United States Securities and Exchange Commission
Washington, D.C. 20549

FORM N-CSR

Certified Shareholder Report of Registered Management Investment Companies

Investment Company Act file number 811-01879

Janus Investment Fund
(Exact name of registrant as specified in charter)

151 Detroit Street, Denver, Colorado 80206
(Address of principal executive offices) (Zip code)

Abigail J. Murray, 151 Detroit Street, Denver, Colorado 80206
(Name and address of agent for service)

Registrant's telephone number, including area code: 303-333-3863

Date of fiscal year end: 6/30

Date of reporting period: 12/31/21

Item 1 - Reports to Shareholders

SEMIANNUAL REPORT December 31, 2021

Janus Henderson Absolute Return Income Opportunities Fund

Janus Investment Fund

HIGHLIGHTS • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Henderson Absolute Return Income Opportunities Fund

FUND SNAPSHOT

This benchmark-agnostic fund has the flexibility to invest across global fixed income markets. The Fund has latitude to act on high-conviction ideas and seeks to achieve positive absolute returns in a variety of market environments.

Daniel Siluk co-portfolio manager	Dylan Bourke co-portfolio manager	Jason England co-portfolio manager

Janus Henderson Absolute Return Income Opportunities Fund (unaudited)

Fund At A Glance

December 31, 2021

Fund Profile
30-day Current Yield*	Without Reimbursement	With Reimbursement
Class A Shares NAV	0.25%	0.55%
Class A Shares MOP	0.24%	0.52%
Class C Shares**	-0.52%	-0.20%
Class D Shares	0.39%	0.70%
Class I Shares	0.48%	0.77%
Class N Shares	0.14%	0.82%
Class R Shares	-0.69%	0.11%
Class S Shares	-1.44%	0.35%
Class T Shares	0.28%	0.59%
Weighted Average Maturity		3.9 Years
Average Effective Duration***		0.7 Years
* Yield will fluctuate.
** Does not include the 1.00% contingent deferred sales charge.
*** A theoretical measure of price volatility.

Ratings† Summary - (% of Total Investments)
AAA	9.8%
A	14.8%
BBB	62.0%
Ba	9.7%
Other	3.7%

† Credit ratings provided by Standard & Poor's (S&P), an independent credit rating agency. Credit ratings range from AAA (highest) to D (lowest) based on S&P's measures. Further information on S&P's rating methodology may be found at www.standardandpoors.com. Other rating agencies may rate the same securities differently. Ratings are relative and subjective and are not absolute standards of quality. Credit quality does not remove market risk and is subject to change. "Not Rated" securities are not rated by S&P, but may be rated by other rating agencies and do not necessarily indicate low quality. "Other" includes cash equivalents, equity securities, and certain derivative instruments.

Significant Areas of Investment - (% of Net Assets)

Asset Allocation - (% of Net Assets)
Corporate Bonds	85.0%
Asset-Backed/Commercial Mortgage-Backed Securities	9.8%
Commercial Paper	0.9%
Other	4.3%
100.0%

Emerging markets comprised 10.8% of total net assets.

Janus Investment Fund	1

Janus Henderson Absolute Return Income Opportunities Fund (unaudited)

Performance

See important disclosures on the next page.

Average Annual Total Return - for the periods ended December 31, 2021					Prospectus Expense Ratios
	Fiscal Year-to-Date	One Year	Five Year	Since Inception*	Total Annual Fund Operating Expenses‡	Net Annual Fund Operating Expenses‡
Class A Shares at NAV	-0.58%	-0.67%	0.74%	0.84%	1.26%	0.95%
Class A Shares at MOP	-5.30%	-5.36%	-0.23%	0.19%
Class C Shares at NAV	-0.96%	-1.39%	0.02%	0.11%	2.04%	1.72%
Class C Shares at CDSC	-1.95%	-2.37%	0.02%	0.11%
Class D Shares	-0.48%	-0.48%	0.87%	0.93%	1.09%	0.77%
Class I Shares	-0.46%	-0.43%	0.97%	1.08%	1.01%	0.70%
Class N Shares	-0.35%	-0.40%	1.04%	1.12%	1.06%	0.63%
Class R Shares	-0.69%	-1.10%	0.30%	0.40%	2.20%	1.38%
Class S Shares	-0.56%	-0.85%	0.52%	0.63%	3.07%	1.13%
Class T Shares	-0.54%	-0.59%	0.81%	0.89%	1.20%	0.88%
FTSE 3-Month U.S. Treasury Bill Index	0.02%	0.05%	1.11%	0.77%
Morningstar Quartile - Class I Shares	-	3rd	4th	4th
Morningstar Ranking - based on total returns for Nontraditional Bond Funds	-	226/332	269/295	211/240

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 (or 800.525.3713 if you hold shares directly with Janus Henderson) or visit janushenderson.com/performance (or janushenderson.com/allfunds if you hold shares directly with Janus Henderson).

Maximum Offering Price (MOP) returns include the maximum sales charge of 4.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

Net expense ratios reflect the expense waiver, if any, contractually agreed to for at least a one-year period commencing on October 28, 2021.

Performance may be affected by risks that include those associated with foreign and emerging markets, fixed income securities, high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), Environmental, Social and Governance (ESG) factors, non-diversification, portfolio turnover, derivatives, short sales, initial public offerings (IPOs) and

2	DECEMBER 31, 2021

Janus Henderson Absolute Return Income Opportunities Fund (unaudited)

Performance

potential conflicts of interest. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class R Shares commenced operations on February 6, 2015. Performance shown for periods prior to February 6, 2015, reflects the historical performance of the Fund’s Class I Shares, calculated using the fees and expenses of Class R Shares, without the effect of any applicable fee and expense limitations or waivers.

If Class R Shares of the Fund had been available during periods prior to February 6, 2015, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of Class R Shares reflects the fees and expenses of Class R Shares, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2021 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Fund Report.”

Effective September 30, 2021, Dylan Bourke, Jason England, and Daniel Siluk are Co-Portfolio Managers of the Fund.

*The Fund’s inception date – May 27, 2014

‡ As stated in the prospectus. See Financial Highlights for actual expense ratios during the reporting period.

Janus Investment Fund	3

Janus Henderson Absolute Return Income Opportunities Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (7/1/21)	Ending Account Value (12/31/21)	Expenses Paid During Period (7/1/21 - 12/31/21)†	Beginning Account Value (7/1/21)	Ending Account Value (12/31/21)	Expenses Paid During Period (7/1/21 - 12/31/21)†	Net Annualized Expense Ratio (7/1/21 - 12/31/21)
Class A Shares	$1,000.00	$994.20	$4.83	$1,000.00	$1,020.37	$4.89	0.96%
Class C Shares	$1,000.00	$990.40	$8.63	$1,000.00	$1,016.53	$8.74	1.72%
Class D Shares	$1,000.00	$995.20	$3.87	$1,000.00	$1,021.32	$3.92	0.77%
Class I Shares	$1,000.00	$995.40	$3.62	$1,000.00	$1,021.58	$3.67	0.72%
Class N Shares	$1,000.00	$996.50	$3.22	$1,000.00	$1,021.98	$3.26	0.64%
Class R Shares	$1,000.00	$993.10	$7.03	$1,000.00	$1,018.15	$7.12	1.40%
Class S Shares	$1,000.00	$994.40	$5.73	$1,000.00	$1,019.46	$5.80	1.14%
Class T Shares	$1,000.00	$994.60	$4.37	$1,000.00	$1,020.82	$4.43	0.87%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

4	DECEMBER 31, 2021

Janus Henderson Absolute Return Income Opportunities Fund

Schedule of Investments (unaudited)

December 31, 2021

Principal Amounts			Value
Asset-Backed/Commercial Mortgage-Backed Securities– 9.8%
FirstMac Mortgage Funding Trust No 4 Series 1-2018,
30 Day Australian Bank Bill Rate + 1.5000%, 1.5150%, 3/8/49‡	745,891	AUD	$547,563
Liberty Series 2018-1 SME,
30 Day Australian Bank Bill Rate + 2.3500%, 2.3650%, 7/10/50‡	2,385,867	AUD	1,742,756
Liberty Series 2018-3,
30 Day Australian Bank Bill Rate + 2.1000%, 2.1058%, 10/25/50‡	860,458	AUD	653,552
Pepper Residential Securities Trust NO 18,
30 Day Australian Bank Bill Rate + 2.1000%, 2.1150%, 8/12/58‡	900,585	AUD	656,933
RedZed Trust Series 2018-1,
30 Day Australian Bank Bill Rate + 2.4000%, 2.4150%, 3/9/50‡	3,081,030	AUD	2,264,300
TORRENS Series 2014-2 Trust,
30 Day Australian Bank Bill Rate + 1.6000%, 1.6150%, 1/12/46‡	1,560,865	AUD	1,149,079
Total Asset-Backed/Commercial Mortgage-Backed Securities (cost $6,756,899)			7,014,183
Corporate Bonds– 85.0%
Banking – 25.5%
Ally Financial Inc, 5.7500%, 11/20/25	$725,000		817,676
Australia & New Zealand Banking Group Ltd,
US Treasury Yield Curve Rate 5 Year + 1.2880%, 2.9500%, 7/22/30 (144A)‡	2,400,000		2,457,430
Bendigo & Adelaide Bank Ltd,
90 Day Australian Bank Bill Rate + 2.4500%, 2.4976%, 11/30/28‡	2,500,000	AUD	1,868,690
Commonwealth Bank of Australia,
90 Day Australian Bank Bill Rate + 1.3200%, 1.3672%, 8/20/31‡	1,500,000	AUD	1,089,713
DBS Group Holdings Ltd,
90 Day Australian Bank Bill Rate + 1.5800%, 1.6450%, 3/16/28‡	1,300,000	AUD	954,778
Macquarie Bank Ltd,
90 Day Australian Bank Bill Rate + 1.5500%, 1.6204%, 6/17/31‡	2,880,000	AUD	2,090,303
National Australia Bank Ltd,
90 Day Australian Bank Bill Rate + 2.0200%, 2.0600%, 11/18/31‡	3,000,000	AUD	2,242,015
Oversea-Chinese Banking Corp Ltd, 4.2500%, 6/19/24	2,000,000		2,127,646
Standard Chartered PLC,
90 Day Australian Bank Bill Rate + 1.8500%, 1.9118%, 6/28/25‡	320,000	AUD	239,015
Standard Chartered PLC, 1.8220%, 11/23/25 (144A)	750,000		749,077
Westpac Banking Corp, AUD SWAP 5 YR + 2.6500%, 4.8000%, 6/14/28‡	2,724,000	AUD	2,072,459
Westpac Banking Corp,
90 Day Australian Bank Bill Rate + 1.9800%, 2.0250%, 8/27/29‡	2,000,000	AUD	1,490,965
			18,199,767
Basic Industry – 0.5%
Ecolab Inc, 1.6500%, 2/1/27	375,000		376,700
Brokerage – 2.1%
Charles Schwab Corp,
US Treasury Yield Curve Rate 5 Year + 4.9710%, 5.3750%‡,µ	1,400,000		1,526,000
Capital Goods – 5.9%
Ashtead Capital Inc, 1.5000%, 8/12/26 (144A)	825,000		809,860
Ball Corp, 4.0000%, 11/15/23	950,000		991,563
Boeing Co, 2.1960%, 2/4/26	1,575,000		1,574,625
CNH Industrial Capital Australia Pty Ltd, 2.1000%, 12/12/22	1,120,000	AUD	823,956
			4,200,004
Communications – 3.9%
American Tower Corp, 1.4500%, 9/15/26	1,030,000		1,007,831
Crown Castle International Corp, 1.0500%, 7/15/26	1,000,000		965,713
Netflix Inc, 3.6250%, 6/15/25 (144A)	750,000		790,350
			2,763,894
Consumer Cyclical – 8.6%
eBay Inc, 1.9000%, 3/11/25	800,000		808,976
General Motors Financial Co Inc, 1.0500%, 3/8/24	1,000,000		994,718
General Motors Financial Co Inc, 1.5000%, 6/10/26	920,000		905,197
Hyundai Capital America, 0.8750%, 6/14/24 (144A)	1,780,000		1,745,487
Volkswagen Financial Services Australia Pty Ltd, 2.4000%, 8/28/24	2,300,000	AUD	1,700,724
			6,155,102

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	5

Janus Henderson Absolute Return Income Opportunities Fund

Schedule of Investments (unaudited)

December 31, 2021

Principal Amounts			Value
Corporate Bonds– (continued)
Consumer Finance – 1.2%
Stellantis Finance US Inc, 1.7110%, 1/29/27 (144A)	$885,000		$869,885
Consumer Non-Cyclical – 1.7%
HCA Inc, 5.3750%, 2/1/25	385,000		423,115
Universal Health Services Inc, 1.6500%, 9/1/26 (144A)	825,000		809,746
			1,232,861
Energy – 0.9%
DCP Midstream Operating LP, 4.9500%, 4/1/22	641,000		641,000
Finance Companies – 7.8%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust,
1.6500%, 10/29/24	400,000		399,274
AerCap Ireland Capital DAC / AerCap Global Aviation Trust,
1.7500%, 10/29/24	325,000		324,208
AerCap Ireland Capital DAC / AerCap Global Aviation Trust, 1.7500%, 1/30/26	350,000		343,284
AerCap Ireland Capital DAC / AerCap Global Aviation Trust,
2.4500%, 10/29/26	425,000		428,485
Air Lease Corp, 1.8750%, 8/15/26	450,000		442,551
Air Lease Corp, 2.1000%, 9/1/28	825,000		795,645
Aviation Capital Group LLC, 1.9500%, 1/30/26 (144A)	1,000,000		975,377
Aviation Capital Group LLC, 1.9500%, 9/20/26 (144A)	200,000		194,257
Rocket Mortgage LLC / Rocket Mortgage Co-Issuer Inc,
2.8750%, 10/15/26 (144A)	750,000		744,375
Springleaf Finance Corp, 8.8750%, 6/1/25	850,000		909,500
			5,556,956
Financial Institutions – 2.1%
Liberty Financial Pty Ltd,
90 Day Australian Bank Bill Rate + 2.6000%, 2.6550%, 3/6/23‡	100,000	AUD	73,197
Liberty Financial Pty Ltd,
90 Day Australian Bank Bill Rate + 2.3500%, 2.3991%, 2/26/24‡	2,000,000	AUD	1,457,617
			1,530,814
Government Sponsored – 10.7%
Bank of China, 5.0000%, 11/13/24	1,450,000		1,580,977
DAE Funding LLC, 1.5500%, 8/1/24 (144A)	500,000		496,250
ICBCIL Finance Co Ltd, 3.6500%, 3/5/22	1,500,000		1,505,701
SGSP Australia Assets Pty Ltd, 3.3000%, 4/9/23	800,000		821,770
Sinopec Capital 2013 Ltd, 3.1250%, 4/24/23	3,130,000		3,204,427
			7,609,125
Industrial – 1.2%
Downer Group Finance Pty Ltd, 3.7000%, 4/29/26	1,100,000	AUD	836,262
Insurance – 2.9%
Athene Global Funding, 1.6080%, 6/29/26 (144A)	900,000		883,412
Centene Corp, 4.2500%, 12/15/27	760,000		792,300
Insurance Australia Group Ltd,
90 Day Australian Bank Bill Rate + 2.1000%, 2.1621%, 6/15/44‡	200,000	AUD	147,208
Insurance Australia Group Ltd,
90 Day Australian Bank Bill Rate + 2.3500%, 2.4121%, 6/15/45‡	350,000	AUD	260,239
			2,083,159
Real Estate Investment Trusts (REITs) – 2.1%
Vicinity Centres Trust, 4.0000%, 4/26/27	1,950,000	AUD	1,512,844
Real Estate Management & Development – 0.9%
QIC Finance Shopping Center Fund Pty Ltd,
90 Day Australian Bank Bill Rate + 1.2700%, 1.3163%, 8/15/25‡	880,000	AUD	646,009
Technology – 7.0%
Broadcom Inc, 1.9500%, 2/15/28 (144A)	1,170,000		1,156,706
Equinix Inc, 1.2500%, 7/15/25	1,100,000		1,080,350
Hewlett Packard Enterprise Co, 1.4500%, 4/1/24	725,000		729,641
Microchip Technology Inc, 4.2500%, 9/1/25	375,000		389,465
Qorvo Inc, 1.7500%, 12/15/24 (144A)	750,000		750,482

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

6	DECEMBER 31, 2021

Janus Henderson Absolute Return Income Opportunities Fund

Schedule of Investments (unaudited)

December 31, 2021

Principal Amounts		Value
Corporate Bonds– (continued)
Technology– (continued)
SK Hynix Inc, 1.0000%, 1/19/24 (144A)	$920,000	$909,478
		5,016,122
Total Corporate Bonds (cost $60,447,576)		60,756,504
Commercial Paper– 0.9%
Energy Transfer Operating LP, 0%, 1/3/22◊((cost $599,984)	600,000	599,984
Total Investments (total cost $67,804,459) – 95.7%		68,370,671
Cash, Receivables and Other Assets, net of Liabilities – 4.3%		3,089,165
Net Assets – 100%		$71,459,836

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
Australia	$26,904,860	39.4%
United States	25,692,627	37.6
China	6,291,105	9.2
Singapore	3,082,424	4.5
United Kingdom	1,797,952	2.6
Germany	1,700,724	2.5
Ireland	1,495,251	2.2
South Korea	909,478	1.3
United Arab Emirates	496,250	0.7

Total	$68,370,671	100.0%

Schedule of Forward Foreign Currency Exchange Contracts

Counterparty/ Foreign Currency	Settlement Date	Foreign Currency Amount (Sold)/ Purchased	USD Currency Amount (Sold)/ Purchased	Market Value and Unrealized Appreciation/ (Depreciation)
Citibank, National Association:
Australian Dollar	2/10/22	(38,000,000)	$28,229,478	585,388
Morgan Stanley & Co:
Australian Dollar	2/10/22	800,000	(572,081)	9,901
Total				$595,289

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	7

Janus Henderson Absolute Return Income Opportunities Fund

Schedule of Investments (unaudited)

December 31, 2021

Schedule of Futures

Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation/(Depreciation)
Futures Purchased:
3-Year Australian Bond	77	3/15/22	$6,393,522	$(7,989)
Futures Sold:
10 Year US Treasury Note	34	3/31/22	(4,435,938)	(43,560)
10-Year Australian Bond	16	3/15/22	(1,619,684)	13,762
2 Year US Treasury Note	25	4/5/22	(5,454,297)	3,141
5 Year US Treasury Note	113	4/5/22	(13,670,352)	(57,383)
Total - Futures Sold				(84,040)
Total				$(92,029)

The following table, grouped by derivative type, provides information about the fair value and location of derivatives within the Statement of Assets and Liabilities as of December 31, 2021.

Fair Value of Derivative Instruments (not accounted for as hedging instruments) as of December 31, 2021

	Currency Contracts	Interest Rate Contracts	Total
Asset Derivatives:
Forward foreign currency exchange contracts	$595,289	$ -	$595,289
*Futures contracts	-	16,903	$ 16,903

Total Asset Derivatives	$595,289	$ 16,903	$612,192
Liability Derivatives:
*Futures contracts	$ -	$ 108,932	$108,932

*The fair value presented includes net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps. In the Statement of Assets and Liabilities, only current day's variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in total distributable earnings (loss).

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	DECEMBER 31, 2021

Janus Henderson Absolute Return Income Opportunities Fund

Schedule of Investments (unaudited)

December 31, 2021

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the period ended December 31, 2021.

The effect of Derivative Instruments (not accounted for as hedging instruments) on the Statement of Operations for the period ended December 31, 2021

Amount of Realized Gain/(Loss) Recognized on Derivatives
Derivative	Currency Contracts	Interest Rate Contracts	Total
Futures contracts	$ -	$ 213,885	$ 213,885
Forward foreign currency exchange contracts	1,566,723	-	$1,566,723
Swap contracts	-	(218,231)	$ (218,231)

Total	$1,566,723	$ (4,346)	$1,562,377

Amount of Change in Unrealized Appreciation/Depreciation Recognized on Derivatives
Derivative	Currency Contracts	Interest Rate Contracts	Total
Futures contracts	$ -	$ (87,298)	$ (87,298)
Forward foreign currency exchange contracts	(573,500)	-	$ (573,500)
Swap contracts	-	148,688	$ 148,688

Total	$ (573,500)	$ 61,390	$ (512,110)

Please see the "Net Realized Gain/(Loss) on Investments" and "Change in Unrealized Net Appreciation/Depreciation" sections of the Fund’s Statement of Operations.

Average Ending Monthly Value of Derivative Instruments During the Period Ended December 31, 2021

Value*
Forward foreign currency exchange contracts, purchased	$3,928,668
Forward foreign currency exchange contracts, sold	34,888,195
Futures contracts, purchased	11,312,875
Futures contracts, sold	23,599,348
Interest rate swaps, pay fixed rate/receive floating rate	105
Interest rate swaps, receive fixed rate/pay floating rate	(22,082)

* Forward foreign currency exchange contracts are reported as the average ending monthly currency amount purchased or sold. Futures contracts and centrally-cleared swaps are reported as the average ending monthly notional value. Options are reported as the average ending monthly market value.

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

Janus Henderson Absolute Return Income Opportunities Fund

Notes to Schedule of Investments and Other Information (unaudited)

FTSE 3-Month U.S. Treasury Bill Index	FTSE 3-Month U.S. Treasury Bill Index tracks the performance of short-term U.S. government debt securities.

LLC	Limited Liability Company
LP	Limited Partnership
PLC	Public Limited Company

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Unless otherwise noted, these securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the period ended December 31, 2021 is $14,342,172, which represents 20.1% of net assets.

‡

Variable or floating rate security. Rate shown is the current rate as of December 31, 2021. Certain variable rate securities are not based on a published reference rate and spread; they are determined by the issuer or agent and current market conditions. Reference rate is as of reset date and may vary by security, which may not indicate a reference rate and/or spread in their description.

µ	Perpetual security. Perpetual securities have no stated maturity date, but they may be called/redeemed by the issuer. The date indicated, if any, represents the next call date.

◊	Zero coupon bond.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of December 31, 2021. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments In Securities:
Asset-Backed/Commercial Mortgage-Backed Securities	$-	$7,014,183	$-
Corporate Bonds	-	60,756,504	-
Commercial Paper	-	599,984	-
Total Investments in Securities	$-	$68,370,671	$-
Other Financial Instruments(a):
Forward Foreign Currency Exchange Contracts	-	595,289	-
Variation Margin Receivable on Futures Contracts	5,194	-	-
Total Assets	$5,194	$68,965,960	$-
Liabilities
Other Financial Instruments(a):
Variation Margin Payable on Futures Contracts	$16,595	$-	$-

(a)

Other financial instruments include forward foreign currency exchange, futures, written options, written swaptions, and swap contracts. Forward foreign currency exchange contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract's value from trade date. Futures, certain written options on futures, and centrally cleared swap contracts are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. Written options, written swaptions, and other swap contracts are reported at their market value at measurement date.

10	DECEMBER 31, 2021

Janus Henderson Absolute Return Income Opportunities Fund

Statement of Assets and Liabilities (unaudited)

December 31, 2021

See footnotes at the end of the Statement.

Assets:
Investments, at value (cost $67,804,459)	$68,370,671
Cash	219,114
Deposits with brokers for futures	230,000
Forward foreign currency exchange contracts	595,289
Cash denominated in foreign currency (cost $1,957,879)	1,957,879
Variation margin receivable on futures contracts	5,194
Non-interested Trustees' deferred compensation	1,862
Receivables:
Fund shares sold	1,082,061
Interest	361,474
Other assets	1,857
Total Assets	72,825,401
Liabilities:
Variation margin payable on futures contracts	16,595
Payables:	—
Fund shares repurchased	1,142,537
Professional fees	64,955
Printing fees	33,915
Advisory fees	21,454
Transfer agent fees and expenses	11,634
12b-1 Distribution and shareholder servicing fees	9,294
Dividends	5,420
Custodian fees	3,326
Non-interested Trustees' deferred compensation fees	1,862
Affiliated fund administration fees payable	163
Non-interested Trustees' fees and expenses	67
Accrued expenses and other payables	54,343
Total Liabilities	1,365,565
Net Assets	$71,459,836

See Notes to Financial Statements.

Janus Investment Fund	11

Janus Henderson Absolute Return Income Opportunities Fund

Statement of Assets and Liabilities (unaudited)

December 31, 2021

Net Assets Consist of:
Capital (par value and paid-in surplus)	$251,927,969
Total distributable earnings (loss)	(180,468,133)
Total Net Assets	$71,459,836
Net Assets - Class A Shares	$11,231,065
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,259,739
Net Asset Value Per Share(1)	$8.92
Maximum Offering Price Per Share(2)	$9.36
Net Assets - Class C Shares	$6,872,817
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	771,588
Net Asset Value Per Share(1)	$8.91
Net Assets - Class D Shares	$14,813,087
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,661,354
Net Asset Value Per Share	$8.92
Net Assets - Class I Shares	$28,629,540
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	3,214,504
Net Asset Value Per Share	$8.91
Net Assets - Class N Shares	$699,065
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	78,389
Net Asset Value Per Share	$8.92
Net Assets - Class R Shares	$546,694
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	61,292
Net Asset Value Per Share	$8.92
Net Assets - Class S Shares	$192,903
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	21,622
Net Asset Value Per Share	$8.92
Net Assets - Class T Shares	$8,474,665
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	951,379
Net Asset Value Per Share	$8.91

(1) Redemption price per share may be reduced for any applicable contingent deferred sales charge. (2) Maximum offering price is computed at 100/95.25 of net asset value.

See Notes to Financial Statements.

12	DECEMBER 31, 2021

Janus Henderson Absolute Return Income Opportunities Fund

Statement of Operations (unaudited)

For the period ended December 31, 2021

Investment Income:
Interest	$756,130
Other income	31,985
Total Investment Income	788,115
Expenses:
Advisory fees	259,791
12b-1 Distribution and shareholder servicing fees:
Class A Shares	16,742
Class C Shares	38,689
Class R Shares	1,320
Class S Shares	253
Transfer agent administrative fees and expenses:
Class D Shares	8,687
Class R Shares	660
Class S Shares	253
Class T Shares	12,507
Transfer agent networking and omnibus fees:
Class A Shares	4,101
Class C Shares	2,917
Class I Shares	11,230
Other transfer agent fees and expenses:
Class A Shares	409
Class C Shares	189
Class D Shares	1,567
Class I Shares	655
Class N Shares	32
Class R Shares	7
Class S Shares	5
Class T Shares	109
Registration fees	49,716
Non-affiliated fund administration fees	35,823
Professional fees	32,460
Custodian fees	6,398
Shareholder reports expense	4,156
Affiliated fund administration fees	999
Non-interested Trustees’ fees and expenses	647
Other expenses	1,078
Total Expenses	491,400
Less: Excess Expense Reimbursement and Waivers	(139,825)
Net Expenses	351,575
Net Investment Income/(Loss)	436,540

See Notes to Financial Statements.

Janus Investment Fund	13

Janus Henderson Absolute Return Income Opportunities Fund

Statement of Operations (unaudited)

For the period ended December 31, 2021

Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	$638,591
Forward foreign currency exchange contracts	1,566,723
Futures contracts	213,885
Swap contracts	(218,231)
Total Net Realized Gain/(Loss) on Investments	2,200,968
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation	(2,462,676)
Forward foreign currency exchange contracts	(573,500)
Futures contracts	(87,298)
Swap contracts	148,688
Total Change in Unrealized Net Appreciation/Depreciation	(2,974,786)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$(337,278)

See Notes to Financial Statements.

14	DECEMBER 31, 2021

Janus Henderson Absolute Return Income Opportunities Fund

Statements of Changes in Net Assets

	Period ended December 31, 2021 (unaudited)	Year ended June 30, 2021

Operations:
Net investment income/(loss)	$436,540	$1,213,216
Net realized gain/(loss) on investments	2,200,968	(8,330,872)
Change in unrealized net appreciation/depreciation	(2,974,786)	8,565,794
Net Increase/(Decrease) in Net Assets Resulting from Operations	(337,278)	1,448,138
Dividends and Distributions to Shareholders:
Class A Shares	(85,103)	(212,636)
Class C Shares	(19,907)	(65,785)
Class D Shares	(115,024)	(269,875)
Class I Shares	(232,810)	(556,100)
Class N Shares	(10,919)	(36,745)
Class R Shares	(2,213)	(4,760)
Class S Shares	(1,102)	(1,945)
Class T Shares	(67,821)	(170,620)
Net Decrease from Dividends and Distributions to Shareholders	(534,899)	(1,318,466)
Capital Share Transactions:
Class A Shares	(3,919,411)	(865,652)
Class C Shares	(1,447,789)	(6,008,759)
Class D Shares	(927,501)	(3,748,119)
Class I Shares	(4,861,451)	(3,063,862)
Class N Shares	(1,089,251)	(735,679)
Class R Shares	36,254	(138,631)
Class S Shares	(34,754)	77,125
Class T Shares	(2,525,660)	(3,911,584)
Net Increase/(Decrease) from Capital Share Transactions	(14,769,563)	(18,395,161)
Net Increase/(Decrease) in Net Assets	(15,641,740)	(18,265,489)
Net Assets:
Beginning of period	87,101,576	105,367,065
End of period	$71,459,836	$87,101,576

See Notes to Financial Statements.

Janus Investment Fund	15

Janus Henderson Absolute Return Income Opportunities Fund

Financial Highlights

Class A Shares
For a share outstanding during the period ended December 31, 2021 (unaudited) and the year ended June 30	2021	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$9.02	$9.01	$8.93	$8.88	$9.64	$9.70
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.05	0.10	0.17	0.18	0.14	0.19
Net realized and unrealized gain/(loss)	(0.09)	0.02	0.15	0.16	(0.70)	0.14
Total from Investment Operations	(0.04)	0.12	0.32	0.34	(0.56)	0.33
Less Dividends and Distributions:
Dividends (from net investment income)	(0.06)	(0.11)	(0.24)	(0.29)	(0.20)	(0.38)
Return of capital	—	—	—	—	—	(0.01)
Total Dividends and Distributions	(0.06)	(0.11)	(0.24)	(0.29)	(0.20)	(0.39)
Net Asset Value, End of Period	$8.92	$9.02	$9.01	$8.93	$8.88	$9.64
Total Return*	(0.46)%	1.38%	3.64%	3.85%	(5.91)%	3.51%
Net Assets, End of Period (in thousands)	$11,231	$15,300	$16,158	$25,377	$62,043	$123,769
Average Net Assets for the Period (in thousands)	$13,178	$16,811	$20,287	$42,125	$107,328	$103,307
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.30%	1.26%	1.24%	1.03%	1.00%	1.01%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.96%	0.95%	0.98%	0.99%	1.00%	1.01%
Ratio of Net Investment Income/(Loss)	1.03%	1.16%	1.87%	2.01%	1.43%	1.94%
Portfolio Turnover Rate	52%	47%	11%	170%	119%	145%

Class C Shares
For a share outstanding during the period ended December 31, 2021 (unaudited) and the year ended June 30	2021	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$9.01	$9.01	$8.92	$8.88	$9.63	$9.69
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.01	0.04	0.10	0.11	0.07	0.12
Net realized and unrealized gain/(loss)	(0.09)	0.01	0.17	0.15	(0.69)	0.14
Total from Investment Operations	(0.08)	0.05	0.27	0.26	(0.62)	0.26
Less Dividends and Distributions:
Dividends (from net investment income)	(0.02)	(0.05)	(0.18)	(0.22)	(0.13)	(0.31)
Return of capital	—	—	—	—	—	(0.01)
Total Dividends and Distributions	(0.02)	(0.05)	(0.18)	(0.22)	(0.13)	(0.32)
Net Asset Value, End of Period	$8.91	$9.01	$9.01	$8.92	$8.88	$9.63
Total Return*	(0.85)%	0.56%	3.03%	2.96%	(6.49)%	2.75%
Net Assets, End of Period (in thousands)	$6,873	$8,407	$14,388	$18,983	$45,990	$60,913
Average Net Assets for the Period (in thousands)	$7,642	$11,266	$15,398	$30,267	$58,477	$54,205
Ratios to Average Net Assets**:
Ratio of Gross Expenses	2.08%	1.96%	1.96%	1.81%	1.72%	1.75%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.72%	1.64%	1.68%	1.76%	1.72%	1.75%
Ratio of Net Investment Income/(Loss)	0.27%	0.48%	1.12%	1.22%	0.69%	1.22%
Portfolio Turnover Rate	52%	47%	11%	170%	119%	145%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

16	DECEMBER 31, 2021

Janus Henderson Absolute Return Income Opportunities Fund

Financial Highlights

Class D Shares
For a share outstanding during the period ended December 31, 2021 (unaudited) and the year ended June 30	2021	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$9.02	$9.01	$8.94	$8.89	$9.64	$9.70
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.06	0.12	0.16	0.17	0.14	0.19
Net realized and unrealized gain/(loss)	(0.09)	0.02	0.17	0.17	(0.68)	0.15
Total from Investment Operations	(0.03)	0.14	0.33	0.34	(0.54)	0.34
Less Dividends and Distributions:
Dividends (from net investment income)	(0.07)	(0.13)	(0.26)	(0.29)	(0.21)	(0.39)
Return of capital	—	—	—	—	—	(0.01)
Total Dividends and Distributions	(0.07)	(0.13)	(0.26)	(0.29)	(0.21)	(0.40)
Net Asset Value, End of Period	$8.92	$9.02	$9.01	$8.94	$8.89	$9.64
Total Return*	(0.37)%	1.57%	3.69%	3.95%	(5.73)%	3.55%
Net Assets, End of Period (in thousands)	$14,813	$15,929	$19,646	$9,437	$12,526	$16,621
Average Net Assets for the Period (in thousands)	$15,476	$18,673	$13,252	$10,576	$15,676	$15,427
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.12%	1.09%	1.17%	1.04%	0.92%	0.97%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.77%	0.77%	0.80%	0.90%	0.92%	0.97%
Ratio of Net Investment Income/(Loss)	1.23%	1.34%	1.84%	1.91%	1.50%	2.01%
Portfolio Turnover Rate	52%	47%	11%	170%	119%	145%

Class I Shares
For a share outstanding during the period ended December 31, 2021 (unaudited) and the year ended June 30	2021	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$9.00	$9.00	$8.92	$8.88	$9.64	$9.70
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.06	0.13	0.19	0.23	0.16	0.21
Net realized and unrealized gain/(loss)	(0.08)	0.01	0.15	0.12	(0.69)	0.15
Total from Investment Operations	(0.02)	0.14	0.34	0.35	(0.53)	0.36
Less Dividends and Distributions:
Dividends (from net investment income)	(0.07)	(0.14)	(0.26)	(0.31)	(0.23)	(0.41)
Return of capital	—	—	—	—	—	(0.01)
Total Dividends and Distributions	(0.07)	(0.14)	(0.26)	(0.31)	(0.23)	(0.42)
Net Asset Value, End of Period	$8.91	$9.00	$9.00	$8.92	$8.88	$9.64
Total Return*	(0.23)%	1.51%	3.88%	3.99%	(5.67)%	3.79%
Net Assets, End of Period (in thousands)	$28,630	$33,808	$36,831	$57,628	$1,166,188	$1,685,309
Average Net Assets for the Period (in thousands)	$30,271	$36,932	$43,004	$652,474	$1,704,727	$1,409,826
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.04%	1.01%	1.00%	0.76%	0.75%	0.74%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.72%	0.71%	0.73%	0.74%	0.75%	0.74%
Ratio of Net Investment Income/(Loss)	1.28%	1.40%	2.09%	2.61%	1.67%	2.22%
Portfolio Turnover Rate	52%	47%	11%	170%	119%	145%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	17

Janus Henderson Absolute Return Income Opportunities Fund

Financial Highlights

Class N Shares
For a share outstanding during the period ended December 31, 2021 (unaudited) and the year ended June 30	2021	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$9.01	$9.01	$8.93	$8.89	$9.64	$9.70
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.06	0.13	0.19	0.27	0.16	0.22
Net realized and unrealized gain/(loss)	(0.08)	0.01	0.16	0.08	(0.68)	0.14
Total from Investment Operations	(0.02)	0.14	0.35	0.35	(0.52)	0.36
Less Dividends and Distributions:
Dividends (from net investment income)	(0.07)	(0.14)	(0.27)	(0.31)	(0.23)	(0.41)
Return of capital	—	—	—	—	—	(0.01)
Total Dividends and Distributions	(0.07)	(0.14)	(0.27)	(0.31)	(0.23)	(0.42)
Net Asset Value, End of Period	$8.92	$9.01	$9.01	$8.93	$8.89	$9.64
Total Return*	(0.24)%	1.58%	3.94%	4.00%	(5.51)%	3.82%
Net Assets, End of Period (in thousands)	$699	$1,803	$2,534	$2,454	$78,752	$5,444
Average Net Assets for the Period (in thousands)	$1,369	$2,330	$2,426	$7,437	$31,271	$5,122
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.19%	1.06%	1.06%	0.62%	0.66%	0.71%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.64%	0.64%	0.67%	0.57%	0.66%	0.71%
Ratio of Net Investment Income/(Loss)	1.32%	1.47%	2.10%	2.79%	1.80%	2.25%
Portfolio Turnover Rate	52%	47%	11%	170%	119%	145%

Class R Shares
For a share outstanding during the period ended December 31, 2021 (unaudited) and the year ended June 30	2021	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$9.02	$9.02	$8.94	$8.89	$9.64	$9.70
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.03	0.07	0.13	0.11	0.09	0.14
Net realized and unrealized gain/(loss)	(0.09)	—(2)	0.15	0.18	(0.69)	0.15
Total from Investment Operations	(0.06)	0.07	0.28	0.29	(0.60)	0.29
Less Dividends and Distributions:
Dividends (from net investment income)	(0.04)	(0.07)	(0.20)	(0.24)	(0.15)	(0.34)
Return of capital	—	—	—	—	—	(0.01)
Total Dividends and Distributions	(0.04)	(0.07)	(0.20)	(0.24)	(0.15)	(0.35)
Net Asset Value, End of Period	$8.92	$9.02	$9.02	$8.94	$8.89	$9.64
Total Return*	(0.69)%	0.83%	3.17%	3.37%	(6.28)%	3.05%
Net Assets, End of Period (in thousands)	$547	$516	$654	$950	$959	$551
Average Net Assets for the Period (in thousands)	$518	$573	$862	$949	$836	$343
Ratios to Average Net Assets**:
Ratio of Gross Expenses	2.30%	2.20%	2.04%	1.80%	1.52%	1.47%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.40%	1.39%	1.42%	1.46%	1.52%	1.47%
Ratio of Net Investment Income/(Loss)	0.60%	0.73%	1.40%	1.27%	0.91%	1.42%
Portfolio Turnover Rate	52%	47%	11%	170%	119%	145%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Less than $0.005 on a per share basis.

See Notes to Financial Statements.

18	DECEMBER 31, 2021

Janus Henderson Absolute Return Income Opportunities Fund

Financial Highlights

Class S Shares
For a share outstanding during the period ended December 31, 2021 (unaudited) and the year ended June 30	2021	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$9.02	$9.02	$8.94	$8.89	$9.63	$9.70
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.04	0.09	0.15	0.18	0.11	0.17
Net realized and unrealized gain/(loss)	(0.09)	0.01	0.15	0.13	(0.69)	0.14
Total from Investment Operations	(0.05)	0.10	0.30	0.31	(0.58)	0.31
Less Dividends and Distributions:
Dividends (from net investment income)	(0.05)	(0.10)	(0.22)	(0.26)	(0.16)	(0.37)
Return of capital	—	—	—	—	—	(0.01)
Total Dividends and Distributions	(0.05)	(0.10)	(0.22)	(0.26)	(0.16)	(0.38)
Net Asset Value, End of Period	$8.92	$9.02	$9.02	$8.94	$8.89	$9.63
Total Return*	(0.56)%	1.08%	3.44%	3.58%	(6.08)%	3.24%
Net Assets, End of Period (in thousands)	$193	$230	$153	$160	$1,500	$1,071
Average Net Assets for the Period (in thousands)	$199	$182	$149	$1,251	$949	$716
Ratios to Average Net Assets**:
Ratio of Gross Expenses	2.98%	3.07%	3.45%	1.48%	1.26%	1.21%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.14%	1.14%	1.16%	1.29%	1.22%	1.17%
Ratio of Net Investment Income/(Loss)	0.85%	0.96%	1.62%	1.97%	1.17%	1.75%
Portfolio Turnover Rate	52%	47%	11%	170%	119%	145%

Class T Shares
For a share outstanding during the period ended December 31, 2021 (unaudited) and the year ended June 30	2021	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$9.01	$9.01	$8.92	$8.88	$9.63	$9.69
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.05	0.11	0.17	0.19	0.14	0.19
Net realized and unrealized gain/(loss)	(0.09)	0.01	0.17	0.14	(0.68)	0.15
Total from Investment Operations	(0.04)	0.12	0.34	0.33	(0.54)	0.34
Less Dividends and Distributions:
Dividends (from net investment income)	(0.06)	(0.12)	(0.25)	(0.29)	(0.21)	(0.39)
Return of capital	—	—	—	—	—	(0.01)
Total Dividends and Distributions	(0.06)	(0.12)	(0.25)	(0.29)	(0.21)	(0.40)
Net Asset Value, End of Period	$8.91	$9.01	$9.01	$8.92	$8.88	$9.63
Total Return*	(0.42)%	1.36%	3.82%	3.78%	(5.73)%	3.58%
Net Assets, End of Period (in thousands)	$8,475	$11,109	$15,003	$23,902	$111,015	$217,138
Average Net Assets for the Period (in thousands)	$9,851	$12,601	$19,046	$51,775	$193,808	$193,689
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.24%	1.20%	1.20%	0.98%	0.93%	0.95%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.87%	0.86%	0.91%	0.93%	0.92%	0.94%
Ratio of Net Investment Income/(Loss)	1.12%	1.25%	1.92%	2.13%	1.49%	2.02%
Portfolio Turnover Rate	52%	47%	11%	170%	119%	145%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	19

Janus Henderson Absolute Return Income Opportunities Fund

Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

Janus Henderson Absolute Return Income Opportunities Fund (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 41 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks to maximize total return, consistent with preservation of capital. The Fund is classified as diversified, as defined in the 1940 Act. Janus Henderson Investors US LLC (formerly Janus Capital Management LLC) is the investment adviser (the “Adviser”) to the Fund.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares.

Shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with United States of America generally accepted accounting principles ("US GAAP")).

Class A Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class C Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, and bank trust platforms.

Class C Shares are closed to investments by new employer-sponsored retirement plans and existing employer-sponsored retirement plans are no longer able to make additional purchases or exchanges into Class C Shares.

The Funds currently implement an automatic conversion feature pursuant to which Class C Shares that have been held for eight years are automatically converted to Class A Shares without the imposition of any sales charge, fee or other charge. The conversion will generally occur no later than ten business days in the month following the month of the eighth anniversary of the date of purchase. Class C Shares purchased through the reinvestment of dividends and other distributions on Class C Shares will convert to Class A Shares at the same time as the original Class C Shares with respect to which they were purchased. For Class C Shares held in omnibus accounts on intermediary platforms, the Fund will rely on these intermediaries to implement this conversion feature. Your financial intermediary may have separate policies and procedures as to when and how Class C Shares may be converted to Class A Shares. Please contact your financial intermediary for additional information.

Effective July 6, 2020, Class D Shares are available to new investors, subject to any closed fund policies for a Fund, as applicable. Previously, Class D Shares were only available to investors who already had a direct account with the Janus Henderson funds; immediate family members or members of the same household of an eligible individual investor; and existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus Henderson funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments, who established Class I Share accounts before August 4, 2017.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of: 1) certain adviser-assisted, employer-sponsored retirement plans, including 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and certain welfare benefit plans, such as health savings accounts, and nonqualified deferred compensation plans; and 2) retail investors purchasing in qualified or nonqualified accounts, whose accounts are held through an omnibus account at their financial intermediary, and where the financial intermediary requires no payment or reimbursement from the Fund, the Adviser, or its affiliates. Class N Shares are also available to Janus Henderson proprietary products and to certain direct

20	DECEMBER 31, 2021

Janus Henderson Absolute Return Income Opportunities Fund

Notes to Financial Statements (unaudited)

institutional investors approved by Janus Distributors US LLC dba Janus Henderson Distributors (formerly Janus Distributors LLC) (the “Distributor”) including, but not limited to, corporations, certain retirement plans, public plans, and foundations and endowments, subject to minimum investment requirements.

Class R Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with the Adviser or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with the Adviser or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with US GAAP.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on

Janus Investment Fund	21

Janus Henderson Absolute Return Income Opportunities Fund

Notes to Financial Statements (unaudited)

an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of December 31, 2021 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income is recorded daily on the accrual basis and includes amortization of premiums and accretion of discounts. The Fund classifies gains and losses on prepayments received as an adjustment to interest income. Debt securities may be placed in non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivables when collection of all or a portion of interest has become doubtful. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

22	DECEMBER 31, 2021

Janus Henderson Absolute Return Income Opportunities Fund

Notes to Financial Statements (unaudited)

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

Dividends are declared daily and distributed monthly for the Fund. Realized capital gains, if any, are declared and distributed in December. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or a Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Fund's equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Derivative Instruments

The Fund may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Fund may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on futures contracts, options on foreign currencies, options on recovery locks, options on security and commodity indices, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Fund during the period ended December 31, 2021 is discussed in further detail below. A summary of derivative activity by the Fund is reflected in the tables at the end of the Schedule of Investments.

The Fund may use derivative instruments for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions), to adjust currency exposure relative to a benchmark index, or for speculative purposes (to earn income and seek to enhance returns). When the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Fund may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly. The Fund’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the

Janus Investment Fund	23

Janus Henderson Absolute Return Income Opportunities Fund

Notes to Financial Statements (unaudited)

securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks.

In pursuit of its investment objective, the Fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

• Commodity Risk – the risk related to the change in value of commodities or commodity-linked investments due to changes in the overall market movements, volatility of the underlying benchmark, changes in interest rates, or other factors affecting a particular industry or commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

• Counterparty Risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

• Credit Risk – the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

• Currency Risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

• Equity Risk – the risk related to the change in value of equity securities as they relate to increases or decreases in the general market.

• Index Risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

• Interest Rate Risk – the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Fund’s NAV to likewise decrease.

• Leverage Risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Fund creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

• Liquidity Risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Fund may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. Additionally, the Fund may deposit cash and/or treasuries as collateral with the counterparty and/or custodian daily (based on the daily valuation of the financial asset) if the Fund has a net aggregate unrealized loss on OTC derivative contracts with a particular counterparty. All liquid securities and restricted cash are considered to cover in an amount at all times equal to or greater than the Fund’s commitment with respect to certain exchange-traded derivatives, centrally cleared derivatives, forward foreign currency exchange contracts, short sales, and/or securities with extended settlement dates. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on the Adviser’s's ability to establish and maintain appropriate systems and trading.

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract (“forward currency contract”) is an obligation to buy or sell a specified currency at a future date at a negotiated rate (which may be U.S. dollars or a foreign currency). The Fund may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign

24	DECEMBER 31, 2021

Janus Henderson Absolute Return Income Opportunities Fund

Notes to Financial Statements (unaudited)

currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Fund may also invest in forward currency contracts for non-hedging purposes such as seeking to enhance returns. The Fund is subject to currency risk and counterparty risk in the normal course of pursuing its investment objective through its investments in forward currency contracts.

Forward currency contracts are valued by converting the foreign value to U.S. dollars by using the current spot U.S. dollar exchange rate and/or forward rate for that currency. Exchange and forward rates as of the close of the NYSE are used to value the forward currency contracts. The unrealized appreciation/(depreciation) for forward currency contracts is reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations for the change in unrealized net appreciation/depreciation (if applicable). The realized gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a forward currency contract is reported on the Statement of Operations (if applicable).

During the period, the Fund entered into forward currency contracts with the obligation to purchase foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Fund.

During the period, the Fund entered into forward currency contracts with the obligation to sell foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Fund.

Futures Contracts

A futures contract is an exchange-traded agreement to take or make delivery of an underlying asset at a specific time in the future for a specific predetermined negotiated price. The Fund may enter into futures contracts to gain exposure to the stock market or other markets pending investment of cash balances or to meet liquidity needs. The Fund is subject to interest rate risk, equity risk, and currency risk in the normal course of pursuing its investment objective through its investments in futures contracts. The Fund may also use such derivative instruments to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts on commodities are valued at the settlement price on valuation date on the commodities exchange as reported by an approved vendor. Mini contracts, as defined in the description of the contract, shall be valued using the Actual Settlement Price or “ASET” price type as reported by an approved vendor. In the event that foreign futures trade when the foreign equity markets are closed, the last foreign futures trade price shall be used. Futures contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statement of Assets and Liabilities (if applicable). The change in unrealized net appreciation/depreciation is reported on the Statement of Operations (if applicable). When a contract is closed, a realized gain or loss is reported on the Statement of Operations (if applicable), equal to the difference between the opening and closing value of the contract. Securities held by the Fund that are designated as collateral for market value on futures contracts are noted on the Schedule of Investments (if applicable). Such collateral is in the possession of the Fund’s futures commission merchant.

With futures, there is minimal counterparty credit risk to the Fund since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

During the period, the Fund purchased interest rate futures to increase exposure to interest rate risk.

During the period, the Fund sold interest rate futures to decrease exposure to interest rate risk.

Swaps

Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year to exchange one set of cash flows for another. The most significant factor in the performance of swap agreements is the change in value of the specific index, security, or currency, or other factors that determine the amounts of payments due to and from the Fund. The use of swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Swap transactions may in some instances involve the delivery of securities or other underlying assets by the Fund or its counterparty to collateralize obligations under the swap. If the other party to a swap that is not collateralized defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. Swap

Janus Investment Fund	25

Janus Henderson Absolute Return Income Opportunities Fund

Notes to Financial Statements (unaudited)

agreements entail the risk that a party will default on its payment obligations to the Fund. If the other party to a swap defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. If the Fund utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Fund and reduce the Fund’s total return.

Swap agreements also bear the risk that the Fund will not be able to meet its obligation to the counterparty. Swap agreements are typically privately negotiated and entered into in the OTC market. However, certain swap agreements are required to be cleared through a clearinghouse and traded on an exchange or swap execution facility. Swaps that are required to be cleared are required to post initial and variation margins in accordance with the exchange requirements. Regulations enacted require the Fund to centrally clear certain interest rate and credit default index swaps through a clearinghouse or central counterparty (“CCP”). To clear a swap with a CCP, the Fund will submit the swap to, and post collateral with, a futures clearing merchant (“FCM”) that is a clearinghouse member. Alternatively, the Fund may enter into a swap with a financial institution other than the FCM (the “Executing Dealer”) and arrange for the swap to be transferred to the FCM for clearing. The Fund may also enter into a swap with the FCM itself. The CCP, the FCM, and the Executing Dealer are all subject to regulatory oversight by the U.S. Commodity Futures Trading Commission (“CFTC”). A default or failure by a CCP or an FCM, or the failure of a swap to be transferred from an Executing Dealer to the FCM for clearing, may expose the Fund to losses, increase its costs, or prevent the Fund from entering or exiting swap positions, accessing collateral, or fully implementing its investment strategies. The regulatory requirement to clear certain swaps could, either temporarily or permanently, reduce the liquidity of cleared swaps or increase the costs of entering into those swaps.

Index swaps, interest rate swaps, inflation swaps and credit default swaps are valued using an approved vendor supplied price. Basket swaps are valued using a broker supplied price. Equity swaps that consist of a single underlying equity are valued either at the closing price, the latest bid price, or the last sale price on the primary market or exchange it trades. The market value of swap contracts are aggregated by positive and negative values and are disclosed separately as an asset or liability on the Fund’s Statement of Assets and Liabilities (if applicable). Realized gains and losses are reported on the Fund’s Statement of Operations (if applicable). The change in unrealized net appreciation or depreciation during the period is included in the Statement of Operations (if applicable).

The Fund’s maximum risk of loss from counterparty risk or credit risk is the discounted value of the payments to be received from/paid to the counterparty over the contract’s remaining life, to the extent that the amount is positive. The risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to cover the Fund’s exposure to the counterparty.

The Fund’s use of interest rate swaps involves investment techniques and risks different from those associated with ordinary portfolio security transactions. Interest rate swaps do not involve the delivery of securities, other underlying assets, or principal. Interest rate swaps involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments). Interest rate swaps may result in potential losses if interest rates do not move as expected or if the counterparties are unable to satisfy their obligations. Interest rate swaps are generally entered into on a net basis. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make.

During the period, the Fund entered into interest rate swaps paying a fixed interest rate and receiving a floating interest rate in order to decrease interest rate risk (duration) exposure. As interest rates rise, the Fund benefits by receiving a higher expected future floating rate, while paying a fixed rate that has not increased.

During the period, the Fund entered into interest rate swaps paying a floating interest rate and receiving a fixed interest rate in order to increase interest rate risk (duration) exposure. As interest rates fall, the Fund benefits by paying a lower future floating rate, while receiving a fixed rate that has not decreased.

There were no interest rate swaps held at December 31, 2021.

3. Other Investments and Strategies

Additional Investment Risk

The Fund may be invested in lower-rated debt securities that have a higher risk of default or loss of value since these securities may be sensitive to economic changes, political changes, or adverse developments specific to the issuer.

26	DECEMBER 31, 2021

Janus Henderson Absolute Return Income Opportunities Fund

Notes to Financial Statements (unaudited)

In response to the COVID-19 pandemic, the U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets, including reducing interest rates to record-low levels. Extremely low or negative interest rates may become more prevalent or may not work as intended. As there is little precedent for this situation, the impact on various markets that interest rate or other significant policy changes may have is unknown. The withdrawal of this support, a failure of measures put in place in response to such economic uncertainty, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation.

Widespread disease, including pandemics and epidemics, and natural or environmental disasters, including those which may be attributable to global climate change, such as earthquakes, fires, floods, hurricanes, tsunamis and weather-related phenomena generally, have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a Fund’s investments. Economies and financial markets throughout the world have become increasingly interconnected, which increases the likelihood that events or conditions in one region or country will adversely affect markets or issuers in other regions or countries, including the United States. These disruptions could prevent a Fund from executing advantageous investment decisions in a timely manner and negatively impact a Fund’s ability to achieve its investment objective(s). Any such event(s) could have a significant adverse impact on the value of a Fund. In addition, these disruptions could also impair the information technology and other operational systems upon which the Fund’s service providers, including the Adviser or the subadviser (as applicable), rely, and could otherwise disrupt the ability of employees of the Fund’s service providers to perform essential tasks on behalf of the Fund. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance and reinsurance companies that insure or reinsure against the impact of natural disasters.

A number of countries in the European Union (the “EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen, or spread further within the EU. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Among other things, these developments have adversely affected the value and exchange rate of the euro and pound sterling, and may continue to significantly affect the economies of all EU countries, which in turn may have a material adverse effect on the Fund’s investments in such countries, other countries that depend on EU countries for significant amounts of trade or investment, or issuers with exposure to debt issued by certain EU countries.

Geographic Investment Risk

To the extent the Fund invests a significant portion of its assets in a particular country or geographic region, the Fund will generally have more exposure to certain risks due to possible political, economic, social, or regulatory events in that country or region. Adverse developments in certain regions could also adversely affect securities of other countries whose economies appear to be unrelated and could have a negative impact on the Fund’s performance.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the "Offsetting Assets and Liabilities" section of this Note for further details.

Janus Investment Fund	27

Janus Henderson Absolute Return Income Opportunities Fund

Notes to Financial Statements (unaudited)

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that the Adviser believes to be creditworthy at the time of the transaction. There is always the risk that the Adviser’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Emerging Market Investing

Within the parameters of its specific investment policies, the Fund may invest in securities of issuers or companies from or with exposure to one or more “developing countries” or “emerging market countries.” Such countries include but are not limited to countries included in the MSCI Emerging Markets IndexSM. Emerging market countries in which the Fund may invest include frontier market countries, the economies of which are less developed than other emerging market countries. To the extent that the Fund invests a significant amount of its assets in one or more of these countries, its returns and net asset value may be affected to a large degree by events and economic conditions in such countries. The risks of foreign investing are heightened when investing in emerging markets, which may result in the price of investments in emerging markets experiencing sudden and sharp price swings. In many developing markets, there is less government supervision and regulation of stock exchanges, brokers, and listed companies, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. Similarly, issuers in such markets may not be subject to regulatory, accounting, auditing, and financial reporting and recordkeeping standards comparable to those to which U.S. companies are subject. There is a risk in developing countries that a current or future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, seizure, nationalization, sanctions or imposition of restrictions by various governmental entities on investment and trading, or creation of government monopolies, any of which may have a detrimental effect on the Fund’s investments. In addition, the Fund’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Fund’s investments. To the extent that the Fund invests a significant portion of its assets in the securities of issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the Fund’s performance. Developing countries may also experience a higher level of exposure and vulnerability to the adverse effects of climate change. This can be attributed to both the geographic location of emerging market countries and/or a country’s lack of access to technology or resources to adjust and adapt to its effects. An increased occurrence and severity of natural disasters and extreme weather events such as droughts and decreased crop yields, heat waves, flooding and rising sea levels, and increased spread of disease, could cause harmful effects to the performance of affected economies. Additionally, foreign and emerging market risks, including, but not limited to, price controls, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, nationalization, and restrictions on repatriation of assets may be heightened to the extent the Fund invests in Chinese local market securities.

Mortgage- and Asset-Backed Securities

Mortgage- and asset-backed securities represent interests in “pools” of commercial or residential mortgages or other assets, including consumer and commercial loans or receivables. The Fund may purchase fixed or variable rate commercial or residential mortgage-backed securities issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”), or other governmental or government-related entities. Ginnie Mae’s guarantees are backed as to the timely payment of principal and interest by the full faith and credit of the U.S. Government. Fannie Mae and Freddie Mac securities are not backed by the full faith and credit of the U.S. Government. In September 2008, the Federal Housing Finance Agency (“FHFA”), an agency of the U.S. Government, placed Fannie Mae and Freddie Mac under conservatorship. Since that time, Fannie Mae and Freddie Mac have received capital support through U.S. Treasury preferred stock purchases and Treasury and Federal Reserve purchases of their mortgage-backed securities. The FHFA and the U.S. Treasury have imposed strict limits on the size of these entities’ mortgage portfolios. The FHFA has the power to cancel any contract entered into by Fannie Mae and Freddie Mac prior to FHFA’s appointment as conservator or receiver, including the guarantee obligations of Fannie Mae and Freddie Mac.

28	DECEMBER 31, 2021

Janus Henderson Absolute Return Income Opportunities Fund

Notes to Financial Statements (unaudited)

The Fund may also purchase other mortgage- and asset-backed securities through single- and multi-seller conduits, collateralized debt obligations, structured investment vehicles, and other similar securities. Asset-backed securities may be backed by various consumer obligations, including automobile loans, equipment leases, credit card receivables, or other collateral. In the event the underlying loans are not paid, the securities’ issuer could be forced to sell the assets and recognize losses on such assets, which could impact your return. Unlike traditional debt instruments, payments on these securities include both interest and a partial payment of principal. Mortgage- and asset-backed securities are subject to both extension risk, where borrowers pay off their debt obligations more slowly in times of rising interest rates, and prepayment risk, where borrowers pay off their debt obligations sooner than expected in times of declining interest rates. These risks may reduce the Fund’s returns. In addition, investments in mortgage- and asset-backed securities, including those comprised of subprime mortgages, may be subject to a higher degree of credit risk, valuation risk, extension risk (if interest rates rise), and liquidity risk than various other types of fixed-income securities. Additionally, although mortgage-backed securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that guarantors or insurers will meet their obligations.

Offsetting Assets and Liabilities

The Fund presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs OTC derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, in the event of a default and/or termination event, the Fund may offset with each counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment.

The following table present gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see the “Fair Value of Derivative Instruments (not accounted for as hedging instruments) as of December 31, 2021” table located in the Fund’s Schedule of Investments.

Offsetting of Financial Assets and Derivative Assets

	Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Assets	or Liability(a)	Pledged(b)	Net Amount

Citibank, National Association	$585,388	$—	$—	$585,388
Morgan Stanley & Co	9,901	—	—	9,901

Total	$595,289	$—	$—	$595,289
(a)

Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

The Fund generally does not exchange collateral on its forward foreign currency contracts with its counterparties; however, all liquid securities and restricted cash are considered to cover in an amount at all times equal to or greater than the Fund’s commitment with respect to these contracts. Certain securities may be segregated at the Fund’s custodian. These segregated securities are denoted on the accompanying Schedule of Investments and are evaluated daily to ensure their cover and/or market value equals or exceeds the Fund’s corresponding forward foreign currency exchange contract's obligation value.

Janus Investment Fund	29

Janus Henderson Absolute Return Income Opportunities Fund

Notes to Financial Statements (unaudited)

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

4. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays the Adviser an investment advisory fee which is calculated daily and paid monthly. The following table reflects the Fund’s contractual investment advisory fee rate (expressed as an annual rate).

Average Daily Net Assets of the Fund	Contractual Investment Advisory Fee (%)
First $1 Billion	0.65
Next $2 Billion	0.62
Over $3 Billion	0.60

The Fund’s actual investment advisory fee rate for the reporting period was 0.66% of average annual net assets before any applicable waivers.

The Adviser has entered into a personnel-sharing arrangement with its foreign (non-U.S.) affiliate, Kapstream Capital Pty Limited (Australia) ("Kapstream"), pursuant to which certain employees of Kapstream may also serve as employees or as "associated persons" of the Adviser. In this capacity, employees of Kapstream are subject to the oversight and supervision of the Adviser and may provide portfolio management, research, and related services to the Fund on behalf of the Adviser. The responsibilities of both the Adviser and Kapstream under the participating affiliate arrangement are documented in a memorandum of understanding between the two entities.

The Adviser has contractually agreed to waive the investment advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s total annual fund operating expenses, including the investment advisory fee, but excluding the fees payable pursuant to a Rule 12b-1 plan, shareholder servicing fees, such as transfer agency fees (including out-of-pocket costs), administrative services fees and any networking/omnibus payable by any share class, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.63% of the Fund’s average daily net assets. The Adviser has agreed to continue the waivers for at least a one-year period commencing October 28, 2021. If applicable, amounts waived and/or reimbursed to the Fund by the Adviser are disclosed as “Excess Expense Reimbursement and Waivers” on the Statement of Operations.

Janus Henderson Services US LLC (formerly Janus Services LLC) (the “Transfer Agent”), a wholly-owned subsidiary of the Adviser, is the Fund’s transfer agent. In addition, the Transfer Agent provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund. The Transfer Agent is not compensated for its services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to the Transfer Agent, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between the Transfer Agent and the Fund, the Transfer Agent may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. The Adviser and its affiliates benefit from an increase in assets that may result from such relationships. The Funds’ Trustees have set limits on fees that the Funds may incur with respect to administrative fees paid for omnibus or networked accounts. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

30	DECEMBER 31, 2021

Janus Henderson Absolute Return Income Opportunities Fund

Notes to Financial Statements (unaudited)

The Fund pays an annual administrative services fee based on the average daily net assets of Class D Shares for shareholder services provided by the Transfer Agent, as detailed below.

Average Daily Net Assets of Class D Shares of the Janus Henderson funds	Administrative Services Fee
Under $40 billion	0.12%
$40 billion – $49.9 billion	0.10%
Over $49.9 billion	0.08%

The Fund’s actual Class D administrative fee rate was 0.11% for the reporting period.

The Transfer Agent provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

The Transfer Agent receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class R Shares, Class S Shares and Class T Shares for providing or procuring administrative services to investors in Class R Shares, Class S Shares and Class T Shares of the Fund. The Transfer Agent expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. The Transfer Agent or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class R Shares, Class S Shares and Class T Shares of the Fund. The Transfer Agent may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class R Shares, Class S Shares and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with the Adviser. For all share classes, the Transfer Agent also seeks reimbursement for costs it incurs as transfer agent and for providing servicing.

The Transfer Agent is compensated for its services related to the Fund’s Class D Shares. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, the Distributor, a wholly-owned subsidiary of the Adviser, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets, of up to 0.50% of the Class R Shares' average daily net assets and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to the Distributor for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution and shareholder servicing fees” in the Statement of Operations.

The Adviser serves as administrator to the Fund pursuant to an administration agreement between the Adviser and the Trust. Under the administration agreement, the Adviser is obligated to provide or arrange for the provision of certain administration, compliance, and accounting services to the Fund, including providing office space for the Fund, and is reimbursed by the Fund for certain of its costs in providing these services (to the extent the Adviser seeks reimbursement and such costs are not otherwise waived). In addition, employees of the Adviser and/or its affiliates may serve as officers of the Trust. The Fund pays for some or all of the salaries, fees, and expenses of the Adviser employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the

Janus Investment Fund	31

Janus Henderson Absolute Return Income Opportunities Fund

Notes to Financial Statements (unaudited)

Fund. The Fund pays these costs based on out-of-pocket expenses incurred by the Adviser, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services the Adviser (or any subadvisor, as applicable) provides to the Fund. These amounts are disclosed as “Affiliated fund administration fees” on the Statement of Operations. In addition, some expenses related to compensation payable to the Fund’s Chief Compliance Officer and certain compliance staff, all of whom are employees of the Adviser and/or its affiliates, are shared with the Fund. Total compensation of $192,161 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the period ended December 31, 2021. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of December 31, 2021 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Total distributable earnings (loss)” on the Statement of Assets and Liabilities. Deferred compensation expenses for the period ended December 31, 2021 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $204,400 were paid by the Trust to the Trustees under the Deferred Plan during the period ended December 31, 2021.

Class A Shares include a 4.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Henderson Distributors and financial intermediaries. During the period ended December 31, 2021, Janus Henderson Distributors retained upfront sales charges of $313.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to Janus Henderson Distributors during the period ended December 31, 2021.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the period ended December 31, 2021, redeeming shareholders of Class C Shares paid CDSCs of $175.

The Fund is permitted to purchase or sell securities (“cross-trade”) between itself and other funds or accounts managed by the Adviser in accordance with Rule 17a-7 under the Investment Company Act of 1940 (“Rule 17a-7”), when the transaction is consistent with the investment objectives and policies of the Fund and in accordance with the Internal Cross Trade Procedures adopted by the Trust’s Board of Trustees. These procedures have been designed to ensure that any cross-trade of securities by the Fund from or to another fund or account that is or could be considered an affiliate of the Fund under certain limited circumstances by virtue of having a common investment adviser, common Officer, or common Trustee complies with Rule 17a-7. Under these procedures, each cross-trade is effected at the current market price to save costs where allowed. During the period ended December 31, 2021, the Fund engaged in cross trades amounting to $9,671,964 in sales, resulting in a net realized gain of $84,356. The net realized gain is included within the “Net Realized Gain/(Loss) on Investments” section of the Fund’s Statement of Operations.

5. Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from US GAAP. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers.

32	DECEMBER 31, 2021

Janus Henderson Absolute Return Income Opportunities Fund

Notes to Financial Statements (unaudited)

The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

Accumulated capital losses noted below represent net capital loss carryovers, as of June 30, 2021, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The following table shows these capital loss carryovers.

Capital Loss Carryover Schedule
For the year ended June 30, 2021
No Expiration
Short-Term	Long-Term	Accumulated Capital Losses
$(82,162,688)	$(100,830,071)	$ (182,992,759)

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2021 are noted below. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 67,919,159	$ 1,010,055	$ (558,543)	$ 451,512

Information on the tax components of derivatives as of December 31, 2021 is as follows:

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ -	$ 612,192	$ (108,932)	$ 503,260

Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.

Janus Investment Fund	33

Janus Henderson Absolute Return Income Opportunities Fund

Notes to Financial Statements (unaudited)

6. Capital Share Transactions

	Period ended December 31, 2021		Year ended June 30, 2021
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	102,279	$ 917,947	752,731	$ 6,813,389
Reinvested dividends and distributions	8,045	72,111	20,554	185,997
Shares repurchased	(547,128)	(4,909,469)	(869,367)	(7,865,038)
Net Increase/(Decrease)	(436,804)	$(3,919,411)	(96,082)	$ (865,652)
Class C Shares:
Shares sold	2,396	$ 21,378	44,552	$ 402,804
Reinvested dividends and distributions	2,113	18,923	6,670	60,313
Shares repurchased	(166,085)	(1,488,090)	(715,693)	(6,471,876)
Net Increase/(Decrease)	(161,576)	$(1,447,789)	(664,471)	$ (6,008,759)
Class D Shares:
Shares sold	135,941	$ 1,220,018	800,876	$ 7,248,725
Reinvested dividends and distributions	12,190	109,234	28,521	258,132
Shares repurchased	(251,742)	(2,256,753)	(1,243,723)	(11,254,976)
Net Increase/(Decrease)	(103,611)	$ (927,501)	(414,326)	$ (3,748,119)
Class I Shares:
Shares sold	229,288	$ 2,054,686	1,578,312	$14,262,153
Reinvested dividends and distributions	25,300	226,478	60,013	542,482
Shares repurchased	(795,763)	(7,142,615)	(1,975,961)	(17,868,497)
Net Increase/(Decrease)	(541,175)	$(4,861,451)	(337,636)	$ (3,063,862)
Class N Shares:
Shares sold	5,796	$ 52,114	46,940	$ 424,188
Reinvested dividends and distributions	1,217	10,919	4,063	36,745
Shares repurchased	(128,594)	(1,152,284)	(132,349)	(1,196,612)
Net Increase/(Decrease)	(121,581)	$(1,089,251)	(81,346)	$ (735,679)
Class R Shares:
Shares sold	9,056	$ 81,008	18,145	$ 164,138
Reinvested dividends and distributions	247	2,213	526	4,760
Shares repurchased	(5,244)	(46,967)	(33,964)	(307,529)
Net Increase/(Decrease)	4,059	$ 36,254	(15,293)	$ (138,631)
Class S Shares:
Shares sold	2,365	$ 21,228	12,601	$ 114,027
Reinvested dividends and distributions	123	1,102	215	1,945
Shares repurchased	(6,340)	(57,084)	(4,286)	(38,847)
Net Increase/(Decrease)	(3,852)	$ (34,754)	8,530	$ 77,125
Class T Shares:
Shares sold	28,149	$ 252,319	100,885	$ 912,097
Reinvested dividends and distributions	7,268	65,076	18,015	162,879
Shares repurchased	(317,277)	(2,843,055)	(551,578)	(4,986,560)
Net Increase/(Decrease)	(281,860)	$(2,525,660)	(432,678)	$ (3,911,584)

7. Purchases and Sales of Investment Securities

For the period ended December 31, 2021, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$37,646,352	$ 47,538,386	$ -	$ -

34	DECEMBER 31, 2021

Janus Henderson Absolute Return Income Opportunities Fund

Notes to Financial Statements (unaudited)

8. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to December 31, 2021 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

Janus Investment Fund	35

Janus Henderson Absolute Return Income Opportunities Fund

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC as an exhibit to Form N-PORT within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to shareholders. The Fund’s Form N-PORT filings and annual and semiannual reports: (i) are available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free) (or 1-800-525-3713 if you hold Class D shares). Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag under Full Holdings for the Fund at janushenderson.com/info (or janushenderson.com/reports if you hold Class D Shares).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each portfolio of Janus Aspen Series (each, a “VIT Portfolio,” and collectively, the “VIT Portfolios”), as well as each fund of Janus Investment Fund (each, a “Fund,” and collectively, the “Funds” and together with the VIT Portfolios, the “Janus Henderson Funds,” and each, a “Janus Henderson Fund”). As required by law, the Trustees determine annually whether to continue the investment advisory agreement for each Janus Henderson Fund and the subadvisory agreement for each Janus Henderson Fund that utilizes a subadviser.

In connection with their most recent consideration of those agreements for each Janus Henderson Fund, the Trustees received and reviewed information provided by Janus Henderson Investors US LLC (formerly, Janus Capital Management LLC) (the “Adviser”) and the subadviser in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At meetings held on November 3-4, 2021 and December 7-8, 2021, the Trustees’ evaluated the information provided by the Adviser, the subadviser, and the independent fee consultant, as well as other information addressed during the year. Following such evaluation, the Trustees determined that the overall arrangements between each Janus Henderson Fund and the Adviser and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by the Adviser, its affiliates and the subadviser, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment and unanimously approved the continuation of the investment advisory agreement for each Janus Henderson Fund and the subadvisory agreement for each subadvised Janus Henderson Fund, for the period from February 1, 2022 through February 1, 2023, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and, for the purpose of peer comparisons any administration fees (excluding out of pocket costs), net of any waivers, paid by a fund as a percentage of average net assets.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by the Adviser and the subadviser to the Janus Henderson Funds, taking into account the investment objective, strategies and policies of each Janus Henderson

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Janus Henderson Absolute Return Income Opportunities Fund

Additional Information (unaudited)

Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Janus Henderson Funds. In addition, the Trustees reviewed the resources and key personnel of the Adviser and the subadviser, particularly noting those employees who provide investment and risk management services to the Janus Henderson Funds. The Trustees also considered other services provided to the Janus Henderson Funds by the Adviser or the subadviser, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered the Adviser’s role as administrator to the Janus Henderson Funds, noting that the Adviser generally does not receive a fee for its services as administrator, but is reimbursed for its out-of-pocket costs. The Trustees considered the role of the Adviser in monitoring adherence to the Janus Henderson Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Janus Henderson Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that the Adviser provides a number of different services for the Janus Henderson Funds and fund shareholders, ranging from investment management services to various other servicing functions, and that, in its view, the Adviser is a capable provider of those services. The independent fee consultant also provided its belief that the Adviser has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by the Adviser and the subadviser to each Janus Henderson Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Janus Henderson Funds whose performance lagged that of their peers for certain periods, the Janus Henderson Funds were likely to benefit from the continued provision of those services. They also concluded that the Adviser and the subadviser had sufficient personnel, with the appropriate education and experience, to serve the Janus Henderson Funds effectively and each had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Janus Henderson Fund over various time periods. They noted that they considered Janus Henderson Fund performance data throughout the year, including periodic meetings with each Janus Henderson Fund’s portfolio manager(s), and also reviewed information comparing each Janus Henderson Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Janus Henderson Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Janus Henderson Funds’ performance has been reasonable: for the 36 months ended September 30, 2021, approximately 55% of the Janus Henderson Funds were in the top two quartiles of performance versus Broadridge peers, and for the 12 months ended September 30, 2021, approximately 45% of the Janus Henderson Funds were in the top two quartiles of performance versus Broadridge peers.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance and that the performance trend was improving

Janus Investment Fund	37

Janus Henderson Absolute Return Income Opportunities Fund

Additional Information (unaudited)

Fixed-Income Funds

• For Janus Henderson Absolute Return Income Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Developed World Bond Fund, the Trustees noted the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Global Bond Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson High-Yield Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2021 and the second Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Short Duration Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2021 and the second Broadridge quartile for the 12 months ended May 31, 2021.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2021 and the second Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson European Focus Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the

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Janus Henderson Absolute Return Income Opportunities Fund

Additional Information (unaudited)

Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Global Select Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Global Technology and Innovation Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson International Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s performance was in bottom Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Forty Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021.

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Janus Henderson Absolute Return Income Opportunities Fund

Additional Information (unaudited)

• For Janus Henderson Growth and Income Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, and the steps the Adviser had taken or was taking to improve performance.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser and subadviser had taken or were taking to improve performance.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser and subadviser had taken or were taking to improve performance.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser and subadviser had taken or were taking to improve performance.

U.S. Equity Funds

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Small-Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps the Adviser had taken or was taking to improve performance.

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Janus Henderson Absolute Return Income Opportunities Fund

Additional Information (unaudited)

In consideration of each Janus Henderson Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Janus Henderson Fund’s performance warranted continuation of such Janus Henderson Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Janus Henderson Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management fees (investment advisory fees and any administration fees but excluding out-of-pocket costs) for many of the Janus Henderson Funds, after applicable waivers, was below the average management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by the Adviser out of its management fees collected from such Janus Henderson Fund.

The independent fee consultant provided its belief that the management fees charged by the Adviser to each of the Janus Henderson Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by the Adviser. The independent fee consultant found: (1) the total expenses and management fees of the Janus Henderson Funds to be reasonable relative to other comparable mutual funds; (2) the total expenses, on average, were 8% under the average total expenses of the respective Broadridge Expense Group peers; and (3) and the management fees for the Janus Henderson Funds, on average, were 6% under the average management fees for the respective Broadridge Expense Group. The Trustees also considered the total expenses for each share class of each Janus Henderson Fund compared to the average total expenses for its Broadridge Expense Group and to average total expenses for its Broadridge Expense Universe.

For certain Janus Henderson Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses which assessed fund fees in the context of fund performance being delivered. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Janus Henderson Funds was reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and/or expense waivers on such Janus Henderson Funds.

The Trustees considered the methodology used by the Adviser and subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by the Adviser and subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by the Adviser or subadviser (for which the Adviser or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Janus Henderson Funds having a similar strategy, the Trustees considered that the Adviser noted that, under the terms of the management agreements with the Janus Henderson Funds, the Adviser performs significant additional services for the Janus Henderson Funds that it does not provide to those other clients, including administration services, oversight of the Janus Henderson Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Janus Henderson Funds, the Adviser assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, the Trustees noted that the independent fee consultant found that: (1) the management fees the Adviser charges to the Janus Henderson Funds are reasonable in relation to the management fees the Adviser charges to funds subadvised by the Adviser and to the fees the Adviser charges to its institutional separate account clients; (2) these subadvised and institutional separate accounts have different service and infrastructure needs and operate in markets very distinct relative to retail funds; (3) Janus Henderson mutual fund investors enjoy reasonable fees relative to the fees charged to Janus Henderson subadvised fund and separate account investors; and (4) as part of its 2020 review, 9 of 10 Janus Henderson Funds have lower management fees than similar funds subadvised by the Adviser.

The Trustees considered the fees for each Janus Henderson Fund for its fiscal year ended in 2020, including the VIT Portfolios, and noted the following with regard to each VIT Portfolio’s total expenses, net of applicable fee waivers (the VIT Portfolio’s “total expenses”):

Janus Investment Fund	41

Janus Henderson Absolute Return Income Opportunities Fund

Additional Information (unaudited)

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

Fixed-Income Funds

• For Janus Henderson Absolute Return Income Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Developed World Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short Duration Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson European Focus Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

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Janus Henderson Absolute Return Income Opportunities Fund

Additional Information (unaudited)

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Global Real Estate Fund, the Trustees noted, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Sustainable Equity Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Global Technology and Innovation Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson International Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Overseas Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has voluntarily agreed to limit the Fund’s expenses to assist the Fund in attempting to maintain a yield of at least 0.00%.

• For Janus Henderson Money Market Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has agreed to limit the Fund’s expenses to assist the Fund in attempting to maintain a yield of at least 0.00%.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that, that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that, that the Fund’s total expenses were below the peer group average for all share classes.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser had contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted

Janus Investment Fund	43

Janus Henderson Absolute Return Income Opportunities Fund

Additional Information (unaudited)

that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Research Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

U.S. Equity Funds

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Small-Mid Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

The Trustees reviewed information on the overall profitability to the Adviser and its affiliates from their relationships with the Janus Henderson Funds, and considered profitability data of other publicly traded mutual fund advisers. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by

44	DECEMBER 31, 2021

Janus Henderson Absolute Return Income Opportunities Fund

Additional Information (unaudited)

numerous factors, including the organizational structure of the particular fund manager, differences in complex size, difference in product mix, difference in types of business (mutual fund, institutional and other), differences in the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses and the fund manager’s capital structure and cost of capital.

Additionally, the Trustees considered the estimated profitability to the Adviser from the investment management services it provided to each Janus Henderson Fund. In their review, the Trustees considered whether the Adviser and subadviser receive adequate incentives and resources to manage the Janus Henderson Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Janus Henderson Fund is necessarily a product of the allocation methodology utilized by the Adviser to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant found that (1) the expense allocation methodology and rationales utilized by the Adviser were reasonable and (2) no clear correlation exists between expense allocations and operating margins. The Trustees also considered that the estimated profitability for an individual Janus Henderson Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Janus Henderson Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that the Adviser’s estimated profitability with respect to each Janus Henderson Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Janus Henderson Funds was not a material factor in the Board’s approval of the reasonableness of any Janus Henderson Fund’s investment management fees.

The Trustees concluded that the management fees payable by each Janus Henderson Fund to the Adviser and its affiliates, as well as the fees paid by the Adviser to the subadviser of subadvised Janus Henderson Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees the Adviser and the subadviser charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Janus Henderson Funds. The Trustees also concluded that each Janus Henderson Fund’s total expenses were reasonable, taking into account the size of the Janus Henderson Fund, the quality of services provided by the Adviser and subadviser, the investment performance of the Janus Henderson Fund, and any expense limitations agreed to or provided by the Adviser.

Economies of Scale

The Trustees considered information about the potential for the Adviser to realize economies of scale as the assets of the Janus Henderson Funds increase. They noted that their independent fee consultant published a report to the Trustees in November 2019 which provided its research and analysis into economies of scale. They also noted that, although many Janus Henderson Funds pay advisory fees at a fixed base rate as a percentage of net assets, without any breakpoints or performance fees, their independent fee consultant concluded that 75% of these Janus Henderson Funds’ have contractual management fees (gross of waivers) below their Broadridge Expense Group averages. The Trustees also noted the following: (1) that for those Janus Henderson Funds whose expenses are being reduced by the contractual expense limitations of the Adviser, the Adviser is subsidizing certain of these Janus Henderson Funds because they have not reached adequate scale; (2) performance fee structures have been implemented for various Janus Henderson Funds that have caused the effective rate of advisory fees payable by such Janus Henderson Fund to vary depending on the investment performance of the Janus Henderson Fund relative to its benchmark index over the measurement period; and (3) a few Janus Henderson Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Janus Henderson Funds share directly in economies of scale through the significant investments made by the Adviser and its affiliates related to services provided to the Funds and the lower charges of third-party service providers that are based in part on the combined scale of all of the Janus Henderson Funds.

The Trustees also considered the independent fee consultant’s conclusion that, given the limitations of various analytical approaches to economies of scale and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus Henderson complex. In this regard, the independent consultant concluded that (1) to the extent there were economies of scale at the Adviser, the Adviser’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Janus Henderson Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Janus Henderson Funds, the Adviser appeared to be investing to increase the likelihood that these Janus

Janus Investment Fund	45

Janus Henderson Absolute Return Income Opportunities Fund

Additional Information (unaudited)

Henderson Funds will grow to a level to achieve any economies of scale that may exist. Further, the independent fee consultant provided its belief that Janus Henderson Fund investors are well-served by the fee levels and performance fee structures in place on the Janus Henderson Funds in light of any economies of scale that may be present at the Adviser.

Based on all of the information reviewed, including the recent and past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Janus Henderson Fund was reasonable and that the current rates of fees do reflect a sharing between the Adviser and the Janus Henderson Fund of any economies of scale that may be present at the current asset level of the Janus Henderson Fund.

Other Benefits to the Adviser

The Trustees also considered benefits that accrue to the Adviser and its affiliates and subadviser to the Janus Henderson Funds from their relationships with the Janus Henderson Funds. They recognized that two affiliates of the Adviser separately serve the Janus Henderson Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided, and that such compensation contributes to the overall profitability of the Adviser and its affiliates that results from their relationship with the Janus Henderson Funds. The Trustees also considered the Adviser’s past and proposed use of commissions paid by the Janus Henderson Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Janus Henderson Fund and/or other clients of the Adviser and/or the Adviser, and/or subadviser to a Janus Henderson Fund. The Trustees concluded that the Adviser’s and the subadviser’s use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Janus Henderson Fund. The Trustees also concluded that, other than the services provided by the Adviser and its affiliates and subadviser pursuant to the agreements and the fees to be paid by each Janus Henderson Fund therefor, the Janus Henderson Funds and the Adviser and the subadviser may potentially benefit from their relationship with each other in other ways. They concluded that the Adviser and its affiliates share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of the Janus Henderson Funds and other clients serviced by the Adviser and its affiliates. They also concluded that the Adviser and the subadviser benefit from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Janus Henderson Funds and that the Janus Henderson Funds benefit from the Adviser’s and/or the subadviser’s receipt of those products and services as well as research products and services acquired through commissions paid by other clients of the Adviser and/or other clients of the subadviser. They further concluded that the success of any Janus Henderson Fund could attract other business to the Adviser, the subadviser or other Janus Henderson funds, and that the success of the Adviser and the subadviser could enhance the Adviser’s and the subadviser’s ability to serve the Janus Henderson Funds.

46	DECEMBER 31, 2021

Janus Henderson Absolute Return Income Opportunities Fund

Useful Information About Your Fund Report (unaudited)

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of the Adviser and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Bloomberg and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Janus Investment Fund	47

Janus Henderson Absolute Return Income Opportunities Fund

Useful Information About Your Fund Report (unaudited)

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the

48	DECEMBER 31, 2021

Janus Henderson Absolute Return Income Opportunities Fund

Useful Information About Your Fund Report (unaudited)

portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

Janus Investment Fund	49

This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson and Intech are trademarks of Janus Henderson Group plc or one of its subsidiaries. © Janus Henderson Group plc Janus Henderson Distributors US LLC
125-24-93024 03-22

SEMIANNUAL REPORT December 31, 2021

Janus Henderson Adaptive Global Allocation Fund

Janus Investment Fund

HIGHLIGHTS • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Henderson Adaptive Global Allocation Fund

FUND SNAPSHOT

This global allocation fund seeks to provide investors total return by dynamically allocating its assets across a portfolio of global equity and fixed income investments, which may involve the use of derivatives for hedging purposes. The Fund is designed to actively adapt based on forward-looking views on extreme market movements, both positive and negative, with the goal of minimizing the risk of significant loss in a major downturn while participating in the growth potential of capital markets.

Ashwin Alankar portfolio manager

Janus Henderson Adaptive Global Allocation Fund (unaudited)

Fund At A Glance

December 31, 2021

5 Largest Equity Holdings - (% of Net Assets)
Invesco QQQ Trust Series 1
Exchange-Traded Funds (ETFs)	6.8%
Vanguard Total International Bond
Exchange-Traded Funds (ETFs)	6.2%
Vanguard FTSE All-World ex-US
Exchange-Traded Funds (ETFs)	5.8%
Vanguard FTSE Emerging Markets
Exchange-Traded Funds (ETFs)	3.1%
iShares 20+ Year Treasury Bond
Exchange-Traded Funds (ETFs)	3.0%
24.9%

Asset Allocation - (% of Net Assets)
Investment Companies	49.5%
Common Stocks	30.4%
Commercial Paper	15.0%
Investments Purchased with Cash Collateral from Securities Lending	9.6%
Other	(4.5)%
100.0%

Top Country Allocations - Long Positions - (% of Investment Securities)
As of December 31, 2021	As of June 30, 2021

Janus Investment Fund	1

Janus Henderson Adaptive Global Allocation Fund (unaudited)

Performance

See important disclosures on the next page.

Average Annual Total Return - for the periods ended December 31, 2021					Prospectus Expense Ratios
	Fiscal Year-to-Date	One Year	Five Year	Since Inception*	Total Annual Fund Operating Expenses‡	Net Annual Fund Operating Expenses‡
Class A Shares at NAV	1.49%	8.43%	8.01%	5.85%	3.99%	1.00%
Class A Shares at MOP	-4.32%	2.17%	6.75%	4.90%
Class C Shares at NAV	1.51%	8.37%	7.72%	5.46%	2.48%	1.74%
Class C Shares at CDSC	0.63%	7.43%	7.72%	5.46%
Class D Shares	1.62%	8.63%	8.20%	6.01%	1.55%	0.85%
Class I Shares	1.68%	8.80%	8.28%	6.13%	2.41%	0.83%
Class N Shares	1.68%	8.78%	8.33%	6.17%	1.33%	0.71%
Class S Shares	1.63%	8.64%	8.09%	5.89%	2.02%	1.21%
Class T Shares	1.52%	8.44%	8.10%	5.94%	1.78%	0.96%
MSCI All Country World Index	5.55%	18.54%	14.40%	10.75%
Adaptive Global Allocation 60/40 Index (Hedged)	3.44%	10.28%	10.16%	8.05%
Bloomberg Global Aggregate Bond Index (USD Hedged)	0.13%	-1.39%	3.39%	3.46%
Morningstar Quartile - Class I Shares	-	3rd	2nd	2nd
Morningstar Ranking - based on total returns for World Allocation Funds	-	294/435	196/401	200/381

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 (or 800.525.3713 if you hold shares directly with Janus Henderson) or visit janushenderson.com/performance (or janushenderson.com/allfunds if you hold shares directly with Janus Henderson).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

2	DECEMBER 31, 2021

Janus Henderson Adaptive Global Allocation Fund (unaudited)

Performance

Net expense ratios reflect the expense waiver, if any, contractually agreed to for at least a one-year period commencing on October 28, 2021.

Performance may be affected by risks that include those associated with foreign and emerging markets, fixed income securities, high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), Environmental, Social and Governance (ESG) factors, non-diversification, portfolio turnover, derivatives, short sales, initial public offerings (IPOs) and potential conflicts of interest. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

There is a risk that the Fund’s investments will correlate with stocks and bonds to a greater degree than anticipated, and the investment process may not achieve the desired results. The Fund may underperform during up markets and be negatively affected in down markets. Diversification does not assure a profit or eliminate the risk of loss.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2021 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Fund Report.”

*The Fund’s inception date – June 23, 2015

‡ As stated in the prospectus. See Financial Highlights for actual expense ratios during the reporting period.

Janus Investment Fund	3

Janus Henderson Adaptive Global Allocation Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (7/1/21)	Ending Account Value (12/31/21)	Expenses Paid During Period (7/1/21 - 12/31/21)†	Beginning Account Value (7/1/21)	Ending Account Value (12/31/21)	Expenses Paid During Period (7/1/21 - 12/31/21)†	Net Annualized Expense Ratio (7/1/21 - 12/31/21)
Class A Shares	$1,000.00	$1,014.90	$5.18	$1,000.00	$1,020.06	$5.19	1.02%
Class C Shares	$1,000.00	$1,015.10	$5.08	$1,000.00	$1,020.16	$5.09	1.00%
Class D Shares	$1,000.00	$1,016.20	$4.12	$1,000.00	$1,021.12	$4.13	0.81%
Class I Shares	$1,000.00	$1,016.80	$3.41	$1,000.00	$1,021.83	$3.41	0.67%
Class N Shares	$1,000.00	$1,016.80	$3.41	$1,000.00	$1,021.83	$3.41	0.67%
Class S Shares	$1,000.00	$1,016.30	$4.07	$1,000.00	$1,021.17	$4.08	0.80%
Class T Shares	$1,000.00	$1,015.20	$4.67	$1,000.00	$1,020.57	$4.69	0.92%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

4	DECEMBER 31, 2021

Janus Henderson Adaptive Global Allocation Fund

Schedule of Investments (unaudited)

December 31, 2021

Shares or Principal Amounts		Value
Common Stocks– 30.4%
Aerospace & Defense – 0.9%
Huntington Ingalls Industries Inc	674	$125,863
Lockheed Martin Corp	363	129,014
Northrop Grumman Corp	340	131,604
Raytheon Technologies Corp	1,482	127,541
		514,022
Airlines – 0.4%
Delta Air Lines Inc*	4,453	174,023
Southwest Airlines Co*	1,029	44,082
		218,105
Automobiles – 0.4%
General Motors Co*	4,050	237,452
Banks – 2.1%
Bank of Montreal	2,232	240,431
Bank of Nova Scotia	1,831	131,264
Canadian Imperial Bank of Commerce	1,112	129,615
HSBC Holdings PLC (ADR)#	8,467	255,280
ICICI Bank Ltd (ADR)	6,527	129,169
JPMorgan Chase & Co	755	119,554
KeyCorp	5,298	122,543
US Bancorp	2,149	120,709
		1,248,565
Beverages – 0.4%
Coca-Cola Co	2,271	134,466
PepsiCo Inc	748	129,935
		264,401
Biotechnology – 1.1%
Amgen Inc	1,204	270,864
BioNTech SE*	334	86,105
United Therapeutics Corp*	643	138,939
Vertex Pharmaceuticals Inc*	592	130,003
		625,911
Capital Markets – 1.5%
Credit Suisse Group AG (ADR)	25,210	243,024
Goldman Sachs Group Inc	734	280,792
Northern Trust Corp	1,022	122,241
S&P Global Inc	262	123,646
UBS Group AG	6,872	122,803
		892,506
Chemicals – 0.4%
Nutrien Ltd	3,530	265,456
Construction Materials – 0.4%
Martin Marietta Materials Inc	583	256,823
Consumer Finance – 0.1%
American Express Co	320	52,352
Distributors – 0.2%
Genuine Parts Co	931	130,526
Diversified Consumer Services – 0.4%
Service Corp International/US	3,596	255,280
Diversified Financial Services – 0.2%
Berkshire Hathaway Inc*	433	129,467
Diversified Telecommunication Services – 0.2%
Verizon Communications Inc	2,380	123,665
Electric Utilities – 0.9%
Edison International	1,837	125,375
Pinnacle West Capital Corp	1,851	130,662
Xcel Energy Inc	3,760	254,552
		510,589
Electronic Equipment, Instruments & Components – 0.4%
Zebra Technologies Corp*	408	242,842

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	5

Janus Henderson Adaptive Global Allocation Fund

Schedule of Investments (unaudited)

December 31, 2021

Shares or Principal Amounts		Value
Common Stocks– (continued)
Entertainment – 1.9%
Netflix Inc*	135	$81,329
Walt Disney Co*	5,058	783,434
World Wrestling Entertainment Inc	5,643	278,426
		1,143,189
Equity Real Estate Investment Trusts (REITs) – 0.5%
STAG Industrial Inc	5,591	268,144
Food & Staples Retailing – 0.5%
Walmart Inc	2,004	289,959
Food Products – 0.9%
JM Smucker Co	936	127,128
Kellogg Co	3,863	248,854
Mondelez International Inc	2,023	134,145
		510,127
Health Care Equipment & Supplies – 0.2%
Medtronic PLC	1,132	117,105
Hotels, Restaurants & Leisure – 1.5%
Caesars Entertainment Inc*	1,195	111,768
Carnival Corp*	7,603	152,972
MGM Resorts International	8,084	362,810
Norwegian Cruise Line Holdings Ltd*	13,206	273,892
		901,442
Household Durables – 0.2%
Hovnanian Enterprises Inc - Class A*	346	44,042
Lennar Corp	121	14,055
Roku Inc*	267	60,929
		119,026
Information Technology Services – 0.7%
Fidelity National Information Services Inc	1,172	127,924
International Business Machines Corp	1,022	136,601
Visa Inc	616	133,493
		398,018
Insurance – 1.0%
American International Group Inc	2,240	127,366
Aon PLC - Class A	410	123,230
Arthur J Gallagher & Co	1,463	248,227
Fidelity National Financial Inc	2,404	125,441
		624,264
Interactive Media & Services – 1.4%
Alphabet Inc - Class A*	85	246,248
Alphabet Inc - Class C*	25	72,340
Facebook Inc*	1,535	516,297
		834,885
Internet & Direct Marketing Retail – 0.5%
Amazon.com Inc*	84	280,085
Machinery – 0.2%
Oshkosh Corp	1,110	125,108
Media – 0.4%
Fox Corp - Class A	3,381	124,759
Interpublic Group of Cos Inc	3,478	130,251
		255,010
Metals & Mining – 1.3%
Barrick Gold Corp	13,483	256,438
Kinross Gold Corp.	41,943	243,689
Newmont Goldcorp Corp	4,558	282,687
		782,814
Mortgage Real Estate Investment Trusts (REITs) – 0.2%
AGNC Investment Corp	7,865	118,290

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

6	DECEMBER 31, 2021

Janus Henderson Adaptive Global Allocation Fund

Schedule of Investments (unaudited)

December 31, 2021

Shares or Principal Amounts		Value
Common Stocks– (continued)
Multi-Utilities – 0.7%
National Grid PLC (ADR)#	3,658	$264,547
WEC Energy Group Inc	1,358	131,821
		396,368
Oil, Gas & Consumable Fuels – 0.4%
Williams Cos Inc	8,904	231,860
Personal Products – 0.2%
Unilever PLC (ADR)	2,354	126,622
Pharmaceuticals – 1.5%
AstraZeneca PLC (ADR)	2,248	130,946
Bristol-Myers Squibb Co	2,154	134,302
Horizon Therapeutics PLC*	2,372	255,607
Merck & Co Inc	1,657	126,992
Pfizer Inc	2,271	134,103
Royalty Pharma PLC - Class A	3,108	123,854
		905,804
Real Estate Management & Development – 0.2%
CBRE Group Inc*	1,210	131,297
Road & Rail – 0.2%
Old Dominion Freight Line Inc	340	121,849
Semiconductor & Semiconductor Equipment – 1.0%
Intel Corp	2,449	126,124
NVIDIA Corp	836	245,876
Taiwan Semiconductor Manufacturing Co Ltd (ADR)	1,013	121,874
United Microelectronics Corp (ADR)	9,943	116,333
		610,207
Software – 0.6%
Dropbox Inc*	10,021	245,915
Microsoft Corp	250	84,080
		329,995
Technology Hardware, Storage & Peripherals – 1.5%
Apple Inc	4,181	742,420
Hewlett Packard Enterprise Co	7,860	123,952
		866,372
Textiles, Apparel & Luxury Goods – 2.2%
NIKE Inc - Class B	8,009	1,334,860
Water Utilities – 0.5%
American Water Works Co Inc	1,437	271,392
Total Common Stocks (cost $15,693,191)		18,062,054
Investment Companies– 49.5%
Exchange-Traded Funds (ETFs) – 49.5%
Energy Select Sector SPDR Fund	7,984	443,112
Financial Select Sector SPDR Fund	3,009	117,501
Industrial Select Sector SPDR Fund	2,427	256,801
Invesco QQQ Trust Series 1	10,103	4,019,479
iShares 20+ Year Treasury Bond#	12,054	1,786,282
iShares 7-10 Year Treasury Bond	11,785	1,355,275
iShares Agency Bond	7,539	883,345
iShares FTSE / Xinhua China 25 Index Fund#	3,015	110,289
iShares iBoxx $ Investment Grade Corporate Bond#	12,713	1,684,727
iShares MSCI Canada	3,380	129,893
iShares MSCI Hong Kong#	3,171	73,536
Materials Select Sector SPDR Fund	7,720	699,509
Nomura - TOPIX	62,239	1,122,099
SPDR S&P Homebuilders	704	60,389
Vanguard FTSE All-World ex-US	56,195	3,443,630
Vanguard FTSE Emerging Markets#	36,887	1,824,431
Vanguard FTSE Europe	20,644	1,408,747
Vanguard FTSE Pacific#	15,805	1,232,948

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	7

Janus Henderson Adaptive Global Allocation Fund

Schedule of Investments (unaudited)

December 31, 2021

Shares or Principal Amounts		Value
Investment Companies– (continued)
Exchange-Traded Funds (ETFs)– (continued)
Vanguard Growth	1,924	$617,412
Vanguard Health Care	478	127,349
Vanguard High Dividend Yield	2,422	271,530
Vanguard Industrials Index Fund#	918	186,317
Vanguard International High Dividend Yield#	6,736	452,457
Vanguard Mid-Cap	2,709	690,172
Vanguard Mortgage-Backed Securities#	19,372	1,023,616
Vanguard Small-Cap#	6,267	1,416,405
Vanguard Total International Bond#	67,254	3,709,731
WisdomTree Japan Hedged Equity Fund#	1,878	117,450
Xtrackers Harvest CSI 300 China A-Shares Fund#	3,787	148,034
Total Investment Companies (cost $27,687,821)		29,412,466
Commercial Paper– 15.0%
Aviation Capital Group LLC, 0%, 1/11/22 (Section 4(2))◊	$2,950,000	2,949,815
National Fuel Gas Co, 0%, 1/18/22◊	1,000,000	999,884
Parker-Hannifin Corp, 0%, 1/4/22 (Section 4(2))◊	1,000,000	999,976
Viatris Inc, 0%, 1/19/22 (Section 4(2))◊	2,900,000	2,899,360
WGL Holdings Inc, 0%, 1/10/22 (Section 4(2))◊	1,100,000	1,099,962
Total Commercial Paper (cost $8,948,579)		8,948,997
Investments Purchased with Cash Collateral from Securities Lending– 9.6%
Investment Companies – 7.7%
Janus Henderson Cash Collateral Fund LLC, 0%ºº,£	4,574,388	4,574,388
Time Deposits – 1.9%
Royal Bank of Canada, 0.0400%, 1/3/22	$1,143,597	1,143,597
Total Investments Purchased with Cash Collateral from Securities Lending (cost $5,717,985)		5,717,985
Total Investments (total cost $58,047,576) – 104.5%		62,141,502
Liabilities, net of Cash, Receivables and Other Assets – (4.5)%		(2,674,973)
Net Assets – 100%		$59,466,529

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$57,576,605	92.7%
Canada	1,396,786	2.2
Japan	1,239,549	2.0
United Kingdom	777,395	1.3
Switzerland	365,827	0.6
China	258,323	0.4
Taiwan	238,207	0.4
India	129,169	0.2
Germany	86,105	0.1
Hong Kong	73,536	0.1

Total	$62,141,502	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	DECEMBER 31, 2021

Janus Henderson Adaptive Global Allocation Fund

Schedule of Investments (unaudited)

December 31, 2021

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Value at 12/31/21
Investments Purchased with Cash Collateral from Securities Lending - 7.7%
Investment Companies - 7.7%
Janus Henderson Cash Collateral Fund LLC, 0%ºº	$24,213∆	$-	$-	$4,574,388

	Value at 6/30/21	Purchases	Sales Proceeds	Value at 12/31/21
Investments Purchased with Cash Collateral from Securities Lending - 7.7%
Investment Companies - 7.7%
Janus Henderson Cash Collateral Fund LLC, 0%ºº	8,672,122	102,935,189	(107,032,923)	4,574,388

Schedule of Forward Foreign Currency Exchange Contracts

Counterparty/ Foreign Currency	Settlement Date	Foreign Currency Amount (Sold)/ Purchased	USD Currency Amount (Sold)/ Purchased	Market Value and Unrealized Appreciation/ (Depreciation)
Citibank, National Association:
British Pound	1/20/22	(73,000)	$100,708	1,923
Credit Suisse International:
Japanese Yen	1/20/22	(66,734,000)	586,585	6,250
Total				$8,173

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

Janus Henderson Adaptive Global Allocation Fund

Schedule of Investments (unaudited)

December 31, 2021

Schedule of Futures

Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation/(Depreciation)
Futures Purchased:
E-Mini Russel 2000	3	3/18/22	$336,420	$9,908
TOPIX Index	9	3/11/22	1,559,604	(7,573)
Total - Futures Purchased				2,335
Futures Sold:
10 Year US Treasury Note	5	3/31/22	(652,344)	(6,406)
5 Year US Treasury Note	2	4/5/22	(241,953)	(1,016)
S&P 500 E-Mini	14	3/18/22	(3,330,950)	(69,545)
Total - Futures Sold				(76,967)
Total				$(74,632)

The following table, grouped by derivative type, provides information about the fair value and location of derivatives within the Statement of Assets and Liabilities as of December 31, 2021.

Fair Value of Derivative Instruments (not accounted for as hedging instruments) as of December 31, 2021

	Currency Contracts	Equity Contracts	Interest Rate Contracts	Total
Asset Derivatives:
Forward foreign currency exchange contracts	$ 8,173	$ -	$ -	$ 8,173
*Futures contracts		9,908		$ 9,908

Total Asset Derivatives	$ 8,173	$ 9,908	$ -	$18,081
Liability Derivatives:
*Futures contracts		$ 77,118	$ 7,422	$84,540

*The fair value presented includes net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps. In the Statement of Assets and Liabilities, only current day's variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in total distributable earnings (loss).

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	DECEMBER 31, 2021

Janus Henderson Adaptive Global Allocation Fund

Schedule of Investments (unaudited)

December 31, 2021

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the period ended December 31, 2021.

The effect of Derivative Instruments (not accounted for as hedging instruments) on the Statement of Operations for the period ended December 31, 2021

Amount of Realized Gain/(Loss) Recognized on Derivatives
Derivative	Currency Contracts	Equity Contracts	Interest Rate Contracts	Total
Futures contracts		$(325,984)	$ 9,095	$(316,889)
Forward foreign currency exchange contracts	29,498			$ 29,498
Purchased options contracts		(142,415)		$(142,415)
Written options contracts		82,967		$ 82,967

Total	$ 29,498	$(385,432)	$ 9,095	$(346,839)

Amount of Change in Unrealized Appreciation/Depreciation Recognized on Derivatives
Derivative	Currency Contracts	Equity Contracts	Interest Rate Contracts	Total
Futures contracts		$ (19,388)	$ (3,297)	$ (22,685)
Forward foreign currency exchange contracts	(5,627)			$ (5,627)

Total	$ (5,627)	$ (19,388)	$ (3,297)	$ (28,312)

Please see the "Net Realized Gain/(Loss) on Investments" and "Change in Unrealized Net Appreciation/Depreciation" sections of the Fund’s Statement of Operations.

Average Ending Monthly Value of Derivative Instruments During the Period Ended December 31, 2021

Value*
Forward foreign currency exchange contracts, purchased	$ 256,500
Forward foreign currency exchange contracts, sold	952,378
Futures contracts, purchased	1,670,837
Futures contracts, sold	4,362,692
Purchased options contracts, put	26,263
Written options contracts, put	14,923

* Forward foreign currency exchange contracts are reported as the average ending monthly currency amount purchased or sold. Futures contracts and centrally-cleared swaps are reported as the average ending monthly notional value. Options are reported as the average ending monthly market value.

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	11

Janus Henderson Adaptive Global Allocation Fund

Notes to Schedule of Investments and Other Information (unaudited)

Adaptive Global Allocation 60/40 Index (Hedged)

Adaptive Global Allocation 60/40 Index (Hedged) is an internally-calculated, hypothetical combination of total returns from the MSCI All Country World IndexSM (60%) and the Bloomberg Global Aggregate Bond Index (USD Hedged) (40%).

Bloomberg Global Aggregate Bond Index (USD Hedged)	Bloomberg Global Aggregate Bond Index (USD Hedged) is a broad-based measure of the global investment grade fixed-rate debt markets.
MSCI All Country World IndexSM	MSCI All Country World IndexSM reflects the equity market performance of global developed and emerging markets.

ADR	American Depositary Receipt
LLC	Limited Liability Company
PLC	Public Limited Company
SPDR	Standard & Poor's Depositary Receipt

4(2)

Securities sold under Section 4(2) of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Unless otherwise noted, these securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 4(2) securities as of the period ended December 31, 2021 is $7,949,113, which represents 13.4% of net assets.

*	Non-income producing security.

ºº	Rate shown is the 7-day yield as of December 31, 2021.

#	Loaned security; a portion of the security is on loan at December 31, 2021.

◊	Zero coupon bond.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

∆	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

12	DECEMBER 31, 2021

Janus Henderson Adaptive Global Allocation Fund

Notes to Schedule of Investments and Other Information (unaudited)

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of December 31, 2021. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments In Securities:
Common Stocks	$18,062,054	$-	$-
Investment Companies	29,412,466	-	-
Commercial Paper	-	8,948,997	-
Investments Purchased with Cash Collateral from Securities Lending	-	5,717,985	-
Total Investments in Securities	$47,474,520	$14,666,982	$-
Other Financial Instruments(a):
Forward Foreign Currency Exchange Contracts	-	8,173	-
Variation Margin Receivable on Futures Contracts	10,408	-	-
Total Assets	$47,484,928	$14,675,155	$-
Liabilities
Other Financial Instruments(a):
Variation Margin Payable on Futures Contracts	$1,068	$-	$-

(a)

Other financial instruments include forward foreign currency exchange, futures, written options, written swaptions, and swap contracts. Forward foreign currency exchange contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract's value from trade date. Futures, certain written options on futures, and centrally cleared swap contracts are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. Written options, written swaptions, and other swap contracts are reported at their market value at measurement date.

Janus Investment Fund	13

Janus Henderson Adaptive Global Allocation Fund

Statement of Assets and Liabilities (unaudited)

December 31, 2021

See footnotes at the end of the Statement.

Assets:
Unaffiliated investments, at value (cost $53,473,188)(1)	$57,567,114
Affiliated investments, at value (cost $4,574,388)	4,574,388
Cash	2,867,588
Deposits with brokers for futures	317,000
Forward foreign currency exchange contracts	8,173
Cash denominated in foreign currency (cost $876)	876
Variation margin receivable on futures contracts	10,408
Non-interested Trustees' deferred compensation	1,554
Receivables:
Fund shares sold	138,758
Dividends	16,936
Foreign tax reclaims	3,507
Other assets	16,583
Total Assets	65,522,885
Liabilities:
Collateral for securities loaned (Note 3)	5,717,985
Variation margin payable on futures contracts	1,068
Payables:	—
Fund shares repurchased	226,008
Professional fees	41,878
Advisory fees	24,056
Custodian fees	2,705
12b-1 Distribution and shareholder servicing fees	2,406
Transfer agent fees and expenses	2,200
Non-interested Trustees' deferred compensation fees	1,554
Affiliated fund administration fees payable	132
Non-interested Trustees' fees and expenses	13
Accrued expenses and other payables	36,351
Total Liabilities	6,056,356
Net Assets	$59,466,529

See Notes to Financial Statements.

14	DECEMBER 31, 2021

Janus Henderson Adaptive Global Allocation Fund

Statement of Assets and Liabilities (unaudited)

December 31, 2021

Net Assets Consist of:
Capital (par value and paid-in surplus)	$56,663,704
Total distributable earnings (loss)	2,802,825
Total Net Assets	$59,466,529
Net Assets - Class A Shares	$194,055
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	18,710
Net Asset Value Per Share(2)	$10.37
Maximum Offering Price Per Share(3)	$11.00
Net Assets - Class C Shares	$2,258,914
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	217,835
Net Asset Value Per Share(2)	$10.37
Net Assets - Class D Shares	$3,221,653
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	308,566
Net Asset Value Per Share	$10.44
Net Assets - Class I Shares	$291,286
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	27,868
Net Asset Value Per Share	$10.45
Net Assets - Class N Shares	$50,368,395
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	4,820,878
Net Asset Value Per Share	$10.45
Net Assets - Class S Shares	$1,616,745
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	155,010
Net Asset Value Per Share	$10.43
Net Assets - Class T Shares	$1,515,481
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	145,536
Net Asset Value Per Share	$10.41

(1) Includes $5,586,275 of securities on loan. See Note 3 in Notes to Financial Statements.

(2) Redemption price per share may be reduced for any applicable contingent deferred sales charge.

(3) Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

Janus Investment Fund	15

Janus Henderson Adaptive Global Allocation Fund

Statement of Operations (unaudited)

For the period ended December 31, 2021

Investment Income:
Dividends	$620,378
Affiliated securities lending income, net	24,213
Interest	6,601
Unaffiliated securities lending income, net	669
Other income	20
Foreign tax withheld	(4,755)
Total Investment Income	647,126
Expenses:
Advisory fees	227,632
12b-1 Distribution and shareholder servicing fees:
Class A Shares	245
Class C Shares	3,519
Class S Shares	50
Transfer agent administrative fees and expenses:
Class D Shares	1,814
Class S Shares	2,029
Class T Shares	1,911
Transfer agent networking and omnibus fees:
Class A Shares	85
Class C Shares	229
Class I Shares	—
Other transfer agent fees and expenses:
Class A Shares	—
Class C Shares	62
Class D Shares	465
Class I Shares	—
Class N Shares	987
Class S Shares	14
Class T Shares	15
Registration fees	42,414
Non-affiliated fund administration fees	31,993
Professional fees	29,069
Custodian fees	4,890
Shareholder reports expense	1,427
Affiliated fund administration fees	759
Non-interested Trustees’ fees and expenses	494
Other expenses	431
Total Expenses	350,534
Less: Excess Expense Reimbursement and Waivers	(139,625)
Net Expenses	210,909
Net Investment Income/(Loss)	436,217

See Notes to Financial Statements.

16	DECEMBER 31, 2021

Janus Henderson Adaptive Global Allocation Fund

Statement of Operations (unaudited)

For the period ended December 31, 2021

Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	$578,083
Purchased options contracts	(142,415)
Forward foreign currency exchange contracts	29,498
Futures contracts	(316,889)
Written options contracts	82,967
Total Net Realized Gain/(Loss) on Investments	231,244
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation	323,773
Forward foreign currency exchange contracts	(5,627)
Futures contracts	(22,685)
Total Change in Unrealized Net Appreciation/Depreciation	295,461
Net Increase/(Decrease) in Net Assets Resulting from Operations	$962,922

See Notes to Financial Statements.

Janus Investment Fund	17

Janus Henderson Adaptive Global Allocation Fund

Statements of Changes in Net Assets

	Period ended December 31, 2021 (unaudited)	Year ended June 30, 2021

Operations:
Net investment income/(loss)	$436,217	$445,475
Net realized gain/(loss) on investments	231,244	9,732,980
Change in unrealized net appreciation/depreciation	295,461	1,681,026
Net Increase/(Decrease) in Net Assets Resulting from Operations	962,922	11,859,481
Dividends and Distributions to Shareholders:
Class A Shares	(27,214)	(3,724)
Class C Shares	(313,152)	(61,262)
Class D Shares	(458,300)	(96,799)
Class I Shares	(40,667)	(8,771)
Class N Shares	(7,075,488)	(1,379,542)
Class S Shares	(224,954)	(43,566)
Class T Shares	(209,727)	(38,955)
Net Decrease from Dividends and Distributions to Shareholders	(8,349,502)	(1,632,619)
Capital Share Transactions:
Class A Shares	28,979	84,908
Class C Shares	286,546	226,653
Class D Shares	481,338	(489,191)
Class I Shares	(18,416)	(55,221)
Class N Shares	6,507,286	710,386
Class S Shares	235,454	45,136
Class T Shares	213,889	83,121
Net Increase/(Decrease) from Capital Share Transactions	7,735,076	605,792
Net Increase/(Decrease) in Net Assets	348,496	10,832,654
Net Assets:
Beginning of period	59,118,033	48,285,379
End of period	$59,466,529	$59,118,033

See Notes to Financial Statements.

18	DECEMBER 31, 2021

Janus Henderson Adaptive Global Allocation Fund

Financial Highlights

Class A Shares
For a share outstanding during the period ended December 31, 2021 (unaudited) and the year ended June 30	2021	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$11.86	$9.78	$10.32	$10.43	$10.55	$9.49
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.07	0.07	0.12	0.22	0.13	0.09
Net realized and unrealized gain/(loss)	0.11	2.33	(0.43)	0.17	0.55	1.06
Total from Investment Operations	0.18	2.40	(0.31)	0.39	0.68	1.15
Less Dividends and Distributions:
Dividends (from net investment income)	(0.14)	(0.17)	(0.22)	(0.09)	(0.18)	(0.09)
Distributions (from capital gains)	(1.53)	(0.15)	(0.01)	(0.41)	(0.62)	—
Total Dividends and Distributions	(1.67)	(0.32)	(0.23)	(0.50)	(0.80)	(0.09)
Net Asset Value, End of Period	$10.37	$11.86	$9.78	$10.32	$10.43	$10.55
Total Return*	1.49%	24.78%	(3.14)%	4.22%	6.27%	12.17%
Net Assets, End of Period (in thousands)	$194	$190	$84	$2,567	$766	$743
Average Net Assets for the Period (in thousands)	$193	$128	$1,208	$2,179	$777	$609
Ratios to Average Net Assets**:
Ratio of Gross Expenses	3.01%	3.93%	1.73%	1.69%	1.63%	1.52%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.02%	0.95%	1.02%	0.96%	1.01%	1.07%
Ratio of Net Investment Income/(Loss)	1.16%	0.62%	1.17%	2.14%	1.24%	0.86%
Portfolio Turnover Rate	120%	414%	228%	268%	440%	302%(2)

Class C Shares
For a share outstanding during the period ended December 31, 2021 (unaudited) and the year ended June 30	2021	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$11.85	$9.76	$10.30	$10.35	$10.48	$9.44
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.07	0.07	0.09	0.17	0.06	0.01
Net realized and unrealized gain/(loss)	0.11	2.35	(0.41)	0.20	0.54	1.05
Total from Investment Operations	0.18	2.42	(0.32)	0.37	0.60	1.06
Less Dividends and Distributions:
Dividends (from net investment income)	(0.13)	(0.18)	(0.21)	(0.01)	(0.11)	(0.02)
Distributions (from capital gains)	(1.53)	(0.15)	(0.01)	(0.41)	(0.62)	—
Total Dividends and Distributions	(1.66)	(0.33)	(0.22)	(0.42)	(0.73)	(0.02)
Net Asset Value, End of Period	$10.37	$11.85	$9.76	$10.30	$10.35	$10.48
Total Return*	1.51%	25.01%	(3.30)%	3.96%	5.58%	11.21%
Net Assets, End of Period (in thousands)	$2,259	$2,253	$1,644	$1,778	$1,603	$1,225
Average Net Assets for the Period (in thousands)	$2,251	$2,039	$1,644	$1,695	$1,448	$1,112
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.56%	1.62%	1.92%	1.88%	2.34%	2.27%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.00%	0.89%	1.21%	1.14%	1.75%	1.83%
Ratio of Net Investment Income/(Loss)	1.15%	0.65%	0.91%	1.71%	0.54%	0.05%
Portfolio Turnover Rate	120%	414%	228%	268%	440%	302%(2)

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) The increase in the portfolio turnover rate was due to a restructuring of the Fund’s portfolio as a result of a change in its principal investment strategies.

See Notes to Financial Statements.

Janus Investment Fund	19

Janus Henderson Adaptive Global Allocation Fund

Financial Highlights

Class D Shares
For a share outstanding during the period ended December 31, 2021 (unaudited) and the year ended June 30	2021	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$11.94	$9.82	$10.33	$10.43	$10.54	$9.49
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.08	0.08	0.12	0.20	0.15	0.09
Net realized and unrealized gain/(loss)	0.10	2.38	(0.40)	0.20	0.55	1.05
Total from Investment Operations	0.18	2.46	(0.28)	0.40	0.70	1.14
Less Dividends and Distributions:
Dividends (from net investment income)	(0.15)	(0.19)	(0.22)	(0.09)	(0.19)	(0.09)
Distributions (from capital gains)	(1.53)	(0.15)	(0.01)	(0.41)	(0.62)	—
Total Dividends and Distributions	(1.68)	(0.34)	(0.23)	(0.50)	(0.81)	(0.09)
Net Asset Value, End of Period	$10.44	$11.94	$9.82	$10.33	$10.43	$10.54
Total Return*	1.54%	25.21%	(2.90)%	4.31%	6.51%	12.13%
Net Assets, End of Period (in thousands)	$3,222	$3,150	$3,030	$2,813	$2,480	$1,619
Average Net Assets for the Period (in thousands)	$3,234	$3,088	$2,844	$2,564	$2,139	$1,435
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.38%	1.50%	1.54%	1.43%	1.84%	2.01%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.81%	0.81%	0.87%	0.85%	0.86%	0.96%
Ratio of Net Investment Income/(Loss)	1.36%	0.71%	1.24%	1.97%	1.39%	0.94%
Portfolio Turnover Rate	120%	414%	228%	268%	440%	302%(2)

Class I Shares
For a share outstanding during the period ended December 31, 2021 (unaudited) and the year ended June 30	2021	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$11.92	$9.84	$10.35	$10.46	$10.57	$9.51
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.11	0.07	0.18	0.21	0.19	0.17
Net realized and unrealized gain/(loss)	0.09	2.36	(0.44)	0.19	0.52	1.00
Total from Investment Operations	0.20	2.43	(0.26)	0.40	0.71	1.17
Less Dividends and Distributions:
Dividends (from net investment income)	(0.14)	(0.20)	(0.24)	(0.10)	(0.20)	(0.11)
Distributions (from capital gains)	(1.53)	(0.15)	(0.01)	(0.41)	(0.62)	—
Total Dividends and Distributions	(1.67)	(0.35)	(0.25)	(0.51)	(0.82)	(0.11)
Net Asset Value, End of Period	$10.45	$11.92	$9.84	$10.35	$10.46	$10.57
Total Return*	1.68%	24.92%	(2.68)%	4.33%	6.57%	12.42%
Net Assets, End of Period (in thousands)	$291	$345	$342	$15,008	$9,959	$4,596
Average Net Assets for the Period (in thousands)	$316	$310	$7,161	$14,537	$4,830	$1,802
Ratios to Average Net Assets**:
Ratio of Gross Expenses	2.04%	2.36%	1.14%	1.35%	1.38%	1.40%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.67%	0.80%	0.76%	0.77%	0.79%	0.80%
Ratio of Net Investment Income/(Loss)	1.75%	0.64%	1.76%	2.12%	1.75%	1.69%
Portfolio Turnover Rate	120%	414%	228%	268%	440%	302%(2)

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) The increase in the portfolio turnover rate was due to a restructuring of the Fund’s portfolio as a result of a change in its principal investment strategies.

See Notes to Financial Statements.

20	DECEMBER 31, 2021

Janus Henderson Adaptive Global Allocation Fund

Financial Highlights

Class N Shares
For a share outstanding during the period ended December 31, 2021 (unaudited) and the year ended June 30	2021	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$11.95	$9.84	$10.35	$10.46	$10.56	$9.51
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.09	0.09	0.14	0.21	0.16	0.10
Net realized and unrealized gain/(loss)	0.11	2.37	(0.41)	0.20	0.56	1.06
Total from Investment Operations	0.20	2.46	(0.27)	0.41	0.72	1.16
Less Dividends and Distributions:
Dividends (from net investment income)	(0.17)	(0.20)	(0.23)	(0.11)	(0.20)	(0.11)
Distributions (from capital gains)	(1.53)	(0.15)	(0.01)	(0.41)	(0.62)	—
Total Dividends and Distributions	(1.70)	(0.35)	(0.24)	(0.52)	(0.82)	(0.11)
Net Asset Value, End of Period	$10.45	$11.95	$9.84	$10.35	$10.46	$10.56
Total Return*	1.68%	25.22%	(2.74)%	4.36%	6.72%	12.43%
Net Assets, End of Period (in thousands)	$50,368	$50,111	$40,773	$46,087	$51,921	$48,806
Average Net Assets for the Period (in thousands)	$50,559	$45,500	$44,038	$49,849	$52,068	$48,134
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.10%	1.28%	1.25%	1.26%	1.27%	1.24%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.67%	0.68%	0.73%	0.70%	0.73%	0.81%
Ratio of Net Investment Income/(Loss)	1.48%	0.85%	1.40%	2.10%	1.52%	1.03%
Portfolio Turnover Rate	120%	414%	228%	268%	440%	302%(2)

Class S Shares
For a share outstanding during the period ended December 31, 2021 (unaudited) and the year ended June 30	2021	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$11.93	$9.82	$10.35	$10.42	$10.53	$9.48
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.08	0.09	0.12	0.20	0.12	0.07
Net realized and unrealized gain/(loss)	0.11	2.36	(0.42)	0.20	0.55	1.06
Total from Investment Operations	0.19	2.45	(0.30)	0.40	0.67	1.13
Less Dividends and Distributions:
Dividends (from net investment income)	(0.16)	(0.19)	(0.22)	(0.06)	(0.16)	(0.08)
Distributions (from capital gains)	(1.53)	(0.15)	(0.01)	(0.41)	(0.62)	—
Total Dividends and Distributions	(1.69)	(0.34)	(0.23)	(0.47)	(0.78)	(0.08)
Net Asset Value, End of Period	$10.43	$11.93	$9.82	$10.35	$10.42	$10.53
Total Return*	1.54%	25.18%	(3.05)%	4.33%	6.24%	11.95%
Net Assets, End of Period (in thousands)	$1,617	$1,581	$1,263	$1,303	$1,256	$1,183
Average Net Assets for the Period (in thousands)	$1,595	$1,448	$1,284	$1,258	$1,267	$1,110
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.54%	1.68%	1.82%	1.79%	1.83%	1.75%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.80%	0.74%	0.97%	0.89%	1.11%	1.17%
Ratio of Net Investment Income/(Loss)	1.35%	0.79%	1.15%	1.92%	1.14%	0.70%
Portfolio Turnover Rate	120%	414%	228%	268%	440%	302%(2)

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) The increase in the portfolio turnover rate was due to a restructuring of the Fund’s portfolio as a result of a change in its principal investment strategies.

See Notes to Financial Statements.

Janus Investment Fund	21

Janus Henderson Adaptive Global Allocation Fund

Financial Highlights

Class T Shares
For a share outstanding during the period ended December 31, 2021 (unaudited) and the year ended June 30	2021	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$11.90	$9.80	$10.33	$10.43	$10.55	$9.50
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.07	0.07	0.12	0.19	0.14	0.09
Net realized and unrealized gain/(loss)	0.11	2.35	(0.41)	0.20	0.55	1.06
Total from Investment Operations	0.18	2.42	(0.29)	0.39	0.69	1.15
Less Dividends and Distributions:
Dividends (from net investment income)	(0.14)	(0.17)	(0.23)	(0.08)	(0.19)	(0.10)
Distributions (from capital gains)	(1.53)	(0.15)	(0.01)	(0.41)	(0.62)	—
Total Dividends and Distributions	(1.67)	(0.32)	(0.24)	(0.49)	(0.81)	(0.10)
Net Asset Value, End of Period	$10.41	$11.90	$9.80	$10.33	$10.43	$10.55
Total Return*	1.52%	24.91%	(3.00)%	4.23%	6.40%	12.17%
Net Assets, End of Period (in thousands)	$1,515	$1,489	$1,149	$1,327	$2,557	$2,291
Average Net Assets for the Period (in thousands)	$1,502	$1,363	$1,261	$2,521	$2,635	$1,204
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.55%	1.73%	1.72%	1.62%	1.54%	1.51%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.92%	0.93%	0.94%	0.90%	0.92%	0.94%
Ratio of Net Investment Income/(Loss)	1.24%	0.61%	1.20%	1.90%	1.30%	0.95%
Portfolio Turnover Rate	120%	414%	228%	268%	440%	302%(2)

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) The increase in the portfolio turnover rate was due to a restructuring of the Fund’s portfolio as a result of a change in its principal investment strategies.

See Notes to Financial Statements.

22	DECEMBER 31, 2021

Janus Henderson Adaptive Global Allocation Fund

Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

Janus Henderson Adaptive Global Allocation Fund (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 41 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks total return through growth of capital and income. The Fund is classified as diversified, as defined in the 1940 Act. Janus Henderson Investors US LLC (formerly Janus Capital Management LLC) is the investment adviser (the “Adviser”) to the Fund.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares.

Class A Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class C Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, and bank trust platforms.

Class C Shares are closed to investments by new employer-sponsored retirement plans and existing employer-sponsored retirement plans are no longer able to make additional purchases or exchanges into Class C Shares.

The Funds currently implement an automatic conversion feature pursuant to which Class C Shares that have been held for eight years are automatically converted to Class A Shares without the imposition of any sales charge, fee or other charge. The conversion will generally occur no later than ten business days in the month following the month of the eighth anniversary of the date of purchase. Class C Shares purchased through the reinvestment of dividends and other distributions on Class C Shares will convert to Class A Shares at the same time as the original Class C Shares with respect to which they were purchased. For Class C Shares held in omnibus accounts on intermediary platforms, the Fund will rely on these intermediaries to implement this conversion feature. Your financial intermediary may have separate policies and procedures as to when and how Class C Shares may be converted to Class A Shares. Please contact your financial intermediary for additional information.

Effective July 6, 2020, Class D Shares are available to new investors, subject to any closed fund policies for a Fund, as applicable. Previously, Class D Shares were only available to investors who already had a direct account with the Janus Henderson funds; immediate family members or members of the same household of an eligible individual investor; and existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus Henderson funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments, who established Class I Share accounts before August 4, 2017.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of: 1) certain adviser-assisted, employer-sponsored retirement plans, including 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and certain welfare benefit plans, such as health savings accounts, and nonqualified deferred compensation plans; and 2) retail investors purchasing in qualified or nonqualified accounts, whose accounts are held through an omnibus account at their financial intermediary, and where the financial intermediary requires no payment or reimbursement from the Fund, the Adviser, or its affiliates. Class N Shares are also available to Janus Henderson proprietary products and to certain direct institutional investors approved by Janus Distributors US LLC dba Janus Henderson Distributors (formerly Janus Distributors LLC) (the “Distributor”) including, but not limited to, corporations, certain retirement plans, public plans, and foundations and endowments, subject to minimum investment requirements.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory

Janus Investment Fund	23

Janus Henderson Adaptive Global Allocation Fund

Notes to Financial Statements (unaudited)

programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with the Adviser or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with the Adviser or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with United States of America generally accepted accounting principles ("US GAAP").

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service

24	DECEMBER 31, 2021

Janus Henderson Adaptive Global Allocation Fund

Notes to Financial Statements (unaudited)

approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of December 31, 2021 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income is recorded daily on the accrual basis and includes amortization of premiums and accretion of discounts. The Fund classifies gains and losses on prepayments received as an adjustment to interest income. Debt securities may be placed in non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivables when collection of all or a portion of interest has become doubtful. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Janus Investment Fund	25

Janus Henderson Adaptive Global Allocation Fund

Notes to Financial Statements (unaudited)

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

The Fund generally declares and distributes dividends of net investment income and realized capital gains (if any) annually. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or a Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Fund's equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Derivative Instruments

The Fund may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Fund may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on futures contracts, options on foreign currencies, options on recovery locks, options on security and commodity indices, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Fund during the period ended December 31, 2021 is discussed in further detail below. A summary of derivative activity by the Fund is reflected in the tables at the end of the Schedule of Investments.

The Fund may use derivative instruments for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions), to adjust currency exposure relative to a benchmark index, or for speculative purposes (to earn income and seek to enhance returns). When the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Fund may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly. The Fund’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks.

In pursuit of its investment objective, the Fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

• Commodity Risk – the risk related to the change in value of commodities or commodity-linked investments due to changes in the overall market movements, volatility of the underlying benchmark, changes in interest rates, or

26	DECEMBER 31, 2021

Janus Henderson Adaptive Global Allocation Fund

Notes to Financial Statements (unaudited)

other factors affecting a particular industry or commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

• Counterparty Risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

• Credit Risk – the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

• Currency Risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

• Equity Risk – the risk related to the change in value of equity securities as they relate to increases or decreases in the general market.

• Index Risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

• Interest Rate Risk – the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Fund’s NAV to likewise decrease.

• Leverage Risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Fund creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

• Liquidity Risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Fund may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. Additionally, the Fund may deposit cash and/or treasuries as collateral with the counterparty and/or custodian daily (based on the daily valuation of the financial asset) if the Fund has a net aggregate unrealized loss on OTC derivative contracts with a particular counterparty. All liquid securities and restricted cash are considered to cover in an amount at all times equal to or greater than the Fund’s commitment with respect to certain exchange-traded derivatives, centrally cleared derivatives, forward foreign currency exchange contracts, short sales, and/or securities with extended settlement dates. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on the Adviser’s ability to establish and maintain appropriate systems and trading.

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract (“forward currency contract”) is an obligation to buy or sell a specified currency at a future date at a negotiated rate (which may be U.S. dollars or a foreign currency). The Fund may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Fund may also invest in forward currency contracts for non-hedging purposes such as seeking to enhance returns. The Fund is subject to currency risk and counterparty risk in the normal course of pursuing its investment objective through its investments in forward currency contracts.

Forward currency contracts are valued by converting the foreign value to U.S. dollars by using the current spot U.S. dollar exchange rate and/or forward rate for that currency. Exchange and forward rates as of the close of the NYSE are

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Janus Henderson Adaptive Global Allocation Fund

Notes to Financial Statements (unaudited)

used to value the forward currency contracts. The unrealized appreciation/(depreciation) for forward currency contracts is reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations for the change in unrealized net appreciation/depreciation (if applicable). The realized gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a forward currency contract is reported on the Statement of Operations (if applicable).

During the period, the Fund entered into forward currency contracts with the obligation to sell foreign currencies in the future at an agreed upon rate in order to take a negative outlook on the related currency. These forward contracts seek to increase exposure to currency risk.

During the period, the Fund entered into forward currency contracts with the obligation to sell foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Fund.

Futures Contracts

A futures contract is an exchange-traded agreement to take or make delivery of an underlying asset at a specific time in the future for a specific predetermined negotiated price. The Fund may enter into futures contracts to gain exposure to the stock market or other markets pending investment of cash balances or to meet liquidity needs. The Fund is subject to interest rate risk, equity risk, and currency risk in the normal course of pursuing its investment objective through its investments in futures contracts. The Fund may also use such derivative instruments to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts on commodities are valued at the settlement price on valuation date on the commodities exchange as reported by an approved vendor. Mini contracts, as defined in the description of the contract, shall be valued using the Actual Settlement Price or “ASET” price type as reported by an approved vendor. In the event that foreign futures trade when the foreign equity markets are closed, the last foreign futures trade price shall be used.

Futures contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statement of Assets and Liabilities (if applicable). The change in unrealized net appreciation/depreciation is reported on the Statement of Operations (if applicable). When a contract is closed, a realized gain or loss is reported on the Statement of Operations (if applicable), equal to the difference between the opening and closing value of the contract.

Securities held by the Fund that are designated as collateral for market value on futures contracts are noted on the Schedule of Investments (if applicable). Such collateral is in the possession of the Fund’s futures commission merchant.

With futures, there is minimal counterparty credit risk to the Fund since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

During the period, the Fund purchased interest rate futures to increase exposure to interest rate risk.

During the period, the Fund sold interest rate futures to decrease exposure to interest rate risk.

During the period, the Fund purchased futures on equity indices to increase exposure to equity risk.

During the period, the Fund sold futures on equity indices to decrease exposure to equity risk.

Options Contracts

An options contract provides the purchaser with the right, but not the obligation, to buy (call option) or sell (put option) a financial instrument at an agreed upon price on or before a specified date. The purchaser pays a premium to the seller for this right. The seller has the corresponding obligation to sell or buy a financial instrument if the purchaser (owner) "exercises" the option. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option are adjusted by the amount of premium received or paid. Upon expiration, or closing of the option transaction, a realized gain or loss is reported on the Statement of Operations (if applicable). The difference between the premium paid/received and the market value of the option is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported on the Statement of Operations (if applicable). Option contracts are typically valued using an approved vendor’s option valuation model. To the extent reliable market quotations are available, option contracts are valued using

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Janus Henderson Adaptive Global Allocation Fund

Notes to Financial Statements (unaudited)

market quotations. In cases when an approved vendor cannot provide coverage for an option and there is no reliable market quotation, a broker quotation or an internal valuation using the Black-Scholes model, the Cox-Rubinstein Binomial Option Pricing Model, or other appropriate option pricing model is used. Certain options contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statement of Assets and Liabilities as “Variation margin receivable” or “Variation margin payable” (if applicable).

The Fund may use options contracts to hedge against changes in interest rates, the values of equities, or foreign currencies. The Fund generally invests in options to hedge against adverse movements in the value of portfolio holdings. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the Fund’s hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold. The Fund may be subject to counterparty risk, interest rate risk, liquidity risk, equity risk, commodity risk, and currency risk in the normal course of pursuing its investment objective through its investments in options contracts.

Options traded on an exchange are regulated and the terms of the options are standardized. Options traded OTC expose the Fund to counterparty risk in the event that the counterparty does not perform. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by having the counterparty post collateral to cover the Fund’s exposure to the counterparty.

The Fund may purchase put options to hedge against a decline in the value of its portfolio. By using put options in this way, the Fund will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs. The Fund may purchase call options to hedge against an increase in the price of securities that it may buy in the future. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Fund. The risk in buying options is that the Fund pays a premium whether or not the options are exercised. Options purchased are reported in the Schedule of Investments (if applicable).

During the period, the Fund purchased put options on various equity indices for the purpose of decreasing exposure to broad equity risk.

During the period, the Fund purchased put options on various ETFs for the purpose of decreasing exposure to individual equity risk.

There were no purchased options held at December 31, 2021.

In writing an option, the Fund bears the risk of an unfavorable change in the price of the security underlying the written option. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option. Options written are reported as a liability on the Statement of Assets and Liabilities as “Options written, at value” (if applicable). The risk in writing call options is that the Fund gives up the opportunity for profit if the market price of the security increases and the options are exercised. The risk in writing put options is that the Fund may incur a loss if the market price of the security decreases and the options are exercised. The risk in buying options is that the Fund pays a premium whether or not the options are exercised. Exercise of an option written by the Fund could result in the Fund buying or selling a security at a price different from the current market value.

During the period, the Fund wrote put options on various equity indices for the purpose of increasing exposure to broad equity risk.

During the period, the Fund wrote put options on various stocks and ETFs for the purpose of increasing exposure to individual equity risk and/or generating income.

There were no written options held at December 31, 2021.

3. Other Investments and Strategies

Additional Investment Risk

In response to the COVID-19 pandemic, the U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the

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Janus Henderson Adaptive Global Allocation Fund

Notes to Financial Statements (unaudited)

financial markets, including reducing interest rates to record-low levels. Extremely low or negative interest rates may become more prevalent or may not work as intended. As there is little precedent for this situation, the impact on various markets that interest rate or other significant policy changes may have is unknown. The withdrawal of this support, a failure of measures put in place in response to such economic uncertainty, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation.

Widespread disease, including pandemics and epidemics, and natural or environmental disasters, including those which may be attributable to global climate change, such as earthquakes, fires, floods, hurricanes, tsunamis and weather-related phenomena generally, have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a Fund’s investments. Economies and financial markets throughout the world have become increasingly interconnected, which increases the likelihood that events or conditions in one region or country will adversely affect markets or issuers in other regions or countries, including the United States. These disruptions could prevent a Fund from executing advantageous investment decisions in a timely manner and negatively impact a Fund’s ability to achieve its investment objective(s). Any such event(s) could have a significant adverse impact on the value of a Fund. In addition, these disruptions could also impair the information technology and other operational systems upon which the Fund’s service providers, including the Adviser or the subadviser (as applicable), rely, and could otherwise disrupt the ability of employees of the Fund’s service providers to perform essential tasks on behalf of the Fund. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance and reinsurance companies that insure or reinsure against the impact of natural disasters.

A number of countries in the European Union (the “EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen, or spread further within the EU. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Among other things, these developments have adversely affected the value and exchange rate of the euro and pound sterling, and may continue to significantly affect the economies of all EU countries, which in turn may have a material adverse effect on the Fund’s investments in such countries, other countries that depend on EU countries for significant amounts of trade or investment, or issuers with exposure to debt issued by certain EU countries.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the "Offsetting Assets and Liabilities" section of this Note for further details.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that the Adviser believes to be creditworthy at the time of the transaction. There is always the risk that the Adviser’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

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Janus Henderson Adaptive Global Allocation Fund

Notes to Financial Statements (unaudited)

Exchange-Traded and Mutual Funds

The Fund may invest in exchange-traded funds (“ETFs”) and mutual funds to gain exposure to a particular portion of the market. ETFs are typically open-end investment companies, which may seek to track the performance of a specific index or be actively managed. ETFs are traded on a national securities exchange at market prices that may vary from the net asset value of their underlying investments. Accordingly, there may be times when an ETF trades at a premium or discount. When the Fund invests in an ETF or mutual fund, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the ETF's or mutual fund’s expenses. As a result, the cost of investing in the Fund may be higher than the cost of investing directly in ETFs or mutual funds and may be higher than other mutual funds that invest directly in stocks and bonds. ETFs also involve the risk that an active trading market for an ETF's shares may not develop or be maintained. Similarly, because the value of ETF shares depends on the demand in the market, the Fund may not be able to purchase or sell an ETF at the most optimal time, which could adversely affect the Fund’s performance. In addition, ETFs that track particular indices may be unable to match the performance of such underlying indices due to the temporary unavailability of certain index securities in the secondary market or other factors, such as discrepancies with respect to the weighting of securities. Because the Fund may invest in a broad range of ETFs and mutual funds, such risks may include, but are not limited to, leverage risk, foreign exposure risk, interest rate risk, emerging markets risk, fixed-income risk, and commodity-linked investments risk. The Fund is also subject to the risks associated with the securities in which the ETF or mutual fund invests.

Offsetting Assets and Liabilities

The Fund presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs OTC derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, in the event of a default and/or termination event, the Fund may offset with each counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment.

The following tables present gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see the “Fair Value of Derivative Instruments (not accounted for as hedging instruments) as of December 31, 2021” table located in the Fund’s Schedule of Investments.

Offsetting of Financial Assets and Derivative Assets

	Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Assets	or Liability(a)	Pledged(b)	Net Amount

Citibank, National Association	$1,923	$—	$—	$1,923
Credit Suisse International	6,250	—	—	6,250
JPMorgan Chase Bank, National Association	5,586,275	—	(5,586,275)	—

Total	$5,594,448	$—	$(5,586,275)	$8,173
(a)

Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

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Notes to Financial Statements (unaudited)

JPMorgan Chase Bank, National Association acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodial functions in accordance with the Non-Custodial Securities Lending Agreement. For financial reporting purposes, the Fund does not offset financial instruments’ payables and receivables and related collateral on the Statement of Assets and Liabilities. Securities on loan will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the Securities and Exchange Commission (the “SEC”). See “Securities Lending” in the “Notes to Financial Statements” for additional information.

The Fund generally does not exchange collateral on its forward foreign currency contracts with its counterparties; however, all liquid securities and restricted cash are considered to cover in an amount at all times equal to or greater than the Fund’s commitment with respect to these contracts. Certain securities may be segregated at the Fund’s custodian. These segregated securities are denoted on the accompanying Schedule of Investments and are evaluated daily to ensure their cover and/or market value equals or exceeds the Fund’s corresponding forward foreign currency exchange contract's obligation value.

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Securities Lending

Under procedures adopted by the Trustees, the Fund may seek to earn additional income by lending securities to certain qualified broker-dealers and institutions. JPMorgan Chase Bank, National Association acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodial functions in accordance with the Non-Custodial Securities Lending Agreement. The Fund may lend fund securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, the Adviser makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund. In certain circumstances individual loan transactions could yield negative returns.

Upon receipt of cash collateral, the Adviser may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. The Adviser currently intends to primarily invest the cash collateral in a cash management vehicle for which the Adviser serves as investment adviser, Janus Henderson Cash Collateral Fund LLC, or in time deposits. An investment in Janus Henderson Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Fund to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Fund and Janus Henderson Cash Collateral Fund LLC, the Adviser has an inherent conflict of interest as a result of its fiduciary duties to both the Fund and Janus Henderson Cash Collateral Fund LLC. Additionally, the Adviser receives an investment advisory fee of 0.05% for managing Janus Henderson Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Fund may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

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Janus Henderson Adaptive Global Allocation Fund

Notes to Financial Statements (unaudited)

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation. Additional required collateral, or excess collateral returned, is delivered on the next business day. Therefore, the value of the collateral held may be temporarily less than 102% or 105% value of the securities on loan. The cash collateral invested by the Adviser is disclosed in the Schedule of Investments (if applicable).

Income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the lending agent are included as “Affiliated securities lending income, net” on the Statement of Operations. As of December 31, 2021, securities lending transactions accounted for as secured borrowings with an overnight and continuous contractual maturity are $5,586,275. Gross amounts of recognized liabilities for securities lending (collateral received) as of December 31, 2021 is $5,717,985, resulting in the net amount due to the counterparty of $131,710.

4. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays the Adviser an investment advisory fee which is calculated daily and paid monthly. The following table reflects the Fund’s contractual investment advisory fee rate (expressed as an annual rate).

Average Daily Net Assets of the Fund	Contractual Investment Advisory Fee (%)
First $2 Billion	0.75
Next $2 Billion	0.72
Over $4 Billion	0.70

The Fund’s actual investment advisory fee rate for the reporting period was 0.75% of average annual net assets before any applicable waivers.

The Adviser has contractually agreed to waive the investment advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s total annual fund operating expenses, including the investment advisory fee, but excluding the fees payable pursuant to a Rule 12b-1 plan, shareholder servicing fees, such as transfer agency fees (including out-of-pocket costs), administrative services fees and any networking/omnibus payable by any share class, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.66% of the Fund’s average daily net assets. In addition, the Adviser shall additionally reimburse or waive acquired fund fees and expenses to the extent they exceed 0.10%, The Adviser has agreed to continue the waivers for at least a one-year period commencing October 28, 2021. If applicable, amounts waived and/or reimbursed to the Fund by the Adviser are disclosed as “Excess Expense Reimbursement and Waivers” on the Statement of Operations.

Janus Henderson Services US LLC (formerly Janus Services LLC) (the “Transfer Agent”), a wholly-owned subsidiary of the Adviser, is the Fund’s transfer agent. In addition, the Transfer Agent provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund. The Transfer Agent is not compensated for its services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to the Transfer Agent, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between the Transfer Agent and the Fund, the Transfer Agent may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. The Adviser and its affiliates benefit from an increase in assets that may result from such relationships. The Funds’ Trustees have set limits on fees that the Funds may incur with respect to administrative fees paid for omnibus or networked accounts. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

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Janus Henderson Adaptive Global Allocation Fund

Notes to Financial Statements (unaudited)

The Fund pays an annual administrative services fee based on the average daily net assets of Class D Shares for shareholder services provided by the Transfer Agent, as detailed below.

Average Daily Net Assets of Class D Shares of the Janus Henderson funds	Administrative Services Fee
Under $40 billion	0.12%
$40 billion – $49.9 billion	0.10%
Over $49.9 billion	0.08%

The Fund’s actual Class D administrative fee rate was 0.11% for the reporting period.

The Transfer Agent provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

The Transfer Agent receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class S Shares and Class T Shares for providing or procuring administrative services to investors in Class S Shares and Class T Shares of the Fund. The Transfer Agent expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. The Transfer Agent or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class S Shares and Class T Shares of the Fund. The Transfer Agent may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class S Shares and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with the Adviser. For all share classes, the Transfer Agent also seeks reimbursement for costs it incurs as transfer agent and for providing servicing.

The Transfer Agent is compensated for its services related to the Fund’s Class D Shares. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, the Distributor, a wholly-owned subsidiary of the Adviser, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets, and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to the Distributor for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution and shareholder servicing fees” in the Statement of Operations.

The Adviser serves as administrator to the Fund pursuant to an administration agreement between the Adviser and the Trust. Under the administration agreement, the Adviser is obligated to provide or arrange for the provision of certain administration, compliance, and accounting services to the Fund, including providing office space for the Fund, and is reimbursed by the Fund for certain of its costs in providing these services (to the extent the Adviser seeks reimbursement and such costs are not otherwise waived). In addition, employees of the Adviser and/or its affiliates may serve as officers of the Trust. The Fund pays for some or all of the salaries, fees, and expenses of the Adviser employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by the Adviser, and these costs are

34	DECEMBER 31, 2021

Janus Henderson Adaptive Global Allocation Fund

Notes to Financial Statements (unaudited)

separate and apart from advisory fees and other expenses paid in connection with the investment advisory services the Adviser (or any subadvisor, as applicable) provides to the Fund. These amounts are disclosed as “Affiliated fund administration fees” on the Statement of Operations. In addition, some expenses related to compensation payable to the Fund’s Chief Compliance Officer and certain compliance staff, all of whom are employees of the Adviser and/or its affiliates, are shared with the Fund. Total compensation of $192,161 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the period ended December 31, 2021. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of December 31, 2021 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Total distributable earnings (loss)” on the Statement of Assets and Liabilities. Deferred compensation expenses for the period ended December 31, 2021 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $204,400 were paid by the Trust to the Trustees under the Deferred Plan during the period ended December 31, 2021.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended December 31, 2021 can be found in the “Schedules of Affiliated Investments” located in the Schedule of Investments.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Henderson Distributors and financial intermediaries. During the period ended December 31, 2021, Janus Henderson Distributors retained upfront sales charges of $56.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to Janus Henderson Distributors during the period ended December 31, 2021.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class C Shares during the period ended December 31, 2021.

As of December 31, 2021, shares of the Fund were owned by affiliates of Janus Henderson Investors, and/or other funds advised by Janus Henderson, as indicated in the table below:

Class	% of Class Owned	% of Fund Owned
Class A Shares	-%	-%
Class C Shares	69	3
Class D Shares	-	-
Class I Shares	-	-
Class N Shares	96	81
Class S Shares	99	3
Class T Shares	-	-

Janus Investment Fund	35

Janus Henderson Adaptive Global Allocation Fund

Notes to Financial Statements (unaudited)

In addition, other shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with US GAAP).

5. Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from US GAAP. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers.

The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2021 are noted below. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals, straddle deferrals, investments in partnerships, and investments in passive foreign investment companies.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 59,063,045	$ 3,612,439	$ (533,982)	$ 3,078,457

Information on the tax components of derivatives as of December 31, 2021 is as follows:

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ -	$ 18,081	$ (84,540)	$ (66,459)

Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.

36	DECEMBER 31, 2021

Janus Henderson Adaptive Global Allocation Fund

Notes to Financial Statements (unaudited)

6. Capital Share Transactions

	Period ended December 31, 2021		Year ended June 30, 2021
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	592	$ 7,164	12,565	$ 138,396
Reinvested dividends and distributions	2,622	27,214	336	3,724
Shares repurchased	(484)	(5,399)	(5,548)	(57,212)
Net Increase/(Decrease)	2,730	$ 28,979	7,353	$ 84,908
Class C Shares:
Shares sold	539	$ 6,388	21,600	$ 227,999
Reinvested dividends and distributions	30,169	313,152	5,529	61,262
Shares repurchased	(2,908)	(32,994)	(5,428)	(62,608)
Net Increase/(Decrease)	27,800	$ 286,546	21,701	$ 226,653
Class D Shares:
Shares sold	47,166	$ 547,310	125,972	$1,446,377
Reinvested dividends and distributions	43,107	450,472	8,688	96,781
Shares repurchased	(45,603)	(516,444)	(179,204)	(2,032,349)
Net Increase/(Decrease)	44,670	$ 481,338	(44,544)	$ (489,191)
Class I Shares:
Shares sold	20,088	$ 238,252	5,485	$ 63,294
Reinvested dividends and distributions	3,888	40,667	787	8,771
Shares repurchased	(25,081)	(297,335)	(12,104)	(127,286)
Net Increase/(Decrease)	(1,105)	$ (18,416)	(5,832)	$ (55,221)
Class N Shares:
Shares sold	88,814	$1,067,309	260,131	$2,984,790
Reinvested dividends and distributions	676,433	7,075,488	123,726	1,379,542
Shares repurchased	(137,574)	(1,635,511)	(335,674)	(3,653,946)
Net Increase/(Decrease)	627,673	$6,507,286	48,183	$ 710,386
Class S Shares:
Shares sold	862	$ 10,500	4,686	$ 50,352
Reinvested dividends and distributions	21,547	224,954	3,914	43,566
Shares repurchased	-	-	(4,686)	(48,782)
Net Increase/(Decrease)	22,409	$ 235,454	3,914	$ 45,136
Class T Shares:
Shares sold	1,154	$ 13,831	7,270	$ 78,163
Reinvested dividends and distributions	20,127	209,727	3,503	38,955
Shares repurchased	(803)	(9,669)	(2,956)	(33,997)
Net Increase/(Decrease)	20,478	$ 213,889	7,817	$ 83,121

7. Purchases and Sales of Investment Securities

For the period ended December 31, 2021, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$63,138,677	$ 71,732,373	$ -	$ -

Janus Investment Fund	37

Janus Henderson Adaptive Global Allocation Fund

Notes to Financial Statements (unaudited)

8. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to December 31, 2021 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

38	DECEMBER 31, 2021

Janus Henderson Adaptive Global Allocation Fund

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC as an exhibit to Form N-PORT within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to shareholders. The Fund’s Form N-PORT filings and annual and semiannual reports: (i) are available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free) (or 1-800-525-3713 if you hold Class D shares). Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag under Full Holdings for the Fund at janushenderson.com/info (or janushenderson.com/reports if you hold Class D Shares).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each portfolio of Janus Aspen Series (each, a “VIT Portfolio,” and collectively, the “VIT Portfolios”), as well as each fund of Janus Investment Fund (each, a “Fund,” and collectively, the “Funds” and together with the VIT Portfolios, the “Janus Henderson Funds,” and each, a “Janus Henderson Fund”). As required by law, the Trustees determine annually whether to continue the investment advisory agreement for each Janus Henderson Fund and the subadvisory agreement for each Janus Henderson Fund that utilizes a subadviser.

In connection with their most recent consideration of those agreements for each Janus Henderson Fund, the Trustees received and reviewed information provided by Janus Henderson Investors US LLC (formerly, Janus Capital Management LLC) (the “Adviser”) and the subadviser in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At meetings held on November 3-4, 2021 and December 7-8, 2021, the Trustees’ evaluated the information provided by the Adviser, the subadviser, and the independent fee consultant, as well as other information addressed during the year. Following such evaluation, the Trustees determined that the overall arrangements between each Janus Henderson Fund and the Adviser and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by the Adviser, its affiliates and the subadviser, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment and unanimously approved the continuation of the investment advisory agreement for each Janus Henderson Fund and the subadvisory agreement for each subadvised Janus Henderson Fund, for the period from February 1, 2022 through February 1, 2023, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and, for the purpose of peer comparisons any administration fees (excluding out of pocket costs), net of any waivers, paid by a fund as a percentage of average net assets.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by the Adviser and the subadviser to the Janus Henderson Funds, taking into account the investment objective, strategies and policies of each Janus Henderson

Janus Investment Fund	39

Janus Henderson Adaptive Global Allocation Fund

Additional Information (unaudited)

Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Janus Henderson Funds. In addition, the Trustees reviewed the resources and key personnel of the Adviser and the subadviser, particularly noting those employees who provide investment and risk management services to the Janus Henderson Funds. The Trustees also considered other services provided to the Janus Henderson Funds by the Adviser or the subadviser, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered the Adviser’s role as administrator to the Janus Henderson Funds, noting that the Adviser generally does not receive a fee for its services as administrator, but is reimbursed for its out-of-pocket costs. The Trustees considered the role of the Adviser in monitoring adherence to the Janus Henderson Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Janus Henderson Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that the Adviser provides a number of different services for the Janus Henderson Funds and fund shareholders, ranging from investment management services to various other servicing functions, and that, in its view, the Adviser is a capable provider of those services. The independent fee consultant also provided its belief that the Adviser has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by the Adviser and the subadviser to each Janus Henderson Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Janus Henderson Funds whose performance lagged that of their peers for certain periods, the Janus Henderson Funds were likely to benefit from the continued provision of those services. They also concluded that the Adviser and the subadviser had sufficient personnel, with the appropriate education and experience, to serve the Janus Henderson Funds effectively and each had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Janus Henderson Fund over various time periods. They noted that they considered Janus Henderson Fund performance data throughout the year, including periodic meetings with each Janus Henderson Fund’s portfolio manager(s), and also reviewed information comparing each Janus Henderson Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Janus Henderson Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Janus Henderson Funds’ performance has been reasonable: for the 36 months ended September 30, 2021, approximately 55% of the Janus Henderson Funds were in the top two quartiles of performance versus Broadridge peers, and for the 12 months ended September 30, 2021, approximately 45% of the Janus Henderson Funds were in the top two quartiles of performance versus Broadridge peers.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance and that the performance trend was improving

40	DECEMBER 31, 2021

Janus Henderson Adaptive Global Allocation Fund

Additional Information (unaudited)

Fixed-Income Funds

• For Janus Henderson Absolute Return Income Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Developed World Bond Fund, the Trustees noted the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Global Bond Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson High-Yield Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2021 and the second Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Short Duration Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2021 and the second Broadridge quartile for the 12 months ended May 31, 2021.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2021 and the second Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson European Focus Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the

Janus Investment Fund	41

Janus Henderson Adaptive Global Allocation Fund

Additional Information (unaudited)

Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Global Select Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Global Technology and Innovation Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson International Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s performance was in bottom Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Forty Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021.

42	DECEMBER 31, 2021

Janus Henderson Adaptive Global Allocation Fund

Additional Information (unaudited)

• For Janus Henderson Growth and Income Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, and the steps the Adviser had taken or was taking to improve performance.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser and subadviser had taken or were taking to improve performance.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser and subadviser had taken or were taking to improve performance.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser and subadviser had taken or were taking to improve performance.

U.S. Equity Funds

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Small-Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps the Adviser had taken or was taking to improve performance.

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Janus Henderson Adaptive Global Allocation Fund

Additional Information (unaudited)

In consideration of each Janus Henderson Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Janus Henderson Fund’s performance warranted continuation of such Janus Henderson Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Janus Henderson Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management fees (investment advisory fees and any administration fees but excluding out-of-pocket costs) for many of the Janus Henderson Funds, after applicable waivers, was below the average management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by the Adviser out of its management fees collected from such Janus Henderson Fund.

The independent fee consultant provided its belief that the management fees charged by the Adviser to each of the Janus Henderson Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by the Adviser. The independent fee consultant found: (1) the total expenses and management fees of the Janus Henderson Funds to be reasonable relative to other comparable mutual funds; (2) the total expenses, on average, were 8% under the average total expenses of the respective Broadridge Expense Group peers; and (3) and the management fees for the Janus Henderson Funds, on average, were 6% under the average management fees for the respective Broadridge Expense Group. The Trustees also considered the total expenses for each share class of each Janus Henderson Fund compared to the average total expenses for its Broadridge Expense Group and to average total expenses for its Broadridge Expense Universe.

For certain Janus Henderson Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses which assessed fund fees in the context of fund performance being delivered. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Janus Henderson Funds was reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and/or expense waivers on such Janus Henderson Funds.

The Trustees considered the methodology used by the Adviser and subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by the Adviser and subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by the Adviser or subadviser (for which the Adviser or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Janus Henderson Funds having a similar strategy, the Trustees considered that the Adviser noted that, under the terms of the management agreements with the Janus Henderson Funds, the Adviser performs significant additional services for the Janus Henderson Funds that it does not provide to those other clients, including administration services, oversight of the Janus Henderson Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Janus Henderson Funds, the Adviser assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, the Trustees noted that the independent fee consultant found that: (1) the management fees the Adviser charges to the Janus Henderson Funds are reasonable in relation to the management fees the Adviser charges to funds subadvised by the Adviser and to the fees the Adviser charges to its institutional separate account clients; (2) these subadvised and institutional separate accounts have different service and infrastructure needs and operate in markets very distinct relative to retail funds; (3) Janus Henderson mutual fund investors enjoy reasonable fees relative to the fees charged to Janus Henderson subadvised fund and separate account investors; and (4) as part of its 2020 review, 9 of 10 Janus Henderson Funds have lower management fees than similar funds subadvised by the Adviser.

The Trustees considered the fees for each Janus Henderson Fund for its fiscal year ended in 2020, including the VIT Portfolios, and noted the following with regard to each VIT Portfolio’s total expenses, net of applicable fee waivers (the VIT Portfolio’s “total expenses”):

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Janus Henderson Adaptive Global Allocation Fund

Additional Information (unaudited)

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

Fixed-Income Funds

• For Janus Henderson Absolute Return Income Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Developed World Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short Duration Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson European Focus Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

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Janus Henderson Adaptive Global Allocation Fund

Additional Information (unaudited)

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Global Real Estate Fund, the Trustees noted, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Sustainable Equity Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Global Technology and Innovation Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson International Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Overseas Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has voluntarily agreed to limit the Fund’s expenses to assist the Fund in attempting to maintain a yield of at least 0.00%.

• For Janus Henderson Money Market Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has agreed to limit the Fund’s expenses to assist the Fund in attempting to maintain a yield of at least 0.00%.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that, that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that, that the Fund’s total expenses were below the peer group average for all share classes.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser had contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted

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Janus Henderson Adaptive Global Allocation Fund

Additional Information (unaudited)

that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Research Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

U.S. Equity Funds

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Small-Mid Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

The Trustees reviewed information on the overall profitability to the Adviser and its affiliates from their relationships with the Janus Henderson Funds, and considered profitability data of other publicly traded mutual fund advisers. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by

Janus Investment Fund	47

Janus Henderson Adaptive Global Allocation Fund

Additional Information (unaudited)

numerous factors, including the organizational structure of the particular fund manager, differences in complex size, difference in product mix, difference in types of business (mutual fund, institutional and other), differences in the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses and the fund manager’s capital structure and cost of capital.

Additionally, the Trustees considered the estimated profitability to the Adviser from the investment management services it provided to each Janus Henderson Fund. In their review, the Trustees considered whether the Adviser and subadviser receive adequate incentives and resources to manage the Janus Henderson Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Janus Henderson Fund is necessarily a product of the allocation methodology utilized by the Adviser to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant found that (1) the expense allocation methodology and rationales utilized by the Adviser were reasonable and (2) no clear correlation exists between expense allocations and operating margins. The Trustees also considered that the estimated profitability for an individual Janus Henderson Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Janus Henderson Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that the Adviser’s estimated profitability with respect to each Janus Henderson Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Janus Henderson Funds was not a material factor in the Board’s approval of the reasonableness of any Janus Henderson Fund’s investment management fees.

The Trustees concluded that the management fees payable by each Janus Henderson Fund to the Adviser and its affiliates, as well as the fees paid by the Adviser to the subadviser of subadvised Janus Henderson Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees the Adviser and the subadviser charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Janus Henderson Funds. The Trustees also concluded that each Janus Henderson Fund’s total expenses were reasonable, taking into account the size of the Janus Henderson Fund, the quality of services provided by the Adviser and subadviser, the investment performance of the Janus Henderson Fund, and any expense limitations agreed to or provided by the Adviser.

Economies of Scale

The Trustees considered information about the potential for the Adviser to realize economies of scale as the assets of the Janus Henderson Funds increase. They noted that their independent fee consultant published a report to the Trustees in November 2019 which provided its research and analysis into economies of scale. They also noted that, although many Janus Henderson Funds pay advisory fees at a fixed base rate as a percentage of net assets, without any breakpoints or performance fees, their independent fee consultant concluded that 75% of these Janus Henderson Funds’ have contractual management fees (gross of waivers) below their Broadridge Expense Group averages. The Trustees also noted the following: (1) that for those Janus Henderson Funds whose expenses are being reduced by the contractual expense limitations of the Adviser, the Adviser is subsidizing certain of these Janus Henderson Funds because they have not reached adequate scale; (2) performance fee structures have been implemented for various Janus Henderson Funds that have caused the effective rate of advisory fees payable by such Janus Henderson Fund to vary depending on the investment performance of the Janus Henderson Fund relative to its benchmark index over the measurement period; and (3) a few Janus Henderson Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Janus Henderson Funds share directly in economies of scale through the significant investments made by the Adviser and its affiliates related to services provided to the Funds and the lower charges of third-party service providers that are based in part on the combined scale of all of the Janus Henderson Funds.

The Trustees also considered the independent fee consultant’s conclusion that, given the limitations of various analytical approaches to economies of scale and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus Henderson complex. In this regard, the independent consultant concluded that (1) to the extent there were economies of scale at the Adviser, the Adviser’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Janus Henderson Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Janus Henderson Funds, the Adviser appeared to be investing to increase the likelihood that these Janus

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Janus Henderson Adaptive Global Allocation Fund

Additional Information (unaudited)

Henderson Funds will grow to a level to achieve any economies of scale that may exist. Further, the independent fee consultant provided its belief that Janus Henderson Fund investors are well-served by the fee levels and performance fee structures in place on the Janus Henderson Funds in light of any economies of scale that may be present at the Adviser.

Based on all of the information reviewed, including the recent and past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Janus Henderson Fund was reasonable and that the current rates of fees do reflect a sharing between the Adviser and the Janus Henderson Fund of any economies of scale that may be present at the current asset level of the Janus Henderson Fund.

Other Benefits to the Adviser

The Trustees also considered benefits that accrue to the Adviser and its affiliates and subadviser to the Janus Henderson Funds from their relationships with the Janus Henderson Funds. They recognized that two affiliates of the Adviser separately serve the Janus Henderson Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided, and that such compensation contributes to the overall profitability of the Adviser and its affiliates that results from their relationship with the Janus Henderson Funds. The Trustees also considered the Adviser’s past and proposed use of commissions paid by the Janus Henderson Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Janus Henderson Fund and/or other clients of the Adviser and/or the Adviser, and/or subadviser to a Janus Henderson Fund. The Trustees concluded that the Adviser’s and the subadviser’s use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Janus Henderson Fund. The Trustees also concluded that, other than the services provided by the Adviser and its affiliates and subadviser pursuant to the agreements and the fees to be paid by each Janus Henderson Fund therefor, the Janus Henderson Funds and the Adviser and the subadviser may potentially benefit from their relationship with each other in other ways. They concluded that the Adviser and its affiliates share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of the Janus Henderson Funds and other clients serviced by the Adviser and its affiliates. They also concluded that the Adviser and the subadviser benefit from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Janus Henderson Funds and that the Janus Henderson Funds benefit from the Adviser’s and/or the subadviser’s receipt of those products and services as well as research products and services acquired through commissions paid by other clients of the Adviser and/or other clients of the subadviser. They further concluded that the success of any Janus Henderson Fund could attract other business to the Adviser, the subadviser or other Janus Henderson funds, and that the success of the Adviser and the subadviser could enhance the Adviser’s and the subadviser’s ability to serve the Janus Henderson Funds.

Janus Investment Fund	49

Janus Henderson Adaptive Global Allocation Fund

Useful Information About Your Fund Report (unaudited)

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of the Adviser and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Bloomberg and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

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Janus Henderson Adaptive Global Allocation Fund

Useful Information About Your Fund Report (unaudited)

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the

Janus Investment Fund	51

Janus Henderson Adaptive Global Allocation Fund

Useful Information About Your Fund Report (unaudited)

portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

52	DECEMBER 31, 2021

Janus Henderson Adaptive Global Allocation Fund

Notes

NotesPage1

Janus Investment Fund	53

This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson and Intech are trademarks of Janus Henderson Group plc or one of its subsidiaries. © Janus Henderson Group plc Janus Henderson Distributors US LLC
125-24-93059 03-22

SEMIANNUAL REPORT December 31, 2021

Janus Henderson Developed World Bond Fund

Janus Investment Fund

Janus Henderson Developed World Bond Fund

FUND SNAPSHOT

A world bond fund focusing on developed markets that seeks total return through current income and capital appreciation. The Fund makes strategic asset allocation decisions between countries, fixed income asset classes, sectors and credit ratings.

John Pattullo co-portfolio manager	Jenna Barnard co-portfolio manager

Janus Henderson Developed World Bond Fund (unaudited)

Fund At A Glance

December 31, 2021

Fund Profile
30-day Current Yield*	Without Reimbursement	With Reimbursement
Class A Shares NAV	1.04%	1.04%
Class A Shares MOP	0.99%	0.99%
Class C Shares**	0.29%	0.29%
Class D Shares	1.17%	1.17%
Class I Shares	1.29%	1.29%
Class N Shares	1.32%	1.32%
Class S Shares	0.46%	0.81%
Class T Shares	1.09%	1.09%
Weighted Average Maturity		6.0 Years
Average Effective Duration***		3.6 Years
* Yield will fluctuate.
** Does not include the 1.00% contingent deferred sales charge.
*** A theoretical measure of price volatility.

Ratings† Summary - (% of Total Investments)
AAA	8.3%
AA	7.8%
A	6.8%
BBB	19.4%
BB	12.5%
B	11.5%
CCC	0.2%
Not Rated	27.6%
Other	5.9%

† Credit ratings provided by Standard & Poor's (S&P), an independent credit rating agency. Credit ratings range from AAA (highest) to D (lowest) based on S&P's measures. Further information on S&P's rating methodology may be found at www.standardandpoors.com. Other rating agencies may rate the same securities differently. Ratings are relative and subjective and are not absolute standards of quality. Credit quality does not remove market risk and is subject to change. "Not Rated" securities are not rated by S&P, but may be rated by other rating agencies and do not necessarily indicate low quality. "Other" includes cash equivalents, equity securities, and certain derivative instruments.

Significant Areas of Investment - (% of Net Assets)

Asset Allocation - (% of Net Assets)
Corporate Bonds	52.0%
Foreign Government Bonds	28.2%
Investment Companies	8.4%
Bank Loans and Mezzanine Loans	6.8%
United States Treasury Notes/Bonds	6.3%
Asset-Backed/Commercial Mortgage-Backed Securities	0.2%
Investments Purchased with Cash Collateral from Securities Lending	0.0%
Other	(1.9)%
100.0%

Janus Investment Fund	1

Janus Henderson Developed World Bond Fund (unaudited)

Performance

See important disclosures on the next page.

Average Annual Total Return - for the periods ended December 31, 2021						Prospectus Expense Ratios
	Fiscal Year-to-Date	One Year	Five Year	Ten Year	Since Inception*	Total Annual Fund Operating Expenses‡	Net Annual Fund Operating Expenses‡
Class A Shares at NAV	-0.03%	-0.78%	4.71%	5.40%	5.06%	0.92%	0.82%
Class A Shares at MOP	-4.82%	-5.47%	3.70%	4.89%	4.78%
Class C Shares at NAV	-0.40%	-1.51%	3.93%	4.62%	4.25%	1.63%	1.57%
Class C Shares at CDSC	-1.39%	-2.49%	3.93%	4.62%	4.25%
Class D Shares	0.05%	-0.74%	4.86%	5.48%	5.10%	0.70%	0.69%
Class I Shares	0.10%	-0.63%	4.95%	5.66%	5.20%	0.65%	0.57%
Class N Shares	0.22%	-0.50%	5.02%	5.59%	5.16%	0.56%	0.56%
Class S Shares	-0.03%	-0.98%	4.55%	5.28%	4.99%	1.66%	1.07%
Class T Shares	0.10%	-0.74%	4.78%	5.44%	5.07%	0.81%	0.81%
Bloomberg Global Aggregate Credit Index (USD Hedged)	0.10%	-0.95%	4.60%	4.55%	4.63%
Morningstar Quartile - Class A Shares	-	1st	1st	1st	1st
Morningstar Ranking - based on total returns for World Bond - USD Hedged Funds	-	28/128	15/94	5/63	12/50

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 (or 800.525.3713 if you hold shares directly with Janus Henderson) or visit janushenderson.com/performance (or janushenderson.com/allfunds if you hold shares directly with Janus Henderson).

Maximum Offering Price (MOP) returns include the maximum sales charge of 4.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

Net expense ratios reflect the expense waiver, if any, contractually agreed to for at least a one-year period commencing on October 28, 2021.

Performance may be affected by risks that include those associated with foreign and emerging markets, fixed income securities, high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs),

2	DECEMBER 31, 2021

Janus Henderson Developed World Bond Fund (unaudited)

Performance

Environmental, Social and Governance (ESG) factors, non-diversification, portfolio turnover, derivatives, short sales, initial public offerings (IPOs) and potential conflicts of interest. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Returns of the Fund shown prior to June 5, 2017, are those for Henderson Strategic Income Fund (the “Predecessor Fund”), which merged into the Fund after the close of business on June 2, 2017. The Predecessor Fund was advised by Henderson Global Investors (North America) Inc. and subadvised by Henderson Investment Management Limited. Class A Shares, Class C Shares, Class I Shares, and Class R6 Shares of the Predecessor Fund were reorganized into Class A Shares, Class C Shares, Class I Shares, and Class N Shares, respectively, of the Fund. In connection with this reorganization, certain shareholders of the Predecessor Fund who held shares directly with the Predecessor Fund and not through an intermediary had the Class A Shares, Class C Shares, Class I Shares, and Class N Shares of the Fund received in the reorganization automatically exchanged for Class D Shares of the Fund following the reorganization. Class A Shares and Class C Shares of the Predecessor Fund commenced operations with the Predecessor Fund’s inception on September 30, 2003. Class I Shares and Class R6 Shares of the Predecessor Fund commenced operations on April 29, 2011 and November 30, 2015, respectively. Class D Shares, Class S Shares, and Class T Shares commenced operations on June 5, 2017.

Performance of Class A Shares shown for periods prior to June 5, 2017, reflects the performance of Class A Shares of the Predecessor Fund, calculated using the fees and expenses of Class A Shares of the Predecessor Fund, in effect during the periods shown, net of any applicable fee and expense limitations or waivers.

Performance of Class C Shares shown for periods prior to June 5, 2017, reflects the performance of Class C Shares of the Predecessor Fund, calculated using the fees and expenses of Class C Shares of the Predecessor Fund, in effect during the periods shown, net of any applicable fee and expense limitations or waivers.

Performance of Class D Shares shown for periods prior to June 5, 2017, reflects the performance of Class A Shares of the Predecessor Fund, calculated using the fees and expenses of Class A Shares of the Predecessor Fund (without sales charges), net of any applicable fee and expense limitations or waivers.

Performance of Class I Shares shown for periods prior to June 5, 2017, reflects the performance of Class I Shares of the Predecessor Fund, calculated using the fees and expenses of Class I Shares of the Predecessor Fund, in effect during the periods shown, net of any applicable fee and expense limitations or waivers, except that for periods prior to April 29, 2011, performance for Class I Shares reflects the performance of Class A Shares of the Predecessor Fund, calculated using the fees and expenses of Class A Shares of the Predecessor Fund (without sales charges), net of any applicable fee and expense limitations or waivers.

Performance of Class N Shares shown for periods prior to June 5, 2017, reflects the performance of Class R6 Shares of the Predecessor Fund, calculated using the fees and expenses of Class R6 Shares of the Predecessor Fund, in effect during the periods shown, net of any applicable fee and expense limitations or waivers, except that for periods prior to November 30, 2015, performance for Class N Shares reflects the performance of Class A Shares of the Predecessor Fund, calculated using the fees and expenses of Class A Shares of the Predecessor Fund (without sales charges), net of any applicable fee and expense limitations or waivers.

Performance of Class S Shares shown for periods prior to June 5, 2017, reflects the performance of Class A Shares of the Predecessor Fund, calculated using the fees and expenses of Class A Shares of the Predecessor Fund (without sales charges), net of any applicable fee and expense limitations or waivers.

Performance of Class T Shares shown for periods prior to June 5, 2017, reflects the performance of Class A Shares of the Predecessor Fund, calculated using the fees and expenses of Class A Shares of the Predecessor Fund (without sales charges), net of any applicable fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2021 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Fund Report.”

*The Predecessor Fund’s inception date – September 30, 2003

‡ As stated in the prospectus. See Financial Highlights for actual expense ratios during the reporting period.

Janus Investment Fund	3

Janus Henderson Developed World Bond Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (7/1/21)	Ending Account Value (12/31/21)	Expenses Paid During Period (7/1/21 - 12/31/21)†	Beginning Account Value (7/1/21)	Ending Account Value (12/31/21)	Expenses Paid During Period (7/1/21 - 12/31/21)†	Net Annualized Expense Ratio (7/1/21 - 12/31/21)
Class A Shares	$1,000.00	$999.70	$4.23	$1,000.00	$1,020.97	$4.28	0.84%
Class C Shares	$1,000.00	$996.00	$7.95	$1,000.00	$1,017.24	$8.03	1.58%
Class D Shares	$1,000.00	$1,000.50	$3.43	$1,000.00	$1,021.78	$3.47	0.68%
Class I Shares	$1,000.00	$1,001.00	$2.98	$1,000.00	$1,022.23	$3.01	0.59%
Class N Shares	$1,000.00	$1,002.20	$2.73	$1,000.00	$1,022.48	$2.75	0.54%
Class S Shares	$1,000.00	$999.70	$5.29	$1,000.00	$1,019.91	$5.35	1.05%
Class T Shares	$1,000.00	$1,001.00	$3.93	$1,000.00	$1,021.27	$3.97	0.78%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

4	DECEMBER 31, 2021

Janus Henderson Developed World Bond Fund

Schedule of Investments (unaudited)

December 31, 2021

Shares or Principal Amounts			Value
Asset-Backed/Commercial Mortgage-Backed Securities– 0.2%
Tesco Property Finance 3 PLC, 5.7440%, 4/13/40((cost $7,046,874)	3,788,241	GBP	$6,598,537
Bank Loans and Mezzanine Loans– 6.8%
Basic Industry – 0.5%
Diamond BC BV, ICE LIBOR USD 3 Month + 3.0000%, 3.5000%, 9/29/28ƒ,‡	$13,800,000		13,735,278
Communications – 0.9%
Hunter Holdco 3 Ltd,
Euro Interbank Offered Rate 3 Month + 4.0000%, 4.0000%, 8/19/28‡	5,065,542	EUR	5,779,459
Hunter Holdco 3 Ltd, ICE LIBOR USD 3 Month + 4.2500%, 4.7500%, 8/19/28ƒ,‡	5,711,352		9,033,133
Lorca Finco PLC,
Euro Interbank Offered Rate 3 Month + 4.2500%, 4.2500%, 9/17/27‡	3,000,000	EUR	3,415,184
Ziggo BV, Euro Interbank Offered Rate 3 Month + 3.0000%, 3.0000%, 1/31/29‡	7,250,000	EUR	8,127,993
			26,355,769
Consumer Cyclical – 0.9%
Arches Buyer Inc, ICE LIBOR USD 1 Month + 3.2500%, 3.7500%, 12/6/27‡	9,675,567		9,621,236
Loire Finco Luxembourg,
Euro Interbank Offered Rate 12 Month + 3.0000%, 3.0000%, 4/21/27‡	2,850,000	EUR	3,172,528
Loire Finco Luxembourg, ICE LIBOR USD 1 Month + 3.2500%, 3.3543%, 4/21/27‡	4,767,852		4,720,054
Loire Finco Luxembourg, ICE LIBOR USD 1 Month + 3.7500%, 4.5000%, 4/21/27‡	2,937,604		2,926,561
Verisure Holding AB,
Euro Interbank Offered Rate 3 Month + 3.2500%, 3.2500%, 3/27/28‡	4,250,000	EUR	4,802,423
			25,242,802
Consumer Non-Cyclical – 1.8%
CAB SELAS, Euro Interbank Offered Rate 3 Month + 3.5000%, 3.5000%, 2/9/28‡	7,580,000	EUR	8,547,660
Chrome Bidco SASU,
Euro Interbank Offered Rate 3 Month + 3.7500%, 3.7500%, 5/24/28‡	6,580,000	EUR	7,481,273
IVC Acquisition Ltd,
Sterling Overnight Index Average + 4.5000%, 4.3330%, 2/13/26ƒ,‡	13,780,000	GBP	18,581,265
Mozart Borrower LP, ICE LIBOR USD 1 Month + 3.2500%, 3.7500%, 10/23/28ƒ,‡	13,800,000		13,793,928
Refresco Holding BV,
Euro Interbank Offered Rate 3 Month + 2.7500%, 2.7500%, 3/28/25‡	3,000,000	EUR	3,363,478
			51,767,604
Financial Institutions – 0.4%
Trans Union LLC, ICE LIBOR USD 3 Month + 2.2500%, 2.7500%, 12/1/28ƒ,‡	11,783,000		11,744,705
Technology – 2.3%
Acuris Finance US Inc, ICE LIBOR USD 3 Month + 4.0000%, 4.5000%, 2/16/28‡	2,568,177		2,573,673
I-Logic Technologies Bidco Ltd,
Euro Interbank Offered Rate 3 Month + 4.0000%, 4.0000%, 2/16/28‡	5,903,316	EUR	6,756,430
McAfee LLC,
Euro Interbank Offered Rate 3 Month + 3.5000%, 3.5000%, 9/30/24‡	1,138,737	EUR	1,303,316
McAfee LLC, ICE LIBOR USD 1 Month + 3.7500%, 3.9163%, 9/30/24‡	1,615,599		1,621,795
Proofpoint Inc, ICE LIBOR USD 3 Month + 3.2500%, 3.7500%, 8/31/28ƒ,‡	13,800,000		13,732,104
RealPage Inc, ICE LIBOR USD 1 Month + 3.2500%, 3.7500%, 4/24/28ƒ,‡	24,829,381		24,761,878
Tempo Acquisition LLC, ICE LIBOR USD 1 Month + 3.0000%, 3.5000%, 8/31/28ƒ,‡	13,766,044		13,800,459
			64,549,655
Total Bank Loans and Mezzanine Loans (cost $192,581,708)			193,395,813
Corporate Bonds– 52.0%
Banking – 8.1%
Barclays Bank PLC, ICE LIBOR USD 3 Month + 1.5500%, 6.2780%‡,µ	9,780,000		13,569,750
Barclays PLC, US Treasury Yield Curve Rate 5 Year + 3.4100%, 4.3750%‡,µ	13,500,000		13,223,250
Barclays PLC, USD SWAP SEMI 30/360 5YR + 4.8420%, 7.7500%‡,µ	1,500,000		1,609,680
BNP Paribas SA, 1.8750%, 12/14/27	7,000,000	GBP	9,470,884
Cooperatieve Rabobank UA, 3.7500%, 7/21/26	6,000,000		6,461,558
Cooperatieve Rabobank UA/Australia, 4.2500%, 5/12/26	2,000,000	AUD	1,585,974
Cooperatieve Radobank UA, EUR SWAP ANNUAL 5 YR + 3.7020%, 3.2500%‡,µ	6,600,000	EUR	7,696,642
Goldman Sachs Group Inc, 4.0000%, 5/2/24	5,270,000	AUD	4,042,224
ING Groep NV, US Treasury Yield Curve Rate 5 Year + 2.8620%, 4.2500%‡,µ	21,780,000		20,527,650
ING Groep NV, US Treasury Yield Curve Rate 5 Year + 4.3420%, 5.7500%‡,µ	1,916,000		2,062,095
KBC Group NV, EUR SWAP ANNUAL 5 YR + 3.5940%, 4.2500%‡,µ	8,000,000	EUR	9,585,028
Lloyds Banking Group PLC, 4.0000%, 3/7/25	4,400,000	AUD	3,384,591

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	5

Janus Henderson Developed World Bond Fund

Schedule of Investments (unaudited)

December 31, 2021

Shares or Principal Amounts			Value
Corporate Bonds– (continued)
Banking– (continued)
Lloyds Banking Group PLC, 1.8750%, 1/15/26	6,000,000	GBP	$8,174,431
Lloyds Banking Group PLC, 4.2500%, 11/22/27	2,190,000	AUD	1,724,926
Lloyds Banking Group PLC, 4.3750%, 3/22/28	$3,000,000		3,365,524
Lloyds Banking Group PLC,
UK Govt Bonds 5 Year Note Generic Bid Yield + 2.4000%, 2.7070%, 12/3/35‡	8,508,000	GBP	11,501,741
Lloyds Banking Group PLC,
US Treasury Yield Curve Rate 5 Year + 1.5000%, 3.3690%, 12/14/46‡	7,608,000		7,567,803
Lloyds Banking Group PLC, USD SWAP SEMI 30/360 5YR + 4.7600%, 7.5000%‡,µ	2,000,000		2,211,220
Lloyds Banking Group PLC, USD SWAP SEMI 30/360 5YR + 4.4960%, 7.5000%‡,µ	4,500,000		5,085,963
Nationwide Building Society, 4.0000%, 9/14/26 (144A)	9,850,000		10,575,025
Nationwide Building Society,
USD ICE SWAP 11AM NY 5 Year + 1.8490%, 4.1250%, 10/18/32 (144A)‡	10,000,000		10,660,990
Nationwide Building Society, 10.2500%‡,µ	850,000	GBP	2,179,841
Natwest Group PLC,
UK Govt Bonds 5 Year Note Generic Bid Yield + 3.9920%, 4.5000%‡,µ	9,000,000	GBP	12,118,875
Natwest Group PLC,
US Treasury Yield Curve Rate 5 Year + 5.6250%, 6.0000%‡,µ	970,000		1,061,490
Nordea Bank Abp,
US Treasury Yield Curve Rate 5 Year + 2.6020%, 3.7500% (144A)‡,µ	6,080,000		5,763,840
Royal Bank of Scotland Group PLC, 6.0000%, 12/19/23	3,500,000		3,803,254
Royal Bank of Scotland Group PLC, 5.1250%, 5/28/24	2,600,000		2,803,275
Royal Bank of Scotland Group PLC,
UK Govt Bonds 5 Year Note Generic Bid Yield + 3.5500%, 3.6220%, 8/14/30‡	11,700,000	GBP	16,474,622
Stichting AK Rabobank Certificaten, 6.5000%‡,µ	16,777,200	EUR	26,261,227
Svenska Handelsbanken AB,
US Treasury Yield Curve Rate 5 Year + 4.0480%, 4.7500%‡,µ	1,800,000		1,865,250
UBS Group AG, USD SWAP SA (VS 6M) 5Y + 4.8660%, 7.0000%‡,µ	3,730,000		4,149,625
			230,568,248
Basic Industry – 2.0%
Argentum Netherlands BV for Givaudan SA, 2.0000%, 9/17/30	3,600,000	EUR	4,568,369
Firmenich Productions SAS, 1.7500%, 4/30/30	15,030,000	EUR	18,490,580
Givaudan Finance Europe BV, 1.6250%, 4/22/32	7,330,000	EUR	9,036,053
International Flavors & Fragrances Inc, 1.8000%, 9/25/26	390,000	EUR	469,972
International Flavors & Fragrances Inc, 4.4500%, 9/26/28	1,212,000		1,372,056
International Flavors & Fragrances Inc, 2.3000%, 11/1/30 (144A)	14,284,000		14,006,379
Smurfit Kappa Treasury ULC, 1.5000%, 9/15/27	3,670,000	EUR	4,379,509
Smurfit Kappa Treasury ULC, 1.0000%, 9/22/33	1,000,000	EUR	1,110,876
Symrise AG, 1.3750%, 7/1/27	4,000,000	EUR	4,731,660
			58,165,454
Brokerage – 0.4%
Intercontinental Exchange Inc, 1.8500%, 9/15/32	7,797,000		7,473,930
LSEGA Financing PLC, 1.3750%, 4/6/26 (144A)	5,000,000		4,900,555
			12,374,485
Capital Goods – 1.8%
Ardagh Packaging Finance PLC / Ardagh Holdings USA Inc,
5.2500%, 8/15/27 (144A)	9,208,000		9,265,550
Ardagh Packaging Finance PLC / Ardagh Holdings USA Inc,
5.2500%, 8/15/27 (144A)	2,889,000		2,907,056
Ball Corp, 4.8750%, 3/15/26	1,730,000		1,905,595
Ball Corp, 2.8750%, 8/15/30	18,532,000		17,976,040
Ball Corp, 3.1250%, 9/15/31	9,203,000		9,087,962
Vertical Midco GmbH, 4.3750%, 7/15/27 (144A)	3,500,000	EUR	4,113,874
Vertical US Newco Inc, 5.2500%, 7/15/27 (144A)	2,492,000		2,619,715
Vertiv Group Corp, 4.1250%, 11/15/28 (144A)	3,256,000		3,288,560
			51,164,352
Communications – 13.8%
American Tower Corp, 3.6000%, 1/15/28	7,580,000		8,165,913
American Tower Corp, 3.8000%, 8/15/29	8,686,000		9,449,559
American Tower Corp, 2.9000%, 1/15/30	8,127,000		8,328,854

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

6	DECEMBER 31, 2021

Janus Henderson Developed World Bond Fund

Schedule of Investments (unaudited)

December 31, 2021

Shares or Principal Amounts			Value
Corporate Bonds– (continued)
Communications– (continued)
Cable One Inc, 4.0000%, 11/15/30 (144A)	$5,303,000		$5,196,940
CCO Holdings LLC / CCO Holdings Capital Corp, 5.3750%, 6/1/29 (144A)	3,068,000		3,310,786
CCO Holdings LLC / CCO Holdings Capital Corp, 4.7500%, 3/1/30 (144A)	3,159,000		3,285,360
CCO Holdings LLC / CCO Holdings Capital Corp, 4.5000%, 8/15/30 (144A)	418,000		427,693
CCO Holdings LLC / CCO Holdings Capital Corp, 4.2500%, 2/1/31 (144A)	7,968,000		8,037,959
Cellnex Finance Co SA, 3.8750%, 7/7/41 (144A)	3,385,000		3,237,143
Cellnex Telecom SA, 1.8750%, 6/26/29	17,600,000	EUR	19,846,248
Charter Communications Operating LLC / Charter Communications Operating
Capital, 4.2000%, 3/15/28	13,160,000		14,412,050
Crown Castle International Corp, 3.6500%, 9/1/27	1,883,000		2,022,844
Crown Castle International Corp, 3.8000%, 2/15/28	1,990,000		2,165,306
Crown Castle International Corp, 3.1000%, 11/15/29	5,601,000		5,848,091
Crown Castle International Corp, 3.3000%, 7/1/30	6,929,000		7,308,750
Crown Castle International Corp, 2.2500%, 1/15/31	4,508,000		4,391,917
CSC Holdings LLC, 6.5000%, 2/1/29 (144A)	900,000		963,000
CSC Holdings LLC, 4.1250%, 12/1/30 (144A)	4,201,000		4,101,226
Deutsche Telekom AG, 1.3750%, 7/5/34	7,300,000	EUR	8,728,005
Deutsche Telekom International Finance BV, 1.5000%, 4/3/28	2,800,000	EUR	3,410,784
Deutsche Telekom International Finance BV, 4.3750%, 6/21/28 (144A)	10,600,000		11,833,398
Eircom Finance DAC, 3.5000%, 5/15/26	16,775,000	EUR	19,383,019
Eircom Finance DAC, 2.6250%, 2/15/27	4,275,000	EUR	4,777,565
Front Range BidCo Inc, 4.0000%, 3/1/27 (144A)	7,400,000		7,294,698
Lamar Media Corp, 3.6250%, 1/15/31	1,541,000		1,500,626
Lorca Telecom Bondco SA, 4.0000%, 9/18/27 (144A)	2,790,000	EUR	3,227,733
Netflix Inc, 4.8750%, 4/15/28	3,176,000		3,620,640
Netflix Inc, 5.8750%, 11/15/28	12,900,000		15,512,250
Netflix Inc, 3.8750%, 11/15/29	2,980,000	EUR	4,078,034
Netflix Inc, 3.6250%, 6/15/30	6,030,000	EUR	8,169,218
Netflix Inc, 4.8750%, 6/15/30 (144A)	2,143,000		2,499,274
Orange SA, 1.0000%, 5/12/25	4,100,000	EUR	4,804,883
Orange SA, 2.0000%, 1/15/29	3,100,000	EUR	3,910,999
Orange SA, 1.3750%, 1/16/30	5,500,000	EUR	6,699,928
Orange SA, 3.2500%, 1/15/32	2,900,000	GBP	4,357,437
SBA Communications Corp, 3.1250%, 2/1/29 (144A)	5,373,000		5,158,080
Sirius XM Radio Inc, 5.0000%, 8/1/27 (144A)	2,106,000		2,188,850
Sirius XM Radio Inc, 4.0000%, 7/15/28 (144A)	10,416,000		10,474,225
Sirius XM Radio Inc, 5.5000%, 7/1/29 (144A)	6,067,000		6,537,192
Sirius XM Radio Inc, 4.1250%, 7/1/30 (144A)	6,171,000		6,171,000
Sky Ltd, 2.5000%, 9/15/26	1,015,000	EUR	1,277,149
T-Mobile USA Inc, 4.7500%, 2/1/28	933,000		981,983
T-Mobile USA Inc, 2.6250%, 2/15/29	1,794,000		1,767,090
T-Mobile USA Inc, 3.8750%, 4/15/30	9,017,000		9,862,375
Vantage Towers AG, 0.3750%, 3/31/27	4,000,000	EUR	4,489,646
Vantage Towers AG, 0.7500%, 3/31/30	7,100,000	EUR	7,948,803
Verizon Communications Inc, 4.5000%, 8/17/27	12,840,000	AUD	10,256,938
Verizon Communications Inc, 2.3500%, 3/23/28	5,000,000	AUD	3,547,210
Verizon Communications Inc, 4.0160%, 12/3/29	3,420,000		3,834,167
Verizon Communications Inc, 2.6500%, 5/6/30	7,440,000	AUD	5,210,824
Verizon Communications Inc, 2.5500%, 3/21/31	6,167,000		6,221,967
Virgin Media Finance PLC, 5.0000%, 7/15/30 (144A)	3,109,000		3,093,455
Virgin Media Secured Finance PLC, 5.2500%, 5/15/29	7,229,000	GBP	10,189,179
Virgin Media Secured Finance PLC, 4.1250%, 8/15/30 (144A)	2,500,000	GBP	3,332,521
Virgin Media Vendor Financing, 4.8750%, 7/15/28 (144A)	2,180,000	GBP	2,949,527
Virgin Media Vendor Financing Notes III DAC, 4.8750%, 7/15/28	7,960,000	GBP	10,769,834
VMED O2 UK Financing I PLC, 4.0000%, 1/31/29 (144A)	5,550,000	GBP	7,352,471
Vodafone Group PLC, 3.2500%, 12/13/22	3,600,000	AUD	2,683,287
Vodafone Group PLC, 4.3750%, 5/30/28	10,150,000		11,420,634
WMG Acquisition Corp, 2.7500%, 7/15/28 (144A)	4,310,000	EUR	5,031,096
WMG Acquisition Corp, 3.8750%, 7/15/30 (144A)	1,990,000		2,022,337

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	7

Janus Henderson Developed World Bond Fund

Schedule of Investments (unaudited)

December 31, 2021

Shares or Principal Amounts			Value
Corporate Bonds– (continued)
Communications– (continued)
WP/AP Telecom Holdings IV BV, 3.7500%, 1/15/29 (144A)	6,190,000	EUR	$7,118,891
Ziggo BV, 4.8750%, 1/15/30 (144A)	$8,200,000		8,409,920
Ziggo BV, 3.3750%, 2/28/30	6,800,000	EUR	7,547,556
			392,156,337
Consumer Cyclical – 5.5%
1011778 BC ULC / New Red Finance Inc, 3.5000%, 2/15/29 (144A)	4,633,000		4,585,280
1011778 BC ULC / New Red Finance Inc, 4.0000%, 10/15/30 (144A)	5,778,000		5,676,885
Arches Buyer Inc, 4.2500%, 6/1/28 (144A)	8,224,000		8,219,724
Arches Buyer Inc, 6.1250%, 12/1/28 (144A)	1,652,000		1,662,317
Atlas LuxCo 4 SARL / Allied Universal Holdco LLC / Allied Universal Finance Corp,
4.6250%, 6/1/28 (144A)	2,386,000		2,384,521
Atlas LuxCo 4 SARL / Allied Universal Holdco LLC / Allied Universal Finance Corp,
4.6250%, 6/1/28 (144A)	1,582,000		1,552,709
Compass Group PLC, 2.0000%, 7/3/29	5,100,000	GBP	7,118,245
Co-Operative Group Holdings 2011 Ltd, 7.5000%, 7/8/26Ç	2,800,000	GBP	4,346,251
Co-Operative Group Ltd, 5.1250%, 5/17/24	5,900,000	GBP	8,323,860
CPUK Finance Ltd, 4.8750%, 8/28/25	5,810,000	GBP	7,862,878
CPUK Finance Ltd, 6.5000%, 8/28/26	2,830,000	GBP	3,984,972
Experian Finance PLC, 4.2500%, 2/1/29 (144A)	8,562,000		9,505,372
Experian Finance PLC, 2.7500%, 3/8/30 (144A)	9,263,000		9,466,385
Experian Finance PLC, 3.2500%, 4/7/32	830,000	GBP	1,248,878
GLP Capital LP / GLP Financing II Inc, 5.7500%, 6/1/28	1,482,000		1,711,176
GLP Capital LP / GLP Financing II Inc, 3.2500%, 1/15/32	7,169,000		7,207,641
IHS Markit Ltd, 4.7500%, 2/15/25 (144A)	3,880,000		4,224,351
IHS Markit Ltd, 4.0000%, 3/1/26 (144A)	1,439,000		1,555,084
Levi Strauss & Co, 3.5000%, 3/1/31 (144A)	8,000,000		8,157,040
Service Corp International/US, 4.6250%, 12/15/27	6,882,000		7,183,087
Service Corp International/US, 5.1250%, 6/1/29	1,994,000		2,138,565
Service Corp International/US, 3.3750%, 8/15/30	9,803,000		9,622,331
Service Corporation International, 4.0000%, 5/15/31	6,752,000		6,836,400
Sodexo SA, 0.7500%, 4/14/27	380,000	EUR	443,121
Sodexo SA, 1.7500%, 6/26/28	6,400,000	GBP	8,687,698
Sodexo SA, 1.0000%, 4/27/29	5,300,000	EUR	6,278,596
Tesco Corporate Treasury Services, 2.7500%, 4/27/30	3,200,000	GBP	4,475,886
Verisure Holding AB, 3.8750%, 7/15/26 (144A)	4,760,000	EUR	5,511,983
Verisure Holding AB, 3.2500%, 2/15/27 (144A)	2,490,000	EUR	2,824,177
Verisure Midholding AB, 5.2500%, 2/15/29 (144A)	3,345,000	EUR	3,855,720
VICI Properties LP / VICI Note Co Inc, 3.7500%, 2/15/27 (144A)	707,000		730,221
			157,381,354
Consumer Non-Cyclical – 7.7%
Anheuser-Busch InBev Worldwide Inc, 4.1000%, 9/6/27	2,840,000	AUD	2,244,637
Anheuser-Busch InBev Worldwide Inc, 3.5000%, 6/1/30	3,680,000		4,033,469
Aramark Services Inc, 5.0000%, 4/1/25 (144A)	445,000		453,989
Aramark Services Inc, 5.0000%, 2/1/28 (144A)#	3,000,000		3,101,250
Avantor Funding Inc, 3.8750%, 7/15/28	4,730,000	EUR	5,600,102
Avantor Funding Inc, 3.8750%, 7/15/28 (144A)	4,590,000	EUR	5,434,348
Avantor Funding Inc, 4.6250%, 7/15/28 (144A)	6,659,000		6,942,007
Bacardi Ltd, 4.4500%, 5/15/25 (144A)	3,873,000		4,197,036
Bacardi Ltd, 4.7000%, 5/15/28 (144A)	4,806,000		5,435,496
CAB SELAS, 3.3750%, 2/1/28 (144A)	4,970,000	EUR	5,650,274
CAB SELAS, 3.3750%, 2/1/28	4,730,000	EUR	5,377,424
Catalent Pharma Solutions Inc, 3.1250%, 2/15/29 (144A)	4,016,000		3,961,382
Catalent Pharma Solutions Inc, 3.5000%, 4/1/30 (144A)	5,140,000		5,125,428
Coca-Cola Co, 3.2500%, 6/11/24	4,990,000	AUD	3,787,391
Coca-Cola Co, 2.1250%, 9/6/29	5,330,000		5,418,172
DaVita Inc, 4.6250%, 6/1/30 (144A)	3,808,000		3,898,440
Diageo Capital PLC, 1.3750%, 9/29/25	5,000,000		4,972,320
Diageo Capital PLC, 2.0000%, 4/29/30	1,709,000		1,690,946
Diageo Finance PLC, 1.7500%, 10/12/26	6,600,000	GBP	9,115,508

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	DECEMBER 31, 2021

Janus Henderson Developed World Bond Fund

Schedule of Investments (unaudited)

December 31, 2021

Shares or Principal Amounts			Value
Corporate Bonds– (continued)
Consumer Non-Cyclical– (continued)
Elanco Animal Health Inc, 5.9000%, 8/28/28	$4,920,000		$5,707,200
HCA Inc, 5.0000%, 3/15/24	67,000		72,044
HCA Inc, 5.2500%, 6/15/26	1,585,000		1,782,450
HCA Inc, 4.1250%, 6/15/29	9,349,000		10,287,418
HCA Inc, 3.5000%, 9/1/30	1,690,000		1,786,119
HCA Inc, 5.1250%, 6/15/39	5,610,000		6,908,879
Heineken NV, 3.5000%, 1/29/28 (144A)	2,320,000		2,498,235
Heineken NV, 1.5000%, 10/3/29	2,650,000	EUR	3,222,560
Heineken NV, 2.2500%, 3/30/30	1,800,000	EUR	2,313,950
Heineken NV, 2.0200%, 5/12/32	2,800,000	EUR	3,567,615
Hologic Inc, 3.2500%, 2/15/29 (144A)	9,236,000		9,236,000
IQVIA Inc, 5.0000%, 5/15/27 (144A)	4,897,000		5,069,864
Keurig Dr Pepper Inc, 4.5970%, 5/25/28	3,580,000		4,071,432
Keurig Dr Pepper Inc, 3.2000%, 5/1/30	929,000		982,123
Kimberly-Clark Corp, 3.1000%, 3/26/30	1,737,000		1,871,602
LVMH Moet Hennessy Louis Vuitton SE, 0.7500%, 5/26/24	5,000,000	EUR	5,797,289
McCormick & Co Inc/MD, 3.4000%, 8/15/27#	6,433,000		6,919,122
Mozart Debt Merger Sub Inc, 3.8750%, 4/1/29 (144A)	18,755,000		18,688,795
Nestle Finance International Ltd, 2.2500%, 11/30/23	6,600,000	GBP	9,164,291
Nestle Holdings Inc, 3.9000%, 9/24/38 (144A)	13,745,000		15,978,386
PepsiCo Inc, 2.6250%, 7/29/29	2,695,000		2,835,469
Tesco PLC, 6.1500%, 11/15/37 (144A)	2,001,000		2,599,019
Unilever PLC, 1.5000%, 7/22/26	3,700,000	GBP	5,097,371
Zoetis Inc, 3.9000%, 8/20/28	2,450,000		2,718,388
Zoetis Inc, 2.0000%, 5/15/30	4,547,000		4,482,227
			220,097,467
Government Sponsored – 1.2%
Kreditanstalt fuer Wiederaufbau, 3.2000%, 9/11/26	30,000,000	AUD	23,254,059
Kreditanstalt fuer Wiederaufbau, 3.2000%, 3/15/28	13,660,000	AUD	10,628,714
			33,882,773
Insurance – 3.7%
Allianz SE,
US Treasury Yield Curve Rate 5 Year + 2.1650%, 3.2000% (144A)‡,µ	13,600,000		13,056,000
Anthem Inc, 2.2500%, 5/15/30	2,905,000		2,894,629
Aviva PLC,
UK Govt Bonds 5 Year Note Generic Bid Yield + 4.7000%, 4.0000%, 6/3/55‡	2,320,000	GBP	3,381,022
AXA SA, SONIA Interest Rate Benchmark + 3.2700%, 5.6250%, 1/16/54‡	1,530,000	GBP	2,529,923
BUPA Finance PLC, 5.0000%, 12/8/26	8,200,000	GBP	12,521,066
BUPA Finance PLC, 4.1250%, 6/14/35	13,150,000	GBP	19,740,529
BUPA Finance PLC,
UK Govt Bonds 5 Year Note Generic Bid Yield + 3.1700%, 4.0000%‡,µ	8,352,000	GBP	10,852,412
Centene Corp, 3.0000%, 10/15/30	3,876,000		3,939,993
Centene Corp, 2.5000%, 3/1/31	14,398,000		14,016,669
Centene Corp, 2.6250%, 8/1/31	11,472,000		11,242,560
Legal & General Group PLC,
UK Govt Bonds 5 Year Note Generic Bid Yield + 5.2500%, 4.5000%, 11/1/50‡	920,000	GBP	1,370,370
Phoenix Group Holdings PLC, 4.1250%, 7/20/22	1,600,000	GBP	2,199,552
Phoenix Group Holdings PLC, 6.6250%, 12/18/25	2,412,000	GBP	3,780,793
Scottish Widows Ltd, 5.5000%, 6/16/23	2,500,000	GBP	3,563,227
Scottish Widows Ltd, 7.0000%, 6/16/43	612,000	GBP	1,268,020
			106,356,765
Real Estate Investment Trusts (REITs) – 0.3%
Digital Intrepid Holdings BV, 0.6250%, 7/15/31	4,710,000	EUR	5,055,774
Digital Realty Trust LP, 4.7500%, 10/1/25	1,900,000		2,103,344
			7,159,118
Supranational – 0.9%
European Investment Bank, 2.7000%, 1/12/23	10,000,000	AUD	7,440,901
European Investment Bank, 3.2500%, 1/29/24	17,000,000		17,845,514
			25,286,415

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

Janus Henderson Developed World Bond Fund

Schedule of Investments (unaudited)

December 31, 2021

Shares or Principal Amounts			Value
Corporate Bonds– (continued)
Technology – 6.6%
Apple Inc, 2.4000%, 5/3/23	$16,750,000		$17,149,422
Autodesk Inc, 2.8500%, 1/15/30	10,745,000		11,090,110
CrowdStrike Holdings Inc, 3.0000%, 2/15/29	5,781,000		5,708,737
DELL International LLC / EMC Corp, 6.0200%, 6/15/26	9,310,000		10,760,977
DELL International LLC / EMC Corp, 6.2000%, 7/15/30	2,990,000		3,772,989
Equinix Inc, 3.2000%, 11/18/29	9,789,000		10,289,099
Experian Finance PLC, 2.1250%, 9/27/24	3,500,000	GBP	4,822,405
Fiserv Inc, 2.2500%, 7/1/25	1,310,000	GBP	1,818,186
Fiserv Inc, 3.5000%, 7/1/29	6,240,000		6,710,748
Fiserv Inc, 1.6250%, 7/1/30	3,470,000	EUR	4,176,664
Gartner Inc, 3.7500%, 10/1/30 (144A)	4,237,000		4,331,909
Iron Mountain Inc, 4.8750%, 9/15/29 (144A)	4,374,000		4,527,003
Iron Mountain Inc, 4.5000%, 2/15/31 (144A)	1,872,000		1,892,012
MSCI Inc, 4.0000%, 11/15/29 (144A)	2,026,000		2,117,170
MSCI Inc, 3.6250%, 9/1/30 (144A)	4,953,000		5,064,442
MSCI Inc, 3.8750%, 2/15/31 (144A)	1,782,000		1,855,507
MSCI Inc, 3.6250%, 11/1/31 (144A)	6,702,000		6,953,325
NVIDIA Corp, 0.5840%, 6/14/24	7,000,000		6,935,278
NVIDIA Corp, 3.2000%, 9/16/26	1,627,000		1,747,378
NVIDIA Corp, 1.5500%, 6/15/28	7,000,000		6,944,126
NVIDIA Corp, 2.0000%, 6/15/31	14,000,000		13,926,594
PayPal Holdings Inc, 2.8500%, 10/1/29	2,440,000		2,567,935
salesforce.com Inc, 3.7000%, 4/11/28	2,252,000		2,498,891
salesforce.com Inc, 1.9500%, 7/15/31	6,764,000		6,700,703
Square Inc, 3.5000%, 6/1/31 (144A)	13,895,000		14,242,375
VMware Inc, 4.5000%, 5/15/25	4,100,000		4,464,636
VMware Inc, 1.4000%, 8/15/26	2,245,000		2,206,344
VMware Inc, 3.9000%, 8/21/27	4,698,000		5,114,747
VMware Inc, 4.7000%, 5/15/30	14,565,000		16,951,592
			187,341,304
Total Corporate Bonds (cost $1,451,321,912)			1,481,934,072
Foreign Government Bonds– 28.2%
Australia Government Bond, 2.7500%, 4/21/24	53,129,000	AUD	40,534,634
Australia Government Bond, 0.2500%, 11/21/24	105,000,000	AUD	74,934,359
Australia Government Bond, 0.2500%, 11/21/25	55,500,000	AUD	38,876,265
Australia Government Bond, 3.2500%, 4/21/29	54,000,000	AUD	43,914,773
Australia Government Bond, 1.0000%, 11/21/31	40,000,000	AUD	27,350,797
Canadian Government Bond, 0.2500%, 8/1/22	35,000,000	CAD	27,636,108
Canadian Government Bond, 1.7500%, 3/1/23	65,000,000	CAD	51,958,733
Federal Republic of Germany Bond, 0%, 10/9/26	82,000,000	EUR	95,389,889
Federal Republic of Germany Bond, 0%, 2/15/31	30,000,000	EUR	34,843,004
Japan Government Five Year Bond, 0.0050%, 6/20/26	5,000,000,000	JPY	43,640,988
New Zealand Government Bond, 2.7500%, 4/15/25	33,000,000	NZD	23,026,627
New Zealand Government Bond, 0.5000%, 5/15/26	60,000,000	NZD	38,170,203
New Zealand Government Bond, 3.0000%, 4/20/29	20,000,000	NZD	14,342,994
New Zealand Government Bond, 1.5000%, 5/15/31	33,000,000	NZD	21,004,740
Sweden Government Bond, 1.0000%, 11/12/26	810,000,000	SEK	93,770,973
United Kingdom Gilt, 0.5000%, 7/22/22	99,000,000	GBP	134,271,187
Total Foreign Government Bonds (cost $817,853,331)			803,666,274
United States Treasury Notes/Bonds– 6.3%
1.6250%, 11/15/22	30,000,000		30,321,093
1.2500%, 11/30/26	150,000,000		149,852,576
Total United States Treasury Notes/Bonds (cost $180,741,592)			180,173,669
Investment Companies– 8.4%
Money Markets – 8.4%
Janus Henderson Cash Liquidity Fund LLC, 0.0570%ºº,£((cost $240,490,440)	240,467,795		240,491,842

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	DECEMBER 31, 2021

Janus Henderson Developed World Bond Fund

Schedule of Investments (unaudited)

December 31, 2021

Shares or Principal Amounts		Value
Investments Purchased with Cash Collateral from Securities Lending– 0%
Investment Companies – 0%
Janus Henderson Cash Collateral Fund LLC, 0%ºº,£	736,958	$736,958
Time Deposits – 0%
Royal Bank of Canada, 0.0400%, 1/3/22	$184,240	184,240
Total Investments Purchased with Cash Collateral from Securities Lending (cost $921,198)		921,198
Total Investments (total cost $2,890,957,055) – 101.9%		2,907,181,405
Liabilities, net of Cash, Receivables and Other Assets – (1.9)%		(53,798,413)
Net Assets – 100%		$2,853,382,992

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$1,237,503,789	42.6%
United Kingdom	513,907,127	17.7
Australia	225,610,828	7.8
Germany	225,047,551	7.7
Sweden	112,630,526	3.9
Netherlands	110,765,344	3.8
New Zealand	96,544,564	3.3
Canada	89,857,006	3.1
France	80,037,389	2.7
Switzerland	45,408,918	1.6
Japan	43,640,988	1.5
Ireland	43,370,330	1.5
Spain	26,311,124	0.9
Supranational	25,286,415	0.9
Belgium	15,863,134	0.5
Bermuda	9,632,532	0.3
Finland	5,763,840	0.2

Total	$2,907,181,405	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	11

Janus Henderson Developed World Bond Fund

Schedule of Investments (unaudited)

December 31, 2021

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Value at 12/31/21
Investment Companies - 8.4%
Money Markets - 8.4%
Janus Henderson Cash Liquidity Fund LLC, 0.0570%ºº	$80,027	$-	$-	$240,491,842
Investments Purchased with Cash Collateral from Securities Lending - 0.0%
Investment Companies - 0.0%
Janus Henderson Cash Collateral Fund LLC, 0%ºº	2,036∆	-	-	736,958
Total Affiliated Investments - 8.4%	$82,063	$-	$-	$241,228,800

	Value at 6/30/21	Purchases	Sales Proceeds	Value at 12/31/21
Investment Companies - 8.4%
Money Markets - 8.4%
Janus Henderson Cash Liquidity Fund LLC, 0.0570%ºº	192,922,122	886,578,985	(839,009,265)	240,491,842
Investments Purchased with Cash Collateral from Securities Lending - 0.0%
Investment Companies - 0.0%
Janus Henderson Cash Collateral Fund LLC, 0%ºº	3,924,662	136,075,640	(139,263,344)	736,958

Schedule of Forward Foreign Currency Exchange Contracts

Counterparty/ Foreign Currency	Settlement Date	Foreign Currency Amount (Sold)/ Purchased	USD Currency Amount (Sold)/ Purchased	Market Value and Unrealized Appreciation/ (Depreciation)
BNP Paribas:
Australian Dollar	1/25/22	(424,772,600)	$303,045,761	$(5,956,424)
British Pound	1/25/22	605,809	(801,292)	18,485
British Pound	1/25/22	(289,932,728)	385,075,575	(7,259,714)
Canadian Dollar	1/25/22	(95,434,389)	74,208,365	(1,246,228)
Euro	1/25/22	1,187,147	(1,345,791)	6,296
Euro	1/25/22	(403,968,613)	456,023,424	(4,072,261)
Japanese Yen	1/25/22	(5,024,391,435)	44,215,890	520,269
New Zealand Dollar	1/25/22	(144,627,629)	97,607,577	(1,384,941)
Swedish Krona	1/25/22	(842,513,662)	92,459,208	(835,761)
Total				$(20,210,279)

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

12	DECEMBER 31, 2021

Janus Henderson Developed World Bond Fund

Schedule of Investments (unaudited)

December 31, 2021

Schedule of Futures

Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation/(Depreciation)
Futures Sold:
10 Year US Treasury Note	455	3/31/22	$(59,363,281)	$(611,401)
Ultra 10-Year Treasury Note	1,144	3/31/22	(167,524,500)	(2,750,705)
US Treasury Long Bond	264	3/31/22	(42,355,500)	(594,000)
Total				$(3,956,106)

The following table, grouped by derivative type, provides information about the fair value and location of derivatives within the Statement of Assets and Liabilities as of December 31, 2021.

Fair Value of Derivative Instruments (not accounted for as hedging instruments) as of December 31, 2021

	Currency Contracts	Interest Rate Contracts	Total
Asset Derivatives:
Forward foreign currency exchange contracts	$ 545,050	$ -	$ 545,050

Liability Derivatives:
Forward foreign currency exchange contracts	$20,755,329	$ -	$20,755,329
*Futures contracts	-	3,956,106	$ 3,956,106

Total Liability Derivatives	$20,755,329	$ 3,956,106	$24,711,435

*The fair value presented includes net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps. In the Statement of Assets and Liabilities, only current day's variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in total distributable earnings (loss).

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	13

Janus Henderson Developed World Bond Fund

Schedule of Investments (unaudited)

December 31, 2021

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the period ended December 31, 2021.

The effect of Derivative Instruments (not accounted for as hedging instruments) on the Statement of Operations for the period ended December 31, 2021

Amount of Realized Gain/(Loss) Recognized on Derivatives
Derivative	Credit Contracts	Currency Contracts	Interest Rate Contracts	Total
Futures contracts	$ -	$ -	$19,860,575	$ 19,860,575
Forward foreign currency exchange contracts	-	93,231,995	-	$ 93,231,995
Swap contracts	(501,436)	-	-	$ (501,436)

Total	$(501,436)	$ 93,231,995	$19,860,575	$112,591,134

Amount of Change in Unrealized Appreciation/Depreciation Recognized on Derivatives
Derivative	Credit Contracts	Currency Contracts	Interest Rate Contracts	Total
Futures contracts	$ -	$ -	$ (7,621,455)	$ (7,621,455)
Forward foreign currency exchange contracts	-	(49,786,955)	-	$ (49,786,955)
Swap contracts	179,091	-	-	$ 179,091

Total	$ 179,091	$(49,786,955)	$ (7,621,455)	$ (57,229,319)

Please see the "Net Realized Gain/(Loss) on Investments" and "Change in Unrealized Net Appreciation/Depreciation" sections of the Fund’s Statement of Operations.

Average Ending Monthly Value of Derivative Instruments During the Period Ended December 31, 2021

Value*
Credit default swaps, buy protection	$ (683)
Forward foreign currency exchange contracts, purchased	33,022,868
Forward foreign currency exchange contracts, sold	1,486,904,580
Futures contracts, purchased	63,375,545
Futures contracts, sold	194,241,553

* Forward foreign currency exchange contracts are reported as the average ending monthly currency amount purchased or sold. Futures contracts and centrally-cleared swaps are reported as the average ending monthly notional value. Options are reported as the average ending monthly market value.

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

14	DECEMBER 31, 2021

Janus Henderson Developed World Bond Fund

Notes to Schedule of Investments and Other Information (unaudited)

Bloomberg Global Aggregate Credit Index (USD Hedged)	Bloomberg Global Aggregate Credit Index (USD Hedged) measures the credit sector of the global investment grade fixed-rate bond market, including corporate, government and agency securities.

ICE	Intercontinental Exchange
LIBOR	London Interbank Offered Rate
LLC	Limited Liability Company
LP	Limited Partnership
PLC	Public Limited Company
SONIA	Sterling Overnight Interbank Average Rate
ULC	Unlimited Liability Company

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Unless otherwise noted, these securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the period ended December 31, 2021 is $413,577,780, which represents 14.5% of net assets.

ƒ

All or a portion of this position is not funded, or has been purchased on a delayed delivery or when-issued basis. If applicable, interest rates will be determined and interest will begin to accrue at a future date. See Notes to Financial Statements.

‡

Variable or floating rate security. Rate shown is the current rate as of December 31, 2021. Certain variable rate securities are not based on a published reference rate and spread; they are determined by the issuer or agent and current market conditions. Reference rate is as of reset date and may vary by security, which may not indicate a reference rate and/or spread in their description.

ºº	Rate shown is the 7-day yield as of December 31, 2021.
#	Loaned security; a portion of the security is on loan at December 31, 2021.
µ	Perpetual security. Perpetual securities have no stated maturity date, but they may be called/redeemed by the issuer. The date indicated, if any, represents the next call date.
Ç	Step bond. The coupon rate will increase or decrease periodically based upon a predetermined schedule. The rate shown reflects the current rate.
£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

∆	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

Janus Investment Fund	15

Janus Henderson Developed World Bond Fund

Notes to Schedule of Investments and Other Information (unaudited)

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of December 31, 2021. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments In Securities:
Asset-Backed/Commercial Mortgage-Backed Securities	$-	$6,598,537	$-
Bank Loans and Mezzanine Loans	-	193,395,813	-
Corporate Bonds	-	1,481,934,072	-
Foreign Government Bonds	-	803,666,274	-
United States Treasury Notes/Bonds	-	180,173,669	-
Investment Companies	-	240,491,842	-
Investments Purchased with Cash Collateral from Securities Lending	-	921,198	-
Total Investments in Securities	$-	$2,907,181,405	$-
Other Financial Instruments(a):
Forward Foreign Currency Exchange Contracts	-	545,050	-
Total Assets	$-	$2,907,726,455	$-
Liabilities
Other Financial Instruments(a):
Forward Foreign Currency Exchange Contracts	$-	$20,755,329	$-
Variation Margin Payable on Futures Contracts	480,813	-	-
Total Liabilities	$480,813	$20,755,329	$-

(a)

Other financial instruments include forward foreign currency exchange, futures, written options, written swaptions, and swap contracts. Forward foreign currency exchange contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract's value from trade date. Futures, certain written options on futures, and centrally cleared swap contracts are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. Written options, written swaptions, and other swap contracts are reported at their market value at measurement date.

16	DECEMBER 31, 2021

Janus Henderson Developed World Bond Fund

Statement of Assets and Liabilities (unaudited)

December 31, 2021

See footnotes at the end of the Statement.

Assets:
Unaffiliated investments, at value (cost $2,649,729,657)(1)	$2,665,952,605
Affiliated investments, at value (cost $241,227,398)	241,228,800
Cash	190,014
Deposits with brokers for futures	4,637,561
Forward foreign currency exchange contracts	545,050
Cash denominated in foreign currency (cost $238,066)	238,066
Non-interested Trustees' deferred compensation	74,257
Receivables:
Interest	15,710,535
Fund shares sold	8,485,517
Investments sold	1,779,107
Dividends from affiliates	16,542
Foreign tax reclaims	880
Other assets	3,391,443
Total Assets	2,942,250,377
Liabilities:
Collateral for securities loaned (Note 3)	921,198
Forward foreign currency exchange contracts	20,755,329
Variation margin payable on futures contracts	480,813
Payables:	—
Investments purchased	56,607,124
Fund shares repurchased	7,694,464
Advisory fees	1,149,190
Transfer agent fees and expenses	420,399
Dividends	277,679
Non-interested Trustees' deferred compensation fees	74,257
12b-1 Distribution and shareholder servicing fees	58,463
Professional fees	39,551
Custodian fees	39,026
Affiliated fund administration fees payable	6,376
Non-interested Trustees' fees and expenses	599
Accrued expenses and other payables	342,917
Total Liabilities	88,867,385
Net Assets	$2,853,382,992

See Notes to Financial Statements.

Janus Investment Fund	17

Janus Henderson Developed World Bond Fund

Statement of Assets and Liabilities (unaudited)

December 31, 2021

Net Assets Consist of:
Capital (par value and paid-in surplus)	$2,838,041,105
Total distributable earnings (loss)	15,341,887
Total Net Assets	$2,853,382,992
Net Assets - Class A Shares	$116,230,936
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	11,762,975
Net Asset Value Per Share(2)	$9.88
Maximum Offering Price Per Share(3)	$10.37
Net Assets - Class C Shares	$35,673,705
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	3,636,050
Net Asset Value Per Share(2)	$9.81
Net Assets - Class D Shares	$37,008,957
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	3,747,129
Net Asset Value Per Share	$9.88
Net Assets - Class I Shares	$2,458,416,353
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	249,678,617
Net Asset Value Per Share	$9.85
Net Assets - Class N Shares	$91,309,438
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	9,271,023
Net Asset Value Per Share	$9.85
Net Assets - Class S Shares	$737,091
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	74,713
Net Asset Value Per Share	$9.87
Net Assets - Class T Shares	$114,006,512
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	11,551,438
Net Asset Value Per Share	$9.87

(1) Includes $883,952 of securities on loan. See Note 3 in Notes to Financial Statements.

(2) Redemption price per share may be reduced for any applicable contingent deferred sales charge.

(3) Maximum offering price is computed at 100/95.25 of net asset value.

See Notes to Financial Statements.

18	DECEMBER 31, 2021

Janus Henderson Developed World Bond Fund

Statement of Operations (unaudited)

For the period ended December 31, 2021

Investment Income:
Interest	$27,730,406
Dividends from affiliates	80,027
Affiliated securities lending income, net	2,036
Unaffiliated securities lending income, net	123
Other income	254,931
Total Investment Income	28,067,523
Expenses:
Advisory fees	6,846,690
12b-1 Distribution and shareholder servicing fees:
Class A Shares	149,542
Class C Shares	183,393
Class S Shares	656
Transfer agent administrative fees and expenses:
Class D Shares	21,862
Class S Shares	737
Class T Shares	150,556
Transfer agent networking and omnibus fees:
Class A Shares	71,476
Class C Shares	12,827
Class I Shares	1,149,637
Other transfer agent fees and expenses:
Class A Shares	3,265
Class C Shares	827
Class D Shares	3,409
Class I Shares	48,799
Class N Shares	1,846
Class S Shares	10
Class T Shares	733
Registration fees	83,416
Custodian fees	74,748
Shareholder reports expense	59,364
Affiliated fund administration fees	34,499
Professional fees	34,203
Non-interested Trustees’ fees and expenses	24,205
Other expenses	126,730
Total Expenses	9,083,430
Less: Excess Expense Reimbursement and Waivers	(599,924)
Net Expenses	8,483,506
Net Investment Income/(Loss)	19,584,017

See Notes to Financial Statements.

Janus Investment Fund	19

Janus Henderson Developed World Bond Fund

Statement of Operations (unaudited)

For the period ended December 31, 2021

Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	$12,896,822
Forward foreign currency exchange contracts	93,231,995
Futures contracts	19,860,575
Swap contracts	(501,436)
Total Net Realized Gain/(Loss) on Investments	125,487,956
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation	(83,751,565)
Forward foreign currency exchange contracts	(49,786,955)
Futures contracts	(7,621,455)
Swap contracts	179,091
Total Change in Unrealized Net Appreciation/Depreciation	(140,980,884)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$4,091,089

See Notes to Financial Statements.

20	DECEMBER 31, 2021

Janus Henderson Developed World Bond Fund

Statements of Changes in Net Assets

	Period ended December 31, 2021 (unaudited)	Year ended June 30, 2021

Operations:
Net investment income/(loss)	$19,584,017	$39,812,295
Net realized gain/(loss) on investments	125,487,956	(34,196,564)
Change in unrealized net appreciation/depreciation	(140,980,884)	73,455,568
Net Increase/(Decrease) in Net Assets Resulting from Operations	4,091,089	79,071,299
Dividends and Distributions to Shareholders:
Class A Shares	(675,019)	(4,193,238)
Class C Shares	(77,034)	(1,436,555)
Class D Shares	(254,147)	(2,003,163)
Class I Shares	(16,565,698)	(79,060,449)
Class N Shares	(589,028)	(2,330,650)
Class S Shares	(2,835)	(20,071)
Class T Shares	(704,850)	(5,896,176)
Net Decrease from Dividends and Distributions to Shareholders	(18,868,611)	(94,940,302)
Capital Share Transactions:
Class A Shares	108,590	58,458,767
Class C Shares	(1,099,144)	(605,785)
Class D Shares	(2,023,965)	9,490,073
Class I Shares	319,821,342	815,113,216
Class N Shares	21,997,670	38,474,230
Class S Shares	212,803	309,474
Class T Shares	(3,943,431)	19,659,990
Net Increase/(Decrease) from Capital Share Transactions	335,073,865	940,899,965
Net Increase/(Decrease) in Net Assets	320,296,343	925,030,962
Net Assets:
Beginning of period	2,533,086,649	1,608,055,687
End of period	$2,853,382,992	$2,533,086,649

See Notes to Financial Statements.

Janus Investment Fund	21

Janus Henderson Developed World Bond Fund

Financial Highlights

Class A Shares
For a share outstanding during the period end December 31, 2021 (unaudited) and the year or period ended June 30	2021	2021	2020	2019	2018	2017(1)
Net Asset Value, Beginning of Period	$9.93	$9.94	$9.69	$9.35	$9.46	$9.34
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.06	0.17	0.14	0.18	0.21	0.26
Net realized and unrealized gain/(loss)	(0.05)	0.26	0.44	0.58	(0.12)	0.11
Total from Investment Operations	0.01	0.43	0.58	0.76	0.09	0.37
Less Dividends and Distributions:
Dividends (from net investment income)	(0.06)	(0.44)	(0.30)	(0.42)	(0.20)	(0.12)
Distributions (from capital gains)	—	—	(0.03)	—	—	—
Return of capital	—	—	—	—	—	(0.13)
Total Dividends and Distributions	(0.06)	(0.44)	(0.33)	(0.42)	(0.20)	(0.25)
Net Asset Value, End of Period	$9.88	$9.93	$9.94	$9.69	$9.35	$9.46
Total Return*	0.07%	4.30%	6.07%	8.48%	0.99%	3.99%
Net Assets, End of Period (in thousands)	$116,231	$116,629	$59,079	$51,463	$40,600	$43,047
Average Net Assets for the Period (in thousands)	$117,395	$94,430	$59,858	$43,495	$43,700	$60,131
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.91%	0.92%	0.94%	0.99%	0.98%	1.01%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.84%	0.83%	0.90%	0.99%	0.98%	1.01%
Ratio of Net Investment Income/(Loss)	1.21%	1.69%	1.45%	1.98%	2.23%	2.99%
Portfolio Turnover Rate	40%	37%	88%	42%	125%	112%

Class C Shares
For a share outstanding during the period end December 31, 2021 (unaudited) and the year or period ended June 30	2021	2021	2020	2019	2018	2017(1)
Net Asset Value, Beginning of Period	$9.85	$9.87	$9.63	$9.30	$9.41	$9.29
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.02	0.10	0.07	0.12	0.14	0.19
Net realized and unrealized gain/(loss)	(0.04)	0.24	0.43	0.57	(0.12)	0.11
Total from Investment Operations	(0.02)	0.34	0.50	0.69	0.02	0.30
Less Dividends and Distributions:
Dividends (from net investment income)	(0.02)	(0.36)	(0.23)	(0.36)	(0.13)	(0.08)
Distributions (from capital gains)	—	—	(0.03)	—	—	—
Return of capital	—	—	—	—	—	(0.10)
Total Dividends and Distributions	(0.02)	(0.36)	(0.26)	(0.36)	(0.13)	(0.18)
Net Asset Value, End of Period	$9.81	$9.85	$9.87	$9.63	$9.30	$9.41
Total Return*	(0.20)%	3.47%	5.26%	7.67%	0.25%	3.31%
Net Assets, End of Period (in thousands)	$35,674	$36,918	$37,641	$37,165	$40,085	$39,923
Average Net Assets for the Period (in thousands)	$36,831	$38,596	$37,191	$36,574	$39,996	$46,079
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.60%	1.60%	1.64%	1.72%	1.72%	1.77%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.58%	1.55%	1.62%	1.72%	1.72%	1.77%
Ratio of Net Investment Income/(Loss)	0.47%	0.99%	0.74%	1.27%	1.48%	2.22%
Portfolio Turnover Rate	40%	37%	88%	42%	125%	112%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from August 1, 2016 through June 30, 2017. The Fund changed its fiscal year end from July 31 to June 30.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

22	DECEMBER 31, 2021

Janus Henderson Developed World Bond Fund

Financial Highlights

Class A Shares
For a share outstanding during the year or period ended July 31	2016
Net Asset Value, Beginning of Period	$9.09
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.25
Net realized and unrealized gain/(loss)	0.24
Total from Investment Operations	0.49
Less Dividends and Distributions:
Dividends (from net investment income)	(0.24)
Total Dividends and Distributions	(0.24)
Net Asset Value, End of Period	$9.34
Total Return*	5.46%
Net Assets, End of Period (in thousands)	$66,863
Average Net Assets for the Period (in thousands)	$47,477
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.04%(2)
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.04%(2)
Ratio of Net Investment Income/(Loss)	2.72%(3)
Portfolio Turnover Rate	110%

Class C Shares
For a share outstanding during the year or period ended July 31	2016
Net Asset Value, Beginning of Period	$9.04
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.18
Net realized and unrealized gain/(loss)	0.24
Total from Investment Operations	0.42
Less Dividends and Distributions:
Dividends (from net investment income)	(0.17)
Total Dividends and Distributions	(0.17)
Net Asset Value, End of Period	$9.29
Total Return*	4.70%
Net Assets, End of Period (in thousands)	$50,531
Average Net Assets for the Period (in thousands)	$40,443
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.80%(2)
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.80%(2)
Ratio of Net Investment Income/(Loss)	1.98%(3)
Portfolio Turnover Rate	110%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) The Ratio of Gross Expenses and Ratio of Net Expenses (After Waivers and Expense Offsets) include a reimbursement of prior period custodian out-of-pocket expenses. The Ratio of Gross Expenses and Ratio of Net Expenses (After Waivers and Expense Offsets) would have been 0.01% higher had the custodian not reimbursed the Fund.

(3) The Ratio of Net Investment Income/(Loss) include a reimbursement of prior period custodian out-of-pocket expenses. The Ratio of Net Investment Income/(Loss) would have been 0.01% lower had the custodian not reimbursed the Fund.

See Notes to Financial Statements.

Janus Investment Fund	23

Janus Henderson Developed World Bond Fund

Financial Highlights

Class D Shares
For a share outstanding during the period ended December 31, 2021 (unaudited) and the year or period ended June 30	2021	2021	2020	2019	2018	2017(1)
Net Asset Value, Beginning of Period	$9.92	$9.93	$9.69	$9.34	$9.45	$9.49
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.07	0.19	0.16	0.20	0.22	0.02
Net realized and unrealized gain/(loss)	(0.04)	0.25	0.43	0.59	(0.11)	(0.03)
Total from Investment Operations	0.03	0.44	0.59	0.79	0.11	(0.01)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.07)	(0.45)	(0.32)	(0.44)	(0.22)	(0.01)
Distributions (from capital gains)	—	—	(0.03)	—	—	—
Return of capital	—	—	—	—	—	(0.02)
Total Dividends and Distributions	(0.07)	(0.45)	(0.35)	(0.44)	(0.22)	(0.03)
Net Asset Value, End of Period	$9.88	$9.92	$9.93	$9.69	$9.34	$9.45
Total Return*	0.25%	4.43%	6.17%	8.78%	1.17%	(0.09)%
Net Assets, End of Period (in thousands)	$37,009	$39,211	$30,219	$16,056	$8,848	$450
Average Net Assets for the Period (in thousands)	$38,939	$42,506	$21,662	$10,281	$6,302	$270
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.68%	0.70%	0.75%	0.86%	0.79%	0.90%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.68%	0.69%	0.73%	0.81%	0.79%	0.89%
Ratio of Net Investment Income/(Loss)	1.37%	1.86%	1.65%	2.13%	2.39%	3.54%
Portfolio Turnover Rate	40%	37%	88%	42%	125%	112%

Class I Shares
For a share outstanding during the period end December 31, 2021 (unaudited) and the year or period ended June 30	2021	2021	2020	2019	2018	2017(3)
Net Asset Value, Beginning of Period	$9.89	$9.91	$9.66	$9.32	$9.43	$9.31
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.07	0.19	0.17	0.21	0.23	0.27
Net realized and unrealized gain/(loss)	(0.04)	0.25	0.43	0.58	(0.11)	0.12
Total from Investment Operations	0.03	0.44	0.60	0.79	0.12	0.39
Less Dividends and Distributions:
Dividends (from net investment income)	(0.07)	(0.46)	(0.32)	(0.45)	(0.23)	(0.12)
Distributions (from capital gains)	—	—	(0.03)	—	—	—
Return of capital	—	—	—	—	—	(0.15)
Total Dividends and Distributions	(0.07)	(0.46)	(0.35)	(0.45)	(0.23)	(0.27)
Net Asset Value, End of Period	$9.85	$9.89	$9.91	$9.66	$9.32	$9.43
Total Return*	0.30%	4.46%	6.36%	8.77%	1.25%	4.26%
Net Assets, End of Period (in thousands)	$2,458,416	$2,151,534	$1,348,740	$948,619	$659,214	$333,853
Average Net Assets for the Period (in thousands)	$2,314,460	$1,744,298	$1,202,926	$732,591	$496,179	$326,067
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.64%	0.65%	0.68%	0.74%	0.72%	0.76%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.59%	0.58%	0.65%	0.74%	0.72%	0.76%
Ratio of Net Investment Income/(Loss)	1.47%	1.94%	1.71%	2.23%	2.47%	3.21%
Portfolio Turnover Rate	40%	37%	88%	42%	125%	112%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from June 5, 2017 (inception date) through June 30, 2017.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

(3) Period from August 1, 2016 through June 30, 2017. The Fund changed its fiscal year end from July 31 to June 30.

See Notes to Financial Statements.

24	DECEMBER 31, 2021

Janus Henderson Developed World Bond Fund

Financial Highlights

Class I Shares
For a share outstanding during the year or period ended July 31	2016
Net Asset Value, Beginning of Period	$9.06
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.27
Net realized and unrealized gain/(loss)	0.23
Total from Investment Operations	0.50
Less Dividends and Distributions:
Dividends (from net investment income)	(0.25)
Total Dividends and Distributions	(0.25)
Net Asset Value, End of Period	$9.31
Total Return*	5.70%
Net Assets, End of Period (in thousands)	$323,462
Average Net Assets for the Period (in thousands)	$227,875
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.79%(2)
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.79%(2)
Ratio of Net Investment Income/(Loss)	2.96%(3)
Portfolio Turnover Rate	110%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) The Ratio of Gross Expenses and Ratio of Net Expenses (After Waivers and Expense Offsets) include a reimbursement of prior period custodian out-of-pocket expenses. The Ratio of Gross Expenses and Ratio of Net Expenses (After Waivers and Expense Offsets) would have been 0.01% higher had the custodian not reimbursed the Fund.

(3) The Ratio of Net Investment Income/(Loss) include a reimbursement of prior period custodian out-of-pocket expenses. The Ratio of Net Investment Income/(Loss) would have been 0.01% lower had the custodian not reimbursed the Fund.

See Notes to Financial Statements.

Janus Investment Fund	25

Janus Henderson Developed World Bond Fund

Financial Highlights

Class N Shares
For a share outstanding during the period ended December 31, 2021 (unaudited) and the year ended June 30	2021	2021	2020	2019	2018	2017(1)
Net Asset Value, Beginning of Period	$9.90	$9.91	$9.67	$9.32	$9.44	$9.32
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.08	0.19	0.18	0.21	0.23	0.28
Net realized and unrealized gain/(loss)	(0.06)	0.26	0.42	0.59	(0.12)	0.11
Total from Investment Operations	0.02	0.45	0.60	0.80	0.11	0.39
Less Dividends and Distributions:
Dividends (from net investment income)	(0.07)	(0.46)	(0.33)	(0.45)	(0.23)	(0.12)
Distributions (from capital gains)	—	—	(0.03)	—	—	—
Return of capital	—	—	—	—	—	(0.15)
Total Dividends and Distributions	(0.07)	(0.46)	(0.36)	(0.45)	(0.23)	(0.27)
Net Asset Value, End of Period	$9.85	$9.90	$9.91	$9.67	$9.32	$9.44
Total Return*	0.22%	4.58%	6.32%	8.94%	1.19%	4.31%
Net Assets, End of Period (in thousands)	$91,309	$69,800	$31,829	$5,789	$4,168	$1,340
Average Net Assets for the Period (in thousands)	$79,963	$50,273	$19,208	$5,062	$2,007	$1,434
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.54%	0.56%	0.61%	0.71%	0.67%	0.70%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.54%	0.56%	0.59%	0.67%	0.67%	0.70%
Ratio of Net Investment Income/(Loss)	1.52%	1.94%	1.82%	2.31%	2.51%	3.25%
Portfolio Turnover Rate	40%	37%	88%	42%	125%	112%

Class S Shares
For a share outstanding during the period ended December 31, 2021 (unaudited) and the year or period ended June 30	2021	2021	2020	2019	2018	2017(3)
Net Asset Value, Beginning of Period	$9.91	$9.93	$9.69	$9.34	$9.45	$9.49
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.05	0.15	0.13	0.18	0.20	—(4)
Net realized and unrealized gain/(loss)	(0.04)	0.25	0.42	0.59	(0.12)	(0.01)
Total from Investment Operations	0.01	0.40	0.55	0.77	0.08	(0.01)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.05)	(0.42)	(0.28)	(0.42)	(0.19)	(0.01)
Distributions (from capital gains)	—	—	(0.03)	—	—	—
Return of capital	—	—	—	—	—	(0.02)
Total Dividends and Distributions	(0.05)	(0.42)	(0.31)	(0.42)	(0.19)	(0.03)
Net Asset Value, End of Period	$9.87	$9.91	$9.93	$9.69	$9.34	$9.45
Total Return*	0.08%	3.99%	5.83%	8.51%	0.85%	(0.11)%
Net Assets, End of Period (in thousands)	$737	$527	$224	$158	$121	$50
Average Net Assets for the Period (in thousands)	$577	$500	$201	$141	$70	$50
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.54%	1.62%	2.55%	3.21%	2.19%	1.22%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.05%	1.02%	1.06%	1.06%	1.05%	1.22%
Ratio of Net Investment Income/(Loss)	1.01%	1.50%	1.31%	1.91%	2.12%	(0.55)%
Portfolio Turnover Rate	40%	37%	88%	42%	125%	112%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from August 1, 2016 through June 30, 2017. The Fund changed its fiscal year end from July 31 to June 30.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

(3) Period from June 5, 2017 (inception date) through June 30, 2017.

(4) Less than $0.005 on a per share basis.

See Notes to Financial Statements.

26	DECEMBER 31, 2021

Janus Henderson Developed World Bond Fund

Financial Highlights

Class N Shares
For a share outstanding during the period ended July 31	2016(1)
Net Asset Value, Beginning of Period	$8.99
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.17
Net realized and unrealized gain/(loss)	0.32
Total from Investment Operations	0.49
Less Dividends and Distributions:
Dividends (from net investment income)	(0.16)
Total Dividends and Distributions	(0.16)
Net Asset Value, End of Period	$9.32
Total Return*	5.57%
Net Assets, End of Period (in thousands)	$1,528
Average Net Assets for the Period (in thousands)	$1,413
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.73%(3)
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.73%(3)
Ratio of Net Investment Income/(Loss)	2.77%(4)
Portfolio Turnover Rate	110%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from November 30, 2015 (inception date) through July 31, 2016.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

(3) The Ratio of Gross Expenses and Ratio of Net Expenses (After Waivers and Expense Offsets) include a reimbursement of prior period custodian out-of-pocket expenses. The Ratio of Gross Expenses and Ratio of Net Expenses (After Waivers and Expense Offsets) would have been 0.01% higher had the custodian not reimbursed the Fund.

(4) The Ratio of Net Investment Income/(Loss) include a reimbursement of prior period custodian out-of-pocket expenses. The Ratio of Net Investment Income/(Loss) would have been 0.01% lower had the custodian not reimbursed the Fund.

See Notes to Financial Statements.

Janus Investment Fund	27

Janus Henderson Developed World Bond Fund

Financial Highlights

Class T Shares
For a share outstanding during the period ended December 31, 2021 (unaudited) and the year or period ended June 30	2021	2021	2020	2019	2018	2017(1)
Net Asset Value, Beginning of Period	$9.91	$9.93	$9.68	$9.34	$9.45	$9.49
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.06	0.17	0.15	0.19	0.21	—(3)
Net realized and unrealized gain/(loss)	(0.04)	0.25	0.44	0.58	(0.10)	(0.01)
Total from Investment Operations	0.02	0.42	0.59	0.77	0.11	(0.01)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.06)	(0.44)	(0.31)	(0.43)	(0.22)	(0.01)
Distributions (from capital gains)	—	—	(0.03)	—	—	—
Return of capital	—	—	—	—	—	(0.02)
Total Dividends and Distributions	(0.06)	(0.44)	(0.34)	(0.43)	(0.22)	(0.03)
Net Asset Value, End of Period	$9.87	$9.91	$9.93	$9.68	$9.34	$9.45
Total Return*	0.20%	4.23%	6.17%	8.59%	1.11%	(0.10)%
Net Assets, End of Period (in thousands)	$114,007	$118,467	$100,323	$70,554	$30,023	$55
Average Net Assets for the Period (in thousands)	$118,232	$131,360	$106,719	$45,901	$19,756	$53
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.79%	0.81%	0.84%	0.91%	0.89%	0.95%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.78%	0.79%	0.83%	0.90%	0.88%	0.95%
Ratio of Net Investment Income/(Loss)	1.27%	1.74%	1.52%	2.05%	2.31%	(0.01)%
Portfolio Turnover Rate	40%	37%	88%	42%	125%	112%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from June 5, 2017 (inception date) through June 30, 2017.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

(3) Less than $0.005 on a per share basis.

See Notes to Financial Statements.

28	DECEMBER 31, 2021

Janus Henderson Developed World Bond Fund

Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

Janus Henderson Developed World Bond Fund (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 41 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks total return through current income and capital appreciation. The Fund is classified as diversified, as defined in the 1940 Act. Janus Henderson Investors US LLC (formerly Janus Capital Management LLC) is the investment adviser (the “Adviser”) to the Fund.

Pursuant to the Agreement and Plan of Reorganization, the Fund acquired all the assets and liabilities of the Henderson Strategic Income Fund (the “Predecessor Fund”), a series of Henderson Global Funds, in exchange for Class A, Class C, Class I and Class N Fund shares having an aggregate net asset value equal to the value of the aggregate net assets of the same share class of the Predecessor Fund (except that Class R6 Predecessor Fund shares were exchanged for Class N Fund shares) (the “Reorganization”). The Reorganization occurred at the close of business on June 2, 2017.

The Predecessor Fund and the Fund had identical investment objectives and substantially similar investment policies and principal risks. For financial reporting purposes, the Predecessor Fund’s financial and performance history prior to the Reorganization is carried forward and reflected in the Fund’s financial highlights.

The last fiscal year end of the Predecessor Fund was July 31, 2016. Subsequent to July 31, 2016, the Fund changed its fiscal year end to June 30, 2017, to reflect the fiscal year end of certain funds of the Trust.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares.

Shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with United States of America generally accepted accounting principles ("US GAAP")).

Class A Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class C Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, and bank trust platforms.

Class C Shares are closed to investments by new employer-sponsored retirement plans and existing employer-sponsored retirement plans are no longer able to make additional purchases or exchanges into Class C Shares.

The Funds currently implement an automatic conversion feature pursuant to which Class C Shares that have been held for eight years are automatically converted to Class A Shares without the imposition of any sales charge, fee or other charge. The conversion will generally occur no later than ten business days in the month following the month of the eighth anniversary of the date of purchase. Class C Shares purchased through the reinvestment of dividends and other distributions on Class C Shares will convert to Class A Shares at the same time as the original Class C Shares with respect to which they were purchased. For Class C Shares held in omnibus accounts on intermediary platforms, the Fund will rely on these intermediaries to implement this conversion feature. Your financial intermediary may have separate policies and procedures as to when and how Class C Shares may be converted to Class A Shares. Please contact your financial intermediary for additional information.

Effective July 6, 2020, Class D Shares are available to new investors, subject to any closed fund policies for a Fund, as applicable. Previously, Class D Shares were only available to investors who already had a direct account with the Janus Henderson funds; immediate family members or members of the same household of an eligible individual investor; and existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus Henderson funds.

Janus Investment Fund	29

Janus Henderson Developed World Bond Fund

Notes to Financial Statements (unaudited)

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments, who established Class I Share accounts before August 4, 2017.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of: 1) certain adviser-assisted, employer-sponsored retirement plans, including 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and certain welfare benefit plans, such as health savings accounts, and nonqualified deferred compensation plans; and 2) retail investors purchasing in qualified or nonqualified accounts, whose accounts are held through an omnibus account at their financial intermediary, and where the financial intermediary requires no payment or reimbursement from the Fund, the Adviser, or its affiliates. Class N Shares are also available to Janus Henderson proprietary products and to certain direct institutional investors approved by Janus Distributors US LLC dba Janus Henderson Distributors (formerly Janus Distributors LLC) (the “Distributor”) including, but not limited to, corporations, certain retirement plans, public plans, and foundations and endowments, subject to minimum investment requirements.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with the Adviser or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with the Adviser or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with United States of America generally accepted accounting principles ("US GAAP").

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

30	DECEMBER 31, 2021

Janus Henderson Developed World Bond Fund

Notes to Financial Statements (unaudited)

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of December 31, 2021 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income is recorded daily on the accrual basis and includes amortization of premiums and accretion of discounts. The Fund classifies gains and losses on prepayments received as an adjustment to interest income. Debt securities may be placed in non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivables when collection of all or a portion of interest has become doubtful. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Janus Investment Fund	31

Janus Henderson Developed World Bond Fund

Notes to Financial Statements (unaudited)

Estimates

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

Dividends are declared and distributed monthly for the Fund. Realized capital gains, if any, are declared and distributed in December. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or a Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Fund's equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Derivative Instruments

The Fund may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Fund may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on futures contracts, options on foreign currencies, options on recovery locks, options on security and commodity indices, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Fund during the period ended December 31, 2021 is discussed in further detail below. A summary of derivative activity by the Fund is reflected in the tables at the end of the Schedule of Investments.

32	DECEMBER 31, 2021

Janus Henderson Developed World Bond Fund

Notes to Financial Statements (unaudited)

The Fund may use derivative instruments for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions), to adjust currency exposure relative to a benchmark index, or for speculative purposes (to earn income and seek to enhance returns). When the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Fund may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly. The Fund’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks.

In pursuit of its investment objective, the Fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

• Commodity Risk – the risk related to the change in value of commodities or commodity-linked investments due to changes in the overall market movements, volatility of the underlying benchmark, changes in interest rates, or other factors affecting a particular industry or commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

• Counterparty Risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

• Credit Risk – the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

• Currency Risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

• Equity Risk – the risk related to the change in value of equity securities as they relate to increases or decreases in the general market.

• Index Risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

• Interest Rate Risk – the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Fund’s NAV to likewise decrease.

• Leverage Risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Fund creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

• Liquidity Risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Fund may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. Additionally, the Fund may deposit cash and/or treasuries as collateral with the counterparty

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Janus Henderson Developed World Bond Fund

Notes to Financial Statements (unaudited)

and/or custodian daily (based on the daily valuation of the financial asset) if the Fund has a net aggregate unrealized loss on OTC derivative contracts with a particular counterparty. All liquid securities and restricted cash are considered to cover in an amount at all times equal to or greater than the Fund’s commitment with respect to certain exchange-traded derivatives, centrally cleared derivatives, forward foreign currency exchange contracts, short sales, and/or securities with extended settlement dates. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on the Adviser’s ability to establish and maintain appropriate systems and trading.

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract (“forward currency contract”) is an obligation to buy or sell a specified currency at a future date at a negotiated rate (which may be U.S. dollars or a foreign currency). The Fund may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Fund may also invest in forward currency contracts for non-hedging purposes such as seeking to enhance returns. The Fund is subject to currency risk and counterparty risk in the normal course of pursuing its investment objective through its investments in forward currency contracts.

Forward currency contracts are valued by converting the foreign value to U.S. dollars by using the current spot U.S. dollar exchange rate and/or forward rate for that currency. Exchange and forward rates as of the close of the NYSE are used to value the forward currency contracts. The unrealized appreciation/(depreciation) for forward currency contracts is reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations for the change in unrealized net appreciation/depreciation (if applicable). The realized gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a forward currency contract is reported on the Statement of Operations (if applicable).

During the period, the Fund entered into forward currency contracts with the obligation to purchase foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Fund.

During the period, the Fund entered into forward currency contracts with the obligation to sell foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Fund.

Futures Contracts

A futures contract is an exchange-traded agreement to take or make delivery of an underlying asset at a specific time in the future for a specific predetermined negotiated price. The Fund may enter into futures contracts to gain exposure to the stock market or other markets pending investment of cash balances or to meet liquidity needs. The Fund is subject to interest rate risk, equity risk, and currency risk in the normal course of pursuing its investment objective through its investments in futures contracts. The Fund may also use such derivative instruments to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts on commodities are valued at the settlement price on valuation date on the commodities exchange as reported by an approved vendor. Mini contracts, as defined in the description of the contract, shall be valued using the Actual Settlement Price or “ASET” price type as reported by an approved vendor. In the event that foreign futures trade when the foreign equity markets are closed, the last foreign futures trade price shall be used. Futures contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statement of Assets and Liabilities (if applicable). The change in unrealized net appreciation/depreciation is reported on the Statement of Operations (if applicable). When a contract is closed, a realized gain or loss is reported on the Statement of Operations (if applicable), equal to the difference between the opening and closing value of the contract. Securities held by the Fund that are designated as collateral for market value on futures contracts are noted on the Schedule of Investments (if applicable). Such collateral is in the possession of the Fund’s futures commission merchant.

With futures, there is minimal counterparty credit risk to the Fund since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

During the period, the Fund purchased interest rate futures to increase exposure to interest rate risk.

34	DECEMBER 31, 2021

Janus Henderson Developed World Bond Fund

Notes to Financial Statements (unaudited)

During the period, the Fund sold interest rate futures to decrease exposure to interest rate risk.

Swaps

Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year to exchange one set of cash flows for another. The most significant factor in the performance of swap agreements is the change in value of the specific index, security, or currency, or other factors that determine the amounts of payments due to and from the Fund. The use of swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Swap transactions may in some instances involve the delivery of securities or other underlying assets by the Fund or its counterparty to collateralize obligations under the swap. If the other party to a swap that is not collateralized defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. Swap agreements entail the risk that a party will default on its payment obligations to the Fund. If the other party to a swap defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. If the Fund utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Fund and reduce the Fund’s total return.

Swap agreements also bear the risk that the Fund will not be able to meet its obligation to the counterparty. Swap agreements are typically privately negotiated and entered into in the OTC market. However, certain swap agreements are required to be cleared through a clearinghouse and traded on an exchange or swap execution facility. Swaps that are required to be cleared are required to post initial and variation margins in accordance with the exchange requirements. Regulations enacted require the Fund to centrally clear certain interest rate and credit default index swaps through a clearinghouse or central counterparty (“CCP”). To clear a swap with a CCP, the Fund will submit the swap to, and post collateral with, a futures clearing merchant (“FCM”) that is a clearinghouse member. Alternatively, the Fund may enter into a swap with a financial institution other than the FCM (the “Executing Dealer”) and arrange for the swap to be transferred to the FCM for clearing. The Fund may also enter into a swap with the FCM itself. The CCP, the FCM, and the Executing Dealer are all subject to regulatory oversight by the U.S. Commodity Futures Trading Commission (“CFTC”). A default or failure by a CCP or an FCM, or the failure of a swap to be transferred from an Executing Dealer to the FCM for clearing, may expose the Fund to losses, increase its costs, or prevent the Fund from entering or exiting swap positions, accessing collateral, or fully implementing its investment strategies. The regulatory requirement to clear certain swaps could, either temporarily or permanently, reduce the liquidity of cleared swaps or increase the costs of entering into those swaps.

Index swaps, interest rate swaps, inflation swaps and credit default swaps are valued using an approved vendor supplied price. Basket swaps are valued using a broker supplied price. Equity swaps that consist of a single underlying equity are valued either at the closing price, the latest bid price, or the last sale price on the primary market or exchange it trades. The market value of swap contracts are aggregated by positive and negative values and are disclosed separately as an asset or liability on the Fund’s Statement of Assets and Liabilities (if applicable). Realized gains and losses are reported on the Fund’s Statement of Operations (if applicable). The change in unrealized net appreciation or depreciation during the period is included in the Statement of Operations (if applicable).

The Fund’s maximum risk of loss from counterparty risk or credit risk is the discounted value of the payments to be received from/paid to the counterparty over the contract’s remaining life, to the extent that the amount is positive. The risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to cover the Fund’s exposure to the counterparty.

The Fund may enter into various types of credit default swap agreements, including OTC credit default swap agreements, for investment purposes, to add leverage to its Fund, or to hedge against widening credit spreads on high-yield/high-risk bonds. Credit default swaps are a specific kind of counterparty agreement that allow the transfer of third party credit risk from one party to the other. One party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange for regular periodic payments. Credit default swaps could result in losses if the Fund does not correctly evaluate the creditworthiness of the company or companies on which the credit default swap is based. Credit default swap agreements may involve greater risks than if the Fund had invested in the reference obligation directly since, in addition to risks relating to the reference obligation, credit default swaps are subject to illiquidity risk, counterparty risk, and credit risk. The Fund will generally incur a greater degree of risk when it sells a credit default swap than when it purchases a credit default swap. As a buyer of a credit default swap, the Fund may lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. As seller of a credit default swap, if a credit event were to occur, the value of any deliverable

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Janus Henderson Developed World Bond Fund

Notes to Financial Statements (unaudited)

obligation received by the Fund, coupled with the upfront or periodic payments previously received, may be less than what it pays to the buyer, resulting in a loss of value to the Fund.

As a buyer of credit protection, the Fund is entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract in the event of a default or other credit event by a third party, such as a U.S. or foreign issuer, on the debt obligation. In return, the Fund as buyer would pay to the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Fund would have spent the stream of payments and potentially received no benefit from the contract.

If the Fund is the seller of credit protection against a particular security, the Fund would receive an up-front or periodic payment to compensate against potential credit events. As the seller in a credit default swap contract, the Fund would be required to pay the par value (the “notional value”) (or other agreed-upon value) of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the Fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would keep the stream of payments and would have no payment obligations. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional value of the swap. The maximum potential amount of future payments (undiscounted) that the Fund as a seller could be required to make in a credit default transaction would be the notional amount of the agreement.

The Fund may invest in single-name credit default swaps (“CDS”) to buy or sell credit protection to hedge its credit exposure, gain issuer exposure without owning the underlying security, or increase the Fund’s total return. Single-name CDS enable the Fund to buy or sell protection against a credit event of a specific issuer. When the Fund buys a single-name CDS, the Fund will receive a return on its investment only in the event of a credit event, such as default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty). If a single-name CDS transaction is particularly large, or if the relevant market is illiquid, it may not be possible for the Fund to initiate a single-name CDS transaction or to liquidate its position at an advantageous time or price, which may result in significant losses. Moreover, the Fund bears the risk of loss of the amount expected to be received under a single-name CDS in the event of the default or bankruptcy of the counterparty. The risks associated with cleared single-name CDS may be lower than that for uncleared single-name CDS because for cleared single-name CDS, the counterparty is a clearinghouse (to the extent such a trading market is available). However, there can be no assurance that a clearinghouse or its members will satisfy their obligations to the Fund.

The Fund may invest in CDXs. A CDX is a swap on an index of credit default swaps. CDXs allow an investor to manage credit risk or take a position on a basket of credit entities (such as credit default swaps or commercial mortgage-backed securities) in a more efficient manner than transacting in a single-name CDS. If a credit event occurs in one of the underlying companies, the protection is paid out via the delivery of the defaulted bond by the buyer of protection in return for a payment of notional value of the defaulted bond by the seller of protection or it may be settled through a cash settlement between the two parties. The underlying company is then removed from the index. If the Fund holds a long position in a CDX, the Fund would indirectly bear its proportionate share of any expenses paid by a CDX. A Fund holding a long position in CDXs typically receives income from principal or interest paid on the underlying securities. By investing in CDXs, the Fund could be exposed to illiquidity risk, counterparty risk, and credit risk of the issuers of the underlying loan obligations and of the CDX markets. If there is a default by the CDX counterparty, the Fund will have contractual remedies pursuant to the agreements related to the transaction. CDXs also bear the risk that the Fund will not be able to meet its obligation to the counterparty.

During the period, the Fund purchased protection via the credit default swap market in order to reduce credit risk exposure to individual corporates, countries and/or credit indices where reducing this exposure via the cash bond market was less attractive.

During the period, the Fund sold protection via the credit default swap market in order to gain credit risk exposure to individual corporates, countries and/or credit indices where gaining this exposure via the cash bond market was less attractive.

There were no credit default swaps held at December 31, 2021.

36	DECEMBER 31, 2021

Janus Henderson Developed World Bond Fund

Notes to Financial Statements (unaudited)

3. Other Investments and Strategies

Additional Investment Risk

The Fund may be invested in lower-rated debt securities that have a higher risk of default or loss of value since these securities may be sensitive to economic changes, political changes, or adverse developments specific to the issuer.

In response to the COVID-19 pandemic, the U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets, including reducing interest rates to record-low levels. Extremely low or negative interest rates may become more prevalent or may not work as intended. As there is little precedent for this situation, the impact on various markets that interest rate or other significant policy changes may have is unknown. The withdrawal of this support, a failure of measures put in place in response to such economic uncertainty, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation.

Widespread disease, including pandemics and epidemics, and natural or environmental disasters, including those which may be attributable to global climate change, such as earthquakes, fires, floods, hurricanes, tsunamis and weather-related phenomena generally, have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a Fund’s investments. Economies and financial markets throughout the world have become increasingly interconnected, which increases the likelihood that events or conditions in one region or country will adversely affect markets or issuers in other regions or countries, including the United States. These disruptions could prevent a Fund from executing advantageous investment decisions in a timely manner and negatively impact a Fund’s ability to achieve its investment objective(s). Any such event(s) could have a significant adverse impact on the value of a Fund. In addition, these disruptions could also impair the information technology and other operational systems upon which the Fund’s service providers, including the Adviser or the subadviser (as applicable), rely, and could otherwise disrupt the ability of employees of the Fund’s service providers to perform essential tasks on behalf of the Fund. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance and reinsurance companies that insure or reinsure against the impact of natural disasters.

A number of countries in the European Union (the “EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen, or spread further within the EU. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Among other things, these developments have adversely affected the value and exchange rate of the euro and pound sterling, and may continue to significantly affect the economies of all EU countries, which in turn may have a material adverse effect on the Fund’s investments in such countries, other countries that depend on EU countries for significant amounts of trade or investment, or issuers with exposure to debt issued by certain EU countries.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the "Offsetting Assets and Liabilities" section of this Note for further details.

Janus Investment Fund	37

Janus Henderson Developed World Bond Fund

Notes to Financial Statements (unaudited)

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that the Adviser believes to be creditworthy at the time of the transaction. There is always the risk that the Adviser’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Loans

The Fund may invest in various commercial loans, including bank loans, bridge loans, debtor-in-possession (“DIP”) loans, mezzanine loans, and other fixed and floating rate loans. These loans may be acquired through loan participations and assignments or on a when-issued basis. Commercial loans will comprise no more than 20% of the Fund’s total assets. Below are descriptions of the types of loans held by the Fund as of December 31, 2021.

• Bank Loans - Bank loans are obligations of companies or other entities entered into in connection with recapitalizations, acquisitions, and refinancings. The Fund’s investments in bank loans are generally acquired as a participation interest in, or assignment of, loans originated by a lender or other financial institution. These investments may include institutionally-traded floating and fixed-rate debt securities.

• Floating Rate Loans – Floating rate loans are debt securities that have floating interest rates, that adjust periodically, and are tied to a benchmark lending rate, such as London Interbank Offered Rate (“LIBOR”). In other cases, the lending rate could be tied to the prime rate offered by one or more major U.S. banks or the rate paid on large certificates of deposit traded in the secondary markets. If the benchmark lending rate changes, the rate payable to lenders under the loan will change at the next scheduled adjustment date specified in the loan agreement. Floating rate loans are typically issued to companies (‘‘borrowers’’) in connection with recapitalizations, acquisitions, and refinancings. Floating rate loan investments are generally below investment grade. Senior floating rate loans are secured by specific collateral of a borrower and are senior in the borrower’s capital structure. The senior position in the borrower’s capital structure generally gives holders of senior loans a claim on certain of the borrower’s assets that is senior to subordinated debt and preferred and common stock in the case of a borrower’s default. Floating rate loan investments may involve foreign borrowers, and investments may be denominated in foreign currencies. Floating rate loans often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The Fund may invest in obligations of borrowers who are in bankruptcy proceedings. While the Fund generally expects to invest in fully funded term loans, certain of the loans in which the Fund may invest include revolving loans, bridge loans, and delayed draw term loans.

Purchasers of floating rate loans may pay and/or receive certain fees. The Fund may receive fees such as covenant waiver fees or prepayment penalty fees. The Fund may pay fees such as facility fees. Such fees may affect the Fund’s return.

• Mezzanine Loans - Mezzanine loans are secured by the stock of the company that owns the assets. Mezzanine loans are a hybrid of debt and equity financing that is typically used to fund the expansion of existing companies. A mezzanine loan is composed of debt capital that gives the lender the right to convert to an ownership or equity interest in the company if the loan is not paid back in time and in full. Mezzanine loans typically are the most subordinated debt obligation in an issuer’s capital structure.

Mortgage- and Asset-Backed Securities

Mortgage- and asset-backed securities represent interests in “pools” of commercial or residential mortgages or other assets, including consumer and commercial loans or receivables. The Fund may purchase fixed or variable rate commercial or residential mortgage-backed securities issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”), or other governmental or government-related entities. Ginnie Mae’s guarantees are backed as to the timely payment of principal and interest by the full faith and credit of the U.S. Government. Fannie Mae and Freddie Mac securities are not backed by the full faith and credit of the U.S. Government. In September 2008, the Federal Housing Finance Agency (“FHFA”), an agency of the U.S. Government, placed Fannie Mae and Freddie Mac under conservatorship. Since that time, Fannie Mae and Freddie Mac have received capital support through U.S.

38	DECEMBER 31, 2021

Janus Henderson Developed World Bond Fund

Notes to Financial Statements (unaudited)

Treasury preferred stock purchases and Treasury and Federal Reserve purchases of their mortgage-backed securities. The FHFA and the U.S. Treasury have imposed strict limits on the size of these entities’ mortgage portfolios. The FHFA has the power to cancel any contract entered into by Fannie Mae and Freddie Mac prior to FHFA’s appointment as conservator or receiver, including the guarantee obligations of Fannie Mae and Freddie Mac.

The Fund may also purchase other mortgage- and asset-backed securities through single- and multi-seller conduits, collateralized debt obligations, structured investment vehicles, and other similar securities. Asset-backed securities may be backed by various consumer obligations, including automobile loans, equipment leases, credit card receivables, or other collateral. In the event the underlying loans are not paid, the securities’ issuer could be forced to sell the assets and recognize losses on such assets, which could impact your return. Unlike traditional debt instruments, payments on these securities include both interest and a partial payment of principal. Mortgage- and asset-backed securities are subject to both extension risk, where borrowers pay off their debt obligations more slowly in times of rising interest rates, and prepayment risk, where borrowers pay off their debt obligations sooner than expected in times of declining interest rates. These risks may reduce the Fund’s returns. In addition, investments in mortgage- and asset-backed securities, including those comprised of subprime mortgages, may be subject to a higher degree of credit risk, valuation risk, extension risk (if interest rates rise), and liquidity risk than various other types of fixed-income securities. Additionally, although mortgage-backed securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that guarantors or insurers will meet their obligations.

Offsetting Assets and Liabilities

The Fund presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs OTC derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, in the event of a default and/or termination event, the Fund may offset with each counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment.

The following tables present gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see the “Fair Value of Derivative Instruments (not accounted for as hedging instruments) as of December 31, 2021” table located in the Fund’s Schedule of Investments.

Offsetting of Financial Assets and Derivative Assets

	Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Assets	or Liability(a)	Pledged(b)	Net Amount

BNP Paribas	$545,050	$(545,050)	$—	$—
JPMorgan Chase Bank, National Association	883,952	—	(883,952)	—

Total	$1,429,002	$(545,050)	$(883,952)	$—

Janus Investment Fund	39

Janus Henderson Developed World Bond Fund

Notes to Financial Statements (unaudited)

Offsetting of Financial Liabilities and Derivative Liabilities

Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Liabilities	or Liability(a)	Pledged(b)	Net Amount

BNP Paribas	$20,755,329	$(545,050)	$—	$20,210,279

(a)

Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

JPMorgan Chase Bank, National Association acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodial functions in accordance with the Non-Custodial Securities Lending Agreement. For financial reporting purposes, the Fund does not offset financial instruments’ payables and receivables and related collateral on the Statement of Assets and Liabilities. Securities on loan will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the Securities and Exchange Commission (the “SEC”). See “Securities Lending” in the “Notes to Financial Statements” for additional information.

The Fund generally does not exchange collateral on its forward foreign currency contracts with its counterparties; however, all liquid securities and restricted cash are considered to cover in an amount at all times equal to or greater than the Fund’s commitment with respect to these contracts. Certain securities may be segregated at the Fund’s custodian. These segregated securities are denoted on the accompanying Schedule of Investments and are evaluated daily to ensure their cover and/or market value equals or exceeds the Fund’s corresponding forward foreign currency exchange contract's obligation value.

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Securities Lending

Under procedures adopted by the Trustees, the Fund may seek to earn additional income by lending securities to certain qualified broker-dealers and institutions. JPMorgan Chase Bank, National Association acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodial functions in accordance with the Non-Custodial Securities Lending Agreement. The Fund may lend fund securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, the Adviser makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund. In certain circumstances individual loan transactions could yield negative returns.

40	DECEMBER 31, 2021

Janus Henderson Developed World Bond Fund

Notes to Financial Statements (unaudited)

Upon receipt of cash collateral, the Adviser may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. The Adviser currently intends to primarily invest the cash collateral in a cash management vehicle for which the Adviser serves as investment adviser, Janus Henderson Cash Collateral Fund LLC, or in time deposits. An investment in Janus Henderson Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Fund to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Fund and Janus Henderson Cash Collateral Fund LLC, the Adviser has an inherent conflict of interest as a result of its fiduciary duties to both the Fund and Janus Henderson Cash Collateral Fund LLC. Additionally, the Adviser receives an investment advisory fee of 0.05% for managing Janus Henderson Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Fund may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation. Additional required collateral, or excess collateral returned, is delivered on the next business day. Therefore, the value of the collateral held may be temporarily less than 102% or 105% value of the securities on loan. The cash collateral invested by the Adviser is disclosed in the Schedule of Investments (if applicable).

Income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the lending agent are included as “Affiliated securities lending income, net” on the Statement of Operations. As of December 31, 2021, securities lending transactions accounted for as secured borrowings with an overnight and continuous contractual maturity are $883,952. Gross amounts of recognized liabilities for securities lending (collateral received) as of December 31, 2021 is $921,198, resulting in the net amount due to the counterparty of $37,246.

Sovereign Debt

The Fund may invest in U.S. and non-U.S. government debt securities (“sovereign debt”). Some investments in sovereign debt, such as U.S. sovereign debt, are considered low risk. However, investments in sovereign debt, especially the debt of less developed countries, can involve a high degree of risk, including the risk that the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or to pay the interest on its sovereign debt in a timely manner. A sovereign debtor’s willingness or ability to satisfy its debt obligation may be affected by various factors including, but not limited to, its cash flow situation, the extent of its foreign currency reserves, the availability of foreign exchange when a payment is due, the relative size of its debt position in relation to its economy as a whole, the sovereign debtor’s policy toward international lenders, and local political constraints to which the governmental entity may be subject. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies, and other entities. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance, or repay principal or interest when due may result in the cancellation of third party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to timely service its debts. The Fund may be requested to participate in the rescheduling of such sovereign debt and to extend further loans to governmental entities, which may adversely affect the Fund’s holdings. In the event of default, there may be limited or no legal remedies for collecting sovereign debt and there may be no bankruptcy proceedings through which the Fund may collect all or part of the sovereign debt that a governmental entity has not repaid. In addition, to the extent the Fund invests in non-U.S. sovereign debt, it may be subject to currency risk.

When-Issued, Delayed Delivery and Forward Commitment Transactions

The Fund may purchase or sell securities on a when-issued, delayed delivery, or forward commitment basis. When purchasing a security on a when-issued, delayed delivery, or forward commitment basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. Typically, no income accrues on securities the Fund has committed to purchase prior to the time delivery of the securities is made. Because the Fund is not required to pay for the security until the delivery date, these risks are in addition to the risks associated with the Fund’s other investments. If the other

Janus Investment Fund	41

Janus Henderson Developed World Bond Fund

Notes to Financial Statements (unaudited)

party to a transaction fails to deliver the securities, the Fund could miss a favorable price or yield opportunity. If the Fund remains substantially fully invested at a time when when-issued, delayed delivery, or forward commitment purchases are outstanding, the purchases may result in a form of leverage. If the Fund remains substantially fully invested at a time when when-issued, delayed delivery, or forward commitment purchases (including TBA commitments) are outstanding, the purchases may result in a form of leverage.

When the Fund has sold a security on a when-issued, delayed delivery, or forward commitment basis, the Fund does not participate in future gains or losses with respect to the security. If the other party to a transaction fails to pay for the securities, the Fund could suffer a loss. Additionally, when selling a security on a when-issued, delayed delivery, or forward commitment basis without owning the security, the Fund will incur a loss if the security’s price appreciates in value such that the security’s price is above the agreed upon price on the settlement date. The Fund may dispose of or renegotiate a transaction after it is entered into, and may purchase or sell when-issued, delayed delivery or forward commitment securities before the settlement date, which may result in a gain or loss.

4. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays the Adviser an investment advisory fee which is calculated daily and paid monthly. The following table reflects the Fund’s contractual investment advisory fee rate (expressed as an annual rate).

Average Daily Net Assets of the Fund	Contractual Investment Advisory Fee (%)
First $1 Billion	0.55
Next $500 Million	0.50
Above $1.5 Billion	0.45

The Fund’s actual investment advisory fee rate for the reporting period was 0.50% of average annual net assets before any applicable waivers.

The Adviser has entered into a personnel-sharing arrangement with its foreign (non-U.S.) affiliates, Henderson Global Investors Limited, Henderson Global Investors (Japan) Ltd., and Henderson Global Investors (Singapore) Ltd. (collectively, “HGIL”), pursuant to which HGIL and certain employees of HGIL serve as “associated persons” of the Adviser. In this capacity, such employees of HGIL are subject to the oversight and supervision of the Adviser and may provide portfolio management, research, and related services to the Fund on behalf of the Adviser.

The Adviser has contractually agreed to waive the advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s total annual fund operating expenses, including the investment advisory fee, but excluding the fees payable pursuant to a Rule 12b-1 plan, shareholder servicing fees, such as transfer agency fees (but excluding out-of-pocket costs), brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.57% of the Fund’s average daily net assets. The Adviser has agreed to continue the waivers until at least October 31, 2021. Networking/omnibus/administrative fees and out-of-pocket transfer agency fees were not waived under the Fund’s prior expense limitation agreement. If applicable, amounts waived and/or reimbursed to the Fund by the Adviser are disclosed as “Excess Expense Reimbursement and Waivers” on the Statement of Operations.

Janus Henderson Services US LLC (formerly Janus Services LLC) (the “Transfer Agent”), a wholly-owned subsidiary of the Adviser, is the Fund’s transfer agent. In addition, the Transfer Agent provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund. The Transfer Agent is not compensated for its services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to the Transfer Agent, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between the Transfer Agent and the Fund, the Transfer Agent may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. The Adviser and its affiliates benefit from an increase in assets that may result from such relationships. The Funds’ Trustees have set limits on fees that the

42	DECEMBER 31, 2021

Janus Henderson Developed World Bond Fund

Notes to Financial Statements (unaudited)

Funds may incur with respect to administrative fees paid for omnibus or networked accounts. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Fund pays an annual administrative services fee based on the average daily net assets of Class D Shares for shareholder services provided by the Transfer Agent, as detailed below.

Average Daily Net Assets of Class D Shares of the Janus Henderson funds	Administrative Services Fee
Under $40 billion	0.12%
$40 billion – $49.9 billion	0.10%
Over $49.9 billion	0.08%

The Fund’s actual Class D administrative fee rate was 0.11% for the reporting period.

The Transfer Agent provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

The Transfer Agent receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class S Shares and Class T Shares for providing or procuring administrative services to investors in Class S Shares and Class T Shares of the Fund. The Transfer Agent expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. The Transfer Agent or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class S Shares and Class T Shares of the Fund. The Transfer Agent may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class S Shares and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with the Adviser. For all share classes, the Transfer Agent also seeks reimbursement for costs it incurs as transfer agent and for providing servicing.

The Transfer Agent is compensated for its services related to the Fund’s Class D Shares. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, the Distributor, a wholly-owned subsidiary of the Adviser, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to the Distributor for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution and shareholder servicing fees” in the Statement of Operations.

The Adviser serves as administrator to the Fund pursuant to an administration agreement between the Adviser and the Trust. Under the administration agreement, the Adviser is obligated to provide or arrange for the provision of certain administration, compliance, and accounting services to the Fund, including providing office space for the Fund, and is reimbursed by the Fund for certain of its costs in providing these services (to the extent the Adviser seeks

Janus Investment Fund	43

Janus Henderson Developed World Bond Fund

Notes to Financial Statements (unaudited)

reimbursement and such costs are not otherwise waived). In addition, employees of the Adviser and/or its affiliates may serve as officers of the Trust. The Fund pays for some or all of the salaries, fees, and expenses of the Adviser employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by the Adviser, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services the Adviser (or any subadvisor, as applicable) provides to the Fund. These amounts are disclosed as “Affiliated fund administration fees” on the Statement of Operations. In addition, some expenses related to compensation payable to the Fund’s Chief Compliance Officer and certain compliance staff, all of whom are employees of the Adviser and/or its affiliates, are shared with the Fund. Total compensation of $192,161 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the period ended December 31, 2021. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of December 31, 2021 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Total distributable earnings (loss)” on the Statement of Assets and Liabilities. Deferred compensation expenses for the period ended December 31, 2021 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $204,400 were paid by the Trust to the Trustees under the Deferred Plan during the period ended December 31, 2021.

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or non-affiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles that operate as money market funds. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, the Adviser has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Henderson Cash Liquidity Fund LLC (the “Sweep Vehicle”) is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. The Sweep Vehicle operates pursuant to the provisions of the 1940 Act that govern the operation of money market funds and prices its shares at NAV reflecting market-based values of its portfolio securities (i.e., a “floating” NAV) rounded to the fourth decimal place (e.g., $1.0000). The Sweep Vehicle is permitted to impose a liquidity fee (of up to 2%) on redemptions from the Sweep Vehicle or a redemption gate that temporarily suspends redemptions from the Sweep Vehicle for up to 10 business days during a 90 day period. There are no restrictions on the Fund's ability to withdraw investments from the Sweep Vehicle at will, and there are no unfunded capital commitments due from the Fund to the Sweep Vehicle. The Sweep Vehicle does not charge any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended December 31, 2021 can be found in the “Schedules of Affiliated Investments” located in the Schedule of Investments.

Class A Shares include a 4.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Henderson Distributors and financial intermediaries. During the period ended December 31, 2021, Janus Henderson Distributors retained upfront sales charges of $8,640.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to Janus Henderson Distributors during the period ended December 31, 2021.

44	DECEMBER 31, 2021

Janus Henderson Developed World Bond Fund

Notes to Financial Statements (unaudited)

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the period ended December 31, 2021, redeeming shareholders of Class C Shares paid CDSCs of $1,028.

5. Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from US GAAP. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers.

The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

Accumulated capital losses noted below represent net capital loss carryovers, as of June 30, 2021, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The following table shows these capital loss carryovers.

Capital Loss Carryover Schedule
For the year ended June 30, 2021
No Expiration
Short-Term	Long-Term	Accumulated Capital Losses
$(20,524,014)	$(36,523,884)	$ (57,047,898)

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2021 are noted below. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals, straddle deferrals, and investments in partnerships.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 2,909,036,593	$36,696,729	$(38,551,917)	$ (1,855,188)

Information on the tax components of derivatives as of December 31, 2021 is as follows:

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ -	$ 545,050	$ (24,711,435)	$ (24,166,385)

Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.

Janus Investment Fund	45

Janus Henderson Developed World Bond Fund

Notes to Financial Statements (unaudited)

6. Capital Share Transactions

	Period ended December 31, 2021		Year ended June 30, 2021
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	1,858,069	$ 18,529,690	8,247,886	$ 82,966,547
Reinvested dividends and distributions	61,676	613,441	378,103	3,794,172
Shares repurchased	(1,907,553)	(19,034,541)	(2,820,240)	(28,301,952)
Net Increase/(Decrease)	12,192	$ 108,590	5,805,749	$ 58,458,767
Class C Shares:
Shares sold	348,243	$ 3,450,520	1,360,416	$ 13,596,096
Reinvested dividends and distributions	7,273	71,731	130,435	1,301,199
Shares repurchased	(467,029)	(4,621,395)	(1,557,174)	(15,503,080)
Net Increase/(Decrease)	(111,513)	$ (1,099,144)	(66,323)	$ (605,785)
Class D Shares:
Shares sold	409,800	$ 4,092,276	3,132,766	$ 31,558,549
Reinvested dividends and distributions	24,814	246,657	195,089	1,957,862
Shares repurchased	(639,658)	(6,362,898)	(2,417,999)	(24,026,338)
Net Increase/(Decrease)	(205,044)	$ (2,023,965)	909,856	$ 9,490,073
Class I Shares:
Shares sold	58,948,806	$585,621,266	134,791,042	$1,345,843,218
Reinvested dividends and distributions	1,524,642	15,102,372	6,945,500	69,444,411
Shares repurchased	(28,309,247)	(280,902,296)	(60,371,629)	(600,174,413)
Net Increase/(Decrease)	32,164,201	$319,821,342	81,364,913	$ 815,113,216
Class N Shares:
Shares sold	3,230,152	$ 32,082,396	5,276,998	$ 52,771,404
Reinvested dividends and distributions	54,846	543,446	206,687	2,066,035
Shares repurchased	(1,067,667)	(10,628,172)	(1,641,725)	(16,363,209)
Net Increase/(Decrease)	2,217,331	$ 21,997,670	3,841,960	$ 38,474,230
Class S Shares:
Shares sold	23,054	$ 227,402	43,131	$ 436,940
Reinvested dividends and distributions	286	2,835	2,002	20,071
Shares repurchased	(1,762)	(17,434)	(14,520)	(147,537)
Net Increase/(Decrease)	21,578	$ 212,803	30,613	$ 309,474
Class T Shares:
Shares sold	1,886,696	$ 18,800,991	10,015,363	$ 100,449,246
Reinvested dividends and distributions	68,800	683,643	581,389	5,827,151
Shares repurchased	(2,354,787)	(23,428,065)	(8,750,663)	(86,616,407)
Net Increase/(Decrease)	(399,291)	$ (3,943,431)	1,846,089	$ 19,659,990

7. Purchases and Sales of Investment Securities

For the period ended December 31, 2021, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$1,195,149,355	$ 971,112,390	$ 150,435,547	$ -

46	DECEMBER 31, 2021

Janus Henderson Developed World Bond Fund

Notes to Financial Statements (unaudited)

8. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to December 31, 2021 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

Janus Investment Fund	47

Janus Henderson Developed World Bond Fund

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC as an exhibit to Form N-PORT within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to shareholders. The Fund’s Form N-PORT filings and annual and semiannual reports: (i) are available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free) (or 1-800-525-3713 if you hold Class D shares). Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag under Full Holdings for the Fund at janushenderson.com/info (or janushenderson.com/reports if you hold Class D Shares).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each portfolio of Janus Aspen Series (each, a “VIT Portfolio,” and collectively, the “VIT Portfolios”), as well as each fund of Janus Investment Fund (each, a “Fund,” and collectively, the “Funds” and together with the VIT Portfolios, the “Janus Henderson Funds,” and each, a “Janus Henderson Fund”). As required by law, the Trustees determine annually whether to continue the investment advisory agreement for each Janus Henderson Fund and the subadvisory agreement for each Janus Henderson Fund that utilizes a subadviser.

In connection with their most recent consideration of those agreements for each Janus Henderson Fund, the Trustees received and reviewed information provided by Janus Henderson Investors US LLC (formerly, Janus Capital Management LLC) (the “Adviser”) and the subadviser in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At meetings held on November 3-4, 2021 and December 7-8, 2021, the Trustees’ evaluated the information provided by the Adviser, the subadviser, and the independent fee consultant, as well as other information addressed during the year. Following such evaluation, the Trustees determined that the overall arrangements between each Janus Henderson Fund and the Adviser and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by the Adviser, its affiliates and the subadviser, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment and unanimously approved the continuation of the investment advisory agreement for each Janus Henderson Fund and the subadvisory agreement for each subadvised Janus Henderson Fund, for the period from February 1, 2022 through February 1, 2023, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and, for the purpose of peer comparisons any administration fees (excluding out of pocket costs), net of any waivers, paid by a fund as a percentage of average net assets.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by the Adviser and the subadviser to the Janus Henderson Funds, taking into account the investment objective, strategies and policies of each Janus Henderson

48	DECEMBER 31, 2021

Janus Henderson Developed World Bond Fund

Additional Information (unaudited)

Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Janus Henderson Funds. In addition, the Trustees reviewed the resources and key personnel of the Adviser and the subadviser, particularly noting those employees who provide investment and risk management services to the Janus Henderson Funds. The Trustees also considered other services provided to the Janus Henderson Funds by the Adviser or the subadviser, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered the Adviser’s role as administrator to the Janus Henderson Funds, noting that the Adviser generally does not receive a fee for its services as administrator, but is reimbursed for its out-of-pocket costs. The Trustees considered the role of the Adviser in monitoring adherence to the Janus Henderson Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Janus Henderson Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that the Adviser provides a number of different services for the Janus Henderson Funds and fund shareholders, ranging from investment management services to various other servicing functions, and that, in its view, the Adviser is a capable provider of those services. The independent fee consultant also provided its belief that the Adviser has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by the Adviser and the subadviser to each Janus Henderson Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Janus Henderson Funds whose performance lagged that of their peers for certain periods, the Janus Henderson Funds were likely to benefit from the continued provision of those services. They also concluded that the Adviser and the subadviser had sufficient personnel, with the appropriate education and experience, to serve the Janus Henderson Funds effectively and each had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Janus Henderson Fund over various time periods. They noted that they considered Janus Henderson Fund performance data throughout the year, including periodic meetings with each Janus Henderson Fund’s portfolio manager(s), and also reviewed information comparing each Janus Henderson Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Janus Henderson Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Janus Henderson Funds’ performance has been reasonable: for the 36 months ended September 30, 2021, approximately 55% of the Janus Henderson Funds were in the top two quartiles of performance versus Broadridge peers, and for the 12 months ended September 30, 2021, approximately 45% of the Janus Henderson Funds were in the top two quartiles of performance versus Broadridge peers.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance and that the performance trend was improving

Janus Investment Fund	49

Janus Henderson Developed World Bond Fund

Additional Information (unaudited)

Fixed-Income Funds

• For Janus Henderson Absolute Return Income Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Developed World Bond Fund, the Trustees noted the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Global Bond Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson High-Yield Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2021 and the second Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Short Duration Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2021 and the second Broadridge quartile for the 12 months ended May 31, 2021.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2021 and the second Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson European Focus Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the

50	DECEMBER 31, 2021

Janus Henderson Developed World Bond Fund

Additional Information (unaudited)

Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Global Select Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Global Technology and Innovation Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson International Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s performance was in bottom Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Forty Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021.

Janus Investment Fund	51

Janus Henderson Developed World Bond Fund

Additional Information (unaudited)

• For Janus Henderson Growth and Income Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, and the steps the Adviser had taken or was taking to improve performance.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser and subadviser had taken or were taking to improve performance.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser and subadviser had taken or were taking to improve performance.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser and subadviser had taken or were taking to improve performance.

U.S. Equity Funds

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Small-Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps the Adviser had taken or was taking to improve performance.

52	DECEMBER 31, 2021

Janus Henderson Developed World Bond Fund

Additional Information (unaudited)

In consideration of each Janus Henderson Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Janus Henderson Fund’s performance warranted continuation of such Janus Henderson Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Janus Henderson Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management fees (investment advisory fees and any administration fees but excluding out-of-pocket costs) for many of the Janus Henderson Funds, after applicable waivers, was below the average management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by the Adviser out of its management fees collected from such Janus Henderson Fund.

The independent fee consultant provided its belief that the management fees charged by the Adviser to each of the Janus Henderson Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by the Adviser. The independent fee consultant found: (1) the total expenses and management fees of the Janus Henderson Funds to be reasonable relative to other comparable mutual funds; (2) the total expenses, on average, were 8% under the average total expenses of the respective Broadridge Expense Group peers; and (3) and the management fees for the Janus Henderson Funds, on average, were 6% under the average management fees for the respective Broadridge Expense Group. The Trustees also considered the total expenses for each share class of each Janus Henderson Fund compared to the average total expenses for its Broadridge Expense Group and to average total expenses for its Broadridge Expense Universe.

For certain Janus Henderson Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses which assessed fund fees in the context of fund performance being delivered. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Janus Henderson Funds was reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and/or expense waivers on such Janus Henderson Funds.

The Trustees considered the methodology used by the Adviser and subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by the Adviser and subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by the Adviser or subadviser (for which the Adviser or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Janus Henderson Funds having a similar strategy, the Trustees considered that the Adviser noted that, under the terms of the management agreements with the Janus Henderson Funds, the Adviser performs significant additional services for the Janus Henderson Funds that it does not provide to those other clients, including administration services, oversight of the Janus Henderson Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Janus Henderson Funds, the Adviser assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, the Trustees noted that the independent fee consultant found that: (1) the management fees the Adviser charges to the Janus Henderson Funds are reasonable in relation to the management fees the Adviser charges to funds subadvised by the Adviser and to the fees the Adviser charges to its institutional separate account clients; (2) these subadvised and institutional separate accounts have different service and infrastructure needs and operate in markets very distinct relative to retail funds; (3) Janus Henderson mutual fund investors enjoy reasonable fees relative to the fees charged to Janus Henderson subadvised fund and separate account investors; and (4) as part of its 2020 review, 9 of 10 Janus Henderson Funds have lower management fees than similar funds subadvised by the Adviser.

The Trustees considered the fees for each Janus Henderson Fund for its fiscal year ended in 2020, including the VIT Portfolios, and noted the following with regard to each VIT Portfolio’s total expenses, net of applicable fee waivers (the VIT Portfolio’s “total expenses”):

Janus Investment Fund	53

Janus Henderson Developed World Bond Fund

Additional Information (unaudited)

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

Fixed-Income Funds

• For Janus Henderson Absolute Return Income Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Developed World Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short Duration Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson European Focus Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

54	DECEMBER 31, 2021

Janus Henderson Developed World Bond Fund

Additional Information (unaudited)

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Global Real Estate Fund, the Trustees noted, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Sustainable Equity Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Global Technology and Innovation Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson International Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Overseas Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has voluntarily agreed to limit the Fund’s expenses to assist the Fund in attempting to maintain a yield of at least 0.00%.

• For Janus Henderson Money Market Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has agreed to limit the Fund’s expenses to assist the Fund in attempting to maintain a yield of at least 0.00%.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that, that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that, that the Fund’s total expenses were below the peer group average for all share classes.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser had contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted

Janus Investment Fund	55

Janus Henderson Developed World Bond Fund

Additional Information (unaudited)

that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Research Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

U.S. Equity Funds

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Small-Mid Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

The Trustees reviewed information on the overall profitability to the Adviser and its affiliates from their relationships with the Janus Henderson Funds, and considered profitability data of other publicly traded mutual fund advisers. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by

56	DECEMBER 31, 2021

Janus Henderson Developed World Bond Fund

Additional Information (unaudited)

numerous factors, including the organizational structure of the particular fund manager, differences in complex size, difference in product mix, difference in types of business (mutual fund, institutional and other), differences in the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses and the fund manager’s capital structure and cost of capital.

Additionally, the Trustees considered the estimated profitability to the Adviser from the investment management services it provided to each Janus Henderson Fund. In their review, the Trustees considered whether the Adviser and subadviser receive adequate incentives and resources to manage the Janus Henderson Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Janus Henderson Fund is necessarily a product of the allocation methodology utilized by the Adviser to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant found that (1) the expense allocation methodology and rationales utilized by the Adviser were reasonable and (2) no clear correlation exists between expense allocations and operating margins. The Trustees also considered that the estimated profitability for an individual Janus Henderson Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Janus Henderson Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that the Adviser’s estimated profitability with respect to each Janus Henderson Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Janus Henderson Funds was not a material factor in the Board’s approval of the reasonableness of any Janus Henderson Fund’s investment management fees.

The Trustees concluded that the management fees payable by each Janus Henderson Fund to the Adviser and its affiliates, as well as the fees paid by the Adviser to the subadviser of subadvised Janus Henderson Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees the Adviser and the subadviser charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Janus Henderson Funds. The Trustees also concluded that each Janus Henderson Fund’s total expenses were reasonable, taking into account the size of the Janus Henderson Fund, the quality of services provided by the Adviser and subadviser, the investment performance of the Janus Henderson Fund, and any expense limitations agreed to or provided by the Adviser.

Economies of Scale

The Trustees considered information about the potential for the Adviser to realize economies of scale as the assets of the Janus Henderson Funds increase. They noted that their independent fee consultant published a report to the Trustees in November 2019 which provided its research and analysis into economies of scale. They also noted that, although many Janus Henderson Funds pay advisory fees at a fixed base rate as a percentage of net assets, without any breakpoints or performance fees, their independent fee consultant concluded that 75% of these Janus Henderson Funds’ have contractual management fees (gross of waivers) below their Broadridge Expense Group averages. The Trustees also noted the following: (1) that for those Janus Henderson Funds whose expenses are being reduced by the contractual expense limitations of the Adviser, the Adviser is subsidizing certain of these Janus Henderson Funds because they have not reached adequate scale; (2) performance fee structures have been implemented for various Janus Henderson Funds that have caused the effective rate of advisory fees payable by such Janus Henderson Fund to vary depending on the investment performance of the Janus Henderson Fund relative to its benchmark index over the measurement period; and (3) a few Janus Henderson Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Janus Henderson Funds share directly in economies of scale through the significant investments made by the Adviser and its affiliates related to services provided to the Funds and the lower charges of third-party service providers that are based in part on the combined scale of all of the Janus Henderson Funds.

The Trustees also considered the independent fee consultant’s conclusion that, given the limitations of various analytical approaches to economies of scale and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus Henderson complex. In this regard, the independent consultant concluded that (1) to the extent there were economies of scale at the Adviser, the Adviser’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Janus Henderson Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Janus Henderson Funds, the Adviser appeared to be investing to increase the likelihood that these Janus

Janus Investment Fund	57

Janus Henderson Developed World Bond Fund

Additional Information (unaudited)

Henderson Funds will grow to a level to achieve any economies of scale that may exist. Further, the independent fee consultant provided its belief that Janus Henderson Fund investors are well-served by the fee levels and performance fee structures in place on the Janus Henderson Funds in light of any economies of scale that may be present at the Adviser.

Based on all of the information reviewed, including the recent and past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Janus Henderson Fund was reasonable and that the current rates of fees do reflect a sharing between the Adviser and the Janus Henderson Fund of any economies of scale that may be present at the current asset level of the Janus Henderson Fund.

Other Benefits to the Adviser

The Trustees also considered benefits that accrue to the Adviser and its affiliates and subadviser to the Janus Henderson Funds from their relationships with the Janus Henderson Funds. They recognized that two affiliates of the Adviser separately serve the Janus Henderson Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided, and that such compensation contributes to the overall profitability of the Adviser and its affiliates that results from their relationship with the Janus Henderson Funds. The Trustees also considered the Adviser’s past and proposed use of commissions paid by the Janus Henderson Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Janus Henderson Fund and/or other clients of the Adviser and/or the Adviser, and/or subadviser to a Janus Henderson Fund. The Trustees concluded that the Adviser’s and the subadviser’s use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Janus Henderson Fund. The Trustees also concluded that, other than the services provided by the Adviser and its affiliates and subadviser pursuant to the agreements and the fees to be paid by each Janus Henderson Fund therefor, the Janus Henderson Funds and the Adviser and the subadviser may potentially benefit from their relationship with each other in other ways. They concluded that the Adviser and its affiliates share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of the Janus Henderson Funds and other clients serviced by the Adviser and its affiliates. They also concluded that the Adviser and the subadviser benefit from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Janus Henderson Funds and that the Janus Henderson Funds benefit from the Adviser’s and/or the subadviser’s receipt of those products and services as well as research products and services acquired through commissions paid by other clients of the Adviser and/or other clients of the subadviser. They further concluded that the success of any Janus Henderson Fund could attract other business to the Adviser, the subadviser or other Janus Henderson funds, and that the success of the Adviser and the subadviser could enhance the Adviser’s and the subadviser’s ability to serve the Janus Henderson Funds.

58	DECEMBER 31, 2021

Janus Henderson Developed World Bond Fund

Useful Information About Your Fund Report (unaudited)

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of the Adviser and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Bloomberg and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Janus Investment Fund	59

Janus Henderson Developed World Bond Fund

Useful Information About Your Fund Report (unaudited)

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the

60	DECEMBER 31, 2021

Janus Henderson Developed World Bond Fund

Useful Information About Your Fund Report (unaudited)

portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

Janus Investment Fund	61

This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson and Intech are trademarks of Janus Henderson Group plc or one of its subsidiaries. © Janus Henderson Group plc Janus Henderson Distributors US LLC
125-24-93077 03-22

SEMIANNUAL REPORT December 31, 2021

Janus Henderson Dividend & Income Builder Fund

Janus Investment Fund

HIGHLIGHTS • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Henderson Dividend & Income Builder Fund

FUND SNAPSHOT

A globally diversified portfolio of income-producing securities. The Fund combines dividend-paying equities of U.S. and non-U.S. companies with an allocation to fixed income securities, including but not exclusively, high-yield and investment-grade corporate bonds. The Fund employs a bottom-up stock selection process with asset allocation decisions driven by an assessment of the relative attractiveness of income opportunities and views on the market environment.

Alex Crooke co-portfolio manager	Faizan Baig co-portfolio manager	Ben Lofthouse co-portfolio manager	Jenna Barnard co-portfolio manager	John Pattullo co-portfolio manager

Janus Henderson Dividend & Income Builder Fund (unaudited)

Fund At A Glance

December 31, 2021

5 Top Contributors - Equity Sleeve Holdings			5 Top Detractors - Equity Sleeve Holdings
	Average Weight	Relative Contribution		Average Weight	Relative Contribution
Broadcom Inc	1.44%	0.34%	Alphawave IP Group PLC	0.89%	-0.62%
BAWAG Group AG	1.38%	0.23%	Samsung Electronics Co Ltd	2.32%	-0.49%
RELX PLC	1.91%	0.23%	Medtronic PLC	2.00%	-0.39%
Cisco Systems Inc	2.21%	0.22%	Topsports International Holdings Ltd	0.64%	-0.34%
Novo Nordisk A/S	1.31%	0.22%	Burberry Group PLC	1.40%	-0.27%

	5 Top Contributors - Equity Sleeve Sectors*
		Relative	Equity Sleeve	MSCI World Index
		Contribution	Average Weight	Average Weight
	Industrials	0.70%	9.26%	10.36%
	Communication Services	0.55%	5.01%	8.91%
	Energy	0.19%	3.75%	3.07%
	Consumer Staples	0.06%	9.20%	6.88%
	Materials	-0.03%	6.44%	4.22%

	5 Top Detractors - Equity Sleeve Sectors*
		Relative	Equity Sleeve	MSCI World Index
		Contribution	Average Weight	Average Weight
	Information Technology	-1.94%	17.75%	22.95%
	Health Care	-1.05%	13.96%	12.55%
	Consumer Discretionary	-0.68%	8.59%	12.16%
	Utilities	-0.46%	4.46%	2.73%
	Other**	-0.27%	3.74%	0.00%

Relative contribution reflects how the portolio's holdings impacted return relative to the benchmark. Cash and securities not held in the portfolio are not shown. For equity portfolios, relative contribution compares the performance of a security in the portfolio to the benchmark's total return, factoring in the difference in weight of that security in the benchmark. Returns are calculated using daily returns and previous day ending weights rolled up by ticker, excluding fixed income securities, gross of advisory fees, may exclude certain derivatives and will differ from actual performance.
Performance attribution reflects returns gross of advisory fees and may differ from actual returns as they are based on end of day holdings. Attribution is calculated by geometrically linking daily returns for the portfolio and index.

*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
**	Not a GICS classified sector.

Janus Investment Fund	1

Janus Henderson Dividend & Income Builder Fund (unaudited)

Fund At A Glance

December 31, 2021

5 Largest Equity Holdings - (% of Net Assets)
Microsoft Corp
Software	4.5%
Nestle SA (REG)
Food Products	2.5%
UBS Group AG
Capital Markets	2.3%
Cisco Systems Inc
Communications Equipment	2.1%
UPM-Kymmene Oyj
Paper & Forest Products	2.1%
13.5%

Asset Allocation - (% of Net Assets)
Common Stocks	82.8%
Corporate Bonds	11.6%
Investment Companies	3.1%
Preferred Stocks	1.9%
Other	0.6%
100.0%

Emerging markets comprised 5.5% of total net assets.

Top Country Allocations - Long Positions - (% of Investment Securities)
As of December 31, 2021	As of June 30, 2021

2	DECEMBER 31, 2021

Janus Henderson Dividend & Income Builder Fund (unaudited)

Performance

See important disclosures on the next page.

Average Annual Total Return - for the periods ended December 31, 2021					Prospectus Expense Ratios
	Fiscal Year-to-Date	One Year	Five Year	Since Inception*	Total Annual Fund Operating Expenses‡	Net Annual Fund Operating Expenses‡
Class A Shares at NAV	3.53%	11.48%	8.14%	7.83%	1.24%	1.15%
Class A Shares at MOP	-2.39%	5.08%	7.04%	7.24%
Class C Shares at NAV	3.15%	10.64%	7.31%	7.01%	2.00%	1.91%
Class C Shares at CDSC	2.15%	9.64%	7.31%	7.01%
Class D Shares	3.59%	11.65%	8.30%	7.97%	1.12%	0.99%
Class I Shares	3.66%	11.72%	8.39%	8.07%	0.99%	0.90%
Class N Shares	3.77%	11.87%	8.44%	8.05%	1.44%	0.84%
Class S Shares	3.64%	11.66%	8.20%	7.75%	6.50%	1.35%
Class T Shares	3.55%	11.52%	8.19%	7.87%	1.18%	1.09%
MSCI World Index	7.76%	21.82%	15.03%	12.72%
75% MSCI World / 25% Bloomberg Global Agg Credit (USD Hedged) Index	5.86%	15.81%	12.53%	10.64%
Morningstar Quartile - Class I Shares	-	2nd	2nd	1st
Morningstar Ranking - based on total returns for World Allocation Funds	-	186/435	182/401	65/350

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 (or 800.525.3713 if you hold shares directly with Janus Henderson) or visit janushenderson.com/performance (or janushenderson.com/allfunds if you hold shares directly with Janus Henderson).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

Net expense ratios reflect the expense waiver, if any, contractually agreed to for at least a one-year period commencing on October 28, 2021.

Performance may be affected by risks that include those associated with foreign and emerging markets, fixed income securities, high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs),

Janus Investment Fund	3

Janus Henderson Dividend & Income Builder Fund (unaudited)

Performance

Environmental, Social and Governance (ESG) factors, non-diversification, portfolio turnover, derivatives, short sales, initial public offerings (IPOs) and potential conflicts of interest. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Returns of the Fund shown prior to June 5, 2017, are those for Henderson Dividend & Income Builder Fund (the “Predecessor Fund”), which merged into the Fund after the close of business on June 2, 2017. The Predecessor Fund was advised by Henderson Global Investors (North America) Inc. and subadvised by Henderson Investment Management Limited. Class A Shares, Class C Shares, Class I Shares, and Class R6 Shares of the Predecessor Fund were reorganized into Class A Shares, Class C Shares, Class I Shares, and Class N Shares, respectively, of the Fund. In connection with this reorganization, certain shareholders of the Predecessor Fund who held shares directly with the Predecessor Fund and not through an intermediary had the Class A Shares, Class C Shares, Class I Shares, and Class N Shares of the Fund received in the reorganization automatically exchanged for Class D Shares of the Fund following the reorganization. Class A Shares, Class C Shares, and Class I Shares of the Predecessor Fund commenced operations with the Predecessor Fund’s inception on August 1, 2012. Class R6 Shares of the Predecessor Fund commenced operations on November 30, 2015. Class D Shares, Class S Shares, and Class T Shares commenced operations on June 5, 2017.

Performance of Class A Shares shown for periods prior to June 5, 2017, reflects the performance of Class A Shares of the Predecessor Fund, calculated using the fees and expenses of Class A Shares of the Predecessor Fund, in effect during the periods shown, net of any applicable fee and expense limitations or waivers.

Performance of Class C Shares shown for periods prior to June 5, 2017, reflects the performance of Class C Shares of the Predecessor Fund, calculated using the fees and expenses of Class C Shares of the Predecessor Fund, in effect during the periods shown, net of any applicable fee and expense limitations or waivers.

Performance of Class I Shares shown for periods prior to June 5, 2017, reflects the performance of Class I Shares of the Predecessor Fund, calculated using the fees and expenses of Class I Shares of the Predecessor Fund, in effect during the periods shown, net of any applicable fee and expense limitations or waivers.

Performance of Class N Shares shown for periods prior to June 5, 2017, reflects the performance of Class R6 Shares of the Predecessor Fund, calculated using the fees and expenses of Class R6 Shares of the Predecessor Fund, in effect during the periods shown, net of any applicable fee and expense limitations or waivers, except that for periods prior to November 30, 2015, performance for Class N Shares reflects the performance of Class I Shares of the Predecessor Fund, calculated using the estimated fees and expenses of Class N Shares, net of any applicable fee and expense limitations or waivers.

Performance of Class S Shares shown for periods prior to June 5, 2017, reflects the performance of Class I Shares of the Predecessor Fund, calculated using the estimated fees and expenses of Class S Shares, net of any applicable fee and expense limitations or waivers.

Performance of Class T Shares shown for periods prior to June 5, 2017, reflects the performance of Class I Shares of the Predecessor Fund, calculated using the estimated fees and expenses of Class T Shares, net of any applicable fee and expense limitations or waivers.

Performance of Class D Shares shown for periods prior to June 5, 2017, reflects the performance of Class I Shares of the Predecessor Fund, calculated using the estimated fees and expenses of Class D Shares, net of any applicable fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2021 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Fund Report.”

*The Predecessor Fund’s inception date – August 1, 2012

‡ As stated in the prospectus. See Financial Highlights for actual expense ratios during the reporting period.

4	DECEMBER 31, 2021

Janus Henderson Dividend & Income Builder Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (7/1/21)	Ending Account Value (12/31/21)	Expenses Paid During Period (7/1/21 - 12/31/21)†	Beginning Account Value (7/1/21)	Ending Account Value (12/31/21)	Expenses Paid During Period (7/1/21 - 12/31/21)†	Net Annualized Expense Ratio (7/1/21 - 12/31/21)
Class A Shares	$1,000.00	$1,035.30	$6.00	$1,000.00	$1,019.31	$5.96	1.17%
Class C Shares	$1,000.00	$1,031.50	$9.83	$1,000.00	$1,015.53	$9.75	1.92%
Class D Shares	$1,000.00	$1,035.90	$5.08	$1,000.00	$1,020.21	$5.04	0.99%
Class I Shares	$1,000.00	$1,036.60	$4.83	$1,000.00	$1,020.47	$4.79	0.94%
Class N Shares	$1,000.00	$1,037.70	$4.47	$1,000.00	$1,020.82	$4.43	0.87%
Class S Shares	$1,000.00	$1,036.40	$5.08	$1,000.00	$1,020.21	$5.04	0.99%
Class T Shares	$1,000.00	$1,035.50	$5.64	$1,000.00	$1,019.66	$5.60	1.10%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

Janus Investment Fund	5

Janus Henderson Dividend & Income Builder Fund

Schedule of Investments (unaudited)

December 31, 2021

Shares or Principal Amounts		Value
Corporate Bonds– 11.6%
Banking – 1.1%
Barclays Bank PLC, ICE LIBOR USD 3 Month + 1.5500%, 6.2780%‡,µ	$910,000	$1,262,625
Lloyds Banking Group PLC,
US Treasury Yield Curve Rate 5 Year + 1.5000%, 3.3690%, 12/14/46‡	571,000	567,983
		1,830,608
Capital Goods – 0.4%
Ball Corp, 2.8750%, 8/15/30	650,000	630,500
Communications – 4.8%
CCO Holdings LLC / CCO Holdings Capital Corp, 4.5000%, 8/15/30 (144A)	500,000	511,595
CCO Holdings LLC / CCO Holdings Capital Corp, 4.5000%, 5/1/32	500,000	514,375
Charter Communications Operating LLC / Charter Communications Operating Capital,
4.2000%, 3/15/28	1,000,000	1,095,141
Crown Castle International Corp, 3.8000%, 2/15/28	1,000,000	1,088,094
Sirius XM Radio Inc, 5.5000%, 7/1/29 (144A)	1,000,000	1,077,500
T-Mobile USA Inc, 3.8750%, 4/15/30	925,000	1,011,722
Virgin Media Finance PLC, 5.0000%, 7/15/30 (144A)	1,000,000	995,000
Vodafone Group PLC, 4.3750%, 5/30/28	500,000	562,593
Ziggo BV, 4.8750%, 1/15/30 (144A)	1,000,000	1,025,600
		7,881,620
Consumer Cyclical – 0.5%
Service Corp International/US, 5.1250%, 6/1/29	800,000	858,000
Consumer Non-Cyclical – 3.0%
Anheuser-Busch InBev Worldwide Inc, 4.7500%, 1/23/29	1,500,000	1,745,903
Constellation Brands Inc, 3.1500%, 8/1/29	600,000	632,825
Elanco Animal Health Inc, 5.9000%, 8/28/28	450,000	522,000
HCA Inc, 3.5000%, 9/1/30	1,000,000	1,056,875
Sysco Corp, 5.9500%, 4/1/30	498,000	621,603
Tesco PLC, 6.1500%, 11/15/37 (144A)	314,000	407,842
		4,987,048
Insurance – 0.3%
Centene Corp, 3.3750%, 2/15/30	500,000	509,195
Real Estate Investment Trusts (REITs) – 0.7%
Digital Realty Trust LP, 3.6000%, 7/1/29	1,000,000	1,082,362
Technology – 0.8%
CrowdStrike Holdings Inc, 3.0000%, 2/15/29	950,000	938,125
VMware Inc, 3.9000%, 8/21/27	353,000	384,314
		1,322,439
Total Corporate Bonds (cost $18,026,017)		19,101,772
Common Stocks– 82.8%
Automobiles – 1.6%
Daimler AG	16,232	1,248,957
Stellantis NV	75,480	1,433,762
		2,682,719
Banks – 5.4%
BAWAG Group AG (144A)*	32,570	2,009,601
Citigroup Inc	33,858	2,044,685
ING Groep NV	155,514	2,167,278
Lloyds Banking Group PLC	4,288,793	2,774,340
		8,995,904
Beverages – 3.0%
Coca-Cola Co	51,151	3,028,651
PepsiCo Inc	11,005	1,911,679
		4,940,330
Biotechnology – 1.0%
AbbVie Inc	12,136	1,643,214
Capital Markets – 3.3%
CME Group Inc	7,057	1,612,242

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

6	DECEMBER 31, 2021

Janus Henderson Dividend & Income Builder Fund

Schedule of Investments (unaudited)

December 31, 2021

Shares or Principal Amounts		Value
Common Stocks– (continued)
Capital Markets– (continued)
UBS Group AG	209,320	$3,773,229
		5,385,471
Chemicals – 1.3%
Air Products & Chemicals Inc	7,273	2,212,883
Communications Equipment – 2.1%
Cisco Systems Inc	55,000	3,485,350
Consumer Finance – 0.8%
OneMain Holdings Inc	24,779	1,239,941
Containers & Packaging – 0.9%
Amcor PLC	128,481	1,543,910
Diversified Telecommunication Services – 1.7%
Telenor ASA	82,460	1,298,317
TELUS Corp	63,876	1,504,480
		2,802,797
Electric Utilities – 2.1%
Enel SpA	168,064	1,348,063
Iberdrola SA	181,907	2,155,723
		3,503,786
Electrical Equipment – 3.8%
ABB Ltd	58,033	2,223,462
nVent Electric PLC	54,051	2,053,938
Schneider Electric SE	10,103	1,983,497
		6,260,897
Electronic Equipment, Instruments & Components – 1.2%
Corning Inc	51,387	1,913,138
Entertainment – 0.6%
Nintendo Co Ltd	2,200	1,026,259
Equity Real Estate Investment Trusts (REITs) – 1.0%
Crown Castle International Corp	8,167	1,704,780
Food Products – 3.6%
Mondelez International Inc	26,161	1,734,736
Nestle SA (REG)	29,913	4,184,996
		5,919,732
Health Care Equipment & Supplies – 1.1%
Medtronic PLC	18,202	1,882,997
Hotels, Restaurants & Leisure – 1.1%
McDonald's Corp	7,071	1,895,523
Household Durables – 1.2%
Panasonic Corp	184,700	2,031,523
Industrial Conglomerates – 1.3%
Honeywell International Inc	10,215	2,129,930
Information Technology Services – 0.9%
Fidelity National Information Services Inc	13,361	1,458,353
Insurance – 5.3%
AIA Group Ltd	110,200	1,110,861
AXA SA	109,305	3,258,258
Direct Line Insurance Group PLC	353,870	1,336,117
Manulife Financial Corp	86,110	1,641,455
Sampo Oyj	29,140	1,461,594
		8,808,285
Interactive Media & Services – 0.9%
Tencent Holdings Ltd	24,700	1,447,034
Machinery – 1.6%
Volvo AB	112,126	2,602,371
Metals & Mining – 1.2%
Anglo American PLC	46,581	1,901,240
Multi-Utilities – 1.4%
National Grid PLC	91,885	1,317,848

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	7

Janus Henderson Dividend & Income Builder Fund

Schedule of Investments (unaudited)

December 31, 2021

Shares or Principal Amounts		Value
Common Stocks– (continued)
Multi-Utilities– (continued)
Sempra Energy	7,000	$925,960
		2,243,808
Oil, Gas & Consumable Fuels – 3.3%
Royal Dutch Shell PLC	123,743	2,720,168
Total SE	54,978	2,793,243
		5,513,411
Paper & Forest Products – 2.1%
UPM-Kymmene Oyj	91,043	3,467,890
Personal Products – 1.4%
Unilever PLC	42,728	2,288,818
Pharmaceuticals – 9.5%
AstraZeneca PLC	27,039	3,175,462
Bristol-Myers Squibb Co	37,458	2,335,506
Merck & Co Inc	32,893	2,520,920
Novartis AG	15,246	1,343,670
Novo Nordisk A/S	18,056	2,031,964
Roche Holding AG	3,990	1,660,565
Sanofi	27,024	2,725,073
		15,793,160
Professional Services – 1.7%
RELX PLC	88,942	2,887,681
Semiconductor & Semiconductor Equipment – 5.7%
Alphawave IP Group PLC*	315,496	853,073
Broadcom Inc	3,891	2,589,110
Powertech Technology Inc	203,000	717,110
Taiwan Semiconductor Manufacturing Co Ltd (ADR)	24,259	2,918,600
Texas Instruments Inc	12,639	2,382,072
		9,459,965
Software – 4.5%
Microsoft Corp	22,295	7,497,981
Specialty Retail – 0.5%
Topsports International Holdings Ltd (144A)	758,000	767,012
Textiles, Apparel & Luxury Goods – 2.9%
Burberry Group PLC	81,218	1,997,668
Cie Financiere Richemont SA (REG)	8,764	1,317,631
VF Corp	20,756	1,519,754
		4,835,053
Tobacco – 0.8%
Imperial Brands PLC	62,260	1,362,014
Wireless Telecommunication Services – 1.0%
Tele2 AB	109,630	1,566,836
Total Common Stocks (cost $110,290,137)		137,101,996
Preferred Stocks– 1.9%
Technology Hardware, Storage & Peripherals – 1.9%
Samsung Electronics Co Ltd((cost $2,055,244)	53,140	3,183,214
Investment Companies– 3.1%
Money Markets – 3.1%
Janus Henderson Cash Liquidity Fund LLC, 0.0570%ºº,£((cost $5,177,268)	5,176,750	5,177,268
Total Investments (total cost $135,548,666) – 99.4%		164,564,250
Cash, Receivables and Other Assets, net of Liabilities – 0.6%		998,358
Net Assets – 100%		$165,562,608

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	DECEMBER 31, 2021

Janus Henderson Dividend & Income Builder Fund

Schedule of Investments (unaudited)

December 31, 2021

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$70,978,747	43.1%
United Kingdom	21,233,973	12.9
Switzerland	14,503,553	8.8
France	10,760,071	6.5
Netherlands	8,369,377	5.1
Finland	4,929,484	3.0
Sweden	4,169,207	2.5
Taiwan	3,635,710	2.2
South Korea	3,183,214	1.9
Canada	3,145,935	1.9
Japan	3,057,782	1.9
Italy	2,781,825	1.7
China	2,214,046	1.4
Spain	2,155,723	1.3
Denmark	2,031,964	1.2
Austria	2,009,601	1.2
Belgium	1,745,903	1.1
Norway	1,298,317	0.8
Germany	1,248,957	0.8
Hong Kong	1,110,861	0.7

Total	$164,564,250	100.0%

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Value at 12/31/21
Investment Companies - 3.1%
Money Markets - 3.1%
Janus Henderson Cash Liquidity Fund LLC, 0.0570%ºº	$1,503	$-	$-	$5,177,268

	Value at 6/30/21	Purchases	Sales Proceeds	Value at 12/31/21
Investment Companies - 3.1%
Money Markets - 3.1%
Janus Henderson Cash Liquidity Fund LLC, 0.0570%ºº	4,002,763	27,429,618	(26,255,113)	5,177,268

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

Janus Henderson Dividend & Income Builder Fund

Notes to Schedule of Investments and Other Information (unaudited)

MSCI World IndexSM	MSCI World IndexSM reflects the equity market performance of global developed markets.
75% MSCI World / 25% Bloomberg Global Agg Credit (USD Hedged) Index

75% MSCI World / 25% Bloomberg Global Agg Credit (USD Hedged) Index is an internally-calculated, hypothetical combination of total returns from the MSCI World IndexSM (75%) and the Bloomberg Global Aggregate Credit Index (USD Hedged) (25%).

ADR	American Depositary Receipt
ICE	Intercontinental Exchange
LIBOR	London Interbank Offered Rate
LLC	Limited Liability Company
LP	Limited Partnership
PLC	Public Limited Company
REG	Registered

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Unless otherwise noted, these securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the period ended December 31, 2021 is $6,794,150, which represents 4.1% of net assets.

*	Non-income producing security.

‡

Variable or floating rate security. Rate shown is the current rate as of December 31, 2021. Certain variable rate securities are not based on a published reference rate and spread; they are determined by the issuer or agent and current market conditions. Reference rate is as of reset date and may vary by security, which may not indicate a reference rate and/or spread in their description.

ºº	Rate shown is the 7-day yield as of December 31, 2021.

µ	Perpetual security. Perpetual securities have no stated maturity date, but they may be called/redeemed by the issuer. The date indicated, if any, represents the next call date.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of December 31, 2021. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments In Securities:
Corporate Bonds	$-	$19,101,772	$-
Common Stocks	137,101,996	-	-
Preferred Stocks	3,183,214	-	-
Investment Companies	-	5,177,268	-
Total Assets	$140,285,210	$24,279,040	$-

10	DECEMBER 31, 2021

Janus Henderson Dividend & Income Builder Fund

Statement of Assets and Liabilities (unaudited)

December 31, 2021

See footnotes at the end of the Statement.

Assets:
Unaffiliated investments, at value (cost $130,371,398)	$159,386,982
Affiliated investments, at value (cost $5,177,268)	5,177,268
Cash denominated in foreign currency (cost $40,847)	40,847
Non-interested Trustees' deferred compensation	4,320
Receivables:
Foreign tax reclaims	757,754
Fund shares sold	299,509
Interest	235,277
Dividends	164,342
Dividends from affiliates	290
Other assets	24,292
Total Assets	166,090,881
Liabilities:
Payables:	—
Fund shares repurchased	284,026
Advisory fees	101,887
Professional fees	40,176
Transfer agent fees and expenses	22,574
12b-1 Distribution and shareholder servicing fees	21,598
Non-affiliated fund administration fees payable	20,445
Printing fees	11,505
Custodian fees	5,720
Non-interested Trustees' deferred compensation fees	4,320
Affiliated fund administration fees payable	364
Non-interested Trustees' fees and expenses	60
Accrued expenses and other payables	15,598
Total Liabilities	528,273
Net Assets	$165,562,608

See Notes to Financial Statements.

Janus Investment Fund	11

Janus Henderson Dividend & Income Builder Fund

Statement of Assets and Liabilities (unaudited)

December 31, 2021

Net Assets Consist of:
Capital (par value and paid-in surplus)	$135,197,452
Total distributable earnings (loss)	30,365,156
Total Net Assets	$165,562,608
Net Assets - Class A Shares	$35,894,455
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	2,415,086
Net Asset Value Per Share(1)	$14.86
Maximum Offering Price Per Share(2)	$15.77
Net Assets - Class C Shares	$15,987,402
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,103,057
Net Asset Value Per Share(1)	$14.49
Net Assets - Class D Shares	$14,300,855
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	961,471
Net Asset Value Per Share	$14.87
Net Assets - Class I Shares	$69,394,870
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	4,655,959
Net Asset Value Per Share	$14.90
Net Assets - Class N Shares	$5,004,784
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	336,454
Net Asset Value Per Share	$14.88
Net Assets - Class S Shares	$66,904
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	4,520
Net Asset Value Per Share	$14.80
Net Assets - Class T Shares	$24,913,338
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,678,358
Net Asset Value Per Share	$14.84

(1) Redemption price per share may be reduced for any applicable contingent deferred sales charge. (2) Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

12	DECEMBER 31, 2021

Janus Henderson Dividend & Income Builder Fund

Statement of Operations (unaudited)

For the period ended December 31, 2021

Investment Income:
Dividends	$2,365,897
Interest	353,163
Dividends from affiliates	1,503
Other income	643
Foreign tax withheld	(51,127)
Total Investment Income	2,670,079
Expenses:
Advisory fees	612,240
12b-1 Distribution and shareholder servicing fees:
Class A Shares	44,072
Class C Shares	82,491
Class S Shares	2
Transfer agent administrative fees and expenses:
Class D Shares	7,272
Class S Shares	83
Class T Shares	32,235
Transfer agent networking and omnibus fees:
Class A Shares	10,173
Class C Shares	5,828
Class I Shares	30,234
Other transfer agent fees and expenses:
Class A Shares	1,020
Class C Shares	398
Class D Shares	1,913
Class I Shares	1,493
Class N Shares	26
Class S Shares	1
Class T Shares	186
Registration fees	41,618
Professional fees	29,636
Custodian fees	12,543
Shareholder reports expense	5,164
Affiliated fund administration fees	2,040
Non-interested Trustees’ fees and expenses	1,312
Other expenses	36,024
Total Expenses	958,004
Less: Excess Expense Reimbursement and Waivers	(54,735)
Net Expenses	903,269
Net Investment Income/(Loss)	1,766,810

See Notes to Financial Statements.

Janus Investment Fund	13

Janus Henderson Dividend & Income Builder Fund

Statement of Operations (unaudited)

For the period ended December 31, 2021

Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	$2,874,692
Total Net Realized Gain/(Loss) on Investments	2,874,692
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation	1,069,997
Total Change in Unrealized Net Appreciation/Depreciation	1,069,997
Net Increase/(Decrease) in Net Assets Resulting from Operations	$5,711,499

See Notes to Financial Statements.

14	DECEMBER 31, 2021

Janus Henderson Dividend & Income Builder Fund

Statements of Changes in Net Assets

	Period ended December 31, 2021 (unaudited)	Year ended June 30, 2021

Operations:
Net investment income/(loss)	$1,766,810	$6,627,446
Net realized gain/(loss) on investments	2,874,692	9,798,091
Change in unrealized net appreciation/depreciation	1,069,997	19,064,789
Net Increase/(Decrease) in Net Assets Resulting from Operations	5,711,499	35,490,326
Dividends and Distributions to Shareholders:
Class A Shares	(1,119,107)	(922,789)
Class C Shares	(471,679)	(535,090)
Class D Shares	(441,922)	(289,026)
Class I Shares	(2,236,254)	(2,454,818)
Class N Shares	(110,936)	(19,650)
Class S Shares	(2,212)	(2,013)
Class T Shares	(786,893)	(833,130)
Net Decrease from Dividends and Distributions to Shareholders	(5,169,003)	(5,056,516)
Capital Share Transactions:
Class A Shares	2,542,249	2,588,997
Class C Shares	(1,778,259)	(6,954,888)
Class D Shares	2,381,802	3,531,028
Class I Shares	699,538	(20,975,340)
Class N Shares	4,365,918	106,694
Class S Shares	2,212	2,013
Class T Shares	(3,707,886)	(2,825,346)
Net Increase/(Decrease) from Capital Share Transactions	4,505,574	(24,526,842)
Net Increase/(Decrease) in Net Assets	5,048,070	5,906,968
Net Assets:
Beginning of period	160,514,538	154,607,570
End of period	$165,562,608	$160,514,538

See Notes to Financial Statements.

Janus Investment Fund	15

Janus Henderson Dividend & Income Builder Fund

Financial Highlights

Class A Shares
For a share outstanding during the period end December 31, 2021 (unaudited) and the year or period ended June 30	2021	2021	2020	2019	2018	2017(1)
Net Asset Value, Beginning of Period	$14.83	$12.31	$13.09	$13.18	$12.94	$12.16
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.16	0.56	0.36	0.42	0.36	0.38
Net realized and unrealized gain/(loss)	0.35	2.40	(0.72)	(0.03)	0.24	0.75
Total from Investment Operations	0.51	2.96	(0.36)	0.39	0.60	1.13
Less Dividends and Distributions:
Dividends (from net investment income)	(0.29)	(0.44)	(0.42)	(0.37)	(0.36)	(0.35)
Distributions (from capital gains)	(0.19)	—	—	(0.11)	—	—
Total Dividends and Distributions	(0.48)	(0.44)	(0.42)	(0.48)	(0.36)	(0.35)
Net Asset Value, End of Period	$14.86	$14.83	$12.31	$13.09	$13.18	$12.94
Total Return*	3.53%	24.38%	(2.79)%	3.14%	4.63%	9.44%
Net Assets, End of Period (in thousands)	$35,894	$33,270	$25,517	$32,262	$29,294	$25,824
Average Net Assets for the Period (in thousands)	$34,580	$28,797	$30,893	$30,675	$27,827	$29,932
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.23%	1.24%	1.25%	1.32%	1.14%	1.23%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.17%	1.15%	1.16%	1.17%	1.14%	1.23%
Ratio of Net Investment Income/(Loss)	2.14%	4.06%	2.83%	3.23%	2.71%	3.36%
Portfolio Turnover Rate	14%	52%	59%	44%	36%	55%

Class C Shares
For a share outstanding during the period end December 31, 2021 (unaudited) and the year or period ended June 30	2021	2021	2020	2019	2018	2017(1)
Net Asset Value, Beginning of Period	$14.49	$12.07	$12.89	$13.01	$12.81	$12.05
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.10	0.44	0.27	0.31	0.25	0.30
Net realized and unrealized gain/(loss)	0.34	2.36	(0.74)	(0.01)	0.24	0.73
Total from Investment Operations	0.44	2.80	(0.47)	0.30	0.49	1.03
Less Dividends and Distributions:
Dividends (from net investment income)	(0.25)	(0.38)	(0.35)	(0.31)	(0.29)	(0.27)
Distributions (from capital gains)	(0.19)	—	—	(0.11)	—	—
Total Dividends and Distributions	(0.44)	(0.38)	(0.35)	(0.42)	(0.29)	(0.27)
Net Asset Value, End of Period	$14.49	$14.49	$12.07	$12.89	$13.01	$12.81
Total Return*	3.15%	23.48%	(3.68)%	2.41%	3.85%	8.62%
Net Assets, End of Period (in thousands)	$15,987	$17,760	$21,018	$30,356	$29,203	$30,671
Average Net Assets for the Period (in thousands)	$16,480	$19,671	$25,897	$30,095	$31,115	$32,821
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.99%	1.96%	1.98%	2.06%	1.91%	2.01%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.92%	1.87%	1.89%	1.91%	1.91%	2.01%
Ratio of Net Investment Income/(Loss)	1.40%	3.24%	2.15%	2.48%	1.85%	2.68%
Portfolio Turnover Rate	14%	52%	59%	44%	36%	55%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from August 1, 2016 through June 30, 2017. The Fund changed its fiscal year end from July 31 to June 30.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

16	DECEMBER 31, 2021

Janus Henderson Dividend & Income Builder Fund

Financial Highlights

Class A Shares
For a share outstanding during the year or period ended July 31	2016
Net Asset Value, Beginning of Period	$12.50
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.40
Net realized and unrealized gain/(loss)	(0.40)
Total from Investment Operations	—
Less Dividends and Distributions:
Dividends (from net investment income)	(0.34)
Total Dividends and Distributions	(0.34)
Net Asset Value, End of Period	$12.16
Total Return*	0.19%
Net Assets, End of Period (in thousands)	$40,869
Average Net Assets for the Period (in thousands)	$30,357
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.27%(2)
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.27%(3)
Ratio of Net Investment Income/(Loss)	3.37%(4)
Portfolio Turnover Rate	39%

Class C Shares
For a share outstanding during the year or period ended July 31	2016
Net Asset Value, Beginning of Period	$12.40
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.30
Net realized and unrealized gain/(loss)	(0.39)
Total from Investment Operations	(0.09)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.26)
Total Dividends and Distributions	(0.26)
Net Asset Value, End of Period	$12.05
Total Return*	(0.58)%
Net Assets, End of Period (in thousands)	$33,327
Average Net Assets for the Period (in thousands)	$24,477
Ratios to Average Net Assets**:
Ratio of Gross Expenses	2.04%(2)
Ratio of Net Expenses (After Waivers and Expense Offsets)	2.03%(3)
Ratio of Net Investment Income/(Loss)	2.55%(4)
Portfolio Turnover Rate	39%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) The Ratio of Gross Expenses include a reimbursement of prior period custodian out-of-pocket expenses. The Ratio of Gross Expenses would have been 0.02% higher had the custodian not reimbursed the Fund.

(3) The Ratio of Net Expenses (After Waivers and Expense Offsets) include a reimbursement of prior period custodian out-of-pocket expenses. The Ratio of Net Expenses (After Waivers and Expense Offsets) would have been 0.01% higher had the custodian not reimbursed the Fund.

(4) The Ratio of Net Investment Income/(Loss) include a reimbursement of prior period custodian out-of-pocket expenses. The Ratio of Net Investment Income/(Loss) would have been 0.01% lower had the custodian not reimbursed the Fund.

See Notes to Financial Statements.

Janus Investment Fund	17

Janus Henderson Dividend & Income Builder Fund

Financial Highlights

Class D Shares
For a share outstanding during the period ended December 31, 2021 (unaudited) and the year or period ended June 30	2021	2021	2020	2019	2018	2017(1)
Net Asset Value, Beginning of Period	$14.84	$12.31	$13.09	$13.17	$12.93	$13.18
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.17	0.60	0.41	0.42	0.46	0.04
Net realized and unrealized gain/(loss)	0.34	2.38	(0.75)	—(3)	0.16	(0.17)
Total from Investment Operations	0.51	2.98	(0.34)	0.42	0.62	(0.13)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.29)	(0.45)	(0.44)	(0.39)	(0.38)	(0.12)
Distributions (from capital gains)	(0.19)	—	—	(0.11)	—	—
Total Dividends and Distributions	(0.48)	(0.45)	(0.44)	(0.50)	(0.38)	(0.12)
Net Asset Value, End of Period	$14.87	$14.84	$12.31	$13.09	$13.17	$12.93
Total Return*	3.59%	24.58%	(2.66)%	3.34%	4.77%	(0.96)%
Net Assets, End of Period (in thousands)	$14,301	$11,877	$6,861	$6,889	$8,072	$472
Average Net Assets for the Period (in thousands)	$12,932	$8,639	$7,041	$7,362	$4,665	$343
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.08%	1.12%	1.20%	1.31%	1.02%	1.10%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.99%	0.98%	0.99%	1.01%	0.99%	1.05%
Ratio of Net Investment Income/(Loss)	2.32%	4.29%	3.20%	3.26%	3.47%	4.27%
Portfolio Turnover Rate	14%	52%	59%	44%	36%	55%

Class I Shares
For a share outstanding during the period end December 31, 2021 (unaudited) and the year or period ended June 30	2021	2021	2020	2019	2018	2017(4)
Net Asset Value, Beginning of Period	$14.86	$12.32	$13.11	$13.19	$12.94	$12.16
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.18	0.59	0.41	0.43	0.40	0.45
Net realized and unrealized gain/(loss)	0.35	2.40	(0.76)	—(3)	0.23	0.71
Total from Investment Operations	0.53	2.99	(0.35)	0.43	0.63	1.16
Less Dividends and Distributions:
Dividends (from net investment income)	(0.30)	(0.45)	(0.44)	(0.40)	(0.38)	(0.38)
Distributions (from capital gains)	(0.19)	—	—	(0.11)	—	—
Total Dividends and Distributions	(0.49)	(0.45)	(0.44)	(0.51)	(0.38)	(0.38)
Net Asset Value, End of Period	$14.90	$14.86	$12.32	$13.11	$13.19	$12.94
Total Return*	3.66%	24.68%	(2.68)%	3.41%	4.86%	9.70%
Net Assets, End of Period (in thousands)	$69,395	$68,416	$74,386	$88,458	$100,825	$78,630
Average Net Assets for the Period (in thousands)	$69,091	$78,344	$81,753	$97,766	$92,797	$66,190
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.00%	0.99%	1.00%	1.06%	0.91%	1.00%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.94%	0.91%	0.91%	0.92%	0.91%	1.00%
Ratio of Net Investment Income/(Loss)	2.36%	4.27%	3.19%	3.35%	2.94%	3.97%
Portfolio Turnover Rate	14%	52%	59%	44%	36%	55%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from June 5, 2017 (inception date) through June 30, 2017.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

(3) Less than $0.005 on a per share basis.

(4) Period from August 1, 2016 through June 30, 2017. The Fund changed its fiscal year end from July 31 to June 30.

See Notes to Financial Statements.

18	DECEMBER 31, 2021

Janus Henderson Dividend & Income Builder Fund

Financial Highlights

Class I Shares
For a share outstanding during the year or period ended July 31	2016
Net Asset Value, Beginning of Period	$12.49
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.40
Net realized and unrealized gain/(loss)	(0.37)
Total from Investment Operations	0.03
Less Dividends and Distributions:
Dividends (from net investment income)	(0.36)
Total Dividends and Distributions	(0.36)
Net Asset Value, End of Period	$12.16
Total Return*	0.48%
Net Assets, End of Period (in thousands)	$46,454
Average Net Assets for the Period (in thousands)	$36,087
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.04%(2)
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.04%(3)
Ratio of Net Investment Income/(Loss)	3.37%(4)
Portfolio Turnover Rate	39%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) The Ratio of Gross Expenses include a reimbursement of prior period custodian out-of-pocket expenses. The Ratio of Gross Expenses would have been 0.02% higher had the custodian not reimbursed the Fund.

(3) The Ratio of Net Expenses (After Waivers and Expense Offsets) include a reimbursement of prior period custodian out-of-pocket expenses. The Ratio of Net Expenses (After Waivers and Expense Offsets) would have been 0.01% higher had the custodian not reimbursed the Fund.

(4) The Ratio of Net Investment Income/(Loss) include a reimbursement of prior period custodian out-of-pocket expenses. The Ratio of Net Investment Income/(Loss) would have been 0.01% lower had the custodian not reimbursed the Fund.

See Notes to Financial Statements.

Janus Investment Fund	19

Janus Henderson Dividend & Income Builder Fund

Financial Highlights

Class N Shares
For a share outstanding during the period ended December 31, 2021 (unaudited) and the year ended June 30	2021	2021	2020	2019	2018	2017(1)
Net Asset Value, Beginning of Period	$14.83	$12.30	$13.08	$13.16	$12.91	$12.17
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.18	0.61	0.41	0.42	0.45	0.40
Net realized and unrealized gain/(loss)	0.36	2.38	(0.74)	0.01	0.19	0.73
Total from Investment Operations	0.54	2.99	(0.33)	0.43	0.64	1.13
Less Dividends and Distributions:
Dividends (from net investment income)	(0.30)	(0.46)	(0.45)	(0.40)	(0.39)	(0.39)
Distributions (from capital gains)	(0.19)	—	—	(0.11)	—	—
Total Dividends and Distributions	(0.49)	(0.46)	(0.45)	(0.51)	(0.39)	(0.39)
Net Asset Value, End of Period	$14.88	$14.83	$12.30	$13.08	$13.16	$12.91
Total Return*	3.77%	24.71%	(2.56)%	3.48%	4.94%	9.44%
Net Assets, End of Period (in thousands)	$5,005	$688	$477	$590	$857	$50
Average Net Assets for the Period (in thousands)	$1,680	$582	$518	$723	$557	$281
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.10%	1.44%	1.51%	1.39%	0.99%	1.12%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.87%	0.84%	0.85%	0.85%	0.86%	1.06%
Ratio of Net Investment Income/(Loss)	2.54%	4.41%	3.22%	3.28%	3.40%	3.58%
Portfolio Turnover Rate	14%	52%	59%	44%	36%	55%

Class S Shares
For a share outstanding during the period ended December 31, 2021 (unaudited) and the year or period ended June 30	2021	2021	2020	2019	2018	2017(3)
Net Asset Value, Beginning of Period	$14.78	$12.27	$13.06	$13.17	$12.93	$13.18
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.17	0.59	0.39	0.43	0.34	0.03
Net realized and unrealized gain/(loss)	0.35	2.39	(0.75)	(0.02)	0.25	(0.16)
Total from Investment Operations	0.52	2.98	(0.36)	0.41	0.59	(0.13)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.31)	(0.47)	(0.43)	(0.41)	(0.35)	(0.12)
Distributions (from capital gains)	(0.19)	—	—	(0.11)	—	—
Total Dividends and Distributions	(0.50)	(0.47)	(0.43)	(0.52)	(0.35)	(0.12)
Net Asset Value, End of Period	$14.80	$14.78	$12.27	$13.06	$13.17	$12.93
Total Return*	3.64%	24.68%	(2.80)%	3.28%	4.52%	(0.97)%
Net Assets, End of Period (in thousands)	$67	$65	$52	$53	$52	$49
Average Net Assets for the Period (in thousands)	$65	$59	$53	$51	$52	$50
Ratios to Average Net Assets**:
Ratio of Gross Expenses	5.81%	6.21%	6.96%	7.11%	2.77%	1.44%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.99%	0.91%	1.08%	1.04%	1.21%	1.44%
Ratio of Net Investment Income/(Loss)	2.32%	4.27%	3.04%	3.32%	2.56%	3.22%
Portfolio Turnover Rate	14%	52%	59%	44%	36%	55%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from August 1, 2016 through June 30, 2017. The Fund changed its fiscal year end from July 31 to June 30.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

(3) Period from June 5, 2017 (inception date) through June 30, 2017.

See Notes to Financial Statements.

20	DECEMBER 31, 2021

Janus Henderson Dividend & Income Builder Fund

Financial Highlights

Class N Shares
For a share outstanding during the period ended July 31	2016(1)
Net Asset Value, Beginning of Period	$11.95
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.28
Net realized and unrealized gain/(loss)	0.17
Total from Investment Operations	0.45
Less Dividends and Distributions:
Dividends (from net investment income)	(0.23)
Total Dividends and Distributions	(0.23)
Net Asset Value, End of Period	$12.17
Total Return*	3.93%
Net Assets, End of Period (in thousands)	$403
Average Net Assets for the Period (in thousands)	$406
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.09%(3)
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.03%(4)
Ratio of Net Investment Income/(Loss)	3.51%(5)
Portfolio Turnover Rate	39%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from November 30, 2015 (inception date) through July 31, 2016.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

(3) The Ratio of Gross Expenses include a reimbursement of prior period custodian out-of-pocket expenses. The Ratio of Gross Expenses would have been 0.02% higher had the custodian not reimbursed the Fund.

(4) The Ratio of Net Expenses (After Waivers and Expense Offsets) include a reimbursement of prior period custodian out-of-pocket expenses. The Ratio of Net Expenses (After Waivers and Expense Offsets) would have been 0.01% higher had the custodian not reimbursed the Fund.

(5) The Ratio of Net Investment Income/(Loss) include a reimbursement of prior period custodian out-of-pocket expenses. The Ratio of Net Investment Income/(Loss) would have been 0.01% lower had the custodian not reimbursed the Fund.

See Notes to Financial Statements.

Janus Investment Fund	21

Janus Henderson Dividend & Income Builder Fund

Financial Highlights

Class T Shares
For a share outstanding during the period ended December 31, 2021 (unaudited) and the year or period ended June 30	2021	2021	2020	2019	2018	2017(1)
Net Asset Value, Beginning of Period	$14.81	$12.29	$13.08	$13.16	$12.93	$13.18
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.17	0.56	0.41	0.43	0.49	0.03
Net realized and unrealized gain/(loss)	0.34	2.40	(0.77)	(0.02)	0.11	(0.16)
Total from Investment Operations	0.51	2.96	(0.36)	0.41	0.60	(0.13)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.29)	(0.44)	(0.43)	(0.38)	(0.37)	(0.12)
Distributions (from capital gains)	(0.19)	—	—	(0.11)	—	—
Total Dividends and Distributions	(0.48)	(0.44)	(0.43)	(0.49)	(0.37)	(0.12)
Net Asset Value, End of Period	$14.84	$14.81	$12.29	$13.08	$13.16	$12.93
Total Return*	3.55%	24.45%	(2.80)%	3.29%	4.66%	(0.96)%
Net Assets, End of Period (in thousands)	$24,913	$28,439	$26,296	$15,553	$9,755	$59
Average Net Assets for the Period (in thousands)	$25,307	$26,581	$19,478	$11,844	$3,644	$52
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.17%	1.18%	1.21%	1.28%	1.13%	1.20%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.10%	1.09%	1.09%	1.10%	1.11%	1.19%
Ratio of Net Investment Income/(Loss)	2.21%	4.06%	3.29%	3.36%	3.75%	3.48%
Portfolio Turnover Rate	14%	52%	59%	44%	36%	55%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from June 5, 2017 (inception date) through June 30, 2017.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

22	DECEMBER 31, 2021

Janus Henderson Dividend & Income Builder Fund

Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

Janus Henderson Dividend & Income Builder Fund (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 41 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks to provide current income from a portfolio of securities that exceeds the average yield on global stocks, and aims to provide a growing stream of income per share over time. The Fund's secondary objective is to seek to provide long-term capital appreciation. The Fund is classified as diversified, as defined in the 1940 Act. Janus Henderson Investors US LLC (formerly Janus Capital Management LLC) is the investment adviser (the “Adviser”) to the Fund.

Pursuant to the Agreement and Plan of Reorganization, the Fund acquired all the assets and liabilities of the Henderson Dividend & Income Builder Fund (the “Predecessor Fund”), a series of Henderson Global Funds, in exchange for Class A, Class C, Class I and Class N Fund shares having an aggregate net asset value equal to the value of the aggregate net assets of the same share class of the Predecessor Fund (except that Class R6 Predecessor Fund shares were exchanged for Class N Fund shares) (the “Reorganization”). The Reorganization occurred at the close of business on June 2, 2017.

The Predecessor Fund and the Fund had identical investment objectives and substantially similar investment policies and principal risks. For financial reporting purposes, the Predecessor Fund’s financial and performance history prior to the Reorganization is carried forward and reflected in the Fund’s financial highlights.

The last fiscal year end of the Predecessor Fund was July 31, 2016. Subsequent to July 31, 2016, the Fund changed its fiscal year end to June 30, 2017, to reflect the fiscal year end of certain funds of the Trust.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares.

Class A Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class C Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, and bank trust platforms.

Class C Shares are closed to investments by new employer-sponsored retirement plans and existing employer-sponsored retirement plans are no longer able to make additional purchases or exchanges into Class C Shares.

The Funds currently implement an automatic conversion feature pursuant to which Class C Shares that have been held for eight years are automatically converted to Class A Shares without the imposition of any sales charge, fee or other charge. The conversion will generally occur no later than ten business days in the month following the month of the eighth anniversary of the date of purchase. Class C Shares purchased through the reinvestment of dividends and other distributions on Class C Shares will convert to Class A Shares at the same time as the original Class C Shares with respect to which they were purchased. For Class C Shares held in omnibus accounts on intermediary platforms, the Fund will rely on these intermediaries to implement this conversion feature. Your financial intermediary may have separate policies and procedures as to when and how Class C Shares may be converted to Class A Shares. Please contact your financial intermediary for additional information.

Effective July 6, 2020, Class D Shares are available to new investors, subject to any closed fund policies for a Fund, as applicable. Previously, Class D Shares were only available to investors who already had a direct account with the Janus Henderson funds; immediate family members or members of the same household of an eligible individual investor; and existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus Henderson funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to,

Janus Investment Fund	23

Janus Henderson Dividend & Income Builder Fund

Notes to Financial Statements (unaudited)

corporations, certain retirement plans, public plans, and foundations/endowments, who established Class I Share accounts before August 4, 2017.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of: 1) certain adviser-assisted, employer-sponsored retirement plans, including 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and certain welfare benefit plans, such as health savings accounts, and nonqualified deferred compensation plans; and 2) retail investors purchasing in qualified or nonqualified accounts, whose accounts are held through an omnibus account at their financial intermediary, and where the financial intermediary requires no payment or reimbursement from the Fund, the Adviser, or its affiliates. Class N Shares are also available to Janus Henderson proprietary products and to certain direct institutional investors approved by Janus Distributors US LLC dba Janus Henderson Distributors (formerly Janus Distributors LLC) (the “Distributor”) including, but not limited to, corporations, certain retirement plans, public plans, and foundations and endowments, subject to minimum investment requirements.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with the Adviser or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with the Adviser or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with United States of America generally accepted accounting principles ("US GAAP").

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

24	DECEMBER 31, 2021

Janus Henderson Dividend & Income Builder Fund

Notes to Financial Statements (unaudited)

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of December 31, 2021 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income is recorded daily on the accrual basis and includes amortization of premiums and accretion of discounts. The Fund classifies gains and losses on prepayments received as an adjustment to interest income. Debt securities may be placed in non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivables when collection of all or a portion of interest has become doubtful. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Janus Investment Fund	25

Janus Henderson Dividend & Income Builder Fund

Notes to Financial Statements (unaudited)

Estimates

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

Dividends are declared and distributed quarterly for the fund. Realized capital gains, if any, are declared and distributed in December. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or a Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Fund's equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

3. Other Investments and Strategies

Additional Investment Risk

In response to the COVID-19 pandemic, the U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets, including reducing interest rates to record-low levels. Extremely low or negative interest rates may become more prevalent or may not work as intended. As there is little precedent for this situation, the impact on various markets that interest rate or other significant policy changes may have is unknown. The withdrawal of this support, a failure of measures put in place in response to such economic uncertainty, or investor perception that such efforts were

26	DECEMBER 31, 2021

Janus Henderson Dividend & Income Builder Fund

Notes to Financial Statements (unaudited)

not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation.

Widespread disease, including pandemics and epidemics, and natural or environmental disasters, including those which may be attributable to global climate change, such as earthquakes, fires, floods, hurricanes, tsunamis and weather-related phenomena generally, have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a Fund’s investments. Economies and financial markets throughout the world have become increasingly interconnected, which increases the likelihood that events or conditions in one region or country will adversely affect markets or issuers in other regions or countries, including the United States. These disruptions could prevent a Fund from executing advantageous investment decisions in a timely manner and negatively impact a Fund’s ability to achieve its investment objective(s). Any such event(s) could have a significant adverse impact on the value of a Fund. In addition, these disruptions could also impair the information technology and other operational systems upon which the Fund’s service providers, including the Adviser or the subadviser (as applicable), rely, and could otherwise disrupt the ability of employees of the Fund’s service providers to perform essential tasks on behalf of the Fund. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance and reinsurance companies that insure or reinsure against the impact of natural disasters.

A number of countries in the European Union (the “EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen, or spread further within the EU. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Among other things, these developments have adversely affected the value and exchange rate of the euro and pound sterling, and may continue to significantly affect the economies of all EU countries, which in turn may have a material adverse effect on the Fund’s investments in such countries, other countries that depend on EU countries for significant amounts of trade or investment, or issuers with exposure to debt issued by certain EU countries.

Emerging Market Investing

Within the parameters of its specific investment policies, the Fund may invest in securities of issuers or companies from or with exposure to one or more “developing countries” or “emerging market countries.” Such countries include but are not limited to countries included in the MSCI Emerging Markets IndexSM. Emerging market countries in which the Fund may invest include frontier market countries, the economies of which are less developed than other emerging market countries. To the extent that the Fund invests a significant amount of its assets in one or more of these countries, its returns and net asset value may be affected to a large degree by events and economic conditions in such countries. The risks of foreign investing are heightened when investing in emerging markets, which may result in the price of investments in emerging markets experiencing sudden and sharp price swings. In many developing markets, there is less government supervision and regulation of stock exchanges, brokers, and listed companies, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. Similarly, issuers in such markets may not be subject to regulatory, accounting, auditing, and financial reporting and recordkeeping standards comparable to those to which U.S. companies are subject. There is a risk in developing countries that a current or future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, seizure, nationalization, sanctions or imposition of restrictions by various governmental entities on investment and trading, or creation of government monopolies, any of which may have a detrimental effect on the Fund’s investments. In addition, the Fund’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Fund’s investments. To the extent that the Fund invests a significant portion of its assets in the securities of issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative

Janus Investment Fund	27

Janus Henderson Dividend & Income Builder Fund

Notes to Financial Statements (unaudited)

impact on the Fund’s performance. Developing countries may also experience a higher level of exposure and vulnerability to the adverse effects of climate change. This can be attributed to both the geographic location of emerging market countries and/or a country’s lack of access to technology or resources to adjust and adapt to its effects. An increased occurrence and severity of natural disasters and extreme weather events such as droughts and decreased crop yields, heat waves, flooding and rising sea levels, and increased spread of disease, could cause harmful effects to the performance of affected economies. Additionally, foreign and emerging market risks, including, but not limited to, price controls, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, nationalization, and restrictions on repatriation of assets may be heightened to the extent the Fund invests in Chinese local market securities.

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

4. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays the Adviser an investment advisory fee which is calculated daily and paid monthly. The following table reflects the Fund’s contractual investment advisory fee rate (expressed as an annual rate).

Average Daily Net Assets of the Portfolio	Contractual Investment Advisory Fee (%)
First $1 Billion	0.75
Next $1 Billion	0.65
Above $2 Billion	0.55

The Fund’s actual investment advisory fee rate for the reporting period was 0.76% of average annual net assets before any applicable waivers.

The Adviser has entered into a personnel-sharing arrangement with its foreign (non-U.S.) affiliates, Henderson Global Investors Limited, Henderson Global Investors (Japan) Ltd., and Henderson Global Investors (Singapore) Ltd. (collectively, “HGIL”), pursuant to which HGIL and certain employees of HGIL serve as “associated persons” of the Adviser. In this capacity, such employees of HGIL are subject to the oversight and supervision of the Adviser and may provide portfolio management, research, and related services to the Fund on behalf of the Adviser.

The Adviser has contractually agreed to waive the investment advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s total annual fund operating expenses, including the investment advisory fee, but excluding the fees payable pursuant to a Rule 12b-1 plan, shareholder servicing fees, such as transfer agency fees (including out-of-pocket costs), administrative services fees and any networking/omnibus payable by any share class, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.84% of the Fund’s average daily net assets. The Adviser has agreed to continue the waivers for at least a one-year period commencing October 28, 2021. If applicable, amounts waived and/or reimbursed to the Fund by the Adviser are disclosed as “Excess Expense Reimbursement and Waivers” on the Statement of Operations.

Janus Henderson Services US LLC (formerly Janus Services LLC) (the “Transfer Agent”), a wholly-owned subsidiary of the Adviser, is the Fund’s transfer agent. In addition, the Transfer Agent provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund. The Transfer Agent is not compensated for its services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to the

28	DECEMBER 31, 2021

Janus Henderson Dividend & Income Builder Fund

Notes to Financial Statements (unaudited)

Transfer Agent, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between the Transfer Agent and the Fund, the Transfer Agent may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. The Adviser and its affiliates benefit from an increase in assets that may result from such relationships. The Funds’ Trustees have set limits on fees that the Funds may incur with respect to administrative fees paid for omnibus or networked accounts. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Fund pays an annual administrative services fee based on the average daily net assets of Class D Shares for shareholder services provided by the Transfer Agent, as detailed below.

Average Daily Net Assets of Class D Shares of the Janus Henderson funds	Administrative Services Fee
Under $40 billion	0.12%
$40 billion – $49.9 billion	0.10%
Over $49.9 billion	0.08%

The Fund’s actual Class D administrative fee rate was 0.11% for the reporting period.

The Transfer Agent provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

The Transfer Agent receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class S Shares and Class T Shares for providing or procuring administrative services to investors in Class S Shares and Class T Shares of the Fund. The Transfer Agent expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. The Transfer Agent or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class S Shares and Class T Shares of the Fund. The Transfer Agent may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class S Shares and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with the Adviser. For all share classes, the Transfer Agent also seeks reimbursement for costs it incurs as transfer agent and for providing servicing.

The Transfer Agent is compensated for its services related to the Fund’s Class D Shares. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, the Distributor, a wholly-owned subsidiary of the Adviser, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to the Distributor for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution and shareholder servicing fees” in the Statement of Operations.

Janus Investment Fund	29

Janus Henderson Dividend & Income Builder Fund

Notes to Financial Statements (unaudited)

The Adviser serves as administrator to the Fund pursuant to an administration agreement between the Adviser and the Trust. Under the administration agreement, the Adviser is obligated to provide or arrange for the provision of certain administration, compliance, and accounting services to the Fund, including providing office space for the Fund, and is reimbursed by the Fund for certain of its costs in providing these services (to the extent the Adviser seeks reimbursement and such costs are not otherwise waived). In addition, employees of the Adviser and/or its affiliates may serve as officers of the Trust. The Fund pays for some or all of the salaries, fees, and expenses of the Adviser employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by the Adviser, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services the Adviser (or any subadvisor, as applicable) provides to the Fund. These amounts are disclosed as “Affiliated fund administration fees” on the Statement of Operations. In addition, some expenses related to compensation payable to the Fund’s Chief Compliance Officer and certain compliance staff, all of whom are employees of the Adviser and/or its affiliates, are shared with the Fund. Total compensation of $192,161 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the period ended December 31, 2021. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of December 31, 2021 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Total distributable earnings (loss)” on the Statement of Assets and Liabilities. Deferred compensation expenses for the period ended December 31, 2021 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $204,400 were paid by the Trust to the Trustees under the Deferred Plan during the period ended December 31, 2021.

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or non-affiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles that operate as money market funds. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, the Adviser has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Henderson Cash Liquidity Fund LLC (the “Sweep Vehicle”) is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. The Sweep Vehicle operates pursuant to the provisions of the 1940 Act that govern the operation of money market funds and prices its shares at NAV reflecting market-based values of its portfolio securities (i.e., a “floating” NAV) rounded to the fourth decimal place (e.g., $1.0000). The Sweep Vehicle is permitted to impose a liquidity fee (of up to 2%) on redemptions from the Sweep Vehicle or a redemption gate that temporarily suspends redemptions from the Sweep Vehicle for up to 10 business days during a 90 day period. There are no restrictions on the Fund's ability to withdraw investments from the Sweep Vehicle at will, and there are no unfunded capital commitments due from the Fund to the Sweep Vehicle. The Sweep Vehicle does not charge any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended December 31, 2021 can be found in the “Schedules of Affiliated Investments” located in the Schedule of Investments.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Henderson Distributors and financial intermediaries. During the period ended December 31, 2021, Janus Henderson Distributors retained upfront sales charges of $5,068.

30	DECEMBER 31, 2021

Janus Henderson Dividend & Income Builder Fund

Notes to Financial Statements (unaudited)

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. During the period ended December 31, 2021, redeeming shareholders of Class A Shares paid CDSCs of $363 to Janus Henderson Distributors.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class C Shares during the period ended December 31, 2021.

As of December 31, 2021, shares of the Fund were owned by affiliates of Janus Henderson Investors, and/or other funds advised by Janus Henderson, as indicated in the table below:

Class	% of Class Owned	% of Fund Owned
Class A Shares	-%	-%
Class C Shares	-	-
Class D Shares	-	-
Class I Shares	-	-
Class N Shares	1	-*
Class S Shares	100	-*
Class T Shares	-	-

* Less than 0.50%

In addition, other shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with US GAAP).

5. Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from US GAAP. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers.

The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

Accumulated capital losses noted below represent net capital loss carryovers, as of June 30, 2021, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The following table shows these capital loss carryovers.

Capital Loss Carryover Schedule
For the year ended June 30, 2021
No Expiration
Short-Term	Long-Term	Accumulated Capital Losses
$ (421,269)	$ -	$ (421,269)

Janus Investment Fund	31

Janus Henderson Dividend & Income Builder Fund

Notes to Financial Statements (unaudited)

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2021 are noted below. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in partnerships.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 135,605,909	$ 34,060,461	$ (5,102,120)	$ 28,958,341

6. Capital Share Transactions

	Period ended December 31, 2021		Year ended June 30, 2021
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	248,620	$ 3,708,133	469,438	$ 6,617,218
Reinvested dividends and distributions	74,382	1,081,234	65,189	889,976
Shares repurchased	(151,200)	(2,247,118)	(364,176)	(4,918,197)
Net Increase/(Decrease)	171,802	$ 2,542,249	170,451	$ 2,588,997
Class C Shares:
Shares sold	92,817	$ 1,354,256	74,757	$ 1,012,971
Reinvested dividends and distributions	32,774	464,776	38,611	512,302
Shares repurchased	(247,988)	(3,597,291)	(628,893)	(8,480,161)
Net Increase/(Decrease)	(122,397)	$(1,778,259)	(515,525)	$ (6,954,888)
Class D Shares:
Shares sold	256,251	$ 3,812,648	388,944	$ 5,562,595
Reinvested dividends and distributions	29,590	430,508	20,422	281,153
Shares repurchased	(124,851)	(1,861,354)	(166,391)	(2,312,720)
Net Increase/(Decrease)	160,990	$ 2,381,802	242,975	$ 3,531,028
Class I Shares:
Shares sold	462,149	$ 6,891,308	892,094	$ 12,486,388
Reinvested dividends and distributions	152,407	2,220,782	179,858	2,440,611
Shares repurchased	(561,191)	(8,412,552)	(2,505,176)	(35,902,339)
Net Increase/(Decrease)	53,365	$ 699,538	(1,433,224)	$(20,975,340)
Class N Shares:
Shares sold	288,636	$ 4,345,204	8,160	$ 114,242
Reinvested dividends and distributions	7,584	110,935	1,437	19,650
Shares repurchased	(6,154)	(90,221)	(1,994)	(27,198)
Net Increase/(Decrease)	290,066	$ 4,365,918	7,603	$ 106,694
Class S Shares:
Shares sold	-	$ -	-	$ -
Reinvested dividends and distributions	153	2,212	148	2,013
Shares repurchased	-	-	-	-
Net Increase/(Decrease)	153	$ 2,212	148	$ 2,013
Class T Shares:
Shares sold	130,074	$ 1,940,268	815,808	$ 11,586,334
Reinvested dividends and distributions	53,845	781,619	61,123	829,912
Shares repurchased	(425,614)	(6,429,773)	(1,096,586)	(15,241,592)
Net Increase/(Decrease)	(241,695)	$(3,707,886)	(219,655)	$ (2,825,346)

32	DECEMBER 31, 2021

Janus Henderson Dividend & Income Builder Fund

Notes to Financial Statements (unaudited)

7. Purchases and Sales of Investment Securities

For the period ended December 31, 2021, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$21,445,177	$ 21,778,200	$ -	$ -

8. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to December 31, 2021 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

Janus Investment Fund	33

Janus Henderson Dividend & Income Builder Fund

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC as an exhibit to Form N-PORT within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to shareholders. The Fund’s Form N-PORT filings and annual and semiannual reports: (i) are available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free) (or 1-800-525-3713 if you hold Class D shares). Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag under Full Holdings for the Fund at janushenderson.com/info (or janushenderson.com/reports if you hold Class D Shares).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each portfolio of Janus Aspen Series (each, a “VIT Portfolio,” and collectively, the “VIT Portfolios”), as well as each fund of Janus Investment Fund (each, a “Fund,” and collectively, the “Funds” and together with the VIT Portfolios, the “Janus Henderson Funds,” and each, a “Janus Henderson Fund”). As required by law, the Trustees determine annually whether to continue the investment advisory agreement for each Janus Henderson Fund and the subadvisory agreement for each Janus Henderson Fund that utilizes a subadviser.

In connection with their most recent consideration of those agreements for each Janus Henderson Fund, the Trustees received and reviewed information provided by Janus Henderson Investors US LLC (formerly, Janus Capital Management LLC) (the “Adviser”) and the subadviser in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At meetings held on November 3-4, 2021 and December 7-8, 2021, the Trustees’ evaluated the information provided by the Adviser, the subadviser, and the independent fee consultant, as well as other information addressed during the year. Following such evaluation, the Trustees determined that the overall arrangements between each Janus Henderson Fund and the Adviser and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by the Adviser, its affiliates and the subadviser, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment and unanimously approved the continuation of the investment advisory agreement for each Janus Henderson Fund and the subadvisory agreement for each subadvised Janus Henderson Fund, for the period from February 1, 2022 through February 1, 2023, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and, for the purpose of peer comparisons any administration fees (excluding out of pocket costs), net of any waivers, paid by a fund as a percentage of average net assets.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by the Adviser and the subadviser to the Janus Henderson Funds, taking into account the investment objective, strategies and policies of each Janus Henderson

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Additional Information (unaudited)

Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Janus Henderson Funds. In addition, the Trustees reviewed the resources and key personnel of the Adviser and the subadviser, particularly noting those employees who provide investment and risk management services to the Janus Henderson Funds. The Trustees also considered other services provided to the Janus Henderson Funds by the Adviser or the subadviser, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered the Adviser’s role as administrator to the Janus Henderson Funds, noting that the Adviser generally does not receive a fee for its services as administrator, but is reimbursed for its out-of-pocket costs. The Trustees considered the role of the Adviser in monitoring adherence to the Janus Henderson Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Janus Henderson Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that the Adviser provides a number of different services for the Janus Henderson Funds and fund shareholders, ranging from investment management services to various other servicing functions, and that, in its view, the Adviser is a capable provider of those services. The independent fee consultant also provided its belief that the Adviser has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by the Adviser and the subadviser to each Janus Henderson Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Janus Henderson Funds whose performance lagged that of their peers for certain periods, the Janus Henderson Funds were likely to benefit from the continued provision of those services. They also concluded that the Adviser and the subadviser had sufficient personnel, with the appropriate education and experience, to serve the Janus Henderson Funds effectively and each had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Janus Henderson Fund over various time periods. They noted that they considered Janus Henderson Fund performance data throughout the year, including periodic meetings with each Janus Henderson Fund’s portfolio manager(s), and also reviewed information comparing each Janus Henderson Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Janus Henderson Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Janus Henderson Funds’ performance has been reasonable: for the 36 months ended September 30, 2021, approximately 55% of the Janus Henderson Funds were in the top two quartiles of performance versus Broadridge peers, and for the 12 months ended September 30, 2021, approximately 45% of the Janus Henderson Funds were in the top two quartiles of performance versus Broadridge peers.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance and that the performance trend was improving

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Janus Henderson Dividend & Income Builder Fund

Additional Information (unaudited)

Fixed-Income Funds

• For Janus Henderson Absolute Return Income Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Developed World Bond Fund, the Trustees noted the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Global Bond Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson High-Yield Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2021 and the second Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Short Duration Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2021 and the second Broadridge quartile for the 12 months ended May 31, 2021.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2021 and the second Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson European Focus Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the

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Janus Henderson Dividend & Income Builder Fund

Additional Information (unaudited)

Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Global Select Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Global Technology and Innovation Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson International Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s performance was in bottom Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Forty Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021.

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Janus Henderson Dividend & Income Builder Fund

Additional Information (unaudited)

• For Janus Henderson Growth and Income Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, and the steps the Adviser had taken or was taking to improve performance.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser and subadviser had taken or were taking to improve performance.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser and subadviser had taken or were taking to improve performance.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser and subadviser had taken or were taking to improve performance.

U.S. Equity Funds

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Small-Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps the Adviser had taken or was taking to improve performance.

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Janus Henderson Dividend & Income Builder Fund

Additional Information (unaudited)

In consideration of each Janus Henderson Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Janus Henderson Fund’s performance warranted continuation of such Janus Henderson Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Janus Henderson Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management fees (investment advisory fees and any administration fees but excluding out-of-pocket costs) for many of the Janus Henderson Funds, after applicable waivers, was below the average management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by the Adviser out of its management fees collected from such Janus Henderson Fund.

The independent fee consultant provided its belief that the management fees charged by the Adviser to each of the Janus Henderson Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by the Adviser. The independent fee consultant found: (1) the total expenses and management fees of the Janus Henderson Funds to be reasonable relative to other comparable mutual funds; (2) the total expenses, on average, were 8% under the average total expenses of the respective Broadridge Expense Group peers; and (3) and the management fees for the Janus Henderson Funds, on average, were 6% under the average management fees for the respective Broadridge Expense Group. The Trustees also considered the total expenses for each share class of each Janus Henderson Fund compared to the average total expenses for its Broadridge Expense Group and to average total expenses for its Broadridge Expense Universe.

For certain Janus Henderson Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses which assessed fund fees in the context of fund performance being delivered. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Janus Henderson Funds was reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and/or expense waivers on such Janus Henderson Funds.

The Trustees considered the methodology used by the Adviser and subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by the Adviser and subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by the Adviser or subadviser (for which the Adviser or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Janus Henderson Funds having a similar strategy, the Trustees considered that the Adviser noted that, under the terms of the management agreements with the Janus Henderson Funds, the Adviser performs significant additional services for the Janus Henderson Funds that it does not provide to those other clients, including administration services, oversight of the Janus Henderson Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Janus Henderson Funds, the Adviser assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, the Trustees noted that the independent fee consultant found that: (1) the management fees the Adviser charges to the Janus Henderson Funds are reasonable in relation to the management fees the Adviser charges to funds subadvised by the Adviser and to the fees the Adviser charges to its institutional separate account clients; (2) these subadvised and institutional separate accounts have different service and infrastructure needs and operate in markets very distinct relative to retail funds; (3) Janus Henderson mutual fund investors enjoy reasonable fees relative to the fees charged to Janus Henderson subadvised fund and separate account investors; and (4) as part of its 2020 review, 9 of 10 Janus Henderson Funds have lower management fees than similar funds subadvised by the Adviser.

The Trustees considered the fees for each Janus Henderson Fund for its fiscal year ended in 2020, including the VIT Portfolios, and noted the following with regard to each VIT Portfolio’s total expenses, net of applicable fee waivers (the VIT Portfolio’s “total expenses”):

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Janus Henderson Dividend & Income Builder Fund

Additional Information (unaudited)

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

Fixed-Income Funds

• For Janus Henderson Absolute Return Income Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Developed World Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short Duration Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson European Focus Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

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Janus Henderson Dividend & Income Builder Fund

Additional Information (unaudited)

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Global Real Estate Fund, the Trustees noted, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Sustainable Equity Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Global Technology and Innovation Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson International Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Overseas Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has voluntarily agreed to limit the Fund’s expenses to assist the Fund in attempting to maintain a yield of at least 0.00%.

• For Janus Henderson Money Market Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has agreed to limit the Fund’s expenses to assist the Fund in attempting to maintain a yield of at least 0.00%.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that, that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that, that the Fund’s total expenses were below the peer group average for all share classes.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser had contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted

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Janus Henderson Dividend & Income Builder Fund

Additional Information (unaudited)

that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Research Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

U.S. Equity Funds

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Small-Mid Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

The Trustees reviewed information on the overall profitability to the Adviser and its affiliates from their relationships with the Janus Henderson Funds, and considered profitability data of other publicly traded mutual fund advisers. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by

42	DECEMBER 31, 2021

Janus Henderson Dividend & Income Builder Fund

Additional Information (unaudited)

numerous factors, including the organizational structure of the particular fund manager, differences in complex size, difference in product mix, difference in types of business (mutual fund, institutional and other), differences in the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses and the fund manager’s capital structure and cost of capital.

Additionally, the Trustees considered the estimated profitability to the Adviser from the investment management services it provided to each Janus Henderson Fund. In their review, the Trustees considered whether the Adviser and subadviser receive adequate incentives and resources to manage the Janus Henderson Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Janus Henderson Fund is necessarily a product of the allocation methodology utilized by the Adviser to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant found that (1) the expense allocation methodology and rationales utilized by the Adviser were reasonable and (2) no clear correlation exists between expense allocations and operating margins. The Trustees also considered that the estimated profitability for an individual Janus Henderson Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Janus Henderson Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that the Adviser’s estimated profitability with respect to each Janus Henderson Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Janus Henderson Funds was not a material factor in the Board’s approval of the reasonableness of any Janus Henderson Fund’s investment management fees.

The Trustees concluded that the management fees payable by each Janus Henderson Fund to the Adviser and its affiliates, as well as the fees paid by the Adviser to the subadviser of subadvised Janus Henderson Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees the Adviser and the subadviser charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Janus Henderson Funds. The Trustees also concluded that each Janus Henderson Fund’s total expenses were reasonable, taking into account the size of the Janus Henderson Fund, the quality of services provided by the Adviser and subadviser, the investment performance of the Janus Henderson Fund, and any expense limitations agreed to or provided by the Adviser.

Economies of Scale

The Trustees considered information about the potential for the Adviser to realize economies of scale as the assets of the Janus Henderson Funds increase. They noted that their independent fee consultant published a report to the Trustees in November 2019 which provided its research and analysis into economies of scale. They also noted that, although many Janus Henderson Funds pay advisory fees at a fixed base rate as a percentage of net assets, without any breakpoints or performance fees, their independent fee consultant concluded that 75% of these Janus Henderson Funds’ have contractual management fees (gross of waivers) below their Broadridge Expense Group averages. The Trustees also noted the following: (1) that for those Janus Henderson Funds whose expenses are being reduced by the contractual expense limitations of the Adviser, the Adviser is subsidizing certain of these Janus Henderson Funds because they have not reached adequate scale; (2) performance fee structures have been implemented for various Janus Henderson Funds that have caused the effective rate of advisory fees payable by such Janus Henderson Fund to vary depending on the investment performance of the Janus Henderson Fund relative to its benchmark index over the measurement period; and (3) a few Janus Henderson Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Janus Henderson Funds share directly in economies of scale through the significant investments made by the Adviser and its affiliates related to services provided to the Funds and the lower charges of third-party service providers that are based in part on the combined scale of all of the Janus Henderson Funds.

The Trustees also considered the independent fee consultant’s conclusion that, given the limitations of various analytical approaches to economies of scale and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus Henderson complex. In this regard, the independent consultant concluded that (1) to the extent there were economies of scale at the Adviser, the Adviser’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Janus Henderson Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Janus Henderson Funds, the Adviser appeared to be investing to increase the likelihood that these Janus

Janus Investment Fund	43

Janus Henderson Dividend & Income Builder Fund

Additional Information (unaudited)

Henderson Funds will grow to a level to achieve any economies of scale that may exist. Further, the independent fee consultant provided its belief that Janus Henderson Fund investors are well-served by the fee levels and performance fee structures in place on the Janus Henderson Funds in light of any economies of scale that may be present at the Adviser.

Based on all of the information reviewed, including the recent and past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Janus Henderson Fund was reasonable and that the current rates of fees do reflect a sharing between the Adviser and the Janus Henderson Fund of any economies of scale that may be present at the current asset level of the Janus Henderson Fund.

Other Benefits to the Adviser

The Trustees also considered benefits that accrue to the Adviser and its affiliates and subadviser to the Janus Henderson Funds from their relationships with the Janus Henderson Funds. They recognized that two affiliates of the Adviser separately serve the Janus Henderson Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided, and that such compensation contributes to the overall profitability of the Adviser and its affiliates that results from their relationship with the Janus Henderson Funds. The Trustees also considered the Adviser’s past and proposed use of commissions paid by the Janus Henderson Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Janus Henderson Fund and/or other clients of the Adviser and/or the Adviser, and/or subadviser to a Janus Henderson Fund. The Trustees concluded that the Adviser’s and the subadviser’s use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Janus Henderson Fund. The Trustees also concluded that, other than the services provided by the Adviser and its affiliates and subadviser pursuant to the agreements and the fees to be paid by each Janus Henderson Fund therefor, the Janus Henderson Funds and the Adviser and the subadviser may potentially benefit from their relationship with each other in other ways. They concluded that the Adviser and its affiliates share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of the Janus Henderson Funds and other clients serviced by the Adviser and its affiliates. They also concluded that the Adviser and the subadviser benefit from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Janus Henderson Funds and that the Janus Henderson Funds benefit from the Adviser’s and/or the subadviser’s receipt of those products and services as well as research products and services acquired through commissions paid by other clients of the Adviser and/or other clients of the subadviser. They further concluded that the success of any Janus Henderson Fund could attract other business to the Adviser, the subadviser or other Janus Henderson funds, and that the success of the Adviser and the subadviser could enhance the Adviser’s and the subadviser’s ability to serve the Janus Henderson Funds.

44	DECEMBER 31, 2021

Janus Henderson Dividend & Income Builder Fund

Useful Information About Your Fund Report (unaudited)

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of the Adviser and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Bloomberg and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Janus Investment Fund	45

Janus Henderson Dividend & Income Builder Fund

Useful Information About Your Fund Report (unaudited)

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the

46	DECEMBER 31, 2021

Janus Henderson Dividend & Income Builder Fund

Useful Information About Your Fund Report (unaudited)

portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

Janus Investment Fund	47

Janus Henderson Dividend & Income Builder Fund

Notes

NotesPage1

48	DECEMBER 31, 2021

Janus Henderson Dividend & Income Builder Fund

Notes

NotesPage2

Janus Investment Fund	49

This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson and Intech are trademarks of Janus Henderson Group plc or one of its subsidiaries. © Janus Henderson Group plc Janus Henderson Distributors US LLC
125-24-93075 03-22

SEMIANNUAL REPORT December 31, 2021

Janus Henderson Emerging Markets Managed Volatility Fund

Janus Investment Fund

HIGHLIGHTS • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Henderson Emerging Markets Managed Volatility Fund

FUND SNAPSHOT

Emerging Markets Managed Volatility Fund is an emerging markets equity fund that seeks smaller drawdowns and a smoother ride over time by balancing downside mitigation with upside participation for any market environment. The Fund employs a systematic “dynamic beta” investment approach designed to adjust to changing risk environments, seeking up to 45% less volatility versus the MSCI Emerging Markets IndexSM.

Sub-advised by Intech Investment Management LLC

Janus Henderson Emerging Markets Managed Volatility Fund (unaudited)

Fund At A Glance

December 31, 2021

5 Largest Equity Holdings - (% of Net Assets)
Taiwan Semiconductor Manufacturing Co Ltd
Semiconductor & Semiconductor Equipment	6.3%
Malayan Banking Bhd
Banks	4.9%
Al Rajhi Bank
Banks	4.8%
Shoprite Holdings Ltd
Food & Staples Retailing	4.1%
Sberbank of Russia PJSC (ADR)
Banks	4.1%
24.2%

Asset Allocation - (% of Net Assets)
Common Stocks	101.3%
Corporate Bonds	0.0%
Other	(1.3)%
100.0%

Emerging markets comprised 97.3% of total net assets.

Top Country Allocations - Long Positions - (% of Investment Securities)
As of December 31, 2021	As of June 30, 2021

Janus Investment Fund	1

Janus Henderson Emerging Markets Managed Volatility Fund (unaudited)

Performance

See important disclosures on the next page.

Average Annual Total Return - for the periods ended December 31, 2021					Prospectus Expense Ratios
	Fiscal Year-to-Date	One Year	Five Year	Since Inception*	Total Annual Fund Operating Expenses‡	Net Annual Fund Operating Expenses‡
Class A Shares at NAV	-3.16%	-2.33%	7.73%	4.28%	16.67%	1.30%
Class A Shares at MOP	-8.69%	-7.96%	6.46%	3.40%
Class C Shares at NAV	-3.20%	-2.20%	7.67%	3.99%	10.70%	1.88%
Class C Shares at CDSC	-4.09%	-3.10%	7.67%	3.99%
Class D Shares	-3.08%	-1.99%	8.01%	4.49%	5.72%	1.01%
Class I Shares	-3.10%	-2.09%	8.04%	4.55%	6.79%	1.01%
Class N Shares	-3.00%	-1.98%	7.18%	1.64%	6.12%	0.86%
Class S Shares	-3.02%	-2.02%	7.91%	4.36%	10.72%	1.36%
Class T Shares	-3.08%	-2.16%	7.94%	4.45%	8.02%	1.12%
MSCI Emerging Markets Index	-9.30%	-2.54%	9.87%	6.72%
Morningstar Quartile - Class I Shares	-	3rd	4th	4th
Morningstar Ranking - based on total returns for Diversified Emerging Markets Funds	-	435/804	567/686	532/603

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 (or 800.525.3713 if you hold shares directly with Janus Henderson) or visit janushenderson.com/performance (or janushenderson.com/allfunds if you hold shares directly with Janus Henderson).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

Net expense ratios reflect the expense waiver, if any, contractually agreed to for at least a one-year period commencing on October 28, 2021.

Performance may be affected by risks that include those associated with foreign and emerging markets, fixed income securities, high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), Environmental, Social and Governance (ESG) factors, non-diversification, portfolio turnover, derivatives, short sales, initial public offerings (IPOs) and

2	DECEMBER 31, 2021

Janus Henderson Emerging Markets Managed Volatility Fund (unaudited)

Performance

potential conflicts of interest. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

Intech's focus on managed volatility may keep the Fund from achieving excess returns over its index. The strategy may underperform during certain periods of up markets, and may not achieve the desired level of protection in down markets.

Returns include reinvestment of all dividends and distributionsand do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class N Shares commenced operations on August 4, 2017. Performance shown for periods prior to August 4, 2017 reflects the performance of the Fund’s Class I Shares, calculated using the fees and expenses of Class N Shares, without the effect of any fee and expense limitations or waivers.

If Class N Shares of the Fund had been available during periods prior to August 4, 2017, the performance shown may have been different. The performance shown for periods following the Fund’s commencement Class N Shares reflects the fees and expenses of Class N Shares, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2021 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Fund Report.”

*The Fund’s inception date – December 17, 2014

‡ As stated in the prospectus. See Financial Highlights for actual expense ratios during the reporting period.

Janus Investment Fund	3

Janus Henderson Emerging Markets Managed Volatility Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (7/1/21)	Ending Account Value (12/31/21)	Expenses Paid During Period (7/1/21 - 12/31/21)†	Beginning Account Value (7/1/21)	Ending Account Value (12/31/21)	Expenses Paid During Period (7/1/21 - 12/31/21)†	Net Annualized Expense Ratio (7/1/21 - 12/31/21)
Class A Shares	$1,000.00	$968.40	$6.35	$1,000.00	$1,018.75	$6.51	1.28%
Class C Shares	$1,000.00	$968.00	$6.15	$1,000.00	$1,018.95	$6.31	1.24%
Class D Shares	$1,000.00	$969.20	$5.11	$1,000.00	$1,020.01	$5.24	1.03%
Class I Shares	$1,000.00	$969.00	$5.11	$1,000.00	$1,020.01	$5.24	1.03%
Class N Shares	$1,000.00	$970.00	$4.32	$1,000.00	$1,020.82	$4.43	0.87%
Class S Shares	$1,000.00	$969.80	$4.96	$1,000.00	$1,020.16	$5.09	1.00%
Class T Shares	$1,000.00	$969.20	$5.61	$1,000.00	$1,019.51	$5.75	1.13%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

4	DECEMBER 31, 2021

Janus Henderson Emerging Markets Managed Volatility Fund

Schedule of Investments (unaudited)

December 31, 2021

Shares or Principal Amounts			Value
Corporate Bonds– 0%
Consumer Non-Cyclical – 0%
Britannia Industries Ltd, 8.0000%, 8/28/22((cost $1)	100	INR	$1
Common Stocks– 101.3%
Automobiles – 2.1%
Guangzhou Automobile Group Co Ltd	128,000		126,239
Banks – 20.9%
Al Rajhi Bank	7,609		287,430
Industrial Bank of Korea	8,711		75,486
Kuwait Finance House KSCP	88,562		244,066
Malayan Banking Bhd	148,300		295,603
Qatar International Islamic Bank QSC	29,819		75,417
Qatar Islamic Bank SAQ	6,808		34,269
Sberbank of Russia PJSC (ADR)	15,314		245,790
			1,258,061
Capital Markets – 2.4%
China Cinda Asset Management Co Ltd	311,000		56,638
Meritz Securities Co Ltd*	20,064		86,934
			143,572
Chemicals – 5.2%
Petronas Chemicals Group Bhd	89,200		191,082
PhosAgro PJSC (GDR)	5,823		125,660
			316,742
Communications Equipment – 2.5%
Accton Technology Corp	16,000		150,414
Construction & Engineering – 1.7%
China State Construction International Holdings Ltd	82,000		101,904
Construction Materials – 2.1%
Ambuja Cements Ltd	25,519		129,604
Diversified Telecommunication Services – 1.7%
Bharti Infratel Ltd	30,729		102,651
Electric Utilities – 7.4%
Power Grid Corp of India Ltd	78,175		214,975
Tenaga Nasional Bhd	102,300		229,462
			444,437
Electronic Equipment, Instruments & Components – 1.4%
WPG Holdings Ltd	46,000		87,486
Food & Staples Retailing – 4.5%
Avenue Supermarts Ltd (144A)*	212		13,324
Magnit PJSC (GDR)*	537		8,055
Shoprite Holdings Ltd	18,914		248,094
			269,473
Food Products – 0%
China Huishan Dairy Holdings Co Ltd*,¢	55,000		0
Gas Utilities – 0.8%
Indraprastha Gas Ltd	7,364		46,604
Health Care Equipment & Supplies – 0.2%
Top Glove Corp Bhd	15,400		9,579
Information Technology Services – 1.3%
Mindtree Ltd	1,226		78,842
Interactive Media & Services – 3.7%
Tencent Holdings Ltd	3,800		222,621
Internet & Direct Marketing Retail – 3.2%
Alibaba Group Holding Ltd*	9,936		151,513
Meituan Dianping (144A)*	1,500		43,361
			194,874
Life Sciences Tools & Services – 1.2%
Divi's Laboratories Ltd	1,196		75,275
Machinery – 0.7%
CRRC Corp Ltd	105,000		45,112

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	5

Janus Henderson Emerging Markets Managed Volatility Fund

Schedule of Investments (unaudited)

December 31, 2021

Shares or Principal Amounts		Value
Common Stocks– (continued)
Oil, Gas & Consumable Fuels – 10.5%
Gazprom PJSC (ADR)	2,833	$26,177
PetroChina Co Ltd	486,000	216,283
PTT PCL	118,000	134,256
Reliance Industries Ltd	456	14,528
Rosneft Oil Co PJSC (GDR)*	29,956	240,906
		632,150
Real Estate Management & Development – 1.7%
Barwa Real Estate Co	76,776	64,516
Yuexiu Property Co Ltd	40,400	35,595
		100,111
Semiconductor & Semiconductor Equipment – 6.3%
Hanergy Thin Film Power Group - SPV Shares*,¢	52,000	0
Taiwan Semiconductor Manufacturing Co Ltd	17,000	378,024
		378,024
Specialty Retail – 1.7%
Abu Dhabi National Oil Co	87,505	101,739
Technology Hardware, Storage & Peripherals – 6.7%
Pegatron Corp	67,000	167,397
Samsung Electronics Co Ltd	3,602	237,285
		404,682
Transportation Infrastructure – 1.9%
International Container Terminal Services Inc	28,550	112,016
Wireless Telecommunication Services – 9.5%
America Movil SAB de CV	69,263	73,388
Bharti Airtel Ltd*	1,257	11,564
Globe Telecom Inc	1,235	80,484
MTN Group Ltd*	22,230	238,306
PLDT Inc	4,730	168,136
		571,878
Total Common Stocks (cost $6,145,497)		6,104,090
Total Investments (total cost $6,145,498) – 101.3%		6,104,091
Liabilities, net of Cash, Receivables and Other Assets – (1.3)%		(79,431)
Net Assets – 100%		$6,024,660

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
China	$999,266	16.4%
Taiwan	783,321	12.8
Malaysia	725,726	11.9
India	687,368	11.3
Russia	646,588	10.6
South Africa	486,400	8.0
South Korea	399,705	6.5
Philippines	360,636	5.9
Saudi Arabia	287,430	4.7
Kuwait	244,066	4.0
Qatar	174,202	2.8
Thailand	134,256	2.2
United Arab Emirates	101,739	1.7
Mexico	73,388	1.2

Total	$6,104,091	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

6	DECEMBER 31, 2021

Janus Henderson Emerging Markets Managed Volatility Fund

Schedule of Investments (unaudited)

December 31, 2021

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Value at 12/31/21
Investment Companies - N/A
Money Markets - N/A
Janus Henderson Cash Liquidity Fund LLC, 0.0570%ºº	$8	$-	$-	$-

	Value at 6/30/21	Purchases	Sales Proceeds	Value at 12/31/21
Investment Companies - N/A
Money Markets - N/A
Janus Henderson Cash Liquidity Fund LLC, 0.0570%ºº	-	1,675,356	(1,675,356)	-

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	7

Janus Henderson Emerging Markets Managed Volatility Fund

Notes to Schedule of Investments and Other Information (unaudited)

MSCI Emerging Markets IndexSM	MSCI Emerging Markets IndexSM reflects the equity market performance of emerging markets.

ADR	American Depositary Receipt
GDR	Global Depositary Receipt
LLC	Limited Liability Company
PCL	Public Company Limited
PJSC	Private Joint Stock Company

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Unless otherwise noted, these securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the period ended December 31, 2021 is $56,685, which represents 0.9% of net assets.

*	Non-income producing security.

ºº	Rate shown is the 7-day yield as of December 31, 2021.

¢	Security is valued using significant unobservable inputs. The total value of Level 3 securities as of the period ended December 31, 2021 is $0, which represents 0.0% of net assets.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of December 31, 2021. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments In Securities:
Corporate Bonds	$-	$1	$-
Common Stocks
Food Products	-	-	0
Semiconductor & Semiconductor Equipment	378,024	-	0
All Other	5,726,066	-	-
Total Assets	$6,104,090	$1	$0

8	DECEMBER 31, 2021

Janus Henderson Emerging Markets Managed Volatility Fund

Statement of Assets and Liabilities (unaudited)

December 31, 2021

See footnotes at the end of the Statement.

Assets:
Investments, at value (cost $6,145,498)	$6,104,091
Cash denominated in foreign currency (cost $2,093)	2,093
Non-interested Trustees' deferred compensation	157
Receivables:
Due from adviser	37,216
Dividends	22,019
Investments sold	18,638
Fund shares sold	6,382
Foreign tax reclaims	30
Other assets	628
Total Assets	6,191,254
Liabilities:
Due to custodian	29,725
Payables:	—
Registration fees	61,393
Professional fees	39,773
Non-affiliated fund administration fees payable	18,431
Advisory fees	5,109
Custodian fees	4,802
Foreign tax liability	4,313
Transfer agent fees and expenses	1,018
Non-interested Trustees' deferred compensation fees	157
12b-1 Distribution and shareholder servicing fees	106
Affiliated fund administration fees payable	13
Accrued expenses and other payables	1,754
Total Liabilities	166,594
Net Assets	$6,024,660

See Notes to Financial Statements.

Janus Investment Fund	9

Janus Henderson Emerging Markets Managed Volatility Fund

Statement of Assets and Liabilities (unaudited)

December 31, 2021

Net Assets Consist of:
Capital (par value and paid-in surplus)	$6,268,636
Total distributable earnings (loss) (includes $4,313 of foreign capital gains tax)	(243,976)
Total Net Assets	$6,024,660
Net Assets - Class A Shares	$29,429
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	2,762
Net Asset Value Per Share(1)	$10.65
Maximum Offering Price Per Share(2)	$11.30
Net Assets - Class C Shares	$94,851
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	9,028
Net Asset Value Per Share(1)	$10.51
Net Assets - Class D Shares	$4,202,395
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	403,742
Net Asset Value Per Share	$10.41
Net Assets - Class I Shares	$376,677
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	35,989
Net Asset Value Per Share	$10.47
Net Assets - Class N Shares	$1,089,232
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	105,229
Net Asset Value Per Share	$10.35
Net Assets - Class S Shares	$67,510
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	6,455
Net Asset Value Per Share	$10.46
Net Assets - Class T Shares	$164,566
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	15,752
Net Asset Value Per Share	$10.45

(1) Redemption price per share may be reduced for any applicable contingent deferred sales charge. (2) Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

10	DECEMBER 31, 2021

Janus Henderson Emerging Markets Managed Volatility Fund

Statement of Operations (unaudited)

For the period ended December 31, 2021

See footnotes at the end of the Statement.

Investment Income:
Dividends	$157,848
Dividends from affiliates	8
Other income	13
Foreign tax withheld	(23,164)
Total Investment Income	134,705
Expenses:
Advisory fees	29,752
12b-1 Distribution and shareholder servicing fees:
Class A Shares	38
Class C Shares	147
Class S Shares	—
Transfer agent administrative fees and expenses:
Class D Shares	2,547
Class S Shares	86
Class T Shares	211
Transfer agent networking and omnibus fees:
Class A Shares	22
Class C Shares	23
Class I Shares	304
Other transfer agent fees and expenses:
Class A Shares	3
Class C Shares	11
Class D Shares	1,445
Class I Shares	34
Class N Shares	55
Class S Shares	5
Class T Shares	17
Registration fees	96,840
Professional fees	33,784
Non-affiliated fund administration fees	31,732
Custodian fees	7,530
Shareholder reports expense	1,475
Affiliated fund administration fees	78
Non-interested Trustees’ fees and expenses	54
Other expenses	4,767
Total Expenses	210,960
Less: Excess Expense Reimbursement and Waivers	(179,443)
Net Expenses	31,517
Net Investment Income/(Loss)	103,188

See Notes to Financial Statements.

Janus Investment Fund	11

Janus Henderson Emerging Markets Managed Volatility Fund

Statement of Operations (unaudited)

For the period ended December 31, 2021

Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions (net of foreign taxes of $378)	$(211,023)
Total Net Realized Gain/(Loss) on Investments	(211,023)
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation (net of increase in deferred foreign taxes of $2,167)	(87,622)
Total Change in Unrealized Net Appreciation/Depreciation	(87,622)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$(195,457)

See Notes to Financial Statements.

12	DECEMBER 31, 2021

Janus Henderson Emerging Markets Managed Volatility Fund

Statements of Changes in Net Assets

	Period ended December 31, 2021 (unaudited)	Year ended June 30, 2021

Operations:
Net investment income/(loss)	$103,188	$100,546
Net realized gain/(loss) on investments	(211,023)	1,169,714
Change in unrealized net appreciation/depreciation	(87,622)	(410,871)
Net Increase/(Decrease) in Net Assets Resulting from Operations	(195,457)	859,389
Dividends and Distributions to Shareholders:
Class A Shares	(2,173)	(185)
Class C Shares	(6,997)	(830)
Class D Shares	(343,993)	(41,652)
Class I Shares	(28,565)	(4,248)
Class N Shares	(82,125)	(28,330)
Class S Shares	(5,172)	(721)
Class T Shares	(12,402)	(1,626)
Net Decrease from Dividends and Distributions to Shareholders	(481,427)	(77,592)
Capital Share Transactions:
Class A Shares	2,327	1,279
Class C Shares	9,458	28,329
Class D Shares	(345,412)	1,408,492
Class I Shares	29,009	9,239
Class N Shares	338,258	(878,038)
Class S Shares	5,172	721
Class T Shares	(7,144)	30,289
Net Increase/(Decrease) from Capital Share Transactions	31,668	600,311
Net Increase/(Decrease) in Net Assets	(645,216)	1,382,108
Net Assets:
Beginning of period	6,669,876	5,287,768
End of period	$6,024,660	$6,669,876

See Notes to Financial Statements.

Janus Investment Fund	13

Janus Henderson Emerging Markets Managed Volatility Fund

Financial Highlights

Class A Shares
For a share outstanding during the period ended December 31, 2021 (unaudited) and the year ended June 30	2021	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$11.88	$10.22	$10.80	$11.57	$10.47	$9.48
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.17	0.14	0.15	0.17	0.17	0.08
Net realized and unrealized gain/(loss)	(0.56)	1.59	(0.73)	0.15	1.14	1.01
Total from Investment Operations	(0.39)	1.73	(0.58)	0.32	1.31	1.09
Less Dividends and Distributions:
Dividends (from net investment income)	(0.09)	(0.07)	—	(0.13)	(0.15)	(0.10)
Distributions (from capital gains)	(0.75)	—	—	(0.96)	(0.06)	—
Total Dividends and Distributions	(0.84)	(0.07)	—	(1.09)	(0.21)	(0.10)
Net Asset Value, End of Period	$10.65	$11.88	$10.22	$10.80	$11.57	$10.47
Total Return*	(3.25)%	16.99%	(5.37)%	3.40%	12.50%	11.64%
Net Assets, End of Period (in thousands)	$29	$30	$25	$29	$410	$169
Average Net Assets for the Period (in thousands)	$30	$29	$23	$319	$206	$152
Ratios to Average Net Assets**:
Ratio of Gross Expenses	16.98%	16.67%	19.07%	6.63%	4.40%	7.53%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.28%	1.30%	1.39%	1.33%	1.30%	1.29%
Ratio of Net Investment Income/(Loss)	3.01%	1.23%	1.46%	1.55%	1.46%	0.85%
Portfolio Turnover Rate	82%	198%	99%	66%	132%	116%

Class C Shares
For a share outstanding during the period ended December 31, 2021 (unaudited) and the year ended June 30	2021	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$11.73	$10.11	$10.91	$11.51	$10.44	$9.44
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.17	0.20	0.13	0.19	0.06	0.01
Net realized and unrealized gain/(loss)	(0.55)	1.56	(0.70)	0.17	1.16	1.01
Total from Investment Operations	(0.38)	1.76	(0.57)	0.36	1.22	1.02
Less Dividends and Distributions:
Dividends (from net investment income)	(0.09)	(0.14)	(0.23)	—	(0.09)	(0.02)
Distributions (from capital gains)	(0.75)	—	—	(0.96)	(0.06)	—
Total Dividends and Distributions	(0.84)	(0.14)	(0.23)	(0.96)	(0.15)	(0.02)
Net Asset Value, End of Period	$10.51	$11.73	$10.11	$10.91	$11.51	$10.44
Total Return*	(3.20)%	17.50%	(5.33)%	3.74%	11.66%	10.85%
Net Assets, End of Period (in thousands)	$95	$95	$58	$61	$93	$84
Average Net Assets for the Period (in thousands)	$94	$73	$58	$60	$108	$52
Ratios to Average Net Assets**:
Ratio of Gross Expenses	9.88%	9.66%	10.93%	10.71%	5.29%	8.12%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.24%	0.83%	1.31%	1.31%	2.00%	2.05%
Ratio of Net Investment Income/(Loss)	3.06%	1.78%	1.30%	1.76%	0.54%	0.14%
Portfolio Turnover Rate	82%	198%	99%	66%	132%	116%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

14	DECEMBER 31, 2021

Janus Henderson Emerging Markets Managed Volatility Fund

Financial Highlights

Class D Shares
For a share outstanding during the period ended December 31, 2021 (unaudited) and the year ended June 30	2021	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$11.69	$10.07	$10.84	$11.57	$10.47	$9.49
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.19	0.18	0.15	0.20	0.15	0.10
Net realized and unrealized gain/(loss)	(0.56)	1.57	(0.70)	0.17	1.18	0.99
Total from Investment Operations	(0.37)	1.75	(0.55)	0.37	1.33	1.09
Less Dividends and Distributions:
Dividends (from net investment income)	(0.16)	(0.13)	(0.22)	(0.14)	(0.17)	(0.11)
Distributions (from capital gains)	(0.75)	—	—	(0.96)	(0.06)	—
Total Dividends and Distributions	(0.91)	(0.13)	(0.22)	(1.10)	(0.23)	(0.11)
Net Asset Value, End of Period	$10.41	$11.69	$10.07	$10.84	$11.57	$10.47
Total Return*	(3.08)%	17.39%	(5.19)%	3.84%	12.68%	11.70%
Net Assets, End of Period (in thousands)	$4,202	$5,043	$3,152	$4,522	$7,047	$4,206
Average Net Assets for the Period (in thousands)	$4,538	$4,359	$3,991	$4,963	$7,312	$2,602
Ratios to Average Net Assets**:
Ratio of Gross Expenses	6.53%	5.72%	5.73%	5.63%	3.79%	6.89%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.03%	1.00%	1.14%	1.15%	1.13%	1.22%
Ratio of Net Investment Income/(Loss)	3.32%	1.58%	1.46%	1.86%	1.27%	1.00%
Portfolio Turnover Rate	82%	198%	99%	66%	132%	116%

Class I Shares
For a share outstanding during the period ended December 31, 2021 (unaudited) and the year ended June 30	2021	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$11.70	$10.09	$10.87	$11.64	$10.48	$9.49
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.19	0.18	0.14	0.22	0.21	0.10
Net realized and unrealized gain/(loss)	(0.56)	1.57	(0.67)	0.12	1.13	1.01
Total from Investment Operations	(0.37)	1.75	(0.53)	0.34	1.34	1.11
Less Dividends and Distributions:
Dividends (from net investment income)	(0.11)	(0.14)	(0.25)	(0.15)	(0.12)	(0.12)
Distributions (from capital gains)	(0.75)	—	—	(0.96)	(0.06)	—
Total Dividends and Distributions	(0.86)	(0.14)	(0.25)	(1.11)	(0.18)	(0.12)
Net Asset Value, End of Period	$10.47	$11.70	$10.09	$10.87	$11.64	$10.48
Total Return*	(3.10)%	17.43%	(5.05)%	3.59%	12.82%	11.93%
Net Assets, End of Period (in thousands)	$377	$388	$331	$41	$102	$831
Average Net Assets for the Period (in thousands)	$373	$338	$192	$99	$374	$765
Ratios to Average Net Assets**:
Ratio of Gross Expenses	7.29%	6.79%	6.97%	8.15%	4.79%	7.62%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.03%	1.01%	1.06%	1.16%	1.18%	1.10%
Ratio of Net Investment Income/(Loss)	3.27%	1.59%	1.41%	2.05%	1.79%	0.97%
Portfolio Turnover Rate	82%	198%	99%	66%	132%	116%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	15

Janus Henderson Emerging Markets Managed Volatility Fund

Financial Highlights

Class N Shares
For a share outstanding during the period ended December 31, 2021 (unaudited) and the year or period ended June 30	2021	2021	2020	2019	2018(1)
Net Asset Value, Beginning of Period	$11.55	$10.06	$10.85	$11.59	$11.10
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.19	0.19	0.16	0.21	0.15
Net realized and unrealized gain/(loss)	(0.54)	1.56	(0.70)	0.17	0.58
Total from Investment Operations	(0.35)	1.75	(0.54)	0.38	0.73
Less Dividends and Distributions:
Dividends (from net investment income)	(0.10)	(0.26)	(0.25)	(0.16)	(0.18)
Distributions (from capital gains)	(0.75)	—	—	(0.96)	(0.06)
Total Dividends and Distributions	(0.85)	(0.26)	(0.25)	(1.12)	(0.24)
Net Asset Value, End of Period	$10.35	$11.55	$10.06	$10.85	$11.59
Total Return*	(3.00)%	17.52%	(5.10)%	3.98%	6.57%
Net Assets, End of Period (in thousands)	$1,089	$853	$1,525	$1,915	$1,614
Average Net Assets for the Period (in thousands)	$879	$1,251	$1,721	$1,667	$1,086
Ratios to Average Net Assets**:
Ratio of Gross Expenses	6.74%	6.12%	5.61%	5.63%	3.50%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.87%	0.86%	0.98%	0.99%	0.97%
Ratio of Net Investment Income/(Loss)	3.45%	1.68%	1.60%	1.95%	1.35%
Portfolio Turnover Rate	82%	198%	99%	66%	132%

Class S Shares
For a share outstanding during the period ended December 31, 2021 (unaudited) and the year ended June 30	2021	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$11.69	$10.07	$10.86	$11.57	$10.47	$9.48
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.19	0.18	0.14	0.19	0.14	0.07
Net realized and unrealized gain/(loss)	(0.55)	1.56	(0.69)	0.17	1.16	1.01
Total from Investment Operations	(0.36)	1.74	(0.55)	0.36	1.30	1.08
Less Dividends and Distributions:
Dividends (from net investment income)	(0.12)	(0.12)	(0.24)	(0.11)	(0.14)	(0.09)
Distributions (from capital gains)	(0.75)	—	—	(0.96)	(0.06)	—
Total Dividends and Distributions	(0.87)	(0.12)	(0.24)	(1.07)	(0.20)	(0.09)
Net Asset Value, End of Period	$10.46	$11.69	$10.07	$10.86	$11.57	$10.47
Total Return*	(3.02)%	17.34%	(5.24)%	3.80%	12.38%	11.52%
Net Assets, End of Period (in thousands)	$68	$70	$59	$63	$60	$54
Average Net Assets for the Period (in thousands)	$67	$67	$60	$60	$61	$50
Ratios to Average Net Assets**:
Ratio of Gross Expenses	11.06%	10.43%	10.82%	10.71%	5.54%	7.83%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.00%	0.93%	1.22%	1.19%	1.40%	1.42%
Ratio of Net Investment Income/(Loss)	3.30%	1.60%	1.38%	1.75%	1.15%	0.71%
Portfolio Turnover Rate	82%	198%	99%	66%	132%	116%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from August 4, 2017 (inception date) through June 30, 2018.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

16	DECEMBER 31, 2021

Janus Henderson Emerging Markets Managed Volatility Fund

Financial Highlights

Class T Shares
For a share outstanding during the period ended December 31, 2021 (unaudited) and the year ended June 30	2021	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$11.67	$10.08	$10.84	$11.58	$10.48	$9.49
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.18	0.18	0.18	0.19	0.16	0.09
Net realized and unrealized gain/(loss)	(0.55)	1.55	(0.74)	0.17	1.16	1.01
Total from Investment Operations	(0.37)	1.73	(0.56)	0.36	1.32	1.10
Less Dividends and Distributions:
Dividends (from net investment income)	(0.10)	(0.14)	(0.20)	(0.14)	(0.16)	(0.11)
Distributions (from capital gains)	(0.75)	—	—	(0.96)	(0.06)	—
Total Dividends and Distributions	(0.85)	(0.14)	(0.20)	(1.10)	(0.22)	(0.11)
Net Asset Value, End of Period	$10.45	$11.67	$10.08	$10.84	$11.58	$10.48
Total Return*	(3.08)%	17.17%	(5.27)%	3.82%	12.64%	11.78%
Net Assets, End of Period (in thousands)	$165	$190	$138	$454	$195	$174
Average Net Assets for the Period (in thousands)	$165	$143	$227	$310	$207	$170
Ratios to Average Net Assets**:
Ratio of Gross Expenses	8.38%	8.02%	6.95%	6.61%	4.51%	7.67%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.13%	1.12%	1.24%	1.21%	1.16%	1.18%
Ratio of Net Investment Income/(Loss)	3.20%	1.64%	1.72%	1.77%	1.36%	0.93%
Portfolio Turnover Rate	82%	198%	99%	66%	132%	116%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	17

Janus Henderson Emerging Markets Managed Volatility Fund

Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

Janus Henderson Emerging Markets Managed Volatility Fund (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 41 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks long-term growth of capital. The Fund is classified as diversified, as defined in the 1940 Act. Janus Henderson Investors US LLC (formerly Janus Capital Management LLC) is the investment adviser (the “Adviser”) to the Fund.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares.

Class A Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class C Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, and bank trust platforms.

Class C Shares are closed to investments by new employer-sponsored retirement plans and existing employer-sponsored retirement plans are no longer able to make additional purchases or exchanges into Class C Shares.

The Funds currently implement an automatic conversion feature pursuant to which Class C Shares that have been held for eight years are automatically converted to Class A Shares without the imposition of any sales charge, fee or other charge. The conversion will generally occur no later than ten business days in the month following the month of the eighth anniversary of the date of purchase. Class C Shares purchased through the reinvestment of dividends and other distributions on Class C Shares will convert to Class A Shares at the same time as the original Class C Shares with respect to which they were purchased. For Class C Shares held in omnibus accounts on intermediary platforms, the Fund will rely on these intermediaries to implement this conversion feature. Your financial intermediary may have separate policies and procedures as to when and how Class C Shares may be converted to Class A Shares. Please contact your financial intermediary for additional information.

Effective July 6, 2020, Class D Shares are available to new investors, subject to any closed fund policies for a Fund, as applicable. Previously, Class D Shares were only available to investors who already had a direct account with the Janus Henderson funds; immediate family members or members of the same household of an eligible individual investor; and existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus Henderson funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments, who established Class I Share accounts before August 4, 2017.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of: 1) certain adviser-assisted, employer-sponsored retirement plans, including 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and certain welfare benefit plans, such as health savings accounts, and nonqualified deferred compensation plans; and 2) retail investors purchasing in qualified or nonqualified accounts, whose accounts are held through an omnibus account at their financial intermediary, and where the financial intermediary requires no payment or reimbursement from the Fund, the Adviser, or its affiliates. Class N Shares are also available to Janus Henderson proprietary products and to certain direct institutional investors approved by Janus Distributors US LLC dba Janus Henderson Distributors (formerly Janus Distributors LLC) (the “Distributor”) including, but not limited to, corporations, certain retirement plans, public plans, and foundations and endowments, subject to minimum investment requirements.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory

18	DECEMBER 31, 2021

Janus Henderson Emerging Markets Managed Volatility Fund

Notes to Financial Statements (unaudited)

programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with the Adviser or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with the Adviser or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with United States of America generally accepted accounting principles ("US GAAP").

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service

Janus Investment Fund	19

Janus Henderson Emerging Markets Managed Volatility Fund

Notes to Financial Statements (unaudited)

approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of December 31, 2021 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

The Fund did not hold a significant amount of Level 3 securities as of December 31, 2021.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income is recorded daily on the accrual basis and includes amortization of premiums and accretion of discounts. The Fund classifies gains and losses on prepayments received as an adjustment to interest income. Debt securities may be placed in non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivables when collection of all or a portion of interest has become doubtful. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

20	DECEMBER 31, 2021

Janus Henderson Emerging Markets Managed Volatility Fund

Notes to Financial Statements (unaudited)

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

The Fund generally declares and distributes dividends of net investment income and realized capital gains (if any) annually. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or a Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Fund's equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Other Investments and Strategies

Additional Investment Risk

In response to the COVID-19 pandemic, the U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets, including reducing interest rates to record-low levels. Extremely low or negative interest rates may become more prevalent or may not work as intended. As there is little precedent for this situation, the impact on various markets that interest rate or other significant policy changes may have is unknown. The withdrawal of this support, a failure of measures put in place in response to such economic uncertainty, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation.

Widespread disease, including pandemics and epidemics, and natural or environmental disasters, including those which may be attributable to global climate change, such as earthquakes, fires, floods, hurricanes, tsunamis and weather-related phenomena generally, have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a Fund’s investments. Economies and financial markets throughout the world have become increasingly interconnected, which increases the likelihood that events or conditions in one region or country will adversely affect markets or issuers in other regions or countries, including the United States. These disruptions could prevent a Fund from executing advantageous investment decisions in a timely manner and negatively impact a Fund’s ability to achieve its investment objective(s). Any such event(s) could have a significant adverse impact on the value of a Fund. In addition, these disruptions could also impair the information technology and other operational systems upon which the Fund’s service providers, including the Adviser or the subadviser (as applicable), rely, and could otherwise disrupt the ability of employees of the Fund’s service providers to perform essential tasks on behalf of the Fund. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance and reinsurance companies that insure or reinsure against the impact of natural disasters.

Janus Investment Fund	21

Janus Henderson Emerging Markets Managed Volatility Fund

Notes to Financial Statements (unaudited)

A number of countries in the European Union (the “EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen, or spread further within the EU. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Among other things, these developments have adversely affected the value and exchange rate of the euro and pound sterling, and may continue to significantly affect the economies of all EU countries, which in turn may have a material adverse effect on the Fund’s investments in such countries, other countries that depend on EU countries for significant amounts of trade or investment, or issuers with exposure to debt issued by certain EU countries.

Emerging Market Investing

Within the parameters of its specific investment policies, the Fund may invest in securities of issuers or companies from or with exposure to one or more “developing countries” or “emerging market countries.” Such countries include but are not limited to countries included in the MSCI Emerging Markets IndexSM. Emerging market countries in which the Fund may invest include frontier market countries, the economies of which are less developed than other emerging market countries. To the extent that the Fund invests a significant amount of its assets in one or more of these countries, its returns and net asset value may be affected to a large degree by events and economic conditions in such countries. The risks of foreign investing are heightened when investing in emerging markets, which may result in the price of investments in emerging markets experiencing sudden and sharp price swings. In many developing markets, there is less government supervision and regulation of stock exchanges, brokers, and listed companies, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. Similarly, issuers in such markets may not be subject to regulatory, accounting, auditing, and financial reporting and recordkeeping standards comparable to those to which U.S. companies are subject. There is a risk in developing countries that a current or future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, seizure, nationalization, sanctions or imposition of restrictions by various governmental entities on investment and trading, or creation of government monopolies, any of which may have a detrimental effect on the Fund’s investments. In addition, the Fund’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Fund’s investments. To the extent that the Fund invests a significant portion of its assets in the securities of issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the Fund’s performance. Developing countries may also experience a higher level of exposure and vulnerability to the adverse effects of climate change. This can be attributed to both the geographic location of emerging market countries and/or a country’s lack of access to technology or resources to adjust and adapt to its effects. An increased occurrence and severity of natural disasters and extreme weather events such as droughts and decreased crop yields, heat waves, flooding and rising sea levels, and increased spread of disease, could cause harmful effects to the performance of affected economies. Additionally, foreign and emerging market risks, including, but not limited to, price controls, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, nationalization, and restrictions on repatriation of assets may be heightened to the extent the Fund invests in Chinese local market securities.

Real Estate Investing

To the extent that real estate-related securities may be included in the Fund’s named benchmark index, Intech’s mathematical investment process may select equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

22	DECEMBER 31, 2021

Janus Henderson Emerging Markets Managed Volatility Fund

Notes to Financial Statements (unaudited)

3. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays the Adviser an investment advisory fee which is calculated daily and paid monthly. The following table reflects the Fund’s contractual investment advisory fee rate (expressed as an annual rate).

Average Daily Net Assets of the Fund	Contractual Investment Advisory Fee (%)
First $2 Billion	0.95
Next $1 Billion	0.92
Next $3 Billion	0.90

The Fund’s actual investment advisory fee rate for the reporting period was 0.96% of average annual net assets before any applicable waivers.

Intech Investment Management LLC (“Intech”) serves as subadviser to the Fund. As subadviser, Intech provides day-to-day management of the investment operations of the Fund subject to the general oversight of the Adviser. The Adviser owns approximately 97% of Intech.

The Adviser pays Intech a subadvisory fee rate equal to 50% of the investment advisory fee paid by the Fund to the Adviser (net of any fee waivers and expense reimbursements).

The Adviser has contractually agreed to waive the investment advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s total annual fund operating expenses, including the investment advisory fee, but excluding the fees payable pursuant to a Rule 12b-1 plan, shareholder servicing fees, such as transfer agency fees (including out-of-pocket costs), administrative services fees and any networking/omnibus payable by any share class, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.85% of the Fund’s average daily net assets. The Adviser has agreed to continue the waivers for at least a one-year period commencing October 28, 2021. If applicable, amounts waived and/or reimbursed to the Fund by the Adviser are disclosed as “Excess Expense Reimbursement and Waivers” on the Statement of Operations.

Janus Henderson Services US LLC (formerly Janus Services LLC) (the “Transfer Agent”), a wholly-owned subsidiary of the Adviser, is the Fund’s transfer agent. In addition, the Transfer Agent provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund. The Transfer Agent is not compensated for its services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to the Transfer Agent, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between the Transfer Agent and the Fund, the Transfer Agent may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. The Adviser and its affiliates benefit from an increase in assets that may result from such relationships. The Funds’ Trustees have set limits on fees that the Funds may incur with respect to administrative fees paid for omnibus or networked accounts. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

Janus Investment Fund	23

Janus Henderson Emerging Markets Managed Volatility Fund

Notes to Financial Statements (unaudited)

The Fund pays an annual administrative services fee based on the average daily net assets of Class D Shares for shareholder services provided by the Transfer Agent, as detailed below.

Average Daily Net Assets of Class D Shares of the Janus Henderson funds	Administrative Services Fee
Under $40 billion	0.12%
$40 billion – $49.9 billion	0.10%
Over $49.9 billion	0.08%

The Fund’s actual Class D administrative fee rate was 0.11% for the reporting period.

The Transfer Agent provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

The Transfer Agent receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class S Shares and Class T Shares for providing or procuring administrative services to investors in Class S Shares and Class T Shares of the Fund. The Transfer Agent expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. The Transfer Agent or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class S Shares and Class T Shares of the Fund. The Transfer Agent may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class S Shares and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with the Adviser. For all share classes, the Transfer Agent also seeks reimbursement for costs it incurs as transfer agent and for providing servicing.

The Transfer Agent is compensated for its services related to the Fund’s Class D Shares. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, the Distributor, a wholly-owned subsidiary of the Adviser, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets, and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to the Distributor for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution and shareholder servicing fees” in the Statement of Operations.

The Adviser serves as administrator to the Fund pursuant to an administration agreement between the Adviser and the Trust. Under the administration agreement, the Adviser is obligated to provide or arrange for the provision of certain administration, compliance, and accounting services to the Fund, including providing office space for the Fund, and is reimbursed by the Fund for certain of its costs in providing these services (to the extent the Adviser seeks reimbursement and such costs are not otherwise waived). In addition, employees of the Adviser and/or its affiliates may serve as officers of the Trust. The Fund pays for some or all of the salaries, fees, and expenses of the Adviser employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the

24	DECEMBER 31, 2021

Janus Henderson Emerging Markets Managed Volatility Fund

Notes to Financial Statements (unaudited)

Fund. The Fund pays these costs based on out-of-pocket expenses incurred by the Adviser, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services the Adviser (or any subadvisor, as applicable) provides to the Fund. These amounts are disclosed as “Affiliated fund administration fees” on the Statement of Operations. In addition, some expenses related to compensation payable to the Fund’s Chief Compliance Officer and certain compliance staff, all of whom are employees of the Adviser and/or its affiliates, are shared with the Fund. Total compensation of $192,161 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the period ended December 31, 2021. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of December 31, 2021 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Total distributable earnings (loss)” on the Statement of Assets and Liabilities. Deferred compensation expenses for the period ended December 31, 2021 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $204,400 were paid by the Trust to the Trustees under the Deferred Plan during the period ended December 31, 2021.

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or non-affiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles that operate as money market funds. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, the Adviser has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Henderson Cash Liquidity Fund LLC (the “Sweep Vehicle”) is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. The Sweep Vehicle operates pursuant to the provisions of the 1940 Act that govern the operation of money market funds and prices its shares at NAV reflecting market-based values of its portfolio securities (i.e., a “floating” NAV) rounded to the fourth decimal place (e.g., $1.0000). The Sweep Vehicle is permitted to impose a liquidity fee (of up to 2%) on redemptions from the Sweep Vehicle or a redemption gate that temporarily suspends redemptions from the Sweep Vehicle for up to 10 business days during a 90 day period. There are no restrictions on the Fund's ability to withdraw investments from the Sweep Vehicle at will, and there are no unfunded capital commitments due from the Fund to the Sweep Vehicle. The Sweep Vehicle does not charge any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended December 31, 2021 can be found in the “Schedules of Affiliated Investments” located in the Schedule of Investments.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Henderson Distributors and financial intermediaries. During the period ended December 31, 2021, Janus Henderson Distributors retained upfront sales charges of $5.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to Janus Henderson Distributors during the period ended December 31, 2021.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption

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Janus Henderson Emerging Markets Managed Volatility Fund

Notes to Financial Statements (unaudited)

of the Class C Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class C Shares during the period ended December 31, 2021.

As of December 31, 2021, shares of the Fund were owned by affiliates of Janus Henderson Investors, and/or other funds advised by Janus Henderson, as indicated in the table below:

Class	% of Class Owned	% of Fund Owned
Class A Shares	-%	-%
Class C Shares	69	1
Class D Shares	-	-
Class I Shares	-	-
Class N Shares	6	1
Class S Shares	100	1
Class T Shares	-	-

In addition, other shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with US GAAP).

4. Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from US GAAP. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers.

The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2021 are noted below. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in partnerships.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 6,160,611	$ 319,449	$ (375,969)	$ (56,520)

26	DECEMBER 31, 2021

Janus Henderson Emerging Markets Managed Volatility Fund

Notes to Financial Statements (unaudited)

5. Capital Share Transactions

	Period ended December 31, 2021		Year ended June 30, 2021
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	48	$ 571	99	$ 1,131
Reinvested dividends and distributions	206	2,173	16	185
Shares repurchased	(39)	(417)	(3)	(37)
Net Increase/(Decrease)	215	$ 2,327	112	$ 1,279
Class C Shares:
Shares sold	218	$ 2,500	2,344	$ 27,500
Reinvested dividends and distributions	672	6,997	73	829
Shares repurchased	(4)	(39)	-	-
Net Increase/(Decrease)	886	$ 9,458	2,417	$ 28,329
Class D Shares:
Shares sold	18,886	$ 213,318	410,550	$4,795,421
Reinvested dividends and distributions	32,935	339,564	3,618	40,886
Shares repurchased	(79,534)	(898,294)	(295,725)	(3,427,815)
Net Increase/(Decrease)	(27,713)	$(345,412)	118,443	$1,408,492
Class I Shares:
Shares sold	1,159	$ 12,984	16,497	$ 189,168
Reinvested dividends and distributions	2,755	28,565	376	4,247
Shares repurchased	(1,124)	(12,540)	(16,434)	(184,176)
Net Increase/(Decrease)	2,790	$ 29,009	439	$ 9,239
Class N Shares:
Shares sold	29,765	$ 326,406	18,690	$ 209,967
Reinvested dividends and distributions	8,012	82,125	2,539	28,330
Shares repurchased	(6,362)	(70,273)	(98,925)	(1,116,335)
Net Increase/(Decrease)	31,415	$ 338,258	(77,696)	$ (878,038)
Class S Shares:
Shares sold	-	$ -	-	$ -
Reinvested dividends and distributions	499	5,172	64	721
Shares repurchased	-	-	-	-
Net Increase/(Decrease)	499	$ 5,172	64	$ 721
Class T Shares:
Shares sold	91	$ 1,014	11,252	$ 129,070
Reinvested dividends and distributions	1,198	12,402	144	1,626
Shares repurchased	(1,804)	(20,560)	(8,836)	(100,407)
Net Increase/(Decrease)	(515)	$ (7,144)	2,560	$ 30,289

6. Purchases and Sales of Investment Securities

For the period ended December 31, 2021, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$ 5,073,894	$ 5,440,775	$ -	$ -

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Notes to Financial Statements (unaudited)

7. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to December 31, 2021 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements other than the following:.

On February 3, 2022, Janus Henderson Group plc (“Janus Henderson”) announced it will be selling its majority interest in Intech Investment Management LLC (“Intech”), the subadviser to the Fund. The completion of the transaction is anticipated during the first half of 2022. The Adviser and Intech are assessing options with respect to the continued management of the Fund. Intech will continue to provide subadvisory services to the Fund in the interim.

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Janus Henderson Emerging Markets Managed Volatility Fund

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC as an exhibit to Form N-PORT within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to shareholders. The Fund’s Form N-PORT filings and annual and semiannual reports: (i) are available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free) (or 1-800-525-3713 if you hold Class D shares). Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 60-day lag under Full Holdings for the Fund at janushenderson.com/info (or janushenderson.com/reports if you hold Class D Shares).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each portfolio of Janus Aspen Series (each, a “VIT Portfolio,” and collectively, the “VIT Portfolios”), as well as each fund of Janus Investment Fund (each, a “Fund,” and collectively, the “Funds” and together with the VIT Portfolios, the “Janus Henderson Funds,” and each, a “Janus Henderson Fund”). As required by law, the Trustees determine annually whether to continue the investment advisory agreement for each Janus Henderson Fund and the subadvisory agreement for each Janus Henderson Fund that utilizes a subadviser.

In connection with their most recent consideration of those agreements for each Janus Henderson Fund, the Trustees received and reviewed information provided by Janus Henderson Investors US LLC (formerly, Janus Capital Management LLC) (the “Adviser”) and the subadviser in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At meetings held on November 3-4, 2021 and December 7-8, 2021, the Trustees’ evaluated the information provided by the Adviser, the subadviser, and the independent fee consultant, as well as other information addressed during the year. Following such evaluation, the Trustees determined that the overall arrangements between each Janus Henderson Fund and the Adviser and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by the Adviser, its affiliates and the subadviser, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment and unanimously approved the continuation of the investment advisory agreement for each Janus Henderson Fund and the subadvisory agreement for each subadvised Janus Henderson Fund, for the period from February 1, 2022 through February 1, 2023, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and, for the purpose of peer comparisons any administration fees (excluding out of pocket costs), net of any waivers, paid by a fund as a percentage of average net assets.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by the Adviser and the subadviser to the Janus Henderson Funds, taking into account the investment objective, strategies and policies of each Janus Henderson

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Janus Henderson Emerging Markets Managed Volatility Fund

Additional Information (unaudited)

Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Janus Henderson Funds. In addition, the Trustees reviewed the resources and key personnel of the Adviser and the subadviser, particularly noting those employees who provide investment and risk management services to the Janus Henderson Funds. The Trustees also considered other services provided to the Janus Henderson Funds by the Adviser or the subadviser, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered the Adviser’s role as administrator to the Janus Henderson Funds, noting that the Adviser generally does not receive a fee for its services as administrator, but is reimbursed for its out-of-pocket costs. The Trustees considered the role of the Adviser in monitoring adherence to the Janus Henderson Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Janus Henderson Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that the Adviser provides a number of different services for the Janus Henderson Funds and fund shareholders, ranging from investment management services to various other servicing functions, and that, in its view, the Adviser is a capable provider of those services. The independent fee consultant also provided its belief that the Adviser has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by the Adviser and the subadviser to each Janus Henderson Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Janus Henderson Funds whose performance lagged that of their peers for certain periods, the Janus Henderson Funds were likely to benefit from the continued provision of those services. They also concluded that the Adviser and the subadviser had sufficient personnel, with the appropriate education and experience, to serve the Janus Henderson Funds effectively and each had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Janus Henderson Fund over various time periods. They noted that they considered Janus Henderson Fund performance data throughout the year, including periodic meetings with each Janus Henderson Fund’s portfolio manager(s), and also reviewed information comparing each Janus Henderson Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Janus Henderson Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Janus Henderson Funds’ performance has been reasonable: for the 36 months ended September 30, 2021, approximately 55% of the Janus Henderson Funds were in the top two quartiles of performance versus Broadridge peers, and for the 12 months ended September 30, 2021, approximately 45% of the Janus Henderson Funds were in the top two quartiles of performance versus Broadridge peers.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance and that the performance trend was improving

30	DECEMBER 31, 2021

Janus Henderson Emerging Markets Managed Volatility Fund

Additional Information (unaudited)

Fixed-Income Funds

• For Janus Henderson Absolute Return Income Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Developed World Bond Fund, the Trustees noted the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Global Bond Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson High-Yield Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2021 and the second Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Short Duration Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2021 and the second Broadridge quartile for the 12 months ended May 31, 2021.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2021 and the second Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson European Focus Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the

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Janus Henderson Emerging Markets Managed Volatility Fund

Additional Information (unaudited)

Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Global Select Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Global Technology and Innovation Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson International Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s performance was in bottom Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Forty Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021.

32	DECEMBER 31, 2021

Janus Henderson Emerging Markets Managed Volatility Fund

Additional Information (unaudited)

• For Janus Henderson Growth and Income Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, and the steps the Adviser had taken or was taking to improve performance.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser and subadviser had taken or were taking to improve performance.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser and subadviser had taken or were taking to improve performance.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser and subadviser had taken or were taking to improve performance.

U.S. Equity Funds

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Small-Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps the Adviser had taken or was taking to improve performance.

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Janus Henderson Emerging Markets Managed Volatility Fund

Additional Information (unaudited)

In consideration of each Janus Henderson Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Janus Henderson Fund’s performance warranted continuation of such Janus Henderson Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Janus Henderson Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management fees (investment advisory fees and any administration fees but excluding out-of-pocket costs) for many of the Janus Henderson Funds, after applicable waivers, was below the average management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by the Adviser out of its management fees collected from such Janus Henderson Fund.

The independent fee consultant provided its belief that the management fees charged by the Adviser to each of the Janus Henderson Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by the Adviser. The independent fee consultant found: (1) the total expenses and management fees of the Janus Henderson Funds to be reasonable relative to other comparable mutual funds; (2) the total expenses, on average, were 8% under the average total expenses of the respective Broadridge Expense Group peers; and (3) and the management fees for the Janus Henderson Funds, on average, were 6% under the average management fees for the respective Broadridge Expense Group. The Trustees also considered the total expenses for each share class of each Janus Henderson Fund compared to the average total expenses for its Broadridge Expense Group and to average total expenses for its Broadridge Expense Universe.

For certain Janus Henderson Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses which assessed fund fees in the context of fund performance being delivered. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Janus Henderson Funds was reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and/or expense waivers on such Janus Henderson Funds.

The Trustees considered the methodology used by the Adviser and subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by the Adviser and subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by the Adviser or subadviser (for which the Adviser or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Janus Henderson Funds having a similar strategy, the Trustees considered that the Adviser noted that, under the terms of the management agreements with the Janus Henderson Funds, the Adviser performs significant additional services for the Janus Henderson Funds that it does not provide to those other clients, including administration services, oversight of the Janus Henderson Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Janus Henderson Funds, the Adviser assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, the Trustees noted that the independent fee consultant found that: (1) the management fees the Adviser charges to the Janus Henderson Funds are reasonable in relation to the management fees the Adviser charges to funds subadvised by the Adviser and to the fees the Adviser charges to its institutional separate account clients; (2) these subadvised and institutional separate accounts have different service and infrastructure needs and operate in markets very distinct relative to retail funds; (3) Janus Henderson mutual fund investors enjoy reasonable fees relative to the fees charged to Janus Henderson subadvised fund and separate account investors; and (4) as part of its 2020 review, 9 of 10 Janus Henderson Funds have lower management fees than similar funds subadvised by the Adviser.

The Trustees considered the fees for each Janus Henderson Fund for its fiscal year ended in 2020, including the VIT Portfolios, and noted the following with regard to each VIT Portfolio’s total expenses, net of applicable fee waivers (the VIT Portfolio’s “total expenses”):

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Janus Henderson Emerging Markets Managed Volatility Fund

Additional Information (unaudited)

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

Fixed-Income Funds

• For Janus Henderson Absolute Return Income Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Developed World Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short Duration Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson European Focus Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

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Janus Henderson Emerging Markets Managed Volatility Fund

Additional Information (unaudited)

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Global Real Estate Fund, the Trustees noted, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Sustainable Equity Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Global Technology and Innovation Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson International Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Overseas Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has voluntarily agreed to limit the Fund’s expenses to assist the Fund in attempting to maintain a yield of at least 0.00%.

• For Janus Henderson Money Market Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has agreed to limit the Fund’s expenses to assist the Fund in attempting to maintain a yield of at least 0.00%.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that, that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that, that the Fund’s total expenses were below the peer group average for all share classes.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser had contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted

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Janus Henderson Emerging Markets Managed Volatility Fund

Additional Information (unaudited)

that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Research Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

U.S. Equity Funds

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Small-Mid Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

The Trustees reviewed information on the overall profitability to the Adviser and its affiliates from their relationships with the Janus Henderson Funds, and considered profitability data of other publicly traded mutual fund advisers. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by

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Janus Henderson Emerging Markets Managed Volatility Fund

Additional Information (unaudited)

numerous factors, including the organizational structure of the particular fund manager, differences in complex size, difference in product mix, difference in types of business (mutual fund, institutional and other), differences in the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses and the fund manager’s capital structure and cost of capital.

Additionally, the Trustees considered the estimated profitability to the Adviser from the investment management services it provided to each Janus Henderson Fund. In their review, the Trustees considered whether the Adviser and subadviser receive adequate incentives and resources to manage the Janus Henderson Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Janus Henderson Fund is necessarily a product of the allocation methodology utilized by the Adviser to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant found that (1) the expense allocation methodology and rationales utilized by the Adviser were reasonable and (2) no clear correlation exists between expense allocations and operating margins. The Trustees also considered that the estimated profitability for an individual Janus Henderson Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Janus Henderson Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that the Adviser’s estimated profitability with respect to each Janus Henderson Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Janus Henderson Funds was not a material factor in the Board’s approval of the reasonableness of any Janus Henderson Fund’s investment management fees.

The Trustees concluded that the management fees payable by each Janus Henderson Fund to the Adviser and its affiliates, as well as the fees paid by the Adviser to the subadviser of subadvised Janus Henderson Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees the Adviser and the subadviser charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Janus Henderson Funds. The Trustees also concluded that each Janus Henderson Fund’s total expenses were reasonable, taking into account the size of the Janus Henderson Fund, the quality of services provided by the Adviser and subadviser, the investment performance of the Janus Henderson Fund, and any expense limitations agreed to or provided by the Adviser.

Economies of Scale

The Trustees considered information about the potential for the Adviser to realize economies of scale as the assets of the Janus Henderson Funds increase. They noted that their independent fee consultant published a report to the Trustees in November 2019 which provided its research and analysis into economies of scale. They also noted that, although many Janus Henderson Funds pay advisory fees at a fixed base rate as a percentage of net assets, without any breakpoints or performance fees, their independent fee consultant concluded that 75% of these Janus Henderson Funds’ have contractual management fees (gross of waivers) below their Broadridge Expense Group averages. The Trustees also noted the following: (1) that for those Janus Henderson Funds whose expenses are being reduced by the contractual expense limitations of the Adviser, the Adviser is subsidizing certain of these Janus Henderson Funds because they have not reached adequate scale; (2) performance fee structures have been implemented for various Janus Henderson Funds that have caused the effective rate of advisory fees payable by such Janus Henderson Fund to vary depending on the investment performance of the Janus Henderson Fund relative to its benchmark index over the measurement period; and (3) a few Janus Henderson Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Janus Henderson Funds share directly in economies of scale through the significant investments made by the Adviser and its affiliates related to services provided to the Funds and the lower charges of third-party service providers that are based in part on the combined scale of all of the Janus Henderson Funds.

The Trustees also considered the independent fee consultant’s conclusion that, given the limitations of various analytical approaches to economies of scale and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus Henderson complex. In this regard, the independent consultant concluded that (1) to the extent there were economies of scale at the Adviser, the Adviser’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Janus Henderson Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Janus Henderson Funds, the Adviser appeared to be investing to increase the likelihood that these Janus

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Janus Henderson Emerging Markets Managed Volatility Fund

Additional Information (unaudited)

Henderson Funds will grow to a level to achieve any economies of scale that may exist. Further, the independent fee consultant provided its belief that Janus Henderson Fund investors are well-served by the fee levels and performance fee structures in place on the Janus Henderson Funds in light of any economies of scale that may be present at the Adviser.

Based on all of the information reviewed, including the recent and past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Janus Henderson Fund was reasonable and that the current rates of fees do reflect a sharing between the Adviser and the Janus Henderson Fund of any economies of scale that may be present at the current asset level of the Janus Henderson Fund.

Other Benefits to the Adviser

The Trustees also considered benefits that accrue to the Adviser and its affiliates and subadviser to the Janus Henderson Funds from their relationships with the Janus Henderson Funds. They recognized that two affiliates of the Adviser separately serve the Janus Henderson Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided, and that such compensation contributes to the overall profitability of the Adviser and its affiliates that results from their relationship with the Janus Henderson Funds. The Trustees also considered the Adviser’s past and proposed use of commissions paid by the Janus Henderson Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Janus Henderson Fund and/or other clients of the Adviser and/or the Adviser, and/or subadviser to a Janus Henderson Fund. The Trustees concluded that the Adviser’s and the subadviser’s use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Janus Henderson Fund. The Trustees also concluded that, other than the services provided by the Adviser and its affiliates and subadviser pursuant to the agreements and the fees to be paid by each Janus Henderson Fund therefor, the Janus Henderson Funds and the Adviser and the subadviser may potentially benefit from their relationship with each other in other ways. They concluded that the Adviser and its affiliates share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of the Janus Henderson Funds and other clients serviced by the Adviser and its affiliates. They also concluded that the Adviser and the subadviser benefit from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Janus Henderson Funds and that the Janus Henderson Funds benefit from the Adviser’s and/or the subadviser’s receipt of those products and services as well as research products and services acquired through commissions paid by other clients of the Adviser and/or other clients of the subadviser. They further concluded that the success of any Janus Henderson Fund could attract other business to the Adviser, the subadviser or other Janus Henderson funds, and that the success of the Adviser and the subadviser could enhance the Adviser’s and the subadviser’s ability to serve the Janus Henderson Funds.

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Janus Henderson Emerging Markets Managed Volatility Fund

Useful Information About Your Fund Report (unaudited)

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of the Adviser and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Bloomberg and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

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Janus Henderson Emerging Markets Managed Volatility Fund

Useful Information About Your Fund Report (unaudited)

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the

Janus Investment Fund	41

Janus Henderson Emerging Markets Managed Volatility Fund

Useful Information About Your Fund Report (unaudited)

portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

42	DECEMBER 31, 2021

Janus Henderson Emerging Markets Managed Volatility Fund

Notes

NotesPage1

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Janus Henderson Emerging Markets Managed Volatility Fund

Notes

NotesPage2

44	DECEMBER 31, 2021

Janus Henderson Emerging Markets Managed Volatility Fund

Notes

NotesPage3

Janus Investment Fund	45

This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson and Intech are trademarks of Janus Henderson Group plc or one of its subsidiaries. © Janus Henderson Group plc Janus Henderson Distributors US LLC
125-24-93012 03-22

SEMIANNUAL REPORT December 31, 2021

Janus Henderson Flexible Bond Fund

Janus Investment Fund

HIGHLIGHTS • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Henderson Flexible Bond Fund

FUND SNAPSHOT

Using our broad global research capabilities, we strive to exploit fixed income market inefficiencies by building a structural foundation that we believe serves as a better starting point than traditional benchmarks. We aim to generate outperformance through sector rotation and security selection and by seeking to take the right amount of risk at each point in the cycle.

Greg Wilensky co-portfolio manager	Michael Keough co-portfolio manager

Janus Henderson Flexible Bond Fund (unaudited)

Fund At A Glance

December 31, 2021

Fund Profile
30-day Current Yield*	Without Reimbursement	With Reimbursement
Class A Shares NAV	1.03%	1.03%
Class A Shares MOP	0.98%	0.98%
Class C Shares**	0.31%	0.31%
Class D Shares	1.16%	1.16%
Class I Shares	1.28%	1.28%
Class N Shares	1.30%	1.30%
Class R Shares	0.57%	0.57%
Class S Shares	0.80%	0.80%
Class T Shares	1.06%	1.06%
Weighted Average Maturity		7.8 Years
Average Effective Duration***		6.0 Years
* Yield will fluctuate.
** Does not include the 1.00% contingent deferred sales charge.
*** A theoretical measure of price volatility.

Ratings† Summary - (% of Total Investments)
AAA	16.3%
AA	32.8%
A	2.2%
BBB	18.8%
BB	9.7%
B	3.1%
Not Rated	16.2%
Other	0.9%

† Credit ratings provided by Standard & Poor's (S&P), an independent credit rating agency. Credit ratings range from AAA (highest) to D (lowest) based on S&P's measures. Further information on S&P's rating methodology may be found at www.standardandpoors.com. Other rating agencies may rate the same securities differently. Ratings are relative and subjective and are not absolute standards of quality. Credit quality does not remove market risk and is subject to change. "Not Rated" securities are not rated by S&P, but may be rated by other rating agencies and do not necessarily indicate low quality. "Other" includes cash equivalents, equity securities, and certain derivative instruments.

Significant Areas of Investment - (% of Net Assets)

Asset Allocation - (% of Net Assets)
United States Treasury Notes/Bonds	30.0%
Corporate Bonds	27.2%
Asset-Backed/Commercial Mortgage-Backed Securities	21.6%
Mortgage-Backed Securities	16.6%
Investment Companies	11.3%
Bank Loans and Mezzanine Loans	2.8%
Inflation-Indexed Bonds	0.5%
Investments Purchased with Cash Collateral from Securities Lending	0.0%
Other	(10.0)%
100.0%

Janus Investment Fund	1

Janus Henderson Flexible Bond Fund (unaudited)

Performance

See important disclosures on the next page.

Average Annual Total Return - for the periods ended December 31, 2021						Prospectus Expense Ratios
	Fiscal Year-to-Date	One Year	Five Year	Ten Year	Since Inception*	Total Annual Fund Operating Expenses‡	Net Annual Fund Operating Expenses‡
Class A Shares at NAV	0.17%	-1.03%	3.98%	3.42%	6.32%	0.86%	0.70%
Class A Shares at MOP	-4.62%	-5.74%	2.98%	2.92%	6.17%
Class C Shares at NAV	-0.18%	-1.73%	3.35%	2.72%	5.64%	1.51%	1.45%
Class C Shares at CDSC	-1.17%	-2.70%	3.35%	2.72%	5.64%
Class D Shares	0.29%	-0.86%	4.29%	3.67%	6.41%	0.57%	0.57%
Class I Shares	0.33%	-0.78%	4.36%	3.73%	6.43%	0.50%	0.45%
Class N Shares	0.35%	-0.72%	4.44%	3.81%	6.44%	0.43%	0.43%
Class R Shares	-0.03%	-1.46%	3.66%	3.06%	5.93%	1.19%	1.19%
Class S Shares	0.09%	-1.22%	3.91%	3.30%	6.18%	0.95%	0.95%
Class T Shares	0.23%	-0.96%	4.21%	3.58%	6.37%	0.68%	0.68%
Bloomberg U.S. Aggregate Bond Index	0.06%	-1.54%	3.57%	2.90%	6.03%**
Morningstar Quartile - Class T Shares	-	3rd	2nd	2nd	2nd
Morningstar Ranking - based on total returns for Intermediate Core - Plus Bond Funds	-	346/607	200/557	238/490	26/91

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 (or 800.525.3713 if you hold shares directly with Janus Henderson) or visit janushenderson.com/performance (or janushenderson.com/allfunds if you hold shares directly with Janus Henderson).

Maximum Offering Price (MOP) returns include the maximum sales charge of 4.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

Net expense ratios reflect the expense waiver, if any, contractually agreed to for at least a one-year period commencing on October 28, 2021.

2	DECEMBER 31, 2021

Janus Henderson Flexible Bond Fund (unaudited)

Performance

Performance may be affected by risks that include those associated with foreign and emerging markets, fixed income securities, high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), Environmental, Social and Governance (ESG) factors, non-diversification, portfolio turnover, derivatives, short sales, initial public offerings (IPOs) and potential conflicts of interest. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class A Shares, Class C Shares, Class R Shares, and Class S Shares commenced operations on July 6, 2009. Performance shown for each class for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, the initial share class (renamed Class T Shares effective February 16, 2010), calculated using the fees and expenses of each respective share class, without the effect of any fee and expense limitations or waivers.

Class D Shares commenced operations on February 16, 2010. Performance shown for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses in effect during the periods shown, net of any applicable fee and expense limitations or waivers.

Class I Shares commenced operations on July 6, 2009. Performance shown for periods prior to July 6, 2009, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses of Class J Shares, net of any applicable fee and expense limitations or waivers.

Class N Shares commenced operations on May 31, 2012. Performance shown for periods prior to May 31, 2012, reflects the performance of the Fund’s Class T Shares, calculated using the fees and expenses of Class T Shares, net of any applicable fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2021 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Fund Report.”

*The Fund’s inception date – July 7, 1987

** The Bloomberg U.S. Aggregate Bond Index’s since inception returns are calculated from June 30, 1987.

‡ As stated in the prospectus. See Financial Highlights for actual expense ratios during the reporting period.

Janus Investment Fund	3

Janus Henderson Flexible Bond Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (7/1/21)	Ending Account Value (12/31/21)	Expenses Paid During Period (7/1/21 - 12/31/21)†	Beginning Account Value (7/1/21)	Ending Account Value (12/31/21)	Expenses Paid During Period (7/1/21 - 12/31/21)†	Net Annualized Expense Ratio (7/1/21 - 12/31/21)
Class A Shares	$1,000.00	$1,001.70	$4.09	$1,000.00	$1,021.12	$4.13	0.81%
Class C Shares	$1,000.00	$998.20	$7.50	$1,000.00	$1,017.69	$7.58	1.49%
Class D Shares	$1,000.00	$1,002.90	$2.88	$1,000.00	$1,022.33	$2.91	0.57%
Class I Shares	$1,000.00	$1,003.30	$2.47	$1,000.00	$1,022.74	$2.50	0.49%
Class N Shares	$1,000.00	$1,003.50	$2.22	$1,000.00	$1,022.99	$2.24	0.44%
Class R Shares	$1,000.00	$999.70	$6.05	$1,000.00	$1,019.16	$6.11	1.20%
Class S Shares	$1,000.00	$1,000.90	$4.79	$1,000.00	$1,020.42	$4.84	0.95%
Class T Shares	$1,000.00	$1,002.30	$3.43	$1,000.00	$1,021.78	$3.47	0.68%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

4	DECEMBER 31, 2021

Janus Henderson Flexible Bond Fund

Schedule of Investments (unaudited)

December 31, 2021

Shares or Principal Amounts		Value
Asset-Backed/Commercial Mortgage-Backed Securities– 21.6%
208 Park Avenue Mortgage Trust 2017-280P,
ICE LIBOR USD 1 Month + 0.8800%, 0.9898%, 9/15/34 (144A)‡	$4,050,930	$4,047,414
ACC Auto Trust 2021-A A, 1.0800%, 4/15/27 (144A)	3,663,229	3,658,320
Affirm Asset Securitization Trust 2020-Z2 A, 1.9000%, 1/15/25 (144A)	1,460,009	1,465,890
Affirm Asset Securitization Trust 2021-A A, 0.8800%, 8/15/25 (144A)	4,557,000	4,541,351
Affirm Asset Securitization Trust 2021-B A, 1.0300%, 8/17/26 (144A)	4,780,000	4,743,227
Angel Oak Mortgage Trust I LLC 2019-5, 2.5930%, 10/25/49 (144A)‡	1,381,046	1,380,192
Angel Oak Mortgage Trust I LLC 2019-6,
ICE LIBOR USD 12 Month + 0.9500%, 2.6200%, 11/25/59 (144A)‡	1,072,162	1,072,162
Angel Oak Mortgage Trust I LLC 2020-2,
ICE LIBOR USD 12 Month + 2.2000%, 2.5310%, 1/26/65 (144A)‡	2,434,729	2,460,552
Angel Oak Mortgage Trust I LLC 2020-3,
ICE LIBOR USD 12 Month + 1.0000%, 2.4100%, 4/25/65 (144A)‡	2,072,234	2,075,383
Aqua Finance Trust 2021-A A, 1.5400%, 7/17/46 (144A)	3,135,536	3,102,098
Arbys Funding LLC 2020-1A, 3.2370%, 7/30/50 (144A)	11,128,138	11,366,124
Atalaya Equipment Leasing Fund I LP 2021-1A A2, 1.2300%, 5/15/26 (144A)	4,551,000	4,544,309
Barclays Comercial Mortgage Securities LLC 2015-SRCH,
4.1970%, 8/10/35 (144A)	9,721,000	10,741,878
Barclays Comercial Mortgage Securities LLC 2017-DELC,
ICE LIBOR USD 1 Month + 0.8500%, 0.9598%, 8/15/36 (144A)‡	3,044,000	3,043,146
BVRT Financing Trust 2021-2F M1, 1.6000%, 1/10/32‡	677,047	678,198
BVRT Financing Trust 2021-CRT1 M2, 2.3514%, 1/10/33‡	874,420	876,606
BVRT Financing Trust 2021-CRT2 M1, 1.8514%, 11/10/32‡	217,161	217,161
BX Commercial Mortgage Trust 2019-OC11, 3.2020%, 12/9/41 (144A)	4,297,000	4,529,648
BX Commercial Mortgage Trust 2019-OC11, 3.6050%, 12/9/41 (144A)	2,160,000	2,277,984
BX Commercial Mortgage Trust 2019-OC11, 3.8560%, 12/9/41 (144A)	4,295,000	4,422,633
BX Commercial Mortgage Trust 2019-XL,
ICE LIBOR USD 1 Month + 0.9200%, 1.0300%, 10/15/36 (144A)‡	7,843,501	7,841,327
BX Commercial Mortgage Trust 2019-XL,
ICE LIBOR USD 1 Month + 1.0800%, 1.1900%, 10/15/36 (144A)‡	1,207,000	1,205,812
BX Commercial Mortgage Trust 2020-FOX A,
ICE LIBOR USD 1 Month + 1.0000%, 1.1100%, 11/15/32 (144A)‡	9,779,894	9,777,606
BX Commercial Mortgage Trust 2020-FOX B,
ICE LIBOR USD 1 Month + 1.3500%, 1.4600%, 11/15/32 (144A)‡	1,698,249	1,696,751
BX Commercial Mortgage Trust 2020-FOX C,
ICE LIBOR USD 1 Month + 1.5500%, 1.6600%, 11/15/32 (144A)‡	1,464,793	1,458,901
BX Commercial Mortgage Trust 2021-LBA AJV,
ICE LIBOR USD 1 Month + 0.8000%, 0.9100%, 2/15/36 (144A)‡	5,348,000	5,327,773
BX Commercial Mortgage Trust 2021-LBA AV,
ICE LIBOR USD 1 Month + 0.8000%, 0.9100%, 2/15/36 (144A)‡	6,081,000	6,057,999
BX Commercial Mortgage Trust 2021-VOLT A,
ICE LIBOR USD 1 Month + 0.7000%, 0.8098%, 9/15/36 (144A)‡	3,022,000	3,012,609
BX Commercial Mortgage Trust 2021-VOLT B,
ICE LIBOR USD 1 Month + 0.9500%, 1.0598%, 9/15/36 (144A)‡	6,188,000	6,131,950
BX Commercial Mortgage Trust 2021-VOLT D,
ICE LIBOR USD 1 Month + 1.6500%, 1.7598%, 9/15/36 (144A)‡	6,499,000	6,442,162
BXP Trust 2017-GM, 3.3790%, 6/13/39 (144A)	4,909,000	5,230,484
Carvana Auto Receivables Trust 2021-P4 A2, 0.8200%, 4/10/25	4,921,000	4,918,901
CBAM CLO Management 2019-11RA A1,
ICE LIBOR USD 3 Month + 1.1800%, 1.3049%, 1/20/35 (144A)‡	10,885,000	10,898,018
CBAM CLO Management 2019-11RA B,
ICE LIBOR USD 3 Month + 1.7500%, 1.8749%, 1/20/35 (144A)‡	5,551,000	5,551,921
CF Hippolyta Issuer LLC 2021-1A A1, 1.5300%, 3/15/61 (144A)	7,271,406	7,140,349
CF Hippolyta Issuer LLC 2021-1A B1, 1.9800%, 3/15/61 (144A)	2,669,751	2,630,359
Chase Auto Credit Linked Notes 2021-2 B, 0.8890%, 12/26/28 (144A)	5,634,633	5,603,958
Chase Mortgage Finance Corp 2021-CL1 M1,
US 30 Day Average SOFR + 1.2000%, 1.2497%, 2/25/50 (144A)‡	4,068,843	4,079,429
CIFC Funding Ltd 2016-1A BRR,
ICE LIBOR USD 3 Month + 1.7000%, 0%, 10/21/31 (144A)‡	4,008,000	3,959,555

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	5

Janus Henderson Flexible Bond Fund

Schedule of Investments (unaudited)

December 31, 2021

Shares or Principal Amounts		Value
Asset-Backed/Commercial Mortgage-Backed Securities– (continued)
CIFC Funding Ltd 2021-7A A1,
ICE LIBOR USD 3 Month + 1.1300%, 1.2584%, 1/23/35 (144A)‡	$7,861,000	$7,856,268
CIFC Funding Ltd 2021-7A B,
ICE LIBOR USD 3 Month + 1.6000%, 1.7284%, 1/23/35 (144A)‡	4,467,000	4,433,591
CIM Retail Portfolio Trust 2021-RETL A,
ICE LIBOR USD 1 Month + 1.4000%, 1.5100%, 8/15/36 (144A)‡	4,893,000	4,884,060
CIM Trust 2021-NR1 A1, 2.5690%, 7/25/55 (144A)Ç	5,910,759	5,901,807
Cold Storage Trust 2020-ICE5 A,
ICE LIBOR USD 1 Month + 0.9000%, 1.0098%, 11/15/37 (144A)‡	10,993,766	10,982,404
Cold Storage Trust 2020-ICE5 B,
ICE LIBOR USD 1 Month + 1.3000%, 1.4098%, 11/15/37 (144A)‡	4,888,412	4,878,284
Cold Storage Trust 2020-ICE5 C,
ICE LIBOR USD 1 Month + 1.6500%, 1.7598%, 11/15/37 (144A)‡	4,906,106	4,887,314
COLT Funding LLC 2020-2,
ICE LIBOR USD 12 Month + 1.5000%, 1.8530%, 3/25/65 (144A)‡	717,136	719,318
COLT Funding LLC 2020-3,
ICE LIBOR USD 12 Month + 1.2000%, 1.5060%, 4/27/65 (144A)‡	848,541	849,323
Conn Funding II LP 2021-A A, 1.0500%, 5/15/26 (144A)	5,220,171	5,215,990
Connecticut Avenue Securities Trust 2014-C04,
ICE LIBOR USD 1 Month + 4.9000%, 5.0028%, 11/25/24‡	346,995	359,938
Connecticut Avenue Securities Trust 2015-C02 1M2,
ICE LIBOR USD 1 Month + 4.0000%, 4.1028%, 5/25/25‡	970,168	987,003
Connecticut Avenue Securities Trust 2016-C06 1M2,
ICE LIBOR USD 1 Month + 4.2500%, 4.3528%, 4/25/29‡	2,317,083	2,388,955
Connecticut Avenue Securities Trust 2017-C01,
ICE LIBOR USD 1 Month + 3.5500%, 3.6528%, 7/25/29‡	4,113,417	4,205,557
Connecticut Avenue Securities Trust 2017-C05 1M2,
ICE LIBOR USD 1 Month + 2.2000%, 2.3028%, 1/25/30‡	5,340,993	5,428,253
Connecticut Avenue Securities Trust 2017-C07 1M2,
ICE LIBOR USD 1 Month + 2.4000%, 2.5019%, 5/25/30‡	5,231,832	5,306,864
Connecticut Avenue Securities Trust 2018-C03 1M2,
ICE LIBOR USD 1 Month + 2.1500%, 2.2528%, 10/25/30‡	5,291,581	5,349,326
Connecticut Avenue Securities Trust 2018-R07,
ICE LIBOR USD 1 Month + 2.4000%, 2.5019%, 4/25/31 (144A)‡	710,536	713,102
Connecticut Avenue Securities Trust 2019-R02,
ICE LIBOR USD 1 Month + 2.3000%, 2.4028%, 8/25/31 (144A)‡	531,782	533,772
Connecticut Avenue Securities Trust 2019-R03,
ICE LIBOR USD 1 Month + 2.1500%, 2.2528%, 9/25/31 (144A)‡	1,849,075	1,854,946
Connecticut Avenue Securities Trust 2019-R04,
ICE LIBOR USD 1 Month + 2.1000%, 2.2019%, 6/25/39 (144A)‡	724,878	724,878
Connecticut Avenue Securities Trust 2019-R05,
ICE LIBOR USD 1 Month + 2.0000%, 2.1028%, 7/25/39 (144A)‡	839,168	839,168
Connecticut Avenue Securities Trust 2019-R07,
ICE LIBOR USD 1 Month + 2.1000%, 2.2028%, 10/25/39 (144A)‡	601,501	602,648
Connecticut Avenue Securities Trust 2020-R02,
ICE LIBOR USD 1 Month + 2.0000%, 2.1028%, 1/25/40 (144A)‡	4,490,505	4,498,929
Connecticut Avenue Securities Trust 2021-R02 2M2,
US 30 Day Average SOFR + 2.0000%, 2.0500%, 11/25/41 (144A)‡	10,654,000	10,660,638
Connecticut Avenue Securities Trust 2021-R03 1M2,
US 30 Day Average SOFR + 1.6500%, 1.7000%, 12/25/41 (144A)‡	3,943,000	3,948,980
Cosmopolitan Hotel Trust 2017,
ICE LIBOR USD 1 Month + 0.9300%, 1.0398%, 11/15/36 (144A)‡	3,744,959	3,743,429
Credit Suisse Commercial Mortgage Trust 2019-ICE4,
ICE LIBOR USD 1 Month + 0.9800%, 1.0900%, 5/15/36 (144A)‡	10,122,000	10,119,273
Credit Suisse Commercial Mortgage Trust 2019-ICE4 C,
ICE LIBOR USD 1 Month + 1.4300%, 1.5400%, 5/15/36 (144A)‡	5,168,000	5,144,665
Credit Suisse Commercial Mortgage Trust 2020-UNFI,
ICE LIBOR USD 1 Month + 3.6682%, 4.1682%, 12/15/22 (144A)‡	2,788,000	2,784,320
Credit Suisse Commercial Mortgage Trust 2021-WEHO A,
ICE LIBOR USD 1 Month + 3.9693%, 4.0791%, 4/15/23 (144A)‡	5,874,394	5,847,462

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

6	DECEMBER 31, 2021

Janus Henderson Flexible Bond Fund

Schedule of Investments (unaudited)

December 31, 2021

Shares or Principal Amounts		Value
Asset-Backed/Commercial Mortgage-Backed Securities– (continued)
DB Master Finance LLC 2019-1A A23, 4.3520%, 5/20/49 (144A)	$3,518,023	$3,726,863
DB Master Finance LLC 2019-1A A2II, 4.0210%, 5/20/49 (144A)	1,694,008	1,753,345
Diamond Infrastructure Funding LLC 2021-1A A, 1.7600%, 4/15/49 (144A)	7,083,000	6,924,468
Domino's Pizza Master Issuer LLC, 4.1180%, 7/25/47 (144A)	2,489,025	2,608,653
Domino's Pizza Master Issuer LLC, 4.1160%, 7/25/48 (144A)	7,312,830	7,472,980
Domino's Pizza Master Issuer LLC, 4.3280%, 7/25/48 (144A)	3,894,550	4,085,193
Domino's Pizza Master Issuer LLC, 3.6680%, 10/25/49 (144A)	13,571,273	14,287,164
Drive Auto Receivables Trust 2017-3, 3.5300%, 12/15/23 (144A)	41,169	41,200
Exeter Automobile Receivables Trust 2019-1, 5.2000%, 1/15/26 (144A)	3,260,000	3,426,589
Exeter Automobile Receivables Trust 2021-1A C, 0.7400%, 1/15/26	1,133,000	1,128,992
Exeter Automobile Receivables Trust 2021-1A D, 1.0800%, 11/16/26	3,626,000	3,604,086
Extended Stay America Trust 2021-ESH A,
ICE LIBOR USD 1 Month + 1.0800%, 1.1900%, 7/15/38 (144A)‡	8,962,374	8,964,315
Extended Stay America Trust 2021-ESH B,
ICE LIBOR USD 1 Month + 1.3800%, 1.4900%, 7/15/38 (144A)‡	2,437,320	2,440,642
Fannie Mae Connecticut Avenue Securities,
ICE LIBOR USD 1 Month + 5.0000%, 5.1028%, 7/25/25‡	1,985,743	2,034,245
Fannie Mae Connecticut Avenue Securities,
ICE LIBOR USD 1 Month + 5.7000%, 5.8028%, 4/25/28‡	2,073,222	2,183,094
Fannie Mae REMICS, 3.0000%, 5/25/48	6,348,535	6,604,343
Fannie Mae REMICS, 3.0000%, 11/25/49	8,145,853	8,468,833
Flagstar Mortgage Trust 2021-13IN A2, 3.0000%, 12/30/51 (144A)‡	15,381,531	15,650,707
Freddie Mac Structured Agency Credit Risk Debt Notes 2016-DNA1 M3,
ICE LIBOR USD 1 Month + 5.5500%, 5.6528%, 7/25/28‡	1,651,626	1,712,646
Freddie Mac Structured Agency Credit Risk Debt Notes 2019-DNA4 M2,
ICE LIBOR USD 1 Month + 1.9500%, 2.0528%, 10/25/49 (144A)‡	410,997	412,108
Freddie Mac Structured Agency Credit Risk Debt Notes 2020-DNA6 M2,
US 30 Day Average SOFR + 2.0000%, 2.0497%, 12/25/50 (144A)‡	5,597,000	5,623,750
Freddie Mac Structured Agency Credit Risk Debt Notes 2020-HQA4 M2,
ICE LIBOR USD 1 Month + 3.1500%, 3.2528%, 9/25/50 (144A)‡	1,021,192	1,023,350
Freddie Mac Structured Agency Credit Risk Debt Notes 2020-HQA5 M2,
US 30 Day Average SOFR + 2.6000%, 2.6497%, 11/25/50 (144A)‡	8,470,215	8,550,205
Freddie Mac Structured Agency Credit Risk Debt Notes 2021-DNA2 M2,
US 30 Day Average SOFR + 2.3000%, 2.3497%, 8/25/33 (144A)‡	2,791,000	2,835,029
Freddie Mac Structured Agency Credit Risk Debt Notes 2021-HQA1 M2,
US 30 Day Average SOFR + 2.2500%, 2.2997%, 8/25/33 (144A)‡	3,013,000	3,030,856
Great Wolf Trust,
ICE LIBOR USD 1 Month + 1.0340%, 1.1440%, 12/15/36 (144A)‡	2,050,000	2,046,900
Great Wolf Trust,
ICE LIBOR USD 1 Month + 1.3340%, 1.4440%, 12/15/36 (144A)‡	2,296,000	2,288,502
Great Wolf Trust,
ICE LIBOR USD 1 Month + 1.6330%, 1.7430%, 12/15/36 (144A)‡	2,558,000	2,543,383
Highbridge Loan Management Ltd 2021-16A A1,
ICE LIBOR USD 3 Month + 1.1400%, 1.3953%, 1/23/35 (144A)‡	9,714,000	9,708,142
Highbridge Loan Management Ltd 2021-16A B,
ICE LIBOR USD 3 Month + 1.7000%, 1.9553%, 1/23/35 (144A)‡	4,181,000	4,177,860
Jack in the Box Funding LLC 2019-1A A23, 4.9700%, 8/25/49 (144A)	6,981,107	7,453,772
Jack in the Box Funding LLC 2019-1A A2I, 3.9820%, 8/25/49 (144A)	6,954,051	6,980,476
Jack in the Box Funding LLC 2019-1A A2II, 4.4760%, 8/25/49 (144A)	9,239,183	9,556,920
JP Morgan Mortgage Trust 2021-11 A11,
US 30 Day Average SOFR + 0.8500%, 0.8997%, 1/25/52 (144A)‡	4,946,546	4,944,469
JP Morgan Mortgage Trust 2021-12 A11,
US 30 Day Average SOFR + 0.8500%, 0.8997%, 2/25/52 (144A)‡	3,023,409	3,023,409
LAD Auto Receivables Trust 2021-1A A, 1.3000%, 8/17/26 (144A)	4,931,257	4,913,467
Life Financial Services Trust 2021-BMR A,
ICE LIBOR USD 1 Month + 0.7000%, 0.8100%, 3/15/38 (144A)‡	13,778,000	13,737,532
Life Financial Services Trust 2021-BMR C,
ICE LIBOR USD 1 Month + 1.1000%, 1.2100%, 3/15/38 (144A)‡	6,599,000	6,524,635
Logan CLO II Ltd 2021-2A A,
ICE LIBOR USD 3 Month + 1.1500%, 1.3974%, 1/20/35 (144A)‡	9,819,000	9,812,981

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	7

Janus Henderson Flexible Bond Fund

Schedule of Investments (unaudited)

December 31, 2021

Shares or Principal Amounts		Value
Asset-Backed/Commercial Mortgage-Backed Securities– (continued)
Logan CLO II Ltd 2021-2A B,
ICE LIBOR USD 3 Month + 1.7000%, 1.9474%, 1/20/35 (144A)‡	$4,018,000	$4,014,902
LUXE Commercial Mortgage Trust 2021-TRIP A,
ICE LIBOR USD 1 Month + 1.0500%, 1.1600%, 10/15/38 (144A)‡	14,554,000	14,589,475
MED Trust 2021-MDLN C,
ICE LIBOR USD 1 Month + 1.8000%, 1.9100%, 11/15/38 (144A)‡	1,845,000	1,838,855
MED Trust 2021-MDLN D,
ICE LIBOR USD 1 Month + 2.0000%, 2.1100%, 11/15/38 (144A)‡	1,873,000	1,866,312
MED Trust 2021-MDLN E,
ICE LIBOR USD 1 Month + 3.1500%, 3.2600%, 11/15/38 (144A)‡	8,317,000	8,251,749
MED Trust 2021-MDLN F,
ICE LIBOR USD 1 Month + 4.0000%, 4.1100%, 11/15/38 (144A)‡	5,232,000	5,192,762
Mello Mortgage Capital Acceptance Trust 2021-INV2 A11,
US 30 Day Average SOFR + 0.9500%, 0.9997%, 8/25/51 (144A)‡	4,753,337	4,763,075
Mello Mortgage Capital Acceptance Trust 2021-INV3 A11,
US 30 Day Average SOFR + 0.9500%, 0.9997%, 10/25/51 (144A)‡	6,033,533	6,046,077
Mello Mortgage Capital Acceptance Trust 2021-INV4 A3,
2.5000%, 12/25/51 (144A)‡	4,447,913	4,447,246
Mercury Financial Credit Card Master Trust 2021-1A A,
1.5400%, 3/20/26 (144A)	6,186,000	6,189,071
MHC Commercial Mortgage Trust 2021-MHC A,
ICE LIBOR USD 1 Month + 0.8010%, 0.9107%, 4/15/38 (144A)‡	12,276,358	12,229,254
MHC Commercial Mortgage Trust 2021-MHC C,
ICE LIBOR USD 1 Month + 1.3510%, 1.4607%, 4/15/38 (144A)‡	5,917,835	5,887,034
MRA Issuance Trust 2021-NA1 A1X,
ICE LIBOR USD 1 Month + 1.5000%, 1.5993%, 3/8/22 (144A)‡	10,100,000	10,102,091
New Residential Mortgage Loan Trust 2018-2,
ICE LIBOR USD 6 Month + 0.6800%, 4.5000%, 2/25/58 (144A)‡	2,977,759	3,172,913
Newday Funding Master Issuer PLC 2021-1A A2,
SOFR + 1.1000%, 1.1500%, 3/15/29 (144A)‡	4,332,000	4,362,377
NRZ Excess Spread Collateralized Notes 2020-PLS1 A,
3.8440%, 12/25/25 (144A)	1,829,022	1,836,815
NRZ Excess Spread Collateralized Notes 2021-FHT1 A, 3.1040%, 7/25/26 (144A)	5,150,952	5,132,947
Oak Street Investment Grade Net Lease Fund 2020-1A A1,
1.8500%, 11/20/50 (144A)	4,794,673	4,744,739
Oceanview Mortgage Trust 2021-4 A11,
US 30 Day Average SOFR + 0.8500%, 0.8997%, 10/25/51 (144A)‡	6,789,884	6,775,641
Oceanview Mortgage Trust 2021-5 AF,
US 30 Day Average SOFR + 0.8500%, 0.8980%, 11/25/51 (144A)‡	6,527,398	6,513,870
Octagon Investment Partners 48 Ltd 2020-3A AR,
ICE LIBOR USD 3 Month + 1.1500%, 1.2769%, 10/20/34 (144A)‡	7,314,000	7,305,406
Octagon Investment Partners 48 Ltd 2020-3A BR,
ICE LIBOR USD 3 Month + 1.6000%, 1.7269%, 10/20/34 (144A)‡	1,643,000	1,630,766
OneMain Direct Auto Receivables Trust 2018-1, 3.8500%, 10/14/25 (144A)	2,347,000	2,349,135
OneMain Direct Auto Receivables Trust 2018-1, 4.4000%, 1/14/28 (144A)	2,534,000	2,536,622
Onslow Bay Financial LLC 2021-INV3 A3, 2.5000%, 10/25/51 (144A)‡	5,198,730	5,197,483
Planet Fitness Master Issuer LLC 2018-1A, 4.2620%, 9/5/48 (144A)	3,566,205	3,566,205
Planet Fitness Master Issuer LLC 2019-1A, 3.8580%, 12/5/49 (144A)	6,495,440	6,654,307
Preston Ridge Partners Mortgage Trust 2020-4 A1, 2.9510%, 10/25/25 (144A)Ç	3,919,220	3,914,743
Preston Ridge Partners Mortgage Trust 2021-10 A1, 2.4870%, 10/25/26 (144A)Ç	7,303,120	7,284,557
Preston Ridge Partners Mortgage Trust 2021-9 A1, 2.3630%, 10/25/26 (144A)‡	7,502,716	7,460,244
Preston Ridge Partners Mortgage Trust 2021-RPL2 A1,
1.4550%, 10/25/51 (144A)‡	8,491,386	8,442,801
Regatta XXIII Funding Ltd 2021-4A A1,
ICE LIBOR USD 3 Month + 1.1500%, 1.2604%, 1/20/35 (144A)‡	10,952,775	10,946,149
Regatta XXIII Funding Ltd 2021-4A B,
ICE LIBOR USD 3 Month + 1.7000%, 1.8104%, 1/20/35 (144A)‡	4,386,000	4,382,693
Santander Bank Auto Credit-Linked Notes 2021-1A B, 1.8330%, 12/15/31 (144A)	2,532,000	2,529,664
Santander Drive Auto Receivables Trust 2020-3 D, 1.6400%, 11/16/26	8,839,000	8,902,162
Santander Drive Auto Receivables Trust 2021-1 D, 1.1300%, 11/16/26	15,238,000	15,157,339

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	DECEMBER 31, 2021

Janus Henderson Flexible Bond Fund

Schedule of Investments (unaudited)

December 31, 2021

Shares or Principal Amounts		Value
Asset-Backed/Commercial Mortgage-Backed Securities– (continued)
Sequoia Mortgage Trust 2013-5, 2.5000%, 5/25/43 (144A)‡	$695,321	$704,764
Sequoia Mortgage Trust 2020-2, 3.5000%, 3/25/50 (144A)‡	608,831	613,433
Spruce Hill Mortgage Loan Trust 2020-SH1 A1,
ICE LIBOR USD 12 Month + 0.9500%, 2.5210%, 1/28/50 (144A)‡	266,312	307,155
Spruce Hill Mortgage Loan Trust 2020-SH1 A2,
ICE LIBOR USD 12 Month + 1.0500%, 2.6240%, 1/28/50 (144A)‡	1,099,634	1,267,626
Spruce Hill Mortgage Loan Trust 2020-SH2, 3.4070%, 6/25/55 (144A)‡	594,127	596,837
Taco Bell Funding LLC 2016-1A A23, 4.9700%, 5/25/46 (144A)	3,796,125	3,961,030
Taco Bell Funding LLC 2018-1A A2II, 4.9400%, 11/25/48 (144A)	3,306,730	3,594,111
Taco Bell Funding LLC 2021-1A A2I, 1.9460%, 8/25/51 (144A)	4,293,000	4,153,886
Taco Bell Funding LLC 2021-1A A2II, 2.2940%, 8/25/51 (144A)	5,159,000	5,015,747
Tesla Auto Lease Trust 2021-B A3, 0.6000%, 9/22/25 (144A)	3,326,000	3,284,916
Tesla Auto Lease Trust 2021-B B, 0.9100%, 9/22/25 (144A)	1,705,000	1,680,776
Theorem Funding Trust 2021-1A A, 1.2100%, 12/15/27 (144A)	3,975,793	3,967,828
UNIFY Auto Receivables Trust 2021-1A A4, 0.9800%, 7/15/26 (144A)	3,808,000	3,814,333
United Wholesale Mortgage LLC 2021-INV1 A9,
US 30 Day Average SOFR + 0.9000%, 0.9497%, 8/25/51 (144A)‡	5,744,145	5,744,142
United Wholesale Mortgage LLC 2021-INV2 A9,
US 30 Day Average SOFR + 1.0000%, 1.0497%, 9/25/51 (144A)‡	5,997,033	6,021,741
United Wholesale Mortgage LLC 2021-INV4 A3, 2.5000%, 12/25/51 (144A)‡	3,476,854	3,472,237
Upstart Securitization Trust 2021-5 A, 1.3100%, 11/20/31 (144A)	3,140,000	3,125,549
Vantage Data Centers LLC 2020-1A A2, 1.6450%, 9/15/45 (144A)	9,359,000	9,107,007
Vantage Data Centers LLC 2020-2A A2, 1.9920%, 9/15/45 (144A)	4,083,000	3,976,758
VASA Trust 2021-VASA A,
ICE LIBOR USD 1 Month + 0.9000%, 1.0100%, 7/15/39 (144A)‡	3,768,000	3,743,478
VCAT Asset Securitization LLC 2021-NPL1 A1, 2.2891%, 12/26/50 (144A)	1,722,025	1,716,169
VMC Finance LLC 2021-HT1 A,
ICE LIBOR USD 1 Month + 1.6500%, 1.7400%, 1/18/37 (144A)‡	5,203,000	5,206,266
Wells Fargo Commercial Mortgage Trust 2021-SAVE A,
ICE LIBOR USD 1 Month + 1.1500%, 1.2600%, 2/15/40 (144A)‡	2,718,884	2,719,028
Wendy's Funding LLC, 3.8840%, 3/15/48 (144A)	699,840	724,248
Wendy's Funding LLC, 3.7830%, 6/15/49 (144A)	3,632,160	3,751,261
Wendy's Funding LLC 2021-1A A2II, 2.7750%, 6/15/51 (144A)	2,381,035	2,364,100
Westlake Automobile Receivable Trust 2020-1A D, 2.8000%, 6/16/25 (144A)	4,016,000	4,092,466
Wingstop Funding LLC 2020-1A A2, 2.8410%, 12/5/50 (144A)	5,811,795	5,878,170
Woodward Capital Management 2021-3 A21,
US 30 Day Average SOFR + 0.8000%, 0.8497%, 7/25/51 (144A)‡	4,767,087	4,757,050
Zaxby's Funding LLC 2021-1A A2, 3.2380%, 7/30/51 (144A)	3,240,878	3,271,180
Total Asset-Backed/Commercial Mortgage-Backed Securities (cost $819,727,509)		822,017,482
Bank Loans and Mezzanine Loans– 2.8%
Basic Industry – 0.5%
Alpha 3 BV, ICE LIBOR USD 1 Month + 2.5000%, 3.0000%, 3/18/28‡	7,134,150	7,134,195
Diamond BC BV, ICE LIBOR USD 3 Month + 3.0000%, 3.5000%, 9/29/28‡	10,845,000	10,794,137
		17,928,332
Capital Goods – 0.5%
Madison IAQ LLC, ICE LIBOR USD 3 Month + 3.2500%, 3.7500%, 6/21/28‡	15,125,745	15,140,549
Standard Industries Inc, ICE LIBOR USD 3 Month + 2.5000%, 3.0000%, 9/22/28‡	5,170,951	5,173,122
		20,313,671
Consumer Non-Cyclical – 1.0%
Elanco Animal Health Inc, ICE LIBOR USD 1 Month + 1.7500%, 1.8493%, 8/1/27‡	15,590,321	15,411,009
ICON Luxembourg Sarl, ICE LIBOR USD 3 Month + 2.2500%, 2.7500%, 7/3/28‡	12,482,041	12,476,798
Indigo Merger Sub Inc, ICE LIBOR USD 3 Month + 2.2500%, 2.7500%, 7/3/28‡	3,109,908	3,108,602
Mozart Borrower LP, ICE LIBOR USD 1 Month + 3.2500%, 3.7500%, 10/23/28‡	7,550,143	7,546,821
		38,543,230
Finance Companies – 0.3%
Castlelake Aviation Ltd,
ICE LIBOR USD 3 Month + 2.7500%, 3.2500%, 10/22/26‡	10,910,439	10,852,504
Financial Institutions – 0.3%
Trans Union LLC, ICE LIBOR USD 3 Month + 2.2500%, 2.7500%, 12/1/28ƒ,‡	11,745,000	11,706,829

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

Janus Henderson Flexible Bond Fund

Schedule of Investments (unaudited)

December 31, 2021

Shares or Principal Amounts		Value
Bank Loans and Mezzanine Loans– (continued)
Technology – 0.2%
MKS Instruments Inc, ICE LIBOR USD 3 Month + 2.2500%, 2.7500%, 10/20/28ƒ,‡	$8,162,000	$8,139,555
Total Bank Loans and Mezzanine Loans (cost $107,521,755)		107,484,121
Corporate Bonds– 27.2%
Banking – 4.8%
Bank of America Corp, ICE LIBOR USD 3 Month + 1.0600%, 3.5590%, 4/23/27‡	7,123,000	7,616,994
Bank of America Corp, ICE LIBOR USD 3 Month + 1.5120%, 3.7050%, 4/24/28‡	6,770,000	7,347,020
Bank of America Corp, ICE LIBOR USD 3 Month + 3.7050%, 6.2500%‡,µ	8,517,000	9,166,421
Bank of America Corp, ICE LIBOR USD 3 Month + 3.1350%, 5.2000%‡,#,µ	3,295,000	3,402,088
BNP Paribas SA,
US Treasury Yield Curve Rate 5 Year + 2.0500%, 2.5880%, 8/12/35 (144A)‡	12,265,000	11,750,040
Citigroup Inc, ICE LIBOR USD 3 Month + 4.0680%, 5.9500%‡,µ	6,781,000	6,984,430
Citigroup Inc, ICE LIBOR USD 3 Month + 3.4660%, 5.3500%‡,µ	4,013,000	4,088,244
Citigroup Inc, ICE LIBOR USD 3 Month + 3.9050%, 5.9500%‡,µ	4,099,000	4,385,930
Citigroup Inc, ICE LIBOR USD 3 Month + 3.4230%, 6.3000%‡,µ	916,000	960,087
Credit Agricole SA, 4.3750%, 3/17/25 (144A)	4,128,000	4,432,728
Goldman Sachs Group Inc,
US Treasury Yield Curve Rate 5 Year + 3.2240%, 4.9500%‡,µ	2,745,000	2,847,938
JPMorgan Chase & Co, SOFR + 1.8500%, 2.0830%, 4/22/26‡	3,788,000	3,844,701
JPMorgan Chase & Co, ICE LIBOR USD 3 Month + 1.2450%, 3.9600%, 1/29/27‡	10,483,000	11,326,740
JPMorgan Chase & Co, SOFR + 2.5150%, 2.9560%, 5/13/31‡	9,112,000	9,434,324
JPMorgan Chase & Co, SOFR + 3.3800%, 5.0000%‡,µ	3,293,000	3,383,558
JPMorgan Chase & Co, SOFR + 3.1250%, 4.6000%‡,µ	3,476,000	3,567,245
Morgan Stanley, SOFR + 1.9900%, 2.1880%, 4/28/26‡	11,145,000	11,363,631
Morgan Stanley, 3.9500%, 4/23/27	9,471,000	10,426,439
Morgan Stanley, SOFR + 0.8790%, 1.5930%, 5/4/27‡	4,849,000	4,801,199
Morgan Stanley, SOFR + 1.3600%, 2.4840%, 9/16/36‡	14,971,000	14,416,322
SVB Financial Group,
US Treasury Yield Curve Rate 5 Year + 3.0740%, 4.2500%‡,µ	15,687,000	15,906,618
SVB Financial Group,
US Treasury Yield Curve Rate 10 Year + 3.0640%, 4.1000%‡,µ	10,526,000	10,410,214
US Bancorp,
US Treasury Yield Curve Rate 5 Year + 0.9500%, 2.4910%, 11/3/36‡	9,791,000	9,753,346
Westpac Banking Corp,
US Treasury Yield Curve Rate 5 Year + 1.7500%, 2.6680%, 11/15/35‡	9,029,000	8,795,579
		180,411,836
Basic Industry – 0.3%
CF Industries Inc, 5.1500%, 3/15/34	526,000	635,403
CF Industries Inc, 4.9500%, 6/1/43	5,242,000	6,327,838
CF Industries Inc, 5.3750%, 3/15/44	3,715,000	4,684,987
		11,648,228
Brokerage – 0.7%
Charles Schwab Corp,
US Treasury Yield Curve Rate 5 Year + 4.9710%, 5.3750%‡,µ	17,082,000	18,619,380
Pershing Square Holdings Ltd, 3.2500%, 10/1/31 (144A)	9,400,000	9,410,265
		28,029,645
Capital Goods – 0.7%
Boeing Co, 4.8750%, 5/1/25	6,657,000	7,283,229
Boeing Co, 2.1960%, 2/4/26	3,268,000	3,267,221
Boeing Co, 3.6250%, 2/1/31	3,448,000	3,676,895
Boeing Co, 3.9500%, 8/1/59	4,573,000	4,750,016
Standard Industries Inc/NJ, 4.3750%, 7/15/30 (144A)	2,151,000	2,195,106
Wabtec Corp, 4.9500%, 9/15/28	4,932,000	5,606,258
		26,778,725
Communications – 2.0%
CCO Holdings LLC / CCO Holdings Capital Corp, 4.2500%, 2/1/31 (144A)	10,815,000	10,909,956
CenturyLink Inc, 5.8000%, 3/15/22	3,536,000	3,562,520
Charter Communications Operating LLC / Charter Communications Operating
Capital, 4.8000%, 3/1/50	3,731,000	4,177,355

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	DECEMBER 31, 2021

Janus Henderson Flexible Bond Fund

Schedule of Investments (unaudited)

December 31, 2021

Shares or Principal Amounts		Value
Corporate Bonds– (continued)
Communications– (continued)
CSC Holdings LLC, 4.1250%, 12/1/30 (144A)	$8,595,000	$8,390,869
CSC Holdings LLC, 4.6250%, 12/1/30 (144A)	2,034,000	1,924,673
CSC Holdings LLC, 3.3750%, 2/15/31 (144A)	6,993,000	6,547,196
CSC Holdings LLC, 5.0000%, 11/15/31 (144A)	4,156,000	4,005,345
GCI LLC, 4.7500%, 10/15/28 (144A)	16,183,000	16,607,804
Netflix Inc, 3.6250%, 6/15/25 (144A)	18,841,000	19,854,646
		75,980,364
Consumer Cyclical – 1.9%
1011778 BC ULC / New Red Finance Inc, 4.0000%, 10/15/30 (144A)	17,636,000	17,327,370
Ford Motor Co, 3.2500%, 2/12/32	9,955,000	10,193,920
GLP Capital LP / GLP Financing II Inc, 5.2500%, 6/1/25	2,969,000	3,251,803
GLP Capital LP / GLP Financing II Inc, 5.3750%, 4/15/26	5,592,000	6,227,083
GLP Capital LP / GLP Financing II Inc, 5.3000%, 1/15/29	603,000	684,526
GLP Capital LP / GLP Financing II Inc, 3.2500%, 1/15/32	7,318,000	7,357,444
IHS Markit Ltd, 4.7500%, 2/15/25 (144A)	11,491,000	12,510,828
Lithia Motors Inc, 3.8750%, 6/1/29 (144A)	12,911,000	13,180,840
MGM Resorts International, 7.7500%, 3/15/22	1,300,000	1,316,250
		72,050,064
Consumer Non-Cyclical – 4.5%
Anheuser-Busch Cos LLC / Anheuser-Busch InBev Worldwide Inc,
4.9000%, 2/1/46	8,875,000	11,217,422
Aramark Services Inc, 6.3750%, 5/1/25 (144A)	8,859,000	9,257,655
DaVita Inc, 4.6250%, 6/1/30 (144A)	7,041,000	7,208,224
Elanco Animal Health Inc, 5.2720%, 8/28/23	7,651,000	8,140,779
Grifols Escrow Issuer SA, 4.7500%, 10/15/28 (144A)	12,851,000	13,110,847
Hasbro Inc, 3.9000%, 11/19/29	10,315,000	11,372,661
Hasbro Inc, 6.3500%, 3/15/40	1,354,000	1,868,138
Hasbro Inc, 5.1000%, 5/15/44	1,345,000	1,674,058
HCA Inc, 5.3750%, 2/1/25	3,852,000	4,233,348
HCA Inc, 3.5000%, 9/1/30	5,585,000	5,902,647
HCA Inc, 5.2500%, 6/15/49	2,544,000	3,267,310
HCA Inc, 3.5000%, 7/15/51	7,748,000	7,898,867
JBS Finance Luxembourg Sarl, 3.6250%, 1/15/32 (144A)	5,544,000	5,564,845
JBS USA LUX SA / JBS USA Finance Inc, 6.7500%, 2/15/28 (144A)	4,307,000	4,646,219
JBS USA LUX SA / JBS USA Food Co / JBS USA Finance Inc,
6.5000%, 4/15/29 (144A)	10,966,000	12,062,710
JBS USA LUX SA / JBS USA Food Co / JBS USA Finance Inc,
5.5000%, 1/15/30 (144A)	9,007,000	9,795,113
JBS USA LUX SA / JBS USA Food Co / JBS USA Finance Inc,
3.7500%, 12/1/31 (144A)	5,243,000	5,321,645
Kraft Heinz Foods Co, 3.8750%, 5/15/27	6,964,000	7,522,108
Kraft Heinz Foods Co, 5.0000%, 6/4/42	4,788,000	5,956,068
Kraft Heinz Foods Co, 4.3750%, 6/1/46	1,378,000	1,613,638
Kraft Heinz Foods Co, 4.8750%, 10/1/49	3,221,000	4,045,390
Pilgrim's Pride Corp, 3.5000%, 3/1/32 (144A)	8,144,000	8,225,440
Royalty Pharma PLC, 2.1500%, 9/2/31	6,539,000	6,177,124
Royalty Pharma PLC, 3.5500%, 9/2/50	6,478,000	6,422,737
Royalty Pharma PLC, 3.3500%, 9/2/51	3,255,000	3,113,526
Teva Pharmaceutical Industries Ltd, 4.7500%, 5/9/27	2,612,000	2,588,152
Teva Pharmaceutical Industries Ltd, 5.1250%, 5/9/29	3,422,000	3,354,621
		171,561,292
Electric – 1.2%
CMS Energy Corp,
US Treasury Yield Curve Rate 5 Year + 4.1160%, 4.7500%, 6/1/50‡	8,111,000	8,820,713
Dominion Energy Inc,
US Treasury Yield Curve Rate 5 Year + 3.1950%, 4.3500%‡,µ	4,691,000	4,843,458
Duquesne Light Holdings Inc, 2.7750%, 1/7/32 (144A)	7,047,000	6,962,760
IPALCO Enterprises Inc, 4.2500%, 5/1/30	8,732,000	9,583,035
NextEra Energy Capital Holdings Inc, 1.8750%, 1/15/27	10,129,000	10,189,064

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	11

Janus Henderson Flexible Bond Fund

Schedule of Investments (unaudited)

December 31, 2021

Shares or Principal Amounts		Value
Corporate Bonds– (continued)
Electric– (continued)
NextEra Energy Capital Holdings Inc, 2.4400%, 1/15/32	$3,010,000	$3,016,722
NRG Energy Inc, 6.6250%, 1/15/27	1,643,000	1,707,956
		45,123,708
Energy – 1.5%
Cheniere Energy Partners LP, 4.0000%, 3/1/31	5,833,000	6,118,525
Cheniere Energy Partners LP, 3.2500%, 1/31/32 (144A)	6,435,000	6,499,350
Continental Resources Inc, 5.7500%, 1/15/31 (144A)	8,866,000	10,440,779
EQT Corp, 3.1250%, 5/15/26 (144A)	13,469,000	13,826,333
Hess Midstream Operations LP, 5.1250%, 6/15/28 (144A)	13,236,000	13,781,985
Hess Midstream Operations LP, 4.2500%, 2/15/30 (144A)	1,194,000	1,185,045
Southwestern Energy Co, 4.7500%, 2/1/32	5,711,000	6,014,283
		57,866,300
Finance Companies – 1.9%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust,
4.6250%, 10/15/27	7,710,000	8,528,851
AerCap Ireland Capital DAC / AerCap Global Aviation Trust,
3.0000%, 10/29/28	4,922,000	4,991,576
AerCap Ireland Capital DAC / AerCap Global Aviation Trust, 3.3000%, 1/30/32	5,045,000	5,139,703
AerCap Ireland Capital DAC / AerCap Global Aviation Trust,
3.4000%, 10/29/33	3,699,000	3,766,004
AerCap Ireland Capital DAC / AerCap Global Aviation Trust,
3.8500%, 10/29/41	2,811,000	2,928,044
Air Lease Corp, 1.8750%, 8/15/26	7,478,000	7,354,219
Air Lease Corp, 3.0000%, 2/1/30	3,698,000	3,690,968
Ares Capital Corp, 3.2000%, 11/15/31	7,000,000	6,882,275
Quicken Loans LLC, 3.6250%, 3/1/29 (144A)	7,327,000	7,354,476
Quicken Loans LLC, 3.8750%, 3/1/31 (144A)	11,034,000	11,199,510
Rocket Mortgage LLC / Rocket Mortgage Co-Issuer Inc,
2.8750%, 10/15/26 (144A)	5,797,000	5,753,523
Rocket Mortgage LLC / Rocket Mortgage Co-Issuer Inc,
4.0000%, 10/15/33 (144A)	5,781,000	5,855,459
		73,444,608
Industrial Conglomerates – 0.3%
General Electric Co, ICE LIBOR USD 3 Month + 3.3300%, 3.5328%‡,µ	11,629,000	11,512,710
Insurance – 1.7%
Athene Global Funding, 1.7300%, 10/2/26 (144A)	13,000,000	12,759,313
Athene Global Funding, 2.6460%, 10/4/31 (144A)	12,791,000	12,620,089
Centene Corp, 4.2500%, 12/15/27	9,782,000	10,197,735
Centene Corp, 2.4500%, 7/15/28	7,054,000	6,948,190
Centene Corp, 3.0000%, 10/15/30	18,550,000	18,856,261
Centene Corp, 2.5000%, 3/1/31	2,493,000	2,426,973
Centene Corp, 2.6250%, 8/1/31	2,181,000	2,137,380
		65,945,941
Real Estate Investment Trusts (REITs) – 1.5%
Agree LP, 2.9000%, 10/1/30	7,291,000	7,407,046
American Homes 4 Rent LP, 2.3750%, 7/15/31	3,727,000	3,652,592
Broadstone Net Lease LLC, 2.6000%, 9/15/31	7,513,000	7,291,085
CTR Partnership LP / CareTrust Capital Corp, 3.8750%, 6/30/28 (144A)	5,438,000	5,546,760
Invitation Homes Inc, 2.0000%, 8/15/31	7,783,000	7,329,207
MPT Operating Partnership LP / MPT Finance Corp, 3.5000%, 3/15/31	8,967,000	9,067,879
Rexford Industrial Realty Inc, 2.1250%, 12/1/30	8,832,000	8,389,263
Sun Communities Inc, 2.7000%, 7/15/31	8,985,000	8,911,886
		57,595,718
Technology – 4.0%
Broadcom Inc, 4.3000%, 11/15/32	6,344,000	7,129,235
Broadcom Inc, 3.4190%, 4/15/33 (144A)	7,643,000	8,012,172
Broadcom Inc, 3.4690%, 4/15/34 (144A)	11,487,000	12,023,094
Broadridge Financial Solutions Inc, 2.6000%, 5/1/31	7,723,000	7,751,881
Cadence Design Systems Inc, 4.3750%, 10/15/24	18,064,000	19,411,226

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

12	DECEMBER 31, 2021

Janus Henderson Flexible Bond Fund

Schedule of Investments (unaudited)

December 31, 2021

Shares or Principal Amounts		Value
Corporate Bonds– (continued)
Technology– (continued)
Iron Mountain Information Management Services Inc, 5.0000%, 7/15/32 (144A)	$12,939,000	$13,242,678
Marvell Technology Inc, 1.6500%, 4/15/26	5,742,000	5,674,130
Marvell Technology Inc, 4.8750%, 6/22/28	6,709,000	7,684,077
Microchip Technology Inc, 2.6700%, 9/1/23	9,518,000	9,720,684
Micron Technology Inc, 2.7030%, 4/15/32	5,880,000	5,886,644
Seagate HDD Cayman, 4.1250%, 1/15/31	7,448,000	7,748,899
SK Hynix Inc, 1.5000%, 1/19/26 (144A)	7,758,000	7,588,035
SK Hynix Inc, 2.3750%, 1/19/31 (144A)	5,044,000	4,854,162
Total System Services Inc, 4.8000%, 4/1/26	15,432,000	17,132,026
Trimble Inc, 4.7500%, 12/1/24	10,216,000	11,075,060
Trimble Inc, 4.9000%, 6/15/28	5,033,000	5,724,121
		150,658,124
Transportation – 0.2%
GXO Logistics inc, 1.6500%, 7/15/26 (144A)	6,199,000	6,048,612
Total Corporate Bonds (cost $1,012,183,837)		1,034,655,875
Inflation-Indexed Bonds– 0.5%
United States Treasury Inflation Indexed Bonds, 0.1250%, 7/15/31ÇÇ((cost $18,916,718)	16,841,975	18,929,888
Mortgage-Backed Securities– 16.6%
Fannie Mae:
1.5000%, TBA, 15 Year Maturity	2,307,597	2,315,258
2.0000%, TBA, 15 Year Maturity	17,396,694	17,822,391
2.5000%, TBA, 15 Year Maturity	2,932,700	3,033,732
2.0000%, TBA, 30 Year Maturity	124,367,618	124,003,470
2.5000%, TBA, 30 Year Maturity	92,544,885	94,476,297
3.0000%, TBA, 30 Year Maturity	73,933,608	76,600,393
3.5000%, TBA, 30 Year Maturity	11,048,000	11,619,845
		329,871,386
Fannie Mae Pool:
3.0000%, 10/1/34	35,290	37,102
2.5000%, 11/1/34	2,844,901	2,962,544
3.0000%, 11/1/34	158,385	167,282
3.0000%, 12/1/34	180,072	189,970
6.0000%, 2/1/37	927,875	1,071,685
4.5000%, 11/1/42	881,250	970,814
3.0000%, 1/1/43	162,494	171,193
3.0000%, 2/1/43	284,199	300,272
5.0000%, 7/1/44	4,998,861	5,579,825
4.5000%, 10/1/44	2,063,808	2,301,054
4.5000%, 3/1/45	3,069,991	3,422,904
4.5000%, 6/1/45	1,650,631	1,825,102
3.5000%, 12/1/45	1,237,765	1,321,694
4.5000%, 2/1/46	3,059,087	3,369,989
3.5000%, 7/1/46	7,291,914	7,867,735
3.0000%, 9/1/46	2,924,515	3,079,040
3.0000%, 1/1/47	10,256,202	10,798,114
3.0000%, 2/1/47	38,631,728	40,930,387
3.5000%, 3/1/47	1,056,117	1,127,728
3.5000%, 7/1/47	928,756	991,731
3.5000%, 8/1/47	2,022,204	2,142,974
3.0000%, 2/1/48	406,349	430,027
5.0000%, 5/1/48	899,072	977,646
3.5000%, 7/1/48	24,673,351	26,293,034
4.0000%, 2/1/49	1,408,958	1,510,858
3.0000%, 8/1/49	1,826,306	1,928,231
3.0000%, 8/1/49	565,233	596,778
3.0000%, 9/1/49	249,357	260,936
2.5000%, 1/1/50	708,621	726,501

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	13

Janus Henderson Flexible Bond Fund

Schedule of Investments (unaudited)

December 31, 2021

Shares or Principal Amounts		Value
Mortgage-Backed Securities– (continued)
Fannie Mae Pool– (continued)
2.5000%, 10/1/50	$2,134,008	$2,179,114
2.5000%, 1/1/51	7,450,257	7,607,730
2.5000%, 8/1/51	274,253	280,366
3.5000%, 8/1/56	21,281,336	23,129,588
3.0000%, 2/1/57	12,147,963	12,886,241
3.0000%, 6/1/57	46,418	49,238
		169,485,427
Freddie Mac Gold Pool:
3.5000%, 1/1/47	720,158	776,422
Freddie Mac Pool:
3.0000%, 5/1/31	11,067,015	11,619,065
3.0000%, 9/1/32	335,576	352,601
3.0000%, 10/1/32	415,762	435,951
3.0000%, 1/1/33	239,505	251,656
2.5000%, 12/1/33	9,001,850	9,333,066
3.0000%, 10/1/34	74,505	78,444
3.0000%, 10/1/34	30,518	32,086
2.5000%, 11/1/34	2,593,458	2,700,813
2.5000%, 11/1/34	1,172,240	1,220,764
6.0000%, 4/1/40	1,523,961	1,768,647
3.5000%, 7/1/42	54,549	58,798
3.5000%, 8/1/42	69,020	74,397
3.5000%, 8/1/42	61,763	66,574
3.5000%, 2/1/43	2,977,880	3,212,650
3.0000%, 3/1/43	834,548	878,799
3.0000%, 6/1/43	79,912	83,139
3.5000%, 2/1/44	4,453,061	4,804,132
4.5000%, 5/1/44	1,521,435	1,682,333
3.5000%, 12/1/44	52,405	56,232
3.0000%, 1/1/46	114,798	122,157
4.0000%, 2/1/46	3,690,046	4,069,767
4.0000%, 3/1/47	9,667	10,456
3.0000%, 4/1/47	1,006,310	1,053,527
3.5000%, 4/1/47	50,190	54,176
3.5000%, 9/1/47	16,650	17,646
4.5000%, 7/1/48	1,118,888	1,198,220
5.0000%, 9/1/48	169,629	185,299
3.0000%, 8/1/49	612,533	646,753
3.0000%, 12/1/49	917,522	951,538
3.0000%, 12/1/49	519,485	538,745
2.5000%, 1/1/50	289,894	297,224
3.0000%, 3/1/50	301,724	312,540
2.5000%, 8/1/51	2,548,782	2,603,732
		50,771,927
Ginnie Mae:
2.0000%, TBA, 30 Year Maturity	26,562,720	26,801,519
2.5000%, TBA, 30 Year Maturity	30,286,459	31,035,140
		57,836,659
Ginnie Mae I Pool:
4.0000%, 8/15/47	799,829	859,658
4.0000%, 11/15/47	906,658	974,479
4.0000%, 12/15/47	1,657,509	1,781,495
		3,615,632
Ginnie Mae II Pool:
4.0000%, 8/20/47	431,660	460,852
4.0000%, 8/20/47	198,266	212,730
4.5000%, 2/20/48	2,266,080	2,434,800
4.0000%, 5/20/48	8,991,967	9,519,990
4.5000%, 5/20/48	720,488	769,399

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

14	DECEMBER 31, 2021

Janus Henderson Flexible Bond Fund

Schedule of Investments (unaudited)

December 31, 2021

Shares or Principal Amounts		Value
Mortgage-Backed Securities– (continued)
Ginnie Mae II Pool– (continued)
4.0000%, 6/20/48	$2,508,126	$2,654,623
5.0000%, 8/20/48	2,767,134	2,950,182
		19,002,576
Total Mortgage-Backed Securities (cost $624,280,058)		631,360,029
United States Treasury Notes/Bonds– 30.0%
0.3750%, 10/31/23	12,666,300	12,591,589
0.3750%, 9/15/24	19,608,000	19,330,731
0.5000%, 2/28/26	85,961,000	83,519,842
0.7500%, 4/30/26	78,317,000	76,765,956
0.8750%, 6/30/26	102,189,000	100,568,346
0.6250%, 7/31/26	39,401,000	38,312,855
0.7500%, 8/31/26	29,072,400	28,421,678
0.8750%, 9/30/26	46,027,100	45,205,444
1.1250%, 10/31/26	335,000	332,775
1.2500%, 11/30/26	52,847,000	52,813,971
1.1250%, 2/29/28	3,194,200	3,147,784
1.2500%, 4/30/28	4,581,400	4,539,702
1.2500%, 6/30/28	8,133,000	8,049,764
1.1250%, 8/31/28	108,933,200	106,822,619
1.3750%, 10/31/28	9,990,000	9,949,416
1.3750%, 11/15/31	191,367,500	188,945,505
1.3750%, 11/15/40	18,848,000	17,176,712
1.7500%, 8/15/41	93,035,000	90,200,340
2.0000%, 11/15/41	7,880,000	7,969,881
2.7500%, 8/15/42	54,525,300	62,124,764
1.3750%, 8/15/50	73,904,400	64,738,522
1.6250%, 11/15/50	83,854,800	78,125,814
1.8750%, 2/15/51	19,309,700	19,104,534
2.3750%, 5/15/51	16,139,000	17,826,030
2.0000%, 8/15/51	4,624,000	4,713,590
Total United States Treasury Notes/Bonds (cost $1,141,187,719)		1,141,298,164
Investment Companies– 11.3%
Money Markets – 11.3%
Janus Henderson Cash Liquidity Fund LLC, 0.0570%ºº,£((cost $431,626,281)	431,583,123	431,626,281
Investments Purchased with Cash Collateral from Securities Lending– 0%
Investment Companies – 0%
Janus Henderson Cash Collateral Fund LLC, 0%ºº,£	53,298	53,298
Time Deposits – 0%
Royal Bank of Canada, 0.0400%, 1/3/22	$102,155	102,155
Total Investments Purchased with Cash Collateral from Securities Lending (cost $155,453)		155,453
Total Investments (total cost $4,155,599,330) – 110.0%		4,187,527,293
Liabilities, net of Cash, Receivables and Other Assets – (10.0)%		(382,148,558)
Net Assets – 100%		$3,805,378,735

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	15

Janus Henderson Flexible Bond Fund

Schedule of Investments (unaudited)

December 31, 2021

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$4,040,661,922	96.5%
Ireland	28,462,780	0.7
Canada	17,327,370	0.4
France	16,182,768	0.4
Spain	13,110,847	0.3
Luxembourg	12,476,798	0.3
South Korea	12,442,197	0.3
United Kingdom	11,496,572	0.3
Belgium	11,217,422	0.3
Guernsey	9,410,265	0.2
Australia	8,795,579	0.2
Israel	5,942,773	0.1

Total	$4,187,527,293	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

16	DECEMBER 31, 2021

Janus Henderson Flexible Bond Fund

Schedule of Investments (unaudited)

December 31, 2021

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Value at 12/31/21
Investment Companies - 11.3%
Money Markets - 11.3%
Janus Henderson Cash Liquidity Fund LLC, 0.0570%ºº	$134,941	$-	$-	$431,626,281
Investments Purchased with Cash Collateral from Securities Lending - 0.0%
Investment Companies - 0.0%
Janus Henderson Cash Collateral Fund LLC, 0%ºº	36,919∆	-	-	53,298
Total Affiliated Investments - 11.3%	$171,860	$-	$-	$431,679,579

	Value at 6/30/21	Purchases	Sales Proceeds	Value at 12/31/21
Investment Companies - 11.3%
Money Markets - 11.3%
Janus Henderson Cash Liquidity Fund LLC, 0.0570%ºº	397,499,754	813,163,406	(779,036,879)	431,626,281
Investments Purchased with Cash Collateral from Securities Lending - 0.0%
Investment Companies - 0.0%
Janus Henderson Cash Collateral Fund LLC, 0%ºº	4,656,936	160,767,679	(165,371,317)	53,298

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	17

Janus Henderson Flexible Bond Fund

Schedule of Investments (unaudited)

December 31, 2021

Schedule of Futures

Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation/(Depreciation)
Futures Purchased:
5 Year US Treasury Note	269	4/5/22	$32,542,695	$136,602
Ultra 10-Year Treasury Note	10	3/31/22	1,464,375	21,016
Total - Futures Purchased				157,618
Futures Sold:
2 Year US Treasury Note	5	4/5/22	(1,090,859)	625
Total				$158,243

The following table, grouped by derivative type, provides information about the fair value and location of derivatives within the Statement of Assets and Liabilities as of December 31, 2021.

Fair Value of Derivative Instruments (not accounted for as hedging instruments) as of December 31, 2021

Interest Rate Contracts
Asset Derivatives:
*Futures contracts	$ 158,243

*The fair value presented includes net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps. In the Statement of Assets and Liabilities, only current day's variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in total distributable earnings (loss).

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the period ended December 31, 2021.

The effect of Derivative Instruments (not accounted for as hedging instruments) on the Statement of Operations for the period ended December 31, 2021

Amount of Realized Gain/(Loss) Recognized on Derivatives
Derivative	Interest Rate Contracts
Futures contracts	$ (604,462)

Amount of Change in Unrealized Appreciation/Depreciation Recognized on Derivatives
Derivative	Interest Rate Contracts
Futures contracts	$ 198,243

Please see the "Net Realized Gain/(Loss) on investments" and "Change in Unrealized Net Appreciation/Depreciation" sections of the Fund’s Statement of Operations.

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

18	DECEMBER 31, 2021

Janus Henderson Flexible Bond Fund

Schedule of Investments (unaudited)

December 31, 2021

Average Ending Monthly Value of Derivative Instruments During the Period Ended December 31, 2021

Value*
Futures contracts, purchased	$32,648,873
Futures contracts, sold	1,318,452

* Forward foreign currency exchange contracts are reported as the average ending monthly currency amount purchased or sold. Futures contracts and centrally-cleared swaps are reported as the average ending monthly notional value. Options are reported as the average ending monthly market value.

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	19

Janus Henderson Flexible Bond Fund

Notes to Schedule of Investments and Other Information (unaudited)

Bloomberg U.S. Aggregate Bond Index	Bloomberg U.S. Aggregate Bond Index is a broad-based measure of the investment grade, US dollar-denominated, fixed-rate taxable bond market.

ICE	Intercontinental Exchange
LIBOR	London Interbank Offered Rate
LLC	Limited Liability Company
LP	Limited Partnership
PLC	Public Limited Company
SOFR	Secured Overnight Financing Rate
TBA

(To Be Announced) Securities are purchased/sold on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when specific mortgage pools are assigned.

ULC	Unlimited Liability Company

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Unless otherwise noted, these securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the period ended December 31, 2021 is $1,121,299,479, which represents 29.5% of net assets.

ƒ

All or a portion of this position is not funded, or has been purchased on a delayed delivery or when-issued basis. If applicable, interest rates will be determined and interest will begin to accrue at a future date. See Notes to Financial Statements.

‡

Variable or floating rate security. Rate shown is the current rate as of December 31, 2021. Certain variable rate securities are not based on a published reference rate and spread; they are determined by the issuer or agent and current market conditions. Reference rate is as of reset date and may vary by security, which may not indicate a reference rate and/or spread in their description.

ÇÇ	Security is a U.S. Treasury Inflation-Protected Security (TIPS).

ºº	Rate shown is the 7-day yield as of December 31, 2021.

#	Loaned security; a portion of the security is on loan at December 31, 2021.

µ	Perpetual security. Perpetual securities have no stated maturity date, but they may be called/redeemed by the issuer. The date indicated, if any, represents the next call date.

Ç	Step bond. The coupon rate will increase or decrease periodically based upon a predetermined schedule. The rate shown reflects the current rate.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

∆	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

20	DECEMBER 31, 2021

Janus Henderson Flexible Bond Fund

Notes to Schedule of Investments and Other Information (unaudited)

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of December 31, 2021. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments In Securities:
Asset-Backed/Commercial Mortgage-Backed Securities	$-	$822,017,482	$-
Bank Loans and Mezzanine Loans	-	107,484,121	-
Corporate Bonds	-	1,034,655,875	-
Inflation-Indexed Bonds	-	18,929,888	-
Mortgage-Backed Securities	-	631,360,029	-
United States Treasury Notes/Bonds	-	1,141,298,164	-
Investment Companies	-	431,626,281	-
Investments Purchased with Cash Collateral from Securities Lending	-	155,453	-
Total Investments in Securities	$-	$4,187,527,293	$-
Other Financial Instruments(a):
Variation Margin Receivable on Futures Contracts	21,570	-	-
Total Assets	$21,570	$4,187,527,293	$-
Liabilities
Other Financial Instruments(a):
Variation Margin Payable on Futures Contracts	$234	$-	$-

(a)

Other financial instruments include forward foreign currency exchange, futures, written options, written swaptions, and swap contracts. Forward foreign currency exchange contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract's value from trade date. Futures, certain written options on futures, and centrally cleared swap contracts are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. Written options, written swaptions, and other swap contracts are reported at their market value at measurement date.

Janus Investment Fund	21

Janus Henderson Flexible Bond Fund

Statement of Assets and Liabilities (unaudited)

December 31, 2021

See footnotes at the end of the Statement.

Assets:
Unaffiliated investments, at value (cost $3,723,919,751)(1)	$3,755,847,714
Affiliated investments, at value (cost $431,679,579)	431,679,579
Cash	12,942
Deposits with brokers for futures	280,000
Variation margin receivable on futures contracts	21,570
Non-interested Trustees' deferred compensation	99,220
Receivables:
TBA investments sold	76,500,602
Interest	14,504,440
Investments sold	11,915,912
Fund shares sold	8,712,033
Dividends from affiliates	28,115
Other assets	2,860,281
Total Assets	4,302,462,408
Liabilities:
Collateral for securities loaned (Note 3)	155,453
Variation margin payable on futures contracts	234
Payables:	—
TBA investments purchased	463,952,626
Investments purchased	18,533,444
Fund shares repurchased	11,264,824
Advisory fees	1,266,952
Dividends	822,662
Transfer agent fees and expenses	483,706
12b-1 Distribution and shareholder servicing fees	105,525
Non-interested Trustees' deferred compensation fees	99,220
Professional fees	57,309
Affiliated fund administration fees payable	8,615
Custodian fees	5,674
Non-interested Trustees' fees and expenses	2,045
Accrued expenses and other payables	325,384
Total Liabilities	497,083,673
Net Assets	$3,805,378,735

See Notes to Financial Statements.

22	DECEMBER 31, 2021

Janus Henderson Flexible Bond Fund

Statement of Assets and Liabilities (unaudited)

December 31, 2021

Net Assets Consist of:
Capital (par value and paid-in surplus)	$3,803,308,039
Total distributable earnings (loss)	2,070,696
Total Net Assets	$3,805,378,735
Net Assets - Class A Shares	$139,045,092
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	12,540,135
Net Asset Value Per Share(2)	$11.09
Maximum Offering Price Per Share(3)	$11.64
Net Assets - Class C Shares	$64,040,034
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	5,773,660
Net Asset Value Per Share(2)	$11.09
Net Assets - Class D Shares	$605,883,522
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	54,627,765
Net Asset Value Per Share	$11.09
Net Assets - Class I Shares	$1,985,249,466
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	178,964,678
Net Asset Value Per Share	$11.09
Net Assets - Class N Shares	$479,182,357
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	43,231,387
Net Asset Value Per Share	$11.08
Net Assets - Class R Shares	$25,842,770
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	2,329,584
Net Asset Value Per Share	$11.09
Net Assets - Class S Shares	$16,983,226
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,531,122
Net Asset Value Per Share	$11.09
Net Assets - Class T Shares	$489,152,268
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	44,109,588
Net Asset Value Per Share	$11.09

(1) Includes $151,778 of securities on loan. See Note 3 in Notes to Financial Statements.

(2) Redemption price per share may be reduced for any applicable contingent deferred sales charge.

(3) Maximum offering price is computed at 100/95.25 of net asset value.

See Notes to Financial Statements.

Janus Investment Fund	23

Janus Henderson Flexible Bond Fund

Statement of Operations (unaudited)

For the period ended December 31, 2021

Investment Income:
Interest	$42,546,872
Dividends	198,069
Dividends from affiliates	134,941
Affiliated securities lending income, net	36,919
Unaffiliated securities lending income, net	510
Other income	373,089
Total Investment Income	43,290,400
Expenses:
Advisory fees	8,035,833
12b-1 Distribution and shareholder servicing fees:
Class A Shares	181,768
Class C Shares	351,264
Class R Shares	65,180
Class S Shares	23,281
Transfer agent administrative fees and expenses:
Class D Shares	350,911
Class R Shares	33,177
Class S Shares	23,281
Class T Shares	664,307
Transfer agent networking and omnibus fees:
Class A Shares	114,426
Class C Shares	23,620
Class I Shares	730,419
Other transfer agent fees and expenses:
Class A Shares	3,752
Class C Shares	1,411
Class D Shares	46,055
Class I Shares	37,078
Class N Shares	7,159
Class R Shares	295
Class S Shares	142
Class T Shares	2,129
Registration fees	105,236
Shareholder reports expense	95,463
Affiliated fund administration fees	49,269
Professional fees	33,821
Non-interested Trustees’ fees and expenses	32,911
Custodian fees	13,997
Other expenses	115,105
Total Expenses	11,141,290
Less: Excess Expense Reimbursement and Waivers	(221,861)
Net Expenses	10,919,429
Net Investment Income/(Loss)	32,370,971

See Notes to Financial Statements.

24	DECEMBER 31, 2021

Janus Henderson Flexible Bond Fund

Statement of Operations (unaudited)

For the period ended December 31, 2021

Net Realized Gain/(Loss) on Investments:
Investments	$27,410,584
Futures contracts	(604,462)
Total Net Realized Gain/(Loss) on Investments	26,806,122
Change in Unrealized Net Appreciation/Depreciation:
Investments and non-interested Trustees’ deferred compensation	(47,426,472)
Futures contracts	198,243
Total Change in Unrealized Net Appreciation/Depreciation	(47,228,229)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$11,948,864

See Notes to Financial Statements.

Janus Investment Fund	25

Janus Henderson Flexible Bond Fund

Statements of Changes in Net Assets

	Period ended December 31, 2021 (unaudited)	Year ended June 30, 2021

Operations:
Net investment income/(loss)	$32,370,971	$79,629,001
Net realized gain/(loss) on investments	26,806,122	123,116,562
Change in unrealized net appreciation/depreciation	(47,228,229)	(109,383,154)
Net Increase/(Decrease) in Net Assets Resulting from Operations	11,948,864	93,362,409
Dividends and Distributions to Shareholders:
Class A Shares	(1,137,474)	(2,891,772)
Class C Shares	(316,241)	(1,384,652)
Class D Shares	(5,733,139)	(15,144,596)
Class I Shares	(18,927,813)	(43,819,343)
Class N Shares	(4,764,885)	(12,345,859)
Class R Shares	(156,908)	(441,119)
Class S Shares	(132,781)	(372,704)
Class T Shares	(4,510,866)	(12,882,162)
Net Decrease from Dividends and Distributions to Shareholders	(35,680,107)	(89,282,207)
Capital Share Transactions:
Class A Shares	(4,957,497)	26,555,490
Class C Shares	(10,425,476)	(48,627,607)
Class D Shares	(29,513,561)	(2,965,870)
Class I Shares	30,251,992	219,307,410
Class N Shares	(5,881,034)	(52,703,881)
Class R Shares	350,110	1,207,300
Class S Shares	(2,018,660)	472,925
Class T Shares	(55,149,941)	(51,054,217)
Net Increase/(Decrease) from Capital Share Transactions	(77,344,067)	92,191,550
Net Increase/(Decrease) in Net Assets	(101,075,310)	96,271,752
Net Assets:
Beginning of period	3,906,454,045	3,810,182,293
End of period	$3,805,378,735	$3,906,454,045

See Notes to Financial Statements.

26	DECEMBER 31, 2021

Janus Henderson Flexible Bond Fund

Financial Highlights

Class A Shares
For a share outstanding during the period ended December 31, 2021 (unaudited) and the year ended June 30	2021	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$11.16	$11.14	$10.39	$10.03	$10.39	$10.63
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.08	0.20	0.25	0.28	0.24	0.23
Net realized and unrealized gain/(loss)	(0.06)	0.04	0.76	0.37	(0.34)	(0.20)
Total from Investment Operations	0.02	0.24	1.01	0.65	(0.10)	0.03
Less Dividends and Distributions:
Dividends (from net investment income)	(0.09)	(0.22)	(0.26)	(0.29)	—(2)	(0.27)
Return of capital	—	—	—	—	(0.26)	—
Total Dividends and Distributions	(0.09)	(0.22)	(0.26)	(0.29)	(0.26)	(0.27)
Net Asset Value, End of Period	$11.09	$11.16	$11.14	$10.39	$10.03	$10.39
Total Return*	0.17%	2.19%	9.90%	6.61%	(0.95)%	0.30%
Net Assets, End of Period (in thousands)	$139,045	$144,886	$118,862	$115,349	$164,453	$369,125
Average Net Assets for the Period (in thousands)	$142,737	$145,458	$114,334	$137,456	$227,344	$572,984
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.85%	0.86%	0.92%	1.01%	0.95%	0.84%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.81%	0.86%	0.88%	0.91%	0.89%	0.84%
Ratio of Net Investment Income/(Loss)	1.41%	1.74%	2.30%	2.78%	2.32%	2.15%
Portfolio Turnover Rate	73%(3)	132%(3)	175%(3)	219%(3)	181%(3)	96%

Class C Shares
For a share outstanding during the period ended December 31, 2021 (unaudited) and the year ended June 30	2021	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$11.16	$11.14	$10.39	$10.03	$10.39	$10.63
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.04	0.13	0.18	0.22	0.18	0.16
Net realized and unrealized gain/(loss)	(0.06)	0.05	0.77	0.37	(0.34)	(0.20)
Total from Investment Operations	(0.02)	0.18	0.95	0.59	(0.16)	(0.04)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.05)	(0.16)	(0.20)	(0.23)	—(2)	(0.20)
Return of capital	—	—	—	—	(0.20)	—
Total Dividends and Distributions	(0.05)	(0.16)	(0.20)	(0.23)	(0.20)	(0.20)
Net Asset Value, End of Period	$11.09	$11.16	$11.14	$10.39	$10.03	$10.39
Total Return*	(0.18)%	1.60%	9.23%	5.97%	(1.54)%	(0.38)%
Net Assets, End of Period (in thousands)	$64,040	$74,867	$122,908	$135,639	$194,727	$284,311
Average Net Assets for the Period (in thousands)	$69,693	$97,560	$123,202	$155,770	$242,549	$343,064
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.51%	1.44%	1.50%	1.52%	1.50%	1.52%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.49%	1.44%	1.50%	1.52%	1.50%	1.52%
Ratio of Net Investment Income/(Loss)	0.73%	1.17%	1.67%	2.17%	1.74%	1.51%
Portfolio Turnover Rate	73%(3)	132%(3)	175%(3)	219%(3)	181%(3)	96%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Less than $0.005 on a per share basis.

(3) Portfolio Turnover Rate excludes TBA (to be announced) purchase and sales commitments.

See Notes to Financial Statements.

Janus Investment Fund	27

Janus Henderson Flexible Bond Fund

Financial Highlights

Class D Shares
For a share outstanding during the period ended December 31, 2021 (unaudited) and the year ended June 30	2021	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$11.16	$11.14	$10.39	$10.03	$10.39	$10.63
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.09	0.23	0.28	0.31	0.27	0.26
Net realized and unrealized gain/(loss)	(0.06)	0.05	0.77	0.37	(0.33)	(0.20)
Total from Investment Operations	0.03	0.28	1.05	0.68	(0.06)	0.06
Less Dividends and Distributions:
Dividends (from net investment income)	(0.10)	(0.26)	(0.30)	(0.32)	—(2)	(0.30)
Return of capital	—	—	—	—	(0.30)	—
Total Dividends and Distributions	(0.10)	(0.26)	(0.30)	(0.32)	(0.30)	(0.30)
Net Asset Value, End of Period	$11.09	$11.16	$11.14	$10.39	$10.03	$10.39
Total Return*	0.29%	2.49%	10.22%	6.93%	(0.64)%	0.54%
Net Assets, End of Period (in thousands)	$605,884	$639,286	$641,920	$547,759	$562,065	$622,426
Average Net Assets for the Period (in thousands)	$625,103	$664,448	$576,119	$538,993	$599,185	$649,107
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.57%	0.57%	0.59%	0.61%	0.59%	0.60%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.57%	0.57%	0.59%	0.61%	0.59%	0.60%
Ratio of Net Investment Income/(Loss)	1.65%	2.03%	2.58%	3.09%	2.66%	2.44%
Portfolio Turnover Rate	73%(3)	132%(3)	175%(3)	219%(3)	181%(3)	96%

Class I Shares
For a share outstanding during the period ended December 31, 2021 (unaudited) and the year ended June 30	2021	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$11.16	$11.14	$10.39	$10.03	$10.39	$10.63
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.10	0.24	0.28	0.32	0.28	0.26
Net realized and unrealized gain/(loss)	(0.06)	0.04	0.77	0.37	(0.33)	(0.20)
Total from Investment Operations	0.04	0.28	1.05	0.69	(0.05)	0.06
Less Dividends and Distributions:
Dividends (from net investment income)	(0.11)	(0.26)	(0.30)	(0.33)	0.01	(0.30)
Return of capital	—	—	—	—	(0.32)	—
Total Dividends and Distributions	(0.11)	(0.26)	(0.30)	(0.33)	(0.31)	(0.30)
Net Asset Value, End of Period	$11.09	$11.16	$11.14	$10.39	$10.03	$10.39
Total Return*	0.33%	2.56%	10.31%	7.02%	(0.55)%	0.59%
Net Assets, End of Period (in thousands)	$1,985,249	$1,967,268	$1,746,376	$2,007,132	$4,027,112	$5,490,323
Average Net Assets for the Period (in thousands)	$1,980,389	$1,866,732	$1,806,163	$3,245,500	$4,996,045	$5,521,703
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.51%	0.50%	0.51%	0.52%	0.50%	0.55%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.49%	0.50%	0.51%	0.52%	0.50%	0.55%
Ratio of Net Investment Income/(Loss)	1.73%	2.10%	2.67%	3.17%	2.73%	2.50%
Portfolio Turnover Rate	73%(3)	132%(3)	175%(3)	219%(3)	181%(3)	96%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Less than $0.005 on a per share basis.

(3) Portfolio Turnover Rate excludes TBA (to be announced) purchase and sales commitments.

See Notes to Financial Statements.

28	DECEMBER 31, 2021

Janus Henderson Flexible Bond Fund

Financial Highlights

Class N Shares
For a share outstanding during the period ended December 31, 2021 (unaudited) and the year ended June 30	2021	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$11.15	$11.14	$10.38	$10.02	$10.39	$10.62
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.10	0.24	0.29	0.33	0.29	0.27
Net realized and unrealized gain/(loss)	(0.06)	0.04	0.78	0.37	(0.35)	(0.19)
Total from Investment Operations	0.04	0.28	1.07	0.70	(0.06)	0.08
Less Dividends and Distributions:
Dividends (from net investment income)	(0.11)	(0.27)	(0.31)	(0.34)	0.01	(0.31)
Return of capital	—	—	—	—	(0.32)	—
Total Dividends and Distributions	(0.11)	(0.27)	(0.31)	(0.34)	(0.31)	(0.31)
Net Asset Value, End of Period	$11.08	$11.15	$11.14	$10.38	$10.02	$10.39
Total Return*	0.35%	2.54%	10.49%	7.10%	(0.59)%	0.79%
Net Assets, End of Period (in thousands)	$479,182	$487,997	$539,154	$680,664	$1,354,610	$571,544
Average Net Assets for the Period (in thousands)	$483,546	$509,158	$662,412	$1,190,558	$990,124	$581,190
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.44%	0.43%	0.44%	0.45%	0.44%	0.44%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.44%	0.43%	0.44%	0.45%	0.44%	0.44%
Ratio of Net Investment Income/(Loss)	1.79%	2.18%	2.74%	3.25%	2.90%	2.60%
Portfolio Turnover Rate	73%(2)	132%(2)	175%(2)	219%(2)	181%(2)	96%

Class R Shares
For a share outstanding during the period ended December 31, 2021 (unaudited) and the year ended June 30	2021	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$11.16	$11.15	$10.39	$10.03	$10.39	$10.63
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.06	0.16	0.21	0.25	0.21	0.19
Net realized and unrealized gain/(loss)	(0.06)	0.04	0.78	0.37	(0.34)	(0.20)
Total from Investment Operations	—	0.20	0.99	0.62	(0.13)	(0.01)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.07)	(0.19)	(0.23)	(0.26)	—(3)	(0.23)
Return of capital	—	—	—	—	(0.23)	—
Total Dividends and Distributions	(0.07)	(0.19)	(0.23)	(0.26)	(0.23)	(0.23)
Net Asset Value, End of Period	$11.09	$11.16	$11.15	$10.39	$10.03	$10.39
Total Return*	(0.03)%	1.80%	9.65%	6.30%	(1.23)%	(0.06)%
Net Assets, End of Period (in thousands)	$25,843	$25,664	$24,453	$27,580	$36,235	$41,175
Average Net Assets for the Period (in thousands)	$26,048	$26,042	$25,769	$31,616	$38,913	$44,888
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.20%	1.16%	1.20%	1.21%	1.19%	1.20%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.20%	1.16%	1.20%	1.21%	1.19%	1.20%
Ratio of Net Investment Income/(Loss)	1.03%	1.45%	1.98%	2.49%	2.07%	1.84%
Portfolio Turnover Rate	73%(2)	132%(2)	175%(2)	219%(2)	181%(2)	96%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Portfolio Turnover Rate excludes TBA (to be announced) purchase and sales commitments.

(3) Less than $0.005 on a per share basis.

See Notes to Financial Statements.

Janus Investment Fund	29

Janus Henderson Flexible Bond Fund

Financial Highlights

Class S Shares
For a share outstanding during the period ended December 31, 2021 (unaudited) and the year ended June 30	2021	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$11.16	$11.14	$10.39	$10.03	$10.39	$10.63
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.07	0.19	0.24	0.27	0.24	0.22
Net realized and unrealized gain/(loss)	(0.06)	0.04	0.77	0.37	(0.34)	(0.20)
Total from Investment Operations	0.01	0.23	1.01	0.64	(0.10)	0.02
Less Dividends and Distributions:
Dividends (from net investment income)	(0.08)	(0.21)	(0.26)	(0.28)	—(2)	(0.26)
Return of capital	—	—	—	—	(0.26)	—
Total Dividends and Distributions	(0.08)	(0.21)	(0.26)	(0.28)	(0.26)	(0.26)
Net Asset Value, End of Period	$11.09	$11.16	$11.14	$10.39	$10.03	$10.39
Total Return*	0.09%	2.11%	9.83%	6.56%	(0.98)%	0.20%
Net Assets, End of Period (in thousands)	$16,983	$19,114	$18,630	$28,020	$36,398	$48,347
Average Net Assets for the Period (in thousands)	$18,308	$19,517	$23,253	$30,601	$41,035	$60,867
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.95%	0.94%	0.95%	0.96%	0.93%	0.94%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.95%	0.94%	0.95%	0.96%	0.93%	0.94%
Ratio of Net Investment Income/(Loss)	1.27%	1.66%	2.24%	2.73%	2.31%	2.08%
Portfolio Turnover Rate	73%(3)	132%(3)	175%(3)	219%(3)	181%(3)	96%

Class T Shares
For a share outstanding during the period ended December 31, 2021 (unaudited) and the year ended June 30	2021	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$11.16	$11.14	$10.39	$10.03	$10.39	$10.62
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.09	0.22	0.27	0.30	0.26	0.25
Net realized and unrealized gain/(loss)	(0.06)	0.04	0.77	0.37	(0.33)	(0.19)
Total from Investment Operations	0.03	0.26	1.04	0.67	(0.07)	0.06
Less Dividends and Distributions:
Dividends (from net investment income)	(0.10)	(0.24)	(0.29)	(0.31)	—(2)	(0.29)
Return of capital	—	—	—	—	(0.29)	—
Total Dividends and Distributions	(0.10)	(0.24)	(0.29)	(0.31)	(0.29)	(0.29)
Net Asset Value, End of Period	$11.09	$11.16	$11.14	$10.39	$10.03	$10.39
Total Return*	0.23%	2.39%	10.12%	6.84%	(0.72)%	0.55%
Net Assets, End of Period (in thousands)	$489,152	$547,371	$597,879	$641,190	$898,156	$1,293,591
Average Net Assets for the Period (in thousands)	$522,189	$590,025	$605,817	$736,901	$1,120,052	$1,476,151
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.69%	0.68%	0.69%	0.70%	0.68%	0.69%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.68%	0.67%	0.68%	0.69%	0.67%	0.69%
Ratio of Net Investment Income/(Loss)	1.54%	1.94%	2.49%	3.00%	2.56%	2.35%
Portfolio Turnover Rate	73%(3)	132%(3)	175%(3)	219%(3)	181%(3)	96%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Less than $0.005 on a per share basis.

(3) Portfolio Turnover Rate excludes TBA (to be announced) purchase and sales commitments.

See Notes to Financial Statements.

30	DECEMBER 31, 2021

Janus Henderson Flexible Bond Fund

Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

Janus Henderson Flexible Bond Fund (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 41 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks to obtain maximum total return, consistent with preservation of capital. The Fund is classified as diversified, as defined in the 1940 Act. Janus Henderson Investors US LLC (formerly Janus Capital Management LLC) is the investment adviser (the “Adviser”) to the Fund.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares.

Shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with United States of America generally accepted accounting principles ("US GAAP")).

Class A Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class C Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, and bank trust platforms.

Class C Shares are closed to investments by new employer-sponsored retirement plans and existing employer-sponsored retirement plans are no longer able to make additional purchases or exchanges into Class C Shares.

The Funds currently implement an automatic conversion feature pursuant to which Class C Shares that have been held for eight years are automatically converted to Class A Shares without the imposition of any sales charge, fee or other charge. The conversion will generally occur no later than ten business days in the month following the month of the eighth anniversary of the date of purchase. Class C Shares purchased through the reinvestment of dividends and other distributions on Class C Shares will convert to Class A Shares at the same time as the original Class C Shares with respect to which they were purchased. For Class C Shares held in omnibus accounts on intermediary platforms, the Fund will rely on these intermediaries to implement this conversion feature. Your financial intermediary may have separate policies and procedures as to when and how Class C Shares may be converted to Class A Shares. Please contact your financial intermediary for additional information.

Effective July 6, 2020, Class D Shares are available to new investors, subject to any closed fund policies for a Fund, as applicable. Previously, Class D Shares were only available to investors who already had a direct account with the Janus Henderson funds; immediate family members or members of the same household of an eligible individual investor; and existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus Henderson funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments, who established Class I Share accounts before August 4, 2017.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of: 1) certain adviser-assisted, employer-sponsored retirement plans, including 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and certain welfare benefit plans, such as health savings accounts, and nonqualified deferred compensation plans; and 2) retail investors purchasing in qualified or nonqualified accounts, whose accounts are held through an omnibus account at their financial intermediary, and where the financial intermediary requires no payment or reimbursement from the Fund, the Adviser, or its affiliates. Class N Shares are also available to Janus Henderson proprietary products and to certain direct

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Notes to Financial Statements (unaudited)

institutional investors approved by Janus Distributors US LLC dba Janus Henderson Distributors (formerly Janus Distributors LLC) (the “Distributor”) including, but not limited to, corporations, certain retirement plans, public plans, and foundations and endowments, subject to minimum investment requirements.

Class R Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with the Adviser or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with the Adviser or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with US GAAP.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on

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Notes to Financial Statements (unaudited)

an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of December 31, 2021 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income is recorded daily on the accrual basis and includes amortization of premiums and accretion of discounts. The Fund classifies gains and losses on prepayments received as an adjustment to interest income. Debt securities may be placed in non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivables when collection of all or a portion of interest has become doubtful. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

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Notes to Financial Statements (unaudited)

Dividends and Distributions

Dividends are declared daily and distributed monthly for the Fund. Realized capital gains, if any, are declared and distributed in December. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or a Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Fund's equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Derivative Instruments

The Fund may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Fund may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on futures contracts, options on foreign currencies, options on recovery locks, options on security and commodity indices, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Fund during the period ended December 31, 2021 is discussed in further detail below. A summary of derivative activity by the Fund is reflected in the tables at the end of the Schedule of Investments.

The Fund may use derivative instruments for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions), to adjust currency exposure relative to a benchmark index, or for speculative purposes (to earn income and seek to enhance returns). When the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Fund may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly. The Fund’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks.

In pursuit of its investment objective, the Fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

• Commodity Risk – the risk related to the change in value of commodities or commodity-linked investments due to changes in the overall market movements, volatility of the underlying benchmark, changes in interest rates, or other factors affecting a particular industry or commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

• Counterparty Risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

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Notes to Financial Statements (unaudited)

• Credit Risk – the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

• Currency Risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

• Equity Risk – the risk related to the change in value of equity securities as they relate to increases or decreases in the general market.

• Index Risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

• Interest Rate Risk – the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Fund’s NAV to likewise decrease.

• Leverage Risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Fund creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

• Liquidity Risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Fund may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. Additionally, the Fund may deposit cash and/or treasuries as collateral with the counterparty and/or custodian daily (based on the daily valuation of the financial asset) if the Fund has a net aggregate unrealized loss on OTC derivative contracts with a particular counterparty. All liquid securities and restricted cash are considered to cover in an amount at all times equal to or greater than the Fund’s commitment with respect to certain exchange-traded derivatives, centrally cleared derivatives, forward foreign currency exchange contracts, short sales, and/or securities with extended settlement dates. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on the Adviser’s ability to establish and maintain appropriate systems and trading.

Futures Contracts

A futures contract is an exchange-traded agreement to take or make delivery of an underlying asset at a specific time in the future for a specific predetermined negotiated price. The Fund may enter into futures contracts to gain exposure to the stock market or other markets pending investment of cash balances or to meet liquidity needs. The Fund is subject to interest rate risk, equity risk, and currency risk in the normal course of pursuing its investment objective through its investments in futures contracts. The Fund may also use such derivative instruments to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts on commodities are valued at the settlement price on valuation date on the commodities exchange as reported by an approved vendor. Mini contracts, as defined in the description of the contract, shall be valued using the Actual Settlement Price or “ASET” price type as reported by an approved vendor. In the event that foreign futures trade when the foreign equity markets are closed, the last foreign futures trade price shall be used.

Futures contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statement of Assets and Liabilities (if applicable). The change in unrealized net appreciation/depreciation is reported on the Statement of Operations (if applicable). When a contract is closed, a realized gain or loss is reported on

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Notes to Financial Statements (unaudited)

the Statement of Operations (if applicable), equal to the difference between the opening and closing value of the contract.

Securities held by the Fund that are designated as collateral for market value on futures contracts are noted on the Schedule of Investments (if applicable). Such collateral is in the possession of the Fund’s futures commission merchant.

With futures, there is minimal counterparty credit risk to the Fund since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

During the period, the Fund purchased interest rate futures to increase exposure to interest rate risk.

During the period, the Fund sold interest rate futures to decrease exposure to interest rate risk.

3. Other Investments and Strategies

Additional Investment Risk

The Fund may be invested in lower-rated debt securities that have a higher risk of default or loss of value since these securities may be sensitive to economic changes, political changes, or adverse developments specific to the issuer.

In response to the COVID-19 pandemic, the U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets, including reducing interest rates to record-low levels. Extremely low or negative interest rates may become more prevalent or may not work as intended. As there is little precedent for this situation, the impact on various markets that interest rate or other significant policy changes may have is unknown. The withdrawal of this support, a failure of measures put in place in response to such economic uncertainty, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation.

Widespread disease, including pandemics and epidemics, and natural or environmental disasters, including those which may be attributable to global climate change, such as earthquakes, fires, floods, hurricanes, tsunamis and weather-related phenomena generally, have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a Fund’s investments. Economies and financial markets throughout the world have become increasingly interconnected, which increases the likelihood that events or conditions in one region or country will adversely affect markets or issuers in other regions or countries, including the United States. These disruptions could prevent a Fund from executing advantageous investment decisions in a timely manner and negatively impact a Fund’s ability to achieve its investment objective(s). Any such event(s) could have a significant adverse impact on the value of a Fund. In addition, these disruptions could also impair the information technology and other operational systems upon which the Fund’s service providers, including the Adviser or the subadviser (as applicable), rely, and could otherwise disrupt the ability of employees of the Fund’s service providers to perform essential tasks on behalf of the Fund. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance and reinsurance companies that insure or reinsure against the impact of natural disasters.

A number of countries in the European Union (the “EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen, or spread further within the EU. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Among other things, these developments have adversely affected the value and exchange rate of the euro and pound sterling, and may continue to significantly affect the economies of all EU countries, which in turn may have a material adverse effect on the Fund’s investments in such countries, other countries that depend on EU countries for significant amounts of trade or investment, or issuers with exposure to debt issued by certain EU countries.

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Janus Henderson Flexible Bond Fund

Notes to Financial Statements (unaudited)

LIBOR Replacement Risk

The Fund may invest in certain debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate (“LIBOR”) or other interbank offered rates as a reference rate for various rate calculations. The U.K. Financial Conduct Authority has announced that it intends to stop compelling or inducing banks to submit rates for many LIBOR settings after December 31, 2021, and for certain other commonly used U.S. dollar LIBOR settings after June 30, 2023. The elimination of LIBOR or other reference rates and the transition process away from LIBOR could adversely impact (i) volatility and liquidity in markets that are tied to those reference rates, (ii) the market for, or value of, specific securities or payments linked to those reference rates, (iii) availability or terms of borrowing or refinancing, or (iv) the effectiveness of hedging strategies. For these and other reasons, the elimination of LIBOR or changes to other reference rates may adversely affect the Fund’s performance and/or net asset value. Alternatives to LIBOR are established or in development in most major currencies, including the Secured Overnight Financing Rate (“SOFR”) that is intended to replace the U.S. dollar LIBOR. The effect of the discontinuation of, LIBOR or other reference rates will depend on (1) existing fallback or termination provisions in individual contracts and (2) whether, how, and when industry participants develop and adopt new reference rates and fallbacks for both legacy and new products and instruments. Accordingly, it is difficult to predict the full impact of the transition away from LIBOR or other reference rates on the Fund until new reference rates and fallbacks for both legacy and new products, instruments and contracts are commercially accepted.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the "Offsetting Assets and Liabilities" section of this Note for further details.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that the Adviser believes to be creditworthy at the time of the transaction. There is always the risk that the Adviser’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Inflation-Linked Securities

The Fund may invest in inflation-indexed bonds, including municipal inflation-indexed bonds and corporate inflation-indexed bonds, or in derivatives that are linked to these securities. Inflation-linked bonds are fixed-income securities that have a principal value that is periodically adjusted according to the rate of inflation. If an index measuring inflation falls, the principal value of inflation-indexed bonds will typically be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Because of their inflation adjustment feature, inflation-linked bonds typically have lower yields than conventional fixed-rate bonds. In addition, inflation-linked bonds also normally decline in price when real interest rates rise. In the event of deflation, when prices decline over time, the principal and income of inflation-linked bonds would likely decline, resulting in losses to the Fund.

In the case of Treasury Inflation-Protected Securities, also known as TIPS, repayment of original bond principal upon maturity (as adjusted for inflation) is guaranteed by the U.S. Treasury. For inflation-linked bonds that do not provide a similar guarantee, the adjusted principal value of the inflation-linked bond repaid at maturity may be less than the original principal. Other non-U.S. sovereign governments also issue inflation-linked securities (sometimes referred to as “linkers”) that are tied to their own local consumer price indices. In certain of these non-U.S. jurisdictions, the repayment of the original bond principal upon the maturity of an inflation-linked bond is not guaranteed, allowing for the amount of the bond repaid at maturity to be less than par. Inflation-linked bonds may also be issued by, or related to, sovereign governments of other developed countries, emerging market countries, or companies or other entities not affiliated with governments.

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Janus Henderson Flexible Bond Fund

Notes to Financial Statements (unaudited)

Loans

The Fund may invest in various commercial loans, including bank loans, bridge loans, debtor-in-possession (“DIP”) loans, mezzanine loans, and other fixed and floating rate loans. These loans may be acquired through loan participations and assignments or on a when-issued basis. Commercial loans will comprise no more than 20% of the Fund’s total assets. Below are descriptions of the types of loans held by the Fund as of December 31, 2021.

• Bank Loans - Bank loans are obligations of companies or other entities entered into in connection with recapitalizations, acquisitions, and refinancings. The Fund’s investments in bank loans are generally acquired as a participation interest in, or assignment of, loans originated by a lender or other financial institution. These investments may include institutionally-traded floating and fixed-rate debt securities.

• Floating Rate Loans – Floating rate loans are debt securities that have floating interest rates, that adjust periodically, and are tied to a benchmark lending rate, such as London Interbank Offered Rate (“LIBOR”). In other cases, the lending rate could be tied to the prime rate offered by one or more major U.S. banks or the rate paid on large certificates of deposit traded in the secondary markets. If the benchmark lending rate changes, the rate payable to lenders under the loan will change at the next scheduled adjustment date specified in the loan agreement. Floating rate loans are typically issued to companies (‘‘borrowers’’) in connection with recapitalizations, acquisitions, and refinancings. Floating rate loan investments are generally below investment grade. Senior floating rate loans are secured by specific collateral of a borrower and are senior in the borrower’s capital structure. The senior position in the borrower’s capital structure generally gives holders of senior loans a claim on certain of the borrower’s assets that is senior to subordinated debt and preferred and common stock in the case of a borrower’s default. Floating rate loan investments may involve foreign borrowers, and investments may be denominated in foreign currencies. Floating rate loans often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The Fund may invest in obligations of borrowers who are in bankruptcy proceedings. While the Fund generally expects to invest in fully funded term loans, certain of the loans in which the Fund may invest include revolving loans, bridge loans, and delayed draw term loans.

Purchasers of floating rate loans may pay and/or receive certain fees. The Fund may receive fees such as covenant waiver fees or prepayment penalty fees. The Fund may pay fees such as facility fees. Such fees may affect the Fund’s return.

• Mezzanine Loans - Mezzanine loans are secured by the stock of the company that owns the assets. Mezzanine loans are a hybrid of debt and equity financing that is typically used to fund the expansion of existing companies. A mezzanine loan is composed of debt capital that gives the lender the right to convert to an ownership or equity interest in the company if the loan is not paid back in time and in full. Mezzanine loans typically are the most subordinated debt obligation in an issuer’s capital structure.

Mortgage- and Asset-Backed Securities

Mortgage- and asset-backed securities represent interests in “pools” of commercial or residential mortgages or other assets, including consumer and commercial loans or receivables. The Fund may purchase fixed or variable rate commercial or residential mortgage-backed securities issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”), or other governmental or government-related entities. Ginnie Mae’s guarantees are backed as to the timely payment of principal and interest by the full faith and credit of the U.S. Government. Fannie Mae and Freddie Mac securities are not backed by the full faith and credit of the U.S. Government. In September 2008, the Federal Housing Finance Agency (“FHFA”), an agency of the U.S. Government, placed Fannie Mae and Freddie Mac under conservatorship. Since that time, Fannie Mae and Freddie Mac have received capital support through U.S. Treasury preferred stock purchases and Treasury and Federal Reserve purchases of their mortgage-backed securities. The FHFA and the U.S. Treasury have imposed strict limits on the size of these entities’ mortgage portfolios. The FHFA has the power to cancel any contract entered into by Fannie Mae and Freddie Mac prior to FHFA’s appointment as conservator or receiver, including the guarantee obligations of Fannie Mae and Freddie Mac.

The Fund may also purchase other mortgage- and asset-backed securities through single- and multi-seller conduits, collateralized debt obligations, structured investment vehicles, and other similar securities. Asset-backed securities may be backed by various consumer obligations, including automobile loans, equipment leases, credit card receivables, or other collateral. In the event the underlying loans are not paid, the securities’ issuer could be forced to sell the assets

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Janus Henderson Flexible Bond Fund

Notes to Financial Statements (unaudited)

and recognize losses on such assets, which could impact your return. Unlike traditional debt instruments, payments on these securities include both interest and a partial payment of principal. Mortgage- and asset-backed securities are subject to both extension risk, where borrowers pay off their debt obligations more slowly in times of rising interest rates, and prepayment risk, where borrowers pay off their debt obligations sooner than expected in times of declining interest rates. These risks may reduce the Fund’s returns. In addition, investments in mortgage- and asset-backed securities, including those comprised of subprime mortgages, may be subject to a higher degree of credit risk, valuation risk, extension risk (if interest rates rise), and liquidity risk than various other types of fixed-income securities. Additionally, although mortgage-backed securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that guarantors or insurers will meet their obligations.

Offsetting Assets and Liabilities

The Fund presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

The following table presents gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see the Fund's Schedule of Investments.

Offsetting of Financial Assets and Derivative Assets

Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Assets	or Liability(a)	Pledged(b)	Net Amount

JPMorgan Chase Bank, National Association	$151,778	$—	$(151,778)	$—

(a)

Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

JPMorgan Chase Bank, National Association acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodial functions in accordance with the Non-Custodial Securities Lending Agreement. For financial reporting purposes, the Fund does not offset financial instruments’ payables and receivables and related collateral on the Statement of Assets and Liabilities. Securities on loan will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the Securities and Exchange Commission (the “SEC”). See “Securities Lending” in the “Notes to Financial Statements” for additional information.

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Securities Lending

Under procedures adopted by the Trustees, the Fund may seek to earn additional income by lending securities to certain qualified broker-dealers and institutions. JPMorgan Chase Bank, National Association acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodial functions in accordance with the Non-Custodial Securities Lending Agreement. The Fund may lend fund securities in an amount equal to up to 1/3 of its total assets as

Janus Investment Fund	39

Janus Henderson Flexible Bond Fund

Notes to Financial Statements (unaudited)

determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, the Adviser makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund. In certain circumstances individual loan transactions could yield negative returns.

Upon receipt of cash collateral, the Adviser may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. The Adviser currently intends to primarily invest the cash collateral in a cash management vehicle for which the Adviser serves as investment adviser, Janus Henderson Cash Collateral Fund LLC, or in time deposits. An investment in Janus Henderson Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Fund to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Fund and Janus Henderson Cash Collateral Fund LLC, the Adviser has an inherent conflict of interest as a result of its fiduciary duties to both the Fund and Janus Henderson Cash Collateral Fund LLC. Additionally, the Adviser receives an investment advisory fee of 0.05% for managing Janus Henderson Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Fund may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation. Additional required collateral, or excess collateral returned, is delivered on the next business day. Therefore, the value of the collateral held may be temporarily less than 102% or 105% value of the securities on loan. The cash collateral invested by the Adviser is disclosed in the Schedule of Investments (if applicable).

Income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the lending agent are included as “Affiliated securities lending income, net” on the Statement of Operations. As of December 31, 2021, securities lending transactions accounted for as secured borrowings with an overnight and continuous contractual maturity are $151,778. Gross amounts of recognized liabilities for securities lending (collateral received) as of December 31, 2021 is $155,453, resulting in the net amount due to the counterparty of $3,675.

Sovereign Debt

The Fund may invest in U.S. and non-U.S. government debt securities (“sovereign debt”). Some investments in sovereign debt, such as U.S. sovereign debt, are considered low risk. However, investments in sovereign debt, especially the debt of less developed countries, can involve a high degree of risk, including the risk that the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or to pay the interest on its sovereign debt in a timely manner. A sovereign debtor’s willingness or ability to satisfy its debt obligation may be affected by various factors including, but not limited to, its cash flow situation, the extent of its foreign currency reserves, the availability of foreign exchange when a payment is due, the relative size of its debt position in relation to its economy as a whole, the sovereign debtor’s policy toward international lenders, and local political constraints to which the governmental entity may be subject. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies, and other entities. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance, or repay principal or interest when due may result in the cancellation of third party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to timely service its debts. The Fund may be requested to participate in the rescheduling of such sovereign debt and to extend further loans to governmental entities, which may adversely affect the Fund’s holdings. In the event of default, there may be limited or no legal remedies for collecting sovereign debt and there may be no

40	DECEMBER 31, 2021

Janus Henderson Flexible Bond Fund

Notes to Financial Statements (unaudited)

bankruptcy proceedings through which the Fund may collect all or part of the sovereign debt that a governmental entity has not repaid. In addition, to the extent the Fund invests in non-U.S. sovereign debt, it may be subject to currency risk.

TBA Commitments

The Fund may enter into “to be announced” or “TBA” commitments. TBAs are forward agreements for the purchase or sale of securities, including mortgage-backed securities, for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate, and mortgage terms. Although the particular TBA securities must meet industry-accepted “good delivery” standards, there can be no assurance that a security purchased on forward commitment basis will ultimately be issued or delivered by the counterparty. During the settlement period, the Fund will still bear the risk of any decline in the value of the security to be delivered. Because TBA commitments do not require the delivery of a specific security, the characteristics of the security delivered to the Fund may be less favorable than expected. If the counterparty to a transaction fails to deliver the security, the Fund could suffer a loss. To facilitate TBA commitments, the Fund will segregate or otherwise earmark liquid assets marked to market daily in an amount at least equal to such TBA commitments. Proposed rules of the Financial Industry Regulatory Authority (“FINRA”) include mandatory margin requirements for TBA commitments which, in some circumstances, will require the Fund to also post collateral. These collateral requirements may increase costs associated with the Fund’s participation in the TBA market.

When-Issued, Delayed Delivery and Forward Commitment Transactions

The Fund may purchase or sell securities on a when-issued, delayed delivery, or forward commitment basis. When purchasing a security on a when-issued, delayed delivery, or forward commitment basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. Typically, no income accrues on securities the Fund has committed to purchase prior to the time delivery of the securities is made. Because the Fund is not required to pay for the security until the delivery date, these risks are in addition to the risks associated with the Fund’s other investments. If the other party to a transaction fails to deliver the securities, the Fund could miss a favorable price or yield opportunity. If the Fund remains substantially fully invested at a time when when-issued, delayed delivery, or forward commitment purchases are outstanding, the purchases may result in a form of leverage. If the Fund remains substantially fully invested at a time when when-issued, delayed delivery, or forward commitment purchases (including TBA commitments) are outstanding, the purchases may result in a form of leverage.

When the Fund has sold a security on a when-issued, delayed delivery, or forward commitment basis, the Fund does not participate in future gains or losses with respect to the security. If the other party to a transaction fails to pay for the securities, the Fund could suffer a loss. Additionally, when selling a security on a when-issued, delayed delivery, or forward commitment basis without owning the security, the Fund will incur a loss if the security’s price appreciates in value such that the security’s price is above the agreed upon price on the settlement date. The Fund may dispose of or renegotiate a transaction after it is entered into, and may purchase or sell when-issued, delayed delivery or forward commitment securities before the settlement date, which may result in a gain or loss.

4. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays the Adviser an investment advisory fee which is calculated daily and paid monthly. The following table reflects the Fund’s contractual investment advisory fee rate (expressed as an annual rate).

Average Daily Net Assets of the Fund	Contractual Investment Advisory Fee (%)
First $300 Million	0.50
Over $300 Million	0.40

The Fund’s actual investment advisory fee rate for the reporting period was 0.41% of average annual net assets before any applicable waivers.

The Adviser has contractually agreed to waive the advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s total annual fund operating expenses, including the investment advisory fee, but excluding the fees payable pursuant to a Rule 12b-1 plan, shareholder servicing fees, such as transfer agency fees (but excluding out-of-pocket costs), brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.45% of the Fund’s average daily net assets. The Adviser has agreed to continue the waivers until at least October 31, 2021. Networking/omnibus/administrative

Janus Investment Fund	41

Janus Henderson Flexible Bond Fund

Notes to Financial Statements (unaudited)

fees and out-of-pocket transfer agency fees were not waived under the Fund’s prior expense limitation agreement. If applicable, amounts waived and/or reimbursed to the Fund by the Adviser are disclosed as “Excess Expense Reimbursement and Waivers” on the Statement of Operations.

Janus Henderson Services US LLC (formerly Janus Services LLC) (the “Transfer Agent”), a wholly-owned subsidiary of the Adviser, is the Fund’s transfer agent. In addition, the Transfer Agent provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund. The Transfer Agent is not compensated for its services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to the Transfer Agent, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between the Transfer Agent and the Fund, the Transfer Agent may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. The Adviser and its affiliates benefit from an increase in assets that may result from such relationships. The Funds’ Trustees have set limits on fees that the Funds may incur with respect to administrative fees paid for omnibus or networked accounts. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Fund pays an annual administrative services fee based on the average daily net assets of Class D Shares for shareholder services provided by the Transfer Agent, as detailed below.

Average Daily Net Assets of Class D Shares of the Janus Henderson funds	Administrative Services Fee
Under $40 billion	0.12%
$40 billion – $49.9 billion	0.10%
Over $49.9 billion	0.08%

The Fund’s actual Class D administrative fee rate was 0.11% for the reporting period.

The Transfer Agent provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

The Transfer Agent receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class R Shares, Class S Shares, and Class T Shares for providing or procuring administrative services to investors in Class R Shares, Class S Shares, and Class T Shares of the Fund. The Transfer Agent expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. The Transfer Agent or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class R Shares, Class S Shares, and Class T Shares of the Fund. The Transfer Agent may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class R Shares, Class S Shares, and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with the Adviser. For all share classes, the Transfer Agent also seeks reimbursement for costs it incurs as transfer agent and for providing servicing.

The Transfer Agent is compensated for its services related to the Fund’s Class D Shares. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

42	DECEMBER 31, 2021

Janus Henderson Flexible Bond Fund

Notes to Financial Statements (unaudited)

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, the Distributor, a wholly-owned subsidiary of the Adviser, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets, of up to 0.50% of the Class R Shares' average daily net assets, and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to the Distributor for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution and shareholder servicing fees” in the Statement of Operations.

The Adviser serves as administrator to the Fund pursuant to an administration agreement between the Adviser and the Trust. Under the administration agreement, the Adviser is obligated to provide or arrange for the provision of certain administration, compliance, and accounting services to the Fund, including providing office space for the Fund, and is reimbursed by the Fund for certain of its costs in providing these services (to the extent the Adviser seeks reimbursement and such costs are not otherwise waived). In addition, employees of the Adviser and/or its affiliates may serve as officers of the Trust. The Fund pays for some or all of the salaries, fees, and expenses of the Adviser employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by the Adviser, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services the Adviser (or any subadvisor, as applicable) provides to the Fund. These amounts are disclosed as “Affiliated fund administration fees” on the Statement of Operations. In addition, some expenses related to compensation payable to the Fund’s Chief Compliance Officer and certain compliance staff, all of whom are employees of the Adviser and/or its affiliates, are shared with the Fund. Total compensation of $192,161 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the period ended December 31, 2021. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of December 31, 2021 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Total distributable earnings (loss)” on the Statement of Assets and Liabilities. Deferred compensation expenses for the period ended December 31, 2021 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $204,400 were paid by the Trust to the Trustees under the Deferred Plan during the period ended December 31, 2021.

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or non-affiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles that operate as money market funds. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, the Adviser has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Henderson Cash Liquidity Fund LLC (the “Sweep Vehicle”) is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. The Sweep Vehicle operates pursuant to the provisions of the 1940 Act that govern the operation of money market funds and prices its shares at NAV reflecting market-based

Janus Investment Fund	43

Janus Henderson Flexible Bond Fund

Notes to Financial Statements (unaudited)

values of its portfolio securities (i.e., a “floating” NAV) rounded to the fourth decimal place (e.g., $1.0000). The Sweep Vehicle is permitted to impose a liquidity fee (of up to 2%) on redemptions from the Sweep Vehicle or a redemption gate that temporarily suspends redemptions from the Sweep Vehicle for up to 10 business days during a 90 day period. There are no restrictions on the Fund's ability to withdraw investments from the Sweep Vehicle at will, and there are no unfunded capital commitments due from the Fund to the Sweep Vehicle. The Sweep Vehicle does not charge any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended December 31, 2021 can be found in the “Schedules of Affiliated Investments” located in the Schedule of Investments.

Class A Shares include a 4.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Henderson Distributors and financial intermediaries. During the period ended December 31, 2021, Janus Henderson Distributors retained upfront sales charges of $4,182.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to Janus Henderson Distributors during the period ended December 31, 2021.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the period ended December 31, 2021, redeeming shareholders of Class C Shares paid CDSCs of $4,482.

The Fund is permitted to purchase or sell securities (“cross-trade”) between itself and other funds or accounts managed by the Adviser in accordance with Rule 17a-7 under the Investment Company Act of 1940 (“Rule 17a-7”), when the transaction is consistent with the investment objectives and policies of the Fund and in accordance with the Internal Cross Trade Procedures adopted by the Trust’s Board of Trustees. These procedures have been designed to ensure that any cross-trade of securities by the Fund from or to another fund or account that is or could be considered an affiliate of the Fund under certain limited circumstances by virtue of having a common investment adviser, common Officer, or common Trustee complies with Rule 17a-7. Under these procedures, each cross-trade is effected at the current market price to save costs where allowed. During the period ended December 31, 2021, the Fund engaged in cross trades amounting to $8,360,098 in sales, resulting in a net realized gain of $135,930. The net realized gain is included within the “Net Realized Gain/(Loss) on Investments” section of the Fund’s Statement of Operations.

5. Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from US GAAP. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers.

The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

44	DECEMBER 31, 2021

Janus Henderson Flexible Bond Fund

Notes to Financial Statements (unaudited)

Accumulated capital losses noted below represent net capital loss carryovers, as of June 30, 2021, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The following table shows these capital loss carryovers.

Capital Loss Carryover Schedule
For the year ended June 30, 2021
No Expiration
Short-Term	Long-Term	Accumulated Capital Losses
$(50,370,300)	$ -	$ (50,370,300)

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2021 are noted below. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in partnerships.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 4,166,148,088	$44,266,409	$(22,887,204)	$ 21,379,205

Information on the tax components of derivatives as of December 31, 2021 is as follows:

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ -	$ 158,243	$ -	$ 158,243

Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.

Janus Investment Fund	45

Janus Henderson Flexible Bond Fund

Notes to Financial Statements (unaudited)

6. Capital Share Transactions

	Period ended December 31, 2021		Year ended June 30, 2021
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	1,438,149	$ 16,037,725	7,245,999	$ 81,594,621
Reinvested dividends and distributions	70,418	786,073	174,858	1,959,355
Shares repurchased	(1,953,465)	(21,781,295)	(5,105,423)	(56,998,486)
Net Increase/(Decrease)	(444,898)	$ (4,957,497)	2,315,434	$ 26,555,490
Class C Shares:
Shares sold	278,098	$ 3,111,773	1,591,863	$ 17,910,763
Reinvested dividends and distributions	26,333	294,225	113,207	1,271,198
Shares repurchased	(1,239,027)	(13,831,474)	(6,026,120)	(67,809,568)
Net Increase/(Decrease)	(934,596)	$ (10,425,476)	(4,321,050)	$ (48,627,607)
Class D Shares:
Shares sold	1,778,393	$ 19,860,316	10,166,706	$114,505,425
Reinvested dividends and distributions	482,450	5,386,955	1,272,686	14,271,894
Shares repurchased	(4,910,393)	(54,760,832)	(11,767,857)	(131,743,189)
Net Increase/(Decrease)	(2,649,550)	$ (29,513,561)	(328,465)	$ (2,965,870)
Class I Shares:
Shares sold	24,398,608	$272,292,113	61,125,487	$685,002,909
Reinvested dividends and distributions	1,375,077	15,351,665	3,163,274	35,473,526
Shares repurchased	(23,056,435)	(257,391,786)	(44,745,736)	(501,169,025)
Net Increase/(Decrease)	2,717,250	$ 30,251,992	19,543,025	$219,307,410
Class N Shares:
Shares sold	4,531,418	$ 50,496,909	12,442,006	$139,422,743
Reinvested dividends and distributions	364,629	4,067,594	967,344	10,844,777
Shares repurchased	(5,423,177)	(60,445,537)	(18,065,467)	(202,971,401)
Net Increase/(Decrease)	(527,130)	$ (5,881,034)	(4,656,117)	$ (52,703,881)
Class R Shares:
Shares sold	273,917	$ 3,064,279	988,815	$ 11,119,485
Reinvested dividends and distributions	13,789	154,002	37,952	425,635
Shares repurchased	(257,152)	(2,868,171)	(921,749)	(10,337,820)
Net Increase/(Decrease)	30,554	$ 350,110	105,018	$ 1,207,300
Class S Shares:
Shares sold	114,321	$ 1,275,642	710,490	$ 7,978,013
Reinvested dividends and distributions	11,875	132,633	33,194	372,327
Shares repurchased	(307,684)	(3,426,935)	(702,762)	(7,877,415)
Net Increase/(Decrease)	(181,488)	$ (2,018,660)	40,922	$ 472,925
Class T Shares:
Shares sold	1,782,726	$ 19,918,313	9,899,741	$111,210,840
Reinvested dividends and distributions	398,709	4,452,485	1,135,398	12,732,646
Shares repurchased	(7,124,552)	(79,520,739)	(15,645,136)	(174,997,703)
Net Increase/(Decrease)	(4,943,117)	$ (55,149,941)	(4,609,997)	$ (51,054,217)

7. Purchases and Sales of Investment Securities

For the period ended December 31, 2021, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$770,740,494	$1,254,594,263	$ 1,773,788,826	$ 1,465,182,720

46	DECEMBER 31, 2021

Janus Henderson Flexible Bond Fund

Notes to Financial Statements (unaudited)

8. Recent Accounting Pronouncements

The FASB issued Accounting Standards Update 2020-04 Reference Rate Reform: Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”) in March 2020. The new guidance in the ASU provide optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the LIBOR or other interbank-offered based reference rates as of the end of 2021. For new and existing contracts, Funds may elect to apply the guidance as of March 12, 2020 through December 31, 2024. Management is currently evaluating the impact, if any, of the ASU’s adoption to the Fund’s financial statements.

9. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to December 31, 2021 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

Janus Investment Fund	47

Janus Henderson Flexible Bond Fund

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC as an exhibit to Form N-PORT within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to shareholders. The Fund’s Form N-PORT filings and annual and semiannual reports: (i) are available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free) (or 1-800-525-3713 if you hold Class D shares). Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag under Full Holdings for the Fund at janushenderson.com/info (or janushenderson.com/reports if you hold Class D Shares).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each portfolio of Janus Aspen Series (each, a “VIT Portfolio,” and collectively, the “VIT Portfolios”), as well as each fund of Janus Investment Fund (each, a “Fund,” and collectively, the “Funds” and together with the VIT Portfolios, the “Janus Henderson Funds,” and each, a “Janus Henderson Fund”). As required by law, the Trustees determine annually whether to continue the investment advisory agreement for each Janus Henderson Fund and the subadvisory agreement for each Janus Henderson Fund that utilizes a subadviser.

In connection with their most recent consideration of those agreements for each Janus Henderson Fund, the Trustees received and reviewed information provided by Janus Henderson Investors US LLC (formerly, Janus Capital Management LLC) (the “Adviser”) and the subadviser in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At meetings held on November 3-4, 2021 and December 7-8, 2021, the Trustees’ evaluated the information provided by the Adviser, the subadviser, and the independent fee consultant, as well as other information addressed during the year. Following such evaluation, the Trustees determined that the overall arrangements between each Janus Henderson Fund and the Adviser and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by the Adviser, its affiliates and the subadviser, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment and unanimously approved the continuation of the investment advisory agreement for each Janus Henderson Fund and the subadvisory agreement for each subadvised Janus Henderson Fund, for the period from February 1, 2022 through February 1, 2023, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and, for the purpose of peer comparisons any administration fees (excluding out of pocket costs), net of any waivers, paid by a fund as a percentage of average net assets.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by the Adviser and the subadviser to the Janus Henderson Funds, taking into account the investment objective, strategies and policies of each Janus Henderson

48	DECEMBER 31, 2021

Janus Henderson Flexible Bond Fund

Additional Information (unaudited)

Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Janus Henderson Funds. In addition, the Trustees reviewed the resources and key personnel of the Adviser and the subadviser, particularly noting those employees who provide investment and risk management services to the Janus Henderson Funds. The Trustees also considered other services provided to the Janus Henderson Funds by the Adviser or the subadviser, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered the Adviser’s role as administrator to the Janus Henderson Funds, noting that the Adviser generally does not receive a fee for its services as administrator, but is reimbursed for its out-of-pocket costs. The Trustees considered the role of the Adviser in monitoring adherence to the Janus Henderson Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Janus Henderson Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that the Adviser provides a number of different services for the Janus Henderson Funds and fund shareholders, ranging from investment management services to various other servicing functions, and that, in its view, the Adviser is a capable provider of those services. The independent fee consultant also provided its belief that the Adviser has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by the Adviser and the subadviser to each Janus Henderson Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Janus Henderson Funds whose performance lagged that of their peers for certain periods, the Janus Henderson Funds were likely to benefit from the continued provision of those services. They also concluded that the Adviser and the subadviser had sufficient personnel, with the appropriate education and experience, to serve the Janus Henderson Funds effectively and each had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Janus Henderson Fund over various time periods. They noted that they considered Janus Henderson Fund performance data throughout the year, including periodic meetings with each Janus Henderson Fund’s portfolio manager(s), and also reviewed information comparing each Janus Henderson Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Janus Henderson Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Janus Henderson Funds’ performance has been reasonable: for the 36 months ended September 30, 2021, approximately 55% of the Janus Henderson Funds were in the top two quartiles of performance versus Broadridge peers, and for the 12 months ended September 30, 2021, approximately 45% of the Janus Henderson Funds were in the top two quartiles of performance versus Broadridge peers.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance and that the performance trend was improving

Janus Investment Fund	49

Janus Henderson Flexible Bond Fund

Additional Information (unaudited)

Fixed-Income Funds

• For Janus Henderson Absolute Return Income Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Developed World Bond Fund, the Trustees noted the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Global Bond Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson High-Yield Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2021 and the second Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Short Duration Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2021 and the second Broadridge quartile for the 12 months ended May 31, 2021.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2021 and the second Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson European Focus Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the

50	DECEMBER 31, 2021

Janus Henderson Flexible Bond Fund

Additional Information (unaudited)

Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Global Select Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Global Technology and Innovation Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson International Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s performance was in bottom Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Forty Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021.

Janus Investment Fund	51

Janus Henderson Flexible Bond Fund

Additional Information (unaudited)

• For Janus Henderson Growth and Income Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, and the steps the Adviser had taken or was taking to improve performance.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser and subadviser had taken or were taking to improve performance.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser and subadviser had taken or were taking to improve performance.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser and subadviser had taken or were taking to improve performance.

U.S. Equity Funds

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Small-Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps the Adviser had taken or was taking to improve performance.

52	DECEMBER 31, 2021

Janus Henderson Flexible Bond Fund

Additional Information (unaudited)

In consideration of each Janus Henderson Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Janus Henderson Fund’s performance warranted continuation of such Janus Henderson Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Janus Henderson Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management fees (investment advisory fees and any administration fees but excluding out-of-pocket costs) for many of the Janus Henderson Funds, after applicable waivers, was below the average management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by the Adviser out of its management fees collected from such Janus Henderson Fund.

The independent fee consultant provided its belief that the management fees charged by the Adviser to each of the Janus Henderson Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by the Adviser. The independent fee consultant found: (1) the total expenses and management fees of the Janus Henderson Funds to be reasonable relative to other comparable mutual funds; (2) the total expenses, on average, were 8% under the average total expenses of the respective Broadridge Expense Group peers; and (3) and the management fees for the Janus Henderson Funds, on average, were 6% under the average management fees for the respective Broadridge Expense Group. The Trustees also considered the total expenses for each share class of each Janus Henderson Fund compared to the average total expenses for its Broadridge Expense Group and to average total expenses for its Broadridge Expense Universe.

For certain Janus Henderson Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses which assessed fund fees in the context of fund performance being delivered. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Janus Henderson Funds was reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and/or expense waivers on such Janus Henderson Funds.

The Trustees considered the methodology used by the Adviser and subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by the Adviser and subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by the Adviser or subadviser (for which the Adviser or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Janus Henderson Funds having a similar strategy, the Trustees considered that the Adviser noted that, under the terms of the management agreements with the Janus Henderson Funds, the Adviser performs significant additional services for the Janus Henderson Funds that it does not provide to those other clients, including administration services, oversight of the Janus Henderson Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Janus Henderson Funds, the Adviser assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, the Trustees noted that the independent fee consultant found that: (1) the management fees the Adviser charges to the Janus Henderson Funds are reasonable in relation to the management fees the Adviser charges to funds subadvised by the Adviser and to the fees the Adviser charges to its institutional separate account clients; (2) these subadvised and institutional separate accounts have different service and infrastructure needs and operate in markets very distinct relative to retail funds; (3) Janus Henderson mutual fund investors enjoy reasonable fees relative to the fees charged to Janus Henderson subadvised fund and separate account investors; and (4) as part of its 2020 review, 9 of 10 Janus Henderson Funds have lower management fees than similar funds subadvised by the Adviser.

The Trustees considered the fees for each Janus Henderson Fund for its fiscal year ended in 2020, including the VIT Portfolios, and noted the following with regard to each VIT Portfolio’s total expenses, net of applicable fee waivers (the VIT Portfolio’s “total expenses”):

Janus Investment Fund	53

Janus Henderson Flexible Bond Fund

Additional Information (unaudited)

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

Fixed-Income Funds

• For Janus Henderson Absolute Return Income Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Developed World Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short Duration Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson European Focus Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

54	DECEMBER 31, 2021

Janus Henderson Flexible Bond Fund

Additional Information (unaudited)

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Global Real Estate Fund, the Trustees noted, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Sustainable Equity Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Global Technology and Innovation Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson International Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Overseas Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has voluntarily agreed to limit the Fund’s expenses to assist the Fund in attempting to maintain a yield of at least 0.00%.

• For Janus Henderson Money Market Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has agreed to limit the Fund’s expenses to assist the Fund in attempting to maintain a yield of at least 0.00%.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that, that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that, that the Fund’s total expenses were below the peer group average for all share classes.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser had contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted

Janus Investment Fund	55

Janus Henderson Flexible Bond Fund

Additional Information (unaudited)

that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Research Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

U.S. Equity Funds

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Small-Mid Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

The Trustees reviewed information on the overall profitability to the Adviser and its affiliates from their relationships with the Janus Henderson Funds, and considered profitability data of other publicly traded mutual fund advisers. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by

56	DECEMBER 31, 2021

Janus Henderson Flexible Bond Fund

Additional Information (unaudited)

numerous factors, including the organizational structure of the particular fund manager, differences in complex size, difference in product mix, difference in types of business (mutual fund, institutional and other), differences in the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses and the fund manager’s capital structure and cost of capital.

Additionally, the Trustees considered the estimated profitability to the Adviser from the investment management services it provided to each Janus Henderson Fund. In their review, the Trustees considered whether the Adviser and subadviser receive adequate incentives and resources to manage the Janus Henderson Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Janus Henderson Fund is necessarily a product of the allocation methodology utilized by the Adviser to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant found that (1) the expense allocation methodology and rationales utilized by the Adviser were reasonable and (2) no clear correlation exists between expense allocations and operating margins. The Trustees also considered that the estimated profitability for an individual Janus Henderson Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Janus Henderson Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that the Adviser’s estimated profitability with respect to each Janus Henderson Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Janus Henderson Funds was not a material factor in the Board’s approval of the reasonableness of any Janus Henderson Fund’s investment management fees.

The Trustees concluded that the management fees payable by each Janus Henderson Fund to the Adviser and its affiliates, as well as the fees paid by the Adviser to the subadviser of subadvised Janus Henderson Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees the Adviser and the subadviser charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Janus Henderson Funds. The Trustees also concluded that each Janus Henderson Fund’s total expenses were reasonable, taking into account the size of the Janus Henderson Fund, the quality of services provided by the Adviser and subadviser, the investment performance of the Janus Henderson Fund, and any expense limitations agreed to or provided by the Adviser.

Economies of Scale

The Trustees considered information about the potential for the Adviser to realize economies of scale as the assets of the Janus Henderson Funds increase. They noted that their independent fee consultant published a report to the Trustees in November 2019 which provided its research and analysis into economies of scale. They also noted that, although many Janus Henderson Funds pay advisory fees at a fixed base rate as a percentage of net assets, without any breakpoints or performance fees, their independent fee consultant concluded that 75% of these Janus Henderson Funds’ have contractual management fees (gross of waivers) below their Broadridge Expense Group averages. The Trustees also noted the following: (1) that for those Janus Henderson Funds whose expenses are being reduced by the contractual expense limitations of the Adviser, the Adviser is subsidizing certain of these Janus Henderson Funds because they have not reached adequate scale; (2) performance fee structures have been implemented for various Janus Henderson Funds that have caused the effective rate of advisory fees payable by such Janus Henderson Fund to vary depending on the investment performance of the Janus Henderson Fund relative to its benchmark index over the measurement period; and (3) a few Janus Henderson Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Janus Henderson Funds share directly in economies of scale through the significant investments made by the Adviser and its affiliates related to services provided to the Funds and the lower charges of third-party service providers that are based in part on the combined scale of all of the Janus Henderson Funds.

The Trustees also considered the independent fee consultant’s conclusion that, given the limitations of various analytical approaches to economies of scale and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus Henderson complex. In this regard, the independent consultant concluded that (1) to the extent there were economies of scale at the Adviser, the Adviser’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Janus Henderson Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Janus Henderson Funds, the Adviser appeared to be investing to increase the likelihood that these Janus

Janus Investment Fund	57

Janus Henderson Flexible Bond Fund

Additional Information (unaudited)

Henderson Funds will grow to a level to achieve any economies of scale that may exist. Further, the independent fee consultant provided its belief that Janus Henderson Fund investors are well-served by the fee levels and performance fee structures in place on the Janus Henderson Funds in light of any economies of scale that may be present at the Adviser.

Based on all of the information reviewed, including the recent and past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Janus Henderson Fund was reasonable and that the current rates of fees do reflect a sharing between the Adviser and the Janus Henderson Fund of any economies of scale that may be present at the current asset level of the Janus Henderson Fund.

Other Benefits to the Adviser

The Trustees also considered benefits that accrue to the Adviser and its affiliates and subadviser to the Janus Henderson Funds from their relationships with the Janus Henderson Funds. They recognized that two affiliates of the Adviser separately serve the Janus Henderson Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided, and that such compensation contributes to the overall profitability of the Adviser and its affiliates that results from their relationship with the Janus Henderson Funds. The Trustees also considered the Adviser’s past and proposed use of commissions paid by the Janus Henderson Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Janus Henderson Fund and/or other clients of the Adviser and/or the Adviser, and/or subadviser to a Janus Henderson Fund. The Trustees concluded that the Adviser’s and the subadviser’s use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Janus Henderson Fund. The Trustees also concluded that, other than the services provided by the Adviser and its affiliates and subadviser pursuant to the agreements and the fees to be paid by each Janus Henderson Fund therefor, the Janus Henderson Funds and the Adviser and the subadviser may potentially benefit from their relationship with each other in other ways. They concluded that the Adviser and its affiliates share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of the Janus Henderson Funds and other clients serviced by the Adviser and its affiliates. They also concluded that the Adviser and the subadviser benefit from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Janus Henderson Funds and that the Janus Henderson Funds benefit from the Adviser’s and/or the subadviser’s receipt of those products and services as well as research products and services acquired through commissions paid by other clients of the Adviser and/or other clients of the subadviser. They further concluded that the success of any Janus Henderson Fund could attract other business to the Adviser, the subadviser or other Janus Henderson funds, and that the success of the Adviser and the subadviser could enhance the Adviser’s and the subadviser’s ability to serve the Janus Henderson Funds.

58	DECEMBER 31, 2021

Janus Henderson Flexible Bond Fund

Useful Information About Your Fund Report (unaudited)

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of the Adviser and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Bloomberg and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Janus Investment Fund	59

Janus Henderson Flexible Bond Fund

Useful Information About Your Fund Report (unaudited)

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the

60	DECEMBER 31, 2021

Janus Henderson Flexible Bond Fund

Useful Information About Your Fund Report (unaudited)

portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

Janus Investment Fund	61

This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson and Intech are trademarks of Janus Henderson Group plc or one of its subsidiaries. © Janus Henderson Group plc Janus Henderson Distributors US LLC
125-24-93019 03-22

SEMIANNUAL REPORT December 31, 2021

Janus Henderson Global Allocation Fund – Conservative

Janus Investment Fund

HIGHLIGHTS • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Henderson Global Allocation Fund - Conservative

FUND SNAPSHOT This fund of funds offers broad global diversification by utilizing the full spectrum of Janus Henderson investment expertise and solutions.	Ashwin Alankar portfolio manager

Janus Henderson Global Allocation Fund - Conservative (unaudited)

Fund At A Glance

December 31, 2021

Holdings - (% of Net Assets)
Janus Henderson Global Bond Fund - Class N Shares	32.8%
Janus Henderson Multi-Sector Income Fund - Class N Shares	14.6
Janus Henderson Flexible Bond Fund - Class N Shares	6.1
Janus Henderson Adaptive Global Allocation Fund - Class N Shares	5.3
Janus Henderson Emerging Markets Fund - Class N Shares	4.7
Janus Henderson Enterprise Fund - Class N Shares	3.8
Janus Henderson Triton Fund - Class N Shares	3.4
Janus Henderson Contrarian Fund - Class N Shares	3.3
Janus Henderson Forty Fund - Class N Shares	3.1
Janus Henderson U.S. Managed Volatility Fund - Class N Shares	3.0
Janus Henderson Short Duration Flexible Bond Fund - Class N Shares	3.0
Janus Henderson Small-Mid Cap Value Fund - Class N Shares	2.9
Janus Henderson Overseas Fund - Class N Shares	2.8
Janus Henderson Global Real Estate Fund - Class N Shares	2.3
Janus Henderson International Managed Volatility Fund - Class N Shares	2.2
Janus Henderson Global Select Fund - Class N Shares	1.7
Janus Henderson Global Research Fund - Class N Shares	1.6
Janus Henderson Asia Equity Fund - Class N Shares	1.5
Janus Henderson Global Equity Income Fund - Class N Shares	1.2
Janus Henderson European Focus Fund - Class N Shares	0.7

Asset Allocation - (% of Net Assets)
Fixed Income Funds	56.4%
Equity Funds	43.6%
Other	(0.0)%
100.0%

Janus Investment Fund	1

Janus Henderson Global Allocation Fund - Conservative (unaudited)

Performance

See important disclosures on the next page.

Average Annual Total Return - for the periods ended December 31, 2021						Prospectus Expense Ratios
	Fiscal Year-to-Date	One Year	Five Year	Ten Year	Since Inception*	Total Annual Fund Operating Expenses‡	Net Annual Fund Operating Expenses‡
Class A Shares at NAV	-0.28%	3.79%	7.16%	5.99%	5.95%	1.11%	1.11%
Class A Shares at MOP	-5.98%	-2.17%	5.89%	5.36%	5.55%
Class C Shares at NAV	-0.64%	3.05%	6.41%	5.32%	5.23%	1.85%	1.85%
Class C Shares at CDSC	-1.55%	2.10%	6.41%	5.32%	5.23%
Class D Shares	-0.17%	4.04%	7.36%	6.21%	6.16%	0.92%	0.91%
Class I Shares	-0.20%	4.01%	7.42%	6.26%	6.21%	0.86%	0.86%
Class S Shares	-0.33%	3.59%	6.96%	5.82%	5.74%	1.29%	1.29%
Class T Shares	-0.19%	3.88%	7.26%	6.14%	6.10%	1.03%	1.03%
Bloomberg Global Aggregate Bond Index	-1.55%	-4.71%	3.36%	1.77%	3.52%
Global Conservative Allocation Index	1.31%	4.13%	7.90%	5.89%	5.52%
Morningstar Quartile - Class T Shares	-	4th	3rd	3rd	2nd
Morningstar Ranking - based on total returns for World Allocation Funds	-	394/435	288/401	244/324	103/203

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 (or 800.525.3713 if you hold shares directly with Janus Henderson) or visit janushenderson.com/performance (or janushenderson.com/allfunds if you hold shares directly with Janus Henderson).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

Net expense ratios reflect the expense waiver, if any, contractually agreed to for at least a one-year period commencing on October 28, 2021.

Performance may be affected by risks that include those associated with foreign and emerging markets, fixed income securities, high-yield and high-risk

2	DECEMBER 31, 2021

Janus Henderson Global Allocation Fund - Conservative (unaudited)

Performance

securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), Environmental, Social and Governance (ESG) factors, non-diversification, portfolio turnover, derivatives, short sales, initial public offerings (IPOs) and potential conflicts of interest. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

Performance of the Global Allocation Funds depends on that of the underlying funds. They are subject to the volatility of the financial markets. Because Janus Henderson Investors US LLC (formerly Janus Capital Management LLC) is the adviser to the Fund and to the underlying affiliated funds held within the Fund, it is subject to certain potential conflicts of interest.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class A Shares, Class C Shares, Class I Shares, and Class S Shares commenced operations on July 6, 2009. Performance shown for each class for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, the initial share class (renamed Class T Shares effective February 16, 2010), calculated using the fees and expenses of each respective share class, without the effect of any fee and expense limitations or waivers.

Class D Shares commenced operations on February 16, 2010. Performance shown for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses in effect during the periods shown, net of any applicable fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2021 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Fund Report.”

*The Fund’s inception date – December 30, 2005

‡ As stated in the prospectus. See Financial Highlights for actual expense ratios during the reporting period.

Janus Investment Fund	3

Janus Henderson Global Allocation Fund - Conservative (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (7/1/21)	Ending Account Value (12/31/21)	Expenses Paid During Period (7/1/21 - 12/31/21)†	Beginning Account Value (7/1/21)	Ending Account Value (12/31/21)	Expenses Paid During Period (7/1/21 - 12/31/21)†	Net Annualized Expense Ratio (7/1/21 - 12/31/21)††
Class A Shares	$1,000.00	$997.20	$2.32	$1,000.00	$1,022.89	$2.35	0.46%
Class C Shares	$1,000.00	$993.60	$6.03	$1,000.00	$1,019.16	$6.11	1.20%
Class D Shares	$1,000.00	$998.30	$1.31	$1,000.00	$1,023.89	$1.33	0.26%
Class I Shares	$1,000.00	$998.00	$1.16	$1,000.00	$1,024.05	$1.17	0.23%
Class S Shares	$1,000.00	$996.70	$3.27	$1,000.00	$1,021.93	$3.31	0.65%
Class T Shares	$1,000.00	$998.10	$1.81	$1,000.00	$1,023.39	$1.84	0.36%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

††	Ratios do not include indirect expenses of the underlying funds and/or investment companies in which the Fund invests.

4	DECEMBER 31, 2021

Janus Henderson Global Allocation Fund - Conservative

Schedule of Investments (unaudited)

December 31, 2021

Shares		Value
Investment Companies£– 100.0%
Equity Funds – 43.6%
Janus Henderson Adaptive Global Allocation Fund - Class N Shares	1,047,062	$10,939,984
Janus Henderson Asia Equity Fund - Class N Shares	255,251	3,192,434
Janus Henderson Contrarian Fund - Class N Shares	232,368	6,829,252
Janus Henderson Emerging Markets Fund - Class N Shares	854,127	9,650,285
Janus Henderson Enterprise Fund - Class N Shares	48,759	7,778,622
Janus Henderson European Focus Fund - Class N Shares	33,010	1,523,629
Janus Henderson Forty Fund - Class N Shares	111,362	6,362,027
Janus Henderson Global Equity Income Fund - Class N Shares	368,316	2,559,793
Janus Henderson Global Real Estate Fund - Class N Shares	313,876	4,781,256
Janus Henderson Global Research Fund - Class N Shares	32,569	3,336,379
Janus Henderson Global Select Fund - Class N Shares	201,723	3,604,606
Janus Henderson International Managed Volatility Fund - Class N Shares	521,420	4,452,114
Janus Henderson Overseas Fund - Class N Shares	129,562	5,693,238
Janus Henderson Small-Mid Cap Value Fund - Class N Shares	420,455	5,907,326
Janus Henderson Triton Fund - Class N Shares	200,744	6,952,207
Janus Henderson U.S. Managed Volatility Fund - Class N Shares	591,308	6,278,281
		89,841,433
Fixed Income Funds – 56.4%
Janus Henderson Flexible Bond Fund - Class N Shares	1,127,602	12,493,835
Janus Henderson Global Bond Fund - Class N Shares	6,973,009	67,494,114
Janus Henderson Multi-Sector Income Fund - Class N Shares	3,020,927	29,997,001
Janus Henderson Short Duration Flexible Bond Fund - Class N Shares	2,017,566	6,133,318
		116,118,268
Total Investments (total cost $190,117,915) – 100.0%		205,959,701
Liabilities, net of Cash, Receivables and Other Assets – (0)%		(78,090)
Net Assets – 100%		$205,881,611

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	5

Janus Henderson Global Allocation Fund - Conservative

Schedule of Investments (unaudited)

December 31, 2021

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income(1)	Realized Gain/(Loss)(1)	Capital Gain Distributions from Underlying Funds(1)	Change in Unrealized Appreciation/ Depreciation(1)	Value at 12/31/21
Investment Companies - 100.0%
Equity Funds - 43.6%
Janus Henderson Adaptive Global Allocation Fund - Class N Shares	$1,489,254	$40,650	$49,279	$(1,397,130)	$10,939,984
Janus Henderson Asia Equity Fund - Class N Shares	70,890	(20,746)	-	(420,024)	3,192,434
Janus Henderson Contrarian Fund - Class N Shares	169,342	379,780	442,856	(828,797)	6,829,252
Janus Henderson Emerging Markets Fund - Class N Shares	297,833	(21,667)	-	(1,500,818)	9,650,285
Janus Henderson Enterprise Fund - Class N Shares	83,706	273,297	987,107	(815,984)	7,778,622
Janus Henderson European Focus Fund - Class N Shares	6,193	46,329	-	34,274	1,523,629
Janus Henderson Forty Fund - Class N Shares	34,212	639,912	508,288	(669,683)	6,362,027
Janus Henderson Global Equity Income Fund - Class N Shares	79,615	(16,882)	-	63,732	2,559,793
Janus Henderson Global Real Estate Fund - Class N Shares	125,549	16,730	121,138	73,702	4,781,256
Janus Henderson Global Research Fund - Class N Shares	41,470	188,818	313,264	(375,284)	3,336,379
Janus Henderson Global Select Fund - Class N Shares	55,677	183,661	365,851	(540,322)	3,604,606
Janus Henderson International Managed Volatility Fund - Class N Shares	213,192	5,854	333,268	(432,916)	4,452,114
Janus Henderson Overseas Fund - Class N Shares	67,111	201,514	-	(231,393)	5,693,238
Janus Henderson Small-Mid Cap Value Fund - Class N Shares	41,145	(12,202)	140,111	(7,204)	5,907,326
Janus Henderson Triton Fund - Class N Shares	138,955	426,685	1,022,327	(1,517,412)	6,952,207
Janus Henderson U.S. Managed Volatility Fund - Class N Shares	797,381	271,865	666,481	(1,163,501)	6,278,281
Total Equity Funds	$3,711,525	$2,603,598	$4,949,970	$(9,728,760)	$89,841,433
Fixed Income Funds - 56.4%
Janus Henderson Flexible Bond Fund - Class N Shares	127,570	47,646	-	(123,372)	12,493,835
Janus Henderson Global Bond Fund - Class N Shares	1,035,683	(148,750)	199,097	(2,521,140)	67,494,114
Janus Henderson Multi-Sector Income Fund - Class N Shares	634,788	(7,811)	53,555	(576,715)	29,997,001
Janus Henderson Short Duration Flexible Bond Fund - Class N Shares	38,101	(1,651)	-	(60,360)	6,133,318
Total Fixed Income Funds	$1,836,142	$(110,566)	$252,652	$(3,281,587)	$116,118,268
Total Affiliated Investments - 100.0%	$5,547,667	$2,493,032	$5,202,622	$(13,010,347)	$205,959,701

(1) For securities that were affiliated for a portion of the period ended December 31, 2021, this column reflects amounts for the entire period ended December 31, 2021 and not just the period in which the security was affiliated.

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

6	DECEMBER 31, 2021

Janus Henderson Global Allocation Fund - Conservative

Schedule of Investments (unaudited)

December 31, 2021

	Value at 6/30/21	Purchases	Sales Proceeds	Value at 12/31/21
Investment Companies - 100.0%
Equity Funds - 43.6%
Janus Henderson Adaptive Global Allocation Fund - Class N Shares	11,182,312	1,675,995	(561,843)	10,939,984
Janus Henderson Asia Equity Fund - Class N Shares	3,328,421	456,249	(151,466)	3,192,434
Janus Henderson Contrarian Fund - Class N Shares	7,865,683	700,782	(1,288,196)	6,829,252
Janus Henderson Emerging Markets Fund - Class N Shares	10,825,062	813,284	(465,576)	9,650,285
Janus Henderson Enterprise Fund - Class N Shares	8,707,405	1,169,015	(1,555,111)	7,778,622
Janus Henderson European Focus Fund - Class N Shares	1,615,011	25,564	(197,549)	1,523,629
Janus Henderson Forty Fund - Class N Shares	7,841,675	626,501	(2,076,378)	6,362,027
Janus Henderson Global Equity Income Fund - Class N Shares	3,629,277	114,404	(1,230,738)	2,559,793
Janus Henderson Global Real Estate Fund - Class N Shares	4,567,399	340,811	(217,386)	4,781,256
Janus Henderson Global Research Fund - Class N Shares	4,081,868	398,356	(957,379)	3,336,379
Janus Henderson Global Select Fund - Class N Shares	4,351,320	468,785	(858,838)	3,604,606
Janus Henderson International Managed Volatility Fund - Class N Shares	4,336,146	749,598	(206,568)	4,452,114
Janus Henderson Overseas Fund - Class N Shares	6,292,999	139,649	(709,531)	5,693,238
Janus Henderson Small-Mid Cap Value Fund - Class N Shares	6,252,230	253,937	(579,435)	5,907,326
Janus Henderson Triton Fund - Class N Shares	8,620,883	1,252,503	(1,830,452)	6,952,207
Janus Henderson U.S. Managed Volatility Fund - Class N Shares	6,691,386	1,542,157	(1,063,626)	6,278,281
Fixed Income Funds - 56.4%
Janus Henderson Flexible Bond Fund - Class N Shares	13,497,105	288,592	(1,216,136)	12,493,835
Janus Henderson Global Bond Fund - Class N Shares	69,029,718	4,336,994	(3,202,708)	67,494,114
Janus Henderson Multi-Sector Income Fund - Class N Shares	30,056,042	1,933,987	(1,408,502)	29,997,001
Janus Henderson Short Duration Flexible Bond Fund - Class N Shares	-	6,461,749	(266,420)	6,133,318

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	7

Janus Henderson Global Allocation Fund - Conservative

Notes to Schedule of Investments and Other Information (unaudited)

Bloomberg Global Aggregate Bond Index	Bloomberg Global Aggregate Bond Index is a broad-based measure of the global investment grade fixed-rate debt markets.
Global Conservative Allocation Index

Global Conservative Allocation Index is an internally-calculated, hypothetical combination of total returns from the Bloomberg Global Aggregate Bond Index (60%) and the MSCI All Country World IndexSM (40%).

MSCI All Country World IndexSM	MSCI All Country World IndexSM reflects the equity market performance of global developed and emerging markets.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of December 31, 2021. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments In Securities:
Investment Companies
Equity Funds	$89,841,433	$-	$-
Fixed Income Funds	116,118,268	-	-
Total Assets	$205,959,701	$-	$-

8	DECEMBER 31, 2021

Janus Henderson Global Allocation Fund - Conservative

Statement of Assets and Liabilities (unaudited)

December 31, 2021

Assets:
Affiliated investments, at value (cost $190,117,915)	$205,959,701
Cash	3
Non-interested Trustees' deferred compensation	5,379
Receivables:
Dividends	1,049,758
Investments sold	280,070
Fund shares sold	12,211
Other assets	1,806
Total Assets	207,308,928
Liabilities:
Payables:	—
Investments purchased	1,049,758
Fund shares repurchased	254,764
Professional fees	27,676
Transfer agent fees and expenses	26,160
12b-1 Distribution and shareholder servicing fees	9,936
Advisory fees	9,249
Non-interested Trustees' deferred compensation fees	5,379
Custodian fees	2,513
Non-interested Trustees' fees and expenses	124
Accrued expenses and other payables	41,758
Total Liabilities	1,427,317
Net Assets	$205,881,611
Net Assets Consist of:
Capital (par value and paid-in surplus)	$186,280,485
Total distributable earnings (loss)	19,601,126
Total Net Assets	$205,881,611
Net Assets - Class A Shares	$8,845,444
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	697,642
Net Asset Value Per Share(1)	$12.68
Maximum Offering Price Per Share(2)	$13.45
Net Assets - Class C Shares	$8,716,808
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	701,472
Net Asset Value Per Share(1)	$12.43
Net Assets - Class D Shares	$167,841,908
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	13,167,466
Net Asset Value Per Share	$12.75
Net Assets - Class I Shares	$3,718,659
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	291,813
Net Asset Value Per Share	$12.74
Net Assets - Class S Shares	$112,017
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	8,832
Net Asset Value Per Share	$12.68
Net Assets - Class T Shares	$16,646,775
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,308,802
Net Asset Value Per Share	$12.72

(1) Redemption price per share may be reduced for any applicable contingent deferred sales charge. (2) Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

Janus Investment Fund	9

Janus Henderson Global Allocation Fund - Conservative

Statement of Operations (unaudited)

For the period ended December 31, 2021

Investment Income:
Dividends from affiliates	$5,547,667
Total Investment Income	5,547,667
Expenses:
Advisory fees	53,853
12b-1 Distribution and shareholder servicing fees:
Class A Shares	11,361
Class C Shares	45,769
Class S Shares	141
Transfer agent administrative fees and expenses:
Class D Shares	97,001
Class S Shares	140
Class T Shares	21,288
Transfer agent networking and omnibus fees:
Class A Shares	3,423
Class C Shares	3,826
Class I Shares	1,888
Other transfer agent fees and expenses:
Class A Shares	257
Class C Shares	226
Class D Shares	10,907
Class I Shares	95
Class S Shares	8
Class T Shares	121
Registration fees	49,823
Professional fees	18,081
Shareholder reports expense	9,965
Custodian fees	4,925
Non-interested Trustees’ fees and expenses	1,850
Other expenses	7,618
Total Expenses	342,566
Less: Excess Expense Reimbursement and Waivers	(1,878)
Net Expenses	340,688
Net Investment Income/(Loss)	5,206,979
Net Realized Gain/(Loss) on Investments:
Investments in affiliates	2,493,032
Capital gain distributions from underlying funds	5,202,622
Total Net Realized Gain/(Loss) on Investments	7,695,654
Change in Unrealized Net Appreciation/Depreciation:
Investments in affiliates	(13,010,347)
Total Change in Unrealized Net Appreciation/Depreciation	(13,010,347)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$(107,714)

See Notes to Financial Statements.

10	DECEMBER 31, 2021

Janus Henderson Global Allocation Fund - Conservative

Statements of Changes in Net Assets

	Period ended December 31, 2021 (unaudited)	Year ended June 30, 2021

Operations:
Net investment income/(loss)	$5,206,979	$4,265,849
Net realized gain/(loss) on investments	7,695,654	12,263,623
Change in unrealized net appreciation/depreciation	(13,010,347)	17,611,176
Net Increase/(Decrease) in Net Assets Resulting from Operations	(107,714)	34,140,648
Dividends and Distributions to Shareholders:
Class A Shares	(822,848)	(247,607)
Class C Shares	(760,171)	(399,435)
Class D Shares	(15,718,092)	(7,418,407)
Class I Shares	(354,854)	(135,889)
Class S Shares	(10,096)	(5,074)
Class T Shares	(1,581,411)	(741,866)
Net Decrease from Dividends and Distributions to Shareholders	(19,247,472)	(8,948,278)
Capital Share Transactions:
Class A Shares	1,033,841	3,879,150
Class C Shares	169,704	(2,624,753)
Class D Shares	9,163,195	6,164,076
Class I Shares	242,739	49,605
Class S Shares	14,208	(34,377)
Class T Shares	1,937,197	(997,550)
Net Increase/(Decrease) from Capital Share Transactions	12,560,884	6,436,151
Net Increase/(Decrease) in Net Assets	(6,794,302)	31,628,521
Net Assets:
Beginning of period	212,675,913	181,047,392
End of period	$205,881,611	$212,675,913

See Notes to Financial Statements.

Janus Investment Fund	11

Janus Henderson Global Allocation Fund - Conservative

Financial Highlights

Class A Shares
For a share outstanding during the period ended December 31, 2021 (unaudited) and the year ended June 30	2021	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$13.99	$12.28	$12.53	$12.58	$12.73	$12.10
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.34	0.25	0.14	0.05	0.16	0.10
Net realized and unrealized gain/(loss)	(0.36)	2.07	0.19	0.35	0.43	0.62
Total from Investment Operations	(0.02)	2.32	0.33	0.40	0.59	0.72
Less Dividends and Distributions:
Dividends (from net investment income)	(0.41)	(0.26)	(0.13)	(0.10)	(0.20)	(0.05)
Distributions (from capital gains)	(0.88)	(0.35)	(0.45)	(0.35)	(0.54)	(0.04)
Total Dividends and Distributions	(1.29)	(0.61)	(0.58)	(0.45)	(0.74)	(0.09)
Net Asset Value, End of Period	$12.68	$13.99	$12.28	$12.53	$12.58	$12.73
Total Return*	(0.14)%	19.10%	2.58%	3.47%	4.55%	6.01%
Net Assets, End of Period (in thousands)	$8,845	$8,650	$4,030	$4,505	$4,407	$4,507
Average Net Assets for the Period (in thousands)	$8,926	$6,632	$4,381	$4,379	$4,494	$7,313
Ratios to Average Net Assets**:
Ratio of Gross Expenses(2)	0.46%	0.47%	0.47%	0.46%	0.47%	0.46%
Ratio of Net Expenses (After Waivers and Expense Offsets)(2)	0.46%	0.47%	0.47%	0.46%	0.47%	0.46%
Ratio of Net Investment Income/(Loss)(2)	4.83%	1.84%	1.13%	0.43%	1.27%	0.83%
Portfolio Turnover Rate	10%	34%	57%	5%	14%	25%

Class C Shares
For a share outstanding during the period ended December 31, 2021 (unaudited) and the year ended June 30	2021	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$13.67	$12.01	$12.26	$12.30	$12.47	$11.88
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.27	0.18	0.05	(0.02)	0.07	0.03
Net realized and unrealized gain/(loss)	(0.33)	1.98	0.18	0.33	0.41	0.62
Total from Investment Operations	(0.06)	2.16	0.23	0.31	0.48	0.65
Less Dividends and Distributions:
Dividends (from net investment income)	(0.30)	(0.15)	(0.03)	—(3)	(0.11)	(0.02)
Distributions (from capital gains)	(0.88)	(0.35)	(0.45)	(0.35)	(0.54)	(0.04)
Total Dividends and Distributions	(1.18)	(0.50)	(0.48)	(0.35)	(0.65)	(0.06)
Net Asset Value, End of Period	$12.43	$13.67	$12.01	$12.26	$12.30	$12.47
Total Return*	(0.42)%	18.20%	1.85%	2.78%	3.81%	5.50%
Net Assets, End of Period (in thousands)	$8,717	$9,356	$10,655	$13,392	$15,665	$16,752
Average Net Assets for the Period (in thousands)	$9,206	$9,960	$12,057	$14,347	$16,576	$18,722
Ratios to Average Net Assets**:
Ratio of Gross Expenses(2)	1.20%	1.15%	1.18%	1.18%	1.14%	1.00%
Ratio of Net Expenses (After Waivers and Expense Offsets)(2)	1.20%	1.15%	1.18%	1.18%	1.14%	1.00%
Ratio of Net Investment Income/(Loss)(2)	3.89%	1.38%	0.41%	(0.13)%	0.58%	0.22%
Portfolio Turnover Rate	10%	34%	57%	5%	14%	25%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Ratios do not include indirect expenses of the underlying funds and/or investment companies in which the Fund invests.

(3) Less than $0.005 on a per share basis.

See Notes to Financial Statements.

12	DECEMBER 31, 2021

Janus Henderson Global Allocation Fund - Conservative

Financial Highlights

Class D Shares
For a share outstanding during the period ended December 31, 2021 (unaudited) and the year ended June 30	2021	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$14.06	$12.34	$12.59	$12.63	$12.77	$12.18
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.35	0.30	0.16	0.09	0.19	0.11
Net realized and unrealized gain/(loss)	(0.35)	2.05	0.20	0.34	0.43	0.63
Total from Investment Operations	—	2.35	0.36	0.43	0.62	0.74
Less Dividends and Distributions:
Dividends (from net investment income)	(0.43)	(0.28)	(0.16)	(0.12)	(0.22)	(0.11)
Distributions (from capital gains)	(0.88)	(0.35)	(0.45)	(0.35)	(0.54)	(0.04)
Total Dividends and Distributions	(1.31)	(0.63)	(0.61)	(0.47)	(0.76)	(0.15)
Net Asset Value, End of Period	$12.75	$14.06	$12.34	$12.59	$12.63	$12.77
Total Return*	0.04%	19.27%	2.77%	3.70%	4.78%	6.19%
Net Assets, End of Period (in thousands)	$167,842	$174,449	$147,682	$159,468	$177,717	$178,971
Average Net Assets for the Period (in thousands)	$172,907	$162,759	$152,767	$163,822	$182,877	$184,411
Ratios to Average Net Assets**:
Ratio of Gross Expenses(2)	0.26%	0.28%	0.28%	0.29%	0.27%	0.26%
Ratio of Net Expenses (After Waivers and Expense Offsets)(2)	0.26%	0.27%	0.27%	0.27%	0.27%	0.26%
Ratio of Net Investment Income/(Loss)(2)	4.92%	2.20%	1.32%	0.76%	1.46%	0.90%
Portfolio Turnover Rate	10%	34%	57%	5%	14%	25%

Class I Shares
For a share outstanding during the period ended December 31, 2021 (unaudited) and the year ended June 30	2021	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$14.07	$12.34	$12.58	$12.63	$12.77	$12.18
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.36	0.29	0.17	0.11	0.20	0.10
Net realized and unrealized gain/(loss)	(0.37)	2.07	0.20	0.32	0.43	0.65
Total from Investment Operations	(0.01)	2.36	0.37	0.43	0.63	0.75
Less Dividends and Distributions:
Dividends (from net investment income)	(0.44)	(0.28)	(0.16)	(0.13)	(0.23)	(0.12)
Distributions (from capital gains)	(0.88)	(0.35)	(0.45)	(0.35)	(0.54)	(0.04)
Total Dividends and Distributions	(1.32)	(0.63)	(0.61)	(0.48)	(0.77)	(0.16)
Net Asset Value, End of Period	$12.74	$14.07	$12.34	$12.58	$12.63	$12.77
Total Return*	(0.06)%	19.39%	2.89%	3.71%	4.85%	6.29%
Net Assets, End of Period (in thousands)	$3,719	$3,830	$3,381	$3,786	$5,601	$5,078
Average Net Assets for the Period (in thousands)	$3,744	$3,247	$3,491	$4,489	$5,375	$4,411
Ratios to Average Net Assets**:
Ratio of Gross Expenses(2)	0.23%	0.22%	0.21%	0.21%	0.22%	0.21%
Ratio of Net Expenses (After Waivers and Expense Offsets)(2)	0.23%	0.22%	0.21%	0.21%	0.22%	0.21%
Ratio of Net Investment Income/(Loss)(2)	5.04%	2.16%	1.37%	0.92%	1.54%	0.82%
Portfolio Turnover Rate	10%	34%	57%	5%	14%	25%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Ratios do not include indirect expenses of the underlying funds and/or investment companies in which the Fund invests.

See Notes to Financial Statements.

Janus Investment Fund	13

Janus Henderson Global Allocation Fund - Conservative

Financial Highlights

Class S Shares
For a share outstanding during the period ended December 31, 2021 (unaudited) and the year ended June 30	2021	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$13.97	$12.25	$12.45	$12.51	$12.66	$12.07
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.33	0.25	0.11	0.09	0.16	0.07
Net realized and unrealized gain/(loss)	(0.36)	2.02	0.20	0.29	0.40	0.63
Total from Investment Operations	(0.03)	2.27	0.31	0.38	0.56	0.70
Less Dividends and Distributions:
Dividends (from net investment income)	(0.38)	(0.20)	(0.06)	(0.09)	(0.17)	(0.07)
Distributions (from capital gains)	(0.88)	(0.35)	(0.45)	(0.35)	(0.54)	(0.04)
Total Dividends and Distributions	(1.26)	(0.55)	(0.51)	(0.44)	(0.71)	(0.11)
Net Asset Value, End of Period	$12.68	$13.97	$12.25	$12.45	$12.51	$12.66
Total Return*	(0.19)%	18.70%	2.43%	3.32%	4.35%	5.84%
Net Assets, End of Period (in thousands)	$112	$108	$126	$765	$960	$1,541
Average Net Assets for the Period (in thousands)	$110	$119	$407	$860	$1,266	$1,573
Ratios to Average Net Assets**:
Ratio of Gross Expenses(2)	0.65%	0.65%	0.63%	0.56%	0.68%	0.61%
Ratio of Net Expenses (After Waivers and Expense Offsets)(2)	0.65%	0.65%	0.63%	0.56%	0.64%	0.61%
Ratio of Net Investment Income/(Loss)(2)	4.70%	1.88%	0.90%	0.76%	1.28%	0.58%
Portfolio Turnover Rate	10%	34%	57%	5%	14%	25%

Class T Shares
For a share outstanding during the period ended December 31, 2021 (unaudited) and the year ended June 30	2021	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$14.03	$12.32	$12.56	$12.61	$12.75	$12.15
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.35	0.29	0.16	0.10	0.18	0.11
Net realized and unrealized gain/(loss)	(0.36)	2.04	0.20	0.31	0.43	0.63
Total from Investment Operations	(0.01)	2.33	0.36	0.41	0.61	0.74
Less Dividends and Distributions:
Dividends (from net investment income)	(0.42)	(0.27)	(0.15)	(0.11)	(0.21)	(0.10)
Distributions (from capital gains)	(0.88)	(0.35)	(0.45)	(0.35)	(0.54)	(0.04)
Total Dividends and Distributions	(1.30)	(0.62)	(0.60)	(0.46)	(0.75)	(0.14)
Net Asset Value, End of Period	$12.72	$14.03	$12.32	$12.56	$12.61	$12.75
Total Return*	(0.04)%	19.12%	2.78%	3.51%	4.71%	6.21%
Net Assets, End of Period (in thousands)	$16,647	$16,283	$15,174	$17,532	$23,342	$24,104
Average Net Assets for the Period (in thousands)	$16,724	$16,293	$16,406	$19,653	$23,661	$26,862
Ratios to Average Net Assets**:
Ratio of Gross Expenses(2)	0.38%	0.39%	0.38%	0.39%	0.38%	0.36%
Ratio of Net Expenses (After Waivers and Expense Offsets)(2)	0.36%	0.35%	0.36%	0.37%	0.35%	0.33%
Ratio of Net Investment Income/(Loss)(2)	5.02%	2.14%	1.27%	0.78%	1.41%	0.91%
Portfolio Turnover Rate	10%	34%	57%	5%	14%	25%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Ratios do not include indirect expenses of the underlying funds and/or investment companies in which the Fund invests.

See Notes to Financial Statements.

14	DECEMBER 31, 2021

Janus Henderson Global Allocation Fund - Conservative

Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

Janus Henderson Global Allocation Fund - Conservative (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Fund operates as a “fund of funds,” meaning substantially all of the Fund’s assets will be invested in other Janus Henderson funds (the “underlying funds”). The Trust offers 41 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks total return through a primary emphasis on income with a secondary emphasis on growth of capital. The Fund is classified as diversified, as defined in the 1940 Act. Janus Henderson Investors US LLC (formerly Janus Capital Management LLC) is the investment adviser (the “Adviser”) to the Fund.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares.

Shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with United States of America generally accepted accounting principles ("US GAAP")).

Class A Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class C Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, and bank trust platforms.

Class C Shares are closed to investments by new employer-sponsored retirement plans and existing employer-sponsored retirement plans are no longer able to make additional purchases or exchanges into Class C Shares.

The Funds currently implement an automatic conversion feature pursuant to which Class C Shares that have been held for eight years are automatically converted to Class A Shares without the imposition of any sales charge, fee or other charge. The conversion will generally occur no later than ten business days in the month following the month of the eighth anniversary of the date of purchase. Class C Shares purchased through the reinvestment of dividends and other distributions on Class C Shares will convert to Class A Shares at the same time as the original Class C Shares with respect to which they were purchased. For Class C Shares held in omnibus accounts on intermediary platforms, the Fund will rely on these intermediaries to implement this conversion feature. Your financial intermediary may have separate policies and procedures as to when and how Class C Shares may be converted to Class A Shares. Please contact your financial intermediary for additional information.

Effective July 6, 2020, Class D Shares are available to new investors, subject to any closed fund policies for a Fund, as applicable. Previously, Class D Shares were only available to investors who already had a direct account with the Janus Henderson funds; immediate family members or members of the same household of an eligible individual investor; and existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus Henderson funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments, who established Class I Share accounts before August 4, 2017.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with the Adviser or its affiliates to offer Class S Shares on their supermarket platforms.

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Janus Henderson Global Allocation Fund - Conservative

Notes to Financial Statements (unaudited)

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with the Adviser or its affiliates to offer Class T Shares on their supermarket platforms.

Underlying Funds

The Fund invests in a variety of underlying funds to pursue a target allocation of equity investments, fixed-income securities, and alternative investments and may also invest in money market instruments or cash/cash equivalents. The Fund has a target allocation, which is how the Fund's investments generally will be allocated among the major asset classes over the long term, as well as normal ranges, under normal market conditions, within which the Fund's asset class allocations generally will vary over short-term periods. The Fund's long-term expected average asset allocation is as follows: 40% to equity investments, 55% to fixed-income securities and money market instruments, and 5% to alternative investments. Additional details and descriptions of the investment objectives and strategies of each of the underlying funds are available in the Fund’s and underlying funds’ prospectuses available at janushenderson.com. The Trustees of the underlying funds may change the investment objectives or strategies of the underlying funds at any time without prior notice to the Fund’s shareholders.

The following accounting policies have been followed by the Fund and are in conformity with US GAAP.

Investment Valuation

The Fund’s net asset value (“NAV”) is calculated based upon the NAV of each of the underlying funds in which the Fund invests on the day of valuation. The NAV for each class of the underlying funds is computed by dividing the total value of securities and other assets allocated to the class, less liabilities allocated to that class, by the total number of shares outstanding for the class.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

The Fund classifies each of its investments in underlying funds as Level 1, without consideration as to the classification level of the specific investments held by the underlying funds. There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of December 31, 2021 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities held by the underlying funds will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income is recorded daily on the accrual basis and includes

16	DECEMBER 31, 2021

Janus Henderson Global Allocation Fund - Conservative

Notes to Financial Statements (unaudited)

amortization of premiums and accretion of discounts. The Fund classifies gains and losses on prepayments received as an adjustment to interest income. Debt securities may be placed in non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivables when collection of all or a portion of interest has become doubtful. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Dividend distributions received from the underlying funds are recorded on the ex-dividend date. Upon receipt of the notification from an underlying fund, and subsequent to the ex-dividend date, a part or all of the dividend income originally recorded by the Fund may be reclassified as a tax return of capital by reducing the cost basis of the underlying fund and/or increasing the realized gain on sales of investments in the underlying fund.

Expenses

The Fund bears expenses incurred specifically on its behalf. Additionally, the Fund, as a shareholder in the underlying funds, will also indirectly bear its pro rata share of the expenses incurred by the underlying funds. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Dividends and Distributions

The Fund generally declares and distributes dividends of net investment income and realized capital gains (if any) annually. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or a Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Fund's equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The underlying funds may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the underlying funds distribute such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays the Adviser an investment advisory fee which is calculated daily and paid monthly. The Fund’s contractual investment advisory fee rate (expressed as an annual rate) is 0.05% of its average daily net assets.

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Janus Henderson Global Allocation Fund - Conservative

Notes to Financial Statements (unaudited)

The Adviser has contractually agreed to waive the investment advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s total annual fund operating expenses, including the investment advisory fee, but excluding any expenses of an underlying fund (acquired fund fees and expenses), the fees payable pursuant to a Rule 12b-1 plan, shareholder servicing fees, such as transfer agency fees (including out-of-pocket costs), administrative services fees and any networking/omnibus payable by any share class, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.14% of the Fund’s average daily net assets. The Adviser has agreed to continue the waivers for at least a one-year period commencing October 28, 2021. If applicable, amounts waived and/or reimbursed to the Fund by the Adviser are disclosed as “Excess Expense Reimbursement and Waivers” on the Statement of Operations.

Janus Henderson Services US LLC (formerly Janus Services LLC) (the “Transfer Agent”), a wholly-owned subsidiary of the Adviser, is the Fund’s and the underlying funds’ transfer agent. In addition, the Transfer Agent provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund. The Transfer Agent is not compensated for its services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to the Transfer Agent, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between the Transfer Agent and the Fund, the Transfer Agent may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. The Adviser and its affiliates benefit from an increase in assets that may result from such relationships. The Funds’ Trustees have set limits on fees that the Funds may incur with respect to administrative fees paid for omnibus or networked accounts. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Fund pays an annual administrative services fee based on the average daily net assets of Class D Shares for shareholder services provided by the Transfer Agent, as detailed below.

Average Daily Net Assets of Class D Shares of the Janus Henderson funds	Administrative Services Fee
Under $40 billion	0.12%
$40 billion – $49.9 billion	0.10%
Over $49.9 billion	0.08%

The Fund’s actual Class D administrative fee rate was 0.11% for the reporting period.

The Transfer Agent provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

The Transfer Agent receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class S Shares and Class T Shares for providing or procuring administrative services to investors in Class S Shares and Class T Shares of the Fund. The Transfer Agent expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. The Transfer Agent or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class S Shares and Class T Shares of the Fund. The Transfer Agent may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class S Shares and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or

18	DECEMBER 31, 2021

Janus Henderson Global Allocation Fund - Conservative

Notes to Financial Statements (unaudited)

similar systems, or those processed on a manual basis with the Adviser. For all share classes, the Transfer Agent also seeks reimbursement for costs it incurs as transfer agent and for providing servicing.

The Transfer Agent is compensated for its services related to the Fund’s Class D Shares. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Henderson Distributors US LLC (formerly Janus Distributors LLC dba Janus Henderson Distributors) (the “Distributor”), a wholly-owned subsidiary of the Adviser, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets, and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to the Distributor for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution and shareholder servicing fees” in the Statement of Operations.

The Adviser serves as administrator to the Fund pursuant to an administration agreement, and is authorized to perform, or cause others to perform, the administration services necessary for the operation of the Fund. The Adviser does not receive compensation for serving as administrator and it bears the expenses related to operation of the Fund, such as, but not limited to fund accounting and tax services; shareholder servicing; and preparation of various documents filed with the SEC. The Fund bears costs related to any compensation, fees, or reimbursements paid to Trustees who are independent of the Adviser; fees and expenses of counsel to the Independent Trustees; fees and expenses of consultants to the Fund; custody fees; audit expenses; brokerage commissions and all other expenses in connection with execution of portfolio transactions; blue sky registration costs; interest; all federal, state and local taxes (including stamp, excise, income, and franchise taxes); expenses of shareholder meetings, including the preparation, printing, and distribution of proxy statements, notices, and reports to shareholders; expenses of printing and mailing to existing shareholders prospectuses, statements of additional information, shareholder reports, and other materials required to be mailed to shareholders by federal or state laws or regulations; transfer agency fees and expenses payable pursuant to a transfer agency agreement between the Trust and the Transfer Agent on behalf of the Fund; any litigation; and other extraordinary expenses. In addition, some expenses related to compensation payable to the Fund's Chief Compliance Officer and compliance staff are shared with the Fund. Total compensation of $192,161 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the period ended December 31, 2021. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of December 31, 2021 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Total distributable earnings (loss)” on the Statement of Assets and Liabilities. Deferred compensation expenses for the period ended December 31, 2021 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $204,400 were paid by the Trust to the Trustees under the Deferred Plan during the period ended December 31, 2021.

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Janus Henderson Global Allocation Fund - Conservative

Notes to Financial Statements (unaudited)

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended December 31, 2021 can be found in the “Schedules of Affiliated Investments” located in the Schedule of Investments.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Henderson Distributors and financial intermediaries. During the period ended December 31, 2021, Janus Henderson Distributors retained upfront sales charges of $2,668.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to Janus Henderson Distributors during the period ended December 31, 2021.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the period ended December 31, 2021, redeeming shareholders of Class C Shares paid CDSCs of $271.

3. Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from US GAAP. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers.

The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2021 are noted below. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 191,664,590	$ 14,404,132	$ (109,021)	$ 14,295,111

20	DECEMBER 31, 2021

Janus Henderson Global Allocation Fund - Conservative

Notes to Financial Statements (unaudited)

4. Capital Share Transactions

	Period ended December 31, 2021		Year ended June 30, 2021
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	81,890	$ 1,139,211	355,356	$ 4,764,384
Reinvested dividends and distributions	58,531	741,591	15,343	206,357
Shares repurchased	(61,149)	(846,961)	(80,383)	(1,091,591)
Net Increase/(Decrease)	79,272	$ 1,033,841	290,316	$ 3,879,150
Class C Shares:
Shares sold	38,952	$ 536,305	173,657	$ 2,303,786
Reinvested dividends and distributions	60,987	757,458	30,139	397,540
Shares repurchased	(82,778)	(1,124,059)	(406,421)	(5,326,079)
Net Increase/(Decrease)	17,161	$ 169,704	(202,625)	$ (2,624,753)
Class D Shares:
Shares sold	368,137	$ 5,177,993	1,571,888	$21,315,238
Reinvested dividends and distributions	1,225,701	15,615,425	543,690	7,345,257
Shares repurchased	(830,841)	(11,630,223)	(1,674,219)	(22,496,419)
Net Increase/(Decrease)	762,997	$ 9,163,195	441,359	$ 6,164,076
Class I Shares:
Shares sold	23,171	$ 325,011	109,209	$ 1,505,304
Reinvested dividends and distributions	27,767	353,471	10,010	135,239
Shares repurchased	(31,395)	(435,743)	(120,814)	(1,590,938)
Net Increase/(Decrease)	19,543	$ 242,739	(1,595)	$ 49,605
Class S Shares:
Shares sold	314	$ 4,337	599	$ 7,939
Reinvested dividends and distributions	796	10,096	377	5,074
Shares repurchased	(16)	(225)	(3,530)	(47,390)
Net Increase/(Decrease)	1,094	$ 14,208	(2,554)	$ (34,377)
Class T Shares:
Shares sold	210,974	$ 2,942,063	325,413	$ 4,354,253
Reinvested dividends and distributions	118,335	1,504,041	53,074	715,439
Shares repurchased	(181,086)	(2,508,907)	(449,814)	(6,067,242)
Net Increase/(Decrease)	148,223	$ 1,937,197	(71,327)	$ (997,550)

5. Purchases and Sales of Investment Securities

For the period ended December 31, 2021, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$23,748,912	$ 20,043,793	$ -	$ -

6. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to December 31, 2021 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

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Janus Henderson Global Allocation Fund - Conservative

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC as an exhibit to Form N-PORT within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to shareholders. The Fund’s Form N-PORT filings and annual and semiannual reports: (i) are available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free) (or 1-800-525-3713 if you hold Class D shares). Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag under Full Holdings for the Fund at janushenderson.com/info (or janushenderson.com/reports if you hold Class D Shares).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each portfolio of Janus Aspen Series (each, a “VIT Portfolio,” and collectively, the “VIT Portfolios”), as well as each fund of Janus Investment Fund (each, a “Fund,” and collectively, the “Funds” and together with the VIT Portfolios, the “Janus Henderson Funds,” and each, a “Janus Henderson Fund”). As required by law, the Trustees determine annually whether to continue the investment advisory agreement for each Janus Henderson Fund and the subadvisory agreement for each Janus Henderson Fund that utilizes a subadviser.

In connection with their most recent consideration of those agreements for each Janus Henderson Fund, the Trustees received and reviewed information provided by Janus Henderson Investors US LLC (formerly, Janus Capital Management LLC) (the “Adviser”) and the subadviser in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At meetings held on November 3-4, 2021 and December 7-8, 2021, the Trustees’ evaluated the information provided by the Adviser, the subadviser, and the independent fee consultant, as well as other information addressed during the year. Following such evaluation, the Trustees determined that the overall arrangements between each Janus Henderson Fund and the Adviser and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by the Adviser, its affiliates and the subadviser, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment and unanimously approved the continuation of the investment advisory agreement for each Janus Henderson Fund and the subadvisory agreement for each subadvised Janus Henderson Fund, for the period from February 1, 2022 through February 1, 2023, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and, for the purpose of peer comparisons any administration fees (excluding out of pocket costs), net of any waivers, paid by a fund as a percentage of average net assets.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by the Adviser and the subadviser to the Janus Henderson Funds, taking into account the investment objective, strategies and policies of each Janus Henderson

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Additional Information (unaudited)

Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Janus Henderson Funds. In addition, the Trustees reviewed the resources and key personnel of the Adviser and the subadviser, particularly noting those employees who provide investment and risk management services to the Janus Henderson Funds. The Trustees also considered other services provided to the Janus Henderson Funds by the Adviser or the subadviser, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered the Adviser’s role as administrator to the Janus Henderson Funds, noting that the Adviser generally does not receive a fee for its services as administrator, but is reimbursed for its out-of-pocket costs. The Trustees considered the role of the Adviser in monitoring adherence to the Janus Henderson Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Janus Henderson Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that the Adviser provides a number of different services for the Janus Henderson Funds and fund shareholders, ranging from investment management services to various other servicing functions, and that, in its view, the Adviser is a capable provider of those services. The independent fee consultant also provided its belief that the Adviser has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by the Adviser and the subadviser to each Janus Henderson Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Janus Henderson Funds whose performance lagged that of their peers for certain periods, the Janus Henderson Funds were likely to benefit from the continued provision of those services. They also concluded that the Adviser and the subadviser had sufficient personnel, with the appropriate education and experience, to serve the Janus Henderson Funds effectively and each had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Janus Henderson Fund over various time periods. They noted that they considered Janus Henderson Fund performance data throughout the year, including periodic meetings with each Janus Henderson Fund’s portfolio manager(s), and also reviewed information comparing each Janus Henderson Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Janus Henderson Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Janus Henderson Funds’ performance has been reasonable: for the 36 months ended September 30, 2021, approximately 55% of the Janus Henderson Funds were in the top two quartiles of performance versus Broadridge peers, and for the 12 months ended September 30, 2021, approximately 45% of the Janus Henderson Funds were in the top two quartiles of performance versus Broadridge peers.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance and that the performance trend was improving

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Additional Information (unaudited)

Fixed-Income Funds

• For Janus Henderson Absolute Return Income Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Developed World Bond Fund, the Trustees noted the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Global Bond Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson High-Yield Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2021 and the second Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Short Duration Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2021 and the second Broadridge quartile for the 12 months ended May 31, 2021.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2021 and the second Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson European Focus Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the

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Additional Information (unaudited)

Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Global Select Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Global Technology and Innovation Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson International Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s performance was in bottom Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Forty Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021.

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Additional Information (unaudited)

• For Janus Henderson Growth and Income Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, and the steps the Adviser had taken or was taking to improve performance.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser and subadviser had taken or were taking to improve performance.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser and subadviser had taken or were taking to improve performance.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser and subadviser had taken or were taking to improve performance.

U.S. Equity Funds

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Small-Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps the Adviser had taken or was taking to improve performance.

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Additional Information (unaudited)

In consideration of each Janus Henderson Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Janus Henderson Fund’s performance warranted continuation of such Janus Henderson Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Janus Henderson Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management fees (investment advisory fees and any administration fees but excluding out-of-pocket costs) for many of the Janus Henderson Funds, after applicable waivers, was below the average management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by the Adviser out of its management fees collected from such Janus Henderson Fund.

The independent fee consultant provided its belief that the management fees charged by the Adviser to each of the Janus Henderson Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by the Adviser. The independent fee consultant found: (1) the total expenses and management fees of the Janus Henderson Funds to be reasonable relative to other comparable mutual funds; (2) the total expenses, on average, were 8% under the average total expenses of the respective Broadridge Expense Group peers; and (3) and the management fees for the Janus Henderson Funds, on average, were 6% under the average management fees for the respective Broadridge Expense Group. The Trustees also considered the total expenses for each share class of each Janus Henderson Fund compared to the average total expenses for its Broadridge Expense Group and to average total expenses for its Broadridge Expense Universe.

For certain Janus Henderson Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses which assessed fund fees in the context of fund performance being delivered. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Janus Henderson Funds was reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and/or expense waivers on such Janus Henderson Funds.

The Trustees considered the methodology used by the Adviser and subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by the Adviser and subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by the Adviser or subadviser (for which the Adviser or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Janus Henderson Funds having a similar strategy, the Trustees considered that the Adviser noted that, under the terms of the management agreements with the Janus Henderson Funds, the Adviser performs significant additional services for the Janus Henderson Funds that it does not provide to those other clients, including administration services, oversight of the Janus Henderson Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Janus Henderson Funds, the Adviser assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, the Trustees noted that the independent fee consultant found that: (1) the management fees the Adviser charges to the Janus Henderson Funds are reasonable in relation to the management fees the Adviser charges to funds subadvised by the Adviser and to the fees the Adviser charges to its institutional separate account clients; (2) these subadvised and institutional separate accounts have different service and infrastructure needs and operate in markets very distinct relative to retail funds; (3) Janus Henderson mutual fund investors enjoy reasonable fees relative to the fees charged to Janus Henderson subadvised fund and separate account investors; and (4) as part of its 2020 review, 9 of 10 Janus Henderson Funds have lower management fees than similar funds subadvised by the Adviser.

The Trustees considered the fees for each Janus Henderson Fund for its fiscal year ended in 2020, including the VIT Portfolios, and noted the following with regard to each VIT Portfolio’s total expenses, net of applicable fee waivers (the VIT Portfolio’s “total expenses”):

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Additional Information (unaudited)

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

Fixed-Income Funds

• For Janus Henderson Absolute Return Income Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Developed World Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short Duration Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson European Focus Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

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Additional Information (unaudited)

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Global Real Estate Fund, the Trustees noted, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Sustainable Equity Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Global Technology and Innovation Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson International Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Overseas Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has voluntarily agreed to limit the Fund’s expenses to assist the Fund in attempting to maintain a yield of at least 0.00%.

• For Janus Henderson Money Market Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has agreed to limit the Fund’s expenses to assist the Fund in attempting to maintain a yield of at least 0.00%.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that, that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that, that the Fund’s total expenses were below the peer group average for all share classes.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser had contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted

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Additional Information (unaudited)

that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Research Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

U.S. Equity Funds

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Small-Mid Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

The Trustees reviewed information on the overall profitability to the Adviser and its affiliates from their relationships with the Janus Henderson Funds, and considered profitability data of other publicly traded mutual fund advisers. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by

30	DECEMBER 31, 2021

Janus Henderson Global Allocation Fund - Conservative

Additional Information (unaudited)

numerous factors, including the organizational structure of the particular fund manager, differences in complex size, difference in product mix, difference in types of business (mutual fund, institutional and other), differences in the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses and the fund manager’s capital structure and cost of capital.

Additionally, the Trustees considered the estimated profitability to the Adviser from the investment management services it provided to each Janus Henderson Fund. In their review, the Trustees considered whether the Adviser and subadviser receive adequate incentives and resources to manage the Janus Henderson Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Janus Henderson Fund is necessarily a product of the allocation methodology utilized by the Adviser to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant found that (1) the expense allocation methodology and rationales utilized by the Adviser were reasonable and (2) no clear correlation exists between expense allocations and operating margins. The Trustees also considered that the estimated profitability for an individual Janus Henderson Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Janus Henderson Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that the Adviser’s estimated profitability with respect to each Janus Henderson Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Janus Henderson Funds was not a material factor in the Board’s approval of the reasonableness of any Janus Henderson Fund’s investment management fees.

The Trustees concluded that the management fees payable by each Janus Henderson Fund to the Adviser and its affiliates, as well as the fees paid by the Adviser to the subadviser of subadvised Janus Henderson Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees the Adviser and the subadviser charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Janus Henderson Funds. The Trustees also concluded that each Janus Henderson Fund’s total expenses were reasonable, taking into account the size of the Janus Henderson Fund, the quality of services provided by the Adviser and subadviser, the investment performance of the Janus Henderson Fund, and any expense limitations agreed to or provided by the Adviser.

Economies of Scale

The Trustees considered information about the potential for the Adviser to realize economies of scale as the assets of the Janus Henderson Funds increase. They noted that their independent fee consultant published a report to the Trustees in November 2019 which provided its research and analysis into economies of scale. They also noted that, although many Janus Henderson Funds pay advisory fees at a fixed base rate as a percentage of net assets, without any breakpoints or performance fees, their independent fee consultant concluded that 75% of these Janus Henderson Funds’ have contractual management fees (gross of waivers) below their Broadridge Expense Group averages. The Trustees also noted the following: (1) that for those Janus Henderson Funds whose expenses are being reduced by the contractual expense limitations of the Adviser, the Adviser is subsidizing certain of these Janus Henderson Funds because they have not reached adequate scale; (2) performance fee structures have been implemented for various Janus Henderson Funds that have caused the effective rate of advisory fees payable by such Janus Henderson Fund to vary depending on the investment performance of the Janus Henderson Fund relative to its benchmark index over the measurement period; and (3) a few Janus Henderson Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Janus Henderson Funds share directly in economies of scale through the significant investments made by the Adviser and its affiliates related to services provided to the Funds and the lower charges of third-party service providers that are based in part on the combined scale of all of the Janus Henderson Funds.

The Trustees also considered the independent fee consultant’s conclusion that, given the limitations of various analytical approaches to economies of scale and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus Henderson complex. In this regard, the independent consultant concluded that (1) to the extent there were economies of scale at the Adviser, the Adviser’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Janus Henderson Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Janus Henderson Funds, the Adviser appeared to be investing to increase the likelihood that these Janus

Janus Investment Fund	31

Janus Henderson Global Allocation Fund - Conservative

Additional Information (unaudited)

Henderson Funds will grow to a level to achieve any economies of scale that may exist. Further, the independent fee consultant provided its belief that Janus Henderson Fund investors are well-served by the fee levels and performance fee structures in place on the Janus Henderson Funds in light of any economies of scale that may be present at the Adviser.

Based on all of the information reviewed, including the recent and past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Janus Henderson Fund was reasonable and that the current rates of fees do reflect a sharing between the Adviser and the Janus Henderson Fund of any economies of scale that may be present at the current asset level of the Janus Henderson Fund.

Other Benefits to the Adviser

The Trustees also considered benefits that accrue to the Adviser and its affiliates and subadviser to the Janus Henderson Funds from their relationships with the Janus Henderson Funds. They recognized that two affiliates of the Adviser separately serve the Janus Henderson Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided, and that such compensation contributes to the overall profitability of the Adviser and its affiliates that results from their relationship with the Janus Henderson Funds. The Trustees also considered the Adviser’s past and proposed use of commissions paid by the Janus Henderson Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Janus Henderson Fund and/or other clients of the Adviser and/or the Adviser, and/or subadviser to a Janus Henderson Fund. The Trustees concluded that the Adviser’s and the subadviser’s use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Janus Henderson Fund. The Trustees also concluded that, other than the services provided by the Adviser and its affiliates and subadviser pursuant to the agreements and the fees to be paid by each Janus Henderson Fund therefor, the Janus Henderson Funds and the Adviser and the subadviser may potentially benefit from their relationship with each other in other ways. They concluded that the Adviser and its affiliates share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of the Janus Henderson Funds and other clients serviced by the Adviser and its affiliates. They also concluded that the Adviser and the subadviser benefit from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Janus Henderson Funds and that the Janus Henderson Funds benefit from the Adviser’s and/or the subadviser’s receipt of those products and services as well as research products and services acquired through commissions paid by other clients of the Adviser and/or other clients of the subadviser. They further concluded that the success of any Janus Henderson Fund could attract other business to the Adviser, the subadviser or other Janus Henderson funds, and that the success of the Adviser and the subadviser could enhance the Adviser’s and the subadviser’s ability to serve the Janus Henderson Funds.

32	DECEMBER 31, 2021

Janus Henderson Global Allocation Fund - Conservative

Useful Information About Your Fund Report (unaudited)

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of the Adviser and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Bloomberg and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Janus Investment Fund	33

Janus Henderson Global Allocation Fund - Conservative

Useful Information About Your Fund Report (unaudited)

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the

34	DECEMBER 31, 2021

Janus Henderson Global Allocation Fund - Conservative

Useful Information About Your Fund Report (unaudited)

portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

Janus Investment Fund	35

Janus Henderson Global Allocation Fund - Conservative

Notes

NotesPage1

36	DECEMBER 31, 2021

Janus Henderson Global Allocation Fund - Conservative

Notes

NotesPage2

Janus Investment Fund	37

This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson and Intech are trademarks of Janus Henderson Group plc or one of its subsidiaries. © Janus Henderson Group plc Janus Henderson Distributors US LLC
125-24-93020 03-22

SEMIANNUAL REPORT December 31, 2021

Janus Henderson Global Allocation Fund - Growth

Janus Investment Fund

HIGHLIGHTS • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Henderson Global Allocation Fund - Growth

FUND SNAPSHOT This fund of funds offers broad global diversification by utilizing the full spectrum of Janus Henderson investment expertise and solutions	Ashwin Alankar portfolio manager

Janus Henderson Global Allocation Fund - Growth (unaudited)

Fund At A Glance

December 31, 2021

Holdings - (% of Net Assets)
Janus Henderson Global Bond Fund - Class N Shares	9.6%
Janus Henderson Emerging Markets Fund - Class N Shares	9.4
Janus Henderson Enterprise Fund - Class N Shares	7.8
Janus Henderson Triton Fund - Class N Shares	7.0
Janus Henderson Forty Fund - Class N Shares	6.8
Janus Henderson Contrarian Fund - Class N Shares	6.8
Janus Henderson U.S. Managed Volatility Fund - Class N Shares	6.2
Janus Henderson Small-Mid Cap Value Fund - Class N Shares	5.9
Janus Henderson Overseas Fund - Class N Shares	5.5
Janus Henderson Adaptive Global Allocation Fund - Class N Shares	5.2
Janus Henderson International Managed Volatility Fund - Class N Shares	4.5
Janus Henderson Multi-Sector Income Fund - Class N Shares	4.3
Janus Henderson Global Real Estate Fund - Class N Shares	3.9
Janus Henderson Global Select Fund - Class N Shares	3.8
Janus Henderson Global Research Fund - Class N Shares	3.3
Janus Henderson Global Equity Income Fund - Class N Shares	3.1
Janus Henderson Asia Equity Fund - Class N Shares	2.9
Janus Henderson Flexible Bond Fund - Class N Shares	1.8
Janus Henderson European Focus Fund - Class N Shares	1.3
Janus Henderson Short Duration Flexible Bond Fund - Class N Shares	0.9

Asset Allocation - (% of Net Assets)
Equity Funds	83.4%
Fixed Income Funds	16.6%
Other	(0.0)%
100.0%

Janus Investment Fund	1

Janus Henderson Global Allocation Fund - Growth (unaudited)

Performance

See important disclosures on the next page.

Average Annual Total Return - for the periods ended December 31, 2021						Prospectus Expense Ratios
	Fiscal Year-to-Date	One Year	Five Year	Ten Year	Since Inception*	Total Annual Fund Operating Expenses‡
Class A Shares at NAV	0.97%	10.16%	10.55%	8.93%	7.10%	1.14%
Class A Shares at MOP	-4.84%	3.85%	9.26%	8.29%	6.70%
Class C Shares at NAV	0.60%	9.40%	9.76%	8.17%	6.34%	1.89%
Class C Shares at CDSC	-0.26%	8.45%	9.76%	8.17%	6.34%
Class D Shares	1.11%	10.38%	10.75%	9.11%	7.28%	0.95%
Class I Shares	1.12%	10.46%	10.82%	9.19%	7.35%	0.89%
Class S Shares	0.89%	9.99%	10.35%	8.75%	6.90%	1.30%
Class T Shares	1.03%	10.30%	10.66%	9.04%	7.23%	1.05%
MSCI All Country World Index	5.55%	18.54%	14.40%	11.85%	7.87%
Global Growth Allocation Index	4.14%	13.58%	12.28%	9.90%	7.18%
Morningstar Quartile - Class T Shares	-	3rd	1st	1st	1st
Morningstar Ranking - based on total returns for World Allocation Funds	-	248/435	37/401	36/324	37/203

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 (or 800.525.3713 if you hold shares directly with Janus Henderson) or visit janushenderson.com/performance (or janushenderson.com/allfunds if you hold shares directly with Janus Henderson).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

Performance may be affected by risks that include those associated with foreign and emerging markets, fixed income securities, high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), Environmental, Social and Governance (ESG) factors, non-diversification, portfolio turnover, derivatives, short sales, initial public offerings (IPOs) and potential conflicts of interest. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

2	DECEMBER 31, 2021

Janus Henderson Global Allocation Fund - Growth (unaudited)

Performance

Performance of the Global Allocation Funds depends on that of the underlying funds. They are subject to the volatility of the financial markets. Because Janus Henderson Investors US LLC (formerly Janus Capital Management LLC) is the adviser to the Fund and to the underlying affiliated funds held within the Fund, it is subject to certain potential conflicts of interest.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class A Shares, Class C Shares, and Class S Shares commenced operations on July 6, 2009. Performance shown for each class for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, the initial share class (renamed Class T Shares effective February 16, 2010), calculated using the fees and expenses of each respective share class, without the effect of any fee and expense limitations or waivers.

Class D Shares commenced operations on February 16, 2010. Performance shown for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses in effect during the periods shown, net of any applicable fee and expense limitations or waivers.

Class I Shares commenced operations on July 6, 2009. Performance shown for periods prior to July 6, 2009, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses of Class J Shares, net of any applicable fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2021 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Fund Report.”

*The Fund’s inception date – December 30, 2005

‡ As stated in the prospectus. See Financial Highlights for actual expense ratios during the reporting period.

Janus Investment Fund	3

Janus Henderson Global Allocation Fund - Growth (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (7/1/21)	Ending Account Value (12/31/21)	Expenses Paid During Period (7/1/21 - 12/31/21)†	Beginning Account Value (7/1/21)	Ending Account Value (12/31/21)	Expenses Paid During Period (7/1/21 - 12/31/21)†	Net Annualized Expense Ratio (7/1/21 - 12/31/21)††
Class A Shares	$1,000.00	$1,009.70	$2.28	$1,000.00	$1,022.94	$2.29	0.45%
Class C Shares	$1,000.00	$1,006.00	$5.97	$1,000.00	$1,019.26	$6.01	1.18%
Class D Shares	$1,000.00	$1,011.10	$1.27	$1,000.00	$1,023.95	$1.28	0.25%
Class I Shares	$1,000.00	$1,011.20	$1.06	$1,000.00	$1,024.15	$1.07	0.21%
Class S Shares	$1,000.00	$1,008.90	$3.14	$1,000.00	$1,022.08	$3.16	0.62%
Class T Shares	$1,000.00	$1,010.30	$1.72	$1,000.00	$1,023.49	$1.73	0.34%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

††	Ratios do not include indirect expenses of the underlying funds and/or investment companies in which the Fund invests.

4	DECEMBER 31, 2021

Janus Henderson Global Allocation Fund - Growth

Schedule of Investments (unaudited)

December 31, 2021

Shares		Value
Investment Companies£– 100.0%
Equity Funds – 83.4%
Janus Henderson Adaptive Global Allocation Fund - Class N Shares	1,371,962	$14,336,268
Janus Henderson Asia Equity Fund - Class N Shares	630,472	7,886,671
Janus Henderson Contrarian Fund - Class N Shares	634,977	18,661,944
Janus Henderson Emerging Markets Fund - Class N Shares	2,282,266	25,788,577
Janus Henderson Enterprise Fund - Class N Shares	133,834	21,352,553
Janus Henderson European Focus Fund - Class N Shares	76,282	3,520,019
Janus Henderson Forty Fund - Class N Shares	327,164	18,688,443
Janus Henderson Global Equity Income Fund - Class N Shares	1,248,906	8,679,891
Janus Henderson Global Real Estate Fund - Class N Shares	704,883	10,736,043
Janus Henderson Global Research Fund - Class N Shares	88,616	9,075,985
Janus Henderson Global Select Fund - Class N Shares	580,133	10,366,737
Janus Henderson International Managed Volatility Fund - Class N Shares	1,435,877	12,261,753
Janus Henderson Overseas Fund - Class N Shares	343,930	15,106,054
Janus Henderson Small-Mid Cap Value Fund - Class N Shares	1,164,185	16,356,745
Janus Henderson Triton Fund - Class N Shares	555,711	19,248,584
Janus Henderson U.S. Managed Volatility Fund - Class N Shares	1,607,779	17,073,510
		229,139,777
Fixed Income Funds – 16.6%
Janus Henderson Flexible Bond Fund - Class N Shares	442,990	4,908,302
Janus Henderson Global Bond Fund - Class N Shares	2,738,306	26,506,280
Janus Henderson Multi-Sector Income Fund - Class N Shares	1,187,228	11,789,068
Janus Henderson Short Duration Flexible Bond Fund - Class N Shares	795,613	2,418,655
		45,622,305
Total Investments (total cost $239,125,671) – 100.0%		274,762,082
Liabilities, net of Cash, Receivables and Other Assets – (0)%		(90,753)
Net Assets – 100%		$274,671,329

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	5

Janus Henderson Global Allocation Fund - Growth

Schedule of Investments (unaudited)

December 31, 2021

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income(1)	Realized Gain/(Loss)(1)	Capital Gain Distributions from Underlying Funds(1)	Change in Unrealized Appreciation/ Depreciation(1)	Value at 12/31/21
Investment Companies - 100.0%
Equity Funds - 83.4%
Janus Henderson Adaptive Global Allocation Fund - Class N Shares	$1,951,188	$26,343	$64,564	$(1,804,769)	$14,336,268
Janus Henderson Asia Equity Fund - Class N Shares	174,095	(30,503)	-	(1,078,497)	7,886,671
Janus Henderson Contrarian Fund - Class N Shares	460,112	628,483	1,203,266	(1,857,490)	18,661,944
Janus Henderson Emerging Markets Fund - Class N Shares	791,267	(5,130)	-	(3,931,922)	25,788,577
Janus Henderson Enterprise Fund - Class N Shares	228,454	409,121	2,694,047	(1,910,128)	21,352,553
Janus Henderson European Focus Fund - Class N Shares	14,230	115,816	-	80,477	3,520,019
Janus Henderson Forty Fund - Class N Shares	99,938	848,924	1,484,758	(1,070,924)	18,688,443
Janus Henderson Global Equity Income Fund - Class N Shares	266,910	(14,864)	-	163,185	8,679,891
Janus Henderson Global Real Estate Fund - Class N Shares	279,982	277,761	270,815	(20,427)	10,736,043
Janus Henderson Global Research Fund - Class N Shares	112,193	991,289	847,499	(1,507,248)	9,075,985
Janus Henderson Global Select Fund - Class N Shares	159,210	251,214	1,046,165	(1,254,346)	10,366,737
Janus Henderson International Managed Volatility Fund - Class N Shares	584,493	37,783	913,696	(1,222,675)	12,261,753
Janus Henderson Overseas Fund - Class N Shares	177,128	365,665	-	(440,852)	15,106,054
Janus Henderson Small-Mid Cap Value Fund - Class N Shares	113,408	(5,629)	386,187	(21,824)	16,356,745
Janus Henderson Triton Fund - Class N Shares	382,482	686,715	2,814,027	(3,660,219)	19,248,584
Janus Henderson U.S. Managed Volatility Fund - Class N Shares	2,158,867	500,701	1,804,464	(2,949,721)	17,073,510
Total Equity Funds	$7,953,957	$5,083,689	$13,529,488	$(22,487,380)	$229,139,777
Fixed Income Funds - 16.6%
Janus Henderson Flexible Bond Fund - Class N Shares	47,243	(121)	-	(41,052)	4,908,302
Janus Henderson Global Bond Fund - Class N Shares	398,089	(17,849)	78,111	(1,081,136)	26,506,280
Janus Henderson Multi-Sector Income Fund - Class N Shares	240,142	29	21,027	(234,094)	11,789,068
Janus Henderson Short Duration Flexible Bond Fund - Class N Shares	14,817	(375)	-	(23,715)	2,418,655
Total Fixed Income Funds	$700,291	$(18,316)	$99,138	$(1,379,997)	$45,622,305
Total Affiliated Investments - 100.0%	$8,654,248	$5,065,373	$13,628,626	$(23,867,377)	$274,762,082

(1) For securities that were affiliated for a portion of the period ended December 31, 2021, this column reflects amounts for the entire period ended December 31, 2021 and not just the period in which the security was affiliated.

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

6	DECEMBER 31, 2021

Janus Henderson Global Allocation Fund - Growth

Schedule of Investments (unaudited)

December 31, 2021

	Value at 6/30/21	Purchases	Sales Proceeds	Value at 12/31/21
Investment Companies - 100.0%
Equity Funds - 83.4%
Janus Henderson Adaptive Global Allocation Fund - Class N Shares	14,350,204	2,183,828	(419,338)	14,336,268
Janus Henderson Asia Equity Fund - Class N Shares	8,488,580	747,546	(240,455)	7,886,671
Janus Henderson Contrarian Fund - Class N Shares	20,073,819	1,854,349	(2,037,217)	18,661,944
Janus Henderson Emerging Markets Fund - Class N Shares	27,672,452	2,849,595	(796,418)	25,788,577
Janus Henderson Enterprise Fund - Class N Shares	22,239,287	3,135,881	(2,521,608)	21,352,553
Janus Henderson European Focus Fund - Class N Shares	4,144,915	50,474	(871,663)	3,520,019
Janus Henderson Forty Fund - Class N Shares	20,013,791	1,776,144	(2,879,492)	18,688,443
Janus Henderson Global Equity Income Fund - Class N Shares	9,287,138	352,904	(1,108,472)	8,679,891
Janus Henderson Global Real Estate Fund - Class N Shares	11,664,707	658,170	(1,844,168)	10,736,043
Janus Henderson Global Research Fund - Class N Shares	10,449,600	1,052,225	(1,909,881)	9,075,985
Janus Henderson Global Select Fund - Class N Shares	11,112,246	1,311,124	(1,053,501)	10,366,737
Janus Henderson International Managed Volatility Fund - Class N Shares	11,101,760	2,708,431	(363,546)	12,261,753
Janus Henderson Overseas Fund - Class N Shares	16,096,329	330,615	(1,245,703)	15,106,054
Janus Henderson Small-Mid Cap Value Fund - Class N Shares	15,965,735	894,387	(475,924)	16,356,745
Janus Henderson Triton Fund - Class N Shares	22,016,638	3,392,976	(3,187,526)	19,248,584
Janus Henderson U.S. Managed Volatility Fund - Class N Shares	17,118,303	4,132,918	(1,728,691)	17,073,510
Fixed Income Funds - 16.6%
Janus Henderson Flexible Bond Fund - Class N Shares	3,894,244	1,199,768	(144,537)	4,908,302
Janus Henderson Global Bond Fund - Class N Shares	21,631,144	6,763,308	(789,187)	26,506,280
Janus Henderson Multi-Sector Income Fund - Class N Shares	9,215,278	3,153,950	(346,095)	11,789,068
Janus Henderson Short Duration Flexible Bond Fund - Class N Shares	-	2,509,463	(66,718)	2,418,655

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	7

Janus Henderson Global Allocation Fund - Growth

Notes to Schedule of Investments and Other Information (unaudited)

Bloomberg Global Aggregate Bond Index	Bloomberg Global Aggregate Bond Index is a broad-based measure of the global investment grade fixed-rate debt markets.
Global Growth Allocation Index	Global Growth Allocation Index is an internally-calculated, hypothetical combination of total returns from the MSCI All Country World IndexSM (80%) and the Bloomberg Global Aggregate Bond Index (20%).
MSCI All Country World IndexSM	MSCI All Country World IndexSM reflects the equity market performance of global developed and emerging markets.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of December 31, 2021. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments In Securities:
Investment Companies
Equity Funds	$229,139,777	$-	$-
Fixed Income Funds	45,622,305	-	-
Total Assets	$274,762,082	$-	$-

8	DECEMBER 31, 2021

Janus Henderson Global Allocation Fund - Growth

Statement of Assets and Liabilities (unaudited)

December 31, 2021

Assets:
Affiliated investments, at value (cost $239,125,671)	$274,762,082
Cash	1,258
Non-interested Trustees' deferred compensation	7,169
Receivables:
Dividends	411,920
Investments sold	107,074
Fund shares sold	36,534
Other assets	2,378
Total Assets	275,328,415
Liabilities:
Payables:	—
Investments purchased	411,591
Fund shares repurchased	102,003
Transfer agent fees and expenses	35,123
Registration fees	27,654
Professional fees	27,149
Printing fees	13,436
Advisory fees	12,116
Postage fees	9,305
Non-interested Trustees' deferred compensation fees	7,169
12b-1 Distribution and shareholder servicing fees	5,334
Custodian fees	2,568
Non-interested Trustees' fees and expenses	121
Accrued expenses and other payables	3,517
Total Liabilities	657,086
Net Assets	$274,671,329
Net Assets Consist of:
Capital (par value and paid-in surplus)	$227,019,696
Total distributable earnings (loss)	47,651,633
Total Net Assets	$274,671,329
Net Assets - Class A Shares	$6,370,279
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	445,078
Net Asset Value Per Share(1)	$14.31
Maximum Offering Price Per Share(2)	$15.18
Net Assets - Class C Shares	$3,957,983
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	282,687
Net Asset Value Per Share(1)	$14.00
Net Assets - Class D Shares	$230,326,421
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	15,935,870
Net Asset Value Per Share	$14.45
Net Assets - Class I Shares	$16,008,909
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,108,527
Net Asset Value Per Share	$14.44
Net Assets - Class S Shares	$1,620,886
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	113,962
Net Asset Value Per Share	$14.22
Net Assets - Class T Shares	$16,386,851
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,135,477
Net Asset Value Per Share	$14.43

(1) Redemption price per share may be reduced for any applicable contingent deferred sales charge. (2) Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

Janus Investment Fund	9

Janus Henderson Global Allocation Fund - Growth

Statement of Operations (unaudited)

For the period ended December 31, 2021

Investment Income:
Dividends from affiliates	$8,654,248
Total Investment Income	8,654,248
Expenses:
Advisory fees	70,125
12b-1 Distribution and shareholder servicing fees:
Class A Shares	8,001
Class C Shares	20,338
Class S Shares	1,984
Transfer agent administrative fees and expenses:
Class D Shares	129,771
Class S Shares	1,984
Class T Shares	21,223
Transfer agent networking and omnibus fees:
Class A Shares	2,473
Class C Shares	1,704
Class I Shares	7,044
Other transfer agent fees and expenses:
Class A Shares	193
Class C Shares	98
Class D Shares	20,166
Class I Shares	360
Class S Shares	30
Class T Shares	154
Registration fees	52,041
Professional fees	18,082
Shareholder reports expense	14,569
Custodian fees	5,070
Non-interested Trustees’ fees and expenses	2,396
Other expenses	7,830
Total Expenses	385,636
Less: Excess Expense Reimbursement and Waivers	(1,978)
Net Expenses	383,658
Net Investment Income/(Loss)	8,270,590
Net Realized Gain/(Loss) on Investments:
Investments in affiliates	5,065,373
Capital gain distributions from underlying funds	13,628,626
Total Net Realized Gain/(Loss) on Investments	18,693,999
Change in Unrealized Net Appreciation/Depreciation:
Investments in affiliates	(23,867,377)
Total Change in Unrealized Net Appreciation/Depreciation	(23,867,377)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$3,097,212

See Notes to Financial Statements.

10	DECEMBER 31, 2021

Janus Henderson Global Allocation Fund - Growth

Statements of Changes in Net Assets

	Period ended December 31, 2021 (unaudited)	Year ended June 30, 2021

Operations:
Net investment income/(loss)	$8,270,590	$3,596,758
Net realized gain/(loss) on investments	18,693,999	30,331,613
Change in unrealized net appreciation/depreciation	(23,867,377)	38,168,464
Net Increase/(Decrease) in Net Assets Resulting from Operations	3,097,212	72,096,835
Dividends and Distributions to Shareholders:
Class A Shares	(921,690)	(199,483)
Class C Shares	(566,187)	(178,499)
Class D Shares	(33,023,195)	(9,950,738)
Class I Shares	(2,339,152)	(578,152)
Class S Shares	(230,063)	(54,399)
Class T Shares	(2,369,409)	(691,699)
Net Decrease from Dividends and Distributions to Shareholders	(39,449,696)	(11,652,970)
Capital Share Transactions:
Class A Shares	1,227,521	477,851
Class C Shares	398,422	(1,483,053)
Class D Shares	26,999,753	(4,723,402)
Class I Shares	3,358,883	196,598
Class S Shares	428,693	(465,256)
Class T Shares	2,183,370	(609,017)
Net Increase/(Decrease) from Capital Share Transactions	34,596,642	(6,606,279)
Net Increase/(Decrease) in Net Assets	(1,755,842)	53,837,586
Net Assets:
Beginning of period	276,427,171	222,589,585
End of period	$274,671,329	$276,427,171

See Notes to Financial Statements.

Janus Investment Fund	11

Janus Henderson Global Allocation Fund - Growth

Financial Highlights

Class A Shares
For a share outstanding during the period ended December 31, 2021 (unaudited) and the year ended June 30	2021	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$16.53	$12.93	$14.05	$14.28	$13.98	$12.71
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.49	0.18	0.17	0.15	0.22	0.16
Net realized and unrealized gain/(loss)	(0.32)	4.12	(0.32)	0.27	0.98	1.42
Total from Investment Operations	0.17	4.30	(0.15)	0.42	1.20	1.58
Less Dividends and Distributions:
Dividends (from net investment income)	(0.50)	(0.18)	(0.17)	(0.17)	(0.27)	(0.16)
Distributions (from capital gains)	(1.89)	(0.52)	(0.80)	(0.48)	(0.63)	(0.15)
Total Dividends and Distributions	(2.39)	(0.70)	(0.97)	(0.65)	(0.90)	(0.31)
Net Asset Value, End of Period	$14.31	$16.53	$12.93	$14.05	$14.28	$13.98
Total Return*	1.03%	33.72%	(1.48)%	3.57%	8.58%	12.68%
Net Assets, End of Period (in thousands)	$6,370	$6,003	$4,381	$4,845	$4,637	$4,151
Average Net Assets for the Period (in thousands)	$6,289	$4,883	$4,624	$4,564	$4,446	$5,171
Ratios to Average Net Assets**:
Ratio of Gross Expenses(2)	0.45%	0.46%	0.46%	0.46%	0.46%	0.44%
Ratio of Net Expenses (After Waivers and Expense Offsets)(2)	0.45%	0.46%	0.46%	0.46%	0.46%	0.44%
Ratio of Net Investment Income/(Loss)(2)	5.92%	1.17%	1.29%	1.07%	1.53%	1.23%
Portfolio Turnover Rate	9%	50%	49%	9%	12%	35%

Class C Shares
For a share outstanding during the period ended December 31, 2021 (unaudited) and the year ended June 30	2021	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$16.16	$12.65	$13.76	$14.00	$13.74	$12.49
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.41	0.09	0.07	0.05	0.10	0.06
Net realized and unrealized gain/(loss)	(0.30)	4.00	(0.32)	0.27	0.98	1.40
Total from Investment Operations	0.11	4.09	(0.25)	0.32	1.08	1.46
Less Dividends and Distributions:
Dividends (from net investment income)	(0.38)	(0.06)	(0.06)	(0.08)	(0.19)	(0.06)
Distributions (from capital gains)	(1.89)	(0.52)	(0.80)	(0.48)	(0.63)	(0.15)
Total Dividends and Distributions	(2.27)	(0.58)	(0.86)	(0.56)	(0.82)	(0.21)
Net Asset Value, End of Period	$14.00	$16.16	$12.65	$13.76	$14.00	$13.74
Total Return*	0.66%	32.77%	(2.23)%	2.83%	7.84%	11.94%
Net Assets, End of Period (in thousands)	$3,958	$4,096	$4,497	$6,586	$7,166	$4,486
Average Net Assets for the Period (in thousands)	$4,095	$4,340	$5,700	$6,878	$5,467	$4,679
Ratios to Average Net Assets**:
Ratio of Gross Expenses(2)	1.18%	1.14%	1.18%	1.20%	1.14%	1.07%
Ratio of Net Expenses (After Waivers and Expense Offsets)(2)	1.18%	1.14%	1.18%	1.20%	1.14%	1.07%
Ratio of Net Investment Income/(Loss)(2)	5.01%	0.64%	0.55%	0.38%	0.69%	0.48%
Portfolio Turnover Rate	9%	50%	49%	9%	12%	35%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Ratios do not include indirect expenses of the underlying funds and/or investment companies in which the Fund invests.

See Notes to Financial Statements.

12	DECEMBER 31, 2021

Janus Henderson Global Allocation Fund - Growth

Financial Highlights

Class D Shares
For a share outstanding during the period ended December 31, 2021 (unaudited) and the year ended June 30	2021	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$16.68	$13.04	$14.17	$14.39	$14.08	$12.80
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.50	0.22	0.20	0.18	0.25	0.16
Net realized and unrealized gain/(loss)	(0.32)	4.15	(0.33)	0.27	0.99	1.44
Total from Investment Operations	0.18	4.37	(0.13)	0.45	1.24	1.60
Less Dividends and Distributions:
Dividends (from net investment income)	(0.52)	(0.21)	(0.20)	(0.19)	(0.30)	(0.17)
Distributions (from capital gains)	(1.89)	(0.52)	(0.80)	(0.48)	(0.63)	(0.15)
Total Dividends and Distributions	(2.41)	(0.73)	(1.00)	(0.67)	(0.93)	(0.32)
Net Asset Value, End of Period	$14.45	$16.68	$13.04	$14.17	$14.39	$14.08
Total Return*	1.11%	34.01%	(1.37)%	3.77%	8.79%	12.81%
Net Assets, End of Period (in thousands)	$230,326	$233,735	$187,295	$205,433	$219,870	$213,929
Average Net Assets for the Period (in thousands)	$231,395	$213,320	$195,360	$205,469	$222,712	$206,525
Ratios to Average Net Assets**:
Ratio of Gross Expenses(2)	0.25%	0.27%	0.28%	0.29%	0.27%	0.28%
Ratio of Net Expenses (After Waivers and Expense Offsets)(2)	0.25%	0.27%	0.28%	0.28%	0.27%	0.28%
Ratio of Net Investment Income/(Loss)(2)	5.95%	1.45%	1.46%	1.27%	1.71%	1.22%
Portfolio Turnover Rate	9%	50%	49%	9%	12%	35%

Class I Shares
For a share outstanding during the period ended December 31, 2021 (unaudited) and the year ended June 30	2021	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$16.68	$13.04	$14.16	$14.39	$14.08	$12.80
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.53	0.23	0.22	0.19	0.21	0.16
Net realized and unrealized gain/(loss)	(0.34)	4.14	(0.33)	0.26	1.04	1.45
Total from Investment Operations	0.19	4.37	(0.11)	0.45	1.25	1.61
Less Dividends and Distributions:
Dividends (from net investment income)	(0.54)	(0.21)	(0.21)	(0.20)	(0.31)	(0.18)
Distributions (from capital gains)	(1.89)	(0.52)	(0.80)	(0.48)	(0.63)	(0.15)
Total Dividends and Distributions	(2.43)	(0.73)	(1.01)	(0.68)	(0.94)	(0.33)
Net Asset Value, End of Period	$14.44	$16.68	$13.04	$14.16	$14.39	$14.08
Total Return*	1.12%	34.07%	(1.24)%	3.80%	8.90%	12.89%
Net Assets, End of Period (in thousands)	$16,009	$14,799	$11,548	$14,977	$14,180	$6,052
Average Net Assets for the Period (in thousands)	$15,622	$12,747	$13,319	$15,240	$9,393	$4,925
Ratios to Average Net Assets**:
Ratio of Gross Expenses(2)	0.21%	0.21%	0.22%	0.22%	0.20%	0.20%
Ratio of Net Expenses (After Waivers and Expense Offsets)(2)	0.21%	0.21%	0.22%	0.22%	0.20%	0.20%
Ratio of Net Investment Income/(Loss)(2)	6.27%	1.49%	1.59%	1.33%	1.44%	1.22%
Portfolio Turnover Rate	9%	50%	49%	9%	12%	35%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Ratios do not include indirect expenses of the underlying funds and/or investment companies in which the Fund invests.

See Notes to Financial Statements.

Janus Investment Fund	13

Janus Henderson Global Allocation Fund - Growth

Financial Highlights

Class S Shares
For a share outstanding during the period ended December 31, 2021 (unaudited) and the year ended June 30	2021	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$16.43	$12.85	$13.96	$14.20	$13.91	$12.64
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.48	0.16	0.18	0.13	0.22	0.12
Net realized and unrealized gain/(loss)	(0.32)	4.08	(0.35)	0.26	0.95	1.42
Total from Investment Operations	0.16	4.24	(0.17)	0.39	1.17	1.54
Less Dividends and Distributions:
Dividends (from net investment income)	(0.48)	(0.14)	(0.14)	(0.15)	(0.25)	(0.12)
Distributions (from capital gains)	(1.89)	(0.52)	(0.80)	(0.48)	(0.63)	(0.15)
Total Dividends and Distributions	(2.37)	(0.66)	(0.94)	(0.63)	(0.88)	(0.27)
Net Asset Value, End of Period	$14.22	$16.43	$12.85	$13.96	$14.20	$13.91
Total Return*	0.95%	33.45%	(1.67)%	3.41%	8.38%	12.44%
Net Assets, End of Period (in thousands)	$1,621	$1,408	$1,539	$2,157	$2,034	$2,533
Average Net Assets for the Period (in thousands)	$1,560	$1,325	$1,879	$2,446	$2,398	$2,488
Ratios to Average Net Assets**:
Ratio of Gross Expenses(2)	0.62%	0.62%	0.62%	0.61%	0.65%	0.61%
Ratio of Net Expenses (After Waivers and Expense Offsets)(2)	0.62%	0.62%	0.62%	0.61%	0.64%	0.61%
Ratio of Net Investment Income/(Loss)(2)	5.81%	1.05%	1.30%	0.96%	1.53%	0.90%
Portfolio Turnover Rate	9%	50%	49%	9%	12%	35%

Class T Shares
For a share outstanding during the period ended December 31, 2021 (unaudited) and the year ended June 30	2021	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$16.65	$13.02	$14.14	$14.37	$14.06	$12.78
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.49	0.21	0.19	0.17	0.24	0.16
Net realized and unrealized gain/(loss)	(0.31)	4.14	(0.32)	0.26	0.99	1.43
Total from Investment Operations	0.18	4.35	(0.13)	0.43	1.23	1.59
Less Dividends and Distributions:
Dividends (from net investment income)	(0.51)	(0.20)	(0.19)	(0.18)	(0.29)	(0.16)
Distributions (from capital gains)	(1.89)	(0.52)	(0.80)	(0.48)	(0.63)	(0.15)
Total Dividends and Distributions	(2.40)	(0.72)	(0.99)	(0.66)	(0.92)	(0.31)
Net Asset Value, End of Period	$14.43	$16.65	$13.02	$14.14	$14.37	$14.06
Total Return*	1.09%	33.88%	(1.37)%	3.61%	8.74%	12.77%
Net Assets, End of Period (in thousands)	$16,387	$16,385	$13,330	$16,624	$19,131	$18,491
Average Net Assets for the Period (in thousands)	$16,685	$15,199	$15,095	$17,721	$18,582	$17,409
Ratios to Average Net Assets**:
Ratio of Gross Expenses(2)	0.37%	0.37%	0.37%	0.38%	0.37%	0.36%
Ratio of Net Expenses (After Waivers and Expense Offsets)(2)	0.34%	0.34%	0.35%	0.36%	0.34%	0.33%
Ratio of Net Investment Income/(Loss)(2)	5.87%	1.37%	1.43%	1.20%	1.63%	1.17%
Portfolio Turnover Rate	9%	50%	49%	9%	12%	35%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Ratios do not include indirect expenses of the underlying funds and/or investment companies in which the Fund invests.

See Notes to Financial Statements.

14	DECEMBER 31, 2021

Janus Henderson Global Allocation Fund - Growth

Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

Janus Henderson Global Allocation Fund - Growth (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Fund operates as a “fund of funds,” meaning substantially all of the Fund’s assets will be invested in other Janus Henderson funds (the “underlying funds”). The Trust offers 41 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks total return through a primary emphasis on growth of capital with a secondary emphasis on income. The Fund is classified as diversified, as defined in the 1940 Act. Janus Henderson Investors US LLC (formerly Janus Capital Management LLC) is the investment adviser (the “Adviser”) to the Fund.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares.

Shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with United States of America generally accepted accounting principles ("US GAAP")).

Class A Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class C Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, and bank trust platforms.

Class C Shares are closed to investments by new employer-sponsored retirement plans and existing employer-sponsored retirement plans are no longer able to make additional purchases or exchanges into Class C Shares.

The Funds currently implement an automatic conversion feature pursuant to which Class C Shares that have been held for eight years are automatically converted to Class A Shares without the imposition of any sales charge, fee or other charge. The conversion will generally occur no later than ten business days in the month following the month of the eighth anniversary of the date of purchase. Class C Shares purchased through the reinvestment of dividends and other distributions on Class C Shares will convert to Class A Shares at the same time as the original Class C Shares with respect to which they were purchased. For Class C Shares held in omnibus accounts on intermediary platforms, the Fund will rely on these intermediaries to implement this conversion feature. Your financial intermediary may have separate policies and procedures as to when and how Class C Shares may be converted to Class A Shares. Please contact your financial intermediary for additional information.

Effective July 6, 2020, Class D Shares are available to new investors, subject to any closed fund policies for a Fund, as applicable. Previously, Class D Shares were only available to investors who already had a direct account with the Janus Henderson funds; immediate family members or members of the same household of an eligible individual investor; and existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus Henderson funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments, who established Class I Share accounts before August 4, 2017.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with the Adviser or its affiliates to offer Class S Shares on their supermarket platforms.

Janus Investment Fund	15

Janus Henderson Global Allocation Fund - Growth

Notes to Financial Statements (unaudited)

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with the Adviser or its affiliates to offer Class T Shares on their supermarket platforms.

Underlying Funds

The Fund invests in a variety of underlying funds to pursue a target allocation of equity investments, fixed-income securities, and alternative investments and may also invest in money market instruments or cash/cash equivalents. The Fund has a target allocation, which is how the Fund's investments generally will be allocated among the major asset classes over the long term, as well as normal ranges, under normal market conditions, within which the Fund's asset class allocations generally will vary over short-term periods. The Fund's long-term expected average asset allocation is as follows: 75% to equity investments, 15% to fixed-income securities and money market instruments, and 10% to alternative investments. Additional details and descriptions of the investment objectives and strategies of each of the underlying funds are available in the Fund’s and underlying funds’ prospectuses available at janushenderson.com. The Trustees of the underlying funds may change the investment objectives or strategies of the underlying funds at any time without prior notice to the Fund’s shareholders.

The following accounting policies have been followed by the Fund and are in conformity with US GAAP.

Investment Valuation

The Fund’s net asset value (“NAV”) is calculated based upon the NAV of each of the underlying funds in which the Fund invests on the day of valuation. The NAV for each class of the underlying funds is computed by dividing the total value of securities and other assets allocated to the class, less liabilities allocated to that class, by the total number of shares outstanding for the class.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

The Fund classifies each of its investments in underlying funds as Level 1, without consideration as to the classification level of the specific investments held by the underlying funds. There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of December 31, 2021 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities held by the underlying funds will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income is recorded daily on the accrual basis and includes

16	DECEMBER 31, 2021

Janus Henderson Global Allocation Fund - Growth

Notes to Financial Statements (unaudited)

amortization of premiums and accretion of discounts. The Fund classifies gains and losses on prepayments received as an adjustment to interest income. Debt securities may be placed in non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivables when collection of all or a portion of interest has become doubtful. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Dividend distributions received from the underlying funds are recorded on the ex-dividend date. Upon receipt of the notification from an underlying fund, and subsequent to the ex-dividend date, a part or all of the dividend income originally recorded by the Fund may be reclassified as a tax return of capital by reducing the cost basis of the underlying fund and/or increasing the realized gain on sales of investments in the underlying fund.

Expenses

The Fund bears expenses incurred specifically on its behalf. Additionally, the Fund, as a shareholder in the underlying funds, will also indirectly bear its pro rata share of the expenses incurred by the underlying funds. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Dividends and Distributions

The Fund generally declares and distributes dividends of net investment income and realized capital gains (if any) annually. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or a Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Fund's equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The underlying funds may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the underlying funds distribute such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays the Adviser an investment advisory fee which is calculated daily and paid monthly. The Fund’s contractual investment advisory fee rate (expressed as an annual rate) is 0.05% of its average daily net assets.

Janus Investment Fund	17

Janus Henderson Global Allocation Fund - Growth

Notes to Financial Statements (unaudited)

The Adviser has contractually agreed to waive the investment advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s total annual fund operating expenses, including the investment advisory fee, but excluding any expenses of an underlying fund (acquired fund fees and expenses), the fees payable pursuant to a Rule 12b-1 plan, shareholder servicing fees, such as transfer agency fees (including out-of-pocket costs), administrative services fees and any networking/omnibus payable by any share class, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.14% of the Fund’s average daily net assets. The Adviser has agreed to continue the waivers for at least a one-year period commencing October 28, 2021. If applicable, amounts waived and/or reimbursed to the Fund by the Adviser are disclosed as “Excess Expense Reimbursement and Waivers” on the Statement of Operations.

Janus Henderson Services US LLC (formerly Janus Services LLC) (the “Transfer Agent”), a wholly-owned subsidiary of the Adviser, is the Fund’s and the underlying funds’ transfer agent. In addition, the Transfer Agent provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund. The Transfer Agent is not compensated for its services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to the Transfer Agent, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between the Transfer Agent and the Fund, the Transfer Agent may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. The Adviser and its affiliates benefit from an increase in assets that may result from such relationships. The Funds’ Trustees have set limits on fees that the Funds may incur with respect to administrative fees paid for omnibus or networked accounts. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Fund pays an annual administrative services fee based on the average daily net assets of Class D Shares for shareholder services provided by the Transfer Agent, as detailed below.

Average Daily Net Assets of Class D Shares of the Janus Henderson funds	Administrative Services Fee
Under $40 billion	0.12%
$40 billion – $49.9 billion	0.10%
Over $49.9 billion	0.08%

The Fund’s actual Class D administrative fee rate was 0.11% for the reporting period.

The Transfer Agent provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

The Transfer Agent receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class S Shares and Class T Shares for providing or procuring administrative services to investors in Class S Shares and Class T Shares of the Fund. The Transfer Agent expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. The Transfer Agent or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class S Shares and Class T Shares of the Fund. The Transfer Agent may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class S Shares and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or

18	DECEMBER 31, 2021

Janus Henderson Global Allocation Fund - Growth

Notes to Financial Statements (unaudited)

similar systems, or those processed on a manual basis with the Adviser. For all share classes, the Transfer Agent also seeks reimbursement for costs it incurs as transfer agent and for providing servicing.

The Transfer Agent is compensated for its services related to the Fund’s Class D Shares. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Henderson Distributors US LLC (formerly Janus Distributors LLC dba Janus Henderson Distributors) (the “Distributor”), a wholly-owned subsidiary of the Adviser, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets, and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to the Distributor for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution and shareholder servicing fees” in the Statement of Operations.

The Adviser serves as administrator to the Fund pursuant to an administration agreement, and is authorized to perform, or cause others to perform, the administration services necessary for the operation of the Fund. The Adviser does not receive compensation for serving as administrator and it bears the expenses related to operation of the Fund, such as, but not limited to fund accounting and tax services; shareholder servicing; and preparation of various documents filed with the SEC. The Fund bears costs related to any compensation, fees, or reimbursements paid to Trustees who are independent of the Adviser; fees and expenses of counsel to the Independent Trustees; fees and expenses of consultants to the Fund; custody fees; audit expenses; brokerage commissions and all other expenses in connection with execution of portfolio transactions; blue sky registration costs; interest; all federal, state and local taxes (including stamp, excise, income, and franchise taxes); expenses of shareholder meetings, including the preparation, printing, and distribution of proxy statements, notices, and reports to shareholders; expenses of printing and mailing to existing shareholders prospectuses, statements of additional information, shareholder reports, and other materials required to be mailed to shareholders by federal or state laws or regulations; transfer agency fees and expenses payable pursuant to a transfer agency agreement between the Trust and the Transfer Agent on behalf of the Fund; any litigation; and other extraordinary expenses. In addition, some expenses related to compensation payable to the Fund's Chief Compliance Officer and compliance staff are shared with the Fund. Total compensation of $192,161 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the period ended December 31, 2021. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of December 31, 2021 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Total distributable earnings (loss)” on the Statement of Assets and Liabilities. Deferred compensation expenses for the period ended December 31, 2021 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $204,400 were paid by the Trust to the Trustees under the Deferred Plan during the period ended December 31, 2021.

Janus Investment Fund	19

Janus Henderson Global Allocation Fund - Growth

Notes to Financial Statements (unaudited)

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended December 31, 2021 can be found in the “Schedules of Affiliated Investments” located in the Schedule of Investments.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Henderson Distributors and financial intermediaries. During the period ended December 31, 2021, Janus Henderson Distributors retained upfront sales charges of $1,995.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to Janus Henderson Distributors during the period ended December 31, 2021.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class C Shares during the period ended December 31, 2021.

3. Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from US GAAP. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers.

The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2021 are noted below. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 241,061,347	$ 33,846,885	$ (146,150)	$ 33,700,735

20	DECEMBER 31, 2021

Janus Henderson Global Allocation Fund - Growth

Notes to Financial Statements (unaudited)

4. Capital Share Transactions

	Period ended December 31, 2021		Year ended June 30, 2021
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	53,591	$ 887,862	121,575	$ 1,869,525
Reinvested dividends and distributions	62,381	892,045	12,689	191,983
Shares repurchased	(33,997)	(552,386)	(109,989)	(1,583,657)
Net Increase/(Decrease)	81,975	$ 1,227,521	24,275	$ 477,851
Class C Shares:
Shares sold	32,185	$ 522,022	15,517	$ 232,566
Reinvested dividends and distributions	40,471	566,187	12,021	178,396
Shares repurchased	(43,440)	(689,787)	(129,690)	(1,894,015)
Net Increase/(Decrease)	29,216	$ 398,422	(102,152)	$ (1,483,053)
Class D Shares:
Shares sold	235,180	$ 3,927,189	780,983	$12,174,251
Reinvested dividends and distributions	2,264,733	32,702,741	646,015	9,851,729
Shares repurchased	(577,667)	(9,630,177)	(1,776,998)	(26,749,382)
Net Increase/(Decrease)	1,922,246	$26,999,753	(350,000)	$ (4,723,402)
Class I Shares:
Shares sold	174,426	$ 2,918,391	253,162	$ 3,929,904
Reinvested dividends and distributions	161,707	2,333,434	37,936	578,152
Shares repurchased	(115,118)	(1,892,942)	(289,397)	(4,311,458)
Net Increase/(Decrease)	221,015	$ 3,358,883	1,701	$ 196,598
Class S Shares:
Shares sold	14,565	$ 239,118	13,068	$ 195,275
Reinvested dividends and distributions	16,190	230,063	3,615	54,399
Shares repurchased	(2,498)	(40,488)	(50,746)	(714,930)
Net Increase/(Decrease)	28,257	$ 428,693	(34,063)	$ (465,256)
Class T Shares:
Shares sold	157,213	$ 2,621,826	329,507	$ 5,025,825
Reinvested dividends and distributions	161,423	2,327,722	44,915	684,055
Shares repurchased	(167,131)	(2,766,178)	(414,145)	(6,318,897)
Net Increase/(Decrease)	151,505	$ 2,183,370	(39,723)	$ (609,017)

5. Purchases and Sales of Investment Securities

For the period ended December 31, 2021, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$41,058,057	$ 24,030,083	$ -	$ -

6. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to December 31, 2021 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

Janus Investment Fund	21

Janus Henderson Global Allocation Fund - Growth

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC as an exhibit to Form N-PORT within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to shareholders. The Fund’s Form N-PORT filings and annual and semiannual reports: (i) are available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free) (or 1-800-525-3713 if you hold Class D shares). Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag under Full Holdings for the Fund at janushenderson.com/info (or janushenderson.com/reports if you hold Class D Shares).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each portfolio of Janus Aspen Series (each, a “VIT Portfolio,” and collectively, the “VIT Portfolios”), as well as each fund of Janus Investment Fund (each, a “Fund,” and collectively, the “Funds” and together with the VIT Portfolios, the “Janus Henderson Funds,” and each, a “Janus Henderson Fund”). As required by law, the Trustees determine annually whether to continue the investment advisory agreement for each Janus Henderson Fund and the subadvisory agreement for each Janus Henderson Fund that utilizes a subadviser.

In connection with their most recent consideration of those agreements for each Janus Henderson Fund, the Trustees received and reviewed information provided by Janus Henderson Investors US LLC (formerly, Janus Capital Management LLC) (the “Adviser”) and the subadviser in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At meetings held on November 3-4, 2021 and December 7-8, 2021, the Trustees’ evaluated the information provided by the Adviser, the subadviser, and the independent fee consultant, as well as other information addressed during the year. Following such evaluation, the Trustees determined that the overall arrangements between each Janus Henderson Fund and the Adviser and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by the Adviser, its affiliates and the subadviser, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment and unanimously approved the continuation of the investment advisory agreement for each Janus Henderson Fund and the subadvisory agreement for each subadvised Janus Henderson Fund, for the period from February 1, 2022 through February 1, 2023, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and, for the purpose of peer comparisons any administration fees (excluding out of pocket costs), net of any waivers, paid by a fund as a percentage of average net assets.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by the Adviser and the subadviser to the Janus Henderson Funds, taking into account the investment objective, strategies and policies of each Janus Henderson

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Additional Information (unaudited)

Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Janus Henderson Funds. In addition, the Trustees reviewed the resources and key personnel of the Adviser and the subadviser, particularly noting those employees who provide investment and risk management services to the Janus Henderson Funds. The Trustees also considered other services provided to the Janus Henderson Funds by the Adviser or the subadviser, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered the Adviser’s role as administrator to the Janus Henderson Funds, noting that the Adviser generally does not receive a fee for its services as administrator, but is reimbursed for its out-of-pocket costs. The Trustees considered the role of the Adviser in monitoring adherence to the Janus Henderson Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Janus Henderson Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that the Adviser provides a number of different services for the Janus Henderson Funds and fund shareholders, ranging from investment management services to various other servicing functions, and that, in its view, the Adviser is a capable provider of those services. The independent fee consultant also provided its belief that the Adviser has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by the Adviser and the subadviser to each Janus Henderson Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Janus Henderson Funds whose performance lagged that of their peers for certain periods, the Janus Henderson Funds were likely to benefit from the continued provision of those services. They also concluded that the Adviser and the subadviser had sufficient personnel, with the appropriate education and experience, to serve the Janus Henderson Funds effectively and each had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Janus Henderson Fund over various time periods. They noted that they considered Janus Henderson Fund performance data throughout the year, including periodic meetings with each Janus Henderson Fund’s portfolio manager(s), and also reviewed information comparing each Janus Henderson Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Janus Henderson Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Janus Henderson Funds’ performance has been reasonable: for the 36 months ended September 30, 2021, approximately 55% of the Janus Henderson Funds were in the top two quartiles of performance versus Broadridge peers, and for the 12 months ended September 30, 2021, approximately 45% of the Janus Henderson Funds were in the top two quartiles of performance versus Broadridge peers.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance and that the performance trend was improving

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Additional Information (unaudited)

Fixed-Income Funds

• For Janus Henderson Absolute Return Income Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Developed World Bond Fund, the Trustees noted the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Global Bond Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson High-Yield Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2021 and the second Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Short Duration Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2021 and the second Broadridge quartile for the 12 months ended May 31, 2021.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2021 and the second Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson European Focus Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the

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Additional Information (unaudited)

Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Global Select Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Global Technology and Innovation Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson International Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s performance was in bottom Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Forty Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021.

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Additional Information (unaudited)

• For Janus Henderson Growth and Income Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, and the steps the Adviser had taken or was taking to improve performance.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser and subadviser had taken or were taking to improve performance.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser and subadviser had taken or were taking to improve performance.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser and subadviser had taken or were taking to improve performance.

U.S. Equity Funds

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Small-Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps the Adviser had taken or was taking to improve performance.

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Additional Information (unaudited)

In consideration of each Janus Henderson Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Janus Henderson Fund’s performance warranted continuation of such Janus Henderson Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Janus Henderson Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management fees (investment advisory fees and any administration fees but excluding out-of-pocket costs) for many of the Janus Henderson Funds, after applicable waivers, was below the average management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by the Adviser out of its management fees collected from such Janus Henderson Fund.

The independent fee consultant provided its belief that the management fees charged by the Adviser to each of the Janus Henderson Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by the Adviser. The independent fee consultant found: (1) the total expenses and management fees of the Janus Henderson Funds to be reasonable relative to other comparable mutual funds; (2) the total expenses, on average, were 8% under the average total expenses of the respective Broadridge Expense Group peers; and (3) and the management fees for the Janus Henderson Funds, on average, were 6% under the average management fees for the respective Broadridge Expense Group. The Trustees also considered the total expenses for each share class of each Janus Henderson Fund compared to the average total expenses for its Broadridge Expense Group and to average total expenses for its Broadridge Expense Universe.

For certain Janus Henderson Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses which assessed fund fees in the context of fund performance being delivered. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Janus Henderson Funds was reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and/or expense waivers on such Janus Henderson Funds.

The Trustees considered the methodology used by the Adviser and subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by the Adviser and subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by the Adviser or subadviser (for which the Adviser or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Janus Henderson Funds having a similar strategy, the Trustees considered that the Adviser noted that, under the terms of the management agreements with the Janus Henderson Funds, the Adviser performs significant additional services for the Janus Henderson Funds that it does not provide to those other clients, including administration services, oversight of the Janus Henderson Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Janus Henderson Funds, the Adviser assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, the Trustees noted that the independent fee consultant found that: (1) the management fees the Adviser charges to the Janus Henderson Funds are reasonable in relation to the management fees the Adviser charges to funds subadvised by the Adviser and to the fees the Adviser charges to its institutional separate account clients; (2) these subadvised and institutional separate accounts have different service and infrastructure needs and operate in markets very distinct relative to retail funds; (3) Janus Henderson mutual fund investors enjoy reasonable fees relative to the fees charged to Janus Henderson subadvised fund and separate account investors; and (4) as part of its 2020 review, 9 of 10 Janus Henderson Funds have lower management fees than similar funds subadvised by the Adviser.

The Trustees considered the fees for each Janus Henderson Fund for its fiscal year ended in 2020, including the VIT Portfolios, and noted the following with regard to each VIT Portfolio’s total expenses, net of applicable fee waivers (the VIT Portfolio’s “total expenses”):

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Additional Information (unaudited)

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

Fixed-Income Funds

• For Janus Henderson Absolute Return Income Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Developed World Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short Duration Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson European Focus Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

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Additional Information (unaudited)

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Global Real Estate Fund, the Trustees noted, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Sustainable Equity Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Global Technology and Innovation Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson International Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Overseas Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has voluntarily agreed to limit the Fund’s expenses to assist the Fund in attempting to maintain a yield of at least 0.00%.

• For Janus Henderson Money Market Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has agreed to limit the Fund’s expenses to assist the Fund in attempting to maintain a yield of at least 0.00%.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that, that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that, that the Fund’s total expenses were below the peer group average for all share classes.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser had contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted

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Additional Information (unaudited)

that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Research Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

U.S. Equity Funds

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Small-Mid Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

The Trustees reviewed information on the overall profitability to the Adviser and its affiliates from their relationships with the Janus Henderson Funds, and considered profitability data of other publicly traded mutual fund advisers. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by

30	DECEMBER 31, 2021

Janus Henderson Global Allocation Fund - Growth

Additional Information (unaudited)

numerous factors, including the organizational structure of the particular fund manager, differences in complex size, difference in product mix, difference in types of business (mutual fund, institutional and other), differences in the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses and the fund manager’s capital structure and cost of capital.

Additionally, the Trustees considered the estimated profitability to the Adviser from the investment management services it provided to each Janus Henderson Fund. In their review, the Trustees considered whether the Adviser and subadviser receive adequate incentives and resources to manage the Janus Henderson Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Janus Henderson Fund is necessarily a product of the allocation methodology utilized by the Adviser to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant found that (1) the expense allocation methodology and rationales utilized by the Adviser were reasonable and (2) no clear correlation exists between expense allocations and operating margins. The Trustees also considered that the estimated profitability for an individual Janus Henderson Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Janus Henderson Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that the Adviser’s estimated profitability with respect to each Janus Henderson Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Janus Henderson Funds was not a material factor in the Board’s approval of the reasonableness of any Janus Henderson Fund’s investment management fees.

The Trustees concluded that the management fees payable by each Janus Henderson Fund to the Adviser and its affiliates, as well as the fees paid by the Adviser to the subadviser of subadvised Janus Henderson Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees the Adviser and the subadviser charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Janus Henderson Funds. The Trustees also concluded that each Janus Henderson Fund’s total expenses were reasonable, taking into account the size of the Janus Henderson Fund, the quality of services provided by the Adviser and subadviser, the investment performance of the Janus Henderson Fund, and any expense limitations agreed to or provided by the Adviser.

Economies of Scale

The Trustees considered information about the potential for the Adviser to realize economies of scale as the assets of the Janus Henderson Funds increase. They noted that their independent fee consultant published a report to the Trustees in November 2019 which provided its research and analysis into economies of scale. They also noted that, although many Janus Henderson Funds pay advisory fees at a fixed base rate as a percentage of net assets, without any breakpoints or performance fees, their independent fee consultant concluded that 75% of these Janus Henderson Funds’ have contractual management fees (gross of waivers) below their Broadridge Expense Group averages. The Trustees also noted the following: (1) that for those Janus Henderson Funds whose expenses are being reduced by the contractual expense limitations of the Adviser, the Adviser is subsidizing certain of these Janus Henderson Funds because they have not reached adequate scale; (2) performance fee structures have been implemented for various Janus Henderson Funds that have caused the effective rate of advisory fees payable by such Janus Henderson Fund to vary depending on the investment performance of the Janus Henderson Fund relative to its benchmark index over the measurement period; and (3) a few Janus Henderson Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Janus Henderson Funds share directly in economies of scale through the significant investments made by the Adviser and its affiliates related to services provided to the Funds and the lower charges of third-party service providers that are based in part on the combined scale of all of the Janus Henderson Funds.

The Trustees also considered the independent fee consultant’s conclusion that, given the limitations of various analytical approaches to economies of scale and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus Henderson complex. In this regard, the independent consultant concluded that (1) to the extent there were economies of scale at the Adviser, the Adviser’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Janus Henderson Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Janus Henderson Funds, the Adviser appeared to be investing to increase the likelihood that these Janus

Janus Investment Fund	31

Janus Henderson Global Allocation Fund - Growth

Additional Information (unaudited)

Henderson Funds will grow to a level to achieve any economies of scale that may exist. Further, the independent fee consultant provided its belief that Janus Henderson Fund investors are well-served by the fee levels and performance fee structures in place on the Janus Henderson Funds in light of any economies of scale that may be present at the Adviser.

Based on all of the information reviewed, including the recent and past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Janus Henderson Fund was reasonable and that the current rates of fees do reflect a sharing between the Adviser and the Janus Henderson Fund of any economies of scale that may be present at the current asset level of the Janus Henderson Fund.

Other Benefits to the Adviser

The Trustees also considered benefits that accrue to the Adviser and its affiliates and subadviser to the Janus Henderson Funds from their relationships with the Janus Henderson Funds. They recognized that two affiliates of the Adviser separately serve the Janus Henderson Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided, and that such compensation contributes to the overall profitability of the Adviser and its affiliates that results from their relationship with the Janus Henderson Funds. The Trustees also considered the Adviser’s past and proposed use of commissions paid by the Janus Henderson Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Janus Henderson Fund and/or other clients of the Adviser and/or the Adviser, and/or subadviser to a Janus Henderson Fund. The Trustees concluded that the Adviser’s and the subadviser’s use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Janus Henderson Fund. The Trustees also concluded that, other than the services provided by the Adviser and its affiliates and subadviser pursuant to the agreements and the fees to be paid by each Janus Henderson Fund therefor, the Janus Henderson Funds and the Adviser and the subadviser may potentially benefit from their relationship with each other in other ways. They concluded that the Adviser and its affiliates share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of the Janus Henderson Funds and other clients serviced by the Adviser and its affiliates. They also concluded that the Adviser and the subadviser benefit from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Janus Henderson Funds and that the Janus Henderson Funds benefit from the Adviser’s and/or the subadviser’s receipt of those products and services as well as research products and services acquired through commissions paid by other clients of the Adviser and/or other clients of the subadviser. They further concluded that the success of any Janus Henderson Fund could attract other business to the Adviser, the subadviser or other Janus Henderson funds, and that the success of the Adviser and the subadviser could enhance the Adviser’s and the subadviser’s ability to serve the Janus Henderson Funds.

32	DECEMBER 31, 2021

Janus Henderson Global Allocation Fund - Growth

Useful Information About Your Fund Report (unaudited)

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of the Adviser and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Bloomberg and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Janus Investment Fund	33

Janus Henderson Global Allocation Fund - Growth

Useful Information About Your Fund Report (unaudited)

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the

34	DECEMBER 31, 2021

Janus Henderson Global Allocation Fund - Growth

Useful Information About Your Fund Report (unaudited)

portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

Janus Investment Fund	35

Janus Henderson Global Allocation Fund - Growth

Notes

NotesPage1

36	DECEMBER 31, 2021

Janus Henderson Global Allocation Fund - Growth

Notes

NotesPage2

Janus Investment Fund	37

This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson and Intech are trademarks of Janus Henderson Group plc or one of its subsidiaries. © Janus Henderson Group plc Janus Henderson Distributors US LLC
125-24-93021 03-22

SEMIANNUAL REPORT December 31, 2021

Janus Henderson Global Allocation Fund - Moderate

Janus Investment Fund

HIGHLIGHTS • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Henderson Global Allocation Fund - Moderate

FUND SNAPSHOT This fund of funds offers broad global diversification by utilizing the full spectrum of Janus Henderson investment expertise and solutions	Ashwin Alankar portfolio manager

Janus Henderson Global Allocation Fund - Moderate (unaudited)

Fund At A Glance

December 31, 2021

Holdings - (% of Net Assets)
Janus Henderson Global Bond Fund - Class N Shares	21.1%
Janus Henderson Multi-Sector Income Fund - Class N Shares	9.4
Janus Henderson Emerging Markets Fund - Class N Shares	7.1
Janus Henderson Enterprise Fund - Class N Shares	5.8
Janus Henderson Adaptive Global Allocation Fund - Class N Shares	5.3
Janus Henderson Triton Fund - Class N Shares	5.2
Janus Henderson Contrarian Fund - Class N Shares	5.1
Janus Henderson Forty Fund - Class N Shares	5.0
Janus Henderson U.S. Managed Volatility Fund - Class N Shares	4.6
Janus Henderson Small-Mid Cap Value Fund - Class N Shares	4.4
Janus Henderson Overseas Fund - Class N Shares	4.2
Janus Henderson Flexible Bond Fund - Class N Shares	3.9
Janus Henderson International Managed Volatility Fund - Class N Shares	3.3
Janus Henderson Global Real Estate Fund - Class N Shares	3.1
Janus Henderson Global Select Fund - Class N Shares	2.8
Janus Henderson Global Research Fund - Class N Shares	2.4
Janus Henderson Asia Equity Fund - Class N Shares	2.2
Janus Henderson Global Equity Income Fund - Class N Shares	2.2
Janus Henderson Short Duration Flexible Bond Fund - Class N Shares	1.9
Janus Henderson European Focus Fund - Class N Shares	1.0

Asset Allocation - (% of Net Assets)
Equity Funds	63.7%
Fixed Income Funds	36.3%
Other	(0.0)%
100.0%

Janus Investment Fund	1

Janus Henderson Global Allocation Fund - Moderate (unaudited)

Performance

See important disclosures on the next page.

Average Annual Total Return - for the periods ended December 31, 2021						Prospectus Expense Ratios
	Fiscal Year-to-Date	One Year	Five Year	Ten Year	Since Inception*	Total Annual Fund Operating Expenses‡	Net Annual Fund Operating Expenses‡
Class A Shares at NAV	0.37%	6.98%	8.82%	7.44%	6.61%	1.09%	1.09%
Class A Shares at MOP	-5.41%	0.84%	7.54%	6.81%	6.21%
Class C Shares at NAV	-0.05%	6.24%	8.07%	6.70%	5.85%	1.87%	1.87%
Class C Shares at CDSC	-0.94%	5.30%	8.07%	6.70%	5.85%
Class D Shares	0.46%	7.24%	9.04%	7.64%	6.80%	0.93%	0.91%
Class I Shares	0.47%	7.27%	9.08%	7.68%	6.84%	0.87%	0.87%
Class S Shares	0.24%	6.82%	8.63%	7.25%	6.39%	1.28%	1.28%
Class T Shares	0.37%	7.10%	8.95%	7.56%	6.74%	1.03%	1.03%
MSCI All Country World Index	5.55%	18.54%	14.40%	11.85%	7.87%
Global Moderate Allocation Index	2.73%	8.78%	10.11%	7.91%	6.39%
Morningstar Quartile - Class T Shares	-	4th	2nd	2nd	2nd
Morningstar Ranking - based on total returns for World Allocation Funds	-	351/435	132/401	150/324	57/203

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 (or 800.525.3713 if you hold shares directly with Janus Henderson) or visit janushenderson.com/performance (or janushenderson.com/allfunds if you hold shares directly with Janus Henderson).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

Net expense ratios reflect the expense waiver, if any, contractually agreed to for at least a one-year period commencing on October 28, 2021.

Performance may be affected by risks that include those associated with foreign and emerging markets, fixed income securities, high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs),

2	DECEMBER 31, 2021

Janus Henderson Global Allocation Fund - Moderate (unaudited)

Performance

Environmental, Social and Governance (ESG) factors, non-diversification, portfolio turnover, derivatives, short sales, initial public offerings (IPOs) and potential conflicts of interest. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

Performance of the Global Allocation Funds depends on that of the underlying funds. They are subject to the volatility of the financial markets. Because Janus Henderson Investors US LLC (formerly Janus Capital Management LLC) is the adviser to the Fund and to the underlying affiliated funds held within the Fund, it is subject to certain potential conflicts of interest.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class A Shares, Class C Shares, and Class S Shares commenced operations on July 6, 2009. Performance shown for each class for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, the initial share class (renamed Class T Shares effective February 16, 2010), calculated using the fees and expenses of each respective share class, without the effect of any fee and expense limitations or waivers.

Class D Shares commenced operations on February 16, 2010. Performance shown for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses in effect during the periods shown, net of any applicable fee and expense limitations or waivers.

Class I Shares commenced operations on July 6, 2009. Performance shown for periods prior to July 6, 2009, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses of Class J Shares, net of any applicable fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2021 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Fund Report.”

*The Fund’s inception date – December 30, 2005

‡ As stated in the prospectus. See Financial Highlights for actual expense ratios during the reporting period.

Janus Investment Fund	3

Janus Henderson Global Allocation Fund - Moderate (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (7/1/21)	Ending Account Value (12/31/21)	Expenses Paid During Period (7/1/21 - 12/31/21)†	Beginning Account Value (7/1/21)	Ending Account Value (12/31/21)	Expenses Paid During Period (7/1/21 - 12/31/21)†	Net Annualized Expense Ratio (7/1/21 - 12/31/21)††
Class A Shares	$1,000.00	$1,003.70	$2.12	$1,000.00	$1,023.09	$2.14	0.42%
Class C Shares	$1,000.00	$999.50	$6.25	$1,000.00	$1,018.95	$6.31	1.24%
Class D Shares	$1,000.00	$1,004.60	$1.26	$1,000.00	$1,023.95	$1.28	0.25%
Class I Shares	$1,000.00	$1,004.70	$1.11	$1,000.00	$1,024.10	$1.12	0.22%
Class S Shares	$1,000.00	$1,002.40	$3.13	$1,000.00	$1,022.08	$3.16	0.62%
Class T Shares	$1,000.00	$1,003.70	$1.72	$1,000.00	$1,023.49	$1.73	0.34%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

††	Ratios do not include indirect expenses of the underlying funds and/or investment companies in which the Fund invests.

4	DECEMBER 31, 2021

Janus Henderson Global Allocation Fund - Moderate

Schedule of Investments (unaudited)

December 31, 2021

Shares		Value
Investment Companies£– 100.0%
Equity Funds – 63.7%
Janus Henderson Adaptive Global Allocation Fund - Class N Shares	1,312,143	$13,711,459
Janus Henderson Asia Equity Fund - Class N Shares	460,412	5,759,536
Janus Henderson Contrarian Fund - Class N Shares	449,168	13,200,810
Janus Henderson Emerging Markets Fund - Class N Shares	1,627,653	18,392,057
Janus Henderson Enterprise Fund - Class N Shares	94,437	15,067,060
Janus Henderson European Focus Fund - Class N Shares	56,877	2,624,465
Janus Henderson Forty Fund - Class N Shares	228,510	13,052,305
Janus Henderson Global Equity Income Fund - Class N Shares	826,121	5,741,542
Janus Henderson Global Real Estate Fund - Class N Shares	533,759	8,129,124
Janus Henderson Global Research Fund - Class N Shares	60,939	6,241,306
Janus Henderson Global Select Fund - Class N Shares	403,721	7,214,324
Janus Henderson International Managed Volatility Fund - Class N Shares	1,011,829	8,640,768
Janus Henderson Overseas Fund - Class N Shares	246,265	10,816,227
Janus Henderson Small-Mid Cap Value Fund - Class N Shares	820,204	11,523,845
Janus Henderson Triton Fund - Class N Shares	393,687	13,636,751
Janus Henderson U.S. Managed Volatility Fund - Class N Shares	1,140,553	12,112,007
		165,863,586
Fixed Income Funds – 36.3%
Janus Henderson Flexible Bond Fund - Class N Shares	917,061	10,160,998
Janus Henderson Global Bond Fund - Class N Shares	5,675,825	54,940,967
Janus Henderson Multi-Sector Income Fund - Class N Shares	2,458,989	24,417,644
Janus Henderson Short Duration Flexible Bond Fund - Class N Shares	1,640,393	4,986,783
		94,506,392
Total Investments (total cost $233,828,409) – 100.0%		260,369,978
Liabilities, net of Cash, Receivables and Other Assets – (0)%		(85,642)
Net Assets – 100%		$260,284,336

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	5

Janus Henderson Global Allocation Fund - Moderate

Schedule of Investments (unaudited)

December 31, 2021

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income(1)	Realized Gain/(Loss)(1)	Capital Gain Distributions from Underlying Funds(1)	Change in Unrealized Appreciation/ Depreciation(1)	Value at 12/31/21
Investment Companies - 100.0%
Equity Funds - 63.7%
Janus Henderson Adaptive Global Allocation Fund - Class N Shares	$1,864,522	$34,598	$61,697	$(1,734,532)	$13,711,459
Janus Henderson Asia Equity Fund - Class N Shares	126,733	(34,120)	-	(760,471)	5,759,536
Janus Henderson Contrarian Fund - Class N Shares	324,495	564,761	848,607	(1,428,503)	13,200,810
Janus Henderson Emerging Markets Fund - Class N Shares	562,535	(43,965)	-	(2,768,882)	18,392,057
Janus Henderson Enterprise Fund - Class N Shares	160,739	356,834	1,895,522	(1,415,133)	15,067,060
Janus Henderson European Focus Fund - Class N Shares	10,576	129,778	-	10,759	2,624,465
Janus Henderson Forty Fund - Class N Shares	69,592	713,956	1,033,915	(861,653)	13,052,305
Janus Henderson Global Equity Income Fund - Class N Shares	176,808	(21,336)	-	118,269	5,741,542
Janus Henderson Global Real Estate Fund - Class N Shares	212,001	121,353	204,886	46,723	8,129,124
Janus Henderson Global Research Fund - Class N Shares	76,924	787,223	581,080	(1,138,200)	6,241,306
Janus Henderson Global Select Fund - Class N Shares	110,470	212,698	725,898	(910,378)	7,214,324
Janus Henderson International Managed Volatility Fund - Class N Shares	411,512	6,949	643,288	(844,161)	8,640,768
Janus Henderson Overseas Fund - Class N Shares	126,424	277,637	-	(331,213)	10,816,227
Janus Henderson Small-Mid Cap Value Fund - Class N Shares	79,828	(15,184)	271,837	(10,168)	11,523,845
Janus Henderson Triton Fund - Class N Shares	270,203	586,124	1,987,953	(2,688,613)	13,636,751
Janus Henderson U.S. Managed Volatility Fund - Class N Shares	1,530,142	351,257	1,278,952	(2,091,487)	12,112,007
Total Equity Funds	$6,113,504	$4,028,563	$9,533,635	$(16,807,643)	$165,863,586
Fixed Income Funds - 36.3%
Janus Henderson Flexible Bond Fund - Class N Shares	99,725	(4,826)	-	(70,883)	10,160,998
Janus Henderson Global Bond Fund - Class N Shares	832,789	(147,025)	161,878	(2,064,610)	54,940,967
Janus Henderson Multi-Sector Income Fund - Class N Shares	505,237	(6,247)	43,544	(469,634)	24,417,644
Janus Henderson Short Duration Flexible Bond Fund - Class N Shares	30,574	(1,056)	-	(48,662)	4,986,783
Total Fixed Income Funds	$1,468,325	$(159,154)	$205,422	$(2,653,789)	$94,506,392
Total Affiliated Investments - 100.0%	$7,581,829	$3,869,409	$9,739,057	$(19,461,432)	$260,369,978

(1) For securities that were affiliated for a portion of the period ended December 31, 2021, this column reflects amounts for the entire period ended December 31, 2021 and not just the period in which the security was affiliated.

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

6	DECEMBER 31, 2021

Janus Henderson Global Allocation Fund - Moderate

Schedule of Investments (unaudited)

December 31, 2021

	Value at 6/30/21	Purchases	Sales Proceeds	Value at 12/31/21
Investment Companies - 100.0%
Equity Funds - 63.7%
Janus Henderson Adaptive Global Allocation Fund - Class N Shares	13,349,800	2,684,917	(623,324)	13,711,459
Janus Henderson Asia Equity Fund - Class N Shares	5,960,424	850,892	(257,189)	5,759,536
Janus Henderson Contrarian Fund - Class N Shares	14,125,732	1,915,535	(1,976,715)	13,200,810
Janus Henderson Emerging Markets Fund - Class N Shares	19,450,827	2,586,435	(832,358)	18,392,057
Janus Henderson Enterprise Fund - Class N Shares	15,630,870	2,882,598	(2,388,109)	15,067,060
Janus Henderson European Focus Fund - Class N Shares	2,918,164	160,881	(595,117)	2,624,465
Janus Henderson Forty Fund - Class N Shares	14,068,916	1,841,050	(2,709,964)	13,052,305
Janus Henderson Global Equity Income Fund - Class N Shares	6,524,368	500,248	(1,380,007)	5,741,542
Janus Henderson Global Real Estate Fund - Class N Shares	8,192,442	866,004	(1,097,398)	8,129,124
Janus Henderson Global Research Fund - Class N Shares	7,362,080	1,015,247	(1,785,044)	6,241,306
Janus Henderson Global Select Fund - Class N Shares	7,805,251	1,240,943	(1,134,190)	7,214,324
Janus Henderson International Managed Volatility Fund - Class N Shares	7,803,661	2,048,814	(374,495)	8,640,768
Janus Henderson Overseas Fund - Class N Shares	11,321,456	732,022	(1,183,675)	10,816,227
Janus Henderson Small-Mid Cap Value Fund - Class N Shares	11,233,448	973,483	(657,732)	11,523,845
Janus Henderson Triton Fund - Class N Shares	15,476,296	3,029,621	(2,766,677)	13,636,751
Janus Henderson U.S. Managed Volatility Fund - Class N Shares	12,033,925	3,468,224	(1,649,912)	12,112,007
Fixed Income Funds - 36.3%
Janus Henderson Flexible Bond Fund - Class N Shares	9,145,654	1,537,384	(446,331)	10,160,998
Janus Henderson Global Bond Fund - Class N Shares	51,305,436	8,287,735	(2,440,569)	54,940,967
Janus Henderson Multi-Sector Income Fund - Class N Shares	21,973,931	3,991,082	(1,071,488)	24,417,644
Janus Henderson Short Duration Flexible Bond Fund - Class N Shares	-	5,246,219	(209,718)	4,986,783

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	7

Janus Henderson Global Allocation Fund - Moderate

Notes to Schedule of Investments and Other Information (unaudited)

Bloomberg Global Aggregate Bond Index	Bloomberg Global Aggregate Bond Index is a broad-based measure of the global investment grade fixed-rate debt markets.
Global Moderate Allocation Index

Global Moderate Allocation Index is an internally-calculated, hypothetical combination of total returns from the MSCI All Country World IndexSM (60%) and the Bloomberg Global Aggregate Bond Index (40%).

MSCI All Country World IndexSM	MSCI All Country World IndexSM reflects the equity market performance of global developed and emerging markets.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of December 31, 2021. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments In Securities:
Investment Companies
Equity Funds	$165,863,586	$-	$-
Fixed Income Funds	94,506,392	-	-
Total Assets	$260,369,978	$-	$-

8	DECEMBER 31, 2021

Janus Henderson Global Allocation Fund - Moderate

Statement of Assets and Liabilities (unaudited)

December 31, 2021

Assets:
Affiliated investments, at value (cost $233,828,409)	$260,369,978
Non-interested Trustees' deferred compensation	6,792
Receivables:
Dividends	852,559
Fund shares sold	130,497
Investments sold	57,504
Other assets	2,259
Total Assets	261,419,589
Liabilities:
Payables:	—
Investments purchased	852,549
Fund shares repurchased	149,218
Transfer agent fees and expenses	32,939
Professional fees	27,392
Advisory fees	10,682
Non-interested Trustees' deferred compensation fees	6,792
12b-1 Distribution and shareholder servicing fees	5,707
Custodian fees	2,542
Non-interested Trustees' fees and expenses	115
Accrued expenses and other payables	47,317
Total Liabilities	1,135,253
Net Assets	$260,284,336
Net Assets Consist of:
Capital (par value and paid-in surplus)	$225,929,377
Total distributable earnings (loss)	34,354,959
Total Net Assets	$260,284,336
Net Assets - Class A Shares	$14,411,499
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,092,263
Net Asset Value Per Share(1)	$13.19
Maximum Offering Price Per Share(2)	$13.99
Net Assets - Class C Shares	$2,394,837
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	183,482
Net Asset Value Per Share(1)	$13.05
Net Assets - Class D Shares	$209,302,993
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	15,740,131
Net Asset Value Per Share	$13.30
Net Assets - Class I Shares	$16,347,775
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,231,928
Net Asset Value Per Share	$13.27
Net Assets - Class S Shares	$1,428,759
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	109,213
Net Asset Value Per Share	$13.08
Net Assets - Class T Shares	$16,398,473
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,237,213
Net Asset Value Per Share	$13.25

(1) Redemption price per share may be reduced for any applicable contingent deferred sales charge. (2) Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

Janus Investment Fund	9

Janus Henderson Global Allocation Fund - Moderate

Statement of Operations (unaudited)

For the period ended December 31, 2021

Investment Income:
Dividends from affiliates	$7,581,829
Total Investment Income	7,581,829
Expenses:
Advisory fees	66,588
12b-1 Distribution and shareholder servicing fees:
Class A Shares	18,137
Class C Shares	13,759
Class S Shares	1,790
Transfer agent administrative fees and expenses:
Class D Shares	118,479
Class S Shares	1,790
Class T Shares	21,248
Transfer agent networking and omnibus fees:
Class A Shares	3,603
Class C Shares	1,292
Class I Shares	7,799
Other transfer agent fees and expenses:
Class A Shares	405
Class C Shares	67
Class D Shares	16,565
Class I Shares	339
Class S Shares	19
Class T Shares	146
Registration fees	50,643
Professional fees	18,081
Shareholder reports expense	12,844
Custodian fees	5,020
Non-interested Trustees’ fees and expenses	2,279
Other expenses	7,772
Total Expenses	368,665
Less: Excess Expense Reimbursement and Waivers	(7,762)
Net Expenses	360,903
Net Investment Income/(Loss)	7,220,926
Net Realized Gain/(Loss) on Investments:
Investments in affiliates	3,869,409
Capital gain distributions from underlying funds	9,739,057
Total Net Realized Gain/(Loss) on Investments	13,608,466
Change in Unrealized Net Appreciation/Depreciation:
Investments in affiliates	(19,461,432)
Total Change in Unrealized Net Appreciation/Depreciation	(19,461,432)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$1,367,960

See Notes to Financial Statements.

10	DECEMBER 31, 2021

Janus Henderson Global Allocation Fund - Moderate

Statements of Changes in Net Assets

	Period ended December 31, 2021 (unaudited)	Year ended June 30, 2021

Operations:
Net investment income/(loss)	$7,220,926	$4,234,832
Net realized gain/(loss) on investments	13,608,466	21,577,455
Change in unrealized net appreciation/depreciation	(19,461,432)	28,175,935
Net Increase/(Decrease) in Net Assets Resulting from Operations	1,367,960	53,988,222
Dividends and Distributions to Shareholders:
Class A Shares	(1,713,006)	(436,945)
Class C Shares	(264,396)	(145,569)
Class D Shares	(24,712,793)	(8,667,975)
Class I Shares	(1,956,536)	(232,730)
Class S Shares	(165,949)	(57,459)
Class T Shares	(1,949,321)	(667,809)
Net Decrease from Dividends and Distributions to Shareholders	(30,762,001)	(10,208,487)
Capital Share Transactions:
Class A Shares	2,037,168	3,904,630
Class C Shares	(195,925)	(2,269,728)
Class D Shares	19,110,444	(1,367,160)
Class I Shares	11,533,136	1,161,673
Class S Shares	204,102	(118,615)
Class T Shares	1,408,609	(36,714)
Net Increase/(Decrease) from Capital Share Transactions	34,097,534	1,274,086
Net Increase/(Decrease) in Net Assets	4,703,493	45,053,821
Net Assets:
Beginning of period	255,580,843	210,527,022
End of period	$260,284,336	$255,580,843

See Notes to Financial Statements.

Janus Investment Fund	11

Janus Henderson Global Allocation Fund - Moderate

Financial Highlights

Class A Shares
For a share outstanding during the period ended December 31, 2021 (unaudited) and the year ended June 30	2021	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$14.88	$12.29	$12.90	$13.07	$13.14	$12.20
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.41	0.22	0.16	0.09	0.18	0.12
Net realized and unrealized gain/(loss)	(0.35)	2.98	(0.06)	0.28	0.67	1.01
Total from Investment Operations	0.06	3.20	0.10	0.37	0.85	1.13
Less Dividends and Distributions:
Dividends (from net investment income)	(0.44)	(0.22)	(0.14)	(0.10)	(0.21)	(0.11)
Distributions (from capital gains)	(1.31)	(0.39)	(0.57)	(0.44)	(0.71)	(0.08)
Total Dividends and Distributions	(1.75)	(0.61)	(0.71)	(0.54)	(0.92)	(0.19)
Net Asset Value, End of Period	$13.19	$14.88	$12.29	$12.90	$13.07	$13.14
Total Return*	0.44%	26.39%	0.60%	3.32%	6.53%	9.47%
Net Assets, End of Period (in thousands)	$14,411	$14,023	$8,165	$9,529	$10,021	$10,563
Average Net Assets for the Period (in thousands)	$14,252	$11,150	$9,063	$9,899	$10,557	$12,118
Ratios to Average Net Assets**:
Ratio of Gross Expenses(2)	0.42%	0.43%	0.41%	0.45%	0.46%	0.44%
Ratio of Net Expenses (After Waivers and Expense Offsets)(2)	0.42%	0.43%	0.41%	0.45%	0.46%	0.44%
Ratio of Net Investment Income/(Loss)(2)	5.44%	1.56%	1.29%	0.68%	1.34%	0.93%
Portfolio Turnover Rate	10%	41%	51%	6%	14%	32%

Class C Shares
For a share outstanding during the period ended December 31, 2021 (unaudited) and the year ended June 30	2021	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$14.66	$12.11	$12.70	$12.86	$12.95	$12.02
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.30	0.16	0.06	0.01	0.10	0.03
Net realized and unrealized gain/(loss)	(0.29)	2.88	(0.05)	0.27	0.64	1.01
Total from Investment Operations	0.01	3.04	0.01	0.28	0.74	1.04
Less Dividends and Distributions:
Dividends (from net investment income)	(0.31)	(0.10)	(0.03)	—(3)	(0.12)	(0.03)
Distributions (from capital gains)	(1.31)	(0.39)	(0.57)	(0.44)	(0.71)	(0.08)
Total Dividends and Distributions	(1.62)	(0.49)	(0.60)	(0.44)	(0.83)	(0.11)
Net Asset Value, End of Period	$13.05	$14.66	$12.11	$12.70	$12.86	$12.95
Total Return*	0.08%	25.39%	(0.06)%	2.57%	5.74%	8.77%
Net Assets, End of Period (in thousands)	$2,395	$2,854	$4,381	$6,211	$7,341	$8,036
Average Net Assets for the Period (in thousands)	$2,674	$3,487	$5,235	$6,648	$8,036	$8,504
Ratios to Average Net Assets**:
Ratio of Gross Expenses(2)	1.24%	1.12%	1.18%	1.14%	1.13%	1.10%
Ratio of Net Expenses (After Waivers and Expense Offsets)(2)	1.24%	1.11%	1.18%	1.14%	1.13%	1.10%
Ratio of Net Investment Income/(Loss)(2)	4.09%	1.17%	0.45%	0.08%	0.73%	0.25%
Portfolio Turnover Rate	10%	41%	51%	6%	14%	32%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Ratios do not include indirect expenses of the underlying funds and/or investment companies in which the Fund invests.

(3) Less than $0.005 on a per share basis.

See Notes to Financial Statements.

12	DECEMBER 31, 2021

Janus Henderson Global Allocation Fund - Moderate

Financial Highlights

Class D Shares
For a share outstanding during the period ended December 31, 2021 (unaudited) and the year ended June 30	2021	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$14.99	$12.38	$12.98	$13.16	$13.22	$12.28
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.41	0.26	0.18	0.11	0.21	0.14
Net realized and unrealized gain/(loss)	(0.33)	2.98	(0.05)	0.28	0.68	1.02
Total from Investment Operations	0.08	3.24	0.13	0.39	0.89	1.16
Less Dividends and Distributions:
Dividends (from net investment income)	(0.46)	(0.24)	(0.16)	(0.13)	(0.24)	(0.14)
Distributions (from capital gains)	(1.31)	(0.39)	(0.57)	(0.44)	(0.71)	(0.08)
Total Dividends and Distributions	(1.77)	(0.63)	(0.73)	(0.57)	(0.95)	(0.22)
Net Asset Value, End of Period	$13.30	$14.99	$12.38	$12.98	$13.16	$13.22
Total Return*	0.59%	26.53%	0.84%	3.44%	6.77%	9.67%
Net Assets, End of Period (in thousands)	$209,303	$213,724	$178,202	$196,873	$212,763	$212,552
Average Net Assets for the Period (in thousands)	$211,208	$197,314	$187,271	$199,360	$218,363	$214,793
Ratios to Average Net Assets**:
Ratio of Gross Expenses(2)	0.25%	0.27%	0.27%	0.29%	0.27%	0.26%
Ratio of Net Expenses (After Waivers and Expense Offsets)(2)	0.25%	0.25%	0.26%	0.26%	0.26%	0.26%
Ratio of Net Investment Income/(Loss)(2)	5.47%	1.84%	1.40%	0.88%	1.56%	1.09%
Portfolio Turnover Rate	10%	41%	51%	6%	14%	32%

Class I Shares
For a share outstanding during the period ended December 31, 2021 (unaudited) and the year ended June 30	2021	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$14.98	$12.37	$12.97	$13.15	$13.22	$12.28
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.44	0.25	0.19	0.11	0.20	0.15
Net realized and unrealized gain/(loss)	(0.36)	3.00	(0.05)	0.29	0.69	1.02
Total from Investment Operations	0.08	3.25	0.14	0.40	0.89	1.17
Less Dividends and Distributions:
Dividends (from net investment income)	(0.48)	(0.25)	(0.17)	(0.14)	(0.25)	(0.15)
Distributions (from capital gains)	(1.31)	(0.39)	(0.57)	(0.44)	(0.71)	(0.08)
Total Dividends and Distributions	(1.79)	(0.64)	(0.74)	(0.58)	(0.96)	(0.23)
Net Asset Value, End of Period	$13.27	$14.98	$12.37	$12.97	$13.15	$13.22
Total Return*	0.54%	26.62%	0.88%	3.53%	6.77%	9.73%
Net Assets, End of Period (in thousands)	$16,348	$6,744	$4,551	$5,533	$6,856	$4,457
Average Net Assets for the Period (in thousands)	$15,434	$5,660	$4,907	$5,905	$5,072	$4,244
Ratios to Average Net Assets**:
Ratio of Gross Expenses(2)	0.22%	0.21%	0.21%	0.22%	0.21%	0.21%
Ratio of Net Expenses (After Waivers and Expense Offsets)(2)	0.22%	0.21%	0.21%	0.22%	0.20%	0.21%
Ratio of Net Investment Income/(Loss)(2)	5.89%	1.81%	1.47%	0.85%	1.50%	1.19%
Portfolio Turnover Rate	10%	41%	51%	6%	14%	32%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Ratios do not include indirect expenses of the underlying funds and/or investment companies in which the Fund invests.

See Notes to Financial Statements.

13

Janus Henderson Global Allocation Fund - Moderate

Financial Highlights

Class S Shares
For a share outstanding during the period ended December 31, 2021 (unaudited) and the year ended June 30	2021	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$14.75	$12.19	$12.79	$12.97	$13.05	$12.12
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.39	0.21	0.15	0.06	0.16	0.09
Net realized and unrealized gain/(loss)	(0.34)	2.93	(0.07)	0.29	0.66	1.02
Total from Investment Operations	0.05	3.14	0.08	0.35	0.82	1.11
Less Dividends and Distributions:
Dividends (from net investment income)	(0.41)	(0.19)	(0.11)	(0.09)	(0.19)	(0.10)
Distributions (from capital gains)	(1.31)	(0.39)	(0.57)	(0.44)	(0.71)	(0.08)
Total Dividends and Distributions	(1.72)	(0.58)	(0.68)	(0.53)	(0.90)	(0.18)
Net Asset Value, End of Period	$13.08	$14.75	$12.19	$12.79	$12.97	$13.05
Total Return*	0.37%	26.03%	0.47%	3.14%	6.31%	9.30%
Net Assets, End of Period (in thousands)	$1,429	$1,385	$1,247	$2,217	$2,695	$2,821
Average Net Assets for the Period (in thousands)	$1,406	$1,358	$1,929	$2,482	$2,722	$2,702
Ratios to Average Net Assets**:
Ratio of Gross Expenses(2)	0.62%	0.62%	0.62%	0.60%	0.64%	0.61%
Ratio of Net Expenses (After Waivers and Expense Offsets)(2)	0.62%	0.62%	0.62%	0.60%	0.62%	0.60%
Ratio of Net Investment Income/(Loss)(2)	5.21%	1.51%	1.17%	0.51%	1.17%	0.72%
Portfolio Turnover Rate	10%	41%	51%	6%	14%	32%

Class T Shares
For a share outstanding during the period ended December 31, 2021 (unaudited) and the year ended June 30	2021	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$14.94	$12.34	$12.94	$13.12	$13.19	$12.25
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.41	0.24	0.16	0.10	0.21	0.13
Net realized and unrealized gain/(loss)	(0.34)	2.98	(0.04)	0.28	0.66	1.02
Total from Investment Operations	0.07	3.22	0.12	0.38	0.87	1.15
Less Dividends and Distributions:
Dividends (from net investment income)	(0.45)	(0.23)	(0.15)	(0.12)	(0.23)	(0.13)
Distributions (from capital gains)	(1.31)	(0.39)	(0.57)	(0.44)	(0.71)	(0.08)
Total Dividends and Distributions	(1.76)	(0.62)	(0.72)	(0.56)	(0.94)	(0.21)
Net Asset Value, End of Period	$13.25	$14.94	$12.34	$12.94	$13.12	$13.19
Total Return*	0.51%	26.43%	0.76%	3.38%	6.64%	9.60%
Net Assets, End of Period (in thousands)	$16,398	$16,849	$13,981	$16,966	$17,735	$18,793
Average Net Assets for the Period (in thousands)	$16,701	$15,516	$15,728	$17,106	$18,214	$19,231
Ratios to Average Net Assets**:
Ratio of Gross Expenses(2)	0.37%	0.37%	0.37%	0.38%	0.37%	0.36%
Ratio of Net Expenses (After Waivers and Expense Offsets)(2)	0.34%	0.32%	0.34%	0.34%	0.33%	0.32%
Ratio of Net Investment Income/(Loss)(2)	5.39%	1.76%	1.29%	0.79%	1.50%	1.03%
Portfolio Turnover Rate	10%	41%	51%	6%	14%	32%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Ratios do not include indirect expenses of the underlying funds and/or investment companies in which the Fund invests.

See Notes to Financial Statements.

14	DECEMBER 31, 2021

Janus Henderson Global Allocation Fund - Moderate

Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

Janus Henderson Global Allocation Fund - Moderate (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Fund operates as a “fund of funds,” meaning substantially all of the Fund’s assets will be invested in other Janus Henderson funds (the “underlying funds”). The Trust offers 41 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks total return through growth of capital and income. The Fund is classified as diversified, as defined in the 1940 Act. Janus Henderson Investors US LLC (formerly Janus Capital Management LLC) is the investment adviser (the “Adviser”) to the Fund.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares.

Shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with United States of America generally accepted accounting principles ("US GAAP")).

Class A Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class C Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, and bank trust platforms.

Class C Shares are closed to investments by new employer-sponsored retirement plans and existing employer-sponsored retirement plans are no longer able to make additional purchases or exchanges into Class C Shares.

The Funds currently implement an automatic conversion feature pursuant to which Class C Shares that have been held for eight years are automatically converted to Class A Shares without the imposition of any sales charge, fee or other charge. The conversion will generally occur no later than ten business days in the month following the month of the eighth anniversary of the date of purchase. Class C Shares purchased through the reinvestment of dividends and other distributions on Class C Shares will convert to Class A Shares at the same time as the original Class C Shares with respect to which they were purchased. For Class C Shares held in omnibus accounts on intermediary platforms, the Fund will rely on these intermediaries to implement this conversion feature. Your financial intermediary may have separate policies and procedures as to when and how Class C Shares may be converted to Class A Shares. Please contact your financial intermediary for additional information.

Effective July 6, 2020, Class D Shares are available to new investors, subject to any closed fund policies for a Fund, as applicable. Previously, Class D Shares were only available to investors who already had a direct account with the Janus Henderson funds; immediate family members or members of the same household of an eligible individual investor; and existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus Henderson funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments, who established Class I Share accounts before August 4, 2017.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with the Adviser or its affiliates to offer Class S Shares on their supermarket platforms.

Janus Investment Fund	15

Janus Henderson Global Allocation Fund - Moderate

Notes to Financial Statements (unaudited)

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with the Adviser or its affiliates to offer Class T Shares on their supermarket platforms.

Underlying Funds

The Fund invests in a variety of underlying funds to pursue a target allocation of equity investments, fixed-income securities, and alternative investments and may also invest in money market instruments or cash/cash equivalents. The Fund has a target allocation, which is how the Fund's investments generally will be allocated among the major asset classes over the long term, as well as normal ranges, under normal market conditions, within which the Fund's asset class allocations generally will vary over short-term periods. The Fund's long-term expected average asset allocation is as follows: 55% to equity investments, 35% to fixed-income securities and money market instruments, and 10% to alternative investments. Additional details and descriptions of the investment objectives and strategies of each of the underlying funds are available in the Fund’s and underlying funds’ prospectuses available at janushenderson.com. The Trustees of the underlying funds may change the investment objectives or strategies of the underlying funds at any time without prior notice to the Fund’s shareholders.

The following accounting policies have been followed by the Fund and are in conformity with US GAAP.

Investment Valuation

The Fund’s net asset value (“NAV”) is calculated based upon the NAV of each of the underlying funds in which the Fund invests on the day of valuation. The NAV for each class of the underlying funds is computed by dividing the total value of securities and other assets allocated to the class, less liabilities allocated to that class, by the total number of shares outstanding for the class.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

The Fund classifies each of its investments in underlying funds as Level 1, without consideration as to the classification level of the specific investments held by the underlying funds. There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of December 31, 2021 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities held by the underlying funds will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income is recorded daily on the accrual basis and includes

16	DECEMBER 31, 2021

Janus Henderson Global Allocation Fund - Moderate

Notes to Financial Statements (unaudited)

amortization of premiums and accretion of discounts. The Fund classifies gains and losses on prepayments received as an adjustment to interest income. Debt securities may be placed in non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivables when collection of all or a portion of interest has become doubtful. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Dividend distributions received from the underlying funds are recorded on the ex-dividend date. Upon receipt of the notification from an underlying fund, and subsequent to the ex-dividend date, a part or all of the dividend income originally recorded by the Fund may be reclassified as a tax return of capital by reducing the cost basis of the underlying fund and/or increasing the realized gain on sales of investments in the underlying fund.

Expenses

The Fund bears expenses incurred specifically on its behalf. Additionally, the Fund, as a shareholder in the underlying funds, will also indirectly bear its pro rata share of the expenses incurred by the underlying funds. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Dividends and Distributions

The Fund generally declares and distributes dividends of net investment income and realized capital gains (if any) annually. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or a Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Fund's equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The underlying funds may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the underlying funds distribute such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays the Adviser an investment advisory fee which is calculated daily and paid monthly. The Fund’s contractual investment advisory fee rate (expressed as an annual rate) is 0.05% of its average daily net assets.

Janus Investment Fund	17

Janus Henderson Global Allocation Fund - Moderate

Notes to Financial Statements (unaudited)

The Adviser has contractually agreed to waive the investment advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s total annual fund operating expenses, including the investment advisory fee, but excluding any expenses of an underlying fund (acquired fund fees and expenses), the fees payable pursuant to a Rule 12b-1 plan, shareholder servicing fees, such as transfer agency fees (including out-of-pocket costs), administrative services fees and any networking/omnibus payable by any share class, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.12% of the Fund’s average daily net assets. The Adviser has agreed to continue the waivers for at least a one-year period commencing October 28, 2021. If applicable, amounts waived and/or reimbursed to the Fund by the Adviser are disclosed as “Excess Expense Reimbursement and Waivers” on the Statement of Operations.

Janus Henderson Services US LLC (formerly Janus Services LLC) (the “Transfer Agent”), a wholly-owned subsidiary of the Adviser, is the Fund’s and the underlying funds’ transfer agent. In addition, the Transfer Agent provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund. The Transfer Agent is not compensated for its services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to the Transfer Agent, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between the Transfer Agent and the Fund, the Transfer Agent may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. The Adviser and its affiliates benefit from an increase in assets that may result from such relationships. The Funds’ Trustees have set limits on fees that the Funds may incur with respect to administrative fees paid for omnibus or networked accounts. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Fund pays an annual administrative services fee based on the average daily net assets of Class D Shares for shareholder services provided by the Transfer Agent, as detailed below.

Average Daily Net Assets of Class D Shares of the Janus Henderson funds	Administrative Services Fee
Under $40 billion	0.12%
$40 billion – $49.9 billion	0.10%
Over $49.9 billion	0.08%

The Fund’s actual Class D administrative fee rate was 0.11% for the reporting period.

The Transfer Agent provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

The Transfer Agent receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class S Shares and Class T Shares for providing or procuring administrative services to investors in Class S Shares and Class T Shares of the Fund. The Transfer Agent expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. The Transfer Agent or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class S Shares and Class T Shares of the Fund. The Transfer Agent may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class S Shares and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or

18	DECEMBER 31, 2021

Janus Henderson Global Allocation Fund - Moderate

Notes to Financial Statements (unaudited)

similar systems, or those processed on a manual basis with the Adviser. For all share classes, the Transfer Agent also seeks reimbursement for costs it incurs as transfer agent and for providing servicing.

The Transfer Agent is compensated for its services related to the Fund’s Class D Shares. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Henderson Distributors US LLC (formerly Janus Distributors LLC dba Janus Henderson Distributors) (the “Distributor”), a wholly-owned subsidiary of the Adviser, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets, and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to the Distributor for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution and shareholder servicing fees” in the Statement of Operations.

The Adviser serves as administrator to the Fund pursuant to an administration agreement, and is authorized to perform, or cause others to perform, the administration services necessary for the operation of the Fund. The Adviser does not receive compensation for serving as administrator and it bears the expenses related to operation of the Fund, such as, but not limited to fund accounting and tax services; shareholder servicing; and preparation of various documents filed with the SEC. The Fund bears costs related to any compensation, fees, or reimbursements paid to Trustees who are independent of the Adviser; fees and expenses of counsel to the Independent Trustees; fees and expenses of consultants to the Fund; custody fees; audit expenses; brokerage commissions and all other expenses in connection with execution of portfolio transactions; blue sky registration costs; interest; all federal, state and local taxes (including stamp, excise, income, and franchise taxes); expenses of shareholder meetings, including the preparation, printing, and distribution of proxy statements, notices, and reports to shareholders; expenses of printing and mailing to existing shareholders prospectuses, statements of additional information, shareholder reports, and other materials required to be mailed to shareholders by federal or state laws or regulations; transfer agency fees and expenses payable pursuant to a transfer agency agreement between the Trust and the Transfer Agent on behalf of the Fund; any litigation; and other extraordinary expenses. In addition, some expenses related to compensation payable to the Fund's Chief Compliance Officer and compliance staff are shared with the Fund. Total compensation of $192,161 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the period ended December 31, 2021. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of December 31, 2021 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Total distributable earnings (loss)” on the Statement of Assets and Liabilities. Deferred compensation expenses for the period ended December 31, 2021 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $204,400 were paid by the Trust to the Trustees under the Deferred Plan during the period ended December 31, 2021.

Janus Investment Fund	19

Janus Henderson Global Allocation Fund - Moderate

Notes to Financial Statements (unaudited)

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended December 31, 2021 can be found in the “Schedules of Affiliated Investments” located in the Schedule of Investments.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Henderson Distributors and financial intermediaries. During the period ended December 31, 2021, Janus Henderson Distributors retained upfront sales charges of $240.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to Janus Henderson Distributors during the period ended December 31, 2021.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the period ended December 31, 2021, redeeming shareholders of Class C Shares paid CDSCs of $19.

3. Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from US GAAP. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers.

The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2021 are noted below. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 235,823,952	$ 24,689,492	$ (143,466)	$ 24,546,026

20	DECEMBER 31, 2021

Janus Henderson Global Allocation Fund - Moderate

Notes to Financial Statements (unaudited)

4. Capital Share Transactions

	Period ended December 31, 2021		Year ended June 30, 2021
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	71,929	$ 1,060,603	353,204	$ 4,939,392
Reinvested dividends and distributions	125,347	1,652,075	29,437	410,641
Shares repurchased	(47,354)	(675,510)	(104,427)	(1,445,403)
Net Increase/(Decrease)	149,922	$ 2,037,168	278,214	$ 3,904,630
Class C Shares:
Shares sold	4,808	$ 67,307	56,448	$ 789,172
Reinvested dividends and distributions	20,276	264,396	10,556	145,569
Shares repurchased	(36,306)	(527,628)	(234,160)	(3,204,469)
Net Increase/(Decrease)	(11,222)	$ (195,925)	(167,156)	$ (2,269,728)
Class D Shares:
Shares sold	456,971	$ 6,835,663	945,778	$13,462,858
Reinvested dividends and distributions	1,838,940	24,439,514	610,595	8,572,754
Shares repurchased	(812,352)	(12,164,733)	(1,695,816)	(23,402,772)
Net Increase/(Decrease)	1,483,559	$19,110,444	(139,443)	$ (1,367,160)
Class I Shares:
Shares sold	840,105	$12,630,167	178,870	$ 2,515,837
Reinvested dividends and distributions	147,552	1,956,536	16,557	232,127
Shares repurchased	(206,084)	(3,053,567)	(113,089)	(1,586,291)
Net Increase/(Decrease)	781,573	$11,533,136	82,338	$ 1,161,673
Class S Shares:
Shares sold	2,822	$ 41,243	7,773	$ 107,378
Reinvested dividends and distributions	12,697	165,948	4,152	57,459
Shares repurchased	(208)	(3,089)	(20,374)	(283,452)
Net Increase/(Decrease)	15,311	$ 204,102	(8,449)	$ (118,615)
Class T Shares:
Shares sold	180,329	$ 2,692,693	331,271	$ 4,578,143
Reinvested dividends and distributions	145,734	1,929,521	47,250	661,501
Shares repurchased	(216,434)	(3,213,605)	(383,944)	(5,276,358)
Net Increase/(Decrease)	109,629	$ 1,408,609	(5,423)	$ (36,714)

5. Purchases and Sales of Investment Securities

For the period ended December 31, 2021, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$45,859,334	$ 25,579,961	$ -	$ -

6. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to December 31, 2021 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

Janus Investment Fund	21

Janus Henderson Global Allocation Fund - Moderate

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC as an exhibit to Form N-PORT within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to shareholders. The Fund’s Form N-PORT filings and annual and semiannual reports: (i) are available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free) (or 1-800-525-3713 if you hold Class D shares). Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag under Full Holdings for the Fund at janushenderson.com/info (or janushenderson.com/reports if you hold Class D Shares).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each portfolio of Janus Aspen Series (each, a “VIT Portfolio,” and collectively, the “VIT Portfolios”), as well as each fund of Janus Investment Fund (each, a “Fund,” and collectively, the “Funds” and together with the VIT Portfolios, the “Janus Henderson Funds,” and each, a “Janus Henderson Fund”). As required by law, the Trustees determine annually whether to continue the investment advisory agreement for each Janus Henderson Fund and the subadvisory agreement for each Janus Henderson Fund that utilizes a subadviser.

In connection with their most recent consideration of those agreements for each Janus Henderson Fund, the Trustees received and reviewed information provided by Janus Henderson Investors US LLC (formerly, Janus Capital Management LLC) (the “Adviser”) and the subadviser in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At meetings held on November 3-4, 2021 and December 7-8, 2021, the Trustees’ evaluated the information provided by the Adviser, the subadviser, and the independent fee consultant, as well as other information addressed during the year. Following such evaluation, the Trustees determined that the overall arrangements between each Janus Henderson Fund and the Adviser and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by the Adviser, its affiliates and the subadviser, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment and unanimously approved the continuation of the investment advisory agreement for each Janus Henderson Fund and the subadvisory agreement for each subadvised Janus Henderson Fund, for the period from February 1, 2022 through February 1, 2023, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and, for the purpose of peer comparisons any administration fees (excluding out of pocket costs), net of any waivers, paid by a fund as a percentage of average net assets.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by the Adviser and the subadviser to the Janus Henderson Funds, taking into account the investment objective, strategies and policies of each Janus Henderson

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Janus Henderson Global Allocation Fund - Moderate

Additional Information (unaudited)

Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Janus Henderson Funds. In addition, the Trustees reviewed the resources and key personnel of the Adviser and the subadviser, particularly noting those employees who provide investment and risk management services to the Janus Henderson Funds. The Trustees also considered other services provided to the Janus Henderson Funds by the Adviser or the subadviser, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered the Adviser’s role as administrator to the Janus Henderson Funds, noting that the Adviser generally does not receive a fee for its services as administrator, but is reimbursed for its out-of-pocket costs. The Trustees considered the role of the Adviser in monitoring adherence to the Janus Henderson Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Janus Henderson Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that the Adviser provides a number of different services for the Janus Henderson Funds and fund shareholders, ranging from investment management services to various other servicing functions, and that, in its view, the Adviser is a capable provider of those services. The independent fee consultant also provided its belief that the Adviser has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by the Adviser and the subadviser to each Janus Henderson Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Janus Henderson Funds whose performance lagged that of their peers for certain periods, the Janus Henderson Funds were likely to benefit from the continued provision of those services. They also concluded that the Adviser and the subadviser had sufficient personnel, with the appropriate education and experience, to serve the Janus Henderson Funds effectively and each had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Janus Henderson Fund over various time periods. They noted that they considered Janus Henderson Fund performance data throughout the year, including periodic meetings with each Janus Henderson Fund’s portfolio manager(s), and also reviewed information comparing each Janus Henderson Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Janus Henderson Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Janus Henderson Funds’ performance has been reasonable: for the 36 months ended September 30, 2021, approximately 55% of the Janus Henderson Funds were in the top two quartiles of performance versus Broadridge peers, and for the 12 months ended September 30, 2021, approximately 45% of the Janus Henderson Funds were in the top two quartiles of performance versus Broadridge peers.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance and that the performance trend was improving

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Janus Henderson Global Allocation Fund - Moderate

Additional Information (unaudited)

Fixed-Income Funds

• For Janus Henderson Absolute Return Income Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Developed World Bond Fund, the Trustees noted the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Global Bond Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson High-Yield Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2021 and the second Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Short Duration Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2021 and the second Broadridge quartile for the 12 months ended May 31, 2021.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2021 and the second Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson European Focus Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the

24	DECEMBER 31, 2021

Janus Henderson Global Allocation Fund - Moderate

Additional Information (unaudited)

Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Global Select Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Global Technology and Innovation Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson International Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s performance was in bottom Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Forty Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021.

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Janus Henderson Global Allocation Fund - Moderate

Additional Information (unaudited)

• For Janus Henderson Growth and Income Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, and the steps the Adviser had taken or was taking to improve performance.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser and subadviser had taken or were taking to improve performance.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser and subadviser had taken or were taking to improve performance.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser and subadviser had taken or were taking to improve performance.

U.S. Equity Funds

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Small-Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps the Adviser had taken or was taking to improve performance.

26	DECEMBER 31, 2021

Janus Henderson Global Allocation Fund - Moderate

Additional Information (unaudited)

In consideration of each Janus Henderson Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Janus Henderson Fund’s performance warranted continuation of such Janus Henderson Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Janus Henderson Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management fees (investment advisory fees and any administration fees but excluding out-of-pocket costs) for many of the Janus Henderson Funds, after applicable waivers, was below the average management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by the Adviser out of its management fees collected from such Janus Henderson Fund.

The independent fee consultant provided its belief that the management fees charged by the Adviser to each of the Janus Henderson Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by the Adviser. The independent fee consultant found: (1) the total expenses and management fees of the Janus Henderson Funds to be reasonable relative to other comparable mutual funds; (2) the total expenses, on average, were 8% under the average total expenses of the respective Broadridge Expense Group peers; and (3) and the management fees for the Janus Henderson Funds, on average, were 6% under the average management fees for the respective Broadridge Expense Group. The Trustees also considered the total expenses for each share class of each Janus Henderson Fund compared to the average total expenses for its Broadridge Expense Group and to average total expenses for its Broadridge Expense Universe.

For certain Janus Henderson Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses which assessed fund fees in the context of fund performance being delivered. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Janus Henderson Funds was reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and/or expense waivers on such Janus Henderson Funds.

The Trustees considered the methodology used by the Adviser and subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by the Adviser and subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by the Adviser or subadviser (for which the Adviser or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Janus Henderson Funds having a similar strategy, the Trustees considered that the Adviser noted that, under the terms of the management agreements with the Janus Henderson Funds, the Adviser performs significant additional services for the Janus Henderson Funds that it does not provide to those other clients, including administration services, oversight of the Janus Henderson Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Janus Henderson Funds, the Adviser assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, the Trustees noted that the independent fee consultant found that: (1) the management fees the Adviser charges to the Janus Henderson Funds are reasonable in relation to the management fees the Adviser charges to funds subadvised by the Adviser and to the fees the Adviser charges to its institutional separate account clients; (2) these subadvised and institutional separate accounts have different service and infrastructure needs and operate in markets very distinct relative to retail funds; (3) Janus Henderson mutual fund investors enjoy reasonable fees relative to the fees charged to Janus Henderson subadvised fund and separate account investors; and (4) as part of its 2020 review, 9 of 10 Janus Henderson Funds have lower management fees than similar funds subadvised by the Adviser.

The Trustees considered the fees for each Janus Henderson Fund for its fiscal year ended in 2020, including the VIT Portfolios, and noted the following with regard to each VIT Portfolio’s total expenses, net of applicable fee waivers (the VIT Portfolio’s “total expenses”):

Janus Investment Fund	27

Janus Henderson Global Allocation Fund - Moderate

Additional Information (unaudited)

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

Fixed-Income Funds

• For Janus Henderson Absolute Return Income Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Developed World Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short Duration Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson European Focus Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

28	DECEMBER 31, 2021

Janus Henderson Global Allocation Fund - Moderate

Additional Information (unaudited)

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Global Real Estate Fund, the Trustees noted, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Sustainable Equity Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Global Technology and Innovation Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson International Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Overseas Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has voluntarily agreed to limit the Fund’s expenses to assist the Fund in attempting to maintain a yield of at least 0.00%.

• For Janus Henderson Money Market Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has agreed to limit the Fund’s expenses to assist the Fund in attempting to maintain a yield of at least 0.00%.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that, that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that, that the Fund’s total expenses were below the peer group average for all share classes.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser had contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted

Janus Investment Fund	29

Janus Henderson Global Allocation Fund - Moderate

Additional Information (unaudited)

that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Research Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

U.S. Equity Funds

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Small-Mid Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

The Trustees reviewed information on the overall profitability to the Adviser and its affiliates from their relationships with the Janus Henderson Funds, and considered profitability data of other publicly traded mutual fund advisers. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by

30	DECEMBER 31, 2021

Janus Henderson Global Allocation Fund - Moderate

Additional Information (unaudited)

numerous factors, including the organizational structure of the particular fund manager, differences in complex size, difference in product mix, difference in types of business (mutual fund, institutional and other), differences in the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses and the fund manager’s capital structure and cost of capital.

Additionally, the Trustees considered the estimated profitability to the Adviser from the investment management services it provided to each Janus Henderson Fund. In their review, the Trustees considered whether the Adviser and subadviser receive adequate incentives and resources to manage the Janus Henderson Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Janus Henderson Fund is necessarily a product of the allocation methodology utilized by the Adviser to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant found that (1) the expense allocation methodology and rationales utilized by the Adviser were reasonable and (2) no clear correlation exists between expense allocations and operating margins. The Trustees also considered that the estimated profitability for an individual Janus Henderson Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Janus Henderson Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that the Adviser’s estimated profitability with respect to each Janus Henderson Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Janus Henderson Funds was not a material factor in the Board’s approval of the reasonableness of any Janus Henderson Fund’s investment management fees.

The Trustees concluded that the management fees payable by each Janus Henderson Fund to the Adviser and its affiliates, as well as the fees paid by the Adviser to the subadviser of subadvised Janus Henderson Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees the Adviser and the subadviser charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Janus Henderson Funds. The Trustees also concluded that each Janus Henderson Fund’s total expenses were reasonable, taking into account the size of the Janus Henderson Fund, the quality of services provided by the Adviser and subadviser, the investment performance of the Janus Henderson Fund, and any expense limitations agreed to or provided by the Adviser.

Economies of Scale

The Trustees considered information about the potential for the Adviser to realize economies of scale as the assets of the Janus Henderson Funds increase. They noted that their independent fee consultant published a report to the Trustees in November 2019 which provided its research and analysis into economies of scale. They also noted that, although many Janus Henderson Funds pay advisory fees at a fixed base rate as a percentage of net assets, without any breakpoints or performance fees, their independent fee consultant concluded that 75% of these Janus Henderson Funds’ have contractual management fees (gross of waivers) below their Broadridge Expense Group averages. The Trustees also noted the following: (1) that for those Janus Henderson Funds whose expenses are being reduced by the contractual expense limitations of the Adviser, the Adviser is subsidizing certain of these Janus Henderson Funds because they have not reached adequate scale; (2) performance fee structures have been implemented for various Janus Henderson Funds that have caused the effective rate of advisory fees payable by such Janus Henderson Fund to vary depending on the investment performance of the Janus Henderson Fund relative to its benchmark index over the measurement period; and (3) a few Janus Henderson Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Janus Henderson Funds share directly in economies of scale through the significant investments made by the Adviser and its affiliates related to services provided to the Funds and the lower charges of third-party service providers that are based in part on the combined scale of all of the Janus Henderson Funds.

The Trustees also considered the independent fee consultant’s conclusion that, given the limitations of various analytical approaches to economies of scale and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus Henderson complex. In this regard, the independent consultant concluded that (1) to the extent there were economies of scale at the Adviser, the Adviser’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Janus Henderson Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Janus Henderson Funds, the Adviser appeared to be investing to increase the likelihood that these Janus

Janus Investment Fund	31

Janus Henderson Global Allocation Fund - Moderate

Additional Information (unaudited)

Henderson Funds will grow to a level to achieve any economies of scale that may exist. Further, the independent fee consultant provided its belief that Janus Henderson Fund investors are well-served by the fee levels and performance fee structures in place on the Janus Henderson Funds in light of any economies of scale that may be present at the Adviser.

Based on all of the information reviewed, including the recent and past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Janus Henderson Fund was reasonable and that the current rates of fees do reflect a sharing between the Adviser and the Janus Henderson Fund of any economies of scale that may be present at the current asset level of the Janus Henderson Fund.

Other Benefits to the Adviser

The Trustees also considered benefits that accrue to the Adviser and its affiliates and subadviser to the Janus Henderson Funds from their relationships with the Janus Henderson Funds. They recognized that two affiliates of the Adviser separately serve the Janus Henderson Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided, and that such compensation contributes to the overall profitability of the Adviser and its affiliates that results from their relationship with the Janus Henderson Funds. The Trustees also considered the Adviser’s past and proposed use of commissions paid by the Janus Henderson Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Janus Henderson Fund and/or other clients of the Adviser and/or the Adviser, and/or subadviser to a Janus Henderson Fund. The Trustees concluded that the Adviser’s and the subadviser’s use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Janus Henderson Fund. The Trustees also concluded that, other than the services provided by the Adviser and its affiliates and subadviser pursuant to the agreements and the fees to be paid by each Janus Henderson Fund therefor, the Janus Henderson Funds and the Adviser and the subadviser may potentially benefit from their relationship with each other in other ways. They concluded that the Adviser and its affiliates share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of the Janus Henderson Funds and other clients serviced by the Adviser and its affiliates. They also concluded that the Adviser and the subadviser benefit from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Janus Henderson Funds and that the Janus Henderson Funds benefit from the Adviser’s and/or the subadviser’s receipt of those products and services as well as research products and services acquired through commissions paid by other clients of the Adviser and/or other clients of the subadviser. They further concluded that the success of any Janus Henderson Fund could attract other business to the Adviser, the subadviser or other Janus Henderson funds, and that the success of the Adviser and the subadviser could enhance the Adviser’s and the subadviser’s ability to serve the Janus Henderson Funds.

32	DECEMBER 31, 2021

Janus Henderson Global Allocation Fund - Moderate

Useful Information About Your Fund Report (unaudited)

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of the Adviser and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Bloomberg and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Janus Investment Fund	33

Janus Henderson Global Allocation Fund - Moderate

Useful Information About Your Fund Report (unaudited)

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the

34	DECEMBER 31, 2021

Janus Henderson Global Allocation Fund - Moderate

Useful Information About Your Fund Report (unaudited)

portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

Janus Investment Fund	35

Janus Henderson Global Allocation Fund - Moderate

Notes

NotesPage1

36	DECEMBER 31, 2021

Janus Henderson Global Allocation Fund - Moderate

Notes

NotesPage2

Janus Investment Fund	37

This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson and Intech are trademarks of Janus Henderson Group plc or one of its subsidiaries. © Janus Henderson Group plc Janus Henderson Distributors US LLC
125-24-93022 03-22

SEMIANNUAL REPORT December 31, 2021

Janus Henderson Global Bond Fund

Janus Investment Fund

HIGHLIGHTS • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Henderson Global Bond Fund

FUND SNAPSHOT

As a core fixed income holding focused on generating superior risk-adjusted returns relative to the benchmark over a market cycle, the Fund combines a longer-term strategic asset allocation with a tactical component seeking to add incremental return. Portfolio allocations are dynamically adjusted based on opportunities identified through fundamental research, macro assessment and risk management framework.

Helen Anthony co-portfolio manager	Andrew Mulliner Portfolio Manager

Janus Henderson Global Bond Fund (unaudited)

Fund At A Glance

December 31, 2021

Fund Profile
30-day Current Yield*	Without Reimbursement	With Reimbursement
Class A Shares NAV	0.56%	0.87%
Class A Shares MOP	0.53%	0.83%
Class C Shares**	-0.25%	0.17%
Class D Shares	0.61%	0.79%
Class I Shares	0.98%	1.12%
Class N Shares	1.08%	1.22%
Class S Shares	-3.33%	0.72%
Class T Shares	0.80%	0.98%
Weighted Average Maturity		9.2 Years
Average Effective Duration***		6.9 Years
* Yield will fluctuate.
** Does not include the 1.00% contingent deferred sales charge.
*** A theoretical measure of price volatility.

Ratings† Summary - (% of Total Investments)
AAA	1.6%
AA	25.0%
A	10.9%
BBB	13.4%
BB	6.1%
B	3.9%
Not Rated	35.5%
Other	3.6%

† Credit ratings provided by Standard & Poor's (S&P), an independent credit rating agency. Credit ratings range from AAA (highest) to D (lowest) based on S&P's measures. Further information on S&P's rating methodology may be found at www.standardandpoors.com. Other rating agencies may rate the same securities differently. Ratings are relative and subjective and are not absolute standards of quality. Credit quality does not remove market risk and is subject to change. "Not Rated" securities are not rated by S&P, but may be rated by other rating agencies and do not necessarily indicate low quality. "Other" includes cash equivalents, equity securities, and certain derivative instruments.

Significant Areas of Investment - (% of Net Assets)

Asset Allocation - (% of Net Assets)
Foreign Government Bonds	39.6%
Corporate Bonds	35.0%
United States Treasury Notes/Bonds	10.9%
Mortgage-Backed Securities	4.6%
Inflation-Indexed Bonds	4.6%
Investment Companies	3.5%
Asset-Backed/Commercial Mortgage-Backed Securities	1.2%
Other	0.6%
100.0%

Emerging markets comprised 19.4% of total net assets.

Janus Investment Fund	1

Janus Henderson Global Bond Fund (unaudited)

Performance

See important disclosures on the next page.

Average Annual Total Return - for the periods ended December 31, 2021						Prospectus Expense Ratios
	Fiscal Year-to-Date	One Year	Five Year	Ten Year	Since Inception*	Total Annual Fund Operating Expenses‡	Net Annual Fund Operating Expenses‡
Class A Shares at NAV	-2.10%	-5.67%	3.28%	2.26%	2.64%	1.25%	0.94%
Class A Shares at MOP	-6.73%	-10.11%	2.28%	1.76%	2.18%
Class C Shares at NAV	-2.48%	-6.37%	2.50%	1.49%	1.87%	2.03%	1.68%
Class C Shares at CDSC	-3.44%	-7.29%	2.50%	1.49%	1.87%
Class D Shares	-2.01%	-5.50%	3.46%	2.42%	2.80%	0.92%	0.73%
Class I Shares	-1.98%	-5.35%	3.54%	2.51%	2.88%	0.85%	0.69%
Class N Shares	-1.92%	-5.35%	3.62%	2.54%	2.87%	0.74%	0.59%
Class S Shares	-2.20%	-5.86%	3.10%	2.16%	2.53%	8.61%	1.11%
Class T Shares	-2.14%	-5.67%	3.35%	2.33%	2.70%	1.00%	0.84%
Bloomberg Global Aggregate Bond Index	-1.55%	-4.71%	3.36%	1.77%	2.25%
Morningstar Quartile - Class I Shares	-	3rd	2nd	1st	1st
Morningstar Ranking - based on total returns for World Bond Funds	-	111/207	59/186	39/175	30/164

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 (or 800.525.3713 if you hold shares directly with Janus Henderson) or visit janushenderson.com/performance (or janushenderson.com/allfunds if you hold shares directly with Janus Henderson).

Maximum Offering Price (MOP) returns include the maximum sales charge of 4.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

Net expense ratios reflect the expense waiver, if any, contractually agreed to for at least a one-year period commencing on October 28, 2021.

Performance may be affected by risks that include those associated with foreign and emerging markets, fixed income securities, high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), Environmental, Social and Governance (ESG) factors, non-diversification, portfolio turnover, derivatives, short sales, initial public offerings (IPOs) and

2	DECEMBER 31, 2021

Janus Henderson Global Bond Fund (unaudited)

Performance

potential conflicts of interest. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class N Shares commenced operations on October 28, 2013. Performance shown for periods prior to October 28, 2013, reflects the performance of the Fund’s Class I Shares, calculated using the fees and expenses of Class N Shares, without the effect of any fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2021 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Fund Report.”

Effective September 30, 2021, Helen Anthony and Andrew Mulliner are Co-Portfolios Managers of the Fund.

*The Fund’s inception date – December 28, 2010

‡ As stated in the prospectus. See Financial Highlights for actual expense ratios during the reporting period.

Janus Investment Fund	3

Janus Henderson Global Bond Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (7/1/21)	Ending Account Value (12/31/21)	Expenses Paid During Period (7/1/21 - 12/31/21)†	Beginning Account Value (7/1/21)	Ending Account Value (12/31/21)	Expenses Paid During Period (7/1/21 - 12/31/21)†	Net Annualized Expense Ratio (7/1/21 - 12/31/21)
Class A Shares	$1,000.00	$979.00	$4.84	$1,000.00	$1,020.32	$4.94	0.97%
Class C Shares	$1,000.00	$975.20	$8.66	$1,000.00	$1,016.43	$8.84	1.74%
Class D Shares	$1,000.00	$979.90	$3.94	$1,000.00	$1,021.22	$4.02	0.79%
Class I Shares	$1,000.00	$980.20	$3.59	$1,000.00	$1,021.58	$3.67	0.72%
Class N Shares	$1,000.00	$980.80	$3.05	$1,000.00	$1,022.13	$3.11	0.61%
Class S Shares	$1,000.00	$978.00	$5.78	$1,000.00	$1,019.36	$5.90	1.16%
Class T Shares	$1,000.00	$978.60	$4.19	$1,000.00	$1,020.97	$4.28	0.84%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

4	DECEMBER 31, 2021

Janus Henderson Global Bond Fund

Schedule of Investments (unaudited)

December 31, 2021

Shares or Principal Amounts			Value
Asset-Backed/Commercial Mortgage-Backed Securities– 1.2%
JP Morgan Mortgage Trust 2019-1 A15, 4.0000%, 5/25/49 (144A)‡	$202,117		$203,189
JP Morgan Mortgage Trust 2019-LTV2, 3.5000%, 12/25/49 (144A)‡	95,248		95,568
Mortgage Funding 2008-1 PLC,
ICE LIBOR GBP 3 Month + 1.1000%, 1.1946%, 3/13/46‡	319,046	GBP	431,777
RESIMAC Bastille Trust Series 2018-1NC,
ICE LIBOR USD 1 Month + 0.8500%, 0.9535%, 12/5/59 (144A)‡	221,214		221,896
RMAC Securities No 1 2006-NS3X PLC,
ICE LIBOR GBP 3 Month + 0.1500%, 0.2446%, 6/12/44‡	627,939	GBP	823,232
RMAC Securities No 1 2006-NS4X PLC,
ICE LIBOR GBP 3 Month + 0.1700%, 0.2646%, 6/12/44‡	625,234	GBP	818,933
RMAC Securities No 1 PLC,
ICE LIBOR GBP 3 Month + 0.1500%, 0.2446%, 6/12/44‡	177,054	GBP	231,251
Total Asset-Backed/Commercial Mortgage-Backed Securities (cost $2,781,703)			2,825,846
Corporate Bonds– 35.0%
Banking – 3.4%
Bank of America Corp,
Euro Interbank Offered Rate 3 Month + 3.6700%, 3.6480%, 3/31/29‡	414,000	EUR	555,477
Citigroup Inc, SOFR + 4.5480%, 5.3160%, 3/26/41‡	627,000		828,688
Credit Agricole SA/London, SOFR + 1.6760%, 1.9070%, 6/16/26 (144A)‡	372,000		372,715
Credit Suisse Group AG, UK Gilts 1 Year + 2.2300%, 2.2500%, 6/9/28‡	400,000	GBP	541,173
Credit Suisse Group AG, 0.6250%, 1/18/33	520,000	EUR	551,418
HSBC Holdings PLC, SOFR + 1.9290%, 2.0990%, 6/4/26‡	1,100,000		1,107,129
JPMorgan Chase & Co, SOFR + 3.7900%, 4.4930%, 3/24/31‡	896,000		1,036,859
Natwest Group PLC,
UK Govt Bonds 5 Year Note Generic Bid Yield + 4.9850%, 5.1250%‡,µ	200,000	GBP	283,856
Royal Bank of Scotland Group PLC,
UK Govt Bonds 5 Year Note Generic Bid Yield + 3.5500%, 3.6220%, 8/14/30‡	222,000	GBP	312,595
Standard Chartered PLC, EUR SWAP ANNUAL 5 YR + 2.8000%, 2.5000%, 9/9/30‡	307,000	EUR	366,060
Stichting AK Rabobank Certificaten, 6.5000%‡,µ	500,000	EUR	782,646
SVB Financial Group, 3.1250%, 6/5/30	254,000		266,570
Wells Fargo & Co, SOFR + 2.1000%, 2.3930%, 6/2/28‡	1,100,000		1,117,962
			8,123,148
Basic Industry – 1.3%
Alpek SAB de CV, 3.2500%, 2/25/31 (144A)	1,240,000		1,236,900
Alrosa Finance SA, 3.1000%, 6/25/27	595,000		599,076
Constellium SE, 3.1250%, 7/15/29	583,000	EUR	661,195
Klabin Austria GmbH, 3.2000%, 1/12/31 (144A)	200,000		185,252
Metinvest BV, 7.6500%, 10/1/27	588,000		583,755
			3,266,178
Capital Goods – 2.7%
Arcelik AS, 5.0000%, 4/3/23	700,000		700,000
BAE Systems PLC, 3.4000%, 4/15/30 (144A)	200,000		213,472
Boeing Co, 1.4330%, 2/4/24	1,300,000		1,298,015
Boeing Co, 2.1960%, 2/4/26	701,000		700,833
CANPACK SA / Eastern PA Land Invetment Holding LLC, 2.3750%, 11/1/27 (144A)	230,000	EUR	262,813
Cemex SAB de CV, 3.8750%, 7/11/31 (144A)	758,000		755,218
HT Troplast GmbH, 9.2500%, 7/15/25	550,000	EUR	673,264
Kleopatra Finco Sarl, 4.2500%, 3/1/26	591,000	EUR	648,403
SAN Miguel Indutrias Pet SA / NG PET R&P Latin America SA, 3.5000%, 8/2/28	792,000		773,990
Siemens Financieringsmaatschappij NV, 0.8750%, 6/5/23	300,000	GBP	405,126
			6,431,134
Communications – 4.5%
Activision Blizzard Inc, 1.3500%, 9/15/30	198,000		182,631
Activision Blizzard Inc, 2.5000%, 9/15/50	800,000		700,629
AT&T Inc, 2.7500%, 6/1/31	1,154,000		1,177,372
AT&T Inc, 3.8500%, 6/1/60	574,000		599,579
Comcast Corp, 2.8000%, 1/15/51	570,000		549,139

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	5

Janus Henderson Global Bond Fund

Schedule of Investments (unaudited)

December 31, 2021

Shares or Principal Amounts			Value
Corporate Bonds– (continued)
Communications– (continued)
HTA Group Ltd, 7.0000%, 12/18/25	$700,000		$728,700
Millicom International Cellular SA, 4.5000%, 4/27/31	500,000		503,755
Millicom International Cellular SA, 4.5000%, 4/27/31 (144A)	200,000		201,502
MTN Mauritius Investments Ltd, 4.7550%, 11/11/24	700,000		730,450
Netflix Inc, 4.6250%, 5/15/29	839,000	EUR	1,191,515
Prosus NV, 4.0270%, 8/3/50	200,000		192,061
Prosus NV, 4.0270%, 8/3/50 (144A)	200,000		192,061
Prosus NV, 3.8320%, 2/8/51	207,000		193,060
T-Mobile USA Inc, 2.5500%, 2/15/31	788,000		784,040
Verizon Communications Inc, 3.0000%, 3/22/27	289,000		305,379
Vmed O2 UK Financing I PLC, 4.7500%, 7/15/31 (144A)	1,200,000		1,215,000
VMED O2 UK Financing I PLC, 4.0000%, 1/31/29	510,000	GBP	675,632
VZ Vendor Financing II BV, 2.8750%, 1/15/29	610,000	EUR	670,984
			10,793,489
Consumer Cyclical – 4.0%
Alibaba Group Holding Ltd, 2.1250%, 2/9/31	1,250,000		1,206,803
Amazon.com Inc, 2.7000%, 6/3/60	606,000		583,945
Atlas LuxCo 4 SARL / Allied Universal Holdco LLC / Allied Universal Finance Corp,
3.6250%, 6/1/28	583,000	EUR	648,087
Country Garden Holdings Co Ltd, 4.8000%, 8/6/30	1,132,000		1,028,716
Dollar General Corp, 3.5000%, 4/3/30	211,000		228,016
JSM Global Sarl, 4.7500%, 10/20/30	700,000		644,882
Melco Resorts Finance Ltd, 5.7500%, 7/21/28	700,000		703,850
Nemak SAB de CV, 3.6250%, 6/28/31	712,000		694,200
Pinnacle Bidco PLC, 6.3750%, 2/15/25	530,000	GBP	724,261
Schaeffler AG, 3.3750%, 10/12/28	600,000	EUR	760,561
Studio City Finance Ltd, 5.0000%, 1/15/29	483,000		432,285
Tesco Corporate Treasury Services, 2.7500%, 4/27/30	978,000	GBP	1,367,943
Vivo Energy Investments BV, 5.1250%, 9/24/27 (144A)	725,000		757,625
			9,781,174
Consumer Non-Cyclical – 5.2%
Agilent Technologies Inc, 2.1000%, 6/4/30	1,100,000		1,076,847
Altria Group Inc, 3.4000%, 5/6/30	666,000		689,067
Biogen Inc, 2.2500%, 5/1/30	1,113,000		1,095,848
Cheplapharm Arzneimittel GmbH, 3.5000%, 2/11/27	610,000	EUR	705,543
Dentsply Sirona Inc, 3.2500%, 6/1/30	794,000		838,674
Grupo Bimbo SAB de CV, 4.0000%, 9/6/49	350,000		374,129
Hasbro Inc, 3.9000%, 11/19/29	753,000		830,210
Iceland Bondco PLC, 4.3750%, 5/15/28	581,000	GBP	686,029
IQVIA Inc, 1.7500%, 3/15/26	227,000	EUR	260,412
IQVIA Inc, 2.2500%, 3/15/29	268,000	EUR	303,564
Kellogg Co, 2.1000%, 6/1/30	1,238,000		1,212,553
Mars Inc, 4.1250%, 4/1/54 (144A)	553,000		692,106
McCormick & Co Inc/MD, 2.5000%, 4/15/30	194,000		196,101
Oriflame Investment Holding PLC, 5.1250%, 5/4/26	691,000		636,411
Sysco Corp, 5.9500%, 4/1/30	136,000		169,755
Takeda Pharmaceutical Co Ltd, 3.0000%, 11/21/30	467,000	EUR	629,785
Takeda Pharmaceutical Co Ltd, 2.0000%, 7/9/40	390,000	EUR	478,765
Teva Pharmaceutical Finance Netherlands III BV, 3.1500%, 10/1/26	747,000		702,180
Ulker Biskuvi Sanayi AS, 6.9500%, 10/30/25	652,000		613,532
Viatris Inc, 2.7000%, 6/22/30	430,000		431,526
			12,623,037
Electric – 0.9%
AEP Transmission Co LLC, 3.6500%, 4/1/50	192,000		211,949
Ameren Corp, 3.5000%, 1/15/31	195,000		210,342
Berkshire Hathaway Energy Co, 3.7000%, 7/15/30	171,000		188,848
Black Hills Corp, 2.5000%, 6/15/30	176,000		173,966
East Ohio Gas Co/The, 2.0000%, 6/15/30 (144A)	95,000		91,844
East Ohio Gas Co/The, 3.0000%, 6/15/50 (144A)	108,000		106,464

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

6	DECEMBER 31, 2021

Janus Henderson Global Bond Fund

Schedule of Investments (unaudited)

December 31, 2021

Shares or Principal Amounts			Value
Corporate Bonds– (continued)
Electric– (continued)
Elia Transmission Belgium SA, 0.8750%, 4/28/30	200,000	EUR	$232,072
IE2 Holdco SAU, 2.8750%, 6/1/26	400,000	EUR	494,872
National Grid Electrcity Transmission PLC, 0.8230%, 7/7/32	474,000	EUR	536,012
			2,246,369
Electrical Equipment – 0.2%
Signify NV, 2.3750%, 5/11/27	467,000	EUR	575,957
Energy – 0.7%
PTTEP Treasury Center Co Ltd, 2.5870%, 6/10/27 (144A)	$275,000		279,910
Repsol International Finance BV, EUR SWAP ANNUAL 5 YR + 4.4090%, 4.2470%‡,µ	550,000	EUR	676,989
Total Capital International SA, 3.1270%, 5/29/50	700,000		717,519
			1,674,418
Finance Companies – 0.3%
Peach Property Finance GmbH, 4.3750%, 11/15/25 (144A)	540,000	EUR	630,082
Financial Institutions – 0.8%
Citycon Oyj, EURIBOR ICE SWAP Rate + 4.1790%, 3.6250%‡,µ	584,000	EUR	626,967
CPI Property Group SA, 2.7500%, 5/12/26	585,000	EUR	714,821
Yanlord Land HK Co Ltd, 5.1250%, 5/20/26	698,000		673,342
			2,015,130
Government Sponsored – 3.1%
Abu Dhabi National Energy Co, 2.0000%, 4/29/28 (144A)	517,000		511,184
China Development Bank, 3.3400%, 7/14/25	6,540,000	CNY	1,048,083
Electricite de France SA, EUR SWAP ANNUAL 5 YR + 2.8600%, 2.6250%‡,µ	600,000	EUR	684,708
Emirates NDB Bank PJSC, USD SWAP SEMI 30/360 6YR + 3.6560%, 6.1250%‡,µ	700,000		732,515
Lamar Funding Ltd, 3.9580%, 5/7/25	710,000		706,287
Petrobras Global Finance BV, 5.6000%, 1/3/31	629,000		666,111
Petroleos Mexicanos, 6.7000%, 2/16/32 (144A)	491,000		494,450
Qatar Petroleum, 1.3750%, 9/12/26 (144A)	790,000		774,311
Qatar Petroleum, 2.2500%, 7/12/31 (144A)	670,000		663,681
SA Global Sukuk Ltd, 2.6940%, 6/17/31 (144A)	310,000		311,550
Saudi Arabian Oil Co, 3.2500%, 11/24/50 (144A)	365,000		355,065
Saudi Electricity Global Sukuk Co 2, 5.0600%, 4/8/43	400,000		489,900
			7,437,845
Insurance – 1.8%
Aia Group Ltd, 3.3750%, 4/7/30 (144A)	450,000		486,221
Aviva PLC,
UK Govt Bonds 5 Year Note Generic Bid Yield + 4.7000%, 4.0000%, 6/3/55‡	150,000	GBP	218,601
Cia de Seguros Fidelidade SA,
EUR SWAP ANNUAL 5 YR + 4.4880%, 4.2500%, 9/4/31‡	500,000	EUR	609,041
Credit Agricole Assurances SA, 2.0000%, 7/17/30	400,000	EUR	470,098
Galaxy Bidco Ltd, 6.5000%, 7/31/26	490,000	GBP	682,484
Health Care Service Corp, 2.2000%, 6/1/30 (144A)	1,100,000		1,077,272
Massachusetts Mutual Life Insurance Co, 3.3750%, 4/15/50 (144A)	467,000		492,472
PacifiCorp, 3.3000%, 3/15/51	222,000		230,059
			4,266,248
Real Estate Investment Trusts (REITs) – 0.1%
Agree LP, 2.9000%, 10/1/30	176,000		178,801
Real Estate Management & Development – 0.6%
Heimstaden Bostad AB, EUR SWAP ANNUAL 5 YR + 3.9140%, 3.3750%‡,µ	590,000	EUR	665,514
Samhallsbyggnadsbolaget i Norden AB,
EUR SWAP ANNUAL 5 YR + 3.2270%, 2.6250%‡,µ	620,000	EUR	684,208
			1,349,722
Technology – 4.9%
Apple Inc, 2.3750%, 2/8/41	2,500,000		2,426,107
Apple Inc, 2.6500%, 5/11/50	584,000		574,149
Applied Materials Inc, 1.7500%, 6/1/30	1,100,000		1,076,451
Broadcom Inc, 4.3000%, 11/15/32	583,000		655,161
Equinix Inc, 2.1500%, 7/15/30	892,000		867,106
Fiserv Inc, 1.6250%, 7/1/30	446,000	EUR	536,828

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	7

Janus Henderson Global Bond Fund

Schedule of Investments (unaudited)

December 31, 2021

Shares or Principal Amounts			Value
Corporate Bonds– (continued)
Technology– (continued)
Global Payments Inc, 2.9000%, 5/15/30	$1,088,000		$1,107,750
Lenovo Group Ltd, 3.4210%, 11/2/30	1,027,000		1,035,238
Lenovo Group Ltd, 3.4210%, 11/2/30 (144A)	200,000		201,604
PayPal Holdings Inc, 2.3000%, 6/1/30	301,000		305,712
SK Hynix Inc, 2.3750%, 1/19/31	791,000		761,230
StoneCo Ltd, 3.9500%, 6/16/28	316,000		278,238
TSMC Global Ltd, 0.7500%, 9/28/25 (144A)	1,200,000		1,159,307
VMware Inc, 4.6500%, 5/15/27	696,000		782,738
			11,767,619
Tobacco – 0.1%
BAT Capital Corp, 4.7000%, 4/2/27	319,000		350,915
Transportation – 0.2%
Heathrow Funding Ltd, 2.7500%, 10/13/29	184,000	GBP	254,308
United Parcel Service Inc, 4.4500%, 4/1/30	282,000		332,042
			586,350
Water Utilities – 0.2%
Thames Water Utilities Finance PLC, 2.3750%, 4/22/40	434,000	GBP	583,660
Total Corporate Bonds (cost $85,040,183)			84,681,276
Foreign Government Bonds– 39.6%
Abu Dhabi Government International Bond, 2.7000%, 9/2/70 (144A)	460,000		418,466
Australia Government Bond, 1.7500%, 6/21/51	884,000	AUD	557,463
Canadian Government Bond, 2.2500%, 6/1/29	2,399,000	CAD	2,024,401
China Government Bond, 2.2000%, 2/13/22	1,680,000	CNY	263,580
China Government Bond, 3.2900%, 5/23/29	29,850,000	CNY	4,811,872
China Government Bond, 2.6800%, 5/21/30	46,910,000	CNY	7,251,844
China Government Bond, 3.8600%, 7/22/49	31,070,000	CNY	5,241,829
European Union, 0%, 10/4/30	3,469,000	EUR	3,935,992
European Union, 0%, 7/4/31	1,655,500	EUR	1,871,051
European Union, 0.1000%, 10/4/40	979,000	EUR	1,040,130
Federal Republic of Germany Bond, 0%, 8/15/31	1,047,197	EUR	1,212,366
French Republic Government Bond OAT, 0%, 11/25/30	2,647,274	EUR	2,985,777
French Republic Government Bond OAT, 4.0000%, 4/25/60	182,001	EUR	409,478
Indonesia Treasury Bond, 8.3750%, 3/15/34	79,094,000,000	IDR	6,227,516
Italy Buoni Poliennali Del Tesoro, 0.9500%, 3/15/23	545,000	EUR	630,451
Italy Buoni Poliennali Del Tesoro, 1.8500%, 7/1/25 (144A)	2,888,000	EUR	3,475,509
Italy Buoni Poliennali Del Tesoro, 3.4500%, 3/1/48 (144A)	734,000	EUR	1,096,759
Japan Government Forty Year Bond, 0.8000%, 3/20/58	43,750,000	JPY	390,498
Japan Government Ten Year Bond, 0.4000%, 6/20/25	513,850,000	JPY	4,544,139
Japan Government Ten Year Bond, 0.1000%, 12/20/29	1,245,600,000	JPY	10,943,756
Japan Government Thirty Year Bond, 0.5000%, 9/20/46	84,850,000	JPY	723,767
Japan Government Thirty Year Bond, 0.7000%, 6/20/48	277,600,000	JPY	2,455,967
Kingdom of Belgium Government Bond, 1.0000%, 6/22/26 (144A)	3,717,210	EUR	4,496,976
Kingdom of Belgium Government Bond, 2.1500%, 6/22/66 (144A)	942,414	EUR	1,487,639
Mexican Bonos, 8.0000%, 11/7/47	11,750,000	MXN	568,814
Province of British Columbia Canada, 2.8500%, 6/18/25	5,500,000	CAD	4,559,682
Province of Quebec Canada, 3.0000%, 9/1/23	5,500,000	CAD	4,489,053
Spain Government Bond, 0.6000%, 10/31/29 (144A)	2,602,000	EUR	3,037,044
Spain Government Bond, 1.2500%, 10/31/30 (144A)	4,646,000	EUR	5,667,064
United Kingdom Gilt, 1.6250%, 10/22/28	4,310,840	GBP	6,155,569
United Kingdom Gilt, 1.5000%, 7/22/47	1,867,035	GBP	2,708,649
Total Foreign Government Bonds (cost $93,700,109)			95,683,101
Inflation-Indexed Bonds– 4.6%
Japanese Government CPI Linked Bond, 0.1000%, 3/10/29((cost $11,872,128)	1,227,014,500	JPY	11,087,122
Mortgage-Backed Securities– 4.6%
Fannie Mae:
2.0000%, TBA, 15 Year Maturity	495,954		508,090
Fannie Mae Pool:
2.5000%, 11/1/34	267,345		278,400

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	DECEMBER 31, 2021

Janus Henderson Global Bond Fund

Schedule of Investments (unaudited)

December 31, 2021

Shares or Principal Amounts		Value
Mortgage-Backed Securities– (continued)
Fannie Mae Pool– (continued)
4.5000%, 11/1/42	$18,604	$20,494
3.0000%, 1/1/43	8,121	8,555
4.5000%, 10/1/44	43,573	48,581
4.5000%, 3/1/45	64,814	72,265
4.5000%, 6/1/45	34,836	38,518
4.5000%, 2/1/46	64,575	71,138
3.0000%, 3/1/46	1,377,422	1,442,088
3.0000%, 2/1/47	2,042,077	2,149,975
3.0000%, 9/1/49	2,445	2,558
2.5000%, 1/1/50	7,527	7,717
2.5000%, 10/1/50	9,737	9,943
2.5000%, 1/1/51	42,361	43,256
3.0000%, 2/1/57	30,303	32,145
		4,225,633
Freddie Mac Pool:
3.0000%, 5/1/31	247,432	259,774
3.0000%, 9/1/32	1,257	1,321
3.0000%, 10/1/32	1,793	1,880
3.0000%, 12/1/32	261,265	274,434
2.5000%, 4/1/33	284,950	295,417
2.5000%, 11/1/34	244,102	254,206
3.0000%, 6/1/43	345	358
4.5000%, 5/1/44	32,105	35,500
4.5000%, 7/1/48	23,639	25,315
3.0000%, 10/1/49	499	517
3.0000%, 11/1/49	3,685,651	3,873,631
3.0000%, 11/1/49	102,413	106,209
3.0000%, 11/1/49	33,851	35,105
3.0000%, 12/1/49	49,246	51,072
3.0000%, 12/1/49	12,219	12,672
3.0000%, 12/1/49	5,334	5,532
2.5000%, 1/1/50	3,080	3,157
3.0000%, 3/1/50	2,183	2,261
		5,238,361
Ginnie Mae II Pool:
4.0000%, 5/20/48	374,513	396,505
4.0000%, 6/20/48	867,784	918,470
		1,314,975
Total Mortgage-Backed Securities (cost $11,137,634)		11,287,059
United States Treasury Notes/Bonds– 10.9%
0.1250%, 3/31/23	1,451,400	1,444,710
2.8750%, 10/31/23	6,442,600	6,696,529
2.6250%, 12/31/25	7,434,800	7,861,139
1.1250%, 2/15/31	7,290,900	7,075,875
1.2500%, 8/15/31	3,288,100	3,214,631
Total United States Treasury Notes/Bonds (cost $26,559,211)		26,292,884
Investment Companies– 3.5%
Money Markets – 3.5%
Janus Henderson Cash Liquidity Fund LLC, 0.0570%ºº,£((cost $8,585,969)	8,585,110	8,585,969
Total Investments (total cost $239,676,937) – 99.4%		240,443,257
Cash, Receivables and Other Assets, net of Liabilities – 0.6%		1,351,891
Net Assets – 100%		$241,795,148

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

Janus Henderson Global Bond Fund

Schedule of Investments (unaudited)

December 31, 2021

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$79,303,324	33.0%
Japan	31,253,799	13.0
China	23,340,093	9.7
United Kingdom	20,747,368	8.6
Canada	11,073,136	4.6
Spain	9,875,969	4.1
Supranational	6,847,173	2.8
Indonesia	6,227,516	2.6
Belgium	6,216,687	2.6
France	5,640,295	2.3
Italy	5,202,719	2.2
Germany	4,386,942	1.8
Mexico	4,123,711	1.7
Netherlands	2,787,212	1.2
Brazil	1,774,483	0.7
Switzerland	1,729,002	0.7
United Arab Emirates	1,662,165	0.7
Qatar	1,437,992	0.6
Sweden	1,349,722	0.6
Turkey	1,313,532	0.5
Hong Kong	1,190,071	0.5
Taiwan	1,159,307	0.5
Saudi Arabia	1,156,515	0.5
Australia	779,359	0.3
Peru	773,990	0.3
South Korea	761,230	0.3
South Africa	730,450	0.3
Democratic Republic of the Congo	728,700	0.3
Czech Republic	714,821	0.3
Oman	706,287	0.3
Colombia	705,257	0.3
Israel	702,180	0.3
Luxembourg	648,403	0.3
Finland	626,967	0.3
Portugal	609,041	0.3
Russia	599,076	0.3
Ukraine	583,755	0.2
Macao	432,285	0.2
Thailand	279,910	0.1
Poland	262,813	0.1

Total	$240,443,257	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	DECEMBER 31, 2021

Janus Henderson Global Bond Fund

Schedule of Investments (unaudited)

December 31, 2021

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Value at 12/31/21
Investment Companies - 3.5%
Money Markets - 3.5%
Janus Henderson Cash Liquidity Fund LLC, 0.0570%ºº	$2,440	$-	$-	$8,585,969
Investments Purchased with Cash Collateral from Securities Lending - N/A
Investment Companies - N/A
Janus Henderson Cash Collateral Fund LLC, 0%ºº	119∆	-	-	-
Total Affiliated Investments - 3.5%	$2,559	$-	$-	$8,585,969

	Value at 6/30/21	Purchases	Sales Proceeds	Value at 12/31/21
Investment Companies - 3.5%
Money Markets - 3.5%
Janus Henderson Cash Liquidity Fund LLC, 0.0570%ºº	-	48,823,562	(40,237,593)	8,585,969
Investments Purchased with Cash Collateral from Securities Lending - N/A
Investment Companies - N/A
Janus Henderson Cash Collateral Fund LLC, 0%ºº	-	1,935,247	(1,935,247)	-

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	11

Janus Henderson Global Bond Fund

Schedule of Investments (unaudited)

December 31, 2021

Schedule of Forward Foreign Currency Exchange Contracts

Counterparty/ Foreign Currency	Settlement Date	Foreign Currency Amount (Sold)/ Purchased	USD Currency Amount (Sold)/ Purchased	Market Value and Unrealized Appreciation/ (Depreciation)
Bank of America, National Association:
Israeli Shekel	2/22/22	2,600,000	$(847,181)	$(9,691)
Mexican Peso	2/22/22	6,059,146	(288,696)	4,674

				(5,017)
Barclays Capital, Inc.:
Euro	2/22/22	108,792	(123,396)	572
Japanese Yen	2/22/22	(420,462,298)	3,650,000	(7,541)
Singapore Dollar	2/22/22	2,643,000	(1,946,772)	14,321
Swiss Franc	2/22/22	1,228,000	(1,326,684)	23,349

				30,701
HSBC Securities (USA), Inc.:
Canadian Dollar	2/22/22	(5,069,734)	4,021,030	12,863
Euro	2/22/22	3,782,787	(4,252,765)	57,693
Euro	2/22/22	(445,708)	503,613	(4,268)
Japanese Yen	2/22/22	(420,616,839)	3,650,000	(8,886)
New Zealand Dollar	2/22/22	2,000	(1,398)	(30)
Norwegian Krone	2/22/22	2,573,408	(293,588)	(1,518)
Polish Zloty	2/22/22	3,745,000	(905,599)	20,878

				76,732
JPMorgan Chase Bank, National Association:
British Pound	2/22/22	(4,360,497)	5,885,607	(13,972)
Danish Krone	2/22/22	(206,000)	31,435	(141)
Euro	2/22/22	5,259,296	(5,934,443)	58,486
Euro	2/22/22	(1,006,738)	1,140,000	(7,170)
Korean Won	2/22/22	3,232,375,000	(2,729,862)	(8,672)

				28,531
Morgan Stanley & Co:
Australian Dollar	2/22/22	4,728,181	(3,437,626)	2,055
Euro	2/22/22	(3,227,646)	3,650,000	(27,879)
Japanese Yen	2/22/22	1,269,213,880	(11,200,000)	(159,289)
Japanese Yen	2/22/22	(305,427,534)	2,679,613	22,743
Swedish Krona	2/22/22	8,754,000	(989,314)	(19,631)

				(182,001)
Total				$(51,054)

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

12	DECEMBER 31, 2021

Janus Henderson Global Bond Fund

Schedule of Investments (unaudited)

December 31, 2021

Schedule of Futures

Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation/(Depreciation)
Futures Purchased:
Euro-BTP	10	3/10/22	$1,664,007	$(29,791)
Ultra Long Term US Treasury Bond	12	3/31/22	2,365,500	(58,982)
Total - Futures Purchased				(88,773)
Futures Sold:
10 Year US Treasury Note	89	3/31/22	(11,611,719)	(13,859)
Euro-Bund	40	3/10/22	(7,758,951)	109,803
Long Gilt	56	3/31/22	(9,465,579)	120,891
Total - Futures Sold				216,835
Total				$128,062

Schedule of Centrally Cleared Interest Rate Swaps
Payments made by Fund	Payments received by Fund	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Value
SONIA 1D	1.1450% Fixed Rate	Annual	10/24/23	69,700,000	GBP	$-	$(72,694)	$(72,694)
1.0050% Fixed Rate	SONIA 1D	Annual	10/22/27	72,400,000	GBP	-	(144,606)	(144,606)
1.0990% Fixed Rate	SOFR	Annual	11/23/26	13,000,000	USD	-	(11,997)	(11,997)
NIBOR 6M	1.8200% Fixed Rate	Annual	11/23/26	132,450,000	NOK	-	(14,280)	(14,280)
SARON 1D	(0.6150)% Fixed Rate	Annual	12/18/23	82,100,000	CHF	-	(119,467)	(119,467)
Total						$-	$(363,044)	$(363,044)

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	13

Janus Henderson Global Bond Fund

Schedule of Investments (unaudited)

December 31, 2021

The following table, grouped by derivative type, provides information about the fair value and location of derivatives within the Statement of Assets and Liabilities as of December 31, 2021.

Fair Value of Derivative Instruments (not accounted for as hedging instruments) as of December 31, 2021

	Currency Contracts	Interest Rate Contracts	Total
Asset Derivatives:
Forward foreign currency exchange contracts	$217,634	$ -	$217,634
*Futures contracts	-	230,694	$230,694

Total Asset Derivatives	$217,634	$ 230,694	$448,328
Liability Derivatives:
Forward foreign currency exchange contracts	$268,688	$ -	$268,688
*Futures contracts	-	102,632	$102,632
*Swaps - centrally cleared	-	363,044	$363,044

Total Liability Derivatives	$268,688	$ 465,676	$734,364

*The fair value presented includes net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps. In the Statement of Assets and Liabilities, only current day's variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in total distributable earnings (loss).

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the period ended December 31, 2021.

The effect of Derivative Instruments (not accounted for as hedging instruments) on the Statement of Operations for the period ended December 31, 2021

Amount of Realized Gain/(Loss) Recognized on Derivatives
Derivative	Currency Contracts	Inflation Contracts	Interest Rate Contracts	Total
Futures contracts			$ 1,006,957	$ 1,006,957
Forward foreign currency exchange contracts	(1,000,000)			$(1,000,000)
Swap contracts			(1,689,892)	$(1,689,892)

Total	$(1,000,000)	$ -	$ (682,935)	$(1,682,935)

Amount of Change in Unrealized Appreciation/Depreciation Recognized on Derivatives
Derivative	Currency Contracts	Inflation Contracts	Interest Rate Contracts	Total
Futures contracts	$ -	$ -	$ 87,382	$ 87,382
Forward foreign currency exchange contracts	468,225	-	-	$ 468,225
Swap contracts	-	6,885	420,264	$ 427,149

Total	$ 468,225	$ 6,885	$ 507,646	$ 982,756

Please see the "Net Realized Gain/(Loss) on Investments" and "Change in Unrealized Net Appreciation/Depreciation" sections of the Fund’s Statement of Operations.

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

14	DECEMBER 31, 2021

Janus Henderson Global Bond Fund

Schedule of Investments (unaudited)

December 31, 2021

Average Ending Monthly Value of Derivative Instruments During the Period Ended December 31, 2021

Value*
Forward foreign currency exchange contracts, purchased	$76,070,555
Forward foreign currency exchange contracts, sold	65,939,546
Futures contracts, purchased	3,820,663
Futures contracts, sold	34,965,537
Inflation swaps, receive fixed rate/pay floating rate	121,578
Interest rate swaps, pay fixed rate/receive floating rate	426,881
Interest rate swaps, receive fixed rate/pay floating rate	(794,506)

* Forward foreign currency exchange contracts are reported as the average ending monthly currency amount purchased or sold. Futures contracts and centrally-cleared swaps are reported as the average ending monthly notional value. Options are reported as the average ending monthly market value.

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	15

Janus Henderson Global Bond Fund

Notes to Schedule of Investments and Other Information (unaudited)

Bloomberg Global Aggregate Bond Index	Bloomberg Global Aggregate Bond Index is a broad-based measure of the global investment grade fixed-rate debt markets.

EURIBOR	Euro Interbank Offered Rate
ICE	Intercontinental Exchange
LIBOR	London Interbank Offered Rate
LLC	Limited Liability Company
LP	Limited Partnership
NIBOR	Norwegian Interbank Offered Rate
PJSC	Private Joint Stock Company
PLC	Public Limited Company
SARON	Swiss Reference Rate
SOFR	Secured Overnight Financing Rate
SONIA	Sterling Overnight Interbank Average Rate
TBA

(To Be Announced) Securities are purchased/sold on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when specific mortgage pools are assigned.

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Unless otherwise noted, these securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the period ended December 31, 2021 is $33,920,191, which represents 14.0% of net assets.

‡

Variable or floating rate security. Rate shown is the current rate as of December 31, 2021. Certain variable rate securities are not based on a published reference rate and spread; they are determined by the issuer or agent and current market conditions. Reference rate is as of reset date and may vary by security, which may not indicate a reference rate and/or spread in their description.

ºº	Rate shown is the 7-day yield as of December 31, 2021.

µ	Perpetual security. Perpetual securities have no stated maturity date, but they may be called/redeemed by the issuer. The date indicated, if any, represents the next call date.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

∆	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

16	DECEMBER 31, 2021

Janus Henderson Global Bond Fund

Notes to Schedule of Investments and Other Information (unaudited)

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of December 31, 2021. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments In Securities:
Asset-Backed/Commercial Mortgage-Backed Securities	$-	$2,825,846	$-
Corporate Bonds	-	84,681,276	-
Foreign Government Bonds	-	95,683,101	-
Inflation-Indexed Bonds	-	11,087,122	-
Mortgage-Backed Securities	-	11,287,059	-
United States Treasury Notes/Bonds	-	26,292,884	-
Investment Companies	-	8,585,969	-
Total Investments in Securities	$-	$240,443,257	$-
Other Financial Instruments(a):
Forward Foreign Currency Exchange Contracts	-	217,634	-
Variation Margin Receivable on Futures Contracts	18,750	-	-
Variation Margin Receivable on Centrally Cleared Swaps	-	21,882	-
Total Assets	$18,750	$240,682,773	$-
Liabilities
Other Financial Instruments(a):
Forward Foreign Currency Exchange Contracts	$-	$268,688	$-
Variation Margin Payable on Futures Contracts	14,657	-	-
Variation Margin Payable on Centrally Cleared Swaps	-	36,308	-
Total Liabilities	$14,657	$304,996	$-

(a)

Other financial instruments include forward foreign currency exchange, futures, written options, written swaptions, and swap contracts. Forward foreign currency exchange contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract's value from trade date. Futures, certain written options on futures, and centrally cleared swap contracts are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. Written options, written swaptions, and other swap contracts are reported at their market value at measurement date.

Janus Investment Fund	17

Janus Henderson Global Bond Fund

Statement of Assets and Liabilities (unaudited)

December 31, 2021

See footnotes at the end of the Statement.

Assets:
Unaffiliated investments, at value (cost $231,090,968)	$231,857,288
Affiliated investments, at value (cost $8,585,969)	8,585,969
Cash	1
Deposits with brokers for centrally cleared derivatives	996,921
Deposits with brokers for futures	395,000
Forward foreign currency exchange contracts	217,634
Variation margin receivable on futures contracts	18,750
Variation margin receivable on centrally cleared swaps	21,882
Non-interested Trustees' deferred compensation	6,247
Receivables:
Interest	1,380,399
Fund shares sold	214,710
Dividends from affiliates	457
Other assets	5,455
Total Assets	243,700,713
Liabilities:
Foreign cash due to custodian (cost $6,436)	6,436
Forward foreign currency exchange contracts	268,688
Variation margin payable on futures contracts	14,657
Variation margin payable on centrally cleared swaps	36,308
Payables:	—
Fund shares repurchased	755,616
TBA investments purchased	506,958
Advisory fees	99,100
Registration fees	45,262
Professional fees	42,076
Foreign tax liability	41,454
Transfer agent fees and expenses	16,546
Dividends	14,457
Custodian fees	12,301
Non-interested Trustees' deferred compensation fees	6,247
12b-1 Distribution and shareholder servicing fees	1,304
Affiliated fund administration fees payable	550
Non-interested Trustees' fees and expenses	130
Accrued expenses and other payables	37,475
Total Liabilities	1,905,565
Net Assets	$241,795,148

See Notes to Financial Statements.

18	DECEMBER 31, 2021

Janus Henderson Global Bond Fund

Statement of Assets and Liabilities (unaudited)

December 31, 2021

Net Assets Consist of:
Capital (par value and paid-in surplus)	$244,945,067
Total distributable earnings (loss) (includes $41,454 of foreign capital gains tax)	(3,149,919)
Total Net Assets	$241,795,148
Net Assets - Class A Shares	$1,561,565
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	161,022
Net Asset Value Per Share(1)	$9.70
Maximum Offering Price Per Share(2)	$10.18
Net Assets - Class C Shares	$1,004,826
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	103,542
Net Asset Value Per Share(1)	$9.70
Net Assets - Class D Shares	$16,304,002
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,682,761
Net Asset Value Per Share	$9.69
Net Assets - Class I Shares	$64,564,364
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	6,664,946
Net Asset Value Per Share	$9.69
Net Assets - Class N Shares	$152,414,119
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	15,741,311
Net Asset Value Per Share	$9.68
Net Assets - Class S Shares	$73,597
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	7,594
Net Asset Value Per Share	$9.69
Net Assets - Class T Shares	$5,872,675
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	606,409
Net Asset Value Per Share	$9.68

(1) Redemption price per share may be reduced for any applicable contingent deferred sales charge. (2) Maximum offering price is computed at 100/95.25 of net asset value.

See Notes to Financial Statements.

Janus Investment Fund	19

Janus Henderson Global Bond Fund

Statement of Operations (unaudited)

For the period ended December 31, 2021

Investment Income:
Interest	$2,360,748
Dividends from affiliates	2,440
Affiliated securities lending income, net	119
Unaffiliated securities lending income, net	8
Other income	877
Foreign tax withheld	(24,272)
Total Investment Income	2,339,920
Expenses:
Advisory fees	769,027
12b-1 Distribution and shareholder servicing fees:
Class A Shares	2,150
Class C Shares	5,799
Class S Shares	63
Transfer agent administrative fees and expenses:
Class D Shares	10,207
Class S Shares	63
Class T Shares	9,952
Transfer agent networking and omnibus fees:
Class A Shares	882
Class C Shares	530
Class I Shares	37,706
Other transfer agent fees and expenses:
Class A Shares	61
Class C Shares	35
Class D Shares	6,691
Class I Shares	1,414
Class N Shares	2,437
Class S Shares	9
Class T Shares	31
Registration fees	62,323
Non-affiliated fund administration fees	42,058
Professional fees	30,917
Custodian fees	20,462
Shareholder reports expense	7,914
Affiliated fund administration fees	3,204
Non-interested Trustees’ fees and expenses	2,107
Other expenses	15,512
Total Expenses	1,031,554
Less: Excess Expense Reimbursement and Waivers	(183,402)
Net Expenses	848,152
Net Investment Income/(Loss)	1,491,768

See Notes to Financial Statements.

20	DECEMBER 31, 2021

Janus Henderson Global Bond Fund

Statement of Operations (unaudited)

For the period ended December 31, 2021

Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions (net of foreign taxes of $992)	$121,616
Forward foreign currency exchange contracts	(1,000,000)
Futures contracts	1,006,957
Swap contracts	(1,689,892)
Total Net Realized Gain/(Loss) on Investments	(1,561,319)
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation (net of increase in deferred foreign taxes of $13,344)	(6,061,295)
Forward foreign currency exchange contracts	468,225
Futures contracts	87,382
Swap contracts	427,149
Total Change in Unrealized Net Appreciation/Depreciation	(5,078,539)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$(5,148,090)

See Notes to Financial Statements.

Janus Investment Fund	21

Janus Henderson Global Bond Fund

Statements of Changes in Net Assets

	Period ended December 31, 2021 (unaudited)	Year ended June 30, 2021

Operations:
Net investment income/(loss)	$1,491,768	$3,246,180
Net realized gain/(loss) on investments	(1,561,319)	3,499,909
Change in unrealized net appreciation/depreciation	(5,078,539)	1,092,603
Net Increase/(Decrease) in Net Assets Resulting from Operations	(5,148,090)	7,838,692
Dividends and Distributions to Shareholders:
Class A Shares	(25,956)	(62,977)
Class C Shares	(12,519)	(43,586)
Class D Shares	(289,381)	(805,690)
Class I Shares	(1,146,210)	(1,366,264)
Class N Shares	(2,767,639)	(5,348,392)
Class S Shares	(1,003)	(823)
Class T Shares	(110,573)	(1,273,062)
Net Decrease from Dividends and Distributions to Shareholders	(4,353,281)	(8,900,794)
Capital Share Transactions:
Class A Shares	(69,718)	184,865
Class C Shares	(201,318)	(238,014)
Class D Shares	(2,820,333)	974,977
Class I Shares	629,813	37,039,550
Class N Shares	13,084,810	(12,830,880)
Class S Shares	56,287	(116,309)
Class T Shares	(3,287,054)	(19,585,366)
Net Increase/(Decrease) from Capital Share Transactions	7,392,487	5,428,823
Net Increase/(Decrease) in Net Assets	(2,108,884)	4,366,721
Net Assets:
Beginning of period	243,904,032	239,537,311
End of period	$241,795,148	$243,904,032

See Notes to Financial Statements.

22	DECEMBER 31, 2021

Janus Henderson Global Bond Fund

Financial Highlights

Class A Shares
For a share outstanding during the period ended December 31, 2021 (unaudited) and the year ended June 30	2021	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$10.07	$10.10	$9.63	$9.40	$9.54	$9.84
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.04	0.11	0.12	0.14	0.23	0.15
Net realized and unrealized gain/(loss)	(0.26)	0.22	0.47	0.23	(0.14)	(0.28)
Total from Investment Operations	(0.22)	0.33	0.59	0.37	0.09	(0.13)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.05)	(0.13)	(0.12)	(0.09)	—	—
Distributions (from capital gains)	(0.10)	(0.23)	—	—	—	—
Return of capital	—	—	—	(0.05)	(0.23)	(0.17)
Total Dividends and Distributions	(0.15)	(0.36)	(0.12)	(0.14)	(0.23)	(0.17)
Net Asset Value, End of Period	$9.70	$10.07	$10.10	$9.63	$9.40	$9.54
Total Return*	(2.10)%	3.10%	6.20%	3.96%	0.92%	(1.32)%
Net Assets, End of Period (in thousands)	$1,562	$1,693	$1,530	$1,364	$2,230	$3,124
Average Net Assets for the Period (in thousands)	$1,689	$1,848	$1,532	$1,522	$2,633	$9,227
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.28%	1.25%	1.29%	1.33%	1.10%	1.05%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.97%	0.94%	0.95%	0.97%	0.94%	0.98%
Ratio of Net Investment Income/(Loss)	0.87%	1.04%	1.21%	1.49%	2.39%	1.58%
Portfolio Turnover Rate	14%(2)	63%(2)	164%(2)	248%	249%	210%

Class C Shares
For a share outstanding during the period ended December 31, 2021 (unaudited) and the year ended June 30	2021	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$10.06	$10.11	$9.64	$9.41	$9.54	$9.85
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	—(3)	0.03	0.04	0.07	0.16	0.09
Net realized and unrealized gain/(loss)	(0.24)	0.20	0.48	0.23	(0.13)	(0.30)
Total from Investment Operations	(0.24)	0.23	0.52	0.30	0.03	(0.21)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.02)	(0.05)	(0.05)	(0.05)	—	—
Distributions (from capital gains)	(0.10)	(0.23)	—	—	—	—
Return of capital	—	—	—	(0.02)	(0.16)	(0.10)
Total Dividends and Distributions	(0.12)	(0.28)	(0.05)	(0.07)	(0.16)	(0.10)
Net Asset Value, End of Period	$9.70	$10.06	$10.11	$9.64	$9.41	$9.54
Total Return*	(2.38)%	2.15%	5.41%	3.19%	0.33%	(2.16)%
Net Assets, End of Period (in thousands)	$1,005	$1,243	$1,491	$1,646	$2,422	$3,334
Average Net Assets for the Period (in thousands)	$1,112	$1,489	$1,525	$1,849	$2,908	$4,557
Ratios to Average Net Assets**:
Ratio of Gross Expenses	2.15%	2.01%	2.03%	2.04%	1.80%	1.80%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.74%	1.67%	1.69%	1.71%	1.65%	1.72%
Ratio of Net Investment Income/(Loss)	0.10%	0.30%	0.46%	0.74%	1.68%	0.93%
Portfolio Turnover Rate	14%(2)	63%(2)	164%(2)	248%	249%	210%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Portfolio Turnover Rate excludes TBA (to be announced) purchase and sales commitments.

(3) Less than $0.005 on a per share basis.

See Notes to Financial Statements.

Janus Investment Fund	23

Janus Henderson Global Bond Fund

Financial Highlights

Class D Shares
For a share outstanding during the period ended December 31, 2021 (unaudited) and the year ended June 30	2021	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$10.06	$10.09	$9.62	$9.39	$9.53	$9.84
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.05	0.13	0.13	0.16	0.25	0.18
Net realized and unrealized gain/(loss)	(0.26)	0.22	0.48	0.23	(0.14)	(0.30)
Total from Investment Operations	(0.21)	0.35	0.61	0.39	0.11	(0.12)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.06)	(0.15)	(0.14)	(0.11)	—	—
Distributions (from capital gains)	(0.10)	(0.23)	—	—	—	—
Return of capital	—	—	—	(0.05)	(0.25)	(0.19)
Total Dividends and Distributions	(0.16)	(0.38)	(0.14)	(0.16)	(0.25)	(0.19)
Net Asset Value, End of Period	$9.69	$10.06	$10.09	$9.62	$9.39	$9.53
Total Return*	(2.01)%	3.32%	6.43%	4.18%	1.12%	(1.24)%
Net Assets, End of Period (in thousands)	$16,304	$19,754	$18,928	$10,293	$12,026	$10,045
Average Net Assets for the Period (in thousands)	$18,216	$21,961	$13,105	$10,705	$11,262	$10,889
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.96%	0.92%	0.93%	1.00%	0.92%	0.90%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.79%	0.73%	0.74%	0.76%	0.75%	0.78%
Ratio of Net Investment Income/(Loss)	1.05%	1.24%	1.37%	1.68%	2.55%	1.90%
Portfolio Turnover Rate	14%(2)	63%(2)	164%(2)	248%	249%	210%

Class I Shares
For a share outstanding during the period ended December 31, 2021 (unaudited) and the year ended June 30	2021	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$10.08	$10.09	$9.62	$9.39	$9.53	$9.84
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.06	0.14	0.14	0.16	0.25	0.19
Net realized and unrealized gain/(loss)	(0.28)	0.23	0.48	0.23	(0.13)	(0.31)
Total from Investment Operations	(0.22)	0.37	0.62	0.39	0.12	(0.12)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.07)	(0.15)	(0.15)	(0.11)	—	—
Distributions (from capital gains)	(0.10)	(0.23)	—	—	—	—
Return of capital	—	—	—	(0.05)	(0.26)	(0.19)
Total Dividends and Distributions	(0.17)	(0.38)	(0.15)	(0.16)	(0.26)	(0.19)
Net Asset Value, End of Period	$9.69	$10.08	$10.09	$9.62	$9.39	$9.53
Total Return*	(2.17)%	3.55%	6.47%	4.24%	1.17%	(1.19)%
Net Assets, End of Period (in thousands)	$64,564	$66,581	$29,927	$22,953	$25,421	$31,136
Average Net Assets for the Period (in thousands)	$66,931	$40,487	$21,968	$22,886	$31,326	$33,938
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.86%	0.85%	0.85%	0.88%	0.82%	0.81%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.72%	0.70%	0.70%	0.71%	0.69%	0.73%
Ratio of Net Investment Income/(Loss)	1.12%	1.33%	1.45%	1.74%	2.62%	1.94%
Portfolio Turnover Rate	14%(2)	63%(2)	164%(2)	248%	249%	210%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Portfolio Turnover Rate excludes TBA (to be announced) purchase and sales commitments.

See Notes to Financial Statements.

24	DECEMBER 31, 2021

Janus Henderson Global Bond Fund

Financial Highlights

Class N Shares
For a share outstanding during the period ended December 31, 2021 (unaudited) and the year ended June 30	2021	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$10.05	$10.09	$9.61	$9.39	$9.52	$9.83
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.06	0.14	0.15	0.17	0.26	0.20
Net realized and unrealized gain/(loss)	(0.26)	0.21	0.49	0.22	(0.13)	(0.31)
Total from Investment Operations	(0.20)	0.35	0.64	0.39	0.13	(0.11)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.07)	(0.16)	(0.16)	(0.11)	—	—
Distributions (from capital gains)	(0.10)	(0.23)	—	—	—	—
Return of capital	—	—	—	(0.06)	(0.26)	(0.20)
Total Dividends and Distributions	(0.17)	(0.39)	(0.16)	(0.17)	(0.26)	(0.20)
Net Asset Value, End of Period	$9.68	$10.05	$10.09	$9.61	$9.39	$9.52
Total Return*	(1.92)%	3.36%	6.69%	4.23%	1.38%	(1.09)%
Net Assets, End of Period (in thousands)	$152,414	$145,333	$158,474	$166,397	$183,605	$178,045
Average Net Assets for the Period (in thousands)	$155,771	$148,263	$161,595	$170,128	$186,758	$188,871
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.75%	0.74%	0.74%	0.77%	0.72%	0.70%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.61%	0.60%	0.60%	0.61%	0.60%	0.62%
Ratio of Net Investment Income/(Loss)	1.24%	1.38%	1.55%	1.83%	2.72%	2.07%
Portfolio Turnover Rate	14%(2)	63%(2)	164%(2)	248%	249%	210%

Class S Shares
For a share outstanding during the period ended December 31, 2021 (unaudited) and the year ended June 30	2021	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$10.00	$10.10	$9.64	$9.41	$9.54	$9.85
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.04	0.08	0.11	0.13	0.22	0.17
Net realized and unrealized gain/(loss)	(0.21)	0.16	0.46	0.23	(0.13)	(0.32)
Total from Investment Operations	(0.17)	0.24	0.57	0.36	0.09	(0.15)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.04)	(0.11)	(0.11)	(0.09)	—	—
Distributions (from capital gains)	(0.10)	(0.23)	—	—	—	—
Return of capital	—	—	—	(0.04)	(0.22)	(0.16)
Total Dividends and Distributions	(0.14)	(0.34)	(0.11)	(0.13)	(0.22)	(0.16)
Net Asset Value, End of Period	$9.69	$10.00	$10.10	$9.64	$9.41	$9.54
Total Return*	(1.61)%	2.19%	5.92%	3.93%	0.92%	(1.52)%
Net Assets, End of Period (in thousands)	$74	$20	$133	$319	$448	$448
Average Net Assets for the Period (in thousands)	$49	$41	$89	$375	$435	$369
Ratios to Average Net Assets**:
Ratio of Gross Expenses	7.48%	8.61%	4.64%	2.01%	1.40%	1.21%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.16%	1.11%	1.10%	1.01%	1.05%	1.07%
Ratio of Net Investment Income/(Loss)	0.72%	0.77%	1.09%	1.43%	2.25%	1.76%
Portfolio Turnover Rate	14%(2)	63%(2)	164%(2)	248%	249%	210%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Portfolio Turnover Rate excludes TBA (to be announced) purchase and sales commitments.

See Notes to Financial Statements.

Janus Investment Fund	25

Janus Henderson Global Bond Fund

Financial Highlights

Class T Shares
For a share outstanding during the period ended December 31, 2021 (unaudited) and the year ended June 30	2021	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$9.91	$10.10	$9.63	$9.40	$9.53	$9.84
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.05	0.11	0.13	0.15	0.24	0.17
Net realized and unrealized gain/(loss)	(0.12)	0.07	0.47	0.23	(0.13)	(0.30)
Total from Investment Operations	(0.07)	0.18	0.60	0.38	0.11	(0.13)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.06)	(0.14)	(0.13)	(0.10)	—	—
Distributions (from capital gains)	(0.10)	(0.23)	—	—	—	—
Return of capital	—	—	—	(0.05)	(0.24)	(0.18)
Total Dividends and Distributions	(0.16)	(0.37)	(0.13)	(0.15)	(0.24)	(0.18)
Net Asset Value, End of Period	$9.68	$9.91	$10.10	$9.63	$9.40	$9.53
Total Return*	(0.66)%	1.56%	6.32%	4.09%	1.14%	(1.32)%
Net Assets, End of Period (in thousands)	$5,873	$9,280	$29,055	$5,048	$6,600	$5,804
Average Net Assets for the Period (in thousands)	$7,855	$33,807	$6,485	$5,509	$6,097	$7,240
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.03%	1.00%	1.03%	1.07%	0.99%	0.95%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.84%	0.84%	0.85%	0.85%	0.83%	0.86%
Ratio of Net Investment Income/(Loss)	0.98%	1.10%	1.32%	1.60%	2.46%	1.80%
Portfolio Turnover Rate	14%(2)	63%(2)	164%(2)	248%	249%	210%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Portfolio Turnover Rate excludes TBA (to be announced) purchase and sales commitments.

See Notes to Financial Statements.

26	DECEMBER 31, 2021

Janus Henderson Global Bond Fund

Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

Janus Henderson Global Bond Fund (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 41 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks total return, consistent with preservation of capital. The Fund is classified as diversified, as defined in the 1940 Act. Janus Henderson Investors US LLC (formerly Janus Capital Management LLC) is the investment adviser (the “Adviser”) to the Fund.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares.

Class A Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class C Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, and bank trust platforms.

Class C Shares are closed to investments by new employer-sponsored retirement plans and existing employer-sponsored retirement plans are no longer able to make additional purchases or exchanges into Class C Shares.

The Funds currently implement an automatic conversion feature pursuant to which Class C Shares that have been held for eight years are automatically converted to Class A Shares without the imposition of any sales charge, fee or other charge. The conversion will generally occur no later than ten business days in the month following the month of the eighth anniversary of the date of purchase. Class C Shares purchased through the reinvestment of dividends and other distributions on Class C Shares will convert to Class A Shares at the same time as the original Class C Shares with respect to which they were purchased. For Class C Shares held in omnibus accounts on intermediary platforms, the Fund will rely on these intermediaries to implement this conversion feature. Your financial intermediary may have separate policies and procedures as to when and how Class C Shares may be converted to Class A Shares. Please contact your financial intermediary for additional information.

Effective July 6, 2020, Class D Shares are available to new investors, subject to any closed fund policies for a Fund, as applicable. Previously, Class D Shares were only available to investors who already had a direct account with the Janus Henderson funds; immediate family members or members of the same household of an eligible individual investor; and existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus Henderson funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments, who established Class I Share accounts before August 4, 2017.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of: 1) certain adviser-assisted, employer-sponsored retirement plans, including 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and certain welfare benefit plans, such as health savings accounts, and nonqualified deferred compensation plans; and 2) retail investors purchasing in qualified or nonqualified accounts, whose accounts are held through an omnibus account at their financial intermediary, and where the financial intermediary requires no payment or reimbursement from the Fund, the Adviser, or its affiliates. Class N Shares are also available to Janus Henderson proprietary products and to certain direct institutional investors approved by Janus Distributors US LLC dba Janus Henderson Distributors (formerly Janus Distributors LLC) (the “Distributor”) including, but not limited to, corporations, certain retirement plans, public plans, and foundations and endowments, subject to minimum investment requirements.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory

Janus Investment Fund	27

Janus Henderson Global Bond Fund

Notes to Financial Statements (unaudited)

programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with the Adviser or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with the Adviser or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with United States of America generally accepted accounting principles ("US GAAP").

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service

28	DECEMBER 31, 2021

Janus Henderson Global Bond Fund

Notes to Financial Statements (unaudited)

approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of December 31, 2021 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income is recorded daily on the accrual basis and includes amortization of premiums and accretion of discounts. The Fund classifies gains and losses on prepayments received as an adjustment to interest income. Debt securities may be placed in non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivables when collection of all or a portion of interest has become doubtful. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Janus Investment Fund	29

Janus Henderson Global Bond Fund

Notes to Financial Statements (unaudited)

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

Dividends are declared daily and distributed monthly for the Fund. Realized capital gains, if any, are declared and distributed in December. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or a Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Fund's equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Derivative Instruments

The Fund may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Fund may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on futures contracts, options on foreign currencies, options on recovery locks, options on security and commodity indices, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Fund during the period ended December 31, 2021 is discussed in further detail below. A summary of derivative activity by the Fund is reflected in the tables at the end of the Schedule of Investments.

The Fund may use derivative instruments for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions), to adjust currency exposure relative to a benchmark index, or for speculative purposes (to earn income and seek to enhance returns). When the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Fund may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly. The Fund’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks.

In pursuit of its investment objective, the Fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

• Commodity Risk – the risk related to the change in value of commodities or commodity-linked investments due to changes in the overall market movements, volatility of the underlying benchmark, changes in interest rates, or

30	DECEMBER 31, 2021

Janus Henderson Global Bond Fund

Notes to Financial Statements (unaudited)

other factors affecting a particular industry or commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

• Counterparty Risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

• Credit Risk – the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

• Currency Risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

• Equity Risk – the risk related to the change in value of equity securities as they relate to increases or decreases in the general market.

• Index Risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

• Interest Rate Risk – the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Fund’s NAV to likewise decrease.

• Leverage Risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Fund creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

• Liquidity Risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Fund may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. Additionally, the Fund may deposit cash and/or treasuries as collateral with the counterparty and/or custodian daily (based on the daily valuation of the financial asset) if the Fund has a net aggregate unrealized loss on OTC derivative contracts with a particular counterparty. All liquid securities and restricted cash are considered to cover in an amount at all times equal to or greater than the Fund’s commitment with respect to certain exchange-traded derivatives, centrally cleared derivatives, forward foreign currency exchange contracts, short sales, and/or securities with extended settlement dates. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on the Adviser’s ability to establish and maintain appropriate systems and trading.

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract (“forward currency contract”) is an obligation to buy or sell a specified currency at a future date at a negotiated rate (which may be U.S. dollars or a foreign currency). The Fund may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Fund may also invest in forward currency contracts for non-hedging purposes such as seeking to enhance returns. The Fund is subject to currency risk and counterparty risk in the normal course of pursuing its investment objective through its investments in forward currency contracts.

Forward currency contracts are valued by converting the foreign value to U.S. dollars by using the current spot U.S. dollar exchange rate and/or forward rate for that currency. Exchange and forward rates as of the close of the NYSE are

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Notes to Financial Statements (unaudited)

used to value the forward currency contracts. The unrealized appreciation/(depreciation) for forward currency contracts is reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations for the change in unrealized net appreciation/depreciation (if applicable). The realized gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a forward currency contract is reported on the Statement of Operations (if applicable).

During the period, the Fund entered into forward currency contracts with the obligation to purchase foreign currencies in the future at an agreed upon rate in order to take a positive outlook on the related currency. These forward contracts seek to increase exposure to currency risk.

During the period, the Fund entered into forward currency contracts with the obligation to purchase foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Fund.

During the period, the Fund entered into forward currency contracts with the obligation to sell foreign currencies in the future at an agreed upon rate in order to take a negative outlook on the related currency. These forward contracts seek to increase exposure to currency risk.

During the period, the Fund entered into forward currency contracts with the obligation to sell foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Fund.

Futures Contracts

A futures contract is an exchange-traded agreement to take or make delivery of an underlying asset at a specific time in the future for a specific predetermined negotiated price. The Fund may enter into futures contracts to gain exposure to the stock market or other markets pending investment of cash balances or to meet liquidity needs. The Fund is subject to interest rate risk, equity risk, and currency risk in the normal course of pursuing its investment objective through its investments in futures contracts. The Fund may also use such derivative instruments to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts on commodities are valued at the settlement price on valuation date on the commodities exchange as reported by an approved vendor. Mini contracts, as defined in the description of the contract, shall be valued using the Actual Settlement Price or “ASET” price type as reported by an approved vendor. In the event that foreign futures trade when the foreign equity markets are closed, the last foreign futures trade price shall be used. Futures contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statement of Assets and Liabilities (if applicable). The change in unrealized net appreciation/depreciation is reported on the Statement of Operations (if applicable). When a contract is closed, a realized gain or loss is reported on the Statement of Operations (if applicable), equal to the difference between the opening and closing value of the contract. Securities held by the Fund that are designated as collateral for market value on futures contracts are noted on the Schedule of Investments (if applicable). Such collateral is in the possession of the Fund’s futures commission merchant.

With futures, there is minimal counterparty credit risk to the Fund since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

During the period, the Fund purchased interest rate futures to increase exposure to interest rate risk.

During the period, the Fund sold interest rate futures to decrease exposure to interest rate risk.

Swaps

Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year to exchange one set of cash flows for another. The most significant factor in the performance of swap agreements is the change in value of the specific index, security, or currency, or other factors that determine the amounts of payments due to and from the Fund. The use of swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Swap transactions may in some instances involve the delivery of securities or other underlying assets by the Fund or its counterparty to collateralize obligations under the swap. If the other party to a swap that is not collateralized defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. Swap

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Janus Henderson Global Bond Fund

Notes to Financial Statements (unaudited)

agreements entail the risk that a party will default on its payment obligations to the Fund. If the other party to a swap defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. If the Fund utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Fund and reduce the Fund’s total return.

Swap agreements also bear the risk that the Fund will not be able to meet its obligation to the counterparty. Swap agreements are typically privately negotiated and entered into in the OTC market. However, certain swap agreements are required to be cleared through a clearinghouse and traded on an exchange or swap execution facility. Swaps that are required to be cleared are required to post initial and variation margins in accordance with the exchange requirements. Regulations enacted require the Fund to centrally clear certain interest rate and credit default index swaps through a clearinghouse or central counterparty (“CCP”). To clear a swap with a CCP, the Fund will submit the swap to, and post collateral with, a futures clearing merchant (“FCM”) that is a clearinghouse member. Alternatively, the Fund may enter into a swap with a financial institution other than the FCM (the “Executing Dealer”) and arrange for the swap to be transferred to the FCM for clearing. The Fund may also enter into a swap with the FCM itself. The CCP, the FCM, and the Executing Dealer are all subject to regulatory oversight by the U.S. Commodity Futures Trading Commission (“CFTC”). A default or failure by a CCP or an FCM, or the failure of a swap to be transferred from an Executing Dealer to the FCM for clearing, may expose the Fund to losses, increase its costs, or prevent the Fund from entering or exiting swap positions, accessing collateral, or fully implementing its investment strategies. The regulatory requirement to clear certain swaps could, either temporarily or permanently, reduce the liquidity of cleared swaps or increase the costs of entering into those swaps.

Index swaps, interest rate swaps, inflation swaps and credit default swaps are valued using an approved vendor supplied price. Basket swaps are valued using a broker supplied price. Equity swaps that consist of a single underlying equity are valued either at the closing price, the latest bid price, or the last sale price on the primary market or exchange it trades. The market value of swap contracts are aggregated by positive and negative values and are disclosed separately as an asset or liability on the Fund’s Statement of Assets and Liabilities (if applicable). Realized gains and losses are reported on the Fund’s Statement of Operations (if applicable). The change in unrealized net appreciation or depreciation during the period is included in the Statement of Operations (if applicable).

The Fund’s maximum risk of loss from counterparty risk or credit risk is the discounted value of the payments to be received from/paid to the counterparty over the contract’s remaining life, to the extent that the amount is positive. The risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to cover the Fund’s exposure to the counterparty.

The Fund’s use of interest rate swaps involves investment techniques and risks different from those associated with ordinary portfolio security transactions. Interest rate swaps do not involve the delivery of securities, other underlying assets, or principal. Interest rate swaps involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments). Interest rate swaps may result in potential losses if interest rates do not move as expected or if the counterparties are unable to satisfy their obligations. Interest rate swaps are generally entered into on a net basis. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make.

During the period, the Fund entered into interest rate swaps paying a floating interest rate and receiving a fixed interest rate in order to increase interest rate risk (duration) exposure. As interest rates fall, the Fund benefits by paying a lower future floating rate, while receiving a fixed rate that has not decreased.

The Fund may enter into inflation swaps to add protection from adverse movements in the rate of inflation. Inflation-linked swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of fixed rate payments for floating rate payments or an exchange of floating rate payments based on two different reference indices). By design, one of the reference indices is an inflation index. An inflation swap may result in potential losses if inflation does not move as expected or if the counterparties are unable to satisfy their obligations. An inflation swap held long by a Fund can potentially lose value if the rate of inflation over the life of the swap is less than the fixed rate that the Fund agrees to pay at the initiation of the swap.

During the period, the Fund entered into inflation swaps paying a floating interest rate linked to an inflation index; i.e. actual realized inflation and receiving a fixed interest rate in order to decrease the Fund’s exposure to inflation. With lower inflation, the Fund benefits by paying a lower floating rate, while receiving a higher fixed rate that has not decreased.

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Notes to Financial Statements (unaudited)

There were no inflation swaps held at December 31, 2021.

3. Other Investments and Strategies

Additional Investment Risk

The Fund may be invested in lower-rated debt securities that have a higher risk of default or loss of value since these securities may be sensitive to economic changes, political changes, or adverse developments specific to the issuer.

In response to the COVID-19 pandemic, the U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets, including reducing interest rates to record-low levels. Extremely low or negative interest rates may become more prevalent or may not work as intended. As there is little precedent for this situation, the impact on various markets that interest rate or other significant policy changes may have is unknown. The withdrawal of this support, a failure of measures put in place in response to such economic uncertainty, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation.

Widespread disease, including pandemics and epidemics, and natural or environmental disasters, including those which may be attributable to global climate change, such as earthquakes, fires, floods, hurricanes, tsunamis and weather-related phenomena generally, have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a Fund’s investments. Economies and financial markets throughout the world have become increasingly interconnected, which increases the likelihood that events or conditions in one region or country will adversely affect markets or issuers in other regions or countries, including the United States. These disruptions could prevent a Fund from executing advantageous investment decisions in a timely manner and negatively impact a Fund’s ability to achieve its investment objective(s). Any such event(s) could have a significant adverse impact on the value of a Fund. In addition, these disruptions could also impair the information technology and other operational systems upon which the Fund’s service providers, including the Adviser or the subadviser (as applicable), rely, and could otherwise disrupt the ability of employees of the Fund’s service providers to perform essential tasks on behalf of the Fund. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance and reinsurance companies that insure or reinsure against the impact of natural disasters.

A number of countries in the European Union (the “EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen, or spread further within the EU. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Among other things, these developments have adversely affected the value and exchange rate of the euro and pound sterling, and may continue to significantly affect the economies of all EU countries, which in turn may have a material adverse effect on the Fund’s investments in such countries, other countries that depend on EU countries for significant amounts of trade or investment, or issuers with exposure to debt issued by certain EU countries.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the "Offsetting Assets and Liabilities" section of this Note for further details.

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Janus Henderson Global Bond Fund

Notes to Financial Statements (unaudited)

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that the Adviser believes to be creditworthy at the time of the transaction. There is always the risk that the Adviser’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Emerging Market Investing

Within the parameters of its specific investment policies, the Fund may invest in securities of issuers or companies from or with exposure to one or more “developing countries” or “emerging market countries.” Such countries include but are not limited to countries included in the MSCI Emerging Markets IndexSM. Emerging market countries in which the Fund may invest include frontier market countries, the economies of which are less developed than other emerging market countries. To the extent that the Fund invests a significant amount of its assets in one or more of these countries, its returns and net asset value may be affected to a large degree by events and economic conditions in such countries. The risks of foreign investing are heightened when investing in emerging markets, which may result in the price of investments in emerging markets experiencing sudden and sharp price swings. In many developing markets, there is less government supervision and regulation of stock exchanges, brokers, and listed companies, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. Similarly, issuers in such markets may not be subject to regulatory, accounting, auditing, and financial reporting and recordkeeping standards comparable to those to which U.S. companies are subject. There is a risk in developing countries that a current or future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, seizure, nationalization, sanctions or imposition of restrictions by various governmental entities on investment and trading, or creation of government monopolies, any of which may have a detrimental effect on the Fund’s investments. In addition, the Fund’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Fund’s investments. To the extent that the Fund invests a significant portion of its assets in the securities of issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the Fund’s performance. Developing countries may also experience a higher level of exposure and vulnerability to the adverse effects of climate change. This can be attributed to both the geographic location of emerging market countries and/or a country’s lack of access to technology or resources to adjust and adapt to its effects. An increased occurrence and severity of natural disasters and extreme weather events such as droughts and decreased crop yields, heat waves, flooding and rising sea levels, and increased spread of disease, could cause harmful effects to the performance of affected economies. Additionally, foreign and emerging market risks, including, but not limited to, price controls, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, nationalization, and restrictions on repatriation of assets may be heightened to the extent the Fund invests in Chinese local market securities.

Inflation-Linked Securities

The Fund may invest in inflation-indexed bonds, including municipal inflation-indexed bonds and corporate inflation-indexed bonds, or in derivatives that are linked to these securities. Inflation-linked bonds are fixed-income securities that have a principal value that is periodically adjusted according to the rate of inflation. If an index measuring inflation falls, the principal value of inflation-indexed bonds will typically be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Because of their inflation adjustment feature, inflation-linked bonds typically have lower yields than conventional fixed-rate bonds. In addition, inflation-linked bonds also normally decline in price when real interest rates rise. In the event of deflation, when prices decline over time, the principal and income of inflation-linked bonds would likely decline, resulting in losses to the Fund.

In the case of Treasury Inflation-Protected Securities, also known as TIPS, repayment of original bond principal upon maturity (as adjusted for inflation) is guaranteed by the U.S. Treasury. For inflation-linked bonds that do not provide a similar guarantee, the adjusted principal value of the inflation-linked bond repaid at maturity may be less than the original principal. Other non-U.S. sovereign governments also issue inflation-linked securities (sometimes referred to as “linkers”) that are tied to their own local consumer price indices. In certain of these non-U.S. jurisdictions, the repayment

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Janus Henderson Global Bond Fund

Notes to Financial Statements (unaudited)

of the original bond principal upon the maturity of an inflation-linked bond is not guaranteed, allowing for the amount of the bond repaid at maturity to be less than par. Inflation-linked bonds may also be issued by, or related to, sovereign governments of other developed countries, emerging market countries, or companies or other entities not affiliated with governments.

Mortgage- and Asset-Backed Securities

Mortgage- and asset-backed securities represent interests in “pools” of commercial or residential mortgages or other assets, including consumer and commercial loans or receivables. The Fund may purchase fixed or variable rate commercial or residential mortgage-backed securities issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”), or other governmental or government-related entities. Ginnie Mae’s guarantees are backed as to the timely payment of principal and interest by the full faith and credit of the U.S. Government. Fannie Mae and Freddie Mac securities are not backed by the full faith and credit of the U.S. Government. In September 2008, the Federal Housing Finance Agency (“FHFA”), an agency of the U.S. Government, placed Fannie Mae and Freddie Mac under conservatorship. Since that time, Fannie Mae and Freddie Mac have received capital support through U.S. Treasury preferred stock purchases and Treasury and Federal Reserve purchases of their mortgage-backed securities. The FHFA and the U.S. Treasury have imposed strict limits on the size of these entities’ mortgage portfolios. The FHFA has the power to cancel any contract entered into by Fannie Mae and Freddie Mac prior to FHFA’s appointment as conservator or receiver, including the guarantee obligations of Fannie Mae and Freddie Mac.

The Fund may also purchase other mortgage- and asset-backed securities through single- and multi-seller conduits, collateralized debt obligations, structured investment vehicles, and other similar securities. Asset-backed securities may be backed by various consumer obligations, including automobile loans, equipment leases, credit card receivables, or other collateral. In the event the underlying loans are not paid, the securities’ issuer could be forced to sell the assets and recognize losses on such assets, which could impact your return. Unlike traditional debt instruments, payments on these securities include both interest and a partial payment of principal. Mortgage- and asset-backed securities are subject to both extension risk, where borrowers pay off their debt obligations more slowly in times of rising interest rates, and prepayment risk, where borrowers pay off their debt obligations sooner than expected in times of declining interest rates. These risks may reduce the Fund’s returns. In addition, investments in mortgage- and asset-backed securities, including those comprised of subprime mortgages, may be subject to a higher degree of credit risk, valuation risk, extension risk (if interest rates rise), and liquidity risk than various other types of fixed-income securities. Additionally, although mortgage-backed securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that guarantors or insurers will meet their obligations.

Offsetting Assets and Liabilities

The Fund presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs OTC derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, in the event of a default and/or termination event, the Fund may offset with each counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment.

The following tables present gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see the “Fair Value of Derivative Instruments (not accounted for as hedging instruments) as of December 31, 2021” table located in the Fund’s Schedule of Investments.

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Janus Henderson Global Bond Fund

Notes to Financial Statements (unaudited)

Offsetting of Financial Assets and Derivative Assets

	Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Assets	or Liability(a)	Pledged(b)	Net Amount

Bank of America, National Association	$4,674	$(4,674)	$—	$—
Barclays Capital, Inc.	38,242	(7,541)	—	30,701
HSBC Securities (USA), Inc.	91,434	(14,702)	—	76,732
JPMorgan Chase Bank, National Association	58,486	(29,955)	—	28,531
Morgan Stanley & Co	24,798	(24,798)	—	—

Total	$217,634	$(81,670)	$—	$135,964
Offsetting of Financial Liabilities and Derivative Liabilities

	Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Liabilities	or Liability(a)	Pledged(b)	Net Amount

Bank of America, National Association	$9,691	$(4,674)	$—	$5,017
Barclays Capital, Inc.	7,541	(7,541)	—	—
HSBC Securities (USA), Inc.	14,702	(14,702)	—	—
JPMorgan Chase Bank, National Association	29,955	(29,955)	—	—
Morgan Stanley & Co	206,799	(24,798)	—	182,001

Total	$268,688	$(81,670)	$—	$187,018
(a)

Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

The Fund generally does not exchange collateral on its forward foreign currency contracts with its counterparties; however, all liquid securities and restricted cash are considered to cover in an amount at all times equal to or greater than the Fund’s commitment with respect to these contracts. Certain securities may be segregated at the Fund’s custodian. These segregated securities are denoted on the accompanying Schedule of Investments and are evaluated daily to ensure their cover and/or market value equals or exceeds the Fund’s corresponding forward foreign currency exchange contract's obligation value.

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Securities Lending

Under procedures adopted by the Trustees, the Fund may seek to earn additional income by lending securities to certain qualified broker-dealers and institutions. JPMorgan Chase Bank, National Association acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold

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Notes to Financial Statements (unaudited)

short-term investments, hold collateral, and perform other custodial functions in accordance with the Non-Custodial Securities Lending Agreement. The Fund may lend fund securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, the Adviser makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the Securities and Exchange Commission (the "SEC"). If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund. In certain circumstances individual loan transactions could yield negative returns.

Upon receipt of cash collateral, the Adviser may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. The Adviser currently intends to primarily invest the cash collateral in a cash management vehicle for which the Adviser serves as investment adviser, Janus Henderson Cash Collateral Fund LLC, or in time deposits. An investment in Janus Henderson Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Fund to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Fund and Janus Henderson Cash Collateral Fund LLC, the Adviser has an inherent conflict of interest as a result of its fiduciary duties to both the Fund and Janus Henderson Cash Collateral Fund LLC. Additionally, the Adviser receives an investment advisory fee of 0.05% for managing Janus Henderson Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Fund may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation. Additional required collateral, or excess collateral returned, is delivered on the next business day. Therefore, the value of the collateral held may be temporarily less than 102% or 105% value of the securities on loan. The cash collateral invested by the Adviser is disclosed in the Schedule of Investments (if applicable).

Income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the lending agent are included as “Affiliated securities lending income, net” on the Statement of Operations.

There were no securities on loan as of December 31, 2021.

Sovereign Debt

The Fund may invest in U.S. and non-U.S. government debt securities (“sovereign debt”). Some investments in sovereign debt, such as U.S. sovereign debt, are considered low risk. However, investments in sovereign debt, especially the debt of less developed countries, can involve a high degree of risk, including the risk that the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or to pay the interest on its sovereign debt in a timely manner. A sovereign debtor’s willingness or ability to satisfy its debt obligation may be affected by various factors including, but not limited to, its cash flow situation, the extent of its foreign currency reserves, the availability of foreign exchange when a payment is due, the relative size of its debt position in relation to its economy as a whole, the sovereign debtor’s policy toward international lenders, and local political constraints to which the governmental entity may be subject. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies, and other entities. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance, or repay principal or interest when due may result in the cancellation of third party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to timely service its debts. The Fund may be requested to participate in the rescheduling of such sovereign debt and to extend further loans to governmental entities, which may adversely affect the Fund’s holdings. In the event of default, there may be limited or no legal remedies for collecting sovereign debt and there may be no

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Janus Henderson Global Bond Fund

Notes to Financial Statements (unaudited)

bankruptcy proceedings through which the Fund may collect all or part of the sovereign debt that a governmental entity has not repaid. In addition, to the extent the Fund invests in non-U.S. sovereign debt, it may be subject to currency risk.

TBA Commitments

The Fund may enter into “to be announced” or “TBA” commitments. TBAs are forward agreements for the purchase or sale of securities, including mortgage-backed securities, for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate, and mortgage terms. Although the particular TBA securities must meet industry-accepted “good delivery” standards, there can be no assurance that a security purchased on forward commitment basis will ultimately be issued or delivered by the counterparty. During the settlement period, the Fund will still bear the risk of any decline in the value of the security to be delivered. Because TBA commitments do not require the delivery of a specific security, the characteristics of the security delivered to the Fund may be less favorable than expected. If the counterparty to a transaction fails to deliver the security, the Fund could suffer a loss. To facilitate TBA commitments, the Fund will segregate or otherwise earmark liquid assets marked to market daily in an amount at least equal to such TBA commitments. Proposed rules of the Financial Industry Regulatory Authority (“FINRA”) include mandatory margin requirements for TBA commitments which, in some circumstances, will require the Fund to also post collateral. These collateral requirements may increase costs associated with the Fund’s participation in the TBA market.

When-Issued, Delayed Delivery and Forward Commitment Transactions

The Fund may purchase or sell securities on a when-issued, delayed delivery, or forward commitment basis. When purchasing a security on a when-issued, delayed delivery, or forward commitment basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. Typically, no income accrues on securities the Fund has committed to purchase prior to the time delivery of the securities is made. Because the Fund is not required to pay for the security until the delivery date, these risks are in addition to the risks associated with the Fund’s other investments. If the other party to a transaction fails to deliver the securities, the Fund could miss a favorable price or yield opportunity. If the Fund remains substantially fully invested at a time when when-issued, delayed delivery, or forward commitment purchases are outstanding, the purchases may result in a form of leverage. If the Fund remains substantially fully invested at a time when when-issued, delayed delivery, or forward commitment purchases (including TBA commitments) are outstanding, the purchases may result in a form of leverage.

When the Fund has sold a security on a when-issued, delayed delivery, or forward commitment basis, the Fund does not participate in future gains or losses with respect to the security. If the other party to a transaction fails to pay for the securities, the Fund could suffer a loss. Additionally, when selling a security on a when-issued, delayed delivery, or forward commitment basis without owning the security, the Fund will incur a loss if the security’s price appreciates in value such that the security’s price is above the agreed upon price on the settlement date. The Fund may dispose of or renegotiate a transaction after it is entered into, and may purchase or sell when-issued, delayed delivery or forward commitment securities before the settlement date, which may result in a gain or loss.

4. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays the Adviser an investment advisory fee which is calculated daily and paid monthly. The following table reflects the Fund’s contractual investment advisory fee rate (expressed as an annual rate).

Average Daily Net Assets of the Fund	Contractual Investment Advisory Fee (%)
First $1 Billion	0.60
Next $1 Billion	0.55
Over $2 Billion	0.50

The Fund’s actual investment advisory fee rate for the reporting period was 0.61% of average annual net assets before any applicable waivers.

The Adviser has entered into a personnel-sharing arrangement with its foreign (non-U.S.) affiliate, Janus Capital International Limited (UK) (“JCIL”), pursuant to which one or more employees of JCIL may also serve as “associated persons” of the Adviser. In this capacity, such employees of JCIL are subject to the oversight and supervision of the Adviser and may provide portfolio management, research, and related services to the Fund on behalf of the Adviser. The

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Janus Henderson Global Bond Fund

Notes to Financial Statements (unaudited)

responsibilities of both the Adviser and JCIL under the participating affiliate arrangement are documented in a memorandum of understanding between the two entities.

The Adviser has contractually agreed to waive the investment advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s total annual fund operating expenses, including the investment advisory fee, but excluding the fees payable pursuant to a Rule 12b-1 plan, shareholder servicing fees, such as transfer agency fees (including out-of-pocket costs), administrative services fees and any networking/omnibus payable by any share class, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.59% of the Fund’s average daily net assets. The Adviser has agreed to continue the waivers for at least a one-year period commencing October 28, 2021. If applicable, amounts waived and/or reimbursed to the Fund by the Adviser are disclosed as “Excess Expense Reimbursement and Waivers” on the Statement of Operations.

Janus Henderson Services US LLC (formerly Janus Services LLC) (the “Transfer Agent”), a wholly-owned subsidiary of the Adviser, is the Fund’s transfer agent. In addition, the Transfer Agent provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund. The Transfer Agent is not compensated for its services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to the Transfer Agent, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between the Transfer Agent and the Fund, the Transfer Agent may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. The Adviser and its affiliates benefit from an increase in assets that may result from such relationships. The Funds’ Trustees have set limits on fees that the Funds may incur with respect to administrative fees paid for omnibus or networked accounts. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Fund pays an annual administrative services fee based on the average daily net assets of Class D Shares for shareholder services provided by the Transfer Agent, as detailed below.

Average Daily Net Assets of Class D Shares of the Janus Henderson funds	Administrative Services Fee
Under $40 billion	0.12%
$40 billion – $49.9 billion	0.10%
Over $49.9 billion	0.08%

The Fund’s actual Class D administrative fee rate was 0.11% for the reporting period.

The Transfer Agent provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

The Transfer Agent receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class S Shares and Class T Shares for providing or procuring administrative services to investors in Class S Shares and Class T Shares of the Fund. The Transfer Agent expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. The Transfer Agent or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class S Shares and Class T Shares of the Fund. The Transfer Agent may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class S Shares and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and

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Janus Henderson Global Bond Fund

Notes to Financial Statements (unaudited)

other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with the Adviser. For all share classes, the Transfer Agent also seeks reimbursement for costs it incurs as transfer agent and for providing servicing.

The Transfer Agent is compensated for its services related to the Fund’s Class D Shares. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, the Distributor, a wholly-owned subsidiary of the Adviser, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets, and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to the Distributor for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution and shareholder servicing fees” in the Statement of Operations.

The Adviser serves as administrator to the Fund pursuant to an administration agreement between the Adviser and the Trust. Under the administration agreement, the Adviser is obligated to provide or arrange for the provision of certain administration, compliance, and accounting services to the Fund, including providing office space for the Fund, and is reimbursed by the Fund for certain of its costs in providing these services (to the extent the Adviser seeks reimbursement and such costs are not otherwise waived). In addition, employees of the Adviser and/or its affiliates may serve as officers of the Trust. The Fund pays for some or all of the salaries, fees, and expenses of the Adviser employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by the Adviser, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services the Adviser (or any subadvisor, as applicable) provides to the Fund. These amounts are disclosed as “Affiliated fund administration fees” on the Statement of Operations. In addition, some expenses related to compensation payable to the Fund’s Chief Compliance Officer and certain compliance staff, all of whom are employees of the Adviser and/or its affiliates, are shared with the Fund. Total compensation of $192,161 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the period ended December 31, 2021. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of December 31, 2021 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Total distributable earnings (loss)” on the Statement of Assets and Liabilities. Deferred compensation expenses for the period ended December 31, 2021 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $204,400 were paid by the Trust to the Trustees under the Deferred Plan during the period ended December 31, 2021.

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or non-affiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase

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Janus Henderson Global Bond Fund

Notes to Financial Statements (unaudited)

shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles that operate as money market funds. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, the Adviser has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Henderson Cash Liquidity Fund LLC (the “Sweep Vehicle”) is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. The Sweep Vehicle operates pursuant to the provisions of the 1940 Act that govern the operation of money market funds and prices its shares at NAV reflecting market-based values of its portfolio securities (i.e., a “floating” NAV) rounded to the fourth decimal place (e.g., $1.0000). The Sweep Vehicle is permitted to impose a liquidity fee (of up to 2%) on redemptions from the Sweep Vehicle or a redemption gate that temporarily suspends redemptions from the Sweep Vehicle for up to 10 business days during a 90 day period. There are no restrictions on the Fund's ability to withdraw investments from the Sweep Vehicle at will, and there are no unfunded capital commitments due from the Fund to the Sweep Vehicle. The Sweep Vehicle does not charge any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended December 31, 2021 can be found in the “Schedules of Affiliated Investments” located in the Schedule of Investments.

Class A Shares include a 4.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Henderson Distributors and financial intermediaries. During the period ended December 31, 2021, Janus Henderson Distributors retained upfront sales charges of $30.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to Janus Henderson Distributors during the period ended December 31, 2021.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class C Shares during the period ended December 31, 2021.

As of December 31, 2021, shares of the Fund were owned by affiliates of Janus Henderson Investors, and/or other funds advised by Janus Henderson, as indicated in the table below:

Class	% of Class Owned	% of Fund Owned
Class A Shares	-%	-%
Class C Shares	-	-
Class D Shares	-	-
Class I Shares	-	-
Class N Shares	98	62
Class S Shares	-	-
Class T Shares	-	-

In addition, other shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with US GAAP).

5. Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from US GAAP. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers.

42	DECEMBER 31, 2021

Janus Henderson Global Bond Fund

Notes to Financial Statements (unaudited)

The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2021 are noted below. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals, straddle deferrals, and investments in partnerships.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 242,742,825	$ 2,706,867	$ (5,006,435)	$ (2,299,568)

Information on the tax components of derivatives as of December 31, 2021 is as follows:

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ -	$ 448,328	$ (734,364)	$ (286,036)

Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.

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Janus Henderson Global Bond Fund

Notes to Financial Statements (unaudited)

6. Capital Share Transactions

	Period ended December 31, 2021		Year ended June 30, 2021
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	21,563	$ 216,343	85,441	$ 890,797
Reinvested dividends and distributions	2,161	21,162	5,452	56,932
Shares repurchased	(30,839)	(307,223)	(74,140)	(762,864)
Net Increase/(Decrease)	(7,115)	$ (69,718)	16,753	$ 184,865
Class C Shares:
Shares sold	2,807	$ 28,398	84,218	$ 886,107
Reinvested dividends and distributions	1,274	12,417	3,802	39,863
Shares repurchased	(24,061)	(242,133)	(112,008)	(1,163,984)
Net Increase/(Decrease)	(19,980)	$ (201,318)	(23,988)	$ (238,014)
Class D Shares:
Shares sold	107,522	$ 1,069,807	1,361,672	$ 14,107,767
Reinvested dividends and distributions	28,757	281,791	75,680	789,323
Shares repurchased	(418,057)	(4,171,931)	(1,347,866)	(13,922,113)
Net Increase/(Decrease)	(281,778)	$ (2,820,333)	89,486	$ 974,977
Class I Shares:
Shares sold	904,351	$ 9,046,908	5,027,695	$ 51,411,081
Reinvested dividends and distributions	117,050	1,145,876	131,359	1,365,287
Shares repurchased	(960,622)	(9,562,971)	(1,519,919)	(15,736,818)
Net Increase/(Decrease)	60,779	$ 629,813	3,639,135	$ 37,039,550
Class N Shares:
Shares sold	1,742,832	$17,691,703	1,837,225	$ 19,027,068
Reinvested dividends and distributions	282,891	2,767,639	513,813	5,348,381
Shares repurchased	(742,598)	(7,374,532)	(3,603,557)	(37,206,329)
Net Increase/(Decrease)	1,283,125	$13,084,810	(1,252,519)	$(12,830,880)
Class S Shares:
Shares sold	5,509	$ 55,490	202	$ 2,086
Reinvested dividends and distributions	103	1,003	79	823
Shares repurchased	(21)	(206)	(11,471)	(119,218)
Net Increase/(Decrease)	5,591	$ 56,287	(11,190)	$ (116,309)
Class T Shares:
Shares sold	118,473	$ 1,053,968	1,833,139	$ 18,951,778
Reinvested dividends and distributions	10,348	101,487	119,982	1,253,179
Shares repurchased	(458,404)	(4,442,509)	(3,894,851)	(39,790,323)
Net Increase/(Decrease)	(329,583)	$ (3,287,054)	(1,941,730)	$(19,585,366)

7. Purchases and Sales of Investment Securities

For the period ended December 31, 2021, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$22,136,080	$ 21,889,331	$ 12,331,558	$ 12,200,059

44	DECEMBER 31, 2021

Janus Henderson Global Bond Fund

Notes to Financial Statements (unaudited)

8. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to December 31, 2021 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

Janus Investment Fund	45

Janus Henderson Global Bond Fund

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC as an exhibit to Form N-PORT within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to shareholders. The Fund’s Form N-PORT filings and annual and semiannual reports: (i) are available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free) (or 1-800-525-3713 if you hold Class D shares). Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag under Full Holdings for the Fund at janushenderson.com/info (or janushenderson.com/reports if you hold Class D Shares).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each portfolio of Janus Aspen Series (each, a “VIT Portfolio,” and collectively, the “VIT Portfolios”), as well as each fund of Janus Investment Fund (each, a “Fund,” and collectively, the “Funds” and together with the VIT Portfolios, the “Janus Henderson Funds,” and each, a “Janus Henderson Fund”). As required by law, the Trustees determine annually whether to continue the investment advisory agreement for each Janus Henderson Fund and the subadvisory agreement for each Janus Henderson Fund that utilizes a subadviser.

In connection with their most recent consideration of those agreements for each Janus Henderson Fund, the Trustees received and reviewed information provided by Janus Henderson Investors US LLC (formerly, Janus Capital Management LLC) (the “Adviser”) and the subadviser in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At meetings held on November 3-4, 2021 and December 7-8, 2021, the Trustees’ evaluated the information provided by the Adviser, the subadviser, and the independent fee consultant, as well as other information addressed during the year. Following such evaluation, the Trustees determined that the overall arrangements between each Janus Henderson Fund and the Adviser and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by the Adviser, its affiliates and the subadviser, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment and unanimously approved the continuation of the investment advisory agreement for each Janus Henderson Fund and the subadvisory agreement for each subadvised Janus Henderson Fund, for the period from February 1, 2022 through February 1, 2023, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and, for the purpose of peer comparisons any administration fees (excluding out of pocket costs), net of any waivers, paid by a fund as a percentage of average net assets.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by the Adviser and the subadviser to the Janus Henderson Funds, taking into account the investment objective, strategies and policies of each Janus Henderson

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Janus Henderson Global Bond Fund

Additional Information (unaudited)

Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Janus Henderson Funds. In addition, the Trustees reviewed the resources and key personnel of the Adviser and the subadviser, particularly noting those employees who provide investment and risk management services to the Janus Henderson Funds. The Trustees also considered other services provided to the Janus Henderson Funds by the Adviser or the subadviser, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered the Adviser’s role as administrator to the Janus Henderson Funds, noting that the Adviser generally does not receive a fee for its services as administrator, but is reimbursed for its out-of-pocket costs. The Trustees considered the role of the Adviser in monitoring adherence to the Janus Henderson Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Janus Henderson Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that the Adviser provides a number of different services for the Janus Henderson Funds and fund shareholders, ranging from investment management services to various other servicing functions, and that, in its view, the Adviser is a capable provider of those services. The independent fee consultant also provided its belief that the Adviser has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by the Adviser and the subadviser to each Janus Henderson Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Janus Henderson Funds whose performance lagged that of their peers for certain periods, the Janus Henderson Funds were likely to benefit from the continued provision of those services. They also concluded that the Adviser and the subadviser had sufficient personnel, with the appropriate education and experience, to serve the Janus Henderson Funds effectively and each had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Janus Henderson Fund over various time periods. They noted that they considered Janus Henderson Fund performance data throughout the year, including periodic meetings with each Janus Henderson Fund’s portfolio manager(s), and also reviewed information comparing each Janus Henderson Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Janus Henderson Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Janus Henderson Funds’ performance has been reasonable: for the 36 months ended September 30, 2021, approximately 55% of the Janus Henderson Funds were in the top two quartiles of performance versus Broadridge peers, and for the 12 months ended September 30, 2021, approximately 45% of the Janus Henderson Funds were in the top two quartiles of performance versus Broadridge peers.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance and that the performance trend was improving

Janus Investment Fund	47

Janus Henderson Global Bond Fund

Additional Information (unaudited)

Fixed-Income Funds

• For Janus Henderson Absolute Return Income Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Developed World Bond Fund, the Trustees noted the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Global Bond Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson High-Yield Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2021 and the second Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Short Duration Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2021 and the second Broadridge quartile for the 12 months ended May 31, 2021.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2021 and the second Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson European Focus Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the

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Janus Henderson Global Bond Fund

Additional Information (unaudited)

Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Global Select Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Global Technology and Innovation Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson International Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s performance was in bottom Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Forty Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021.

Janus Investment Fund	49

Janus Henderson Global Bond Fund

Additional Information (unaudited)

• For Janus Henderson Growth and Income Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, and the steps the Adviser had taken or was taking to improve performance.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser and subadviser had taken or were taking to improve performance.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser and subadviser had taken or were taking to improve performance.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser and subadviser had taken or were taking to improve performance.

U.S. Equity Funds

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Small-Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps the Adviser had taken or was taking to improve performance.

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Janus Henderson Global Bond Fund

Additional Information (unaudited)

In consideration of each Janus Henderson Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Janus Henderson Fund’s performance warranted continuation of such Janus Henderson Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Janus Henderson Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management fees (investment advisory fees and any administration fees but excluding out-of-pocket costs) for many of the Janus Henderson Funds, after applicable waivers, was below the average management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by the Adviser out of its management fees collected from such Janus Henderson Fund.

The independent fee consultant provided its belief that the management fees charged by the Adviser to each of the Janus Henderson Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by the Adviser. The independent fee consultant found: (1) the total expenses and management fees of the Janus Henderson Funds to be reasonable relative to other comparable mutual funds; (2) the total expenses, on average, were 8% under the average total expenses of the respective Broadridge Expense Group peers; and (3) and the management fees for the Janus Henderson Funds, on average, were 6% under the average management fees for the respective Broadridge Expense Group. The Trustees also considered the total expenses for each share class of each Janus Henderson Fund compared to the average total expenses for its Broadridge Expense Group and to average total expenses for its Broadridge Expense Universe.

For certain Janus Henderson Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses which assessed fund fees in the context of fund performance being delivered. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Janus Henderson Funds was reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and/or expense waivers on such Janus Henderson Funds.

The Trustees considered the methodology used by the Adviser and subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by the Adviser and subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by the Adviser or subadviser (for which the Adviser or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Janus Henderson Funds having a similar strategy, the Trustees considered that the Adviser noted that, under the terms of the management agreements with the Janus Henderson Funds, the Adviser performs significant additional services for the Janus Henderson Funds that it does not provide to those other clients, including administration services, oversight of the Janus Henderson Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Janus Henderson Funds, the Adviser assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, the Trustees noted that the independent fee consultant found that: (1) the management fees the Adviser charges to the Janus Henderson Funds are reasonable in relation to the management fees the Adviser charges to funds subadvised by the Adviser and to the fees the Adviser charges to its institutional separate account clients; (2) these subadvised and institutional separate accounts have different service and infrastructure needs and operate in markets very distinct relative to retail funds; (3) Janus Henderson mutual fund investors enjoy reasonable fees relative to the fees charged to Janus Henderson subadvised fund and separate account investors; and (4) as part of its 2020 review, 9 of 10 Janus Henderson Funds have lower management fees than similar funds subadvised by the Adviser.

The Trustees considered the fees for each Janus Henderson Fund for its fiscal year ended in 2020, including the VIT Portfolios, and noted the following with regard to each VIT Portfolio’s total expenses, net of applicable fee waivers (the VIT Portfolio’s “total expenses”):

Janus Investment Fund	51

Janus Henderson Global Bond Fund

Additional Information (unaudited)

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

Fixed-Income Funds

• For Janus Henderson Absolute Return Income Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Developed World Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short Duration Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson European Focus Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

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Janus Henderson Global Bond Fund

Additional Information (unaudited)

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Global Real Estate Fund, the Trustees noted, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Sustainable Equity Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Global Technology and Innovation Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson International Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Overseas Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has voluntarily agreed to limit the Fund’s expenses to assist the Fund in attempting to maintain a yield of at least 0.00%.

• For Janus Henderson Money Market Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has agreed to limit the Fund’s expenses to assist the Fund in attempting to maintain a yield of at least 0.00%.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that, that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that, that the Fund’s total expenses were below the peer group average for all share classes.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser had contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted

Janus Investment Fund	53

Janus Henderson Global Bond Fund

Additional Information (unaudited)

that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Research Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

U.S. Equity Funds

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Small-Mid Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

The Trustees reviewed information on the overall profitability to the Adviser and its affiliates from their relationships with the Janus Henderson Funds, and considered profitability data of other publicly traded mutual fund advisers. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by

54	DECEMBER 31, 2021

Janus Henderson Global Bond Fund

Additional Information (unaudited)

numerous factors, including the organizational structure of the particular fund manager, differences in complex size, difference in product mix, difference in types of business (mutual fund, institutional and other), differences in the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses and the fund manager’s capital structure and cost of capital.

Additionally, the Trustees considered the estimated profitability to the Adviser from the investment management services it provided to each Janus Henderson Fund. In their review, the Trustees considered whether the Adviser and subadviser receive adequate incentives and resources to manage the Janus Henderson Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Janus Henderson Fund is necessarily a product of the allocation methodology utilized by the Adviser to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant found that (1) the expense allocation methodology and rationales utilized by the Adviser were reasonable and (2) no clear correlation exists between expense allocations and operating margins. The Trustees also considered that the estimated profitability for an individual Janus Henderson Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Janus Henderson Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that the Adviser’s estimated profitability with respect to each Janus Henderson Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Janus Henderson Funds was not a material factor in the Board’s approval of the reasonableness of any Janus Henderson Fund’s investment management fees.

The Trustees concluded that the management fees payable by each Janus Henderson Fund to the Adviser and its affiliates, as well as the fees paid by the Adviser to the subadviser of subadvised Janus Henderson Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees the Adviser and the subadviser charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Janus Henderson Funds. The Trustees also concluded that each Janus Henderson Fund’s total expenses were reasonable, taking into account the size of the Janus Henderson Fund, the quality of services provided by the Adviser and subadviser, the investment performance of the Janus Henderson Fund, and any expense limitations agreed to or provided by the Adviser.

Economies of Scale

The Trustees considered information about the potential for the Adviser to realize economies of scale as the assets of the Janus Henderson Funds increase. They noted that their independent fee consultant published a report to the Trustees in November 2019 which provided its research and analysis into economies of scale. They also noted that, although many Janus Henderson Funds pay advisory fees at a fixed base rate as a percentage of net assets, without any breakpoints or performance fees, their independent fee consultant concluded that 75% of these Janus Henderson Funds’ have contractual management fees (gross of waivers) below their Broadridge Expense Group averages. The Trustees also noted the following: (1) that for those Janus Henderson Funds whose expenses are being reduced by the contractual expense limitations of the Adviser, the Adviser is subsidizing certain of these Janus Henderson Funds because they have not reached adequate scale; (2) performance fee structures have been implemented for various Janus Henderson Funds that have caused the effective rate of advisory fees payable by such Janus Henderson Fund to vary depending on the investment performance of the Janus Henderson Fund relative to its benchmark index over the measurement period; and (3) a few Janus Henderson Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Janus Henderson Funds share directly in economies of scale through the significant investments made by the Adviser and its affiliates related to services provided to the Funds and the lower charges of third-party service providers that are based in part on the combined scale of all of the Janus Henderson Funds.

The Trustees also considered the independent fee consultant’s conclusion that, given the limitations of various analytical approaches to economies of scale and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus Henderson complex. In this regard, the independent consultant concluded that (1) to the extent there were economies of scale at the Adviser, the Adviser’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Janus Henderson Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Janus Henderson Funds, the Adviser appeared to be investing to increase the likelihood that these Janus

Janus Investment Fund	55

Janus Henderson Global Bond Fund

Additional Information (unaudited)

Henderson Funds will grow to a level to achieve any economies of scale that may exist. Further, the independent fee consultant provided its belief that Janus Henderson Fund investors are well-served by the fee levels and performance fee structures in place on the Janus Henderson Funds in light of any economies of scale that may be present at the Adviser.

Based on all of the information reviewed, including the recent and past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Janus Henderson Fund was reasonable and that the current rates of fees do reflect a sharing between the Adviser and the Janus Henderson Fund of any economies of scale that may be present at the current asset level of the Janus Henderson Fund.

Other Benefits to the Adviser

The Trustees also considered benefits that accrue to the Adviser and its affiliates and subadviser to the Janus Henderson Funds from their relationships with the Janus Henderson Funds. They recognized that two affiliates of the Adviser separately serve the Janus Henderson Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided, and that such compensation contributes to the overall profitability of the Adviser and its affiliates that results from their relationship with the Janus Henderson Funds. The Trustees also considered the Adviser’s past and proposed use of commissions paid by the Janus Henderson Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Janus Henderson Fund and/or other clients of the Adviser and/or the Adviser, and/or subadviser to a Janus Henderson Fund. The Trustees concluded that the Adviser’s and the subadviser’s use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Janus Henderson Fund. The Trustees also concluded that, other than the services provided by the Adviser and its affiliates and subadviser pursuant to the agreements and the fees to be paid by each Janus Henderson Fund therefor, the Janus Henderson Funds and the Adviser and the subadviser may potentially benefit from their relationship with each other in other ways. They concluded that the Adviser and its affiliates share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of the Janus Henderson Funds and other clients serviced by the Adviser and its affiliates. They also concluded that the Adviser and the subadviser benefit from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Janus Henderson Funds and that the Janus Henderson Funds benefit from the Adviser’s and/or the subadviser’s receipt of those products and services as well as research products and services acquired through commissions paid by other clients of the Adviser and/or other clients of the subadviser. They further concluded that the success of any Janus Henderson Fund could attract other business to the Adviser, the subadviser or other Janus Henderson funds, and that the success of the Adviser and the subadviser could enhance the Adviser’s and the subadviser’s ability to serve the Janus Henderson Funds.

56	DECEMBER 31, 2021

Janus Henderson Global Bond Fund

Useful Information About Your Fund Report (unaudited)

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of the Adviser and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Bloomberg and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Janus Investment Fund	57

Janus Henderson Global Bond Fund

Useful Information About Your Fund Report (unaudited)

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the

58	DECEMBER 31, 2021

Janus Henderson Global Bond Fund

Useful Information About Your Fund Report (unaudited)

portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

Janus Investment Fund	59

Janus Henderson Global Bond Fund

Notes

NotesPage1

60	DECEMBER 31, 2021

Janus Henderson Global Bond Fund

Notes

NotesPage2

Janus Investment Fund	61

This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson and Intech are trademarks of Janus Henderson Group plc or one of its subsidiaries. © Janus Henderson Group plc Janus Henderson Distributors US LLC
125-24-93023 03-22

SEMIANNUAL REPORT December 31, 2021

Janus Henderson Global Income Managed Volatility Fund

Janus Investment Fund

HIGHLIGHTS • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Henderson Global Income Managed Volatility Fund

FUND SNAPSHOT

Global Income Managed Volatility Fund is a long-only, global developed-markets equity fund that seeks smaller drawdowns and a smoother ride over time by balancing downside mitigation with upside participation for any market environment. The Fund employs a systematic “dynamic beta” investment approach designed to adjust to changing risk environments, seeking up to 45% less volatility versus the MSCI World High Dividend Yield IndexSM.

Sub-advised by Intech Investment Management LLC

Janus Henderson Global Income Managed Volatility Fund (unaudited)

Fund At A Glance

December 31, 2021

5 Largest Equity Holdings - (% of Net Assets)
AbbVie Inc
Biotechnology	6.2%
Procter & Gamble Co
Household Products	6.1%
Zurich Insurance Group AG
Insurance	5.2%
Seagate Technology Holdings PLC
Technology Hardware, Storage & Peripherals	5.0%
Wesfarmers Ltd
Multiline Retail	4.9%
27.4%

Asset Allocation - (% of Net Assets)
Common Stocks	100.7%
Investments Purchased with Cash Collateral from Securities Lending	0.3%
Investment Companies	0.0%
Other	(1.0)%
100.0%

Top Country Allocations - Long Positions - (% of Investment Securities)
As of December 31, 2021	As of June 30, 2021

Janus Investment Fund	1

Janus Henderson Global Income Managed Volatility Fund (unaudited)

Performance

See important disclosures on the next page.

Average Annual Total Return - for the periods ended December 31, 2021						Prospectus Expense Ratios
	Fiscal Year-to-Date	One Year	Five Year	Ten Year	Since Inception*	Total Annual Fund Operating Expenses‡	Net Annual Fund Operating Expenses‡
Class A Shares at NAV	3.87%	12.85%	8.58%	8.62%	8.91%	1.12%	0.84%
Class A Shares at MOP	-2.10%	6.37%	7.30%	7.97%	8.27%
Class C Shares at NAV	3.45%	11.99%	7.79%	7.81%	8.10%	1.86%	1.61%
Class C Shares at CDSC	2.45%	10.99%	7.79%	7.81%	8.10%
Class D Shares	3.93%	13.05%	8.80%	8.79%	9.08%	0.92%	0.65%
Class I Shares	3.98%	13.16%	8.86%	8.91%	9.20%	0.84%	0.60%
Class N Shares	3.97%	13.20%	8.88%	8.45%	8.74%	0.83%	0.50%
Class S Shares	4.12%	13.43%	8.74%	8.69%	8.99%	29.23%	1.05%
Class T Shares	3.87%	12.91%	8.68%	8.71%	9.01%	1.00%	0.75%
MSCI World Index	7.76%	21.82%	15.03%	12.70%	13.03%
MSCI World High Dividend Yield Index	4.82%	15.83%	9.27%	8.73%	9.10%
Morningstar Quartile - Class I Shares	-	4th	3rd	3rd	3rd
Morningstar Ranking - based on total returns for World Large Stock Funds	-	145/171	107/163	66/122	64/119

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 (or 800.525.3713 if you hold shares directly with Janus Henderson) or visit janushenderson.com/performance (or janushenderson.com/allfunds if you hold shares directly with Janus Henderson).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

Net expense ratios reflect the expense waiver, if any, contractually agreed to for at least a one-year period commencing on October 28, 2021.

Performance may be affected by risks that include those associated with foreign and emerging markets, fixed income securities, high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs),

2	DECEMBER 31, 2021

Janus Henderson Global Income Managed Volatility Fund (unaudited)

Performance

Environmental, Social and Governance (ESG) factors, non-diversification, portfolio turnover, derivatives, short sales, initial public offerings (IPOs) and potential conflicts of interest. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

Intech's focus on managed volatility may keep the Fund from achieving excess returns over its index. The strategy may underperform during certain periods of up markets, and may not achieve the desired level of protection in down markets.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class N Shares commenced operations on August 4, 2017. Performance shown for periods prior to August 4, 2017 reflects the performance of the Fund’s Class I Shares, calculated using the fees and expenses of Class N Shares, without the effect of any fee and expense limitations or waivers.

If Class N Shares of the Fund had been available during periods prior to August 4, 2017, the performance shown may have been different. The performance shown for periods following the Fund’s commencement Class N Shares reflects the fees and expenses of Class N Shares, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2021 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Fund Report.”

*The Fund’s inception date – December 15, 2011

‡ As stated in the prospectus. See Financial Highlights for actual expense ratios during the reporting period.

Janus Investment Fund	3

Janus Henderson Global Income Managed Volatility Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (7/1/21)	Ending Account Value (12/31/21)	Expenses Paid During Period (7/1/21 - 12/31/21)†	Beginning Account Value (7/1/21)	Ending Account Value (12/31/21)	Expenses Paid During Period (7/1/21 - 12/31/21)†	Net Annualized Expense Ratio (7/1/21 - 12/31/21)
Class A Shares	$1,000.00	$1,038.70	$4.47	$1,000.00	$1,020.82	$4.43	0.87%
Class C Shares	$1,000.00	$1,034.50	$8.20	$1,000.00	$1,017.14	$8.13	1.60%
Class D Shares	$1,000.00	$1,039.30	$3.34	$1,000.00	$1,021.93	$3.31	0.65%
Class I Shares	$1,000.00	$1,039.80	$3.19	$1,000.00	$1,022.08	$3.16	0.62%
Class N Shares	$1,000.00	$1,039.70	$2.62	$1,000.00	$1,022.63	$2.60	0.51%
Class S Shares	$1,000.00	$1,041.20	$1.49	$1,000.00	$1,023.74	$1.48	0.29%
Class T Shares	$1,000.00	$1,038.70	$3.85	$1,000.00	$1,021.42	$3.82	0.75%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

4	DECEMBER 31, 2021

Janus Henderson Global Income Managed Volatility Fund

Schedule of Investments (unaudited)

December 31, 2021

Shares or Principal Amounts		Value
Common Stocks– 100.7%
Aerospace & Defense – 0.9%
Lockheed Martin Corp	3,100	$1,101,771
Auto Components – 0.7%
Bridgestone Corp#	21,000	903,652
Banks – 0.5%
Oversea-Chinese Banking Corp Ltd	78,700	665,910
Biotechnology – 6.2%
AbbVie Inc	57,296	7,757,878
Building Products – 2.1%
AGC Inc/Japan	6,700	319,824
Xinyi Glass Holdings Ltd	918,000	2,295,795
		2,615,619
Capital Markets – 2.6%
Bank of New York Mellon Corp	7,207	418,583
Partners Group Holding AG	1,205	2,000,837
Singapore Exchange Ltd	110,100	759,987
		3,179,407
Chemicals – 0.2%
Nutrien Ltd	2,750	206,728
Communications Equipment – 2.1%
Cisco Systems Inc	41,660	2,639,994
Containers & Packaging – 0.5%
International Paper Co	13,475	633,055
Diversified Telecommunication Services – 8.6%
BCE Inc	19,954	1,038,245
Elisa Oyj	55,226	3,402,469
HKT Trust & HKT Ltd	1,817,000	2,442,148
Nippon Telegraph & Telephone Corp	62,600	1,714,547
Spark New Zealand Ltd	155,539	481,370
Swisscom AG (REG)	2,902	1,639,444
		10,718,223
Electric Utilities – 3.5%
CLP Holdings Ltd	26,500	267,641
Fortis Inc/Canada	5,459	263,411
Hydro One Ltd (144A)	45,125	1,174,149
Power Assets Holdings Ltd	343,500	2,141,010
Red Electrica Corp SA	22,839	494,646
		4,340,857
Electrical Equipment – 1.4%
Eaton Corp PLC	9,946	1,718,868
Food & Staples Retailing – 2.5%
Colruyt SA	9,843	417,506
Kesko Oyj	69,198	2,311,248
Koninklijke Ahold Delhaize NV	12,012	412,078
		3,140,832
Food Products – 7.6%
Archer-Daniels-Midland Co	42,342	2,861,896
Campbell Soup Co	9,798	425,821
General Mills Inc	34,229	2,306,350
JM Smucker Co	20,953	2,845,836
Kellogg Co	15,765	1,015,581
		9,455,484
Gas Utilities – 0.9%
Hong Kong & China Gas Co Ltd	394,000	613,438
Snam SpA	73,956	446,213
		1,059,651
Health Care Providers & Services – 1.3%
CVS Health Corp	15,685	1,618,065
Hotels, Restaurants & Leisure – 0.2%
La Francaise des Jeux SAEM (144A)	4,443	196,954

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	5

Janus Henderson Global Income Managed Volatility Fund

Schedule of Investments (unaudited)

December 31, 2021

Shares or Principal Amounts		Value
Common Stocks– (continued)
Household Products – 7.8%
Kimberly-Clark Corp	15,000	$2,143,800
Procter & Gamble Co	46,478	7,602,871
		9,746,671
Information Technology Services – 1.4%
Paychex Inc	12,432	1,696,968
Insurance – 13.1%
Admiral Group PLC	64,221	2,743,774
Great-West Lifeco Inc	41,030	1,231,419
Medibank Private Ltd	87,373	212,910
MS&AD Insurance Group Holdings Inc	17,800	549,276
NN Group NV	3,553	192,569
Power Corp of Canada	6,419	212,140
Progressive Corp	34,625	3,554,256
Sompo Holdings Inc	16,400	692,875
Travelers Cos Inc	2,518	393,891
Zurich Insurance Group AG	14,662	6,444,906
		16,228,016
Machinery – 2.0%
Kone Oyj	34,845	2,500,630
Media – 0.9%
Interpublic Group of Cos Inc	28,182	1,055,416
Shaw Communications Inc	405	12,293
		1,067,709
Metals & Mining – 1.7%
Fortescue Metals Group Ltd	150,498	2,102,961
Multiline Retail – 4.9%
Wesfarmers Ltd	142,529	6,147,960
Multi-Utilities – 1.4%
Ameren Corp	8,581	763,795
Public Service Enterprise Group Inc	5,104	340,590
WEC Energy Group Inc	6,924	672,113
		1,776,498
Pharmaceuticals – 5.0%
Astellas Pharma Inc	17,700	287,869
Johnson & Johnson	7,736	1,323,398
Pfizer Inc	22,357	1,320,181
Recordati SpA	37,688	2,424,066
Roche Holding AG	1,777	797,494
		6,153,008
Professional Services – 0.9%
SGS SA	325	1,087,139
Real Estate Management & Development – 0.2%
Daiwa House Industry Co Ltd	7,700	221,473
Road & Rail – 1.5%
Nippon Express Co Ltd	31,100	1,842,853
Semiconductor & Semiconductor Equipment – 1.6%
Texas Instruments Inc	10,360	1,952,549
Technology Hardware, Storage & Peripherals – 6.4%
HP Inc	43,083	1,622,937
NetApp Inc	2,261	207,989
Seagate Technology Holdings PLC	54,680	6,177,746
		8,008,672
Tobacco – 3.9%
Altria Group Inc	102,491	4,857,048
Trading Companies & Distributors – 3.1%
ITOCHU Corp	124,600	3,811,345
Wireless Telecommunication Services – 3.1%
KDDI Corp	53,800	1,572,695
Softbank Corp	160,200	2,026,006

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

6	DECEMBER 31, 2021

Janus Henderson Global Income Managed Volatility Fund

Schedule of Investments (unaudited)

December 31, 2021

Shares or Principal Amounts		Value
Common Stocks– (continued)
Wireless Telecommunication Services– (continued)
Tele2 AB	18,923	$270,448
		3,869,149
Total Common Stocks (cost $113,194,782)		125,023,597
Investment Companies– 0%
Money Markets – 0%
Janus Henderson Cash Liquidity Fund LLC, 0.0570%ºº,£((cost $58,999)	58,993	58,999
Investments Purchased with Cash Collateral from Securities Lending– 0.3%
Investment Companies – 0.2%
Janus Henderson Cash Collateral Fund LLC, 0%ºº,£	325,080	325,080
Time Deposits – 0.1%
Royal Bank of Canada, 0.0400%, 1/3/22	$81,270	81,270
Total Investments Purchased with Cash Collateral from Securities Lending (cost $406,350)		406,350
Total Investments (total cost $113,660,131) – 101.0%		125,488,946
Liabilities, net of Cash, Receivables and Other Assets – (1.0)%		(1,295,429)
Net Assets – 100%		$124,193,517

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$61,494,595	49.0%
Japan	13,942,415	11.1
Switzerland	11,969,820	9.5
Australia	8,463,831	6.7
Finland	8,214,347	6.6
Hong Kong	7,760,032	6.2
Canada	4,138,385	3.3
Italy	2,870,279	2.3
United Kingdom	2,743,774	2.2
Singapore	1,425,897	1.1
Netherlands	604,647	0.5
Spain	494,646	0.4
New Zealand	481,370	0.4
Belgium	417,506	0.3
Sweden	270,448	0.2
France	196,954	0.2

Total	$125,488,946	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	7

Janus Henderson Global Income Managed Volatility Fund

Schedule of Investments (unaudited)

December 31, 2021

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Value at 12/31/21
Investment Companies - 0.0%
Money Markets - 0.0%
Janus Henderson Cash Liquidity Fund LLC, 0.0570%ºº	$167	$-	$-	$58,999
Investments Purchased with Cash Collateral from Securities Lending - 0.2%
Investment Companies - 0.2%
Janus Henderson Cash Collateral Fund LLC, 0%ºº	965∆	-	-	325,080
Total Affiliated Investments - 0.2%	$1,132	$-	$-	$384,079

	Value at 6/30/21	Purchases	Sales Proceeds	Value at 12/31/21
Investment Companies - 0.0%
Money Markets - 0.0%
Janus Henderson Cash Liquidity Fund LLC, 0.0570%ºº	339,311	10,302,105	(10,582,417)	58,999
Investments Purchased with Cash Collateral from Securities Lending - 0.2%
Investment Companies - 0.2%
Janus Henderson Cash Collateral Fund LLC, 0%ºº	1,715,073	5,645,421	(7,035,414)	325,080

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	DECEMBER 31, 2021

Janus Henderson Global Income Managed Volatility Fund

Notes to Schedule of Investments and Other Information (unaudited)

MSCI World High Dividend Yield IndexSM	MSCI World High Dividend Yield IndexSM reflects the performance of high dividend yield securities from global developed markets.
MSCI World IndexSM	MSCI World IndexSM reflects the equity market performance of global developed markets.

LLC	Limited Liability Company
PLC	Public Limited Company
REG	Registered

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Unless otherwise noted, these securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the period ended December 31, 2021 is $1,371,103, which represents 1.1% of net assets.

ºº	Rate shown is the 7-day yield as of December 31, 2021.

#	Loaned security; a portion of the security is on loan at December 31, 2021.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

∆	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of December 31, 2021. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments In Securities:
Common Stocks
Road & Rail	$-	$1,842,853	$-
All Other	123,180,744	-	-
Investment Companies	-	58,999	-
Investments Purchased with Cash Collateral from Securities Lending	-	406,350	-
Total Assets	$123,180,744	$2,308,202	$-

Janus Investment Fund	9

Janus Henderson Global Income Managed Volatility Fund

Statement of Assets and Liabilities (unaudited)

December 31, 2021

See footnotes at the end of the Statement.

Assets:
Unaffiliated investments, at value (cost $113,276,052)(1)	$125,104,867
Affiliated investments, at value (cost $384,079)	384,079
Cash denominated in foreign currency (cost $24)	24
Non-interested Trustees' deferred compensation	3,258
Receivables:
Foreign tax reclaims	276,338
Dividends	210,332
Fund shares sold	185,511
Dividends from affiliates	19
Other assets	1,688
Total Assets	126,166,116
Liabilities:
Due to custodian	2
Collateral for securities loaned (Note 2)	406,350
Payables:	—
Fund shares repurchased	1,363,887
Professional fees	36,633
Advisory fees	24,566
Transfer agent fees and expenses	21,462
12b-1 Distribution and shareholder servicing fees	14,127
Dividends	6,753
Custodian fees	4,846
Non-interested Trustees' deferred compensation fees	3,258
Affiliated fund administration fees payable	277
Non-interested Trustees' fees and expenses	73
Accrued expenses and other payables	90,365
Total Liabilities	1,972,599
Net Assets	$124,193,517

See Notes to Financial Statements.

10	DECEMBER 31, 2021

Janus Henderson Global Income Managed Volatility Fund

Statement of Assets and Liabilities (unaudited)

December 31, 2021

Net Assets Consist of:
Capital (par value and paid-in surplus)	$122,943,732
Total distributable earnings (loss)	1,249,785
Total Net Assets	$124,193,517
Net Assets - Class A Shares	$5,157,785
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	331,745
Net Asset Value Per Share(2)	$15.55
Maximum Offering Price Per Share(3)	$16.50
Net Assets - Class C Shares	$14,762,263
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	957,152
Net Asset Value Per Share(2)	$15.42
Net Assets - Class D Shares	$27,789,038
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,792,657
Net Asset Value Per Share	$15.50
Net Assets - Class I Shares	$51,460,344
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	3,299,158
Net Asset Value Per Share	$15.60
Net Assets - Class N Shares	$3,344,985
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	214,505
Net Asset Value Per Share	$15.59
Net Assets - Class S Shares	$12,076
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	778
Net Asset Value Per Share	$15.52
Net Assets - Class T Shares	$21,667,026
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,395,722
Net Asset Value Per Share	$15.52

(1) Includes $387,279 of securities on loan. See Note 2 in Notes to Financial Statements.

(2) Redemption price per share may be reduced for any applicable contingent deferred sales charge.

(3) Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

Janus Investment Fund	11

Janus Henderson Global Income Managed Volatility Fund

Statement of Operations (unaudited)

For the period ended December 31, 2021

Investment Income:
Dividends	$2,868,928
Affiliated securities lending income, net	965
Dividends from affiliates	167
Unaffiliated securities lending income, net	39
Other income	2,514
Foreign tax withheld	(22,134)
Total Investment Income	2,850,479
Expenses:
Advisory fees	362,135
12b-1 Distribution and shareholder servicing fees:
Class A Shares	6,744
Class C Shares	72,851
Class S Shares	—
Transfer agent administrative fees and expenses:
Class D Shares	15,229
Class S Shares	—
Class T Shares	28,580
Transfer agent networking and omnibus fees:
Class A Shares	2,444
Class C Shares	7,266
Class I Shares	31,004
Other transfer agent fees and expenses:
Class A Shares	163
Class C Shares	356
Class D Shares	3,695
Class I Shares	1,298
Class N Shares	59
Class S Shares	2
Class T Shares	189
Registration fees	81,104
Non-affiliated fund administration fees	33,910
Professional fees	24,929
Shareholder reports expense	9,702
Custodian fees	6,844
Affiliated fund administration fees	1,646
Non-interested Trustees’ fees and expenses	1,069
Other expenses	2,635
Total Expenses	693,854
Less: Excess Expense Reimbursement and Waivers	(193,819)
Net Expenses	500,035
Net Investment Income/(Loss)	2,350,444

See Notes to Financial Statements.

12	DECEMBER 31, 2021

Janus Henderson Global Income Managed Volatility Fund

Statement of Operations (unaudited)

For the period ended December 31, 2021

Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	$483,654
Total Net Realized Gain/(Loss) on Investments	483,654
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation	1,737,745
Total Change in Unrealized Net Appreciation/Depreciation	1,737,745
Net Increase/(Decrease) in Net Assets Resulting from Operations	$4,571,843

See Notes to Financial Statements.

Janus Investment Fund	13

Janus Henderson Global Income Managed Volatility Fund

Statements of Changes in Net Assets

	Period ended December 31, 2021 (unaudited)	Year ended June 30, 2021

Operations:
Net investment income/(loss)	$2,350,444	$4,416,707
Net realized gain/(loss) on investments	483,654	15,135,638
Change in unrealized net appreciation/depreciation	1,737,745	5,365,631
Net Increase/(Decrease) in Net Assets Resulting from Operations	4,571,843	24,917,976
Dividends and Distributions to Shareholders:
Class A Shares	(94,144)	(173,278)
Class C Shares	(216,457)	(380,660)
Class D Shares	(528,215)	(890,996)
Class I Shares	(1,082,983)	(2,070,329)
Class N Shares	(64,549)	(102,027)
Class S Shares	(219)	(410)
Class T Shares	(420,369)	(840,813)
Net Decrease from Dividends and Distributions to Shareholders	(2,406,936)	(4,458,513)
Capital Share Transactions:
Class A Shares	(193,782)	(1,356,497)
Class C Shares	(482,513)	(2,330,517)
Class D Shares	69,467	(3,388,691)
Class I Shares	(8,996,399)	(6,614,361)
Class N Shares	397,805	(699,701)
Class S Shares	219	410
Class T Shares	(1,324,564)	(10,403,057)
Net Increase/(Decrease) from Capital Share Transactions	(10,529,767)	(24,792,414)
Net Increase/(Decrease) in Net Assets	(8,364,860)	(4,332,951)
Net Assets:
Beginning of period	132,558,377	136,891,328
End of period	$124,193,517	$132,558,377

See Notes to Financial Statements.

14	DECEMBER 31, 2021

Janus Henderson Global Income Managed Volatility Fund

Financial Highlights

Class A Shares
For a share outstanding during the period ended December 31, 2021 (unaudited) and the year ended June 30	2021	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$15.25	$13.11	$14.10	$13.07	$13.38	$12.84
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.27	0.45	0.38	0.38	0.44	0.32
Net realized and unrealized gain/(loss)	0.31	2.15	(0.87)	1.06	(0.30)	0.57
Total from Investment Operations	0.58	2.60	(0.49)	1.44	0.14	0.89
Less Dividends and Distributions:
Dividends (from net investment income)	(0.28)	(0.46)	(0.40)	(0.41)	(0.45)	(0.35)
Distributions (from capital gains)	—	—	(0.10)	—	—	—(2)
Total Dividends and Distributions	(0.28)	(0.46)	(0.50)	(0.41)	(0.45)	(0.35)
Net Asset Value, End of Period	$15.55	$15.25	$13.11	$14.10	$13.07	$13.38
Total Return*	3.87%	20.16%	(3.61)%	11.22%	1.01%	7.13%
Net Assets, End of Period (in thousands)	$5,158	$5,257	$5,830	$7,724	$7,335	$13,425
Average Net Assets for the Period (in thousands)	$5,163	$5,382	$6,611	$7,467	$10,020	$27,845
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.20%	1.12%	1.06%	1.05%	1.03%	1.05%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.87%	0.84%	0.83%	0.83%	0.87%	0.86%
Ratio of Net Investment Income/(Loss)	3.49%	3.16%	2.76%	2.81%	3.25%	2.55%
Portfolio Turnover Rate	33%	117%	73%	24%	60%	58%

Class C Shares
For a share outstanding during the period ended December 31, 2021 (unaudited) and the year ended June 30	2021	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$15.13	$13.02	$13.99	$12.98	$13.28	$12.75
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.21	0.35	0.28	0.28	0.36	0.30
Net realized and unrealized gain/(loss)	0.30	2.12	(0.86)	1.04	(0.30)	0.50
Total from Investment Operations	0.51	2.47	(0.58)	1.32	0.06	0.80
Less Dividends and Distributions:
Dividends (from net investment income)	(0.22)	(0.36)	(0.29)	(0.31)	(0.36)	(0.27)
Distributions (from capital gains)	—	—	(0.10)	—	—	—(2)
Total Dividends and Distributions	(0.22)	(0.36)	(0.39)	(0.31)	(0.36)	(0.27)
Net Asset Value, End of Period	$15.42	$15.13	$13.02	$13.99	$12.98	$13.28
Total Return*	3.45%	19.19%	(4.22)%	10.33%	0.41%	6.36%
Net Assets, End of Period (in thousands)	$14,762	$14,976	$15,029	$16,735	$17,491	$20,450
Average Net Assets for the Period (in thousands)	$14,613	$15,141	$15,943	$16,705	$19,521	$16,659
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.90%	1.82%	1.80%	1.77%	1.70%	1.78%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.60%	1.57%	1.59%	1.58%	1.54%	1.61%
Ratio of Net Investment Income/(Loss)	2.76%	2.46%	2.03%	2.06%	2.73%	2.39%
Portfolio Turnover Rate	33%	117%	73%	24%	60%	58%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Less than $0.005 on a per share basis.

See Notes to Financial Statements.

Janus Investment Fund	15

Janus Henderson Global Income Managed Volatility Fund

Financial Highlights

Class D Shares
For a share outstanding during the period ended December 31, 2021 (unaudited) and the year ended June 30	2021	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$15.21	$13.08	$14.06	$13.03	$13.34	$12.80
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.28	0.48	0.40	0.40	0.49	0.40
Net realized and unrealized gain/(loss)	0.31	2.14	(0.86)	1.07	(0.32)	0.52
Total from Investment Operations	0.59	2.62	(0.46)	1.47	0.17	0.92
Less Dividends and Distributions:
Dividends (from net investment income)	(0.30)	(0.49)	(0.42)	(0.44)	(0.48)	(0.38)
Distributions (from capital gains)	—	—	(0.10)	—	—	—(2)
Total Dividends and Distributions	(0.30)	(0.49)	(0.52)	(0.44)	(0.48)	(0.38)
Net Asset Value, End of Period	$15.50	$15.21	$13.08	$14.06	$13.03	$13.34
Total Return*	3.93%	20.36%	(3.37)%	11.46%	1.24%	7.39%
Net Assets, End of Period (in thousands)	$27,789	$27,195	$26,688	$32,363	$35,061	$49,826
Average Net Assets for the Period (in thousands)	$27,103	$26,014	$30,397	$32,106	$44,872	$55,232
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.96%	0.92%	0.86%	0.83%	0.84%	0.87%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.65%	0.64%	0.65%	0.64%	0.65%	0.66%
Ratio of Net Investment Income/(Loss)	3.71%	3.38%	2.95%	2.99%	3.62%	3.16%
Portfolio Turnover Rate	33%	117%	73%	24%	60%	58%

Class I Shares
For a share outstanding during the period ended December 31, 2021 (unaudited) and the year ended June 30	2021	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$15.30	$13.15	$14.14	$13.10	$13.41	$12.87
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.29	0.49	0.40	0.41	0.49	0.46
Net realized and unrealized gain/(loss)	0.31	2.16	(0.86)	1.07	(0.31)	0.47
Total from Investment Operations	0.60	2.65	(0.46)	1.48	0.18	0.93
Less Dividends and Distributions:
Dividends (from net investment income)	(0.30)	(0.50)	(0.43)	(0.44)	(0.49)	(0.39)
Distributions (from capital gains)	—	—	(0.10)	—	—	—(2)
Total Dividends and Distributions	(0.30)	(0.50)	(0.53)	(0.44)	(0.49)	(0.39)
Net Asset Value, End of Period	$15.60	$15.30	$13.15	$14.14	$13.10	$13.41
Total Return*	3.98%	20.45%	(3.38)%	11.53%	1.30%	7.42%
Net Assets, End of Period (in thousands)	$51,460	$59,597	$57,095	$182,730	$157,957	$76,883
Average Net Assets for the Period (in thousands)	$56,743	$60,296	$149,151	$167,142	$130,145	$53,486
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.90%	0.84%	0.78%	0.78%	0.75%	0.76%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.62%	0.60%	0.61%	0.60%	0.60%	0.59%
Ratio of Net Investment Income/(Loss)	3.76%	3.40%	2.83%	3.07%	3.66%	3.59%
Portfolio Turnover Rate	33%	117%	73%	24%	60%	58%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Less than $0.005 on a per share basis.

See Notes to Financial Statements.

16	DECEMBER 31, 2021

Janus Henderson Global Income Managed Volatility Fund

Financial Highlights

Class N Shares
For a share outstanding during the period ended December 31, 2021 (unaudited) and the year or period ended June 30	2021	2021	2020	2019	2018(1)
Net Asset Value, Beginning of Period	$15.30	$13.15	$14.14	$13.10	$13.65
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.30	0.51	0.43	0.43	0.42
Net realized and unrealized gain/(loss)	0.30	2.15	(0.88)	1.07	(0.51)
Total from Investment Operations	0.60	2.66	(0.45)	1.50	(0.09)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.31)	(0.51)	(0.44)	(0.46)	(0.46)
Distributions (from capital gains)	—	—	(0.10)	—	—
Total Dividends and Distributions	(0.31)	(0.51)	(0.54)	(0.46)	(0.46)
Net Asset Value, End of Period	$15.59	$15.30	$13.15	$14.14	$13.10
Total Return*	3.97%	20.57%	(3.28)%	11.63%	(0.66)%
Net Assets, End of Period (in thousands)	$3,345	$2,897	$3,154	$3,538	$3,371
Average Net Assets for the Period (in thousands)	$3,173	$2,891	$3,449	$3,324	$2,827
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.89%	0.83%	0.78%	0.76%	0.70%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.51%	0.50%	0.50%	0.50%	0.51%
Ratio of Net Investment Income/(Loss)	3.89%	3.55%	3.15%	3.16%	3.45%
Portfolio Turnover Rate	33%	117%	73%	24%	60%

Class S Shares
For a share outstanding during the period ended December 31, 2021 (unaudited) and the year ended June 30	2021	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$15.19	$13.09	$14.07	$13.05	$13.35	$12.81
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.31	0.55	0.30	0.36	0.45	0.38
Net realized and unrealized gain/(loss)	0.31	2.10	(0.79)	1.09	(0.31)	0.51
Total from Investment Operations	0.62	2.65	(0.49)	1.45	0.14	0.89
Less Dividends and Distributions:
Dividends (from net investment income)	(0.29)	(0.55)	(0.39)	(0.43)	(0.44)	(0.35)
Distributions (from capital gains)	—	—	(0.10)	—	—	—(3)
Total Dividends and Distributions	(0.29)	(0.55)	(0.49)	(0.43)	(0.44)	(0.35)
Net Asset Value, End of Period	$15.52	$15.19	$13.09	$14.07	$13.05	$13.35
Total Return*	4.12%	20.62%	(3.61)%	11.27%	1.03%	7.09%
Net Assets, End of Period (in thousands)	$12	$12	$10	$167	$360	$370
Average Net Assets for the Period (in thousands)	$12	$11	$100	$274	$366	$344
Ratios to Average Net Assets**:
Ratio of Gross Expenses	26.65%	28.73%	4.14%	2.17%	1.36%	1.18%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.29%	0.20%	0.93%	0.82%	0.92%	0.92%
Ratio of Net Investment Income/(Loss)	4.06%	3.85%	2.07%	2.67%	3.35%	2.97%
Portfolio Turnover Rate	33%	117%	73%	24%	60%	58%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from August 4, 2017 (inception date) through June 30, 2018.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

(3) Less than $0.005 on a per share basis.

See Notes to Financial Statements.

Janus Investment Fund	17

Janus Henderson Global Income Managed Volatility Fund

Financial Highlights

Class T Shares
For a share outstanding during the period ended December 31, 2021 (unaudited) and the year ended June 30	2021	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$15.23	$13.10	$14.08	$13.05	$13.36	$12.82
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.28	0.46	0.39	0.41	0.47	0.39
Net realized and unrealized gain/(loss)	0.30	2.15	(0.86)	1.04	(0.31)	0.52
Total from Investment Operations	0.58	2.61	(0.47)	1.45	0.16	0.91
Less Dividends and Distributions:
Dividends (from net investment income)	(0.29)	(0.48)	(0.41)	(0.42)	(0.47)	(0.37)
Distributions (from capital gains)	—	—	(0.10)	—	—	—(2)
Total Dividends and Distributions	(0.29)	(0.48)	(0.51)	(0.42)	(0.47)	(0.37)
Net Asset Value, End of Period	$15.52	$15.23	$13.10	$14.08	$13.05	$13.36
Total Return*	3.87%	20.21%	(3.45)%	11.34%	1.14%	7.28%
Net Assets, End of Period (in thousands)	$21,667	$22,625	$29,086	$33,064	$36,137	$55,018
Average Net Assets for the Period (in thousands)	$22,442	$25,745	$32,256	$35,201	$47,900	$58,466
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.05%	1.00%	0.95%	0.92%	0.91%	0.93%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.75%	0.74%	0.74%	0.74%	0.74%	0.75%
Ratio of Net Investment Income/(Loss)	3.63%	3.26%	2.87%	3.01%	3.49%	3.08%
Portfolio Turnover Rate	33%	117%	73%	24%	60%	58%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Less than $0.005 on a per share basis.

See Notes to Financial Statements.

18	DECEMBER 31, 2021

Janus Henderson Global Income Managed Volatility Fund

Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

Janus Henderson Global Income Managed Volatility Fund (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 41 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks long-term growth of capital and income. The Fund is classified as diversified, as defined in the 1940 Act. Janus Henderson Investors US LLC (formerly Janus Capital Management LLC) is the investment adviser (the “Adviser”) to the Fund.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares.

Class A Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class C Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, and bank trust platforms.

Class C Shares are closed to investments by new employer-sponsored retirement plans and existing employer-sponsored retirement plans are no longer able to make additional purchases or exchanges into Class C Shares.

The Funds currently implement an automatic conversion feature pursuant to which Class C Shares that have been held for eight years are automatically converted to Class A Shares without the imposition of any sales charge, fee or other charge. The conversion will generally occur no later than ten business days in the month following the month of the eighth anniversary of the date of purchase. Class C Shares purchased through the reinvestment of dividends and other distributions on Class C Shares will convert to Class A Shares at the same time as the original Class C Shares with respect to which they were purchased. For Class C Shares held in omnibus accounts on intermediary platforms, the Fund will rely on these intermediaries to implement this conversion feature. Your financial intermediary may have separate policies and procedures as to when and how Class C Shares may be converted to Class A Shares. Please contact your financial intermediary for additional information.

Effective July 6, 2020, Class D Shares are available to new investors, subject to any closed fund policies for a Fund, as applicable. Previously, Class D Shares were only available to investors who already had a direct account with the Janus Henderson funds; immediate family members or members of the same household of an eligible individual investor; and existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus Henderson funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments, who established Class I Share accounts before August 4, 2017.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of: 1) certain adviser-assisted, employer-sponsored retirement plans, including 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and certain welfare benefit plans, such as health savings accounts, and nonqualified deferred compensation plans; and 2) retail investors purchasing in qualified or nonqualified accounts, whose accounts are held through an omnibus account at their financial intermediary, and where the financial intermediary requires no payment or reimbursement from the Fund, the Adviser, or its affiliates. Class N Shares are also available to Janus Henderson proprietary products and to certain direct institutional investors approved by Janus Distributors US LLC dba Janus Henderson Distributors (formerly Janus Distributors LLC) (the “Distributor”) including, but not limited to, corporations, certain retirement plans, public plans, and foundations and endowments, subject to minimum investment requirements.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory

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Janus Henderson Global Income Managed Volatility Fund

Notes to Financial Statements (unaudited)

programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with the Adviser or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with the Adviser or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with United States of America generally accepted accounting principles ("US GAAP").

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service

20	DECEMBER 31, 2021

Janus Henderson Global Income Managed Volatility Fund

Notes to Financial Statements (unaudited)

approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of December 31, 2021 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income is recorded daily on the accrual basis and includes amortization of premiums and accretion of discounts. The Fund classifies gains and losses on prepayments received as an adjustment to interest income. Debt securities may be placed in non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivables when collection of all or a portion of interest has become doubtful. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Janus Investment Fund	21

Janus Henderson Global Income Managed Volatility Fund

Notes to Financial Statements (unaudited)

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

Dividends of net investment income are generally declared and distributed monthly and realized capital gains (if any) are distributed annually. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or a Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Fund's equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Other Investments and Strategies

Additional Investment Risk

In response to the COVID-19 pandemic, the U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets, including reducing interest rates to record-low levels. Extremely low or negative interest rates may become more prevalent or may not work as intended. As there is little precedent for this situation, the impact on various markets that interest rate or other significant policy changes may have is unknown. The withdrawal of this support, a failure of measures put in place in response to such economic uncertainty, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation.

Widespread disease, including pandemics and epidemics, and natural or environmental disasters, including those which may be attributable to global climate change, such as earthquakes, fires, floods, hurricanes, tsunamis and weather-related phenomena generally, have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a Fund’s investments. Economies and financial markets throughout the world have become increasingly interconnected, which increases the likelihood that events or conditions in one region or country will adversely affect markets or issuers in other regions or countries, including the United States. These disruptions could prevent a Fund from executing advantageous investment decisions in a timely manner and negatively impact a Fund’s ability to achieve its investment objective(s). Any such event(s) could have a significant adverse impact on the value of a Fund. In addition, these disruptions could also impair the information technology and other operational systems upon which the Fund’s service providers, including the Adviser or the subadviser (as applicable), rely, and could otherwise disrupt the ability of employees of the Fund’s service providers to perform essential tasks on behalf of the Fund. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance and reinsurance companies that insure or reinsure against the impact of natural disasters.

22	DECEMBER 31, 2021

Janus Henderson Global Income Managed Volatility Fund

Notes to Financial Statements (unaudited)

A number of countries in the European Union (the “EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen, or spread further within the EU. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Among other things, these developments have adversely affected the value and exchange rate of the euro and pound sterling, and may continue to significantly affect the economies of all EU countries, which in turn may have a material adverse effect on the Fund’s investments in such countries, other countries that depend on EU countries for significant amounts of trade or investment, or issuers with exposure to debt issued by certain EU countries.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the "Offsetting Assets and Liabilities" section of this Note for further details.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that the Adviser believes to be creditworthy at the time of the transaction. There is always the risk that the Adviser’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Offsetting Assets and Liabilities

The Fund presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

The following table presents gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see the Fund's Schedule of Investments.

Offsetting of Financial Assets and Derivative Assets

Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Assets	or Liability(a)	Pledged(b)	Net Amount

JPMorgan Chase Bank, National Association	$387,279	$—	$(387,279)	$—

(a)

Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

Janus Investment Fund	23

Janus Henderson Global Income Managed Volatility Fund

Notes to Financial Statements (unaudited)

JPMorgan Chase Bank, National Association acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodial functions in accordance with the Non-Custodial Securities Lending Agreement. For financial reporting purposes, the Fund does not offset financial instruments’ payables and receivables and related collateral on the Statement of Assets and Liabilities. Securities on loan will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the Securities and Exchange Commission (the “SEC”). See “Securities Lending” in the “Notes to Financial Statements” for additional information.

Securities Lending

Under procedures adopted by the Trustees, the Fund may seek to earn additional income by lending securities to certain qualified broker-dealers and institutions. JPMorgan Chase Bank, National Association acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodial functions in accordance with the Non-Custodial Securities Lending Agreement. The Fund may lend fund securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, the Adviser makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund. In certain circumstances individual loan transactions could yield negative returns.

Upon receipt of cash collateral, the Adviser may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. The Adviser currently intends to primarily invest the cash collateral in a cash management vehicle for which the Adviser serves as investment adviser, Janus Henderson Cash Collateral Fund LLC, or in time deposits. An investment in Janus Henderson Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Fund to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Fund and Janus Henderson Cash Collateral Fund LLC, the Adviser has an inherent conflict of interest as a result of its fiduciary duties to both the Fund and Janus Henderson Cash Collateral Fund LLC. Additionally, the Adviser receives an investment advisory fee of 0.05% for managing Janus Henderson Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Fund may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation. Additional required collateral, or excess collateral returned, is delivered on the next business day. Therefore, the value of the collateral held may be temporarily less than 102% or 105% value of the securities on loan. The cash collateral invested by the Adviser is disclosed in the Schedule of Investments (if applicable).

Income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the lending agent are included as “Affiliated securities lending income, net” on the Statement of Operations. As of December 31, 2021, securities lending transactions accounted for as secured borrowings with an overnight and continuous contractual maturity are $387,279. Gross amounts of recognized liabilities for securities lending (collateral received) as of December 31, 2021 is $406,350, resulting in the net amount due to the counterparty of $19,071.

24	DECEMBER 31, 2021

Janus Henderson Global Income Managed Volatility Fund

Notes to Financial Statements (unaudited)

3. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays the Adviser an investment advisory fee which is calculated daily and paid monthly. The Fund’s contractual investment advisory fee rate (expressed as an annual rate) is 0.55% of its average daily net assets.

Intech Investment Management LLC (“Intech”) serves as subadviser to the Fund. As subadviser, Intech provides day-to-day management of the investment operations of the Fund subject to the general oversight of the Adviser. The Adviser owns approximately 97% of Intech.

The Adviser pays Intech a subadvisory fee rate equal to 50% of the investment advisory fee paid by the Fund to the Adviser (net of any fee waivers and expense reimbursements).

The Adviser has contractually agreed to waive the investment advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s total annual fund operating expenses, including the investment advisory fee, but excluding the fees payable pursuant to a Rule 12b-1 plan, shareholder servicing fees, such as transfer agency fees (including out-of-pocket costs), administrative services fees and any networking/omnibus payable by any share class, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.50% of the Fund’s average daily net assets. The Adviser has agreed to continue the waivers for at least a one-year period commencing October 28, 2021. If applicable, amounts waived and/or reimbursed to the Fund by the Adviser are disclosed as “Excess Expense Reimbursement and Waivers” on the Statement of Operations.

Janus Henderson Services US LLC (formerly Janus Services LLC) (the “Transfer Agent”), a wholly-owned subsidiary of the Adviser, is the Fund’s transfer agent. In addition, the Transfer Agent provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund. The Transfer Agent is not compensated for its services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to the Transfer Agent, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between the Transfer Agent and the Fund, the Transfer Agent may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. The Adviser and its affiliates benefit from an increase in assets that may result from such relationships. The Funds’ Trustees have set limits on fees that the Funds may incur with respect to administrative fees paid for omnibus or networked accounts. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Fund pays an annual administrative services fee based on the average daily net assets of Class D Shares for shareholder services provided by the Transfer Agent, as detailed below.

Average Daily Net Assets of Class D Shares of the Janus Henderson funds	Administrative Services Fee
Under $40 billion	0.12%
$40 billion – $49.9 billion	0.10%
Over $49.9 billion	0.08%

The Fund’s actual Class D administrative fee rate was 0.11% for the reporting period.

The Transfer Agent provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

The Transfer Agent receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class S Shares and Class T Shares for providing or procuring administrative services to investors in Class S Shares and Class T Shares of the Fund. The Transfer Agent expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and

Janus Investment Fund	25

Janus Henderson Global Income Managed Volatility Fund

Notes to Financial Statements (unaudited)

other financial intermediaries for providing these services. The Transfer Agent or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class S Shares and Class T Shares of the Fund. The Transfer Agent may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class S Shares and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with the Adviser. For all share classes, the Transfer Agent also seeks reimbursement for costs it incurs as transfer agent and for providing servicing.

The Transfer Agent is compensated for its services related to the Fund’s Class D Shares. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, the Distributor, a wholly-owned subsidiary of the Adviser, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets, and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to the Distributor for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution and shareholder servicing fees” in the Statement of Operations.

The Adviser serves as administrator to the Fund pursuant to an administration agreement between the Adviser and the Trust. Under the administration agreement, the Adviser is obligated to provide or arrange for the provision of certain administration, compliance, and accounting services to the Fund, including providing office space for the Fund, and is reimbursed by the Fund for certain of its costs in providing these services (to the extent the Adviser seeks reimbursement and such costs are not otherwise waived). In addition, employees of the Adviser and/or its affiliates may serve as officers of the Trust. The Fund pays for some or all of the salaries, fees, and expenses of the Adviser employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by the Adviser, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services the Adviser (or any subadvisor, as applicable) provides to the Fund. These amounts are disclosed as “Affiliated fund administration fees” on the Statement of Operations. In addition, some expenses related to compensation payable to the Fund’s Chief Compliance Officer and certain compliance staff, all of whom are employees of the Adviser and/or its affiliates, are shared with the Fund. Total compensation of $192,161 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the period ended December 31, 2021. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of December 31, 2021 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Total distributable earnings (loss)” on the Statement of Assets and

26	DECEMBER 31, 2021

Janus Henderson Global Income Managed Volatility Fund

Notes to Financial Statements (unaudited)

Liabilities. Deferred compensation expenses for the period ended December 31, 2021 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $204,400 were paid by the Trust to the Trustees under the Deferred Plan during the period ended December 31, 2021.

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or non-affiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles that operate as money market funds. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, the Adviser has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Henderson Cash Liquidity Fund LLC (the “Sweep Vehicle”) is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. The Sweep Vehicle operates pursuant to the provisions of the 1940 Act that govern the operation of money market funds and prices its shares at NAV reflecting market-based values of its portfolio securities (i.e., a “floating” NAV) rounded to the fourth decimal place (e.g., $1.0000). The Sweep Vehicle is permitted to impose a liquidity fee (of up to 2%) on redemptions from the Sweep Vehicle or a redemption gate that temporarily suspends redemptions from the Sweep Vehicle for up to 10 business days during a 90 day period. There are no restrictions on the Fund's ability to withdraw investments from the Sweep Vehicle at will, and there are no unfunded capital commitments due from the Fund to the Sweep Vehicle. The Sweep Vehicle does not charge any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended December 31, 2021 can be found in the “Schedules of Affiliated Investments” located in the Schedule of Investments.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Henderson Distributors and financial intermediaries. During the period ended December 31, 2021, Janus Henderson Distributors retained upfront sales charges of $457.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to Janus Henderson Distributors during the period ended December 31, 2021.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class C Shares during the period ended December 31, 2021.

As of December 31, 2021, shares of the Fund were owned by affiliates of Janus Henderson Investors, and/or other funds advised by Janus Henderson, as indicated in the table below:

Class	% of Class Owned	% of Fund Owned
Class A Shares	-%	-%
Class C Shares	-	-
Class D Shares	-	-
Class I Shares	-	-
Class N Shares	2	-*
Class S Shares	100	-*
Class T Shares	-	-

* Less than 0.50%

Janus Investment Fund	27

Janus Henderson Global Income Managed Volatility Fund

Notes to Financial Statements (unaudited)

In addition, other shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with US GAAP).

4. Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from US GAAP. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers.

The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

Accumulated capital losses noted below represent net capital loss carryovers, as of June 30,  2021, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The following table shows these capital loss carryovers.

Capital Loss Carryover Schedule
For the year ended June 30, 2021
No Expiration
Short-Term	Long-Term	Accumulated Capital Losses
$(5,067,767)	$(5,765,485)	$ (10,833,252)

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2021 are noted below. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in partnerships.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 114,051,205	$ 13,777,814	$ (2,340,073)	$ 11,437,741

28	DECEMBER 31, 2021

Janus Henderson Global Income Managed Volatility Fund

Notes to Financial Statements (unaudited)

5. Capital Share Transactions

	Period ended December 31, 2021		Year ended June 30, 2021
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	15,890	$ 238,423	58,683	$ 850,120
Reinvested dividends and distributions	6,253	94,144	12,205	173,278
Shares repurchased	(35,060)	(526,349)	(170,751)	(2,379,895)
Net Increase/(Decrease)	(12,917)	$ (193,782)	(99,863)	$ (1,356,497)
Class C Shares:
Shares sold	25,769	$ 389,978	61,686	$ 868,648
Reinvested dividends and distributions	14,495	216,457	26,969	380,660
Shares repurchased	(72,800)	(1,088,948)	(253,670)	(3,579,825)
Net Increase/(Decrease)	(32,536)	$ (482,513)	(165,015)	$ (2,330,517)
Class D Shares:
Shares sold	94,022	$ 1,423,159	207,916	$ 3,037,508
Reinvested dividends and distributions	33,195	498,286	59,244	840,383
Shares repurchased	(122,825)	(1,851,978)	(519,576)	(7,266,582)
Net Increase/(Decrease)	4,392	$ 69,467	(252,416)	$ (3,388,691)
Class I Shares:
Shares sold	416,189	$ 6,366,913	1,429,210	$ 20,316,475
Reinvested dividends and distributions	71,607	1,082,436	145,075	2,069,362
Shares repurchased	(1,083,757)	(16,445,748)	(2,019,442)	(29,000,198)
Net Increase/(Decrease)	(595,961)	$(8,996,399)	(445,157)	$ (6,614,361)
Class N Shares:
Shares sold	31,533	$ 493,666	22,310	$ 322,154
Reinvested dividends and distributions	4,279	64,549	7,154	102,027
Shares repurchased	(10,727)	(160,410)	(79,879)	(1,123,882)
Net Increase/(Decrease)	25,085	$ 397,805	(50,415)	$ (699,701)
Class S Shares:
Shares sold	-	$ -	1	$ -
Reinvested dividends and distributions	15	219	29	410
Shares repurchased	-	-	-	-
Net Increase/(Decrease)	15	$ 219	30	$ 410
Class T Shares:
Shares sold	121,901	$ 1,863,685	263,782	$ 3,746,390
Reinvested dividends and distributions	27,949	420,130	59,458	840,792
Shares repurchased	(239,822)	(3,608,379)	(1,058,541)	(14,990,239)
Net Increase/(Decrease)	(89,972)	$(1,324,564)	(735,301)	$(10,403,057)

6. Purchases and Sales of Investment Securities

For the period ended December 31, 2021, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$ 42,138,871	$ 51,321,265	$ -	$ -

Janus Investment Fund	29

Janus Henderson Global Income Managed Volatility Fund

Notes to Financial Statements (unaudited)

7. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to December 31, 2021 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements other than the following:.

On February 3, 2022, Janus Henderson Group plc (“Janus Henderson”) announced it will be selling its majority interest in Intech Investment Management LLC (“Intech”), the subadviser to the Fund. The completion of the transaction is anticipated during the first half of 2022. The Adviser and Intech are assessing options with respect to the continued management of the Fund. Intech will continue to provide subadvisory services to the Fund in the interim.

30	DECEMBER 31, 2021

Janus Henderson Global Income Managed Volatility Fund

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC as an exhibit to Form N-PORT within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to shareholders. The Fund’s Form N-PORT filings and annual and semiannual reports: (i) are available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free) (or 1-800-525-3713 if you hold Class D shares). Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 60-day lag under Full Holdings for the Fund at janushenderson.com/info (or janushenderson.com/reports if you hold Class D Shares).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each portfolio of Janus Aspen Series (each, a “VIT Portfolio,” and collectively, the “VIT Portfolios”), as well as each fund of Janus Investment Fund (each, a “Fund,” and collectively, the “Funds” and together with the VIT Portfolios, the “Janus Henderson Funds,” and each, a “Janus Henderson Fund”). As required by law, the Trustees determine annually whether to continue the investment advisory agreement for each Janus Henderson Fund and the subadvisory agreement for each Janus Henderson Fund that utilizes a subadviser.

In connection with their most recent consideration of those agreements for each Janus Henderson Fund, the Trustees received and reviewed information provided by Janus Henderson Investors US LLC (formerly, Janus Capital Management LLC) (the “Adviser”) and the subadviser in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At meetings held on November 3-4, 2021 and December 7-8, 2021, the Trustees’ evaluated the information provided by the Adviser, the subadviser, and the independent fee consultant, as well as other information addressed during the year. Following such evaluation, the Trustees determined that the overall arrangements between each Janus Henderson Fund and the Adviser and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by the Adviser, its affiliates and the subadviser, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment and unanimously approved the continuation of the investment advisory agreement for each Janus Henderson Fund and the subadvisory agreement for each subadvised Janus Henderson Fund, for the period from February 1, 2022 through February 1, 2023, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and, for the purpose of peer comparisons any administration fees (excluding out of pocket costs), net of any waivers, paid by a fund as a percentage of average net assets.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by the Adviser and the subadviser to the Janus Henderson Funds, taking into account the investment objective, strategies and policies of each Janus Henderson

Janus Investment Fund	31

Janus Henderson Global Income Managed Volatility Fund

Additional Information (unaudited)

Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Janus Henderson Funds. In addition, the Trustees reviewed the resources and key personnel of the Adviser and the subadviser, particularly noting those employees who provide investment and risk management services to the Janus Henderson Funds. The Trustees also considered other services provided to the Janus Henderson Funds by the Adviser or the subadviser, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered the Adviser’s role as administrator to the Janus Henderson Funds, noting that the Adviser generally does not receive a fee for its services as administrator, but is reimbursed for its out-of-pocket costs. The Trustees considered the role of the Adviser in monitoring adherence to the Janus Henderson Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Janus Henderson Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that the Adviser provides a number of different services for the Janus Henderson Funds and fund shareholders, ranging from investment management services to various other servicing functions, and that, in its view, the Adviser is a capable provider of those services. The independent fee consultant also provided its belief that the Adviser has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by the Adviser and the subadviser to each Janus Henderson Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Janus Henderson Funds whose performance lagged that of their peers for certain periods, the Janus Henderson Funds were likely to benefit from the continued provision of those services. They also concluded that the Adviser and the subadviser had sufficient personnel, with the appropriate education and experience, to serve the Janus Henderson Funds effectively and each had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Janus Henderson Fund over various time periods. They noted that they considered Janus Henderson Fund performance data throughout the year, including periodic meetings with each Janus Henderson Fund’s portfolio manager(s), and also reviewed information comparing each Janus Henderson Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Janus Henderson Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Janus Henderson Funds’ performance has been reasonable: for the 36 months ended September 30, 2021, approximately 55% of the Janus Henderson Funds were in the top two quartiles of performance versus Broadridge peers, and for the 12 months ended September 30, 2021, approximately 45% of the Janus Henderson Funds were in the top two quartiles of performance versus Broadridge peers.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance and that the performance trend was improving

32	DECEMBER 31, 2021

Janus Henderson Global Income Managed Volatility Fund

Additional Information (unaudited)

Fixed-Income Funds

• For Janus Henderson Absolute Return Income Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Developed World Bond Fund, the Trustees noted the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Global Bond Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson High-Yield Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2021 and the second Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Short Duration Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2021 and the second Broadridge quartile for the 12 months ended May 31, 2021.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2021 and the second Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson European Focus Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the

Janus Investment Fund	33

Janus Henderson Global Income Managed Volatility Fund

Additional Information (unaudited)

Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Global Select Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Global Technology and Innovation Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson International Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s performance was in bottom Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Forty Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021.

34	DECEMBER 31, 2021

Janus Henderson Global Income Managed Volatility Fund

Additional Information (unaudited)

• For Janus Henderson Growth and Income Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, and the steps the Adviser had taken or was taking to improve performance.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser and subadviser had taken or were taking to improve performance.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser and subadviser had taken or were taking to improve performance.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser and subadviser had taken or were taking to improve performance.

U.S. Equity Funds

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Small-Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps the Adviser had taken or was taking to improve performance.

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Janus Henderson Global Income Managed Volatility Fund

Additional Information (unaudited)

In consideration of each Janus Henderson Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Janus Henderson Fund’s performance warranted continuation of such Janus Henderson Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Janus Henderson Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management fees (investment advisory fees and any administration fees but excluding out-of-pocket costs) for many of the Janus Henderson Funds, after applicable waivers, was below the average management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by the Adviser out of its management fees collected from such Janus Henderson Fund.

The independent fee consultant provided its belief that the management fees charged by the Adviser to each of the Janus Henderson Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by the Adviser. The independent fee consultant found: (1) the total expenses and management fees of the Janus Henderson Funds to be reasonable relative to other comparable mutual funds; (2) the total expenses, on average, were 8% under the average total expenses of the respective Broadridge Expense Group peers; and (3) and the management fees for the Janus Henderson Funds, on average, were 6% under the average management fees for the respective Broadridge Expense Group. The Trustees also considered the total expenses for each share class of each Janus Henderson Fund compared to the average total expenses for its Broadridge Expense Group and to average total expenses for its Broadridge Expense Universe.

For certain Janus Henderson Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses which assessed fund fees in the context of fund performance being delivered. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Janus Henderson Funds was reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and/or expense waivers on such Janus Henderson Funds.

The Trustees considered the methodology used by the Adviser and subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by the Adviser and subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by the Adviser or subadviser (for which the Adviser or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Janus Henderson Funds having a similar strategy, the Trustees considered that the Adviser noted that, under the terms of the management agreements with the Janus Henderson Funds, the Adviser performs significant additional services for the Janus Henderson Funds that it does not provide to those other clients, including administration services, oversight of the Janus Henderson Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Janus Henderson Funds, the Adviser assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, the Trustees noted that the independent fee consultant found that: (1) the management fees the Adviser charges to the Janus Henderson Funds are reasonable in relation to the management fees the Adviser charges to funds subadvised by the Adviser and to the fees the Adviser charges to its institutional separate account clients; (2) these subadvised and institutional separate accounts have different service and infrastructure needs and operate in markets very distinct relative to retail funds; (3) Janus Henderson mutual fund investors enjoy reasonable fees relative to the fees charged to Janus Henderson subadvised fund and separate account investors; and (4) as part of its 2020 review, 9 of 10 Janus Henderson Funds have lower management fees than similar funds subadvised by the Adviser.

The Trustees considered the fees for each Janus Henderson Fund for its fiscal year ended in 2020, including the VIT Portfolios, and noted the following with regard to each VIT Portfolio’s total expenses, net of applicable fee waivers (the VIT Portfolio’s “total expenses”):

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Janus Henderson Global Income Managed Volatility Fund

Additional Information (unaudited)

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

Fixed-Income Funds

• For Janus Henderson Absolute Return Income Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Developed World Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short Duration Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson European Focus Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

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Janus Henderson Global Income Managed Volatility Fund

Additional Information (unaudited)

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Global Real Estate Fund, the Trustees noted, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Sustainable Equity Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Global Technology and Innovation Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson International Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Overseas Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has voluntarily agreed to limit the Fund’s expenses to assist the Fund in attempting to maintain a yield of at least 0.00%.

• For Janus Henderson Money Market Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has agreed to limit the Fund’s expenses to assist the Fund in attempting to maintain a yield of at least 0.00%.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that, that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that, that the Fund’s total expenses were below the peer group average for all share classes.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser had contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted

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Janus Henderson Global Income Managed Volatility Fund

Additional Information (unaudited)

that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Research Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

U.S. Equity Funds

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Small-Mid Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

The Trustees reviewed information on the overall profitability to the Adviser and its affiliates from their relationships with the Janus Henderson Funds, and considered profitability data of other publicly traded mutual fund advisers. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by

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Janus Henderson Global Income Managed Volatility Fund

Additional Information (unaudited)

numerous factors, including the organizational structure of the particular fund manager, differences in complex size, difference in product mix, difference in types of business (mutual fund, institutional and other), differences in the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses and the fund manager’s capital structure and cost of capital.

Additionally, the Trustees considered the estimated profitability to the Adviser from the investment management services it provided to each Janus Henderson Fund. In their review, the Trustees considered whether the Adviser and subadviser receive adequate incentives and resources to manage the Janus Henderson Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Janus Henderson Fund is necessarily a product of the allocation methodology utilized by the Adviser to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant found that (1) the expense allocation methodology and rationales utilized by the Adviser were reasonable and (2) no clear correlation exists between expense allocations and operating margins. The Trustees also considered that the estimated profitability for an individual Janus Henderson Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Janus Henderson Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that the Adviser’s estimated profitability with respect to each Janus Henderson Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Janus Henderson Funds was not a material factor in the Board’s approval of the reasonableness of any Janus Henderson Fund’s investment management fees.

The Trustees concluded that the management fees payable by each Janus Henderson Fund to the Adviser and its affiliates, as well as the fees paid by the Adviser to the subadviser of subadvised Janus Henderson Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees the Adviser and the subadviser charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Janus Henderson Funds. The Trustees also concluded that each Janus Henderson Fund’s total expenses were reasonable, taking into account the size of the Janus Henderson Fund, the quality of services provided by the Adviser and subadviser, the investment performance of the Janus Henderson Fund, and any expense limitations agreed to or provided by the Adviser.

Economies of Scale

The Trustees considered information about the potential for the Adviser to realize economies of scale as the assets of the Janus Henderson Funds increase. They noted that their independent fee consultant published a report to the Trustees in November 2019 which provided its research and analysis into economies of scale. They also noted that, although many Janus Henderson Funds pay advisory fees at a fixed base rate as a percentage of net assets, without any breakpoints or performance fees, their independent fee consultant concluded that 75% of these Janus Henderson Funds’ have contractual management fees (gross of waivers) below their Broadridge Expense Group averages. The Trustees also noted the following: (1) that for those Janus Henderson Funds whose expenses are being reduced by the contractual expense limitations of the Adviser, the Adviser is subsidizing certain of these Janus Henderson Funds because they have not reached adequate scale; (2) performance fee structures have been implemented for various Janus Henderson Funds that have caused the effective rate of advisory fees payable by such Janus Henderson Fund to vary depending on the investment performance of the Janus Henderson Fund relative to its benchmark index over the measurement period; and (3) a few Janus Henderson Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Janus Henderson Funds share directly in economies of scale through the significant investments made by the Adviser and its affiliates related to services provided to the Funds and the lower charges of third-party service providers that are based in part on the combined scale of all of the Janus Henderson Funds.

The Trustees also considered the independent fee consultant’s conclusion that, given the limitations of various analytical approaches to economies of scale and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus Henderson complex. In this regard, the independent consultant concluded that (1) to the extent there were economies of scale at the Adviser, the Adviser’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Janus Henderson Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Janus Henderson Funds, the Adviser appeared to be investing to increase the likelihood that these Janus

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Janus Henderson Global Income Managed Volatility Fund

Additional Information (unaudited)

Henderson Funds will grow to a level to achieve any economies of scale that may exist. Further, the independent fee consultant provided its belief that Janus Henderson Fund investors are well-served by the fee levels and performance fee structures in place on the Janus Henderson Funds in light of any economies of scale that may be present at the Adviser.

Based on all of the information reviewed, including the recent and past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Janus Henderson Fund was reasonable and that the current rates of fees do reflect a sharing between the Adviser and the Janus Henderson Fund of any economies of scale that may be present at the current asset level of the Janus Henderson Fund.

Other Benefits to the Adviser

The Trustees also considered benefits that accrue to the Adviser and its affiliates and subadviser to the Janus Henderson Funds from their relationships with the Janus Henderson Funds. They recognized that two affiliates of the Adviser separately serve the Janus Henderson Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided, and that such compensation contributes to the overall profitability of the Adviser and its affiliates that results from their relationship with the Janus Henderson Funds. The Trustees also considered the Adviser’s past and proposed use of commissions paid by the Janus Henderson Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Janus Henderson Fund and/or other clients of the Adviser and/or the Adviser, and/or subadviser to a Janus Henderson Fund. The Trustees concluded that the Adviser’s and the subadviser’s use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Janus Henderson Fund. The Trustees also concluded that, other than the services provided by the Adviser and its affiliates and subadviser pursuant to the agreements and the fees to be paid by each Janus Henderson Fund therefor, the Janus Henderson Funds and the Adviser and the subadviser may potentially benefit from their relationship with each other in other ways. They concluded that the Adviser and its affiliates share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of the Janus Henderson Funds and other clients serviced by the Adviser and its affiliates. They also concluded that the Adviser and the subadviser benefit from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Janus Henderson Funds and that the Janus Henderson Funds benefit from the Adviser’s and/or the subadviser’s receipt of those products and services as well as research products and services acquired through commissions paid by other clients of the Adviser and/or other clients of the subadviser. They further concluded that the success of any Janus Henderson Fund could attract other business to the Adviser, the subadviser or other Janus Henderson funds, and that the success of the Adviser and the subadviser could enhance the Adviser’s and the subadviser’s ability to serve the Janus Henderson Funds.

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Janus Henderson Global Income Managed Volatility Fund

Useful Information About Your Fund Report (unaudited)

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of the Adviser and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Bloomberg and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

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Janus Henderson Global Income Managed Volatility Fund

Useful Information About Your Fund Report (unaudited)

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the

Janus Investment Fund	43

Janus Henderson Global Income Managed Volatility Fund

Useful Information About Your Fund Report (unaudited)

portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

44	DECEMBER 31, 2021

Janus Henderson Global Income Managed Volatility Fund

Notes

NotesPage1

Janus Investment Fund	45

This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson and Intech are trademarks of Janus Henderson Group plc or one of its subsidiaries. © Janus Henderson Group plc Janus Henderson Distributors US LLC
125-24-93013 03-22

SEMIANNUAL REPORT December 31, 2021

Janus Henderson Government Money Market Fund

Janus Investment Fund

Janus Henderson Government Money Market Fund

Janus Henderson Government Money Market Fund (unaudited)

Performance

David Spilsted co-portfolio manager	Garrett Strum co-portfolio manager

Average Annual Total Return		Seven-Day Current Yield
For the periods ended December 31, 2021		Class D Shares
Class D Shares		With Reimbursement	0.00%
Fiscal Year-to-Date	0.00%	Without Reimbursement	0.00%
1 Year	0.00%	Class T Shares
5 Year	0.70%	With Reimbursement	0.00%
10 Year	0.35%	Without Reimbursement	0.00%
Since Inception (February 14, 1995)	2.00%	Prospectus Expense Ratios
Class T Shares		Class D Shares
Fiscal Year-to-Date	0.00%	Total Annual Fund Operating Expenses‡	0.57%
1 Year	0.00%	Class T Shares
5 Year	0.69%	Total Annual Fund Operating Expenses‡	0.59%
10 Year	0.34%
Since Inception (February 14, 1995)	2.00%

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. For the most recent month-end performance call 800.668.0434 (or 800.525.3713 if you hold shares directly with Janus Henderson) or visit janushenderson.com/performance (or janushenderson.com/allfunds if you hold shares directly with Janus Henderson).

You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Returns include reinvestment of all dividends and distributions.

The yield more closely reflects the current earnings of the money market fund than the total return.

Class D Shares of the Fund commenced operations on February 16, 2010. Performance shown for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares, the initial share class (renamed Class T Shares effective February 16, 2010), calculated using the fees and expenses in effect during the periods shown, net of any applicable fee and expense limitations or waivers.

If Class D Shares of the Fund had been available during periods prior to February 16, 2010, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of Class D Shares reflects the fees and expenses of Class D Shares, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

See “Useful Information About Your Fund Report.”

‡ As stated in the prospectus. See Financial Highlights for actual expense ratios during the reporting period.

Janus Investment Fund	1

Janus Henderson Government Money Market Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in either share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (7/1/21)	Ending Account Value (12/31/21)	Expenses Paid During Period (7/1/21 - 12/31/21)†	Beginning Account Value (7/1/21)	Ending Account Value (12/31/21)	Expenses Paid During Period (7/1/21 - 12/31/21)†	Net Annualized Expense Ratio (7/1/21 - 12/31/21)
Class D Shares	$1,000.00	$1,000.00	$0.25	$1,000.00	$1,024.95	$0.26	0.05%
Class T Shares	$1,000.00	$1,000.00	$0.25	$1,000.00	$1,024.95	$0.26	0.05%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

2	DECEMBER 31, 2021

Janus Henderson Government Money Market Fund

Schedule of Investments (unaudited)

December 31, 2021

Principal Amounts		Value
U.S. Government Agency Notes– 45.1%
Federal Home Loan Bank Discount Notes:
0.0400%, 1/3/22	$5,000,000	$5,000,000
0.0425%, 1/5/22	5,000,000	4,999,988
0.0431%, 1/7/22	5,000,000	4,999,976
0.0392%, 1/10/22	5,000,000	4,999,962
0.0425%, 1/12/22	5,000,000	4,999,947
0.0400%, 1/14/22	5,000,000	4,999,939
0.0355%, 1/18/22	5,000,000	4,999,926
0.0435%, 1/19/22	5,000,000	4,999,903
0.0396%, 1/20/22	5,000,000	4,999,906
0.0445%, 1/21/22	5,000,000	4,999,889
0.0455%, 1/26/22	5,000,000	4,999,855
0.0495%, 2/2/22	5,000,000	4,999,794
0.0495%, 2/4/22	5,000,000	4,999,780
0.0445%, 2/7/22	5,000,000	4,999,784
0.0485%, 2/9/22	5,000,000	4,999,751
0.0500%, 2/11/22	5,000,000	4,999,729
0.0426%, 2/16/22	5,000,000	4,999,740
0.0451%, 2/17/22	5,000,000	4,999,718
0.0450%, 2/23/22	5,000,000	4,999,681
0.0470%, 2/25/22	5,000,000	4,999,654
0.0485%, 3/2/22	5,000,000	4,999,610
0.0450%, 3/3/22	5,000,000	4,999,631
0.0450%, 3/7/22	5,000,000	4,999,606
0.0522%, 3/9/22	5,000,000	4,999,529
0.0500%, 3/11/22	5,000,000	4,999,535
0.0460%, 3/16/22	5,000,000	4,999,540
0.0492%, 3/18/22	5,000,000	4,999,495
0.0594%, 3/23/22	5,000,000	4,999,349
0.0650%, 3/25/22	5,000,000	4,999,269
0.0524%, 4/1/22	5,000,000	4,999,350
0.0560%, 4/22/22	5,000,000	4,999,152
Total U.S. Government Agency Notes (cost $154,990,988)		154,990,988
U.S. Treasury Debt– 8.7%
United States Treasury Bill, 0.0431%, 3/10/22	5,000,000	4,999,633
United States Treasury Bill, 0.0586%, 3/24/22	5,000,000	4,999,389
United States Treasury Bill, 0.0524%, 4/7/22	5,000,000	4,999,354
United States Treasury Bill, 0.0626%, 4/21/22	5,000,000	4,999,108
United States Treasury Bill, 0.0936%, 5/5/22	5,000,000	4,998,487
United States Cash Management Bill, 0.0790%, 4/19/22	5,000,000	4,998,896
Total U.S. Treasury Debt (cost $29,994,867)		29,994,867
Variable Rate Demand Notes¶– 15.1%
Bryan W Kelley 2019 Irrevocable Insurance Trust (LOC: FHLB of Dallas),
0.1000%, 7/1/70	2,980,000	2,980,000
Cypress Bend Real Estate Development Co LLC (LOC: FHLB Dallas),
0.1300%, 4/1/33	9,000,000	9,000,000
Irvine Inn Apartments LP (LOC: FHLB San Francisco), 0.1100%, 2/1/60	4,000,000	4,000,000
John H Smith Irrevocable Insurance Trust of 2017/The (LOC: FHLB of Dallas),
0.1300%, 2/1/41	5,820,000	5,820,000
Johnson Capital Management LLC (LOC: FHLB Indianapolis), 0.2000%, 6/3/47	2,845,000	2,845,000
Lake Nona Trust/The (LOC: FHLB Atlanta), 0.2000%, 10/1/44	2,500,000	2,500,000
LML Trust (LOC: FHLB of Dallas), 0.1300%, 2/1/41	4,500,000	4,500,000
New Sawmill Ridge LLC (LOC: FHLB of Indianapolis), 0.1100%, 6/1/61	3,900,000	3,900,000
Olivetree Apartments LP (LOC: FHLB San Francisco), 0.1100%, 6/2/59	7,000,000	7,000,000
SMZ Holdings LLC (LOC: FHLB Dallas), 0.1300%, 6/1/40	4,240,000	4,240,000
Ventana Housing LP (LOC: FHLB San Francisco), 0.1100%, 6/1/60	5,000,000	5,000,000
Total Variable Rate Demand Notes (cost $51,785,000)		51,785,000

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	3

Janus Henderson Government Money Market Fund

Schedule of Investments (unaudited)

December 31, 2021

Principal Amounts		Value
Repurchase Agreementsë– 31.0%
Goldman Sachs & Co., Joint repurchase agreement, 0.0100%, dated 12/31/21, maturing 1/3/22 to be repurchased at $5,000,004 collateralized by $4,950,941 in U.S. Government Agencies 2.0000% - 4.5000%, 2/1/36 - 9/1/51 with a value of $5,100,000	$5,000,000	$5,000,000
Goldman Sachs & Co., Joint repurchase agreement, 0.0400%, dated 12/31/21, maturing 1/3/22 to be repurchased at $20,000,067 collateralized by $20,506,395 in U.S. Government Agencies 0.5639% - 6.0000%, 5/20/30 - 11/20/51 with a value of $20,400,000	20,000,000	20,000,000
HSBC Securities (USA), Inc., Joint repurchase agreement, 0.0400%, dated 12/31/21, maturing 1/3/22 to be repurchased at $10,000,033 collateralized by $9,687,250 in U.S. Treasuries 0% - 4.7500%, 2/15/25 - 11/15/46 with a value of $10,200,003	10,000,000	10,000,000
ING Financial Markets LLC, Joint repurchase agreement, 0.0200%, dated 12/31/21, maturing 1/3/22 to be repurchased at $15,000,025 collateralized by $14,431,458 in U.S. Treasuries 0% - 5.3750%, 2/28/22 - 11/15/50 with a value of $15,300,027	15,000,000	15,000,000
ING Financial Markets LLC, Joint repurchase agreement, 0.0300%, dated 12/31/21, maturing 1/3/22 to be repurchased at $5,000,013 collateralized by $5,046,113 in U.S. Government Agencies 1.5000% - 4.3000%, 11/1/39 - 2/15/61 with a value of $5,100,022	5,000,000	5,000,000
Royal Bank of Canada, NY Branch, Joint repurchase agreement, 0.0200%, dated 12/31/21, maturing 1/3/22 to be repurchased at $25,000,042 collateralized by $755,759 in U.S. Government Agencies 1.0000% - 6.9070%, 12/20/40 - 12/20/51 and $22,859,523 in U.S. Treasuries 0.1250% - 3.0000%, 9/30/24 - 8/15/48 with a value of $25,500,043	25,000,000	25,000,000
Royal Bank of Canada, NY Branch, Joint repurchase agreement, 0.0400%, dated 12/31/21, maturing 1/3/22 to be repurchased at $26,600,089 collateralized by $20,144,707 in U.S. Government Agencies 0% - 32.7012%, 2/15/31 - 1/1/52 and $5,943,264 in U.S. Treasuries 0.3750% - 4.3750%, 9/30/24 - 8/15/48 with a value of $27,132,090	26,600,000	26,600,000
Total Repurchase Agreements (cost $106,600,000)		106,600,000
Total Investments (total cost $343,370,855) – 99.9%		343,370,855
Cash, Receivables and Other Assets, net of Liabilities – 0.1%		312,759
Net Assets – 100%		$343,683,614

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

4	DECEMBER 31, 2021

Janus Henderson Government Money Market Fund

Notes to Schedule of Investments and Other Information (unaudited)

LLC	Limited Liability Company
LOC	Letter of Credit
LP	Limited Partnership

Money market funds may hold securities with stated maturities of greater than 397 days when those securities have features that allow a fund to “put” back the security to the issuer or to a third party within 397 days of acquisition. The maturity dates shown in the security descriptions are the stated maturity dates.

¶

Variable rate demand notes are not based on a published reference rate and spread; they are determined by the issuer or remarketing agent and current market conditions. The reference rate in the security description is as of December 31, 2021.

ë	The Fund may have elements of risk due to concentration of investments. Such concentrations may subject the Fund to additional risks.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of December 31, 2021. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments In Securities:
U.S. Government Agency Notes	$-	$154,990,988	$-
U.S. Treasury Debt	-	29,994,867	-
Variable Rate Demand Notes	-	51,785,000	-
Repurchase Agreements	-	106,600,000	-
Total Assets	$-	$343,370,855	$-

Janus Investment Fund	5

Janus Henderson Government Money Market Fund

Statement of Assets and Liabilities (unaudited)

December 31, 2021

Assets:
Investments, at value (cost $236,770,855)	$236,770,855
Repurchase agreements, at value (cost $106,600,000)	106,600,000
Cash	118,035
Non-interested Trustees' deferred compensation	8,961
Receivables:
Fund shares sold	441,358
Interest	6,292
Other assets	1
Total Assets	343,945,502
Liabilities:
Payables:	—
Fund shares repurchased	213,581
Professional fees	27,075
Advisory fees	11,964
Non-interested Trustees' deferred compensation fees	8,961
Non-interested Trustees' fees and expenses	191
Dividends	116
Total Liabilities	261,888
Net Assets	$343,683,614
Net Assets Consist of:
Capital (par value and paid-in surplus)	$343,686,452
Total distributable earnings (loss)	(2,838)
Total Net Assets	$343,683,614
Net Assets - Class D Shares	$337,891,456
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	337,889,287
Net Asset Value Per Share	$1.00
Net Assets - Class T Shares	$5,792,158
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	5,792,204
Net Asset Value Per Share	$1.00

See Notes to Financial Statements.

6	DECEMBER 31, 2021

Janus Henderson Government Money Market Fund

Statement of Operations (unaudited)

For the period ended December 31, 2021

Investment Income:
Interest	$92,595
Other income	69
Total Investment Income	92,664
Expenses:
Advisory fees	356,790
Administration services fees:
Class D Shares	630,514
Class T Shares	12,357
Professional fees	19,704
Non-interested Trustees’ fees and expenses	3,021
Total Expenses	1,022,386
Less: Excess Expense Reimbursement and Waivers	(931,587)
Net Expenses	90,799
Net Investment Income/(Loss)	1,865
Net Realized Gain/(Loss) on Investments:
Investments	(78)
Total Net Realized Gain/(Loss) on Investments	(78)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$1,787

See Notes to Financial Statements.

Janus Investment Fund	7

Janus Henderson Government Money Market Fund

Statements of Changes in Net Assets

	Period ended December 31, 2021 (unaudited)	Year ended June 30, 2021

Operations:
Net investment income/(loss)	$1,865	$6,934
Net realized gain/(loss) on investments	(78)	(2)
Net Increase/(Decrease) in Net Assets Resulting from Operations	1,787	6,932
Dividends and Distributions to Shareholders:
Class D Shares	(1,834)	(6,795)
Class T Shares	(34)	(138)
Net Decrease from Dividends and Distributions to Shareholders	(1,868)	(6,933)
Capital Share Transactions:
Class D Shares	(5,238,924)	18,529,382
Class T Shares	(1,054,088)	(537,803)
Net Increase/(Decrease) from Capital Share Transactions	(6,293,012)	17,991,579
Net Increase/(Decrease) in Net Assets	(6,293,093)	17,991,578
Net Assets:
Beginning of period	349,976,707	331,985,129
End of period	$343,683,614	$349,976,707

See Notes to Financial Statements.

8	DECEMBER 31, 2021

Janus Henderson Government Money Market Fund

Financial Highlights

Class D Shares
For a share outstanding during the period ended December 31, 2021 (unaudited) and the year ended June 30	2021	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	—(2)	—(2)	0.01	0.02	0.01	—(2)
Net realized and unrealized gain/(loss)(2)	—	—	—	—	—	—
Total from Investment Operations	—	—	0.01	0.02	0.01	—
Less Dividends and Distributions:
Dividends (from net investment income)	—(2)	—(2)	(0.01)	(0.02)	(0.01)	—(2)
Total Dividends and Distributions	—	—	(0.01)	(0.02)	(0.01)	—
Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Total Return*	0.00%	0.00%	0.96%	1.71%	0.79%	0.05%
Net Assets, End of Period (in thousands)	$337,891	$343,130	$324,601	$202,580	$188,213	$179,761
Average Net Assets for the Period (in thousands)	$343,791	$344,963	$252,388	$197,526	$185,892	$181,337
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.58%	0.57%	0.63%	0.69%	0.69%	0.68%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.05%	0.09%	0.49%	0.59%	0.59%	0.58%
Ratio of Net Investment Income/(Loss)	0.00%(3)	0.00%(3)	0.84%	1.70%	0.79%	0.05%

Class T Shares
For a share outstanding during the period ended December 31, 2021 (unaudited) and the year ended June 30	2021	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	—(2)	—(2)	0.01	0.02	0.01	—(2)
Net realized and unrealized gain/(loss)(2)	—	—	—	—	—	—
Total from Investment Operations	—	—	0.01	0.02	0.01	—
Less Dividends and Distributions:
Dividends (from net investment income)	—(2)	—(2)	(0.01)	(0.02)	(0.01)	—(2)
Total Dividends and Distributions	—	—	(0.01)	(0.02)	(0.01)	—
Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Total Return*	0.00%	0.00%	0.94%	1.70%	0.76%	0.04%
Net Assets, End of Period (in thousands)	$5,792	$6,846	$7,384	$7,849	$8,544	$7,458
Average Net Assets for the Period (in thousands)	$6,401	$7,040	$7,745	$8,055	$8,262	$8,190
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.60%	0.59%	0.66%	0.71%	0.72%	0.71%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.05%	0.09%	0.53%	0.61%	0.62%	0.61%
Ratio of Net Investment Income/(Loss)	0.00%(3)	0.00%(3)	0.98%	1.67%	0.76%	0.04%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Less than $0.005 on a per share basis.

(3) Less than 0.005%.

See Notes to Financial Statements.

Janus Investment Fund	9

Janus Henderson Government Money Market Fund

Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

Janus Henderson Government Money Market Fund (the “Fund”) is a series fund. The Fund is part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 41 Funds which include multiple series of shares, with differing investment objectives and policies. The Fund seeks capital preservation and liquidity with current income as a secondary objective. Janus Henderson Investors US LLC (formerly Janus Capital Management LLC) is the investment adviser (the “Adviser”) to the Fund.

The Fund offers two classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer both classes of shares.

The Fund operates as a “government money market fund” as such term is defined in or interpreted under Rule 2a-7 under the Investment Company Act of 1940, as amended. As a government money market fund, the Fund pursues its investment objectives by normally investing at least 99.5% of its total assets in cash, U.S. Government securities, and/or repurchase agreements that are collateralized fully (i.e., collateralized by cash and/or government securities).

As a government money market fund, the Fund is not required to impose a liquidity fee and/or a redemption gate on fund redemptions. The Trustees have determined not to subject the Fund to a liquidity fee and/or a redemption gate on fund redemptions. The Trustees have reserved its ability to change this determination with respect to liquidity fees and/or redemption gates, but only after providing appropriate prior notice to shareholders.

Shareholders, including individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with United States of America generally accepted accounting principles ("US GAAP")).

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus Henderson funds. Class D Shares are available only to investors who hold accounts directly with the Janus Henderson funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus Henderson funds.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with the Adviser or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with US GAAP.

Liquidity

The Fund has adopted liquidity requirements (measured at the time of purchase) as noted:

The Fund will limit its investments in illiquid securities to 5% or less of its total assets.

Daily liquidity. The Fund will invest at least 10% of its total assets in “daily liquid assets,” which generally include cash (including demand deposits), direct obligations of the U.S. Government, securities (including repurchase agreements) that will mature or are subject to a demand feature that is exercisable and payable within one business day, and/or amounts receivable and due unconditionally within one business day on pending sales of portfolio securities.

Weekly liquidity. The Fund will invest at least 30% of its assets in “weekly liquid assets,” which generally include cash (including demand deposits), direct obligations of the U.S. Government, agency discount notes with remaining maturities of 60 days or less, and securities (including repurchase agreements) that will mature or are subject to a demand feature that is exercisable and payable within five business days.

10	DECEMBER 31, 2021

Janus Henderson Government Money Market Fund

Notes to Financial Statements (unaudited)

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Investments held by the Fund are valued utilizing the amortized cost method of valuation permitted in accordance with Rule 2a-7 under the 1940 Act and certain conditions therein. Under the amortized cost method, which does not take into account unrealized capital gains or losses, an instrument is initially valued at its cost and thereafter assumes a constant accretion/amortization to maturity of any discount or premium.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE.

Periodic review and monitoring of the valuation of short-term securities is performed in an effort to ensure that amortized cost approximates market value. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of December 31, 2021 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income is recorded daily on the accrual basis and includes amortization of premiums and accretion of discounts. The Fund classifies gains and losses on prepayments received as an adjustment to interest income. Debt securities may be placed in non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivables when collection of all or a portion of interest has become doubtful. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Janus Investment Fund	11

Janus Henderson Government Money Market Fund

Notes to Financial Statements (unaudited)

Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Dividends and Distributions

Dividends, if any, are declared daily and distributed monthly for the Fund. Realized capital gains, if any, are declared and distributed in December. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or the Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Fund's equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Other Investments and Strategies

Additional Investment Risk

In response to the COVID-19 pandemic, the U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets, including reducing interest rates to record-low levels. Extremely low or negative interest rates may become more prevalent or may not work as intended. As there is little precedent for this situation, the impact on various markets that interest rate or other significant policy changes may have is unknown. The withdrawal of this support, a failure of measures put in place in response to such economic uncertainty, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation.

Widespread disease, including pandemics and epidemics, and natural or environmental disasters, including those which may be attributable to global climate change, such as earthquakes, fires, floods, hurricanes, tsunamis and weather-related phenomena generally, have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a Fund’s investments. Economies and financial markets throughout the world have become increasingly interconnected, which increases the likelihood that events or conditions in one region or country will adversely affect markets or issuers in other regions or countries, including the United States.

12	DECEMBER 31, 2021

Janus Henderson Government Money Market Fund

Notes to Financial Statements (unaudited)

These disruptions could prevent a Fund from executing advantageous investment decisions in a timely manner and negatively impact a Fund’s ability to achieve its investment objective(s). Any such event(s) could have a significant adverse impact on the value of a Fund. In addition, these disruptions could also impair the information technology and other operational systems upon which the Fund’s service providers, including the Adviser or the subadviser (as applicable), rely, and could otherwise disrupt the ability of employees of the Fund’s service providers to perform essential tasks on behalf of the Fund. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance and reinsurance companies that insure or reinsure against the impact of natural disasters.

A number of countries in the European Union (the “EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen, or spread further within the EU. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Among other things, these developments have adversely affected the value and exchange rate of the euro and pound sterling, and may continue to significantly affect the economies of all EU countries, which in turn may have a material adverse effect on the Fund’s investments in such countries, other countries that depend on EU countries for significant amounts of trade or investment, or issuers with exposure to debt issued by certain EU countries.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the "Offsetting Assets and Liabilities" section of this Note for further details.

The Fund may be exposed to counterparty risk through its investments in certain securities, including, but not limited to, repurchase agreements and debt securities. The Fund intends to enter into financial transactions with counterparties that the Adviser believes to be creditworthy at the time of the transaction. There is always the risk that the Adviser’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Offsetting Assets and Liabilities

The Fund presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

The following table presents gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see the Fund's Schedule of Investments.

Janus Investment Fund	13

Janus Henderson Government Money Market Fund

Notes to Financial Statements (unaudited)

Offsetting of Financial Assets and Derivative Assets

	Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Assets	or Liability(a)	Pledged(b)	Net Amount

Goldman Sachs & Co.	$25,000,000	$—	$(25,000,000)	$—
HSBC Securities (USA), Inc.	10,000,000	—	(10,000,000)	—
ING Financial Markets LLC	20,000,000	—	(20,000,000)	—
Royal Bank of Canada, NY Branch	51,600,000	—	(51,600,000)	—

Total	$106,600,000	$—	$(106,600,000)	$—
(a)

Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

All repurchase agreements are transacted under legally enforceable master repurchase agreements that give the Fund, in the event of default by the counterparty, the right to liquidate securities held and to offset receivables and payables with the counterparty. For financial reporting purposes, the Fund does not offset financial instruments' payables and receivables and related collateral on the Statement of Assets and Liabilities. Repurchase agreements held by the Fund are fully collateralized, and such collateral is in the possession of the Fund’s custodian or, for tri-party agreements, the custodian designated by the agreement. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest.

Repurchase Agreements

The Fund and other funds advised by the Adviser or its affiliates may transfer daily uninvested cash balances into one or more joint trading accounts. Assets in the joint trading accounts are invested in money market instruments and the proceeds are allocated to the participating funds on a pro rata basis.

Repurchase agreements held by the Fund are fully collateralized, and such collateral is in the possession of the Fund’s custodian or, for tri-party agreements, the custodian designated by the agreement. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

Sovereign Debt

The Fund may invest in U.S. and non-U.S. government debt securities (“sovereign debt”). Some investments in sovereign debt, such as U.S. sovereign debt, are considered low risk. However, investments in sovereign debt, especially the debt of less developed countries, can involve a high degree of risk, including the risk that the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or to pay the interest on its sovereign debt in a timely manner. A sovereign debtor’s willingness or ability to satisfy its debt obligation may be affected by various factors including, but not limited to, its cash flow situation, the extent of its foreign currency reserves, the availability of foreign exchange when a payment is due, the relative size of its debt position in relation to its economy as a whole, the sovereign debtor’s policy toward international lenders, and local political constraints to which the governmental entity may be subject. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies, and other entities. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance, or repay principal or interest when due may result in the cancellation of third party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to timely service its debts. The Fund may be requested to participate in the rescheduling of such sovereign debt and to extend further loans to governmental entities, which may adversely affect the Fund’s holdings. In the event of default, there may be limited or no legal remedies for collecting sovereign debt and there may be no

14	DECEMBER 31, 2021

Janus Henderson Government Money Market Fund

Notes to Financial Statements (unaudited)

bankruptcy proceedings through which the Fund may collect all or part of the sovereign debt that a governmental entity has not repaid. In addition, to the extent the Fund invests in non-U.S. sovereign debt, it may be subject to currency risk.

Variable and Floating Rate Notes

The Fund also may purchase variable and floating rate demand notes of corporations and other entities, which are unsecured obligations redeemable upon not more than 30 days’ notice. The Fund may purchase variable and floating rate demand notes of U.S. Government issuers or commercial banks. These obligations include master demand notes that permit investment of fluctuating amounts at varying rates of interest pursuant to direct arrangements with the issuer of the instrument. The issuer of these obligations often has the right, after a given period, to prepay the outstanding principal amount of the obligations upon a specified number of days’ notice. These obligations generally are not traded, nor generally is there an established secondary market for these obligations. To the extent a demand note does not have a seven day or shorter demand feature and there is no readily available market for the obligation, it is treated as an illiquid investment. The rate of interest on securities purchased by the Fund may be tied to short-term Treasury or other government securities or indices on securities that are permissible investments of the Fund, as well as other money market rates of interest. The Fund will not purchase securities whose values are tied to interest rates or indices that are not appropriate for the duration and volatility standards of a money market fund.

3. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays the Adviser an investment advisory fee which is calculated daily and paid monthly. The Fund’s contractual investment advisory fee rate (expressed as an annual rate) is 0.20% of its average daily net assets.

The Adviser may waive and/or reimburse additional fees to the extent necessary to assist the Fund in attempting to maintain a yield of at least 0.00%. These waivers and reimbursements are voluntary and could change or be terminated at any time at the discretion of the Adviser. There is no guarantee that the Fund will maintain a positive yield. If applicable, amounts waived and/or reimbursed to the Fund by the Adviser are disclosed as “Excess Expense Reimbursement” on the Statement of Operations.

Class D Shares and Class T Shares of the Fund compensate the Adviser at an annual rate of 0.36% and 0.38%, respectively, of average daily net assets for providing certain administration services including, but not limited to, oversight and coordination of the Fund’s service providers, recordkeeping and registration functions and also to pay for costs such as shareholder servicing and custody. These amounts are disclosed as “Administration services fees” on the Statement of Operations. A portion of the Fund’s administration fee is paid to BNP Paribas Financial Services ("BPFS"). BPFS provides certain administrative services to the Fund, including services related to Fund accounting, calculation of the Fund’s daily NAV, and Fund audit, tax, and reporting obligations, pursuant to a sub-administration agreement with the Adviser on behalf of the Fund. The Adviser does not receive any additional compensation, beyond the administration services fee for serving as administrator.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of December 31, 2021 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Total distributable earnings (loss)” on the Statement of Assets and Liabilities. Deferred compensation expenses for the period ended December 31, 2021 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $204,400 were paid by the Trust to the Trustees under the Deferred Plan during the period ended December 31, 2021.

4. Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing

Janus Investment Fund	15

Janus Henderson Government Money Market Fund

Notes to Financial Statements (unaudited)

treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers..

Accumulated capital losses noted below represent net capital loss carryovers, as of June 30, 2021, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The following table shows these capital loss carryovers.

Capital Loss Carryover Schedule
For the year ended June 30, 2021
No Expiration
Short-Term	Long-Term	Accumulated Capital Losses
$ (20)	$ -	$ (20)

5. Capital Share Transactions

	Period ended December 31, 2021		Year ended June 30, 2021
	Shares	Amount	Shares	Amount

Class D Shares:
Shares sold	85,094,552	$85,106,737	283,357,789	$283,357,788
Reinvested dividends and distributions	1,120	1,120	5,118	5,118
Shares repurchased	(90,346,780)	(90,346,781)	(264,833,523)	(264,833,524)
Net Increase/(Decrease)	(5,251,108)	$ (5,238,924)	18,529,384	$ 18,529,382
Class T Shares:
Shares sold	4,070,328	$ 4,070,531	10,516,520	$ 10,516,520
Reinvested dividends and distributions	35	34	138	138
Shares repurchased	(5,124,653)	(5,124,653)	(11,054,461)	(11,054,461)
Net Increase/(Decrease)	(1,054,290)	$ (1,054,088)	(537,803)	$ (537,803)

6. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to December 31, 2021 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

16	DECEMBER 31, 2021

Janus Henderson Government Money Market Fund

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Monthly Portfolio Holdings

The Fund files its complete holdings in a monthly report on Form N-MFP within 5 business days after each month end. These reports (i) are available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free) (or 1-800-525-3713 if you hold Class D Shares).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each portfolio of Janus Aspen Series (each, a “VIT Portfolio,” and collectively, the “VIT Portfolios”), as well as each fund of Janus Investment Fund (each, a “Fund,” and collectively, the “Funds” and together with the VIT Portfolios, the “Janus Henderson Funds,” and each, a “Janus Henderson Fund”). As required by law, the Trustees determine annually whether to continue the investment advisory agreement for each Janus Henderson Fund and the subadvisory agreement for each Janus Henderson Fund that utilizes a subadviser.

In connection with their most recent consideration of those agreements for each Janus Henderson Fund, the Trustees received and reviewed information provided by Janus Henderson Investors US LLC (formerly, Janus Capital Management LLC) (the “Adviser”) and the subadviser in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At meetings held on November 3-4, 2021 and December 7-8, 2021, the Trustees’ evaluated the information provided by the Adviser, the subadviser, and the independent fee consultant, as well as other information addressed during the year. Following such evaluation, the Trustees determined that the overall arrangements between each Janus Henderson Fund and the Adviser and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by the Adviser, its affiliates and the subadviser, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment and unanimously approved the continuation of the investment advisory agreement for each Janus Henderson Fund and the subadvisory agreement for each subadvised Janus Henderson Fund, for the period from February 1, 2022 through February 1, 2023, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and, for the purpose of peer comparisons any administration fees (excluding out of pocket costs), net of any waivers, paid by a fund as a percentage of average net assets.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by the Adviser and the subadviser to the Janus Henderson Funds, taking into account the investment objective, strategies and policies of each Janus Henderson Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Janus Henderson Funds. In addition, the Trustees reviewed the resources and key personnel of the Adviser and the subadviser, particularly noting those employees who provide

Janus Investment Fund	17

Janus Henderson Government Money Market Fund

Additional Information (unaudited)

investment and risk management services to the Janus Henderson Funds. The Trustees also considered other services provided to the Janus Henderson Funds by the Adviser or the subadviser, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered the Adviser’s role as administrator to the Janus Henderson Funds, noting that the Adviser generally does not receive a fee for its services as administrator, but is reimbursed for its out-of-pocket costs. The Trustees considered the role of the Adviser in monitoring adherence to the Janus Henderson Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Janus Henderson Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that the Adviser provides a number of different services for the Janus Henderson Funds and fund shareholders, ranging from investment management services to various other servicing functions, and that, in its view, the Adviser is a capable provider of those services. The independent fee consultant also provided its belief that the Adviser has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by the Adviser and the subadviser to each Janus Henderson Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Janus Henderson Funds whose performance lagged that of their peers for certain periods, the Janus Henderson Funds were likely to benefit from the continued provision of those services. They also concluded that the Adviser and the subadviser had sufficient personnel, with the appropriate education and experience, to serve the Janus Henderson Funds effectively and each had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Janus Henderson Fund over various time periods. They noted that they considered Janus Henderson Fund performance data throughout the year, including periodic meetings with each Janus Henderson Fund’s portfolio manager(s), and also reviewed information comparing each Janus Henderson Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Janus Henderson Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Janus Henderson Funds’ performance has been reasonable: for the 36 months ended September 30, 2021, approximately 55% of the Janus Henderson Funds were in the top two quartiles of performance versus Broadridge peers, and for the 12 months ended September 30, 2021, approximately 45% of the Janus Henderson Funds were in the top two quartiles of performance versus Broadridge peers.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance and that the performance trend was improving

Fixed-Income Funds

• For Janus Henderson Absolute Return Income Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the bottom

18	DECEMBER 31, 2021

Janus Henderson Government Money Market Fund

Additional Information (unaudited)

Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Developed World Bond Fund, the Trustees noted the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Global Bond Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson High-Yield Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2021 and the second Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Short Duration Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2021 and the second Broadridge quartile for the 12 months ended May 31, 2021.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2021 and the second Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson European Focus Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps the Adviser had taken or was taking to improve performance.

Janus Investment Fund	19

Janus Henderson Government Money Market Fund

Additional Information (unaudited)

• For Janus Henderson Global Select Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Global Technology and Innovation Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson International Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s performance was in bottom Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Forty Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Growth and Income Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months

20	DECEMBER 31, 2021

Janus Henderson Government Money Market Fund

Additional Information (unaudited)

ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, and the steps the Adviser had taken or was taking to improve performance.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser and subadviser had taken or were taking to improve performance.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser and subadviser had taken or were taking to improve performance.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser and subadviser had taken or were taking to improve performance.

U.S. Equity Funds

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Small-Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps the Adviser had taken or was taking to improve performance.

Janus Investment Fund	21

Janus Henderson Government Money Market Fund

Additional Information (unaudited)

In consideration of each Janus Henderson Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Janus Henderson Fund’s performance warranted continuation of such Janus Henderson Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Janus Henderson Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management fees (investment advisory fees and any administration fees but excluding out-of-pocket costs) for many of the Janus Henderson Funds, after applicable waivers, was below the average management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by the Adviser out of its management fees collected from such Janus Henderson Fund.

The independent fee consultant provided its belief that the management fees charged by the Adviser to each of the Janus Henderson Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by the Adviser. The independent fee consultant found: (1) the total expenses and management fees of the Janus Henderson Funds to be reasonable relative to other comparable mutual funds; (2) the total expenses, on average, were 8% under the average total expenses of the respective Broadridge Expense Group peers; and (3) and the management fees for the Janus Henderson Funds, on average, were 6% under the average management fees for the respective Broadridge Expense Group. The Trustees also considered the total expenses for each share class of each Janus Henderson Fund compared to the average total expenses for its Broadridge Expense Group and to average total expenses for its Broadridge Expense Universe.

For certain Janus Henderson Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses which assessed fund fees in the context of fund performance being delivered. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Janus Henderson Funds was reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and/or expense waivers on such Janus Henderson Funds.

The Trustees considered the methodology used by the Adviser and subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by the Adviser and subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by the Adviser or subadviser (for which the Adviser or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Janus Henderson Funds having a similar strategy, the Trustees considered that the Adviser noted that, under the terms of the management agreements with the Janus Henderson Funds, the Adviser performs significant additional services for the Janus Henderson Funds that it does not provide to those other clients, including administration services, oversight of the Janus Henderson Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Janus Henderson Funds, the Adviser assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, the Trustees noted that the independent fee consultant found that: (1) the management fees the Adviser charges to the Janus Henderson Funds are reasonable in relation to the management fees the Adviser charges to funds subadvised by the Adviser and to the fees the Adviser charges to its institutional separate account clients; (2) these subadvised and institutional separate accounts have different service and infrastructure needs and operate in markets very distinct relative to retail funds; (3) Janus Henderson mutual fund investors enjoy reasonable fees relative to the fees charged to Janus Henderson subadvised fund and separate account investors; and (4) as part of its 2020 review, 9 of 10 Janus Henderson Funds have lower management fees than similar funds subadvised by the Adviser.

The Trustees considered the fees for each Janus Henderson Fund for its fiscal year ended in 2020, including the VIT Portfolios, and noted the following with regard to each VIT Portfolio’s total expenses, net of applicable fee waivers (the VIT Portfolio’s “total expenses”):

22	DECEMBER 31, 2021

Janus Henderson Government Money Market Fund

Additional Information (unaudited)

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

Fixed-Income Funds

• For Janus Henderson Absolute Return Income Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Developed World Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short Duration Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson European Focus Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Janus Investment Fund	23

Janus Henderson Government Money Market Fund

Additional Information (unaudited)

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Global Real Estate Fund, the Trustees noted, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Sustainable Equity Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Global Technology and Innovation Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson International Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Overseas Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has voluntarily agreed to limit the Fund’s expenses to assist the Fund in attempting to maintain a yield of at least 0.00%.

• For Janus Henderson Money Market Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has agreed to limit the Fund’s expenses to assist the Fund in attempting to maintain a yield of at least 0.00%.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that, that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that, that the Fund’s total expenses were below the peer group average for all share classes.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser had contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted

24	DECEMBER 31, 2021

Janus Henderson Government Money Market Fund

Additional Information (unaudited)

that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Research Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

U.S. Equity Funds

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Small-Mid Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

The Trustees reviewed information on the overall profitability to the Adviser and its affiliates from their relationships with the Janus Henderson Funds, and considered profitability data of other publicly traded mutual fund advisers. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by

Janus Investment Fund	25

Janus Henderson Government Money Market Fund

Additional Information (unaudited)

numerous factors, including the organizational structure of the particular fund manager, differences in complex size, difference in product mix, difference in types of business (mutual fund, institutional and other), differences in the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses and the fund manager’s capital structure and cost of capital.

Additionally, the Trustees considered the estimated profitability to the Adviser from the investment management services it provided to each Janus Henderson Fund. In their review, the Trustees considered whether the Adviser and subadviser receive adequate incentives and resources to manage the Janus Henderson Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Janus Henderson Fund is necessarily a product of the allocation methodology utilized by the Adviser to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant found that (1) the expense allocation methodology and rationales utilized by the Adviser were reasonable and (2) no clear correlation exists between expense allocations and operating margins. The Trustees also considered that the estimated profitability for an individual Janus Henderson Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Janus Henderson Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that the Adviser’s estimated profitability with respect to each Janus Henderson Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Janus Henderson Funds was not a material factor in the Board’s approval of the reasonableness of any Janus Henderson Fund’s investment management fees.

The Trustees concluded that the management fees payable by each Janus Henderson Fund to the Adviser and its affiliates, as well as the fees paid by the Adviser to the subadviser of subadvised Janus Henderson Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees the Adviser and the subadviser charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Janus Henderson Funds. The Trustees also concluded that each Janus Henderson Fund’s total expenses were reasonable, taking into account the size of the Janus Henderson Fund, the quality of services provided by the Adviser and subadviser, the investment performance of the Janus Henderson Fund, and any expense limitations agreed to or provided by the Adviser.

Economies of Scale

The Trustees considered information about the potential for the Adviser to realize economies of scale as the assets of the Janus Henderson Funds increase. They noted that their independent fee consultant published a report to the Trustees in November 2019 which provided its research and analysis into economies of scale. They also noted that, although many Janus Henderson Funds pay advisory fees at a fixed base rate as a percentage of net assets, without any breakpoints or performance fees, their independent fee consultant concluded that 75% of these Janus Henderson Funds’ have contractual management fees (gross of waivers) below their Broadridge Expense Group averages. The Trustees also noted the following: (1) that for those Janus Henderson Funds whose expenses are being reduced by the contractual expense limitations of the Adviser, the Adviser is subsidizing certain of these Janus Henderson Funds because they have not reached adequate scale; (2) performance fee structures have been implemented for various Janus Henderson Funds that have caused the effective rate of advisory fees payable by such Janus Henderson Fund to vary depending on the investment performance of the Janus Henderson Fund relative to its benchmark index over the measurement period; and (3) a few Janus Henderson Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Janus Henderson Funds share directly in economies of scale through the significant investments made by the Adviser and its affiliates related to services provided to the Funds and the lower charges of third-party service providers that are based in part on the combined scale of all of the Janus Henderson Funds.

The Trustees also considered the independent fee consultant’s conclusion that, given the limitations of various analytical approaches to economies of scale and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus Henderson complex. In this regard, the independent consultant concluded that (1) to the extent there were economies of scale at the Adviser, the Adviser’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Janus Henderson Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Janus Henderson Funds, the Adviser appeared to be investing to increase the likelihood that these Janus

26	DECEMBER 31, 2021

Janus Henderson Government Money Market Fund

Additional Information (unaudited)

Henderson Funds will grow to a level to achieve any economies of scale that may exist. Further, the independent fee consultant provided its belief that Janus Henderson Fund investors are well-served by the fee levels and performance fee structures in place on the Janus Henderson Funds in light of any economies of scale that may be present at the Adviser.

Based on all of the information reviewed, including the recent and past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Janus Henderson Fund was reasonable and that the current rates of fees do reflect a sharing between the Adviser and the Janus Henderson Fund of any economies of scale that may be present at the current asset level of the Janus Henderson Fund.

Other Benefits to the Adviser

The Trustees also considered benefits that accrue to the Adviser and its affiliates and subadviser to the Janus Henderson Funds from their relationships with the Janus Henderson Funds. They recognized that two affiliates of the Adviser separately serve the Janus Henderson Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided, and that such compensation contributes to the overall profitability of the Adviser and its affiliates that results from their relationship with the Janus Henderson Funds. The Trustees also considered the Adviser’s past and proposed use of commissions paid by the Janus Henderson Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Janus Henderson Fund and/or other clients of the Adviser and/or the Adviser, and/or subadviser to a Janus Henderson Fund. The Trustees concluded that the Adviser’s and the subadviser’s use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Janus Henderson Fund. The Trustees also concluded that, other than the services provided by the Adviser and its affiliates and subadviser pursuant to the agreements and the fees to be paid by each Janus Henderson Fund therefor, the Janus Henderson Funds and the Adviser and the subadviser may potentially benefit from their relationship with each other in other ways. They concluded that the Adviser and its affiliates share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of the Janus Henderson Funds and other clients serviced by the Adviser and its affiliates. They also concluded that the Adviser and the subadviser benefit from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Janus Henderson Funds and that the Janus Henderson Funds benefit from the Adviser’s and/or the subadviser’s receipt of those products and services as well as research products and services acquired through commissions paid by other clients of the Adviser and/or other clients of the subadviser. They further concluded that the success of any Janus Henderson Fund could attract other business to the Adviser, the subadviser or other Janus Henderson funds, and that the success of the Adviser and the subadviser could enhance the Adviser’s and the subadviser’s ability to serve the Janus Henderson Funds.

Janus Investment Fund	27

Janus Henderson Government Money Market Fund

Useful Information About Your Fund Report (unaudited)

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of the Adviser and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Bloomberg and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

28	DECEMBER 31, 2021

Janus Henderson Government Money Market Fund

Useful Information About Your Fund Report (unaudited)

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the

Janus Investment Fund	29

Janus Henderson Government Money Market Fund

Useful Information About Your Fund Report (unaudited)

portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

30	DECEMBER 31, 2021

Janus Henderson Government Money Market Fund

Notes

NotesPage1

Janus Investment Fund	31

Janus Henderson Government Money Market Fund

Notes

NotesPage2

32	DECEMBER 31, 2021

Janus Henderson Government Money Market Fund

Notes

NotesPage3

Janus Investment Fund	33

This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson and Intech are trademarks of Janus Henderson Group plc or one of its subsidiaries. © Janus Henderson Group plc Janus Henderson Distributors US LLC
125-24-93025 03-22

SEMIANNUAL REPORT December 31, 2021

Janus Henderson High-Yield Fund

Janus Investment Fund

HIGHLIGHTS • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Henderson High-Yield Fund

FUND SNAPSHOT

A high-conviction, active high-yield fund that seeks to generate competitive risk-adjusted returns while mitigating drawdowns. The Fund takes a research-first mentality on both macro and security selection risks.

Seth Meyer co-portfolio manager	Brent Olson co-portfolio manager

Janus Henderson High-Yield Fund (unaudited)

Fund At A Glance

December 31, 2021

Fund Profile
30-day Current Yield*	Without Reimbursement	With Reimbursement
Class A Shares NAV	3.96%	3.96%
Class A Shares MOP	3.77%	3.77%
Class C Shares**	3.23%	3.26%
Class D Shares	4.18%	4.18%
Class I Shares	4.21%	4.21%
Class N Shares	4.31%	4.31%
Class R Shares	3.55%	3.58%
Class S Shares	3.69%	3.82%
Class T Shares	4.07%	4.07%
Weighted Average Maturity		6.9 Years
Average Effective Duration***		3.9 Years
* Yield will fluctuate.
** Does not include the 1.00% contingent deferred sales charge.
*** A theoretical measure of price volatility.

Ratings† Summary - (% of Total Investments)
BBB	1.6%
BB	39.3%
B	35.9%
CCC	14.1%
Not Rated	3.6%
Other	5.5%

† Credit ratings provided by Standard & Poor's (S&P), an independent credit rating agency. Credit ratings range from AAA (highest) to D (lowest) based on S&P's measures. Further information on S&P's rating methodology may be found at www.standardandpoors.com. Other rating agencies may rate the same securities differently. Ratings are relative and subjective and are not absolute standards of quality. Credit quality does not remove market risk and is subject to change. "Not Rated" securities are not rated by S&P, but may be rated by other rating agencies and do not necessarily indicate low quality. "Other" includes cash equivalents, equity securities, and certain derivative instruments.

Significant Areas of Investment - (% of Net Assets)

Asset Allocation - (% of Net Assets)
Corporate Bonds	86.4%
Bank Loans and Mezzanine Loans	4.5%
Investment Companies	2.4%
Investments Purchased with Cash Collateral from Securities Lending	2.4%
Common Stocks	2.1%
Convertible Preferred Stocks	1.9%
Asset-Backed/Commercial Mortgage-Backed Securities	1.8%
Preferred Stocks	0.2%
Convertible Corporate Bonds	0.2%
Other	(1.9)%
100.0%

Janus Investment Fund	1

Janus Henderson High-Yield Fund (unaudited)

Performance

See important disclosures on the next page.

Average Annual Total Return - for the periods ended December 31, 2021						Prospectus Expense Ratios
	Fiscal Year-to-Date	One Year	Five Year	Ten Year	Since Inception*	Total Annual Fund Operating Expenses‡	Net Annual Fund Operating Expenses‡
Class A Shares at NAV	1.58%	5.57%	5.58%	6.00%	7.09%	0.97%	0.97%
Class A Shares at MOP	-3.24%	0.60%	4.56%	5.48%	6.89%
Class C Shares at NAV	1.09%	4.71%	4.86%	5.27%	6.34%	1.73%	1.71%
Class C Shares at CDSC	0.10%	3.71%	4.86%	5.27%	6.34%
Class D Shares	1.58%	5.79%	5.82%	6.24%	7.22%	0.76%	0.76%
Class I Shares	1.59%	5.72%	5.86%	6.30%	7.25%	0.71%	0.71%
Class N Shares	1.64%	5.93%	5.97%	6.39%	7.27%	0.62%	0.62%
Class R Shares	1.25%	5.01%	5.11%	5.57%	6.62%	1.45%	1.38%
Class S Shares	1.38%	5.28%	5.38%	5.84%	6.89%	1.27%	1.13%
Class T Shares	1.52%	5.56%	5.72%	6.14%	7.18%	0.87%	0.87%
Bloomberg U.S. Corporate High-Yield Bond Index	1.60%	5.28%	6.30%	6.83%	7.04%
Morningstar Quartile - Class T Shares	-	2nd	2nd	2nd	1st
Morningstar Ranking - based on total returns for High Yield Bond Funds	-	216/687	190/626	185/504	16/197

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 (or 800.525.3713 if you hold shares directly with Janus Henderson) or visit janushenderson.com/performance (or janushenderson.com/allfunds if you hold shares directly with Janus Henderson).

Maximum Offering Price (MOP) returns include the maximum sales charge of 4.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

Net expense ratios reflect the expense waiver, if any, contractually agreed to for at least a one-year period commencing on October 28, 2021.

2	DECEMBER 31, 2021

Janus Henderson High-Yield Fund (unaudited)

Performance

Performance may be affected by risks that include those associated with foreign and emerging markets, fixed income securities, high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), Environmental, Social and Governance (ESG) factors, non-diversification, portfolio turnover, derivatives, short sales, initial public offerings (IPOs) and potential conflicts of interest. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class A Shares, Class C Shares, Class R Shares, and Class S Shares commenced operations on July 6, 2009. Performance shown for each class for periods prior to July 6, 2009, reflects the performance of the Fund's Class J Shares, the initial share class (renamed Class T Shares effective February 16, 2010), calculated using the fees and expenses of each respective share class, without the effect of any fee and expense limitations or waivers.

Class D Shares commenced operations on February 16, 2010. Performance shown for periods prior to February 16, 2010, reflects the performance of the Fund's former Class J Shares, calculated using the fees and expenses in effect during the periods shown, net of any applicable fee and expense limitations or waivers.

Class I Shares of the Fund commenced operations on July 6, 2009. Performance shown for periods prior to July 6, 2009, reflects the performance of the Fund's former Class J Shares, calculated using the fees and expenses of Class J Shares, net of any applicable fee and expense limitations or waivers.

Class N Shares of the Fund commenced operations on May 31, 2012. Performance shown for periods prior to May 31, 2012, reflects the performance of the Fund's Class T Shares, calculated using the fees and expenses of Class T Shares, net of any applicable fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2021 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Fund Report.”

*The Fund’s inception date – December 29, 1995

‡ As stated in the prospectus. See Financial Highlights for actual expense ratios during the reporting period.

Janus Investment Fund	3

Janus Henderson High-Yield Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (7/1/21)	Ending Account Value (12/31/21)	Expenses Paid During Period (7/1/21 - 12/31/21)†	Beginning Account Value (7/1/21)	Ending Account Value (12/31/21)	Expenses Paid During Period (7/1/21 - 12/31/21)†	Net Annualized Expense Ratio (7/1/21 - 12/31/21)
Class A Shares	$1,000.00	$1,015.80	$4.93	$1,000.00	$1,020.32	$4.94	0.97%
Class C Shares	$1,000.00	$1,010.90	$8.67	$1,000.00	$1,016.59	$8.69	1.71%
Class D Shares	$1,000.00	$1,015.80	$3.86	$1,000.00	$1,021.37	$3.87	0.76%
Class I Shares	$1,000.00	$1,015.90	$3.66	$1,000.00	$1,021.58	$3.67	0.72%
Class N Shares	$1,000.00	$1,016.40	$3.20	$1,000.00	$1,022.03	$3.21	0.63%
Class R Shares	$1,000.00	$1,012.50	$7.10	$1,000.00	$1,018.15	$7.12	1.40%
Class S Shares	$1,000.00	$1,013.80	$5.79	$1,000.00	$1,019.46	$5.80	1.14%
Class T Shares	$1,000.00	$1,015.20	$4.37	$1,000.00	$1,020.87	$4.38	0.86%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

4	DECEMBER 31, 2021

Janus Henderson High-Yield Fund

Schedule of Investments (unaudited)

December 31, 2021

Shares or Principal Amounts		Value
Asset-Backed/Commercial Mortgage-Backed Securities– 1.8%
Amercian Airlines Inc / AAdvantage Loyalty IP Ltd, 5.5000%, 4/20/26 (144A)	$4,091,000	$4,254,129
Amercian Airlines Inc / AAdvantage Loyalty IP Ltd, 5.7500%, 4/20/29 (144A)	3,035,000	3,243,565
MED Trust 2021-MDLN F,
ICE LIBOR USD 1 Month + 4.0000%, 4.1100%, 11/15/38 (144A)‡	14,498,000	14,389,271
Total Asset-Backed/Commercial Mortgage-Backed Securities (cost $21,624,000)		21,886,965
Bank Loans and Mezzanine Loans– 4.5%
Basic Industry – 0.6%
Aruba Investments Holdings LLC,
ICE LIBOR USD 3 Month + 7.7500%, 8.5000%, 11/24/28‡	2,497,000	2,501,170
Luxembourg Investment Co 428 Sarl, SOFR + 5.0000%, 5.6000%, 10/20/28ƒ,‡	4,482,000	4,459,590
		6,960,760
Capital Goods – 0.7%
Arcline FM Holdings LLC, ICE LIBOR USD 1 Month + 4.7500%, 5.5000%, 6/23/28‡	2,904,720	2,904,720
Arcline FM Holdings LLC, ICE LIBOR USD 3 Month + 8.2500%, 9.0000%, 6/15/29‡	2,582,000	2,575,545
PECF USS Intermediate Holding III Corp,
ICE LIBOR USD 3 Month + 4.2500%, 4.7500%, 12/15/28‡	2,492,949	2,493,847
		7,974,112
Communications – 0.2%
Formula One Management Ltd,
ICE LIBOR USD 1 Month + 2.5000%, 3.5000%, 2/1/24‡	2,413,747	2,409,716
Consumer Cyclical – 0.8%
Boardriders Inc, ICE LIBOR USD 3 Month + 8.0000%, 9.0000%, 4/23/24‡,¢	339,932	339,932
Mic Glen LLC, ICE LIBOR USD 3 Month + 6.7500%, 7.2500%, 7/20/29‡	3,064,676	3,067,220
Tacala Investment Corp, ICE LIBOR USD 1 Month + 7.5000%, 8.2500%, 2/4/28‡	6,817,969	6,769,697
		10,176,849
Consumer Non-Cyclical – 0.1%
National Mentor Holdings Inc,
ICE LIBOR USD 3 Month + 7.2500%, 8.0000%, 3/2/29‡	759,111	754,367
Insurance – 0.4%
Asurion LLC, ICE LIBOR USD 1 Month + 5.2500%, 5.3543%, 1/20/29‡	5,215,000	5,190,020
Technology – 1.5%
Altar Bidco Inc, SOFR + 3.3500%, 3.8500%, 11/17/28ƒ,‡	2,747,505	2,737,202
Altar Bidco Inc, ICE LIBOR USD 3 Month + 5.6000%, 6.1000%, 11/16/29ƒ,‡	935,229	936,398
Magenta Buyer LLC, ICE LIBOR USD 3 Month + 8.2500%, 9.0000%, 7/27/29‡	4,138,000	4,100,510
Mitchell International Inc,
ICE LIBOR USD 1 Month + 3.7500%, 4.2500%, 10/15/28‡	2,362,000	2,346,009
Proofpoint Inc, ICE LIBOR USD 3 Month + 3.2500%, 3.7500%, 8/31/28‡	2,948,000	2,933,496
UKG Inc, ICE LIBOR USD 1 Month + 3.2500%, 3.7500%, 5/4/26‡	3,660,061	3,638,320
UKG Inc, ICE LIBOR USD 1 Month + 5.2500%, 5.7500%, 5/3/27‡	965,251	967,066
		17,659,001
Transportation – 0.2%
AAdvantage Loyalty IP Ltd,
ICE LIBOR USD 3 Month + 4.7500%, 5.5000%, 4/20/28‡	2,108,000	2,180,642
Total Bank Loans and Mezzanine Loans (cost $52,941,731)		53,305,467
Corporate Bonds– 86.4%
Banking – 0.7%
Credit Suisse Group AG,
US Treasury Yield Curve Rate 5 Year + 3.5540%, 4.5000% (144A)‡,#,µ	4,532,000	4,418,700
SVB Financial Group,
US Treasury Yield Curve Rate 5 Year + 3.0740%, 4.2500%‡,µ	3,938,000	3,993,132
		8,411,832
Basic Industry – 6.1%
Allegheny Technologies Inc, 5.1250%, 10/1/31	6,639,000	6,688,792
Arconic Rolled Products, 6.1250%, 2/15/28 (144A)	5,480,000	5,831,816
Axalta Coating Systems Ltd, 3.3750%, 2/15/29 (144A)	2,499,000	2,417,783
Compass Minerals International Inc, 6.7500%, 12/1/27 (144A)	2,203,000	2,332,602
Diamond BC BV, 4.6250%, 10/1/29 (144A)	1,822,000	1,807,369

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	5

Janus Henderson High-Yield Fund

Schedule of Investments (unaudited)

December 31, 2021

Shares or Principal Amounts		Value
Corporate Bonds– (continued)
Basic Industry– (continued)
First Quantum Minerals Ltd, 7.5000%, 4/1/25 (144A)	$5,679,000	$5,841,987
FMG Resources (August 2006) Pty Ltd, 4.3750%, 4/1/31 (144A)	2,283,000	2,397,150
Freeport-McMoRan Inc, 5.2500%, 9/1/29	2,206,000	2,415,570
Freeport-McMoRan Inc, 4.6250%, 8/1/30	5,268,000	5,649,930
Herens Holdco Sarl, 4.7500%, 5/15/28 (144A)	1,085,000	1,063,300
Hudbay Minerals Inc, 4.5000%, 4/1/26 (144A)	4,705,000	4,705,000
Hudbay Minerals Inc, 6.1250%, 4/1/29 (144A)	5,384,000	5,709,113
INEOS Quattro Finance 2 PLC, 3.3750%, 1/15/26 (144A)	2,870,000	2,880,476
Iris Holdings Inc, 8.7500% (8.75% Cash or 9.50% PIK), 2/15/26 (144A)Ø	1,389,000	1,397,681
Kaiser Aluminum Corp, 4.5000%, 6/1/31 (144A)	3,455,000	3,398,856
Kobe US Midco 2 Inc, 9.2500% (9.25% Cash or 10.00% PIK), 11/1/26 (144A)Ø	2,383,000	2,433,639
Novelis Corp, 3.8750%, 8/15/31 (144A)	2,282,000	2,267,738
Olympus Water US Holding Corp, 6.2500%, 10/1/29 (144A)	3,467,000	3,380,325
Polar US Borrower LLC, 6.7500%, 5/15/26 (144A)	6,188,000	6,079,710
SCIL IV LLC / SCIL USA Holdings LLC, 5.3750%, 11/1/26 (144A)	1,347,000	1,382,359
Trinseo Materials Operating SCA / Trinseo Materials Finance Inc,
5.1250%, 4/1/29 (144A)	2,779,000	2,834,580
		72,915,776
Brokerage – 1.6%
Charles Schwab Corp,
US Treasury Yield Curve Rate 5 Year + 3.1680%, 4.0000%‡,µ	2,933,000	2,991,660
Coinbase Global Inc, 3.3750%, 10/1/28 (144A)	4,238,000	3,957,232
Coinbase Global Inc, 3.6250%, 10/1/31 (144A)	3,778,000	3,475,760
Compass Group Diversified Holdings LLC, 5.2500%, 4/15/29 (144A)	2,644,000	2,769,590
Jane Street Group / JSG Finance Inc, 4.5000%, 11/15/29 (144A)	1,463,000	1,477,630
LPL Holdings Inc, 4.3750%, 5/15/31 (144A)	4,005,000	4,096,654
		18,768,526
Building Products – 0.6%
TopBuild Corp, 4.1250%, 2/15/32 (144A)	7,501,000	7,697,901
Capital Goods – 8.8%
APi Group DE Inc, 4.1250%, 7/15/29 (144A)	3,763,000	3,781,815
ARD Finance SA, 6.5000% (6.50% Cash or 7.25% PIK), 6/30/27 (144A)Ø	14,513,175	14,957,743
Ardagh Packaging Finance PLC / Ardagh Holdings USA Inc,
5.2500%, 8/15/27 (144A)	6,942,000	6,985,387
Atkore Inc, 4.2500%, 6/1/31 (144A)	1,200,000	1,230,000
Beacon Roofing Supply Inc, 4.1250%, 5/15/29 (144A)	3,550,000	3,548,119
Covert Mergeco Inc, 4.8750%, 12/1/29 (144A)	4,365,000	4,430,475
CP Atlas Buyer Inc, 7.0000%, 12/1/28 (144A)#	3,532,000	3,514,340
LABL Escrow Issuer LLC, 6.7500%, 7/15/26 (144A)	2,677,000	2,758,916
LABL Escrow Issuer LLC, 10.5000%, 7/15/27 (144A)	4,039,000	4,235,901
LABL Inc, 8.2500%, 11/1/29 (144A)	5,469,000	5,499,353
Madison IAQ LLC, 5.8750%, 6/30/29 (144A)	5,683,000	5,682,999
New Enterprise Stone & Lime Co Inc, 5.2500%, 7/15/28 (144A)	5,033,000	5,103,462
PECF USS Intermediate Holding III Corp, 8.0000%, 11/15/29 (144A)	4,732,000	4,899,986
SRS Distribution Inc, 6.1250%, 7/1/29 (144A)	1,465,000	1,493,011
SRS Distribution Inc, 6.0000%, 12/1/29 (144A)	1,887,000	1,896,435
Standard Industries Inc/NJ, 3.3750%, 1/15/31 (144A)	9,940,000	9,575,103
Summit Materials LLC / Summit Materials Finance Corp,
5.2500%, 1/15/29 (144A)	2,769,000	2,900,251
Titan International Inc, 7.0000%, 4/30/28	2,752,000	2,930,880
TransDigm Inc, 4.8750%, 5/1/29	7,620,000	7,652,766
Vertical Holdco GmbH, 7.6250%, 7/15/28 (144A)	3,189,000	3,416,216
Vertical US Newco Inc, 5.2500%, 7/15/27 (144A)	3,245,000	3,411,306
Vertiv Group Corp, 4.1250%, 11/15/28 (144A)	3,601,000	3,637,010
White Cap Parent LLC, 8.2500% (8.25% Cash or 9.00% PIK), 3/15/26 (144A)Ø	1,783,000	1,823,118
		105,364,592
Communications – 14.7%
Altice Financing SA, 5.0000%, 1/15/28 (144A)	6,351,000	6,197,877
Altice France Holding SA, 10.5000%, 5/15/27 (144A)	4,585,000	4,928,875

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

6	DECEMBER 31, 2021

Janus Henderson High-Yield Fund

Schedule of Investments (unaudited)

December 31, 2021

Shares or Principal Amounts		Value
Corporate Bonds– (continued)
Communications– (continued)
Altice France SA, 5.1250%, 7/15/29 (144A)	$8,776,000	$8,560,549
Altice France SA, 5.5000%, 10/15/29 (144A)	3,327,000	3,277,095
Block Communications Inc, 4.8750%, 3/1/28 (144A)	6,753,000	6,753,000
CCO Holdings LLC / CCO Holdings Capital Corp, 5.1250%, 5/1/27 (144A)	5,136,000	5,290,080
CCO Holdings LLC / CCO Holdings Capital Corp, 5.0000%, 2/1/28 (144A)	3,551,000	3,693,040
CCO Holdings LLC / CCO Holdings Capital Corp, 4.5000%, 8/15/30 (144A)	4,365,000	4,466,224
CCO Holdings LLC / CCO Holdings Capital Corp, 4.5000%, 6/1/33 (144A)	5,033,000	5,134,818
Connect Finco Sarl / Connect US Finco LLC, 6.7500%, 10/1/26 (144A)	7,453,000	7,834,966
Consolidated Communications Inc, 5.0000%, 10/1/28 (144A)	4,560,000	4,605,600
CSC Holdings LLC, 5.3750%, 2/1/28 (144A)	6,534,000	6,765,108
CSC Holdings LLC, 7.5000%, 4/1/28 (144A)	5,522,000	5,922,345
CSC Holdings LLC, 4.6250%, 12/1/30 (144A)	10,231,000	9,681,084
Directv Financing LLC / Directv Financing Co-Obligor Inc,
5.8750%, 8/15/27 (144A)	3,396,000	3,476,519
DISH DBS Corp, 5.1250%, 6/1/29	3,196,000	2,908,360
Front Range BidCo Inc, 4.0000%, 3/1/27 (144A)	4,726,000	4,658,749
Front Range BidCo Inc, 6.1250%, 3/1/28 (144A)	5,470,000	5,387,950
GCI LLC, 4.7500%, 10/15/28 (144A)	6,538,000	6,709,622
Gray Escrow II Inc, 5.3750%, 11/15/31 (144A)#	2,409,000	2,478,259
Gray Television Inc, 4.7500%, 10/15/30 (144A)	8,831,000	8,775,806
LCPR Senior Secured Financing DAC, 6.7500%, 10/15/27 (144A)	3,290,000	3,454,500
LCPR Senior Secured Financing DAC, 5.1250%, 7/15/29 (144A)	3,397,000	3,413,985
Level 3 Financing Inc, 3.6250%, 1/15/29 (144A)	4,574,000	4,345,300
Liberty Interactive LLC, 8.2500%, 2/1/30	8,952,000	9,802,440
Nexstar Broadcasting Inc, 4.7500%, 11/1/28 (144A)	1,948,000	1,984,525
Northwest Fiber LLC / Northwest Fiber Finance Sub Inc,
6.0000%, 2/15/28 (144A)#	2,856,000	2,798,880
Scripps Escrow II Inc, 5.3750%, 1/15/31 (144A)	6,479,000	6,584,284
Scripps Escrow Inc, 5.8750%, 7/15/27 (144A)	2,482,000	2,607,496
Sirius XM Radio Inc, 4.0000%, 7/15/28 (144A)	4,261,000	4,284,819
Summer (BC) Bidco B LLC, 5.5000%, 10/31/26 (144A)	898,000	919,301
Uniti Group LP / Uniti Group Finance Inc, 6.5000%, 2/15/29 (144A)	3,918,000	3,904,542
Virgin Media Finance PLC, 5.0000%, 7/15/30 (144A)	2,771,000	2,757,145
Windstream Escrow LLC, 7.7500%, 8/15/28 (144A)	4,499,000	4,771,010
Ziggo BV, 5.1250%, 2/28/30 (144A)#	6,300,000	6,331,500
		175,465,653
Construction & Engineering – 0.1%
Arcosa Inc, 4.3750%, 4/15/29 (144A)	970,000	983,338
Consumer Cyclical – 15.9%
1011778 BC ULC / New Red Finance Inc, 4.0000%, 10/15/30 (144A)	3,001,000	2,948,483
Allied Universal Holdco LLC / Allied Universal Finance Corp,
6.0000%, 6/1/29 (144A)	2,986,000	2,903,885
American Axle & Manufacturing Inc, 6.8750%, 7/1/28#	3,164,000	3,411,994
Arko Corp, 5.1250%, 11/15/29 (144A)	4,140,000	4,000,275
Atlas LuxCo 4 SARL / Allied Universal Holdco LLC / Allied Universal Finance Corp,
4.6250%, 6/1/28 (144A)	2,944,000	2,942,175
Bloomin' Brands Inc, 5.1250%, 4/15/29 (144A)#	4,011,000	4,073,411
Carnival Corp, 7.6250%, 3/1/26 (144A)	3,165,000	3,317,711
Carrols Restaurant Group Inc, 5.8750%, 7/1/29 (144A)	4,255,000	3,829,500
Carvana Co, 5.5000%, 4/15/27 (144A)	4,501,000	4,455,990
Carvana Co, 4.8750%, 9/1/29 (144A)	5,807,000	5,531,167
Century Communities Inc, 3.8750%, 8/15/29 (144A)	3,890,000	3,919,175
Dornoch Debt Merger Sub Inc, 6.6250%, 10/15/29 (144A)	5,766,000	5,693,925
Ford Motor Co, 4.7500%, 1/15/43	4,915,000	5,424,931
Ford Motor Credit Co LLC, 3.6250%, 6/17/31	7,008,000	7,377,216
Full House Resorts Inc, 8.2500%, 2/15/28 (144A)	5,105,000	5,360,250
Garda World Security Corp, 4.6250%, 2/15/27 (144A)	2,933,000	2,918,335
Garda World Security Corp, 6.0000%, 6/1/29 (144A)	3,119,000	2,978,645

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	7

Janus Henderson High-Yield Fund

Schedule of Investments (unaudited)

December 31, 2021

Shares or Principal Amounts		Value
Corporate Bonds– (continued)
Consumer Cyclical– (continued)
General Motors Financial Co Inc,
ICE LIBOR USD 3 Month + 3.5980%, 5.7500%‡,µ	$4,793,000	$5,128,510
GoDaddy Operating Co LLC / GD Finance Co Inc, 3.5000%, 3/1/29 (144A)	3,623,000	3,595,266
Goodyear Tire & Rubber Co/The, 5.2500%, 4/30/31	4,968,000	5,400,266
Jaguar Land Rover Automotive PLC, 7.7500%, 10/15/25 (144A)	2,707,000	2,927,580
Jaguar Land Rover Automotive PLC, 5.8750%, 1/15/28 (144A)#	3,580,000	3,642,650
JB Poindexter & Co Inc, 7.1250%, 4/15/26 (144A)	2,837,000	2,968,410
Life Time Inc, 5.7500%, 1/15/26 (144A)	4,464,000	4,620,240
Life Time Inc, 8.0000%, 4/15/26 (144A)#	3,924,000	4,112,038
Lithia Motors Inc, 4.3750%, 1/15/31 (144A)	4,348,000	4,641,490
LSF9 Atlantis Holdings LLC / Victra Finance Corp, 7.7500%, 2/15/26 (144A)	5,892,000	5,957,814
Nordstrom Inc, 5.0000%, 1/15/44	3,923,000	3,658,198
Papa John's International Inc, 3.8750%, 9/15/29 (144A)	2,772,000	2,758,140
Premier Entertainment Sub LLC / Premier Entertainment Finance Corp,
5.6250%, 9/1/29 (144A)#	8,086,000	8,022,848
Premier Entertainment Sub LLC / Premier Entertainment Finance Corp,
5.8750%, 9/1/31 (144A)	8,082,000	8,110,045
Prime Security Services Borrower LLC / Prime Finance Inc,
3.3750%, 8/31/27 (144A)	2,018,000	1,948,157
Realogy Group LLC / Realogy Co-Issuer Corp, 5.7500%, 1/15/29 (144A)	2,789,000	2,858,725
Rent-A-Center Inc, 6.3750%, 2/15/29 (144A)	3,913,000	4,079,302
Shea Homes LP / Shea Homes Funding Corp, 4.7500%, 4/1/29 (144A)	6,203,000	6,320,857
Sugarhouse HSP Gaming Prop Mezz LP / Sugarhouse HSP Gaming Finance Corp,
5.8750%, 5/15/25 (144A)	2,914,000	2,899,430
Taylor Morrison Home Corp, 5.1250%, 8/1/30 (144A)	2,663,000	2,929,300
Uber Technologies Inc, 4.5000%, 8/15/29 (144A)	3,259,000	3,318,770
Vail Resorts Inc, 6.2500%, 5/15/25 (144A)	2,245,000	2,334,800
VICI Properties LP / VICI Note Co Inc, 4.1250%, 8/15/30 (144A)	4,601,000	4,865,557
Weekley Homes LLC / Weekly Finance Corp, 4.8750%, 9/15/28 (144A)	1,872,000	1,928,160
Wendy's International LLC, 7.0000%, 12/15/25	2,072,000	2,328,410
WW International Inc, 4.5000%, 4/15/29 (144A)	2,974,000	2,846,862
Wyndham Destinations Inc, 6.6000%, 10/1/25	4,492,000	4,997,350
Wyndham Destinations Inc, 6.6250%, 7/31/26 (144A)	3,691,000	4,092,728
Wynn Macau Ltd, 5.6250%, 8/26/28 (144A)#	2,232,000	2,066,799
Yum! Brands Inc, 3.6250%, 3/15/31	2,938,000	2,926,983
		189,372,753
Consumer Non-Cyclical – 13.7%
Albertsons Cos Inc / Safeway Inc / New Albertsons LP / Albertsons LLC,
4.6250%, 1/15/27 (144A)	4,546,000	4,770,754
Albertsons Cos Inc / Safeway Inc / New Albertsons LP / Albertsons LLC,
4.8750%, 2/15/30 (144A)	4,436,000	4,789,638
Bausch Health Americas Inc, 8.5000%, 1/31/27 (144A)	3,884,000	4,078,200
Bausch Health Cos Inc, 9.0000%, 12/15/25 (144A)	5,168,000	5,442,834
Bausch Health Cos Inc, 5.0000%, 1/30/28 (144A)	10,584,000	9,737,280
Bausch Health Cos Inc, 4.8750%, 6/1/28 (144A)	2,041,000	2,081,820
Bausch Health Cos Inc, 5.0000%, 2/15/29 (144A)	1,732,000	1,528,490
CHS / Community Health Systems Inc, 6.8750%, 4/15/29 (144A)	8,600,000	8,761,250
DaVita Inc, 3.7500%, 2/15/31 (144A)	6,688,000	6,516,319
FAGE International SA / FAGE USA Dairy Industry Inc,
5.6250%, 8/15/26 (144A)	2,195,000	2,249,875
Hadrian Merger Sub Inc, 8.5000%, 5/1/26 (144A)	5,312,000	5,458,080
HLF Financing Sarl LLC / Herbalife International Inc,
4.8750%, 6/1/29 (144A)	7,310,000	7,172,572
JBS USA LUX SA / JBS USA Finance Inc, 6.7500%, 2/15/28 (144A)	5,651,000	6,096,073
JBS USA LUX SA / JBS USA Food Co / JBS USA Finance Inc,
6.5000%, 4/15/29 (144A)	5,584,000	6,142,456
JBS USA LUX SA / JBS USA Food Co / JBS USA Finance Inc,
5.5000%, 1/15/30 (144A)	5,216,000	5,672,400

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	DECEMBER 31, 2021

Janus Henderson High-Yield Fund

Schedule of Investments (unaudited)

December 31, 2021

Shares or Principal Amounts		Value
Corporate Bonds– (continued)
Consumer Non-Cyclical– (continued)
JBS USA LUX SA / JBS USA Food Co / JBS USA Finance Inc,
3.7500%, 12/1/31 (144A)	$1,561,000	$1,584,415
Kraft Heinz Foods Co, 4.3750%, 6/1/46	1,408,000	1,648,768
Kraft Heinz Foods Co, 4.8750%, 10/1/49	1,218,000	1,529,738
ModivCare Escrow Issuer Inc, 5.0000%, 10/1/29 (144A)	5,377,000	5,491,315
Mozart Debt Merger Sub Inc, 5.2500%, 10/1/29 (144A)	10,089,000	10,226,614
Organon Finance 1 LLC, 4.1250%, 4/30/28 (144A)	5,084,000	5,166,615
Organon Finance 1 LLC, 5.1250%, 4/30/31 (144A)	8,894,000	9,291,384
Performance Food Group Inc, 4.2500%, 8/1/29 (144A)	629,000	624,006
Pilgrim's Pride Corp, 3.5000%, 3/1/32 (144A)	3,776,000	3,813,760
Post Holdings Inc, 4.5000%, 9/15/31 (144A)	2,775,000	2,754,188
Prime Healthcare Services Inc, 7.2500%, 11/1/25 (144A)	1,735,000	1,839,100
Providence Service Corp, 5.8750%, 11/15/25 (144A)	3,232,000	3,393,600
Surgery Center Holdings Inc, 6.7500%, 7/1/25 (144A)	2,278,000	2,295,085
Syneos Health Inc, 3.6250%, 1/15/29 (144A)	4,142,000	4,090,225
Tenet Healthcare Corp, 4.8750%, 1/1/26 (144A)	4,811,000	4,941,522
Tenet Healthcare Corp, 6.1250%, 10/1/28 (144A)	3,891,000	4,109,713
Tenet Healthcare Corp, 4.2500%, 6/1/29 (144A)	4,834,000	4,908,879
Teva Pharmaceutical Finance Co LLC, 6.1500%, 2/1/36#	2,061,000	2,160,546
Teva Pharmaceutical Finance Netherlands III BV, 3.1500%, 10/1/26	7,851,000	7,379,940
Teva Pharmaceutical Industries Ltd, 4.7500%, 5/9/27	3,043,000	3,015,217
Teva Pharmaceutical Industries Ltd, 5.1250%, 5/9/29	2,400,000	2,352,744
		163,115,415
Electric – 0.5%
TerraForm Power Operating LLC, 4.7500%, 1/15/30 (144A)	5,648,000	5,921,166
Energy – 12.3%
Antero Resources Corp, 7.6250%, 2/1/29 (144A)	2,214,000	2,457,540
Antero Resources Corp, 5.3750%, 3/1/30 (144A)	2,072,000	2,214,968
Apache Corp, 4.2500%, 1/15/30	5,720,000	6,207,344
Archrock Partners LP / Archrock Partners Finance Corp,
6.8750%, 4/1/27 (144A)	2,299,000	2,413,950
DT Midstream Inc, 4.1250%, 6/15/29 (144A)	5,772,000	5,909,085
DT Midstream Inc, 4.3750%, 6/15/31 (144A)	3,493,000	3,632,720
Endeavor Energy Resources LP / EER Finance Inc, 6.6250%, 7/15/25 (144A)	3,305,000	3,496,789
EnLink Midstream LLC, 5.6250%, 1/15/28 (144A)	3,008,000	3,128,320
EnLink Midstream LLC, 5.3750%, 6/1/29#	3,667,000	3,749,508
EnLink Midstream Partners LP, 4.1500%, 6/1/25	7,196,000	7,458,294
EQM Midstream Partners LP, 4.7500%, 1/15/31 (144A)	2,911,000	3,078,383
Great Western Petroleum LLC / Great Western Finance Corp,
12.0000%, 9/1/25 (144A)	4,759,000	4,996,950
Hess Midstream Operations LP, 5.6250%, 2/15/26 (144A)	5,283,000	5,441,490
Hess Midstream Operations LP, 5.1250%, 6/15/28 (144A)	3,957,000	4,120,226
Hess Midstream Operations LP, 4.2500%, 2/15/30 (144A)	2,041,000	2,025,693
Howard Midstream Energy Partners LLC, 6.7500%, 1/15/27 (144A)	3,530,000	3,617,209
Magnolia Oil & Gas Operating LLC / Magnolia Oil & Gas Finance Corp,
6.0000%, 8/1/26 (144A)	5,565,000	5,704,125
NGL Energy Partners LP / NGL Energy Finance Corp, 7.5000%, 2/1/26 (144A)	7,595,000	7,832,723
Occidental Petroleum Corp, 6.3750%, 9/1/28	3,109,000	3,691,440
Occidental Petroleum Corp, 3.5000%, 8/15/29	4,998,000	5,134,445
Occidental Petroleum Corp, 6.6250%, 9/1/30	6,639,000	8,215,762
Occidental Petroleum Corp, 6.1250%, 1/1/31	1,791,000	2,176,065
Range Resources Corp, 4.8750%, 5/15/25	1,220,000	1,259,650
Renewable Energy Group Inc, 5.8750%, 6/1/28 (144A)	5,695,000	5,851,612
Rockies Express Pipeline LLC, 4.9500%, 7/15/29 (144A)	1,117,000	1,189,359
Southwestern Energy Co, 5.3750%, 3/15/30	2,915,000	3,123,364
Southwestern Energy Co, 4.7500%, 2/1/32	2,930,000	3,085,598
Sunoco LP / Sunoco Finance Corp, 4.5000%, 5/15/29	2,767,000	2,809,958
Sunoco LP / Sunoco Finance Corp, 4.5000%, 4/30/30 (144A)	5,195,000	5,324,433

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

Janus Henderson High-Yield Fund

Schedule of Investments (unaudited)

December 31, 2021

Shares or Principal Amounts		Value
Corporate Bonds– (continued)
Energy– (continued)
Tallgrass Energy Partners LP / Tallgrass Energy Finance Corp,
5.5000%, 1/15/28 (144A)	$6,557,000	$6,499,626
Tallgrass Energy Partners LP / Tallgrass Energy Finance Corp,
6.0000%, 9/1/31 (144A)	5,083,000	5,029,959
Viper Energy Partners LP, 5.3750%, 11/1/27 (144A)	5,282,000	5,453,665
Western Midstream Operating LP, 5.3000%, 2/1/30Ç	7,631,000	8,386,774
Western Midstream Operating LP, 5.4500%, 4/1/44	1,319,000	1,576,205
		146,293,232
Finance Companies – 1.9%
Albion Financing 2 Sarl, 8.7500%, 4/15/27 (144A)	3,648,000	3,708,192
Fortress Transportation and Infrastructure Investors LLC,
9.7500%, 8/1/27 (144A)	3,164,000	3,543,680
OneMain Finance Corp, 6.6250%, 1/15/28	962,000	1,077,440
Quicken Loans LLC, 3.8750%, 3/1/31 (144A)	4,155,000	4,217,325
Springleaf Finance Corp, 8.8750%, 6/1/25	3,936,000	4,211,520
Springleaf Finance Corp, 5.3750%, 11/15/29	5,769,000	6,272,605
		23,030,762
Industrial – 0.8%
AT Securities BV, USD SWAP SEMI 30/360 5YR + 3.5460%, 5.2500%‡,µ	4,000,000	4,129,448
Tutor Perini Corp, 6.8750%, 5/1/25 (144A)#	5,765,000	5,809,852
		9,939,300
Information Technology Services – 0.3%
KBR Inc, 4.7500%, 9/30/28 (144A)	3,636,000	3,708,720
Insurance – 0.9%
Centene Corp, 2.6250%, 8/1/31	2,928,000	2,869,440
HUB International Ltd, 5.6250%, 12/1/29 (144A)	2,802,000	2,886,676
MGIC Investment Corp, 5.2500%, 8/15/28	4,517,000	4,742,850
		10,498,966
Real Estate Investment Trusts (REITs) – 0.5%
CTR Partnership LP / CareTrust Capital Corp, 3.8750%, 6/30/28 (144A)	2,557,000	2,608,140
Global Net Lease Inc / Global Net Lease Operating Partnership LP,
3.7500%, 12/15/27 (144A)	3,787,000	3,698,451
		6,306,591
Technology – 4.5%
Austin BidCo Inc, 7.1250%, 12/15/28 (144A)	2,974,000	3,070,655
Corelogic Inc, 4.5000%, 5/1/28 (144A)	8,908,000	8,874,150
Endure Digital Inc, 6.0000%, 2/15/29 (144A)	6,396,000	5,948,280
II-VI Inc, 5.0000%, 12/15/29 (144A)	3,048,000	3,112,679
ION Trading Technologies Sarl, 5.7500%, 5/15/28 (144A)	5,407,000	5,569,210
Iron Mountain Inc, 5.2500%, 7/15/30 (144A)	4,715,000	4,968,768
MSCI Inc, 3.6250%, 11/1/31 (144A)	4,375,000	4,539,062
NCR Corp, 5.1250%, 4/15/29 (144A)	3,414,000	3,534,173
Rackspace Technology Inc, 3.5000%, 2/15/28 (144A)	1,972,000	1,877,285
Rocket Software Inc, 6.5000%, 2/15/29 (144A)	4,764,000	4,647,758
Seagate HDD Cayman, 4.1250%, 1/15/31	1,935,000	2,013,174
Seagate HDD Cayman, 3.3750%, 7/15/31	3,041,000	2,959,258
Square Inc, 3.5000%, 6/1/31 (144A)	2,911,000	2,983,775
		54,098,227
Transportation – 2.5%
Cargo Aircraft Management Inc, 4.7500%, 2/1/28 (144A)	10,244,000	10,425,524
Delta Air Lines Inc, 7.3750%, 1/15/26	2,482,000	2,922,051
Delta Air Lines Inc, 3.7500%, 10/28/29	1,015,000	1,040,214
First Student Bidco Inc / First Transit Parent Inc, 4.0000%, 7/31/29 (144A)	2,429,000	2,360,988
United Airlines Holdings Inc, 4.8750%, 1/15/25#	7,579,000	7,796,896
Watco Cos LLC / Watco Finance Corp, 6.5000%, 6/15/27 (144A)	5,383,000	5,598,320
		30,143,993
Total Corporate Bonds (cost $1,005,068,970)		1,032,036,743

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	DECEMBER 31, 2021

Janus Henderson High-Yield Fund

Schedule of Investments (unaudited)

December 31, 2021

Shares or Principal Amounts		Value
Convertible Corporate Bonds– 0.2%
Personal Products – 0.2%
Herbalife Nutrition Ltd, 2.6250%, 3/15/24((cost $2,398,693)	$2,341,000	$2,345,448
Common Stocks– 2.1%
Chemicals – 0.6%
Element Solutions Inc	123,174	2,990,665
Tronox Holdings PLC - Class A	151,686	3,645,015
		6,635,680
Diversified Financial Services – 0%
Clarivate Analytics PLC*	4,041	95,044
Electronic Equipment, Instruments & Components – 0.3%
II-VI Inc*	60,438	4,129,729
Hotels, Restaurants & Leisure – 0.8%
Bally's Corp*	127,058	4,835,827
Caesars Entertainment Inc*	45,376	4,244,017
		9,079,844
Media – 0.2%
Altice USA Inc*	130,967	2,119,046
Oil, Gas & Consumable Fuels – 0.2%
EQT Corp*	117,502	2,562,719
Total Common Stocks (cost $26,483,102)		24,622,062
Preferred Stocks– 0.2%
Consumer Cyclical – 0.2%
Quiksilver Inc¢((cost $2,633,063)	3,097,721	2,633,063
Convertible Preferred Stocks– 1.9%
Health Care Equipment & Supplies – 1.0%
Becton Dickinson and Co, 6.0000%, 6/1/23#	116,150	6,079,291
Boston Scientific Corp, 5.5000%, 6/1/23	51,156	5,820,530
		11,899,821
Professional Services – 0.9%
Clarivate PLC, 5.2500%, 6/1/24	117,800	10,636,162
Total Convertible Preferred Stocks (cost $23,034,830)		22,535,983
Investment Companies– 2.4%
Money Markets – 2.4%
Janus Henderson Cash Liquidity Fund LLC, 0.0570%ºº,£((cost $29,009,737)	29,006,837	29,009,737
Investments Purchased with Cash Collateral from Securities Lending– 2.4%
Investment Companies – 1.7%
Janus Henderson Cash Collateral Fund LLC, 0%ºº,£	20,733,389	20,733,389
Time Deposits – 0.7%
Royal Bank of Canada, 0.0400%, 1/3/22	$7,674,592	7,674,592
Total Investments Purchased with Cash Collateral from Securities Lending (cost $28,407,981)		28,407,981
Total Investments (total cost $1,191,602,107) – 101.9%		1,216,783,449
Liabilities, net of Cash, Receivables and Other Assets – (1.9)%		(22,655,360)
Net Assets – 100%		$1,194,128,089

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	11

Janus Henderson High-Yield Fund

Schedule of Investments (unaudited)

December 31, 2021

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$1,062,541,319	87.3%
Luxembourg	43,134,662	3.5
United Kingdom	33,088,695	2.7
Israel	14,908,447	1.2
France	11,837,644	1.0
Germany	10,956,970	0.9
Peru	10,414,113	0.9
Canada	8,845,463	0.7
Netherlands	6,331,500	0.5
Zambia	5,841,987	0.5
Switzerland	4,418,700	0.4
Australia	2,397,150	0.2
Macao	2,066,799	0.2

Total	$1,216,783,449	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

12	DECEMBER 31, 2021

Janus Henderson High-Yield Fund

Schedule of Investments (unaudited)

December 31, 2021

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Value at 12/31/21
Investment Companies - 2.4%
Money Markets - 2.4%
Janus Henderson Cash Liquidity Fund LLC, 0.0570%ºº	$13,629	$109	$(109)	$29,009,737
Investments Purchased with Cash Collateral from Securities Lending - 1.7%
Investment Companies - 1.7%
Janus Henderson Cash Collateral Fund LLC, 0%ºº	134,379∆	-	-	20,733,389
Total Affiliated Investments - 4.1%	$148,008	$109	$(109)	$49,743,126

	Value at 6/30/21	Purchases	Sales Proceeds	Value at 12/31/21
Investment Companies - 2.4%
Money Markets - 2.4%
Janus Henderson Cash Liquidity Fund LLC, 0.0570%ºº	22,896,230	285,651,489	(279,537,982)	29,009,737
Investments Purchased with Cash Collateral from Securities Lending - 1.7%
Investment Companies - 1.7%
Janus Henderson Cash Collateral Fund LLC, 0%ºº	17,503,656	74,698,349	(71,468,616)	20,733,389

Schedule of Centrally Cleared Credit Default Swaps - Sell Protection(1)
Reference Asset Type/ Reference Asset	Maturity Date	Notional Amount(2)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Value

Credit Default Swap Index

	CDX.HY.CDSI.S37, Fixed Rate 5.00% Paid Quarterly(3)	12/20/26	17,100,000	USD	$1,358,641	$247,217	$1,605,858
(1)

If a credit event occurs, the seller of protection will pay a net settlement amount equal to the notional amount of the swap less the recovery value of the reference asset from related offsetting purchase protection.

(2)	If a credit event occurs, the notional amount represents the maximum potential amount the Fund could be required to make as a seller of credit protection or receive as a buyer of credit protection.
(3)

For those index credit default swaps entered into by the Fund to sell protection, “Variation Margin” serves as an indicator of the current status of payment and performance risk and represents the likelihood of an expected gain or loss should the notional amount of the swap be closed or sold at period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the reference asset’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the swap agreement.

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	13

Janus Henderson High-Yield Fund

Schedule of Investments (unaudited)

December 31, 2021

The following table, grouped by derivative type, provides information about the fair value and location of derivatives within the Statement of Assets and Liabilities as of December 31, 2021.

Fair Value of Derivative Instruments (not accounted for as hedging instruments) as of December 31, 2021

Credit Contracts
Asset Derivatives:
*Swaps - centrally cleared	$247,217

*The fair value presented includes net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps. In the Statement of Assets and Liabilities, only current day's variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in total distributable earnings (loss).

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the period ended December 31, 2021.

The effect of Derivative Instruments (not accounted for as hedging instruments) on the Statement of Operations for the period ended December 31, 2021

Amount of Realized Gain/(Loss) Recognized on Derivatives
Derivative	Credit Contracts	Currency Contracts	Interest Rate Contracts	Total
Futures contracts	$ -	$ -	$ (1,318,900)	$(1,318,900)
Forward foreign currency exchange contracts	-	123,840	-	$ 123,840
Swap contracts	(370,770)	-	-	$ (370,770)

Total	$(370,770)	$123,840	$ (1,318,900)	$(1,565,830)

Amount of Change in Unrealized Appreciation/Depreciation Recognized on Derivatives
Derivative	Credit Contracts	Currency Contracts	Interest Rate Contracts	Total
Futures contracts	$ -	$ -	$ 712,392	$ 712,392
Forward foreign currency exchange contracts	-	(51,423)	-	$ (51,423)
Swap contracts	406,592	-	-	$ 406,592

Total	$ 406,592	$ (51,423)	$ 712,392	$ 1,067,561

Please see the "Net Realized Gain/(Loss) on Investments" and “Change in Unrealized Net Appreciation/Depreciation” sections of the Fund’s Statement of Operations.

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

14	DECEMBER 31, 2021

Janus Henderson High-Yield Fund

Schedule of Investments (unaudited)

December 31, 2021

Average Ending Monthly Value of Derivative Instruments During the Period Ended December 31, 2021

Value*
Credit default swaps, sell protection	$ 410,479
Credit default swaps, buy protection	(481,628)
Forward foreign currency exchange contracts, sold	1,604,070
Futures contracts, purchased	19,746,865
Futures contracts, sold	17,238,547

* Forward foreign currency exchange contracts are reported as the average ending monthly currency amount purchased or sold. Futures contracts and centrally-cleared swaps are reported as the average ending monthly notional value. Options are reported as the average ending monthly market value.

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	15

Janus Henderson High-Yield Fund

Notes to Schedule of Investments and Other Information (unaudited)

Bloomberg U.S. Corporate High-Yield Bond Index	Bloomberg U.S. Corporate High Yield Bond Index measures the US dollar-denominated, high yield, fixed-rate corporate bond market.

ICE	Intercontinental Exchange
LIBOR	London Interbank Offered Rate
LLC	Limited Liability Company
LP	Limited Partnership
PLC	Public Limited Company
SOFR	Secured Overnight Financing Rate
ULC	Unlimited Liability Company

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Unless otherwise noted, these securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the period ended December 31, 2021 is $853,240,064, which represents 71.5% of net assets.

*	Non-income producing security.

ƒ

All or a portion of this position is not funded, or has been purchased on a delayed delivery or when-issued basis. If applicable, interest rates will be determined and interest will begin to accrue at a future date. See Notes to Financial Statements.

‡

Variable or floating rate security. Rate shown is the current rate as of December 31, 2021. Certain variable rate securities are not based on a published reference rate and spread; they are determined by the issuer or agent and current market conditions. Reference rate is as of reset date and may vary by security, which may not indicate a reference rate and/or spread in their description.

ºº	Rate shown is the 7-day yield as of December 31, 2021.

#	Loaned security; a portion of the security is on loan at December 31, 2021.

µ	Perpetual security. Perpetual securities have no stated maturity date, but they may be called/redeemed by the issuer. The date indicated, if any, represents the next call date.

Ç	Step bond. The coupon rate will increase or decrease periodically based upon a predetermined schedule. The rate shown reflects the current rate.

Ø	Payment-in-kind security which may pay interest/dividends in additional par/shares and/or in cash. Rates shown are the current rate and possible payment rates.

¢	Security is valued using significant unobservable inputs. The total value of Level 3 securities as of the period ended December 31, 2021 is $2,972,995, which represents 0.2% of net assets.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

∆	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

16	DECEMBER 31, 2021

Janus Henderson High-Yield Fund

Notes to Schedule of Investments and Other Information (unaudited)

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of December 31, 2021. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments In Securities:
Asset-Backed/Commercial Mortgage-Backed Securities	$-	$21,886,965	$-
Bank Loans and Mezzanine Loans	-	52,965,535	339,932
Corporate Bonds	-	1,032,036,743	-
Convertible Corporate Bonds	-	2,345,448	-
Common Stocks	24,622,062	-	-
Preferred Stocks	-	-	2,633,063
Convertible Preferred Stocks	-	22,535,983	-
Investment Companies	-	29,009,737	-
Investments Purchased with Cash Collateral from Securities Lending	-	28,407,981	-
Total Investments in Securities	$24,622,062	$1,189,188,392	$2,972,995
Other Financial Instruments(a):
Variation Margin Receivable on Centrally Cleared Swaps	-	29,757	-
Total Assets	$24,622,062	$1,189,218,149	$2,972,995

(a)

Other financial instruments include forward foreign currency exchange, futures, written options, written swaptions, and swap contracts. Forward foreign currency exchange contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract's value from trade date. Futures, certain written options on futures, and centrally cleared swap contracts are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. Written options, written swaptions, and other swap contracts are reported at their market value at measurement date.

Janus Investment Fund	17

Janus Henderson High-Yield Fund

Statement of Assets and Liabilities (unaudited)

December 31, 2021

See footnotes at the end of the Statement.

Assets:
Unaffiliated investments, at value (cost $1,141,858,981)(1)	$1,167,040,323
Affiliated investments, at value (cost $49,743,126)	49,743,126
Cash	103,937
Deposits with brokers for OTC derivatives	1,431,826
Variation margin receivable on centrally cleared swaps	29,757
Non-interested Trustees' deferred compensation	31,089
Receivables:
Interest	15,921,699
Fund shares sold	10,857,294
Investments sold	2,706,448
Dividends from affiliates	1,284
Other assets	39,027
Total Assets	1,247,905,810
Liabilities:
Collateral for securities loaned (Note 3)	28,407,981
Payables:	—
Fund shares repurchased	12,549,293
Investments purchased	11,446,761
Advisory fees	614,436
Dividends	344,985
Transfer agent fees and expenses	174,281
Professional fees	39,962
Non-interested Trustees' deferred compensation fees	31,089
12b-1 Distribution and shareholder servicing fees	18,200
Custodian fees	4,388
Affiliated fund administration fees payable	2,674
Non-interested Trustees' fees and expenses	616
Accrued expenses and other payables	143,055
Total Liabilities	53,777,721
Net Assets	$1,194,128,089

See Notes to Financial Statements.

18	DECEMBER 31, 2021

Janus Henderson High-Yield Fund

Statement of Assets and Liabilities (unaudited)

December 31, 2021

Net Assets Consist of:
Capital (par value and paid-in surplus)	$1,315,628,851
Total distributable earnings (loss)	(121,500,762)
Total Net Assets	$1,194,128,089
Net Assets - Class A Shares	$34,021,274
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	3,971,867
Net Asset Value Per Share(2)	$8.57
Maximum Offering Price Per Share(3)	$9.00
Net Assets - Class C Shares	$7,463,796
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	871,011
Net Asset Value Per Share(2)	$8.57
Net Assets - Class D Shares	$353,349,739
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	41,243,220
Net Asset Value Per Share	$8.57
Net Assets - Class I Shares	$240,230,310
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	28,024,057
Net Asset Value Per Share	$8.57
Net Assets - Class N Shares	$179,057,820
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	20,901,238
Net Asset Value Per Share	$8.57
Net Assets - Class R Shares	$7,760,391
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	906,598
Net Asset Value Per Share	$8.56
Net Assets - Class S Shares	$2,103,866
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	245,147
Net Asset Value Per Share	$8.58
Net Assets - Class T Shares	$370,140,893
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	43,195,328
Net Asset Value Per Share	$8.57

(1) Includes $27,400,825 of securities on loan. See Note 3 in Notes to Financial Statements.

(2) Redemption price per share may be reduced for any applicable contingent deferred sales charge.

(3) Maximum offering price is computed at 100/95.25 of net asset value.

See Notes to Financial Statements.

Janus Investment Fund	19

Janus Henderson High-Yield Fund

Statement of Operations (unaudited)

For the period ended December 31, 2021

Investment Income:
Interest	$30,584,386
Dividends	694,543
Affiliated securities lending income, net	134,379
Dividends from affiliates	13,629
Unaffiliated securities lending income, net	1,364
Other income	1,268,322
Total Investment Income	32,696,623
Expenses:
Advisory fees	3,503,863
12b-1 Distribution and shareholder servicing fees:
Class A Shares	45,666
Class C Shares	39,560
Class R Shares	19,676
Class S Shares	2,681
Transfer agent administrative fees and expenses:
Class D Shares	196,608
Class R Shares	9,838
Class S Shares	2,681
Class T Shares	475,774
Transfer agent networking and omnibus fees:
Class A Shares	15,887
Class C Shares	2,564
Class I Shares	123,712
Other transfer agent fees and expenses:
Class A Shares	988
Class C Shares	174
Class D Shares	24,568
Class I Shares	5,204
Class N Shares	2,517
Class R Shares	80
Class S Shares	31
Class T Shares	1,852
Registration fees	93,353
Shareholder reports expense	44,388
Professional fees	29,834
Affiliated fund administration fees	15,231
Custodian fees	10,596
Non-interested Trustees’ fees and expenses	10,397
Other expenses	70,284
Total Expenses	4,748,007
Less: Excess Expense Reimbursement and Waivers	(26,254)
Net Expenses	4,721,753
Net Investment Income/(Loss)	27,974,870

See Notes to Financial Statements.

20	DECEMBER 31, 2021

Janus Henderson High-Yield Fund

Statement of Operations (unaudited)

For the period ended December 31, 2021

Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	$19,523,356
Investments in affiliates	109
Forward foreign currency exchange contracts	123,840
Futures contracts	(1,318,900)
Swap contracts	(370,770)
Total Net Realized Gain/(Loss) on Investments	17,957,635
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation	(28,854,608)
Investments in affiliates	(109)
Forward foreign currency exchange contracts	(51,423)
Futures contracts	712,392
Swap contracts	406,592
Total Change in Unrealized Net Appreciation/Depreciation	(27,787,156)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$18,145,349

See Notes to Financial Statements.

Janus Investment Fund	21

Janus Henderson High-Yield Fund

Statements of Changes in Net Assets

	Period ended December 31, 2021 (unaudited)	Year ended June 30, 2021

Operations:
Net investment income/(loss)	$27,974,870	$56,093,749
Net realized gain/(loss) on investments	17,957,635	55,889,897
Change in unrealized net appreciation/depreciation	(27,787,156)	64,737,266
Net Increase/(Decrease) in Net Assets Resulting from Operations	18,145,349	176,720,912
Dividends and Distributions to Shareholders:
Class A Shares	(811,274)	(1,766,441)
Class C Shares	(147,677)	(396,252)
Class D Shares	(8,316,216)	(16,665,439)
Class I Shares	(6,183,585)	(13,201,824)
Class N Shares	(3,926,098)	(7,232,843)
Class R Shares	(158,572)	(164,621)
Class S Shares	(45,919)	(95,758)
Class T Shares	(8,673,693)	(18,016,828)
Net Decrease from Dividends and Distributions to Shareholders	(28,263,034)	(57,540,006)
Capital Share Transactions:
Class A Shares	(4,056,791)	1,835,244
Class C Shares	6,061	(6,040,340)
Class D Shares	8,354,665	4,491,659
Class I Shares	(21,681,125)	(20,733,811)
Class N Shares	30,320,219	5,502,453
Class R Shares	34,336	5,989,941
Class S Shares	(116,082)	167,569
Class T Shares	910,391	(15,403,144)
Net Increase/(Decrease) from Capital Share Transactions	13,771,674	(24,190,429)
Net Increase/(Decrease) in Net Assets	3,653,989	94,990,477
Net Assets:
Beginning of period	1,190,474,100	1,095,483,623
End of period	$1,194,128,089	$1,190,474,100

See Notes to Financial Statements.

22	DECEMBER 31, 2021

Janus Henderson High-Yield Fund

Financial Highlights

Class A Shares
For a share outstanding during the period ended December 31, 2021 (unaudited) and the year ended June 30	2021	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$8.64	$7.77	$8.34	$8.18	$8.50	$8.17
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.19	0.39	0.41	0.43	0.46	0.50
Net realized and unrealized gain/(loss)	(0.07)	0.88	(0.57)	0.16	(0.32)	0.33
Total from Investment Operations	0.12	1.27	(0.16)	0.59	0.14	0.83
Less Dividends and Distributions:
Dividends (from net investment income)	(0.19)	(0.40)	(0.41)	(0.43)	(0.46)	(0.50)
Total Dividends and Distributions	(0.19)	(0.40)	(0.41)	(0.43)	(0.46)	(0.50)
Net Asset Value, End of Period	$8.57	$8.64	$7.77	$8.34	$8.18	$8.50
Total Return*	1.46%	16.69%	(1.95)%	7.48%	1.58%	10.32%
Net Assets, End of Period (in thousands)	$34,021	$38,432	$32,937	$28,510	$32,487	$39,747
Average Net Assets for the Period (in thousands)	$35,900	$36,570	$35,108	$27,131	$35,915	$59,850
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.97%	0.97%	0.98%	1.04%	1.03%	1.00%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.97%	0.97%	0.98%	1.04%	1.03%	1.00%
Ratio of Net Investment Income/(Loss)	4.44%	4.71%	5.09%	5.23%	5.41%	5.86%
Portfolio Turnover Rate	40%	120%	146%	110%	114%	102%

Class C Shares
For a share outstanding during the period ended December 31, 2021 (unaudited) and the year ended June 30	2021	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$8.63	$7.77	$8.34	$8.18	$8.50	$8.17
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.16	0.34	0.36	0.37	0.40	0.44
Net realized and unrealized gain/(loss)	(0.06)	0.86	(0.57)	0.17	(0.32)	0.33
Total from Investment Operations	0.10	1.20	(0.21)	0.54	0.08	0.77
Less Dividends and Distributions:
Dividends (from net investment income)	(0.16)	(0.34)	(0.36)	(0.38)	(0.40)	(0.44)
Total Dividends and Distributions	(0.16)	(0.34)	(0.36)	(0.38)	(0.40)	(0.44)
Net Asset Value, End of Period	$8.57	$8.63	$7.77	$8.34	$8.18	$8.50
Total Return*	1.21%	15.73%	(2.64)%	6.78%	0.92%	9.57%
Net Assets, End of Period (in thousands)	$7,464	$7,519	$12,402	$23,026	$33,888	$43,169
Average Net Assets for the Period (in thousands)	$7,797	$9,532	$15,009	$27,890	$39,154	$46,514
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.74%	1.70%	1.69%	1.70%	1.68%	1.68%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.71%	1.69%	1.69%	1.70%	1.68%	1.68%
Ratio of Net Investment Income/(Loss)	3.71%	4.03%	4.37%	4.57%	4.75%	5.19%
Portfolio Turnover Rate	40%	120%	146%	110%	114%	102%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	23

Janus Henderson High-Yield Fund

Financial Highlights

Class D Shares
For a share outstanding during the period ended December 31, 2021 (unaudited) and the year ended June 30	2021	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$8.64	$7.77	$8.34	$8.18	$8.50	$8.17
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.20	0.41	0.43	0.45	0.48	0.52
Net realized and unrealized gain/(loss)	(0.07)	0.88	(0.57)	0.16	(0.32)	0.33
Total from Investment Operations	0.13	1.29	(0.14)	0.61	0.16	0.85
Less Dividends and Distributions:
Dividends (from net investment income)	(0.20)	(0.42)	(0.43)	(0.45)	(0.48)	(0.52)
Total Dividends and Distributions	(0.20)	(0.42)	(0.43)	(0.45)	(0.48)	(0.52)
Net Asset Value, End of Period	$8.57	$8.64	$7.77	$8.34	$8.18	$8.50
Total Return*	1.58%	16.93%	(1.73)%	7.74%	1.82%	10.56%
Net Assets, End of Period (in thousands)	$353,350	$347,855	$309,023	$348,041	$354,349	$376,111
Average Net Assets for the Period (in thousands)	$349,937	$330,438	$337,185	$339,785	$370,556	$359,572
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.76%	0.76%	0.77%	0.80%	0.79%	0.77%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.76%	0.76%	0.77%	0.80%	0.79%	0.77%
Ratio of Net Investment Income/(Loss)	4.67%	4.92%	5.31%	5.49%	5.65%	6.10%
Portfolio Turnover Rate	40%	120%	146%	110%	114%	102%

Class I Shares
For a share outstanding during the period ended December 31, 2021 (unaudited) and the year ended June 30	2021	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$8.64	$7.77	$8.34	$8.19	$8.50	$8.17
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.20	0.42	0.44	0.45	0.48	0.53
Net realized and unrealized gain/(loss)	(0.06)	0.88	(0.57)	0.16	(0.31)	0.32
Total from Investment Operations	0.14	1.30	(0.13)	0.61	0.17	0.85
Less Dividends and Distributions:
Dividends (from net investment income)	(0.21)	(0.43)	(0.44)	(0.46)	(0.48)	(0.52)
Total Dividends and Distributions	(0.21)	(0.43)	(0.44)	(0.46)	(0.48)	(0.52)
Net Asset Value, End of Period	$8.57	$8.64	$7.77	$8.34	$8.19	$8.50
Total Return*	1.59%	16.99%	(1.69)%	7.68%	2.01%	10.67%
Net Assets, End of Period (in thousands)	$240,230	$264,363	$258,255	$289,574	$373,573	$766,952
Average Net Assets for the Period (in thousands)	$259,008	$258,975	$277,116	$323,343	$623,820	$535,202
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.72%	0.71%	0.72%	0.73%	0.71%	0.68%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.72%	0.71%	0.72%	0.73%	0.71%	0.68%
Ratio of Net Investment Income/(Loss)	4.69%	4.97%	5.34%	5.54%	5.70%	6.23%
Portfolio Turnover Rate	40%	120%	146%	110%	114%	102%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

24	DECEMBER 31, 2021

Janus Henderson High-Yield Fund

Financial Highlights

Class N Shares
For a share outstanding during the period ended December 31, 2021 (unaudited) and the year ended June 30	2021	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$8.64	$7.77	$8.34	$8.18	$8.50	$8.17
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.21	0.42	0.44	0.46	0.47	0.53
Net realized and unrealized gain/(loss)	(0.07)	0.88	(0.57)	0.16	(0.30)	0.33
Total from Investment Operations	0.14	1.30	(0.13)	0.62	0.17	0.86
Less Dividends and Distributions:
Dividends (from net investment income)	(0.21)	(0.43)	(0.44)	(0.46)	(0.49)	(0.53)
Total Dividends and Distributions	(0.21)	(0.43)	(0.44)	(0.46)	(0.49)	(0.53)
Net Asset Value, End of Period	$8.57	$8.64	$7.77	$8.34	$8.18	$8.50
Total Return*	1.64%	17.09%	(1.59)%	7.90%	1.98%	10.73%
Net Assets, End of Period (in thousands)	$179,058	$149,967	$129,944	$124,803	$209,887	$30,455
Average Net Assets for the Period (in thousands)	$159,740	$139,565	$129,946	$170,511	$73,663	$27,197
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.63%	0.62%	0.62%	0.65%	0.67%	0.62%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.63%	0.62%	0.62%	0.65%	0.67%	0.62%
Ratio of Net Investment Income/(Loss)	4.83%	5.05%	5.47%	5.61%	5.89%	6.27%
Portfolio Turnover Rate	40%	120%	146%	110%	114%	102%

Class R Shares
For a share outstanding during the period ended December 31, 2021 (unaudited) and the year ended June 30	2021	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$8.63	$7.76	$8.33	$8.18	$8.49	$8.17
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.17	0.35	0.38	0.39	0.42	0.46
Net realized and unrealized gain/(loss)	(0.06)	0.89	(0.57)	0.15	(0.31)	0.32
Total from Investment Operations	0.11	1.24	(0.19)	0.54	0.11	0.78
Less Dividends and Distributions:
Dividends (from net investment income)	(0.18)	(0.37)	(0.38)	(0.39)	(0.42)	(0.46)
Total Dividends and Distributions	(0.18)	(0.37)	(0.38)	(0.39)	(0.42)	(0.46)
Net Asset Value, End of Period	$8.56	$8.63	$7.76	$8.33	$8.18	$8.49
Total Return*	1.25%	16.20%	(2.41)%	6.89%	1.28%	9.77%
Net Assets, End of Period (in thousands)	$7,760	$7,788	$1,551	$1,623	$1,365	$1,447
Average Net Assets for the Period (in thousands)	$7,722	$3,865	$1,538	$1,397	$1,411	$1,457
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.42%	1.45%	1.57%	1.62%	1.45%	1.38%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.40%	1.39%	1.45%	1.48%	1.45%	1.38%
Ratio of Net Investment Income/(Loss)	4.03%	4.20%	4.64%	4.82%	4.99%	5.49%
Portfolio Turnover Rate	40%	120%	146%	110%	114%	102%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	25

Janus Henderson High-Yield Fund

Financial Highlights

Class S Shares
For a share outstanding during the period ended December 31, 2021 (unaudited) and the year ended June 30	2021	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$8.65	$7.78	$8.35	$8.19	$8.51	$8.19
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.19	0.38	0.40	0.41	0.44	0.49
Net realized and unrealized gain/(loss)	(0.07)	0.88	(0.57)	0.17	(0.32)	0.32
Total from Investment Operations	0.12	1.26	(0.17)	0.58	0.12	0.81
Less Dividends and Distributions:
Dividends (from net investment income)	(0.19)	(0.39)	(0.40)	(0.42)	(0.44)	(0.49)
Total Dividends and Distributions	(0.19)	(0.39)	(0.40)	(0.42)	(0.44)	(0.49)
Net Asset Value, End of Period	$8.58	$8.65	$7.78	$8.35	$8.19	$8.51
Total Return*	1.38%	16.47%	(2.14)%	7.29%	1.44%	10.05%
Net Assets, End of Period (in thousands)	$2,104	$2,237	$1,859	$1,496	$1,995	$1,702
Average Net Assets for the Period (in thousands)	$2,105	$2,057	$1,687	$1,833	$1,746	$1,801
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.27%	1.27%	1.30%	1.31%	1.19%	1.12%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.14%	1.15%	1.19%	1.22%	1.18%	1.11%
Ratio of Net Investment Income/(Loss)	4.28%	4.53%	4.90%	5.07%	5.26%	5.76%
Portfolio Turnover Rate	40%	120%	146%	110%	114%	102%

Class T Shares
For a share outstanding during the period ended December 31, 2021 (unaudited) and the year ended June 30	2021	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$8.64	$7.77	$8.34	$8.18	$8.50	$8.17
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.20	0.40	0.42	0.44	0.47	0.51
Net realized and unrealized gain/(loss)	(0.07)	0.88	(0.57)	0.16	(0.32)	0.33
Total from Investment Operations	0.13	1.28	(0.15)	0.60	0.15	0.84
Less Dividends and Distributions:
Dividends (from net investment income)	(0.20)	(0.41)	(0.42)	(0.44)	(0.47)	(0.51)
Total Dividends and Distributions	(0.20)	(0.41)	(0.42)	(0.44)	(0.47)	(0.51)
Net Asset Value, End of Period	$8.57	$8.64	$7.77	$8.34	$8.18	$8.50
Total Return*	1.52%	16.82%	(1.83)%	7.64%	1.73%	10.47%
Net Assets, End of Period (in thousands)	$370,141	$372,314	$349,513	$442,866	$515,406	$821,650
Average Net Assets for the Period (in thousands)	$373,439	$364,038	$411,154	$460,568	$703,671	$1,017,073
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.88%	0.87%	0.87%	0.89%	0.88%	0.87%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.86%	0.85%	0.86%	0.89%	0.88%	0.86%
Ratio of Net Investment Income/(Loss)	4.56%	4.82%	5.21%	5.39%	5.55%	6.00%
Portfolio Turnover Rate	40%	120%	146%	110%	114%	102%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

26	DECEMBER 31, 2021

Janus Henderson High-Yield Fund

Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

Janus Henderson High-Yield Fund (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 41 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks to obtain high current income. Capital appreciation is a secondary investment objective when consistent with its primary investment objective. The Fund is classified as diversified, as defined in the 1940 Act. Janus Henderson Investors US LLC (formerly Janus Capital Management LLC) is the investment adviser (the “Adviser”) to the Fund.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares.

Shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with United States of America generally accepted accounting principles ("US GAAP")).

Class A Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class C Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, and bank trust platforms.

Class C Shares are closed to investments by new employer-sponsored retirement plans and existing employer-sponsored retirement plans are no longer able to make additional purchases or exchanges into Class C Shares.

The Funds currently implement an automatic conversion feature pursuant to which Class C Shares that have been held for eight years are automatically converted to Class A Shares without the imposition of any sales charge, fee or other charge. The conversion will generally occur no later than ten business days in the month following the month of the eighth anniversary of the date of purchase. Class C Shares purchased through the reinvestment of dividends and other distributions on Class C Shares will convert to Class A Shares at the same time as the original Class C Shares with respect to which they were purchased. For Class C Shares held in omnibus accounts on intermediary platforms, the Fund will rely on these intermediaries to implement this conversion feature. Your financial intermediary may have separate policies and procedures as to when and how Class C Shares may be converted to Class A Shares. Please contact your financial intermediary for additional information.

Effective July 6, 2020, Class D Shares are available to new investors, subject to any closed fund policies for a Fund, as applicable. Previously, Class D Shares were only available to investors who already had a direct account with the Janus Henderson funds; immediate family members or members of the same household of an eligible individual investor; and existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus Henderson funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments, who established Class I Share accounts before August 4, 2017.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of: 1) certain adviser-assisted, employer-sponsored retirement plans, including 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and certain welfare benefit plans, such as health savings accounts, and nonqualified deferred compensation plans; and 2) retail investors purchasing in qualified or nonqualified accounts, whose accounts are held through an omnibus account at their financial intermediary, and where the financial intermediary requires no payment or reimbursement from the Fund, the Adviser, or

Janus Investment Fund	27

Janus Henderson High-Yield Fund

Notes to Financial Statements (unaudited)

its affiliates. Class N Shares are also available to Janus Henderson proprietary products and to certain direct institutional investors approved by Janus Distributors US LLC dba Janus Henderson Distributors (formerly Janus Distributors LLC) (the “Distributor”) including, but not limited to, corporations, certain retirement plans, public plans, and foundations and endowments, subject to minimum investment requirements.

Class R Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with the Adviser or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with the Adviser or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with US GAAP.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

28	DECEMBER 31, 2021

Janus Henderson High-Yield Fund

Notes to Financial Statements (unaudited)

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of December 31, 2021 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

The Fund did not hold a significant amount of Level 3 securities as of December 31, 2021.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income is recorded daily on the accrual basis and includes amortization of premiums and accretion of discounts. The Fund classifies gains and losses on prepayments received as an adjustment to interest income. Debt securities may be placed in non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivables when collection of all or a portion of interest has become doubtful. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and

Janus Investment Fund	29

Janus Henderson High-Yield Fund

Notes to Financial Statements (unaudited)

would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

Dividends are declared daily and distributed monthly for the Fund. Realized capital gains, if any, are declared and distributed in December. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or a Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Fund's equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Derivative Instruments

The Fund may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Fund may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on futures contracts, options on foreign currencies, options on recovery locks, options on security and commodity indices, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Fund during the period ended December 31, 2021 is discussed in further detail below. A summary of derivative activity by the Fund is reflected in the tables at the end of the Schedule of Investments.

The Fund may use derivative instruments for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions), to adjust currency exposure relative to a benchmark index, or for speculative purposes (to earn income and seek to enhance returns). When the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Fund may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly. The Fund’s ability to use derivative instruments may also be limited by tax considerations.

30	DECEMBER 31, 2021

Janus Henderson High-Yield Fund

Notes to Financial Statements (unaudited)

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks.

In pursuit of its investment objective, the Fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

• Commodity Risk – the risk related to the change in value of commodities or commodity-linked investments due to changes in the overall market movements, volatility of the underlying benchmark, changes in interest rates, or other factors affecting a particular industry or commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

• Counterparty Risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

• Credit Risk – the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

• Currency Risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

• Equity Risk – the risk related to the change in value of equity securities as they relate to increases or decreases in the general market.

• Index Risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

• Interest Rate Risk – the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Fund’s NAV to likewise decrease.

• Leverage Risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Fund creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

• Liquidity Risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Fund may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. Additionally, the Fund may deposit cash and/or treasuries as collateral with the counterparty and/or custodian daily (based on the daily valuation of the financial asset) if the Fund has a net aggregate unrealized loss on OTC derivative contracts with a particular counterparty. All liquid securities and restricted cash are considered to cover in an amount at all times equal to or greater than the Fund’s commitment with respect to certain exchange-traded derivatives, centrally cleared derivatives, forward foreign currency exchange contracts, short sales, and/or securities with extended settlement dates. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on the Adviser’s ability to establish and maintain appropriate systems and trading.

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Notes to Financial Statements (unaudited)

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract (“forward currency contract”) is an obligation to buy or sell a specified currency at a future date at a negotiated rate (which may be U.S. dollars or a foreign currency). The Fund may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Fund may also invest in forward currency contracts for non-hedging purposes such as seeking to enhance returns. The Fund is subject to currency risk and counterparty risk in the normal course of pursuing its investment objective through its investments in forward currency contracts.

Forward currency contracts are valued by converting the foreign value to U.S. dollars by using the current spot U.S. dollar exchange rate and/or forward rate for that currency. Exchange and forward rates as of the close of the NYSE are used to value the forward currency contracts.

The unrealized appreciation/(depreciation) for forward currency contracts is reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations for the change in unrealized net appreciation/depreciation (if applicable). The realized gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a forward currency contract is reported on the Statement of Operations (if applicable).

During the period, the Fund entered into forward currency contracts with the obligation to sell foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Fund.

Futures Contracts

A futures contract is an exchange-traded agreement to take or make delivery of an underlying asset at a specific time in the future for a specific predetermined negotiated price. The Fund may enter into futures contracts to gain exposure to the stock market or other markets pending investment of cash balances or to meet liquidity needs. The Fund is subject to interest rate risk, equity risk, and currency risk in the normal course of pursuing its investment objective through its investments in futures contracts. The Fund may also use such derivative instruments to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts on commodities are valued at the settlement price on valuation date on the commodities exchange as reported by an approved vendor. Mini contracts, as defined in the description of the contract, shall be valued using the Actual Settlement Price or “ASET” price type as reported by an approved vendor. In the event that foreign futures trade when the foreign equity markets are closed, the last foreign futures trade price shall be used.

Futures contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statement of Assets and Liabilities (if applicable). The change in unrealized net appreciation/depreciation is reported on the Statement of Operations (if applicable). When a contract is closed, a realized gain or loss is reported on the Statement of Operations (if applicable), equal to the difference between the opening and closing value of the contract.

Securities held by the Fund that are designated as collateral for market value on futures contracts are noted on the Schedule of Investments (if applicable). Such collateral is in the possession of the Fund’s futures commission merchant.

With futures, there is minimal counterparty credit risk to the Fund since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

During the period, the Fund purchased interest rate futures to increase exposure to interest rate risk.

During the period, the Fund sold interest rate futures to decrease exposure to interest rate risk.

There were no futures held at December 31, 2021.

Swaps

Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year to exchange one set of cash flows for another. The most significant factor in the performance of

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Notes to Financial Statements (unaudited)

swap agreements is the change in value of the specific index, security, or currency, or other factors that determine the amounts of payments due to and from the Fund. The use of swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Swap transactions may in some instances involve the delivery of securities or other underlying assets by the Fund or its counterparty to collateralize obligations under the swap. If the other party to a swap that is not collateralized defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. Swap agreements entail the risk that a party will default on its payment obligations to the Fund. If the other party to a swap defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. If the Fund utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Fund and reduce the Fund’s total return.

Swap agreements also bear the risk that the Fund will not be able to meet its obligation to the counterparty. Swap agreements are typically privately negotiated and entered into in the OTC market. However, certain swap agreements are required to be cleared through a clearinghouse and traded on an exchange or swap execution facility. Swaps that are required to be cleared are required to post initial and variation margins in accordance with the exchange requirements. Regulations enacted require the Fund to centrally clear certain interest rate and credit default index swaps through a clearinghouse or central counterparty (“CCP”). To clear a swap with a CCP, the Fund will submit the swap to, and post collateral with, a futures clearing merchant (“FCM”) that is a clearinghouse member. Alternatively, the Fund may enter into a swap with a financial institution other than the FCM (the “Executing Dealer”) and arrange for the swap to be transferred to the FCM for clearing. The Fund may also enter into a swap with the FCM itself. The CCP, the FCM, and the Executing Dealer are all subject to regulatory oversight by the U.S. Commodity Futures Trading Commission (“CFTC”). A default or failure by a CCP or an FCM, or the failure of a swap to be transferred from an Executing Dealer to the FCM for clearing, may expose the Fund to losses, increase its costs, or prevent the Fund from entering or exiting swap positions, accessing collateral, or fully implementing its investment strategies. The regulatory requirement to clear certain swaps could, either temporarily or permanently, reduce the liquidity of cleared swaps or increase the costs of entering into those swaps.

Index swaps, interest rate swaps, inflation swaps and credit default swaps are valued using an approved vendor supplied price. Basket swaps are valued using a broker supplied price. Equity swaps that consist of a single underlying equity are valued either at the closing price, the latest bid price, or the last sale price on the primary market or exchange it trades. The market value of swap contracts are aggregated by positive and negative values and are disclosed separately as an asset or liability on the Fund’s Statement of Assets and Liabilities (if applicable). Realized gains and losses are reported on the Fund’s Statement of Operations (if applicable). The change in unrealized net appreciation or depreciation during the period is included in the Statement of Operations (if applicable).

The Fund’s maximum risk of loss from counterparty risk or credit risk is the discounted value of the payments to be received from/paid to the counterparty over the contract’s remaining life, to the extent that the amount is positive. The risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to cover the Fund’s exposure to the counterparty.

The Fund may enter into various types of credit default swap agreements, including OTC credit default swap agreements, for investment purposes, to add leverage to its Fund, or to hedge against widening credit spreads on high-yield/high-risk bonds. Credit default swaps are a specific kind of counterparty agreement that allow the transfer of third party credit risk from one party to the other. One party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange for regular periodic payments. Credit default swaps could result in losses if the Fund does not correctly evaluate the creditworthiness of the company or companies on which the credit default swap is based. Credit default swap agreements may involve greater risks than if the Fund had invested in the reference obligation directly since, in addition to risks relating to the reference obligation, credit default swaps are subject to illiquidity risk, counterparty risk, and credit risk. The Fund will generally incur a greater degree of risk when it sells a credit default swap than when it purchases a credit default swap. As a buyer of a credit default swap, the Fund may lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. As seller of a credit default swap, if a credit event were to occur, the value of any deliverable obligation received by the Fund, coupled with the upfront or periodic payments previously received, may be less than what it pays to the buyer, resulting in a loss of value to the Fund.

As a buyer of credit protection, the Fund is entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract in the event of a default or other credit event by a third party, such as a

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Notes to Financial Statements (unaudited)

U.S. or foreign issuer, on the debt obligation. In return, the Fund as buyer would pay to the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Fund would have spent the stream of payments and potentially received no benefit from the contract.

If the Fund is the seller of credit protection against a particular security, the Fund would receive an up-front or periodic payment to compensate against potential credit events. As the seller in a credit default swap contract, the Fund would be required to pay the par value (the “notional value”) (or other agreed-upon value) of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the Fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would keep the stream of payments and would have no payment obligations. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional value of the swap. The maximum potential amount of future payments (undiscounted) that the Fund as a seller could be required to make in a credit default transaction would be the notional amount of the agreement.

The Fund may invest in CDXs. A CDX is a swap on an index of credit default swaps. CDXs allow an investor to manage credit risk or take a position on a basket of credit entities (such as credit default swaps or commercial mortgage-backed securities) in a more efficient manner than transacting in a single-name CDS. If a credit event occurs in one of the underlying companies, the protection is paid out via the delivery of the defaulted bond by the buyer of protection in return for a payment of notional value of the defaulted bond by the seller of protection or it may be settled through a cash settlement between the two parties. The underlying company is then removed from the index. If the Fund holds a long position in a CDX, the Fund would indirectly bear its proportionate share of any expenses paid by a CDX. A Fund holding a long position in CDXs typically receives income from principal or interest paid on the underlying securities. By investing in CDXs, the Fund could be exposed to illiquidity risk, counterparty risk, and credit risk of the issuers of the underlying loan obligations and of the CDX markets. If there is a default by the CDX counterparty, the Fund will have contractual remedies pursuant to the agreements related to the transaction. CDXs also bear the risk that the Fund will not be able to meet its obligation to the counterparty.

During the period, the Fund sold protection via the credit default swap market in order to gain credit risk exposure to individual corporates, countries and/or credit indices where gaining this exposure via the cash bond market was less attractive.

During the period, the Fund purchased protection via the credit default swap market in order to reduce credit risk exposure to individual corporates, countries and/or credit indices where reducing this exposure via the cash bond market was less attractive.

3. Other Investments and Strategies

Additional Investment Risk

The Fund may be invested in lower-rated debt securities that have a higher risk of default or loss of value since these securities may be sensitive to economic changes, political changes, or adverse developments specific to the issuer.

In response to the COVID-19 pandemic, the U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets, including reducing interest rates to record-low levels. Extremely low or negative interest rates may become more prevalent or may not work as intended. As there is little precedent for this situation, the impact on various markets that interest rate or other significant policy changes may have is unknown. The withdrawal of this support, a failure of measures put in place in response to such economic uncertainty, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation.

Widespread disease, including pandemics and epidemics, and natural or environmental disasters, including those which may be attributable to global climate change, such as earthquakes, fires, floods, hurricanes, tsunamis and weather-related phenomena generally, have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a Fund’s investments. Economies and financial markets throughout the world have become increasingly interconnected, which increases the likelihood that events or conditions in one

34	DECEMBER 31, 2021

Janus Henderson High-Yield Fund

Notes to Financial Statements (unaudited)

region or country will adversely affect markets or issuers in other regions or countries, including the United States. These disruptions could prevent a Fund from executing advantageous investment decisions in a timely manner and negatively impact a Fund’s ability to achieve its investment objective(s). Any such event(s) could have a significant adverse impact on the value of a Fund. In addition, these disruptions could also impair the information technology and other operational systems upon which the Fund’s service providers, including the Adviser or the subadviser (as applicable), rely, and could otherwise disrupt the ability of employees of the Fund’s service providers to perform essential tasks on behalf of the Fund. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance and reinsurance companies that insure or reinsure against the impact of natural disasters.

A number of countries in the European Union (the “EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen, or spread further within the EU. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Among other things, these developments have adversely affected the value and exchange rate of the euro and pound sterling, and may continue to significantly affect the economies of all EU countries, which in turn may have a material adverse effect on the Fund’s investments in such countries, other countries that depend on EU countries for significant amounts of trade or investment, or issuers with exposure to debt issued by certain EU countries.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the "Offsetting Assets and Liabilities" section of this Note for further details.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that the Adviser believes to be creditworthy at the time of the transaction. There is always the risk that the Adviser’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Loans

The Fund may invest in various commercial loans, including bank loans, bridge loans, debtor-in-possession (“DIP”) loans, mezzanine loans, and other fixed and floating rate loans. These loans may be acquired through loan participations and assignments or on a when-issued basis. Commercial loans will comprise no more than 20% of the Fund’s total assets. Below are descriptions of the types of loans held by the Fund as of December 31, 2021.

• Bank Loans - Bank loans are obligations of companies or other entities entered into in connection with recapitalizations, acquisitions, and refinancings. The Fund’s investments in bank loans are generally acquired as a participation interest in, or assignment of, loans originated by a lender or other financial institution. These investments may include institutionally-traded floating and fixed-rate debt securities.

• Floating Rate Loans – Floating rate loans are debt securities that have floating interest rates, that adjust periodically, and are tied to a benchmark lending rate, such as London Interbank Offered Rate (“LIBOR”). In other cases, the lending rate could be tied to the prime rate offered by one or more major U.S. banks or the

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Janus Henderson High-Yield Fund

Notes to Financial Statements (unaudited)

rate paid on large certificates of deposit traded in the secondary markets. If the benchmark lending rate changes, the rate payable to lenders under the loan will change at the next scheduled adjustment date specified in the loan agreement. Floating rate loans are typically issued to companies (‘‘borrowers’’) in connection with recapitalizations, acquisitions, and refinancings. Floating rate loan investments are generally below investment grade. Senior floating rate loans are secured by specific collateral of a borrower and are senior in the borrower’s capital structure. The senior position in the borrower’s capital structure generally gives holders of senior loans a claim on certain of the borrower’s assets that is senior to subordinated debt and preferred and common stock in the case of a borrower’s default. Floating rate loan investments may involve foreign borrowers, and investments may be denominated in foreign currencies. Floating rate loans often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The Fund may invest in obligations of borrowers who are in bankruptcy proceedings. While the Fund generally expects to invest in fully funded term loans, certain of the loans in which the Fund may invest include revolving loans, bridge loans, and delayed draw term loans.

Purchasers of floating rate loans may pay and/or receive certain fees. The Fund may receive fees such as covenant waiver fees or prepayment penalty fees. The Fund may pay fees such as facility fees. Such fees may affect the Fund’s return.

• Mezzanine Loans - Mezzanine loans are secured by the stock of the company that owns the assets. Mezzanine loans are a hybrid of debt and equity financing that is typically used to fund the expansion of existing companies. A mezzanine loan is composed of debt capital that gives the lender the right to convert to an ownership or equity interest in the company if the loan is not paid back in time and in full. Mezzanine loans typically are the most subordinated debt obligation in an issuer’s capital structure.

Mortgage- and Asset-Backed Securities

Mortgage- and asset-backed securities represent interests in “pools” of commercial or residential mortgages or other assets, including consumer and commercial loans or receivables. The Fund may purchase fixed or variable rate commercial or residential mortgage-backed securities issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”), or other governmental or government-related entities. Ginnie Mae’s guarantees are backed as to the timely payment of principal and interest by the full faith and credit of the U.S. Government. Fannie Mae and Freddie Mac securities are not backed by the full faith and credit of the U.S. Government. In September 2008, the Federal Housing Finance Agency (“FHFA”), an agency of the U.S. Government, placed Fannie Mae and Freddie Mac under conservatorship. Since that time, Fannie Mae and Freddie Mac have received capital support through U.S. Treasury preferred stock purchases and Treasury and Federal Reserve purchases of their mortgage-backed securities. The FHFA and the U.S. Treasury have imposed strict limits on the size of these entities’ mortgage portfolios. The FHFA has the power to cancel any contract entered into by Fannie Mae and Freddie Mac prior to FHFA’s appointment as conservator or receiver, including the guarantee obligations of Fannie Mae and Freddie Mac.

The Fund may also purchase other mortgage- and asset-backed securities through single- and multi-seller conduits, collateralized debt obligations, structured investment vehicles, and other similar securities. Asset-backed securities may be backed by various consumer obligations, including automobile loans, equipment leases, credit card receivables, or other collateral. In the event the underlying loans are not paid, the securities’ issuer could be forced to sell the assets and recognize losses on such assets, which could impact your return. Unlike traditional debt instruments, payments on these securities include both interest and a partial payment of principal. Mortgage- and asset-backed securities are subject to both extension risk, where borrowers pay off their debt obligations more slowly in times of rising interest rates, and prepayment risk, where borrowers pay off their debt obligations sooner than expected in times of declining interest rates. These risks may reduce the Fund’s returns. In addition, investments in mortgage- and asset-backed securities, including those comprised of subprime mortgages, may be subject to a higher degree of credit risk, valuation risk, extension risk (if interest rates rise), and liquidity risk than various other types of fixed-income securities. Additionally, although mortgage-backed securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that guarantors or insurers will meet their obligations.

Offsetting Assets and Liabilities

The Fund presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

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Janus Henderson High-Yield Fund

Notes to Financial Statements (unaudited)

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs OTC derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, in the event of a default and/or termination event, the Fund may offset with each counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment.

The following table presents gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see the “Fair Value of Derivative Instruments (not accounted for as hedging instruments) as of December 31, 2021” table located in the Fund’s Schedule of Investments.

Offsetting of Financial Assets and Derivative Assets

	Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Assets	or Liability(a)	Pledged(b)	Net Amount

JPMorgan Chase Bank, National Association	27,400,825	—	(27,400,825)	—

Total	$27,400,825	$—	$(27,400,825)	$—
(a)

Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

JPMorgan Chase Bank, National Association acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodial functions in accordance with the Non-Custodial Securities Lending Agreement. For financial reporting purposes, the Fund does not offset financial instruments’ payables and receivables and related collateral on the Statement of Assets and Liabilities. Securities on loan will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the Securities and Exchange Commission (the “SEC”). See “Securities Lending” in the “Notes to Financial Statements” for additional information.

The Fund generally does not exchange collateral on its forward foreign currency contracts with its counterparties; however, all liquid securities and restricted cash are considered to cover in an amount at all times equal to or greater than the Fund’s commitment with respect to these contracts. Certain securities may be segregated at the Fund’s custodian. These segregated securities are denoted on the accompanying Schedule of Investments and are evaluated daily to ensure their cover and/or market value equals or exceeds the Fund’s corresponding forward foreign currency exchange contract's obligation value.

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

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Janus Henderson High-Yield Fund

Notes to Financial Statements (unaudited)

Securities Lending

Under procedures adopted by the Trustees, the Fund may seek to earn additional income by lending securities to certain qualified broker-dealers and institutions. JPMorgan Chase Bank, National Association acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodial functions in accordance with the Non-Custodial Securities Lending Agreement. The Fund may lend fund securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, the Adviser makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund. In certain circumstances individual loan transactions could yield negative returns.

Upon receipt of cash collateral, the Adviser may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. The Adviser currently intends to primarily invest the cash collateral in a cash management vehicle for which the Adviser serves as investment adviser, Janus Henderson Cash Collateral Fund LLC, or in time deposits. An investment in Janus Henderson Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Fund to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Fund and Janus Henderson Cash Collateral Fund LLC, the Adviser has an inherent conflict of interest as a result of its fiduciary duties to both the Fund and Janus Henderson Cash Collateral Fund LLC. Additionally, the Adviser receives an investment advisory fee of 0.05% for managing Janus Henderson Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Fund may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation. Additional required collateral, or excess collateral returned, is delivered on the next business day. Therefore, the value of the collateral held may be temporarily less than 102% or 105% value of the securities on loan. The cash collateral invested by the Adviser is disclosed in the Schedule of Investments (if applicable).

Income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the lending agent are included as “Affiliated securities lending income, net” on the Statement of Operations. As of December 31, 2021, securities lending transactions accounted for as secured borrowings with an overnight and continuous contractual maturity are $27,400,825. Gross amounts of recognized liabilities for securities lending (collateral received) as of December 31, 2021 is $28,407,981, resulting in the net amount due to the counterparty of $1,007,156.

When-Issued, Delayed Delivery and Forward Commitment Transactions

The Fund may purchase or sell securities on a when-issued, delayed delivery, or forward commitment basis. When purchasing a security on a when-issued, delayed delivery, or forward commitment basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. Typically, no income accrues on securities the Fund has committed to purchase prior to the time delivery of the securities is made. Because the Fund is not required to pay for the security until the delivery date, these risks are in addition to the risks associated with the Fund’s other investments. If the other party to a transaction fails to deliver the securities, the Fund could miss a favorable price or yield opportunity. If the Fund remains substantially fully invested at a time when when-issued, delayed delivery, or forward commitment purchases are

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Janus Henderson High-Yield Fund

Notes to Financial Statements (unaudited)

outstanding, the purchases may result in a form of leverage. If the Fund remains substantially fully invested at a time when when-issued, delayed delivery, or forward commitment purchases (including TBA commitments) are outstanding, the purchases may result in a form of leverage.

When the Fund has sold a security on a when-issued, delayed delivery, or forward commitment basis, the Fund does not participate in future gains or losses with respect to the security. If the other party to a transaction fails to pay for the securities, the Fund could suffer a loss. Additionally, when selling a security on a when-issued, delayed delivery, or forward commitment basis without owning the security, the Fund will incur a loss if the security’s price appreciates in value such that the security’s price is above the agreed upon price on the settlement date. The Fund may dispose of or renegotiate a transaction after it is entered into, and may purchase or sell when-issued, delayed delivery or forward commitment securities before the settlement date, which may result in a gain or loss.

4. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays the Adviser an investment advisory fee which is calculated daily and paid monthly. The following table reflects the Fund’s contractual investment advisory fee rate (expressed as an annual rate).

Average Daily Net Assets of the Fund	Contractual Investment Advisory Fee (%)
First $300 Million	0.65
Over $300 Million	0.55

The Fund’s actual investment advisory fee rate for the reporting period was 0.58% of average annual net assets before any applicable waivers.

The Adviser has contractually agreed to waive the investment advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s total annual fund operating expenses, including the investment advisory fee, but excluding the fees payable pursuant to a Rule 12b-1 plan, shareholder servicing fees, such as transfer agency fees (including out-of-pocket costs), administrative services fees and any networking/omnibus payable by any share class, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.63% of the Fund’s average daily net assets. The Adviser has agreed to continue the waivers for at least a one-year period commencing October 28, 2021. If applicable, amounts waived and/or reimbursed to the Fund by the Adviser are disclosed as “Excess Expense Reimbursement and Waivers” on the Statement of Operations.

Janus Henderson Services US LLC (formerly Janus Services LLC) (the “Transfer Agent”), a wholly-owned subsidiary of the Adviser, is the Fund’s transfer agent. In addition, the Transfer Agent provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund. The Transfer Agent is not compensated for its services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to the Transfer Agent, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between the Transfer Agent and the Fund, the Transfer Agent may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. The Adviser and its affiliates benefit from an increase in assets that may result from such relationships. The Funds’ Trustees have set limits on fees that the Funds may incur with respect to administrative fees paid for omnibus or networked accounts. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

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Janus Henderson High-Yield Fund

Notes to Financial Statements (unaudited)

The Fund pays an annual administrative services fee based on the average daily net assets of Class D Shares for shareholder services provided by the Transfer Agent, as detailed below.

Average Daily Net Assets of Class D Shares of the Janus Henderson funds	Administrative Services Fee
Under $40 billion	0.12%
$40 billion – $49.9 billion	0.10%
Over $49.9 billion	0.08%

The Fund’s actual Class D administrative fee rate was 0.11% for the reporting period.

The Transfer Agent provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

The Transfer Agent receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class R Shares, Class S Shares, and Class T Shares for providing or procuring administrative services to investors in Class R Shares, Class S Shares, and Class T Shares of the Fund. The Transfer Agent expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. The Transfer Agent or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class R Shares, Class S Shares, and Class T Shares of the Fund. The Transfer Agent may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class R Shares, Class S Shares, and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with the Adviser. For all share classes, the Transfer Agent also seeks reimbursement for costs it incurs as transfer agent and for providing servicing.

The Transfer Agent is compensated for its services related to the Fund’s Class D Shares. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, the Distributor, a wholly-owned subsidiary of the Adviser, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets, of up to 0.50% of the Class R Shares' average daily net assets, and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to the Distributor for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution and shareholder servicing fees” in the Statement of Operations.

The Adviser serves as administrator to the Fund pursuant to an administration agreement between the Adviser and the Trust. Under the administration agreement, the Adviser is obligated to provide or arrange for the provision of certain administration, compliance, and accounting services to the Fund, including providing office space for the Fund, and is reimbursed by the Fund for certain of its costs in providing these services (to the extent the Adviser seeks reimbursement and such costs are not otherwise waived). In addition, employees of the Adviser and/or its affiliates may serve as officers of the Trust. The Fund pays for some or all of the salaries, fees, and expenses of the Adviser

40	DECEMBER 31, 2021

Janus Henderson High-Yield Fund

Notes to Financial Statements (unaudited)

employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by the Adviser, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services the Adviser (or any subadvisor, as applicable) provides to the Fund. These amounts are disclosed as “Affiliated fund administration fees” on the Statement of Operations. In addition, some expenses related to compensation payable to the Fund’s Chief Compliance Officer and certain compliance staff, all of whom are employees of the Adviser and/or its affiliates, are shared with the Fund. Total compensation of $192,161 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the period ended December 31, 2021. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of December 31, 2021 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Total distributable earnings (loss)” on the Statement of Assets and Liabilities. Deferred compensation expenses for the period ended December 31, 2021 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $204,400 were paid by the Trust to the Trustees under the Deferred Plan during the period ended December 31, 2021.

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or non-affiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles that operate as money market funds. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, the Adviser has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Henderson Cash Liquidity Fund LLC (the “Sweep Vehicle”) is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. The Sweep Vehicle operates pursuant to the provisions of the 1940 Act that govern the operation of money market funds and prices its shares at NAV reflecting market-based values of its portfolio securities (i.e., a “floating” NAV) rounded to the fourth decimal place (e.g., $1.0000). The Sweep Vehicle is permitted to impose a liquidity fee (of up to 2%) on redemptions from the Sweep Vehicle or a redemption gate that temporarily suspends redemptions from the Sweep Vehicle for up to 10 business days during a 90 day period. There are no restrictions on the Fund's ability to withdraw investments from the Sweep Vehicle at will, and there are no unfunded capital commitments due from the Fund to the Sweep Vehicle. The Sweep Vehicle does not charge any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended December 31, 2021 can be found in the “Schedules of Affiliated Investments” located in the Schedule of Investments.

Class A Shares include a 4.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Henderson Distributors and financial intermediaries. During the period ended December 31, 2021, Janus Henderson Distributors retained upfront sales charges of $2,238.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to Janus Henderson Distributors during the period ended December 31, 2021.

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Janus Henderson High-Yield Fund
Notes to Financial Statements (unaudited)

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the period ended December 31, 2021, redeeming shareholders of Class C Shares paid CDSCs of $550.

The Fund is permitted to purchase or sell securities (“cross-trade”) between itself and other funds or accounts managed by the Adviser in accordance with Rule 17a-7 under the Investment Company Act of 1940 (“Rule 17a-7”), when the transaction is consistent with the investment objectives and policies of the Fund and in accordance with the Internal Cross Trade Procedures adopted by the Trust’s Board of Trustees. These procedures have been designed to ensure that any cross-trade of securities by the Fund from or to another fund or account that is or could be considered an affiliate of the Fund under certain limited circumstances by virtue of having a common investment adviser, common Officer, or common Trustee complies with Rule 17a-7. Under these procedures, each cross-trade is effected at the current market price to save costs where allowed. During the period ended December 31, 2021, the Fund engaged in cross trades amounting to $2,115,792 in sales, resulting in a net realized gain of $276,241. The net realized gain is included within the “Net Realized Gain/(Loss) on Investments” section of the Fund’s Statement of Operations.

5. Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from US GAAP. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers.

The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

Accumulated capital losses noted below represent net capital loss carryovers, as of June 30, 2021, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The following table shows these capital loss carryovers.

Capital Loss Carryover Schedule
For the year ended June 30, 2021
No Expiration
Short-Term	Long-Term	Accumulated Capital Losses
$(36,270,567)	$(128,237,948)	$ (164,508,515)

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2021 are noted below. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in partnerships.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 1,193,272,319	$ 32,953,531	$ (9,442,401)	$ 23,511,130

42	DECEMBER 31, 2021

Janus Henderson High-Yield Fund

Notes to Financial Statements (unaudited)

Information on the tax components of derivatives as of December 31, 2021 is as follows:

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 1,358,641	$ 247,217	$ -	$ 247,217

Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.

6. Capital Share Transactions

	Period ended December 31, 2021		Year ended June 30, 2021
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	745,388	$ 6,403,700	2,009,802	$ 16,774,183
Reinvested dividends and distributions	82,210	704,717	185,301	1,549,748
Shares repurchased	(1,305,774)	(11,165,208)	(1,984,823)	(16,488,687)
Net Increase/(Decrease)	(478,176)	$ (4,056,791)	210,280	$ 1,835,244
Class C Shares:
Shares sold	140,332	$ 1,207,197	247,959	$ 2,103,673
Reinvested dividends and distributions	16,064	137,660	43,515	362,385
Shares repurchased	(156,124)	(1,338,796)	(1,017,214)	(8,506,398)
Net Increase/(Decrease)	272	$ 6,061	(725,740)	$ (6,040,340)
Class D Shares:
Shares sold	3,124,182	$ 26,812,591	5,745,515	$ 48,149,042
Reinvested dividends and distributions	844,298	7,234,534	1,727,505	14,449,045
Shares repurchased	(2,996,752)	(25,692,460)	(6,974,824)	(58,106,428)
Net Increase/(Decrease)	971,728	$ 8,354,665	498,196	$ 4,491,659
Class I Shares:
Shares sold	6,688,922	$ 57,413,363	13,678,667	$114,181,772
Reinvested dividends and distributions	627,563	5,381,368	1,354,977	11,346,317
Shares repurchased	(9,881,435)	(84,475,856)	(17,667,239)	(146,261,900)
Net Increase/(Decrease)	(2,564,950)	$(21,681,125)	(2,633,595)	$ (20,733,811)
Class N Shares:
Shares sold	4,982,324	$ 42,730,347	4,554,831	$ 38,266,978
Reinvested dividends and distributions	456,985	3,914,267	861,943	7,210,070
Shares repurchased	(1,901,671)	(16,324,395)	(4,779,969)	(39,974,595)
Net Increase/(Decrease)	3,537,638	$ 30,320,219	636,805	$ 5,502,453
Class R Shares:
Shares sold	56,787	$ 486,885	800,060	$ 6,792,954
Reinvested dividends and distributions	18,509	158,429	19,408	164,485
Shares repurchased	(71,148)	(610,978)	(116,730)	(967,498)
Net Increase/(Decrease)	4,148	$ 34,336	702,738	$ 5,989,941
Class S Shares:
Shares sold	8,472	$ 72,889	36,177	$ 304,590
Reinvested dividends and distributions	5,347	45,884	11,414	95,687
Shares repurchased	(27,199)	(234,855)	(27,913)	(232,708)
Net Increase/(Decrease)	(13,380)	$ (116,082)	19,678	$ 167,569
Class T Shares:
Shares sold	4,705,597	$ 40,447,400	7,656,581	$ 64,426,240
Reinvested dividends and distributions	989,902	8,483,372	2,106,726	17,618,681
Shares repurchased	(5,597,410)	(48,020,381)	(11,644,019)	(97,448,065)
Net Increase/(Decrease)	98,089	$ 910,391	(1,880,712)	$ (15,403,144)

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Janus Henderson High-Yield Fund

Notes to Financial Statements (unaudited)

7. Purchases and Sales of Investment Securities

For the period ended December 31, 2021, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$467,322,641	$ 455,855,762	$ -	$ -

8. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to December 31, 2021 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

44	DECEMBER 31, 2021

Janus Henderson High-Yield Fund

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC as an exhibit to Form N-PORT within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to shareholders. The Fund’s Form N-PORT filings and annual and semiannual reports: (i) are available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free) (or 1-800-525-3713 if you hold Class D shares). Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag under Full Holdings for the Fund at janushenderson.com/info (or janushenderson.com/reports if you hold Class D Shares).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each portfolio of Janus Aspen Series (each, a “VIT Portfolio,” and collectively, the “VIT Portfolios”), as well as each fund of Janus Investment Fund (each, a “Fund,” and collectively, the “Funds” and together with the VIT Portfolios, the “Janus Henderson Funds,” and each, a “Janus Henderson Fund”). As required by law, the Trustees determine annually whether to continue the investment advisory agreement for each Janus Henderson Fund and the subadvisory agreement for each Janus Henderson Fund that utilizes a subadviser.

In connection with their most recent consideration of those agreements for each Janus Henderson Fund, the Trustees received and reviewed information provided by Janus Henderson Investors US LLC (formerly, Janus Capital Management LLC) (the “Adviser”) and the subadviser in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At meetings held on November 3-4, 2021 and December 7-8, 2021, the Trustees’ evaluated the information provided by the Adviser, the subadviser, and the independent fee consultant, as well as other information addressed during the year. Following such evaluation, the Trustees determined that the overall arrangements between each Janus Henderson Fund and the Adviser and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by the Adviser, its affiliates and the subadviser, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment and unanimously approved the continuation of the investment advisory agreement for each Janus Henderson Fund and the subadvisory agreement for each subadvised Janus Henderson Fund, for the period from February 1, 2022 through February 1, 2023, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and, for the purpose of peer comparisons any administration fees (excluding out of pocket costs), net of any waivers, paid by a fund as a percentage of average net assets.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by the Adviser and the subadviser to the Janus Henderson Funds, taking into account the investment objective, strategies and policies of each Janus Henderson

Janus Investment Fund	45

Janus Henderson High-Yield Fund

Additional Information (unaudited)

Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Janus Henderson Funds. In addition, the Trustees reviewed the resources and key personnel of the Adviser and the subadviser, particularly noting those employees who provide investment and risk management services to the Janus Henderson Funds. The Trustees also considered other services provided to the Janus Henderson Funds by the Adviser or the subadviser, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered the Adviser’s role as administrator to the Janus Henderson Funds, noting that the Adviser generally does not receive a fee for its services as administrator, but is reimbursed for its out-of-pocket costs. The Trustees considered the role of the Adviser in monitoring adherence to the Janus Henderson Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Janus Henderson Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that the Adviser provides a number of different services for the Janus Henderson Funds and fund shareholders, ranging from investment management services to various other servicing functions, and that, in its view, the Adviser is a capable provider of those services. The independent fee consultant also provided its belief that the Adviser has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by the Adviser and the subadviser to each Janus Henderson Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Janus Henderson Funds whose performance lagged that of their peers for certain periods, the Janus Henderson Funds were likely to benefit from the continued provision of those services. They also concluded that the Adviser and the subadviser had sufficient personnel, with the appropriate education and experience, to serve the Janus Henderson Funds effectively and each had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Janus Henderson Fund over various time periods. They noted that they considered Janus Henderson Fund performance data throughout the year, including periodic meetings with each Janus Henderson Fund’s portfolio manager(s), and also reviewed information comparing each Janus Henderson Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Janus Henderson Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Janus Henderson Funds’ performance has been reasonable: for the 36 months ended September 30, 2021, approximately 55% of the Janus Henderson Funds were in the top two quartiles of performance versus Broadridge peers, and for the 12 months ended September 30, 2021, approximately 45% of the Janus Henderson Funds were in the top two quartiles of performance versus Broadridge peers.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance and that the performance trend was improving

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Janus Henderson High-Yield Fund

Additional Information (unaudited)

Fixed-Income Funds

• For Janus Henderson Absolute Return Income Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Developed World Bond Fund, the Trustees noted the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Global Bond Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson High-Yield Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2021 and the second Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Short Duration Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2021 and the second Broadridge quartile for the 12 months ended May 31, 2021.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2021 and the second Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson European Focus Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the

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Janus Henderson High-Yield Fund

Additional Information (unaudited)

Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Global Select Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Global Technology and Innovation Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson International Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s performance was in bottom Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Forty Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021.

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Additional Information (unaudited)

• For Janus Henderson Growth and Income Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, and the steps the Adviser had taken or was taking to improve performance.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser and subadviser had taken or were taking to improve performance.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser and subadviser had taken or were taking to improve performance.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser and subadviser had taken or were taking to improve performance.

U.S. Equity Funds

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Small-Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps the Adviser had taken or was taking to improve performance.

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Janus Henderson High-Yield Fund

Additional Information (unaudited)

In consideration of each Janus Henderson Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Janus Henderson Fund’s performance warranted continuation of such Janus Henderson Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Janus Henderson Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management fees (investment advisory fees and any administration fees but excluding out-of-pocket costs) for many of the Janus Henderson Funds, after applicable waivers, was below the average management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by the Adviser out of its management fees collected from such Janus Henderson Fund.

The independent fee consultant provided its belief that the management fees charged by the Adviser to each of the Janus Henderson Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by the Adviser. The independent fee consultant found: (1) the total expenses and management fees of the Janus Henderson Funds to be reasonable relative to other comparable mutual funds; (2) the total expenses, on average, were 8% under the average total expenses of the respective Broadridge Expense Group peers; and (3) and the management fees for the Janus Henderson Funds, on average, were 6% under the average management fees for the respective Broadridge Expense Group. The Trustees also considered the total expenses for each share class of each Janus Henderson Fund compared to the average total expenses for its Broadridge Expense Group and to average total expenses for its Broadridge Expense Universe.

For certain Janus Henderson Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses which assessed fund fees in the context of fund performance being delivered. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Janus Henderson Funds was reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and/or expense waivers on such Janus Henderson Funds.

The Trustees considered the methodology used by the Adviser and subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by the Adviser and subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by the Adviser or subadviser (for which the Adviser or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Janus Henderson Funds having a similar strategy, the Trustees considered that the Adviser noted that, under the terms of the management agreements with the Janus Henderson Funds, the Adviser performs significant additional services for the Janus Henderson Funds that it does not provide to those other clients, including administration services, oversight of the Janus Henderson Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Janus Henderson Funds, the Adviser assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, the Trustees noted that the independent fee consultant found that: (1) the management fees the Adviser charges to the Janus Henderson Funds are reasonable in relation to the management fees the Adviser charges to funds subadvised by the Adviser and to the fees the Adviser charges to its institutional separate account clients; (2) these subadvised and institutional separate accounts have different service and infrastructure needs and operate in markets very distinct relative to retail funds; (3) Janus Henderson mutual fund investors enjoy reasonable fees relative to the fees charged to Janus Henderson subadvised fund and separate account investors; and (4) as part of its 2020 review, 9 of 10 Janus Henderson Funds have lower management fees than similar funds subadvised by the Adviser.

The Trustees considered the fees for each Janus Henderson Fund for its fiscal year ended in 2020, including the VIT Portfolios, and noted the following with regard to each VIT Portfolio’s total expenses, net of applicable fee waivers (the VIT Portfolio’s “total expenses”):

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Janus Henderson High-Yield Fund

Additional Information (unaudited)

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

Fixed-Income Funds

• For Janus Henderson Absolute Return Income Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Developed World Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short Duration Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson European Focus Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

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Janus Henderson High-Yield Fund

Additional Information (unaudited)

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Global Real Estate Fund, the Trustees noted, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Sustainable Equity Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Global Technology and Innovation Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson International Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Overseas Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has voluntarily agreed to limit the Fund’s expenses to assist the Fund in attempting to maintain a yield of at least 0.00%.

• For Janus Henderson Money Market Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has agreed to limit the Fund’s expenses to assist the Fund in attempting to maintain a yield of at least 0.00%.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that, that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that, that the Fund’s total expenses were below the peer group average for all share classes.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser had contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted

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Janus Henderson High-Yield Fund

Additional Information (unaudited)

that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Research Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

U.S. Equity Funds

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Small-Mid Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

The Trustees reviewed information on the overall profitability to the Adviser and its affiliates from their relationships with the Janus Henderson Funds, and considered profitability data of other publicly traded mutual fund advisers. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by

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Janus Henderson High-Yield Fund

Additional Information (unaudited)

numerous factors, including the organizational structure of the particular fund manager, differences in complex size, difference in product mix, difference in types of business (mutual fund, institutional and other), differences in the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses and the fund manager’s capital structure and cost of capital.

Additionally, the Trustees considered the estimated profitability to the Adviser from the investment management services it provided to each Janus Henderson Fund. In their review, the Trustees considered whether the Adviser and subadviser receive adequate incentives and resources to manage the Janus Henderson Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Janus Henderson Fund is necessarily a product of the allocation methodology utilized by the Adviser to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant found that (1) the expense allocation methodology and rationales utilized by the Adviser were reasonable and (2) no clear correlation exists between expense allocations and operating margins. The Trustees also considered that the estimated profitability for an individual Janus Henderson Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Janus Henderson Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that the Adviser’s estimated profitability with respect to each Janus Henderson Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Janus Henderson Funds was not a material factor in the Board’s approval of the reasonableness of any Janus Henderson Fund’s investment management fees.

The Trustees concluded that the management fees payable by each Janus Henderson Fund to the Adviser and its affiliates, as well as the fees paid by the Adviser to the subadviser of subadvised Janus Henderson Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees the Adviser and the subadviser charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Janus Henderson Funds. The Trustees also concluded that each Janus Henderson Fund’s total expenses were reasonable, taking into account the size of the Janus Henderson Fund, the quality of services provided by the Adviser and subadviser, the investment performance of the Janus Henderson Fund, and any expense limitations agreed to or provided by the Adviser.

Economies of Scale

The Trustees considered information about the potential for the Adviser to realize economies of scale as the assets of the Janus Henderson Funds increase. They noted that their independent fee consultant published a report to the Trustees in November 2019 which provided its research and analysis into economies of scale. They also noted that, although many Janus Henderson Funds pay advisory fees at a fixed base rate as a percentage of net assets, without any breakpoints or performance fees, their independent fee consultant concluded that 75% of these Janus Henderson Funds’ have contractual management fees (gross of waivers) below their Broadridge Expense Group averages. The Trustees also noted the following: (1) that for those Janus Henderson Funds whose expenses are being reduced by the contractual expense limitations of the Adviser, the Adviser is subsidizing certain of these Janus Henderson Funds because they have not reached adequate scale; (2) performance fee structures have been implemented for various Janus Henderson Funds that have caused the effective rate of advisory fees payable by such Janus Henderson Fund to vary depending on the investment performance of the Janus Henderson Fund relative to its benchmark index over the measurement period; and (3) a few Janus Henderson Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Janus Henderson Funds share directly in economies of scale through the significant investments made by the Adviser and its affiliates related to services provided to the Funds and the lower charges of third-party service providers that are based in part on the combined scale of all of the Janus Henderson Funds.

The Trustees also considered the independent fee consultant’s conclusion that, given the limitations of various analytical approaches to economies of scale and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus Henderson complex. In this regard, the independent consultant concluded that (1) to the extent there were economies of scale at the Adviser, the Adviser’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Janus Henderson Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Janus Henderson Funds, the Adviser appeared to be investing to increase the likelihood that these Janus

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Janus Henderson High-Yield Fund

Additional Information (unaudited)

Henderson Funds will grow to a level to achieve any economies of scale that may exist. Further, the independent fee consultant provided its belief that Janus Henderson Fund investors are well-served by the fee levels and performance fee structures in place on the Janus Henderson Funds in light of any economies of scale that may be present at the Adviser.

Based on all of the information reviewed, including the recent and past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Janus Henderson Fund was reasonable and that the current rates of fees do reflect a sharing between the Adviser and the Janus Henderson Fund of any economies of scale that may be present at the current asset level of the Janus Henderson Fund.

Other Benefits to the Adviser

The Trustees also considered benefits that accrue to the Adviser and its affiliates and subadviser to the Janus Henderson Funds from their relationships with the Janus Henderson Funds. They recognized that two affiliates of the Adviser separately serve the Janus Henderson Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided, and that such compensation contributes to the overall profitability of the Adviser and its affiliates that results from their relationship with the Janus Henderson Funds. The Trustees also considered the Adviser’s past and proposed use of commissions paid by the Janus Henderson Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Janus Henderson Fund and/or other clients of the Adviser and/or the Adviser, and/or subadviser to a Janus Henderson Fund. The Trustees concluded that the Adviser’s and the subadviser’s use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Janus Henderson Fund. The Trustees also concluded that, other than the services provided by the Adviser and its affiliates and subadviser pursuant to the agreements and the fees to be paid by each Janus Henderson Fund therefor, the Janus Henderson Funds and the Adviser and the subadviser may potentially benefit from their relationship with each other in other ways. They concluded that the Adviser and its affiliates share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of the Janus Henderson Funds and other clients serviced by the Adviser and its affiliates. They also concluded that the Adviser and the subadviser benefit from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Janus Henderson Funds and that the Janus Henderson Funds benefit from the Adviser’s and/or the subadviser’s receipt of those products and services as well as research products and services acquired through commissions paid by other clients of the Adviser and/or other clients of the subadviser. They further concluded that the success of any Janus Henderson Fund could attract other business to the Adviser, the subadviser or other Janus Henderson funds, and that the success of the Adviser and the subadviser could enhance the Adviser’s and the subadviser’s ability to serve the Janus Henderson Funds.

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Janus Henderson High-Yield Fund

Useful Information About Your Fund Report (unaudited)

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of the Adviser and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Bloomberg and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

56	DECEMBER 31, 2021

Janus Henderson High-Yield Fund

Useful Information About Your Fund Report (unaudited)

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the

Janus Investment Fund	57

Janus Henderson High-Yield Fund

Useful Information About Your Fund Report (unaudited)

portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

58	DECEMBER 31, 2021

Janus Henderson High-Yield Fund

Notes

NotesPage1

Janus Investment Fund	59

Janus Henderson High-Yield Fund

Notes

NotesPage2

60	DECEMBER 31, 2021

Janus Henderson High-Yield Fund

Notes

NotesPage3

Janus Investment Fund	61

This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson and Intech are trademarks of Janus Henderson Group plc or one of its subsidiaries. © Janus Henderson Group plc Janus Henderson Distributors US LLC
125-24-93026 03-22

SEMIANNUAL REPORT December 31, 2021

Janus Henderson International Managed Volatility Fund

Janus Investment Fund

HIGHLIGHTS • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Henderson International Managed Volatility Fund

FUND SNAPSHOT

International Managed Volatility Fund is a long-only, international developed-markets equity fund that seeks smaller drawdowns and a smoother ride over time by balancing downside mitigation with upside participation for any market environment. The Fund employs a systematic “dynamic beta” investment approach designed to adjust to changing risk environments, seeking up to 45% less volatility than the MSCI EAFE® Index.

Sub-advised by Intech Investment Management LLC

Janus Henderson International Managed Volatility Fund (unaudited)

Fund At A Glance

December 31, 2021

5 Largest Equity Holdings - (% of Net Assets)
Novo Nordisk A/S
Pharmaceuticals	5.2%
Geberit AG
Building Products	4.6%
Nice Ltd
Software	3.8%
Partners Group Holding AG
Capital Markets	3.7%
Coloplast A/S
Health Care Equipment & Supplies	3.5%
20.8%

Asset Allocation - (% of Net Assets)
Common Stocks	99.5%
Preferred Stocks	0.2%
Investment Companies	0.1%
Other	0.2%
100.0%

Top Country Allocations - Long Positions - (% of Investment Securities)
As of December 31, 2021	As of June 30, 2021

Janus Investment Fund	1

Janus Henderson International Managed Volatility Fund (unaudited)

Performance

See important disclosures on the next page.

Average Annual Total Return - for the periods ended December 31, 2021						Prospectus Expense Ratios
	Fiscal Year-to-Date	One Year	Five Year	Ten Year	Since Inception*	Total Annual Fund Operating Expenses‡	Net Annual Fund Operating Expenses‡
Class A Shares at NAV	2.61%	5.69%	8.23%	7.41%	2.70%	1.70%	1.15%
Class A Shares at MOP	-3.34%	-0.40%	6.95%	6.78%	2.29%
Class C Shares at NAV	2.28%	5.11%	7.50%	6.93%	2.28%	2.55%	1.94%
Class C Shares at CDSC	1.37%	4.18%	7.50%	6.93%	2.28%
Class D Shares	2.79%	6.05%	8.53%	7.68%	2.82%	1.32%	0.94%
Class I Shares	2.70%	6.05%	8.62%	7.77%	2.94%	1.13%	0.88%
Class N Shares	2.80%	6.05%	8.71%	7.83%	2.98%	1.08%	0.80%
Class S Shares	2.43%	5.53%	8.13%	7.38%	2.65%	1.80%	1.30%
Class T Shares	2.67%	5.91%	8.45%	7.56%	2.28%	1.37%	1.05%
MSCI EAFE Index	2.24%	11.26%	9.55%	8.03%	3.09%
Morningstar Quartile - Class I Shares	-	3rd	4th	4th	4th
Morningstar Ranking - based on total returns for Foreign Large Growth Funds	-	289/456	397/404	310/324	235/248

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 (or 800.525.3713 if you hold shares directly with Janus Henderson) or visit janushenderson.com/performance (or janushenderson.com/allfunds if you hold shares directly with Janus Henderson).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

Net expense ratios reflect the expense waiver, if any, contractually agreed to for at least a one-year period commencing on October 28, 2021.

Performance may be affected by risks that include those associated with foreign and emerging markets, fixed income securities, high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), Environmental, Social and Governance (ESG) factors, non-diversification, portfolio turnover, derivatives, short sales, initial public offerings (IPOs) and

2	DECEMBER 31, 2021

Janus Henderson International Managed Volatility Fund (unaudited)

Performance

potential conflicts of interest. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

Intech's focus on managed volatility may keep the Fund from achieving excess returns over its index. The strategy may underperform during certain periods of up markets, and may not achieve the desired level of protection in down markets.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class A Shares, Class C Shares, Class I Shares, and Class S Shares commenced operations on July 6, 2009, after the reorganization of each class of the predecessor fund into corresponding shares of the Fund. Performance shown for each class for periods prior to July 6, 2009, reflects the historical performance of each corresponding class of the predecessor fund prior to the reorganization, calculated using the fees and expenses of the corresponding class of the predecessor fund respectively, net of any applicable fee and expense limitations or waivers.

Class D Shares commenced operations on April 24, 2015. Performance shown for periods prior to April 24, 2015, reflects the historical performance of the Fund’s Class I Shares, calculated using the fees and expenses of Class D Shares, without the effect of any applicable fee and expense limitations or waivers.

Class T Shares commenced operations on July 6, 2009. Performance shown for periods prior to July 6, 2009, reflects the historical performance of the predecessor fund’s Class I Shares, calculated using the fees and expenses of Class T Shares, without the effect of any fee and expense limitations or waivers.

Class N Shares commenced operations on October 28, 2016. Performance shown for periods prior to October 28, 2016, reflects the historical performance of the Fund’s and predecessor fund’s Class I Shares, calculated using the fees and expenses of Class I Shares, net of any applicable fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2021 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Fund Report.”

*The predecessor Fund’s inception date – May 2, 2007

‡ As stated in the prospectus. See Financial Highlights for actual expense ratios during the reporting period.

Janus Investment Fund	3

Janus Henderson International Managed Volatility Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (7/1/21)	Ending Account Value (12/31/21)	Expenses Paid During Period (7/1/21 - 12/31/21)†	Beginning Account Value (7/1/21)	Ending Account Value (12/31/21)	Expenses Paid During Period (7/1/21 - 12/31/21)†	Net Annualized Expense Ratio (7/1/21 - 12/31/21)
Class A Shares	$1,000.00	$1,026.10	$5.87	$1,000.00	$1,019.41	$5.85	1.15%
Class C Shares	$1,000.00	$1,022.80	$9.59	$1,000.00	$1,015.73	$9.55	1.88%
Class D Shares	$1,000.00	$1,027.90	$4.80	$1,000.00	$1,020.47	$4.79	0.94%
Class I Shares	$1,000.00	$1,027.00	$4.55	$1,000.00	$1,020.72	$4.53	0.89%
Class N Shares	$1,000.00	$1,028.00	$4.14	$1,000.00	$1,021.12	$4.13	0.81%
Class S Shares	$1,000.00	$1,024.30	$6.74	$1,000.00	$1,018.55	$6.72	1.32%
Class T Shares	$1,000.00	$1,026.70	$5.41	$1,000.00	$1,019.86	$5.40	1.06%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

4	DECEMBER 31, 2021

Janus Henderson International Managed Volatility Fund

Schedule of Investments (unaudited)

December 31, 2021

Shares		Value
Common Stocks– 99.5%
Air Freight & Logistics – 0.5%
DSV Panalpina A/S	1,046	$244,636
Auto Components – 0.4%
Aisin Seiki Co Ltd	5,300	203,226
Automobiles – 0.2%
Ferrari NV	491	127,161
Banks – 4.6%
Bank Leumi Le-Israel BM	39,457	424,918
BOC Hong Kong Holdings Ltd	107,500	352,253
Chiba Bank Ltd	34,300	196,537
DBS Group Holdings Ltd	6,000	145,446
Erste Group Bank AG	2,508	118,058
Japan Post Bank Co Ltd	50,400	462,325
Mizuho Financial Group Inc	12,000	152,648
Oversea-Chinese Banking Corp Ltd	16,100	136,228
Resona Holdings Inc	46,700	181,667
Royal Bank of Scotland Group PLC	31,177	95,228
United Overseas Bank Ltd	5,900	117,799
		2,383,107
Beverages – 0.2%
Davide Campari-Milano NV	7,497	109,712
Building Products – 5.5%
Geberit AG	2,963	2,424,007
LIXIL Group Corp	7,800	207,869
Xinyi Glass Holdings Ltd	104,000	260,090
		2,891,966
Capital Markets – 5.4%
Hong Kong Exchanges & Clearing Ltd	3,900	227,779
Partners Group Holding AG	1,154	1,916,154
Singapore Exchange Ltd	97,000	669,561
		2,813,494
Chemicals – 6.1%
EMS-Chemie Holding AG	622	697,181
Koninklijke DSM NV	5,152	1,161,272
Novozymes A/S	1,004	82,580
Shin-Etsu Chemical Co Ltd	3,300	571,568
Sika AG (REG)	1,353	564,728
Yara International ASA	2,499	126,328
		3,203,657
Construction Materials – 0.2%
James Hardie Industries PLC (CDI)	3,211	129,163
Containers & Packaging – 0.2%
Smurfit Kappa Group PLC	2,358	130,029
Diversified Financial Services – 0.3%
Sofina SA	279	137,208
Diversified Telecommunication Services – 2.0%
BT Group PLC	75,892	174,137
Elisa Oyj	1,567	96,543
HKT Trust & HKT Ltd	422,000	567,191
Nippon Telegraph & Telephone Corp	6,800	186,245
		1,024,116
Electric Utilities – 1.1%
AusNet Services	94,111	175,933
Verbund AG	3,627	408,354
		584,287
Electronic Equipment, Instruments & Components – 1.1%
Kyocera Corp	9,500	593,657
Energy Equipment & Services – 0.4%
Tenaris SA	17,428	182,726

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	5

Janus Henderson International Managed Volatility Fund

Schedule of Investments (unaudited)

December 31, 2021

Shares		Value
Common Stocks– (continued)
Entertainment – 2.6%
Capcom Co Ltd	7,100	$167,175
Koei Tecmo Holdings Co Ltd	5,700	224,263
Konami Holdings Corp	9,500	455,960
Nexon Co Ltd	20,300	392,550
Nintendo Co Ltd	200	93,296
		1,333,244
Equity Real Estate Investment Trusts (REITs) – 3.5%
GLP J	150	259,412
Goodman Group	5,740	110,645
Japan Real Estate Investment Corp	70	397,444
Link	37,500	330,162
Nippon Prologis Inc	205	725,459
		1,823,122
Food & Staples Retailing – 3.7%
Colruyt SA	10,004	424,335
J Sainsbury PLC	43,365	161,857
Kesko Oyj	14,339	478,930
Kobe Bussan Co Ltd	4,900	189,805
Koninklijke Ahold Delhaize NV	2,729	93,620
Woolworths Group Ltd	21,808	602,958
		1,951,505
Food Products – 2.6%
Barry Callebaut AG (REG)	179	435,464
Mowi ASA	5,561	131,841
Nestle SA (REG)	5,826	815,090
		1,382,395
Health Care Equipment & Supplies – 5.8%
Coloplast A/S	10,498	1,850,073
Olympus Corp	7,600	175,082
Siemens Healthineers AG (144A)	2,013	150,832
Sonova Holding AG (REG)	1,452	570,343
Sysmex Corp	2,100	283,932
		3,030,262
Health Care Providers & Services – 0.3%
Amplifon SpA	2,718	146,818
Hotels, Restaurants & Leisure – 3.7%
Evolution Gaming Group AB (144A)	468	66,638
McDonald's Holdings Co Japan Ltd	9,100	402,739
Oriental Land Co Ltd/Japan	8,600	1,450,283
		1,919,660
Household Durables – 0.8%
Berkeley Group Holdings PLC/The	2,838	183,393
Rinnai Corp	2,400	216,607
		400,000
Industrial Conglomerates – 2.1%
Investment AB Latour - Class B	3,570	145,717
Jardine Matheson Holdings Ltd	9,300	511,593
Toshiba Corp	10,600	435,945
		1,093,255
Information Technology Services – 1.0%
Adyen NV (144A)*	205	539,437
Insurance – 3.1%
Admiral Group PLC	11,633	497,008
Ageas SA/NV	11,307	586,312
Dai-ichi Life Holdings Inc	8,300	167,826
Phoenix Group Holdings PLC	12,760	112,796
Sompo Holdings Inc	6,300	266,165
		1,630,107

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

6	DECEMBER 31, 2021

Janus Henderson International Managed Volatility Fund

Schedule of Investments (unaudited)

December 31, 2021

Shares		Value
Common Stocks– (continued)
Internet & Direct Marketing Retail – 0.8%
Ocado Group PLC*	17,862	$405,619
Leisure Products – 1.6%
Bandai Namco Holdings Inc	11,000	860,221
Life Sciences Tools & Services – 4.5%
Lonza Group AG	1,167	975,724
QIAGEN NV*	14,911	831,586
Sartorius Stedim Biotech	968	531,588
		2,338,898
Machinery – 3.6%
Epiroc AB - Class A	5,425	137,652
Knorr-Bremse AG	1,558	154,127
Kone Oyj	4,682	336,001
Kurita Water Industries Ltd	7,000	332,319
Schindler Holding AG (PC)	473	127,480
Spirax-Sarco Engineering PLC	3,695	802,576
		1,890,155
Marine – 3.3%
Kuehne + Nagel International AG	4,541	1,467,637
Nippon Yusen KK	3,000	228,502
		1,696,139
Media – 0.6%
Publicis Groupe SA	4,285	288,779
Metals & Mining – 1.0%
Evolution Mining Ltd	36,790	108,650
Norsk Hydro ASA	18,396	145,280
voestalpine AG	6,729	245,128
		499,058
Multiline Retail – 0.8%
Wesfarmers Ltd	9,963	429,752
Oil, Gas & Consumable Fuels – 2.3%
Neste Oyj	24,738	1,221,087
Paper & Forest Products – 0.2%
Svenska Cellulosa AB SCA	7,201	128,148
Personal Products – 1.2%
Beiersdorf AG	1,241	127,684
Shiseido Co Ltd	8,500	474,037
		601,721
Pharmaceuticals – 6.1%
AstraZeneca PLC	632	74,222
Daiichi Sankyo Co Ltd	7,800	198,374
Kyowa Kirin Co Ltd	4,500	122,663
Novo Nordisk A/S	24,159	2,718,775
Orion Oyj	2,031	84,437
		3,198,471
Professional Services – 0.4%
Wolters Kluwer NV	1,603	189,054
Real Estate Management & Development – 0.4%
Hongkong Land Holdings Ltd	21,800	113,360
Sumitomo Realty & Development Co Ltd	2,700	79,420
		192,780
Road & Rail – 0.8%
Nippon Express Co Ltd	6,900	408,864
Semiconductor & Semiconductor Equipment – 2.1%
Tokyo Electron Ltd	1,900	1,094,966
Software – 5.3%
Dassault Systemes SE	12,980	772,951
Nice Ltd*	6,549	2,006,594
		2,779,545

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	7

Janus Henderson International Managed Volatility Fund

Schedule of Investments (unaudited)

December 31, 2021

Shares		Value
Common Stocks– (continued)
Specialty Retail – 0.6%
Nitori Holdings Co Ltd	2,100	$314,516
Technology Hardware, Storage & Peripherals – 1.5%
FUJIFILM Holdings Corp	1,700	126,026
Logitech International SA	7,558	637,895
		763,921
Textiles, Apparel & Luxury Goods – 2.3%
Hermes International	76	132,892
Pandora A/S	8,591	1,072,560
		1,205,452
Tobacco – 0.6%
Japan Tobacco Inc	4,000	80,776
Swedish Match AB	26,180	208,733
		289,509
Trading Companies & Distributors – 2.1%
ITOCHU Corp	32,500	994,131
Toyota Tsusho Corp	2,400	110,599
		1,104,730
Total Common Stocks (cost $45,256,186)		51,909,335
Preferred Stocks– 0.2%
Health Care Equipment & Supplies – 0.2%
Sartorius AG((cost $122,128)	181	122,641
Investment Companies– 0.1%
Money Markets – 0.1%
Janus Henderson Cash Liquidity Fund LLC, 0.0570%ºº,£((cost $45,329)	45,325	45,329
Total Investments (total cost $45,423,643) – 99.8%		52,077,305
Cash, Receivables and Other Assets, net of Liabilities – 0.2%		114,844
Net Assets – 100%		$52,192,149

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
Japan	$14,485,099	27.8%
Switzerland	10,631,703	20.4
Denmark	5,968,624	11.5
United Kingdom	2,506,836	4.8
Israel	2,431,512	4.7
Hong Kong	2,362,428	4.5
Finland	2,216,998	4.3
Netherlands	1,983,383	3.8
France	1,726,210	3.3
Australia	1,557,101	3.0
Germany	1,386,870	2.7
Belgium	1,147,855	2.2
Singapore	1,069,034	2.0
Austria	771,540	1.5
Sweden	686,888	1.3
Italy	566,417	1.1
Norway	403,449	0.8
Ireland	130,029	0.2
United States	45,329	0.1

Total	$52,077,305	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	DECEMBER 31, 2021

Janus Henderson International Managed Volatility Fund

Schedule of Investments (unaudited)

December 31, 2021

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Value at 12/31/21
Investment Companies - 0.1%
Money Markets - 0.1%
Janus Henderson Cash Liquidity Fund LLC, 0.0570%ºº	$68	$-	$-	$45,329
Investments Purchased with Cash Collateral from Securities Lending - N/A
Investment Companies - N/A
Janus Henderson Cash Collateral Fund LLC, 0%ºº	572∆	-	-	-
Total Affiliated Investments - 0.1%	$640	$-	$-	$45,329

	Value at 6/30/21	Purchases	Sales Proceeds	Value at 12/31/21
Investment Companies - 0.1%
Money Markets - 0.1%
Janus Henderson Cash Liquidity Fund LLC, 0.0570%ºº	30,000	5,613,000	(5,597,671)	45,329
Investments Purchased with Cash Collateral from Securities Lending - N/A
Investment Companies - N/A
Janus Henderson Cash Collateral Fund LLC, 0%ºº	292,480	1,176,506	(1,468,986)	-

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

Janus Henderson International Managed Volatility Fund

Notes to Schedule of Investments and Other Information (unaudited)

MSCI EAFE® Index	MSCI EAFE® (Europe, Australasia, Far East) Index reflects the equity market performance of developed markets, excluding the U.S. and Canada.

CDI	Clearing House Electronic Subregister System Depositary Interest
LLC	Limited Liability Company
PC	Participation Certificate
PLC	Public Limited Company
REG	Registered

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Unless otherwise noted, these securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the period ended December 31, 2021 is $756,907, which represents 1.5% of net assets.

*	Non-income producing security.

ºº	Rate shown is the 7-day yield as of December 31, 2021.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

∆	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of December 31, 2021. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments In Securities:
Common Stocks
Road & Rail	$-	$408,864	$-
All Other	51,500,471	-	-
Preferred Stocks	122,641	-	-
Investment Companies	-	45,329	-
Total Assets	$51,623,112	$454,193	$-

10	DECEMBER 31, 2021

Janus Henderson International Managed Volatility Fund

Statement of Assets and Liabilities (unaudited)

December 31, 2021

See footnotes at the end of the Statement.

Assets:
Unaffiliated investments, at value (cost $45,378,314)	$52,031,976
Affiliated investments, at value (cost $45,329)	45,329
Cash denominated in foreign currency (cost $2,118)	2,118
Non-interested Trustees' deferred compensation	1,362
Receivables:
Foreign tax reclaims	208,997
Dividends	24,960
Fund shares sold	24,602
Other assets	3,553
Total Assets	52,342,897
Liabilities:
Due to custodian	18
Payables:	—
Professional fees	38,469
Fund shares repurchased	38,339
Advisory fees	23,459
Non-affiliated fund administration fees payable	19,023
Registration fees	8,195
Printing fees	7,146
Custodian fees	6,469
Transfer agent fees and expenses	4,382
Non-interested Trustees' deferred compensation fees	1,362
12b-1 Distribution and shareholder servicing fees	890
Affiliated fund administration fees payable	115
Non-interested Trustees' fees and expenses	38
Accrued expenses and other payables	2,843
Total Liabilities	150,748
Net Assets	$52,192,149

See Notes to Financial Statements.

Janus Investment Fund	11

Janus Henderson International Managed Volatility Fund

Statement of Assets and Liabilities (unaudited)

December 31, 2021

Net Assets Consist of:
Capital (par value and paid-in surplus)	$46,200,346
Total distributable earnings (loss)	5,991,803
Total Net Assets	$52,192,149
Net Assets - Class A Shares	$842,625
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	97,043
Net Asset Value Per Share(1)	$8.68
Maximum Offering Price Per Share(2)	$9.21
Net Assets - Class C Shares	$493,878
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	58,611
Net Asset Value Per Share(1)	$8.43
Net Assets - Class D Shares	$4,166,469
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	489,091
Net Asset Value Per Share	$8.52
Net Assets - Class I Shares	$14,102,109
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,647,361
Net Asset Value Per Share	$8.56
Net Assets - Class N Shares	$27,465,785
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	3,214,553
Net Asset Value Per Share	$8.54
Net Assets - Class S Shares	$1,223,919
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	141,923
Net Asset Value Per Share	$8.62
Net Assets - Class T Shares	$3,897,364
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	456,437
Net Asset Value Per Share	$8.54

(1) Redemption price per share may be reduced for any applicable contingent deferred sales charge. (2) Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

12	DECEMBER 31, 2021

Janus Henderson International Managed Volatility Fund

Statement of Operations (unaudited)

For the period ended December 31, 2021

Investment Income:
Dividends	$490,561
Affiliated securities lending income, net	572
Dividends from affiliates	68
Unaffiliated securities lending income, net	10
Other income	676
Foreign tax withheld	(39,271)
Total Investment Income	452,616
Expenses:
Advisory fees	150,896
12b-1 Distribution and shareholder servicing fees:
Class A Shares	1,030
Class C Shares	2,575
Class S Shares	1,709
Transfer agent administrative fees and expenses:
Class D Shares	2,334
Class S Shares	1,709
Class T Shares	5,132
Transfer agent networking and omnibus fees:
Class A Shares	345
Class C Shares	374
Class I Shares	5,752
Other transfer agent fees and expenses:
Class A Shares	36
Class C Shares	25
Class D Shares	514
Class I Shares	405
Class N Shares	614
Class S Shares	25
Class T Shares	58
Registration fees	37,613
Non-affiliated fund administration fees	31,873
Professional fees	25,377
Custodian fees	8,250
Shareholder reports expense	4,443
Affiliated fund administration fees	686
Non-interested Trustees’ fees and expenses	487
Other expenses	413
Total Expenses	282,675
Less: Excess Expense Reimbursement and Waivers	(40,587)
Net Expenses	242,088
Net Investment Income/(Loss)	210,528

See Notes to Financial Statements.

Janus Investment Fund	13

Janus Henderson International Managed Volatility Fund

Statement of Operations (unaudited)

For the period ended December 31, 2021

Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	$227,316
Total Net Realized Gain/(Loss) on Investments	227,316
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation	979,251
Total Change in Unrealized Net Appreciation/Depreciation	979,251
Net Increase/(Decrease) in Net Assets Resulting from Operations	$1,417,095

See Notes to Financial Statements.

14	DECEMBER 31, 2021

Janus Henderson International Managed Volatility Fund

Statements of Changes in Net Assets

	Period ended December 31, 2021 (unaudited)	Year ended June 30, 2021

Operations:
Net investment income/(loss)	$210,528	$643,784
Net realized gain/(loss) on investments	227,316	8,518,549
Change in unrealized net appreciation/depreciation	979,251	(257,245)
Net Increase/(Decrease) in Net Assets Resulting from Operations	1,417,095	8,905,088
Dividends and Distributions to Shareholders:
Class A Shares	(98,923)	(21,532)
Class C Shares	(55,766)	(18,875)
Class D Shares	(505,110)	(85,672)
Class I Shares	(1,739,751)	(544,515)
Class N Shares	(3,354,256)	(264,590)
Class S Shares	(141,632)	(23,536)
Class T Shares	(476,296)	(87,377)
Net Decrease from Dividends and Distributions to Shareholders	(6,371,734)	(1,046,097)
Capital Share Transactions:
Class A Shares	124,475	(297,056)
Class C Shares	(64,963)	(426,031)
Class D Shares	509,415	(24,823)
Class I Shares	(1,583,022)	(18,809,851)
Class N Shares	5,168,598	11,031,700
Class S Shares	(63,330)	16,323
Class T Shares	177,614	(663,489)
Net Increase/(Decrease) from Capital Share Transactions	4,268,787	(9,173,227)
Net Increase/(Decrease) in Net Assets	(685,852)	(1,314,236)
Net Assets:
Beginning of period	52,878,001	54,192,237
End of period	$52,192,149	$52,878,001

See Notes to Financial Statements.

Janus Investment Fund	15

Janus Henderson International Managed Volatility Fund

Financial Highlights

Class A Shares
For a share outstanding during the period ended December 31, 2021 (unaudited) and the year ended June 30	2021	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$9.59	$8.23	$8.94	$9.32	$8.50	$7.96
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.02	0.08	0.10	0.14	0.04	0.08
Net realized and unrealized gain/(loss)	0.22	1.48	(0.47)	(0.19)	0.81	0.59
Total from Investment Operations	0.24	1.56	(0.37)	(0.05)	0.85	0.67
Less Dividends and Distributions:
Dividends (from net investment income)	(0.10)	—	(0.34)	(0.12)	(0.03)	(0.13)
Distributions (from capital gains)	(1.05)	(0.20)	—	(0.21)	—	—
Total Dividends and Distributions	(1.15)	(0.20)	(0.34)	(0.33)	(0.03)	(0.13)
Net Asset Value, End of Period	$8.68	$9.59	$8.23	$8.94	$9.32	$8.50
Total Return*	2.61%	19.09%	(4.29)%	(0.19)%	10.00%	8.73%
Net Assets, End of Period (in thousands)	$843	$796	$947	$1,609	$1,358	$8,240
Average Net Assets for the Period (in thousands)	$816	$980	$1,371	$1,493	$2,665	$6,776
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.63%	1.70%	1.42%	1.38%	1.19%	1.14%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.15%	1.15%	1.20%	1.30%	1.19%	1.14%
Ratio of Net Investment Income/(Loss)	0.50%	0.90%	1.20%	1.56%	0.43%	1.05%
Portfolio Turnover Rate	23%	128%	82%	91%	86%	134%

Class C Shares
For a share outstanding during the period ended December 31, 2021 (unaudited) and the year ended June 30	2021	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$9.29	$8.03	$8.72	$9.07	$8.33	$7.81
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	(0.01)	0.01	0.03	0.05	0.03	0.06
Net realized and unrealized gain/(loss)	0.21	1.45	(0.47)	(0.15)	0.75	0.55
Total from Investment Operations	0.20	1.46	(0.44)	(0.10)	0.78	0.61
Less Dividends and Distributions:
Dividends (from net investment income)	(0.01)	—	(0.25)	(0.04)	(0.04)	(0.09)
Distributions (from capital gains)	(1.05)	(0.20)	—	(0.21)	—	—
Total Dividends and Distributions	(1.06)	(0.20)	(0.25)	(0.25)	(0.04)	(0.09)
Net Asset Value, End of Period	$8.43	$9.29	$8.03	$8.72	$9.07	$8.33
Total Return*	2.28%	18.31%	(5.17)%	(0.80)%	9.32%	8.02%
Net Assets, End of Period (in thousands)	$494	$600	$900	$1,439	$2,035	$2,672
Average Net Assets for the Period (in thousands)	$552	$791	$1,111	$1,641	$2,398	$2,289
Ratios to Average Net Assets**:
Ratio of Gross Expenses	2.53%	2.49%	2.24%	2.11%	1.90%	1.89%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.88%	1.88%	1.99%	2.05%	1.90%	1.89%
Ratio of Net Investment Income/(Loss)	(0.22)%	0.14%	0.40%	0.63%	0.30%	0.75%
Portfolio Turnover Rate	23%	128%	82%	91%	86%	134%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

16	DECEMBER 31, 2021

Janus Henderson International Managed Volatility Fund

Financial Highlights

Class D Shares
For a share outstanding during the period ended December 31, 2021 (unaudited) and the year ended June 30	2021	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$9.44	$8.09	$8.79	$9.17	$8.43	$7.87
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.03	0.11	0.12	0.15	0.13	0.14
Net realized and unrealized gain/(loss)	0.22	1.44	(0.46)	(0.18)	0.74	0.55
Total from Investment Operations	0.25	1.55	(0.34)	(0.03)	0.87	0.69
Less Dividends and Distributions:
Dividends (from net investment income)	(0.12)	—	(0.36)	(0.14)	(0.13)	(0.13)
Distributions (from capital gains)	(1.05)	(0.20)	—	(0.21)	—	—
Total Dividends and Distributions	(1.17)	(0.20)	(0.36)	(0.35)	(0.13)	(0.13)
Net Asset Value, End of Period	$8.52	$9.44	$8.09	$8.79	$9.17	$8.43
Total Return*	2.79%	19.30%	(4.06)%	0.07%	10.32%	9.05%
Net Assets, End of Period (in thousands)	$4,166	$4,052	$3,492	$4,396	$5,185	$4,412
Average Net Assets for the Period (in thousands)	$4,155	$3,846	$3,808	$4,561	$5,076	$3,132
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.15%	1.32%	1.12%	1.08%	0.97%	0.99%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.94%	0.94%	0.96%	1.08%	0.97%	0.99%
Ratio of Net Investment Income/(Loss)	0.72%	1.22%	1.44%	1.67%	1.36%	1.77%
Portfolio Turnover Rate	23%	128%	82%	91%	86%	134%

Class I Shares
For a share outstanding during the period ended December 31, 2021 (unaudited) and the year ended June 30	2021	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$9.49	$8.12	$8.83	$9.21	$8.46	$7.89
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.04	0.10	0.12	0.17	0.15	0.12
Net realized and unrealized gain/(loss)	0.20	1.47	(0.46)	(0.19)	0.74	0.57
Total from Investment Operations	0.24	1.57	(0.34)	(0.02)	0.89	0.69
Less Dividends and Distributions:
Dividends (from net investment income)	(0.12)	—	(0.37)	(0.15)	(0.14)	(0.12)
Distributions (from capital gains)	(1.05)	(0.20)	—	(0.21)	—	—
Total Dividends and Distributions	(1.17)	(0.20)	(0.37)	(0.36)	(0.14)	(0.12)
Net Asset Value, End of Period	$8.56	$9.49	$8.12	$8.83	$9.21	$8.46
Total Return*	2.70%	19.48%	(4.00)%	0.24%	10.51%	8.99%
Net Assets, End of Period (in thousands)	$14,102	$16,991	$31,777	$64,297	$63,538	$34,748
Average Net Assets for the Period (in thousands)	$15,760	$24,076	$49,482	$63,723	$49,224	$45,492
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.01%	1.13%	0.93%	0.93%	0.87%	0.80%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.89%	0.88%	0.86%	0.93%	0.87%	0.80%
Ratio of Net Investment Income/(Loss)	0.78%	1.08%	1.47%	1.90%	1.59%	1.51%
Portfolio Turnover Rate	23%	128%	82%	91%	86%	134%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	17

Janus Henderson International Managed Volatility Fund

Financial Highlights

Class N Shares
For a share outstanding during the period ended December 31, 2021 (unaudited) and the year or period ended June 30	2021	2021	2020	2019	2018	2017(1)
Net Asset Value, Beginning of Period	$9.47	$8.10	$8.82	$9.20	$8.45	$7.79
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.04	0.14	0.13	0.17	0.14	0.11
Net realized and unrealized gain/(loss)	0.21	1.43	(0.46)	(0.18)	0.75	0.70
Total from Investment Operations	0.25	1.57	(0.33)	(0.01)	0.89	0.81
Less Dividends and Distributions:
Dividends (from net investment income)	(0.13)	—	(0.39)	(0.16)	(0.14)	(0.15)
Distributions (from capital gains)	(1.05)	(0.20)	—	(0.21)	—	—
Total Dividends and Distributions	(1.18)	(0.20)	(0.39)	(0.37)	(0.14)	(0.15)
Net Asset Value, End of Period	$8.54	$9.47	$8.10	$8.82	$9.20	$8.45
Total Return*	2.80%	19.53%	(4.00)%	0.32%	10.56%	10.72%
Net Assets, End of Period (in thousands)	$27,466	$24,948	$11,752	$34,747	$37,232	$32,840
Average Net Assets for the Period (in thousands)	$27,201	$17,012	$25,984	$35,141	$36,703	$38,721
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.93%	1.08%	0.81%	0.84%	0.78%	0.80%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.81%	0.81%	0.77%	0.84%	0.78%	0.80%
Ratio of Net Investment Income/(Loss)	0.85%	1.60%	1.48%	1.94%	1.53%	2.00%
Portfolio Turnover Rate	23%	128%	82%	91%	86%	134%

Class S Shares
For a share outstanding during the period ended December 31, 2021 (unaudited) and the year ended June 30	2021	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$9.53	$8.19	$8.88	$9.28	$8.52	$7.98
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.02	0.08	0.09	0.13	0.08	0.08
Net realized and unrealized gain/(loss)	0.20	1.46	(0.46)	(0.19)	0.76	0.59
Total from Investment Operations	0.22	1.54	(0.37)	(0.06)	0.84	0.67
Less Dividends and Distributions:
Dividends (from net investment income)	(0.08)	—	(0.32)	(0.13)	(0.08)	(0.13)
Distributions (from capital gains)	(1.05)	(0.20)	—	(0.21)	—	—
Total Dividends and Distributions	(1.13)	(0.20)	(0.32)	(0.34)	(0.08)	(0.13)
Net Asset Value, End of Period	$8.62	$9.53	$8.19	$8.88	$9.28	$8.52
Total Return*	2.43%	18.94%	(4.34)%	(0.29)%	9.90%	8.70%
Net Assets, End of Period (in thousands)	$1,224	$1,405	$1,197	$1,464	$703	$726
Average Net Assets for the Period (in thousands)	$1,343	$1,210	$1,183	$1,188	$750	$983
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.66%	1.80%	1.61%	1.60%	1.38%	1.26%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.32%	1.31%	1.36%	1.45%	1.38%	1.25%
Ratio of Net Investment Income/(Loss)	0.39%	0.94%	1.07%	1.49%	0.86%	1.02%
Portfolio Turnover Rate	23%	128%	82%	91%	86%	134%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from October 28, 2016 (inception date) through June 30, 2017.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

18	DECEMBER 31, 2021

Janus Henderson International Managed Volatility Fund

Financial Highlights

Class T Shares
For a share outstanding during the period ended December 31, 2021 (unaudited) and the year ended June 30	2021	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$9.46	$8.11	$8.81	$9.18	$8.42	$7.87
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.03	0.10	0.11	0.15	0.11	0.11
Net realized and unrealized gain/(loss)	0.21	1.45	(0.45)	(0.18)	0.76	0.57
Total from Investment Operations	0.24	1.55	(0.34)	(0.03)	0.87	0.68
Less Dividends and Distributions:
Dividends (from net investment income)	(0.11)	—	(0.36)	(0.13)	(0.11)	(0.13)
Distributions (from capital gains)	(1.05)	(0.20)	—	(0.21)	—	—
Total Dividends and Distributions	(1.16)	(0.20)	(0.36)	(0.34)	(0.11)	(0.13)
Net Asset Value, End of Period	$8.54	$9.46	$8.11	$8.81	$9.18	$8.42
Total Return*	2.67%	19.25%	(4.09)%	0.00%	10.33%	8.96%
Net Assets, End of Period (in thousands)	$3,897	$4,085	$4,125	$6,764	$6,177	$16,803
Average Net Assets for the Period (in thousands)	$4,029	$4,037	$5,402	$6,411	$13,714	$20,165
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.25%	1.37%	1.14%	1.13%	1.03%	1.00%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.06%	1.05%	1.04%	1.13%	1.02%	1.00%
Ratio of Net Investment Income/(Loss)	0.59%	1.08%	1.30%	1.70%	1.15%	1.43%
Portfolio Turnover Rate	23%	128%	82%	91%	86%	134%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	19

Janus Henderson International Managed Volatility Fund

Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

Janus Henderson International Managed Volatility Fund (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 41 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks long-term growth of capital. The Fund is classified as diversified, as defined in the 1940 Act. Janus Henderson Investors US LLC (formerly Janus Capital Management LLC) is the investment adviser (the “Adviser”) to the Fund.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares.

Class A Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class C Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, and bank trust platforms.

Class C Shares are closed to investments by new employer-sponsored retirement plans and existing employer-sponsored retirement plans are no longer able to make additional purchases or exchanges into Class C Shares.

The Funds currently implement an automatic conversion feature pursuant to which Class C Shares that have been held for eight years are automatically converted to Class A Shares without the imposition of any sales charge, fee or other charge. The conversion will generally occur no later than ten business days in the month following the month of the eighth anniversary of the date of purchase. Class C Shares purchased through the reinvestment of dividends and other distributions on Class C Shares will convert to Class A Shares at the same time as the original Class C Shares with respect to which they were purchased. For Class C Shares held in omnibus accounts on intermediary platforms, the Fund will rely on these intermediaries to implement this conversion feature. Your financial intermediary may have separate policies and procedures as to when and how Class C Shares may be converted to Class A Shares. Please contact your financial intermediary for additional information.

Effective July 6, 2020, Class D Shares are available to new investors, subject to any closed fund policies for a Fund, as applicable. Previously, Class D Shares were only available to investors who already had a direct account with the Janus Henderson funds; immediate family members or members of the same household of an eligible individual investor; and existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus Henderson funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments, who established Class I Share accounts before August 4, 2017.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of: 1) certain adviser-assisted, employer-sponsored retirement plans, including 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and certain welfare benefit plans, such as health savings accounts, and nonqualified deferred compensation plans; and 2) retail investors purchasing in qualified or nonqualified accounts, whose accounts are held through an omnibus account at their financial intermediary, and where the financial intermediary requires no payment or reimbursement from the Fund, the Adviser, or its affiliates. Class N Shares are also available to Janus Henderson proprietary products and to certain direct institutional investors approved by Janus Distributors US LLC dba Janus Henderson Distributors (formerly Janus Distributors LLC) (the “Distributor”) including, but not limited to, corporations, certain retirement plans, public plans, and foundations and endowments, subject to minimum investment requirements.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory

20	DECEMBER 31, 2021

Janus Henderson International Managed Volatility Fund

Notes to Financial Statements (unaudited)

programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with the Adviser or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with the Adviser or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with United States of America generally accepted accounting principles ("US GAAP").

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service

Janus Investment Fund	21

Janus Henderson International Managed Volatility Fund

Notes to Financial Statements (unaudited)

approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of December 31, 2021 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income is recorded daily on the accrual basis and includes amortization of premiums and accretion of discounts. The Fund classifies gains and losses on prepayments received as an adjustment to interest income. Debt securities may be placed in non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivables when collection of all or a portion of interest has become doubtful. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

22	DECEMBER 31, 2021

Janus Henderson International Managed Volatility Fund

Notes to Financial Statements (unaudited)

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

The Fund generally declares and distributes dividends of net investment income and realized capital gains (if any) annually. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or a Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Fund's equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Other Investments and Strategies

Additional Investment Risk

In response to the COVID-19 pandemic, the U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets, including reducing interest rates to record-low levels. Extremely low or negative interest rates may become more prevalent or may not work as intended. As there is little precedent for this situation, the impact on various markets that interest rate or other significant policy changes may have is unknown. The withdrawal of this support, a failure of measures put in place in response to such economic uncertainty, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation.

Widespread disease, including pandemics and epidemics, and natural or environmental disasters, including those which may be attributable to global climate change, such as earthquakes, fires, floods, hurricanes, tsunamis and weather-related phenomena generally, have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a Fund’s investments. Economies and financial markets throughout the world have become increasingly interconnected, which increases the likelihood that events or conditions in one region or country will adversely affect markets or issuers in other regions or countries, including the United States. These disruptions could prevent a Fund from executing advantageous investment decisions in a timely manner and negatively impact a Fund’s ability to achieve its investment objective(s). Any such event(s) could have a significant adverse impact on the value of a Fund. In addition, these disruptions could also impair the information technology and other operational systems upon which the Fund’s service providers, including the Adviser or the subadviser (as applicable), rely, and could otherwise disrupt the ability of employees of the Fund’s service providers to perform essential tasks on behalf of the Fund. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance and reinsurance companies that insure or reinsure against the impact of natural disasters.

Janus Investment Fund	23

Janus Henderson International Managed Volatility Fund

Notes to Financial Statements (unaudited)

A number of countries in the European Union (the “EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen, or spread further within the EU. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Among other things, these developments have adversely affected the value and exchange rate of the euro and pound sterling, and may continue to significantly affect the economies of all EU countries, which in turn may have a material adverse effect on the Fund’s investments in such countries, other countries that depend on EU countries for significant amounts of trade or investment, or issuers with exposure to debt issued by certain EU countries.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that the Adviser believes to be creditworthy at the time of the transaction. There is always the risk that the Adviser’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Real Estate Investing

To the extent that real estate-related securities may be included in the Fund’s named benchmark index, Intech’s mathematical investment process may select equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Securities Lending

Under procedures adopted by the Trustees, the Fund may seek to earn additional income by lending securities to certain qualified broker-dealers and institutions. JPMorgan Chase Bank, National Association acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodial functions in accordance with the Non-Custodial Securities Lending Agreement. The Fund may lend fund securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, the Adviser makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the Securities and Exchange Commission (the "SEC"). If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could

24	DECEMBER 31, 2021

Janus Henderson International Managed Volatility Fund

Notes to Financial Statements (unaudited)

decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund. In certain circumstances individual loan transactions could yield negative returns.

Upon receipt of cash collateral, the Adviser may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. The Adviser currently intends to primarily invest the cash collateral in a cash management vehicle for which the Adviser serves as investment adviser, Janus Henderson Cash Collateral Fund LLC, or in time deposits. An investment in Janus Henderson Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Fund to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Fund and Janus Henderson Cash Collateral Fund LLC, the Adviser has an inherent conflict of interest as a result of its fiduciary duties to both the Fund and Janus Henderson Cash Collateral Fund LLC. Additionally, the Adviser receives an investment advisory fee of 0.05% for managing Janus Henderson Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Fund may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation. Additional required collateral, or excess collateral returned, is delivered on the next business day. Therefore, the value of the collateral held may be temporarily less than 102% or 105% value of the securities on loan. The cash collateral invested by the Adviser is disclosed in the Schedule of Investments (if applicable).

Income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the lending agent are included as “Affiliated securities lending income, net” on the Statement of Operations.

There were no securities on loan as of December 31, 2021.

3. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays the Adviser an investment advisory fee which is calculated daily and paid monthly. The Fund’s contractual investment advisory fee rate (expressed as an annual rate) is 0.55% of its average daily net assets.

Intech Investment Management LLC (“Intech”) serves as subadviser to the Fund. As subadviser, Intech provides day-to-day management of the investment operations of the Fund subject to the general oversight of the Adviser. The Adviser owns approximately 97% of Intech.

The Adviser pays Intech a subadvisory fee rate equal to 50% of the investment advisory fee paid by the Fund to the Adviser (net of any fee waivers and expense reimbursements).

The Adviser has contractually agreed to waive the investment advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s total annual fund operating expenses, including the investment advisory fee, but excluding the fees payable pursuant to a Rule 12b-1 plan, shareholder servicing fees, such as transfer agency fees (including out-of-pocket costs), administrative services fees and any networking/omnibus payable by any share class, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.80% of the Fund’s average daily net assets. The Adviser has agreed to continue the waivers for at least a one-year period commencing October 28, 2021. If applicable, amounts waived and/or reimbursed to the Fund by the Adviser are disclosed as “Excess Expense Reimbursement and Waivers” on the Statement of Operations.

Janus Henderson Services US LLC (formerly Janus Services LLC) (the “Transfer Agent”), a wholly-owned subsidiary of the Adviser, is the Fund’s transfer agent. In addition, the Transfer Agent provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund. The Transfer Agent is not compensated for its services related to the shares, except

Janus Investment Fund	25

Janus Henderson International Managed Volatility Fund

Notes to Financial Statements (unaudited)

for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to the Transfer Agent, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between the Transfer Agent and the Fund, the Transfer Agent may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. The Adviser and its affiliates benefit from an increase in assets that may result from such relationships. The Funds’ Trustees have set limits on fees that the Funds may incur with respect to administrative fees paid for omnibus or networked accounts. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Fund pays an annual administrative services fee based on the average daily net assets of Class D Shares for shareholder services provided by the Transfer Agent, as detailed below.

Average Daily Net Assets of Class D Shares of the Janus Henderson funds	Administrative Services Fee
Under $40 billion	0.12%
$40 billion – $49.9 billion	0.10%
Over $49.9 billion	0.08%

The Fund’s actual Class D administrative fee rate was 0.11% for the reporting period.

The Transfer Agent provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

The Transfer Agent receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class S Shares and Class T Shares for providing or procuring administrative services to investors in Class S Shares and Class T Shares of the Fund. The Transfer Agent expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. The Transfer Agent or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class S Shares and Class T Shares of the Fund. The Transfer Agent may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class S Shares and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with the Adviser. For all share classes, the Transfer Agent also seeks reimbursement for costs it incurs as transfer agent and for providing servicing.

The Transfer Agent is compensated for its services related to the Fund’s Class D Shares. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, the Distributor, a wholly-owned subsidiary of the Adviser, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets, and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to the Distributor for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual

26	DECEMBER 31, 2021

Janus Henderson International Managed Volatility Fund

Notes to Financial Statements (unaudited)

12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution and shareholder servicing fees” in the Statement of Operations.

The Adviser serves as administrator to the Fund pursuant to an administration agreement between the Adviser and the Trust. Under the administration agreement, the Adviser is obligated to provide or arrange for the provision of certain administration, compliance, and accounting services to the Fund, including providing office space for the Fund, and is reimbursed by the Fund for certain of its costs in providing these services (to the extent the Adviser seeks reimbursement and such costs are not otherwise waived). In addition, employees of the Adviser and/or its affiliates may serve as officers of the Trust. The Fund pays for some or all of the salaries, fees, and expenses of the Adviser employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by the Adviser, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services the Adviser (or any subadvisor, as applicable) provides to the Fund. These amounts are disclosed as “Affiliated fund administration fees” on the Statement of Operations. In addition, some expenses related to compensation payable to the Fund’s Chief Compliance Officer and certain compliance staff, all of whom are employees of the Adviser and/or its affiliates, are shared with the Fund. Total compensation of $192,161 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the period ended December 31, 2021. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of December 31, 2021 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Total distributable earnings (loss)” on the Statement of Assets and Liabilities. Deferred compensation expenses for the period ended December 31, 2021 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $204,400 were paid by the Trust to the Trustees under the Deferred Plan during the period ended December 31, 2021.

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or non-affiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles that operate as money market funds. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, the Adviser has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Henderson Cash Liquidity Fund LLC (the “Sweep Vehicle”) is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. The Sweep Vehicle operates pursuant to the provisions of the 1940 Act that govern the operation of money market funds and prices its shares at NAV reflecting market-based values of its portfolio securities (i.e., a “floating” NAV) rounded to the fourth decimal place (e.g., $1.0000). The Sweep Vehicle is permitted to impose a liquidity fee (of up to 2%) on redemptions from the Sweep Vehicle or a redemption gate that temporarily suspends redemptions from the Sweep Vehicle for up to 10 business days during a 90 day period. There are no restrictions on the Fund's ability to withdraw investments from the Sweep Vehicle at will, and there are no unfunded capital commitments due from the Fund to the Sweep Vehicle. The Sweep Vehicle does not charge any management fee, sales charge or service fee.

Janus Investment Fund	27

Janus Henderson International Managed Volatility Fund

Notes to Financial Statements (unaudited)

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended December 31, 2021 can be found in the “Schedules of Affiliated Investments” located in the Schedule of Investments.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Henderson Distributors and financial intermediaries. During the period ended December 31, 2021, Janus Henderson Distributors retained upfront sales charges of $4.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to Janus Henderson Distributors during the period ended December 31, 2021.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class C Shares during the period ended December 31, 2021.

As of December 31, 2021, shares of the Fund were owned by affiliates of Janus Henderson Investors, and/or other funds advised by Janus Henderson, as indicated in the table below:

Class	% of Class Owned	% of Fund Owned
Class A Shares	-%	-%
Class C Shares	-	-
Class D Shares	-	-
Class I Shares	-	-
Class N Shares	92	49
Class S Shares	-	-
Class T Shares	-	-

In addition, other shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with US GAAP).

4. Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from US GAAP. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers.

The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

28	DECEMBER 31, 2021

Janus Henderson International Managed Volatility Fund

Notes to Financial Statements (unaudited)

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2021 are noted below. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals, investments in partnerships, and investments in passive foreign investment companies.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 45,532,970	$ 8,538,268	$ (1,993,933)	$ 6,544,335

5. Capital Share Transactions

	Period ended December 31, 2021		Year ended June 30, 2021
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	6,869	$ 68,024	8,580	$ 79,776
Reinvested dividends and distributions	11,516	98,923	2,351	21,532
Shares repurchased	(4,364)	(42,472)	(43,001)	(398,364)
Net Increase/(Decrease)	14,021	$ 124,475	(32,070)	$ (297,056)
Class C Shares:
Shares sold	22	$ 200	4,464	$ 38,171
Reinvested dividends and distributions	6,687	55,766	2,121	18,875
Shares repurchased	(12,730)	(120,929)	(54,022)	(483,077)
Net Increase/(Decrease)	(6,021)	$ (64,963)	(47,437)	$ (426,031)
Class D Shares:
Shares sold	15,255	$ 148,285	53,786	$ 481,891
Reinvested dividends and distributions	58,379	492,133	9,314	83,917
Shares repurchased	(13,610)	(131,003)	(65,792)	(590,631)
Net Increase/(Decrease)	60,024	$ 509,415	(2,692)	$ (24,823)
Class I Shares:
Shares sold	19,262	$ 185,663	73,096	$ 653,940
Reinvested dividends and distributions	205,308	1,738,962	60,152	543,777
Shares repurchased	(368,551)	(3,507,647)	(2,256,457)	(20,007,568)
Net Increase/(Decrease)	(143,981)	$(1,583,022)	(2,123,209)	$(18,809,851)
Class N Shares:
Shares sold	297,199	$ 2,877,088	1,436,596	$ 13,271,656
Reinvested dividends and distributions	396,484	3,354,256	29,301	264,590
Shares repurchased	(112,238)	(1,062,746)	(283,068)	(2,504,546)
Net Increase/(Decrease)	581,445	$ 5,168,598	1,182,829	$ 11,031,700
Class S Shares:
Shares sold	3,626	$ 34,861	41,248	$ 366,908
Reinvested dividends and distributions	16,585	141,632	2,586	23,536
Shares repurchased	(25,776)	(239,823)	(42,618)	(374,121)
Net Increase/(Decrease)	(5,565)	$ (63,330)	1,216	$ 16,323
Class T Shares:
Shares sold	36,413	$ 352,083	74,155	$ 672,213
Reinvested dividends and distributions	56,146	474,434	9,633	86,986
Shares repurchased	(68,006)	(648,903)	(160,728)	(1,422,688)
Net Increase/(Decrease)	24,553	$ 177,614	(76,940)	$ (663,489)

Janus Investment Fund	29

Janus Henderson International Managed Volatility Fund

Notes to Financial Statements (unaudited)

6. Purchases and Sales of Investment Securities

For the period ended December 31, 2021, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$12,285,408	$ 14,242,327	$ -	$ -

7. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to December 31, 2021 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements other than the following:.

On February 3, 2022, Janus Henderson Group plc (“Janus Henderson”) announced it will be selling its majority interest in Intech Investment Management LLC (“Intech”), the subadviser to the Fund. The completion of the transaction is anticipated during the first half of 2022. The Adviser and Intech are assessing options with respect to the continued management of the Fund. Intech will continue to provide subadvisory services to the Fund in the interim.

30	DECEMBER 31, 2021

Janus Henderson International Managed Volatility Fund

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC as an exhibit to Form N-PORT within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to shareholders. The Fund’s Form N-PORT filings and annual and semiannual reports: (i) are available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free) (or 1-800-525-3713 if you hold Class D shares). Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 60-day lag under Full Holdings for the Fund at janushenderson.com/info (or janushenderson.com/reports if you hold Class D Shares).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each portfolio of Janus Aspen Series (each, a “VIT Portfolio,” and collectively, the “VIT Portfolios”), as well as each fund of Janus Investment Fund (each, a “Fund,” and collectively, the “Funds” and together with the VIT Portfolios, the “Janus Henderson Funds,” and each, a “Janus Henderson Fund”). As required by law, the Trustees determine annually whether to continue the investment advisory agreement for each Janus Henderson Fund and the subadvisory agreement for each Janus Henderson Fund that utilizes a subadviser.

In connection with their most recent consideration of those agreements for each Janus Henderson Fund, the Trustees received and reviewed information provided by Janus Henderson Investors US LLC (formerly, Janus Capital Management LLC) (the “Adviser”) and the subadviser in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At meetings held on November 3-4, 2021 and December 7-8, 2021, the Trustees’ evaluated the information provided by the Adviser, the subadviser, and the independent fee consultant, as well as other information addressed during the year. Following such evaluation, the Trustees determined that the overall arrangements between each Janus Henderson Fund and the Adviser and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by the Adviser, its affiliates and the subadviser, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment and unanimously approved the continuation of the investment advisory agreement for each Janus Henderson Fund and the subadvisory agreement for each subadvised Janus Henderson Fund, for the period from February 1, 2022 through February 1, 2023, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and, for the purpose of peer comparisons any administration fees (excluding out of pocket costs), net of any waivers, paid by a fund as a percentage of average net assets.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by the Adviser and the subadviser to the Janus Henderson Funds, taking into account the investment objective, strategies and policies of each Janus Henderson

Janus Investment Fund	31

Janus Henderson International Managed Volatility Fund

Additional Information (unaudited)

Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Janus Henderson Funds. In addition, the Trustees reviewed the resources and key personnel of the Adviser and the subadviser, particularly noting those employees who provide investment and risk management services to the Janus Henderson Funds. The Trustees also considered other services provided to the Janus Henderson Funds by the Adviser or the subadviser, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered the Adviser’s role as administrator to the Janus Henderson Funds, noting that the Adviser generally does not receive a fee for its services as administrator, but is reimbursed for its out-of-pocket costs. The Trustees considered the role of the Adviser in monitoring adherence to the Janus Henderson Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Janus Henderson Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that the Adviser provides a number of different services for the Janus Henderson Funds and fund shareholders, ranging from investment management services to various other servicing functions, and that, in its view, the Adviser is a capable provider of those services. The independent fee consultant also provided its belief that the Adviser has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by the Adviser and the subadviser to each Janus Henderson Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Janus Henderson Funds whose performance lagged that of their peers for certain periods, the Janus Henderson Funds were likely to benefit from the continued provision of those services. They also concluded that the Adviser and the subadviser had sufficient personnel, with the appropriate education and experience, to serve the Janus Henderson Funds effectively and each had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Janus Henderson Fund over various time periods. They noted that they considered Janus Henderson Fund performance data throughout the year, including periodic meetings with each Janus Henderson Fund’s portfolio manager(s), and also reviewed information comparing each Janus Henderson Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Janus Henderson Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Janus Henderson Funds’ performance has been reasonable: for the 36 months ended September 30, 2021, approximately 55% of the Janus Henderson Funds were in the top two quartiles of performance versus Broadridge peers, and for the 12 months ended September 30, 2021, approximately 45% of the Janus Henderson Funds were in the top two quartiles of performance versus Broadridge peers.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance and that the performance trend was improving

32	DECEMBER 31, 2021

Janus Henderson International Managed Volatility Fund

Additional Information (unaudited)

Fixed-Income Funds

• For Janus Henderson Absolute Return Income Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Developed World Bond Fund, the Trustees noted the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Global Bond Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson High-Yield Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2021 and the second Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Short Duration Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2021 and the second Broadridge quartile for the 12 months ended May 31, 2021.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2021 and the second Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson European Focus Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the

Janus Investment Fund	33

Janus Henderson International Managed Volatility Fund

Additional Information (unaudited)

Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Global Select Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Global Technology and Innovation Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson International Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s performance was in bottom Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Forty Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021.

34	DECEMBER 31, 2021

Janus Henderson International Managed Volatility Fund

Additional Information (unaudited)

• For Janus Henderson Growth and Income Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, and the steps the Adviser had taken or was taking to improve performance.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser and subadviser had taken or were taking to improve performance.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser and subadviser had taken or were taking to improve performance.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser and subadviser had taken or were taking to improve performance.

U.S. Equity Funds

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Small-Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps the Adviser had taken or was taking to improve performance.

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Additional Information (unaudited)

In consideration of each Janus Henderson Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Janus Henderson Fund’s performance warranted continuation of such Janus Henderson Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Janus Henderson Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management fees (investment advisory fees and any administration fees but excluding out-of-pocket costs) for many of the Janus Henderson Funds, after applicable waivers, was below the average management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by the Adviser out of its management fees collected from such Janus Henderson Fund.

The independent fee consultant provided its belief that the management fees charged by the Adviser to each of the Janus Henderson Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by the Adviser. The independent fee consultant found: (1) the total expenses and management fees of the Janus Henderson Funds to be reasonable relative to other comparable mutual funds; (2) the total expenses, on average, were 8% under the average total expenses of the respective Broadridge Expense Group peers; and (3) and the management fees for the Janus Henderson Funds, on average, were 6% under the average management fees for the respective Broadridge Expense Group. The Trustees also considered the total expenses for each share class of each Janus Henderson Fund compared to the average total expenses for its Broadridge Expense Group and to average total expenses for its Broadridge Expense Universe.

For certain Janus Henderson Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses which assessed fund fees in the context of fund performance being delivered. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Janus Henderson Funds was reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and/or expense waivers on such Janus Henderson Funds.

The Trustees considered the methodology used by the Adviser and subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by the Adviser and subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by the Adviser or subadviser (for which the Adviser or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Janus Henderson Funds having a similar strategy, the Trustees considered that the Adviser noted that, under the terms of the management agreements with the Janus Henderson Funds, the Adviser performs significant additional services for the Janus Henderson Funds that it does not provide to those other clients, including administration services, oversight of the Janus Henderson Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Janus Henderson Funds, the Adviser assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, the Trustees noted that the independent fee consultant found that: (1) the management fees the Adviser charges to the Janus Henderson Funds are reasonable in relation to the management fees the Adviser charges to funds subadvised by the Adviser and to the fees the Adviser charges to its institutional separate account clients; (2) these subadvised and institutional separate accounts have different service and infrastructure needs and operate in markets very distinct relative to retail funds; (3) Janus Henderson mutual fund investors enjoy reasonable fees relative to the fees charged to Janus Henderson subadvised fund and separate account investors; and (4) as part of its 2020 review, 9 of 10 Janus Henderson Funds have lower management fees than similar funds subadvised by the Adviser.

The Trustees considered the fees for each Janus Henderson Fund for its fiscal year ended in 2020, including the VIT Portfolios, and noted the following with regard to each VIT Portfolio’s total expenses, net of applicable fee waivers (the VIT Portfolio’s “total expenses”):

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Additional Information (unaudited)

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

Fixed-Income Funds

• For Janus Henderson Absolute Return Income Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Developed World Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short Duration Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson European Focus Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

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Janus Henderson International Managed Volatility Fund

Additional Information (unaudited)

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Global Real Estate Fund, the Trustees noted, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Sustainable Equity Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Global Technology and Innovation Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson International Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Overseas Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has voluntarily agreed to limit the Fund’s expenses to assist the Fund in attempting to maintain a yield of at least 0.00%.

• For Janus Henderson Money Market Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has agreed to limit the Fund’s expenses to assist the Fund in attempting to maintain a yield of at least 0.00%.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that, that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that, that the Fund’s total expenses were below the peer group average for all share classes.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser had contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted

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Janus Henderson International Managed Volatility Fund

Additional Information (unaudited)

that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Research Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

U.S. Equity Funds

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Small-Mid Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

The Trustees reviewed information on the overall profitability to the Adviser and its affiliates from their relationships with the Janus Henderson Funds, and considered profitability data of other publicly traded mutual fund advisers. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by

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Janus Henderson International Managed Volatility Fund

Additional Information (unaudited)

numerous factors, including the organizational structure of the particular fund manager, differences in complex size, difference in product mix, difference in types of business (mutual fund, institutional and other), differences in the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses and the fund manager’s capital structure and cost of capital.

Additionally, the Trustees considered the estimated profitability to the Adviser from the investment management services it provided to each Janus Henderson Fund. In their review, the Trustees considered whether the Adviser and subadviser receive adequate incentives and resources to manage the Janus Henderson Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Janus Henderson Fund is necessarily a product of the allocation methodology utilized by the Adviser to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant found that (1) the expense allocation methodology and rationales utilized by the Adviser were reasonable and (2) no clear correlation exists between expense allocations and operating margins. The Trustees also considered that the estimated profitability for an individual Janus Henderson Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Janus Henderson Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that the Adviser’s estimated profitability with respect to each Janus Henderson Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Janus Henderson Funds was not a material factor in the Board’s approval of the reasonableness of any Janus Henderson Fund’s investment management fees.

The Trustees concluded that the management fees payable by each Janus Henderson Fund to the Adviser and its affiliates, as well as the fees paid by the Adviser to the subadviser of subadvised Janus Henderson Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees the Adviser and the subadviser charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Janus Henderson Funds. The Trustees also concluded that each Janus Henderson Fund’s total expenses were reasonable, taking into account the size of the Janus Henderson Fund, the quality of services provided by the Adviser and subadviser, the investment performance of the Janus Henderson Fund, and any expense limitations agreed to or provided by the Adviser.

Economies of Scale

The Trustees considered information about the potential for the Adviser to realize economies of scale as the assets of the Janus Henderson Funds increase. They noted that their independent fee consultant published a report to the Trustees in November 2019 which provided its research and analysis into economies of scale. They also noted that, although many Janus Henderson Funds pay advisory fees at a fixed base rate as a percentage of net assets, without any breakpoints or performance fees, their independent fee consultant concluded that 75% of these Janus Henderson Funds’ have contractual management fees (gross of waivers) below their Broadridge Expense Group averages. The Trustees also noted the following: (1) that for those Janus Henderson Funds whose expenses are being reduced by the contractual expense limitations of the Adviser, the Adviser is subsidizing certain of these Janus Henderson Funds because they have not reached adequate scale; (2) performance fee structures have been implemented for various Janus Henderson Funds that have caused the effective rate of advisory fees payable by such Janus Henderson Fund to vary depending on the investment performance of the Janus Henderson Fund relative to its benchmark index over the measurement period; and (3) a few Janus Henderson Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Janus Henderson Funds share directly in economies of scale through the significant investments made by the Adviser and its affiliates related to services provided to the Funds and the lower charges of third-party service providers that are based in part on the combined scale of all of the Janus Henderson Funds.

The Trustees also considered the independent fee consultant’s conclusion that, given the limitations of various analytical approaches to economies of scale and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus Henderson complex. In this regard, the independent consultant concluded that (1) to the extent there were economies of scale at the Adviser, the Adviser’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Janus Henderson Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Janus Henderson Funds, the Adviser appeared to be investing to increase the likelihood that these Janus

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Additional Information (unaudited)

Henderson Funds will grow to a level to achieve any economies of scale that may exist. Further, the independent fee consultant provided its belief that Janus Henderson Fund investors are well-served by the fee levels and performance fee structures in place on the Janus Henderson Funds in light of any economies of scale that may be present at the Adviser.

Based on all of the information reviewed, including the recent and past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Janus Henderson Fund was reasonable and that the current rates of fees do reflect a sharing between the Adviser and the Janus Henderson Fund of any economies of scale that may be present at the current asset level of the Janus Henderson Fund.

Other Benefits to the Adviser

The Trustees also considered benefits that accrue to the Adviser and its affiliates and subadviser to the Janus Henderson Funds from their relationships with the Janus Henderson Funds. They recognized that two affiliates of the Adviser separately serve the Janus Henderson Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided, and that such compensation contributes to the overall profitability of the Adviser and its affiliates that results from their relationship with the Janus Henderson Funds. The Trustees also considered the Adviser’s past and proposed use of commissions paid by the Janus Henderson Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Janus Henderson Fund and/or other clients of the Adviser and/or the Adviser, and/or subadviser to a Janus Henderson Fund. The Trustees concluded that the Adviser’s and the subadviser’s use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Janus Henderson Fund. The Trustees also concluded that, other than the services provided by the Adviser and its affiliates and subadviser pursuant to the agreements and the fees to be paid by each Janus Henderson Fund therefor, the Janus Henderson Funds and the Adviser and the subadviser may potentially benefit from their relationship with each other in other ways. They concluded that the Adviser and its affiliates share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of the Janus Henderson Funds and other clients serviced by the Adviser and its affiliates. They also concluded that the Adviser and the subadviser benefit from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Janus Henderson Funds and that the Janus Henderson Funds benefit from the Adviser’s and/or the subadviser’s receipt of those products and services as well as research products and services acquired through commissions paid by other clients of the Adviser and/or other clients of the subadviser. They further concluded that the success of any Janus Henderson Fund could attract other business to the Adviser, the subadviser or other Janus Henderson funds, and that the success of the Adviser and the subadviser could enhance the Adviser’s and the subadviser’s ability to serve the Janus Henderson Funds.

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Janus Henderson International Managed Volatility Fund

Useful Information About Your Fund Report (unaudited)

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of the Adviser and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Bloomberg and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

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Useful Information About Your Fund Report (unaudited)

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the

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Janus Henderson International Managed Volatility Fund

Useful Information About Your Fund Report (unaudited)

portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

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Janus Henderson International Managed Volatility Fund

Notes

NotesPage1

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This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson and Intech are trademarks of Janus Henderson Group plc or one of its subsidiaries. © Janus Henderson Group plc Janus Henderson Distributors US LLC
125-24-93014 03-22

SEMIANNUAL REPORT December 31, 2021

Janus Henderson Mid Cap Value Fund

Janus Investment Fund

HIGHLIGHTS • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Henderson Mid Cap Value Fund

FUND SNAPSHOT

As defensive value specialists, we look to invest in high-quality companies with strong management teams, stable balance sheets, and durable competitive advantages that are trading at attractive valuations. We seek to achieve excess returns over full market cycles, with less risk than our benchmark and peers as measured by standard deviation, beta and down-market capture.

Kevin Preloger co-portfolio manager	Justin Tugman co-portfolio manager

Janus Henderson Mid Cap Value Fund (unaudited)

Fund At A Glance

December 31, 2021

5 Top Contributors - Holdings			5 Top Detractors - Holdings
	Average Weight	Relative Contribution		Average Weight	Relative Contribution
Equity LifeStyle Properties Inc	3.00%	0.37%	Global Payments Inc	1.27%	-0.53%
CMC Materials Inc	1.05%	0.32%	BWX Technologies Inc	2.00%	-0.53%
F5 Networks Inc	1.61%	0.30%	Qurate Retail Inc	0.97%	-0.47%
AutoZone Inc	1.38%	0.28%	CDK Global Inc	1.06%	-0.31%
Teradyne Inc	0.34%	0.24%	Discovery Inc	1.16%	-0.31%

	5 Top Contributors - Sectors*
		Relative	Fund	Russell Midcap Value Index
		Contribution	Average Weight	Average Weight
	Energy	0.35%	4.12%	4.96%
	Health Care	0.23%	9.99%	8.27%
	Materials	0.16%	9.05%	7.40%
	Communication Services	0.16%	3.82%	3.89%
	Information Technology	0.13%	12.17%	9.88%

	5 Top Detractors - Sectors*
		Relative	Fund	Russell Midcap Value Index
		Contribution	Average Weight	Average Weight
	Industrials	-1.11%	17.08%	15.81%
	Real Estate	-0.51%	9.52%	11.14%
	Financials	-0.23%	14.75%	16.64%
	Consumer Discretionary	-0.21%	9.14%	10.75%
	Other**	-0.19%	2.37%	0.00%

Relative contribution reflects how the portolio's holdings impacted return relative to the benchmark. Cash and securities not held in the portfolio are not shown. For equity portfolios, relative contribution compares the performance of a security in the portfolio to the benchmark's total return, factoring in the difference in weight of that security in the benchmark. Returns are calculated using daily returns and previous day ending weights rolled up by ticker, excluding fixed income securities, gross of advisory fees, may exclude certain derivatives and will differ from actual performance.
Performance attribution reflects returns gross of advisory fees and may differ from actual returns as they are based on end of day holdings. Attribution is calculated by geometrically linking daily returns for the portfolio and index.

*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
**	Not a GICS classified sector.

Janus Investment Fund	1

Janus Henderson Mid Cap Value Fund (unaudited)

Fund At A Glance

December 31, 2021

5 Largest Equity Holdings - (% of Net Assets)
Equity LifeStyle Properties Inc
Equity Real Estate Investment Trusts (REITs)	2.8%
Laboratory Corp of America Holdings
Health Care Providers & Services	2.7%
RenaissanceRe Holdings Ltd
Insurance	2.5%
Alliant Energy Corp
Electric Utilities	2.1%
Hartford Financial Services Group Inc
Insurance	2.0%
12.1%

Asset Allocation - (% of Net Assets)
Common Stocks	97.9%
Repurchase Agreements	1.9%
Other	0.2%
100.0%

Top Country Allocations - Long Positions - (% of Investment Securities)
As of December 31, 2021	As of June 30, 2021

2	DECEMBER 31, 2021

Janus Henderson Mid Cap Value Fund (unaudited)

Performance

See important disclosures on the next page.

Average Annual Total Return - for the periods ended December 31, 2021						Prospectus Expense Ratios
	Fiscal Year-to-Date	One Year	Five Year	Ten Year	Since Inception*	Total Annual Fund Operating Expenses‡
Class A Shares at NAV	5.54%	19.16%	8.39%	9.86%	10.86%	0.97%
Class A Shares at MOP	-0.53%	12.33%	7.11%	9.22%	10.58%
Class C Shares at NAV	5.17%	18.39%	7.71%	9.17%	10.16%	1.66%
Class C Shares at CDSC	4.23%	17.39%	7.71%	9.17%	10.16%
Class D Shares	5.74%	19.54%	8.73%	10.19%	11.10%	0.66%
Class I Shares	5.75%	19.60%	8.77%	10.22%	11.12%	0.62%
Class L Shares(2)	5.69%	19.55%	8.74%	10.24%	11.20%	0.83%
Class N Shares	5.78%	19.71%	8.88%	10.34%	11.15%	0.52%
Class R Shares	5.41%	18.84%	8.07%	9.53%	10.53%	1.27%
Class S Shares	5.53%	19.14%	8.35%	9.81%	10.78%	1.02%
Class T Shares	5.63%	19.38%	8.60%	10.09%	11.04%	0.77%
Russell Midcap Value Index	7.44%	28.34%	11.22%	13.44%	10.12%
Morningstar Quartile - Class T Shares	-	4th	4th	4th	1st
Morningstar Ranking - based on total returns for Mid-Cap Value Funds	-	396/417	321/385	322/338	24/135

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 (or 800.525.3713 if you hold shares directly with Janus Henderson) or visit janushenderson.com/performance (or janushenderson.com/allfunds if you hold shares directly with Janus Henderson).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

Class L Shares have a voluntarily agreed administrative fee waiver, which could be changed or terminated at any time.

This Fund has a performance-based management fee that may adjust up or down based on the Fund’s performance.

Janus Investment Fund	3

Janus Henderson Mid Cap Value Fund (unaudited)

Performance

Performance may be affected by risks that include those associated with foreign and emerging markets, fixed income securities, high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), Environmental, Social and Governance (ESG) factors, non-diversification, portfolio turnover, derivatives, short sales, initial public offerings (IPOs) and potential conflicts of interest. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class A Shares, Class C Shares, Class R Shares, and Class S Shares commenced operations on July 6, 2009. Performance shown for each class reflects the performance of the Fund’s Class J Shares (formerly named Investor Shares), from April 21, 2003 to July 6, 2009, calculated using the fees and expenses of the corresponding class, without the effect of any fee and expense limitations or waivers. For periods prior to April 21, 2003, the performance shown for each class reflects the historical performance of Berger Mid Cap Value Fund – Investor Shares (as a result of a prior reorganization of Berger Mid Cap Value Fund – Investor Shares into the Fund’s former Class J Shares), calculated using the fees and expenses of the corresponding class respectively, without the effect of any fee and expense limitations or waivers.

Class D Shares commenced operations on February 16, 2010, as a result of the restructuring of Class J Shares, the predecessor share class. Performance shown for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares (formerly named Investor Shares). For the periods prior to April 21, 2003, the performance shown for Class D Shares reflects the historical performance of Berger Mid Cap Value Fund – Investor Shares (as a result of a separate prior reorganization).

Class I Shares commenced operations on July 6, 2009. Performance shown reflects the performance of the Fund’s Class J Shares (formerly named Investor Shares) from April 21, 2003 to July 6, 2009, calculated using the fees and expenses of Class J Shares, net of any applicable fee and expense limitations or waivers. For the periods prior to April 21, 2003, the performance shown for Class I Shares reflects the historical performance of Berger Mid Cap Value Fund – Investor Shares (as a result of a separate prior reorganization), calculated using the fees and expenses of Class J Shares, net of any applicable fee and expense limitations or waivers.

Class L Shares commenced operations on April 21, 2003. Performance shown for periods following April 21, 2003, reflects the fees and expenses of Class L Shares (formerly named Institutional Shares), net of any applicable fee and expense limitations or waivers. The performance shown for Class L Shares for the periods from May 17, 2002 to April 17, 2003, reflects the historical performance of Berger Mid Cap Value Fund – Institutional Shares (as a result of a prior reorganization of Berger Mid Cap Value Fund – Institutional Shares into the Fund’s Class L Shares). For the periods prior to May 17, 2002, the performance shown reflects the historical performance of Berger Mid Cap Value Fund – Investor Shares.

Class N Shares of the Fund commenced operations on May 31, 2012. Performance shown for Class N Shares reflects the performance of the Fund’s Class T Shares from July 6, 2009 to May 31, 2012, calculated using the fees and expenses of Class T Shares, net of any applicable fee and expense limitations or waivers. For the period from April 21, 2003 to July 6, 2009, the performance shown for Class N Shares reflects the performance of Class J Shares (formerly named Investor Shares), calculated using the fees and expenses of Class J Shares, net of any applicable fee and expense limitations or waivers. For the periods prior to April 21, 2003, the performance shown for Class N Shares reflects the historical performance of Berger Mid Cap Value Fund – Investor Shares (as a result of a separate prior reorganization), calculated using the fees and expenses of Class J Shares, net of any applicable fee and expense limitations or waivers.

Class T Shares (formerly named Class J Shares) commenced operations with the Fund’s inception. Performance shown for periods following April 21, 2003, reflects the fees and expenses of Class T Shares in effect during the periods shown, net of any applicable fee and expense limitations or waivers. For the periods prior to April 21, 2003, the performance shown for Class T Shares reflects the historical performance of Berger Mid Cap Value Fund – Investor Shares (as a result of a separate prior reorganization).

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

See important disclosures on the next page.

© 2021 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Fund Report.”

*The predecessor Fund’s inception date – August 12, 1998

‡ As stated in the prospectus. See Financial Highlights for actual expense ratios during the reporting period.

(2) Closed to new investors.

4	DECEMBER 31, 2021

Janus Henderson Mid Cap Value Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (7/1/21)	Ending Account Value (12/31/21)	Expenses Paid During Period (7/1/21 - 12/31/21)†	Beginning Account Value (7/1/21)	Ending Account Value (12/31/21)	Expenses Paid During Period (7/1/21 - 12/31/21)†	Net Annualized Expense Ratio (7/1/21 - 12/31/21)
Class A Shares	$1,000.00	$1,055.40	$5.03	$1,000.00	$1,020.32	$4.94	0.97%
Class C Shares	$1,000.00	$1,051.70	$8.58	$1,000.00	$1,016.84	$8.44	1.66%
Class D Shares	$1,000.00	$1,057.40	$3.37	$1,000.00	$1,021.93	$3.31	0.65%
Class I Shares	$1,000.00	$1,057.50	$3.11	$1,000.00	$1,022.18	$3.06	0.60%
Class L Shares	$1,000.00	$1,056.90	$3.47	$1,000.00	$1,021.83	$3.41	0.67%
Class N Shares	$1,000.00	$1,057.80	$2.70	$1,000.00	$1,022.58	$2.65	0.52%
Class R Shares	$1,000.00	$1,054.10	$6.63	$1,000.00	$1,018.75	$6.51	1.28%
Class S Shares	$1,000.00	$1,055.30	$5.28	$1,000.00	$1,020.06	$5.19	1.02%
Class T Shares	$1,000.00	$1,056.30	$3.94	$1,000.00	$1,021.37	$3.87	0.76%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

Janus Investment Fund	5

Janus Henderson Mid Cap Value Fund

Schedule of Investments (unaudited)

December 31, 2021

Shares or Principal Amounts		Value
Common Stocks– 97.9%
Aerospace & Defense – 1.6%
BWX Technologies Inc	938,350	$44,928,198
Auto Components – 2.6%
Aptiv PLC*	168,393	27,776,425
Autoliv Inc	249,950	25,847,330
Lear Corp	96,093	17,580,214
		71,203,969
Banks – 6.1%
Citizens Financial Group Inc	906,860	42,849,135
Fifth Third Bancorp	910,488	39,651,752
First Horizon National Corp	2,738,944	44,726,956
Regions Financial Corp	1,942,592	42,348,506
		169,576,349
Building Products – 0.5%
Fortune Brands Home & Security Inc	137,290	14,676,301
Capital Markets – 1.9%
State Street Corp	568,341	52,855,713
Chemicals – 7.1%
Axalta Coating Systems Ltd*	1,081,241	35,810,702
Corteva Inc	770,096	36,410,139
DuPont de Nemours Inc	481,460	38,892,339
FMC Corp	305,470	33,568,098
Scotts Miracle-Gro Co	68,000	10,948,000
Westlake Chemical Corp	412,099	40,027,176
		195,656,454
Commercial Services & Supplies – 3.1%
IAA Inc*	852,578	43,157,498
Waste Connections Inc	309,768	42,212,085
		85,369,583
Communications Equipment – 2.7%
F5 Networks Inc*	215,020	52,617,544
Motorola Solutions Inc	82,605	22,443,779
		75,061,323
Construction & Engineering – 0.9%
EMCOR Group Inc	194,656	24,797,228
Construction Materials – 1.1%
Martin Marietta Materials Inc	66,680	29,373,874
Containers & Packaging – 1.3%
Graphic Packaging Holding Co	1,859,374	36,257,793
Electric Utilities – 3.4%
Alliant Energy Corp	932,608	57,327,414
Entergy Corp	322,619	36,343,030
		93,670,444
Electrical Equipment – 2.7%
AMETEK Inc	327,104	48,097,372
GrafTech International Ltd	2,354,477	27,853,463
		75,950,835
Electronic Equipment, Instruments & Components – 1.1%
Vontier Corp	1,024,323	31,477,446
Energy Equipment & Services – 1.1%
Baker Hughes Co	1,311,703	31,559,574
Entertainment – 1.0%
Activision Blizzard Inc	436,836	29,062,699
Equity Real Estate Investment Trusts (REITs) – 9.4%
Americold Realty Trust	784,058	25,709,262
Apple Hospitality Inc	3,293,058	53,182,887
Equity LifeStyle Properties Inc	882,210	77,334,529
Equity Residential	446,997	40,453,228
Lamar Advertising Co	247,884	30,068,329

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

6	DECEMBER 31, 2021

Janus Henderson Mid Cap Value Fund

Schedule of Investments (unaudited)

December 31, 2021

Shares or Principal Amounts		Value
Common Stocks– (continued)
Equity Real Estate Investment Trusts (REITs)– (continued)
Weyerhaeuser Co	813,401	$33,495,853
		260,244,088
Food & Staples Retailing – 2.0%
Casey's General Stores Inc	273,938	54,061,664
Food Products – 1.4%
Lamb Weston Holdings Inc	599,069	37,968,993
Health Care Equipment & Supplies – 2.4%
Envista Holdings Corp*	1,137,850	51,271,521
Globus Medical Inc*	198,745	14,349,389
		65,620,910
Health Care Providers & Services – 5.8%
Cardinal Health Inc	683,998	35,219,057
Henry Schein Inc*	658,482	51,052,109
Laboratory Corp of America Holdings*	242,025	76,046,675
		162,317,841
Health Care Technology – 1.4%
Cerner Corp	405,437	37,652,934
Industrial Conglomerates – 1.0%
Carlisle Cos Inc	116,187	28,828,318
Information Technology Services – 1.5%
Global Payments Inc	315,738	42,681,463
Insurance – 6.7%
Globe Life Inc	419,392	39,305,418
Hartford Financial Services Group Inc	789,649	54,517,367
Reinsurance Group of America Inc	209,406	22,927,863
RenaissanceRe Holdings Ltd	401,190	67,933,503
		184,684,151
Internet & Direct Marketing Retail – 0.9%
Qurate Retail Inc	3,237,051	24,601,588
Life Sciences Tools & Services – 1.1%
Agilent Technologies Inc	183,579	29,308,387
Machinery – 3.0%
Lincoln Electric Holdings Inc	285,883	39,872,102
Oshkosh Corp	392,744	44,266,176
		84,138,278
Media – 2.6%
Discovery Inc*	1,207,398	27,649,414
Fox Corp - Class B	1,269,295	43,498,740
		71,148,154
Multi-Utilities – 1.1%
DTE Energy Co	255,148	30,500,392
Oil, Gas & Consumable Fuels – 3.3%
Cabot Oil & Gas Corp	2,176,926	41,361,594
Marathon Petroleum Corp	283,570	18,145,644
Pioneer Natural Resources Co	181,028	32,925,373
		92,432,611
Professional Services – 0.9%
Mantech International Corp	354,275	25,837,276
Road & Rail – 0.7%
Canadian Pacific Railway Ltd	280,590	20,185,645
Semiconductor & Semiconductor Equipment – 4.6%
CMC Materials Inc	163,015	31,248,345
Microchip Technology Inc	372,980	32,471,639
MKS Instruments Inc	216,835	37,766,152
Teradyne Inc	165,455	27,056,856
		128,542,992
Software – 2.4%
Black Knight Inc*	447,420	37,086,644

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	7

Janus Henderson Mid Cap Value Fund

Schedule of Investments (unaudited)

December 31, 2021

Shares or Principal Amounts		Value
Common Stocks– (continued)
Software– (continued)
Synopsys Inc*	76,200	$28,079,700
		65,166,344
Specialty Retail – 2.7%
AutoZone Inc*	22,231	46,604,846
O'Reilly Automotive Inc*	41,299	29,166,593
		75,771,439
Textiles, Apparel & Luxury Goods – 2.8%
Columbia Sportswear Co	147,038	14,327,383
Hanesbrands Inc	2,382,496	39,835,333
Levi Strauss & Co	982,952	24,603,289
		78,766,005
Trading Companies & Distributors – 2.0%
GATX Corp	255,950	26,667,430
MSC Industrial Direct Co Inc	356,353	29,955,033
		56,622,463
Total Common Stocks (cost $1,936,031,360)		2,718,559,719
Repurchase Agreements– 1.9%
ING Financial Markets LLC, Joint repurchase agreement, 0.0200%, dated 12/31/21, maturing 1/3/22 to be repurchased at $12,200,020 collateralized by $11,609,003 in U.S. Treasuries 0.2500% - 6.6250%, 2/28/22 - 2/15/51 with a value of $12,444,028	$12,200,000	12,200,000
Royal Bank of Canada, NY Branch, Joint repurchase agreement, 0.0200%, dated 12/31/21, maturing 1/3/22 to be repurchased at $40,000,067 collateralized by $4,868 in U.S. Government Agencies 6.5000%, 12/15/23 and $39,615,920 in U.S. Treasuries 0.1250% - 5.2500%, 1/31/23 - 2/15/51 with a value of $40,800,068	40,000,000	40,000,000
Total Repurchase Agreements (cost $52,200,000)		52,200,000
Total Investments (total cost $1,988,231,360) – 99.8%		2,770,759,719
Cash, Receivables and Other Assets, net of Liabilities – 0.2%		5,724,836
Net Assets – 100%		$2,776,484,555

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$2,724,726,744	98.4%
Sweden	25,847,330	0.9
Canada	20,185,645	0.7

Total	$2,770,759,719	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	DECEMBER 31, 2021

Janus Henderson Mid Cap Value Fund

Notes to Schedule of Investments and Other Information (unaudited)

Russell Midcap® Value Index	Russell Midcap® Value Index reflects the performance of U.S. mid-cap equities with lower price-to-book ratios and lower forecasted growth values.

LLC	Limited Liability Company
PLC	Public Limited Company

*	Non-income producing security.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of December 31, 2021. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments In Securities:
Common Stocks	$2,718,559,719	$-	$-
Repurchase Agreements	-	52,200,000	-
Total Assets	$2,718,559,719	$52,200,000	$-

Janus Investment Fund	9

Janus Henderson Mid Cap Value Fund

Statement of Assets and Liabilities (unaudited)

December 31, 2021

See footnotes at the end of the Statement.

Assets:
Investments, at value (cost $1,936,031,360)	$2,718,559,719
Repurchase agreements, at value (cost $52,200,000)	52,200,000
Non-interested Trustees' deferred compensation	72,489
Receivables:
Investments sold	8,306,431
Fund shares sold	3,899,723
Dividends	3,860,819
Interest	87
Other assets	24,992
Total Assets	2,786,924,260
Liabilities:
Due to custodian	40,108
Payables:	—
Fund shares repurchased	5,538,060
Investments purchased	2,803,378
Advisory fees	1,196,539
Transfer agent fees and expenses	407,420
Non-interested Trustees' deferred compensation fees	72,489
12b-1 Distribution and shareholder servicing fees	63,181
Professional fees	35,051
Affiliated fund administration fees payable	6,091
Custodian fees	3,892
Non-interested Trustees' fees and expenses	1,524
Accrued expenses and other payables	271,972
Total Liabilities	10,439,705
Net Assets	$2,776,484,555

See Notes to Financial Statements.

10	DECEMBER 31, 2021

Janus Henderson Mid Cap Value Fund

Statement of Assets and Liabilities (unaudited)

December 31, 2021

Net Assets Consist of:
Capital (par value and paid-in surplus)	$1,937,330,743
Total distributable earnings (loss)	839,153,812
Total Net Assets	$2,776,484,555
Net Assets - Class A Shares	$70,775,691
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	4,172,096
Net Asset Value Per Share(1)	$16.96
Maximum Offering Price Per Share(2)	$17.99
Net Assets - Class C Shares	$9,943,059
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	604,731
Net Asset Value Per Share(1)	$16.44
Net Assets - Class D Shares	$759,868,764
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	45,895,818
Net Asset Value Per Share	$16.56
Net Assets - Class I Shares	$295,954,765
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	17,833,317
Net Asset Value Per Share	$16.60
Net Assets - Class L Shares	$5,001,486
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	290,785
Net Asset Value Per Share	$17.20
Net Assets - Class N Shares	$528,935,214
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	32,073,860
Net Asset Value Per Share	$16.49
Net Assets - Class R Shares	$43,992,326
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	2,645,344
Net Asset Value Per Share	$16.63
Net Assets - Class S Shares	$88,555,287
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	5,216,523
Net Asset Value Per Share	$16.98
Net Assets - Class T Shares	$973,457,963
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	58,311,263
Net Asset Value Per Share	$16.69

(1) Redemption price per share may be reduced for any applicable contingent deferred sales charge. (2) Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

Janus Investment Fund	11

Janus Henderson Mid Cap Value Fund

Statement of Operations (unaudited)

For the period ended December 31, 2021

Investment Income:
Dividends	$25,187,306
Interest	8,488
Other income	115
Foreign tax withheld	(26,463)
Total Investment Income	25,169,446
Expenses:
Advisory fees	6,877,675
12b-1 Distribution and shareholder servicing fees:
Class A Shares	91,431
Class C Shares	50,729
Class R Shares	108,282
Class S Shares	118,347
Transfer agent administrative fees and expenses:
Class D Shares	417,222
Class L Shares	6,310
Class R Shares	54,494
Class S Shares	118,416
Class T Shares	1,247,244
Transfer agent networking and omnibus fees:
Class A Shares	68,613
Class C Shares	4,866
Class I Shares	147,108
Other transfer agent fees and expenses:
Class A Shares	2,131
Class C Shares	262
Class D Shares	58,096
Class I Shares	7,327
Class L Shares	59
Class N Shares	8,624
Class R Shares	576
Class S Shares	1,409
Class T Shares	5,685
Shareholder reports expense	116,550
Registration fees	96,479
Affiliated fund administration fees	35,529
Professional fees	24,154
Non-interested Trustees’ fees and expenses	23,927
Custodian fees	8,009
Other expenses	96,581
Total Expenses	9,796,135
Less: Excess Expense Reimbursement and Waivers	(34,345)
Net Expenses	9,761,790
Net Investment Income/(Loss)	15,407,656
Net Realized Gain/(Loss) on Investments:
Investments	216,343,165
Total Net Realized Gain/(Loss) on Investments	216,343,165
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation	(77,664,527)
Total Change in Unrealized Net Appreciation/Depreciation	(77,664,527)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$154,086,294

See Notes to Financial Statements.

12	DECEMBER 31, 2021

Janus Henderson Mid Cap Value Fund

Statements of Changes in Net Assets

	Period ended December 31, 2021 (unaudited)	Year ended June 30, 2021

Operations:
Net investment income/(loss)	$15,407,656	$28,276,253
Net realized gain/(loss) on investments	216,343,165	188,177,609
Change in unrealized net appreciation/depreciation	(77,664,527)	621,100,759
Net Increase/(Decrease) in Net Assets Resulting from Operations	154,086,294	837,554,621
Dividends and Distributions to Shareholders:
Class A Shares	(7,541,955)	(508,088)
Class C Shares	(1,055,359)	(3,002)
Class D Shares	(84,766,155)	(7,353,558)
Class I Shares	(34,000,388)	(3,848,572)
Class L Shares	(543,653)	(48,715)
Class N Shares	(59,932,912)	(6,040,805)
Class R Shares	(4,657,016)	(189,517)
Class S Shares	(9,329,371)	(579,504)
Class T Shares	(107,882,437)	(9,614,226)
Net Decrease from Dividends and Distributions to Shareholders	(309,709,246)	(28,185,987)
Capital Share Transactions:
Class A Shares	1,379,670	(6,318,904)
Class C Shares	73,962	(9,443,513)
Class D Shares	50,731,170	(65,427,047)
Class I Shares	(48,188,028)	(52,908,647)
Class L Shares	275,390	(644,412)
Class N Shares	53,175,302	(63,331,338)
Class R Shares	2,509,130	(6,643,267)
Class S Shares	(4,468,522)	(28,508,327)
Class T Shares	17,790,702	(179,519,126)
Net Increase/(Decrease) from Capital Share Transactions	73,278,776	(412,744,581)
Net Increase/(Decrease) in Net Assets	(82,344,176)	396,624,053
Net Assets:
Beginning of period	2,858,828,731	2,462,204,678
End of period	$2,776,484,555	$2,858,828,731

See Notes to Financial Statements.

Janus Investment Fund	13

Janus Henderson Mid Cap Value Fund

Financial Highlights

Class A Shares
For a share outstanding during the period ended December 31, 2021 (unaudited) and the year ended June 30	2021	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$18.02	$13.29	$15.33	$16.96	$17.60	$16.56
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.08	0.12	0.13	0.17	0.06	0.11
Net realized and unrealized gain/(loss)	0.87	4.73	(1.82)	0.12	1.20	2.59
Total from Investment Operations	0.95	4.85	(1.69)	0.29	1.26	2.70
Less Dividends and Distributions:
Dividends (from net investment income)	(0.04)	(0.12)	(0.12)	(0.13)	(0.01)	(0.08)
Distributions (from capital gains)	(1.97)	—	(0.23)	(1.79)	(1.89)	(1.58)
Total Dividends and Distributions	(2.01)	(0.12)	(0.35)	(1.92)	(1.90)	(1.66)
Net Asset Value, End of Period	$16.96	$18.02	$13.29	$15.33	$16.96	$17.60
Total Return*	5.54%	36.65%	(11.47)%	3.99%	7.10%	16.76%
Net Assets, End of Period (in thousands)	$70,776	$73,118	$59,211	$74,864	$77,496	$105,784
Average Net Assets for the Period (in thousands)	$71,779	$67,847	$71,147	$75,623	$86,398	$122,128
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.97%	0.97%	1.19%	1.06%	1.15%	0.94%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.97%	0.97%	1.19%	1.05%	1.13%	0.93%
Ratio of Net Investment Income/(Loss)	0.82%	0.76%	0.90%	1.09%	0.36%	0.61%
Portfolio Turnover Rate	29%	46%	37%	42%	41%	53%

Class C Shares
For a share outstanding during the period ended December 31, 2021 (unaudited) and the year ended June 30	2021	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$17.55	$12.93	$14.91	$16.49	$17.26	$16.28
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.01	0.04	0.05	0.07	(0.04)	—(2)
Net realized and unrealized gain/(loss)	0.85	4.58	(1.80)	0.14	1.16	2.56
Total from Investment Operations	0.86	4.62	(1.75)	0.21	1.12	2.56
Less Dividends and Distributions:
Dividends (from net investment income)	—	—(2)	—	—	—	—
Distributions (from capital gains)	(1.97)	—	(0.23)	(1.79)	(1.89)	(1.58)
Total Dividends and Distributions	(1.97)	—	(0.23)	(1.79)	(1.89)	(1.58)
Net Asset Value, End of Period	$16.44	$17.55	$12.93	$14.91	$16.49	$17.26
Total Return*	5.17%	35.76%	(12.02)%	3.40%	6.40%	16.12%
Net Assets, End of Period (in thousands)	$9,943	$10,436	$15,768	$31,418	$58,590	$73,433
Average Net Assets for the Period (in thousands)	$9,939	$12,833	$22,689	$41,945	$67,079	$81,619
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.66%	1.64%	1.78%	1.64%	1.73%	1.51%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.66%	1.64%	1.78%	1.64%	1.73%	1.51%
Ratio of Net Investment Income/(Loss)	0.12%	0.24%	0.32%	0.47%	(0.23)%	0.03%
Portfolio Turnover Rate	29%	46%	37%	42%	41%	53%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Less than $0.005 on a per share basis.

See Notes to Financial Statements.

14	DECEMBER 31, 2021

Janus Henderson Mid Cap Value Fund

Financial Highlights

Class D Shares
For a share outstanding during the period ended December 31, 2021 (unaudited) and the year ended June 30	2021	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$17.67	$13.03	$15.04	$16.70	$17.37	$16.37
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.10	0.17	0.17	0.21	0.12	0.15
Net realized and unrealized gain/(loss)	0.86	4.64	(1.79)	0.11	1.18	2.58
Total from Investment Operations	0.96	4.81	(1.62)	0.32	1.30	2.73
Less Dividends and Distributions:
Dividends (from net investment income)	(0.10)	(0.17)	(0.16)	(0.19)	(0.08)	(0.15)
Distributions (from capital gains)	(1.97)	—	(0.23)	(1.79)	(1.89)	(1.58)
Total Dividends and Distributions	(2.07)	(0.17)	(0.39)	(1.98)	(1.97)	(1.73)
Net Asset Value, End of Period	$16.56	$17.67	$13.03	$15.04	$16.70	$17.37
Total Return*	5.74%	37.11%	(11.24)%	4.27%	7.45%	17.12%
Net Assets, End of Period (in thousands)	$759,869	$752,405	$615,270	$763,597	$822,153	$841,565
Average Net Assets for the Period (in thousands)	$742,598	$680,218	$715,784	$765,452	$843,030	$822,828
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.65%	0.66%	0.89%	0.73%	0.82%	0.62%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.65%	0.66%	0.89%	0.73%	0.82%	0.62%
Ratio of Net Investment Income/(Loss)	1.14%	1.07%	1.18%	1.39%	0.68%	0.90%
Portfolio Turnover Rate	29%	46%	37%	42%	41%	53%

Class I Shares
For a share outstanding during the period ended December 31, 2021 (unaudited) and the year ended June 30	2021	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$17.71	$13.06	$15.07	$16.73	$17.40	$16.39
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.11	0.18	0.18	0.22	0.13	0.16
Net realized and unrealized gain/(loss)	0.86	4.65	(1.79)	0.10	1.17	2.58
Total from Investment Operations	0.97	4.83	(1.61)	0.32	1.30	2.74
Less Dividends and Distributions:
Dividends (from net investment income)	(0.11)	(0.18)	(0.17)	(0.19)	(0.08)	(0.15)
Distributions (from capital gains)	(1.97)	—	(0.23)	(1.79)	(1.89)	(1.58)
Total Dividends and Distributions	(2.08)	(0.18)	(0.40)	(1.98)	(1.97)	(1.73)
Net Asset Value, End of Period	$16.60	$17.71	$13.06	$15.07	$16.73	$17.40
Total Return*	5.75%	37.15%	(11.16)%	4.33%	7.45%	17.16%
Net Assets, End of Period (in thousands)	$295,955	$359,761	$310,803	$364,502	$428,793	$963,098
Average Net Assets for the Period (in thousands)	$337,107	$338,794	$342,719	$386,284	$722,356	$970,761
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.60%	0.62%	0.85%	0.68%	0.77%	0.61%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.60%	0.62%	0.85%	0.68%	0.77%	0.61%
Ratio of Net Investment Income/(Loss)	1.17%	1.13%	1.20%	1.46%	0.71%	0.92%
Portfolio Turnover Rate	29%	46%	37%	42%	41%	53%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	15

Janus Henderson Mid Cap Value Fund

Financial Highlights

Class L Shares
For a share outstanding during the period ended December 31, 2021 (unaudited) and the year ended June 30	2021	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$18.28	$13.47	$15.54	$17.18	$17.82	$16.69
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.10	0.17	0.18	0.22	0.13	0.17
Net realized and unrealized gain/(loss)	0.89	4.81	(1.86)	0.12	1.21	2.69(2)
Total from Investment Operations	0.99	4.98	(1.68)	0.34	1.34	2.86
Less Dividends and Distributions:
Dividends (from net investment income)	(0.10)	(0.17)	(0.16)	(0.19)	(0.09)	(0.15)
Distributions (from capital gains)	(1.97)	—	(0.23)	(1.79)	(1.89)	(1.58)
Total Dividends and Distributions	(2.07)	(0.17)	(0.39)	(1.98)	(1.98)	(1.73)
Net Asset Value, End of Period	$17.20	$18.28	$13.47	$15.54	$17.18	$17.82
Total Return*	5.69%	37.14%	(11.27)%	4.32%	7.47%	17.62%(2)
Net Assets, End of Period (in thousands)	$5,001	$4,995	$4,231	$6,038	$7,129	$8,534
Average Net Assets for the Period (in thousands)	$4,962	$4,679	$5,336	$6,333	$7,889	$9,323
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.83%	0.83%	1.05%	0.88%	0.93%	0.72%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.67%	0.67%	0.89%	0.72%	0.77%	0.57%
Ratio of Net Investment Income/(Loss)	1.13%	1.08%	1.20%	1.41%	0.73%	0.97%
Portfolio Turnover Rate	29%	46%	37%	42%	41%	53%

Class N Shares
For a share outstanding during the period ended December 31, 2021 (unaudited) and the year ended June 30	2021	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$17.62	$12.99	$15.00	$16.66	$17.34	$16.35
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.11	0.19	0.20	0.23	0.13	0.17
Net realized and unrealized gain/(loss)	0.86	4.63	(1.80)	0.11	1.19	2.57
Total from Investment Operations	0.97	4.82	(1.60)	0.34	1.32	2.74
Less Dividends and Distributions:
Dividends (from net investment income)	(0.13)	(0.19)	(0.18)	(0.21)	(0.11)	(0.17)
Distributions (from capital gains)	(1.97)	—	(0.23)	(1.79)	(1.89)	(1.58)
Total Dividends and Distributions	(2.10)	(0.19)	(0.41)	(2.00)	(2.00)	(1.75)
Net Asset Value, End of Period	$16.49	$17.62	$12.99	$15.00	$16.66	$17.34
Total Return*	5.78%	37.34%	(11.14)%	4.47%	7.56%	17.25%
Net Assets, End of Period (in thousands)	$528,935	$506,429	$422,894	$619,969	$642,746	$119,228
Average Net Assets for the Period (in thousands)	$507,828	$483,187	$595,473	$617,269	$349,395	$95,327
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.52%	0.52%	0.75%	0.59%	0.72%	0.48%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.52%	0.52%	0.75%	0.59%	0.72%	0.48%
Ratio of Net Investment Income/(Loss)	1.28%	1.24%	1.36%	1.54%	0.81%	0.99%
Portfolio Turnover Rate	29%	46%	37%	42%	41%	53%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2)  The Net realized and unrealized gain/(loss) per share included an out of period adjustment posted during the year. The impact of the out of period adjustment increased the per share amount by $0.07. The impact of the out of period adjustment to the Total Return was 0.46%.

See Notes to Financial Statements.

16	DECEMBER 31, 2021

Janus Henderson Mid Cap Value Fund

Financial Highlights

Class R Shares
For a share outstanding during the period ended December 31, 2021 (unaudited) and the year ended June 30	2021	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$17.70	$13.04	$15.06	$16.68	$17.38	$16.38
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.05	0.08	0.09	0.12	0.01	0.05
Net realized and unrealized gain/(loss)	0.85	4.65	(1.82)	0.13	1.18	2.57
Total from Investment Operations	0.90	4.73	(1.73)	0.25	1.19	2.62
Less Dividends and Distributions:
Dividends (from net investment income)	—	(0.07)	(0.06)	(0.08)	—	(0.04)
Distributions (from capital gains)	(1.97)	—	(0.23)	(1.79)	(1.89)	(1.58)
Total Dividends and Distributions	(1.97)	(0.07)	(0.29)	(1.87)	(1.89)	(1.62)
Net Asset Value, End of Period	$16.63	$17.70	$13.04	$15.06	$16.68	$17.38
Total Return*	5.35%	36.38%	(11.83)%	3.70%	6.78%	16.40%
Net Assets, End of Period (in thousands)	$43,992	$43,893	$38,246	$55,536	$62,802	$71,118
Average Net Assets for the Period (in thousands)	$42,760	$41,183	$48,448	$57,426	$67,666	$74,119
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.28%	1.26%	1.50%	1.34%	1.42%	1.22%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.28%	1.26%	1.50%	1.34%	1.42%	1.22%
Ratio of Net Investment Income/(Loss)	0.51%	0.49%	0.59%	0.79%	0.09%	0.31%
Portfolio Turnover Rate	29%	46%	37%	42%	41%	53%

Class S Shares
For a share outstanding during the period ended December 31, 2021 (unaudited) and the year ended June 30	2021	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$18.03	$13.28	$15.33	$16.90	$17.56	$16.54
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.07	0.11	0.12	0.17	0.06	0.10
Net realized and unrealized gain/(loss)	0.88	4.74	(1.83)	0.12	1.19	2.59
Total from Investment Operations	0.95	4.85	(1.71)	0.29	1.25	2.69
Less Dividends and Distributions:
Dividends (from net investment income)	(0.03)	(0.10)	(0.11)	(0.07)	(0.02)	(0.09)
Distributions (from capital gains)	(1.97)	—	(0.23)	(1.79)	(1.89)	(1.58)
Total Dividends and Distributions	(2.00)	(0.10)	(0.34)	(1.86)	(1.91)	(1.67)
Net Asset Value, End of Period	$16.98	$18.03	$13.28	$15.33	$16.90	$17.56
Total Return*	5.53%	36.67%	(11.58)%	3.93%	7.07%	16.69%
Net Assets, End of Period (in thousands)	$88,555	$97,606	$99,159	$110,404	$198,132	$200,812
Average Net Assets for the Period (in thousands)	$92,995	$91,479	$107,902	$148,179	$209,016	$196,518
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.02%	1.02%	1.25%	1.09%	1.18%	0.98%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.02%	1.02%	1.25%	1.09%	1.18%	0.97%
Ratio of Net Investment Income/(Loss)	0.76%	0.72%	0.79%	1.07%	0.33%	0.56%
Portfolio Turnover Rate	29%	46%	37%	42%	41%	53%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	17

Janus Henderson Mid Cap Value Fund

Financial Highlights

Class T Shares
For a share outstanding during the period ended December 31, 2021 (unaudited) and the year ended June 30	2021	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$17.79	$13.12	$15.14	$16.78	$17.45	$16.44
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.09	0.16	0.16	0.20	0.10	0.14
Net realized and unrealized gain/(loss)	0.86	4.66	(1.80)	0.12	1.18	2.58
Total from Investment Operations	0.95	4.82	(1.64)	0.32	1.28	2.72
Less Dividends and Distributions:
Dividends (from net investment income)	(0.08)	(0.15)	(0.15)	(0.17)	(0.06)	(0.13)
Distributions (from capital gains)	(1.97)	—	(0.23)	(1.79)	(1.89)	(1.58)
Total Dividends and Distributions	(2.05)	(0.15)	(0.38)	(1.96)	(1.95)	(1.71)
Net Asset Value, End of Period	$16.69	$17.79	$13.12	$15.14	$16.78	$17.45
Total Return*	5.63%	36.95%	(11.31)%	4.22%	7.31%	17.00%
Net Assets, End of Period (in thousands)	$973,458	$1,010,187	$896,622	$1,204,382	$1,431,431	$1,619,550
Average Net Assets for the Period (in thousands)	$979,056	$971,268	$1,089,574	$1,281,003	$1,566,628	$1,709,661
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.77%	0.77%	0.99%	0.84%	0.92%	0.72%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.76%	0.76%	0.99%	0.83%	0.91%	0.71%
Ratio of Net Investment Income/(Loss)	1.02%	1.00%	1.09%	1.30%	0.58%	0.82%
Portfolio Turnover Rate	29%	46%	37%	42%	41%	53%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

18	DECEMBER 31, 2021

Janus Henderson Mid Cap Value Fund

Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

Janus Henderson Mid Cap Value Fund (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 41 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks capital appreciation. The Fund is classified as diversified, as defined in the 1940 Act. Janus Henderson Investors US LLC (formerly Janus Capital Management LLC) is the investment adviser (the “Adviser”) to the Fund.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares.

Shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with United States of America generally accepted accounting principles ("US GAAP")).

Class A Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class C Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, and bank trust platforms.

Class C Shares are closed to investments by new employer-sponsored retirement plans and existing employer-sponsored retirement plans are no longer able to make additional purchases or exchanges into Class C Shares.

The Funds currently implement an automatic conversion feature pursuant to which Class C Shares that have been held for eight years are automatically converted to Class A Shares without the imposition of any sales charge, fee or other charge. The conversion will generally occur no later than ten business days in the month following the month of the eighth anniversary of the date of purchase. Class C Shares purchased through the reinvestment of dividends and other distributions on Class C Shares will convert to Class A Shares at the same time as the original Class C Shares with respect to which they were purchased. For Class C Shares held in omnibus accounts on intermediary platforms, the Fund will rely on these intermediaries to implement this conversion feature. Your financial intermediary may have separate policies and procedures as to when and how Class C Shares may be converted to Class A Shares. Please contact your financial intermediary for additional information.

Effective July 6, 2020, Class D Shares are available to new investors, subject to any closed fund policies for a Fund, as applicable. Previously, Class D Shares were only available to investors who already had a direct account with the Janus Henderson funds; immediate family members or members of the same household of an eligible individual investor; and existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus Henderson funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments, who established Class I Share accounts before August 4, 2017.

Class L Shares are designed for pension and profit-sharing plans, employee benefit trusts, endowments, foundations and corporations, as well as high net worth individuals and financial intermediaries who are willing to maintain a minimum account balance of $250,000.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of: 1) certain adviser-assisted, employer-sponsored retirement plans, including 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and certain welfare benefit

Janus Investment Fund	19

Janus Henderson Mid Cap Value Fund

Notes to Financial Statements (unaudited)

plans, such as health savings accounts, and nonqualified deferred compensation plans; and 2) retail investors purchasing in qualified or nonqualified accounts, whose accounts are held through an omnibus account at their financial intermediary, and where the financial intermediary requires no payment or reimbursement from the Fund, the Adviser, or its affiliates. Class N Shares are also available to Janus Henderson proprietary products and to certain direct institutional investors approved by Janus Distributors US LLC dba Janus Henderson Distributors (formerly Janus Distributors LLC) (the “Distributor”) including, but not limited to, corporations, certain retirement plans, public plans, and foundations and endowments, subject to minimum investment requirements.

Class R Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with the Adviser or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with the Adviser or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with US GAAP.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

20	DECEMBER 31, 2021

Janus Henderson Mid Cap Value Fund

Notes to Financial Statements (unaudited)

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of December 31, 2021 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income is recorded daily on the accrual basis and includes amortization of premiums and accretion of discounts. The Fund classifies gains and losses on prepayments received as an adjustment to interest income. Debt securities may be placed in non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivables when collection of all or a portion of interest has become doubtful. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and

Janus Investment Fund	21

Janus Henderson Mid Cap Value Fund

Notes to Financial Statements (unaudited)

would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

The Fund generally declares and distributes dividends of net investment income and realized capital gains (if any) annually. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or a Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Fund's equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Other Investments and Strategies

Additional Investment Risk

In response to the COVID-19 pandemic, the U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets, including reducing interest rates to record-low levels. Extremely low or negative interest rates may become more prevalent or may not work as intended. As there is little precedent for this situation, the impact on various markets that interest rate or other significant policy changes may have is unknown. The withdrawal of this support, a failure of measures put in place in response to such economic uncertainty, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation.

Widespread disease, including pandemics and epidemics, and natural or environmental disasters, including those which may be attributable to global climate change, such as earthquakes, fires, floods, hurricanes, tsunamis and weather-related phenomena generally, have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a Fund’s investments. Economies and financial markets throughout

22	DECEMBER 31, 2021

Janus Henderson Mid Cap Value Fund

Notes to Financial Statements (unaudited)

the world have become increasingly interconnected, which increases the likelihood that events or conditions in one region or country will adversely affect markets or issuers in other regions or countries, including the United States. These disruptions could prevent a Fund from executing advantageous investment decisions in a timely manner and negatively impact a Fund’s ability to achieve its investment objective(s). Any such event(s) could have a significant adverse impact on the value of a Fund. In addition, these disruptions could also impair the information technology and other operational systems upon which the Fund’s service providers, including the Adviser or the subadviser (as applicable), rely, and could otherwise disrupt the ability of employees of the Fund’s service providers to perform essential tasks on behalf of the Fund. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance and reinsurance companies that insure or reinsure against the impact of natural disasters.

A number of countries in the European Union (the “EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen, or spread further within the EU. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Among other things, these developments have adversely affected the value and exchange rate of the euro and pound sterling, and may continue to significantly affect the economies of all EU countries, which in turn may have a material adverse effect on the Fund’s investments in such countries, other countries that depend on EU countries for significant amounts of trade or investment, or issuers with exposure to debt issued by certain EU countries.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the "Offsetting Assets and Liabilities" section of this Note for further details.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that the Adviser believes to be creditworthy at the time of the transaction. There is always the risk that the Adviser’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Janus Investment Fund	23

Janus Henderson Mid Cap Value Fund

Notes to Financial Statements (unaudited)

Offsetting Assets and Liabilities

The Fund presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

The following table presents gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see the Fund's Schedule of Investments.

Offsetting of Financial Assets and Derivative Assets

	Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Assets	or Liability(a)	Pledged(b)	Net Amount

ING Financial Markets LLC	$12,200,000	$—	$(12,200,00)	$—
Royal Bank of Canada, NY Branch	40,000,000	—	(40,000,00)	—

Total	$52,200,000	$—	$(52,200,00)	$—
(a)

Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

All repurchase agreements are transacted under legally enforceable master repurchase agreements that give the Fund, in the event of default by the counterparty, the right to liquidate securities held and to offset receivables and payables with the counterparty. For financial reporting purposes, the Fund does not offset financial instruments' payables and receivables and related collateral on the Statement of Assets and Liabilities. Repurchase agreements held by the Fund are fully collateralized, and such collateral is in the possession of the Fund’s custodian or, for tri-party agreements, the custodian designated by the agreement. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest.

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Repurchase Agreements

The Fund and other funds advised by the Adviser or its affiliates may transfer daily uninvested cash balances into one or more joint trading accounts. Assets in the joint trading accounts are invested in money market instruments and the proceeds are allocated to the participating funds on a pro rata basis.

Repurchase agreements held by the Fund are fully collateralized, and such collateral is in the possession of the Fund’s custodian or, for tri-party agreements, the custodian designated by the agreement. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

3. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays the Adviser an investment advisory fee rate that may adjust up or down based on the Fund’s performance relative to its benchmark index.

24	DECEMBER 31, 2021

Janus Henderson Mid Cap Value Fund

Notes to Financial Statements (unaudited)

The investment advisory fee rate paid to the Adviser by the Fund consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Fund’s average daily net assets during the previous month (the “Base Fee Rate”), plus or minus (2) a performance-fee adjustment (the “Performance Adjustment”) calculated by applying a variable rate of up to 0.15% (positive or negative) to the Fund’s average daily net assets based on the Fund’s relative performance compared to the cumulative investment record of its benchmark index over a 36-month performance measurement period or shorter time period, as applicable. The investment advisory fee rate is calculated daily and paid monthly.

The investment performance of the Fund’s Class A Shares (waiving the upfront sales load) for the performance measurement period is used to calculate the Performance Adjustment. The Fund’s Base Fee Rate prior to any performance adjustment (expressed as an annual rate) is 0.64%, and the Fund’s benchmark index used in the calculation is the Russell Midcap® Value Index.

No Performance Adjustment is applied unless the difference between the Fund’s investment performance and the cumulative investment record of the Fund’s benchmark index is 0.50% or greater (positive or negative) during the applicable performance measurement period. The Base Fee Rate is subject to an upward or downward Performance Adjustment for every full 0.50% increment by which the Fund outperforms or underperforms its benchmark index, up to the Fund’s full performance rate of ±4.00%. Because the Performance Adjustment is tied to a Fund’s relative performance compared to its benchmark index (and not its absolute performance), the Performance Adjustment could increase the Adviser’s fee even if the Fund’s Shares lose value during the performance measurement period and could decrease the Adviser’s fee even if the Fund’s Shares increase in value during the performance measurement period. For purposes of computing the Base Fee Rate and the Performance Adjustment, net assets are averaged over different periods (average daily net assets during the previous month for the Base Fee Rate, versus average daily net assets during the performance measurement period for the Performance Adjustment). Performance of the Fund is calculated net of expenses whereas the Fund’s benchmark index does not have any fees or expenses. Reinvestment of dividends and distributions is included in calculating both the performance of a Fund and the Fund’s benchmark index.

The Fund’s prospectuses and statement(s) of additional information contain additional information about performance-based fees. The amount shown as advisory fees on the Statement of Operations reflects the Base Fee Rate plus/minus any Performance Adjustment. For the period ended December 31, 2021, the performance adjusted investment advisory fee rate before any waivers and/or reimbursements of expenses is 0.49%.

The Adviser has contractually agreed to waive the investment advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s total annual fund operating expenses, including the investment advisory fee, but excluding the fees payable pursuant to a Rule 12b-1 plan, shareholder servicing fees, such as transfer agency fees (including out-of-pocket costs), administrative services fees and any networking/omnibus payable by any share class, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.83% of the Fund’s average daily net assets. The Adviser has agreed to continue the waivers for at least a one-year period commencing October 28, 2021. If applicable, amounts waived and/or reimbursed to the Fund by the Adviser are disclosed as “Excess Expense Reimbursement and Waivers” on the Statement of Operations.

Janus Henderson Services US LLC (formerly Janus Services LLC) (the “Transfer Agent”), a wholly-owned subsidiary of the Adviser, is the Fund’s transfer agent. In addition, the Transfer Agent provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund. The Transfer Agent is not compensated for its services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to the Transfer Agent, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between the Transfer Agent and the Fund, the Transfer Agent may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. The Adviser and its affiliates benefit from an increase in assets that may result from such relationships. The Funds’ Trustees have set limits on fees that the Funds may incur with respect to administrative fees paid for omnibus or networked accounts. Such limits are subject to

Janus Investment Fund	25

Janus Henderson Mid Cap Value Fund

Notes to Financial Statements (unaudited)

change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Fund pays an annual administrative services fee based on the average daily net assets of Class D Shares for shareholder services provided by the Transfer Agent, as detailed below.

Average Daily Net Assets of Class D Shares of the Janus Henderson funds	Administrative Services Fee
Under $40 billion	0.12%
$40 billion – $49.9 billion	0.10%
Over $49.9 billion	0.08%

The Fund’s actual Class D administrative fee rate was 0.11% for the reporting period.

The Transfer Agent provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

The Transfer Agent receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class R Shares, Class S Shares, and Class T Shares for providing or procuring administrative services to investors in Class R Shares, Class S Shares, and Class T Shares of the Fund. The Transfer Agent expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. The Transfer Agent or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class R Shares, Class S Shares, and Class T Shares of the Fund. The Transfer Agent may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class R Shares, Class S Shares, and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

The Transfer Agent receives an administrative fee based on the average daily net assets Class L Shares of the Fund based on the average proportion of the Fund’s total net assets sold directly and the average proportion of the Fund’s net assets sold through financial intermediaries on a monthly basis. The asset-weighted fee is calculated by applying a blended annual fee rate of 0.12% on average net assets for the proportion of assets sold directly and 0.25% on average net assets for the proportion of assets sold through financial intermediaries. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations. The Transfer Agent has agreed to waive all or a portion of this fee. Such waiver is voluntary and could change or be terminated at any time at the discretion of the Transfer Agent or the Adviser without prior notification to shareholders. Removal of this fee waiver may have a significant impact on Class L Shares’ total expense ratio. If applicable, amounts waived to the Fund by the Adviser are disclosed as “Excess Expense Reimbursement and Waivers” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with the Adviser. For all share classes, the Transfer Agent also seeks reimbursement for costs it incurs as transfer agent and for providing servicing.

The Transfer Agent is compensated for its services related to the Fund’s Class D Shares. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, the Distributor, a wholly-owned subsidiary of the Adviser, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets, of up to 0.50% of the Class R Shares’ average daily net assets, and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to the Distributor for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the

26	DECEMBER 31, 2021

Janus Henderson Mid Cap Value Fund

Notes to Financial Statements (unaudited)

Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution and shareholder servicing fees” in the Statement of Operations.

The Adviser serves as administrator to the Fund pursuant to an administration agreement between the Adviser and the Trust. Under the administration agreement, the Adviser is obligated to provide or arrange for the provision of certain administration, compliance, and accounting services to the Fund, including providing office space for the Fund, and is reimbursed by the Fund for certain of its costs in providing these services (to the extent the Adviser seeks reimbursement and such costs are not otherwise waived). In addition, employees of the Adviser and/or its affiliates may serve as officers of the Trust. The Fund pays for some or all of the salaries, fees, and expenses of the Adviser employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by the Adviser, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services the Adviser (or any subadvisor, as applicable) provides to the Fund. These amounts are disclosed as “Affiliated fund administration fees” on the Statement of Operations. In addition, some expenses related to compensation payable to the Fund’s Chief Compliance Officer and certain compliance staff, all of whom are employees of the Adviser and/or its affiliates, are shared with the Fund. Total compensation of $192,161 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the period ended December 31, 2021. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of December 31, 2021 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Total distributable earnings (loss)” on the Statement of Assets and Liabilities. Deferred compensation expenses for the period ended December 31, 2021 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $204,400 were paid by the Trust to the Trustees under the Deferred Plan during the period ended December 31, 2021.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Henderson Distributors and financial intermediaries. During the period ended December 31, 2021, Janus Henderson Distributors retained upfront sales charges of $2,531.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to Janus Henderson Distributors during the period ended December 31, 2021.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the period ended December 31, 2021, redeeming shareholders of Class C Shares paid CDSCs of $43.

The Fund is permitted to purchase or sell securities (“cross-trade”) between itself and other funds or accounts managed by the Adviser in accordance with Rule 17a-7 under the Investment Company Act of 1940 (“Rule 17a-7”), when the transaction is consistent with the investment objectives and policies of the Fund and in accordance with the Internal

Janus Investment Fund	27

Janus Henderson Mid Cap Value Fund

Notes to Financial Statements (unaudited)

Cross Trade Procedures adopted by the Trust’s Board of Trustees. These procedures have been designed to ensure that any cross-trade of securities by the Fund from or to another fund or account that is or could be considered an affiliate of the Fund under certain limited circumstances by virtue of having a common investment adviser, common Officer, or common Trustee complies with Rule 17a-7. Under these procedures, each cross-trade is effected at the current market price to save costs where allowed. During the period ended December 31, 2021, the Fund engaged in cross trades amounting to $1,650,742 in purchases and $992,252 in sales, resulting in a net realized gain of $179,267. The net realized gain is included within the “Net Realized Gain/(Loss) on Investments” section of the Fund’s Statement of Operations.

4. Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from US GAAP. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers.

The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2021 are noted below. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 1,993,303,583	$ 808,105,968	$(30,649,832)	$ 777,456,136

28	DECEMBER 31, 2021

Janus Henderson Mid Cap Value Fund

Notes to Financial Statements (unaudited)

5. Capital Share Transactions

	Period ended December 31, 2021		Year ended June 30, 2021
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	245,160	$ 4,339,585	914,433	$ 14,312,575
Reinvested dividends and distributions	383,641	6,349,261	25,855	405,408
Shares repurchased	(513,489)	(9,309,176)	(1,339,171)	(21,036,887)
Net Increase/(Decrease)	115,312	$ 1,379,670	(398,883)	$ (6,318,904)
Class C Shares:
Shares sold	37,593	$ 650,838	88,738	$ 1,377,369
Reinvested dividends and distributions	62,797	1,007,261	190	2,911
Shares repurchased	(90,253)	(1,584,137)	(714,010)	(10,823,793)
Net Increase/(Decrease)	10,137	$ 73,962	(625,082)	$ (9,443,513)
Class D Shares:
Shares sold	574,523	$ 10,193,362	2,934,366	$ 49,582,875
Reinvested dividends and distributions	5,123,025	82,736,860	467,826	7,181,129
Shares repurchased	(2,380,830)	(42,199,052)	(8,040,617)	(122,191,051)
Net Increase/(Decrease)	3,316,718	$ 50,731,170	(4,638,425)	$ (65,427,047)
Class I Shares:
Shares sold	1,363,911	$ 23,892,062	3,917,206	$ 61,140,888
Reinvested dividends and distributions	1,976,237	31,995,274	233,943	3,598,047
Shares repurchased	(5,821,962)	(104,075,364)	(7,638,969)	(117,647,582)
Net Increase/(Decrease)	(2,481,814)	$(48,188,028)	(3,487,820)	$ (52,908,647)
Class L Shares:
Shares sold	260	$ 4,505	1,982	$ 34,914
Reinvested dividends and distributions	32,048	537,763	3,025	48,009
Shares repurchased	(14,783)	(266,878)	(45,799)	(727,335)
Net Increase/(Decrease)	17,525	$ 275,390	(40,792)	$ (644,412)
Class N Shares:
Shares sold	2,262,642	$ 39,737,033	4,917,180	$ 73,907,552
Reinvested dividends and distributions	3,468,019	55,800,430	373,511	5,710,977
Shares repurchased	(2,396,872)	(42,362,161)	(9,096,876)	(142,949,867)
Net Increase/(Decrease)	3,333,789	$ 53,175,302	(3,806,185)	$ (63,331,338)
Class R Shares:
Shares sold	173,599	$ 3,076,673	440,536	$ 6,832,838
Reinvested dividends and distributions	286,109	4,643,550	12,116	186,831
Shares repurchased	(294,882)	(5,211,093)	(904,025)	(13,662,936)
Net Increase/(Decrease)	164,826	$ 2,509,130	(451,373)	$ (6,643,267)
Class S Shares:
Shares sold	300,185	$ 5,454,822	1,193,408	$ 19,635,165
Reinvested dividends and distributions	563,353	9,329,121	36,903	579,012
Shares repurchased	(1,061,127)	(19,252,465)	(3,281,247)	(48,722,504)
Net Increase/(Decrease)	(197,589)	$ (4,468,522)	(2,050,936)	$ (28,508,327)
Class T Shares:
Shares sold	937,128	$ 16,668,199	4,080,100	$ 62,957,326
Reinvested dividends and distributions	6,561,448	106,885,982	616,223	9,526,809
Shares repurchased	(5,971,473)	(105,763,479)	(16,267,356)	(252,003,261)
Net Increase/(Decrease)	1,527,103	$ 17,790,702	(11,571,033)	$(179,519,126)

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Janus Henderson Mid Cap Value Fund

Notes to Financial Statements (unaudited)

6. Purchases and Sales of Investment Securities

For the period ended December 31, 2021, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$777,955,714	$ 986,448,363	$ -	$ -

7. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to December 31, 2021 and through the date of issuance of the Fund's financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

30	DECEMBER 31, 2021

Janus Henderson Mid Cap Value Fund

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC as an exhibit to Form N-PORT within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to shareholders. The Fund’s Form N-PORT filings and annual and semiannual reports: (i) are available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free) (or 1-800-525-3713 if you hold Class D shares). Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag under Full Holdings for the Fund at janushenderson.com/info (or janushenderson.com/reports if you hold Class D Shares).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each portfolio of Janus Aspen Series (each, a “VIT Portfolio,” and collectively, the “VIT Portfolios”), as well as each fund of Janus Investment Fund (each, a “Fund,” and collectively, the “Funds” and together with the VIT Portfolios, the “Janus Henderson Funds,” and each, a “Janus Henderson Fund”). As required by law, the Trustees determine annually whether to continue the investment advisory agreement for each Janus Henderson Fund and the subadvisory agreement for each Janus Henderson Fund that utilizes a subadviser.

In connection with their most recent consideration of those agreements for each Janus Henderson Fund, the Trustees received and reviewed information provided by Janus Henderson Investors US LLC (formerly, Janus Capital Management LLC) (the “Adviser”) and the subadviser in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At meetings held on November 3-4, 2021 and December 7-8, 2021, the Trustees’ evaluated the information provided by the Adviser, the subadviser, and the independent fee consultant, as well as other information addressed during the year. Following such evaluation, the Trustees determined that the overall arrangements between each Janus Henderson Fund and the Adviser and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by the Adviser, its affiliates and the subadviser, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment and unanimously approved the continuation of the investment advisory agreement for each Janus Henderson Fund and the subadvisory agreement for each subadvised Janus Henderson Fund, for the period from February 1, 2022 through February 1, 2023, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and, for the purpose of peer comparisons any administration fees (excluding out of pocket costs), net of any waivers, paid by a fund as a percentage of average net assets.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by the Adviser and the subadviser to the Janus Henderson Funds, taking into account the investment objective, strategies and policies of each Janus Henderson

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Janus Henderson Mid Cap Value Fund

Additional Information (unaudited)

Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Janus Henderson Funds. In addition, the Trustees reviewed the resources and key personnel of the Adviser and the subadviser, particularly noting those employees who provide investment and risk management services to the Janus Henderson Funds. The Trustees also considered other services provided to the Janus Henderson Funds by the Adviser or the subadviser, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered the Adviser’s role as administrator to the Janus Henderson Funds, noting that the Adviser generally does not receive a fee for its services as administrator, but is reimbursed for its out-of-pocket costs. The Trustees considered the role of the Adviser in monitoring adherence to the Janus Henderson Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Janus Henderson Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that the Adviser provides a number of different services for the Janus Henderson Funds and fund shareholders, ranging from investment management services to various other servicing functions, and that, in its view, the Adviser is a capable provider of those services. The independent fee consultant also provided its belief that the Adviser has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by the Adviser and the subadviser to each Janus Henderson Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Janus Henderson Funds whose performance lagged that of their peers for certain periods, the Janus Henderson Funds were likely to benefit from the continued provision of those services. They also concluded that the Adviser and the subadviser had sufficient personnel, with the appropriate education and experience, to serve the Janus Henderson Funds effectively and each had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Janus Henderson Fund over various time periods. They noted that they considered Janus Henderson Fund performance data throughout the year, including periodic meetings with each Janus Henderson Fund’s portfolio manager(s), and also reviewed information comparing each Janus Henderson Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Janus Henderson Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Janus Henderson Funds’ performance has been reasonable: for the 36 months ended September 30, 2021, approximately 55% of the Janus Henderson Funds were in the top two quartiles of performance versus Broadridge peers, and for the 12 months ended September 30, 2021, approximately 45% of the Janus Henderson Funds were in the top two quartiles of performance versus Broadridge peers.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance and that the performance trend was improving

32	DECEMBER 31, 2021

Janus Henderson Mid Cap Value Fund

Additional Information (unaudited)

Fixed-Income Funds

• For Janus Henderson Absolute Return Income Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Developed World Bond Fund, the Trustees noted the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Global Bond Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson High-Yield Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2021 and the second Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Short Duration Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2021 and the second Broadridge quartile for the 12 months ended May 31, 2021.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2021 and the second Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson European Focus Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the

Janus Investment Fund	33

Janus Henderson Mid Cap Value Fund

Additional Information (unaudited)

Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Global Select Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Global Technology and Innovation Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson International Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s performance was in bottom Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Forty Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021.

34	DECEMBER 31, 2021

Janus Henderson Mid Cap Value Fund

Additional Information (unaudited)

• For Janus Henderson Growth and Income Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, and the steps the Adviser had taken or was taking to improve performance.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser and subadviser had taken or were taking to improve performance.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser and subadviser had taken or were taking to improve performance.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser and subadviser had taken or were taking to improve performance.

U.S. Equity Funds

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Small-Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps the Adviser had taken or was taking to improve performance.

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Janus Henderson Mid Cap Value Fund

Additional Information (unaudited)

In consideration of each Janus Henderson Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Janus Henderson Fund’s performance warranted continuation of such Janus Henderson Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Janus Henderson Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management fees (investment advisory fees and any administration fees but excluding out-of-pocket costs) for many of the Janus Henderson Funds, after applicable waivers, was below the average management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by the Adviser out of its management fees collected from such Janus Henderson Fund.

The independent fee consultant provided its belief that the management fees charged by the Adviser to each of the Janus Henderson Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by the Adviser. The independent fee consultant found: (1) the total expenses and management fees of the Janus Henderson Funds to be reasonable relative to other comparable mutual funds; (2) the total expenses, on average, were 8% under the average total expenses of the respective Broadridge Expense Group peers; and (3) and the management fees for the Janus Henderson Funds, on average, were 6% under the average management fees for the respective Broadridge Expense Group. The Trustees also considered the total expenses for each share class of each Janus Henderson Fund compared to the average total expenses for its Broadridge Expense Group and to average total expenses for its Broadridge Expense Universe.

For certain Janus Henderson Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses which assessed fund fees in the context of fund performance being delivered. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Janus Henderson Funds was reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and/or expense waivers on such Janus Henderson Funds.

The Trustees considered the methodology used by the Adviser and subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by the Adviser and subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by the Adviser or subadviser (for which the Adviser or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Janus Henderson Funds having a similar strategy, the Trustees considered that the Adviser noted that, under the terms of the management agreements with the Janus Henderson Funds, the Adviser performs significant additional services for the Janus Henderson Funds that it does not provide to those other clients, including administration services, oversight of the Janus Henderson Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Janus Henderson Funds, the Adviser assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, the Trustees noted that the independent fee consultant found that: (1) the management fees the Adviser charges to the Janus Henderson Funds are reasonable in relation to the management fees the Adviser charges to funds subadvised by the Adviser and to the fees the Adviser charges to its institutional separate account clients; (2) these subadvised and institutional separate accounts have different service and infrastructure needs and operate in markets very distinct relative to retail funds; (3) Janus Henderson mutual fund investors enjoy reasonable fees relative to the fees charged to Janus Henderson subadvised fund and separate account investors; and (4) as part of its 2020 review, 9 of 10 Janus Henderson Funds have lower management fees than similar funds subadvised by the Adviser.

The Trustees considered the fees for each Janus Henderson Fund for its fiscal year ended in 2020, including the VIT Portfolios, and noted the following with regard to each VIT Portfolio’s total expenses, net of applicable fee waivers (the VIT Portfolio’s “total expenses”):

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Janus Henderson Mid Cap Value Fund

Additional Information (unaudited)

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

Fixed-Income Funds

• For Janus Henderson Absolute Return Income Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Developed World Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short Duration Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson European Focus Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Janus Investment Fund	37

Janus Henderson Mid Cap Value Fund

Additional Information (unaudited)

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Global Real Estate Fund, the Trustees noted, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Sustainable Equity Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Global Technology and Innovation Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson International Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Overseas Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has voluntarily agreed to limit the Fund’s expenses to assist the Fund in attempting to maintain a yield of at least 0.00%.

• For Janus Henderson Money Market Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has agreed to limit the Fund’s expenses to assist the Fund in attempting to maintain a yield of at least 0.00%.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that, that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that, that the Fund’s total expenses were below the peer group average for all share classes.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser had contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted

38	DECEMBER 31, 2021

Janus Henderson Mid Cap Value Fund

Additional Information (unaudited)

that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Research Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

U.S. Equity Funds

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Small-Mid Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

The Trustees reviewed information on the overall profitability to the Adviser and its affiliates from their relationships with the Janus Henderson Funds, and considered profitability data of other publicly traded mutual fund advisers. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by

Janus Investment Fund	39

Janus Henderson Mid Cap Value Fund

Additional Information (unaudited)

numerous factors, including the organizational structure of the particular fund manager, differences in complex size, difference in product mix, difference in types of business (mutual fund, institutional and other), differences in the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses and the fund manager’s capital structure and cost of capital.

Additionally, the Trustees considered the estimated profitability to the Adviser from the investment management services it provided to each Janus Henderson Fund. In their review, the Trustees considered whether the Adviser and subadviser receive adequate incentives and resources to manage the Janus Henderson Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Janus Henderson Fund is necessarily a product of the allocation methodology utilized by the Adviser to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant found that (1) the expense allocation methodology and rationales utilized by the Adviser were reasonable and (2) no clear correlation exists between expense allocations and operating margins. The Trustees also considered that the estimated profitability for an individual Janus Henderson Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Janus Henderson Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that the Adviser’s estimated profitability with respect to each Janus Henderson Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Janus Henderson Funds was not a material factor in the Board’s approval of the reasonableness of any Janus Henderson Fund’s investment management fees.

The Trustees concluded that the management fees payable by each Janus Henderson Fund to the Adviser and its affiliates, as well as the fees paid by the Adviser to the subadviser of subadvised Janus Henderson Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees the Adviser and the subadviser charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Janus Henderson Funds. The Trustees also concluded that each Janus Henderson Fund’s total expenses were reasonable, taking into account the size of the Janus Henderson Fund, the quality of services provided by the Adviser and subadviser, the investment performance of the Janus Henderson Fund, and any expense limitations agreed to or provided by the Adviser.

Economies of Scale

The Trustees considered information about the potential for the Adviser to realize economies of scale as the assets of the Janus Henderson Funds increase. They noted that their independent fee consultant published a report to the Trustees in November 2019 which provided its research and analysis into economies of scale. They also noted that, although many Janus Henderson Funds pay advisory fees at a fixed base rate as a percentage of net assets, without any breakpoints or performance fees, their independent fee consultant concluded that 75% of these Janus Henderson Funds’ have contractual management fees (gross of waivers) below their Broadridge Expense Group averages. The Trustees also noted the following: (1) that for those Janus Henderson Funds whose expenses are being reduced by the contractual expense limitations of the Adviser, the Adviser is subsidizing certain of these Janus Henderson Funds because they have not reached adequate scale; (2) performance fee structures have been implemented for various Janus Henderson Funds that have caused the effective rate of advisory fees payable by such Janus Henderson Fund to vary depending on the investment performance of the Janus Henderson Fund relative to its benchmark index over the measurement period; and (3) a few Janus Henderson Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Janus Henderson Funds share directly in economies of scale through the significant investments made by the Adviser and its affiliates related to services provided to the Funds and the lower charges of third-party service providers that are based in part on the combined scale of all of the Janus Henderson Funds.

The Trustees also considered the independent fee consultant’s conclusion that, given the limitations of various analytical approaches to economies of scale and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus Henderson complex. In this regard, the independent consultant concluded that (1) to the extent there were economies of scale at the Adviser, the Adviser’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Janus Henderson Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Janus Henderson Funds, the Adviser appeared to be investing to increase the likelihood that these Janus

40	DECEMBER 31, 2021

Janus Henderson Mid Cap Value Fund

Additional Information (unaudited)

Henderson Funds will grow to a level to achieve any economies of scale that may exist. Further, the independent fee consultant provided its belief that Janus Henderson Fund investors are well-served by the fee levels and performance fee structures in place on the Janus Henderson Funds in light of any economies of scale that may be present at the Adviser.

Based on all of the information reviewed, including the recent and past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Janus Henderson Fund was reasonable and that the current rates of fees do reflect a sharing between the Adviser and the Janus Henderson Fund of any economies of scale that may be present at the current asset level of the Janus Henderson Fund.

Other Benefits to the Adviser

The Trustees also considered benefits that accrue to the Adviser and its affiliates and subadviser to the Janus Henderson Funds from their relationships with the Janus Henderson Funds. They recognized that two affiliates of the Adviser separately serve the Janus Henderson Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided, and that such compensation contributes to the overall profitability of the Adviser and its affiliates that results from their relationship with the Janus Henderson Funds. The Trustees also considered the Adviser’s past and proposed use of commissions paid by the Janus Henderson Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Janus Henderson Fund and/or other clients of the Adviser and/or the Adviser, and/or subadviser to a Janus Henderson Fund. The Trustees concluded that the Adviser’s and the subadviser’s use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Janus Henderson Fund. The Trustees also concluded that, other than the services provided by the Adviser and its affiliates and subadviser pursuant to the agreements and the fees to be paid by each Janus Henderson Fund therefor, the Janus Henderson Funds and the Adviser and the subadviser may potentially benefit from their relationship with each other in other ways. They concluded that the Adviser and its affiliates share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of the Janus Henderson Funds and other clients serviced by the Adviser and its affiliates. They also concluded that the Adviser and the subadviser benefit from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Janus Henderson Funds and that the Janus Henderson Funds benefit from the Adviser’s and/or the subadviser’s receipt of those products and services as well as research products and services acquired through commissions paid by other clients of the Adviser and/or other clients of the subadviser. They further concluded that the success of any Janus Henderson Fund could attract other business to the Adviser, the subadviser or other Janus Henderson funds, and that the success of the Adviser and the subadviser could enhance the Adviser’s and the subadviser’s ability to serve the Janus Henderson Funds.

Janus Investment Fund	41

Janus Henderson Mid Cap Value Fund

Useful Information About Your Fund Report (unaudited)

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of the Adviser and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Bloomberg and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

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Janus Henderson Mid Cap Value Fund

Useful Information About Your Fund Report (unaudited)

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the

Janus Investment Fund	43

Janus Henderson Mid Cap Value Fund

Useful Information About Your Fund Report (unaudited)

portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

44	DECEMBER 31, 2021

Janus Henderson Mid Cap Value Fund

Notes

NotesPage1

Janus Investment Fund	45

This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson and Intech are trademarks of Janus Henderson Group plc or one of its subsidiaries. © Janus Henderson Group plc Janus Henderson Distributors US LLC
125-24-93032 03-22

SEMIANNUAL REPORT December 31, 2021

Janus Henderson Money Market Fund

Janus Investment Fund

Janus Henderson Money Market Fund

Janus Henderson Money Market Fund (unaudited)

Performance

David Spilsted co-portfolio manager	Garrett Strum co-portfolio manager

Average Annual Total Return		Seven-Day Current Yield
For the periods ended December 31, 2021		Class D Shares
Class D Shares		With Reimbursement	0.00%
Fiscal Year-to-Date	0.00%	Without Reimbursement	0.00%
1 Year	0.00%	Class T Shares
5 Year	0.78%	With Reimbursement	0.00%
10 Year	0.39%	Without Reimbursement	0.00%
Since Inception (February 14, 1995)	2.07%	Prospectus Expense Ratios
Class T Shares		Class D Shares
Fiscal Year-to-Date	0.00%	Total Annual Fund Operating Expenses‡	0.57%
1 Year	0.00%	Class T Shares
5 Year	0.74%	Total Annual Fund Operating Expenses‡	0.59%
10 Year	0.37%
Since Inception (February 14, 1995)	2.07%

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. For the most recent month-end performance call 800.668.0434 (or 800.525.3713 if you hold shares directly with Janus Henderson) or visit janushenderson.com/performance (or janushenderson.com/allfunds if you hold shares directly with Janus Henderson).

You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon the sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Returns include reinvestment of all dividends and distributions.

The yield more closely reflects the current earnings of the money market fund than the total return.

Class D Shares of the Fund commenced operations on February 16, 2010. Performance shown for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares, the initial share class (renamed Class T Shares effective February 16, 2010), calculated using the fees and expenses in effect during the periods shown, net of any applicable fee and expense limitations or waivers.

If Class D Shares of the Fund had been available during periods prior to February 16, 2010, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of Class D Shares reflects the fees and expenses of Class D Shares, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

See “Useful Information About Your Fund Report.”

‡ As stated in the prospectus. See Financial Highlights for actual expense ratios during the reporting period.

Janus Investment Fund	1

Janus Henderson Money Market Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in either share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (7/1/21)	Ending Account Value (12/31/21)	Expenses Paid During Period (7/1/21 - 12/31/21)†	Beginning Account Value (7/1/21)	Ending Account Value (12/31/21)	Expenses Paid During Period (7/1/21 - 12/31/21)†	Net Annualized Expense Ratio (7/1/21 - 12/31/21)
Class D Shares	$1,000.00	$1,000.00	$0.40	$1,000.00	$1,024.80	$0.41	0.08%
Class T Shares	$1,000.00	$1,000.00	$0.40	$1,000.00	$1,024.80	$0.41	0.08%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

2	DECEMBER 31, 2021

Janus Henderson Money Market Fund

Schedule of Investments (unaudited)

December 31, 2021

Principal Amounts		Value
Certificates of Deposit– 5.8%
Canadian Imperial Bank of Commerce/New York NY, 0.1000%, 1/11/22	$10,000,000	$10,000,000
Commonwealth Bank of Australia/New York NY, 0.1800%, 3/17/22	15,000,000	15,000,000
Mizuho Bank Ltd/New York NY, 0.1500%, 1/24/22	20,000,000	19,999,766
MUFG Bank Ltd/New York NY, 0.1000%, 1/11/22	20,000,000	20,000,000
Total Certificates of Deposit (cost $64,999,766)		64,999,766
Commercial Paper– 33.7%
Atlantic Asset Securitization LLC, 0.1014%, 1/4/22 (Section 4(2))	20,000,000	19,999,944
Atlantic Asset Securitization LLC, 0.1084%, 1/19/22 (Section 4(2))	20,000,000	19,999,050
Australia & New Zealand Banking Group Ltd, 0.0986%, 1/5/22 (Section 4(2))	35,000,000	34,999,811
Australia & New Zealand Banking Group Ltd, 0.1015%, 1/24/22 (Section 4(2))	10,000,000	9,999,417
Commonwealth Bank of Australia, 0.1015%, 1/14/22 (Section 4(2))	15,000,000	14,999,542
Commonwealth Bank of Australia, 0.2132%, 3/16/22 (Section 4(2))	9,000,000	8,996,220
Commonwealth Bank of Australia, 0.1726%, 3/24/22 (Section 4(2))	10,000,000	9,996,222
Gotham Funding Corp, 0.2030%, 1/25/22 (Section 4(2))	3,400,000	3,399,584
JP Morgan Securities LLC, 0.1218%, 1/10/22	25,000,000	24,999,417
JP Morgan Securities LLC, 0.1218%, 1/27/22	20,000,000	19,998,400
Nieuw Amsterdam Receivables Corp BV, 0.1725%, 2/7/22 (Section 4(2))	10,000,000	9,998,347
Royal Bank of Canada, 0.1421%, 1/18/22 (Section 4(2))	20,000,000	19,998,833
Royal Bank of Canada, 0.2030%, 3/10/22 (Section 4(2))	10,000,000	9,996,333
Royal Bank of Canada, 0.1421%, 3/21/22 (Section 4(2))	20,000,000	19,994,010
Svenska Handelsbanken AB, 0.1319%, 2/17/22 (Section 4(2))	10,000,000	9,998,375
Svenska Handelsbanken/New York NY, 0.1218%, 3/1/22 (Section 4(2))	25,000,000	24,995,249
Swedbank AB, 0.0913%, 1/25/22	20,000,000	19,998,900
Swedbank AB, 0.1268%, 3/2/22	25,000,000	24,994,965
Toronto-Dominion Bank/The, 0.1421%, 2/18/22 (Section 4(2))	25,000,000	24,995,527
Toronto-Dominion Bank/The, 0.1522%, 3/4/22 (Section 4(2))	20,000,000	19,994,999
Victory Receivables Corp, 0.1624%, 2/1/22 (Section 4(2))	25,000,000	24,996,778
Total Commercial Paper (cost $377,349,923)		377,349,923
U.S. Government Agency Notes– 10.7%
Federal Home Loan Bank Discount Notes:
0.0425%, 1/5/22	10,000,000	9,999,976
0.0393%, 1/12/22	10,000,000	9,999,902
0.0435%, 1/19/22	10,000,000	9,999,806
0.0396%, 1/20/22	10,000,000	9,999,813
0.0455%, 1/26/22	10,000,000	9,999,709
0.0445%, 2/7/22	10,000,000	9,999,568
0.0500%, 2/11/22	10,000,000	9,999,458
0.0426%, 2/16/22	10,000,000	9,999,479
0.0485%, 3/2/22	10,000,000	9,999,219
0.0522%, 3/9/22	10,000,000	9,999,058
0.0495%, 3/16/22	10,000,000	9,999,011
0.0524%, 4/1/22	10,000,000	9,998,701
Total U.S. Government Agency Notes (cost $119,993,700)		119,993,700
U.S. Treasury Debt– 1.8%
United States Treasury Bill, 0.0431%, 3/10/22	10,000,000	9,999,267
United States Treasury Bill, 0.0626%, 4/21/22	10,000,000	9,998,216
Total U.S. Treasury Debt (cost $19,997,483)		19,997,483
Variable Rate Demand Notes¶– 13.6%
Bellevue 10 Apartments LLC (LOC: Northern Trust Company), 0.1400%, 4/1/60	3,450,000	3,450,000
Breckenridge Terrace LLC (LOC: Bank of America NA), 0.2000%, 5/2/39	14,980,000	14,980,000
Breckenridge Terrace LLC (LOC: Bank of America NA), 0.2000%, 5/2/39	4,000,000	4,000,000
Cellmark Inc (LOC: Swedbank AB NY), 0.1300%, 6/1/38	10,000,000	10,000,000
CG-USA Simi Valley LP (LOC: FHLB San Francisco), 0.1100%, 10/1/60	6,900,000	6,900,000
County of Eagle CO (LOC: Bank of America NA), 0.2000%, 6/1/27	9,100,000	9,100,000
County of Eagle CO (LOC: Bank of America NA), 0.2000%, 5/2/39	8,000,000	8,000,000
Dorfman 2020 Family Trust (LOC: FHLB of Dallas), 0.1300%, 8/1/40	5,285,000	5,285,000
Encinitas Senior Living LP (LOC: FHLB San Francisco), 0.1100%, 8/1/59	3,370,000	3,370,000
Griffin-Spalding County Development Authority (LOC: Bank of America NA),
0.1300%, 8/1/28	3,750,000	3,750,000

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	3

Janus Henderson Money Market Fund

Schedule of Investments (unaudited)

December 31, 2021

Principal Amounts		Value
Variable Rate Demand Notes¶– (continued)
Lodi LV Loca LP (LOC: FHLB San Francisco), 0.1100%, 8/1/59	$6,000,000	$6,000,000
Michael Dennis Sullivan Irrevocable Trust (LOC: Wells Fargo Bank NA),
0.1300%, 11/1/39	11,375,000	11,375,000
Mississippi Business Finance Corp (LOC: FHLB of Dallas), 0.2300%, 12/1/42	10,000,000	10,000,000
New Polaris LLC (LOC: FHLB of Indianapolis), 0.1100%, 12/1/61	5,000,000	5,000,000
Phoenix Realty Special Account-U LP (LOC: Northern Trust Company),
0.2900%, 4/1/25	1,675,000	1,675,000
SSAB AB (LOC: Swedbank AB NY), 0.1300%, 4/1/34	30,000,000	30,000,000
Steel Dust Recycling LLC (LOC: Comerica Bank), 0.1600%, 5/1/46	13,875,000	13,875,000
Tenderfoot Seasonal Housing LLC (LOC: Bank of America NA), 0.2000%, 7/2/35	5,700,000	5,700,000
Total Variable Rate Demand Notes (cost $152,460,000)		152,460,000
Repurchase Agreementsë– 34.2%
Goldman Sachs & Co., Joint repurchase agreement, 0.0100%, dated 12/31/21, maturing 1/3/22 to be repurchased at $20,000,017 collateralized by $19,803,763 in U.S. Government Agencies 2.0000% - 4.5000%, 2/1/36 - 9/1/51 with a value of $20,400,000	20,000,000	20,000,000
Goldman Sachs & Co., Joint repurchase agreement, 0.0400%, dated 12/31/21, maturing 1/3/22 to be repurchased at $70,000,233 collateralized by $71,772,384 in U.S. Government Agencies 0.5639% - 6.0000%, 5/20/30 - 11/20/51 with a value of $71,400,000	70,000,000	70,000,000
HSBC Securities (USA), Inc., Joint repurchase agreement, 0.0400%, dated 12/31/21, maturing 1/3/22 to be repurchased at $35,000,117 collateralized by $33,905,375 in U.S. Treasuries 0% - 4.7500%, 2/15/25 - 11/15/46 with a value of $35,700,010	35,000,000	35,000,000
ING Financial Markets LLC, Joint repurchase agreement, 0.0200%, dated 12/31/21, maturing 1/3/22 to be repurchased at $55,000,092 collateralized by $52,915,345 in U.S. Treasuries 0% - 5.3750%, 2/28/22 - 11/15/50 with a value of $56,100,101	55,000,000	55,000,000
ING Financial Markets LLC, Joint repurchase agreement, 0.0300%, dated 12/31/21, maturing 1/3/22 to be repurchased at $20,000,050 collateralized by $20,184,450 in U.S. Government Agencies 1.5000% - 4.3000%, 11/1/39 - 2/15/61 with a value of $20,400,089	20,000,000	20,000,000
Royal Bank of Canada, NY Branch, Joint repurchase agreement, 0.0200%, dated 12/31/21, maturing 1/3/22 to be repurchased at $95,000,158 collateralized by $2,871,884 in U.S. Government Agencies 1.0000% - 6.9070%, 12/20/40 - 12/20/51 and $86,866,186 in U.S. Treasuries 0.1250% - 3.0000%, 9/30/24 - 8/15/48 with a value of $96,900,162	95,000,000	95,000,000
Royal Bank of Canada, NY Branch, Joint repurchase agreement, 0.0400%, dated 12/31/21, maturing 1/3/22 to be repurchased at $87,100,290 collateralized by $65,962,556 in U.S. Government Agencies 0% - 32.7012%, 2/15/31 - 1/1/52 and $19,460,837 in U.S. Treasuries 0.3750% - 4.3750%, 9/30/24 - 8/15/48 with a value of $88,842,296	87,100,000	87,100,000
Total Repurchase Agreements (cost $382,100,000)		382,100,000
Total Investments (total cost $1,116,900,872) – 99.8%		1,116,900,872
Cash, Receivables and Other Assets, net of Liabilities – 0.2%		1,783,530
Net Assets – 100%		$1,118,684,402

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

4	DECEMBER 31, 2021

Janus Henderson Money Market Fund

Notes to Schedule of Investments and Other Information (unaudited)

LLC	Limited Liability Company
LOC	Letter of Credit
LP	Limited Partnership

Money market funds may hold securities with stated maturities of greater than 397 days when those securities have features that allow a fund to “put” back the security to the issuer or to a third party within 397 days of acquisition. The maturity dates shown in the security descriptions are the stated maturity dates.

4(2)

Securities sold under Section 4(2) of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Unless otherwise noted, these securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 4(2) securities as of the period ended December 31, 2021 is $287,358,241, which represents 25.7% of net assets.

¶

Variable rate demand notes are not based on a published reference rate and spread; they are determined by the issuer or remarketing agent and current market conditions. The reference rate in the security description is as of December 31, 2021.

ë	The Fund may have elements of risk due to concentration of investments. Such concentrations may subject the Fund to additional risks.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of December 31, 2021. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments In Securities:
Certificates of Deposit	$-	$64,999,766	$-
Commercial Paper	-	377,349,923	-
U.S. Government Agency Notes	-	119,993,700	-
U.S. Treasury Debt	-	19,997,483	-
Variable Rate Demand Notes	-	152,460,000	-
Repurchase Agreements	-	382,100,000	-
Total Assets	$-	$1,116,900,872	$-

Janus Investment Fund	5

Janus Henderson Money Market Fund

Statement of Assets and Liabilities (unaudited)

December 31, 2021

Assets:
Investments, at value (cost $734,800,872)	$734,800,872
Repurchase agreements, at value (cost $382,100,000)	382,100,000
Cash	207,900
Non-interested Trustees' deferred compensation	29,146
Receivables:
Fund shares sold	2,642,375
Interest	46,563
Other assets	2
Total Assets	1,119,826,858
Liabilities:
Payables:	—
Fund shares repurchased	1,003,569
Advisory fees	84,632
Non-interested Trustees' deferred compensation fees	29,146
Professional fees	24,008
Non-interested Trustees' fees and expenses	706
Dividends	395
Total Liabilities	1,142,456
Net Assets	$1,118,684,402
Net Assets Consist of:
Capital (par value and paid-in surplus)	$1,118,696,788
Total distributable earnings (loss)	(12,386)
Total Net Assets	$1,118,684,402
Net Assets - Class D Shares	$1,102,556,190
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,102,548,895
Net Asset Value Per Share	$1.00
Net Assets - Class T Shares	$16,128,212
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	16,136,035
Net Asset Value Per Share	$1.00

See Notes to Financial Statements.

6	DECEMBER 31, 2021

Janus Henderson Money Market Fund

Statement of Operations (unaudited)

For the period ended December 31, 2021

Investment Income:
Interest	$487,299
Other income	233
Total Investment Income	487,532
Expenses:
Advisory fees	1,158,715
Administration services fees:
Class D Shares	2,057,229
Class T Shares	30,040
Professional fees	19,704
Non-interested Trustees’ fees and expenses	9,573
Total Expenses	3,275,261
Less: Excess Expense Reimbursement and Waivers	(2,793,779)
Net Expenses	481,482
Net Investment Income/(Loss)	6,050
Net Realized Gain/(Loss) on Investments:
Investments	(35)
Total Net Realized Gain/(Loss) on Investments	(35)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$6,015

See Notes to Financial Statements.

Janus Investment Fund	7

Janus Henderson Money Market Fund

Statements of Changes in Net Assets

	Period ended December 31, 2021 (unaudited)	Year ended June 30, 2021

Operations:
Net investment income/(loss)	$6,050	$13,955
Net realized gain/(loss) on investments	(35)	810
Net Increase/(Decrease) in Net Assets Resulting from Operations	6,015	14,765
Dividends and Distributions to Shareholders:
Class D Shares	(5,967)	(13,775)
Class T Shares	(84)	(179)
Net Decrease from Dividends and Distributions to Shareholders	(6,051)	(13,954)
Capital Share Transactions:
Class D Shares	(47,386,029)	(5,234,716)
Class T Shares	332,948	2,637,118
Net Increase/(Decrease) from Capital Share Transactions	(47,053,081)	(2,597,598)
Net Increase/(Decrease) in Net Assets	(47,053,117)	(2,596,787)
Net Assets:
Beginning of period	1,165,737,519	1,168,334,306
End of period	$1,118,684,402	$1,165,737,519

See Notes to Financial Statements.

8	DECEMBER 31, 2021

Janus Henderson Money Market Fund

Financial Highlights

Class D Shares
For a share outstanding during the period ended December 31, 2021 (unaudited) and the year ended June 30	2021	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	—(2)	—(2)	0.01	0.02	0.01	—(2)
Net realized and unrealized gain/(loss)(2)	—	—	—	—	—	—
Total from Investment Operations	—	—	0.01	0.02	0.01	—
Less Dividends and Distributions:
Dividends (from net investment income)	—(2)	—(2)	(0.01)	(0.02)	(0.01)	—(2)
Total Dividends and Distributions	—	—	(0.01)	(0.02)	(0.01)	—
Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Total Return*	0.00%	0.00%	1.05%	1.80%	0.92%	0.16%
Net Assets, End of Period (in thousands)	$1,102,556	$1,149,942	$1,155,176	$910,866	$840,396	$865,718
Average Net Assets for the Period (in thousands)	$1,122,061	$1,202,890	$1,006,448	$886,310	$852,513	$907,340
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.57%	0.57%	0.62%	0.67%	0.67%	0.67%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.08%	0.13%	0.53%	0.57%	0.57%	0.57%
Ratio of Net Investment Income/(Loss)	0.00%(3)	0.00%(3)	0.98%	1.79%	0.91%	0.15%

Class T Shares
For a share outstanding during the period ended December 31, 2021 (unaudited) and the year ended June 30	2021	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	—(2)	—(2)	0.01	0.02	0.01	—(2)
Net realized and unrealized gain/(loss)(2)	—	—	—	—	—	—
Total from Investment Operations	—	—	0.01	0.02	0.01	—
Less Dividends and Distributions:
Dividends (from net investment income)	—(2)	—(2)	(0.01)	(0.02)	(0.01)	—(2)
Total Dividends and Distributions	—	—	(0.01)	(0.02)	(0.01)	—
Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Total Return*	0.00%	0.00%	1.03%	1.79%	0.89%	0.02%
Net Assets, End of Period (in thousands)	$16,128	$15,795	$13,158	$12,045	$12,467	$13,763
Average Net Assets for the Period (in thousands)	$15,544	$14,191	$13,238	$11,795	$13,647	$56,389
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.59%	0.59%	0.65%	0.69%	0.69%	0.68%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.08%	0.13%	0.55%	0.59%	0.59%	0.56%
Ratio of Net Investment Income/(Loss)	0.00%(3)	0.00%(3)	1.02%	1.76%	0.87%	0.01%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Less than $0.005 on a per share basis.

(3) Less than 0.005%.

See Notes to Financial Statements.

Janus Investment Fund	9

Janus Henderson Money Market Fund

Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

Janus Henderson Money Market Fund (the “Fund”) is a series fund. The Fund is part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 41 Funds which include multiple series of shares, with differing investment objectives and policies. The Fund seeks capital preservation and liquidity with current income as a secondary objective. Janus Henderson Investors US LLC (formerly Janus Capital Management LLC) is the investment adviser (the “Adviser”) to the Fund.

The Fund offers two classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer both classes of shares.

The Fund is classified as a “retail money market fund,” as such term is defined in or interpreted under the rules governing money market funds. A retail money market fund is a money market fund that has policies and procedures reasonably designed to limit all beneficial owners of the Fund to natural persons, which means that the Fund’s Shares can only be held through individual investors. In order to make an initial investment in the Fund, the Fund requires that a shareholder provide certain information (e.g., Social Security number or government-issued identification) that confirms your eligibility to invest in the Fund. Accounts that are not beneficially owned by natural persons, such as business and limited liability company accounts, charitable or financial organizations, and corporate and S-Corp accounts, are not eligible to invest in the Fund, and will be involuntarily redeemed from the Fund after having been provided sufficient notice.

As a retail money market fund, the Fund may be subject to liquidity fees and/or redemption gates on fund redemptions if the Fund’s liquidity falls below required minimums because of market conditions or other factors. Liquidity fees and redemption gates are most likely to be imposed during times of extraordinary market stress. Pursuant to Rule 2a-7 under the 1940 Act, the Trustees are permitted to impose a liquidity fee on redemptions from the Fund (up to 2%) or a redemption gate to temporarily restrict redemptions from the Fund for up to 10 business days (in any 90-day period) in the event that the Fund’s weekly liquid assets fall below certain designated thresholds.

If the Fund’s weekly liquid assets fall below 30% of the Fund’s total assets, the Trustees are permitted, but not required, to (i) impose a liquidity fee of no more than 2% of the amount redeemed and/or (ii) impose a redemption gate to temporarily suspend the right of redemption. If the Fund’s weekly liquid assets fall below 10% of the Fund’s total assets, the Fund will impose, generally as of the beginning of the next business day, a liquidity fee of 1% of the amount redeemed unless the Trustees determine that such a fee would not be in the best interests of the Fund or determines that a lower or higher fee (subject to the 2% limit) would be in the best interests of the Fund. A liquidity fee or redemption gate may be imposed as early as the same day that the Fund's weekly liquid assets fall below the 30% or 10% thresholds.

Shareholders, including individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with United States of America generally accepted accounting principles ("US GAAP")).

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus Henderson funds. Class D Shares are available only to investors who hold accounts directly with the Janus Henderson funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus Henderson funds.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with the Adviser or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with US GAAP.

10	DECEMBER 31, 2021

Janus Henderson Money Market Fund

Notes to Financial Statements (unaudited)

Liquidity

The Fund has adopted liquidity requirements (measured at the time of purchase) as noted:

The Fund will limit its investments in illiquid securities to 5% or less of its total assets.

Daily liquidity. The Fund will invest at least 10% of its total assets in “daily liquid assets,” which generally include cash (including demand deposits), direct obligations of the U.S. Government, securities (including repurchase agreements) that will mature or are subject to a demand feature that is exercisable and payable within one business day, and/or amounts receivable and due unconditionally within one business day on pending sales of portfolio securities.

Weekly liquidity. The Fund will invest at least 30% of its assets in “weekly liquid assets,” which generally include cash (including demand deposits), direct obligations of the U.S. Government, agency discount notes with remaining maturities of 60 days or less, and securities (including repurchase agreements) that will mature or are subject to a demand feature that is exercisable and payable within five business days.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Investments held by the Fund are valued utilizing the amortized cost method of valuation permitted in accordance with Rule 2a-7 under the 1940 Act and certain conditions therein. Under the amortized cost method, which does not take into account unrealized capital gains or losses, an instrument is initially valued at its cost and thereafter assumes a constant accretion/amortization to maturity of any discount or premium.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE.

Periodic review and monitoring of the valuation of short-term securities is performed in an effort to ensure that amortized cost approximates market value. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

Janus Investment Fund	11

Janus Henderson Money Market Fund

Notes to Financial Statements (unaudited)

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of December 31, 2021 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income is recorded daily on the accrual basis and includes amortization of premiums and accretion of discounts. The Fund classifies gains and losses on prepayments received as an adjustment to interest income. Debt securities may be placed in non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivables when collection of all or a portion of interest has become doubtful. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Dividends and Distributions

Dividends, if any, are declared daily and distributed monthly for the Fund. Realized capital gains, if any, are declared and distributed in December. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or the Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Fund's equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Other Investments and Strategies

Additional Investment Risk

In response to the COVID-19 pandemic, the U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the

12	DECEMBER 31, 2021

Janus Henderson Money Market Fund

Notes to Financial Statements (unaudited)

financial markets, including reducing interest rates to record-low levels. Extremely low or negative interest rates may become more prevalent or may not work as intended. As there is little precedent for this situation, the impact on various markets that interest rate or other significant policy changes may have is unknown. The withdrawal of this support, a failure of measures put in place in response to such economic uncertainty, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation.

Widespread disease, including pandemics and epidemics, and natural or environmental disasters, including those which may be attributable to global climate change, such as earthquakes, fires, floods, hurricanes, tsunamis and weather-related phenomena generally, have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a Fund’s investments. Economies and financial markets throughout the world have become increasingly interconnected, which increases the likelihood that events or conditions in one region or country will adversely affect markets or issuers in other regions or countries, including the United States. These disruptions could prevent a Fund from executing advantageous investment decisions in a timely manner and negatively impact a Fund’s ability to achieve its investment objective(s). Any such event(s) could have a significant adverse impact on the value of a Fund. In addition, these disruptions could also impair the information technology and other operational systems upon which the Fund’s service providers, including the Adviser or the subadviser (as applicable), rely, and could otherwise disrupt the ability of employees of the Fund’s service providers to perform essential tasks on behalf of the Fund. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance and reinsurance companies that insure or reinsure against the impact of natural disasters.

A number of countries in the European Union (the “EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen, or spread further within the EU. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Among other things, these developments have adversely affected the value and exchange rate of the euro and pound sterling, and may continue to significantly affect the economies of all EU countries, which in turn may have a material adverse effect on the Fund’s investments in such countries, other countries that depend on EU countries for significant amounts of trade or investment, or issuers with exposure to debt issued by certain EU countries.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the "Offsetting Assets and Liabilities" section of this Note for further details.

The Fund may be exposed to counterparty risk through its investments in certain securities, including, but not limited to, repurchase agreements and debt securities. The Fund intends to enter into financial transactions with counterparties that the Adviser believes to be creditworthy at the time of the transaction. There is always the risk that the Adviser’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Janus Investment Fund	13

Janus Henderson Money Market Fund

Notes to Financial Statements (unaudited)

Offsetting Assets and Liabilities

The Fund presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

The following table presents gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see the Fund's Schedule of Investments.

Offsetting of Financial Assets and Derivative Assets

	Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Assets	or Liability(a)	Pledged(b)	Net Amount

Goldman Sachs & Co.	$90,000,000	$—	$(90,000,000)	$—
HSBC Securities (USA), Inc.	35,000,000	—	(35,000,000)	—
ING Financial Markets LLC	75,000,000	—	(75,000,000)	—
Royal Bank of Canada, NY Branch	182,100,000	—	(182,100,000)	—

Total	$382,100,000	$—	$(382,100,000)	$—
(a)

Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

All repurchase agreements are transacted under legally enforceable master repurchase agreements that give the Fund, in the event of default by the counterparty, the right to liquidate securities held and to offset receivables and payables with the counterparty. For financial reporting purposes, the Fund does not offset financial instruments' payables and receivables and related collateral on the Statement of Assets and Liabilities. Repurchase agreements held by the Fund are fully collateralized, and such collateral is in the possession of the Fund’s custodian or, for tri-party agreements, the custodian designated by the agreement. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest.

Repurchase Agreements

The Fund and other funds advised by the Adviser or its affiliates may transfer daily uninvested cash balances into one or more joint trading accounts. Assets in the joint trading accounts are invested in money market instruments and the proceeds are allocated to the participating funds on a pro rata basis.

Repurchase agreements held by the Fund are fully collateralized, and such collateral is in the possession of the Fund’s custodian or, for tri-party agreements, the custodian designated by the agreement. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

Sovereign Debt

The Fund may invest in U.S. and non-U.S. government debt securities (“sovereign debt”). Some investments in sovereign debt, such as U.S. sovereign debt, are considered low risk. However, investments in sovereign debt, especially the debt of less developed countries, can involve a high degree of risk, including the risk that the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or to pay the interest on its sovereign debt in a timely manner. A sovereign debtor’s willingness or ability to satisfy its debt obligation may be affected by various factors including, but not limited to, its cash flow situation, the extent of its foreign currency reserves, the availability of foreign exchange when a payment is due, the relative size of its debt position in relation to its economy as a whole, the sovereign debtor’s policy toward international lenders, and local political constraints to which

14	DECEMBER 31, 2021

Janus Henderson Money Market Fund

Notes to Financial Statements (unaudited)

the governmental entity may be subject. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies, and other entities. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance, or repay principal or interest when due may result in the cancellation of third party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to timely service its debts. The Fund may be requested to participate in the rescheduling of such sovereign debt and to extend further loans to governmental entities, which may adversely affect the Fund’s holdings. In the event of default, there may be limited or no legal remedies for collecting sovereign debt and there may be no bankruptcy proceedings through which the Fund may collect all or part of the sovereign debt that a governmental entity has not repaid. In addition, to the extent the Fund invests in non-U.S. sovereign debt, it may be subject to currency risk.

Variable and Floating Rate Notes

The Fund also may purchase variable and floating rate demand notes of corporations and other entities, which are unsecured obligations redeemable upon not more than 30 days’ notice. The Fund may purchase variable and floating rate demand notes of U.S. Government issuers or commercial banks. These obligations include master demand notes that permit investment of fluctuating amounts at varying rates of interest pursuant to direct arrangements with the issuer of the instrument. The issuer of these obligations often has the right, after a given period, to prepay the outstanding principal amount of the obligations upon a specified number of days’ notice. These obligations generally are not traded, nor generally is there an established secondary market for these obligations. To the extent a demand note does not have a seven day or shorter demand feature and there is no readily available market for the obligation, it is treated as an illiquid investment. The rate of interest on securities purchased by the Fund may be tied to short-term Treasury or other government securities or indices on securities that are permissible investments of the Fund, as well as other money market rates of interest. The Fund will not purchase securities whose values are tied to interest rates or indices that are not appropriate for the duration and volatility standards of a money market fund.

3. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays the Adviser an investment advisory fee which is calculated daily and paid monthly. The Fund’s contractual investment advisory fee rate (expressed as an annual rate) is 0.20% of its average daily net assets.

The Adviser may waive and/or reimburse additional fees to the extent necessary to assist the Fund in attempting to maintain a yield of at least 0.00%. These waivers and reimbursements are voluntary and could change or be terminated at any time at the discretion of the Adviser. There is no guarantee that the Fund will maintain a positive yield. If applicable, amounts waived and/or reimbursed to the Fund by the Adviser are disclosed as “Excess Expense Reimbursement” on the Statement of Operations.

Class D Shares and Class T Shares of the Fund compensate the Adviser at an annual rate of 0.36% and 0.38%, respectively, of average daily net assets for providing certain administration services including, but not limited to, oversight and coordination of the Fund’s service providers, recordkeeping and registration functions and also to pay for costs such as shareholder servicing and custody. These amounts are disclosed as “Administration services fees” on the Statement of Operations. A portion of the Fund’s administration fee is paid to BNP Paribas Financial Services ("BPFS"). BPFS provides certain administrative services to the Fund, including services related to Fund accounting, calculation of the Fund’s daily NAV, and Fund audit, tax, and reporting obligations, pursuant to a sub-administration agreement with the Adviser on behalf of the Fund. The Adviser does not receive any additional compensation, beyond the administration services fee for serving as administrator.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of December 31, 2021 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Total distributable earnings (loss)” on the Statement of Assets and Liabilities. Deferred compensation expenses for the period ended December 31, 2021 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan.

Janus Investment Fund	15

Janus Henderson Money Market Fund

Notes to Financial Statements (unaudited)

Deferred fees of $204,400 were paid by the Trust to the Trustees under the Deferred Plan during the period ended December 31, 2021.

4. Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers.

5. Capital Share Transactions

	Period ended December 31, 2021		Year ended June 30, 2021
	Shares	Amount	Shares	Amount

Class D Shares:
Shares sold	232,293,021	$232,315,933	750,105,753	$750,105,752
Reinvested dividends and distributions	3,570	3,570	8,728	8,728
Shares repurchased	(279,705,531)	(279,705,532)	(755,349,193)	(755,349,196)
Net Increase/(Decrease)	(47,408,940)	$ (47,386,029)	(5,234,712)	$ (5,234,716)
Class T Shares:
Shares sold	21,705,296	$ 21,705,626	26,472,033	$ 26,472,033
Reinvested dividends and distributions	87	84	178	178
Shares repurchased	(21,372,762)	(21,372,762)	(23,835,093)	(23,835,093)
Net Increase/(Decrease)	332,621	$ 332,948	2,637,118	$ 2,637,118

6. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to December 31, 2021 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

16	DECEMBER 31, 2021

Janus Henderson Money Market Fund

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Monthly Portfolio Holdings

The Fund files its complete holdings in a monthly report on Form N-MFP within 5 business days after each month end. These reports (i) are available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free) (or 1-800-525-3713 if you hold Class D Shares).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each portfolio of Janus Aspen Series (each, a “VIT Portfolio,” and collectively, the “VIT Portfolios”), as well as each fund of Janus Investment Fund (each, a “Fund,” and collectively, the “Funds” and together with the VIT Portfolios, the “Janus Henderson Funds,” and each, a “Janus Henderson Fund”). As required by law, the Trustees determine annually whether to continue the investment advisory agreement for each Janus Henderson Fund and the subadvisory agreement for each Janus Henderson Fund that utilizes a subadviser.

In connection with their most recent consideration of those agreements for each Janus Henderson Fund, the Trustees received and reviewed information provided by Janus Henderson Investors US LLC (formerly, Janus Capital Management LLC) (the “Adviser”) and the subadviser in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At meetings held on November 3-4, 2021 and December 7-8, 2021, the Trustees’ evaluated the information provided by the Adviser, the subadviser, and the independent fee consultant, as well as other information addressed during the year. Following such evaluation, the Trustees determined that the overall arrangements between each Janus Henderson Fund and the Adviser and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by the Adviser, its affiliates and the subadviser, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment and unanimously approved the continuation of the investment advisory agreement for each Janus Henderson Fund and the subadvisory agreement for each subadvised Janus Henderson Fund, for the period from February 1, 2022 through February 1, 2023, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and, for the purpose of peer comparisons any administration fees (excluding out of pocket costs), net of any waivers, paid by a fund as a percentage of average net assets.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by the Adviser and the subadviser to the Janus Henderson Funds, taking into account the investment objective, strategies and policies of each Janus Henderson Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Janus Henderson Funds. In addition, the Trustees reviewed

Janus Investment Fund	17

Janus Henderson Money Market Fund

Additional Information (unaudited)

the resources and key personnel of the Adviser and the subadviser, particularly noting those employees who provide investment and risk management services to the Janus Henderson Funds. The Trustees also considered other services provided to the Janus Henderson Funds by the Adviser or the subadviser, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered the Adviser’s role as administrator to the Janus Henderson Funds, noting that the Adviser generally does not receive a fee for its services as administrator, but is reimbursed for its out-of-pocket costs. The Trustees considered the role of the Adviser in monitoring adherence to the Janus Henderson Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Janus Henderson Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that the Adviser provides a number of different services for the Janus Henderson Funds and fund shareholders, ranging from investment management services to various other servicing functions, and that, in its view, the Adviser is a capable provider of those services. The independent fee consultant also provided its belief that the Adviser has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by the Adviser and the subadviser to each Janus Henderson Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Janus Henderson Funds whose performance lagged that of their peers for certain periods, the Janus Henderson Funds were likely to benefit from the continued provision of those services. They also concluded that the Adviser and the subadviser had sufficient personnel, with the appropriate education and experience, to serve the Janus Henderson Funds effectively and each had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Janus Henderson Fund over various time periods. They noted that they considered Janus Henderson Fund performance data throughout the year, including periodic meetings with each Janus Henderson Fund’s portfolio manager(s), and also reviewed information comparing each Janus Henderson Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Janus Henderson Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Janus Henderson Funds’ performance has been reasonable: for the 36 months ended September 30, 2021, approximately 55% of the Janus Henderson Funds were in the top two quartiles of performance versus Broadridge peers, and for the 12 months ended September 30, 2021, approximately 45% of the Janus Henderson Funds were in the top two quartiles of performance versus Broadridge peers.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance and that the performance trend was improving

Fixed-Income Funds

• For Janus Henderson Absolute Return Income Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the bottom

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Janus Henderson Money Market Fund

Additional Information (unaudited)

Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Developed World Bond Fund, the Trustees noted the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Global Bond Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson High-Yield Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2021 and the second Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Short Duration Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2021 and the second Broadridge quartile for the 12 months ended May 31, 2021.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2021 and the second Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson European Focus Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps the Adviser had taken or was taking to improve performance.

Janus Investment Fund	19

Janus Henderson Money Market Fund

Additional Information (unaudited)

• For Janus Henderson Global Select Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Global Technology and Innovation Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson International Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s performance was in bottom Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Forty Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Growth and Income Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months

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Janus Henderson Money Market Fund

Additional Information (unaudited)

ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, and the steps the Adviser had taken or was taking to improve performance.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser and subadviser had taken or were taking to improve performance.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser and subadviser had taken or were taking to improve performance.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser and subadviser had taken or were taking to improve performance.

U.S. Equity Funds

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Small-Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps the Adviser had taken or was taking to improve performance.

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Janus Henderson Money Market Fund

Additional Information (unaudited)

In consideration of each Janus Henderson Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Janus Henderson Fund’s performance warranted continuation of such Janus Henderson Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Janus Henderson Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management fees (investment advisory fees and any administration fees but excluding out-of-pocket costs) for many of the Janus Henderson Funds, after applicable waivers, was below the average management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by the Adviser out of its management fees collected from such Janus Henderson Fund.

The independent fee consultant provided its belief that the management fees charged by the Adviser to each of the Janus Henderson Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by the Adviser. The independent fee consultant found: (1) the total expenses and management fees of the Janus Henderson Funds to be reasonable relative to other comparable mutual funds; (2) the total expenses, on average, were 8% under the average total expenses of the respective Broadridge Expense Group peers; and (3) and the management fees for the Janus Henderson Funds, on average, were 6% under the average management fees for the respective Broadridge Expense Group. The Trustees also considered the total expenses for each share class of each Janus Henderson Fund compared to the average total expenses for its Broadridge Expense Group and to average total expenses for its Broadridge Expense Universe.

For certain Janus Henderson Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses which assessed fund fees in the context of fund performance being delivered. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Janus Henderson Funds was reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and/or expense waivers on such Janus Henderson Funds.

The Trustees considered the methodology used by the Adviser and subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by the Adviser and subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by the Adviser or subadviser (for which the Adviser or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Janus Henderson Funds having a similar strategy, the Trustees considered that the Adviser noted that, under the terms of the management agreements with the Janus Henderson Funds, the Adviser performs significant additional services for the Janus Henderson Funds that it does not provide to those other clients, including administration services, oversight of the Janus Henderson Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Janus Henderson Funds, the Adviser assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, the Trustees noted that the independent fee consultant found that: (1) the management fees the Adviser charges to the Janus Henderson Funds are reasonable in relation to the management fees the Adviser charges to funds subadvised by the Adviser and to the fees the Adviser charges to its institutional separate account clients; (2) these subadvised and institutional separate accounts have different service and infrastructure needs and operate in markets very distinct relative to retail funds; (3) Janus Henderson mutual fund investors enjoy reasonable fees relative to the fees charged to Janus Henderson subadvised fund and separate account investors; and (4) as part of its 2020 review, 9 of 10 Janus Henderson Funds have lower management fees than similar funds subadvised by the Adviser.

The Trustees considered the fees for each Janus Henderson Fund for its fiscal year ended in 2020, including the VIT Portfolios, and noted the following with regard to each VIT Portfolio’s total expenses, net of applicable fee waivers (the VIT Portfolio’s “total expenses”):

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Janus Henderson Money Market Fund

Additional Information (unaudited)

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

Fixed-Income Funds

• For Janus Henderson Absolute Return Income Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Developed World Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short Duration Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson European Focus Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Janus Investment Fund	23

Janus Henderson Money Market Fund

Additional Information (unaudited)

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Global Real Estate Fund, the Trustees noted, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Sustainable Equity Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Global Technology and Innovation Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson International Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Overseas Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has voluntarily agreed to limit the Fund’s expenses to assist the Fund in attempting to maintain a yield of at least 0.00%.

• For Janus Henderson Money Market Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has agreed to limit the Fund’s expenses to assist the Fund in attempting to maintain a yield of at least 0.00%.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that, that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that, that the Fund’s total expenses were below the peer group average for all share classes.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser had contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted

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Janus Henderson Money Market Fund

Additional Information (unaudited)

that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Research Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

U.S. Equity Funds

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Small-Mid Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

The Trustees reviewed information on the overall profitability to the Adviser and its affiliates from their relationships with the Janus Henderson Funds, and considered profitability data of other publicly traded mutual fund advisers. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by

Janus Investment Fund	25

Janus Henderson Money Market Fund

Additional Information (unaudited)

numerous factors, including the organizational structure of the particular fund manager, differences in complex size, difference in product mix, difference in types of business (mutual fund, institutional and other), differences in the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses and the fund manager’s capital structure and cost of capital.

Additionally, the Trustees considered the estimated profitability to the Adviser from the investment management services it provided to each Janus Henderson Fund. In their review, the Trustees considered whether the Adviser and subadviser receive adequate incentives and resources to manage the Janus Henderson Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Janus Henderson Fund is necessarily a product of the allocation methodology utilized by the Adviser to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant found that (1) the expense allocation methodology and rationales utilized by the Adviser were reasonable and (2) no clear correlation exists between expense allocations and operating margins. The Trustees also considered that the estimated profitability for an individual Janus Henderson Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Janus Henderson Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that the Adviser’s estimated profitability with respect to each Janus Henderson Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Janus Henderson Funds was not a material factor in the Board’s approval of the reasonableness of any Janus Henderson Fund’s investment management fees.

The Trustees concluded that the management fees payable by each Janus Henderson Fund to the Adviser and its affiliates, as well as the fees paid by the Adviser to the subadviser of subadvised Janus Henderson Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees the Adviser and the subadviser charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Janus Henderson Funds. The Trustees also concluded that each Janus Henderson Fund’s total expenses were reasonable, taking into account the size of the Janus Henderson Fund, the quality of services provided by the Adviser and subadviser, the investment performance of the Janus Henderson Fund, and any expense limitations agreed to or provided by the Adviser.

Economies of Scale

The Trustees considered information about the potential for the Adviser to realize economies of scale as the assets of the Janus Henderson Funds increase. They noted that their independent fee consultant published a report to the Trustees in November 2019 which provided its research and analysis into economies of scale. They also noted that, although many Janus Henderson Funds pay advisory fees at a fixed base rate as a percentage of net assets, without any breakpoints or performance fees, their independent fee consultant concluded that 75% of these Janus Henderson Funds’ have contractual management fees (gross of waivers) below their Broadridge Expense Group averages. The Trustees also noted the following: (1) that for those Janus Henderson Funds whose expenses are being reduced by the contractual expense limitations of the Adviser, the Adviser is subsidizing certain of these Janus Henderson Funds because they have not reached adequate scale; (2) performance fee structures have been implemented for various Janus Henderson Funds that have caused the effective rate of advisory fees payable by such Janus Henderson Fund to vary depending on the investment performance of the Janus Henderson Fund relative to its benchmark index over the measurement period; and (3) a few Janus Henderson Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Janus Henderson Funds share directly in economies of scale through the significant investments made by the Adviser and its affiliates related to services provided to the Funds and the lower charges of third-party service providers that are based in part on the combined scale of all of the Janus Henderson Funds.

The Trustees also considered the independent fee consultant’s conclusion that, given the limitations of various analytical approaches to economies of scale and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus Henderson complex. In this regard, the independent consultant concluded that (1) to the extent there were economies of scale at the Adviser, the Adviser’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Janus Henderson Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Janus Henderson Funds, the Adviser appeared to be investing to increase the likelihood that these Janus

26	DECEMBER 31, 2021

Janus Henderson Money Market Fund

Additional Information (unaudited)

Henderson Funds will grow to a level to achieve any economies of scale that may exist. Further, the independent fee consultant provided its belief that Janus Henderson Fund investors are well-served by the fee levels and performance fee structures in place on the Janus Henderson Funds in light of any economies of scale that may be present at the Adviser.

Based on all of the information reviewed, including the recent and past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Janus Henderson Fund was reasonable and that the current rates of fees do reflect a sharing between the Adviser and the Janus Henderson Fund of any economies of scale that may be present at the current asset level of the Janus Henderson Fund.

Other Benefits to the Adviser

The Trustees also considered benefits that accrue to the Adviser and its affiliates and subadviser to the Janus Henderson Funds from their relationships with the Janus Henderson Funds. They recognized that two affiliates of the Adviser separately serve the Janus Henderson Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided, and that such compensation contributes to the overall profitability of the Adviser and its affiliates that results from their relationship with the Janus Henderson Funds. The Trustees also considered the Adviser’s past and proposed use of commissions paid by the Janus Henderson Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Janus Henderson Fund and/or other clients of the Adviser and/or the Adviser, and/or subadviser to a Janus Henderson Fund. The Trustees concluded that the Adviser’s and the subadviser’s use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Janus Henderson Fund. The Trustees also concluded that, other than the services provided by the Adviser and its affiliates and subadviser pursuant to the agreements and the fees to be paid by each Janus Henderson Fund therefor, the Janus Henderson Funds and the Adviser and the subadviser may potentially benefit from their relationship with each other in other ways. They concluded that the Adviser and its affiliates share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of the Janus Henderson Funds and other clients serviced by the Adviser and its affiliates. They also concluded that the Adviser and the subadviser benefit from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Janus Henderson Funds and that the Janus Henderson Funds benefit from the Adviser’s and/or the subadviser’s receipt of those products and services as well as research products and services acquired through commissions paid by other clients of the Adviser and/or other clients of the subadviser. They further concluded that the success of any Janus Henderson Fund could attract other business to the Adviser, the subadviser or other Janus Henderson funds, and that the success of the Adviser and the subadviser could enhance the Adviser’s and the subadviser’s ability to serve the Janus Henderson Funds.

Janus Investment Fund	27

Janus Henderson Money Market Fund

Useful Information About Your Fund Report (unaudited)

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of the Adviser and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Bloomberg and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

28	DECEMBER 31, 2021

Janus Henderson Money Market Fund

Useful Information About Your Fund Report (unaudited)

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the

Janus Investment Fund	29

Janus Henderson Money Market Fund

Useful Information About Your Fund Report (unaudited)

portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

30	DECEMBER 31, 2021

Janus Henderson Money Market Fund

Notes

NotesPage1

Janus Investment Fund	31

Janus Henderson Money Market Fund

Notes

NotesPage2

32	DECEMBER 31, 2021

Janus Henderson Money Market Fund

Notes

NotesPage3

Janus Investment Fund	33

This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson and Intech are trademarks of Janus Henderson Group plc or one of its subsidiaries. © Janus Henderson Group plc Janus Henderson Distributors US LLC
125-24-93027 03-22

SEMIANNUAL REPORT December 31, 2021

Janus Henderson Multi-Sector Income Fund

Janus Investment Fund

HIGHLIGHTS • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Henderson Multi-Sector Income Fund

FUND SNAPSHOT

This multi-sector income fund seeks high, current income with lower volatility than a dedicated high-yield strategy. Our approach leverages dynamic allocation and a bottom-up, fundamentally driven process that focuses on identifying the best risk-adjusted opportunities across fixed income sectors.

John Kerschner co-portfolio manager	John Lloyd co-portfolio manager	Seth Meyer co-portfolio manager

Janus Henderson Multi-Sector Income Fund (unaudited)

Fund At A Glance

December 31, 2021

Fund Profile
30-day Current Yield*	Without Reimbursement	With Reimbursement
Class A Shares NAV	2.09%	2.09%
Class A Shares MOP	1.99%	1.99%
Class C Shares**	1.33%	1.33%
Class D Shares	2.24%	2.24%
Class I Shares	2.28%	2.28%
Class N Shares	2.37%	2.37%
Class S Shares	1.51%	1.86%
Class T Shares	2.13%	2.13%
Weighted Average Maturity		5.0 Years
Average Effective Duration***		3.5 Years
* Yield will fluctuate.
** Does not include the 1.00% contingent deferred sales charge.
*** A theoretical measure of price volatility.

Ratings† Summary - (% of Total Investments)
AAA	21.1%
AA	2.9%
A	1.1%
BBB	9.7%
BB	13.0%
B	15.2%
CCC	6.8%
CC	0.1%
Not Rated	42.8%
Other	-12.7%

† Credit ratings provided by Standard & Poor's (S&P), an independent credit rating agency. Credit ratings range from AAA (highest) to D (lowest) based on S&P's measures. Further information on S&P's rating methodology may be found at www.standardandpoors.com. Other rating agencies may rate the same securities differently. Ratings are relative and subjective and are not absolute standards of quality. Credit quality does not remove market risk and is subject to change. "Not Rated" securities are not rated by S&P, but may be rated by other rating agencies and do not necessarily indicate low quality. "Other" includes cash equivalents, equity securities, and certain derivative instruments.

Significant Areas of Investment - (% of Net Assets)

Asset Allocation - (% of Net Assets)
Asset-Backed/Commercial Mortgage-Backed Securities	54.4%
Corporate Bonds	27.0%
Mortgage-Backed Securities	20.7%
Bank Loans and Mezzanine Loans	10.1%
Investment Companies	4.5%
Convertible Preferred Stocks	0.4%
Preferred Stocks	0.3%
Investments Purchased with Cash Collateral from Securities Lending	0.2%
Common Stocks	0.1%
Convertible Corporate Bonds	0.1%
Other	(17.8)%
100.0%

Janus Investment Fund	1

Janus Henderson Multi-Sector Income Fund (unaudited)

Performance

See important disclosures on the next page.

Average Annual Total Return - for the periods ended December 31, 2021					Prospectus Expense Ratios
	Fiscal Year-to-Date	One Year	Five Year	Since Inception*	Total Annual Fund Operating Expenses‡	Net Annual Fund Operating Expenses‡
Class A Shares at NAV	0.21%	3.03%	5.14%	4.72%	0.91%	0.91%
Class A Shares at MOP	-4.51%	-1.86%	4.11%	4.07%
Class C Shares at NAV	-0.18%	2.17%	4.34%	3.94%	1.68%	1.68%
Class C Shares at CDSC	-1.16%	1.18%	4.34%	3.94%
Class D Shares	0.29%	3.09%	5.31%	4.88%	0.74%	0.74%
Class I Shares	0.31%	3.24%	5.38%	4.98%	0.69%	0.69%
Class N Shares	0.36%	3.33%	5.46%	5.03%	0.60%	0.60%
Class S Shares	0.08%	2.85%	5.12%	4.67%	1.43%	1.14%
Class T Shares	0.24%	3.09%	5.23%	4.79%	0.85%	0.85%
Bloomberg U.S. Aggregate Bond Index	0.06%	-1.54%	3.57%	3.17%
Morningstar Quartile - Class I Shares	-	2nd	1st	1st
Morningstar Ranking - based on total returns for Multisector Bond Funds	-	76/344	41/263	19/203

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 (or 800.525.3713 if you hold shares directly with Janus Henderson) or visit janushenderson.com/performance (or janushenderson.com/allfunds if you hold shares directly with Janus Henderson).

Maximum Offering Price (MOP) returns include the maximum sales charge of 4.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

Net expense ratios reflect the expense waiver, if any, contractually agreed to for at least a one-year period commencing on October 28, 2021.

Performance may be affected by risks that include those associated with foreign and emerging markets, fixed income securities, high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), Environmental, Social and Governance (ESG) factors, non-diversification, portfolio turnover, derivatives, short sales, initial public offerings (IPOs) and potential conflicts of interest. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

2	DECEMBER 31, 2021

Janus Henderson Multi-Sector Income Fund (unaudited)

Performance

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2021 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Fund Report.”

*The Fund’s inception date – February 28, 2014

‡ As stated in the prospectus. See Financial Highlights for actual expense ratios during the reporting period.

Janus Investment Fund	3

Janus Henderson Multi-Sector Income Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (7/1/21)	Ending Account Value (12/31/21)	Expenses Paid During Period (7/1/21 - 12/31/21)†	Beginning Account Value (7/1/21)	Ending Account Value (12/31/21)	Expenses Paid During Period (7/1/21 - 12/31/21)†	Net Annualized Expense Ratio (7/1/21 - 12/31/21)
Class A Shares	$1,000.00	$1,002.10	$4.49	$1,000.00	$1,020.72	$4.53	0.89%
Class C Shares	$1,000.00	$998.20	$8.41	$1,000.00	$1,016.79	$8.49	1.67%
Class D Shares	$1,000.00	$1,002.90	$3.69	$1,000.00	$1,021.53	$3.72	0.73%
Class I Shares	$1,000.00	$1,003.10	$3.48	$1,000.00	$1,021.73	$3.52	0.69%
Class N Shares	$1,000.00	$1,003.60	$3.03	$1,000.00	$1,022.18	$3.06	0.60%
Class S Shares	$1,000.00	$1,000.80	$5.80	$1,000.00	$1,019.41	$5.85	1.15%
Class T Shares	$1,000.00	$1,002.40	$4.19	$1,000.00	$1,021.02	$4.23	0.83%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

4	DECEMBER 31, 2021

Janus Henderson Multi-Sector Income Fund

Schedule of Investments (unaudited)

December 31, 2021

Shares or Principal Amounts		Value
Asset-Backed/Commercial Mortgage-Backed Securities– 54.4%
Aaset 2019-2 Trust, 6.4130%, 10/16/39 (144A)	$4,723,808	$3,292,801
AB Bsl CLO 1 Ltd 2021-2A A,
ICE LIBOR USD 3 Month + 1.1000%, 1.2238%, 4/15/34 (144A)‡	15,000,000	14,918,850
ACC Auto Trust 2021-A C, 3.7900%, 4/15/27 (144A)	6,000,000	6,049,706
ACC Auto Trust 2021-A D, 6.1000%, 6/15/29 (144A)	3,700,000	3,688,336
Affirm Asset Securitization Trust 2020-A, 6.2300%, 2/18/25 (144A)	1,000,000	1,004,568
Affirm Asset Securitization Trust 2021-A C, 1.6600%, 8/15/25 (144A)	1,200,000	1,198,560
Affirm Asset Securitization Trust 2021-A D, 3.4900%, 8/15/25 (144A)	1,000,000	1,005,348
Affirm Asset Securitization Trust 2021-A E, 5.6500%, 8/15/25 (144A)	2,010,000	2,031,949
AGL CLO 1 Ltd 2021-10A A,
ICE LIBOR USD 3 Month + 1.1300%, 1.2538%, 4/15/34 (144A)‡	5,000,000	4,989,160
AGL CLO 1 Ltd 2021-10A D,
ICE LIBOR USD 3 Month + 2.9000%, 3.0238%, 4/15/34 (144A)‡	10,000,000	9,924,630
Alaska Airlines 2020-1 Class A Pass Through Trust, 4.8000%, 8/15/27 (144A)	7,570,119	8,270,674
Amercian Airlines Inc / AAdvantage Loyalty IP Ltd, 5.5000%, 4/20/26 (144A)	5,859,000	6,092,628
Apidos CLO 2013-12A ER,
ICE LIBOR USD 3 Month + 5.4000%, 5.5261%, 4/15/31 (144A)‡	3,150,000	2,861,180
Apidos CLO 2013-15A A1RR,
ICE LIBOR USD 3 Month + 1.0100%, 1.1415%, 4/20/31 (144A)‡	4,209,000	4,204,442
Atrium CDO Corp 12A AR,
ICE LIBOR USD 3 Month + 0.8300%, 0.9583%, 4/22/27 (144A)‡	11,305,326	11,279,324
Avis Budget Rental Car Funding AESOP LLC 2018-2A D, 3.0400%, 3/20/25 (144A)	13,000,000	12,996,955
Avis Budget Rental Car Funding AESOP LLC 2019-2A D, 3.0400%, 9/22/25 (144A)	5,000,000	4,998,979
Avis Budget Rental Car Funding AESOP LLC 2021-1A D, 3.7100%, 8/20/27 (144A)	6,000,000	5,931,834
BAMLL Commercial Mortgage Securities Trust 2014-FRR4 CK29,
0%, 5/27/23 (144A)	15,370,000	14,003,948
BCP Trust 2021-330N D,
ICE LIBOR USD 1 Month + 2.4920%, 2.6020%, 6/15/38 (144A)‡	10,000,000	9,764,447
Benchmark Mortgage Trust 2021-B24 XA, 1.1547%, 3/15/54‡,¤	56,540,944	4,467,099
Benefit Street Partners CLO Ltd 2016-10A CRR,
ICE LIBOR USD 3 Month + 3.5000%, 3.6315%, 4/20/34 (144A)‡	6,750,000	6,679,415
Benefit Street Partners CLO Ltd 2016-10A DRR,
ICE LIBOR USD 3 Month + 6.7500%, 6.8815%, 4/20/34 (144A)‡	5,000,000	4,883,415
Benefit Street Partners CLO Ltd 2020-21A ER,
ICE LIBOR USD 3 Month + 6.7000%, 6.7843%, 10/15/34 (144A)‡	3,000,000	2,947,725
BlueMountain CLO XXVI Ltd 2019-24A ER,
ICE LIBOR USD 3 Month + 6.8400%, 6.9743%, 4/20/34 (144A)‡	6,500,000	6,292,468
BlueMountain CLO XXVI Ltd 2019-25A D2R,
ICE LIBOR USD 3 Month + 4.1500%, 4.2738%, 7/15/36 (144A)‡	6,250,000	6,141,444
BlueMountain CLO XXVI Ltd 2019-25A ER,
ICE LIBOR USD 3 Month + 7.2500%, 7.3738%, 7/15/36 (144A)‡	6,000,000	5,925,516
BlueMountain CLO XXVI Ltd 2019-26A ER,
ICE LIBOR USD 3 Month + 7.1300%, 0%, 10/20/34 (144A)‡	7,000,000	6,907,999
BlueMountain CLO XXVI Ltd 2020-30A D,
ICE LIBOR USD 3 Month + 3.9000%, 4.0238%, 1/15/33 (144A)‡	4,000,000	4,000,916
BlueMountain CLO XXVI Ltd 2021-28A A,
ICE LIBOR USD 3 Month + 1.2600%, 1.3838%, 4/15/34 (144A)‡	5,000,000	5,005,810
BlueMountain CLO XXVI Ltd 2021-28A E,
ICE LIBOR USD 3 Month + 6.4000%, 6.5238%, 4/15/34 (144A)‡	4,250,000	4,144,188
Business Jet Securities LLC 2019-1C, 6.9480%, 7/15/34 (144A)	2,473,014	2,511,619
Business Jet Securities LLC 2020-1A B, 3.9670%, 11/15/35 (144A)	5,840,807	5,862,440
Business Jet Securities LLC 2021-1A B, 2.9180%, 4/15/36 (144A)	2,468,808	2,417,764
Business Jet Securities LLC 2021-1A C, 5.0670%, 4/15/36 (144A)	2,597,456	2,571,071
BVRT Financing Trust 2021-1F M2, 2.1000%, 7/1/33‡	5,032,760	5,033,533
BVRT Financing Trust 2021-CRT2 M1, 2.1000%, 1/10/31‡	825,284	825,284
BVRT Financing Trust 2021-CRT2 M2, 2.3514%, 11/10/32‡	9,000,000	9,000,000

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	5

Janus Henderson Multi-Sector Income Fund

Schedule of Investments (unaudited)

December 31, 2021

Shares or Principal Amounts		Value
Asset-Backed/Commercial Mortgage-Backed Securities– (continued)
BX Commercial Mortgage Trust 2018-BIOA F,
ICE LIBOR USD 1 Month + 2.4711%, 2.5811%, 3/15/37 (144A)‡	$7,646,373	$7,573,879
BX Commercial Mortgage Trust 2019-XL,
ICE LIBOR USD 1 Month + 2.0000%, 2.1100%, 10/15/36 (144A)‡	2,550,000	2,537,615
BX Commercial Mortgage Trust 2019-XL,
ICE LIBOR USD 1 Month + 2.6500%, 2.7600%, 10/15/36 (144A)‡	15,440,250	15,300,201
BX Commercial Mortgage Trust 2020-BXLP,
ICE LIBOR USD 1 Month + 2.5000%, 2.6100%, 12/15/36 (144A)‡	11,431,711	11,276,665
BX Commercial Mortgage Trust 2021-21M E,
ICE LIBOR USD 1 Month + 2.1710%, 2.2810%, 10/15/36 (144A)‡	9,000,000	8,890,192
BX Commercial Mortgage Trust 2021-ARIA E,
ICE LIBOR USD 1 Month + 2.2445%, 2.3545%, 10/15/36 (144A)‡	10,000,000	9,959,653
BX Commercial Mortgage Trust 2021-LBA EJV,
ICE LIBOR USD 1 Month + 2.0000%, 2.1100%, 2/15/36 (144A)‡	11,200,000	11,113,848
BX Commercial Mortgage Trust 2021-LBA EV,
ICE LIBOR USD 1 Month + 2.0000%, 2.1100%, 2/15/36 (144A)‡	9,000,000	8,926,604
BX Commercial Mortgage Trust 2021-SOAR J,
ICE LIBOR USD 1 Month + 3.7500%, 3.8600%, 6/15/38 (144A)‡	9,299,000	9,181,438
BX Commercial Mortgage Trust 2021-VINO G,
ICE LIBOR USD 1 Month + 3.9523%, 4.0623%, 5/15/38 (144A)‡	12,000,000	12,057,684
BX Commercial Mortgage Trust 2021-VOLT F,
ICE LIBOR USD 1 Month + 2.4000%, 2.5098%, 9/15/36 (144A)‡	8,440,000	8,360,914
BX Commercial Mortgage Trust 2021-VOLT G,
ICE LIBOR USD 1 Month + 2.8500%, 2.9598%, 9/15/36 (144A)‡	6,000,000	5,940,228
Carlyle Global Markets Strategies 2012-3A CR2,
ICE LIBOR USD 3 Month + 3.5000%, 3.6268%, 1/14/32 (144A)‡	4,139,000	3,972,968
Carvana Auto Receivables Trust 2019-2A XS, 0%, 4/15/26 (144A)‡,¤	445,000,000	2,269,500
Carvana Auto Receivables Trust 2019-4A XS, 0%, 10/15/26 (144A)‡,¤	242,500,000	1,503,500
Carvana Auto Receivables Trust 2021-N3 E, 3.1600%, 6/12/28 (144A)	12,890,000	12,467,239
Carvana Auto Receivables Trust 2021-N3 N, 2.5300%, 6/12/28 (144A)	3,000,000	3,000,465
Carvana Auto Receivables Trust 2021-N4 N, 2.9900%, 9/11/28 (144A)	2,000,000	2,000,976
Castlelake Aircraft Securitization Trust 2016-1, 6.1500%, 8/15/41	773,767	657,702
Castlelake Aircraft Securitization Trust 2018-1, 6.6250%, 6/15/43 (144A)	3,830,196	2,920,501
CBAM CLO Management 2019-11RA A2,
ICE LIBOR USD 3 Month + 1.5000%, 1.6249%, 1/20/35 (144A)‡	12,715,000	12,717,149
CBAM CLO Management 2020-13A A,
ICE LIBOR USD 3 Month + 1.4300%, 1.5615%, 1/20/34 (144A)‡	6,000,000	6,018,402
CBAM CLO Management 2021-14A A,
ICE LIBOR USD 3 Month + 1.1000%, 1.2315%, 4/20/34 (144A)‡	15,000,000	14,967,405
CBAM CLO Management 2021-14A D,
ICE LIBOR USD 3 Month + 3.1000%, 3.2315%, 4/20/34 (144A)‡	10,000,000	9,932,200
CGDB Commercial Mortgage Trust 2019-MOB,
ICE LIBOR USD 1 Month + 2.0000%, 2.1098%, 11/15/36 (144A)‡	4,888,000	4,825,202
Chase Auto Credit Linked Note 2021-3 E, 2.1020%, 2/26/29 (144A)	2,057,974	2,042,381
Chase Auto Credit Linked Notes 2021-1 E, 2.3650%, 9/25/28 (144A)	2,771,072	2,769,882
Chase Auto Credit Linked Notes 2021-1 F, 4.2800%, 9/25/28 (144A)	3,337,000	3,349,441
Chase Mortgage Finance Corp 2021-CL1 M4,
US 30 Day Average SOFR + 2.6500%, 2.6997%, 2/25/50 (144A)‡	3,180,110	3,180,107
Chase Mortgage Finance Corp 2021-CL1 M5,
US 30 Day Average SOFR + 3.2500%, 3.2997%, 2/25/50 (144A)‡	1,272,201	1,272,199
CIFC Funding Ltd 2015-3A DR,
ICE LIBOR USD 3 Month + 2.5000%, 2.6236%, 4/19/29 (144A)‡	2,097,500	2,059,823
CIFC Funding Ltd 2016-1A D2RR,
ICE LIBOR USD 3 Month + 4.2500%, 0%, 10/21/31 (144A)‡	5,000,000	4,983,615
CIM Retail Portfolio Trust 2021-RETL E,
ICE LIBOR USD 1 Month + 3.7500%, 3.8600%, 8/15/36 (144A)‡	5,200,000	5,159,985
CIM Trust 2021-NR1 A1, 2.5690%, 7/25/55 (144A)Ç	8,157,118	8,144,763
Citigroup Commercial Mortgage Trust 2018-C5, 0.5355%, 6/10/51‡,¤	36,159,688	1,268,859
Citigroup Commercial Mortgage Trust 2021-PRM2 E,
ICE LIBOR USD 1 Month + 2.4000%, 2.5100%, 10/15/36 (144A)‡	2,000,000	2,017,591

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

6	DECEMBER 31, 2021

Janus Henderson Multi-Sector Income Fund

Schedule of Investments (unaudited)

December 31, 2021

Shares or Principal Amounts		Value
Asset-Backed/Commercial Mortgage-Backed Securities– (continued)
Citigroup Commercial Mortgage Trust 2021-PRM2 F,
ICE LIBOR USD 1 Month + 3.7500%, 3.8600%, 10/15/36 (144A)‡	$6,000,000	$5,999,711
Citigroup Commercial Mortgage Trust 2021-PRM2 G,
ICE LIBOR USD 1 Month + 4.5000%, 4.6100%, 10/15/36 (144A)‡	6,000,000	5,999,707
Citigroup Commercial Mortgage Trust 2021-PRM2 J,
ICE LIBOR USD 1 Month + 5.4000%, 5.5100%, 10/15/36 (144A)‡	6,000,000	5,987,486
Coinstar Funding LLC 2017-1A A2, 5.2160%, 4/25/47 (144A)	12,878,175	12,881,545
Cold Storage Trust 2020-ICE5 F,
ICE LIBOR USD 1 Month + 3.4925%, 3.6022%, 11/15/37 (144A)‡	12,828,026	12,810,421
COLT Funding LLC 2021-3R B1, 3.5630%, 12/25/64 (144A)‡	2,547,000	2,548,682
COLT Funding LLC 2021-3R B2, 4.5660%, 12/25/64 (144A)‡	2,145,000	2,143,719
Conn Funding II LP 2020-A C, 4.2000%, 6/16/25 (144A)	1,383,154	1,389,097
Conn Funding II LP 2021-A B, 2.8700%, 5/15/26 (144A)	3,140,000	3,129,228
Connecticut Avenue Securities Trust 2017-C05 1M2C,
ICE LIBOR USD 1 Month + 2.2000%, 2.3028%, 1/25/30‡	11,211,032	11,413,699
Connecticut Avenue Securities Trust 2018-C05 1B1,
ICE LIBOR USD 1 Month + 4.2500%, 4.3528%, 1/25/31‡	5,692,259	5,952,794
Connecticut Avenue Securities Trust 2018-R07,
ICE LIBOR USD 1 Month + 2.4000%, 2.5019%, 4/25/31 (144A)‡	439,503	441,090
Connecticut Avenue Securities Trust 2018-R07 1B1,
ICE LIBOR USD 1 Month + 4.3500%, 4.4519%, 4/25/31 (144A)‡	4,000,000	4,121,177
Connecticut Avenue Securities Trust 2019-R02,
ICE LIBOR USD 1 Month + 2.3000%, 2.4028%, 8/25/31 (144A)‡	384,202	385,639
Connecticut Avenue Securities Trust 2019-R02,
ICE LIBOR USD 1 Month + 4.1500%, 4.2528%, 8/25/31 (144A)‡	20,849,000	21,224,575
Connecticut Avenue Securities Trust 2019-R03,
ICE LIBOR USD 1 Month + 2.1500%, 2.2528%, 9/25/31 (144A)‡	2,144,716	2,151,525
Connecticut Avenue Securities Trust 2019-R03 1B1,
ICE LIBOR USD 1 Month + 4.1000%, 4.2028%, 9/25/31 (144A)‡	13,230,669	13,505,121
Connecticut Avenue Securities Trust 2019-R04 2B1,
ICE LIBOR USD 1 Month + 5.2500%, 5.3519%, 6/25/39 (144A)‡	6,025,000	6,148,215
Connecticut Avenue Securities Trust 2020-R02,
ICE LIBOR USD 1 Month + 2.0000%, 2.1028%, 1/25/40 (144A)‡	2,977,324	2,982,909
Connecticut Avenue Securities Trust 2021-R02 2B1,
US 30 Day Average SOFR + 3.3000%, 3.3500%, 11/25/41 (144A)‡	10,000,000	10,066,360
Conn's Receivables Funding 2019-B LLC, 4.6000%, 6/17/24 (144A)	3,146,851	3,151,190
Cosmopolitan Hotel Trust 2017,
ICE LIBOR USD 1 Month + 3.0000%, 3.1098%, 11/15/36 (144A)‡	15,872,000	15,870,160
Credit Suisse Commercial Mortgage Trust 2019-ICE4 F,
ICE LIBOR USD 1 Month + 2.6500%, 2.7600%, 5/15/36 (144A)‡	14,200,000	14,108,770
Credit Suisse Commercial Mortgage Trust 2020-TMIC A,
ICE LIBOR USD 1 Month + 3.0000%, 3.2500%, 12/15/35 (144A)‡	15,000,000	15,069,000
Credit Suisse Commercial Mortgage Trust 2020-UNFI,
ICE LIBOR USD 1 Month + 3.6682%, 4.1682%, 12/15/22 (144A)‡	15,000,000	14,980,198
Credit Suisse Commercial Mortgage Trust 2021-WEHO A,
ICE LIBOR USD 1 Month + 3.9693%, 4.0791%, 4/15/23 (144A)‡	13,085,612	13,025,619
CSAIL 2021-C20 XA, 1.0465%, 3/15/54‡,¤	60,498,373	4,641,089
DBCCRE Mortgage Trust 2014-ARCP D, 4.9345%, 1/10/34 (144A)‡	1,000,000	1,037,423
DBCCRE Mortgage Trust 2014-ARCP E, 4.9345%, 1/10/34 (144A)‡	2,848,000	2,903,403
DBCCRE Mortgage Trust 2014-ARCP F, 4.9345%, 1/10/34 (144A)‡	11,442,000	11,297,318
Diamond Infrastructure Funding LLC 2021-1A B, 2.3550%, 4/15/49 (144A)	4,000,000	3,912,026
Diamond Infrastructure Funding LLC 2021-1A C, 3.4750%, 4/15/49 (144A)	3,420,000	3,382,745
Diamond Issuer LLC 2021-1A C, 3.7870%, 11/20/51 (144A)	5,000,000	4,970,959
Diamond Resorts Owner Trust 2021-1A C, 2.7000%, 11/21/33 (144A)	2,101,540	2,101,306
Diamond Resorts Owner Trust 2021-1A D, 3.8300%, 11/21/33 (144A)	1,050,770	1,023,438
DROP Mortgage Trust 2021-FILE D,
ICE LIBOR USD 1 Month + 2.7500%, 2.8600%, 4/15/26 (144A)‡	15,000,000	14,990,265
Dryden Senior Loan Fund 2017-50A E,
ICE LIBOR USD 3 Month + 6.2600%, 6.3838%, 7/15/30 (144A)‡	2,400,000	2,353,469

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	7

Janus Henderson Multi-Sector Income Fund

Schedule of Investments (unaudited)

December 31, 2021

Shares or Principal Amounts		Value
Asset-Backed/Commercial Mortgage-Backed Securities– (continued)
Dryden Senior Loan Fund 2020-83A D,
ICE LIBOR USD 3 Month + 3.5000%, 3.6223%, 1/18/32 (144A)‡	$6,000,000	$6,001,428
Dryden Senior Loan Fund 2020-85A AR,
ICE LIBOR USD 3 Month + 1.1500%, 0%, 10/15/35 (144A)‡	15,000,000	15,002,640
ECAF I Ltd, 5.8020%, 6/15/40 (144A)	3,360,236	1,804,123
Elmwood CLO VIII Ltd 2021-1A A,
ICE LIBOR USD 3 Month + 1.2400%, 1.3715%, 1/20/34 (144A)‡	5,000,000	5,005,280
Elmwood CLO VIII Ltd 2021-1A D,
ICE LIBOR USD 3 Month + 3.0000%, 3.1315%, 1/20/34 (144A)‡	3,000,000	2,968,602
Exeter Automobile Receivables Trust 2020-1A E, 3.7400%, 1/15/27 (144A)	3,000,000	3,105,397
Exeter Automobile Receivables Trust 2020-2A E, 7.1900%, 9/15/27 (144A)	1,017,000	1,123,027
Extended Stay America Trust 2021-ESH E,
ICE LIBOR USD 1 Month + 2.8500%, 2.9600%, 7/15/38 (144A)‡	15,071,591	15,111,543
Extended Stay America Trust 2021-ESH F,
ICE LIBOR USD 1 Month + 3.7000%, 3.8100%, 7/15/38 (144A)‡	3,979,298	3,992,954
ExteNet Issuer LLC, 5.2190%, 7/26/49 (144A)	4,000,000	4,095,872
Fannie Mae Connecticut Avenue Securities,
ICE LIBOR USD 1 Month + 5.0000%, 5.1028%, 7/25/25‡	2,983,521	3,056,395
Fannie Mae Connecticut Avenue Securities,
ICE LIBOR USD 1 Month + 5.7000%, 5.8028%, 4/25/28‡	4,784,660	5,038,226
Fannie Mae REMICS, ICE LIBOR USD 1 Month + 55.0000%, 53.9083%, 10/25/40‡	588,203	2,144,409
Fannie Mae REMICS, 3.0000%, 5/25/48	19,489	20,274
Fannie Mae REMICS, ICE LIBOR USD 1 Month + 6.0500%, 5.9481%, 8/25/48‡,¤	9,453,211	1,491,086
First Investors Auto Owner Trust 2018-1, 7.1600%, 8/15/25 (144A)	5,026,000	5,107,091
Flagstar Mortgage Trust 2021-13IN A17, 3.0000%, 12/30/51 (144A)‡	20,332,950	20,574,403
Flagstar Mortgage Trust 2021-13IN A2, 3.0000%, 12/30/51 (144A)‡	55,775,942	56,752,021
Foursight Capital Auto Receivables Trust 2020-1 F, 4.6200%, 6/15/27 (144A)	1,250,000	1,279,111
Freddie Mac Multifamily Structured Credit Risk 2021-MN1 B1,
US 30 Day Average SOFR + 7.7500%, 7.7997%, 1/25/51 (144A)‡	1,000,000	1,138,236
Freddie Mac Multifamily Structured Credit Risk 2021-MN1 M2,
US 30 Day Average SOFR + 3.7500%, 3.7997%, 1/25/51 (144A)‡	2,000,000	2,035,496
Freddie Mac Multifamily Structured Credit Risk 2021-MN3 M2,
US 30 Day Average SOFR + 4.0000%, 4.0497%, 11/25/51 (144A)‡	10,000,000	10,000,467
Freddie Mac Structured Agency Credit Risk Debt Notes 2018-DNA2 B1,
ICE LIBOR USD 1 Month + 3.7000%, 3.8028%, 12/25/30 (144A)‡	5,607,000	5,779,600
Freddie Mac Structured Agency Credit Risk Debt Notes 2020-HQA3 M2,
ICE LIBOR USD 1 Month + 3.6000%, 3.7028%, 7/25/50 (144A)‡	1,077,864	1,078,842
Freddie Mac Structured Agency Credit Risk Debt Notes 2020-HQA4 B1,
ICE LIBOR USD 1 Month + 5.2500%, 5.3528%, 9/25/50 (144A)‡	8,939,000	9,294,723
Freddie Mac Structured Agency Credit Risk Debt Notes 2020-HQA5 B1,
US 30 Day Average SOFR + 4.0000%, 4.0497%, 11/25/50 (144A)‡	5,441,430	5,667,510
Freddie Mac Structured Agency Credit Risk Debt Notes 2021-DNA2 M2,
US 30 Day Average SOFR + 2.3000%, 2.3497%, 8/25/33 (144A)‡	1,483,000	1,506,395
Freddie Mac Structured Agency Credit Risk Debt Notes 2021-DNA5 B1,
US 30 Day Average SOFR + 3.0500%, 3.0997%, 1/25/34 (144A)‡	6,124,000	6,138,007
FREMF Mortgage Trust 2018-KF45,
ICE LIBOR USD 1 Month + 1.9500%, 2.0440%, 3/25/25 (144A)‡	682,524	682,536
FREMF Mortgage Trust 2018-KL2P BPZ,
ICE LIBOR USD 1 Month + 2.5000%, 2.5940%, 1/25/28 (144A)‡	5,597,272	5,584,132
FREMF Mortgage Trust 2018-KSW4 C,
ICE LIBOR USD 1 Month + 5.0000%, 5.0940%, 10/25/28‡	9,025,000	8,886,094
FREMF Mortgage Trust 2019-KF70 C,
ICE LIBOR USD 1 Month + 6.0000%, 6.0940%, 9/25/29 (144A)‡	16,899,241	16,906,812
FREMF Mortgage Trust 2019-KF72,
ICE LIBOR USD 1 Month + 2.1000%, 2.1940%, 11/25/26 (144A)‡	3,534,171	3,581,945
Gam Resecuritization Trust 2021-FRR1 1A, 0%, 7/28/27 (144A)	4,000,000	3,288,635
Gam Resecuritization Trust 2021-FRR1 1B, 0%, 7/28/27 (144A)	7,500,000	5,870,324
Gam Resecuritization Trust 2021-FRR1 2A, 0%, 12/29/27 (144A)	4,000,000	3,236,171
Gam Resecuritization Trust 2021-FRR1 2B, 0%, 12/29/27 (144A)	10,000,000	7,673,841

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	DECEMBER 31, 2021

Janus Henderson Multi-Sector Income Fund

Schedule of Investments (unaudited)

December 31, 2021

Shares or Principal Amounts		Value
Asset-Backed/Commercial Mortgage-Backed Securities– (continued)
Golden Tree Loan Management US CLO1 Ltd 2017-1A ER2,
ICE LIBOR USD 3 Month + 6.5000%, 6.6343%, 4/20/34 (144A)‡	$5,000,000	$5,006,140
Government National Mortgage Association,
ICE LIBOR USD 1 Month + 5.5500%, 5.4461%, 1/20/44‡,¤	448,907	75,321
Government National Mortgage Association,
ICE LIBOR USD 1 Month + 6.1500%, 6.0425%, 10/16/55‡,¤	546,316	80,872
Government National Mortgage Association, 0.3348%, 1/16/60‡,¤	14,106,119	526,258
Great Wolf Trust,
ICE LIBOR USD 1 Month + 2.7320%, 2.8420%, 12/15/36 (144A)‡	19,500,000	18,934,161
Great Wolf Trust,
ICE LIBOR USD 1 Month + 3.1310%, 3.2410%, 12/15/36 (144A)‡	3,899,000	3,768,268
GS Mortgage Securities Trust 2017-SLP F, 4.5913%, 10/10/32 (144A)‡	6,500,000	6,364,683
GS Mortgage Securities Trust 2017-SLP G, 4.5913%, 10/10/32 (144A)‡	1,831,000	1,760,527
Hertz Vehicle Financing LLC 2021-1A D, 3.9800%, 12/26/25 (144A)	15,000,000	14,897,725
HGI CRE CLO Ltd 2021-FL1 D,
ICE LIBOR USD 1 Month + 2.3500%, 2.4575%, 6/16/36 (144A)‡	5,000,000	4,965,626
Highbridge Loan Management Ltd 10A-16 DR,
ICE LIBOR USD 3 Month + 6.4100%, 6.5443%, 4/20/34 (144A)‡	9,000,000	8,442,081
Highbridge Loan Management Ltd 2021-16A A1,
ICE LIBOR USD 3 Month + 1.1400%, 1.3953%, 1/23/35 (144A)‡	14,722,000	14,713,123
Highbridge Loan Management Ltd 3A-2014 CR,
ICE LIBOR USD 3 Month + 3.6000%, 3.7223%, 7/18/29 (144A)‡	1,600,000	1,585,741
HIN Timeshare Trust 2020-A, 3.4200%, 10/9/39 (144A)	822,868	839,123
Home Partners of America Trust 2021-2 F, 3.7990%, 12/17/26 (144A)	19,988,263	19,591,119
Home Partners of America Trust 2021-3 F, 4.2420%, 1/17/41 (144A)	5,000,000	4,949,826
Hotwire Funding LLC 2021-1 C, 4.4590%, 11/20/51 (144A)	3,000,000	2,978,478
JP Morgan Chase Commercial Mortgage Sec Trust 2021-NYAH E,
ICE LIBOR USD 1 Month + 1.8400%, 1.9500%, 6/15/38 (144A)‡	5,000,000	4,969,039
JP Morgan Chase Commercial Mortgage Sec Trust 2021-NYAH H,
ICE LIBOR USD 1 Month + 3.3900%, 3.5000%, 6/15/38 (144A)‡	5,000,000	4,967,961
Kayne CLO 10 Ltd 2021-10A A,
ICE LIBOR USD 3 Month + 1.1700%, 1.3402%, 4/23/34 (144A)‡	12,500,000	12,504,900
KNDL Mortgage Trust 2019-KNSQ F,
ICE LIBOR USD 1 Month + 2.0000%, 2.1100%, 5/15/36 (144A)‡	2,000,000	1,988,130
LCM LP 14A ER, ICE LIBOR USD 3 Month + 5.5000%, 5.6315%, 7/20/31 (144A)‡	1,475,000	1,321,268
LCM LP XIV, ICE LIBOR USD 3 Month + 1.0400%, 1.1715%, 7/20/31 (144A)‡	4,640,000	4,624,688
Life Financial Services Trust 2021-BMR E,
ICE LIBOR USD 1 Month + 1.7500%, 1.8600%, 3/15/38 (144A)‡	28,000,000	27,684,473
LoanMe Trust SBL 2019-1, 5.2500%, 8/15/30 (144A)	130,223	129,853
LoanMe Trust SBL 2019-1, 10.0000%, 8/15/30 (144A)Ç	9,500,000	9,738,413
Longfellow Place CLO Ltd 2013-1A DRR,
ICE LIBOR USD 3 Month + 4.5000%, 4.6238%, 4/15/29 (144A)‡	3,000,000	2,950,023
LUXE Commercial Mortgage Trust 2021-TRIP E,
ICE LIBOR USD 1 Month + 2.7500%, 2.8600%, 10/15/38 (144A)‡	8,000,000	7,916,535
LUXE Commercial Mortgage Trust 2021-TRIP F,
ICE LIBOR USD 1 Month + 3.2500%, 3.3600%, 10/15/38 (144A)‡	8,000,000	7,846,784
Luxury Lease Partners Auto Trust 2021-ARC2 A, 3.0000%, 7/15/27 (144A)	3,847,243	3,867,151
Madison Park Funding Ltd 2016-22A DR,
ICE LIBOR USD 3 Month + 3.5000%, 3.6238%, 1/15/33 (144A)‡	17,000,000	16,965,847
Madison Park Funding Ltd 2018-30A D,
ICE LIBOR USD 3 Month + 2.5000%, 2.6238%, 4/15/29 (144A)‡	622,900	612,841
Madison Park Funding Ltd 2018-32A A1R,
ICE LIBOR USD 3 Month + 1.0000%, 1.1383%, 1/22/31 (144A)‡	10,000,000	10,000,250
Madison Park Funding Ltd 2018-32A DR,
ICE LIBOR USD 3 Month + 3.2000%, 3.3383%, 1/22/31 (144A)‡	7,000,000	7,000,035
Madison Park Funding Ltd 2021-38A A,
ICE LIBOR USD 3 Month + 1.1200%, 0%, 7/17/34 (144A)‡	5,000,000	4,994,330
Magnetite CLO Ltd 2015-12A ARR,
ICE LIBOR USD 3 Month + 1.1000%, 1.2238%, 10/15/31 (144A)‡	4,375,000	4,375,210

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

Janus Henderson Multi-Sector Income Fund

Schedule of Investments (unaudited)

December 31, 2021

Shares or Principal Amounts		Value
Asset-Backed/Commercial Mortgage-Backed Securities– (continued)
MBRT 2019-MBR H1,
ICE LIBOR USD 1 Month + 4.2500%, 4.3600%, 11/15/36 (144A)‡	$5,000,000	$4,957,048
MBRT 2019-MBR H2,
ICE LIBOR USD 1 Month + 5.2000%, 5.3100%, 11/15/36 (144A)‡	1,950,000	1,940,007
MED Trust 2021-MDLN D,
ICE LIBOR USD 1 Month + 2.0000%, 2.1100%, 11/15/38 (144A)‡	18,386,000	18,320,353
MED Trust 2021-MDLN F,
ICE LIBOR USD 1 Month + 4.0000%, 4.1100%, 11/15/38 (144A)‡	7,733,000	7,675,005
MED Trust 2021-MDLN G,
ICE LIBOR USD 1 Month + 5.2500%, 5.3600%, 11/15/38 (144A)‡	15,000,000	14,889,607
Mello Mortgage Capital Acceptance Trust 2021-INV4 A3,
2.5000%, 12/25/51 (144A)‡	3,777,247	3,776,681
Mello Warehouse Securitization Trust 2021-1 F,
ICE LIBOR USD 1 Month + 2.7500%, 2.8393%, 2/25/55 (144A)‡	3,386,000	3,385,996
Mercury Financial Credit Card Master Trust 2021-1A B,
2.3300%, 3/20/26 (144A)	5,000,000	4,991,273
Mercury Financial Credit Card Master Trust 2021-1A C,
4.2100%, 3/20/26 (144A)	4,000,000	4,028,396
MHC Commercial Mortgage Trust 2021-MHC E,
ICE LIBOR USD 1 Month + 2.1010%, 2.2107%, 4/15/38 (144A)‡	3,000,000	2,986,668
MHC Commercial Mortgage Trust 2021-MHC G,
ICE LIBOR USD 1 Month + 3.2010%, 3.3107%, 4/15/38 (144A)‡	10,620,000	10,575,299
Mission Lane Credit Card Master Trust 2021-A B, 2.2400%, 9/15/26 (144A)	3,000,000	2,949,266
Mission Lane Credit Card Master Trust 2021-A C, 4.7500%, 9/15/26 (144A)	5,000,000	4,922,782
Morgan Stanley Capital I Trust 2007-T27 AJ, 6.0143%, 6/11/42‡	12,988,697	12,988,697
MRCD 2019-MARK Mortgage Trust, 2.7175%, 12/15/36 (144A)	13,000,000	12,222,633
Multifamily Connecticut Avenue Securities Trust 2019-01,
ICE LIBOR USD 1 Month + 3.2500%, 3.3519%, 10/15/49 (144A)‡	18,756,000	18,465,183
Multifamily Connecticut Avenue Securities Trust 2020-01,
ICE LIBOR USD 1 Month + 3.7500%, 3.8519%, 3/25/50 (144A)‡	9,946,000	10,091,949
Multifamily Connecticut Avenue Securities Trust 2020-01 CE,
ICE LIBOR USD 1 Month + 7.5000%, 7.6019%, 3/25/50 (144A)‡	2,000,000	2,114,898
MVW Owner Trust 2021-1WA C, 1.9400%, 1/22/41 (144A)	1,064,254	1,042,040
MVW Owner Trust 2021-1WA D, 3.1700%, 1/22/41 (144A)	3,363,044	3,322,869
NBC Funding LLC 2021-1 B, 4.9700%, 7/30/51 (144A)	3,000,000	2,976,761
Neighborly Issuer LLC 2021-1A A2, 3.5840%, 4/30/51 (144A)	13,337,975	13,390,208
Neuberger Berman CLO Ltd,
ICE LIBOR USD 3 Month + 2.8000%, 2.9359%, 1/28/30 (144A)‡	6,000,000	5,925,252
Neuberger Berman CLO Ltd 2021-42A A,
ICE LIBOR USD 3 Month + 1.1000%, 1.2223%, 7/16/35 (144A)‡	6,000,000	5,986,578
NW Re-Remic Trust 2021-FRR1 BK88, 2.6775%, 12/18/51 (144A)	20,000,000	17,610,682
Oak Hill Credit Partners 2012-7A AR3,
ICE LIBOR USD 3 Month + 1.0700%, 1.2296%, 2/20/34 (144A)‡	5,000,000	4,981,355
Oak Street Investment Grade Net Lease Fund 2020-1A B1,
5.1100%, 11/20/50 (144A)	4,499,000	4,706,391
Oak Street Investment Grade Net Lease Fund 2021-1A B1,
4.2300%, 1/20/51 (144A)	2,400,000	2,460,934
Oasis Securitisation 2021-2A A, 2.1430%, 10/15/33 (144A)	9,670,153	9,651,855
Oasis Securitisation 2021-2A B, 5.1470%, 10/15/33 (144A)	9,670,719	9,980,817
Oasis Securitization 2020-2A, 4.2624%, 5/15/32 (144A)	1,142,304	1,146,840
Oasis Securitization 2021-1A A, 2.5792%, 2/15/33 (144A)	3,757,089	3,757,859
OCP CLO Ltd, ICE LIBOR USD 3 Month + 3.0000%, 3.1239%, 4/24/29 (144A)‡	6,000,000	6,001,248
Octagon Investment Partners 42 Ltd 2019-3A AR,
ICE LIBOR USD 3 Month + 1.1400%, 1.2638%, 7/15/34 (144A)‡	10,000,000	9,982,990
Octagon Investment Partners 42 Ltd 2019-3A ER,
ICE LIBOR USD 3 Month + 6.7500%, 6.8738%, 7/15/34 (144A)‡	7,000,000	6,894,377
Octagon Investment Partners 44 Ltd 2019-1A AR,
ICE LIBOR USD 3 Month + 1.1800%, 1.2638%, 10/15/34 (144A)‡	15,000,000	15,002,640
Octagon Investment Partners 44 Ltd 2019-1A ER,
ICE LIBOR USD 3 Month + 6.7500%, 6.8338%, 10/15/34 (144A)‡	6,600,000	6,329,077

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	DECEMBER 31, 2021

Janus Henderson Multi-Sector Income Fund

Schedule of Investments (unaudited)

December 31, 2021

Shares or Principal Amounts		Value
Asset-Backed/Commercial Mortgage-Backed Securities– (continued)
Octagon Investment Partners 56 Ltd 2021-1A A,
ICE LIBOR USD 3 Month + 1.1600%, 1.2821%, 10/15/34 (144A)‡	$11,000,000	$10,993,543
Octagon Investment Partners XXI Ltd 2014-1A AAR3,
ICE LIBOR USD 3 Month + 1.0000%, 1.1560%, 2/14/31 (144A)‡	8,000,000	8,000,280
Ondeck Asset Securitization Trust LLC 2021-1A C, 2.9700%, 5/17/27 (144A)	3,000,000	2,973,401
Onslow Bay Financial LLC 2021-INV3 A3, 2.5000%, 10/25/51 (144A)‡	5,873,486	5,872,077
Pagaya AI Debt Selection Trust 2021-1 CERT, 0%, 11/15/27 (144A)‡,¤	1,846,154	3,243,113
Palmer Square CLO Ltd 2018-2A A1A,
ICE LIBOR USD 3 Month + 1.1000%, 1.2223%, 7/16/31 (144A)‡	6,312,000	6,314,298
Palmer Square Loan Funding 2019-4 Ltd,
ICE LIBOR USD 3 Month + 3.2500%, 3.3739%, 10/24/27 (144A)‡	5,000,000	5,002,875
Palmer Square Loan Funding 2020-2 Ltd,
ICE LIBOR USD 3 Month + 3.0000%, 3.1315%, 4/20/28 (144A)‡	7,000,000	7,001,092
Palmer Square Loan Funding 2020-4A C,
ICE LIBOR USD 3 Month + 3.6000%, 3.7293%, 11/25/28 (144A)‡	3,000,000	3,003,009
Pawnee Equipment Receivables Series 2019-1 LLC, 3.8000%, 1/15/26 (144A)	4,467,000	4,461,582
Pawnee Equipment Receivables Series 2020-1 LLC, 5.4300%, 7/15/27 (144A)	6,165,000	6,197,456
Perimeter Master Note Business Trust, 5.2100%, 5/15/24 (144A)	2,250,000	2,305,619
Planet Fitness Master Issuer LLC 2019-1A, 3.8580%, 12/5/49 (144A)	4,088,560	4,188,559
PNT 2021-1 A1, 3.2282%, 2/25/52 (144A)‡	7,433,578	7,562,892
Preston Ridge Partners Mortgage Trust 2021-10 A1, 2.4870%, 10/25/26 (144A)Ç	11,379,685	11,350,761
Preston Ridge Partners Mortgage Trust 2021-9 A1, 2.3630%, 10/25/26 (144A)‡	7,844,255	7,799,850
Pretium Mortgage Credit Partners LLC 2021-RN4 A1, 2.4871%, 10/25/51 (144A)‡	21,563,284	22,000,000
PRIMA Capital Ltd, 4.2500%, 12/25/50 (144A)	10,500,000	9,991,822
Progress Residential Trust 2021-SFR11 F, 4.4200%, 1/17/39 (144A)	4,885,000	4,882,120
Project Silver, 6.9000%, 7/15/44 (144A)‡	898,315	542,501
Raptor Aircraft Finance I LLC, 4.2130%, 8/23/44 (144A)	11,191,818	10,036,735
Regatta XV Funding Ltd 2018-4A D,
ICE LIBOR USD 3 Month + 6.5000%, 6.6239%, 10/25/31 (144A)‡	2,350,000	2,281,091
Regatta XXIII Funding Ltd 2021-4A A1,
ICE LIBOR USD 3 Month + 1.1500%, 1.2604%, 1/20/35 (144A)‡	17,058,626	17,048,306
Regatta XXIII Funding Ltd 2021-4A E,
ICE LIBOR USD 3 Month + 6.7000%, 6.8104%, 1/20/35 (144A)‡	5,000,000	4,982,055
Sand Trust 2021-1A D, ICE LIBOR USD 3 Month + 3.5500%, 0%, 10/15/34 (144A)‡	10,000,000	9,886,640
Santander Consumer Auto Receivables Trust 2020-BA, 4.1300%, 1/15/27 (144A)	1,500,000	1,550,643
Santander Consumer Auto Receivables Trust 2021-AA E,
3.2800%, 3/15/27 (144A)	1,750,000	1,765,493
Santander Prime Auto Issuance Notes Trust 2018-A, 6.8000%, 9/15/25 (144A)	1,268,574	1,279,054
SB Multifamily Repack Trust 2020-FRR2 A1, 4.0000%, 12/27/39 (144A)‡	9,348,349	10,694,265
SEB Funding LLC 2021-1A A2, 4.9690%, 1/30/52 (144A)	8,000,000	7,977,859
Sequoia Mortgage Trust 2018-8, 0.2604%, 11/25/48 (144A)‡,¤	23,130,249	1,307
Sierra Receivables Funding Co LLC 2020-2A D, 6.5900%, 7/20/37 (144A)	3,703,919	3,866,174
Sierra Receivables Funding Co LLC 2021-1A C, 1.7900%, 11/20/37 (144A)	3,841,049	3,807,450
Sierra Receivables Funding Co LLC 2021-1A D, 3.1700%, 11/20/37 (144A)	3,648,996	3,635,798
Sierra Timeshare 2019-1 Receivables Funding LLC, 4.7500%, 1/20/36 (144A)	2,170,578	2,208,134
Sierra Timeshare 2019-2 Receivables Funding LLC, 4.5400%, 5/20/36 (144A)	2,445,588	2,481,355
Sprite 2017-1 Ltd, 6.9000%, 12/15/37 (144A)‡	3,423,819	2,154,022
Sprite Limited 2021-1 B, 5.1000%, 11/15/46 (144A)	5,954,520	5,837,401
Sprite Limited 2021-1 C, 8.8350%, 11/15/46 (144A)	5,928,600	5,837,179
Spruce Hill Mortgage Loan Trust 2020-SH2, 3.4070%, 6/25/55 (144A)‡	1,274,743	1,280,558
SREIT Trust 2021-FLWR D,
ICE LIBOR USD 1 Month + 1.3750%, 1.4850%, 7/15/36 (144A)‡	6,649,000	6,532,538
SREIT Trust 2021-MFP F,
ICE LIBOR USD 1 Month + 2.6249%, 2.7249%, 11/15/38 (144A)‡	15,000,000	14,826,620
Summit Issuer LLC 2020-1A A2, 2.2900%, 12/20/50 (144A)	6,000,000	5,959,612
Summit Issuer LLC 2020-1A B, 3.1790%, 12/20/50 (144A)	2,500,000	2,493,731
Symphony CLO Ltd 2012-9A D2R2,
ICE LIBOR USD 3 Month + 4.1000%, 4.2223%, 7/16/32 (144A)‡	11,000,000	10,910,075

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	11

Janus Henderson Multi-Sector Income Fund

Schedule of Investments (unaudited)

December 31, 2021

Shares or Principal Amounts		Value
Asset-Backed/Commercial Mortgage-Backed Securities– (continued)
Symphony CLO Ltd 2014-15A DR2,
ICE LIBOR USD 3 Month + 4.0000%, 4.1223%, 1/17/32 (144A)‡	$2,000,000	$2,000,408
Symphony CLO Ltd 2021-26A ER,
ICE LIBOR USD 3 Month + 7.5000%, 7.6315%, 4/20/33 (144A)‡	10,000,000	10,027,650
Tesla Auto Lease Trust 2020-A, 4.6400%, 8/20/24 (144A)	1,430,000	1,476,495
Thrust Engine Leasing 2021-1A A, 4.1630%, 7/15/40 (144A)	9,874,315	9,912,051
Thunderbolt Aircraft Lease Ltd 2017-A B, 5.7500%, 5/17/32 (144A)Ç	2,368,445	2,154,947
TVEST LLC 2021-A B, 0%, 9/15/33 (144A)	6,550,000	4,986,188
United Auto Credit Securitization Trust 2019-1 F, 6.0500%, 1/12/26 (144A)	4,000,000	4,021,527
United Wholesale Mortgage LLC 2021-INV4 A15, 2.5000%, 12/25/51 (144A)‡	16,057,624	15,845,614
Upstart Securitization Trust 2019-2 C, 4.7830%, 9/20/29 (144A)	13,032,000	13,201,501
Upstart Securitization Trust 2019-3 C, 5.3810%, 1/21/30 (144A)	8,000,000	8,177,855
Upstart Securitization Trust 2020-3 C, 6.2500%, 11/20/30 (144A)	12,000,000	12,547,799
Upstart Securitization Trust 2021-1 B, 1.8900%, 3/20/31 (144A)	2,400,000	2,394,484
Upstart Securitization Trust 2021-1 C, 4.0600%, 3/20/31 (144A)	3,250,000	3,270,496
VASA Trust 2021-VASA D,
ICE LIBOR USD 1 Month + 2.1000%, 2.2100%, 7/15/39 (144A)‡	7,000,000	7,025,871
VASA Trust 2021-VASA F,
ICE LIBOR USD 1 Month + 3.9000%, 4.0100%, 7/15/39 (144A)‡	5,500,000	5,453,120
VB-S1 Issuer LLC, 5.2500%, 2/15/48 (144A)	664,000	669,128
VB-S1 Issuer LLC 2020-2A B, 3.2290%, 9/15/50 (144A)	5,750,000	5,771,294
VB-S1 Issuer LLC 2020-2A C, 4.4590%, 9/15/50 (144A)	6,000,000	6,166,734
Venture CDO Ltd 2021-42A A1A,
ICE LIBOR USD 3 Month + 1.1300%, 1.2538%, 4/15/34 (144A)‡	10,000,000	9,978,400
Voya CLO Ltd 2014-4A CR2,
ICE LIBOR USD 3 Month + 3.3500%, 3.4768%, 7/14/31 (144A)‡	7,000,000	6,670,853
Voya CLO Ltd 2018-2A E,
ICE LIBOR USD 3 Month + 5.2500%, 5.3738%, 7/15/31 (144A)‡	1,625,000	1,455,095
Voya CLO Ltd 2021-1A A,
ICE LIBOR USD 3 Month + 1.1400%, 0%, 7/15/34 (144A)‡	5,000,000	4,991,760
Vx Cargo 2018-1 Trust, 5.4380%, 12/15/33 (144A)	3,053,097	3,069,490
Wells Fargo Commercial Mortgage Trust 2021-C61 XA, 1.3773%, 11/15/54‡,¤	81,915,000	7,897,412
Westlake Automobile Receivable Trust 2020-3A F, 5.1100%, 5/17/27 (144A)	7,000,000	7,131,925
Westlake Automobile Receivable Trust 2021-3A E, 3.4200%, 4/15/27 (144A)	5,000,000	4,963,612
Westlake Automobile Receivables Trust 2018-2, 6.0400%, 1/15/25 (144A)	1,600,000	1,612,744
Westlake Automobile Receivables Trust 2019-1, 5.6700%, 2/17/26 (144A)	2,000,000	2,054,534
Willis Engine Securitization Trust 2020-A B, 4.2120%, 3/15/45 (144A)	5,867,653	5,341,206
Willis Engine Securitization Trust 2020-A C, 6.6570%, 3/15/45 (144A)	1,936,312	1,360,145
Z Capital Credit Partners CLO 2018-1 Ltd,
ICE LIBOR USD 3 Month + 2.4500%, 2.5723%, 1/16/31 (144A)‡	1,250,000	1,250,098
Z Capital Credit Partners CLO 2018-1A A2 Ltd,
ICE LIBOR USD 3 Month + 1.5600%, 1.6823%, 1/16/31 (144A)‡	3,090,000	3,090,470
Zaxby's Funding LLC 2021-1A A2, 3.2380%, 7/30/51 (144A)	3,290,753	3,321,522
Total Asset-Backed/Commercial Mortgage-Backed Securities (cost $1,933,518,563)		1,919,554,217
Bank Loans and Mezzanine Loans– 10.1%
Basic Industry – 1.1%
Aruba Investments Holdings LLC,
ICE LIBOR USD 3 Month + 7.7500%, 8.5000%, 11/24/28‡	5,786,000	5,795,663
GEON Performance Solutions,
ICE LIBOR USD 3 Month + 4.7500%, 5.5000%, 8/18/28‡	4,870,405	4,917,717
Herens US Holdco Corp, ICE LIBOR USD 6 Month + 4.0000%, 4.7500%, 7/3/28‡	7,653,846	7,662,642
INEOS US Petrochem LLC, ICE LIBOR USD 1 Month + 2.7500%, 3.2500%, 1/29/26‡	3,603,890	3,600,155
Luxembourg Investment Co 428 Sarl, SOFR + 5.0000%, 5.6000%, 10/20/28ƒ,‡	11,937,317	11,877,631
Spa US HoldCo Inc, ICE LIBOR USD 3 Month + 4.0000%, 4.7500%, 2/4/28‡	4,893,117	4,893,117
		38,746,925
Capital Goods – 1.3%
Arcline FM Holdings LLC,
ICE LIBOR USD 3 Month + 8.2500%, 9.0000%, 6/15/29ƒ,‡	12,859,010	12,826,862

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

12	DECEMBER 31, 2021

Janus Henderson Multi-Sector Income Fund

Schedule of Investments (unaudited)

December 31, 2021

Shares or Principal Amounts			Value
Bank Loans and Mezzanine Loans– (continued)
Capital Goods– (continued)
Cobham Ultra US Co - Borrower LLC,
ICE LIBOR USD 1 Month + 3.7500%, 4.2500%, 11/17/28ƒ,‡	$1,557,692		$1,551,368
CP Atlas Buyer Inc, ICE LIBOR USD 3 Month + 3.7500%, 4.2500%, 11/23/27‡	2,215,385		2,208,605
PECF USS Intermediate Holding III Corp,
ICE LIBOR USD 3 Month + 4.2500%, 4.7500%, 12/15/28‡	10,724,588		10,728,448
Standard Industries Inc, ICE LIBOR USD 3 Month + 2.5000%, 3.0000%, 9/22/28‡	8,437,633		8,441,176
Watlow Electric Manufacturing Co,
ICE LIBOR USD 3 Month + 3.7500%, 4.2500%, 3/2/28ƒ,‡	4,852,665		4,839,029
White Cap Buyer LLC, ICE LIBOR USD 1 Month + 4.0000%, 4.5000%, 10/19/27‡	5,170,582		5,171,151
			45,766,639
Communications – 0.8%
Consolidated Communications Inc,
ICE LIBOR USD 1 Month + 3.5000%, 4.2500%, 10/2/27‡	1,657,919		1,654,039
Eagle Broadband Investments LLC,
ICE LIBOR USD 1 Month + 3.0000%, 3.7500%, 11/12/27‡	4,507,541		4,510,402
Formula One Management Ltd,
ICE LIBOR USD 1 Month + 2.5000%, 3.5000%, 2/1/24‡	6,184,565		6,174,236
Hunter Holdco 3 Ltd, ICE LIBOR USD 3 Month + 4.2500%, 4.7500%, 8/19/28‡	5,115,849		8,091,280
Lions Gate Capital Holdings LLC,
ICE LIBOR USD 1 Month + 1.7500%, 1.8543%, 3/22/23‡	5,847,868		5,945,860
Virgin Media SFA Finance Ltd,
ICE LIBOR USD 1 Month + 3.2500%, 3.3448%, 11/15/27‡	550,000	GBP	732,455
			27,108,272
Consumer Cyclical – 2.7%
84 Lumber Co, ICE LIBOR USD 1 Month + 3.0000%, 3.7500%, 11/13/26‡	1,961,780		1,966,734
Boardriders Inc, ICE LIBOR USD 3 Month + 6.5000%, 7.5000%, 4/23/24ƒ,‡	4,689,086		2,625,888
Boardriders Inc, ICE LIBOR USD 3 Month + 8.0000%, 9.0000%, 4/23/24‡,¢	1,392		1,392
Driven Performance Brands Inc,
ICE LIBOR USD 1 Month + 3.0000%, 3.5169%, 11/17/28‡	4,625,693		4,614,129
Enterprise Development Authority/The,
ICE LIBOR USD 1 Month + 4.2500%, 5.0000%, 2/28/28‡	5,465,492		5,524,957
Kodiak BP LLC, ICE LIBOR USD 3 Month + 3.2500%, 4.0000%, 3/12/28ƒ,‡	2,752,763		2,736,676
Loire Finco Luxembourg,
Euro Interbank Offered Rate 12 Month + 3.0000%, 3.0000%, 4/21/27‡	2,660,000	EUR	2,961,026
Loire Finco Luxembourg, ICE LIBOR USD 1 Month + 3.2500%, 3.3543%, 4/21/27‡	11,417,233		11,302,774
Mic Glen LLC, ICE LIBOR USD 3 Month + 6.7500%, 7.2500%, 7/20/29‡	7,907,942		7,914,506
Murphy USA Inc, ICE LIBOR USD 1 Month + 1.7500%, 2.2500%, 1/31/28‡	2,252,088		2,251,142
Playtika Holding Corp, ICE LIBOR USD 1 Month + 2.7500%, 2.8543%, 3/13/28‡	9,042,668		9,016,310
Rent-A-Center Inc, ICE LIBOR USD 1 Month + 3.2500%, 3.7500%, 2/17/28‡	4,974,937		4,971,908
Sovos Brands Intermediate Inc,
ICE LIBOR USD 3 Month + 3.7500%, 4.5000%, 6/8/28‡	3,495,764		3,490,660
Stars Group Holdings BV, ICE LIBOR USD 3 Month + 2.2500%, 2.4738%, 7/21/26‡	20,421,137		20,385,719
Tacala Investment Corp, ICE LIBOR USD 1 Month + 3.5000%, 4.2500%, 2/5/27‡	6,989,146		6,984,175
Tacala Investment Corp, ICE LIBOR USD 1 Month + 7.5000%, 8.2500%, 2/4/28‡	5,683,991		5,643,748
Woof Holdings Inc, ICE LIBOR USD 3 Month + 7.2500%, 8.0000%, 12/21/28‡	1,707,290		1,716,902
			94,108,646
Consumer Non-Cyclical – 1.2%
Bayou Intermediate II LLC,
ICE LIBOR USD 3 Month + 4.5000%, 5.2500%, 8/2/28‡	9,000,000		9,022,500
Eyecare Partners LLC, ICE LIBOR USD 3 Month + 6.7500%, 7.2500%, 11/15/29‡	7,500,000		7,500,000
Journey Personal Care Corp,
ICE LIBOR USD 3 Month + 4.2500%, 5.0000%, 3/1/28‡	4,677,974		4,683,866
Mamba Purchaser Inc, ICE LIBOR USD 1 Month + 3.7500%, 4.2500%, 10/16/28‡	3,000,000		2,994,990
Mamba Purchaser Inc, ICE LIBOR USD 1 Month + 6.5000%, 7.0000%, 10/15/29‡	4,000,000		4,005,000
National Mentor Holdings Inc,
ICE LIBOR USD 3 Month + 7.2500%, 8.0000%, 3/2/29‡	1,742,478		1,731,588
Sharp Midco LLC, ICE LIBOR USD 1 Month + 4.0000%, 4.5000%, 12/14/28ƒ,‡	4,605,263		4,593,750

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	13

Janus Henderson Multi-Sector Income Fund

Schedule of Investments (unaudited)

December 31, 2021

Shares or Principal Amounts		Value
Bank Loans and Mezzanine Loans– (continued)
Consumer Non-Cyclical– (continued)
Sunshine Luxembourg VII Sarl,
ICE LIBOR USD 3 Month + 3.7500%, 4.5000%, 10/1/26‡	$3,545,114	$3,565,168
Surgery Center Holdings Inc,
ICE LIBOR USD 1 Month + 3.7500%, 4.5000%, 8/31/26‡	2,661,159	2,664,527
		40,761,389
Insurance – 0.4%
Asurion LLC, ICE LIBOR USD 1 Month + 5.2500%, 5.3543%, 1/20/29‡	13,542,000	13,477,134
Other Diversified Financial Services – 0.1%
IGT Holding IV AB, ICE LIBOR USD 3 Month + 3.5000%, 4.0000%, 3/31/28‡	5,484,555	5,481,215
Technology – 2.2%
Acuris Finance US Inc, ICE LIBOR USD 3 Month + 4.0000%, 4.5000%, 2/16/28‡	2,570,885	2,576,387
Altar Bidco Inc, SOFR + 3.3500%, 3.8500%, 11/17/28ƒ,‡	8,434,093	8,402,465
Altar Bidco Inc, ICE LIBOR USD 3 Month + 5.6000%, 6.1000%, 11/16/29ƒ,‡	2,628,752	2,632,038
Epicor Software Corp, ICE LIBOR USD 1 Month + 3.2500%, 4.0000%, 7/30/27‡	7,304,538	7,312,924
Magenta Buyer LLC, ICE LIBOR USD 3 Month + 8.2500%, 9.0000%, 7/27/29‡	8,900,000	8,819,366
Mitchell International Inc,
ICE LIBOR USD 1 Month + 3.7500%, 4.2500%, 10/15/28‡	7,840,000	7,786,923
Project Sky Merger Sub Inc,
ICE LIBOR USD 1 Month + 6.0000%, 6.5000%, 10/8/29‡	3,299,000	3,290,753
Proofpoint Inc, ICE LIBOR USD 3 Month + 3.2500%, 3.7500%, 8/31/28‡	10,850,000	10,796,618
RealPage Inc, ICE LIBOR USD 1 Month + 3.2500%, 3.7500%, 4/24/28‡	8,102,812	8,093,958
Redstone Holdco 2 LP, ICE LIBOR USD 3 Month + 7.7500%, 8.5000%, 4/27/29‡	8,825,000	8,104,262
Sunshine Software Merger Sub Inc,
ICE LIBOR USD 3 Month + 3.7500%, 4.2500%, 10/16/28‡	4,977,000	4,957,440
UKG Inc, ICE LIBOR USD 1 Month + 3.2500%, 3.7500%, 5/4/26‡	2,630,340	2,614,716
UKG Inc, ICE LIBOR USD 1 Month + 5.2500%, 5.7500%, 5/3/27‡	3,746,698	3,753,742
		79,141,592
Transportation – 0.3%
First Student Bidco Inc, ICE LIBOR USD 3 Month + 3.0000%, 3.5000%, 7/21/28‡	7,303,922	7,270,470
First Student Bidco Inc, ICE LIBOR USD 3 Month + 3.0000%, 3.5000%, 7/21/28‡	2,696,078	2,683,730
		9,954,200
Total Bank Loans and Mezzanine Loans (cost $352,511,745)		354,546,012
Corporate Bonds– 27.0%
Banking – 1.2%
Banco La Hipotecaria SA, 5.5000%, 9/15/23 (144A)	5,700,000	6,023,683
Banco La Hipotecaria SA, 4.1250%, 12/15/24 (144A)	5,000,000	5,227,168
Bank of New York Mellon Corp,
US Treasury Yield Curve Rate 5 Year + 4.3580%, 4.7000%‡,µ	2,998,000	3,198,117
Citigroup Inc, ICE LIBOR USD 3 Month + 3.9050%, 5.9500%‡,µ	7,082,000	7,577,740
HSBC Holdings PLC, SOFR + 1.9470%, 2.3570%, 8/18/31‡	5,226,000	5,105,771
JPMorgan Chase & Co, SOFR + 3.3800%, 5.0000%‡,µ	3,476,000	3,571,590
JPMorgan Chase & Co, SOFR + 3.1250%, 4.6000%‡,µ	2,512,000	2,577,940
SVB Financial Group,
US Treasury Yield Curve Rate 5 Year + 3.0740%, 4.2500%‡,µ	3,350,000	3,396,900
SVB Financial Group,
US Treasury Yield Curve Rate 10 Year + 3.0640%, 4.1000%‡,µ	6,392,000	6,321,688
		43,000,597
Basic Industry – 2.3%
Allegheny Technologies Inc, 5.1250%, 10/1/31	9,137,000	9,205,527
Arconic Rolled Products, 6.1250%, 2/15/28 (144A)	6,341,000	6,748,092
Axalta Coating Systems Ltd, 3.3750%, 2/15/29 (144A)	8,877,000	8,588,497
First Quantum Minerals Ltd, 7.5000%, 4/1/25 (144A)	8,616,000	8,863,279
Freeport-McMoRan Inc, 5.2500%, 9/1/29	6,222,000	6,813,090
Hudbay Minerals Inc, 4.5000%, 4/1/26 (144A)	6,918,000	6,918,000
Hudbay Minerals Inc, 6.1250%, 4/1/29 (144A)	6,957,000	7,377,098
IAMGOLD Corp, 5.7500%, 10/15/28 (144A)	8,423,000	8,275,597
Iris Holdings Inc, 8.7500% (8.75% Cash or 9.50% PIK), 2/15/26 (144A)Ø	6,203,000	6,241,769
Neon Holdings Inc, 10.1250%, 4/1/26 (144A)	6,330,000	6,743,412

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

14	DECEMBER 31, 2021

Janus Henderson Multi-Sector Income Fund

Schedule of Investments (unaudited)

December 31, 2021

Shares or Principal Amounts			Value
Corporate Bonds– (continued)
Basic Industry– (continued)
Olympus Water US Holding Corp, 6.2500%, 10/1/29 (144A)	$6,693,000		$6,525,675
			82,300,036
Brokerage – 0.9%
Charles Schwab Corp,
US Treasury Yield Curve Rate 5 Year + 3.1680%, 4.0000%‡,µ	8,639,000		8,811,780
Charles Schwab Corp,
US Treasury Yield Curve Rate 5 Year + 4.9710%, 5.3750%‡,µ	2,255,000		2,457,950
Coinbase Global Inc, 3.3750%, 10/1/28 (144A)	6,582,000		6,145,943
Coinbase Global Inc, 3.6250%, 10/1/31 (144A)	10,595,000		9,747,400
Jane Street Group / JSG Finance Inc, 4.5000%, 11/15/29 (144A)	4,209,000		4,251,090
			31,414,163
Capital Goods – 3.4%
ARD Finance SA, 5.0000% (5.00% Cash or 5.75% PIK), 6/30/27Ø	12,896,000	EUR	15,055,096
ARD Finance SA, 5.0000% (5.00% Cash or 5.75% PIK), 6/30/27 (144A)Ø	2,000,000	EUR	2,334,847
ARD Finance SA, 6.5000% (6.50% Cash or 7.25% PIK), 6/30/27 (144A)Ø	3,542,344		3,648,614
Ardagh Packaging Finance PLC / Ardagh Holdings USA Inc,
4.1250%, 8/15/26 (144A)	7,429,000		7,596,152
Ardagh Packaging Finance PLC / Ardagh Holdings USA Inc,
5.2500%, 8/15/27 (144A)	4,928,000		4,958,800
CP Atlas Buyer Inc, 7.0000%, 12/1/28 (144A)#	6,288,000		6,256,560
HT Troplast GmbH, 9.2500%, 7/15/25 (144A)	2,790,000	EUR	3,415,588
LABL Escrow Issuer LLC, 10.5000%, 7/15/27 (144A)	8,928,000		9,363,240
LABL Inc, 8.2500%, 11/1/29 (144A)	8,536,000		8,583,375
Madison IAQ LLC, 5.8750%, 6/30/29 (144A)	7,139,000		7,138,998
New Enterprise Stone & Lime Co Inc, 5.2500%, 7/15/28 (144A)	8,506,000		8,625,084
PECF USS Intermediate Holding III Corp, 8.0000%, 11/15/29 (144A)	4,276,000		4,427,798
Sofima Holdings SpA, 3.7500%, 1/15/28 (144A)	3,480,000	EUR	3,927,124
SRS Distribution Inc, 6.1250%, 7/1/29 (144A)	4,128,000		4,206,927
SRS Distribution Inc, 6.0000%, 12/1/29 (144A)	5,286,000		5,312,430
Standard Industries Inc/NJ, 4.3750%, 7/15/30 (144A)	3,962,000		4,043,241
Vertiv Group Corp, 4.1250%, 11/15/28 (144A)	10,356,000		10,459,560
Vontier Corp, 2.9500%, 4/1/31 (144A)	7,107,000		7,039,839
White Cap Parent LLC, 8.2500% (8.25% Cash or 9.00% PIK), 3/15/26 (144A)Ø	4,085,000		4,176,913
			120,570,186
Communications – 2.6%
Altice Financing SA, 5.0000%, 1/15/28 (144A)	6,822,000		6,657,522
Altice France SA, 5.5000%, 10/15/29 (144A)	4,610,000		4,540,850
AT&T Inc, EURIBOR ICE SWAP Rate + 3.1400%, 2.8750%‡,µ	5,300,000	EUR	6,043,205
Block Communications Inc, 4.8750%, 3/1/28 (144A)	7,120,000		7,120,000
Cablevision Lightpath LLC, 5.6250%, 9/15/28 (144A)	8,622,000		8,499,654
CSC Holdings LLC, 7.5000%, 4/1/28 (144A)	5,055,000		5,421,488
Front Range BidCo Inc, 4.0000%, 3/1/27 (144A)	6,207,000		6,118,674
Front Range BidCo Inc, 6.1250%, 3/1/28 (144A)	5,811,000		5,723,835
Gray Escrow II Inc, 5.3750%, 11/15/31 (144A)#	6,092,000		6,267,145
LCPR Senior Secured Financing DAC, 5.1250%, 7/15/29 (144A)	8,642,000		8,685,210
Level 3 Financing Inc, 3.8750%, 11/15/29 (144A)	5,000,000		5,087,500
Liberty Interactive LLC, 8.5000%, 7/15/29	6,763,000		7,371,670
Netflix Inc, 3.6250%, 6/15/30	5,837,000	EUR	7,907,749
Windstream Escrow LLC, 7.7500%, 8/15/28 (144A)	4,728,000		5,013,855
			90,458,357
Construction & Engineering – 0.1%
Arcosa Inc, 4.3750%, 4/15/29 (144A)	2,481,000		2,515,114
Consumer Cyclical – 4.9%
Allied Universal Holdco LLC / Allied Universal Finance Corp,
6.0000%, 6/1/29 (144A)	4,949,000		4,812,903
Aptiv PLC, 3.1000%, 12/1/51	9,000,000		8,572,793
Bloomin' Brands Inc, 5.1250%, 4/15/29 (144A)	5,315,000		5,397,701
Carnival Corp, 7.6250%, 3/1/26 (144A)	3,563,000		3,734,915
Carvana Co, 5.5000%, 4/15/27 (144A)	1,963,000		1,943,370

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	15

Janus Henderson Multi-Sector Income Fund

Schedule of Investments (unaudited)

December 31, 2021

Shares or Principal Amounts			Value
Corporate Bonds– (continued)
Consumer Cyclical– (continued)
Carvana Co, 4.8750%, 9/1/29 (144A)	$9,538,000		$9,084,945
Dornoch Debt Merger Sub Inc, 6.6250%, 10/15/29 (144A)	10,142,000		10,015,225
Full House Resorts Inc, 8.2500%, 2/15/28 (144A)	8,378,000		8,796,900
Garda World Security Corp, 4.6250%, 2/15/27 (144A)	8,123,000		8,082,385
GLP Capital LP / GLP Financing II Inc, 4.0000%, 1/15/31	5,229,000		5,579,291
IHO Verwaltungs GmbH, 3.8750% (3.88% Cash or 4.63% PIK), 5/15/27 (144A)Ø	8,638,149	EUR	10,030,295
IRB Holding Corp, 7.0000%, 6/15/25 (144A)	5,992,000		6,339,356
LGI Homes Inc, 4.0000%, 7/15/29 (144A)	4,600,000		4,582,750
Life Time Inc, 5.7500%, 1/15/26 (144A)	6,308,000		6,528,780
Life Time Inc, 8.0000%, 4/15/26 (144A)#	2,616,000		2,741,359
Lithia Motors Inc, 4.3750%, 1/15/31 (144A)	9,287,000		9,913,872
LSF9 Atlantis Holdings LLC / Victra Finance Corp, 7.7500%, 2/15/26 (144A)	6,598,000		6,671,700
Premier Entertainment Sub LLC / Premier Entertainment Finance Corp,
5.6250%, 9/1/29 (144A)	8,184,000		8,120,083
Premier Entertainment Sub LLC / Premier Entertainment Finance Corp,
5.8750%, 9/1/31 (144A)	8,207,000		8,235,478
PulteGroup Inc, 7.8750%, 6/15/32#	2,122,000		3,015,285
Realogy Group LLC / Realogy Co-Issuer Corp, 9.3750%, 4/1/27 (144A)	5,612,000		6,060,960
Realogy Group LLC / Realogy Co-Issuer Corp, 5.7500%, 1/15/29 (144A)	6,907,000		7,079,675
Rent-A-Center Inc, 6.3750%, 2/15/29 (144A)	5,870,000		6,119,475
Sands China Ltd, 4.3750%, 6/18/30	3,143,000		3,202,088
Sugarhouse HSP Gaming Prop Mezz LP / Sugarhouse HSP Gaming Finance Corp,
5.8750%, 5/15/25 (144A)	5,010,000		4,984,950
Wendy's International LLC, 7.0000%, 12/15/25	5,841,000		6,563,824
Wyndham Destinations Inc, 6.6250%, 7/31/26 (144A)	6,847,000		7,592,227
			173,802,585
Consumer Non-Cyclical – 2.7%
Ardent Health Services LLC, 5.7500%, 7/15/29 (144A)	1,389,000		1,375,110
Bausch Health Cos Inc, 5.0000%, 1/30/28 (144A)	12,560,000		11,555,200
Bausch Health Cos Inc, 4.8750%, 6/1/28 (144A)	5,156,000		5,259,120
CHS / Community Health Systems Inc, 6.8750%, 4/15/29 (144A)	6,756,000		6,882,675
Hadrian Merger Sub Inc, 8.5000%, 5/1/26 (144A)	9,876,000		10,147,590
HLF Financing Sarl LLC / Herbalife International Inc,
4.8750%, 6/1/29 (144A)	7,721,000		7,575,845
JBS USA LUX SA / JBS USA Food Co / JBS USA Finance Inc,
6.5000%, 4/15/29 (144A)	11,362,000		12,498,314
ModivCare Escrow Issuer Inc, 5.0000%, 10/1/29 (144A)	6,187,000		6,318,536
Performance Food Group Inc, 4.2500%, 8/1/29 (144A)	8,323,000		8,256,915
Smithfield Foods Inc, 3.0000%, 10/15/30 (144A)	3,136,000		3,123,148
Teva Pharmaceutical Finance Netherlands III BV, 3.1500%, 10/1/26	6,856,000		6,444,640
Teva Pharmaceutical Industries Ltd, 4.7500%, 5/9/27	8,753,000		8,673,085
Universal Health Services Inc, 2.6500%, 1/15/32 (144A)	8,266,000		8,122,597
			96,232,775
Electric – 1.1%
American Electric Power Co Inc,
US Treasury Yield Curve Rate 5 Year + 2.6750%, 3.8750%, 2/15/62‡	8,836,000		8,970,165
CMS Energy Corp,
US Treasury Yield Curve Rate 5 Year + 4.1160%, 4.7500%, 6/1/50‡	5,380,000		5,850,750
Duquesne Light Holdings Inc, 2.5320%, 10/1/30 (144A)	4,969,000		4,857,362
IPALCO Enterprises Inc, 4.2500%, 5/1/30	6,498,000		7,131,305
NRG Energy Inc, 3.3750%, 2/15/29 (144A)	8,630,000		8,456,537
Toledo Edison Co/The, 2.6500%, 5/1/28 (144A)	3,650,000		3,698,944
			38,965,063
Energy – 1.5%
DCP Midstream Operating LP, 5.6000%, 4/1/44	2,517,000		3,131,148
DT Midstream Inc, 4.1250%, 6/15/29 (144A)	7,432,000		7,608,510
EnLink Midstream LLC, 5.6250%, 1/15/28 (144A)	6,693,000		6,960,720
Great Western Petroleum LLC / Great Western Finance Corp,
12.0000%, 9/1/25 (144A)	3,473,000		3,646,650

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

16	DECEMBER 31, 2021

Janus Henderson Multi-Sector Income Fund

Schedule of Investments (unaudited)

December 31, 2021

Shares or Principal Amounts			Value
Corporate Bonds– (continued)
Energy– (continued)
Hess Midstream Operations LP, 4.2500%, 2/15/30 (144A)	$5,561,000		$5,519,293
Howard Midstream Energy Partners LLC, 6.7500%, 1/15/27 (144A)	10,438,000		10,695,871
NGL Energy Partners LP / NGL Energy Finance Corp, 7.5000%, 2/1/26 (144A)	6,471,000		6,673,542
Rockies Express Pipeline LLC, 4.9500%, 7/15/29 (144A)	3,092,000		3,292,300
Southwestern Energy Co, 5.3750%, 3/15/30	5,776,000		6,188,868
			53,716,902
Finance Companies – 0.8%
Albion Financing 2 Sarl, 8.7500%, 4/15/27 (144A)	6,761,000		6,872,556
FirstCash Inc, 4.6250%, 9/1/28 (144A)	5,509,000		5,505,722
FirstCash Inc, 5.6250%, 1/1/30 (144A)	5,664,000		5,772,636
Quicken Loans LLC, 3.8750%, 3/1/31 (144A)	8,936,000		9,070,040
			27,220,954
Financial Institutions – 0.2%
CPI Property Group SA, EUR SWAP ANNUAL 5 YR + 4.9440%, 4.8750%‡,µ	5,589,000	EUR	6,555,398
Industrial – 0.2%
AT Securities BV, USD SWAP SEMI 30/360 5YR + 3.5460%, 5.2500%‡,µ	5,000,000		5,161,810
Industrial Conglomerates – 0.3%
General Electric Co, ICE LIBOR USD 3 Month + 3.3300%, 3.5328%‡,µ	10,974,000		10,864,260
Information Technology Services – 0.1%
KBR Inc, 4.7500%, 9/30/28 (144A)	3,870,000		3,947,400
Insurance – 0.8%
AssuredPartners Inc, 5.6250%, 1/15/29 (144A)	2,239,000		2,177,428
Athene Holding Ltd, 3.5000%, 1/15/31	6,715,000		7,100,474
Centene Corp, 3.0000%, 10/15/30	7,302,000		7,422,556
MGIC Investment Corp, 5.2500%, 8/15/28	8,400,000		8,820,000
Prudential Financial Inc,
US Treasury Yield Curve Rate 5 Year + 3.0350%, 3.7000%, 10/1/50‡	3,317,000		3,355,436
			28,875,894
Real Estate Investment Trusts (REITs) – 1.1%
Broadstone Net Lease LLC, 2.6000%, 9/15/31	10,107,000		9,808,465
CTR Partnership LP / CareTrust Capital Corp, 3.8750%, 6/30/28 (144A)	6,504,000		6,634,080
Global Net Lease Inc / Global Net Lease Operating Partnership LP,
3.7500%, 12/15/27 (144A)	8,400,000		8,203,589
Lexington Realty Trust, 2.7000%, 9/15/30	5,313,000		5,262,574
Safehold Operating Partnership LP, 2.8000%, 6/15/31	8,960,000		8,839,937
			38,748,645
Technology – 1.9%
Austin BidCo Inc, 7.1250%, 12/15/28 (144A)	6,629,000		6,844,442
Endure Digital Inc, 6.0000%, 2/15/29 (144A)	12,506,000		11,630,580
Fair Isaac Corp, 4.0000%, 6/15/28 (144A)	12,947,000		13,308,610
II-VI Inc, 5.0000%, 12/15/29 (144A)	8,971,000		9,161,365
MSCI Inc, 3.8750%, 2/15/31 (144A)	1,759,000		1,831,559
MSCI Inc, 3.6250%, 11/1/31 (144A)	9,019,000		9,357,212
MSCI Inc, 3.2500%, 8/15/33 (144A)	2,755,000		2,785,994
Rocket Software Inc, 6.5000%, 2/15/29 (144A)	10,548,000		10,290,629
			65,210,391
Transportation – 0.9%
Cargo Aircraft Management Inc, 4.7500%, 2/1/28 (144A)	13,321,000		13,557,048
StorCentric Inc, 5.8750%, 2/19/23 (144A)	6,000,000		6,000,000
Watco Cos LLC / Watco Finance Corp, 6.5000%, 6/15/27 (144A)	12,880,000		13,395,200
			32,952,248
Total Corporate Bonds (cost $939,863,750)			952,512,778
Convertible Corporate Bonds– 0.1%
Interactive Media & Services – 0.1%
Snap Inc, 0.7500%, 8/1/26((cost $3,294,537)	1,435,000		3,106,489
Mortgage-Backed Securities– 20.7%
Fannie Mae:
1.5000%, TBA, 15 Year Maturity	9,340,684		9,371,695

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	17

Janus Henderson Multi-Sector Income Fund

Schedule of Investments (unaudited)

December 31, 2021

Shares or Principal Amounts		Value
Mortgage-Backed Securities– (continued)
Fannie Mae– (continued)
2.0000%, TBA, 15 Year Maturity	$14,522,062	$14,877,417
2.5000%, TBA, 15 Year Maturity	7,679,559	7,944,120
3.0000%, TBA, 15 Year Maturity	8,070,041	8,438,438
3.5000%, TBA, 15 Year Maturity	5,799,117	6,105,890
2.0000%, TBA, 30 Year Maturity	171,176,330	170,675,126
3.0000%, TBA, 30 Year Maturity	166,000,000	171,987,620
3.5000%, TBA, 30 Year Maturity	57,269,140	60,233,391
4.0000%, TBA, 30 Year Maturity	1,059,800	1,127,458
4.5000%, TBA, 30 Year Maturity	7,181,000	7,695,878
		458,457,033
Fannie Mae Pool:
3.0000%, 10/1/34	216,455	227,564
6.0000%, 2/1/37	842	973
3.0000%, 9/1/42	1,227,441	1,296,860
3.0000%, 1/1/43	1,719,838	1,817,104
3.0000%, 2/1/43	4,685,006	4,935,814
3.0000%, 2/1/43	670,053	707,948
3.0000%, 2/1/43	51,126	54,051
3.0000%, 3/1/43	1,926,901	2,037,157
3.0000%, 3/1/43	597,645	631,842
3.0000%, 5/1/43	482,451	510,056
3.0000%, 5/1/43	2,263	2,392
5.0000%, 7/1/44	7,622	8,507
4.5000%, 10/1/44	4,685	5,223
4.5000%, 3/1/45	6,968	7,768
3.0000%, 7/1/45	2,715,239	2,870,603
3.5000%, 12/1/45	341,345	364,490
4.5000%, 2/1/46	10,117	11,145
3.5000%, 7/1/46	15,667	16,904
3.0000%, 9/1/46	1,199,055	1,266,868
3.0000%, 11/1/46	322,135	342,611
3.0000%, 1/1/47	90,162	95,893
3.5000%, 3/1/47	291,462	311,225
4.0000%, 5/1/47	1,038,125	1,138,918
3.5000%, 7/1/47	256,091	273,455
3.5000%, 8/1/47	3,027	3,208
3.5000%, 1/1/48	4,245	4,557
4.0000%, 1/1/48	15,154	16,495
3.0000%, 2/1/48	50,491	53,433
3.5000%, 3/1/48	3,425,742	3,671,157
4.0000%, 3/1/48	5,295	5,756
3.5000%, 7/1/48	6,805,619	7,252,375
4.5000%, 12/1/48	868,081	944,911
3.0000%, 9/1/49	405,205	424,021
2.5000%, 1/1/50	1,151,910	1,180,975
2.5000%, 8/1/51	265,478	271,395
2.0000%, 9/1/51	4,329,357	4,319,597
3.0000%, 9/1/51	16,830,741	17,648,196
2.5000%, 10/1/51	9,444,014	9,648,243
3.0000%, 2/1/57	6,228,121	6,606,628
3.0000%, 6/1/57	27,999	29,700
		71,016,018
Freddie Mac Gold Pool:
3.5000%, 1/1/47	198,688	214,211
Freddie Mac Pool:
3.0000%, 5/1/31	1,859,261	1,952,005
3.0000%, 9/1/32	268,578	282,204
3.0000%, 1/1/33	153,210	160,983
3.0000%, 10/1/34	453,811	477,805

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

18	DECEMBER 31, 2021

Janus Henderson Multi-Sector Income Fund

Schedule of Investments (unaudited)

December 31, 2021

Shares or Principal Amounts		Value
Mortgage-Backed Securities– (continued)
Freddie Mac Pool– (continued)
3.0000%, 10/1/34	$184,318	$193,785
6.0000%, 4/1/40	17,727	20,573
3.0000%, 2/1/43	5,683	6,009
3.5000%, 2/1/43	4,863	5,247
3.0000%, 3/1/43	103,631	109,125
3.0000%, 3/1/43	2,610	2,759
3.0000%, 6/1/43	185,803	193,308
3.0000%, 11/1/43	5,067,700	5,355,848
3.5000%, 2/1/44	14,170	15,287
4.5000%, 5/1/44	3,707	4,099
3.5000%, 12/1/44	260,224	279,228
3.0000%, 1/1/45	3,024	3,178
3.5000%, 7/1/46	3,515	3,780
3.0000%, 10/1/46	19,124	20,076
4.0000%, 3/1/47	8,861	9,584
3.5000%, 9/1/47	5,248	5,562
3.5000%, 12/1/47	51,142	55,093
3.5000%, 2/1/48	3,117	3,333
4.0000%, 4/1/48	1,761	1,909
4.5000%, 4/1/49	1,704,179	1,824,597
4.0000%, 5/1/49	4,966,547	5,293,485
3.5000%, 8/1/49	2,626,399	2,764,354
3.0000%, 10/1/49	482,986	500,892
3.0000%, 10/1/49	259,052	268,656
3.0000%, 11/1/49	809,657	839,674
3.0000%, 11/1/49	178,638	185,261
3.0000%, 11/1/49	38,987	40,432
3.0000%, 12/1/49	1,833,394	1,901,365
3.0000%, 12/1/49	844,061	875,354
3.0000%, 12/1/49	389,332	403,766
2.5000%, 1/1/50	471,304	483,221
3.0000%, 3/1/50	1,072,845	1,111,305
2.5000%, 8/1/51	2,467,229	2,520,421
2.0000%, 9/1/51	4,647,858	4,637,383
2.0000%, 9/1/51	4,647,522	4,638,016
		37,448,962
Ginnie Mae:
2.0000%, TBA, 30 Year Maturity	30,691,583	30,967,500
2.5000%, TBA, 30 Year Maturity	37,514,184	38,441,535
3.0000%, TBA, 30 Year Maturity	40,371,995	41,781,381
3.5000%, TBA, 30 Year Maturity	31,984,699	33,298,950
4.0000%, TBA, 30 Year Maturity	16,054,402	16,892,442
		161,381,808
Ginnie Mae I Pool:
4.5000%, 8/15/46	13,749	15,560
4.0000%, 7/15/47	4,819	5,180
4.0000%, 8/15/47	635	682
4.0000%, 11/15/47	1,377	1,480
4.0000%, 12/15/47	2,518	2,706
		25,608
Ginnie Mae II Pool:
4.5000%, 2/20/48	156,988	168,677
4.5000%, 5/20/48	4,521	4,828
4.5000%, 5/20/48	1,200	1,281
		174,786
Total Mortgage-Backed Securities (cost $727,101,520)		728,718,426

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	19

Janus Henderson Multi-Sector Income Fund

Schedule of Investments (unaudited)

December 31, 2021

Shares or Principal Amounts		Value
Common Stocks– 0.1%
Airlines – 0.1%
Southwest Airlines Co*	120,441	$5,159,692
Diversified Financial Services – 0%
Clarivate Analytics PLC*	4,217	99,184
Total Common Stocks (cost $6,497,810)		5,258,876
Preferred Stocks– 0.3%
Consumer Cyclical – 0%
Quiksilver Inc¢	12,688	10,785
Finance Companies – 0%
Castlelake Aircraft Securitization Trust 2018-1, 6/15/43 (144A)‡	1,000,000	280,000
Upstart Securitization Trust 2019-3, 1/21/30 (144A)	8,250	1,728,274
		2,008,274
Industrial – 0.1%
Project Silver, 3/15/44 (144A)‡	1,500,000	345,000
START Ireland, 3/15/44 (144A)‡	1,500,000	390,000
Thunderbolt II Aircraft Lease Ltd, 9/15/38 (144A)	10	544,242
Thunderbolt III Aircraft Lease Ltd, 11/15/39 (144A)‡	5,000,000	1,100,000
		2,379,242
Student Loan – 0.2%
SoFi Professional Loan Program 2017-E LLC, 11/26/40 (144A)	25,000	486,570
SoFi Professional Loan Program 2017-F LLC, 1/25/41 (144A)	35,000	783,895
SoFi Professional Loan Program 2018-C Trust, 1/25/48 (144A)	58,000	1,160,000
SoFi Professional Loan Program 2018-D Trust, 2/25/48 (144A)	76,000	1,039,999
SoFi Professional Loan Program 2019-B LLC, 8/17/48 (144A)	70,900	1,145,595
SoFi Professional Loan Program 2020-A Trust, 5/15/46 (144A)	34,000	1,333,157
		5,949,216
Total Preferred Stocks (cost $29,010,353)		10,347,517
Convertible Preferred Stocks– 0.4%
Electric Utilities – 0.1%
American Electric Power Co Inc, 6.1250%, 8/15/23#	37,583	1,965,967
Health Care Equipment & Supplies – 0.1%
Becton Dickinson and Co, 6.0000%, 6/1/23#	94,450	4,943,513
Professional Services – 0.2%
Clarivate PLC, 5.2500%, 6/1/24	91,200	8,234,448
Total Convertible Preferred Stocks (cost $15,768,769)		15,143,928
Investment Companies– 4.5%
Money Markets – 4.5%
Janus Henderson Cash Liquidity Fund LLC, 0.0570%ºº,£((cost $159,465,777)	159,452,555	159,468,500
Investments Purchased with Cash Collateral from Securities Lending– 0.2%
Investment Companies – 0.2%
Janus Henderson Cash Collateral Fund LLC, 0%ºº,£	5,752,426	5,752,426
Time Deposits – 0%
Royal Bank of Canada, 0.0400%, 1/3/22	$1,438,107	1,438,107
Total Investments Purchased with Cash Collateral from Securities Lending (cost $7,190,533)		7,190,533
Total Investments (total cost $4,174,223,357) – 117.8%		4,155,847,276
Liabilities, net of Cash, Receivables and Other Assets – (17.8)%		(628,114,384)
Net Assets – 100%		$3,527,732,892

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

20	DECEMBER 31, 2021

Janus Henderson Multi-Sector Income Fund

Schedule of Investments (unaudited)

December 31, 2021

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$3,876,229,898	93.3%
Cayman Islands	56,224,809	1.4
Luxembourg	50,011,434	1.2
United Kingdom	42,601,990	1.0
Canada	28,468,104	0.7
Germany	18,607,693	0.4
Israel	15,117,725	0.4
Peru	14,295,098	0.3
Panama	11,250,851	0.3
Zambia	8,863,279	0.2
Burkina Faso	8,275,597	0.2
Czech Republic	6,555,398	0.2
Sweden	5,481,215	0.1
France	4,540,850	0.1
Italy	3,927,124	0.1
Macao	3,202,088	0.1
Ireland	1,804,123	0.0
Bermuda	390,000	0.0

Total	$4,155,847,276	100.0%

Schedule of TBA Sales Commitments – (% of Net Assets)

Principal Amounts		Value
TBA Sales Commitments – (1.0)%
Mortgage-Backed Securities Sold Short– (1.0)%
Fannie Mae:
2.5000%, TBA, 30 Year Maturity (proceeds $34,070,610)	$33,400,000	$(34,097,058)

Summary of Investments by Country - (Short Positions) (unaudited)

		% of
		Securities
Country	Value	Sold Short
United States	$(34,097,058)	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	21

Janus Henderson Multi-Sector Income Fund

Schedule of Investments (unaudited)

December 31, 2021

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Value at 12/31/21
Investment Companies - 4.5%
Money Markets - 4.5%
Janus Henderson Cash Liquidity Fund LLC, 0.0570%ºº	$95,320	$-	$-	$159,468,500
Investments Purchased with Cash Collateral from Securities Lending - 0.2%
Investment Companies - 0.2%
Janus Henderson Cash Collateral Fund LLC, 0%ºº	7,356∆	-	-	5,752,426
Total Affiliated Investments - 4.7%	$102,676	$-	$-	$165,220,926

	Value at 6/30/21	Purchases	Sales Proceeds	Value at 12/31/21
Investment Companies - 4.5%
Money Markets - 4.5%
Janus Henderson Cash Liquidity Fund LLC, 0.0570%ºº	217,738,920	843,332,713	(901,603,133)	159,468,500
Investments Purchased with Cash Collateral from Securities Lending - 0.2%
Investment Companies - 0.2%
Janus Henderson Cash Collateral Fund LLC, 0%ºº	4,455,764	36,416,161	(35,119,499)	5,752,426

Schedule of Forward Foreign Currency Exchange Contracts

Counterparty/ Foreign Currency	Settlement Date	Foreign Currency Amount (Sold)/ Purchased	USD Currency Amount (Sold)/ Purchased	Market Value and Unrealized Appreciation/ (Depreciation)
Citibank, National Association:
Euro	2/22/22	(52,303,222)	$59,348,519	(250,617)
JPMorgan Chase Bank, National Association:
British Pound	2/22/22	(544,500)	734,942	(1,745)
Total				$(252,362)

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

22	DECEMBER 31, 2021

Janus Henderson Multi-Sector Income Fund

Schedule of Investments (unaudited)

December 31, 2021

Schedule of Futures

Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation/(Depreciation)
Futures Purchased:
10 Year US Treasury Note	2,236	3/31/22	$291,728,125	$430,700
2 Year US Treasury Note	804	4/5/22	175,410,188	(106,781)
5 Year US Treasury Note	3,473	4/5/22	420,151,603	1,763,635
Total - Futures Purchased				2,087,554
Futures Sold:
Ultra 10-Year Treasury Note	1,219	3/31/22	(178,507,313)	(2,571,328)
US Treasury Long Bond	68	3/31/22	(10,909,750)	(115,873)
Total - Futures Sold				(2,687,201)
Total				$(599,647)

Schedule of Centrally Cleared Credit Default Swaps - Sell Protection(1)
Reference Asset Type/ Reference Asset	Maturity Date	Notional Amount(2)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Value

Credit Default Swap Index

	CDX.HY.CDSI.S37, Fixed Rate 5.00% Paid Quarterly(3)	12/20/26	41,300,000	USD	$3,263,975	$614,499	$3,878,474
(1)

If a credit event occurs, the seller of protection will pay a net settlement amount equal to the notional amount of the swap less the recovery value of the reference asset from related offsetting purchase protection.

(2)	If a credit event occurs, the notional amount represents the maximum potential amount the Fund could be required to make as a seller of credit protection or receive as a buyer of credit protection.
(3)

For those index credit default swaps entered into by the Fund to sell protection, “Variation Margin” serves as an indicator of the current status of payment and performance risk and represents the likelihood of an expected gain or loss should the notional amount of the swap be closed or sold at period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the reference asset’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the swap agreement.

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	23

Janus Henderson Multi-Sector Income Fund

Schedule of Investments (unaudited)

December 31, 2021

The following table, grouped by derivative type, provides information about the fair value and location of derivatives within the Statement of Assets and Liabilities as of December 31, 2021.

Fair Value of Derivative Instruments (not accounted for as hedging instruments) as of December 31, 2021

	Credit Contracts	Currency Contracts	Interest Rate Contracts	Total
Asset Derivatives:
*Futures contracts	$ -	$ -	$ 2,194,335	$2,194,335
*Swaps - centrally cleared	614,499	-	-	$ 614,499

Total Asset Derivatives	$614,499	$ -	$ 2,194,335	$2,808,834
Liability Derivatives:
Forward foreign currency exchange contracts	$ -	$252,362	$ -	$ 252,362
*Futures contracts	-	-	2,793,982	$2,793,982

Total Liability Derivatives	$ -	$252,362	$ 2,793,982	$3,046,344

*The fair value presented includes net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps. In the Statement of Assets and Liabilities, only current day's variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in total distributable earnings (loss).

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the period ended December 31, 2021.

The effect of Derivative Instruments (not accounted for as hedging instruments) on the Statement of Operations for the period ended December 31, 2021

Amount of Realized Gain/(Loss) Recognized on Derivatives
Derivative	Credit Contracts	Currency Contracts	Interest Rate Contracts	Total
Futures contracts	$ -	$ -	$(24,878,585)	$(24,878,585)
Forward foreign currency exchange contracts	-	5,389,428	-	$ 5,389,428
Swap contracts	98,806	-	1,140,593	$ 1,239,399

Total	$ 98,806	$ 5,389,428	$(23,737,992)	$(18,249,758)

Amount of Change in Unrealized Appreciation/Depreciation Recognized on Derivatives
Derivative	Credit Contracts	Currency Contracts	Interest Rate Contracts	Total
Futures contracts	$ -	$ -	$ 5,122,154	$ 5,122,154
Forward foreign currency exchange contracts	-	(2,213,536)	-	$ (2,213,536)
Swap contracts	614,499	-	(334,574)	$ 279,925

Total	$614,499	$(2,213,536)	$ 4,787,580	$ 3,188,543

Please see the "Net Realized Gain/(Loss) on Investments" "Change in Unrealized Net Appreciation/Depreciation" sections of the Fund’s Statement of Operations.

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

24	DECEMBER 31, 2021

Janus Henderson Multi-Sector Income Fund

Schedule of Investments (unaudited)

December 31, 2021

Average Ending Monthly Value of Derivative Instruments During the Period Ended December 31, 2021

Value*
Credit default swaps, sell protection	$ 991,391
Credit default swaps, buy protection	(1,734,809)
Forward foreign currency exchange contracts, purchased	18,040,473
Forward foreign currency exchange contracts, sold	90,737,773
Futures contracts, purchased	1,115,327,306
Futures contracts, sold	209,716,654
Interest rate swaps, pay fixed rate/receive floating rate	125,937

* Forward foreign currency exchange contracts are reported as the average ending monthly currency amount purchased or sold. Futures contracts and centrally-cleared swaps are reported as the average ending monthly notional value. Options are reported as the average ending monthly market value.

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	25

Janus Henderson Multi-Sector Income Fund

Notes to Schedule of Investments and Other Information (unaudited)

Bloomberg U.S. Aggregate Bond Index	Bloomberg U.S. Aggregate Bond Index is a broad-based measure of the investment grade, US dollar-denominated, fixed-rate taxable bond market.

ICE	Intercontinental Exchange
LIBOR	London Interbank Offered Rate
LLC	Limited Liability Company
LP	Limited Partnership
PLC	Public Limited Company
SOFR	Secured Overnight Financing Rate
TBA

(To Be Announced) Securities are purchased/sold on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when specific mortgage pools are assigned.

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Unless otherwise noted, these securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the period ended December 31, 2021 is $2,555,008,659, which represents 72.4% of net assets.

*	Non-income producing security.

ƒ

All or a portion of this position is not funded, or has been purchased on a delayed delivery or when-issued basis. If applicable, interest rates will be determined and interest will begin to accrue at a future date. See Notes to Financial Statements.

‡

Variable or floating rate security. Rate shown is the current rate as of December 31, 2021. Certain variable rate securities are not based on a published reference rate and spread; they are determined by the issuer or agent and current market conditions. Reference rate is as of reset date and may vary by security, which may not indicate a reference rate and/or spread in their description.

ºº	Rate shown is the 7-day yield as of December 31, 2021.

#	Loaned security; a portion of the security is on loan at December 31, 2021.

µ	Perpetual security. Perpetual securities have no stated maturity date, but they may be called/redeemed by the issuer. The date indicated, if any, represents the next call date.

Ç	Step bond. The coupon rate will increase or decrease periodically based upon a predetermined schedule. The rate shown reflects the current rate.

¤

Interest only security. An interest only security represents the interest only portion of a pool of underlying mortgages or mortgage-backed securities which are separated and sold individually from the principal portion of the securities. Principal amount shown represents the par value on which interest payments are based.

Ø	Payment-in-kind security which may pay interest/dividends in additional par/shares and/or in cash. Rates shown are the current rate and possible payment rates.

¢	Security is valued using significant unobservable inputs. The total value of Level 3 securities as of the period ended December 31, 2021 is $12,177, which represents 0.0% of net assets.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

∆	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

26	DECEMBER 31, 2021

Janus Henderson Multi-Sector Income Fund

Notes to Schedule of Investments and Other Information (unaudited)

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of December 31, 2021. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments In Securities:
Asset-Backed/Commercial Mortgage-Backed Securities	$-	$1,919,554,217	$-
Bank Loans and Mezzanine Loans	-	354,544,620	1,392
Corporate Bonds	-	952,512,778	-
Convertible Corporate Bonds	-	3,106,489	-
Mortgage-Backed Securities	-	728,718,426	-
Common Stocks	5,258,876	-	-
Preferred Stocks	-	10,336,732	10,785
Convertible Preferred Stocks	-	15,143,928	-
Investment Companies	-	159,468,500	-
Investments Purchased with Cash Collateral from Securities Lending	-	7,190,533	-
Total Investments in Securities	$5,258,876	$4,150,576,223	$12,177
Other Financial Instruments(a):
Variation Margin Receivable on Futures Contracts	421,618	-	-
Variation Margin Receivable on Centrally Cleared Swaps	-	71,868	-
Total Assets	$5,680,494	$4,150,648,091	$12,177
Liabilities
TBA Sales Commitments:
Mortgage-Backed Securities	$-	$34,097,058	$-
Total TBA Sales Commitments	$-	$34,097,058	$-
Other Financial Instruments(a):
Forward Foreign Currency Exchange Contracts	-	252,362	-
Variation Margin Payable on Futures Contracts	362,047	-	-
Total Liabilities	$362,047	$34,349,420	$-

(a)

Other financial instruments include forward foreign currency exchange, futures, written options, written swaptions, and swap contracts. Forward foreign currency exchange contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract's value from trade date. Futures, certain written options on futures, and centrally cleared swap contracts are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. Written options, written swaptions, and other swap contracts are reported at their market value at measurement date.

Janus Investment Fund	27

Janus Henderson Multi-Sector Income Fund

Statement of Assets and Liabilities (unaudited)

December 31, 2021

See footnotes at the end of the Statement.

Assets:
Unaffiliated investments, at value (cost $4,009,005,154)(1)	$3,990,626,350
Affiliated investments, at value (cost $165,218,203)	165,220,926
Deposits with brokers for centrally cleared derivatives	3,397,771
Deposits with brokers for futures	5,040,000
Deposits with brokers for OTC derivatives	25,000
Cash denominated in foreign currency (cost $7,812)	7,812
Variation margin receivable on futures contracts	421,618
Variation margin receivable on centrally cleared swaps	71,868
Non-interested Trustees' deferred compensation	91,397
Receivables:
Investments sold	35,603,315
TBA investments sold	33,524,659
Interest	20,663,800
Fund shares sold	7,934,830
Dividends from affiliates	10,581
Other assets	74,697
Total Assets	4,262,714,624
Liabilities:
Due to custodian	4,535,685
Collateral for securities loaned (Note 3)	7,190,533
TBA sales commitments, at value (proceeds $34,070,610)	34,097,058
Forward foreign currency exchange contracts	252,362
Variation margin payable on futures contracts	362,047
Payables:	—
TBA investments purchased	618,848,801
Investments purchased	50,594,413
Fund shares repurchased	12,235,185
Advisory fees	1,772,186
Dividends	1,080,570
Transfer agent fees and expenses	478,421
Non-interested Trustees' deferred compensation fees	91,397
12b-1 Distribution and shareholder servicing fees	84,038
Professional fees	50,096
Custodian fees	8,371
Affiliated fund administration fees payable	7,974
Non-interested Trustees' fees and expenses	942
Accrued expenses and other payables	3,291,653
Total Liabilities	734,981,732
Net Assets	$3,527,732,892

See Notes to Financial Statements.

28	DECEMBER 31, 2021

Janus Henderson Multi-Sector Income Fund

Statement of Assets and Liabilities (unaudited)

December 31, 2021

Net Assets Consist of:
Capital (par value and paid-in surplus)	$3,533,988,203
Total distributable earnings (loss)	(6,255,311)
Total Net Assets	$3,527,732,892
Net Assets - Class A Shares	$69,108,681
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	6,947,278
Net Asset Value Per Share(2)	$9.95
Maximum Offering Price Per Share(3)	$10.45
Net Assets - Class C Shares	$76,096,484
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	7,647,644
Net Asset Value Per Share(2)	$9.95
Net Assets - Class D Shares	$109,997,459
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	11,053,849
Net Asset Value Per Share	$9.95
Net Assets - Class I Shares	$2,929,324,444
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	294,467,707
Net Asset Value Per Share	$9.95
Net Assets - Class N Shares	$130,973,391
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	13,166,231
Net Asset Value Per Share	$9.95
Net Assets - Class S Shares	$794,578
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	79,902
Net Asset Value Per Share	$9.94
Net Assets - Class T Shares	$211,437,855
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	21,258,213
Net Asset Value Per Share	$9.95

(1) Includes $6,978,432 of securities on loan. See Note 3 in Notes to Financial Statements.

(2) Redemption price per share may be reduced for any applicable contingent deferred sales charge.

(3) Maximum offering price is computed at 100/95.25 of net asset value.

See Notes to Financial Statements.

Janus Investment Fund	29

Janus Henderson Multi-Sector Income Fund

Statement of Operations (unaudited)

For the period ended December 31, 2021

Investment Income:
Interest	$67,145,735
Dividends	4,189,810
Dividends from affiliates	95,320
Affiliated securities lending income, net	7,356
Unaffiliated securities lending income, net	322
Other income	1,198,715
Total Investment Income	72,637,258
Expenses:
Advisory fees	9,667,473
12b-1 Distribution and shareholder servicing fees:
Class A Shares	87,609
Class C Shares	375,318
Class S Shares	947
Transfer agent administrative fees and expenses:
Class D Shares	61,685
Class S Shares	947
Class T Shares	281,578
Transfer agent networking and omnibus fees:
Class A Shares	13,750
Class C Shares	28,622
Class I Shares	1,332,693
Other transfer agent fees and expenses:
Class A Shares	1,886
Class C Shares	1,621
Class D Shares	7,092
Class I Shares	57,123
Class N Shares	2,148
Class S Shares	15
Class T Shares	1,061
Registration fees	118,540
Shareholder reports expense	95,927
Affiliated fund administration fees	43,479
Professional fees	37,416
Non-interested Trustees’ fees and expenses	30,674
Custodian fees	19,951
Other expenses	148,549
Total Expenses	12,416,104
Less: Excess Expense Reimbursement and Waivers	(14,734)
Net Expenses	12,401,370
Net Investment Income/(Loss)	60,235,888

See Notes to Financial Statements.

30	DECEMBER 31, 2021

Janus Henderson Multi-Sector Income Fund

Statement of Operations (unaudited)

For the period ended December 31, 2021

Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	$19,946,952
Forward foreign currency exchange contracts	5,389,428
Futures contracts	(24,878,585)
Swap contracts	1,239,399
Total Net Realized Gain/(Loss) on Investments	1,697,194
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation	(50,370,504)
Forward foreign currency exchange contracts	(2,213,536)
Futures contracts	5,122,154
TBA sales commitments	76,832
Swap contracts	279,925
Total Change in Unrealized Net Appreciation/Depreciation	(47,105,129)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$14,827,953

See Notes to Financial Statements.

Janus Investment Fund	31

Janus Henderson Multi-Sector Income Fund

Statements of Changes in Net Assets

	Period ended December 31, 2021 (unaudited)	Year ended June 30, 2021

Operations:
Net investment income/(loss)	$60,235,888	$109,350,977
Net realized gain/(loss) on investments	1,697,194	78,575,490
Change in unrealized net appreciation/depreciation	(47,105,129)	93,406,178
Net Increase/(Decrease) in Net Assets Resulting from Operations	14,827,953	281,332,645
Dividends and Distributions to Shareholders:
Class A Shares	(1,447,770)	(2,383,996)
Class C Shares	(1,282,856)	(2,293,328)
Class D Shares	(2,400,286)	(3,952,607)
Class I Shares	(62,528,987)	(89,743,409)
Class N Shares	(2,909,112)	(4,655,898)
Class S Shares	(14,860)	(37,044)
Class T Shares	(4,672,801)	(12,349,661)
Net Decrease from Dividends and Distributions to Shareholders	(75,256,672)	(115,415,943)
Capital Share Transactions:
Class A Shares	3,276,603	14,195,757
Class C Shares	6,261,986	3,186,101
Class D Shares	3,466,781	24,735,614
Class I Shares	409,148,773	637,421,757
Class N Shares	11,225,032	27,555,092
Class S Shares	61,602	(308,332)
Class T Shares	(14,653,386)	(75,137,201)
Net Increase/(Decrease) from Capital Share Transactions	418,787,391	631,648,788
Net Increase/(Decrease) in Net Assets	358,358,672	797,565,490
Net Assets:
Beginning of period	3,169,374,220	2,371,808,730
End of period	$3,527,732,892	$3,169,374,220

See Notes to Financial Statements.

32	DECEMBER 31, 2021

Janus Henderson Multi-Sector Income Fund

Financial Highlights

Class A Shares
For a share outstanding during the period ended December 31, 2021 (unaudited) and the year ended June 30	2021	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$10.12	$9.47	$9.89	$9.66	$9.83	$9.72
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.17	0.39	0.40	0.42	0.40	0.45
Net realized and unrealized gain/(loss)	(0.13)	0.67	(0.34)	0.25	(0.08)	0.19
Total from Investment Operations	0.04	1.06	0.06	0.67	0.32	0.64
Less Dividends and Distributions:
Dividends (from net investment income)	(0.18)	(0.41)	(0.40)	(0.44)	(0.43)	(0.51)
Distributions (from capital gains)	(0.03)	—	(0.05)	—	(0.06)	(0.02)
Return of capital	—	—	(0.03)	—	—	—
Total Dividends and Distributions	(0.21)	(0.41)	(0.48)	(0.44)	(0.49)	(0.53)
Net Asset Value, End of Period	$9.95	$10.12	$9.47	$9.89	$9.66	$9.83
Total Return*	0.41%	11.38%(2)	0.61%	7.11%	3.20%	6.78%
Net Assets, End of Period (in thousands)	$69,109	$67,032	$49,168	$20,276	$15,697	$8,412
Average Net Assets for the Period (in thousands)	$68,797	$57,669	$40,103	$14,907	$13,616	$10,263
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.89%	0.91%	0.92%	1.05%	1.11%	1.20%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.89%	0.91%	0.92%	1.00%	0.99%	0.96%
Ratio of Net Investment Income/(Loss)	3.32%	3.91%	4.19%	4.35%	4.16%	4.60%
Portfolio Turnover Rate	36%(3)	119%(3)	188%(3)	142%(3)	194%(3)	139%

Class C Shares
For a share outstanding during the period ended December 31, 2021 (unaudited) and the year ended June 30	2021	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$10.12	$9.47	$9.89	$9.67	$9.84	$9.72
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.13	0.32	0.33	0.35	0.33	0.38
Net realized and unrealized gain/(loss)	(0.13)	0.67	(0.35)	0.23	(0.09)	0.20
Total from Investment Operations	—	0.99	(0.02)	0.58	0.24	0.58
Less Dividends and Distributions:
Dividends (from net investment income)	(0.14)	(0.34)	(0.33)	(0.36)	(0.35)	(0.44)
Distributions (from capital gains)	(0.03)	—	(0.05)	—	(0.06)	(0.02)
Return of capital	—	—	(0.02)	—	—	—
Total Dividends and Distributions	(0.17)	(0.34)	(0.40)	(0.36)	(0.41)	(0.46)
Net Asset Value, End of Period	$9.95	$10.12	$9.47	$9.89	$9.67	$9.84
Total Return*	0.02%	10.58%(4)	(0.18)%	6.20%	2.40%	6.11%
Net Assets, End of Period (in thousands)	$76,096	$71,133	$63,574	$30,350	$18,101	$5,056
Average Net Assets for the Period (in thousands)	$74,638	$67,010	$50,662	$20,980	$12,273	$4,598
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.67%	1.64%	1.71%	1.79%	1.90%	1.94%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.67%	1.64%	1.71%	1.76%	1.79%	1.69%
Ratio of Net Investment Income/(Loss)	2.55%	3.19%	3.43%	3.60%	3.40%	3.93%
Portfolio Turnover Rate	36%(3)	119%(3)	188%(3)	142%(3)	194%(3)	139%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) 0.01% of the Fund’s total return consists of a voluntary reimbursement by Janus Capital for realized investment losses and another 0.04% consists of a gain on an investment not meeting the investment guidelines of the Fund.  Excluding these items, total return would have been 11.33%.

(3) Portfolio Turnover Rate excludes TBA (to be announced) purchase and sales commitments.

(4) 0.01% of the Fund’s total return consists of a voluntary reimbursement by Janus Capital for realized investment losses and another 0.04% consists of a gain on an investment not meeting the investment guidelines of the Fund.  Excluding these items, total return would have been 10.53%.

See Notes to Financial Statements.

Janus Investment Fund	33

Janus Henderson Multi-Sector Income Fund

Financial Highlights

Class D Shares
For a share outstanding during the period ended December 31, 2021 (unaudited) and the year ended June 30	2021	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$10.12	$9.47	$9.89	$9.67	$9.84	$9.72
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.18	0.40	0.42	0.44	0.43	0.48
Net realized and unrealized gain/(loss)	(0.13)	0.68	(0.35)	0.23	(0.10)	0.19
Total from Investment Operations	0.05	1.08	0.07	0.67	0.33	0.67
Less Dividends and Distributions:
Dividends (from net investment income)	(0.19)	(0.43)	(0.41)	(0.45)	(0.44)	(0.53)
Distributions (from capital gains)	(0.03)	—	(0.05)	—	(0.06)	(0.02)
Return of capital	—	—	(0.03)	—	—	—
Total Dividends and Distributions	(0.22)	(0.43)	(0.49)	(0.45)	(0.50)	(0.55)
Net Asset Value, End of Period	$9.95	$10.12	$9.47	$9.89	$9.67	$9.84
Total Return*	0.49%	11.57%(2)	0.77%	7.18%	3.36%	7.06%
Net Assets, End of Period (in thousands)	$109,997	$108,418	$78,091	$57,522	$31,328	$24,575
Average Net Assets for the Period (in thousands)	$109,787	$91,918	$79,433	$42,770	$28,932	$16,919
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.73%	0.74%	0.76%	0.88%	0.98%	1.07%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.73%	0.74%	0.76%	0.84%	0.84%	0.80%
Ratio of Net Investment Income/(Loss)	3.49%	4.07%	4.30%	4.54%	4.36%	4.89%
Portfolio Turnover Rate	36%(3)	119%(3)	188%(3)	142%(3)	194%(3)	139%

Class I Shares
For a share outstanding during the period ended December 31, 2021 (unaudited) and the year ended June 30	2021	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$10.12	$9.47	$9.88	$9.66	$9.83	$9.72
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.18	0.41	0.43	0.44	0.43	0.49
Net realized and unrealized gain/(loss)	(0.13)	0.67	(0.34)	0.24	(0.09)	0.18
Total from Investment Operations	0.05	1.08	0.09	0.68	0.34	0.67
Less Dividends and Distributions:
Dividends (from net investment income)	(0.19)	(0.43)	(0.42)	(0.46)	(0.45)	(0.54)
Distributions (from capital gains)	(0.03)	—	(0.05)	—	(0.06)	(0.02)
Return of capital	—	—	(0.03)	—	—	—
Total Dividends and Distributions	(0.22)	(0.43)	(0.50)	(0.46)	(0.51)	(0.56)
Net Asset Value, End of Period	$9.95	$10.12	$9.47	$9.88	$9.66	$9.83
Total Return*	0.51%	11.63%(4)	0.93%	7.25%	3.46%	7.06%
Net Assets, End of Period (in thousands)	$2,929,324	$2,570,289	$1,805,985	$909,014	$196,433	$63,716
Average Net Assets for the Period (in thousands)	$2,808,079	$2,061,334	$1,542,112	$476,391	$110,623	$38,892
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.69%	0.69%	0.70%	0.80%	0.87%	0.94%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.69%	0.69%	0.70%	0.78%	0.76%	0.69%
Ratio of Net Investment Income/(Loss)	3.54%	4.13%	4.42%	4.59%	4.45%	5.00%
Portfolio Turnover Rate	36%(3)	119%(3)	188%(3)	142%(3)	194%(3)	139%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) 0.01% of the Fund’s total return consists of a voluntary reimbursement by Janus Capital for realized investment losses and another 0.04% consists of a gain on an investment not meeting the investment guidelines of the Fund.  Excluding these items, total return would have been 11.52%.

(3) Portfolio Turnover Rate excludes TBA (to be announced) purchase and sales commitments.

(4) 0.01% of the Fund’s total return consists of a voluntary reimbursement by Janus Capital for realized investment losses and another 0.04% consists of a gain on an investment not meeting the investment guidelines of the Fund.  Excluding these items, total return would have been 11.58%.

See Notes to Financial Statements.

34	DECEMBER 31, 2021

Janus Henderson Multi-Sector Income Fund

Financial Highlights

Class N Shares
For a share outstanding during the period ended December 31, 2021 (unaudited) and the year ended June 30	2021	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$10.12	$9.47	$9.89	$9.67	$9.84	$9.72
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.18	0.42	0.44	0.45	0.44	0.48
Net realized and unrealized gain/(loss)	(0.13)	0.67	(0.36)	0.24	(0.09)	0.20
Total from Investment Operations	0.05	1.09	0.08	0.69	0.35	0.68
Less Dividends and Distributions:
Dividends (from net investment income)	(0.19)	(0.44)	(0.42)	(0.47)	(0.46)	(0.54)
Distributions (from capital gains)	(0.03)	—	(0.05)	—	(0.06)	(0.02)
Return of capital	—	—	(0.03)	—	—	—
Total Dividends and Distributions	(0.22)	(0.44)	(0.50)	(0.47)	(0.52)	(0.56)
Net Asset Value, End of Period	$9.95	$10.12	$9.47	$9.89	$9.67	$9.84
Total Return*	0.56%	11.73%(2)	0.90%	7.32%	3.51%	7.21%
Net Assets, End of Period (in thousands)	$130,973	$121,983	$88,092	$6,763	$2,696	$1,553
Average Net Assets for the Period (in thousands)	$128,595	$104,964	$20,729	$3,933	$2,017	$2,474
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.60%	0.60%	0.63%	0.80%	0.84%	0.90%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.60%	0.60%	0.63%	0.71%	0.69%	0.65%
Ratio of Net Investment Income/(Loss)	3.62%	4.21%	4.68%	4.67%	4.50%	4.90%
Portfolio Turnover Rate	36%(3)	119%(3)	188%(3)	142%(3)	194%(3)	139%

Class S Shares
For a share outstanding during the period ended December 31, 2021 (unaudited) and the year ended June 30	2021	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$10.11	$9.46	$9.91	$9.67	$9.84	$9.72
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.16	0.39	0.39	0.43	0.40	0.44
Net realized and unrealized gain/(loss)	(0.14)	0.67	(0.37)	0.27	(0.09)	0.21
Total from Investment Operations	0.02	1.06	0.02	0.70	0.31	0.65
Less Dividends and Distributions:
Dividends (from net investment income)	(0.16)	(0.41)	(0.39)	(0.46)	(0.42)	(0.51)
Distributions (from capital gains)	(0.03)	—	(0.05)	—	(0.06)	(0.02)
Return of capital	—	—	(0.03)	—	—	—
Total Dividends and Distributions	(0.19)	(0.41)	(0.47)	(0.46)	(0.48)	(0.53)
Net Asset Value, End of Period	$9.94	$10.11	$9.46	$9.91	$9.67	$9.84
Total Return*	0.28%	11.32%(4)	0.19%	7.51%	3.12%	6.82%
Net Assets, End of Period (in thousands)	$795	$745	$987	$652	$1,228	$1,115
Average Net Assets for the Period (in thousands)	$742	$898	$775	$908	$1,181	$1,703
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.51%	1.33%	1.43%	1.36%	1.37%	1.40%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.15%	0.98%	1.03%	0.89%	1.07%	1.02%
Ratio of Net Investment Income/(Loss)	3.07%	3.88%	4.05%	4.47%	4.13%	4.51%
Portfolio Turnover Rate	36%(3)	119%(3)	188%(3)	142%(3)	194%(3)	139%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) 0.01% of the Fund’s total return consists of a voluntary reimbursement by Janus Capital for realized investment losses and another 0.04% consists of a gain on an investment not meeting the investment guidelines of the Fund.  Excluding these items, total return would have been 11.68%.

(3) Portfolio Turnover Rate excludes TBA (to be announced) purchase and sales commitments.

(4) 0.01% of the Fund’s total return consists of a voluntary reimbursement by Janus Capital for realized investment losses and another 0.04% consists of a gain on an investment not meeting the investment guidelines of the Fund.  Excluding these items, total return would have been 11.27%.

See Notes to Financial Statements.

Janus Investment Fund	35

Janus Henderson Multi-Sector Income Fund

Financial Highlights

Class T Shares
For a share outstanding during the period ended December 31, 2021 (unaudited) and the year ended June 30	2021	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$10.12	$9.47	$9.89	$9.66	$9.83	$9.71
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.17	0.40	0.41	0.42	0.41	0.47
Net realized and unrealized gain/(loss)	(0.13)	0.67	(0.35)	0.25	(0.09)	0.19
Total from Investment Operations	0.04	1.07	0.06	0.67	0.32	0.66
Less Dividends and Distributions:
Dividends (from net investment income)	(0.18)	(0.42)	(0.40)	(0.44)	(0.43)	(0.52)
Distributions (from capital gains)	(0.03)	—	(0.05)	—	(0.06)	(0.02)
Return of capital	—	—	(0.03)	—	—	—
Total Dividends and Distributions	(0.21)	(0.42)	(0.48)	(0.44)	(0.49)	(0.54)
Net Asset Value, End of Period	$9.95	$10.12	$9.47	$9.89	$9.66	$9.83
Total Return*	0.44%	11.47%(2)	0.67%	7.17%	3.26%	6.97%
Net Assets, End of Period (in thousands)	$211,438	$229,774	$285,912	$149,662	$75,614	$17,117
Average Net Assets for the Period (in thousands)	$221,196	$291,205	$250,371	$105,637	$47,107	$10,244
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.84%	0.85%	0.86%	0.98%	1.06%	1.15%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.83%	0.83%	0.86%	0.95%	0.94%	0.88%
Ratio of Net Investment Income/(Loss)	3.38%	4.01%	4.27%	4.42%	4.26%	4.84%
Portfolio Turnover Rate	36%(3)	119%(3)	188%(3)	142%(3)	194%(3)	139%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) 0.01% of the Fund’s total return consists of a voluntary reimbursement by Janus Capital for realized investment losses and another 0.04% consists of a gain on an investment not meeting the investment guidelines of the Fund.  Excluding these items, total return would have been 11.42%.

(3) Portfolio Turnover Rate excludes TBA (to be announced) purchase and sales commitments.

See Notes to Financial Statements.

36	DECEMBER 31, 2021

Janus Henderson Multi-Sector Income Fund

Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

Janus Henderson Multi-Sector Income Fund (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 41 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks high current income with a secondary focus on capital appreciation. The Fund is classified as diversified, as defined in the 1940 Act. Janus Henderson Investors US LLC (formerly Janus Capital Management LLC) is the investment adviser (the “Adviser”) to the Fund.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares.

Class A Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class C Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, and bank trust platforms.

Class C Shares are closed to investments by new employer-sponsored retirement plans and existing employer-sponsored retirement plans are no longer able to make additional purchases or exchanges into Class C Shares.

The Funds currently implement an automatic conversion feature pursuant to which Class C Shares that have been held for eight years are automatically converted to Class A Shares without the imposition of any sales charge, fee or other charge. The conversion will generally occur no later than ten business days in the month following the month of the eighth anniversary of the date of purchase. Class C Shares purchased through the reinvestment of dividends and other distributions on Class C Shares will convert to Class A Shares at the same time as the original Class C Shares with respect to which they were purchased. For Class C Shares held in omnibus accounts on intermediary platforms, the Fund will rely on these intermediaries to implement this conversion feature. Your financial intermediary may have separate policies and procedures as to when and how Class C Shares may be converted to Class A Shares. Please contact your financial intermediary for additional information.

Effective July 6, 2020, Class D Shares are available to new investors, subject to any closed fund policies for a Fund, as applicable. Previously, Class D Shares were only available to investors who already had a direct account with the Janus Henderson funds; immediate family members or members of the same household of an eligible individual investor; and existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus Henderson funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments, who established Class I Share accounts before August 4, 2017.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of: 1) certain adviser-assisted, employer-sponsored retirement plans, including 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and certain welfare benefit plans, such as health savings accounts, and nonqualified deferred compensation plans; and 2) retail investors purchasing in qualified or nonqualified accounts, whose accounts are held through an omnibus account at their financial intermediary, and where the financial intermediary requires no payment or reimbursement from the Fund, the Adviser, or its affiliates. Class N Shares are also available to Janus Henderson proprietary products and to certain direct institutional investors approved by Janus Distributors US LLC dba Janus Henderson Distributors (formerly Janus Distributors LLC) (the “Distributor”) including, but not limited to, corporations, certain retirement plans, public plans, and foundations and endowments, subject to minimum investment requirements.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory

Janus Investment Fund	37

Janus Henderson Multi-Sector Income Fund

Notes to Financial Statements (unaudited)

programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with the Adviser or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with the Adviser or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with United States of America generally accepted accounting principles ("US GAAP").

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service

38	DECEMBER 31, 2021

Janus Henderson Multi-Sector Income Fund

Notes to Financial Statements (unaudited)

approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of December 31, 2021 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

The Fund did not hold a significant amount of Level 3 securities as of December 31, 2021.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income is recorded daily on the accrual basis and includes amortization of premiums and accretion of discounts. The Fund classifies gains and losses on prepayments received as an adjustment to interest income. Debt securities may be placed in non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivables when collection of all or a portion of interest has become doubtful. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

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Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

Dividends are declared daily and distributed monthly for the Fund. Realized capital gains, if any, are declared and distributed in December. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or a Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Fund's equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Derivative Instruments

The Fund may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Fund may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on futures contracts, options on foreign currencies, options on recovery locks, options on security and commodity indices, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Fund during the period ended December 31, 2021 is discussed in further detail below. A summary of derivative activity by the Fund is reflected in the tables at the end of the Schedule of Investments.

The Fund may use derivative instruments for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions), to adjust currency exposure relative to a benchmark index, or for speculative purposes (to earn income and seek to enhance returns). When the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Fund may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly. The Fund’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks.

In pursuit of its investment objective, the Fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

• Commodity Risk – the risk related to the change in value of commodities or commodity-linked investments due to changes in the overall market movements, volatility of the underlying benchmark, changes in interest rates, or

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other factors affecting a particular industry or commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

• Counterparty Risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

• Credit Risk – the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

• Currency Risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

• Equity Risk – the risk related to the change in value of equity securities as they relate to increases or decreases in the general market.

• Index Risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

• Interest Rate Risk – the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Fund’s NAV to likewise decrease.

• Leverage Risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Fund creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

• Liquidity Risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Fund may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. Additionally, the Fund may deposit cash and/or treasuries as collateral with the counterparty and/or custodian daily (based on the daily valuation of the financial asset) if the Fund has a net aggregate unrealized loss on OTC derivative contracts with a particular counterparty. All liquid securities and restricted cash are considered to cover in an amount at all times equal to or greater than the Fund’s commitment with respect to certain exchange-traded derivatives, centrally cleared derivatives, forward foreign currency exchange contracts, short sales, and/or securities with extended settlement dates. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on the Adviser’s ability to establish and maintain appropriate systems and trading.

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract (“forward currency contract”) is an obligation to buy or sell a specified currency at a future date at a negotiated rate (which may be U.S. dollars or a foreign currency). The Fund may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Fund may also invest in forward currency contracts for non-hedging purposes such as seeking to enhance returns. The Fund is subject to currency risk and counterparty risk in the normal course of pursuing its investment objective through its investments in forward currency contracts.

Forward currency contracts are valued by converting the foreign value to U.S. dollars by using the current spot U.S. dollar exchange rate and/or forward rate for that currency. Exchange and forward rates as of the close of the NYSE are

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Notes to Financial Statements (unaudited)

used to value the forward currency contracts. The unrealized appreciation/(depreciation) for forward currency contracts is reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations for the change in unrealized net appreciation/depreciation (if applicable). The realized gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a forward currency contract is reported on the Statement of Operations (if applicable).

During the period, the Fund entered into forward currency contracts with the obligation to purchase foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Fund.

During the period, the Fund entered into forward currency contracts with the obligation to sell foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Fund.

Futures Contracts

A futures contract is an exchange-traded agreement to take or make delivery of an underlying asset at a specific time in the future for a specific predetermined negotiated price. The Fund may enter into futures contracts to gain exposure to the stock market or other markets pending investment of cash balances or to meet liquidity needs. The Fund is subject to interest rate risk, equity risk, and currency risk in the normal course of pursuing its investment objective through its investments in futures contracts. The Fund may also use such derivative instruments to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts on commodities are valued at the settlement price on valuation date on the commodities exchange as reported by an approved vendor. Mini contracts, as defined in the description of the contract, shall be valued using the Actual Settlement Price or “ASET” price type as reported by an approved vendor. In the event that foreign futures trade when the foreign equity markets are closed, the last foreign futures trade price shall be used. Futures contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statement of Assets and Liabilities (if applicable). The change in unrealized net appreciation/depreciation is reported on the Statement of Operations (if applicable). When a contract is closed, a realized gain or loss is reported on the Statement of Operations (if applicable), equal to the difference between the opening and closing value of the contract. Securities held by the Fund that are designated as collateral for market value on futures contracts are noted on the Schedule of Investments (if applicable). Such collateral is in the possession of the Fund’s futures commission merchant.

With futures, there is minimal counterparty credit risk to the Fund since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

During the period, the Fund purchased interest rate futures to increase exposure to interest rate risk.

During the period, the Fund sold interest rate futures to decrease exposure to interest rate risk.

Swaps

Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year to exchange one set of cash flows for another. The most significant factor in the performance of swap agreements is the change in value of the specific index, security, or currency, or other factors that determine the amounts of payments due to and from the Fund. The use of swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Swap transactions may in some instances involve the delivery of securities or other underlying assets by the Fund or its counterparty to collateralize obligations under the swap. If the other party to a swap that is not collateralized defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. Swap agreements entail the risk that a party will default on its payment obligations to the Fund. If the other party to a swap defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. If the Fund utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Fund and reduce the Fund’s total return.

Swap agreements also bear the risk that the Fund will not be able to meet its obligation to the counterparty. Swap agreements are typically privately negotiated and entered into in the OTC market. However, certain swap agreements are required to be cleared through a clearinghouse and traded on an exchange or swap execution facility. Swaps that

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Notes to Financial Statements (unaudited)

are required to be cleared are required to post initial and variation margins in accordance with the exchange requirements. Regulations enacted require the Fund to centrally clear certain interest rate and credit default index swaps through a clearinghouse or central counterparty (“CCP”). To clear a swap with a CCP, the Fund will submit the swap to, and post collateral with, a futures clearing merchant (“FCM”) that is a clearinghouse member. Alternatively, the Fund may enter into a swap with a financial institution other than the FCM (the “Executing Dealer”) and arrange for the swap to be transferred to the FCM for clearing. The Fund may also enter into a swap with the FCM itself. The CCP, the FCM, and the Executing Dealer are all subject to regulatory oversight by the U.S. Commodity Futures Trading Commission (“CFTC”). A default or failure by a CCP or an FCM, or the failure of a swap to be transferred from an Executing Dealer to the FCM for clearing, may expose the Fund to losses, increase its costs, or prevent the Fund from entering or exiting swap positions, accessing collateral, or fully implementing its investment strategies. The regulatory requirement to clear certain swaps could, either temporarily or permanently, reduce the liquidity of cleared swaps or increase the costs of entering into those swaps.

Index swaps, interest rate swaps, inflation swaps and credit default swaps are valued using an approved vendor supplied price. Basket swaps are valued using a broker supplied price. Equity swaps that consist of a single underlying equity are valued either at the closing price, the latest bid price, or the last sale price on the primary market or exchange it trades. The market value of swap contracts are aggregated by positive and negative values and are disclosed separately as an asset or liability on the Fund’s Statement of Assets and Liabilities (if applicable). Realized gains and losses are reported on the Fund’s Statement of Operations (if applicable). The change in unrealized net appreciation or depreciation during the period is included in the Statement of Operations (if applicable).

The Fund’s maximum risk of loss from counterparty risk or credit risk is the discounted value of the payments to be received from/paid to the counterparty over the contract’s remaining life, to the extent that the amount is positive. The risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to cover the Fund’s exposure to the counterparty.

The Fund may enter into various types of credit default swap agreements, including OTC credit default swap agreements, for investment purposes, to add leverage to its Fund, or to hedge against widening credit spreads on high-yield/high-risk bonds. Credit default swaps are a specific kind of counterparty agreement that allow the transfer of third party credit risk from one party to the other. One party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange for regular periodic payments. Credit default swaps could result in losses if the Fund does not correctly evaluate the creditworthiness of the company or companies on which the credit default swap is based. Credit default swap agreements may involve greater risks than if the Fund had invested in the reference obligation directly since, in addition to risks relating to the reference obligation, credit default swaps are subject to illiquidity risk, counterparty risk, and credit risk. The Fund will generally incur a greater degree of risk when it sells a credit default swap than when it purchases a credit default swap. As a buyer of a credit default swap, the Fund may lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. As seller of a credit default swap, if a credit event were to occur, the value of any deliverable obligation received by the Fund, coupled with the upfront or periodic payments previously received, may be less than what it pays to the buyer, resulting in a loss of value to the Fund.

As a buyer of credit protection, the Fund is entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract in the event of a default or other credit event by a third party, such as a U.S. or foreign issuer, on the debt obligation. In return, the Fund as buyer would pay to the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Fund would have spent the stream of payments and potentially received no benefit from the contract.

If the Fund is the seller of credit protection against a particular security, the Fund would receive an up-front or periodic payment to compensate against potential credit events. As the seller in a credit default swap contract, the Fund would be required to pay the par value (the “notional value”) (or other agreed-upon value) of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the Fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would keep the stream of payments and would have no payment obligations. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional value of the swap. The maximum potential amount of future payments (undiscounted) that the Fund as a seller could be required to make in a credit default transaction would be the notional amount of the agreement.

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Notes to Financial Statements (unaudited)

The Fund may invest in CDXs. A CDX is a swap on an index of credit default swaps. CDXs allow an investor to manage credit risk or take a position on a basket of credit entities (such as credit default swaps or commercial mortgage-backed securities) in a more efficient manner than transacting in a single-name CDS. If a credit event occurs in one of the underlying companies, the protection is paid out via the delivery of the defaulted bond by the buyer of protection in return for a payment of notional value of the defaulted bond by the seller of protection or it may be settled through a cash settlement between the two parties. The underlying company is then removed from the index. If the Fund holds a long position in a CDX, the Fund would indirectly bear its proportionate share of any expenses paid by a CDX. A Fund holding a long position in CDXs typically receives income from principal or interest paid on the underlying securities. By investing in CDXs, the Fund could be exposed to illiquidity risk, counterparty risk, and credit risk of the issuers of the underlying loan obligations and of the CDX markets. If there is a default by the CDX counterparty, the Fund will have contractual remedies pursuant to the agreements related to the transaction. CDXs also bear the risk that the Fund will not be able to meet its obligation to the counterparty.

During the period, the Fund sold protection via the credit default swap market in order to gain credit risk exposure to individual corporates, countries and/or credit indices where gaining this exposure via the cash bond market was less attractive.

During the period, the Fund purchased protection via the credit default swap market in order to reduce credit risk exposure to individual corporates, countries and/or credit indices where reducing this exposure via the cash bond market was less attractive.

The Fund’s use of interest rate swaps involves investment techniques and risks different from those associated with ordinary portfolio security transactions. Interest rate swaps do not involve the delivery of securities, other underlying assets, or principal. Interest rate swaps involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments). Interest rate swaps may result in potential losses if interest rates do not move as expected or if the counterparties are unable to satisfy their obligations. Interest rate swaps are generally entered into on a net basis. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make.

During the period, the Fund entered into interest rate swaps paying a fixed interest rate and receiving a floating interest rate in order to decrease interest rate risk (duration) exposure. As interest rates rise, the Fund benefits by receiving a higher expected future floating rate, while paying a fixed rate that has not increased.

There were no interest rate swaps held at December 31, 2021.

3. Other Investments and Strategies

Additional Investment Risk

The Fund may be invested in lower-rated debt securities that have a higher risk of default or loss of value since these securities may be sensitive to economic changes, political changes, or adverse developments specific to the issuer.

In response to the COVID-19 pandemic, the U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets, including reducing interest rates to record-low levels. Extremely low or negative interest rates may become more prevalent or may not work as intended. As there is little precedent for this situation, the impact on various markets that interest rate or other significant policy changes may have is unknown. The withdrawal of this support, a failure of measures put in place in response to such economic uncertainty, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation.

Widespread disease, including pandemics and epidemics, and natural or environmental disasters, including those which may be attributable to global climate change, such as earthquakes, fires, floods, hurricanes, tsunamis and weather-related phenomena generally, have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a Fund’s investments. Economies and financial markets throughout the world have become increasingly interconnected, which increases the likelihood that events or conditions in one region or country will adversely affect markets or issuers in other regions or countries, including the United States.

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These disruptions could prevent a Fund from executing advantageous investment decisions in a timely manner and negatively impact a Fund’s ability to achieve its investment objective(s). Any such event(s) could have a significant adverse impact on the value of a Fund. In addition, these disruptions could also impair the information technology and other operational systems upon which the Fund’s service providers, including the Adviser or the subadviser (as applicable), rely, and could otherwise disrupt the ability of employees of the Fund’s service providers to perform essential tasks on behalf of the Fund. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance and reinsurance companies that insure or reinsure against the impact of natural disasters.

A number of countries in the European Union (the “EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen, or spread further within the EU. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Among other things, these developments have adversely affected the value and exchange rate of the euro and pound sterling, and may continue to significantly affect the economies of all EU countries, which in turn may have a material adverse effect on the Fund’s investments in such countries, other countries that depend on EU countries for significant amounts of trade or investment, or issuers with exposure to debt issued by certain EU countries.

LIBOR Replacement Risk

The Fund may invest in certain debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate (“LIBOR”) or other interbank offered rates as a reference rate for various rate calculations. The U.K. Financial Conduct Authority has announced that it intends to stop compelling or inducing banks to submit rates for many LIBOR settings after December 31, 2021, and for certain other commonly used U.S. dollar LIBOR settings after June 30, 2023. The elimination of LIBOR or other reference rates and the transition process away from LIBOR could adversely impact (i) volatility and liquidity in markets that are tied to those reference rates, (ii) the market for, or value of, specific securities or payments linked to those reference rates, (iii) availability or terms of borrowing or refinancing, or (iv) the effectiveness of hedging strategies. For these and other reasons, the elimination of LIBOR or changes to other reference rates may adversely affect the Fund’s performance and/or net asset value. Alternatives to LIBOR are established or in development in most major currencies, including the Secured Overnight Financing Rate (“SOFR”) that is intended to replace the U.S. dollar LIBOR. The effect of the discontinuation of, LIBOR or other reference rates will depend on (1) existing fallback or termination provisions in individual contracts and (2) whether, how, and when industry participants develop and adopt new reference rates and fallbacks for both legacy and new products and instruments. Accordingly, it is difficult to predict the full impact of the transition away from LIBOR or other reference rates on the Fund until new reference rates and fallbacks for both legacy and new products, instruments and contracts are commercially accepted.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the "Offsetting Assets and Liabilities" section of this Note for further details.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that the Adviser believes to be creditworthy at the time of the transaction. There is

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always the risk that the Adviser’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Loans

The Fund may invest in various commercial loans, including bank loans, bridge loans, debtor-in-possession (“DIP”) loans, mezzanine loans, and other fixed and floating rate loans. These loans may be acquired through loan participations and assignments or on a when-issued basis. Commercial loans will comprise no more than 50% of the Fund’s total assets. Below are descriptions of the types of loans held by the Fund as of December 31, 2021.

• Bank Loans - Bank loans are obligations of companies or other entities entered into in connection with recapitalizations, acquisitions, and refinancings. The Fund’s investments in bank loans are generally acquired as a participation interest in, or assignment of, loans originated by a lender or other financial institution. These investments may include institutionally-traded floating and fixed-rate debt securities.

• Floating Rate Loans – Floating rate loans are debt securities that have floating interest rates, that adjust periodically, and are tied to a benchmark lending rate, such as London Interbank Offered Rate (“LIBOR”). In other cases, the lending rate could be tied to the prime rate offered by one or more major U.S. banks or the rate paid on large certificates of deposit traded in the secondary markets. If the benchmark lending rate changes, the rate payable to lenders under the loan will change at the next scheduled adjustment date specified in the loan agreement. Floating rate loans are typically issued to companies (‘‘borrowers’’) in connection with recapitalizations, acquisitions, and refinancings. Floating rate loan investments are generally below investment grade. Senior floating rate loans are secured by specific collateral of a borrower and are senior in the borrower’s capital structure. The senior position in the borrower’s capital structure generally gives holders of senior loans a claim on certain of the borrower’s assets that is senior to subordinated debt and preferred and common stock in the case of a borrower’s default. Floating rate loan investments may involve foreign borrowers, and investments may be denominated in foreign currencies. Floating rate loans often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The Fund may invest in obligations of borrowers who are in bankruptcy proceedings. While the Fund generally expects to invest in fully funded term loans, certain of the loans in which the Fund may invest include revolving loans, bridge loans, and delayed draw term loans.

Purchasers of floating rate loans may pay and/or receive certain fees. The Fund may receive fees such as covenant waiver fees or prepayment penalty fees. The Fund may pay fees such as facility fees. Such fees may affect the Fund’s return.

• Mezzanine Loans - Mezzanine loans are secured by the stock of the company that owns the assets. Mezzanine loans are a hybrid of debt and equity financing that is typically used to fund the expansion of existing companies. A mezzanine loan is composed of debt capital that gives the lender the right to convert to an ownership or equity interest in the company if the loan is not paid back in time and in full. Mezzanine loans typically are the most subordinated debt obligation in an issuer’s capital structure.

Mortgage- and Asset-Backed Securities

Mortgage- and asset-backed securities represent interests in “pools” of commercial or residential mortgages or other assets, including consumer and commercial loans or receivables. The Fund may purchase fixed or variable rate commercial or residential mortgage-backed securities issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”), or other governmental or government-related entities. Ginnie Mae’s guarantees are backed as to the timely payment of principal and interest by the full faith and credit of the U.S. Government. Fannie Mae and Freddie Mac securities are not backed by the full faith and credit of the U.S. Government. In September 2008, the Federal Housing Finance Agency (“FHFA”), an agency of the U.S. Government, placed Fannie Mae and Freddie Mac under conservatorship. Since that time, Fannie Mae and Freddie Mac have received capital support through U.S. Treasury preferred stock purchases and Treasury and Federal Reserve purchases of their mortgage-backed securities. The FHFA and the U.S. Treasury have imposed strict limits on the size of these entities’ mortgage portfolios. The FHFA has the power to cancel any contract entered into by Fannie Mae and Freddie Mac prior to FHFA’s appointment as conservator or receiver, including the guarantee obligations of Fannie Mae and Freddie Mac.

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Janus Henderson Multi-Sector Income Fund

Notes to Financial Statements (unaudited)

The Fund may also purchase other mortgage- and asset-backed securities through single- and multi-seller conduits, collateralized debt obligations, structured investment vehicles, and other similar securities. Asset-backed securities may be backed by various consumer obligations, including automobile loans, equipment leases, credit card receivables, or other collateral. In the event the underlying loans are not paid, the securities’ issuer could be forced to sell the assets and recognize losses on such assets, which could impact your return. Unlike traditional debt instruments, payments on these securities include both interest and a partial payment of principal. Mortgage- and asset-backed securities are subject to both extension risk, where borrowers pay off their debt obligations more slowly in times of rising interest rates, and prepayment risk, where borrowers pay off their debt obligations sooner than expected in times of declining interest rates. These risks may reduce the Fund’s returns. In addition, investments in mortgage- and asset-backed securities, including those comprised of subprime mortgages, may be subject to a higher degree of credit risk, valuation risk, extension risk (if interest rates rise), and liquidity risk than various other types of fixed-income securities. Additionally, although mortgage-backed securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that guarantors or insurers will meet their obligations.

Offsetting Assets and Liabilities

The Fund presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs OTC derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, in the event of a default and/or termination event, the Fund may offset with each counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment.

The following tables present gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see the “Fair Value of Derivative Instruments (not accounted for as hedging instruments) as of December 31, 2021” table located in the Fund’s Schedule of Investments.

Offsetting of Financial Assets and Derivative Assets

	Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Assets	or Liability(a)	Pledged(b)	Net Amount

JPMorgan Chase Bank, National Association	6,978,432	—	(6,978,432)	—

Janus Investment Fund	47

Janus Henderson Multi-Sector Income Fund

Notes to Financial Statements (unaudited)

Offsetting of Financial Liabilities and Derivative Liabilities

	Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Liabilities	or Liability(a)	Pledged(b)	Net Amount

Citibank, National Association	$250,617	$—	$—	$250,617
JPMorgan Chase Bank, National Association	1,745	—	—	1,745

Total	$252,362	$—	$—	$252,362
(a)

Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

JPMorgan Chase Bank, National Association acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodial functions in accordance with the Non-Custodial Securities Lending Agreement. For financial reporting purposes, the Fund does not offset financial instruments' payables and receivables and related collateral on the Statement of Assets and Liabilities. Securities on loan will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the Securities and Exchange Commission (the “SEC”). See “Securities Lending” in the “Notes to Financial Statements” for additional information.

The Fund generally does not exchange collateral on its forward foreign currency contracts with its counterparties; however, all liquid securities and restricted cash are considered to cover in an amount at all times equal to or greater than the Fund’s commitment with respect to these contracts. Certain securities may be segregated at the Fund’s custodian. These segregated securities are denoted on the accompanying Schedule of Investments and are evaluated daily to ensure their cover and/or market value equals or exceeds the Fund’s corresponding forward foreign currency exchange contract's obligation value.

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Securities Lending

Under procedures adopted by the Trustees, the Fund may seek to earn additional income by lending securities to certain qualified broker-dealers and institutions. JPMorgan Chase Bank, National Association acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodial functions in accordance with the Non-Custodial Securities Lending Agreement. The Fund may lend fund securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, the Adviser makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement

48	DECEMBER 31, 2021

Janus Henderson Multi-Sector Income Fund

Notes to Financial Statements (unaudited)

securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund. In certain circumstances individual loan transactions could yield negative returns.

Upon receipt of cash collateral, the Adviser may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. The Adviser currently intends to primarily invest the cash collateral in a cash management vehicle for which the Adviser serves as investment adviser, Janus Henderson Cash Collateral Fund LLC, or in time deposits. An investment in Janus Henderson Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Fund to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Fund and Janus Henderson Cash Collateral Fund LLC, the Adviser has an inherent conflict of interest as a result of its fiduciary duties to both the Fund and Janus Henderson Cash Collateral Fund LLC. Additionally, the Adviser receives an investment advisory fee of 0.05% for managing Janus Henderson Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Fund may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation. Additional required collateral, or excess collateral returned, is delivered on the next business day. Therefore, the value of the collateral held may be temporarily less than 102% or 105% value of the securities on loan. The cash collateral invested by the Adviser is disclosed in the Schedule of Investments (if applicable).

Income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the lending agent are included as “Affiliated securities lending income, net” on the Statement of Operations. As of December 31, 2021, securities lending transactions accounted for as secured borrowings with an overnight and continuous contractual maturity are $6,978,432. Gross amounts of recognized liabilities for securities lending (collateral received) as of December 31, 2021 is $7,190,533, resulting in the net amount due to the counterparty of $212,101.

TBA Commitments

The Fund may enter into “to be announced” or “TBA” commitments. TBAs are forward agreements for the purchase or sale of securities, including mortgage-backed securities, for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate, and mortgage terms. Although the particular TBA securities must meet industry-accepted “good delivery” standards, there can be no assurance that a security purchased on forward commitment basis will ultimately be issued or delivered by the counterparty. During the settlement period, the Fund will still bear the risk of any decline in the value of the security to be delivered. Because TBA commitments do not require the delivery of a specific security, the characteristics of the security delivered to the Fund may be less favorable than expected. If the counterparty to a transaction fails to deliver the security, the Fund could suffer a loss. To facilitate TBA commitments, the Fund will segregate or otherwise earmark liquid assets marked to market daily in an amount at least equal to such TBA commitments. Proposed rules of the Financial Industry Regulatory Authority (“FINRA”) include mandatory margin requirements for TBA commitments which, in some circumstances, will require the Fund to also post collateral. These collateral requirements may increase costs associated with the Fund’s participation in the TBA market.

When-Issued, Delayed Delivery and Forward Commitment Transactions

The Fund may purchase or sell securities on a when-issued, delayed delivery, or forward commitment basis. When purchasing a security on a when-issued, delayed delivery, or forward commitment basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. Typically, no income accrues on securities the Fund has committed to purchase prior to the time delivery of the securities is made. Because the Fund is not required to pay for the security until the delivery date, these risks are in addition to the risks associated with the Fund’s other investments. If the other party to a transaction fails to deliver the securities, the Fund could miss a favorable price or yield opportunity. If the Fund

Janus Investment Fund	49

Janus Henderson Multi-Sector Income Fund

Notes to Financial Statements (unaudited)

remains substantially fully invested at a time when when-issued, delayed delivery, or forward commitment purchases are outstanding, the purchases may result in a form of leverage. If the Fund remains substantially fully invested at a time when when-issued, delayed delivery, or forward commitment purchases (including TBA commitments) are outstanding, the purchases may result in a form of leverage.

When the Fund has sold a security on a when-issued, delayed delivery, or forward commitment basis, the Fund does not participate in future gains or losses with respect to the security. If the other party to a transaction fails to pay for the securities, the Fund could suffer a loss. Additionally, when selling a security on a when-issued, delayed delivery, or forward commitment basis without owning the security, the Fund will incur a loss if the security’s price appreciates in value such that the security’s price is above the agreed upon price on the settlement date. The Fund may dispose of or renegotiate a transaction after it is entered into, and may purchase or sell when-issued, delayed delivery or forward commitment securities before the settlement date, which may result in a gain or loss.

4. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays the Adviser an investment advisory fee which is calculated daily and paid monthly. The following table reflects the Fund’s contractual investment advisory fee rate (expressed as an annual rate).

Average Daily Net Assets of the Fund	Contractual Investment Advisory Fee (%)
First $200 Million	0.60
Next $500 Million	0.57
Over $700 Million	0.55

The Fund’s actual investment advisory fee rate for the reporting period was 0.56% of average annual net assets before any applicable waivers.

The Adviser has contractually agreed to waive the investment advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s total annual fund operating expenses, including the investment advisory fee, but excluding the fees payable pursuant to a Rule 12b-1 plan, shareholder servicing fees, such as transfer agency fees (including out-of-pocket costs), administrative services fees and any networking/omnibus payable by any share class, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.64% of the Fund’s average daily net assets. The Adviser has agreed to continue the waivers for at least a one-year period commencing October 28, 2021. If applicable, amounts waived and/or reimbursed to the Fund by the Adviser are disclosed as “Excess Expense Reimbursement and Waivers” on the Statement of Operations.

Janus Henderson Services US LLC (formerly Janus Services LLC) (the “Transfer Agent”), a wholly-owned subsidiary of the Adviser, is the Fund’s transfer agent. In addition, the Transfer Agent provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund. The Transfer Agent is not compensated for its services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to the Transfer Agent, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between the Transfer Agent and the Fund, the Transfer Agent may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. The Adviser and its affiliates benefit from an increase in assets that may result from such relationships. The Funds’ Trustees have set limits on fees that the Funds may incur with respect to administrative fees paid for omnibus or networked accounts. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Fund pays an annual administrative services fee based on the average daily net assets of Class D Shares for shareholder services provided by the Transfer Agent, as detailed below.

50	DECEMBER 31, 2021

Janus Henderson Multi-Sector Income Fund

Notes to Financial Statements (unaudited)

Average Daily Net Assets of Class D Shares of the Janus Henderson funds	Administrative Services Fee
Under $40 billion	0.12%
$40 billion – $49.9 billion	0.10%
Over $49.9 billion	0.08%

The Fund’s actual Class D administrative fee rate was 0.11% for the reporting period.

The Transfer Agent provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

The Transfer Agent receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class S Shares and Class T Shares for providing or procuring administrative services to investors in Class S Shares and Class T Shares of the Fund. The Transfer Agent expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. The Transfer Agent or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class S Shares and Class T Shares of the Fund. The Transfer Agent may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class S Shares and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with the Adviser. For all share classes, the Transfer Agent also seeks reimbursement for costs it incurs as transfer agent and for providing servicing.

The Transfer Agent is compensated for its services related to the Fund’s Class D Shares. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, the Distributor, a wholly-owned subsidiary of the Adviser, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets, and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to the Distributor for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution and shareholder servicing fees” in the Statement of Operations.

The Adviser serves as administrator to the Fund pursuant to an administration agreement between the Adviser and the Trust. Under the administration agreement, the Adviser is obligated to provide or arrange for the provision of certain administration, compliance, and accounting services to the Fund, including providing office space for the Fund, and is reimbursed by the Fund for certain of its costs in providing these services (to the extent the Adviser seeks reimbursement and such costs are not otherwise waived). In addition, employees of the Adviser and/or its affiliates may serve as officers of the Trust. The Fund pays for some or all of the salaries, fees, and expenses of the Adviser employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by the Adviser, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services the Adviser (or any subadvisor, as applicable) provides to the Fund. These amounts are disclosed as “Affiliated fund

Janus Investment Fund	51

Janus Henderson Multi-Sector Income Fund

Notes to Financial Statements (unaudited)

administration fees” on the Statement of Operations. In addition, some expenses related to compensation payable to the Fund’s Chief Compliance Officer and certain compliance staff, all of whom are employees of the Adviser and/or its affiliates, are shared with the Fund. Total compensation of $192,161 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the period ended December 31, 2021. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of December 31, 2021 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Total distributable earnings (loss)” on the Statement of Assets and Liabilities. Deferred compensation expenses for the period ended December 31, 2021 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $204,400 were paid by the Trust to the Trustees under the Deferred Plan during the period ended December 31, 2021.

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or non-affiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles that operate as money market funds. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, the Adviser  has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Henderson Cash Liquidity Fund LLC (the “Sweep Vehicle”) is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. The Sweep Vehicle operates pursuant to the provisions of the 1940 Act that govern the operation of money market funds and prices its shares at NAV reflecting market-based values of its portfolio securities (i.e., a “floating” NAV) rounded to the fourth decimal place (e.g., $1.0000). The Sweep Vehicle is permitted to impose a liquidity fee (of up to 2%) on redemptions from the Sweep Vehicle or a redemption gate that temporarily suspends redemptions from the Sweep Vehicle for up to 10 business days during a 90 day period. There are no restrictions on the Fund's ability to withdraw investments from the Sweep Vehicle at will, and there are no unfunded capital commitments due from the Fund to the Sweep Vehicle. The Sweep Vehicle does not charge any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended December 31, 2021 can be found in the “Schedules of Affiliated Investments” located in the Schedule of Investments.

Class A Shares include a 4.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Henderson Distributors and financial intermediaries. During the period ended December 31, 2021, Janus Henderson Distributors retained upfront sales charges of $11,781.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to Janus Henderson Distributors during the period ended December 31, 2021.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the period ended December 31, 2021, redeeming shareholders of Class C Shares paid CDSCs of $1,888.

52	DECEMBER 31, 2021

Janus Henderson Multi-Sector Income Fund

Notes to Financial Statements (unaudited)

As of December 31, 2021, shares of the Fund were owned by affiliates of Janus Henderson Investors, and/or other funds advised by Janus Henderson, as indicated in the table below:

Class	% of Class Owned	% of Fund Owned
Class A Shares	-%	-%
Class C Shares	-	-
Class D Shares	-	-
Class I Shares	-	-
Class N Shares	52	2
Class S Shares	-	-
Class T Shares	-	-

In addition, other shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with US GAAP).

5. Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from US GAAP. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers.

The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2021 are noted below. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals, investments in partnerships, and investments in passive foreign investment companies.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 4,164,513,526	$ 41,893,392	$ (50,559,642)	$ (8,666,250)

Information on the tax components of TBA sales commitments as of December 31, 2021 is as follows:

Federal Tax Cost	Unrealized (Appreciation)	Unrealized Depreciation	Net Tax (Appreciation)/ Depreciation
$ (34,070,610)	$ -	$ (26,448)	$ (26,448)

Information on the tax components of derivatives as of December 31, 2021 is as follows:

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 3,263,975	$ 2,808,834	$ (3,046,344)	$ (237,510)

Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.

Janus Investment Fund	53

Janus Henderson Multi-Sector Income Fund

Notes to Financial Statements (unaudited)

6. Capital Share Transactions

	Period ended December 31, 2021		Year ended June 30, 2021
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	2,418,872	$ 24,390,016	5,296,698	$ 52,885,839
Reinvested dividends and distributions	141,557	1,419,139	236,695	2,354,171
Shares repurchased	(2,237,838)	(22,532,552)	(4,101,540)	(41,044,253)
Net Increase/(Decrease)	322,591	$ 3,276,603	1,431,853	$ 14,195,757
Class C Shares:
Shares sold	1,175,473	$ 11,855,522	1,671,116	$ 16,695,454
Reinvested dividends and distributions	127,270	1,275,431	230,346	2,290,871
Shares repurchased	(683,175)	(6,868,967)	(1,585,562)	(15,800,224)
Net Increase/(Decrease)	619,568	$ 6,261,986	315,900	$ 3,186,101
Class D Shares:
Shares sold	1,793,642	$ 18,064,128	5,002,814	$ 49,941,405
Reinvested dividends and distributions	225,707	2,263,752	373,370	3,718,250
Shares repurchased	(1,677,122)	(16,861,099)	(2,908,655)	(28,924,041)
Net Increase/(Decrease)	342,227	$ 3,466,781	2,467,529	$ 24,735,614
Class I Shares:
Shares sold	76,529,728	$770,956,461	130,873,274	$1,307,962,871
Reinvested dividends and distributions	5,962,016	59,774,173	8,681,127	86,379,431
Shares repurchased	(42,015,677)	(421,581,861)	(76,272,612)	(756,920,545)
Net Increase/(Decrease)	40,476,067	$409,148,773	63,281,789	$ 637,421,757
Class N Shares:
Shares sold	1,784,048	$ 18,000,415	5,313,468	$ 53,038,704
Reinvested dividends and distributions	261,585	2,622,813	414,150	4,122,238
Shares repurchased	(933,453)	(9,398,196)	(2,980,678)	(29,605,850)
Net Increase/(Decrease)	1,112,180	$ 11,225,032	2,746,940	$ 27,555,092
Class S Shares:
Shares sold	10,197	$ 102,236	14,686	$ 146,663
Reinvested dividends and distributions	1,483	14,860	3,649	36,188
Shares repurchased	(5,482)	(55,494)	(48,928)	(491,183)
Net Increase/(Decrease)	6,198	$ 61,602	(30,593)	$ (308,332)
Class T Shares:
Shares sold	4,441,511	$ 44,726,522	14,913,942	$ 148,486,729
Reinvested dividends and distributions	462,312	4,634,476	1,237,845	12,302,567
Shares repurchased	(6,361,148)	(64,014,384)	(23,637,310)	(235,926,497)
Net Increase/(Decrease)	(1,457,325)	$ (14,653,386)	(7,485,523)	$ (75,137,201)

7. Purchases and Sales of Investment Securities

For the period ended December 31, 2021, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$1,532,850,765	$1,148,677,900	$ -	$ -

54	DECEMBER 31, 2021

Janus Henderson Multi-Sector Income Fund

Notes to Financial Statements (unaudited)

8. Recent Accounting Pronouncements

The FASB issued Accounting Standards Update 2020-04 Reference Rate Reform: Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”) in March 2020. The new guidance in the ASU provide optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the LIBOR or other interbank-offered based reference rates as of the end of 2021. For new and existing contracts, Funds may elect to apply the guidance as of March 12, 2020 through December 31, 2024. Management is currently evaluating the impact, if any, of the ASU’s adoption to the Fund’s financial statements.

9. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to December 31, 2021 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

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Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC as an exhibit to Form N-PORT within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to shareholders. The Fund’s Form N-PORT filings and annual and semiannual reports: (i) are available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free) (or 1-800-525-3713 if you hold Class D shares). Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag under Full Holdings for the Fund at janushenderson.com/info (or janushenderson.com/reports if you hold Class D Shares).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each portfolio of Janus Aspen Series (each, a “VIT Portfolio,” and collectively, the “VIT Portfolios”), as well as each fund of Janus Investment Fund (each, a “Fund,” and collectively, the “Funds” and together with the VIT Portfolios, the “Janus Henderson Funds,” and each, a “Janus Henderson Fund”). As required by law, the Trustees determine annually whether to continue the investment advisory agreement for each Janus Henderson Fund and the subadvisory agreement for each Janus Henderson Fund that utilizes a subadviser.

In connection with their most recent consideration of those agreements for each Janus Henderson Fund, the Trustees received and reviewed information provided by Janus Henderson Investors US LLC (formerly, Janus Capital Management LLC) (the “Adviser”) and the subadviser in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At meetings held on November 3-4, 2021 and December 7-8, 2021, the Trustees’ evaluated the information provided by the Adviser, the subadviser, and the independent fee consultant, as well as other information addressed during the year. Following such evaluation, the Trustees determined that the overall arrangements between each Janus Henderson Fund and the Adviser and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by the Adviser, its affiliates and the subadviser, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment and unanimously approved the continuation of the investment advisory agreement for each Janus Henderson Fund and the subadvisory agreement for each subadvised Janus Henderson Fund, for the period from February 1, 2022 through February 1, 2023, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and, for the purpose of peer comparisons any administration fees (excluding out of pocket costs), net of any waivers, paid by a fund as a percentage of average net assets.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by the Adviser and the subadviser to the Janus Henderson Funds, taking into account the investment objective, strategies and policies of each Janus Henderson

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Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Janus Henderson Funds. In addition, the Trustees reviewed the resources and key personnel of the Adviser and the subadviser, particularly noting those employees who provide investment and risk management services to the Janus Henderson Funds. The Trustees also considered other services provided to the Janus Henderson Funds by the Adviser or the subadviser, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered the Adviser’s role as administrator to the Janus Henderson Funds, noting that the Adviser generally does not receive a fee for its services as administrator, but is reimbursed for its out-of-pocket costs. The Trustees considered the role of the Adviser in monitoring adherence to the Janus Henderson Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Janus Henderson Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that the Adviser provides a number of different services for the Janus Henderson Funds and fund shareholders, ranging from investment management services to various other servicing functions, and that, in its view, the Adviser is a capable provider of those services. The independent fee consultant also provided its belief that the Adviser has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by the Adviser and the subadviser to each Janus Henderson Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Janus Henderson Funds whose performance lagged that of their peers for certain periods, the Janus Henderson Funds were likely to benefit from the continued provision of those services. They also concluded that the Adviser and the subadviser had sufficient personnel, with the appropriate education and experience, to serve the Janus Henderson Funds effectively and each had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Janus Henderson Fund over various time periods. They noted that they considered Janus Henderson Fund performance data throughout the year, including periodic meetings with each Janus Henderson Fund’s portfolio manager(s), and also reviewed information comparing each Janus Henderson Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Janus Henderson Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Janus Henderson Funds’ performance has been reasonable: for the 36 months ended September 30, 2021, approximately 55% of the Janus Henderson Funds were in the top two quartiles of performance versus Broadridge peers, and for the 12 months ended September 30, 2021, approximately 45% of the Janus Henderson Funds were in the top two quartiles of performance versus Broadridge peers.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance and that the performance trend was improving

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Fixed-Income Funds

• For Janus Henderson Absolute Return Income Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Developed World Bond Fund, the Trustees noted the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Global Bond Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson High-Yield Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2021 and the second Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Short Duration Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2021 and the second Broadridge quartile for the 12 months ended May 31, 2021.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2021 and the second Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson European Focus Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the

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Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Global Select Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Global Technology and Innovation Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson International Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s performance was in bottom Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Forty Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021.

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• For Janus Henderson Growth and Income Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, and the steps the Adviser had taken or was taking to improve performance.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser and subadviser had taken or were taking to improve performance.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser and subadviser had taken or were taking to improve performance.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser and subadviser had taken or were taking to improve performance.

U.S. Equity Funds

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Small-Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps the Adviser had taken or was taking to improve performance.

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In consideration of each Janus Henderson Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Janus Henderson Fund’s performance warranted continuation of such Janus Henderson Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Janus Henderson Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management fees (investment advisory fees and any administration fees but excluding out-of-pocket costs) for many of the Janus Henderson Funds, after applicable waivers, was below the average management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by the Adviser out of its management fees collected from such Janus Henderson Fund.

The independent fee consultant provided its belief that the management fees charged by the Adviser to each of the Janus Henderson Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by the Adviser. The independent fee consultant found: (1) the total expenses and management fees of the Janus Henderson Funds to be reasonable relative to other comparable mutual funds; (2) the total expenses, on average, were 8% under the average total expenses of the respective Broadridge Expense Group peers; and (3) and the management fees for the Janus Henderson Funds, on average, were 6% under the average management fees for the respective Broadridge Expense Group. The Trustees also considered the total expenses for each share class of each Janus Henderson Fund compared to the average total expenses for its Broadridge Expense Group and to average total expenses for its Broadridge Expense Universe.

For certain Janus Henderson Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses which assessed fund fees in the context of fund performance being delivered. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Janus Henderson Funds was reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and/or expense waivers on such Janus Henderson Funds.

The Trustees considered the methodology used by the Adviser and subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by the Adviser and subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by the Adviser or subadviser (for which the Adviser or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Janus Henderson Funds having a similar strategy, the Trustees considered that the Adviser noted that, under the terms of the management agreements with the Janus Henderson Funds, the Adviser performs significant additional services for the Janus Henderson Funds that it does not provide to those other clients, including administration services, oversight of the Janus Henderson Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Janus Henderson Funds, the Adviser assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, the Trustees noted that the independent fee consultant found that: (1) the management fees the Adviser charges to the Janus Henderson Funds are reasonable in relation to the management fees the Adviser charges to funds subadvised by the Adviser and to the fees the Adviser charges to its institutional separate account clients; (2) these subadvised and institutional separate accounts have different service and infrastructure needs and operate in markets very distinct relative to retail funds; (3) Janus Henderson mutual fund investors enjoy reasonable fees relative to the fees charged to Janus Henderson subadvised fund and separate account investors; and (4) as part of its 2020 review, 9 of 10 Janus Henderson Funds have lower management fees than similar funds subadvised by the Adviser.

The Trustees considered the fees for each Janus Henderson Fund for its fiscal year ended in 2020, including the VIT Portfolios, and noted the following with regard to each VIT Portfolio’s total expenses, net of applicable fee waivers (the VIT Portfolio’s “total expenses”):

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Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

Fixed-Income Funds

• For Janus Henderson Absolute Return Income Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Developed World Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short Duration Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson European Focus Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

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• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Global Real Estate Fund, the Trustees noted, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Sustainable Equity Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Global Technology and Innovation Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson International Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Overseas Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has voluntarily agreed to limit the Fund’s expenses to assist the Fund in attempting to maintain a yield of at least 0.00%.

• For Janus Henderson Money Market Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has agreed to limit the Fund’s expenses to assist the Fund in attempting to maintain a yield of at least 0.00%.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that, that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that, that the Fund’s total expenses were below the peer group average for all share classes.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser had contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted

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that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Research Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

U.S. Equity Funds

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Small-Mid Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

The Trustees reviewed information on the overall profitability to the Adviser and its affiliates from their relationships with the Janus Henderson Funds, and considered profitability data of other publicly traded mutual fund advisers. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by

64	DECEMBER 31, 2021

Janus Henderson Multi-Sector Income Fund

Report of Independent Registered Public Accounting Firm

numerous factors, including the organizational structure of the particular fund manager, differences in complex size, difference in product mix, difference in types of business (mutual fund, institutional and other), differences in the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses and the fund manager’s capital structure and cost of capital.

Additionally, the Trustees considered the estimated profitability to the Adviser from the investment management services it provided to each Janus Henderson Fund. In their review, the Trustees considered whether the Adviser and subadviser receive adequate incentives and resources to manage the Janus Henderson Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Janus Henderson Fund is necessarily a product of the allocation methodology utilized by the Adviser to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant found that (1) the expense allocation methodology and rationales utilized by the Adviser were reasonable and (2) no clear correlation exists between expense allocations and operating margins. The Trustees also considered that the estimated profitability for an individual Janus Henderson Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Janus Henderson Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that the Adviser’s estimated profitability with respect to each Janus Henderson Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Janus Henderson Funds was not a material factor in the Board’s approval of the reasonableness of any Janus Henderson Fund’s investment management fees.

The Trustees concluded that the management fees payable by each Janus Henderson Fund to the Adviser and its affiliates, as well as the fees paid by the Adviser to the subadviser of subadvised Janus Henderson Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees the Adviser and the subadviser charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Janus Henderson Funds. The Trustees also concluded that each Janus Henderson Fund’s total expenses were reasonable, taking into account the size of the Janus Henderson Fund, the quality of services provided by the Adviser and subadviser, the investment performance of the Janus Henderson Fund, and any expense limitations agreed to or provided by the Adviser.

Economies of Scale

The Trustees considered information about the potential for the Adviser to realize economies of scale as the assets of the Janus Henderson Funds increase. They noted that their independent fee consultant published a report to the Trustees in November 2019 which provided its research and analysis into economies of scale. They also noted that, although many Janus Henderson Funds pay advisory fees at a fixed base rate as a percentage of net assets, without any breakpoints or performance fees, their independent fee consultant concluded that 75% of these Janus Henderson Funds’ have contractual management fees (gross of waivers) below their Broadridge Expense Group averages. The Trustees also noted the following: (1) that for those Janus Henderson Funds whose expenses are being reduced by the contractual expense limitations of the Adviser, the Adviser is subsidizing certain of these Janus Henderson Funds because they have not reached adequate scale; (2) performance fee structures have been implemented for various Janus Henderson Funds that have caused the effective rate of advisory fees payable by such Janus Henderson Fund to vary depending on the investment performance of the Janus Henderson Fund relative to its benchmark index over the measurement period; and (3) a few Janus Henderson Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Janus Henderson Funds share directly in economies of scale through the significant investments made by the Adviser and its affiliates related to services provided to the Funds and the lower charges of third-party service providers that are based in part on the combined scale of all of the Janus Henderson Funds.

The Trustees also considered the independent fee consultant’s conclusion that, given the limitations of various analytical approaches to economies of scale and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus Henderson complex. In this regard, the independent consultant concluded that (1) to the extent there were economies of scale at the Adviser, the Adviser’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Janus Henderson Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Janus Henderson Funds, the Adviser appeared to be investing to increase the likelihood that these Janus

Janus Investment Fund	65

Janus Henderson Multi-Sector Income Fund

Report of Independent Registered Public Accounting Firm

Henderson Funds will grow to a level to achieve any economies of scale that may exist. Further, the independent fee consultant provided its belief that Janus Henderson Fund investors are well-served by the fee levels and performance fee structures in place on the Janus Henderson Funds in light of any economies of scale that may be present at the Adviser.

Based on all of the information reviewed, including the recent and past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Janus Henderson Fund was reasonable and that the current rates of fees do reflect a sharing between the Adviser and the Janus Henderson Fund of any economies of scale that may be present at the current asset level of the Janus Henderson Fund.

Other Benefits to the Adviser

The Trustees also considered benefits that accrue to the Adviser and its affiliates and subadviser to the Janus Henderson Funds from their relationships with the Janus Henderson Funds. They recognized that two affiliates of the Adviser separately serve the Janus Henderson Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided, and that such compensation contributes to the overall profitability of the Adviser and its affiliates that results from their relationship with the Janus Henderson Funds. The Trustees also considered the Adviser’s past and proposed use of commissions paid by the Janus Henderson Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Janus Henderson Fund and/or other clients of the Adviser and/or the Adviser, and/or subadviser to a Janus Henderson Fund. The Trustees concluded that the Adviser’s and the subadviser’s use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Janus Henderson Fund. The Trustees also concluded that, other than the services provided by the Adviser and its affiliates and subadviser pursuant to the agreements and the fees to be paid by each Janus Henderson Fund therefor, the Janus Henderson Funds and the Adviser and the subadviser may potentially benefit from their relationship with each other in other ways. They concluded that the Adviser and its affiliates share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of the Janus Henderson Funds and other clients serviced by the Adviser and its affiliates. They also concluded that the Adviser and the subadviser benefit from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Janus Henderson Funds and that the Janus Henderson Funds benefit from the Adviser’s and/or the subadviser’s receipt of those products and services as well as research products and services acquired through commissions paid by other clients of the Adviser and/or other clients of the subadviser. They further concluded that the success of any Janus Henderson Fund could attract other business to the Adviser, the subadviser or other Janus Henderson funds, and that the success of the Adviser and the subadviser could enhance the Adviser’s and the subadviser’s ability to serve the Janus Henderson Funds.

66	DECEMBER 31, 2021

Janus Henderson Multi-Sector Income Fund

Useful Information About Your Fund Report (unaudited)

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of the Adviser and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Bloomberg and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Janus Investment Fund	67

Janus Henderson Multi-Sector Income Fund

Useful Information About Your Fund Report (unaudited)

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the

68	DECEMBER 31, 2021

Janus Henderson Multi-Sector Income Fund

Useful Information About Your Fund Report (unaudited)

portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

Janus Investment Fund	69

This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson and Intech are trademarks of Janus Henderson Group plc or one of its subsidiaries. © Janus Henderson Group plc Janus Henderson Distributors US LLC
125-24-93028 03-22

SEMIANNUAL REPORT December 31, 2021

Janus Henderson Short Duration Flexible Bond Fund (Formerly Short-Term Bond Fund)

Janus Investment Fund

HIGHLIGHTS • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Henderson Short Duration Flexible Bond Fund

FUND SNAPSHOT

We believe our research-driven investment process, diversified portfolio construction and robust risk management can provide attractive income and drive consistent risk-adjusted performance, with excess returns generated primarily through sector and security decisions. Our collaborative investment teams utilize our investment flexibility to adjust our allocations across the investment cycle in an effort to capitalize on attractive opportunities with limited interest rate sensitivity and provide the capital preservation that clients expect from their short duration fixed income portfolio.

Seth Meyer co-portfolio manager	Greg Wilensky co-portfolio manager	Michael Keough co-portfolio manager

Janus Henderson Short Duration Flexible Bond Fund (unaudited)

Fund At A Glance

December 31, 2021

Fund Profile
30-day Current Yield*	Without Reimbursement	With Reimbursement
Class A Shares NAV	0.58%	0.68%
Class A Shares MOP	0.57%	0.66%
Class C Shares**	-0.15%	-0.05%
Class D Shares	0.73%	0.83%
Class I Shares	0.81%	0.89%
Class N Shares	0.85%	0.95%
Class S Shares	-0.07%	0.47%
Class T Shares	0.62%	0.71%
Weighted Average Maturity		2.7 Years
Average Effective Duration***		2.3 Years
* Yield will fluctuate.
** Does not include the 1.00% contingent deferred sales charge.
*** A theoretical measure of price volatility.

Ratings† Summary - (% of Total Investments)
AAA	8.7%
AA	31.7%
A	1.4%
BBB	17.6%
BB	12.4%
B	4.2%
Not Rated	23.2%
Other	0.8%

† Credit ratings provided by Standard & Poor's (S&P), an independent credit rating agency. Credit ratings range from AAA (highest) to D (lowest) based on S&P's measures. Further information on S&P's rating methodology may be found at www.standardandpoors.com. Other rating agencies may rate the same securities differently. Ratings are relative and subjective and are not absolute standards of quality. Credit quality does not remove market risk and is subject to change. "Not Rated" securities are not rated by S&P, but may be rated by other rating agencies and do not necessarily indicate low quality. "Other" includes cash equivalents, equity securities, and certain derivative instruments.

Significant Areas of Investment - (% of Net Assets)

Asset Allocation - (% of Net Assets)
Asset-Backed/Commercial Mortgage-Backed Securities	30.5%
United States Treasury Notes/Bonds	28.8%
Corporate Bonds	28.5%
Investment Companies	7.4%
Mortgage-Backed Securities	5.8%
Bank Loans and Mezzanine Loans	4.6%
Inflation-Indexed Bonds	0.5%
Investments Purchased with Cash Collateral from Securities Lending	0.2%
Other	(6.3)%
100.0%

Janus Investment Fund	1

Janus Henderson Short Duration Flexible Bond Fund (unaudited)

Performance

See important disclosures on the next page.

Average Annual Total Return - for the periods ended December 31, 2021						Prospectus Expense Ratios
	Fiscal Year-to-Date	One Year	Five Year	Ten Year	Since Inception*	Total Annual Fund Operating Expenses‡	Net Annual Fund Operating Expenses‡
Class A Shares at NAV	-0.40%	0.05%	2.03%	1.69%	3.37%	0.78%	0.69%
Class A Shares at MOP	-2.92%	-2.48%	1.50%	1.43%	3.20%
Class C Shares at NAV	-0.77%	-0.93%	1.24%	0.92%	2.67%	1.56%	1.45%
Class C Shares at CDSC	-1.76%	-1.91%	1.24%	0.92%	2.67%
Class D Shares	-0.32%	-0.11%	2.19%	1.84%	3.69%	0.63%	0.53%
Class I Shares	-0.30%	0.24%	2.23%	1.91%	3.59%	0.60%	0.45%
Class N Shares	-0.26%	0.01%	2.27%	1.94%	3.71%	0.50%	0.39%
Class S Shares	-0.51%	-0.47%	1.85%	1.52%	3.18%	1.43%	0.89%
Class T Shares	-0.38%	-0.22%	2.08%	1.74%	3.64%	0.73%	0.64%
Bloomberg 1-3 Year U.S. Government/Credit Index	-0.47%	-0.47%	1.85%	1.39%	3.62%**
Morningstar Quartile - Class T Shares	-	2nd	3rd	3rd	2nd
Morningstar Ranking - based on total returns for Short-Term Bond Funds	-	281/612	334/540	259/429	73/158

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 (or 800.525.3713 if you hold shares directly with Janus Henderson) or visit janushenderson.com/performance (or janushenderson.com/allfunds if you hold shares directly with Janus Henderson).

Maximum Offering Price (MOP) returns include the maximum sales charge of 2.50%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

Net expense ratios reflect the expense waiver, if any, contractually agreed to for at least a one-year period commencing on October 28, 2022.

Performance may be affected by risks that include those associated with foreign and emerging markets, fixed income securities, high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs),

2	DECEMBER 31, 2021

Janus Henderson Short Duration Flexible Bond Fund (unaudited)

Performance

Environmental, Social and Governance (ESG) factors, non-diversification, portfolio turnover, derivatives, short sales, initial public offerings (IPOs) and potential conflicts of interest. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class A Shares, Class C Shares, Class I Shares, and Class S Shares commenced operations on July 6, 2009. Performance shown for each class for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, the initial share class (renamed Class T Shares effective February 16, 2010), calculated using the fees and expenses of each respective share class, without the effect of any fee and expense limitations or waivers.

Class D Shares commenced operations on February 16, 2010. Performance shown for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses in effect during the periods shown, net of any applicable fee and expense limitations or waivers.

Class N Shares commenced operations on May 31, 2012. Performance shown for periods prior to May 31, 2012, reflects the performance of the Fund’s Class T Shares, calculated using the fees and expenses of Class T Shares, net of any applicable fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2021 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Fund Report.”

*The Fund’s inception date – September 1, 1992

** The Bloomberg 1-3 Year U.S. Government/Credit Index’s since inception returns are calculated from August 31, 1992.

‡ As stated in the prospectus. See Financial Highlights for actual expense ratios during the reporting period.

Janus Investment Fund	3

Janus Henderson Short Duration Flexible Bond Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (7/1/21)	Ending Account Value (12/31/21)	Expenses Paid During Period (7/1/21 - 12/31/21)†	Beginning Account Value (7/1/21)	Ending Account Value (12/31/21)	Expenses Paid During Period (7/1/21 - 12/31/21)†	Net Annualized Expense Ratio (7/1/21 - 12/31/21)
Class A Shares	$1,000.00	$996.00	$3.67	$1,000.00	$1,021.53	$3.72	0.73%
Class C Shares	$1,000.00	$992.30	$7.33	$1,000.00	$1,017.85	$7.43	1.46%
Class D Shares	$1,000.00	$996.80	$2.77	$1,000.00	$1,022.43	$2.80	0.55%
Class I Shares	$1,000.00	$997.00	$2.67	$1,000.00	$1,022.53	$2.70	0.53%
Class N Shares	$1,000.00	$997.40	$2.16	$1,000.00	$1,023.04	$2.19	0.43%
Class S Shares	$1,000.00	$994.90	$4.68	$1,000.00	$1,020.52	$4.74	0.93%
Class T Shares	$1,000.00	$996.20	$3.42	$1,000.00	$1,021.78	$3.47	0.68%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

4	DECEMBER 31, 2021

Janus Henderson Short Duration Flexible Bond Fund

Schedule of Investments (unaudited)

December 31, 2021

Shares or Principal Amounts		Value
Asset-Backed/Commercial Mortgage-Backed Securities– 30.5%
208 Park Avenue Mortgage Trust 2017-280P,
ICE LIBOR USD 1 Month + 0.8800%, 0.9898%, 9/15/34 (144A)‡	$4,021,000	$4,017,510
ACC Auto Trust 2021-A A, 1.0800%, 4/15/27 (144A)	1,075,835	1,074,393
ACC Trust 2021-1 A, 0.7400%, 11/20/23 (144A)	1,279,929	1,279,748
Affirm Asset Securitization Trust 2021-A A, 0.8800%, 8/15/25 (144A)	1,370,000	1,365,295
Affirm Asset Securitization Trust 2021-B A, 1.0300%, 8/17/26 (144A)	1,402,000	1,391,214
Angel Oak Mortgage Trust I LLC 2019-5, 2.5930%, 10/25/49 (144A)‡	399,851	399,603
Angel Oak Mortgage Trust I LLC 2019-6,
ICE LIBOR USD 12 Month + 0.9500%, 2.6200%, 11/25/59 (144A)‡	310,382	310,382
Aqua Finance Trust 2021-A A, 1.5400%, 7/17/46 (144A)	997,586	986,947
Atalaya Equipment Leasing Fund I LP 2021-1A A2, 1.2300%, 5/15/26 (144A)	1,452,000	1,449,865
Barclays Comercial Mortgage Securities LLC 2017-DELC,
ICE LIBOR USD 1 Month + 0.8500%, 0.9598%, 8/15/36 (144A)‡	874,000	873,755
BVRT Financing Trust 2021-2F M1, 1.6000%, 1/10/32‡	203,771	204,118
BVRT Financing Trust 2021-CRT1 M2, 2.3514%, 1/10/33‡	255,048	255,686
BVRT Financing Trust 2021-CRT2 M1, 1.8514%, 11/10/32‡	64,989	64,989
BX Commercial Mortgage Trust 2019-XL,
ICE LIBOR USD 1 Month + 0.9200%, 1.0300%, 10/15/36 (144A)‡	3,302,746	3,301,831
BX Commercial Mortgage Trust 2020-FOX A,
ICE LIBOR USD 1 Month + 1.0000%, 1.1100%, 11/15/32 (144A)‡	2,894,188	2,893,511
BX Commercial Mortgage Trust 2020-FOX B,
ICE LIBOR USD 1 Month + 1.3500%, 1.4600%, 11/15/32 (144A)‡	504,839	504,394
BX Commercial Mortgage Trust 2020-FOX C,
ICE LIBOR USD 1 Month + 1.5500%, 1.6600%, 11/15/32 (144A)‡	420,559	418,867
BX Commercial Mortgage Trust 2021-21M A,
ICE LIBOR USD 1 Month + 0.7300%, 0.8400%, 10/15/36 (144A)‡	2,508,000	2,486,015
BX Commercial Mortgage Trust 2021-LBA AJV,
ICE LIBOR USD 1 Month + 0.8000%, 0.9100%, 2/15/36 (144A)‡	1,598,000	1,591,956
BX Commercial Mortgage Trust 2021-LBA AV,
ICE LIBOR USD 1 Month + 0.8000%, 0.9100%, 2/15/36 (144A)‡	1,817,000	1,810,127
BX Commercial Mortgage Trust 2021-VOLT A,
ICE LIBOR USD 1 Month + 0.7000%, 0.8098%, 9/15/36 (144A)‡	1,909,000	1,903,068
BX Commercial Mortgage Trust 2021-VOLT F,
ICE LIBOR USD 1 Month + 2.4000%, 2.5098%, 9/15/36 (144A)‡	3,235,000	3,204,687
Carvana Auto Receivables Trust 2021-P4 A2, 0.8200%, 4/10/25	1,556,000	1,555,336
CBAM CLO Management 2019-11RA A2,
ICE LIBOR USD 3 Month + 1.5000%, 1.6249%, 1/20/35 (144A)‡	4,325,000	4,325,731
CF Hippolyta Issuer LLC 2021-1A A1, 1.5300%, 3/15/61 (144A)	2,221,256	2,181,221
CF Hippolyta Issuer LLC 2021-1A B1, 1.9800%, 3/15/61 (144A)	815,007	802,982
Chase Auto Credit Linked Notes 2020-1 B, 0.9910%, 1/25/28 (144A)	2,309,756	2,310,565
Chase Auto Credit Linked Notes 2020-2 B, 0.8400%, 2/25/28 (144A)	1,147,933	1,146,765
Chase Auto Credit Linked Notes 2021-1 B, 0.8750%, 9/25/28 (144A)	2,159,947	2,155,937
Chase Auto Credit Linked Notes 2021-2 B, 0.8890%, 12/26/28 (144A)	1,652,895	1,643,896
Chesapeake Funding II LLC 2019-2A, 2.7100%, 9/15/31 (144A)	2,858,000	2,908,125
CIFC Funding Ltd 2016-1A BRR,
ICE LIBOR USD 3 Month + 1.7000%, 0%, 10/21/31 (144A)‡	1,278,000	1,262,553
CIFC Funding Ltd 2021-7A A1,
ICE LIBOR USD 3 Month + 1.1300%, 1.2584%, 1/23/35 (144A)‡	2,520,000	2,518,483
CIFC Funding Ltd 2021-7A B,
ICE LIBOR USD 3 Month + 1.6000%, 1.7284%, 1/23/35 (144A)‡	1,432,000	1,421,290
CIM Retail Portfolio Trust 2021-RETL A,
ICE LIBOR USD 1 Month + 1.4000%, 1.5100%, 8/15/36 (144A)‡	1,437,000	1,434,375
CIM Trust 2021-NR1 A1, 2.5690%, 7/25/55 (144A)Ç	1,781,181	1,778,483
Cold Storage Trust 2020-ICE5 A,
ICE LIBOR USD 1 Month + 0.9000%, 1.0098%, 11/15/37 (144A)‡	3,282,205	3,278,813
Cold Storage Trust 2020-ICE5 B,
ICE LIBOR USD 1 Month + 1.3000%, 1.4098%, 11/15/37 (144A)‡	1,683,863	1,680,374
Cold Storage Trust 2020-ICE5 C,
ICE LIBOR USD 1 Month + 1.6500%, 1.7598%, 11/15/37 (144A)‡	1,690,744	1,684,268
Conn Funding II LP 2021-A A, 1.0500%, 5/15/26 (144A)	1,665,270	1,663,937

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	5

Janus Henderson Short Duration Flexible Bond Fund

Schedule of Investments (unaudited)

December 31, 2021

Shares or Principal Amounts		Value
Asset-Backed/Commercial Mortgage-Backed Securities– (continued)
Connecticut Avenue Securities Trust 2015-C01 1M2,
ICE LIBOR USD 1 Month + 4.3000%, 4.4028%, 2/25/25‡	$869,956	$885,302
Connecticut Avenue Securities Trust 2017-C01,
ICE LIBOR USD 1 Month + 3.5500%, 3.6528%, 7/25/29‡	1,190,867	1,217,542
Connecticut Avenue Securities Trust 2017-C05 1M2,
ICE LIBOR USD 1 Month + 2.2000%, 2.3028%, 1/25/30‡	1,448,147	1,471,807
Connecticut Avenue Securities Trust 2017-C07 1M2,
ICE LIBOR USD 1 Month + 2.4000%, 2.5019%, 5/25/30‡	4,377,931	4,440,718
Connecticut Avenue Securities Trust 2018-C01 1M2,
ICE LIBOR USD 1 Month + 2.2500%, 2.3528%, 7/25/30‡	1,511,361	1,529,028
Connecticut Avenue Securities Trust 2018-R07,
ICE LIBOR USD 1 Month + 2.4000%, 2.5019%, 4/25/31 (144A)‡	207,906	208,656
Connecticut Avenue Securities Trust 2019-R02,
ICE LIBOR USD 1 Month + 2.3000%, 2.4028%, 8/25/31 (144A)‡	150,934	151,499
Connecticut Avenue Securities Trust 2019-R03,
ICE LIBOR USD 1 Month + 2.1500%, 2.2528%, 9/25/31 (144A)‡	1,929,708	1,935,835
Connecticut Avenue Securities Trust 2019-R04,
ICE LIBOR USD 1 Month + 2.1000%, 2.2019%, 6/25/39 (144A)‡	235,042	235,042
Connecticut Avenue Securities Trust 2019-R05,
ICE LIBOR USD 1 Month + 2.0000%, 2.1028%, 7/25/39 (144A)‡	25,187	25,187
Connecticut Avenue Securities Trust 2019-R06,
ICE LIBOR USD 1 Month + 2.1000%, 2.2019%, 9/25/39 (144A)‡	2,012,670	2,015,118
Connecticut Avenue Securities Trust 2019-R07,
ICE LIBOR USD 1 Month + 2.1000%, 2.2028%, 10/25/39 (144A)‡	15,105	15,134
Connecticut Avenue Securities Trust 2020-R02,
ICE LIBOR USD 1 Month + 2.0000%, 2.1028%, 1/25/40 (144A)‡	1,300,067	1,302,506
Connecticut Avenue Securities Trust 2021-R02 2M2,
US 30 Day Average SOFR + 2.0000%, 2.0500%, 11/25/41 (144A)‡	3,397,000	3,399,117
Connecticut Avenue Securities Trust 2021-R03 1M2,
US 30 Day Average SOFR + 1.6500%, 1.7000%, 12/25/41 (144A)‡	1,248,000	1,249,893
Cosmopolitan Hotel Trust 2017,
ICE LIBOR USD 1 Month + 0.9300%, 1.0398%, 11/15/36 (144A)‡	654,369	654,102
Cosmopolitan Hotel Trust 2017,
ICE LIBOR USD 1 Month + 3.0000%, 3.1098%, 11/15/36 (144A)‡	3,041,000	3,040,648
Credit Suisse Commercial Mortgage Trust 2019-ICE4,
ICE LIBOR USD 1 Month + 0.9800%, 1.0900%, 5/15/36 (144A)‡	4,234,000	4,232,859
Credit Suisse Commercial Mortgage Trust 2019-ICE4 C,
ICE LIBOR USD 1 Month + 1.4300%, 1.5400%, 5/15/36 (144A)‡	4,106,000	4,087,460
Credit Suisse Commercial Mortgage Trust 2020-UNFI,
ICE LIBOR USD 1 Month + 3.6682%, 4.1682%, 12/15/22 (144A)‡	4,000,000	3,994,720
Credit Suisse Commercial Mortgage Trust 2021-WEHO A,
ICE LIBOR USD 1 Month + 3.9693%, 4.0791%, 4/15/23 (144A)‡	1,757,592	1,749,535
DB Master Finance LLC 2017-1A A2II, 4.0300%, 11/20/47 (144A)	4,931,850	5,148,512
Dell Equipment Finance Trust 2020-1, 2.2600%, 6/22/22 (144A)	597,839	598,703
Diamond Infrastructure Funding LLC 2021-1A A, 1.7600%, 4/15/49 (144A)	2,114,000	2,066,684
Diamond Resorts Owner Trust 2021-1A A, 1.5100%, 11/21/33 (144A)	1,177,563	1,161,322
Donlen Fleet Lease Funding 2021-2 B, 0.9800%, 12/11/34 (144A)	1,572,000	1,550,216
Donlen Fleet Lease Funding 2021-2 C, 1.2000%, 12/11/34 (144A)	1,471,000	1,448,461
Drive Auto Receivables Trust 2017-3, 3.5300%, 12/15/23 (144A)	12,140	12,149
Drive Auto Receivables Trust 2020-1, 2.7000%, 5/17/27	2,511,000	2,555,948
DROP Mortgage Trust 2021-FILE A,
ICE LIBOR USD 1 Month + 1.1500%, 1.2600%, 4/15/26 (144A)‡	3,929,000	3,928,897
Dryden Senior Loan Fund 2017-53A A,
ICE LIBOR USD 3 Month + 1.1200%, 1.2438%, 1/15/31 (144A)‡	2,940,000	2,940,835
Eagle Re Ltd, ICE LIBOR USD 1 Month + 0.9000%, 1.0019%, 1/25/30 (144A)‡	7,978,000	7,948,089
Exeter Automobile Receivables Trust 2019-1, 5.2000%, 1/15/26 (144A)	2,895,000	3,042,937
Exeter Automobile Receivables Trust 2020-1A C, 2.4900%, 1/15/25 (144A)	1,840,000	1,854,569
Exeter Automobile Receivables Trust 2021-1A C, 0.7400%, 1/15/26	338,000	336,804
Exeter Automobile Receivables Trust 2021-1A D, 1.0800%, 11/16/26	1,081,000	1,074,467
Extended Stay America Trust 2021-ESH A,

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

6	DECEMBER 31, 2021

Janus Henderson Short Duration Flexible Bond Fund

Schedule of Investments (unaudited)

December 31, 2021

Shares or Principal Amounts		Value
Asset-Backed/Commercial Mortgage-Backed Securities– (continued)
ICE LIBOR USD 1 Month + 1.0800%, 1.1900%, 7/15/38 (144A)‡	$2,642,254	$2,642,826
Extended Stay America Trust 2021-ESH B,
ICE LIBOR USD 1 Month + 1.3800%, 1.4900%, 7/15/38 (144A)‡	718,263	719,242
Extended Stay America Trust 2021-ESH E,
ICE LIBOR USD 1 Month + 2.8500%, 2.9600%, 7/15/38 (144A)‡	3,369,471	3,378,402
Fannie Mae Connecticut Avenue Securities,
ICE LIBOR USD 1 Month + 5.0000%, 5.1028%, 7/25/25‡	288,068	295,104
Fannie Mae Connecticut Avenue Securities,
ICE LIBOR USD 1 Month + 5.7000%, 5.8028%, 4/25/28‡	611,475	643,881
Flagstar Mortgage Trust 2021-13IN A2, 3.0000%, 12/30/51 (144A)‡	6,034,197	6,139,795
Foursight Capital Auto Receivables Trust 2021-1 B, 0.8700%, 1/15/26 (144A)	2,960,000	2,931,023
Freddie Mac Structured Agency Credit Risk Debt Notes 2016-DNA1 M3,
ICE LIBOR USD 1 Month + 5.5500%, 5.6528%, 7/25/28‡	492,775	510,981
Freddie Mac Structured Agency Credit Risk Debt Notes 2019-DNA4 M2,
ICE LIBOR USD 1 Month + 1.9500%, 2.0528%, 10/25/49 (144A)‡	931,938	934,459
Freddie Mac Structured Agency Credit Risk Debt Notes 2020-DNA6 M1,
US 30 Day Average SOFR + 0.9000%, 0.9497%, 12/25/50 (144A)‡	354,363	354,290
Freddie Mac Structured Agency Credit Risk Debt Notes 2020-DNA6 M2,
US 30 Day Average SOFR + 2.0000%, 2.0497%, 12/25/50 (144A)‡	1,707,000	1,715,158
Freddie Mac Structured Agency Credit Risk Debt Notes 2020-HQA5 M2,
US 30 Day Average SOFR + 2.6000%, 2.6497%, 11/25/50 (144A)‡	2,514,836	2,538,585
Freddie Mac Structured Agency Credit Risk Debt Notes 2021-DNA2 M2,
US 30 Day Average SOFR + 2.3000%, 2.3497%, 8/25/33 (144A)‡	844,000	857,314
Freddie Mac Structured Agency Credit Risk Debt Notes 2021-HQA1 M2,
US 30 Day Average SOFR + 2.2500%, 2.2997%, 8/25/33 (144A)‡	907,000	912,375
Freddie Mac Structured Agency Credit Risk Debt Notes 2021-HQA2 M2,
US 30 Day Average SOFR + 2.0500%, 2.0997%, 12/25/33 (144A)‡	3,482,000	3,484,169
FREED ABS Trust 2021-3FP B, 1.0100%, 11/20/28 (144A)	4,226,000	4,195,947
GLS Auto Receivables Issuer Trust 2020-4A B, 0.8700%, 12/16/24 (144A)	2,482,000	2,483,417
Great Wolf Trust,
ICE LIBOR USD 1 Month + 1.0340%, 1.1440%, 12/15/36 (144A)‡	5,929,000	5,920,035
Hewlett-Packard Financial Services Company Trust 2020-1A C,
2.0300%, 2/20/30 (144A)	800,000	805,668
Hewlett-Packard Financial Services Company Trust 2020-1A D,
2.2600%, 2/20/30 (144A)	800,000	807,106
Hilton Grand Vacations Trust 2020-AA, 2.7400%, 2/25/39 (144A)	2,642,960	2,721,513
Jack in the Box Funding LLC 2019-1A A2I, 3.9820%, 8/25/49 (144A)	5,081,880	5,101,191
JP Morgan Mortgage Trust 2021-11 A11,
US 30 Day Average SOFR + 0.8500%, 0.8997%, 1/25/52 (144A)‡	1,539,781	1,539,134
JP Morgan Mortgage Trust 2019-LTV2, 3.5000%, 12/25/49 (144A)‡	272,754	273,668
JP Morgan Mortgage Trust 2021-12 A11,
US 30 Day Average SOFR + 0.8500%, 0.8997%, 2/25/52 (144A)‡	958,853	958,852
KNDL Mortgage Trust 2019-KNSQ A,
ICE LIBOR USD 1 Month + 0.8000%, 0.9100%, 5/15/36 (144A)‡	3,838,000	3,835,355
LAD Auto Receivables Trust 2021-1A A, 1.3000%, 8/17/26 (144A)	1,570,152	1,564,487
Lanark Master Issuer PLC, 2.2770%, 12/22/69 (144A)‡	3,829,000	3,861,711
Lendbuzz Securitization Trust 2021-1A A, 1.4600%, 6/15/26 (144A)	2,035,984	2,030,776
LendingPoint Asset Securitization Trust 2021-A A, 1.0000%, 12/15/28 (144A)	3,611,469	3,604,452
LendingPoint Asset Securitization Trust 2021-B A, 1.1100%, 2/15/29 (144A)	3,333,207	3,324,718
Life Financial Services Trust 2021-BMR A,
ICE LIBOR USD 1 Month + 0.7000%, 0.8100%, 3/15/38 (144A)‡	4,219,000	4,206,608
Life Financial Services Trust 2021-BMR C,
ICE LIBOR USD 1 Month + 1.1000%, 1.2100%, 3/15/38 (144A)‡	2,015,000	1,992,293
Logan CLO II Ltd 2021-2A A,
ICE LIBOR USD 3 Month + 1.1500%, 1.3974%, 1/20/35 (144A)‡	3,124,000	3,122,085
Logan CLO II Ltd 2021-2A B,
ICE LIBOR USD 3 Month + 1.7000%, 1.9474%, 1/20/35 (144A)‡	1,278,000	1,277,015
LUXE Commercial Mortgage Trust 2021-TRIP A,
ICE LIBOR USD 1 Month + 1.0500%, 1.1600%, 10/15/38 (144A)‡	4,646,000	4,657,325
Marlette Funding Trust 2021-3A A, 0.6500%, 12/15/31 (144A)	3,990,560	3,973,317

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	7

Janus Henderson Short Duration Flexible Bond Fund

Schedule of Investments (unaudited)

December 31, 2021

Shares or Principal Amounts		Value
Asset-Backed/Commercial Mortgage-Backed Securities– (continued)
MED Trust 2021-MDLN C,
ICE LIBOR USD 1 Month + 1.8000%, 1.9100%, 11/15/38 (144A)‡	$587,000	$585,045
MED Trust 2021-MDLN D,
ICE LIBOR USD 1 Month + 2.0000%, 2.1100%, 11/15/38 (144A)‡	596,000	593,872
MED Trust 2021-MDLN E,
ICE LIBOR USD 1 Month + 3.1500%, 3.2600%, 11/15/38 (144A)‡	2,647,000	2,626,233
MED Trust 2021-MDLN F,
ICE LIBOR USD 1 Month + 4.0000%, 4.1100%, 11/15/38 (144A)‡	1,665,000	1,652,513
Mello Mortgage Capital Acceptance Trust 2021-INV3 A11,
US 30 Day Average SOFR + 0.9500%, 0.9997%, 10/25/51 (144A)‡	1,911,994	1,915,969
Mello Mortgage Capital Acceptance Trust 2021-INV4 A3,
2.5000%, 12/25/51 (144A)‡	1,975,041	1,974,745
Mercury Financial Credit Card Master Trust 2021-1A A,
1.5400%, 3/20/26 (144A)	1,890,000	1,890,938
MHC Commercial Mortgage Trust 2021-MHC A,
ICE LIBOR USD 1 Month + 0.8010%, 0.9107%, 4/15/38 (144A)‡	3,727,956	3,713,652
MHC Commercial Mortgage Trust 2021-MHC C,
ICE LIBOR USD 1 Month + 1.3510%, 1.4607%, 4/15/38 (144A)‡	1,797,068	1,787,715
Morgan Stanley Capital I Trust 2007-T27 AJ, 6.0143%, 6/11/42‡	2,636,713	2,636,713
MRA Issuance Trust 2021-NA1 A1X,
ICE LIBOR USD 1 Month + 1.5000%, 1.5993%, 3/8/22 (144A)‡	3,051,000	3,051,632
Neuberger Berman CLO Ltd 2019-33A BR,
ICE LIBOR USD 3 Month + 1.6000%, 0%, 10/16/33 (144A)‡	3,800,000	3,795,531
Newday Funding Master Issuer PLC 2021-1A A2,
SOFR + 1.1000%, 1.1500%, 3/15/29 (144A)‡	1,293,000	1,302,067
Newday Funding Master Issuer PLC 2021-2A A2,
SOFR + 0.9500%, 1.0000%, 7/15/29 (144A)‡	1,846,000	1,845,545
NRZ Excess Spread Collateralized Notes 2020-PLS1 A,
3.8440%, 12/25/25 (144A)	558,139	560,517
NRZ Excess Spread Collateralized Notes 2021-FHT1 A, 3.1040%, 7/25/26 (144A)	1,511,171	1,505,889
Oak Street Investment Grade Net Lease Fund 2020-1A A1,
1.8500%, 11/20/50 (144A)	1,425,550	1,410,703
Oasis Securitisation 2021-2A A, 2.1430%, 10/15/33 (144A)	2,854,629	2,849,228
Oceanview Mortgage Trust 2021-4 A11,
US 30 Day Average SOFR + 0.8500%, 0.8997%, 10/25/51 (144A)‡	2,152,013	2,147,499
Oceanview Mortgage Trust 2021-5 AF,
US 30 Day Average SOFR + 0.8500%, 0.8980%, 11/25/51 (144A)‡	2,083,941	2,079,622
OCP CLO Ltd 2015-10A BR2,
ICE LIBOR USD 3 Month + 1.6500%, 1.7831%, 1/26/34 (144A)‡	2,686,000	2,679,521
Octagon Investment Partners 48 Ltd 2020-3A AR,
ICE LIBOR USD 3 Month + 1.1500%, 1.2769%, 10/20/34 (144A)‡	2,346,000	2,343,243
Octagon Investment Partners 48 Ltd 2020-3A BR,
ICE LIBOR USD 3 Month + 1.6000%, 1.7269%, 10/20/34 (144A)‡	527,000	523,076
Ondeck Asset Securitization Trust LLC 2021-1A A, 1.5900%, 5/17/27 (144A)	1,807,000	1,792,148
Onslow Bay Financial LLC 2021-INV3 A3, 2.5000%, 10/25/51 (144A)‡	3,162,594	3,161,835
Oscar US Funding Trust 2021-1A A3, 0.7000%, 4/10/25 (144A)	2,188,000	2,170,311
OSCAR US Funding Trust VII LLC, 2.7600%, 12/10/24 (144A)	1,522,085	1,522,648
Pawnee Equipment Receivables 2021-1 A2, 1.1000%, 7/15/27 (144A)	3,923,000	3,910,048
Planet Fitness Master Issuer LLC 2018-1A, 4.2620%, 9/5/48 (144A)	2,346,188	2,346,187
Prestige Auto Receivables Trust 2018-1, 3.7500%, 10/15/24 (144A)	810,805	814,526
Preston Ridge Partners Mortgage Trust 2021-10 A1, 2.4870%, 10/25/26 (144A)Ç	2,322,266	2,316,363
Preston Ridge Partners Mortgage Trust 2021-9 A1, 2.3630%, 10/25/26 (144A)‡	2,400,981	2,387,389
Regatta XII Funding Ltd 2019-1A BR,
ICE LIBOR USD 3 Month + 1.6000%, 0%, 10/15/32 (144A)‡	2,967,000	2,961,683
Santander Bank Auto Credit-Linked Notes 2021-1A C, 3.2680%, 12/15/31 (144A)	1,500,000	1,498,645
Santander Consumer Auto Receivables Trust 2020-AA, 1.3700%, 10/15/24 (144A)	360,023	360,826
Santander Drive Auto Receivables Trust 2018-2, 5.0200%, 9/15/25	2,594,000	2,634,138
Santander Drive Auto Receivables Trust 2021-1 D, 1.1300%, 11/16/26	4,581,000	4,556,751
Santander Prime Auto Issuance Notes Trust 2018-A, 5.0400%, 9/15/25 (144A)	1,175,162	1,195,971
Sierra Receivables Funding Co LLC 2021-1A A, 0.9900%, 11/20/37 (144A)	1,897,478	1,884,234

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	DECEMBER 31, 2021

Janus Henderson Short Duration Flexible Bond Fund

Schedule of Investments (unaudited)

December 31, 2021

Shares or Principal Amounts		Value
Asset-Backed/Commercial Mortgage-Backed Securities– (continued)
Silverstone Master Issuer PLC,
ICE LIBOR USD 3 Month + 0.3900%, 0.5195%, 1/21/70 (144A)‡	$2,230,480	$2,231,235
SoFi Professional Loan Program 2020-C Trust, 1.9500%, 2/15/46 (144A)	2,431,987	2,441,148
Spruce Hill Mortgage Loan Trust 2020-SH2, 3.4070%, 6/25/55 (144A)‡	173,196	173,986
SREIT Trust 2021-FLWR D,
ICE LIBOR USD 1 Month + 1.3750%, 1.4850%, 7/15/36 (144A)‡	2,543,000	2,498,458
Taco Bell Funding LLC 2021-1A A2I, 1.9460%, 8/25/51 (144A)	4,055,000	3,923,598
Tesla Auto Lease Trust 2020-A, 4.6400%, 8/20/24 (144A)	2,650,000	2,736,162
Tesla Auto Lease Trust 2021-B A3, 0.6000%, 9/22/25 (144A)	1,050,000	1,037,030
Tesla Auto Lease Trust 2021-B B, 0.9100%, 9/22/25 (144A)	538,000	530,356
Theorem Funding Trust 2021-1A A, 1.2100%, 12/15/27 (144A)	2,052,581	2,048,470
TTAN 2021-MHC A, ICE LIBOR USD 1 Month + 0.8500%, 0.9600%, 3/15/38 (144A)‡	1,680,224	1,677,495
UNIFY Auto Receivables Trust 2021-1A A4, 0.9800%, 7/15/26 (144A)	2,930,000	2,934,873
United Wholesale Mortgage LLC 2021-INV2 A9,
US 30 Day Average SOFR + 1.0000%, 1.0497%, 9/25/51 (144A)‡	1,886,985	1,894,759
United Wholesale Mortgage LLC 2021-INV4 A3, 2.5000%, 12/25/51 (144A)‡	1,543,853	1,541,803
Upstart Securitization Trust 2020-3 A, 1.7020%, 11/20/30 (144A)	989,791	991,844
Upstart Securitization Trust 2021-1 A, 0.8700%, 3/20/31 (144A)	769,000	765,985
Upstart Securitization Trust 2021-3 A, 0.8300%, 7/20/31 (144A)	2,476,886	2,460,959
Upstart Securitization Trust 2021-4 A, 0.8400%, 9/20/31 (144A)	3,236,545	3,206,651
Upstart Securitization Trust 2021-5 A, 1.3100%, 11/20/31 (144A)	1,002,000	997,388
Vantage Data Centers LLC 2020-1A A2, 1.6450%, 9/15/45 (144A)	3,924,000	3,818,345
VASA Trust 2021-VASA A,
ICE LIBOR USD 1 Month + 0.9000%, 1.0100%, 7/15/39 (144A)‡	1,260,000	1,251,800
Verizon Owner Trust 2019-C, 2.0600%, 4/22/24	8,417,000	8,499,539
Verus Securitization Trust 2020-1, 2.6420%, 1/25/60 (144A)Ç	5,069,086	5,090,209
VMC Finance LLC 2021-HT1 A,
ICE LIBOR USD 1 Month + 1.6500%, 1.7400%, 1/18/37 (144A)‡	1,654,000	1,655,038
Woodward Capital Management 2021-3 A21,
US 30 Day Average SOFR + 0.8000%, 0.8497%, 7/25/51 (144A)‡	1,401,212	1,398,262
Total Asset-Backed/Commercial Mortgage-Backed Securities (cost $368,804,532)		368,156,237
Bank Loans and Mezzanine Loans– 4.6%
Basic Industry – 0.5%
Alpha 3 BV, ICE LIBOR USD 1 Month + 2.5000%, 3.0000%, 3/18/28‡	3,152,160	3,152,180
Diamond BC BV, ICE LIBOR USD 3 Month + 3.0000%, 3.5000%, 9/29/28‡	3,404,000	3,388,035
		6,540,215
Capital Goods – 0.9%
Madison IAQ LLC, ICE LIBOR USD 3 Month + 3.2500%, 3.7500%, 6/21/28‡	5,140,038	5,145,069
PECF USS Intermediate Holding III Corp,
ICE LIBOR USD 3 Month + 4.2500%, 4.7500%, 12/15/28‡	1,267,150	1,267,606
Standard Industries Inc, ICE LIBOR USD 3 Month + 2.5000%, 3.0000%, 9/22/28‡	1,626,618	1,627,301
Zurn Holdings Inc, ICE LIBOR USD 1 Month + 2.2500%, 2.7500%, 10/4/28‡	3,272,296	3,271,282
		11,311,258
Communications – 1.4%
Charter Communications Operating LLC,
ICE LIBOR USD 1 Month + 1.7500%, 1.8600%, 4/30/25‡	16,233,827	16,231,343
Consumer Non-Cyclical – 0.9%
Elanco Animal Health Inc, ICE LIBOR USD 1 Month + 1.7500%, 1.8493%, 8/1/27‡	3,648,313	3,606,352
Froneri US Inc, ICE LIBOR USD 1 Month + 2.2500%, 2.3543%, 1/29/27‡	1,777,393	1,756,601
Mozart Borrower LP, ICE LIBOR USD 1 Month + 3.2500%, 3.7500%, 10/23/28ƒ,‡	2,386,920	2,385,870
Reynolds Consumer Products Inc,
ICE LIBOR USD 1 Month + 1.7500%, 1.8543%, 2/4/27‡	2,962,176	2,951,672
		10,700,495
Financial Institutions – 0.3%
Trans Union LLC, ICE LIBOR USD 3 Month + 2.2500%, 2.7500%, 12/1/28‡	3,867,000	3,854,432
Technology – 0.6%
MKS Instruments Inc, ICE LIBOR USD 3 Month + 2.2500%, 2.7500%, 10/20/28ƒ,‡	2,604,000	2,596,839

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

Janus Henderson Short Duration Flexible Bond Fund

Schedule of Investments (unaudited)

December 31, 2021

Shares or Principal Amounts		Value
Bank Loans and Mezzanine Loans– (continued)
Technology– (continued)
RealPage Inc, ICE LIBOR USD 1 Month + 3.2500%, 3.7500%, 4/24/28ƒ,‡	$4,197,000	$4,181,933
		6,778,772
Total Bank Loans and Mezzanine Loans (cost $55,438,771)		55,416,515
Corporate Bonds– 28.5%
Banking – 6.8%
Bank of America Corp, 4.0000%, 1/22/25	9,491,000	10,136,274
Bank of New York Mellon Corp,
US Treasury Yield Curve Rate 5 Year + 4.3580%, 4.7000%‡,µ	5,759,000	6,143,413
BNP Paribas SA, ICE LIBOR USD 3 Month + 2.2350%, 4.7050%, 1/10/25 (144A)‡	3,253,000	3,463,178
BNP Paribas SA, ICE LIBOR USD 3 Month + 1.1110%, 2.8190%, 11/19/25 (144A)‡	2,267,000	2,333,067
BNP Paribas SA, USD SWAP SEMI 30/360 5YR + 5.1500%, 7.3750% (144A)‡,µ	5,148,000	5,849,415
Citigroup Inc, 4.4000%, 6/10/25	5,577,000	6,073,506
Deutsche Bank AG / New York, 0.9620%, 11/8/23	3,030,000	3,024,606
Goldman Sachs Group Inc, SOFR + 0.5380%, 0.6270%, 11/17/23‡	5,881,000	5,865,759
JPMorgan Chase & Co, ICE LIBOR USD 3 Month + 3.7800%, 6.7500%‡,µ	5,657,000	6,131,481
Morgan Stanley, 4.1000%, 5/22/23	8,673,000	9,033,183
Morgan Stanley, ICE LIBOR USD 3 Month + 0.8470%, 3.7370%, 4/24/24‡	5,133,000	5,310,302
Societe Generale SA, 2.6250%, 1/22/25 (144A)	4,749,000	4,868,663
SVB Financial Group,
US Treasury Yield Curve Rate 5 Year + 3.0740%, 4.2500%‡,µ	7,497,000	7,601,958
UBS Group AG, USD SWAP SEMI 30/360 5YR + 4.3440%, 7.0000% (144A)‡,µ	5,447,000	5,873,228
		81,708,033
Basic Industry – 0.8%
Novelis Corp, 3.2500%, 11/15/26 (144A)	1,702,000	1,716,893
Tronox Inc, 6.5000%, 5/1/25 (144A)	2,138,000	2,259,652
Univar Solutions USA Inc, 5.1250%, 12/1/27 (144A)	1,692,000	1,765,551
W R Grace Holdings LLC, 5.6250%, 10/1/24 (144A)	3,946,000	4,153,717
		9,895,813
Brokerage – 1.0%
Charles Schwab Corp,
US Treasury Yield Curve Rate 5 Year + 4.9710%, 5.3750%‡,µ	10,603,000	11,557,270
Capital Goods – 2.1%
Ardagh Packaging Finance PLC / Ardagh Holdings USA Inc,
4.1250%, 8/15/26 (144A)	8,937,000	9,138,082
Boeing Co, 2.1960%, 2/4/26	9,075,000	9,072,837
GFL Environmental Inc, 3.7500%, 8/1/25 (144A)	3,989,000	4,028,890
TransDigm Inc, 8.0000%, 12/15/25 (144A)	2,724,000	2,873,738
		25,113,547
Communications – 1.8%
CenturyLink Inc, 7.5000%, 4/1/24	1,450,000	1,587,750
CenturyLink Inc, 5.6250%, 4/1/25	1,053,000	1,113,779
CSC Holdings LLC, 5.2500%, 6/1/24	2,626,000	2,731,040
Netflix Inc, 3.6250%, 6/15/25 (144A)	9,694,000	10,215,537
Sprint Communications Inc, 6.0000%, 11/15/22	3,817,000	3,972,867
Sprint Corp, 7.8750%, 9/15/23	2,254,000	2,482,217
		22,103,190
Consumer Cyclical – 2.4%
Colt Merger Sub Inc, 5.7500%, 7/1/25 (144A)	2,695,000	2,814,429
GLP Capital LP / GLP Financing II Inc, 3.3500%, 9/1/24	5,795,000	6,000,560
International Game Technology PLC, 6.5000%, 2/15/25 (144A)	2,189,000	2,375,065
International Game Technology PLC, 4.1250%, 4/15/26 (144A)	1,766,000	1,819,104
IRB Holding Corp, 7.0000%, 6/15/25 (144A)	1,596,000	1,688,520
Vail Resorts Inc, 6.2500%, 5/15/25 (144A)	3,139,000	3,264,560
VICI Properties LP / VICI Note Co Inc, 3.5000%, 2/15/25 (144A)	8,868,000	9,001,020
Wyndham Destinations Inc, 5.6500%, 4/1/24	1,763,000	1,873,188
		28,836,446

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	DECEMBER 31, 2021

Janus Henderson Short Duration Flexible Bond Fund

Schedule of Investments (unaudited)

December 31, 2021

Shares or Principal Amounts		Value
Corporate Bonds– (continued)
Consumer Non-Cyclical – 3.7%
Albertsons Cos Inc / Safeway Inc / New Albertsons LP / Albertsons LLC,
3.5000%, 2/15/23 (144A)	$5,132,000	$5,221,810
Brunswick Corp, 0.8500%, 8/18/24	6,078,000	5,991,128
Elanco Animal Health Inc, 5.2720%, 8/28/23	5,694,000	6,058,501
HCA Inc, 5.8750%, 5/1/23	7,370,000	7,802,987
HCA Inc, 5.3750%, 2/1/25	1,308,000	1,437,492
HCA Inc, 5.8750%, 2/15/26	684,000	771,470
Horizon Pharma USA Inc, 5.5000%, 8/1/27 (144A)	2,095,000	2,201,321
Indigo Merger Sub Inc, 2.8750%, 7/15/26 (144A)	6,630,000	6,638,287
JBS Finance Luxembourg Sarl, 2.5000%, 1/15/27 (144A)	4,222,000	4,174,545
MEDNAX Inc, 6.2500%, 1/15/27 (144A)	1,707,000	1,785,949
Providence Service Corp, 5.8750%, 11/15/25 (144A)	1,734,000	1,820,700
Tenet Healthcare Corp, 4.6250%, 7/15/24	712,000	720,900
Teva Pharmaceutical Industries Ltd, 4.7500%, 5/9/27	619,000	613,349
		45,238,439
Electric – 0.1%
NextEra Energy Operating Partners LP, 4.2500%, 7/15/24 (144A)	1,229,000	1,276,624
Energy – 1.1%
DCP Midstream Operating LP, 4.9500%, 4/1/22	2,553,000	2,553,000
EQT Corp, 3.1250%, 5/15/26 (144A)	8,555,000	8,781,964
Targa Resources Partners LP / Targa Resources Partners Finance Corp,
6.5000%, 7/15/27	1,643,000	1,761,296
		13,096,260
Finance Companies – 5.0%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust,
1.6500%, 10/29/24	6,559,000	6,547,103
AerCap Ireland Capital DAC / AerCap Global Aviation Trust,
2.4500%, 10/29/26	13,077,000	13,184,231
Air Lease Corp, 0.8000%, 8/18/24	3,072,000	3,009,187
Air Lease Corp, 1.8750%, 8/15/26	3,147,000	3,094,909
Avolon Holdings Funding Ltd, 4.2500%, 4/15/26 (144A)	2,351,000	2,491,343
Avolon Holdings Funding Ltd, 2.1250%, 2/21/26 (144A)	3,354,000	3,291,874
Castlelake Aviation Finance DAC, 5.0000%, 4/15/27 (144A)#	2,999,000	2,976,507
OneMain Finance Corp, 3.5000%, 1/15/27	2,473,000	2,445,179
Owl Rock Capital Corp, 3.1250%, 4/13/27 (144A)	4,908,000	4,798,809
Rocket Mortgage LLC / Rocket Mortgage Co-Issuer Inc,
2.8750%, 10/15/26 (144A)	7,856,000	7,797,080
SLM Corp, 3.1250%, 11/2/26	5,551,000	5,495,490
Springleaf Finance Corp, 6.8750%, 3/15/25	2,071,000	2,303,988
Springleaf Finance Corp, 8.8750%, 6/1/25	2,825,000	3,022,750
		60,458,450
Government Sponsored – 0.3%
DAE Funding LLC, 1.5500%, 8/1/24 (144A)	1,642,000	1,629,685
NOVA Chemicals Corp, 4.8750%, 6/1/24 (144A)	1,707,000	1,762,478
		3,392,163
Real Estate Investment Trusts (REITs) – 0.6%
HAT Holdings I LLC / HAT Holdings II LLC, 3.3750%, 6/15/26 (144A)	4,371,000	4,414,710
Starwood Property Trust Inc, 3.7500%, 12/31/24 (144A)	2,946,000	2,977,699
		7,392,409
Technology – 2.8%
Broadcom Inc, 3.4590%, 9/15/26	12,701,000	13,521,154
Microchip Technology Inc, 2.6700%, 9/1/23	5,655,000	5,775,422
Microchip Technology Inc, 4.2500%, 9/1/25	2,385,000	2,477,001
Qorvo Inc, 1.7500%, 12/15/24 (144A)	3,936,000	3,938,531
SK Hynix Inc, 1.0000%, 1/19/24 (144A)	6,587,000	6,511,664
Switch Inc, 3.7500%, 9/15/28 (144A)	1,718,000	1,730,885
		33,954,657
Total Corporate Bonds (cost $340,664,677)		344,023,301

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	11

Janus Henderson Short Duration Flexible Bond Fund

Schedule of Investments (unaudited)

December 31, 2021

Shares or Principal Amounts		Value
Inflation-Indexed Bonds– 0.5%
United States Treasury Inflation Indexed Bonds, 0.1250%, 10/15/26ÇÇ((cost $6,082,623)	$5,596,143	$6,085,374
Mortgage-Backed Securities– 5.8%
Fannie Mae:
2.5000%, TBA, 30 Year Maturity	41,279,752	42,141,260
3.0000%, TBA, 30 Year Maturity	26,855,145	27,823,810
Total Mortgage-Backed Securities (cost $69,989,066)		69,965,070
United States Treasury Notes/Bonds– 28.8%
1.7500%, 6/15/22	32,748,000	32,984,655
1.7500%, 7/15/22	17,410,500	17,549,920
0.1250%, 12/31/22	29,911,000	29,818,691
0.1250%, 1/31/23	8,633,000	8,603,324
0.1250%, 2/28/23	24,926,000	24,823,765
0.1250%, 3/31/23	32,766,000	32,614,969
0.2500%, 4/15/23	8,776,000	8,746,518
0.1250%, 4/30/23	17,062,000	16,970,692
0.1250%, 5/31/23	24,051,000	23,901,621
0.1250%, 6/30/23	60,346,000	59,938,193
0.1250%, 8/31/23	4,619,000	4,578,403
0.3750%, 10/31/23	57,139,000	56,801,969
0.7500%, 11/15/24	14,010,000	13,931,194
0.8750%, 9/30/26	2,586,400	2,540,229
1.1250%, 10/31/26	13,435,000	13,345,783
Total United States Treasury Notes/Bonds (cost $348,361,492)		347,149,926
Investment Companies– 7.4%
Money Markets – 7.4%
Janus Henderson Cash Liquidity Fund LLC, 0.0570%ºº,£((cost $89,583,457)	89,574,499	89,583,457
Investments Purchased with Cash Collateral from Securities Lending– 0.2%
Investment Companies – 0.2%
Janus Henderson Cash Collateral Fund LLC, 0%ºº,£	1,835,184	1,835,184
Time Deposits – 0%
Royal Bank of Canada, 0.0400%, 1/3/22	$458,796	458,796
Total Investments Purchased with Cash Collateral from Securities Lending (cost $2,293,980)		2,293,980
Total Investments (total cost $1,281,218,598) – 106.3%		1,282,673,860
Liabilities, net of Cash, Receivables and Other Assets – (6.3)%		(75,740,294)
Net Assets – 100%		$1,206,933,566

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

12	DECEMBER 31, 2021

Janus Henderson Short Duration Flexible Bond Fund

Schedule of Investments (unaudited)

December 31, 2021

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$1,185,466,433	92.4%
Ireland	32,152,838	2.5
France	16,514,323	1.3
United Kingdom	10,547,193	0.8
Canada	8,699,493	0.7
Bermuda	7,948,089	0.6
South Korea	6,511,664	0.5
Switzerland	5,873,228	0.5
Japan	3,692,959	0.3
Germany	3,024,606	0.2
United Arab Emirates	1,629,685	0.1
Israel	613,349	0.1

Total	$1,282,673,860	100.0%

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Value at 12/31/21
Investment Companies - 7.4%
Money Markets - 7.4%
Janus Henderson Cash Liquidity Fund LLC, 0.0570%ºº	$31,105	$-	$-	$89,583,457
Investments Purchased with Cash Collateral from Securities Lending - 0.2%
Investment Companies - 0.2%
Janus Henderson Cash Collateral Fund LLC, 0%ºº	4,907∆	-	-	1,835,184
Total Affiliated Investments - 7.6%	$36,012	$-	$-	$91,418,641

	Value at 6/30/21	Purchases	Sales Proceeds	Value at 12/31/21
Investment Companies - 7.4%
Money Markets - 7.4%
Janus Henderson Cash Liquidity Fund LLC, 0.0570%ºº	74,352,923	381,654,567	(366,424,033)	89,583,457
Investments Purchased with Cash Collateral from Securities Lending - 0.2%
Investment Companies - 0.2%
Janus Henderson Cash Collateral Fund LLC, 0%ºº	-	119,637,978	(117,802,794)	1,835,184

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	13

Janus Henderson Short Duration Flexible Bond Fund

Schedule of Investments (unaudited)

December 31, 2021

Schedule of Futures

Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation/(Depreciation)
Futures Purchased:
2 Year US Treasury Note	1,912	4/5/22	$417,144,627	$(253,937)
5 Year US Treasury Note	21	4/5/22	2,540,508	10,664
Ultra 10-Year Treasury Note	34	3/31/22	4,978,875	(17,531)
Total - Futures Purchased				(260,804)
Futures Sold:
10 Year US Treasury Note	123	3/31/22	(16,047,656)	(157,594)
US Treasury Long Bond	72	3/31/22	(11,551,500)	(122,689)
Total - Futures Sold				(280,283)
Total				$(541,087)

The following table, grouped by derivative type, provides information about the fair value and location of derivatives within the Statement of Assets and Liabilities as of December 31, 2021.

Fair Value of Derivative Instruments (not accounted for as hedging instruments) as of December 31, 2021

Interest Rate Contracts
Asset Derivatives: *Futures contracts	$ 10,664

Liability Derivatives: *Futures contracts	$ 551,751

*The fair value presented includes net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps. In the Statement of Assets and Liabilities, only current day's variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in total distributable earnings (loss).

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the period ended December 31, 2021.

The effect of Derivative Instruments (not accounted for as hedging instruments) on the Statement of Operations for the period ended December 31, 2021

Amount of Realized Gain/(Loss) Recognized on Derivatives
Derivative	Interest Rate Contracts
Futures contracts	$ (3,441,631)

Amount of Change in Unrealized Appreciation/Depreciation Recognized on Derivatives
Derivative	Interest Rate Contracts
Futures contracts	$ 335,872

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

14	DECEMBER 31, 2021

Janus Henderson Short Duration Flexible Bond Fund

Schedule of Investments (unaudited)

December 31, 2021

Please see the "Net Realized Gain/(Loss) on Investments" and "Change in Unrealized Net Appreciation/Depreciation" sections of the Fund’s Statement of Operations.

Average Ending Monthly Value of Derivative Instruments During the Period Ended December 31, 2021

Value*
Futures contracts, purchased	$452,068,379
Futures contracts, sold	43,840,934

* Forward foreign currency exchange contracts are reported as the average ending monthly currency amount purchased or sold. Futures contracts and centrally-cleared swaps are reported as the average ending monthly notional value. Options are reported as the average ending monthly market value.

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	15

Janus Henderson Short Duration Flexible Bond Fund

Notes to Schedule of Investments and Other Information (unaudited)

Bloomberg 1-3 Year U.S. Government/Credit Index	Bloomberg 1-3 Year U.S. Government/Credit Index measures Treasuries, government-related issues and corporates with maturity between 1-3 years.

ICE	Intercontinental Exchange
LIBOR	London Interbank Offered Rate
LLC	Limited Liability Company
LP	Limited Partnership
PLC	Public Limited Company
SOFR	Secured Overnight Financing Rate
TBA

(To Be Announced) Securities are purchased/sold on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when specific mortgage pools are assigned.

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Unless otherwise noted, these securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the period ended December 31, 2021 is $488,512,159, which represents 40.5% of net assets.

ƒ

All or a portion of this position is not funded, or has been purchased on a delayed delivery or when-issued basis. If applicable, interest rates will be determined and interest will begin to accrue at a future date. See Notes to Financial Statements.

‡

Variable or floating rate security. Rate shown is the current rate as of December 31, 2021. Certain variable rate securities are not based on a published reference rate and spread; they are determined by the issuer or agent and current market conditions. Reference rate is as of reset date and may vary by security, which may not indicate a reference rate and/or spread in their description.

ÇÇ	Security is a U.S. Treasury Inflation-Protected Security (TIPS).

ºº	Rate shown is the 7-day yield as of December 31, 2021.

#	Loaned security; a portion of the security is on loan at December 31, 2021.

µ	Perpetual security. Perpetual securities have no stated maturity date, but they may be called/redeemed by the issuer. The date indicated, if any, represents the next call date.

Ç	Step bond. The coupon rate will increase or decrease periodically based upon a predetermined schedule. The rate shown reflects the current rate.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

∆	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

16	DECEMBER 31, 2021

Janus Henderson Short Duration Flexible Bond Fund

Notes to Schedule of Investments and Other Information (unaudited)

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of December 31, 2021. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments In Securities:
Asset-Backed/Commercial Mortgage-Backed Securities	$-	$368,156,237	$-
Bank Loans and Mezzanine Loans	-	55,416,515	-
Corporate Bonds	-	344,023,301	-
Inflation-Indexed Bonds	-	6,085,374	-
Mortgage-Backed Securities	-	69,965,070	-
United States Treasury Notes/Bonds	-	347,149,926	-
Investment Companies	-	89,583,457	-
Investments Purchased with Cash Collateral from Securities Lending	-	2,293,980	-
Total Investments in Securities	$-	$1,282,673,860	$-
Other Financial Instruments(a):
Variation Margin Receivable on Futures Contracts	100,135	-	-
Total Assets	$100,135	$1,282,673,860	$-
Liabilities
Other Financial Instruments(a):
Variation Margin Payable on Futures Contracts	$48,188	$-	$-

(a)

Other financial instruments include forward foreign currency exchange, futures, written options, written swaptions, and swap contracts. Forward foreign currency exchange contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract's value from trade date. Futures, certain written options on futures, and centrally cleared swap contracts are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. Written options, written swaptions, and other swap contracts are reported at their market value at measurement date.

Janus Investment Fund	17

Janus Henderson Short Duration Flexible Bond Fund

Statement of Assets and Liabilities (unaudited)

December 31, 2021

See footnotes at the end of the Statement.

Assets:
Unaffiliated investments, at value (cost $1,189,799,957)(1)	$1,191,255,219
Affiliated investments, at value (cost $91,418,641)	91,418,641
Cash	21,579
Deposits with brokers for futures	1,199,000
Variation margin receivable on futures contracts	100,135
Non-interested Trustees' deferred compensation	31,448
Receivables:
TBA investments sold	24,142,860
Interest	4,113,944
Fund shares sold	2,537,210
Dividends from affiliates	7,102
Other assets	20,016
Total Assets	1,314,847,154
Liabilities:
Collateral for securities loaned (Note 3)	2,293,980
Variation margin payable on futures contracts	48,188
Payables:	—
TBA investments purchased	94,122,988
Investments purchased	8,445,866
Fund shares repurchased	2,160,855
Advisory fees	330,970
Transfer agent fees and expenses	213,156
Dividends	40,449
Professional fees	40,402
12b-1 Distribution and shareholder servicing fees	36,107
Non-interested Trustees' deferred compensation fees	31,448
Affiliated fund administration fees payable	2,728
Custodian fees	1,699
Non-interested Trustees' fees and expenses	493
Accrued expenses and other payables	144,259
Total Liabilities	107,913,588
Net Assets	$1,206,933,566

See Notes to Financial Statements.

18	DECEMBER 31, 2021

Janus Henderson Short Duration Flexible Bond Fund

Statement of Assets and Liabilities (unaudited)

December 31, 2021

Net Assets Consist of:
Capital (par value and paid-in surplus)	$1,224,496,902
Total distributable earnings (loss)	(17,563,336)
Total Net Assets	$1,206,933,566
Net Assets - Class A Shares	$76,393,854
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	25,045,390
Net Asset Value Per Share(2)	$3.05
Maximum Offering Price Per Share(3)	$3.13
Net Assets - Class C Shares	$21,151,485
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	6,947,810
Net Asset Value Per Share(2)	$3.04
Net Assets - Class D Shares	$199,983,520
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	65,516,535
Net Asset Value Per Share	$3.05
Net Assets - Class I Shares	$517,941,913
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	169,892,888
Net Asset Value Per Share	$3.05
Net Assets - Class N Shares	$28,340,226
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	9,319,211
Net Asset Value Per Share	$3.04
Net Assets - Class S Shares	$640,969
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	210,487
Net Asset Value Per Share	$3.05
Net Assets - Class T Shares	$362,481,599
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	118,720,968
Net Asset Value Per Share	$3.05

(1) Includes $2,232,133 of securities on loan. See Note 3 in Notes to Financial Statements.

(2) Redemption price per share may be reduced for any applicable contingent deferred sales charge.

(3) Maximum offering price is computed at 100/97.5 of net asset value.

See Notes to Financial Statements.

Janus Investment Fund	19

Janus Henderson Short Duration Flexible Bond Fund

Statement of Operations (unaudited)

For the period ended December 31, 2021

Investment Income:
Interest	$9,616,392
Dividends from affiliates	31,105
Affiliated securities lending income, net	4,907
Unaffiliated securities lending income, net	148
Other income	330,826
Total Investment Income	9,983,378
Expenses:
Advisory fees	2,713,799
12b-1 Distribution and shareholder servicing fees:
Class A Shares	98,588
Class C Shares	106,568
Class S Shares	834
Transfer agent administrative fees and expenses:
Class D Shares	115,070
Class S Shares	834
Class T Shares	485,164
Transfer agent networking and omnibus fees:
Class A Shares	17,265
Class C Shares	6,559
Class I Shares	306,440
Other transfer agent fees and expenses:
Class A Shares	2,125
Class C Shares	485
Class D Shares	17,024
Class I Shares	10,500
Class N Shares	491
Class S Shares	16
Class T Shares	2,095
Registration fees	91,515
Shareholder reports expense	54,946
Professional fees	30,750
Affiliated fund administration fees	15,420
Non-interested Trustees’ fees and expenses	10,155
Custodian fees	6,196
Other expenses	58,223
Total Expenses	4,151,062
Less: Excess Expense Reimbursement and Waivers	(442,815)
Net Expenses	3,708,247
Net Investment Income/(Loss)	6,275,131

See Notes to Financial Statements.

20	DECEMBER 31, 2021

Janus Henderson Short Duration Flexible Bond Fund

Statement of Operations (unaudited)

For the period ended December 31, 2021

Net Realized Gain/(Loss) on Investments:
Investments	$1,675,715
Futures contracts	(3,441,631)
Total Net Realized Gain/(Loss) on Investments	(1,765,916)
Change in Unrealized Net Appreciation/Depreciation:
Investments and non-interested Trustees’ deferred compensation	(9,230,966)
Futures contracts	335,872
Total Change in Unrealized Net Appreciation/Depreciation	(8,895,094)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$(4,385,879)

See Notes to Financial Statements.

Janus Investment Fund	21

Janus Henderson Short Duration Flexible Bond Fund

Statements of Changes in Net Assets

	Period ended December 31, 2021 (unaudited)	Year ended June 30, 2021

Operations:
Net investment income/(loss)	$6,275,131	$18,806,750
Net realized gain/(loss) on investments	(1,765,916)	16,826,241
Change in unrealized net appreciation/depreciation	(8,895,094)	(6,100,654)
Net Increase/(Decrease) in Net Assets Resulting from Operations	(4,385,879)	29,532,337
Dividends and Distributions to Shareholders:
Class A Shares	(445,652)	(1,247,705)
Class C Shares	(45,663)	(297,223)
Class D Shares	(1,357,891)	(3,728,556)
Class I Shares	(3,342,969)	(7,452,379)
Class N Shares	(195,415)	(313,285)
Class S Shares	(3,118)	(9,698)
Class T Shares	(2,293,782)	(7,130,790)
Net Decrease from Dividends and Distributions to Shareholders	(7,684,490)	(20,179,636)
Capital Share Transactions:
Class A Shares	(513,036)	12,056,021
Class C Shares	(2,293,594)	(3,882,252)
Class D Shares	(5,566,494)	14,311,095
Class I Shares	101,518,419	37,368,586
Class N Shares	12,798,760	(1,464,013)
Class S Shares	(12,992)	(135,454)
Class T Shares	(37,420,909)	(27,028,589)
Net Increase/(Decrease) from Capital Share Transactions	68,510,154	31,225,394
Net Increase/(Decrease) in Net Assets	56,439,785	40,578,095
Net Assets:
Beginning of period	1,150,493,781	1,109,915,686
End of period	$1,206,933,566	$1,150,493,781

See Notes to Financial Statements.

22	DECEMBER 31, 2021

Janus Henderson Short Duration Flexible Bond Fund

Financial Highlights

Class A Shares
For a share outstanding during the period ended December 31, 2021 (unaudited) and the year ended June 30	2021	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$3.08	$3.06	$3.02	$2.98	$3.02	$3.04
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.01	0.05	0.06	0.07	0.05	0.04
Net realized and unrealized gain/(loss)	(0.02)	0.02	0.05	0.04	(0.04)	(0.02)
Total from Investment Operations	(0.01)	0.07	0.11	0.11	0.01	0.02
Less Dividends and Distributions:
Dividends (from net investment income)	(0.02)	(0.05)	(0.07)	(0.07)	(0.05)	(0.04)
Total Dividends and Distributions	(0.02)	(0.05)	(0.07)	(0.07)	(0.05)	(0.04)
Net Asset Value, End of Period	$3.05	$3.08	$3.06	$3.02	$2.98	$3.02
Total Return*	(0.40)%	2.30%	3.57%	3.64%	0.41%	0.59%
Net Assets, End of Period (in thousands)	$76,394	$77,673	$65,066	$57,815	$52,118	$82,707
Average Net Assets for the Period (in thousands)	$77,403	$76,534	$56,628	$57,158	$61,037	$118,037
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.79%	0.78%	0.79%	0.85%	0.90%	0.90%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.73%	0.74%	0.74%	0.77%	0.79%	0.80%
Ratio of Net Investment Income/(Loss)	0.91%	1.51%	2.10%	2.25%	1.69%	1.18%
Portfolio Turnover Rate	56%(2)	112%(2)	121%	79%	78%	82%

Class C Shares
For a share outstanding during the period ended December 31, 2021 (unaudited) and the year ended June 30	2021	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$3.08	$3.05	$3.01	$2.97	$3.02	$3.04
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	—(3)	0.03	0.04	0.05	0.03	0.01
Net realized and unrealized gain/(loss)	(0.03)	0.03	0.04	0.04	(0.05)	(0.02)
Total from Investment Operations	(0.03)	0.06	0.08	0.09	(0.02)	(0.01)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.01)	(0.03)	(0.04)	(0.05)	(0.03)	(0.01)
Total Dividends and Distributions	(0.01)	(0.03)	(0.04)	(0.05)	(0.03)	(0.01)
Net Asset Value, End of Period	$3.04	$3.08	$3.05	$3.01	$2.97	$3.02
Total Return*	(1.09)%	2.04%	2.84%	2.90%	(0.69)%	(0.17)%
Net Assets, End of Period (in thousands)	$21,151	$23,656	$27,296	$29,434	$27,253	$40,512
Average Net Assets for the Period (in thousands)	$21,839	$28,272	$26,387	$30,443	$33,426	$48,661
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.53%	1.37%	1.53%	1.58%	1.67%	1.66%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.46%	1.32%	1.47%	1.49%	1.56%	1.56%
Ratio of Net Investment Income/(Loss)	0.18%	0.93%	1.37%	1.52%	0.91%	0.45%
Portfolio Turnover Rate	56%(2)	112%(2)	121%	79%	78%	82%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Portfolio Turnover Rate excludes TBA (to be announced) purchase and sales commitments.

(3) Less than $0.005 on a per share basis.

See Notes to Financial Statements.

Janus Investment Fund	23

Janus Henderson Short Duration Flexible Bond Fund

Financial Highlights

Class D Shares
For a share outstanding during the period ended December 31, 2021 (unaudited) and the year ended June 30	2021	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$3.08	$3.06	$3.02	$2.98	$3.03	$3.05
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.02	0.05	0.07	0.07	0.06	0.04
Net realized and unrealized gain/(loss)	(0.03)	0.03	0.04	0.04	(0.05)	(0.02)
Total from Investment Operations	(0.01)	0.08	0.11	0.11	0.01	0.02
Less Dividends and Distributions:
Dividends (from net investment income)	(0.02)	(0.06)	(0.07)	(0.07)	(0.06)	(0.04)
Total Dividends and Distributions	(0.02)	(0.06)	(0.07)	(0.07)	(0.06)	(0.04)
Net Asset Value, End of Period	$3.05	$3.08	$3.06	$3.02	$2.98	$3.03
Total Return*	(0.32)%	2.47%	3.74%	3.81%	0.24%	0.75%
Net Assets, End of Period (in thousands)	$199,984	$207,596	$191,666	$178,483	$167,616	$180,025
Average Net Assets for the Period (in thousands)	$205,050	$207,465	$182,265	$172,435	$173,652	$187,619
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.63%	0.63%	0.64%	0.70%	0.76%	0.76%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.55%	0.57%	0.58%	0.60%	0.63%	0.64%
Ratio of Net Investment Income/(Loss)	1.08%	1.68%	2.25%	2.40%	1.87%	1.37%
Portfolio Turnover Rate	56%(2)	112%(2)	121%	79%	78%	82%

Class I Shares
For a share outstanding during the period ended December 31, 2021 (unaudited) and the year ended June 30	2021	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$3.08	$3.05	$3.02	$2.97	$3.02	$3.04
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.02	0.05	0.07	0.07	0.06	0.04
Net realized and unrealized gain/(loss)	(0.03)	0.04	0.03	0.05	(0.05)	(0.02)
Total from Investment Operations	(0.01)	0.09	0.10	0.12	0.01	0.02
Less Dividends and Distributions:
Dividends (from net investment income)	(0.02)	(0.06)	(0.07)	(0.07)	(0.06)	(0.04)
Total Dividends and Distributions	(0.02)	(0.06)	(0.07)	(0.07)	(0.06)	(0.04)
Net Asset Value, End of Period	$3.05	$3.08	$3.05	$3.02	$2.97	$3.02
Total Return*	(0.30)%	2.82%	3.42%	4.19%	0.29%	0.82%
Net Assets, End of Period (in thousands)	$517,942	$421,533	$380,901	$392,758	$453,776	$554,512
Average Net Assets for the Period (in thousands)	$496,792	$412,021	$383,912	$414,017	$527,072	$516,841
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.61%	0.60%	0.61%	0.65%	0.68%	0.67%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.53%	0.56%	0.56%	0.57%	0.57%	0.57%
Ratio of Net Investment Income/(Loss)	1.10%	1.69%	2.27%	2.43%	1.91%	1.45%
Portfolio Turnover Rate	56%(2)	112%(2)	121%	79%	78%	82%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Portfolio Turnover Rate excludes TBA (to be announced) purchase and sales commitments.

See Notes to Financial Statements.

24	DECEMBER 31, 2021

Janus Henderson Short Duration Flexible Bond Fund

Financial Highlights

Class N Shares
For a share outstanding during the period ended December 31, 2021 (unaudited) and the year ended June 30	2021	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$3.07	$3.05	$3.01	$2.97	$3.02	$3.04
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.02	0.06	0.07	0.08	0.06	0.05
Net realized and unrealized gain/(loss)	(0.03)	0.02	0.05	0.04	(0.05)	(0.02)
Total from Investment Operations	(0.01)	0.08	0.12	0.12	0.01	0.03
Less Dividends and Distributions:
Dividends (from net investment income)	(0.02)	(0.06)	(0.08)	(0.08)	(0.06)	(0.05)
Total Dividends and Distributions	(0.02)	(0.06)	(0.08)	(0.08)	(0.06)	(0.05)
Net Asset Value, End of Period	$3.04	$3.07	$3.05	$3.01	$2.97	$3.02
Total Return*	(0.26)%	2.61%	3.89%	3.95%	0.37%	0.89%
Net Assets, End of Period (in thousands)	$28,340	$15,816	$17,144	$37,464	$61,806	$28,393
Average Net Assets for the Period (in thousands)	$27,165	$16,326	$41,174	$64,559	$43,541	$33,131
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.50%	0.50%	0.49%	0.55%	0.61%	0.60%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.43%	0.44%	0.44%	0.47%	0.50%	0.50%
Ratio of Net Investment Income/(Loss)	1.19%	1.80%	2.34%	2.53%	2.11%	1.50%
Portfolio Turnover Rate	56%(2)	112%(2)	121%	79%	78%	82%

Class S Shares
For a share outstanding during the period ended December 31, 2021 (unaudited) and the year ended June 30	2021	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$3.07	$3.05	$3.01	$2.97	$3.02	$3.04
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.01	0.04	0.06	0.06	0.05	0.03
Net realized and unrealized gain/(loss)	(0.02)	0.02	0.04	0.04	(0.05)	(0.02)
Total from Investment Operations	(0.01)	0.06	0.10	0.10	—	0.01
Less Dividends and Distributions:
Dividends (from net investment income)	(0.01)	(0.04)	(0.06)	(0.06)	(0.05)	(0.03)
Total Dividends and Distributions	(0.01)	(0.04)	(0.06)	(0.06)	(0.05)	(0.03)
Net Asset Value, End of Period	$3.05	$3.07	$3.05	$3.01	$2.97	$3.02
Total Return*	(0.18)%	2.12%	3.39%	3.46%	(0.09)%	0.42%
Net Assets, End of Period (in thousands)	$641	$660	$791	$1,162	$1,574	$2,228
Average Net Assets for the Period (in thousands)	$655	$674	$1,085	$1,322	$1,778	$2,506
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.46%	1.43%	1.26%	1.27%	1.14%	1.10%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.93%	0.92%	0.93%	0.95%	0.96%	0.97%
Ratio of Net Investment Income/(Loss)	0.72%	1.32%	1.88%	2.04%	1.52%	1.04%
Portfolio Turnover Rate	56%(2)	112%(2)	121%	79%	78%	82%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Portfolio Turnover Rate excludes TBA (to be announced) purchase and sales commitments.

See Notes to Financial Statements.

Janus Investment Fund	25

Janus Henderson Short Duration Flexible Bond Fund

Financial Highlights

Class T Shares
For a share outstanding during the period ended December 31, 2021 (unaudited) and the year ended June 30	2021	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$3.08	$3.06	$3.02	$2.98	$3.03	$3.05
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.01	0.05	0.06	0.07	0.05	0.04
Net realized and unrealized gain/(loss)	(0.02)	0.02	0.05	0.04	(0.05)	(0.02)
Total from Investment Operations	(0.01)	0.07	0.11	0.11	—	0.02
Less Dividends and Distributions:
Dividends (from net investment income)	(0.02)	(0.05)	(0.07)	(0.07)	(0.05)	(0.04)
Total Dividends and Distributions	(0.02)	(0.05)	(0.07)	(0.07)	(0.05)	(0.04)
Net Asset Value, End of Period	$3.05	$3.08	$3.06	$3.02	$2.98	$3.03
Total Return*	(0.38)%	2.36%	3.63%	3.70%	0.13%	0.65%
Net Assets, End of Period (in thousands)	$362,482	$403,560	$427,052	$521,348	$770,913	$1,160,964
Average Net Assets for the Period (in thousands)	$381,483	$424,193	$473,636	$628,515	$986,661	$1,347,246
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.74%	0.73%	0.74%	0.80%	0.84%	0.85%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.68%	0.69%	0.69%	0.71%	0.73%	0.74%
Ratio of Net Investment Income/(Loss)	0.96%	1.56%	2.14%	2.27%	1.74%	1.26%
Portfolio Turnover Rate	56%(2)	112%(2)	121%	79%	78%	82%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Portfolio Turnover Rate excludes TBA (to be announced) purchase and sales commitments.

See Notes to Financial Statements.

26	DECEMBER 31, 2021

Janus Henderson Short Duration Flexible Bond Fund

Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

Janus Henderson Short Duration Flexible Bond Fund (formerly named Janus Henderson Short-Term Bond Fund) (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 41 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks as high a level of current income as is consistent with preservation of capital. The Fund is classified as diversified, as defined in the 1940 Act. Janus Henderson Investors US LLC (formerly Janus Capital Management LLC) is the investment adviser (the “Adviser”) to the Fund.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares.

Class A Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class C Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, and bank trust platforms.

Class C Shares are closed to investments by new employer-sponsored retirement plans and existing employer-sponsored retirement plans are no longer able to make additional purchases or exchanges into Class C Shares.

The Funds currently implement an automatic conversion feature pursuant to which Class C Shares that have been held for eight years are automatically converted to Class A Shares without the imposition of any sales charge, fee or other charge. The conversion will generally occur no later than ten business days in the month following the month of the eighth anniversary of the date of purchase. Class C Shares purchased through the reinvestment of dividends and other distributions on Class C Shares will convert to Class A Shares at the same time as the original Class C Shares with respect to which they were purchased. For Class C Shares held in omnibus accounts on intermediary platforms, the Fund will rely on these intermediaries to implement this conversion feature. Your financial intermediary may have separate policies and procedures as to when and how Class C Shares may be converted to Class A Shares. Please contact your financial intermediary for additional information.

Effective July 6, 2020, Class D Shares are available to new investors, subject to any closed fund policies for a Fund, as applicable. Previously, Class D Shares were only available to investors who already had a direct account with the Janus Henderson funds; immediate family members or members of the same household of an eligible individual investor; and existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus Henderson funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments, who established Class I Share accounts before August 4, 2017.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of: 1) certain adviser-assisted, employer-sponsored retirement plans, including 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and certain welfare benefit plans, such as health savings accounts, and nonqualified deferred compensation plans; and 2) retail investors purchasing in qualified or nonqualified accounts, whose accounts are held through an omnibus account at their financial intermediary, and where the financial intermediary requires no payment or reimbursement from the Fund, the Adviser, or its affiliates. Class N Shares are also available to Janus Henderson proprietary products and to certain direct institutional investors approved by Janus Distributors US LLC dba Janus Henderson Distributors (formerly Janus Distributors LLC) (the “Distributor”) including, but not limited to, corporations, certain retirement plans, public plans, and foundations and endowments, subject to minimum investment requirements.

Janus Investment Fund	27

Janus Henderson Short Duration Flexible Bond Fund

Notes to Financial Statements (unaudited)

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with the Adviser or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with the Adviser or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with United States of America generally accepted accounting principles ("US GAAP").

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets

28	DECEMBER 31, 2021

Janus Henderson Short Duration Flexible Bond Fund

Notes to Financial Statements (unaudited)

and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of December 31, 2021 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income is recorded daily on the accrual basis and includes amortization of premiums and accretion of discounts. The Fund classifies gains and losses on prepayments received as an adjustment to interest income. Debt securities may be placed in non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivables when collection of all or a portion of interest has become doubtful. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Dividends and Distributions

Dividends are declared daily and distributed monthly for the Fund. Realized capital gains, if any, are declared and distributed in December. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or a Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It

Janus Investment Fund	29

Janus Henderson Short Duration Flexible Bond Fund

Notes to Financial Statements (unaudited)

is possible that the Internal Revenue Service (IRS) could challenge the Fund's equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Derivative Instruments

The Fund may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Fund may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on futures contracts, options on foreign currencies, options on recovery locks, options on security and commodity indices, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Fund during the period ended December 31, 2021 is discussed in further detail below. A summary of derivative activity by the Fund is reflected in the tables at the end of the Schedule of Investments.

The Fund may use derivative instruments for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions), to adjust currency exposure relative to a benchmark index, or for speculative purposes (to earn income and seek to enhance returns). When the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Fund may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly. The Fund’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks.

In pursuit of its investment objective, the Fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

• Commodity Risk – the risk related to the change in value of commodities or commodity-linked investments due to changes in the overall market movements, volatility of the underlying benchmark, changes in interest rates, or other factors affecting a particular industry or commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

• Counterparty Risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

• Credit Risk – the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

• Currency Risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

• Equity Risk – the risk related to the change in value of equity securities as they relate to increases or decreases in the general market.

• Index Risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

30	DECEMBER 31, 2021

Janus Henderson Short Duration Flexible Bond Fund

Notes to Financial Statements (unaudited)

• Interest Rate Risk – the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Fund’s NAV to likewise decrease.

• Leverage Risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Fund creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

• Liquidity Risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Fund may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. Additionally, the Fund may deposit cash and/or treasuries as collateral with the counterparty and/or custodian daily (based on the daily valuation of the financial asset) if the Fund has a net aggregate unrealized loss on OTC derivative contracts with a particular counterparty. All liquid securities and restricted cash are considered to cover in an amount at all times equal to or greater than the Fund’s commitment with respect to certain exchange-traded derivatives, centrally cleared derivatives, forward foreign currency exchange contracts, short sales, and/or securities with extended settlement dates. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on the Adviser’s ability to establish and maintain appropriate systems and trading.

Futures Contracts

A futures contract is an exchange-traded agreement to take or make delivery of an underlying asset at a specific time in the future for a specific predetermined negotiated price. The Fund may enter into futures contracts to gain exposure to the stock market or other markets pending investment of cash balances or to meet liquidity needs. The Fund is subject to interest rate risk, equity risk, and currency risk in the normal course of pursuing its investment objective through its investments in futures contracts. The Fund may also use such derivative instruments to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts on commodities are valued at the settlement price on valuation date on the commodities exchange as reported by an approved vendor. Mini contracts, as defined in the description of the contract, shall be valued using the Actual Settlement Price or “ASET” price type as reported by an approved vendor. In the event that foreign futures trade when the foreign equity markets are closed, the last foreign futures trade price shall be used.

Futures contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statement of Assets and Liabilities (if applicable). The change in unrealized net appreciation/depreciation is reported on the Statement of Operations (if applicable). When a contract is closed, a realized gain or loss is reported on the Statement of Operations (if applicable), equal to the difference between the opening and closing value of the contract.

Securities held by the Fund that are designated as collateral for market value on futures contracts are noted on the Schedule of Investments (if applicable). Such collateral is in the possession of the Fund’s futures commission merchant.

With futures, there is minimal counterparty credit risk to the Fund since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

During the period, the Fund purchased interest rate futures to increase exposure to interest rate risk.

During the period, the Fund sold interest rate futures to decrease exposure to interest rate risk.

Janus Investment Fund	31

Janus Henderson Short Duration Flexible Bond Fund

Notes to Financial Statements (unaudited)

3. Other Investments and Strategies

Additional Investment Risk

The Fund may be invested in lower-rated debt securities that have a higher risk of default or loss of value since these securities may be sensitive to economic changes, political changes, or adverse developments specific to the issuer.

In response to the COVID-19 pandemic, the U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets, including reducing interest rates to record-low levels. Extremely low or negative interest rates may become more prevalent or may not work as intended. As there is little precedent for this situation, the impact on various markets that interest rate or other significant policy changes may have is unknown. The withdrawal of this support, a failure of measures put in place in response to such economic uncertainty, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation.

Widespread disease, including pandemics and epidemics, and natural or environmental disasters, including those which may be attributable to global climate change, such as earthquakes, fires, floods, hurricanes, tsunamis and weather-related phenomena generally, have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a Fund’s investments. Economies and financial markets throughout the world have become increasingly interconnected, which increases the likelihood that events or conditions in one region or country will adversely affect markets or issuers in other regions or countries, including the United States. These disruptions could prevent a Fund from executing advantageous investment decisions in a timely manner and negatively impact a Fund’s ability to achieve its investment objective(s). Any such event(s) could have a significant adverse impact on the value of a Fund. In addition, these disruptions could also impair the information technology and other operational systems upon which the Fund’s service providers, including the Adviser or the subadviser (as applicable), rely, and could otherwise disrupt the ability of employees of the Fund’s service providers to perform essential tasks on behalf of the Fund. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance and reinsurance companies that insure or reinsure against the impact of natural disasters.

A number of countries in the European Union (the “EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen, or spread further within the EU. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Among other things, these developments have adversely affected the value and exchange rate of the euro and pound sterling, and may continue to significantly affect the economies of all EU countries, which in turn may have a material adverse effect on the Fund’s investments in such countries, other countries that depend on EU countries for significant amounts of trade or investment, or issuers with exposure to debt issued by certain EU countries.

LIBOR Replacement Risk

The Fund may invest in certain debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate (“LIBOR”) or other interbank offered rates as a reference rate for various rate calculations. The U.K. Financial Conduct Authority has announced that it intends to stop compelling or inducing banks to submit rates for many LIBOR settings after December 31, 2021, and for certain other commonly used U.S. dollar LIBOR settings after June 30, 2023. The elimination of LIBOR or other reference rates and the transition process away from LIBOR could adversely impact (i) volatility and liquidity in markets that are tied to those reference rates, (ii) the market for, or value of, specific securities or payments linked to those reference rates, (iii) availability or terms of borrowing or refinancing, or (iv) the effectiveness of hedging strategies. For these and other reasons, the elimination of LIBOR or changes to other reference rates may adversely affect the Fund’s performance and/or net asset value. Alternatives to LIBOR are

32	DECEMBER 31, 2021

Janus Henderson Short Duration Flexible Bond Fund

Notes to Financial Statements (unaudited)

established or in development in most major currencies, including the Secured Overnight Financing Rate (“SOFR”) that is intended to replace the U.S. dollar LIBOR. The effect of the discontinuation of, LIBOR or other reference rates will depend on (1) existing fallback or termination provisions in individual contracts and (2) whether, how, and when industry participants develop and adopt new reference rates and fallbacks for both legacy and new products and instruments. Accordingly, it is difficult to predict the full impact of the transition away from LIBOR or other reference rates on the Fund until new reference rates and fallbacks for both legacy and new products, instruments and contracts are commercially accepted.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the "Offsetting Assets and Liabilities" section of this Note for further details.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that the Adviser believes to be creditworthy at the time of the transaction. There is always the risk that the Adviser’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Inflation-Linked Securities

The Fund may invest in inflation-indexed bonds, including municipal inflation-indexed bonds and corporate inflation-indexed bonds, or in derivatives that are linked to these securities. Inflation-linked bonds are fixed-income securities that have a principal value that is periodically adjusted according to the rate of inflation. If an index measuring inflation falls, the principal value of inflation-indexed bonds will typically be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Because of their inflation adjustment feature, inflation-linked bonds typically have lower yields than conventional fixed-rate bonds. In addition, inflation-linked bonds also normally decline in price when real interest rates rise. In the event of deflation, when prices decline over time, the principal and income of inflation-linked bonds would likely decline, resulting in losses to the Fund.

In the case of Treasury Inflation-Protected Securities, also known as TIPS, repayment of original bond principal upon maturity (as adjusted for inflation) is guaranteed by the U.S. Treasury. For inflation-linked bonds that do not provide a similar guarantee, the adjusted principal value of the inflation-linked bond repaid at maturity may be less than the original principal. Other non-U.S. sovereign governments also issue inflation-linked securities (sometimes referred to as “linkers”) that are tied to their own local consumer price indices. In certain of these non-U.S. jurisdictions, the repayment of the original bond principal upon the maturity of an inflation-linked bond is not guaranteed, allowing for the amount of the bond repaid at maturity to be less than par. Inflation-linked bonds may also be issued by, or related to, sovereign governments of other developed countries, emerging market countries, or companies or other entities not affiliated with governments.

Loans

The Fund may invest in various commercial loans, including bank loans, bridge loans, debtor-in-possession (“DIP”) loans, mezzanine loans, and other fixed and floating rate loans. These loans may be acquired through loan participations and assignments or on a when-issued basis. Commercial loans will comprise no more than 20% of the Fund’s total assets. Below are descriptions of the types of loans held by the Fund as of December 31, 2021.

• Bank Loans - Bank loans are obligations of companies or other entities entered into in connection with recapitalizations, acquisitions, and refinancings. The Fund’s investments in bank loans are generally acquired as a participation interest in, or assignment of, loans originated by a lender or other financial institution. These investments may include institutionally-traded floating and fixed-rate debt securities.

Janus Investment Fund	33

Janus Henderson Short Duration Flexible Bond Fund

Notes to Financial Statements (unaudited)

• Floating Rate Loans – Floating rate loans are debt securities that have floating interest rates, that adjust periodically, and are tied to a benchmark lending rate, such as London Interbank Offered Rate (“LIBOR”). In other cases, the lending rate could be tied to the prime rate offered by one or more major U.S. banks or the rate paid on large certificates of deposit traded in the secondary markets. If the benchmark lending rate changes, the rate payable to lenders under the loan will change at the next scheduled adjustment date specified in the loan agreement. Floating rate loans are typically issued to companies (‘‘borrowers’’) in connection with recapitalizations, acquisitions, and refinancings. Floating rate loan investments are generally below investment grade. Senior floating rate loans are secured by specific collateral of a borrower and are senior in the borrower’s capital structure. The senior position in the borrower’s capital structure generally gives holders of senior loans a claim on certain of the borrower’s assets that is senior to subordinated debt and preferred and common stock in the case of a borrower’s default. Floating rate loan investments may involve foreign borrowers, and investments may be denominated in foreign currencies. Floating rate loans often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The Fund may invest in obligations of borrowers who are in bankruptcy proceedings. While the Fund generally expects to invest in fully funded term loans, certain of the loans in which the Fund may invest include revolving loans, bridge loans, and delayed draw term loans.

Purchasers of floating rate loans may pay and/or receive certain fees. The Fund may receive fees such as covenant waiver fees or prepayment penalty fees. The Fund may pay fees such as facility fees. Such fees may affect the Fund’s return.

• Mezzanine Loans - Mezzanine loans are secured by the stock of the company that owns the assets. Mezzanine loans are a hybrid of debt and equity financing that is typically used to fund the expansion of existing companies. A mezzanine loan is composed of debt capital that gives the lender the right to convert to an ownership or equity interest in the company if the loan is not paid back in time and in full. Mezzanine loans typically are the most subordinated debt obligation in an issuer’s capital structure.

Mortgage- and Asset-Backed Securities

Mortgage- and asset-backed securities represent interests in “pools” of commercial or residential mortgages or other assets, including consumer and commercial loans or receivables. The Fund may purchase fixed or variable rate commercial or residential mortgage-backed securities issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”), or other governmental or government-related entities. Ginnie Mae’s guarantees are backed as to the timely payment of principal and interest by the full faith and credit of the U.S. Government. Fannie Mae and Freddie Mac securities are not backed by the full faith and credit of the U.S. Government. In September 2008, the Federal Housing Finance Agency (“FHFA”), an agency of the U.S. Government, placed Fannie Mae and Freddie Mac under conservatorship. Since that time, Fannie Mae and Freddie Mac have received capital support through U.S. Treasury preferred stock purchases and Treasury and Federal Reserve purchases of their mortgage-backed securities. The FHFA and the U.S. Treasury have imposed strict limits on the size of these entities’ mortgage portfolios. The FHFA has the power to cancel any contract entered into by Fannie Mae and Freddie Mac prior to FHFA’s appointment as conservator or receiver, including the guarantee obligations of Fannie Mae and Freddie Mac.

The Fund may also purchase other mortgage- and asset-backed securities through single- and multi-seller conduits, collateralized debt obligations, structured investment vehicles, and other similar securities. Asset-backed securities may be backed by various consumer obligations, including automobile loans, equipment leases, credit card receivables, or other collateral. In the event the underlying loans are not paid, the securities’ issuer could be forced to sell the assets and recognize losses on such assets, which could impact your return. Unlike traditional debt instruments, payments on these securities include both interest and a partial payment of principal. Mortgage- and asset-backed securities are subject to both extension risk, where borrowers pay off their debt obligations more slowly in times of rising interest rates, and prepayment risk, where borrowers pay off their debt obligations sooner than expected in times of declining interest rates. These risks may reduce the Fund’s returns. In addition, investments in mortgage- and asset-backed securities, including those comprised of subprime mortgages, may be subject to a higher degree of credit risk, valuation risk, extension risk (if interest rates rise), and liquidity risk than various other types of fixed-income securities. Additionally, although mortgage-backed securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that guarantors or insurers will meet their obligations.

34	DECEMBER 31, 2021

Janus Henderson Short Duration Flexible Bond Fund

Notes to Financial Statements (unaudited)

Offsetting Assets and Liabilities

The Fund presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs OTC derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, in the event of a default and/or termination event, the Fund may offset with each counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment.

The following table presents gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see the “Fair Value of Derivative Instruments (not accounted for as hedging instruments) as of December 31, 2021” table located in the Fund’s Schedule of Investments.

Offsetting of Financial Assets and Derivative Assets

Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Assets	or Liability(a)	Pledged(b)	Net Amount

JPMorgan Chase Bank, National Association	$2,232,133	$—	$(2,232,133)	$—

(a)

Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

JPMorgan Chase Bank, National Association acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodial functions in accordance with the Non-Custodial Securities Lending Agreement. For financial reporting purposes, the Fund does not offset financial instruments’ payables and receivables and related collateral on the Statement of Assets and Liabilities. Securities on loan will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the Securities and Exchange Commission (the “SEC”). See “Securities Lending” in the “Notes to Financial Statements” for additional information.

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Securities Lending

Under procedures adopted by the Trustees, the Fund may seek to earn additional income by lending securities to certain qualified broker-dealers and institutions. JPMorgan Chase Bank, National Association acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold

Janus Investment Fund	35

Janus Henderson Short Duration Flexible Bond Fund

Notes to Financial Statements (unaudited)

short-term investments, hold collateral, and perform other custodial functions in accordance with the Non-Custodial Securities Lending Agreement. The Fund may lend fund securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, the Adviser makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund. In certain circumstances individual loan transactions could yield negative returns.

Upon receipt of cash collateral, the Adviser may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. The Adviser currently intends to primarily invest the cash collateral in a cash management vehicle for which the Adviser serves as investment adviser, Janus Henderson Cash Collateral Fund LLC, or in time deposits. An investment in Janus Henderson Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Fund to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Fund and Janus Henderson Cash Collateral Fund LLC, the Adviser has an inherent conflict of interest as a result of its fiduciary duties to both the Fund and Janus Henderson Cash Collateral Fund LLC. Additionally, the Adviser receives an investment advisory fee of 0.05% for managing Janus Henderson Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Fund may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation. Additional required collateral, or excess collateral returned, is delivered on the next business day. Therefore, the value of the collateral held may be temporarily less than 102% or 105% value of the securities on loan. The cash collateral invested by the Adviser is disclosed in the Schedule of Investments (if applicable).

Income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the lending agent are included as “Affiliated securities lending income, net” on the Statement of Operations. As of December 31, 2021, securities lending transactions accounted for as secured borrowings with an overnight and continuous contractual maturity are $2,232,133. Gross amounts of recognized liabilities for securities lending (collateral received) as of December 31, 2021 is $2,293,980, resulting in the net amount due to the counterparty of $61,847.

Sovereign Debt

The Fund may invest in U.S. and non-U.S. government debt securities (“sovereign debt”). Some investments in sovereign debt, such as U.S. sovereign debt, are considered low risk. However, investments in sovereign debt, especially the debt of less developed countries, can involve a high degree of risk, including the risk that the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or to pay the interest on its sovereign debt in a timely manner. A sovereign debtor’s willingness or ability to satisfy its debt obligation may be affected by various factors including, but not limited to, its cash flow situation, the extent of its foreign currency reserves, the availability of foreign exchange when a payment is due, the relative size of its debt position in relation to its economy as a whole, the sovereign debtor’s policy toward international lenders, and local political constraints to which the governmental entity may be subject. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies, and other entities. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance, or repay principal or interest when due may result in the cancellation of third party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to timely service its debts. The Fund may be requested to participate in the rescheduling of such

36	DECEMBER 31, 2021

Janus Henderson Short Duration Flexible Bond Fund

Notes to Financial Statements (unaudited)

sovereign debt and to extend further loans to governmental entities, which may adversely affect the Fund’s holdings. In the event of default, there may be limited or no legal remedies for collecting sovereign debt and there may be no bankruptcy proceedings through which the Fund may collect all or part of the sovereign debt that a governmental entity has not repaid. In addition, to the extent the Fund invests in non-U.S. sovereign debt, it may be subject to currency risk.

TBA Commitments

The Fund may enter into “to be announced” or “TBA” commitments. TBAs are forward agreements for the purchase or sale of securities, including mortgage-backed securities, for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate, and mortgage terms. Although the particular TBA securities must meet industry-accepted “good delivery” standards, there can be no assurance that a security purchased on forward commitment basis will ultimately be issued or delivered by the counterparty. During the settlement period, the Fund will still bear the risk of any decline in the value of the security to be delivered. Because TBA commitments do not require the delivery of a specific security, the characteristics of the security delivered to the Fund may be less favorable than expected. If the counterparty to a transaction fails to deliver the security, the Fund could suffer a loss. To facilitate TBA commitments, the Fund will segregate or otherwise earmark liquid assets marked to market daily in an amount at least equal to such TBA commitments. Proposed rules of the Financial Industry Regulatory Authority (“FINRA”) include mandatory margin requirements for TBA commitments which, in some circumstances, will require the Fund to also post collateral. These collateral requirements may increase costs associated with the Fund’s participation in the TBA market.

When-Issued, Delayed Delivery and Forward Commitment Transactions

The Fund may purchase or sell securities on a when-issued, delayed delivery, or forward commitment basis. When purchasing a security on a when-issued, delayed delivery, or forward commitment basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. Typically, no income accrues on securities the Fund has committed to purchase prior to the time delivery of the securities is made. Because the Fund is not required to pay for the security until the delivery date, these risks are in addition to the risks associated with the Fund’s other investments. If the other party to a transaction fails to deliver the securities, the Fund could miss a favorable price or yield opportunity. If the Fund remains substantially fully invested at a time when when-issued, delayed delivery, or forward commitment purchases are outstanding, the purchases may result in a form of leverage. If the Fund remains substantially fully invested at a time when when-issued, delayed delivery, or forward commitment purchases (including TBA commitments) are outstanding, the purchases may result in a form of leverage.

When the Fund has sold a security on a when-issued, delayed delivery, or forward commitment basis, the Fund does not participate in future gains or losses with respect to the security. If the other party to a transaction fails to pay for the securities, the Fund could suffer a loss. Additionally, when selling a security on a when-issued, delayed delivery, or forward commitment basis without owning the security, the Fund will incur a loss if the security’s price appreciates in value such that the security’s price is above the agreed upon price on the settlement date. The Fund may dispose of or renegotiate a transaction after it is entered into, and may purchase or sell when-issued, delayed delivery or forward commitment securities before the settlement date, which may result in a gain or loss.

4. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays the Adviser an investment advisory fee which is calculated daily and paid monthly. The Fund’s contractual investment advisory fee rate (expressed as an annual rate) is 0.44% of its average daily net assets.

The Adviser has contractually agreed to waive the investment advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s total annual fund operating expenses, including the investment advisory fee, but excluding the fees payable pursuant to a Rule 12b-1 plan, shareholder servicing fees, such as transfer agency fees (including out-of-pocket costs), administrative services fees and any networking/omnibus payable by any share class, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.39% of the Fund’s average daily net assets. The Adviser shall reimburse or waive networking/omnibus fees and out-of-pocket transfer agency costs payable by any share class so that such fees, in the aggregate, do not exceed 0.06% of a share class' average daily net assets. The Adviser has agreed to continue the waivers for at least one-year ending October 28, 2022. For the period from October 28, 2021 until November 5, 2021, the Adviser had contractually agreed to waive the advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s total annual fund operating expenses, including the investment advisory fee, but excluding the fees payable pursuant to a Rule 12b-1 plan, shareholder servicing fees, such as transfer

Janus Investment Fund	37

Janus Henderson Short Duration Flexible Bond Fund

Notes to Financial Statements (unaudited)

agency fees (but excluding out-of-pocket costs), brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses , exceed the annual rate of 0.39% of the Fund’s average daily net assets. Under the previous expense limit (for the one-year period that commenced on October 28, 2020), the Adviser contractually agreed to waive the advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s total annual fund operating expenses, including the investment advisory fee, but excluding the fees payable pursuant to a Rule 12b-1 plan, shareholder servicing fees, such as transfer agency fees (including out-of-pocket costs), brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceeded the annual rate of 0.44% of the Fund’s average daily net assets. If applicable, amounts waived and/or reimbursed to the Fund by the Adviser are disclosed as “Excess Expense Reimbursement and Waivers” on the Statement of Operations.

Janus Henderson Services US LLC (formerly Janus Services LLC) (the “Transfer Agent”), a wholly-owned subsidiary of the Adviser, is the Fund’s transfer agent. In addition, the Transfer Agent provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund. The Transfer Agent is not compensated for its services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to the Transfer Agent, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between the Transfer Agent and the Fund, the Transfer Agent may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. The Adviser and its affiliates benefit from an increase in assets that may result from such relationships. The Funds’ Trustees have set limits on fees that the Funds may incur with respect to administrative fees paid for omnibus or networked accounts. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Fund pays an annual administrative services fee based on the average daily net assets of Class D Shares for shareholder services provided by the Transfer Agent, as detailed below.

Average Daily Net Assets of Class D Shares of the Janus Henderson funds	Administrative Services Fee
Under $40 billion	0.12%
$40 billion – $49.9 billion	0.10%
Over $49.9 billion	0.08%

The Fund’s actual Class D administrative fee rate was 0.11% for the reporting period.

The Transfer Agent provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

The Transfer Agent receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class S Shares and Class T Shares for providing or procuring administrative services to investors in Class S Shares and Class T Shares of the Fund. The Transfer Agent expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. The Transfer Agent or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class S Shares and Class T Shares of the Fund. The Transfer Agent may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class S Shares and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or

38	DECEMBER 31, 2021

Janus Henderson Short Duration Flexible Bond Fund

Notes to Financial Statements (unaudited)

similar systems, or those processed on a manual basis with the Adviser. For all share classes, the Transfer Agent also seeks reimbursement for costs it incurs as transfer agent and for providing servicing.

The Transfer Agent is compensated for its services related to the Fund’s Class D Shares. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, the Distributor, a wholly-owned subsidiary of the Adviser, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets, and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to the Distributor for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution and shareholder servicing fees” in the Statement of Operations.
The Adviser serves as administrator to the Fund pursuant to an administration agreement between the Adviser and the Trust. Under the administration agreement, the Adviser is obligated to provide or arrange for the provision of certain administration, compliance, and accounting services to the Fund, including providing office space for the Fund, and is reimbursed by the Fund for certain of its costs in providing these services (to the extent the Adviser seeks reimbursement and such costs are not otherwise waived). In addition, employees of the Adviser and/or its affiliates may serve as officers of the Trust. The Fund pays for some or all of the salaries, fees, and expenses of the Adviser employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by the Adviser, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services the Adviser (or any subadvisor, as applicable) provides to the Fund. These amounts are disclosed as “Affiliated fund administration fees” on the Statement of Operations. In addition, some expenses related to compensation payable to the Fund’s Chief Compliance Officer and certain compliance staff, all of whom are employees of the Adviser and/or its affiliates, are shared with the Fund. Total compensation of $192,161 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the period ended December 31, 2021. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of December 31, 2021 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Total distributable earnings (loss)” on the Statement of Assets and Liabilities. Deferred compensation expenses for the period ended December 31, 2021 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $204,400 were paid by the Trust to the Trustees under the Deferred Plan during the period ended December 31, 2021.

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or non-affiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles that operate as money market funds. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). As

Janus Investment Fund	39

Janus Henderson Short Duration Flexible Bond Fund

Notes to Financial Statements (unaudited)

adviser, the Adviser has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Henderson Cash Liquidity Fund LLC (the “Sweep Vehicle”) is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. The Sweep Vehicle operates pursuant to the provisions of the 1940 Act that govern the operation of money market funds and prices its shares at NAV reflecting market-based values of its portfolio securities (i.e., a “floating” NAV) rounded to the fourth decimal place (e.g., $1.0000). The Sweep Vehicle is permitted to impose a liquidity fee (of up to 2%) on redemptions from the Sweep Vehicle or a redemption gate that temporarily suspends redemptions from the Sweep Vehicle for up to 10 business days during a 90 day period. There are no restrictions on the Fund's ability to withdraw investments from the Sweep Vehicle at will, and there are no unfunded capital commitments due from the Fund to the Sweep Vehicle. The Sweep Vehicle does not charge any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended December 31, 2021 can be found in the “Schedules of Affiliated Investments” located in the Schedule of Investments.

Class A Shares include a 2.50% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Henderson Distributors and financial intermediaries. During the period ended December 31, 2021, Janus Henderson Distributors retained upfront sales charges of $4,559.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. During the period ended December 31, 2021, redeeming shareholders of Class A Shares paid CDSCs of $6,442 to Janus Henderson Distributors.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the period ended December 31, 2021, redeeming shareholders of Class C Shares paid CDSCs of $401.

As of December 31, 2021, shares of the Fund were owned by affiliates of Janus Henderson Investors, and/or other funds advised by Janus Henderson, as indicated in the table below:

Class	% of Class Owned	% of Fund Owned
Class A Shares	-%	-%
Class C Shares	-	-
Class D Shares	-	-
Class I Shares	-	-
Class N Shares	48	1
Class S Shares	-	-
Class T Shares	-	-

In addition, other shareholders, including other funds, other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with US GAAP).

5. Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from US GAAP. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers.

The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

40	DECEMBER 31, 2021

Janus Henderson Short Duration Flexible Bond Fund

Notes to Financial Statements (unaudited)

Accumulated capital losses noted below represent net capital loss carryovers, as of June 30, 2021, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The following table shows these capital loss carryovers.

Capital Loss Carryover Schedule
For the year ended June 30, 2021
No Expiration
Short-Term	Long-Term	Accumulated Capital Losses
$(12,310,385)	$(1,933,630)	$ (14,244,015)

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2021 are noted below. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in partnerships.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 1,283,390,252	$ 3,396,660	$ (4,113,052)	$ (716,392)

Information on the tax components of derivatives as of December 31, 2021 is as follows:

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ -	$ 10,664	$ (551,751)	$ (541,087)

Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.

Janus Investment Fund	41

Janus Henderson Short Duration Flexible Bond Fund

Notes to Financial Statements (unaudited)

6. Capital Share Transactions

	Period ended December 31, 2021		Year ended June 30, 2021
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	3,355,335	$ 10,296,955	13,187,059	$ 40,609,136
Reinvested dividends and distributions	126,493	387,967	345,398	1,064,189
Shares repurchased	(3,645,930)	(11,197,958)	(9,614,892)	(29,617,304)
Net Increase/(Decrease)	(164,102)	$ (513,036)	3,917,565	$ 12,056,021
Class C Shares:
Shares sold	1,217,774	$ 3,718,142	5,525,136	$ 16,981,556
Reinvested dividends and distributions	13,614	41,718	89,805	276,255
Shares repurchased	(1,976,567)	(6,053,454)	(6,871,458)	(21,140,063)
Net Increase/(Decrease)	(745,179)	$ (2,293,594)	(1,256,517)	$ (3,882,252)
Class D Shares:
Shares sold	5,708,846	$ 17,523,283	23,731,931	$ 73,144,037
Reinvested dividends and distributions	432,689	1,327,884	1,178,293	3,634,403
Shares repurchased	(7,956,673)	(24,417,661)	(20,259,770)	(62,467,345)
Net Increase/(Decrease)	(1,815,138)	$ (5,566,494)	4,650,454	$ 14,311,095
Class I Shares:
Shares sold	49,567,447	$152,353,101	71,404,362	$219,862,802
Reinvested dividends and distributions	1,044,106	3,199,840	2,273,591	6,998,878
Shares repurchased	(17,623,811)	(54,034,522)	(61,499,492)	(189,493,094)
Net Increase/(Decrease)	32,987,742	$101,518,419	12,178,461	$ 37,368,586
Class N Shares:
Shares sold	5,103,879	$ 15,665,366	1,734,787	$ 5,331,585
Reinvested dividends and distributions	63,599	194,342	101,012	310,642
Shares repurchased	(1,001,027)	(3,060,948)	(2,310,961)	(7,106,240)
Net Increase/(Decrease)	4,166,451	$ 12,798,760	(475,162)	$ (1,464,013)
Class S Shares:
Shares sold	7,215	$ 22,209	44,302	$ 136,124
Reinvested dividends and distributions	1,017	3,116	3,147	9,681
Shares repurchased	(12,494)	(38,317)	(91,940)	(281,259)
Net Increase/(Decrease)	(4,262)	$ (12,992)	(44,491)	$ (135,454)
Class T Shares:
Shares sold	4,098,937	$ 12,597,335	19,115,175	$ 58,933,323
Reinvested dividends and distributions	738,440	2,266,401	2,282,467	7,043,848
Shares repurchased	(17,016,692)	(52,284,645)	(30,151,248)	(93,005,760)
Net Increase/(Decrease)	(12,179,315)	$ (37,420,909)	(8,753,606)	$ (27,028,589)

7. Purchases and Sales of Investment Securities

For the period ended December 31, 2021, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$378,617,556	$ 387,420,629	$ 254,423,929	$ 237,833,994

8. Recent Accounting Pronouncements

The FASB issued Accounting Standards Update 2020-04 Reference Rate Reform: Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”) in March 2020. The new guidance in the ASU provide

42	DECEMBER 31, 2021

Janus Henderson Short Duration Flexible Bond Fund

Notes to Financial Statements (unaudited)

optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the LIBOR or other interbank-offered based reference rates as of the end of 2021. For new and existing contracts, Funds may elect to apply the guidance as of March 12, 2020 through December 31, 2024. Management is currently evaluating the impact, if any, of the ASU’s adoption to the Fund’s financial statements.

9. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to December 31, 2021 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

Janus Investment Fund	43

Janus Henderson Short Duration Flexible Bond Fund

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC as an exhibit to Form N-PORT within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to shareholders. The Fund’s Form N-PORT filings and annual and semiannual reports: (i) are available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free) (or 1-800-525-3713 if you hold Class D shares). Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag under Full Holdings for the Fund at janushenderson.com/info (or janushenderson.com/reports if you hold Class D Shares).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each portfolio of Janus Aspen Series (each, a “VIT Portfolio,” and collectively, the “VIT Portfolios”), as well as each fund of Janus Investment Fund (each, a “Fund,” and collectively, the “Funds” and together with the VIT Portfolios, the “Janus Henderson Funds,” and each, a “Janus Henderson Fund”). As required by law, the Trustees determine annually whether to continue the investment advisory agreement for each Janus Henderson Fund and the subadvisory agreement for each Janus Henderson Fund that utilizes a subadviser.

In connection with their most recent consideration of those agreements for each Janus Henderson Fund, the Trustees received and reviewed information provided by Janus Henderson Investors US LLC (formerly, Janus Capital Management LLC) (the “Adviser”) and the subadviser in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At meetings held on November 3-4, 2021 and December 7-8, 2021, the Trustees’ evaluated the information provided by the Adviser, the subadviser, and the independent fee consultant, as well as other information addressed during the year. Following such evaluation, the Trustees determined that the overall arrangements between each Janus Henderson Fund and the Adviser and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by the Adviser, its affiliates and the subadviser, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment and unanimously approved the continuation of the investment advisory agreement for each Janus Henderson Fund and the subadvisory agreement for each subadvised Janus Henderson Fund, for the period from February 1, 2022 through February 1, 2023, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and, for the purpose of peer comparisons any administration fees (excluding out of pocket costs), net of any waivers, paid by a fund as a percentage of average net assets.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by the Adviser and the subadviser to the Janus Henderson Funds, taking into account the investment objective, strategies and policies of each Janus Henderson

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Janus Henderson Short Duration Flexible Bond Fund

Additional Information (unaudited)

Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Janus Henderson Funds. In addition, the Trustees reviewed the resources and key personnel of the Adviser and the subadviser, particularly noting those employees who provide investment and risk management services to the Janus Henderson Funds. The Trustees also considered other services provided to the Janus Henderson Funds by the Adviser or the subadviser, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered the Adviser’s role as administrator to the Janus Henderson Funds, noting that the Adviser generally does not receive a fee for its services as administrator, but is reimbursed for its out-of-pocket costs. The Trustees considered the role of the Adviser in monitoring adherence to the Janus Henderson Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Janus Henderson Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that the Adviser provides a number of different services for the Janus Henderson Funds and fund shareholders, ranging from investment management services to various other servicing functions, and that, in its view, the Adviser is a capable provider of those services. The independent fee consultant also provided its belief that the Adviser has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by the Adviser and the subadviser to each Janus Henderson Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Janus Henderson Funds whose performance lagged that of their peers for certain periods, the Janus Henderson Funds were likely to benefit from the continued provision of those services. They also concluded that the Adviser and the subadviser had sufficient personnel, with the appropriate education and experience, to serve the Janus Henderson Funds effectively and each had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Janus Henderson Fund over various time periods. They noted that they considered Janus Henderson Fund performance data throughout the year, including periodic meetings with each Janus Henderson Fund’s portfolio manager(s), and also reviewed information comparing each Janus Henderson Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Janus Henderson Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Janus Henderson Funds’ performance has been reasonable: for the 36 months ended September 30, 2021, approximately 55% of the Janus Henderson Funds were in the top two quartiles of performance versus Broadridge peers, and for the 12 months ended September 30, 2021, approximately 45% of the Janus Henderson Funds were in the top two quartiles of performance versus Broadridge peers.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance and that the performance trend was improving

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Janus Henderson Short Duration Flexible Bond Fund

Additional Information (unaudited)

Fixed-Income Funds

• For Janus Henderson Absolute Return Income Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Developed World Bond Fund, the Trustees noted the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Global Bond Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson High-Yield Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2021 and the second Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Short Duration Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2021 and the second Broadridge quartile for the 12 months ended May 31, 2021.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2021 and the second Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson European Focus Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the

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Janus Henderson Short Duration Flexible Bond Fund

Additional Information (unaudited)

Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Global Select Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Global Technology and Innovation Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson International Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s performance was in bottom Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Forty Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021.

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Janus Henderson Short Duration Flexible Bond Fund

Additional Information (unaudited)

• For Janus Henderson Growth and Income Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, and the steps the Adviser had taken or was taking to improve performance.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser and subadviser had taken or were taking to improve performance.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser and subadviser had taken or were taking to improve performance.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser and subadviser had taken or were taking to improve performance.

U.S. Equity Funds

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Small-Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps the Adviser had taken or was taking to improve performance.

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Janus Henderson Short Duration Flexible Bond Fund

Additional Information (unaudited)

In consideration of each Janus Henderson Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Janus Henderson Fund’s performance warranted continuation of such Janus Henderson Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Janus Henderson Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management fees (investment advisory fees and any administration fees but excluding out-of-pocket costs) for many of the Janus Henderson Funds, after applicable waivers, was below the average management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by the Adviser out of its management fees collected from such Janus Henderson Fund.

The independent fee consultant provided its belief that the management fees charged by the Adviser to each of the Janus Henderson Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by the Adviser. The independent fee consultant found: (1) the total expenses and management fees of the Janus Henderson Funds to be reasonable relative to other comparable mutual funds; (2) the total expenses, on average, were 8% under the average total expenses of the respective Broadridge Expense Group peers; and (3) and the management fees for the Janus Henderson Funds, on average, were 6% under the average management fees for the respective Broadridge Expense Group. The Trustees also considered the total expenses for each share class of each Janus Henderson Fund compared to the average total expenses for its Broadridge Expense Group and to average total expenses for its Broadridge Expense Universe.

For certain Janus Henderson Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses which assessed fund fees in the context of fund performance being delivered. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Janus Henderson Funds was reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and/or expense waivers on such Janus Henderson Funds.

The Trustees considered the methodology used by the Adviser and subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by the Adviser and subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by the Adviser or subadviser (for which the Adviser or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Janus Henderson Funds having a similar strategy, the Trustees considered that the Adviser noted that, under the terms of the management agreements with the Janus Henderson Funds, the Adviser performs significant additional services for the Janus Henderson Funds that it does not provide to those other clients, including administration services, oversight of the Janus Henderson Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Janus Henderson Funds, the Adviser assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, the Trustees noted that the independent fee consultant found that: (1) the management fees the Adviser charges to the Janus Henderson Funds are reasonable in relation to the management fees the Adviser charges to funds subadvised by the Adviser and to the fees the Adviser charges to its institutional separate account clients; (2) these subadvised and institutional separate accounts have different service and infrastructure needs and operate in markets very distinct relative to retail funds; (3) Janus Henderson mutual fund investors enjoy reasonable fees relative to the fees charged to Janus Henderson subadvised fund and separate account investors; and (4) as part of its 2020 review, 9 of 10 Janus Henderson Funds have lower management fees than similar funds subadvised by the Adviser.

The Trustees considered the fees for each Janus Henderson Fund for its fiscal year ended in 2020, including the VIT Portfolios, and noted the following with regard to each VIT Portfolio’s total expenses, net of applicable fee waivers (the VIT Portfolio’s “total expenses”):

Janus Investment Fund	49

Janus Henderson Short Duration Flexible Bond Fund

Additional Information (unaudited)

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

Fixed-Income Funds

• For Janus Henderson Absolute Return Income Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Developed World Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short Duration Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson European Focus Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

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Janus Henderson Short Duration Flexible Bond Fund

Additional Information (unaudited)

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Global Real Estate Fund, the Trustees noted, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Sustainable Equity Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Global Technology and Innovation Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson International Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Overseas Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has voluntarily agreed to limit the Fund’s expenses to assist the Fund in attempting to maintain a yield of at least 0.00%.

• For Janus Henderson Money Market Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has agreed to limit the Fund’s expenses to assist the Fund in attempting to maintain a yield of at least 0.00%.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that, that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that, that the Fund’s total expenses were below the peer group average for all share classes.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser had contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted

Janus Investment Fund	51

Janus Henderson Short Duration Flexible Bond Fund

Additional Information (unaudited)

that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Research Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

U.S. Equity Funds

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Small-Mid Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

The Trustees reviewed information on the overall profitability to the Adviser and its affiliates from their relationships with the Janus Henderson Funds, and considered profitability data of other publicly traded mutual fund advisers. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by

52	DECEMBER 31, 2021

Janus Henderson Short Duration Flexible Bond Fund

Additional Information (unaudited)

numerous factors, including the organizational structure of the particular fund manager, differences in complex size, difference in product mix, difference in types of business (mutual fund, institutional and other), differences in the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses and the fund manager’s capital structure and cost of capital.

Additionally, the Trustees considered the estimated profitability to the Adviser from the investment management services it provided to each Janus Henderson Fund. In their review, the Trustees considered whether the Adviser and subadviser receive adequate incentives and resources to manage the Janus Henderson Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Janus Henderson Fund is necessarily a product of the allocation methodology utilized by the Adviser to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant found that (1) the expense allocation methodology and rationales utilized by the Adviser were reasonable and (2) no clear correlation exists between expense allocations and operating margins. The Trustees also considered that the estimated profitability for an individual Janus Henderson Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Janus Henderson Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that the Adviser’s estimated profitability with respect to each Janus Henderson Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Janus Henderson Funds was not a material factor in the Board’s approval of the reasonableness of any Janus Henderson Fund’s investment management fees.

The Trustees concluded that the management fees payable by each Janus Henderson Fund to the Adviser and its affiliates, as well as the fees paid by the Adviser to the subadviser of subadvised Janus Henderson Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees the Adviser and the subadviser charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Janus Henderson Funds. The Trustees also concluded that each Janus Henderson Fund’s total expenses were reasonable, taking into account the size of the Janus Henderson Fund, the quality of services provided by the Adviser and subadviser, the investment performance of the Janus Henderson Fund, and any expense limitations agreed to or provided by the Adviser.

Economies of Scale

The Trustees considered information about the potential for the Adviser to realize economies of scale as the assets of the Janus Henderson Funds increase. They noted that their independent fee consultant published a report to the Trustees in November 2019 which provided its research and analysis into economies of scale. They also noted that, although many Janus Henderson Funds pay advisory fees at a fixed base rate as a percentage of net assets, without any breakpoints or performance fees, their independent fee consultant concluded that 75% of these Janus Henderson Funds’ have contractual management fees (gross of waivers) below their Broadridge Expense Group averages. The Trustees also noted the following: (1) that for those Janus Henderson Funds whose expenses are being reduced by the contractual expense limitations of the Adviser, the Adviser is subsidizing certain of these Janus Henderson Funds because they have not reached adequate scale; (2) performance fee structures have been implemented for various Janus Henderson Funds that have caused the effective rate of advisory fees payable by such Janus Henderson Fund to vary depending on the investment performance of the Janus Henderson Fund relative to its benchmark index over the measurement period; and (3) a few Janus Henderson Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Janus Henderson Funds share directly in economies of scale through the significant investments made by the Adviser and its affiliates related to services provided to the Funds and the lower charges of third-party service providers that are based in part on the combined scale of all of the Janus Henderson Funds.

The Trustees also considered the independent fee consultant’s conclusion that, given the limitations of various analytical approaches to economies of scale and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus Henderson complex. In this regard, the independent consultant concluded that (1) to the extent there were economies of scale at the Adviser, the Adviser’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Janus Henderson Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Janus Henderson Funds, the Adviser appeared to be investing to increase the likelihood that these Janus

Janus Investment Fund	53

Janus Henderson Short Duration Flexible Bond Fund

Additional Information (unaudited)

Henderson Funds will grow to a level to achieve any economies of scale that may exist. Further, the independent fee consultant provided its belief that Janus Henderson Fund investors are well-served by the fee levels and performance fee structures in place on the Janus Henderson Funds in light of any economies of scale that may be present at the Adviser.

Based on all of the information reviewed, including the recent and past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Janus Henderson Fund was reasonable and that the current rates of fees do reflect a sharing between the Adviser and the Janus Henderson Fund of any economies of scale that may be present at the current asset level of the Janus Henderson Fund.

Other Benefits to the Adviser

The Trustees also considered benefits that accrue to the Adviser and its affiliates and subadviser to the Janus Henderson Funds from their relationships with the Janus Henderson Funds. They recognized that two affiliates of the Adviser separately serve the Janus Henderson Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided, and that such compensation contributes to the overall profitability of the Adviser and its affiliates that results from their relationship with the Janus Henderson Funds. The Trustees also considered the Adviser’s past and proposed use of commissions paid by the Janus Henderson Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Janus Henderson Fund and/or other clients of the Adviser and/or the Adviser, and/or subadviser to a Janus Henderson Fund. The Trustees concluded that the Adviser’s and the subadviser’s use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Janus Henderson Fund. The Trustees also concluded that, other than the services provided by the Adviser and its affiliates and subadviser pursuant to the agreements and the fees to be paid by each Janus Henderson Fund therefor, the Janus Henderson Funds and the Adviser and the subadviser may potentially benefit from their relationship with each other in other ways. They concluded that the Adviser and its affiliates share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of the Janus Henderson Funds and other clients serviced by the Adviser and its affiliates. They also concluded that the Adviser and the subadviser benefit from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Janus Henderson Funds and that the Janus Henderson Funds benefit from the Adviser’s and/or the subadviser’s receipt of those products and services as well as research products and services acquired through commissions paid by other clients of the Adviser and/or other clients of the subadviser. They further concluded that the success of any Janus Henderson Fund could attract other business to the Adviser, the subadviser or other Janus Henderson funds, and that the success of the Adviser and the subadviser could enhance the Adviser’s and the subadviser’s ability to serve the Janus Henderson Funds.

54	DECEMBER 31, 2021

Janus Henderson Short Duration Flexible Bond Fund

Useful Information About Your Fund Report (unaudited)

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of the Adviser and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Bloomberg and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Janus Investment Fund	55

Janus Henderson Short Duration Flexible Bond Fund

Useful Information About Your Fund Report (unaudited)

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the

56	DECEMBER 31, 2021

Janus Henderson Short Duration Flexible Bond Fund

Useful Information About Your Fund Report (unaudited)

portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

Janus Investment Fund	57

This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson and Intech are trademarks of Janus Henderson Group plc or one of its subsidiaries. © Janus Henderson Group plc Janus Henderson Distributors US LLC
125-24-93030 03-22

SEMIANNUAL REPORT December 31, 2021

Janus Henderson Small Cap Value Fund

Janus Investment Fund

HIGHLIGHTS • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Henderson Small Cap Value Fund

FUND SNAPSHOT

As defensive value specialists, we look to invest in high-quality companies with strong management teams, stable balance sheets, and durable competitive advantages that are trading at attractive valuations. We seek to achieve excess returns over full market cycles, with less risk than our benchmark and peers as measured by standard deviation, beta and down-market capture.

Craig Kempler co-portfolio manager	Justin Tugman co-portfolio manager

Janus Henderson Small Cap Value Fund (unaudited)(closed to certain new investors)

Fund At A Glance

December 31, 2021

5 Top Contributors - Holdings			5 Top Detractors - Holdings
	Average Weight	Relative Contribution		Average Weight	Relative Contribution
Skyline Champion Corp	2.03%	0.78%	Healthcare Services Group Inc	0.62%	-0.37%
Encore Wire Corp	1.21%	0.68%	Stoneridge Inc	0.81%	-0.36%
STAG Industrial Inc	2.48%	0.55%	Torrid Holdings Inc	0.16%	-0.30%
H&E Equipment Services Inc	1.37%	0.40%	Mercury Systems Inc	0.62%	-0.24%
Eagle Materials Inc	2.04%	0.36%	American Woodmark Corp	0.92%	-0.24%

	5 Top Contributors - Sectors*
		Relative	Fund	Russell 2000 Value Index
		Contribution	Average Weight	Average Weight
	Information Technology	1.37%	8.91%	5.54%
	Communication Services	1.34%	1.13%	3.98%
	Health Care	1.17%	9.68%	10.84%
	Materials	0.44%	7.15%	4.66%
	Consumer Discretionary	0.44%	10.30%	8.12%

	5 Top Detractors - Sectors*
		Relative	Fund	Russell 2000 Value Index
		Contribution	Average Weight	Average Weight
	Financials	-0.41%	22.03%	26.09%
	Consumer Staples	-0.28%	3.12%	2.81%
	Industrials	-0.23%	21.67%	15.18%
	Utilities	-0.14%	1.72%	4.79%
	Other**	-0.06%	2.18%	0.00%

Relative contribution reflects how the portolio's holdings impacted return relative to the benchmark. Cash and securities not held in the portfolio are not shown. For equity portfolios, relative contribution compares the performance of a security in the portfolio to the benchmark's total return, factoring in the difference in weight of that security in the benchmark. Returns are calculated using daily returns and previous day ending weights rolled up by ticker, excluding fixed income securities, gross of advisory fees, may exclude certain derivatives and will differ from actual performance.
Performance attribution reflects returns gross of advisory fees and may differ from actual returns as they are based on end of day holdings. Attribution is calculated by geometrically linking daily returns for the portfolio and index.

*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
**	Not a GICS classified sector.

Janus Investment Fund	1

Janus Henderson Small Cap Value Fund (unaudited)(closed to certain new investors)

Fund At A Glance

December 31, 2021

5 Largest Equity Holdings - (% of Net Assets)
STAG Industrial Inc
Equity Real Estate Investment Trusts (REITs)	2.6%
Skyline Champion Corp
Household Durables	2.3%
Envista Holdings Corp
Health Care Equipment & Supplies	2.3%
Eagle Materials Inc
Construction Materials	2.3%
Ameris Bancorp
Banks	2.2%
11.7%

Asset Allocation - (% of Net Assets)
Common Stocks	98.0%
Repurchase Agreements	2.1%
Other	(0.1)%
100.0%

Top Country Allocations - Long Positions - (% of Investment Securities)
As of December 31, 2021	As of June 30, 2021

2	DECEMBER 31, 2021

Janus Henderson Small Cap Value Fund (unaudited)(closed to certain new investors)

Performance

See important disclosures on the next page.

Average Annual Total Return - for the periods ended December 31, 2021					Prospectus Expense Ratios
	Fiscal Year-to-Date	One Year	Five Year	Ten Year	Total Annual Fund Operating Expenses‡	Net Annual Fund Operating Expenses‡
Class A Shares at NAV(1)	4.74%	22.29%	6.83%	9.88%	1.76%	1.27%
Class A Shares at MOP(1)	-1.28%	15.27%	5.58%	9.23%
Class C Shares at NAV(1)	4.44%	21.57%	6.18%	9.20%	1.79%	1.79%
Class C Shares at CDSC(1)	3.44%	20.57%	6.18%	9.20%
Class D Shares(1)	4.87%	22.67%	7.16%	10.22%	0.84%	0.84%
Class I Shares(1)	4.90%	22.72%	7.20%	10.25%	0.81%	0.81%
Class L Shares(2)	4.98%	22.87%	7.31%	10.37%	0.88%	0.88%
Class N Shares(1)	4.99%	22.85%	7.33%	10.39%	0.67%	0.67%
Class R Shares(1)	4.60%	21.94%	6.53%	9.57%	1.42%	1.42%
Class S Shares(1)	4.71%	22.22%	6.79%	9.84%	1.18%	1.18%
Class T Shares(1)	4.84%	22.57%	7.07%	10.13%	0.92%	0.92%
Russell 2000 Value Index	1.24%	28.27%	9.07%	12.03%
Morningstar Quartile - Class T Shares	-	4th	4th	4th
Morningstar Ranking - based on total returns for Small Value Funds	-	422/451	350/426	317/396

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 (or 800.525.3713 if you hold shares directly with Janus Henderson) or visit janushenderson.com/performance (or janushenderson.com/allfunds if you hold shares directly with Janus Henderson).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

Net expense ratios reflect the expense waiver, if any, contractually agreed to for at least a one-year period commencing on October 28, 2021.

Class L Shares have a voluntarily agreed administrative fee waiver, which could be changed or terminated at any time.

Janus Investment Fund	3

Janus Henderson Small Cap Value Fund (unaudited)(closed to certain new investors)

Performance

This Fund has a performance-based management fee that may adjust up or down based on the Fund’s performance.

Performance may be affected by risks that include those associated with foreign and emerging markets, fixed income securities, high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), Environmental, Social and Governance (ESG) factors, non-diversification, portfolio turnover, derivatives, short sales, initial public offerings (IPOs) and potential conflicts of interest. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class A Shares, Class C Shares, Class R Shares and Class S Shares commenced operations on July 6, 2009. Performance shown for each class reflects the performance of the Fund’s Class J Shares (formerly named Investor Shares) for periods prior to July 6, 2009, calculated using the fees and expenses of the corresponding class, without the effect of any fee and expense limitations or waivers.

Class D Shares commenced operations on February 16, 2010, as a result of the restructuring of Class J Shares, the predecessor share class. Performance shown for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares (formerly named Investor Shares).

Class I Shares commenced operations on July 6, 2009. Performance shown reflects the performance of the Fund’s Class J Shares (formerly named Investor Shares) for periods prior to July 6, 2009, calculated using the fees and expenses of Class J Shares, net of any applicable fee and expense limitations or waivers.

Class N Shares of the Fund commenced operations on May 31, 2012. Performance shown for Class N Shares reflects the performance of the Fund’s Class T Shares from July 6, 2009 to May 31, 2012, calculated using the fees and expenses of Class T Shares, net of any applicable fee and expense limitations or waivers. For periods prior to July 6, 2009, the performance shown for Class N Shares reflects the performance of the Fund’s Class J Shares (formerly named Investor Shares), calculated using the fees and expenses of Class J Shares, net of any applicable fee and expense limitations or waivers.

Class T Shares (formerly named Class J Shares) commenced operations with the Fund’s inception. Performance shown for Class T Shares reflects the fees and expenses of Class T Shares, net of any applicable fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2021 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Fund Report.”

‡ As stated in the prospectus. See Financial Highlights for actual expense ratios during the reporting period.

(1) Closed to certain new investors.

(2) Closed to new investors.

4	DECEMBER 31, 2021

Janus Henderson Small Cap Value Fund (unaudited)(closed to certain new investors)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (7/1/21)	Ending Account Value (12/31/21)	Expenses Paid During Period (7/1/21 - 12/31/21)†	Beginning Account Value (7/1/21)	Ending Account Value (12/31/21)	Expenses Paid During Period (7/1/21 - 12/31/21)†	Net Annualized Expense Ratio (7/1/21 - 12/31/21)
Class A Shares	$1,000.00	$1,047.40	$5.68	$1,000.00	$1,019.66	$5.60	1.10%
Class C Shares	$1,000.00	$1,044.40	$8.86	$1,000.00	$1,016.53	$8.74	1.72%
Class D Shares	$1,000.00	$1,048.70	$3.98	$1,000.00	$1,021.32	$3.92	0.77%
Class I Shares	$1,000.00	$1,049.00	$3.93	$1,000.00	$1,021.37	$3.87	0.76%
Class L Shares	$1,000.00	$1,049.80	$3.31	$1,000.00	$1,021.98	$3.26	0.64%
Class N Shares	$1,000.00	$1,049.90	$3.20	$1,000.00	$1,022.08	$3.16	0.62%
Class R Shares	$1,000.00	$1,046.00	$7.17	$1,000.00	$1,018.20	$7.07	1.39%
Class S Shares	$1,000.00	$1,047.10	$5.83	$1,000.00	$1,019.51	$5.75	1.13%
Class T Shares	$1,000.00	$1,048.40	$4.49	$1,000.00	$1,020.82	$4.43	0.87%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

Janus Investment Fund	5

Janus Henderson Small Cap Value Fund

Schedule of Investments (unaudited)

December 31, 2021

Shares or Principal Amounts		Value
Common Stocks– 98.0%
Aerospace & Defense – 0.9%
BWX Technologies Inc	696,734	$33,359,624
Auto Components – 0.9%
Adient PLC*	692,280	33,146,366
Stoneridge Inc*,£	116,902	2,307,646
		35,454,012
Banks – 17.6%
Ameris Bancorp	1,688,976	83,908,328
Associated Banc-Corp	1,105,754	24,978,983
Atlantic Union Bankshares Corp	1,982,758	73,937,046
Cadence Bank	1,537,817	45,811,568
Enterprise Financial Services Corp	456,327	21,488,438
FB Financial Corp	902,192	39,534,054
First Horizon National Corp	3,442,774	56,220,499
Fulton Financial Corp	2,133,117	36,262,989
Great Western Bancorp Inc	2,025,591	68,789,070
Horizon Bancorp Inc/IN	1,964,513	40,960,096
Sandy Spring Bancorp Inc	724,166	34,817,901
United Bankshares Inc	1,834,746	66,564,585
United Community Banks Inc/GA	2,103,563	75,602,054
		668,875,611
Biotechnology – 1.9%
Anika Therapeutics Inc*	547,711	19,624,485
Emergent BioSolutions Inc*	645,269	28,049,843
Exelixis Inc*	1,442,825	26,374,841
		74,049,169
Building Products – 1.3%
Masonite International Corp*	137,015	16,160,919
PGT Innovations Inc*	1,564,186	35,178,543
		51,339,462
Chemicals – 3.4%
American Vanguard Corp	1,046,733	17,155,954
Ingevity Corp*	548,419	39,321,642
Innospec Inc	792,203	71,567,619
		128,045,215
Commercial Services & Supplies – 2.7%
KAR Auction Services Inc*	2,778,278	43,396,702
UniFirst Corp/MA	277,593	58,405,567
		101,802,269
Construction & Engineering – 2.5%
Comfort Systems USA Inc	619,362	61,279,676
EMCOR Group Inc	278,948	35,535,186
		96,814,862
Construction Materials – 2.3%
Eagle Materials Inc	523,213	87,094,036
Electrical Equipment – 3.2%
Encore Wire Corp	405,674	58,051,949
GrafTech International Ltd	4,244,680	50,214,564
Thermon Group Holdings Inc*	764,910	12,949,926
		121,216,439
Electronic Equipment, Instruments & Components – 4.4%
Fabrinet*	615,670	72,938,425
Insight Enterprises Inc*	520,094	55,442,020
Rogers Corp*	144,251	39,380,523
		167,760,968
Entertainment – 0.9%
Madison Square Garden Co*	199,823	34,715,250
Equity Real Estate Investment Trusts (REITs) – 9.8%
Corporate Office Properties Trust	2,046,771	57,248,185

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

6	DECEMBER 31, 2021

Janus Henderson Small Cap Value Fund

Schedule of Investments (unaudited)

December 31, 2021

Shares or Principal Amounts		Value
Common Stocks– (continued)
Equity Real Estate Investment Trusts (REITs)– (continued)
Phillips Edison & Co Inc£	1,496,205	$49,434,613
PotlatchDeltic Corp	1,136,341	68,430,455
STAG Industrial Inc	2,094,969	100,474,713
Sunstone Hotel Investors Inc*	6,630,224	77,772,528
UMH Properties Inc	669,520	18,297,982
		371,658,476
Food & Staples Retailing – 1.4%
Casey's General Stores Inc	269,982	53,280,948
Food Products – 1.7%
Nomad Foods Ltd*	2,551,211	64,775,247
Health Care Equipment & Supplies – 6.4%
Envista Holdings Corp*	1,977,453	89,104,032
Globus Medical Inc*	695,567	50,219,937
Haemonetics Corp*	418,458	22,195,012
Natus Medical Inc*	1,029,275	24,424,696
Varex Imaging Corp*,£	1,879,027	59,283,302
		245,226,979
Health Care Providers & Services – 1.0%
ModivCare Inc*	250,746	37,183,124
Hotels, Restaurants & Leisure – 2.2%
Bally's Corp*	675,380	25,704,963
Century Casinos Inc*,£	2,085,544	25,401,926
Portillo's Inc - Class A*	857,696	32,197,908
		83,304,797
Household Durables – 3.0%
La-Z-Boy Inc	654,973	23,782,070
Skyline Champion Corp*	1,129,937	89,242,424
		113,024,494
Information Technology Services – 1.6%
WNS Holdings Ltd (ADR)*	700,587	61,805,785
Insurance – 2.5%
Argo Group International Holdings Ltd	464,164	26,972,570
First American Financial Corp	295,515	23,118,139
Hanover Insurance Group Inc	331,091	43,392,787
		93,483,496
Internet & Direct Marketing Retail – 0.7%
Shutterstock Inc	256,531	28,444,157
Machinery – 3.5%
Hillenbrand Inc	751,217	39,055,772
Lincoln Electric Holdings Inc	409,869	57,164,430
Watts Water Technologies Inc - Class A	195,900	38,037,903
		134,258,105
Metals & Mining – 2.0%
Commercial Metals Co	2,074,861	75,296,706
Multi-Utilities – 1.7%
Black Hills Corp	911,596	64,331,330
Oil, Gas & Consumable Fuels – 4.1%
Delek US Holdings Inc*	644,216	9,656,798
Denbury Inc*	458,132	35,088,330
Magnolia Oil & Gas Corp	3,569,418	67,354,918
World Fuel Services Corp	1,672,277	44,265,172
		156,365,218
Pharmaceuticals – 0.6%
Amphastar Pharmaceuticals Inc*	931,211	21,687,904
Professional Services – 2.2%
Korn Ferry	668,716	50,641,863
Mantech International Corp	444,296	32,402,507
		83,044,370

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	7

Janus Henderson Small Cap Value Fund

Schedule of Investments (unaudited)

December 31, 2021

Shares or Principal Amounts		Value
Common Stocks– (continued)
Real Estate Management & Development – 0.7%
Marcus & Millichap Inc*	525,127	$27,023,035
Semiconductor & Semiconductor Equipment – 3.9%
CMC Materials Inc	223,410	42,825,463
Diodes Inc*	480,821	52,798,954
FormFactor Inc*	492,704	22,526,427
Ultra Clean Holdings Inc*	556,467	31,918,947
		150,069,791
Specialty Retail – 0.5%
Torrid Holdings Inc*	1,961,212	19,376,775
Textiles, Apparel & Luxury Goods – 1.7%
Columbia Sportswear Co	362,625	35,334,180
Steven Madden Ltd	612,515	28,463,572
		63,797,752
Thrifts & Mortgage Finance – 1.7%
WSFS Financial Corp	1,300,756	65,193,891
Trading Companies & Distributors – 3.1%
GATX Corp	336,334	35,042,640
H&E Equipment Services Inc	1,272,195	56,320,073
MSC Industrial Direct Co Inc	308,549	25,936,629
		117,299,342
Total Common Stocks (cost $2,714,608,011)		3,730,458,639
Repurchase Agreements– 2.1%
ING Financial Markets LLC, Joint repurchase agreement, 0.0200%, dated 12/31/21, maturing 1/3/22 to be repurchased at $19,000,032 collateralized by $18,079,595 in U.S. Treasuries 0.2500% - 6.6250%, 2/28/22 - 2/15/51 with a value of $19,380,044	$19,000,000	19,000,000
Royal Bank of Canada, NY Branch, Joint repurchase agreement, 0.0200%, dated 12/31/21, maturing 1/3/22 to be repurchased at $60,000,100 collateralized by $7,303 in U.S. Government Agencies 6.5000%, 12/15/23 and $59,423,880 in U.S. Treasuries 0.1250% - 5.2500%, 1/31/23 - 2/15/51 with a value of $61,200,102	60,000,000	60,000,000
Total Repurchase Agreements (cost $79,000,000)		79,000,000
Total Investments (total cost $2,793,608,011) – 100.1%		3,809,458,639
Liabilities, net of Cash, Receivables and Other Assets – (0.1)%		(2,413,951)
Net Assets – 100%		$3,807,044,688

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$3,682,877,607	96.7%
United Kingdom	64,775,247	1.7
India	61,805,785	1.6

Total	$3,809,458,639	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	DECEMBER 31, 2021

Janus Henderson Small Cap Value Fund

Schedule of Investments (unaudited)

December 31, 2021

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income(1)	Realized Gain/(Loss)(1)	Change in Unrealized Appreciation/ Depreciation(1)	Value at 12/31/21
Common Stocks - 2.0%
Aerospace & Defense - N/A
Vectrus Inc	$-	$(252,219)	$(676,465)	$-
Auto Components - N/A
Stoneridge Inc*,š	-	(4,105,555)	(9,924,594)	N/A
Equity Real Estate Investment Trusts (REITs) - 1.3%
Phillips Edison & Co Inc	502,553	-	5,731,925	49,434,613
Health Care Equipment & Supplies - N/A
Varex Imaging Corp*,š	-	1,546,270	7,468,971	N/A
Hotels, Restaurants & Leisure - 0.7%
Century Casinos Inc*	-	707,730	(3,134,355)	25,401,926
Total Affiliated Investments - 2.0%	$502,553	$(2,103,774)	$(534,518)	$74,836,539

(1) For securities that were affiliated for a portion of the period ended December 31, 2021, this column reflects amounts for the entire period ended December 31, 2021 and not just the period in which the security was affiliated.

	Value at 6/30/21	Purchases	Sales Proceeds	Value at 12/31/21
Common Stocks - 2.0%
Aerospace & Defense - N/A
Vectrus Inc	30,519,039	-	(29,590,355)	-
Auto Components - N/A
Stoneridge Inc*,š	48,359,527	-	(32,021,732)	2,307,646
Equity Real Estate Investment Trusts (REITs) - 1.3%
Phillips Edison & Co Inc	-	43,702,688	-	49,434,613
Health Care Equipment & Supplies - N/A
Varex Imaging Corp*,š	54,098,837	-	(3,830,776)	59,283,302
Hotels, Restaurants & Leisure - 0.7%
Century Casinos Inc*	29,649,304	-	(1,820,753)	25,401,926

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

Janus Henderson Small Cap Value Fund

Notes to Schedule of Investments and Other Information (unaudited)

Russell 2000® Value Index	Russell 2000® Value Index reflects the performance of U.S. small-cap equities with lower price-to-book ratios and lower forecasted growth values.

ADR	American Depositary Receipt
LLC	Limited Liability Company

*	Non-income producing security.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

š	Company was no longer an affiliate as of December 31, 2021.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of December 31, 2021. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments In Securities:
Common Stocks	$3,730,458,639	$-	$-
Repurchase Agreements	-	79,000,000	-
Total Assets	$3,730,458,639	$79,000,000	$-

10	DECEMBER 31, 2021

Janus Henderson Small Cap Value Fund

Statement of Assets and Liabilities (unaudited)

December 31, 2021

See footnotes at the end of the Statement.

Assets:
Unaffiliated investments, at value (cost $2,654,235,700)	$3,655,622,100
Affiliated investments, at value (cost $60,372,311)	74,836,539
Repurchase agreements, at value (cost $79,000,000)	79,000,000
Cash	32,201
Non-interested Trustees' deferred compensation	99,460
Receivables:
Fund shares sold	47,618,174
Dividends	4,271,015
Investments sold	1,254,198
Interest	132
Other assets	34,745
Total Assets	3,862,768,564
Liabilities:
Payables:	—
Fund shares repurchased	52,509,229
Advisory fees	2,024,581
Transfer agent fees and expenses	646,310
Non-interested Trustees' deferred compensation fees	99,460
12b-1 Distribution and shareholder servicing fees	67,155
Professional fees	33,643
Affiliated fund administration fees payable	8,519
Custodian fees	6,060
Non-interested Trustees' fees and expenses	2,219
Accrued expenses and other payables	326,700
Total Liabilities	55,723,876
Net Assets	$3,807,044,688

See Notes to Financial Statements.

Janus Investment Fund	11

Janus Henderson Small Cap Value Fund

Statement of Assets and Liabilities (unaudited)

December 31, 2021

Net Assets Consist of:
Capital (par value and paid-in surplus)	$2,763,197,007
Total distributable earnings (loss)	1,043,847,681
Total Net Assets	$3,807,044,688
Net Assets - Class A Shares	$69,417,153
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	2,700,856
Net Asset Value Per Share(1)	$25.70
Maximum Offering Price Per Share(2)	$27.27
Net Assets - Class C Shares	$22,846,612
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	954,489
Net Asset Value Per Share(1)	$23.94
Net Assets - Class D Shares	$108,235,545
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	4,247,201
Net Asset Value Per Share	$25.48
Net Assets - Class I Shares	$1,963,624,598
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	76,695,081
Net Asset Value Per Share	$25.60
Net Assets - Class L Shares	$118,883,021
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	4,502,695
Net Asset Value Per Share	$26.40
Net Assets - Class N Shares	$883,168,489
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	34,552,983
Net Asset Value Per Share	$25.56
Net Assets - Class R Shares	$52,806,538
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	2,127,518
Net Asset Value Per Share	$24.82
Net Assets - Class S Shares	$39,208,235
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,548,851
Net Asset Value Per Share	$25.31
Net Assets - Class T Shares	$548,854,497
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	21,472,590
Net Asset Value Per Share	$25.56

(1) Redemption price per share may be reduced for any applicable contingent deferred sales charge. (2) Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

12	DECEMBER 31, 2021

Janus Henderson Small Cap Value Fund

Statement of Operations (unaudited)

For the period ended December 31, 2021

Investment Income:
Dividends	$27,748,660
Dividends from affiliates	502,553
Interest	10,579
Total Investment Income	28,261,792
Expenses:
Advisory fees	11,490,959
12b-1 Distribution and shareholder servicing fees:
Class A Shares	86,297
Class C Shares	112,019
Class R Shares	127,286
Class S Shares	51,780
Transfer agent administrative fees and expenses:
Class D Shares	59,132
Class L Shares	121,083
Class R Shares	63,912
Class S Shares	51,832
Class T Shares	700,285
Transfer agent networking and omnibus fees:
Class A Shares	293,662
Class C Shares	9,459
Class I Shares	1,331,011
Other transfer agent fees and expenses:
Class A Shares	1,936
Class C Shares	499
Class D Shares	10,099
Class I Shares	41,302
Class L Shares	936
Class N Shares	15,236
Class R Shares	505
Class S Shares	346
Class T Shares	3,352
Shareholder reports expense	132,640
Registration fees	120,337
Affiliated fund administration fees	48,679
Non-interested Trustees’ fees and expenses	33,014
Professional fees	23,783
Custodian fees	11,965
Other expenses	118,934
Total Expenses	15,062,280
Less: Excess Expense Reimbursement and Waivers	(348,212)
Net Expenses	14,714,068
Net Investment Income/(Loss)	13,547,724

See Notes to Financial Statements.

Janus Investment Fund	13

Janus Henderson Small Cap Value Fund

Statement of Operations (unaudited)

For the period ended December 31, 2021

Net Realized Gain/(Loss) on Investments:
Investments	$128,028,917
Investments in affiliates	(2,103,774)
Total Net Realized Gain/(Loss) on Investments	125,925,143
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation	35,259,382
Investments in affiliates	(534,518)
Total Change in Unrealized Net Appreciation/Depreciation	34,724,864
Net Increase/(Decrease) in Net Assets Resulting from Operations	$174,197,731

See Notes to Financial Statements.

14	DECEMBER 31, 2021

Janus Henderson Small Cap Value Fund

Statements of Changes in Net Assets

	Period ended December 31, 2021 (unaudited)	Year ended June 30, 2021

Operations:
Net investment income/(loss)	$13,547,724	$31,942,529
Net realized gain/(loss) on investments	125,925,143	178,647,109
Change in unrealized net appreciation/depreciation	34,724,864	1,099,131,584
Net Increase/(Decrease) in Net Assets Resulting from Operations	174,197,731	1,309,721,222
Dividends and Distributions to Shareholders:
Class A Shares	(1,127,366)	(558,586)
Class C Shares	(333,534)	(40,703)
Class D Shares	(1,952,056)	(966,547)
Class I Shares	(35,391,712)	(20,579,197)
Class L Shares	(2,168,424)	(1,225,524)
Class N Shares	(17,702,297)	(9,856,554)
Class R Shares	(834,998)	(250,227)
Class S Shares	(623,421)	(362,562)
Class T Shares	(9,580,571)	(5,282,096)
Net Decrease from Dividends and Distributions to Shareholders	(69,714,379)	(39,121,996)
Capital Share Transactions:
Class A Shares	(2,025,752)	(18,711,756)
Class C Shares	(670,707)	(5,683,661)
Class D Shares	(2,309,131)	(11,176,474)
Class I Shares	(212,578,224)	(120,505,119)
Class L Shares	(5,005,935)	(15,005,263)
Class N Shares	(60,424,195)	(43,112,315)
Class R Shares	2,365,686	767,864
Class S Shares	(4,773,587)	(17,044,195)
Class T Shares	(41,613,065)	(135,499,435)
Net Increase/(Decrease) from Capital Share Transactions	(327,034,910)	(365,970,354)
Net Increase/(Decrease) in Net Assets	(222,551,558)	904,628,872
Net Assets:
Beginning of period	4,029,596,246	3,124,967,374
End of period	$3,807,044,688	$4,029,596,246

See Notes to Financial Statements.

Janus Investment Fund	15

Janus Henderson Small Cap Value Fund

Financial Highlights

Class A Shares
For a share outstanding during the period ended December 31, 2021 (unaudited) and the year ended June 30	2021	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$24.95	$17.59	$21.57	$23.18	$23.19	$19.64
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.05	0.13	0.15	0.25	0.09	0.07
Net realized and unrealized gain/(loss)	1.13	7.40	(4.00)	(0.39)	1.87	4.26
Total from Investment Operations	1.18	7.53	(3.85)	(0.14)	1.96	4.33
Less Dividends and Distributions:
Dividends (from net investment income)	(0.17)	(0.17)	(0.13)	—	(0.01)	(0.05)
Distributions (from capital gains)	(0.26)	—	—	(1.47)	(1.96)	(0.73)
Total Dividends and Distributions	(0.43)	(0.17)	(0.13)	(1.47)	(1.97)	(0.78)
Net Asset Value, End of Period	$25.70	$24.95	$17.59	$21.57	$23.18	$23.19
Total Return*	4.74%	42.99%	(17.98)%	0.56%	8.44%	22.16%
Net Assets, End of Period (in thousands)	$69,417	$69,385	$64,025	$61,505	$54,782	$53,732
Average Net Assets for the Period (in thousands)	$68,329	$68,997	$62,337	$48,049	$53,655	$46,728
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.73%	1.76%	1.86%	1.27%	1.35%	1.36%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.10%	1.11%	1.39%	1.14%	1.26%	1.35%
Ratio of Net Investment Income/(Loss)	0.38%	0.59%	0.77%	1.15%	0.40%	0.31%
Portfolio Turnover Rate	20%	53%	59%	39%	51%	83%

Class C Shares
For a share outstanding during the period ended December 31, 2021 (unaudited) and the year ended June 30	2021	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$23.27	$16.41	$20.12	$21.87	$22.09	$18.82
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	(0.03)	(0.01)	0.06	0.11	(0.05)	(0.06)
Net realized and unrealized gain/(loss)	1.06	6.91	(3.77)	(0.39)	1.79	4.06
Total from Investment Operations	1.03	6.90	(3.71)	(0.28)	1.74	4.00
Less Dividends and Distributions:
Dividends (from net investment income)	(0.10)	(0.04)	—	—	—	—(2)
Distributions (from capital gains)	(0.26)	—	—	(1.47)	(1.96)	(0.73)
Total Dividends and Distributions	(0.36)	(0.04)	—	(1.47)	(1.96)	(0.73)
Net Asset Value, End of Period	$23.94	$23.27	$16.41	$20.12	$21.87	$22.09
Total Return*	4.44%	42.07%	(18.44)%	(0.07)%	7.84%	21.38%
Net Assets, End of Period (in thousands)	$22,847	$22,889	$20,967	$29,619	$26,828	$21,379
Average Net Assets for the Period (in thousands)	$22,291	$22,037	$26,855	$26,902	$23,627	$17,299
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.72%	1.77%	1.92%	1.75%	1.86%	1.94%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.72%	1.77%	1.92%	1.75%	1.86%	1.94%
Ratio of Net Investment Income/(Loss)	(0.25)%	(0.06)%	0.30%	0.56%	(0.24)%	(0.27)%
Portfolio Turnover Rate	20%	53%	59%	39%	51%	83%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Less than $0.005 on a per share basis.

See Notes to Financial Statements.

16	DECEMBER 31, 2021

Janus Henderson Small Cap Value Fund

Financial Highlights

Class D Shares
For a share outstanding during the period ended December 31, 2021 (unaudited) and the year ended June 30	2021	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$24.75	$17.44	$21.38	$22.99	$23.01	$19.50
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.09	0.18	0.24	0.32	0.16	0.14
Net realized and unrealized gain/(loss)	1.11	7.35	(3.96)	(0.41)	1.86	4.21
Total from Investment Operations	1.20	7.53	(3.72)	(0.09)	2.02	4.35
Less Dividends and Distributions:
Dividends (from net investment income)	(0.21)	(0.22)	(0.22)	(0.05)	(0.08)	(0.11)
Distributions (from capital gains)	(0.26)	—	—	(1.47)	(1.96)	(0.73)
Total Dividends and Distributions	(0.47)	(0.22)	(0.22)	(1.52)	(2.04)	(0.84)
Net Asset Value, End of Period	$25.48	$24.75	$17.44	$21.38	$22.99	$23.01
Total Return*	4.87%	43.43%	(17.65)%	0.82%	8.79%	22.47%
Net Assets, End of Period (in thousands)	$108,236	$107,471	$86,650	$116,468	$127,533	$134,026
Average Net Assets for the Period (in thousands)	$105,246	$94,637	$105,847	$117,978	$130,614	$122,637
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.77%	0.84%	1.01%	0.83%	0.96%	1.04%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.77%	0.84%	1.01%	0.83%	0.96%	1.04%
Ratio of Net Investment Income/(Loss)	0.71%	0.84%	1.20%	1.48%	0.70%	0.63%
Portfolio Turnover Rate	20%	53%	59%	39%	51%	83%

Class I Shares
For a share outstanding during the period ended December 31, 2021 (unaudited) and the year ended June 30	2021	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$24.86	$17.53	$21.50	$23.12	$23.13	$19.60
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.09	0.19	0.24	0.33	0.18	0.14
Net realized and unrealized gain/(loss)	1.12	7.37	(3.97)	(0.41)	1.87	4.24
Total from Investment Operations	1.21	7.56	(3.73)	(0.08)	2.05	4.38
Less Dividends and Distributions:
Dividends (from net investment income)	(0.21)	(0.23)	(0.24)	(0.07)	(0.10)	(0.12)
Distributions (from capital gains)	(0.26)	—	—	(1.47)	(1.96)	(0.73)
Total Dividends and Distributions	(0.47)	(0.23)	(0.24)	(1.54)	(2.06)	(0.85)
Net Asset Value, End of Period	$25.60	$24.86	$17.53	$21.50	$23.12	$23.13
Total Return*	4.90%	43.36%	(17.62)%	0.89%	8.85%	22.50%
Net Assets, End of Period (in thousands)	$1,963,625	$2,121,333	$1,584,586	$1,531,568	$1,264,218	$1,029,136
Average Net Assets for the Period (in thousands)	$1,975,912	$1,887,591	$1,646,400	$1,337,975	$1,150,680	$791,904
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.76%	0.81%	1.01%	0.79%	0.88%	1.03%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.76%	0.81%	1.01%	0.79%	0.88%	1.03%
Ratio of Net Investment Income/(Loss)	0.70%	0.87%	1.19%	1.52%	0.77%	0.66%
Portfolio Turnover Rate	20%	53%	59%	39%	51%	83%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	17

Janus Henderson Small Cap Value Fund

Financial Highlights

Class L Shares
For a share outstanding during the period ended December 31, 2021 (unaudited) and the year ended June 30	2021	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$25.62	$18.05	$22.13	$23.73	$23.69	$20.04
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.11	0.22	0.28	0.36	0.20	0.17
Net realized and unrealized gain/(loss)	1.16	7.60	(4.10)	(0.42)	1.91	4.33
Total from Investment Operations	1.27	7.82	(3.82)	(0.06)	2.11	4.50
Less Dividends and Distributions:
Dividends (from net investment income)	(0.23)	(0.25)	(0.26)	(0.07)	(0.11)	(0.12)
Distributions (from capital gains)	(0.26)	—	—	(1.47)	(1.96)	(0.73)
Total Dividends and Distributions	(0.49)	(0.25)	(0.26)	(1.54)	(2.07)	(0.85)
Net Asset Value, End of Period	$26.40	$25.62	$18.05	$22.13	$23.73	$23.69
Total Return*	4.98%	43.60%	(17.53)%	0.97%	8.91%	22.63%
Net Assets, End of Period (in thousands)	$118,883	$120,351	$97,950	$148,304	$173,144	$193,771
Average Net Assets for the Period (in thousands)	$117,599	$109,087	$130,117	$155,137	$187,635	$198,852
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.83%	0.88%	1.06%	0.88%	1.02%	1.10%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.64%	0.69%	0.87%	0.69%	0.84%	0.91%
Ratio of Net Investment Income/(Loss)	0.84%	1.00%	1.36%	1.62%	0.84%	0.77%
Portfolio Turnover Rate	20%	53%	59%	39%	51%	83%

Class N Shares
For a share outstanding during the period ended December 31, 2021 (unaudited) and the year ended June 30	2021	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$24.82	$17.50	$21.46	$23.08	$23.09	$19.55
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.11	0.22	0.26	0.35	0.19	0.17
Net realized and unrealized gain/(loss)	1.12	7.36	(3.95)	(0.42)	1.88	4.23
Total from Investment Operations	1.23	7.58	(3.69)	(0.07)	2.07	4.40
Less Dividends and Distributions:
Dividends (from net investment income)	(0.23)	(0.26)	(0.27)	(0.08)	(0.12)	(0.13)
Distributions (from capital gains)	(0.26)	—	—	(1.47)	(1.96)	(0.73)
Total Dividends and Distributions	(0.49)	(0.26)	(0.27)	(1.55)	(2.08)	(0.86)
Net Asset Value, End of Period	$25.56	$24.82	$17.50	$21.46	$23.08	$23.09
Total Return*	4.99%	43.57%	(17.48)%	0.97%	8.97%	22.67%
Net Assets, End of Period (in thousands)	$883,168	$922,073	$676,894	$585,199	$470,614	$300,685
Average Net Assets for the Period (in thousands)	$891,440	$839,582	$632,706	$515,945	$402,129	$253,523
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.62%	0.67%	0.86%	0.68%	0.81%	0.88%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.62%	0.67%	0.86%	0.68%	0.81%	0.88%
Ratio of Net Investment Income/(Loss)	0.86%	1.01%	1.31%	1.65%	0.83%	0.78%
Portfolio Turnover Rate	20%	53%	59%	39%	51%	83%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

18	DECEMBER 31, 2021

Janus Henderson Small Cap Value Fund

Financial Highlights

Class R Shares
For a share outstanding during the period ended December 31, 2021 (unaudited) and the year ended June 30	2021	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$24.12	$17.03	$20.84	$22.53	$22.64	$19.23
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.01	0.05	0.11	0.18	0.02	0.01
Net realized and unrealized gain/(loss)	1.09	7.16	(3.87)	(0.40)	1.83	4.15
Total from Investment Operations	1.10	7.21	(3.76)	(0.22)	1.85	4.16
Less Dividends and Distributions:
Dividends (from net investment income)	(0.14)	(0.12)	(0.05)	—	—	(0.02)
Distributions (from capital gains)	(0.26)	—	—	(1.47)	(1.96)	(0.73)
Total Dividends and Distributions	(0.40)	(0.12)	(0.05)	(1.47)	(1.96)	(0.75)
Net Asset Value, End of Period	$24.82	$24.12	$17.03	$20.84	$22.53	$22.64
Total Return*	4.60%	42.49%	(18.11)%	0.20%	8.15%	21.78%
Net Assets, End of Period (in thousands)	$52,807	$48,908	$33,724	$37,555	$39,887	$35,452
Average Net Assets for the Period (in thousands)	$50,139	$42,169	$36,610	$36,037	$38,061	$26,130
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.39%	1.42%	1.61%	1.43%	1.56%	1.64%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.39%	1.42%	1.61%	1.43%	1.56%	1.64%
Ratio of Net Investment Income/(Loss)	0.10%	0.25%	0.57%	0.87%	0.09%	0.03%
Portfolio Turnover Rate	20%	53%	59%	39%	51%	83%

Class S Shares
For a share outstanding during the period ended December 31, 2021 (unaudited) and the year ended June 30	2021	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$24.57	$17.32	$21.23	$22.85	$22.89	$19.41
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.04	0.11	0.17	0.24	0.09	0.06
Net realized and unrealized gain/(loss)	1.11	7.29	(3.95)	(0.39)	1.83	4.20
Total from Investment Operations	1.15	7.40	(3.78)	(0.15)	1.92	4.26
Less Dividends and Distributions:
Dividends (from net investment income)	(0.15)	(0.15)	(0.13)	—	—	(0.05)
Distributions (from capital gains)	(0.26)	—	—	(1.47)	(1.96)	(0.73)
Total Dividends and Distributions	(0.41)	(0.15)	(0.13)	(1.47)	(1.96)	(0.78)
Net Asset Value, End of Period	$25.31	$24.57	$17.32	$21.23	$22.85	$22.89
Total Return*	4.71%	42.91%	(17.96)%	0.52%	8.37%	22.08%
Net Assets, End of Period (in thousands)	$39,208	$42,715	$43,538	$55,050	$61,772	$70,490
Average Net Assets for the Period (in thousands)	$40,702	$45,978	$56,349	$55,579	$66,582	$68,319
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.13%	1.18%	1.36%	1.18%	1.30%	1.38%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.13%	1.18%	1.36%	1.18%	1.30%	1.38%
Ratio of Net Investment Income/(Loss)	0.32%	0.55%	0.87%	1.14%	0.37%	0.29%
Portfolio Turnover Rate	20%	53%	59%	39%	51%	83%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	19

Janus Henderson Small Cap Value Fund

Financial Highlights

Class T Shares
For a share outstanding during the period ended December 31, 2021 (unaudited) and the year ended June 30	2021	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$24.82	$17.49	$21.44	$23.03	$23.05	$19.53
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.07	0.17	0.22	0.30	0.14	0.12
Net realized and unrealized gain/(loss)	1.12	7.36	(3.98)	(0.40)	1.86	4.22
Total from Investment Operations	1.19	7.53	(3.76)	(0.10)	2.00	4.34
Less Dividends and Distributions:
Dividends (from net investment income)	(0.19)	(0.20)	(0.19)	(0.02)	(0.06)	(0.09)
Distributions (from capital gains)	(0.26)	—	—	(1.47)	(1.96)	(0.73)
Total Dividends and Distributions	(0.45)	(0.20)	(0.19)	(1.49)	(2.02)	(0.82)
Net Asset Value, End of Period	$25.56	$24.82	$17.49	$21.44	$23.03	$23.05
Total Return*	4.84%	43.30%	(17.74)%	0.76%	8.69%	22.39%
Net Assets, End of Period (in thousands)	$548,854	$574,472	$516,634	$652,049	$787,120	$805,793
Average Net Assets for the Period (in thousands)	$549,701	$555,651	$621,808	$681,320	$805,838	$721,659
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.88%	0.92%	1.10%	0.92%	1.05%	1.13%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.87%	0.92%	1.10%	0.92%	1.05%	1.13%
Ratio of Net Investment Income/(Loss)	0.60%	0.78%	1.11%	1.38%	0.60%	0.55%
Portfolio Turnover Rate	20%	53%	59%	39%	51%	83%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

20	DECEMBER 31, 2021

Janus Henderson Small Cap Value Fund

Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

Janus Henderson Small Cap Value Fund (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 41 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks capital appreciation. The Fund is classified as diversified, as defined in the 1940 Act. Janus Henderson Investors US LLC (formerly Janus Capital Management LLC) is the investment adviser (the “Adviser”) to the Fund.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares.

Shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with United States of America generally accepted accounting principles ("US GAAP")).

Class A Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class C Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, and bank trust platforms.

Class C Shares are closed to investments by new employer-sponsored retirement plans and existing employer-sponsored retirement plans are no longer able to make additional purchases or exchanges into Class C Shares.

The Funds currently implement an automatic conversion feature pursuant to which Class C Shares that have been held for eight years are automatically converted to Class A Shares without the imposition of any sales charge, fee or other charge. The conversion will generally occur no later than ten business days in the month following the month of the eighth anniversary of the date of purchase. Class C Shares purchased through the reinvestment of dividends and other distributions on Class C Shares will convert to Class A Shares at the same time as the original Class C Shares with respect to which they were purchased. For Class C Shares held in omnibus accounts on intermediary platforms, the Fund will rely on these intermediaries to implement this conversion feature. Your financial intermediary may have separate policies and procedures as to when and how Class C Shares may be converted to Class A Shares. Please contact your financial intermediary for additional information.

Effective July 6, 2020, Class D Shares are available to new investors, subject to any closed fund policies for a Fund, as applicable. Previously, Class D Shares were only available to investors who already had a direct account with the Janus Henderson funds; immediate family members or members of the same household of an eligible individual investor; and existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus Henderson funds. Effective July 6, 2020, Class D Shares are open to new investors, subject to the Fund’s closed fund policies.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments, who established Class I Share accounts before August 4, 2017.

Class L Shares are designed for pension and profit-sharing plans, employee benefit trusts, endowments, foundations and corporations, as well as high net worth individuals and financial intermediaries who are willing to maintain a minimum account balance of $250,000.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of: 1) certain adviser-assisted, employer-sponsored retirement plans, including 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and certain welfare benefit

Janus Investment Fund	21

Janus Henderson Small Cap Value Fund

Notes to Financial Statements (unaudited)

plans, such as health savings accounts, and nonqualified deferred compensation plans; and 2) retail investors purchasing in qualified or nonqualified accounts, whose accounts are held through an omnibus account at their financial intermediary, and where the financial intermediary requires no payment or reimbursement from the Fund, the Adviser, or its affiliates. Class N Shares are also available to Janus Henderson proprietary products and to certain direct institutional investors approved by Janus Distributors US LLC dba Janus Henderson Distributors (formerly Janus Distributors LLC) (the “Distributor”) including, but not limited to, corporations, certain retirement plans, public plans, and foundations and endowments, subject to minimum investment requirements.

Class R Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with the Adviser or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with the Adviser or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with US GAAP.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

22	DECEMBER 31, 2021

Janus Henderson Small Cap Value Fund

Notes to Financial Statements (unaudited)

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of December 31, 2021 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income is recorded daily on the accrual basis and includes amortization of premiums and accretion of discounts. The Fund classifies gains and losses on prepayments received as an adjustment to interest income. Debt securities may be placed in non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivables when collection of all or a portion of interest has become doubtful. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and

Janus Investment Fund	23

Janus Henderson Small Cap Value Fund

Notes to Financial Statements (unaudited)

would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

The Fund generally declares and distributes dividends of net investment income and realized capital gains (if any) annually. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or a Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Fund's equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Other Investments and Strategies

Additional Investment Risk

In response to the COVID-19 pandemic, the U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets, including reducing interest rates to record-low levels. Extremely low or negative interest rates may become more prevalent or may not work as intended. As there is little precedent for this situation, the impact on various markets that interest rate or other significant policy changes may have is unknown. The withdrawal of this support, a failure of measures put in place in response to such economic uncertainty, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation.

Widespread disease, including pandemics and epidemics, and natural or environmental disasters, including those which may be attributable to global climate change, such as earthquakes, fires, floods, hurricanes, tsunamis and weather-related phenomena generally, have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a Fund’s investments. Economies and financial markets throughout

24	DECEMBER 31, 2021

Janus Henderson Small Cap Value Fund

Notes to Financial Statements (unaudited)

the world have become increasingly interconnected, which increases the likelihood that events or conditions in one region or country will adversely affect markets or issuers in other regions or countries, including the United States. These disruptions could prevent a Fund from executing advantageous investment decisions in a timely manner and negatively impact a Fund’s ability to achieve its investment objective(s). Any such event(s) could have a significant adverse impact on the value of a Fund. In addition, these disruptions could also impair the information technology and other operational systems upon which the Fund’s service providers, including the Adviser or the subadviser (as applicable), rely, and could otherwise disrupt the ability of employees of the Fund’s service providers to perform essential tasks on behalf of the Fund. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance and reinsurance companies that insure or reinsure against the impact of natural disasters.

A number of countries in the European Union (the “EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen, or spread further within the EU. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Among other things, these developments have adversely affected the value and exchange rate of the euro and pound sterling, and may continue to significantly affect the economies of all EU countries, which in turn may have a material adverse effect on the Fund’s investments in such countries, other countries that depend on EU countries for significant amounts of trade or investment, or issuers with exposure to debt issued by certain EU countries.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the "Offsetting Assets and Liabilities" section of this Note for further details.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that the Adviser believes to be creditworthy at the time of the transaction. There is always the risk that the Adviser’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Offsetting Assets and Liabilities

The Fund presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

The following table presents gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see the Fund's Schedule of Investments.

Janus Investment Fund	25

Janus Henderson Small Cap Value Fund

Notes to Financial Statements (unaudited)

Offsetting of Financial Assets and Derivative Assets

	Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Assets	or Liability(a)	Pledged(b)	Net Amount

ING Financial Markets LLC	$19,000,000	$—	$(19,000,000)	$—
Royal Bank of Canada, NY Branch	60,000,000	—	(60,000,000)	—

Total	$79,000,000	$—	$(79,000,000)	$—
(a)

Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

All repurchase agreements are transacted under legally enforceable master repurchase agreements that give the Fund, in the event of default by the counterparty, the right to liquidate securities held and to offset receivables and payables with the counterparty. For financial reporting purposes, the Fund does not offset financial instruments' payables and receivables and related collateral on the Statement of Assets and Liabilities. Repurchase agreements held by the Fund are fully collateralized, and such collateral is in the possession of the Fund’s custodian or, for tri-party agreements, the custodian designated by the agreement. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest.

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Repurchase Agreements

The Fund and other funds advised by the Adviser or its affiliates may transfer daily uninvested cash balances into one or more joint trading accounts. Assets in the joint trading accounts are invested in money market instruments and the proceeds are allocated to the participating funds on a pro rata basis.

Repurchase agreements held by the Fund are fully collateralized, and such collateral is in the possession of the Fund’s custodian or, for tri-party agreements, the custodian designated by the agreement. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

3. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays the Adviser an investment advisory fee rate that may adjust up or down based on the Fund’s performance relative to its benchmark index.

The investment advisory fee rate paid to the Adviser by the Fund consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Fund’s average daily net assets during the previous month (the “Base Fee Rate”), plus or minus (2) a performance-fee adjustment (the “Performance Adjustment”) calculated by applying a variable rate of up to 0.15% (positive or negative) to the Fund’s average daily net assets based on the Fund’s relative performance compared to the cumulative investment record of its benchmark index over a 36-month performance measurement period or shorter time period, as applicable. The investment advisory fee rate is calculated daily and paid monthly.

26	DECEMBER 31, 2021

Janus Henderson Small Cap Value Fund

Notes to Financial Statements (unaudited)

The investment performance of the Fund’s Class A Shares (waiving the upfront sales load) for the performance measurement period is used to calculate the Performance Adjustment. The Fund’s Base Fee Rate prior to any performance adjustment (expressed as an annual rate) is 0.72%, and the Fund’s benchmark index used in the calculation is the Russell 2000® Value Index.

No Performance Adjustment is applied unless the difference between the Fund’s investment performance and the cumulative investment record of the Fund’s benchmark index is 0.50% or greater (positive or negative) during the applicable performance measurement period. The Base Fee Rate is subject to an upward or downward Performance Adjustment for every full 0.50% increment by which the Fund outperforms or underperforms its benchmark index, up to the Fund’s full performance rate of ±5.50%. Because the Performance Adjustment is tied to a Fund’s relative performance compared to its benchmark index (and not its absolute performance), the Performance Adjustment could increase the Adviser’s fee even if the Fund’s Shares lose value during the performance measurement period and could decrease the Adviser’s fee even if the Fund’s Shares increase in value during the performance measurement period. For purposes of computing the Base Fee Rate and the Performance Adjustment, net assets are averaged over different periods (average daily net assets during the previous month for the Base Fee Rate, versus average daily net assets during the performance measurement period for the Performance Adjustment). Performance of the Fund is calculated net of expenses whereas the Fund’s benchmark index does not have any fees or expenses. Reinvestment of dividends and distributions is included in calculating both the performance of a Fund and the Fund’s benchmark index.

The Fund’s prospectuses and statement(s) of additional information contain additional information about performance-based fees. The amount shown as advisory fees on the Statement of Operations reflects the Base Fee Rate plus/minus any Performance Adjustment. For the period ended December 31, 2021, the performance adjusted investment advisory fee rate before any waivers and/or reimbursements of expenses is 0.60%.

The Adviser has contractually agreed to waive the investment advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s total annual fund operating expenses, including the investment advisory fee, but excluding any performance adjustments to management fees, the fees payable pursuant to a Rule 12b-1 plan, shareholder servicing fees, such as transfer agency fees (including out-of-pocket costs), administrative services fees and any networking/omnibus payable by any share class, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.91% of the Fund’s average daily net assets. The Adviser has agreed to continue the waivers for at least a one-year period commencing October 28, 2021. If applicable, amounts waived and/or reimbursed to the Fund by the Adviser are disclosed as “Excess Expense Reimbursement and Waivers” on the Statement of Operations.

Janus Henderson Services US LLC (formerly Janus Services LLC) (the “Transfer Agent”), a wholly-owned subsidiary of the Adviser, is the Fund’s transfer agent. In addition, the Transfer Agent provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund. The Transfer Agent is not compensated for its services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to the Transfer Agent, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between the Transfer Agent and the Fund, the Transfer Agent may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. The Adviser and its affiliates benefit from an increase in assets that may result from such relationships. The Funds’ Trustees have set limits on fees that the Funds may incur with respect to administrative fees paid for omnibus or networked accounts. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

Janus Investment Fund	27

Janus Henderson Small Cap Value Fund

Notes to Financial Statements (unaudited)

The Fund pays an annual administrative services fee based on the average daily net assets of Class D Shares for shareholder services provided by the Transfer Agent, as detailed below.

Average Daily Net Assets of Class D Shares of the Janus Henderson funds	Administrative Services Fee
Under $40 billion	0.12%
$40 billion – $49.9 billion	0.10%
Over $49.9 billion	0.08%

The Fund’s actual Class D administrative fee rate was 0.11% for the reporting period.

The Transfer Agent provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

The Transfer Agent receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class R Shares, Class S Shares, and Class T Shares for providing or procuring administrative services to investors in Class R Shares, Class S Shares, and Class T Shares of the Fund. The Transfer Agent expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. The Transfer Agent or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class R Shares, Class S Shares, and Class T Shares of the Fund. The Transfer Agent may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class R Shares, Class S Shares, and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

The Transfer Agent receives an administrative fee based on the average daily net assets Class L Shares of the Fund based on the average proportion of the Fund’s total net assets sold directly and the average proportion of the Fund’s net assets sold through financial intermediaries on a monthly basis. The asset-weighted fee is calculated by applying a blended annual fee rate of 0.12% on average net assets for the proportion of assets sold directly and 0.25% on average net assets for the proportion of assets sold through financial intermediaries. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations. The Transfer Agent has agreed to waive all or a portion of this fee. Such waiver is voluntary and could change or be terminated at any time at the discretion of the Transfer Agent or the Adviser without prior notification to shareholders. Removal of this fee waiver may have a significant impact on Class L Shares’ total expense ratio. If applicable, amounts waived to the Fund by the Adviser are disclosed as “Excess Expense Reimbursement and Waivers” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with the Adviser. For all share classes, the Transfer Agent also seeks reimbursement for costs it incurs as transfer agent and for providing servicing.

The Transfer Agent is compensated for its services related to the Fund’s Class D Shares. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, the Distributor, a wholly-owned subsidiary of the Adviser, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets, of up to 0.50% of the Class R Shares’ average daily net assets, and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to the Distributor for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service

28	DECEMBER 31, 2021

Janus Henderson Small Cap Value Fund

Notes to Financial Statements (unaudited)

expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution and shareholder servicing fees” in the Statement of Operations.

The Adviser serves as administrator to the Fund pursuant to an administration agreement between the Adviser and the Trust. Under the administration agreement, the Adviser is obligated to provide or arrange for the provision of certain administration, compliance, and accounting services to the Fund, including providing office space for the Fund, and is reimbursed by the Fund for certain of its costs in providing these services (to the extent the Adviser seeks reimbursement and such costs are not otherwise waived). In addition, employees of the Adviser and/or its affiliates may serve as officers of the Trust. The Fund pays for some or all of the salaries, fees, and expenses of the Adviser employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by the Adviser, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services the Adviser (or any subadvisor, as applicable) provides to the Fund. These amounts are disclosed as “Affiliated fund administration fees” on the Statement of Operations. In addition, some expenses related to compensation payable to the Fund’s Chief Compliance Officer and certain compliance staff, all of whom are employees of the Adviser and/or its affiliates, are shared with the Fund. Total compensation of $192,161 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the period ended December 31, 2021. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of December 31, 2021 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Total distributable earnings (loss)” on the Statement of Assets and Liabilities. Deferred compensation expenses for the period ended December 31, 2021 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $204,400 were paid by the Trust to the Trustees under the Deferred Plan during the period ended December 31, 2021.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended December 31, 2021 can be found in the “Schedules of Affiliated Investments” located in the Schedule of Investments.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Henderson Distributors and financial intermediaries. During the period ended December 31, 2021, Janus Henderson Distributors retained upfront sales charges of $1,301.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to Janus Henderson Distributors during the period ended December 31, 2021.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the period ended December 31, 2021, redeeming shareholders of Class C Shares paid CDSCs of $67.

The Fund is permitted to purchase or sell securities (“cross-trade”) between itself and other funds or accounts managed by the Adviser in accordance with Rule 17a-7 under the Investment Company Act of 1940 (“Rule 17a-7”), when the

Janus Investment Fund	29

Janus Henderson Small Cap Value Fund

Notes to Financial Statements (unaudited)

transaction is consistent with the investment objectives and policies of the Fund and in accordance with the Internal Cross Trade Procedures adopted by the Trust’s Board of Trustees. These procedures have been designed to ensure that any cross-trade of securities by the Fund from or to another fund or account that is or could be considered an affiliate of the Fund under certain limited circumstances by virtue of having a common investment adviser, common Officer, or common Trustee complies with Rule 17a-7. Under these procedures, each cross-trade is effected at the current market price to save costs where allowed. During the period ended December 31, 2021, the Fund engaged in cross trades amounting to $266,438 in purchases and $6,687,323 in sales, resulting in a net realized loss of $553,823. The net realized loss is included within the “Net Realized Gain/(Loss) on Investments” section of the Fund’s Statement of Operations.

4. Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from US GAAP. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers.

The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

Accumulated capital losses noted below represent net capital loss carryovers, as of June 30, 2021, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The following table shows these capital loss carryovers.

Capital Loss Carryover Schedule
For the year ended June 30, 2021
No Expiration
Short-Term	Long-Term	Accumulated Capital Losses
$(69,224,055)	$ -	$ (69,224,055)

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2021 are noted below. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 2,796,018,473	$ 1,077,453,768	$(64,013,602)	$ 1,013,440,166

30	DECEMBER 31, 2021

Janus Henderson Small Cap Value Fund

Notes to Financial Statements (unaudited)

5. Capital Share Transactions

	Period ended December 31, 2021		Year ended June 30, 2021
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	329,447	$ 8,188,251	841,439	$ 17,947,735
Reinvested dividends and distributions	19,815	498,339	12,261	256,501
Shares repurchased	(429,129)	(10,712,342)	(1,711,882)	(36,915,992)
Net Increase/(Decrease)	(79,867)	$ (2,025,752)	(858,182)	$ (18,711,756)
Class C Shares:
Shares sold	32,073	$ 745,711	104,790	$ 2,058,655
Reinvested dividends and distributions	13,998	327,829	2,034	39,809
Shares repurchased	(75,103)	(1,744,247)	(400,640)	(7,782,125)
Net Increase/(Decrease)	(29,032)	$ (670,707)	(293,816)	$ (5,683,661)
Class D Shares:
Shares sold	144,123	$ 3,565,005	494,729	$ 11,355,208
Reinvested dividends and distributions	76,267	1,901,327	45,346	939,110
Shares repurchased	(316,279)	(7,775,463)	(1,164,499)	(23,470,792)
Net Increase/(Decrease)	(95,889)	$ (2,309,131)	(624,424)	$ (11,176,474)
Class I Shares:
Shares sold	7,658,440	$ 190,065,919	28,795,860	$ 607,524,654
Reinvested dividends and distributions	1,371,811	34,350,140	930,947	19,363,696
Shares repurchased	(17,668,613)	(436,994,283)	(34,811,441)	(747,393,469)
Net Increase/(Decrease)	(8,638,362)	$(212,578,224)	(5,084,634)	$(120,505,119)
Class L Shares:
Shares sold	47,933	$ 1,244,288	186,268	$ 4,317,025
Reinvested dividends and distributions	72,633	1,876,099	49,634	1,063,163
Shares repurchased	(315,058)	(8,126,322)	(964,189)	(20,385,451)
Net Increase/(Decrease)	(194,492)	$ (5,005,935)	(728,287)	$ (15,005,263)
Class N Shares:
Shares sold	5,405,977	$ 138,685,829	15,982,981	$ 331,650,525
Reinvested dividends and distributions	618,226	15,455,657	424,420	8,806,725
Shares repurchased	(8,622,603)	(214,565,681)	(17,945,108)	(383,569,565)
Net Increase/(Decrease)	(2,598,400)	$ (60,424,195)	(1,537,707)	$ (43,112,315)
Class R Shares:
Shares sold	244,178	$ 5,873,797	419,175	$ 8,571,509
Reinvested dividends and distributions	34,389	834,969	12,304	249,155
Shares repurchased	(178,412)	(4,343,080)	(384,583)	(8,052,800)
Net Increase/(Decrease)	100,155	$ 2,365,686	46,896	$ 767,864
Class S Shares:
Shares sold	116,771	$ 2,859,184	508,347	$ 10,263,991
Reinvested dividends and distributions	24,901	616,559	17,425	358,961
Shares repurchased	(331,138)	(8,249,330)	(1,300,490)	(27,667,147)
Net Increase/(Decrease)	(189,466)	$ (4,773,587)	(774,718)	$ (17,044,195)
Class T Shares:
Shares sold	711,841	$ 17,663,098	5,764,980	$ 118,686,803
Reinvested dividends and distributions	375,679	9,391,965	248,702	5,165,550
Shares repurchased	(2,762,890)	(68,668,128)	(12,398,768)	(259,351,788)
Net Increase/(Decrease)	(1,675,370)	$ (41,613,065)	(6,385,086)	$(135,499,435)

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Janus Henderson Small Cap Value Fund

Notes to Financial Statements (unaudited)

6. Purchases and Sales of Investment Securities

For the period ended December 31, 2021, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$738,619,411	$1,115,906,536	$ -	$ -

7. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to December 31, 2021 and through the date of issuance of the Fund's financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

32	DECEMBER 31, 2021

Janus Henderson Small Cap Value Fund

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC as an exhibit to Form N-PORT within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to shareholders. The Fund’s Form N-PORT filings and annual and semiannual reports: (i) are available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free) (or 1-800-525-3713 if you hold Class D shares). Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag under Full Holdings for the Fund at janushenderson.com/info (or janushenderson.com/reports if you hold Class D Shares).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each portfolio of Janus Aspen Series (each, a “VIT Portfolio,” and collectively, the “VIT Portfolios”), as well as each fund of Janus Investment Fund (each, a “Fund,” and collectively, the “Funds” and together with the VIT Portfolios, the “Janus Henderson Funds,” and each, a “Janus Henderson Fund”). As required by law, the Trustees determine annually whether to continue the investment advisory agreement for each Janus Henderson Fund and the subadvisory agreement for each Janus Henderson Fund that utilizes a subadviser.

In connection with their most recent consideration of those agreements for each Janus Henderson Fund, the Trustees received and reviewed information provided by Janus Henderson Investors US LLC (formerly, Janus Capital Management LLC) (the “Adviser”) and the subadviser in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At meetings held on November 3-4, 2021 and December 7-8, 2021, the Trustees’ evaluated the information provided by the Adviser, the subadviser, and the independent fee consultant, as well as other information addressed during the year. Following such evaluation, the Trustees determined that the overall arrangements between each Janus Henderson Fund and the Adviser and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by the Adviser, its affiliates and the subadviser, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment and unanimously approved the continuation of the investment advisory agreement for each Janus Henderson Fund and the subadvisory agreement for each subadvised Janus Henderson Fund, for the period from February 1, 2022 through February 1, 2023, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and, for the purpose of peer comparisons any administration fees (excluding out of pocket costs), net of any waivers, paid by a fund as a percentage of average net assets.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by the Adviser and the subadviser to the Janus Henderson Funds, taking into account the investment objective, strategies and policies of each Janus Henderson

Janus Investment Fund	33

Janus Henderson Small Cap Value Fund

Additional Information (unaudited)

Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Janus Henderson Funds. In addition, the Trustees reviewed the resources and key personnel of the Adviser and the subadviser, particularly noting those employees who provide investment and risk management services to the Janus Henderson Funds. The Trustees also considered other services provided to the Janus Henderson Funds by the Adviser or the subadviser, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered the Adviser’s role as administrator to the Janus Henderson Funds, noting that the Adviser generally does not receive a fee for its services as administrator, but is reimbursed for its out-of-pocket costs. The Trustees considered the role of the Adviser in monitoring adherence to the Janus Henderson Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Janus Henderson Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that the Adviser provides a number of different services for the Janus Henderson Funds and fund shareholders, ranging from investment management services to various other servicing functions, and that, in its view, the Adviser is a capable provider of those services. The independent fee consultant also provided its belief that the Adviser has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by the Adviser and the subadviser to each Janus Henderson Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Janus Henderson Funds whose performance lagged that of their peers for certain periods, the Janus Henderson Funds were likely to benefit from the continued provision of those services. They also concluded that the Adviser and the subadviser had sufficient personnel, with the appropriate education and experience, to serve the Janus Henderson Funds effectively and each had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Janus Henderson Fund over various time periods. They noted that they considered Janus Henderson Fund performance data throughout the year, including periodic meetings with each Janus Henderson Fund’s portfolio manager(s), and also reviewed information comparing each Janus Henderson Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Janus Henderson Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Janus Henderson Funds’ performance has been reasonable: for the 36 months ended September 30, 2021, approximately 55% of the Janus Henderson Funds were in the top two quartiles of performance versus Broadridge peers, and for the 12 months ended September 30, 2021, approximately 45% of the Janus Henderson Funds were in the top two quartiles of performance versus Broadridge peers.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance and that the performance trend was improving

34	DECEMBER 31, 2021

Janus Henderson Small Cap Value Fund

Additional Information (unaudited)

Fixed-Income Funds

• For Janus Henderson Absolute Return Income Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Developed World Bond Fund, the Trustees noted the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Global Bond Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson High-Yield Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2021 and the second Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Short Duration Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2021 and the second Broadridge quartile for the 12 months ended May 31, 2021.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2021 and the second Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson European Focus Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the

Janus Investment Fund	35

Janus Henderson Small Cap Value Fund

Additional Information (unaudited)

Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Global Select Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Global Technology and Innovation Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson International Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s performance was in bottom Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Forty Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021.

36	DECEMBER 31, 2021

Janus Henderson Small Cap Value Fund

Additional Information (unaudited)

• For Janus Henderson Growth and Income Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, and the steps the Adviser had taken or was taking to improve performance.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser and subadviser had taken or were taking to improve performance.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser and subadviser had taken or were taking to improve performance.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser and subadviser had taken or were taking to improve performance.

U.S. Equity Funds

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Small-Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps the Adviser had taken or was taking to improve performance.

Janus Investment Fund	37

Janus Henderson Small Cap Value Fund

Additional Information (unaudited)

In consideration of each Janus Henderson Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Janus Henderson Fund’s performance warranted continuation of such Janus Henderson Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Janus Henderson Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management fees (investment advisory fees and any administration fees but excluding out-of-pocket costs) for many of the Janus Henderson Funds, after applicable waivers, was below the average management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by the Adviser out of its management fees collected from such Janus Henderson Fund.

The independent fee consultant provided its belief that the management fees charged by the Adviser to each of the Janus Henderson Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by the Adviser. The independent fee consultant found: (1) the total expenses and management fees of the Janus Henderson Funds to be reasonable relative to other comparable mutual funds; (2) the total expenses, on average, were 8% under the average total expenses of the respective Broadridge Expense Group peers; and (3) and the management fees for the Janus Henderson Funds, on average, were 6% under the average management fees for the respective Broadridge Expense Group. The Trustees also considered the total expenses for each share class of each Janus Henderson Fund compared to the average total expenses for its Broadridge Expense Group and to average total expenses for its Broadridge Expense Universe.

For certain Janus Henderson Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses which assessed fund fees in the context of fund performance being delivered. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Janus Henderson Funds was reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and/or expense waivers on such Janus Henderson Funds.

The Trustees considered the methodology used by the Adviser and subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by the Adviser and subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by the Adviser or subadviser (for which the Adviser or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Janus Henderson Funds having a similar strategy, the Trustees considered that the Adviser noted that, under the terms of the management agreements with the Janus Henderson Funds, the Adviser performs significant additional services for the Janus Henderson Funds that it does not provide to those other clients, including administration services, oversight of the Janus Henderson Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Janus Henderson Funds, the Adviser assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, the Trustees noted that the independent fee consultant found that: (1) the management fees the Adviser charges to the Janus Henderson Funds are reasonable in relation to the management fees the Adviser charges to funds subadvised by the Adviser and to the fees the Adviser charges to its institutional separate account clients; (2) these subadvised and institutional separate accounts have different service and infrastructure needs and operate in markets very distinct relative to retail funds; (3) Janus Henderson mutual fund investors enjoy reasonable fees relative to the fees charged to Janus Henderson subadvised fund and separate account investors; and (4) as part of its 2020 review, 9 of 10 Janus Henderson Funds have lower management fees than similar funds subadvised by the Adviser.

The Trustees considered the fees for each Janus Henderson Fund for its fiscal year ended in 2020, including the VIT Portfolios, and noted the following with regard to each VIT Portfolio’s total expenses, net of applicable fee waivers (the VIT Portfolio’s “total expenses”):

38	DECEMBER 31, 2021

Janus Henderson Small Cap Value Fund

Additional Information (unaudited)

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

Fixed-Income Funds

• For Janus Henderson Absolute Return Income Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Developed World Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short Duration Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson European Focus Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Janus Investment Fund	39

Janus Henderson Small Cap Value Fund

Additional Information (unaudited)

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Global Real Estate Fund, the Trustees noted, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Sustainable Equity Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Global Technology and Innovation Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson International Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Overseas Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has voluntarily agreed to limit the Fund’s expenses to assist the Fund in attempting to maintain a yield of at least 0.00%.

• For Janus Henderson Money Market Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has agreed to limit the Fund’s expenses to assist the Fund in attempting to maintain a yield of at least 0.00%.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that, that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that, that the Fund’s total expenses were below the peer group average for all share classes.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser had contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted

40	DECEMBER 31, 2021

Janus Henderson Small Cap Value Fund

Additional Information (unaudited)

that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Research Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

U.S. Equity Funds

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Small-Mid Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

The Trustees reviewed information on the overall profitability to the Adviser and its affiliates from their relationships with the Janus Henderson Funds, and considered profitability data of other publicly traded mutual fund advisers. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by

Janus Investment Fund	41

Janus Henderson Small Cap Value Fund

Additional Information (unaudited)

numerous factors, including the organizational structure of the particular fund manager, differences in complex size, difference in product mix, difference in types of business (mutual fund, institutional and other), differences in the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses and the fund manager’s capital structure and cost of capital.

Additionally, the Trustees considered the estimated profitability to the Adviser from the investment management services it provided to each Janus Henderson Fund. In their review, the Trustees considered whether the Adviser and subadviser receive adequate incentives and resources to manage the Janus Henderson Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Janus Henderson Fund is necessarily a product of the allocation methodology utilized by the Adviser to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant found that (1) the expense allocation methodology and rationales utilized by the Adviser were reasonable and (2) no clear correlation exists between expense allocations and operating margins. The Trustees also considered that the estimated profitability for an individual Janus Henderson Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Janus Henderson Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that the Adviser’s estimated profitability with respect to each Janus Henderson Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Janus Henderson Funds was not a material factor in the Board’s approval of the reasonableness of any Janus Henderson Fund’s investment management fees.

The Trustees concluded that the management fees payable by each Janus Henderson Fund to the Adviser and its affiliates, as well as the fees paid by the Adviser to the subadviser of subadvised Janus Henderson Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees the Adviser and the subadviser charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Janus Henderson Funds. The Trustees also concluded that each Janus Henderson Fund’s total expenses were reasonable, taking into account the size of the Janus Henderson Fund, the quality of services provided by the Adviser and subadviser, the investment performance of the Janus Henderson Fund, and any expense limitations agreed to or provided by the Adviser.

Economies of Scale

The Trustees considered information about the potential for the Adviser to realize economies of scale as the assets of the Janus Henderson Funds increase. They noted that their independent fee consultant published a report to the Trustees in November 2019 which provided its research and analysis into economies of scale. They also noted that, although many Janus Henderson Funds pay advisory fees at a fixed base rate as a percentage of net assets, without any breakpoints or performance fees, their independent fee consultant concluded that 75% of these Janus Henderson Funds’ have contractual management fees (gross of waivers) below their Broadridge Expense Group averages. The Trustees also noted the following: (1) that for those Janus Henderson Funds whose expenses are being reduced by the contractual expense limitations of the Adviser, the Adviser is subsidizing certain of these Janus Henderson Funds because they have not reached adequate scale; (2) performance fee structures have been implemented for various Janus Henderson Funds that have caused the effective rate of advisory fees payable by such Janus Henderson Fund to vary depending on the investment performance of the Janus Henderson Fund relative to its benchmark index over the measurement period; and (3) a few Janus Henderson Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Janus Henderson Funds share directly in economies of scale through the significant investments made by the Adviser and its affiliates related to services provided to the Funds and the lower charges of third-party service providers that are based in part on the combined scale of all of the Janus Henderson Funds.

The Trustees also considered the independent fee consultant’s conclusion that, given the limitations of various analytical approaches to economies of scale and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus Henderson complex. In this regard, the independent consultant concluded that (1) to the extent there were economies of scale at the Adviser, the Adviser’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Janus Henderson Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Janus Henderson Funds, the Adviser appeared to be investing to increase the likelihood that these Janus

42	DECEMBER 31, 2021

Janus Henderson Small Cap Value Fund

Additional Information (unaudited)

Henderson Funds will grow to a level to achieve any economies of scale that may exist. Further, the independent fee consultant provided its belief that Janus Henderson Fund investors are well-served by the fee levels and performance fee structures in place on the Janus Henderson Funds in light of any economies of scale that may be present at the Adviser.

Based on all of the information reviewed, including the recent and past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Janus Henderson Fund was reasonable and that the current rates of fees do reflect a sharing between the Adviser and the Janus Henderson Fund of any economies of scale that may be present at the current asset level of the Janus Henderson Fund.

Other Benefits to the Adviser

The Trustees also considered benefits that accrue to the Adviser and its affiliates and subadviser to the Janus Henderson Funds from their relationships with the Janus Henderson Funds. They recognized that two affiliates of the Adviser separately serve the Janus Henderson Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided, and that such compensation contributes to the overall profitability of the Adviser and its affiliates that results from their relationship with the Janus Henderson Funds. The Trustees also considered the Adviser’s past and proposed use of commissions paid by the Janus Henderson Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Janus Henderson Fund and/or other clients of the Adviser and/or the Adviser, and/or subadviser to a Janus Henderson Fund. The Trustees concluded that the Adviser’s and the subadviser’s use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Janus Henderson Fund. The Trustees also concluded that, other than the services provided by the Adviser and its affiliates and subadviser pursuant to the agreements and the fees to be paid by each Janus Henderson Fund therefor, the Janus Henderson Funds and the Adviser and the subadviser may potentially benefit from their relationship with each other in other ways. They concluded that the Adviser and its affiliates share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of the Janus Henderson Funds and other clients serviced by the Adviser and its affiliates. They also concluded that the Adviser and the subadviser benefit from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Janus Henderson Funds and that the Janus Henderson Funds benefit from the Adviser’s and/or the subadviser’s receipt of those products and services as well as research products and services acquired through commissions paid by other clients of the Adviser and/or other clients of the subadviser. They further concluded that the success of any Janus Henderson Fund could attract other business to the Adviser, the subadviser or other Janus Henderson funds, and that the success of the Adviser and the subadviser could enhance the Adviser’s and the subadviser’s ability to serve the Janus Henderson Funds.

Janus Investment Fund	43

Janus Henderson Small Cap Value Fund

Useful Information About Your Fund Report (unaudited)

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of the Adviser and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Bloomberg and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

44	DECEMBER 31, 2021

Janus Henderson Small Cap Value Fund

Useful Information About Your Fund Report (unaudited)

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the

Janus Investment Fund	45

Janus Henderson Small Cap Value Fund

Useful Information About Your Fund Report (unaudited)

portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

46	DECEMBER 31, 2021

Janus Henderson Small Cap Value Fund

Notes

NotesPage1

Janus Investment Fund	47

Janus Henderson Small Cap Value Fund

Notes

NotesPage2

48	DECEMBER 31, 2021

Janus Henderson Small Cap Value Fund

Notes

NotesPage3

Janus Investment Fund	49

This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson and Intech are trademarks of Janus Henderson Group plc or one of its subsidiaries. © Janus Henderson Group plc Janus Henderson Distributors US LLC
125-24-93034 03-22

SEMIANNUAL REPORT December 31, 2021

Janus Henderson Small-Mid Cap Value Fund

Janus Investment Fund

HIGHLIGHTS • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Henderson Small-Mid Cap Value Fund

FUND SNAPSHOT

As defensive value specialists, we look to invest in high-quality companies with strong management teams, stable balance sheets, and durable competitive advantages that are trading at attractive valuations. We seek to achieve excess returns over full market cycles, with less risk than our benchmark and peers as measured by standard deviation, beta and down-market capture.

Justin Tugman co-portfolio manager	Kevin Preloger co-portfolio manager

Janus Henderson Small-Mid Cap Value Fund (unaudited)

Fund At A Glance

December 31, 2021

5 Top Contributors - Holdings			5 Top Detractors - Holdings
	Average Weight	Relative Contribution		Average Weight	Relative Contribution
H&E Equipment Services Inc	2.23%	0.60%	Stoneridge Inc	0.97%	-0.73%
Teradyne Inc	0.74%	0.54%	Mercury Systems Inc	1.67%	-0.71%
CMC Materials Inc	2.10%	0.51%	Qurate Retail Inc	1.62%	-0.71%
Emergent BioSolutions Inc	0.33%	0.49%	Nomad Foods Ltd	3.41%	-0.51%
F5 Networks Inc	2.13%	0.42%	American Woodmark Corp	1.72%	-0.44%

	5 Top Contributors - Sectors*
		Relative	Fund	Russell 2500 Value Index
		Contribution	Average Weight	Average Weight
	Information Technology	1.57%	12.37%	8.98%
	Health Care	0.60%	9.11%	8.88%
	Communication Services	0.56%	0.00%	3.07%
	Materials	0.39%	10.50%	6.81%
	Energy	0.00%	3.00%	4.85%

	5 Top Detractors - Sectors*
		Relative	Fund	Russell 2500 Value Index
		Contribution	Average Weight	Average Weight
	Industrials	-1.31%	21.62%	17.24%
	Consumer Discretionary	-1.20%	8.22%	10.23%
	Financials	-0.72%	15.67%	20.54%
	Consumer Staples	-0.57%	6.03%	3.19%
	Real Estate	-0.29%	10.49%	12.34%

Relative contribution reflects how the portolio's holdings impacted return relative to the benchmark. Cash and securities not held in the portfolio are not shown. For equity portfolios, relative contribution compares the performance of a security in the portfolio to the benchmark's total return, factoring in the difference in weight of that security in the benchmark. Returns are calculated using daily returns and previous day ending weights rolled up by ticker, excluding fixed income securities, gross of advisory fees, may exclude certain derivatives and will differ from actual performance.
Performance attribution reflects returns gross of advisory fees and may differ from actual returns as they are based on end of day holdings. Attribution is calculated by geometrically linking daily returns for the portfolio and index.

*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

Janus Investment Fund	1

Janus Henderson Small-Mid Cap Value Fund (unaudited)

Fund At A Glance

December 31, 2021

5 Largest Equity Holdings - (% of Net Assets)
Nomad Foods Ltd
Food Products	3.4%
Great Western Bancorp Inc
Banks	3.0%
PotlatchDeltic Corp
Equity Real Estate Investment Trusts (REITs)	2.7%
Ameris Bancorp
Banks	2.7%
First Horizon National Corp
Banks	2.7%
14.5%

Asset Allocation - (% of Net Assets)
Common Stocks	97.5%
Repurchase Agreements	2.9%
Other	(0.4)%
100.0%

Top Country Allocations - Long Positions - (% of Investment Securities)
As of December 31, 2021	As of June 30, 2021

2	DECEMBER 31, 2021

Janus Henderson Small-Mid Cap Value Fund (unaudited)

Performance

See important disclosures on the next page.

Average Annual Total Return - for the periods ended December 31, 2021						Prospectus Expense Ratios
	Fiscal Year-to-Date	One Year	Five Year	Ten Year	Since Inception*	Total Annual Fund Operating Expenses‡	Net Annual Fund Operating Expenses‡
Class A Shares at NAV	2.70%	16.07%	8.43%	10.14%	10.33%	1.35%	1.07%
Class A Shares at MOP	-3.19%	9.43%	7.15%	9.49%	9.68%
Class C Shares at NAV	2.30%	15.14%	7.58%	9.28%	9.47%	2.78%	1.89%
Class C Shares at CDSC	1.30%	14.14%	7.58%	9.28%	9.47%
Class D Shares	2.86%	16.32%	8.64%	10.36%	10.56%	1.06%	0.90%
Class I Shares	2.81%	16.31%	8.66%	10.43%	10.64%	1.10%	0.90%
Class N Shares	2.93%	16.48%	8.76%	10.37%	10.57%	0.88%	0.76%
Class S Shares	2.63%	15.96%	8.37%	10.05%	10.24%	1.73%	1.26%
Class T Shares	2.71%	16.07%	8.51%	10.26%	10.45%	1.18%	1.01%
Russell 2500 Value Index	4.16%	27.78%	9.88%	12.43%	12.83%
Russell 3000 Value Index	6.54%	25.37%	11.00%	12.89%	13.28%
Morningstar Quartile - Class I Shares	-	4th	4th	4th	4th
Morningstar Ranking - based on total returns for Mid-Cap Blend Funds	-	403/417	316/385	305/338	308/338

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 (or 800.525.3713 if you hold shares directly with Janus Henderson) or visit janushenderson.com/performance (or janushenderson.com/allfunds if you hold shares directly with Janus Henderson).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

Net expense ratios reflect the expense waiver, if any, contractually agreed to for at least a one-year period commencing on October 28, 2021.

Janus Investment Fund	3

Janus Henderson Small-Mid Cap Value Fund (unaudited)

Performance

This Fund has a performance-based management fee that may adjust up or down based on the Fund’s performance.

Performance may be affected by risks that include those associated with foreign and emerging markets, fixed income securities, high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), Environmental, Social and Governance (ESG) factors, non-diversification, portfolio turnover, derivatives, short sales, initial public offerings (IPOs) and potential conflicts of interest. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class N Shares commenced operations on August 4, 2017. Performance shown for periods prior to August 4, 2017 reflects the historical performance of the Fund’s Class I Shares, calculated using the fees and expenses of Class N Shares, without the effect of any fee and expense limitations or waivers.

If Class N Shares of the Fund had been available during periods prior August 4, 2017, the performance shown may have been different. The performance shown for periods following the Fund’s commencement Class N Shares reflects the fees and expenses of Class N Shares, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2021 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Fund Report.”

*The Fund’s inception date – December 15, 2011

‡ As stated in the prospectus. See Financial Highlights for actual expense ratios during the reporting period.

4	DECEMBER 31, 2021

Janus Henderson Small-Mid Cap Value Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (7/1/21)	Ending Account Value (12/31/21)	Expenses Paid During Period (7/1/21 - 12/31/21)†	Beginning Account Value (7/1/21)	Ending Account Value (12/31/21)	Expenses Paid During Period (7/1/21 - 12/31/21)†	Net Annualized Expense Ratio (7/1/21 - 12/31/21)
Class A Shares	$1,000.00	$1,027.00	$5.82	$1,000.00	$1,019.46	$5.80	1.14%
Class C Shares	$1,000.00	$1,023.00	$9.59	$1,000.00	$1,015.73	$9.55	1.88%
Class D Shares	$1,000.00	$1,028.60	$4.55	$1,000.00	$1,020.72	$4.53	0.89%
Class I Shares	$1,000.00	$1,028.10	$4.24	$1,000.00	$1,021.02	$4.23	0.83%
Class N Shares	$1,000.00	$1,029.30	$3.89	$1,000.00	$1,021.37	$3.87	0.76%
Class S Shares	$1,000.00	$1,026.30	$6.28	$1,000.00	$1,019.00	$6.26	1.23%
Class T Shares	$1,000.00	$1,027.10	$5.16	$1,000.00	$1,020.11	$5.14	1.01%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

Janus Investment Fund	5

Janus Henderson Small-Mid Cap Value Fund

Schedule of Investments (unaudited)

December 31, 2021

Shares or Principal Amounts		Value
Common Stocks– 97.5%
Aerospace & Defense – 1.7%
BWX Technologies Inc	51,069	$2,445,184
Auto Components – 3.7%
Autoliv Inc	21,628	2,236,551
Lear Corp	16,143	2,953,362
		5,189,913
Banks – 10.3%
Ameris Bancorp	77,400	3,845,232
Associated Banc-Corp	116,221	2,625,432
First Horizon National Corp	232,925	3,803,665
Great Western Bancorp Inc	127,350	4,324,806
		14,599,135
Biotechnology – 2.2%
Exelixis Inc*	172,125	3,146,445
Building Products – 1.5%
Masonite International Corp*	18,388	2,168,865
Chemicals – 4.6%
FMC Corp	32,708	3,594,282
Innospec Inc	32,690	2,953,215
		6,547,497
Commercial Services & Supplies – 2.4%
IAA Inc*	67,494	3,416,546
Communications Equipment – 2.3%
F5 Networks Inc*	13,546	3,314,842
Construction & Engineering – 1.5%
EMCOR Group Inc	16,786	2,138,369
Construction Materials – 2.4%
Eagle Materials Inc	20,890	3,477,349
Containers & Packaging – 2.0%
Graphic Packaging Holding Co	147,009	2,866,675
Electrical Equipment – 2.8%
GrafTech International Ltd	160,349	1,896,929
Thermon Group Holdings Inc*	118,801	2,011,301
		3,908,230
Electronic Equipment, Instruments & Components – 3.2%
Insight Enterprises Inc*	18,811	2,005,253
Vontier Corp	84,834	2,606,949
		4,612,202
Equity Real Estate Investment Trusts (REITs) – 10.8%
Americold Realty Trust	88,592	2,904,932
Apple Hospitality Inc	178,054	2,875,572
Equity LifeStyle Properties Inc	41,152	3,607,384
Lamar Advertising Co	16,925	2,053,002
PotlatchDeltic Corp	64,287	3,871,363
		15,312,253
Food & Staples Retailing – 2.6%
Casey's General Stores Inc	18,470	3,645,054
Food Products – 3.4%
Nomad Foods Ltd*	190,611	4,839,613
Health Care Equipment & Supplies – 4.5%
Envista Holdings Corp*	73,964	3,332,818
Globus Medical Inc*	41,804	3,018,249
		6,351,067
Health Care Providers & Services – 3.7%
Cardinal Health Inc	49,204	2,533,514
Henry Schein Inc*	35,213	2,730,064
		5,263,578
Industrial Conglomerates – 2.0%
Carlisle Cos Inc	11,205	2,780,185

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

6	DECEMBER 31, 2021

Janus Henderson Small-Mid Cap Value Fund

Schedule of Investments (unaudited)

December 31, 2021

Shares or Principal Amounts		Value
Common Stocks– (continued)
Insurance – 2.4%
Hartford Financial Services Group Inc	48,763	$3,366,597
Internet & Direct Marketing Retail – 1.5%
Qurate Retail Inc	286,445	2,176,982
Machinery – 3.2%
Lincoln Electric Holdings Inc	13,074	1,823,431
Oshkosh Corp	23,847	2,687,795
		4,511,226
Metals & Mining – 2.6%
Commercial Metals Co	102,211	3,709,237
Oil, Gas & Consumable Fuels – 3.0%
Denbury Inc*	19,225	1,472,443
Magnolia Oil & Gas Corp	147,924	2,791,326
		4,263,769
Semiconductor & Semiconductor Equipment – 6.6%
CMC Materials Inc	13,683	2,622,894
MKS Instruments Inc	20,540	3,577,452
Teradyne Inc	19,611	3,206,987
		9,407,333
Software – 2.2%
Black Knight Inc*	37,482	3,106,883
Specialty Retail – 0.6%
Torrid Holdings Inc*	86,187	851,528
Textiles, Apparel & Luxury Goods – 2.0%
Hanesbrands Inc	170,496	2,850,693
Thrifts & Mortgage Finance – 2.0%
WSFS Financial Corp	57,133	2,863,506
Trading Companies & Distributors – 3.8%
H&E Equipment Services Inc	78,415	3,471,432
MSC Industrial Direct Co Inc	22,995	1,932,960
		5,404,392
Total Common Stocks (cost $124,175,880)		138,535,148
Repurchase Agreements– 2.9%
ING Financial Markets LLC, Joint repurchase agreement, 0.0200%, dated 12/31/21, maturing 1/3/22 to be repurchased at $4,100,007 collateralized by $3,901,386 in U.S. Treasuries 0.2500% - 6.6250%, 2/28/22 - 2/15/51 with a value of $4,182,010((cost $4,100,000)	$4,100,000	4,100,000
Total Investments (total cost $128,275,880) – 100.4%		142,635,148
Liabilities, net of Cash, Receivables and Other Assets – (0.4)%		(565,255)
Net Assets – 100%		$142,069,893

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$135,558,984	95.0%
United Kingdom	4,839,613	3.4
Sweden	2,236,551	1.6

Total	$142,635,148	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	7

Janus Henderson Small-Mid Cap Value Fund

Notes to Schedule of Investments and Other Information (unaudited)

Russell 2500® Value Index	Russell 2500® Value Index reflects the performance of U.S. small to mid-cap equities with lower price-to-book ratios and lower forecasted growth values.
Russell 3000® Value Index	Russell 3000® Value Index reflects the performance of U.S. equities with lower price-to-book ratios and lower forecasted growth values.

LLC	Limited Liability Company

*	Non-income producing security.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of December 31, 2021. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments In Securities:
Common Stocks	$138,535,148	$-	$-
Repurchase Agreements	-	4,100,000	-
Total Assets	$138,535,148	$4,100,000	$-

8	DECEMBER 31, 2021

Janus Henderson Small-Mid Cap Value Fund

Statement of Assets and Liabilities (unaudited)

December 31, 2021

See footnotes at the end of the Statement.

Assets:
Investments, at value (cost $124,175,880)	$138,535,148
Repurchase agreements, at value (cost $4,100,000)	4,100,000
Non-interested Trustees' deferred compensation	3,720
Receivables:
Dividends	172,307
Fund shares sold	30,964
Other assets	1,237
Total Assets	142,843,376
Liabilities:
Due to custodian	50,745
Payables:	—
Fund shares repurchased	534,232
Advisory fees	59,016
Registration fees	47,781
Professional fees	32,949
Transfer agent fees and expenses	11,210
Non-interested Trustees' deferred compensation fees	3,720
Custodian fees	1,588
12b-1 Distribution and shareholder servicing fees	1,378
Affiliated fund administration fees payable	313
Non-interested Trustees' fees and expenses	136
Accrued expenses and other payables	30,415
Total Liabilities	773,483
Net Assets	$142,069,893

See Notes to Financial Statements.

Janus Investment Fund	9

Janus Henderson Small-Mid Cap Value Fund

Statement of Assets and Liabilities (unaudited)

December 31, 2021

Net Assets Consist of:
Capital (par value and paid-in surplus)	$128,808,041
Total distributable earnings (loss)	13,261,852
Total Net Assets	$142,069,893
Net Assets - Class A Shares	$2,896,279
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	207,462
Net Asset Value Per Share(1)	$13.96
Maximum Offering Price Per Share(2)	$14.81
Net Assets - Class C Shares	$504,196
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	37,588
Net Asset Value Per Share(1)	$13.41
Net Assets - Class D Shares	$49,946,545
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	3,555,711
Net Asset Value Per Share	$14.05
Net Assets - Class I Shares	$10,670,348
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	751,943
Net Asset Value Per Share	$14.19
Net Assets - Class N Shares	$67,932,233
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	4,836,322
Net Asset Value Per Share	$14.05
Net Assets - Class S Shares	$1,163,339
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	84,201
Net Asset Value Per Share	$13.82
Net Assets - Class T Shares	$8,956,953
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	637,366
Net Asset Value Per Share	$14.05

(1) Redemption price per share may be reduced for any applicable contingent deferred sales charge. (2) Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

10	DECEMBER 31, 2021

Janus Henderson Small-Mid Cap Value Fund

Statement of Operations (unaudited)

For the period ended December 31, 2021

Investment Income:
Dividends	$1,458,373
Interest	413
Total Investment Income	1,458,786
Expenses:
Advisory fees	464,161
12b-1 Distribution and shareholder servicing fees:
Class A Shares	4,038
Class C Shares	2,552
Class S Shares	1,307
Transfer agent administrative fees and expenses:
Class D Shares	29,583
Class S Shares	1,418
Class T Shares	11,969
Transfer agent networking and omnibus fees:
Class A Shares	2,058
Class C Shares	296
Class I Shares	4,355
Other transfer agent fees and expenses:
Class A Shares	96
Class C Shares	16
Class D Shares	7,468
Class I Shares	254
Class N Shares	1,256
Class S Shares	13
Class T Shares	96
Registration fees	95,574
Non-affiliated fund administration fees	35,236
Professional fees	22,697
Shareholder reports expense	6,583
Custodian fees	2,653
Affiliated fund administration fees	1,855
Non-interested Trustees’ fees and expenses	1,594
Other expenses	458
Total Expenses	697,586
Less: Excess Expense Reimbursement and Waivers	(77,476)
Net Expenses	620,110
Net Investment Income/(Loss)	838,676

See Notes to Financial Statements.

Janus Investment Fund	11

Janus Henderson Small-Mid Cap Value Fund

Statement of Operations (unaudited)

For the period ended December 31, 2021

Net Realized Gain/(Loss) on Investments:
Investments	$3,040,211
Total Net Realized Gain/(Loss) on Investments	3,040,211
Change in Unrealized Net Appreciation/Depreciation:
Investments and non-interested Trustees’ deferred compensation	(555,727)
Total Change in Unrealized Net Appreciation/Depreciation	(555,727)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$3,323,160

See Notes to Financial Statements.

12	DECEMBER 31, 2021

Janus Henderson Small-Mid Cap Value Fund

Statements of Changes in Net Assets

	Period ended December 31, 2021 (unaudited)	Year ended June 30, 2021

Operations:
Net investment income/(loss)	$838,676	$727,436
Net realized gain/(loss) on investments	3,040,211	3,173,769
Change in unrealized net appreciation/depreciation	(555,727)	17,435,662
Net Increase/(Decrease) in Net Assets Resulting from Operations	3,323,160	21,336,867
Dividends and Distributions to Shareholders:
Class A Shares	(79,135)	(16,879)
Class C Shares	(12,497)	—
Class D Shares	(1,467,870)	(180,499)
Class I Shares	(310,688)	(119,572)
Class N Shares	(2,081,053)	(158,071)
Class S Shares	(30,861)	(4,556)
Class T Shares	(239,738)	(36,885)
Net Decrease from Dividends and Distributions to Shareholders	(4,221,842)	(516,462)
Capital Share Transactions:
Class A Shares	(376,223)	(630,167)
Class C Shares	(8,531)	29,223
Class D Shares	(16,530,504)	38,275,331
Class I Shares	(3,890,383)	270,036
Class N Shares	(2,375,803)	63,111,878
Class S Shares	29,539	(207,299)
Class T Shares	(9,565,987)	(22,390,494)
Net Increase/(Decrease) from Capital Share Transactions	(32,717,892)	78,458,508
Net Increase/(Decrease) in Net Assets	(33,616,574)	99,278,913
Net Assets:
Beginning of period	175,686,467	76,407,554
End of period	$142,069,893	$175,686,467

See Notes to Financial Statements.

Janus Investment Fund	13

Janus Henderson Small-Mid Cap Value Fund

Financial Highlights

Class A Shares
For a share outstanding during the period ended December 31, 2021 (unaudited) and the year ended June 30	2021	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$13.98	$10.17	$13.17	$14.13	$13.71	$12.20
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.06	0.10	0.10	0.10	0.04	0.07
Net realized and unrealized gain/(loss)	0.31	3.78	(1.71)	0.65	1.12	2.15
Total from Investment Operations	0.37	3.88	(1.61)	0.75	1.16	2.22
Less Dividends and Distributions:
Dividends (from net investment income)	(0.05)	(0.07)	(0.11)	(0.18)	—(2)	(0.12)
Distributions (from capital gains)	(0.34)	—	(1.28)	(1.53)	(0.74)	(0.59)
Total Dividends and Distributions	(0.39)	(0.07)	(1.39)	(1.71)	(0.74)	(0.71)
Net Asset Value, End of Period	$13.96	$13.98	$10.17	$13.17	$14.13	$13.71
Total Return*	2.70%	38.27%	(14.37)%	7.46%	8.49%	18.43%
Net Assets, End of Period (in thousands)	$2,896	$3,279	$3,039	$2,055	$521	$457
Average Net Assets for the Period (in thousands)	$3,172	$3,034	$2,169	$852	$501	$351
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.32%	1.35%	1.78%	1.91%	1.55%	1.21%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.14%	1.07%	1.34%	1.31%	1.31%	1.11%
Ratio of Net Investment Income/(Loss)	0.86%	0.81%	0.88%	0.79%	0.29%	0.57%
Portfolio Turnover Rate	40%	99%	152%	40%	58%	49%

Class C Shares
For a share outstanding during the period ended December 31, 2021 (unaudited) and the year ended June 30	2021	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$13.45	$9.80	$12.74	$13.73	$13.43	$12.04
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.01	0.02	0.01	0.02	(0.06)	(0.03)
Net realized and unrealized gain/(loss)	0.29	3.63	(1.66)	0.60	1.10	2.09
Total from Investment Operations	0.30	3.65	(1.65)	0.62	1.04	2.06
Less Dividends and Distributions:
Dividends (from net investment income)	—	—	(0.01)	(0.08)	—	(0.08)
Distributions (from capital gains)	(0.34)	—	(1.28)	(1.53)	(0.74)	(0.59)
Total Dividends and Distributions	(0.34)	—	(1.29)	(1.61)	(0.74)	(0.67)
Net Asset Value, End of Period	$13.41	$13.45	$9.80	$12.74	$13.73	$13.43
Total Return*	2.30%	37.24%	(15.04)%	6.52%	7.75%	17.34%
Net Assets, End of Period (in thousands)	$504	$515	$353	$398	$262	$352
Average Net Assets for the Period (in thousands)	$503	$427	$380	$318	$319	$244
Ratios to Average Net Assets**:
Ratio of Gross Expenses	2.57%	2.70%	3.23%	3.30%	2.38%	1.99%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.88%	1.81%	2.14%	2.09%	2.05%	1.89%
Ratio of Net Investment Income/(Loss)	0.15%	0.14%	0.12%	0.16%	(0.46)%	(0.23)%
Portfolio Turnover Rate	40%	99%	152%	40%	58%	49%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Less than $0.005 on a per share basis.

See Notes to Financial Statements.

14	DECEMBER 31, 2021

Janus Henderson Small-Mid Cap Value Fund

Financial Highlights

Class D Shares
For a share outstanding during the period ended December 31, 2021 (unaudited) and the year ended June 30	2021	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$14.08	$10.24	$13.24	$14.19	$13.76	$12.23
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.07	0.10	0.13	0.16	0.08	0.10
Net realized and unrealized gain/(loss)	0.32	3.83	(1.72)	0.61	1.13	2.14
Total from Investment Operations	0.39	3.93	(1.59)	0.77	1.21	2.24
Less Dividends and Distributions:
Dividends (from net investment income)	(0.08)	(0.09)	(0.13)	(0.19)	(0.04)	(0.12)
Distributions (from capital gains)	(0.34)	—	(1.28)	(1.53)	(0.74)	(0.59)
Total Dividends and Distributions	(0.42)	(0.09)	(1.41)	(1.72)	(0.78)	(0.71)
Net Asset Value, End of Period	$14.05	$14.08	$10.24	$13.24	$14.19	$13.76
Total Return*	2.86%	38.52%	(14.20)%	7.57%	8.81%	18.60%
Net Assets, End of Period (in thousands)	$49,947	$66,854	$21,708	$23,948	$22,006	$25,384
Average Net Assets for the Period (in thousands)	$52,687	$34,811	$22,879	$22,739	$23,560	$19,932
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.99%	1.06%	1.51%	1.45%	1.19%	1.02%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.89%	0.89%	1.17%	1.10%	1.07%	0.89%
Ratio of Net Investment Income/(Loss)	1.06%	0.78%	1.06%	1.22%	0.53%	0.78%
Portfolio Turnover Rate	40%	99%	152%	40%	58%	49%

Class I Shares
For a share outstanding during the period ended December 31, 2021 (unaudited) and the year ended June 30	2021	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$14.22	$10.34	$13.36	$14.21	$13.78	$12.24
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.08	0.13	0.11	0.16	0.10	0.12
Net realized and unrealized gain/(loss)	0.31	3.84	(1.72)	0.63	1.11	2.13
Total from Investment Operations	0.39	3.97	(1.61)	0.79	1.21	2.25
Less Dividends and Distributions:
Dividends (from net investment income)	(0.08)	(0.09)	(0.13)	(0.11)	(0.04)	(0.12)
Distributions (from capital gains)	(0.34)	—	(1.28)	(1.53)	(0.74)	(0.59)
Total Dividends and Distributions	(0.42)	(0.09)	(1.41)	(1.64)	(0.78)	(0.71)
Net Asset Value, End of Period	$14.19	$14.22	$10.34	$13.36	$14.21	$13.78
Total Return*	2.81%	38.58%	(14.19)%	7.66%	8.84%	18.66%
Net Assets, End of Period (in thousands)	$10,670	$14,659	$9,848	$7,535	$5,391	$74,413
Average Net Assets for the Period (in thousands)	$11,644	$13,258	$6,734	$6,250	$60,942	$70,351
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.94%	1.10%	1.47%	1.39%	1.08%	0.93%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.83%	0.89%	1.13%	1.06%	0.99%	0.82%
Ratio of Net Investment Income/(Loss)	1.09%	1.02%	0.93%	1.20%	0.69%	0.88%
Portfolio Turnover Rate	40%	99%	152%	40%	58%	49%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	15

Janus Henderson Small-Mid Cap Value Fund

Financial Highlights

Class N Shares
For a share outstanding during the period ended December 31, 2021 (unaudited) and the year or period ended June 30	2021	2021	2020	2019	2018(1)
Net Asset Value, Beginning of Period	$14.09	$10.24	$13.24	$14.20	$14.06
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.09	0.11	0.15	0.19	0.10
Net realized and unrealized gain/(loss)	0.31	3.84	(1.72)	0.59	0.85
Total from Investment Operations	0.40	3.95	(1.57)	0.78	0.95
Less Dividends and Distributions:
Dividends (from net investment income)	(0.10)	(0.10)	(0.15)	(0.21)	(0.07)
Distributions (from capital gains)	(0.34)	—	(1.28)	(1.53)	(0.74)
Total Dividends and Distributions	(0.44)	(0.10)	(1.43)	(1.74)	(0.81)
Net Asset Value, End of Period	$14.05	$14.09	$10.24	$13.24	$14.20
Total Return*	2.93%	38.72%	(14.09)%	7.73%	6.77%
Net Assets, End of Period (in thousands)	$67,932	$70,581	$1,806	$1,852	$1,585
Average Net Assets for the Period (in thousands)	$67,227	$28,417	$2,112	$1,782	$1,164
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.85%	0.88%	1.48%	1.41%	1.12%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.76%	0.76%	1.03%	0.96%	0.95%
Ratio of Net Investment Income/(Loss)	1.28%	0.83%	1.24%	1.40%	0.76%
Portfolio Turnover Rate	40%	99%	152%	40%	58%

Class S Shares
For a share outstanding during the period ended December 31, 2021 (unaudited) and the year ended June 30	2021	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$13.84	$10.06	$13.07	$14.12	$13.71	$12.21
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.06	0.08	0.08	0.09	0.04	0.08
Net realized and unrealized gain/(loss)	0.29	3.75	(1.69)	0.65	1.12	2.12
Total from Investment Operations	0.35	3.83	(1.61)	0.74	1.16	2.20
Less Dividends and Distributions:
Dividends (from net investment income)	(0.03)	(0.05)	(0.12)	(0.26)	(0.01)	(0.11)
Distributions (from capital gains)	(0.34)	—	(1.28)	(1.53)	(0.74)	(0.59)
Total Dividends and Distributions	(0.37)	(0.05)	(1.40)	(1.79)	(0.75)	(0.70)
Net Asset Value, End of Period	$13.82	$13.84	$10.06	$13.07	$14.12	$13.71
Total Return*	2.63%	38.16%	(14.51)%	7.51%	8.47%	18.30%
Net Assets, End of Period (in thousands)	$1,163	$1,136	$1,004	$390	$100	$82
Average Net Assets for the Period (in thousands)	$1,113	$1,084	$890	$115	$114	$74
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.60%	1.71%	2.16%	4.23%	2.17%	1.34%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.23%	1.23%	1.51%	1.29%	1.34%	1.12%
Ratio of Net Investment Income/(Loss)	0.83%	0.68%	0.71%	0.70%	0.27%	0.60%
Portfolio Turnover Rate	40%	99%	152%	40%	58%	49%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from August 4, 2017 (inception date) through June 30, 2018.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

16	DECEMBER 31, 2021

Janus Henderson Small-Mid Cap Value Fund

Financial Highlights

Class T Shares
For a share outstanding during the period ended December 31, 2021 (unaudited) and the year ended June 30	2021	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$14.07	$10.21	$13.22	$14.16	$13.76	$12.24
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.06	0.06	0.14	0.15	0.06	0.09
Net realized and unrealized gain/(loss)	0.31	3.86	(1.76)	0.61	1.13	2.14
Total from Investment Operations	0.37	3.92	(1.62)	0.76	1.19	2.23
Less Dividends and Distributions:
Dividends (from net investment income)	(0.05)	(0.06)	(0.11)	(0.17)	(0.05)	(0.12)
Distributions (from capital gains)	(0.34)	—	(1.28)	(1.53)	(0.74)	(0.59)
Total Dividends and Distributions	(0.39)	(0.06)	(1.39)	(1.70)	(0.79)	(0.71)
Net Asset Value, End of Period	$14.05	$14.07	$10.21	$13.22	$14.16	$13.76
Total Return*	2.71%	38.50%	(14.40)%	7.51%	8.65%	18.48%
Net Assets, End of Period (in thousands)	$8,957	$18,663	$38,649	$23,144	$30,287	$10,437
Average Net Assets for the Period (in thousands)	$9,400	$11,012	$17,402	$27,284	$22,955	$6,057
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.12%	1.18%	1.55%	1.51%	1.29%	1.10%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.01%	1.02%	1.27%	1.20%	1.19%	1.00%
Ratio of Net Investment Income/(Loss)	0.86%	0.49%	1.08%	1.14%	0.43%	0.66%
Portfolio Turnover Rate	40%	99%	152%	40%	58%	49%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	17

Janus Henderson Small-Mid Cap Value Fund

Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

Janus Henderson Small-Mid Cap Value Fund  (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 41 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks capital appreciation. The Fund is classified as diversified, as defined in the 1940 Act. Janus Henderson Investors US LLC (formerly Janus Capital Management LLC) is the investment adviser (the “Adviser”) to the Fund.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares.

Shareholders, including individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with United States of America generally accepted accounting principles ("US GAAP")).

Class A Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class C Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, and bank trust platforms.

Class C Shares are closed to investments by new employer-sponsored retirement plans and existing employer-sponsored retirement plans are no longer able to make additional purchases or exchanges into Class C Shares.

The Funds currently implement an automatic conversion feature pursuant to which Class C Shares that have been held for eight years are automatically converted to Class A Shares without the imposition of any sales charge, fee or other charge. The conversion will generally occur no later than ten business days in the month following the month of the eighth anniversary of the date of purchase. Class C Shares purchased through the reinvestment of dividends and other distributions on Class C Shares will convert to Class A Shares at the same time as the original Class C Shares with respect to which they were purchased. For Class C Shares held in omnibus accounts on intermediary platforms, the Fund will rely on these intermediaries to implement this conversion feature. Your financial intermediary may have separate policies and procedures as to when and how Class C Shares may be converted to Class A Shares. Please contact your financial intermediary for additional information.

Effective July 6, 2020, Class D Shares are available to new investors, subject to any closed fund policies for a Fund, as applicable. Previously, Class D Shares were only available to investors who already had a direct account with the Janus Henderson funds; immediate family members or members of the same household of an eligible individual investor; and existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus Henderson funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments, who established Class I Share accounts before August 4, 2017.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of: 1) certain adviser-assisted, employer-sponsored retirement plans, including 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and certain welfare benefit plans, such as health savings accounts, and nonqualified deferred compensation plans; and 2) retail investors purchasing in qualified or nonqualified accounts, whose accounts are held through an omnibus account at their financial intermediary, and where the financial intermediary requires no payment or reimbursement from the Fund, the Adviser, or its affiliates. Class N Shares are also available to Janus Henderson proprietary products and to certain direct

18	DECEMBER 31, 2021

Janus Henderson Small-Mid Cap Value Fund

Notes to Financial Statements (unaudited)

institutional investors approved by Janus Distributors US LLC dba Janus Henderson Distributors (formerly Janus Distributors LLC) (the “Distributor”) including, but not limited to, corporations, certain retirement plans, public plans, and foundations and endowments, subject to minimum investment requirements.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with the Adviser or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with the Adviser or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with US GAAP.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Janus Investment Fund	19

Janus Henderson Small-Mid Cap Value Fund

Notes to Financial Statements (unaudited)

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of December 31, 2021 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income is recorded daily on the accrual basis and includes amortization of premiums and accretion of discounts. The Fund classifies gains and losses on prepayments received as an adjustment to interest income. Debt securities may be placed in non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivables when collection of all or a portion of interest has become doubtful. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Dividends and Distributions

The Fund generally declares and distributes dividends of net investment income and realized capital gains (if any) annually. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to

20	DECEMBER 31, 2021

Janus Henderson Small-Mid Cap Value Fund

Notes to Financial Statements (unaudited)

as “equalization,” has no effect on the redeeming shareholder or a Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Fund's equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Other Investments and Strategies

Additional Investment Risk

In response to the COVID-19 pandemic, the U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets, including reducing interest rates to record-low levels. Extremely low or negative interest rates may become more prevalent or may not work as intended. As there is little precedent for this situation, the impact on various markets that interest rate or other significant policy changes may have is unknown. The withdrawal of this support, a failure of measures put in place in response to such economic uncertainty, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation.

Widespread disease, including pandemics and epidemics, and natural or environmental disasters, including those which may be attributable to global climate change, such as earthquakes, fires, floods, hurricanes, tsunamis and weather-related phenomena generally, have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a Fund’s investments. Economies and financial markets throughout the world have become increasingly interconnected, which increases the likelihood that events or conditions in one region or country will adversely affect markets or issuers in other regions or countries, including the United States. These disruptions could prevent a Fund from executing advantageous investment decisions in a timely manner and negatively impact a Fund’s ability to achieve its investment objective(s). Any such event(s) could have a significant adverse impact on the value of a Fund. In addition, these disruptions could also impair the information technology and other operational systems upon which the Fund’s service providers, including the Adviser or the subadviser (as applicable), rely, and could otherwise disrupt the ability of employees of the Fund’s service providers to perform essential tasks on behalf of the Fund. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance and reinsurance companies that insure or reinsure against the impact of natural disasters.

A number of countries in the European Union (the “EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen, or spread further within the EU. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic

Janus Investment Fund	21

Janus Henderson Small-Mid Cap Value Fund

Notes to Financial Statements (unaudited)

recovery or have other unintended consequences. Among other things, these developments have adversely affected the value and exchange rate of the euro and pound sterling, and may continue to significantly affect the economies of all EU countries, which in turn may have a material adverse effect on the Fund’s investments in such countries, other countries that depend on EU countries for significant amounts of trade or investment, or issuers with exposure to debt issued by certain EU countries.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the "Offsetting Assets and Liabilities" section of this Note for further details.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that the Adviser believes to be creditworthy at the time of the transaction. There is always the risk that the Adviser’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Offsetting Assets and Liabilities

The Fund presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

The following table presents gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see the Fund's Schedule of Investments.

Offsetting of Financial Assets and Derivative Assets

Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Assets	or Liability(a)	Pledged(b)	Net Amount

ING Financial Markets LLC	$4,100,000	$—	$(4,100,000)	$—

(a)

Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

All repurchase agreements are transacted under legally enforceable master repurchase agreements that give the Fund, in the event of default by the counterparty, the right to liquidate securities held and to offset receivables and payables with the counterparty. For financial reporting purposes, the Fund does not offset financial instruments' payables and receivables and related collateral on the Statement of Assets and Liabilities. Repurchase agreements held by the Fund are fully collateralized, and such collateral is in the possession of the Fund’s custodian or, for tri-party agreements, the custodian designated by the agreement. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest.

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate

22	DECEMBER 31, 2021

Janus Henderson Small-Mid Cap Value Fund

Notes to Financial Statements (unaudited)

bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Repurchase Agreements

The Fund and other funds advised by the Adviser or its affiliates may transfer daily uninvested cash balances into one or more joint trading accounts. Assets in the joint trading accounts are invested in money market instruments and the proceeds are allocated to the participating funds on a pro rata basis.

Repurchase agreements held by the Fund are fully collateralized, and such collateral is in the possession of the Fund’s custodian or, for tri-party agreements, the custodian designated by the agreement. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

3. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays the Adviser an investment advisory fee rate that may adjust up or down based on the Fund’s performance relative to its benchmark index.

The investment advisory fee rate paid to the Adviser by the Fund consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Fund’s average daily net assets during the previous month (the “Base Fee Rate”), plus or minus (2) a performance-fee adjustment (the “Performance Adjustment”) calculated by applying a variable rate of up to 0.15% (positive or negative) to the Fund’s average daily net assets based on the Fund’s relative performance compared to the cumulative investment record of its benchmark index over a 36-month performance measurement period or shorter time period, as applicable. The investment advisory fee rate is calculated daily and paid monthly.

The investment performance of the Fund’s Class A Shares (waiving the upfront sales load) for the performance measurement period is used to calculate the Performance Adjustment. The Fund’s Base Fee Rate prior to any performance adjustment (expressed as an annual rate) is 0.70%. The Fund’s primary benchmark index is the Russell 2500® Value Index. The Russell 3000® Value Index was used to calculate the Fund’s performance fee adjustment prior to August 1, 2019. For a period of 36 months beginning on August 1, 2019, the Fund’s performance fee adjustment is calculated based on a combination of the Russell 2500® Value Index and the Russell 3000® Value Index.

No Performance Adjustment is applied unless the difference between the Fund’s investment performance and the cumulative investment record of the Fund’s benchmark index is 0.50% or greater (positive or negative) during the applicable performance measurement period. The Base Fee Rate is subject to an upward or downward Performance Adjustment for every full 0.50% increment by which the Fund outperforms or underperforms its benchmark index, up to the Fund’s full performance rate of ±5.00%. Because the Performance Adjustment is tied to a Fund’s relative performance compared to its benchmark index (and not its absolute performance), the Performance Adjustment could increase the Adviser’s fee even if the Fund’s Shares lose value during the performance measurement period and could decrease the Adviser’s fee even if the Fund’s Shares increase in value during the performance measurement period. For purposes of computing the Base Fee Rate and the Performance Adjustment, net assets are averaged over different periods (average daily net assets during the previous month for the Base Fee Rate, versus average daily net assets during the performance measurement period for the Performance Adjustment). Performance of the Fund is calculated net of expenses whereas the Fund’s benchmark index does not have any fees or expenses. Reinvestment of dividends and distributions is included in calculating both the performance of a Fund and the Fund’s benchmark index.

The Fund’s prospectuses and statement(s) of additional information contain additional information about performance-based fees. The amount shown as advisory fees on the Statement of Operations reflects the Base Fee Rate plus/minus any Performance Adjustment. For the period ended December 31, 2021, the performance adjusted investment advisory fee rate before any waivers and/or reimbursements of expenses is 0.63%.

The Adviser has contractually agreed to waive the investment advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s total annual fund operating expenses, including the investment advisory fee, but excluding any performance adjustments to management fees, the fees payable pursuant to a Rule

Janus Investment Fund	23

Janus Henderson Small-Mid Cap Value Fund

Notes to Financial Statements (unaudited)

12b-1 plan, shareholder servicing fees, such as transfer agency fees (including out-of-pocket costs), administrative services fees and any networking/omnibus payable by any share class, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.82% of the Fund’s average daily net assets. The Adviser has agreed to continue the waivers for at least a one-year period commencing October 28, 2021. If applicable, amounts waived and/or reimbursed to the Fund by the Adviser are disclosed as “Excess Expense Reimbursement and Waivers” on the Statement of Operations.

Janus Henderson Services US LLC (formerly Janus Services LLC) (the “Transfer Agent”), a wholly-owned subsidiary of the Adviser, is the Fund’s transfer agent. In addition, the Transfer Agent provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund. The Transfer Agent is not compensated for its services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to the Transfer Agent, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between the Transfer Agent and the Fund, the Transfer Agent may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. The Adviser and its affiliates benefit from an increase in assets that may result from such relationships. The Funds’ Trustees have set limits on fees that the Funds may incur with respect to administrative fees paid for omnibus or networked accounts. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Fund pays an annual administrative services fee based on the average daily net assets of Class D Shares for shareholder services provided by the Transfer Agent, as detailed below.

Average Daily Net Assets of Class D Shares of the Janus Henderson funds	Administrative Services Fee
Under $40 billion	0.12%
$40 billion – $49.9 billion	0.10%
Over $49.9 billion	0.08%

The Fund’s actual Class D administrative fee rate was 0.11% for the reporting period.

The Transfer Agent provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

The Transfer Agent receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class S Shares and Class T Shares for providing or procuring administrative services to investors in Class S Shares and Class T Shares of the Fund. The Transfer Agent expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. The Transfer Agent or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class S Shares and Class T Shares of the Fund. The Transfer Agent may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class S Shares and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with the Adviser. For all share classes, the Transfer Agent also seeks reimbursement for costs it incurs as transfer agent and for providing servicing.

24	DECEMBER 31, 2021

Janus Henderson Small-Mid Cap Value Fund

Notes to Financial Statements (unaudited)

The Transfer Agent is compensated for its services related to the Fund’s Class D Shares. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, the Distributor, a wholly-owned subsidiary of the Adviser, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets, and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to the Distributor for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution and shareholder servicing fees” in the Statement of Operations.

The Adviser serves as administrator to the Fund pursuant to an administration agreement between the Adviser and the Trust. Under the administration agreement, the Adviser is obligated to provide or arrange for the provision of certain administration, compliance, and accounting services to the Fund, including providing office space for the Fund, and is reimbursed by the Fund for certain of its costs in providing these services (to the extent the Adviser seeks reimbursement and such costs are not otherwise waived). In addition, employees of the Adviser and/or its affiliates may serve as officers of the Trust. The Fund pays for some or all of the salaries, fees, and expenses of the Adviser employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by the Adviser, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services the Adviser (or any subadvisor, as applicable) provides to the Fund. These amounts are disclosed as “Affiliated fund administration fees” on the Statement of Operations. In addition, some expenses related to compensation payable to the Fund’s Chief Compliance Officer and certain compliance staff, all of whom are employees of the Adviser and/or its affiliates, are shared with the Fund. Total compensation of $192,161 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the period ended December 31, 2021. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of December 31, 2021 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Total distributable earnings (loss)” on the Statement of Assets and Liabilities. Deferred compensation expenses for the period ended December 31, 2021 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $204,400 were paid by the Trust to the Trustees under the Deferred Plan during the period ended December 31, 2021.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Henderson Distributors and financial intermediaries. During the period ended December 31, 2021, Janus Henderson Distributors retained upfront sales charges of $670.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were

Janus Investment Fund	25

Janus Henderson Small-Mid Cap Value Fund

Notes to Financial Statements (unaudited)

no CDSCs paid by redeeming shareholders of Class A Shares to Janus Henderson Distributors during the period ended December 31, 2021.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class C Shares during the period ended December 31, 2021.

The Fund is permitted to purchase or sell securities (“cross-trade”) between itself and other funds or accounts managed by the Adviser in accordance with Rule 17a-7 under the Investment Company Act of 1940 (“Rule 17a-7”), when the transaction is consistent with the investment objectives and policies of the Fund and in accordance with the Internal Cross Trade Procedures adopted by the Trust’s Board of Trustees. These procedures have been designed to ensure that any cross-trade of securities by the Fund from or to another fund or account that is or could be considered an affiliate of the Fund under certain limited circumstances by virtue of having a common investment adviser, common Officer, or common Trustee complies with Rule 17a-7. Under these procedures, each cross-trade is effected at the current market price to save costs where allowed. During the period ended December 31, 2021, the Fund engaged in cross trades amounting to $266,438 in sales, resulting in a net realized loss of $52,589. The net realized loss is included within the “Net Realized Gain/(Loss) on Investments” section of the Fund’s Statement of Operations.

4. Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from US GAAP. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers.

The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2021 are noted below. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 129,512,060	$ 16,207,285	$ (3,084,197)	$ 13,123,088

26	DECEMBER 31, 2021

Janus Henderson Small-Mid Cap Value Fund

Notes to Financial Statements (unaudited)

5. Capital Share Transactions

	Period ended December 31, 2021		Year ended June 30, 2021
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	8,398	$ 116,788	47,889	$ 590,648
Reinvested dividends and distributions	5,810	79,135	1,394	16,879
Shares repurchased	(41,203)	(572,146)	(113,732)	(1,237,694)
Net Increase/(Decrease)	(26,995)	$ (376,223)	(64,449)	$ (630,167)
Class C Shares:
Shares sold	1,206	$ 16,000	13,604	$ 163,620
Reinvested dividends and distributions	955	12,497	-	-
Shares repurchased	(2,826)	(37,028)	(11,428)	(134,397)
Net Increase/(Decrease)	(665)	$ (8,531)	2,176	$ 29,223
Class D Shares:
Shares sold	308,993	$ 4,313,425	4,768,668	$ 66,420,388
Reinvested dividends and distributions	103,899	1,423,415	14,302	174,203
Shares repurchased	(1,603,989)	(22,267,344)	(2,156,726)	(28,319,260)
Net Increase/(Decrease)	(1,191,097)	$(16,530,504)	2,626,244	$ 38,275,331
Class I Shares:
Shares sold	78,680	$ 1,115,013	891,748	$ 11,414,067
Reinvested dividends and distributions	22,449	310,688	9,721	119,572
Shares repurchased	(380,303)	(5,316,084)	(823,105)	(11,263,603)
Net Increase/(Decrease)	(279,174)	$ (3,890,383)	78,364	$ 270,036
Class N Shares:
Shares sold	561,352	$ 7,878,703	5,742,225	$ 75,606,237
Reinvested dividends and distributions	151,902	2,081,053	12,978	158,071
Shares repurchased	(885,200)	(12,335,559)	(923,388)	(12,652,430)
Net Increase/(Decrease)	(171,946)	$ (2,375,803)	4,831,815	$ 63,111,878
Class S Shares:
Shares sold	4,714	$ 64,902	5,919	$ 69,778
Reinvested dividends and distributions	2,289	30,861	380	4,556
Shares repurchased	(4,867)	(66,224)	(24,044)	(281,633)
Net Increase/(Decrease)	2,136	$ 29,539	(17,745)	$ (207,299)
Class T Shares:
Shares sold	61,193	$ 839,719	1,141,393	$ 14,821,986
Reinvested dividends and distributions	17,486	239,738	3,028	36,885
Shares repurchased	(767,444)	(10,645,444)	(3,603,506)	(37,249,365)
Net Increase/(Decrease)	(688,765)	$ (9,565,987)	(2,459,085)	$(22,390,494)

6. Purchases and Sales of Investment Securities

For the period ended December 31, 2021, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$57,148,994	$ 91,606,154

Janus Investment Fund	27

Janus Henderson Small-Mid Cap Value Fund

Notes to Financial Statements (unaudited)

7.  Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to December 31, 2021 and through the date of issuance of the Fund's financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

28	DECEMBER 31, 2021

Janus Henderson Small-Mid Cap Value Fund

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC as an exhibit to Form N-PORT within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to shareholders. The Fund’s Form N-PORT filings and annual and semiannual reports: (i) are available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free) (or 1-800-525-3713 if you hold Class D shares). Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag under Full Holdings for the Fund at janushenderson.com/info (or janushenderson.com/reports if you hold Class D Shares).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each portfolio of Janus Aspen Series (each, a “VIT Portfolio,” and collectively, the “VIT Portfolios”), as well as each fund of Janus Investment Fund (each, a “Fund,” and collectively, the “Funds” and together with the VIT Portfolios, the “Janus Henderson Funds,” and each, a “Janus Henderson Fund”). As required by law, the Trustees determine annually whether to continue the investment advisory agreement for each Janus Henderson Fund and the subadvisory agreement for each Janus Henderson Fund that utilizes a subadviser.

In connection with their most recent consideration of those agreements for each Janus Henderson Fund, the Trustees received and reviewed information provided by Janus Henderson Investors US LLC (formerly, Janus Capital Management LLC) (the “Adviser”) and the subadviser in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At meetings held on November 3-4, 2021 and December 7-8, 2021, the Trustees’ evaluated the information provided by the Adviser, the subadviser, and the independent fee consultant, as well as other information addressed during the year. Following such evaluation, the Trustees determined that the overall arrangements between each Janus Henderson Fund and the Adviser and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by the Adviser, its affiliates and the subadviser, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment and unanimously approved the continuation of the investment advisory agreement for each Janus Henderson Fund and the subadvisory agreement for each subadvised Janus Henderson Fund, for the period from February 1, 2022 through February 1, 2023, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and, for the purpose of peer comparisons any administration fees (excluding out of pocket costs), net of any waivers, paid by a fund as a percentage of average net assets.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by the Adviser and the subadviser to the Janus Henderson Funds, taking into account the investment objective, strategies and policies of each Janus Henderson

Janus Investment Fund	29

Janus Henderson Small-Mid Cap Value Fund

Additional Information (unaudited)

Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Janus Henderson Funds. In addition, the Trustees reviewed the resources and key personnel of the Adviser and the subadviser, particularly noting those employees who provide investment and risk management services to the Janus Henderson Funds. The Trustees also considered other services provided to the Janus Henderson Funds by the Adviser or the subadviser, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered the Adviser’s role as administrator to the Janus Henderson Funds, noting that the Adviser generally does not receive a fee for its services as administrator, but is reimbursed for its out-of-pocket costs. The Trustees considered the role of the Adviser in monitoring adherence to the Janus Henderson Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Janus Henderson Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that the Adviser provides a number of different services for the Janus Henderson Funds and fund shareholders, ranging from investment management services to various other servicing functions, and that, in its view, the Adviser is a capable provider of those services. The independent fee consultant also provided its belief that the Adviser has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by the Adviser and the subadviser to each Janus Henderson Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Janus Henderson Funds whose performance lagged that of their peers for certain periods, the Janus Henderson Funds were likely to benefit from the continued provision of those services. They also concluded that the Adviser and the subadviser had sufficient personnel, with the appropriate education and experience, to serve the Janus Henderson Funds effectively and each had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Janus Henderson Fund over various time periods. They noted that they considered Janus Henderson Fund performance data throughout the year, including periodic meetings with each Janus Henderson Fund’s portfolio manager(s), and also reviewed information comparing each Janus Henderson Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Janus Henderson Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Janus Henderson Funds’ performance has been reasonable: for the 36 months ended September 30, 2021, approximately 55% of the Janus Henderson Funds were in the top two quartiles of performance versus Broadridge peers, and for the 12 months ended September 30, 2021, approximately 45% of the Janus Henderson Funds were in the top two quartiles of performance versus Broadridge peers.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance and that the performance trend was improving

30	DECEMBER 31, 2021

Janus Henderson Small-Mid Cap Value Fund

Additional Information (unaudited)

Fixed-Income Funds

• For Janus Henderson Absolute Return Income Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Developed World Bond Fund, the Trustees noted the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Global Bond Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson High-Yield Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2021 and the second Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Short Duration Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2021 and the second Broadridge quartile for the 12 months ended May 31, 2021.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2021 and the second Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson European Focus Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the

Janus Investment Fund	31

Janus Henderson Small-Mid Cap Value Fund

Additional Information (unaudited)

Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Global Select Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Global Technology and Innovation Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson International Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s performance was in bottom Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Forty Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021.

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Additional Information (unaudited)

• For Janus Henderson Growth and Income Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, and the steps the Adviser had taken or was taking to improve performance.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser and subadviser had taken or were taking to improve performance.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser and subadviser had taken or were taking to improve performance.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser and subadviser had taken or were taking to improve performance.

U.S. Equity Funds

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Small-Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps the Adviser had taken or was taking to improve performance.

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Janus Henderson Small-Mid Cap Value Fund

Additional Information (unaudited)

In consideration of each Janus Henderson Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Janus Henderson Fund’s performance warranted continuation of such Janus Henderson Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Janus Henderson Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management fees (investment advisory fees and any administration fees but excluding out-of-pocket costs) for many of the Janus Henderson Funds, after applicable waivers, was below the average management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by the Adviser out of its management fees collected from such Janus Henderson Fund.

The independent fee consultant provided its belief that the management fees charged by the Adviser to each of the Janus Henderson Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by the Adviser. The independent fee consultant found: (1) the total expenses and management fees of the Janus Henderson Funds to be reasonable relative to other comparable mutual funds; (2) the total expenses, on average, were 8% under the average total expenses of the respective Broadridge Expense Group peers; and (3) and the management fees for the Janus Henderson Funds, on average, were 6% under the average management fees for the respective Broadridge Expense Group. The Trustees also considered the total expenses for each share class of each Janus Henderson Fund compared to the average total expenses for its Broadridge Expense Group and to average total expenses for its Broadridge Expense Universe.

For certain Janus Henderson Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses which assessed fund fees in the context of fund performance being delivered. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Janus Henderson Funds was reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and/or expense waivers on such Janus Henderson Funds.

The Trustees considered the methodology used by the Adviser and subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by the Adviser and subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by the Adviser or subadviser (for which the Adviser or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Janus Henderson Funds having a similar strategy, the Trustees considered that the Adviser noted that, under the terms of the management agreements with the Janus Henderson Funds, the Adviser performs significant additional services for the Janus Henderson Funds that it does not provide to those other clients, including administration services, oversight of the Janus Henderson Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Janus Henderson Funds, the Adviser assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, the Trustees noted that the independent fee consultant found that: (1) the management fees the Adviser charges to the Janus Henderson Funds are reasonable in relation to the management fees the Adviser charges to funds subadvised by the Adviser and to the fees the Adviser charges to its institutional separate account clients; (2) these subadvised and institutional separate accounts have different service and infrastructure needs and operate in markets very distinct relative to retail funds; (3) Janus Henderson mutual fund investors enjoy reasonable fees relative to the fees charged to Janus Henderson subadvised fund and separate account investors; and (4) as part of its 2020 review, 9 of 10 Janus Henderson Funds have lower management fees than similar funds subadvised by the Adviser.

The Trustees considered the fees for each Janus Henderson Fund for its fiscal year ended in 2020, including the VIT Portfolios, and noted the following with regard to each VIT Portfolio’s total expenses, net of applicable fee waivers (the VIT Portfolio’s “total expenses”):

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Janus Henderson Small-Mid Cap Value Fund

Additional Information (unaudited)

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

Fixed-Income Funds

• For Janus Henderson Absolute Return Income Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Developed World Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short Duration Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson European Focus Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

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Janus Henderson Small-Mid Cap Value Fund

Additional Information (unaudited)

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Global Real Estate Fund, the Trustees noted, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Sustainable Equity Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Global Technology and Innovation Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson International Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Overseas Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has voluntarily agreed to limit the Fund’s expenses to assist the Fund in attempting to maintain a yield of at least 0.00%.

• For Janus Henderson Money Market Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has agreed to limit the Fund’s expenses to assist the Fund in attempting to maintain a yield of at least 0.00%.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that, that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that, that the Fund’s total expenses were below the peer group average for all share classes.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser had contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted

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Janus Henderson Small-Mid Cap Value Fund

Additional Information (unaudited)

that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Research Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

U.S. Equity Funds

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Small-Mid Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

The Trustees reviewed information on the overall profitability to the Adviser and its affiliates from their relationships with the Janus Henderson Funds, and considered profitability data of other publicly traded mutual fund advisers. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by

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Janus Henderson Small-Mid Cap Value Fund

Additional Information (unaudited)

numerous factors, including the organizational structure of the particular fund manager, differences in complex size, difference in product mix, difference in types of business (mutual fund, institutional and other), differences in the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses and the fund manager’s capital structure and cost of capital.

Additionally, the Trustees considered the estimated profitability to the Adviser from the investment management services it provided to each Janus Henderson Fund. In their review, the Trustees considered whether the Adviser and subadviser receive adequate incentives and resources to manage the Janus Henderson Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Janus Henderson Fund is necessarily a product of the allocation methodology utilized by the Adviser to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant found that (1) the expense allocation methodology and rationales utilized by the Adviser were reasonable and (2) no clear correlation exists between expense allocations and operating margins. The Trustees also considered that the estimated profitability for an individual Janus Henderson Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Janus Henderson Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that the Adviser’s estimated profitability with respect to each Janus Henderson Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Janus Henderson Funds was not a material factor in the Board’s approval of the reasonableness of any Janus Henderson Fund’s investment management fees.

The Trustees concluded that the management fees payable by each Janus Henderson Fund to the Adviser and its affiliates, as well as the fees paid by the Adviser to the subadviser of subadvised Janus Henderson Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees the Adviser and the subadviser charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Janus Henderson Funds. The Trustees also concluded that each Janus Henderson Fund’s total expenses were reasonable, taking into account the size of the Janus Henderson Fund, the quality of services provided by the Adviser and subadviser, the investment performance of the Janus Henderson Fund, and any expense limitations agreed to or provided by the Adviser.

Economies of Scale

The Trustees considered information about the potential for the Adviser to realize economies of scale as the assets of the Janus Henderson Funds increase. They noted that their independent fee consultant published a report to the Trustees in November 2019 which provided its research and analysis into economies of scale. They also noted that, although many Janus Henderson Funds pay advisory fees at a fixed base rate as a percentage of net assets, without any breakpoints or performance fees, their independent fee consultant concluded that 75% of these Janus Henderson Funds’ have contractual management fees (gross of waivers) below their Broadridge Expense Group averages. The Trustees also noted the following: (1) that for those Janus Henderson Funds whose expenses are being reduced by the contractual expense limitations of the Adviser, the Adviser is subsidizing certain of these Janus Henderson Funds because they have not reached adequate scale; (2) performance fee structures have been implemented for various Janus Henderson Funds that have caused the effective rate of advisory fees payable by such Janus Henderson Fund to vary depending on the investment performance of the Janus Henderson Fund relative to its benchmark index over the measurement period; and (3) a few Janus Henderson Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Janus Henderson Funds share directly in economies of scale through the significant investments made by the Adviser and its affiliates related to services provided to the Funds and the lower charges of third-party service providers that are based in part on the combined scale of all of the Janus Henderson Funds.

The Trustees also considered the independent fee consultant’s conclusion that, given the limitations of various analytical approaches to economies of scale and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus Henderson complex. In this regard, the independent consultant concluded that (1) to the extent there were economies of scale at the Adviser, the Adviser’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Janus Henderson Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Janus Henderson Funds, the Adviser appeared to be investing to increase the likelihood that these Janus

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Janus Henderson Small-Mid Cap Value Fund

Additional Information (unaudited)

Henderson Funds will grow to a level to achieve any economies of scale that may exist. Further, the independent fee consultant provided its belief that Janus Henderson Fund investors are well-served by the fee levels and performance fee structures in place on the Janus Henderson Funds in light of any economies of scale that may be present at the Adviser.

Based on all of the information reviewed, including the recent and past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Janus Henderson Fund was reasonable and that the current rates of fees do reflect a sharing between the Adviser and the Janus Henderson Fund of any economies of scale that may be present at the current asset level of the Janus Henderson Fund.

Other Benefits to the Adviser

The Trustees also considered benefits that accrue to the Adviser and its affiliates and subadviser to the Janus Henderson Funds from their relationships with the Janus Henderson Funds. They recognized that two affiliates of the Adviser separately serve the Janus Henderson Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided, and that such compensation contributes to the overall profitability of the Adviser and its affiliates that results from their relationship with the Janus Henderson Funds. The Trustees also considered the Adviser’s past and proposed use of commissions paid by the Janus Henderson Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Janus Henderson Fund and/or other clients of the Adviser and/or the Adviser, and/or subadviser to a Janus Henderson Fund. The Trustees concluded that the Adviser’s and the subadviser’s use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Janus Henderson Fund. The Trustees also concluded that, other than the services provided by the Adviser and its affiliates and subadviser pursuant to the agreements and the fees to be paid by each Janus Henderson Fund therefor, the Janus Henderson Funds and the Adviser and the subadviser may potentially benefit from their relationship with each other in other ways. They concluded that the Adviser and its affiliates share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of the Janus Henderson Funds and other clients serviced by the Adviser and its affiliates. They also concluded that the Adviser and the subadviser benefit from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Janus Henderson Funds and that the Janus Henderson Funds benefit from the Adviser’s and/or the subadviser’s receipt of those products and services as well as research products and services acquired through commissions paid by other clients of the Adviser and/or other clients of the subadviser. They further concluded that the success of any Janus Henderson Fund could attract other business to the Adviser, the subadviser or other Janus Henderson funds, and that the success of the Adviser and the subadviser could enhance the Adviser’s and the subadviser’s ability to serve the Janus Henderson Funds.

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Janus Henderson Small-Mid Cap Value Fund

Useful Information About Your Fund Report (unaudited)

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of the Adviser and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Bloomberg and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

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Janus Henderson Small-Mid Cap Value Fund

Useful Information About Your Fund Report (unaudited)

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the

Janus Investment Fund	41

Janus Henderson Small-Mid Cap Value Fund

Useful Information About Your Fund Report (unaudited)

portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

42	DECEMBER 31, 2021

Janus Henderson Small-Mid Cap Value Fund

Notes

NotesPage1

Janus Investment Fund	43

Janus Henderson Small-Mid Cap Value Fund

Notes

NotesPage2

44	DECEMBER 31, 2021

Janus Henderson Small-Mid Cap Value Fund

Notes

NotesPage3

Janus Investment Fund	45

This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson and Intech are trademarks of Janus Henderson Group plc or one of its subsidiaries. © Janus Henderson Group plc Janus Henderson Distributors US LLC
125-24-93033 03-22

SEMIANNUAL REPORT December 31, 2021

Janus Henderson U.S. Managed Volatility Fund

Janus Investment Fund

HIGHLIGHTS • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Henderson U.S. Managed Volatility Fund

FUND SNAPSHOT

U.S. Managed Volatility Fund is a long-only, large-cap core equity fund that seeks smaller drawdowns and a smoother ride over time by balancing downside mitigation with upside participation for any market environment. The Fund employs a systematic “dynamic beta” investment approach designed to adjust to changing risk environments, seeking up to 40% less volatility than the Russell 1000® Index.

Sub-advised by Intech Investment Management LLC

Janus Henderson U.S. Managed Volatility Fund (unaudited)

Fund At A Glance

December 31, 2021

5 Largest Equity Holdings - (% of Net Assets)
AbbVie Inc
Biotechnology	3.8%
West Pharmaceutical Services Inc
Health Care Equipment & Supplies	3.5%
T-Mobile US Inc
Wireless Telecommunication Services	3.5%
Microsoft Corp
Software	3.3%
Apple Inc
Technology Hardware, Storage & Peripherals	3.3%
17.4%

Asset Allocation - (% of Net Assets)
Common Stocks	99.7%
Investment Companies	0.5%
Investments Purchased with Cash Collateral from Securities Lending	0.2%
Other	(0.4)%
100.0%

Top Country Allocations - Long Positions - (% of Investment Securities)
As of December 31, 2021	As of June 30, 2021

Janus Investment Fund	1

Janus Henderson U.S. Managed Volatility Fund (unaudited)

Performance

See important disclosures on the next page.

Average Annual Total Return - for the periods ended December 31, 2021						Prospectus Expense Ratios
	Fiscal Year-to-Date	One Year	Five Year	Ten Year	Since Inception*	Total Annual Fund Operating Expenses‡
Class A Shares at NAV	9.08%	19.27%	13.86%	13.73%	8.83%	0.94%
Class A Shares at MOP	2.80%	12.43%	12.52%	13.05%	8.43%
Class C Shares at NAV	8.80%	18.72%	13.14%	12.98%	8.07%	1.63%
Class C Shares at CDSC	7.97%	17.82%	13.14%	12.98%	8.07%
Class D Shares	9.32%	19.71%	14.13%	13.94%	8.98%	0.68%
Class I Shares	9.30%	19.62%	14.15%	14.04%	9.11%	0.73%
Class N Shares	9.31%	19.78%	14.29%	14.14%	9.17%	0.55%
Class S Shares	9.09%	19.20%	13.74%	13.65%	8.69%	1.05%
Class T Shares	9.16%	19.53%	14.01%	13.86%	8.84%	0.79%
Russell 1000 Index	10.01%	26.45%	18.43%	16.54%	11.02%
Morningstar Quartile - Class I Shares	-	4th	4th	4th	4th
Morningstar Ranking - based on total returns for Large Blend Funds	-	1,283/1,392	1,066/1,218	822/1,040	757/904

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 (or 800.525.3713 if you hold shares directly with Janus Henderson) or visit janushenderson.com/performance (or janushenderson.com/allfunds if you hold shares directly with Janus Henderson).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

Performance may be affected by risks that include those associated with foreign and emerging markets, fixed income securities, high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), Environmental, Social and Governance (ESG) factors, non-diversification, portfolio turnover, derivatives, short sales, initial public offerings (IPOs) and potential conflicts of interest. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

Intech's focus on managed volatility may keep the Fund from achieving excess returns over its index. The strategy may underperform during certain

2	DECEMBER 31, 2021

Janus Henderson U.S. Managed Volatility Fund (unaudited)

Performance

periods of up markets, and may not achieve the desired level of protection in down markets.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class A Shares, Class C Shares, Class I Shares, and Class S Shares commenced operations on July 6, 2009, after the reorganization of each class of the predecessor fund into corresponding shares of the Fund. Performance shown for each class for periods prior to July 6, 2009, reflects the historical performance of each corresponding class of the predecessor fund prior to the reorganization, calculated using the fees and expenses of the corresponding class of the predecessor fund respectively, net of any applicable fee and expense limitations or waivers.

Class T Shares commenced operations on July 6, 2009. Performance shown for periods prior to July 6, 2009, reflects the historical performance of the predecessor fund’s Class I Shares, calculated using the fees and expenses of Class T Shares, without the effect of any fee and expense limitations or waivers.

Class N Shares commenced operations on October 28, 2014. Performance shown for periods prior to October 28, 2014, reflects the historical performance of the Fund’s Class I Shares, calculated using the fees and expenses of Class I Shares, net of any applicable fee and expense limitations or waivers.

Class D Shares commenced operations on December 22, 2014. Performance shown for periods prior to December 22, 2014, reflects the historical performance of the Fund’s Class I Shares, calculated using the fees and expenses of Class D Shares, without the effect of any applicable fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2021 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Fund Report.”

*The predecessor Fund’s inception date – December 30, 2005

‡ As stated in the prospectus. See Financial Highlights for actual expense ratios during the reporting period.

Janus Investment Fund	3

Janus Henderson U.S. Managed Volatility Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (7/1/21)	Ending Account Value (12/31/21)	Expenses Paid During Period (7/1/21 - 12/31/21)†	Beginning Account Value (7/1/21)	Ending Account Value (12/31/21)	Expenses Paid During Period (7/1/21 - 12/31/21)†	Net Annualized Expense Ratio (7/1/21 - 12/31/21)
Class A Shares	$1,000.00	$1,090.80	$4.90	$1,000.00	$1,020.52	$4.74	0.93%
Class C Shares	$1,000.00	$1,088.00	$8.05	$1,000.00	$1,017.49	$7.78	1.53%
Class D Shares	$1,000.00	$1,093.20	$3.59	$1,000.00	$1,021.78	$3.47	0.68%
Class I Shares	$1,000.00	$1,093.00	$3.69	$1,000.00	$1,021.68	$3.57	0.70%
Class N Shares	$1,000.00	$1,093.10	$2.90	$1,000.00	$1,022.43	$2.80	0.55%
Class S Shares	$1,000.00	$1,090.90	$5.59	$1,000.00	$1,019.86	$5.40	1.06%
Class T Shares	$1,000.00	$1,091.60	$4.16	$1,000.00	$1,021.22	$4.02	0.79%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

4	DECEMBER 31, 2021

Janus Henderson U.S. Managed Volatility Fund

Schedule of Investments (unaudited)

December 31, 2021

Shares or Principal Amounts		Value
Common Stocks– 99.7%
Aerospace & Defense – 1.5%
L3Harris Technologies Inc	78,464	$16,731,663
Auto Components – 0.6%
Gentex Corp	182,605	6,363,784
Automobiles – 0.3%
Tesla Inc*	2,901	3,065,719
Biotechnology – 6.6%
AbbVie Inc	322,944	43,722,630
Moderna Inc*	86,207	21,894,854
Natera Inc*	49,857	4,656,145
United Therapeutics Corp*	25,699	5,553,040
		75,826,669
Capital Markets – 0.8%
Interactive Brokers Group Inc	23,924	1,900,044
Morningstar Inc	6,977	2,386,064
Tradeweb Markets Inc	55,076	5,515,311
		9,801,419
Commercial Services & Supplies – 2.2%
Copart Inc*	25,855	3,920,135
Waste Management Inc	128,551	21,455,162
		25,375,297
Communications Equipment – 1.0%
Arista Networks Inc*	70,451	10,127,331
Ubiquiti Inc	4,032	1,236,614
		11,363,945
Consumer Finance – 0.3%
SLM Corp	159,472	3,136,814
Diversified Consumer Services – 0.2%
Grand Canyon Education Inc*	23,744	2,035,098
Diversified Telecommunication Services – 0.7%
Lumen Technologies Inc	676,306	8,487,640
Electric Utilities – 4.2%
FirstEnergy Corp	780,832	32,474,803
Xcel Energy Inc	234,895	15,902,392
		48,377,195
Electrical Equipment – 0.8%
Vertiv Holdings Co	386,405	9,648,533
Entertainment – 1.5%
Liberty Media Corp-Liberty Formula One*	276,469	17,483,900
Equity Real Estate Investment Trusts (REITs) – 7.3%
American Homes 4 Rent LP	402,349	17,546,440
CubeSmart	294,580	16,764,548
CyrusOne Inc	35,846	3,216,103
Equity LifeStyle Properties Inc	42,484	3,724,147
First Industrial Realty Trust Inc	39,536	2,617,283
Life Storage Inc	110,213	16,882,427
Mid-America Apartment Communities Inc	100,357	23,025,910
		83,776,858
Food & Staples Retailing – 3.3%
Costco Wholesale Corp	28,231	16,026,739
Kroger Co	480,413	21,743,492
		37,770,231
Food Products – 2.0%
Archer-Daniels-Midland Co	348,521	23,556,534
Health Care Equipment & Supplies – 9.3%
Align Technology Inc*	6,396	4,203,323
Danaher Corp	29,886	9,832,793
Integra LifeSciences Holdings Corp*	72,514	4,857,713
ResMed Inc	110,196	28,703,854
STERIS PLC	79,709	19,401,968

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	5

Janus Henderson U.S. Managed Volatility Fund

Schedule of Investments (unaudited)

December 31, 2021

Shares or Principal Amounts		Value
Common Stocks– (continued)
Health Care Equipment & Supplies– (continued)
West Pharmaceutical Services Inc	86,520	$40,578,745
		107,578,396
Health Care Providers & Services – 2.3%
Guardant Health Inc*	91,194	9,121,224
Molina Healthcare Inc*	45,075	14,337,456
Premier Inc	72,167	2,971,115
		26,429,795
Hotels, Restaurants & Leisure – 3.2%
Domino's Pizza Inc	58,320	32,911,726
Vail Resorts Inc	12,024	3,942,670
		36,854,396
Household Durables – 2.3%
Garmin Ltd	116,370	15,846,103
Newell Brands Inc	498,190	10,880,470
		26,726,573
Information Technology Services – 2.6%
Amdocs Ltd	186,890	13,986,848
EPAM Systems Inc*	15,464	10,336,911
International Business Machines Corp	18,308	2,447,047
Kyndryl Holdings Inc*	97,224	1,759,754
Switch Inc	59,806	1,712,844
		30,243,404
Insurance – 3.4%
Assurant Inc	12,989	2,024,466
Assured Guaranty Ltd	36,735	1,844,097
Mercury General Corp	8,179	433,978
Progressive Corp	337,954	34,690,978
		38,993,519
Interactive Media & Services – 1.6%
Alphabet Inc - Class A*	1,633	4,730,866
Alphabet Inc - Class C*	1,523	4,406,938
Twitter Inc*	207,773	8,979,949
		18,117,753
Internet & Direct Marketing Retail – 1.3%
Amazon.com Inc*	4,430	14,771,126
Leisure Products – 0.5%
Hasbro Inc	59,205	6,025,885
Life Sciences Tools & Services – 3.6%
Bio-Rad Laboratories Inc*	23,356	17,647,093
QIAGEN NV*	280,216	15,574,405
Waters Corp*	22,112	8,238,931
		41,460,429
Machinery – 1.7%
Toro Co	99,747	9,965,723
Trane Technologies PLC	44,926	9,076,400
		19,042,123
Media – 1.6%
Liberty Broadband Corp*	15,097	2,429,107
New York Times Co	259,727	12,544,814
Sirius XM Holdings Inc#	539,333	3,424,765
		18,398,686
Multiline Retail – 1.0%
Target Corp	49,377	11,427,813
Multi-Utilities – 0.7%
Dominion Energy Inc	103,523	8,132,767
Professional Services – 0.8%
CoStar Group Inc*	37,478	2,961,886
FTI Consulting Inc*	17,520	2,687,918

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

6	DECEMBER 31, 2021

Janus Henderson U.S. Managed Volatility Fund

Schedule of Investments (unaudited)

December 31, 2021

Shares or Principal Amounts		Value
Common Stocks– (continued)
Professional Services– (continued)
Leidos Holdings Inc	33,925	$3,015,933
		8,665,737
Road & Rail – 2.8%
JB Hunt Transport Services Inc	116,233	23,758,025
Old Dominion Freight Line Inc	24,131	8,648,068
		32,406,093
Semiconductor & Semiconductor Equipment – 3.2%
Enphase Energy Inc*	73,007	13,355,901
Qualcomm Inc	128,030	23,412,846
		36,768,747
Software – 11.0%
Citrix Systems Inc	162,458	15,366,902
Crowdstrike Holdings Inc*	10,768	2,204,748
Mandiant Inc*	377,314	6,618,088
Microsoft Corp	114,351	38,458,528
NortonLifeLock Inc	676,245	17,568,845
Nuance Communications Inc*	84,978	4,700,983
Oracle Corp	195,425	17,043,014
Zscaler Inc*	77,562	24,922,997
		126,884,105
Specialty Retail – 0.9%
Advance Auto Parts Inc	13,896	3,333,372
AutoZone Inc*	2,025	4,245,190
CarMax Inc*	23,199	3,021,206
		10,599,768
Technology Hardware, Storage & Peripherals – 5.6%
Apple Inc	211,077	37,480,943
HP Inc	718,500	27,065,895
		64,546,838
Textiles, Apparel & Luxury Goods – 0.6%
NIKE Inc - Class B	44,142	7,357,147
Trading Companies & Distributors – 2.9%
Fastenal Co	521,275	33,392,877
Wireless Telecommunication Services – 3.5%
T-Mobile US Inc*	348,096	40,372,174
Total Common Stocks (cost $999,008,956)		1,147,997,450
Investment Companies– 0.5%
Money Markets – 0.5%
Janus Henderson Cash Liquidity Fund LLC, 0.0570%ºº,£((cost $5,495,048)	5,494,499	5,495,048
Investments Purchased with Cash Collateral from Securities Lending– 0.2%
Investment Companies – 0.2%
Janus Henderson Cash Collateral Fund LLC, 0%ºº,£	2,184,295	2,184,295
Time Deposits – 0%
Royal Bank of Canada, 0.0400%, 1/3/22	$546,074	546,074
Total Investments Purchased with Cash Collateral from Securities Lending (cost $2,730,369)		2,730,369
Total Investments (total cost $1,007,234,373) – 100.4%		1,156,222,867
Liabilities, net of Cash, Receivables and Other Assets – (0.4)%		(4,226,554)
Net Assets – 100%		$1,151,996,313

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	7

Janus Henderson U.S. Managed Volatility Fund

Schedule of Investments (unaudited)

December 31, 2021

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$1,140,648,462	98.7%
Germany	15,574,405	1.3

Total	$1,156,222,867	100.0%

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Value at 12/31/21
Investment Companies - 0.5%
Money Markets - 0.5%
Janus Henderson Cash Liquidity Fund LLC, 0.0570%ºº	$1,339	$-	$-	$5,495,048
Investments Purchased with Cash Collateral from Securities Lending - 0.2%
Investment Companies - 0.2%
Janus Henderson Cash Collateral Fund LLC, 0%ºº	6,756∆	-	-	2,184,295
Total Affiliated Investments - 0.7%	$8,095	$-	$-	$7,679,343

	Value at 6/30/21	Purchases	Sales Proceeds	Value at 12/31/21
Investment Companies - 0.5%
Money Markets - 0.5%
Janus Henderson Cash Liquidity Fund LLC, 0.0570%ºº	2,040,175	53,663,202	(50,208,329)	5,495,048
Investments Purchased with Cash Collateral from Securities Lending - 0.2%
Investment Companies - 0.2%
Janus Henderson Cash Collateral Fund LLC, 0%ºº	3,214,787	9,457,144	(10,487,636)	2,184,295

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	DECEMBER 31, 2021

Janus Henderson U.S. Managed Volatility Fund

Notes to Schedule of Investments and Other Information (unaudited)

Russell 1000® Index	Russell 1000® Index reflects the performance of U.S. large-cap equities.

LLC	Limited Liability Company
LP	Limited Partnership
PLC	Public Limited Company

*	Non-income producing security.

ºº	Rate shown is the 7-day yield as of December 31, 2021.

#	Loaned security; a portion of the security is on loan at December 31, 2021.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

∆	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of December 31, 2021. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments In Securities:
Common Stocks	$1,147,997,450	$-	$-
Investment Companies	-	5,495,048	-
Investments Purchased with Cash Collateral from Securities Lending	-	2,730,369	-
Total Assets	$1,147,997,450	$8,225,417	$-

Janus Investment Fund	9

Janus Henderson U.S. Managed Volatility Fund

Statement of Assets and Liabilities (unaudited)

December 31, 2021

See footnotes at the end of the Statement.

Assets:
Unaffiliated investments, at value (cost $999,555,030)(1)	$1,148,543,524
Affiliated investments, at value (cost $7,679,343)	7,679,343
Non-interested Trustees' deferred compensation	30,088
Receivables:
Fund shares sold	3,828,745
Dividends	669,705
Foreign tax reclaims	13,090
Dividends from affiliates	253
Other assets	15,386
Total Assets	1,160,780,134
Liabilities:
Due to custodian	1,308
Collateral for securities loaned (Note 2)	2,730,369
Payables:	—
Fund shares repurchased	5,011,133
Advisory fees	507,059
Transfer agent fees and expenses	218,111
Professional fees	31,340
12b-1 Distribution and shareholder servicing fees	30,456
Non-interested Trustees' deferred compensation fees	30,088
Custodian fees	2,803
Affiliated fund administration fees payable	2,535
Non-interested Trustees' fees and expenses	527
Accrued expenses and other payables	218,092
Total Liabilities	8,783,821
Net Assets	$1,151,996,313

See Notes to Financial Statements.

10	DECEMBER 31, 2021

Janus Henderson U.S. Managed Volatility Fund

Statement of Assets and Liabilities (unaudited)

December 31, 2021

Net Assets Consist of:
Capital (par value and paid-in surplus)	$1,032,681,468
Total distributable earnings (loss)	119,314,845
Total Net Assets	$1,151,996,313
Net Assets - Class A Shares	$26,825,671
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	2,503,834
Net Asset Value Per Share(2)	$10.71
Maximum Offering Price Per Share(3)	$11.36
Net Assets - Class C Shares	$20,699,464
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	2,025,800
Net Asset Value Per Share(2)	$10.22
Net Assets - Class D Shares	$383,407,351
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	36,601,992
Net Asset Value Per Share	$10.48
Net Assets - Class I Shares	$463,241,308
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	43,341,983
Net Asset Value Per Share	$10.69
Net Assets - Class N Shares	$48,588,148
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	4,573,256
Net Asset Value Per Share	$10.62
Net Assets - Class S Shares	$28,991,616
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	2,712,538
Net Asset Value Per Share	$10.69
Net Assets - Class T Shares	$180,242,755
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	17,195,887
Net Asset Value Per Share	$10.48

(1) Includes $2,568,569 of securities on loan. See Note 2 in Notes to Financial Statements.

(2) Redemption price per share may be reduced for any applicable contingent deferred sales charge.

(3) Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

Janus Investment Fund	11

Janus Henderson U.S. Managed Volatility Fund

Statement of Operations (unaudited)

For the period ended December 31, 2021

Investment Income:
Dividends	$7,878,300
Affiliated securities lending income, net	6,756
Dividends from affiliates	1,339
Unaffiliated securities lending income, net	115
Other income	16
Foreign tax withheld	(7,497)
Total Investment Income	7,879,029
Expenses:
Advisory fees	2,967,316
12b-1 Distribution and shareholder servicing fees:
Class A Shares	34,274
Class C Shares	94,715
Class S Shares	36,912
Transfer agent administrative fees and expenses:
Class D Shares	209,040
Class S Shares	36,912
Class T Shares	235,961
Transfer agent networking and omnibus fees:
Class A Shares	16,142
Class C Shares	7,287
Class I Shares	440,716
Other transfer agent fees and expenses:
Class A Shares	770
Class C Shares	478
Class D Shares	26,540
Class I Shares	10,420
Class N Shares	896
Class S Shares	191
Class T Shares	1,151
Registration fees	98,525
Shareholder reports expense	62,088
Professional fees	23,691
Affiliated fund administration fees	14,837
Non-interested Trustees’ fees and expenses	9,861
Custodian fees	5,719
Other expenses	55,899
Total Expenses	4,390,341
Less: Excess Expense Reimbursement and Waivers	(90,186)
Net Expenses	4,300,155
Net Investment Income/(Loss)	3,578,874

See Notes to Financial Statements.

12	DECEMBER 31, 2021

Janus Henderson U.S. Managed Volatility Fund

Statement of Operations (unaudited)

For the period ended December 31, 2021

Net Realized Gain/(Loss) on Investments:
Investments	$29,258,816
Total Net Realized Gain/(Loss) on Investments	29,258,816
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation	69,977,949
Total Change in Unrealized Net Appreciation/Depreciation	69,977,949
Net Increase/(Decrease) in Net Assets Resulting from Operations	$102,815,639

See Notes to Financial Statements.

Janus Investment Fund	13

Janus Henderson U.S. Managed Volatility Fund

Statements of Changes in Net Assets

	Period ended December 31, 2021 (unaudited)	Year ended June 30, 2021

Operations:
Net investment income/(loss)	$3,578,874	$6,898,847
Net realized gain/(loss) on investments	29,258,816	328,001,877
Change in unrealized net appreciation/depreciation	69,977,949	(70,805,451)
Net Increase/(Decrease) in Net Assets Resulting from Operations	102,815,639	264,095,273
Dividends and Distributions to Shareholders:
Class A Shares	(6,243,071)	(3,433,859)
Class C Shares	(5,022,239)	(2,662,531)
Class D Shares	(89,743,113)	(40,284,343)
Class I Shares	(108,118,152)	(50,572,370)
Class N Shares	(11,274,918)	(5,755,279)
Class S Shares	(6,598,779)	(3,182,516)
Class T Shares	(43,284,104)	(25,448,838)
Net Decrease from Dividends and Distributions to Shareholders	(270,284,376)	(131,339,736)
Capital Share Transactions:
Class A Shares	4,508,130	(4,160,863)
Class C Shares	2,636,072	(5,485,968)
Class D Shares	78,403,572	6,206,457
Class I Shares	60,828,614	(13,712,682)
Class N Shares	525,481	1,942,622
Class S Shares	4,351,404	(976,109)
Class T Shares	20,964,909	(45,830,783)
Net Increase/(Decrease) from Capital Share Transactions	172,218,182	(62,017,326)
Net Increase/(Decrease) in Net Assets	4,749,445	70,738,211
Net Assets:
Beginning of period	1,147,246,868	1,076,508,657
End of period	$1,151,996,313	$1,147,246,868

See Notes to Financial Statements.

14	DECEMBER 31, 2021

Janus Henderson U.S. Managed Volatility Fund

Financial Highlights

Class A Shares
For a share outstanding during the period ended December 31, 2021 (unaudited) and the year ended June 30	2021	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$12.76	$11.38	$11.37	$11.66	$10.41	$9.87
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.03	0.05	0.12	0.12	0.08	0.12
Net realized and unrealized gain/(loss)	1.08	2.82	0.24	0.39	1.73	0.60
Total from Investment Operations	1.11	2.87	0.36	0.51	1.81	0.72
Less Dividends and Distributions:
Dividends (from net investment income)	(0.03)	(0.13)	(0.06)	(0.17)	(0.40)	(0.18)
Distributions (from capital gains)	(3.13)	(1.36)	(0.29)	(0.63)	(0.16)	—
Total Dividends and Distributions	(3.16)	(1.49)	(0.35)	(0.80)	(0.56)	(0.18)
Net Asset Value, End of Period	$10.71	$12.76	$11.38	$11.37	$11.66	$10.41
Total Return*	9.08%	26.48%	3.14%	5.54%	17.73%	7.38%
Net Assets, End of Period (in thousands)	$26,826	$26,218	$27,092	$28,718	$24,345	$42,371
Average Net Assets for the Period (in thousands)	$26,903	$28,579	$29,019	$26,466	$26,879	$32,360
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.93%	0.94%	0.94%	0.96%	0.94%	0.92%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.93%	0.94%	0.94%	0.96%	0.94%	0.92%
Ratio of Net Investment Income/(Loss)	0.41%	0.43%	1.08%	1.07%	0.69%	1.21%
Portfolio Turnover Rate	59%	190%	102%	87%	102%	108%

Class C Shares
For a share outstanding during the period ended December 31, 2021 (unaudited) and the year ended June 30	2021	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$12.32	$11.02	$11.04	$11.32	$10.16	$9.62
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	(0.01)	(0.02)	0.05	0.05	0.01	0.04
Net realized and unrealized gain/(loss)	1.04	2.72	0.22	0.39	1.68	0.59
Total from Investment Operations	1.03	2.70	0.27	0.44	1.69	0.63
Less Dividends and Distributions:
Dividends (from net investment income)	—	(0.04)	—	(0.09)	(0.37)	(0.09)
Distributions (from capital gains)	(3.13)	(1.36)	(0.29)	(0.63)	(0.16)	—
Total Dividends and Distributions	(3.13)	(1.40)	(0.29)	(0.72)	(0.53)	(0.09)
Net Asset Value, End of Period	$10.22	$12.32	$11.02	$11.04	$11.32	$10.16
Total Return*	8.80%	25.71%	2.41%	4.94%	16.96%	6.59%
Net Assets, End of Period (in thousands)	$20,699	$21,286	$24,089	$29,433	$31,692	$34,652
Average Net Assets for the Period (in thousands)	$21,036	$23,134	$27,415	$30,565	$32,871	$23,745
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.53%	1.58%	1.58%	1.61%	1.54%	1.67%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.53%	1.58%	1.58%	1.61%	1.54%	1.67%
Ratio of Net Investment Income/(Loss)	(0.19)%	(0.21)%	0.44%	0.41%	0.12%	0.39%
Portfolio Turnover Rate	59%	190%	102%	87%	102%	108%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	15

Janus Henderson U.S. Managed Volatility Fund

Financial Highlights

Class D Shares
For a share outstanding during the period ended December 31, 2021 (unaudited) and the year ended June 30	2021	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$12.56	$11.23	$11.22	$11.52	$10.29	$9.75
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.04	0.08	0.15	0.15	0.11	0.19
Net realized and unrealized gain/(loss)	1.07	2.77	0.24	0.37	1.70	0.55
Total from Investment Operations	1.11	2.85	0.39	0.52	1.81	0.74
Less Dividends and Distributions:
Dividends (from net investment income)	(0.06)	(0.16)	(0.09)	(0.19)	(0.42)	(0.20)
Distributions (from capital gains)	(3.13)	(1.36)	(0.29)	(0.63)	(0.16)	—
Total Dividends and Distributions	(3.19)	(1.52)	(0.38)	(0.82)	(0.58)	(0.20)
Net Asset Value, End of Period	$10.48	$12.56	$11.23	$11.22	$11.52	$10.29
Total Return*	9.32%	26.71%	3.41%	5.79%	17.99%	7.67%
Net Assets, End of Period (in thousands)	$383,407	$361,567	$315,423	$337,476	$343,865	$326,401
Average Net Assets for the Period (in thousands)	$372,030	$341,346	$327,755	$335,559	$334,494	$24,628
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.68%	0.68%	0.69%	0.71%	0.69%	0.79%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.68%	0.68%	0.69%	0.71%	0.69%	0.79%
Ratio of Net Investment Income/(Loss)	0.66%	0.66%	1.33%	1.31%	0.98%	2.03%
Portfolio Turnover Rate	59%	190%	102%	87%	102%	108%

Class I Shares
For a share outstanding during the period ended December 31, 2021 (unaudited) and the year ended June 30	2021	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$12.75	$11.37	$11.36	$11.65	$10.40	$9.86
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.04	0.08	0.15	0.15	0.11	0.14
Net realized and unrealized gain/(loss)	1.09	2.81	0.24	0.38	1.73	0.61
Total from Investment Operations	1.13	2.89	0.39	0.53	1.84	0.75
Less Dividends and Distributions:
Dividends (from net investment income)	(0.06)	(0.15)	(0.09)	(0.19)	(0.43)	(0.21)
Distributions (from capital gains)	(3.13)	(1.36)	(0.29)	(0.63)	(0.16)	—
Total Dividends and Distributions	(3.19)	(1.51)	(0.38)	(0.82)	(0.59)	(0.21)
Net Asset Value, End of Period	$10.69	$12.75	$11.37	$11.36	$11.65	$10.40
Total Return*	9.30%	26.75%	3.37%	5.81%	18.02%	7.76%
Net Assets, End of Period (in thousands)	$463,241	$468,596	$428,888	$685,211	$643,071	$325,847
Average Net Assets for the Period (in thousands)	$477,232	$439,089	$645,830	$674,516	$495,143	$203,913
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.73%	0.73%	0.69%	0.70%	0.68%	0.65%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.70%	0.69%	0.69%	0.70%	0.68%	0.65%
Ratio of Net Investment Income/(Loss)	0.64%	0.66%	1.33%	1.32%	0.98%	1.43%
Portfolio Turnover Rate	59%	190%	102%	87%	102%	108%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

16	DECEMBER 31, 2021

Janus Henderson U.S. Managed Volatility Fund

Financial Highlights

Class N Shares
For a share outstanding during the period ended December 31, 2021 (unaudited) and the year ended June 30	2021	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$12.70	$11.34	$11.33	$11.62	$10.37	$9.83
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.05	0.10	0.17	0.16	0.12	0.16
Net realized and unrealized gain/(loss)	1.08	2.79	0.23	0.39	1.72	0.60
Total from Investment Operations	1.13	2.89	0.40	0.55	1.84	0.76
Less Dividends and Distributions:
Dividends (from net investment income)	(0.08)	(0.17)	(0.10)	(0.21)	(0.43)	(0.22)
Distributions (from capital gains)	(3.13)	(1.36)	(0.29)	(0.63)	(0.16)	—
Total Dividends and Distributions	(3.21)	(1.53)	(0.39)	(0.84)	(0.59)	(0.22)
Net Asset Value, End of Period	$10.62	$12.70	$11.34	$11.33	$11.62	$10.37
Total Return*	9.31%	26.89%	3.53%	6.01%	18.13%	7.87%
Net Assets, End of Period (in thousands)	$48,588	$54,635	$46,912	$48,624	$44,651	$44,318
Average Net Assets for the Period (in thousands)	$53,250	$49,066	$48,706	$48,621	$43,765	$61,477
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.55%	0.55%	0.55%	0.56%	0.54%	0.57%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.55%	0.55%	0.55%	0.56%	0.54%	0.57%
Ratio of Net Investment Income/(Loss)	0.78%	0.78%	1.47%	1.46%	1.12%	1.63%
Portfolio Turnover Rate	59%	190%	102%	87%	102%	108%

Class S Shares
For a share outstanding during the period ended December 31, 2021 (unaudited) and the year ended June 30	2021	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$12.73	$11.36	$11.35	$11.63	$10.40	$9.83
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.02	0.04	0.11	0.11	0.07	0.15
Net realized and unrealized gain/(loss)	1.08	2.80	0.24	0.39	1.72	0.57
Total from Investment Operations	1.10	2.84	0.35	0.50	1.79	0.72
Less Dividends and Distributions:
Dividends (from net investment income)	(0.01)	(0.11)	(0.05)	(0.15)	(0.40)	(0.15)
Distributions (from capital gains)	(3.13)	(1.36)	(0.29)	(0.63)	(0.16)	—
Total Dividends and Distributions	(3.14)	(1.47)	(0.34)	(0.78)	(0.56)	(0.15)
Net Asset Value, End of Period	$10.69	$12.73	$11.36	$11.35	$11.63	$10.40
Total Return*	9.09%	26.29%	3.02%	5.45%	17.56%	7.40%
Net Assets, End of Period (in thousands)	$28,992	$28,736	$26,404	$28,815	$31,160	$35,264
Average Net Assets for the Period (in thousands)	$28,970	$28,167	$28,036	$29,626	$31,843	$3,882
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.06%	1.05%	1.05%	1.06%	1.04%	1.12%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.06%	1.04%	1.05%	1.05%	1.03%	1.08%
Ratio of Net Investment Income/(Loss)	0.28%	0.30%	0.97%	0.97%	0.62%	1.50%
Portfolio Turnover Rate	59%	190%	102%	87%	102%	108%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	17

Janus Henderson U.S. Managed Volatility Fund

Financial Highlights

Class T Shares
For a share outstanding during the period ended December 31, 2021 (unaudited) and the year ended June 30	2021	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$12.56	$11.22	$11.21	$11.51	$10.28	$9.75
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.04	0.07	0.14	0.14	0.10	0.13
Net realized and unrealized gain/(loss)	1.06	2.77	0.24	0.37	1.71	0.59
Total from Investment Operations	1.10	2.84	0.38	0.51	1.81	0.72
Less Dividends and Distributions:
Dividends (from net investment income)	(0.05)	(0.14)	(0.08)	(0.18)	(0.42)	(0.19)
Distributions (from capital gains)	(3.13)	(1.36)	(0.29)	(0.63)	(0.16)	—
Total Dividends and Distributions	(3.18)	(1.50)	(0.37)	(0.81)	(0.58)	(0.19)
Net Asset Value, End of Period	$10.48	$12.56	$11.22	$11.21	$11.51	$10.28
Total Return*	9.16%	26.70%	3.32%	5.67%	17.94%	7.48%
Net Assets, End of Period (in thousands)	$180,243	$186,208	$207,700	$245,736	$260,106	$254,637
Average Net Assets for the Period (in thousands)	$185,263	$211,171	$230,458	$255,699	$258,372	$156,046
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.80%	0.79%	0.79%	0.80%	0.79%	0.82%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.79%	0.78%	0.79%	0.80%	0.78%	0.82%
Ratio of Net Investment Income/(Loss)	0.55%	0.58%	1.23%	1.23%	0.88%	1.31%
Portfolio Turnover Rate	59%	190%	102%	87%	102%	108%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

18	DECEMBER 31, 2021

Janus Henderson U.S. Managed Volatility Fund

Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

Janus Henderson U.S. Managed Volatility Fund (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 41 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks long-term growth of capital. The Fund is classified as diversified, as defined in the 1940 Act. Janus Henderson Investors US LLC (formerly Janus Capital Management LLC) is the investment adviser (the “Adviser”) to the Fund.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares.

Class A Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class C Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, and bank trust platforms.

Class C Shares are closed to investments by new employer-sponsored retirement plans and existing employer-sponsored retirement plans are no longer able to make additional purchases or exchanges into Class C Shares.

The Funds currently implement an automatic conversion feature pursuant to which Class C Shares that have been held for eight years are automatically converted to Class A Shares without the imposition of any sales charge, fee or other charge. The conversion will generally occur no later than ten business days in the month following the month of the eighth anniversary of the date of purchase. Class C Shares purchased through the reinvestment of dividends and other distributions on Class C Shares will convert to Class A Shares at the same time as the original Class C Shares with respect to which they were purchased. For Class C Shares held in omnibus accounts on intermediary platforms, the Fund will rely on these intermediaries to implement this conversion feature. Your financial intermediary may have separate policies and procedures as to when and how Class C Shares may be converted to Class A Shares. Please contact your financial intermediary for additional information.

Effective July 6, 2020, Class D Shares are available to new investors, subject to any closed fund policies for a Fund, as applicable. Previously, Class D Shares were only available to investors who already had a direct account with the Janus Henderson funds; immediate family members or members of the same household of an eligible individual investor; and existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus Henderson funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments, who established Class I Share accounts before August 4, 2017.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of: 1) certain adviser-assisted, employer-sponsored retirement plans, including 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and certain welfare benefit plans, such as health savings accounts, and nonqualified deferred compensation plans; and 2) retail investors purchasing in qualified or nonqualified accounts, whose accounts are held through an omnibus account at their financial intermediary, and where the financial intermediary requires no payment or reimbursement from the Fund, the Adviser, or its affiliates. Class N Shares are also available to Janus Henderson proprietary products and to certain direct institutional investors approved by Janus Distributors US LLC dba Janus Henderson Distributors (formerly Janus Distributors LLC) (the “Distributor”) including, but not limited to, corporations, certain retirement plans, public plans, and foundations and endowments, subject to minimum investment requirements.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory

Janus Investment Fund	19

Janus Henderson U.S. Managed Volatility Fund

Notes to Financial Statements (unaudited)

programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with the Adviser or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with the Adviser or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with United States of America generally accepted accounting principles ("US GAAP").

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service

20	DECEMBER 31, 2021

Janus Henderson U.S. Managed Volatility Fund

Notes to Financial Statements (unaudited)

approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of December 31, 2021 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income is recorded daily on the accrual basis and includes amortization of premiums and accretion of discounts. The Fund classifies gains and losses on prepayments received as an adjustment to interest income. Debt securities may be placed in non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivables when collection of all or a portion of interest has become doubtful. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Janus Investment Fund	21

Janus Henderson U.S. Managed Volatility Fund

Notes to Financial Statements (unaudited)

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

The Fund generally declares and distributes dividends of net investment income and realized capital gains (if any) annually. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or a Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Fund's equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Other Investments and Strategies

Additional Investment Risk

In response to the COVID-19 pandemic, the U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets, including reducing interest rates to record-low levels. Extremely low or negative interest rates may become more prevalent or may not work as intended. As there is little precedent for this situation, the impact on various markets that interest rate or other significant policy changes may have is unknown. The withdrawal of this support, a failure of measures put in place in response to such economic uncertainty, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation.

Widespread disease, including pandemics and epidemics, and natural or environmental disasters, including those which may be attributable to global climate change, such as earthquakes, fires, floods, hurricanes, tsunamis and weather-related phenomena generally, have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a Fund’s investments. Economies and financial markets throughout the world have become increasingly interconnected, which increases the likelihood that events or conditions in one region or country will adversely affect markets or issuers in other regions or countries, including the United States. These disruptions could prevent a Fund from executing advantageous investment decisions in a timely manner and negatively impact a Fund’s ability to achieve its investment objective(s). Any such event(s) could have a significant adverse impact on the value of a Fund. In addition, these disruptions could also impair the information technology and other operational systems upon which the Fund’s service providers, including the Adviser or the subadviser (as applicable), rely, and could otherwise disrupt the ability of employees of the Fund’s service providers to perform essential tasks on behalf of the Fund. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance and reinsurance companies that insure or reinsure against the impact of natural disasters.

22	DECEMBER 31, 2021

Janus Henderson U.S. Managed Volatility Fund

Notes to Financial Statements (unaudited)

A number of countries in the European Union (the “EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen, or spread further within the EU. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Among other things, these developments have adversely affected the value and exchange rate of the euro and pound sterling, and may continue to significantly affect the economies of all EU countries, which in turn may have a material adverse effect on the Fund’s investments in such countries, other countries that depend on EU countries for significant amounts of trade or investment, or issuers with exposure to debt issued by certain EU countries.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the "Offsetting Assets and Liabilities" section of this Note for further details.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that the Adviser believes to be creditworthy at the time of the transaction. There is always the risk that the Adviser’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Offsetting Assets and Liabilities

The Fund presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

The following table presents gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see the Fund's Schedule of Investments.

Offsetting of Financial Assets and Derivative Assets

Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Assets	or Liability(a)	Pledged(b)	Net Amount

JPMorgan Chase Bank, National Association	$2,568,569	$—	$(2,568,569)	$—

(a)

Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

Janus Investment Fund	23

Janus Henderson U.S. Managed Volatility Fund

Notes to Financial Statements (unaudited)

JPMorgan Chase Bank, National Association acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodial functions in accordance with the Non-Custodial Securities Lending Agreement. For financial reporting purposes, the Fund does not offset financial instruments' payables and receivables and related collateral on the Statement of Assets and Liabilities. Securities on loan will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the Securities and Exchange Commission (the “SEC”). See “Securities Lending” in the “Notes to Financial Statements” for additional information.

Real Estate Investing

To the extent that real estate-related securities may be included in the Fund’s named benchmark index, Intech’s mathematical investment process may select equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Securities Lending

Under procedures adopted by the Trustees, the Fund may seek to earn additional income by lending securities to certain qualified broker-dealers and institutions. JPMorgan Chase Bank, National Association acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodial functions in accordance with the Non-Custodial Securities Lending Agreement. The Fund may lend fund securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, the Adviser makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund. In certain circumstances individual loan transactions could yield negative returns.

Upon receipt of cash collateral, the Adviser may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. The Adviser currently intends to primarily invest the cash collateral in a cash management vehicle for which the Adviser serves as investment adviser, Janus Henderson Cash Collateral Fund LLC, or in time deposits. An investment in Janus Henderson Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Fund to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Fund and Janus Henderson Cash Collateral Fund LLC, the Adviser has an inherent conflict of interest as a result of its fiduciary duties to both the Fund and Janus Henderson Cash Collateral Fund LLC. Additionally, the Adviser receives an investment advisory fee of 0.05% for managing Janus Henderson Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Fund may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation. Additional required collateral, or excess collateral returned, is delivered on the next business day. Therefore, the value of the collateral held may be temporarily less than 102% or

24	DECEMBER 31, 2021

Janus Henderson U.S. Managed Volatility Fund

Notes to Financial Statements (unaudited)

105% value of the securities on loan. The cash collateral invested by the Adviser is disclosed in the Schedule of Investments (if applicable).

Income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the lending agent are included as “Affiliated securities lending income, net” on the Statement of Operations. As of December 31, 2021, securities lending transactions accounted for as secured borrowings with an overnight and continuous contractual maturity are $2,568,569. Gross amounts of recognized liabilities for securities lending (collateral received) as of December 31, 2021 is $2,730,369, resulting in the net amount due to the counterparty of $161,800.

3. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays the Adviser an investment advisory fee which is calculated daily and paid monthly. The Fund’s contractual investment advisory fee rate (expressed as an annual rate) is 0.50% of its average daily net assets.

Intech Investment Management LLC (“Intech”) serves as subadviser to the Fund. As subadviser, Intech provides day-to-day management of the investment operations of the Fund subject to the general oversight of the Adviser. The Adviser owns approximately 97% of Intech.

The Adviser pays Intech a subadvisory fee rate equal to 50% of the investment advisory fee paid by the Fund to the Adviser (net of any fee waivers and expense reimbursements).

The Adviser has contractually agreed to waive the investment advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s total annual fund operating expenses, including the investment advisory fee, but excluding the fees payable pursuant to a Rule 12b-1 plan, shareholder servicing fees, such as transfer agency fees (including out-of-pocket costs), administrative services fees and any networking/omnibus payable by any share class, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.65% of the Fund’s average daily net assets. The Adviser has agreed to continue the waivers for at least a one-year period commencing October 28, 2021. If applicable, amounts waived and/or reimbursed to the Fund by the Adviser are disclosed as “Excess Expense Reimbursement and Waivers” on the Statement of Operations.

Janus Henderson Services US LLC (formerly Janus Services LLC) (the “Transfer Agent”), a wholly-owned subsidiary of the Adviser, is the Fund’s transfer agent. In addition, the Transfer Agent provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund. The Transfer Agent is not compensated for its services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to the Transfer Agent, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between the Transfer Agent and the Fund, the Transfer Agent may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. The Adviser and its affiliates benefit from an increase in assets that may result from such relationships. The Funds’ Trustees have set limits on fees that the Funds may incur with respect to administrative fees paid for omnibus or networked accounts. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Fund pays an annual administrative services fee based on the average daily net assets of Class D Shares for shareholder services provided by the Transfer Agent, as detailed below.

Average Daily Net Assets of Class D Shares of the Janus Henderson funds	Administrative Services Fee
Under $40 billion	0.12%
$40 billion – $49.9 billion	0.10%
Over $49.9 billion	0.08%

The Fund’s actual Class D administrative fee rate was 0.11% for the reporting period.

Janus Investment Fund	25

Janus Henderson U.S. Managed Volatility Fund

Notes to Financial Statements (unaudited)

The Transfer Agent provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

The Transfer Agent receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class S Shares and Class T Shares for providing or procuring administrative services to investors in Class S Shares and Class T Shares of the Fund. The Transfer Agent expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. The Transfer Agent or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class S Shares and Class T Shares of the Fund. The Transfer Agent may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class S Shares and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with the Adviser. For all share classes, the Transfer Agent also seeks reimbursement for costs it incurs as transfer agent and for providing servicing.

The Transfer Agent is compensated for its services related to the Fund’s Class D Shares. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, the Distributor, a wholly-owned subsidiary of the Adviser, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets, and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to the Distributor for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution and shareholder servicing fees” in the Statement of Operations.

The Adviser serves as administrator to the Fund pursuant to an administration agreement between the Adviser and the Trust. Under the administration agreement, the Adviser is obligated to provide or arrange for the provision of certain administration, compliance, and accounting services to the Fund, including providing office space for the Fund, and is reimbursed by the Fund for certain of its costs in providing these services (to the extent the Adviser seeks reimbursement and such costs are not otherwise waived). In addition, employees of the Adviser and/or its affiliates may serve as officers of the Trust. The Fund pays for some or all of the salaries, fees, and expenses of the Adviser employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by the Adviser, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services the Adviser (or any subadvisor, as applicable) provides to the Fund. These amounts are disclosed as “Affiliated fund administration fees” on the Statement of Operations. In addition, some expenses related to compensation payable to the Fund’s Chief Compliance Officer and certain compliance staff, all of whom are employees of the Adviser and/or its affiliates, are shared with the Fund. Total compensation of $192,161 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the period ended December 31, 2021. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

26	DECEMBER 31, 2021

Janus Henderson U.S. Managed Volatility Fund

Notes to Financial Statements (unaudited)

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of December 31, 2021 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Total distributable earnings (loss)” on the Statement of Assets and Liabilities. Deferred compensation expenses for the period ended December 31, 2021 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $204,400 were paid by the Trust to the Trustees under the Deferred Plan during the period ended December 31, 2021.

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or non-affiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles that operate as money market funds. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, the Adviser has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Henderson Cash Liquidity Fund LLC (the “Sweep Vehicle”) is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. The Sweep Vehicle operates pursuant to the provisions of the 1940 Act that govern the operation of money market funds and prices its shares at NAV reflecting market-based values of its portfolio securities (i.e., a “floating” NAV) rounded to the fourth decimal place (e.g., $1.0000). The Sweep Vehicle is permitted to impose a liquidity fee (of up to 2%) on redemptions from the Sweep Vehicle or a redemption gate that temporarily suspends redemptions from the Sweep Vehicle for up to 10 business days during a 90 day period. There are no restrictions on the Fund's ability to withdraw investments from the Sweep Vehicle at will, and there are no unfunded capital commitments due from the Fund to the Sweep Vehicle. The Sweep Vehicle does not charge any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended December 31, 2021 can be found in the “Schedules of Affiliated Investments” located in the Schedule of Investments.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Henderson Distributors and financial intermediaries. During the period ended December 31, 2021, Janus Henderson Distributors retained upfront sales charges of $399.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to Janus Henderson Distributors during the period ended December 31, 2021.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the period ended December 31, 2021, redeeming shareholders of Class C Shares paid CDSCs of $8.

Janus Investment Fund	27

Janus Henderson U.S. Managed Volatility Fund

Notes to Financial Statements (unaudited)

As of December 31, 2021, shares of the Fund were owned by affiliates of Janus Henderson Investors, and/or other funds advised by Janus Henderson, as indicated in the table below:

Class	% of Class Owned	% of Fund Owned
Class A Shares	-%	-%
Class C Shares	-	-
Class D Shares	-	-
Class I Shares	-	-
Class N Shares	73	3
Class S Shares	-	-
Class T Shares	-	-

In addition, other shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with US GAAP).

4. Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from US GAAP. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers.

The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2021 are noted below. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in partnerships.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 1,008,048,991	$ 176,810,194	$(28,636,318)	$ 148,173,876

28	DECEMBER 31, 2021

Janus Henderson U.S. Managed Volatility Fund

Notes to Financial Statements (unaudited)

5. Capital Share Transactions

	Period ended December 31, 2021		Year ended June 30, 2021
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	275,073	$ 3,155,623	514,221	$ 6,242,296
Reinvested dividends and distributions	405,815	4,273,228	211,952	2,462,878
Shares repurchased	(231,977)	(2,920,721)	(1,051,019)	(12,866,037)
Net Increase/(Decrease)	448,911	$ 4,508,130	(324,846)	$ (4,160,863)
Class C Shares:
Shares sold	48,127	$ 560,452	59,259	$ 701,226
Reinvested dividends and distributions	477,618	4,795,282	218,850	2,462,062
Shares repurchased	(228,358)	(2,719,662)	(734,781)	(8,649,256)
Net Increase/(Decrease)	297,387	$ 2,636,072	(456,672)	$ (5,485,968)
Class D Shares:
Shares sold	777,496	$ 9,893,614	1,436,796	$ 17,280,406
Reinvested dividends and distributions	8,582,603	88,314,982	3,474,491	39,678,692
Shares repurchased	(1,547,236)	(19,805,024)	(4,216,455)	(50,752,641)
Net Increase/(Decrease)	7,812,863	$78,403,572	694,832	$ 6,206,457
Class I Shares:
Shares sold	3,301,806	$42,285,935	7,234,711	$ 88,979,673
Reinvested dividends and distributions	9,607,993	100,883,927	4,054,688	47,034,383
Shares repurchased	(6,314,924)	(82,341,248)	(12,251,356)	(149,726,738)
Net Increase/(Decrease)	6,594,875	$60,828,614	(961,957)	$(13,712,682)
Class N Shares:
Shares sold	132,105	$ 1,732,416	626,872	$ 7,724,952
Reinvested dividends and distributions	1,078,172	11,256,121	498,414	5,751,697
Shares repurchased	(938,274)	(12,463,056)	(960,794)	(11,534,027)
Net Increase/(Decrease)	272,003	$ 525,481	164,492	$ 1,942,622
Class S Shares:
Shares sold	54,311	$ 634,531	182,920	$ 2,216,484
Reinvested dividends and distributions	627,437	6,588,086	273,944	3,177,746
Shares repurchased	(226,552)	(2,871,213)	(523,670)	(6,370,339)
Net Increase/(Decrease)	455,196	$ 4,351,404	(66,806)	$ (976,109)
Class T Shares:
Shares sold	461,535	$ 5,737,117	1,484,571	$ 17,854,091
Reinvested dividends and distributions	4,064,600	41,865,383	2,176,320	24,853,579
Shares repurchased	(2,161,165)	(26,637,591)	(7,336,932)	(88,538,453)
Net Increase/(Decrease)	2,364,970	$20,964,909	(3,676,041)	$(45,830,783)

6. Purchases and Sales of Investment Securities

For the period ended December 31, 2021, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$682,243,628	$ 779,470,657	$ -	$ -

Janus Investment Fund	29

Janus Henderson U.S. Managed Volatility Fund

Notes to Financial Statements (unaudited)

7. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to December 31, 2021 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements other than the following:.

On February 3, 2022, Janus Henderson Group plc (“Janus Henderson”) announced it will be selling its majority interest in Intech Investment Management LLC (“Intech”), the subadviser to the Fund. The completion of the transaction is anticipated during the first half of 2022. The Adviser and Intech are assessing options with respect to the continued management of the Fund. Intech will continue to provide subadvisory services to the Fund in the interim.

30	DECEMBER 31, 2021

Janus Henderson U.S. Managed Volatility Fund

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC as an exhibit to Form N-PORT within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to shareholders. The Fund’s Form N-PORT filings and annual and semiannual reports: (i) are available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free) (or 1-800-525-3713 if you hold Class D shares). Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 60-day lag under Full Holdings for the Fund at janushenderson.com/info (or janushenderson.com/reports if you hold Class D Shares).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each portfolio of Janus Aspen Series (each, a “VIT Portfolio,” and collectively, the “VIT Portfolios”), as well as each fund of Janus Investment Fund (each, a “Fund,” and collectively, the “Funds” and together with the VIT Portfolios, the “Janus Henderson Funds,” and each, a “Janus Henderson Fund”). As required by law, the Trustees determine annually whether to continue the investment advisory agreement for each Janus Henderson Fund and the subadvisory agreement for each Janus Henderson Fund that utilizes a subadviser.

In connection with their most recent consideration of those agreements for each Janus Henderson Fund, the Trustees received and reviewed information provided by Janus Henderson Investors US LLC (formerly, Janus Capital Management LLC) (the “Adviser”) and the subadviser in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At meetings held on November 3-4, 2021 and December 7-8, 2021, the Trustees’ evaluated the information provided by the Adviser, the subadviser, and the independent fee consultant, as well as other information addressed during the year. Following such evaluation, the Trustees determined that the overall arrangements between each Janus Henderson Fund and the Adviser and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by the Adviser, its affiliates and the subadviser, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment and unanimously approved the continuation of the investment advisory agreement for each Janus Henderson Fund and the subadvisory agreement for each subadvised Janus Henderson Fund, for the period from February 1, 2022 through February 1, 2023, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and, for the purpose of peer comparisons any administration fees (excluding out of pocket costs), net of any waivers, paid by a fund as a percentage of average net assets.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by the Adviser and the subadviser to the Janus Henderson Funds, taking into account the investment objective, strategies and policies of each Janus Henderson

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Janus Henderson U.S. Managed Volatility Fund

Additional Information (unaudited)

Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Janus Henderson Funds. In addition, the Trustees reviewed the resources and key personnel of the Adviser and the subadviser, particularly noting those employees who provide investment and risk management services to the Janus Henderson Funds. The Trustees also considered other services provided to the Janus Henderson Funds by the Adviser or the subadviser, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered the Adviser’s role as administrator to the Janus Henderson Funds, noting that the Adviser generally does not receive a fee for its services as administrator, but is reimbursed for its out-of-pocket costs. The Trustees considered the role of the Adviser in monitoring adherence to the Janus Henderson Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Janus Henderson Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that the Adviser provides a number of different services for the Janus Henderson Funds and fund shareholders, ranging from investment management services to various other servicing functions, and that, in its view, the Adviser is a capable provider of those services. The independent fee consultant also provided its belief that the Adviser has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by the Adviser and the subadviser to each Janus Henderson Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Janus Henderson Funds whose performance lagged that of their peers for certain periods, the Janus Henderson Funds were likely to benefit from the continued provision of those services. They also concluded that the Adviser and the subadviser had sufficient personnel, with the appropriate education and experience, to serve the Janus Henderson Funds effectively and each had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Janus Henderson Fund over various time periods. They noted that they considered Janus Henderson Fund performance data throughout the year, including periodic meetings with each Janus Henderson Fund’s portfolio manager(s), and also reviewed information comparing each Janus Henderson Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Janus Henderson Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Janus Henderson Funds’ performance has been reasonable: for the 36 months ended September 30, 2021, approximately 55% of the Janus Henderson Funds were in the top two quartiles of performance versus Broadridge peers, and for the 12 months ended September 30, 2021, approximately 45% of the Janus Henderson Funds were in the top two quartiles of performance versus Broadridge peers.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance and that the performance trend was improving

32	DECEMBER 31, 2021

Janus Henderson U.S. Managed Volatility Fund

Additional Information (unaudited)

Fixed-Income Funds

• For Janus Henderson Absolute Return Income Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Developed World Bond Fund, the Trustees noted the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Global Bond Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson High-Yield Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2021 and the second Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Short Duration Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2021 and the second Broadridge quartile for the 12 months ended May 31, 2021.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2021 and the second Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson European Focus Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the

Janus Investment Fund	33

Janus Henderson U.S. Managed Volatility Fund

Additional Information (unaudited)

Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Global Select Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Global Technology and Innovation Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson International Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s performance was in bottom Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Forty Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021.

34	DECEMBER 31, 2021

Janus Henderson U.S. Managed Volatility Fund

Additional Information (unaudited)

• For Janus Henderson Growth and Income Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, and the steps the Adviser had taken or was taking to improve performance.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser and subadviser had taken or were taking to improve performance.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser and subadviser had taken or were taking to improve performance.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser and subadviser had taken or were taking to improve performance.

U.S. Equity Funds

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Small-Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps the Adviser had taken or was taking to improve performance.

Janus Investment Fund	35

Janus Henderson U.S. Managed Volatility Fund

Additional Information (unaudited)

In consideration of each Janus Henderson Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Janus Henderson Fund’s performance warranted continuation of such Janus Henderson Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Janus Henderson Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management fees (investment advisory fees and any administration fees but excluding out-of-pocket costs) for many of the Janus Henderson Funds, after applicable waivers, was below the average management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by the Adviser out of its management fees collected from such Janus Henderson Fund.

The independent fee consultant provided its belief that the management fees charged by the Adviser to each of the Janus Henderson Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by the Adviser. The independent fee consultant found: (1) the total expenses and management fees of the Janus Henderson Funds to be reasonable relative to other comparable mutual funds; (2) the total expenses, on average, were 8% under the average total expenses of the respective Broadridge Expense Group peers; and (3) and the management fees for the Janus Henderson Funds, on average, were 6% under the average management fees for the respective Broadridge Expense Group. The Trustees also considered the total expenses for each share class of each Janus Henderson Fund compared to the average total expenses for its Broadridge Expense Group and to average total expenses for its Broadridge Expense Universe.

For certain Janus Henderson Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses which assessed fund fees in the context of fund performance being delivered. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Janus Henderson Funds was reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and/or expense waivers on such Janus Henderson Funds.

The Trustees considered the methodology used by the Adviser and subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by the Adviser and subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by the Adviser or subadviser (for which the Adviser or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Janus Henderson Funds having a similar strategy, the Trustees considered that the Adviser noted that, under the terms of the management agreements with the Janus Henderson Funds, the Adviser performs significant additional services for the Janus Henderson Funds that it does not provide to those other clients, including administration services, oversight of the Janus Henderson Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Janus Henderson Funds, the Adviser assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, the Trustees noted that the independent fee consultant found that: (1) the management fees the Adviser charges to the Janus Henderson Funds are reasonable in relation to the management fees the Adviser charges to funds subadvised by the Adviser and to the fees the Adviser charges to its institutional separate account clients; (2) these subadvised and institutional separate accounts have different service and infrastructure needs and operate in markets very distinct relative to retail funds; (3) Janus Henderson mutual fund investors enjoy reasonable fees relative to the fees charged to Janus Henderson subadvised fund and separate account investors; and (4) as part of its 2020 review, 9 of 10 Janus Henderson Funds have lower management fees than similar funds subadvised by the Adviser.

The Trustees considered the fees for each Janus Henderson Fund for its fiscal year ended in 2020, including the VIT Portfolios, and noted the following with regard to each VIT Portfolio’s total expenses, net of applicable fee waivers (the VIT Portfolio’s “total expenses”):

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Janus Henderson U.S. Managed Volatility Fund

Additional Information (unaudited)

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

Fixed-Income Funds

• For Janus Henderson Absolute Return Income Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Developed World Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short Duration Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson European Focus Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

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Janus Henderson U.S. Managed Volatility Fund

Additional Information (unaudited)

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Global Real Estate Fund, the Trustees noted, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Sustainable Equity Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Global Technology and Innovation Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson International Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Overseas Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has voluntarily agreed to limit the Fund’s expenses to assist the Fund in attempting to maintain a yield of at least 0.00%.

• For Janus Henderson Money Market Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has agreed to limit the Fund’s expenses to assist the Fund in attempting to maintain a yield of at least 0.00%.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that, that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that, that the Fund’s total expenses were below the peer group average for all share classes.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser had contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted

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Janus Henderson U.S. Managed Volatility Fund

Additional Information (unaudited)

that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Research Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

U.S. Equity Funds

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Small-Mid Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

The Trustees reviewed information on the overall profitability to the Adviser and its affiliates from their relationships with the Janus Henderson Funds, and considered profitability data of other publicly traded mutual fund advisers. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by

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Janus Henderson U.S. Managed Volatility Fund

Additional Information (unaudited)

numerous factors, including the organizational structure of the particular fund manager, differences in complex size, difference in product mix, difference in types of business (mutual fund, institutional and other), differences in the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses and the fund manager’s capital structure and cost of capital.

Additionally, the Trustees considered the estimated profitability to the Adviser from the investment management services it provided to each Janus Henderson Fund. In their review, the Trustees considered whether the Adviser and subadviser receive adequate incentives and resources to manage the Janus Henderson Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Janus Henderson Fund is necessarily a product of the allocation methodology utilized by the Adviser to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant found that (1) the expense allocation methodology and rationales utilized by the Adviser were reasonable and (2) no clear correlation exists between expense allocations and operating margins. The Trustees also considered that the estimated profitability for an individual Janus Henderson Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Janus Henderson Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that the Adviser’s estimated profitability with respect to each Janus Henderson Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Janus Henderson Funds was not a material factor in the Board’s approval of the reasonableness of any Janus Henderson Fund’s investment management fees.

The Trustees concluded that the management fees payable by each Janus Henderson Fund to the Adviser and its affiliates, as well as the fees paid by the Adviser to the subadviser of subadvised Janus Henderson Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees the Adviser and the subadviser charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Janus Henderson Funds. The Trustees also concluded that each Janus Henderson Fund’s total expenses were reasonable, taking into account the size of the Janus Henderson Fund, the quality of services provided by the Adviser and subadviser, the investment performance of the Janus Henderson Fund, and any expense limitations agreed to or provided by the Adviser.

Economies of Scale

The Trustees considered information about the potential for the Adviser to realize economies of scale as the assets of the Janus Henderson Funds increase. They noted that their independent fee consultant published a report to the Trustees in November 2019 which provided its research and analysis into economies of scale. They also noted that, although many Janus Henderson Funds pay advisory fees at a fixed base rate as a percentage of net assets, without any breakpoints or performance fees, their independent fee consultant concluded that 75% of these Janus Henderson Funds’ have contractual management fees (gross of waivers) below their Broadridge Expense Group averages. The Trustees also noted the following: (1) that for those Janus Henderson Funds whose expenses are being reduced by the contractual expense limitations of the Adviser, the Adviser is subsidizing certain of these Janus Henderson Funds because they have not reached adequate scale; (2) performance fee structures have been implemented for various Janus Henderson Funds that have caused the effective rate of advisory fees payable by such Janus Henderson Fund to vary depending on the investment performance of the Janus Henderson Fund relative to its benchmark index over the measurement period; and (3) a few Janus Henderson Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Janus Henderson Funds share directly in economies of scale through the significant investments made by the Adviser and its affiliates related to services provided to the Funds and the lower charges of third-party service providers that are based in part on the combined scale of all of the Janus Henderson Funds.

The Trustees also considered the independent fee consultant’s conclusion that, given the limitations of various analytical approaches to economies of scale and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus Henderson complex. In this regard, the independent consultant concluded that (1) to the extent there were economies of scale at the Adviser, the Adviser’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Janus Henderson Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Janus Henderson Funds, the Adviser appeared to be investing to increase the likelihood that these Janus

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Janus Henderson U.S. Managed Volatility Fund

Additional Information (unaudited)

Henderson Funds will grow to a level to achieve any economies of scale that may exist. Further, the independent fee consultant provided its belief that Janus Henderson Fund investors are well-served by the fee levels and performance fee structures in place on the Janus Henderson Funds in light of any economies of scale that may be present at the Adviser.

Based on all of the information reviewed, including the recent and past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Janus Henderson Fund was reasonable and that the current rates of fees do reflect a sharing between the Adviser and the Janus Henderson Fund of any economies of scale that may be present at the current asset level of the Janus Henderson Fund.

Other Benefits to the Adviser

The Trustees also considered benefits that accrue to the Adviser and its affiliates and subadviser to the Janus Henderson Funds from their relationships with the Janus Henderson Funds. They recognized that two affiliates of the Adviser separately serve the Janus Henderson Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided, and that such compensation contributes to the overall profitability of the Adviser and its affiliates that results from their relationship with the Janus Henderson Funds. The Trustees also considered the Adviser’s past and proposed use of commissions paid by the Janus Henderson Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Janus Henderson Fund and/or other clients of the Adviser and/or the Adviser, and/or subadviser to a Janus Henderson Fund. The Trustees concluded that the Adviser’s and the subadviser’s use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Janus Henderson Fund. The Trustees also concluded that, other than the services provided by the Adviser and its affiliates and subadviser pursuant to the agreements and the fees to be paid by each Janus Henderson Fund therefor, the Janus Henderson Funds and the Adviser and the subadviser may potentially benefit from their relationship with each other in other ways. They concluded that the Adviser and its affiliates share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of the Janus Henderson Funds and other clients serviced by the Adviser and its affiliates. They also concluded that the Adviser and the subadviser benefit from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Janus Henderson Funds and that the Janus Henderson Funds benefit from the Adviser’s and/or the subadviser’s receipt of those products and services as well as research products and services acquired through commissions paid by other clients of the Adviser and/or other clients of the subadviser. They further concluded that the success of any Janus Henderson Fund could attract other business to the Adviser, the subadviser or other Janus Henderson funds, and that the success of the Adviser and the subadviser could enhance the Adviser’s and the subadviser’s ability to serve the Janus Henderson Funds.

Janus Investment Fund	41

Janus Henderson U.S. Managed Volatility Fund

Useful Information About Your Fund Report (unaudited)

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of the Adviser and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Bloomberg and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

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Janus Henderson U.S. Managed Volatility Fund

Useful Information About Your Fund Report (unaudited)

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the

Janus Investment Fund	43

Janus Henderson U.S. Managed Volatility Fund

Useful Information About Your Fund Report (unaudited)

portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

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Janus Henderson U.S. Managed Volatility Fund

Notes

NotesPage1

Janus Investment Fund	45

This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson and Intech are trademarks of Janus Henderson Group plc or one of its subsidiaries. © Janus Henderson Group plc Janus Henderson Distributors US LLC
125-24-93016 03-22

Item 2 - Code of Ethics

Not applicable to semiannual reports.

Item 3 - Audit Committee Financial Expert

Not applicable to semiannual reports.

Item 4 - Principal Accountant Fees and Services

Not applicable to semiannual reports.

Item 5 - Audit Committee of Listed Registrants

Not applicable.

Item 6 - Investments

(a) Schedule of Investments is contained in the Reports to Shareholders included under Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant.

Item 8 - Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant.

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant.

Item 10 - Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees.

Item 11 - Controls and Procedures

(a) The Registrant's Principal Executive Officer and Principal Financial Officer have evaluated the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) within 90 days of this filing and have concluded that the Registrant's disclosure controls and procedures were effective, as of that date.

(b) There have been no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the Registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12 – Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

(a) Not applicable

(b) Not applicable.

Item 13 - Exhibits

(a) (1) Not applicable because the Registrant has posted its Code of Ethics (as defined in Item 2(b) of Form N-CSR) on its website pursuant to paragraph (f)(2) of Item 2 of Form N-CSR.

(a) (2) Separate certifications for the Registrant's Principal Executive Officer and Principal Financial Officer, as required under Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached as Ex99.CERT.

(b) A certification for the Registrant's Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, is attached as Ex99.906CERT.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Janus Investment Fund

By: /s/ Michelle Rosenberg

Michelle Rosenberg, Interim President and Chief Executive Officer of Janus Investment Fund

(Principal Executive Officer)

Date: March 1, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ Michelle Rosenberg

Michelle Rosenberg, Interim President and Chief Executive Officer of Janus Investment Fund

(Principal Executive Officer)

Date: March 1, 2022

By: /s/ Jesper Nergaard

Jesper Nergaard, Vice President, Chief Financial Officer, Treasurer and Principal Accounting Officer of Janus Investment Fund

(Principal Accounting Officer and Principal Financial Officer)

Date: March 1, 2022